UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09491

Allianz Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

5701 Golden Hills Drive, Minneapolis, MN 55416-1297

(Address of principal executive offices) (Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219-8000

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-624-0197

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

AZL® DFA Five-Year Global Fixed Income Fund

Annual Report

December 31, 2022

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 10

Statement of Operations Page 10

Statements of Changes in Net Assets Page 11

Financial Highlights Page 12

Notes to the Financial Statements Page 13

Report of Independent Registered Public Accounting Firm Page 20

Other Information Page 21

Approval of Investment Advisory and Subadvisory Agreements Page 22

Information about the Board of Trustees and Officers Page 25

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® DFA Five-Year Global Fixed Income Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® DFA Five-Year Global Fixed Income Fund and Dimensional Fund Advisors LP serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2022?*

During the 12-month period, the AZL DFA Five-Year Global Fixed Income Fund returned (6.82)%. That compares to a total return of (4.49)% for the FTSE World Government Bond Index, 1-5 Years, (currency-hedged to USD), the Fund’s primary benchmark.1

In global developed markets and the U.S. Treasury fixed-income market, interest rates rose sharply throughout the year in response to inflationary pressures. Yield curves in global developed markets generally flattened and inverted in some cases during the year in the Fund’s eligible maturity range. Credit spreads widened during the year. Longer-term bonds underperformed shorter-term bonds, and corporate bonds underperformed government bonds.

The Fund underperformed its benchmark during the period. As eligible yield curves flattened during the second half of the year, the Fund increased its emphasis on bonds in the zero- to three-year maturity range. These moves benefited relative performance as shorter-term interest rates rose. However, in the first half of the year, the Fund’s holdings had a longer duration than the benchmark and contained more bonds with a four- to five-year maturity than the benchmark. The Fund also held fewer bonds in the one- to two-year maturity range relative to the benchmark. These under- and overweightings detracted from the Fund’s relative performance.

The Fund also held fewer Japanese yen-denominated bonds than the benchmark. This underweighting also detracted from its relative performance, as these bonds were among the strongest performers during the period.

The Fund used currency forward contracts to hedge its foreign currency exposure during the period. Given that the Fund’s benchmark index is also currency hedged, this strategy did not affect the Fund’s relative performance.

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2022.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® DFA Five-Year Global Fixed Income Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek to provide a market rate of return for a fixed income portfolio with low relative volatility of returns, and to seek to focus the eligible universe on securities with relatively less expected upward or downward movement in market value. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a universe of U.S. and foreign debt securities that mature within five years from the date of settlement.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Debt securities held by the Fund may decline in value due to rising interest rates.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, counterparty risk, and selection risk.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2022
	1 Year	3 Year	5 Year	Since Inception (4/27/15)
AZL® DFA Five-Year Global Fixed Income Fund	(6.82)%	(2.69)%	(0.71)%	(0.21)%
FTSE World Government Bond Index, 1-5 Years, Currency-Hedged in USD Terms	(4.49)%	(0.75)%	0.73%	0.85%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® DFA Five-Year Global Fixed Income Fund	0.91%

The above expense ratio is based on the current Fund prospectus dated April 29, 2022. The Manager and the Fund have entered into a written agreement reducing the management fee to 0.50% through at least April 30, 2024. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.95% through April 30, 2024. Additional information pertaining to the December 31, 2022 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the FTSE World Government Bond Index, 1-5 Years, Currency-Hedged in USD Terms, an unmanaged index that is designed to measure the performance of fixed-rate; local currency, investment-grade sovereign bonds, and currently comprises sovereign debt from over 20 countries. This index follows the same inclusion criteria and methodology as the FTSE (Non-USD) World Government Bond Index, which is a market capitalization-weighted index that tracks 10 government bond indexes, excluding the U.S. (“WGBI”), but only includes the securities from the WGBI with a weighted average life of greater than or equal to 1 and less than 5 years. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL DFA Five-Year Global Fixed Income Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL DFA Five-Year Global Fixed Income Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL DFA Five-Year Global Fixed Income Fund	$1,000.00	$992.40	$3.97	0.79%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL DFA Five-Year Global Fixed Income Fund	$1,000.00	$1,021.22	$4.02	0.79%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Foreign Bonds	54.1%

Yankee Debt Obligations	28.8

U.S. Treasury Obligations	9.5

Corporate Bonds	7.3

Unaffiliated Investment Company	3.1

Total Investment Securities	102.8

Net other assets (liabilities)	(2.8)

Net Assets	100.0%

3

AZL DFA Five-Year Global Fixed Income Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Corporate Bonds (7.3%):
Capital Markets (0.4%):
$1,629,000	National Securities Clearing Corp., 0.75%, 12/7/25, Callable 11/7/25 @ 100(a)	$1,444,495

Diversified Financial Services (1.2%):
4,160,000	Berkshire Hathaway, Inc., 3.13%, 3/15/26, Callable 12/15/25 @ 100	3,995,476

Food Products (0.3%):
1,248,000	Nestle Holdings, Inc., 0.63%, 1/15/26, Callable 12/15/25 @ 100(a)	1,107,731

Health Care (0.6%):
2,000,000	Roche Holdings, Inc., 3.35%, 9/30/24, Callable 6/30/24 @ 100(a)	1,950,808

Household Products (1.3%):
300,000	Procter & Gamble Co. (The), 0.63%, 10/30/24	306,987
4,406,000	Procter & Gamble Co. (The), 1.00%, 4/23/26	3,938,374

		4,245,361

Internet & Direct Marketing Retail (1.6%):
2,000,000	Amazon.com, Inc., Class A, 2.73%, 4/13/24	1,950,340
1,500,000	Amazon.com, Inc., 0.45%, 5/12/24	1,415,116
2,241,000	Amazon.com, Inc., 1.00%, 5/12/26, Callable 4/12/26 @ 100	1,989,764

		5,355,220

Oil, Gas & Consumable Fuels (0.3%):
100,000	Chevron Corp., 1.55%, 5/11/25, Callable 4/11/25 @ 100	93,231
754,000	Chevron USA, Inc., 0.69%, 8/12/25, Callable 7/12/25 @ 100	675,217
200,000	Exxon Mobil Corp., 0.14%, 6/26/24, Callable 5/26/24 @ 100	204,151

		972,599

Pharmaceuticals (1.3%):
462,000	Merck & Co., Inc., 0.75%, 2/24/26, Callable 1/24/26 @ 100	409,952
400,000	Novartis Capital Corp., 3.40%, 5/6/24	391,902
2,400,000	Roche Holdings, Inc., 1.88%, 3/8/24(a)	2,322,521
1,106,000	Roche Holdings, Inc., 0.99%, 3/5/26, Callable 2/5/26 @ 100(a)	987,493

		4,111,868

Technology Hardware, Storage & Peripherals (0.3%):
1,000,000	Apple, Inc., 2.51%, 8/19/24, Callable 6/19/24 @ 100	711,612
231,000	Apple, Inc., 1.13%, 5/11/25, Callable 4/11/25 @ 100	212,632

		924,244

Total Corporate Bonds (Cost $26,030,033)		24,107,802

Foreign Bonds (54.1%):
Banks (7.1%):
3,000,000	Bank of Montreal, 2.89%, 6/20/23+	2,193,625
700,000	Bank of Montreal, 2.70%, 9/11/24+	498,309
1,200,000	Bank of Nova Scotia (The), 2.29%, 6/28/24+	852,223
22,000	BNP Paribas SA, 2.88%, 9/26/23, MTN+	23,571
3,200,000	Canadian Imperial Bank of Commerce, 2.97%, 7/11/23+	2,338,165
1,300,000	Dexia Credit Local SA, 0.50%, 7/22/23+	1,541,022
600,000	Dexia Credit Local SA, 1.63%, 12/8/23, MTN+	711,488
1,700,000	Dexia Credit Local SA, 1.25%, 11/26/24+	1,751,565

Principal Amount		Value
Foreign Bonds, continued
Banks, continued
$600,000	DNB Bank ASA, 0.05%, 11/14/23, MTN+	$625,841
200,000	National Australia Bank, Ltd., 0.25%, 5/20/24, MTN+	205,921
500,000	National Australia Bank, Ltd., 2.90%, 2/25/27, MTN+	311,460
600,000	Nordic Investment Bank, 3.40%, 2/6/26, MTN+	397,428
1,350,000	Royal Bank of Canada, 2.33%, 12/5/23+	972,862
500,000	Royal Bank of Canada, 4.20%, 6/22/26, MTN+	330,833
1,300,000	Svenska Handelsbanken AB, 0.13%, 6/18/24, MTN+	1,326,464
200,000	Svenska Handelsbanken AB, 1.00%, 4/15/25, MTN+	202,862
4,300,000	Toronto-Dominion Bank (The), 3.01%, 5/30/23+	3,150,422
2,500,000	Toronto-Dominion Bank (The), 1.91%, 7/18/23+	1,815,316
200,000	Toronto-Dominion Bank (The), 0.63%, 7/20/23, MTN+	211,626
2,500,000	Toronto-Dominion Bank (The), 3.23%, 7/24/24+	1,797,071
600,000	Westpac Banking Corp., 0.75%, 10/17/23, MTN+	631,794
2,400,000	Westpac Banking Corp., 4.13%, 6/4/26, MTN+	1,593,242

		23,483,110

Capital Markets (1.5%):
1,500,000	FMS Wertmanagement, 0.63%, 12/15/23+	1,758,956
100,000	FMS Wertmanagement, 1.38%, 3/7/25+	113,185
1,000,000	International Finance Corp., 4.00%, 4/3/25, MTN+	679,099
3,500,000	International Finance Corp., 3.20%, 7/22/26, MTN+	2,300,773

		4,852,013

Diversified Financial Services (8.8%):
1,000,000	Agence Francaise de Developpement EPIC, 4.00%, 3/14/23+	1,072,309
2,600,000	Agence Francaise de Developpement EPIC, 3.13%, 1/4/24, MTN+	2,783,774
290,000	Berkshire Hathaway, Inc., 3.54%, 3/12/25, Callable 2/12/25 @ 100+	287,588
1,000,000	BNG Bank NV, 3.88%, 5/26/23+	1,075,788
200,000	BNG Bank NV, 0.05%, 7/11/23, MTN+	211,056
2,360,000	BNG Bank NV, 3.25%, 7/15/25, MTN+	1,563,925
1,000,000	Caisse D Amortissement de La Dette Sociale, 1.38%, 11/25/24, MTN+	1,032,815
73,000	Council Of Europe Development Bank, 0.13%, 5/25/23, MTN+	77,429
500,000	CPPIB Capital, Inc., 0.38%, 7/25/23+	592,525
1,400,000	CPPIB Capital, Inc., 0.38%, 6/20/24, MTN+	1,435,962
700,000	CPPIB Capital, Inc., 0.88%, 12/17/24+	787,460
420,000	European Financial Stability Facility, 0.13%, 10/17/23, MTN+	440,575
1,100,000	European Financial Stability Facility, 2.13%, 2/19/24, MTN+	1,166,766
700,000	European Financial Stability Facility, 2.93%, 4/19/24+	721,630
549,000	European Financial Stability Facility, 1.75%, 6/27/24, MTN+	577,046
200,000	European Financial Stability Facility, 0.40%, 2/17/25, MTN+	202,622
120,000	European Financial Stability Facility, 0.50%, 7/11/25, MTN+	120,771
550,000	European Financial Stability Facility, 2.96%, 10/15/25+	542,612
600,000	European Investment Bank, 0.00%, 10/16/23+	629,039
140,000	European Investment Bank, 0.50%, 11/15/23, MTN+	147,005
1,310,000	European Investment Bank, 0.88%, 12/15/23, MTN+	1,539,734
200,000	European Investment Bank, 0.05%, 12/15/23, MTN+	208,545

See accompanying notes to the financial statements.

4

AZL DFA Five-Year Global Fixed Income Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Foreign Bonds, continued
Diversified Financial Services, continued
$7,000,000	European Investment Bank, 0.75%, 9/9/24, MTN+	$685,799
200,000	European Investment Bank, 0.88%, 9/13/24, MTN+	206,486
500,000	European Investment Bank, 0.75%, 11/15/24, MTN+	565,819
1,122,000	European Investment Bank, 1.38%, 3/7/25, MTN+	1,270,824
140,000	European Investment Bank, 3.03%, 3/25/25, MTN+	140,181
2,000,000	European Investment Bank, 1.25%, 5/12/25, MTN+	182,200
800,000	European Investment Bank, 2.90%, 10/17/25, MTN+	526,545
500,000	European Stability Mechanism, 0.10%, 7/31/23+	527,646
366,000	European Stability Mechanism, 0.13%, 4/22/24, MTN+	377,677
800,000	European Stability Mechanism, 3.01%, 12/16/24+	807,989
900,000	European Stability Mechanism, 3.01%, 3/14/25+	902,485
350,000	Kommunalbanken AS, 1.00%, 12/12/24, MTN+	395,156
600,000	Kommunekredit, 2.00%, 6/25/24, MTN+	700,239
150,000	Kommunekredit, 0.38%, 11/15/24+	167,795
1,000,000	Kommuninvest I Sverige AB, 1.00%, 11/13/23, MTN+	94,253
500,000	Kreditanstalt fuer Wiederaufbau, 3.20%, 9/11/26, MTN+	328,808
1,100,000	Landwirtschaftliche Rentenbank, 4.75%, 5/6/26, MTN+	761,160
300,000	Nederlandse Waterschapsbank NV, 3.00%, 11/16/23+	320,977
1,050,000	Nederlandse Waterschapsbank NV, 2.00%, 12/16/24, MTN+	1,206,966
300,000	NRW Bank, 1.38%, 12/15/23+	354,003
800,000	NRW Bank, 0.38%, 12/16/24, MTN+	892,160
500,000	Op Corporate Bank PLC, 1.00%, 5/22/25, MTN+	503,425

		29,135,569

Financial Services (1.0%):
255,000	International Development Association, 0.75%, 12/12/24+	287,045
1,300,000	OMERS Finance Trust, 0.45%, 5/13/25+	1,296,577
950,000	Ontario Teachers’ Finance Trust, 0.50%, 5/6/25+	948,821
900,000	PSP Capital, Inc., 2.09%, 11/22/23+	650,063

		3,182,506

Financials (0.1%):
150,000	Euroclear Bank SA, 0.13%, 7/7/25, MTN+	147,703

Health Care (0.1%):
100,000	Novo Nordisk Finance Netherlands BV, 0.75%, 3/31/25, Callable 2/28/25 @ 100, MTN+	100,961
200,000	Roche Finance Europe BV, 0.88%, 2/25/25, Callable 11/25/24 @ 100, MTN+	206,803

		307,764

Industrial Services (1.3%):
613,000	Network Rail Infrastructure Finance plc, 4.75%, 1/22/24, MTN+	744,426
1,100,000	Societe Nationale SNCF SA, 4.88%, 6/12/23+	1,186,451
800,000	Societe Nationale SNCF SA, 4.63%, 2/2/24+	868,242
1,250,000	Societe Nationale SNCF SA, 4.13%, 2/19/25, MTN+	1,357,431

		4,156,550

Insurance (0.3%):
600,000	UNEDIC ASSEO, 2.38%, 5/25/24, MTN+	634,645
400,000	UNEDIC ASSEO, 0.13%, 11/25/24, MTN+	403,455

		1,038,100

Principal Amount		Value
Foreign Bonds, continued
National (3.3%):
$1,200,000	Agence Francaise de Developpement EPIC, 3.23%, 3/25/25, MTN+	$1,196,404
600,000	BNG Bank NV, 2.00%, 4/12/24, MTN+	703,293
200,000	Bpifrance SACA, 0.75%, 11/25/24+	204,485
200,000	Bpifrance SACA, 0.50%, 5/25/25, MTN+	200,775
1,000,000	Export Development Canada, 1.38%, 12/8/23, MTN+	1,181,546
500,000	Export Development Canada, 3.27%, 1/27/25, MTN+	500,578
400,000	Kreditanstalt fuer Wiederaufbau, 0.13%, 10/4/24+	407,993
540,000	Kreditanstalt fuer Wiederaufbau, 2.90%, 11/15/24, MTN+	547,785
1,120,000	Kreditanstalt fuer Wiederaufbau, 2.95%, 2/18/25, MTN+	1,126,605
159,000	Kreditanstalt fuer Wiederaufbau, 0.38%, 4/23/25+	160,465
1,200,000	Kreditanstalt Fuer Wiederaufbau, 0.88%, 7/18/24, MTN+	1,375,821
64,000	Kreditanstalt Fuer Wiederaufbau, 0.01%, 3/31/25, MTN+	64,149
2,500,000	Oesterreichische Kontrollbank AG, 0.00%, 4/6/23, MTN+	2,660,705
400,000	Oesterreichische Kontrollbank AG, 1.25%, 12/15/23, MTN+	471,535

		10,802,139

Oil, Gas & Consumable Fuels (0.4%):
590,000	Shell International Finance BV, 1.13%, 4/7/24+	615,284
300,000	Shell International Finance BV, 0.50%, 5/11/24, MTN+	309,678
500,000	Shell International Finance BV, 0.75%, 5/12/24, MTN+	517,831

		1,442,793

Pharmaceuticals (0.1%):
200,000	Abbott Ireland Financing DAC, 0.10%, 11/19/24, Callable 10/19/24 @ 100+	201,606
100,000	Sanofi, 0.88%, 4/6/25, Callable 3/6/25 @ 100+	102,182

		303,788

Regional & Local (2.6%):
15,000,000	Kommuninvest I Sverige AB, 1.00%, 10/2/24, MTN+	1,380,982
15,000,000	Kommuninvest I Sverige AB, 1.00%, 5/12/25, MTN+	1,358,631
1,000,000	Province of Alberta Canada, 0.50%, 4/16/25+	1,005,512
1,300,000	Province of Alberta Canada, 0.63%, 4/18/25+	1,309,712
700,000	Province of Quebec Canada, 0.88%, 1/15/25+	712,961
4,000,000	Queensland Treasury Corp., 3.25%, 7/21/26+(a)	2,654,097
200,000	State of Hesse, 3.14%, 3/10/25+	200,049

		8,621,944

Sovereign Bond (24.3%):
23,000,000	African Development Bank, 0.24%, 4/14/23, MTN+	2,189,511
150,000	Asian Development Bank, 2.50%, 12/19/24, MTN+	175,160
1,000,000	Asian Development Bank, 3.75%, 3/12/25, MTN+	675,280
1,000,000	Asian Development Bank, 0.50%, 5/5/26, MTN+	603,065
600,000	Austria Treasury Bill, 0.00%, 4/27/23+(b)	637,728
5,000,000	Denmark Government Bond, 1.50%, 11/15/23+	712,249
66,000,000	Denmark Government Bond, 2.82%, 11/15/24+	9,020,076
200,000	European Union, 1.88%, 4/4/24+	211,435
600,000	European Union, 0.50%, 4/4/25, MTN+	608,669
4,920,000	European Union, 0.80%, 7/4/25+	4,993,985
700,000	Finland Government Bond, 2.93%, 9/15/24+(a)	713,179
1,300,000	Finland Government Bond, 0.88%, 9/15/25+(a)	1,320,662

See accompanying notes to the financial statements.

5

AZL DFA Five-Year Global Fixed Income Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Foreign Bonds, continued
Sovereign Bond, continued
$600,000	French Republic Government Bond OAT, 0.00%, 3/25/24+	$619,766
100,000	French Republic Government Bond OAT, 2.25%, 5/25/24+	106,120
300,000	French Republic Government Bond OAT, 1.75%, 11/25/24+	314,443
3,200,000	French Republic Government Bond OAT, 2.89%, 2/25/25+(b)	3,220,824
1,100,000	Inter American Development Bank, 1.38%, 12/15/24+	1,253,166
300,000	Inter-American Development Bank, 2.75%, 10/30/25, MTN+	196,441
300,000	Inter-American Development Bank, 4.25%, 6/11/26, MTN+	204,075
2,500,000	International Bank for Reconstruction & Development, 0.50%, 5/18/26, MTN+	1,503,594
4,950,000	Ireland Government Bond, 3.40%, 3/18/24+	5,331,878
3,400,000	Irish Government, 5.40%, 3/13/25+	3,825,328
600,000	Kingdom of Belgium Government Bond, 2.60%, 6/22/24+(a)	639,802
3,300,000	Kingdom of Belgium Government Bond, 0.50%, 10/22/24+(a)	3,392,114
900,000	Kingdom of Belgium Government Bond, 0.80%, 6/22/25+(a)	919,342
100,000	Kuntarahoitus OYJ, 0.13%, 3/7/24, MTN+	103,366
300,000	Kuntarahoitus OYJ, 0.00%, 11/15/24+	302,566
1,300,000	Kuntarahoitus OYJ, 0.88%, 12/16/24, MTN+	1,464,232
450,000	Landeskreditbank Baden Wuerttemberg Foerderbank, 1.38%, 12/15/23, MTN+	531,309
1,154,000	Landeskreditbank Baden Wuerttemberg Foerderbank, 0.38%, 12/9/24, MTN+	1,293,511
750,000	Netherlands Government Bond, 0.00%, 1/15/24+(a)	779,524
2,100,000	Netherlands Government Bond, 2.00%, 7/15/24+(a)	2,220,652
300,000	Netherlands Government Bond, 0.25%, 7/15/25+(a)	301,920
8,700,000	New South Wales Treasury Corp., 4.00%, 5/20/26+	5,920,948
2,900,000	New Zealand Government Bond, 5.50%, 4/15/23+	1,844,479
500,000	New Zealand Government Bond, 0.50%, 5/15/24+	298,214
4,500,000	New Zealand Local Government Funding Agency Bond, 2.25%, 4/15/24+	2,740,336
500,000	New Zealand Local Government Funding Agency Bond, 2.75%, 4/15/25+	298,917
11,100,000	Norway Government Bond, 1.75%, 3/13/25+(a)	1,101,764
21,500,000	Norwegian Government, 3.00%, 3/14/24+(a)	2,192,496
3,500,000	Province of Ontario Canada, 2.60%, 9/8/23+	2,550,259
100,000	Province of Ontario Canada, 0.50%, 12/15/23+	117,045
600,000	Province of Ontario Canada, 0.38%, 6/14/24+	615,226
100,000	Province of Ontario Canada, 0.88%, 1/21/25, MTN+	101,781
500,000	Province of Ontario Canada, 3.10%, 8/26/25, MTN+	329,128
300,000	Province of Quebec Canada, 0.75%, 12/13/24+	337,193
1,000,000	Republic of Austria, 1.65%, 10/21/24+(a)	1,045,573
550,000	Republic of Austria Government Bond, 1.75%, 10/20/23+(a)	583,189
700,000	State of North Rhine-Westphalia Germany, 0.63%, 12/16/24+	784,938
100,000	Svensk Exportkredit AB, Series E, 1.38%, 12/15/23, MTN+	117,962
18,000,000	Sweden Government Bond, 1.50%, 11/13/23+(a)	1,703,503
17,000,000	Sweden Government Bond, 2.50%, 5/12/25+(a)	1,618,253
7,000,000	Sweden Treasury Bill, 0.00%, 6/21/23+(a)(b)	663,319
7,700,000	Treasury Corp. of Victoria, 0.50%, 11/20/25, MTN+	4,749,106

		80,098,601

Principal Amount		Value
Foreign Bonds, continued
Supranationals (3.2%):
$4,600,000	Asian Development Bank, 1.38%, 12/15/23, MTN+	$5,432,552
438,000	Council Of Europe Development Bank, 0.38%, 3/27/25, MTN+	440,353
100,000	Eurofima Europaeische Gesellschaft fuer die Finanzierung von Eisenbahnmaterial, 0.25%, 2/9/24, MTN+	103,549
2,800,000	Inter American Development Bank, 1.25%, 12/15/23+	3,302,575
500,000	Inter American Development Bank, 2.70%, 1/29/26, MTN+	325,156
1,100,000	International Bank For Reconstruction, 2.50%, 8/3/23+	802,282
2,000,000	Nordic Investment Bank, 1.50%, 3/13/25, MTN+	196,529

		10,602,996

Transportation Infrastructure (0.0%†):
100,000	SNCF Reseau, 4.50%, 1/30/24+	108,429

Total Foreign Bonds (Cost $181,342,621)		178,284,005

Yankee Debt Obligations (28.8%):
Banks (8.1%):
500,000	Australia & New Zealand Banking Group, Ltd., 4.05%, 5/12/25, MTN	335,104
1,000,000	Commonwealth Bank of Australia, 4.20%, 8/18/25, MTN	672,300
2,208,000	Commonwealth Bank of Australia, 1.13%, 6/15/26(a)	1,942,333
20,000	Cooperatieve Rabobank UA, 1.38%, 1/10/25	18,683
1,400,000	Dexia Credit Local SA, 0.50%, 7/16/24	1,311,328
400,000	National Australia Bank, Ltd., 1.39%, 1/12/25(a)	373,120
2,000,000	National Australia Bank, Ltd., 3.90%, 5/30/25, MTN	1,336,360
1,000,000	National Australia Bank, Ltd., 3.38%, 1/14/26	957,182
1,690,000	Nordea Bank Abp, 0.75%, 8/28/25(a)	1,510,950
2,000,000	Skandinaviska Enskilda Banken AB, 0.85%, 9/2/25(a)	1,788,512
6,779,000	Skandinaviska Enskilda Banken AB, 1.20%, 9/9/26(a)	5,913,139
1,250,000	Svenska Handelsbanken AB, 0.55%, 6/11/24(a)	1,171,416
2,663,000	Toronto-Dominion Bank (The), 0.75%, 1/6/26, MTN	2,353,746
17,000	Toronto-Dominion Bank (The), 1.20%, 6/3/26	15,032
1,000,000	Westpac Banking Corp., 1.02%, 11/18/24	929,575
1,891,000	Westpac Banking Corp., 2.35%, 2/19/25	1,794,850
700,000	Westpac Banking Corp., 2.70%, 3/17/25, MTN	457,153
1,000,000	Westpac Banking Corp., 2.85%, 5/13/26	937,865
3,423,000	Westpac Banking Corp., 1.15%, 6/3/26	3,025,805

		26,844,453

Capital Markets (1.5%):
1,800,000	Erste Abwicklungsanstalt, 0.25%, 3/1/24, MTN	1,708,830
2,400,000	Erste Abwicklungsanstalt, 0.88%, 10/30/24, MTN	2,238,768
1,000,000	PSP Capital, Inc., 0.50%, 9/15/24	932,590

		4,880,188

Diversified Financial Services (3.2%):
4,800,000	Agence Francaise de Developpement EPIC, 0.63%, 1/22/26, MTN	4,267,152
796,000	Caisse D Amortissement de La Dette Sociale, 3.38%, 3/20/24, MTN	782,986
541,000	European Investment Bank, 3.25%, 1/29/24	532,252
900,000	Kommunalbanken AS, 4.25%, 7/16/25, MTN	611,513
2,800,000	Kommunalbanken AS, 0.60%, 6/1/26, MTN	1,677,041
2,634,000	Kreditanstalt fuer Wiederaufbau, 0.25%, 3/8/24	2,498,125

		10,369,069

See accompanying notes to the financial statements.

6

AZL DFA Five-Year Global Fixed Income Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Yankee Debt Obligations, continued
National (4.1%):
$900,000	BNG Bank NV, 3.50%, 8/26/24(a)	$882,630
1,665,000	Export Development Canada, 2.63%, 2/21/24	1,624,006
205,000	FMS Wertmanagement, 2.75%, 1/30/24	200,640
600,000	Kommunalbanken AS, 0.25%, 12/8/23, MTN	574,850
300,000	Kommunalbanken AS, 2.75%, 2/5/24	293,844
1,000,000	Kommunalbanken AS, 2.00%, 6/19/24, MTN	960,360
1,150,000	Nederlandse Waterschapsbank NV, 1.13%, 3/15/24, MTN	1,100,130
2,402,000	Oesterreichische Kontrollbank AG, 0.50%, 9/16/24	2,240,206
2,000,000	Svensk Exportkredit AB, 0.38%, 3/11/24	1,897,868
1,800,000	Svensk Exportkredit AB, 3.63%, 9/3/24	1,764,587
2,000,000	Swedish Export Credit, 0.50%, 11/10/23	1,927,314

		13,466,435

Oil, Gas & Consumable Fuels (1.1%):
4,000,000	Equinor ASA, 1.75%, 1/22/26, Callable 12/22/25 @ 100	3,659,600

Regional & Local (3.2%):
1,300,000	Kommunekredit, 1.00%, 12/15/23	1,254,968
1,200,000	Kommuninvest I Sverige, 3.25%, 1/16/24, MTN	1,180,890
300,000	Kommuninvest I Sverige, 0.38%, 2/16/24	285,396
3,000,000	Kommuninvest I Sverige AB, 1.38%, 5/8/24, MTN	2,865,186
1,000,000	Kommuninvest I Sverige AB, 1.38%, 5/8/24(a)	955,062
1,486,000	Kommuninvest I Sverige AB, 2.88%, 7/3/24(a)	1,444,162
2,581,000	Landeskreditbank Baden-Wuerttemberg Foerderbank, 2.00%, 7/23/24, MTN	2,477,631

		10,463,295

Sovereign Bond (5.7%):
844,000	Asian Infrastructure Investment Bank (The), 2.25%, 5/16/24	815,111
3,714,000	International Bank for Reconstruction & Development, 2.50%, 3/19/24	3,615,278
500,000	Ontario Province of, 3.40%, 10/17/23	493,670
600,000	Province of Alberta Canada, 2.95%, 1/23/24	588,122
1,000,000	Province of Manitoba Canada, 2.60%, 4/16/24	972,701
2,400,000	Province of Ontario Canada, 3.05%, 1/29/24	2,352,398

Principal Amount		Value
Yankee Debt Obligations, continued
Sovereign Bond, continued
$5,120,000	Province of Quebec Canada, 2.50%, 4/9/24	$4,973,870
2,800,000	SFIL SA, 0.63%, 2/9/26, MTN	2,487,800
2,800,000	Svensk Exportkredit AB, 0.38%, 7/30/24	2,614,212

		18,913,162

Supranationals (1.9%):
3,528,000	Asian Development Bank, 1.63%, 3/15/24	3,397,623
454,000	Inter-American Development Bank, 3.00%, 2/21/24	445,450
1,000,000	Inter-American Development Bank, 3.25%, 7/1/24	979,523
324,000	Inter-American Investment Corp., 1.75%, 10/2/24	307,871
1,000,000	International Bank for Reconstruction & Development, 2.25%, 3/28/24	969,697

		6,100,164

Total Yankee Debt Obligations (Cost $100,045,183)		94,696,366

U.S. Treasury Obligations (9.5%):
U.S. Treasury Notes (9.5%):
3,750,000	0.13%, 8/15/23	3,644,531
4,708,700	0.75%, 12/31/23	4,526,238
5,500,000	0.88%, 1/31/24	5,275,703
3,000,000	2.50%, 1/31/24	2,928,750
1,500,000	0.13%, 2/15/24	1,425,000
8,000,000	0.38%, 4/15/24	7,570,000
6,400,000	0.25%, 5/15/24	6,024,000

		31,394,222

Total U.S. Treasury Obligations (Cost $31,648,358)		31,394,222

Shares		Value
Unaffiliated Investment Company (3.1%):
Money Markets (3.1%):
10,319,797	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 3.90%(b)	10,319,797

Total Unaffiliated Investment Company (Cost $10,319,797)		10,319,797

Total Investment Securities (Cost $349,385,992) — 102.8%(c)		338,802,192
Net other assets (liabilities) — (2.8)%		(9,117,853)

Net Assets — 100.0%		$329,684,339

Percentages indicated are based on net assets as of December 31, 2022.

MTN—Medium Term Note

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

†	Represents less than 0.05%.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors.

(b)	The rate represents the effective yield at December 31, 2022.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

7

AZL DFA Five-Year Global Fixed Income Fund

Schedule of Portfolio Investments

December 31, 2022

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total value of investments as of December 31, 2022:

Country	Percentage

Australia	8.5%
Austria	2.3%
Belgium	1.5%
Canada	12.7%
Denmark	3.5%
Finland	1.7%
France	8.3%
Germany	5.9%
Ireland	2.8%
Luxembourg	1.1%
Netherlands	3.6%
New Zealand	1.5%
Norway	3.6%
Supranational	13.8%
Sweden	9.5%
United Kingdom	0.2%
United States	19.5%

100.0%

Forward Currency Contracts

At December 31, 2022, the Fund’s open forward currency contracts were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
Norwegian Krone	4,038,267	U.S. Dollar	394,065	HSBC	1/5/23	$18,750
Norwegian Krone	1,970,005	U.S. Dollar	185,227	HSBC	1/5/23	16,158
Norwegian Krone	3,361,544	U.S. Dollar	316,923	HSBC	1/5/23	26,713
Norwegian Krone	5,093,693	U.S. Dollar	492,064	HSBC	1/5/23	28,643
U.S. Dollar	2,879,736	Swedish Krona	29,805,153	HSBC	1/11/23	19,712
Australian Dollar	83,891	U.S. Dollar	54,627	ANZ Banking Group	1/17/23	2,520
Australian Dollar	881,369	U.S. Dollar	589,574	ANZ Banking Group	1/17/23	10,817
U.S. Dollar	1,588,571	Swedish Krona	16,485,351	Bank of America	1/17/23	6,035
Australian Dollar	514,719	U.S. Dollar	349,188	Bank of America	1/17/23	1,440
U.S. Dollar	643,120	European Euro	600,063	BNY Mellon	1/18/23	52
British Pound	620,420	U.S. Dollar	706,414	Bank of America	1/20/23	43,907
British Pound	348,095	U.S. Dollar	402,687	Bank of America	1/20/23	18,291
British Pound	257,754	U.S. Dollar	304,695	Bank of America	1/20/23	7,026
British Pound	320,816	U.S. Dollar	359,139	Bank of America	1/20/23	28,848
British Pound	134,722	U.S. Dollar	154,134	Bank of America	1/20/23	8,795
British Pound	411,903	U.S. Dollar	468,953	HSBC	1/20/23	29,192
British Pound	477,597	U.S. Dollar	560,347	HSBC	1/20/23	17,247
British Pound	382,916	U.S. Dollar	443,117	State Street	1/20/23	19,972
British Pound	417,547	U.S. Dollar	500,520	UBS	1/20/23	4,451
U.S. Dollar	289,759	New Zealand Dollar	448,692	UBS	1/20/23	4,892
U.S. Dollar	380,075	Swedish Krona	3,947,365	HSBC	1/23/23	987

						$314,448

U.S. Dollar	1,443,388	European Euro	1,445,120	Bank of America	1/3/23	(103,650)
U.S. Dollar	1,234,263	European Euro	1,248,902	Bank of America	1/3/23	(102,718)
U.S. Dollar	686,336	European Euro	684,540	Bank of America	1/3/23	(46,481)
U.S. Dollar	635,571	European Euro	612,681	Barclays Bank	1/3/23	(20,320)
U.S. Dollar	1,498,252	European Euro	1,508,369	HSBC	1/3/23	(116,496)
U.S. Dollar	463,519	European Euro	463,109	HSBC	1/3/23	(32,251)
U.S. Dollar	3,086,479	Danish Krone	22,943,596	State Street	1/3/23	(217,685)
U.S. Dollar	1,583,059	European Euro	1,570,543	State Street	1/3/23	(98,247)
U.S. Dollar	399,822	European Euro	407,588	State Street	1/3/23	(36,512)
U.S. Dollar	14,583,981	European Euro	14,592,484	State Street	1/3/23	(1,037,646)

See accompanying notes to the financial statements.

8

AZL DFA Five-Year Global Fixed Income Fund

Schedule of Portfolio Investments

December 31, 2022

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
U.S. Dollar	353,131	European Euro	350,563	State Street	1/3/23	$(22,155)
U.S. Dollar	428,682	European Euro	431,156	UBS	1/3/23	(32,882)
U.S. Dollar	1,457,657	European Euro	1,480,328	UBS	1/3/23	(127,072)
U.S. Dollar	343,896	Australian Dollar	513,780	Bank of America	1/5/23	(5,909)
U.S. Dollar	389,657	Australian Dollar	599,611	Bank of America	1/5/23	(18,586)
U.S. Dollar	5,279,758	Norwegian Krone	55,716,875	Bank of America	1/5/23	(415,941)
U.S. Dollar	43,817	Norwegian Krone	438,239	Barclays Bank	1/5/23	(982)
U.S. Dollar	3,325,595	Danish Krone	23,289,041	Bank of America	1/6/23	(29,165)
U.S. Dollar	1,280,236	Swedish Krona	14,415,665	Citigroup	1/11/23	(103,053)
U.S. Dollar	470,071	Swedish Krona	4,922,530	HSBC	1/11/23	(2,282)
U.S. Dollar	759,901	Swedish Krona	7,920,307	Bank of America	1/17/23	(420)
U.S. Dollar	10,296,976	Canadian Dollar	14,091,842	Bank of America	1/17/23	(113,220)
Australian Dollar	1,469,426	U.S. Dollar	1,001,229	Bank of America	1/17/23	(251)
U.S. Dollar	30,391,749	Australian Dollar	48,251,901	Citigroup	1/17/23	(2,477,586)
Australian Dollar	487,982	U.S. Dollar	335,663	Citigroup	1/17/23	(3,249)
U.S. Dollar	6,964,432	European Euro	7,070,929	Bank of America	1/18/23	(613,255)
U.S. Dollar	816,457	European Euro	774,360	BNY Mellon	1/18/23	(13,400)
U.S. Dollar	723,119	Danish Krone	5,148,536	Bank of America	1/18/23	(19,272)
U.S. Dollar	1,421,128	European Euro	1,359,311	Bank of America	1/18/23	(35,602)
U.S. Dollar	428,731	European Euro	411,741	Bank of America	1/18/23	(12,519)
U.S. Dollar	1,199,251	European Euro	1,151,118	Bank of America	1/18/23	(34,366)
U.S. Dollar	867,696	Danish Krone	6,553,430	Bank of America	1/18/23	(77,274)
U.S. Dollar	936,644	European Euro	930,219	Barclays Bank	1/18/23	(60,242)
U.S. Dollar	353,740	European Euro	331,072	Citigroup	1/18/23	(1,059)
U.S. Dollar	251,362	European Euro	236,334	Citigroup	1/18/23	(1,910)
U.S. Dollar	1,730,584	European Euro	1,635,668	State Street	1/18/23	(22,309)
U.S. Dollar	861,528	European Euro	829,383	UBS	1/18/23	(27,295)
U.S. Dollar	839,184	European Euro	803,660	Barclays Bank	1/19/23	(22,134)
U.S. Dollar	100,785	European Euro	96,693	Citigroup	1/19/23	(2,845)
U.S. Dollar	1,448,446	Danish Krone	10,336,569	Citigroup	1/19/23	(42,156)
U.S. Dollar	7,882,395	Canadian Dollar	10,796,292	HSBC	1/19/23	(93,347)
U.S. Dollar	2,798,475	European Euro	2,662,724	State Street	1/19/23	(55,283)
U.S. Dollar	786,729	European Euro	746,288	State Street	1/19/23	(13,101)
U.S. Dollar	7,218,031	European Euro	6,928,341	State Street	1/19/23	(207,377)
U.S. Dollar	358,269	European Euro	346,271	State Street	1/19/23	(12,845)
U.S. Dollar	404,705	European Euro	383,493	State Street	1/19/23	(6,301)
U.S. Dollar	1,025,019	European Euro	971,201	State Street	1/19/23	(15,860)
U.S. Dollar	399,114	European Euro	383,798	State Street	1/19/23	(12,219)
U.S. Dollar	1,781,130	European Euro	1,680,385	State Street	1/19/23	(19,812)
U.S. Dollar	294,269	European Euro	283,402	State Street	1/19/23	(9,465)
U.S. Dollar	33,580,793	British Pound	30,160,537	HSBC	1/20/23	(2,894,614)
British Pound	555,305	U.S. Dollar	678,825	State Street	1/20/23	(7,253)
U.S. Dollar	1,813,420	Swedish Krona	19,260,304	Bank of America	1/23/23	(36,256)
U.S. Dollar	4,251,519	New Zealand Dollar	6,794,700	UBS	1/24/23	(62,560)
U.S. Dollar	562,042	British Pound	500,235	State Street	1/25/23	(43,015)
U.S. Dollar	684,826	European Euro	674,616	State Street	1/25/23	(38,498)
U.S. Dollar	14,688,888	European Euro	14,556,862	State Street	1/25/23	(918,992)
U.S. Dollar	3,208,019	Danish Krone	22,338,689	HSBC	1/30/23	(16,353)
U.S. Dollar	26,479,525	European Euro	24,795,383	State Street	1/30/23	(115,546)
U.S. Dollar	622,783	New Zealand Dollar	1,004,961	Citigroup	2/28/23	(15,481)

						$(10,744,575)

Total Net Forward Currency Contracts						$(10,430,127)

Balances Reported in the Statement of Assets and Liabilities for Forward Currency Contracts

	Unrealized Appreciation	Unrealized Depreciation
Forward currency contracts	$314,448	$(10,744,575)

See accompanying notes to the financial statements.

9

AZL DFA Five-Year Global Fixed Income Fund

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investment securities, at cost	$349,385,992

Investment securities, at value	$338,802,192
Interest and dividends receivable	2,053,256
Foreign currency, at value (cost $298,892)	298,146
Unrealized appreciation on forward currency contracts	314,448
Receivable for capital shares issued	196
Prepaid expenses	152

Total Assets	341,468,390

Liabilities:
Unrealized depreciation on forward currency contracts	10,744,575
Payable for investments purchased	792,465
Payable for capital shares redeemed	2,145
Management fees payable	140,550
Administration fees payable	12,686
Distribution fees payable	70,274
Custodian fees payable	7,120
Administrative and compliance services fees payable	1,050
Transfer agent fees payable	968
Trustee fees payable	2,622
Other accrued liabilities	9,596

Total Liabilities	11,784,051

Net Assets	$329,684,339

Net Assets Consist of:
Paid in capital	$372,946,968
Total distributable earnings	(43,262,629)

Net Assets	$329,684,339

Shares of beneficial interest (unlimited number of shares authorized, no par value)	38,984,281
Net Asset Value (offering and redemption price per share)	$8.46

Statement of Operations

For the Year Ended December 31, 2022

Investment Income:
Interest	$6,232,336
Dividends	82,549
Income from securities lending	3,508

Total Investment Income	6,318,393

Expenses:
Management fees	2,175,842
Administration fees	68,270
Distribution fees	906,596
Custodian fees	29,051
Administrative and compliance services fees	4,606
Transfer agent fees	5,580
Trustee fees	18,424
Professional fees	14,293
Shareholder reports	4,648
Other expenses	9,202

Total expenses before reductions	3,236,512
Less Management fees contractually waived	(362,636)

Net expenses	2,873,876

Net Investment Income/(Loss)	3,444,517

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	(28,397,669)
Net realized gains/(losses) on forward currency contracts	9,711,677
Change in net unrealized appreciation/depreciation on securities and foreign currencies	(2,409,361)
Change in net unrealized appreciation/depreciation on forward currency contracts	(10,271,317)

Net realized and Change in net unrealized gains/losses on investments	(31,366,670)

Change in Net Assets Resulting From Operations	$(27,922,153)

See accompanying notes to the financial statements.

10

AZL DFA Five-Year Global Fixed Income Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021

Change In Net Assets:
Operations:
Net investment income/(loss)	$3,444,517	$(412,020)
Net realized gains/(losses) on investments	(18,685,992)	8,366,939
Change in unrealized appreciation/depreciation on investments	(12,680,678)	(14,804,697)

Change in net assets resulting from operations	(27,922,153)	(6,849,778)

Distributions to Shareholders:
Distributions	(14,502,305)	—

Change in net assets resulting from distributions to shareholders	(14,502,305)	—

Capital Transactions:
Proceeds from shares issued	2,555,459	27,868,290
Proceeds from dividends reinvested	14,502,305	—
Value of shares redeemed	(64,069,387)	(12,268,944)

Change in net assets resulting from capital transactions	(47,011,623)	15,599,346

Change in net assets	(89,436,081)	8,749,568
Net Assets:
Beginning of period	419,120,420	410,370,852

End of period	$329,684,339	$419,120,420

Share Transactions:
Shares issued	290,962	2,894,674
Dividends reinvested	1,722,364	—
Shares redeemed	(7,179,059)	(1,276,633)

Change in shares	(5,165,733)	1,618,041

See accompanying notes to the financial statements.

11

AZL DFA Five-Year Global Fixed Income Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated. Does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.)

	Year Ended December 31,
	2022	2021		2020		2019	2018

Net Asset Value, Beginning of Period	$9.49	$9.65		$9.82		$10.06	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.08 (a)	(0.01	)(a)	(0.03	)(a)	0.01 (a)	0.06
Net Realized and Unrealized Gains/(Losses) on Investments	(0.73)	(0.15)		0.09		0.34	0.06

Total from Investment Activities	(0.65)	(0.16)		0.06		0.35	0.12

Distributions to Shareholders From:
Net Investment Income	(0.38)	—		(0.23)		(0.59)	(0.06)

Total Dividends	(0.38)	—		(0.23)		(0.59)	(0.06)

Net Asset Value, End of Period	$8.46	$9.49		$9.65		$9.82	$10.06

Total Return(b)	(6.82)%	(1.66)%		0.57%		3.50%	1.17%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$329,684	$419,120		$410,371		$434,284	$460,894
Net Investment Income/(Loss)	0.95%	(0.10)%		(0.34)%		0.12%	0.45%
Expenses Before Reductions(c)	0.89%	0.91%		0.93%		0.92%	0.91%
Expenses Net of Reductions	0.79%	0.81%		0.83%		0.82%	0.81%
Portfolio Turnover Rate	119%	122%		62%		35%	69%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

12

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2022

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL DFA Five-Year Global Fixed Income Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

On December 13, 2022, the Board unanimously approved a reorganization whereby the AZL Enhanced Bond Index Fund will acquire all of the assets and liabilities of the Fund and costs related to the reorganization will be paid by the Manager.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust.

This report does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.

Securities Lending

To generate additional income, the Fund may lend up to 33 1⁄3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities

13

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2022

loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned on the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2022 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $342 during the year ended December 31, 2022. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund did not have securities lending transactions accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2022. At December 31, 2022, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2022, the Fund did not engage in any Rule 17a-7 transactions.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2022, the Fund entered into forward currency contracts in connections with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. For the year ended December 31, 2022, the monthly average notional amount for long contracts was $4.6 million and the monthly average notional amount for short contracts was $115.3 million. Realized gains and losses are reported as “Net realized gains/(losses) on forward currency contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2022:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Value	Statement of Assets and Liabilities Location	Total Value

Foreign Exchange Risk

Forward Currency Contracts	Unrealized appreciation on forward currency contracts	$314,448	Unrealized depreciation on forward currency contracts	$10,744,575

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2022:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Foreign Exchange Risk

Forward Currency Contracts	Net realized gains/(losses) on forward currency contracts/ Change in net unrealized appreciation/depreciation on forward currency contracts	$9,711,677	$(10,271,317)

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to transact net amounts in accordance with the master netting agreements at December 31, 2022. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Statement of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2022.

14

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2022

As of December 31, 2022, the Fund’s derivative assets and liabilities by type were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward currency contracts	$314,448	$10,744,575

Total derivative assets and liabilities in the Statement of Assets and Liabilities	314,448	10,744,575
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	—	—

Total assets and liabilities subject to a MNA	$314,448	$10,744,575

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under MNA and net of the related collateral received by the Fund as of December 31, 2022:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Derivative Assets

ANZ Banking Group	$13,337	$—	$—	$—	$13,337
Bank of America	114,342	(114,342)	—	—	—
BNY Mellon	52	(52)	—	—	—
HSBC	157,402	(157,402)	—	—	—
State Street	19,972	(19,972)	—	—	—
UBS	9,343	(9,343)	—	—	—

Total	$314,448	$(301,111)	$—	$—	$13,337

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under MNA and net of the related collateral received by the Fund as of December 31, 2022:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Derivative Liabilities

Bank of America	$1,664,885	$(114,342)	$—	$—	$1,550,543
Barclays Bank	103,678	—	—	—	103,678
BNY Mellon	13,400	(52)	—	—	13,348
Citigroup	2,647,339	—	—	—	2,647,339
HSBC	3,155,343	(157,402)	—	—	2,997,941
State Street	2,910,121	(19,972)	—	—	2,890,149
UBS	249,809	(9,343)	—	—	240,466

Total	$10,744,575	$(301,111)	$—	$—	$10,443,464

*

The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Dimensional Fund Advisors LP (“DFA”), DFA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Management fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2024.

For the year ended December 31, 2022, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL DFA Five-Year Global Fixed Income Fund	0.60%	0.95%

*

The Manager waived, prior to any application of expense limit, the management fee to 0.50% on all assets in order to maintain a more competitive expense ratio. The Manager reserves the right to increase the management fee to the amount shown in the table above (i.e., discontinue the waiver) at any time after April 30, 2024.

Any amounts waived or reimbursed by the Manager with respect to the annual expense limit in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2022, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

15

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2022

Management fees, which the Manager may waive in order to maintain more competitive expense ratios, are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations, as applicable.

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of combined average daily net assets of the Funds on the first $4 billion, 0.04% of combined average daily net assets of the Funds on the next $2 billion, 0.02% of combined average daily net assets of the Funds on the next $2 billion and 0.01% of combined average daily net assets of the Funds over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are determined pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source in accordance with valuation procedures approved by the Board. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Forward currency contracts are generally valued at the forward foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations have become unreliable or are not readily available as defined in Rule 2a-5 under the 1940 Act are valued in accordance with valuation procedures approved by the Board. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with valuation procedures approved by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. These procedures include the Fund’s use of a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The Board has designated the Manager to perform the Fund’s fair value determinations in accordance with valuation procedures approved by the Board. The effect of using fair value pricing is that the Fund’s NAV will be subject to the judgment of the Manager. The Manager’s fair valuation process is subject to the oversight of the Board.

16

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2022

The following is a summary of the valuation inputs used as of December 31, 2022 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Corporate Bonds+	$—	$24,107,802	$—	$24,107,802
Foreign Bonds+	—	178,284,005	—	178,284,005
Yankee Debt Obligations+	—	94,696,366	—	94,696,366
U.S. Treasury Obligations	—	31,394,222	—	31,394,222
Unaffiliated Investment Company	10,319,797	—	—	10,319,797

Total Investment Securities	10,319,797	328,482,395	—	338,802,192

Other Financial Instruments:*
Forward Currency Contracts	—	(10,430,127)	—	(10,430,127)

Total Investments	$10,319,797	$318,052,268	$—	$328,372,065

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*

Other Financial Instruments would include any derivative instruments, such as forward currency contracts. These investments are generally presented in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2022, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL DFA Five-Year Global Fixed Income Fund	$414,126,765	$501,142,855

For the year ended December 31, 2022, purchases and sales of long-term U.S. government securities were as follows:

	Purchases	Sales

AZL DFA Five-Year Global Fixed Income Fund	$192,384,089	$231,167,949

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk. The Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Fund.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default.

Foreign Securities Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may impair or otherwise limit the ability to invest in, receive, hold or sell the securities of such companies.

Interest Rate Risk: Debt securities held by the Fund may decline in value due to rising interest rates. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

London Interbank Offering Rate (“LIBOR”) Risk: Certain investments held by the Fund may pay or receive interest at floating rates based on LIBOR. The United Kingdom Financial Conduct Authority ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. The transition away from LIBOR could result in increased volatility and uncertainty in markets tied to LIBOR. The elimination of LIBOR may adversely affect the market for, or value of, specific securities or payments linked to LIBOR rates, the availability or terms of borrowing or refinancing, or the effectiveness of hedging strategies. To the extent that the Fund’s investments have maturities which extend beyond the transition period, the applicable interest rates might be subject to change if there is a transition from the LIBOR reference rate. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor or SOFR) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

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AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2022

7. Coronavirus (COVID-19) Pandemic

The global outbreak of the COVID-19 strain of the coronavirus has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may adversely impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objective(s).

8. Recent Regulatory Pronouncements

In December 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-06 “Reference Rate Reform (Topic 848)”. ASU No. 2022-06 updates and clarifies ASU No. 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of LIBOR and other interbank-offered reference rates. The temporary relief provided by ASU No. 2022-06 is effective immediately for certain reference rate-related contract modifications that occur through December 31, 2024. Management does not expect ASU No. 2022-06 to have a material impact on the financial statements.

9. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2022 is $349,386,721. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$3,903,986
Unrealized (depreciation)	(14,488,515)

Net unrealized appreciation/(depreciation)	$(10,584,529)

As of the end of its tax year ended December 31, 2022, the Fund had capital loss carry forwards (“CLCFs”) as summarized in the table below. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset.

CLCFs not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total Amount

AZL DFA Five-Year Global Fixed Income Fund	$17,005,864	$16,460,818	$33,466,682

The tax character of dividends paid to shareholders during the year ended December 31, 2022 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL DFA Five-Year Global Fixed Income Fund	$14,502,305	$—	$14,502,305

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2021, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL DFA Five-Year Global Fixed Income Fund	$—	$—	$—

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2022, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL DFA Five-Year Global Fixed Income Fund	$2,596,250	$—	$(33,466,682)	$(10,410,938)	$(41,281,370)

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, foreign currency gains or losses and straddles.

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AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2022

10. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2022, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 85% of the Fund. Investment activities of this shareholder could have a material impact to the Fund.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements, except as noted below.

The reorganization, as discussed in Note 1, whereby the AZL Enhanced Bond Index Fund will acquire all of the assets and liabilities of the Fund, is expected to be completed on or about March 10, 2023.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL DFA Five-Year Global Fixed Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL DFA Five-Year Global Fixed Income Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 23, 2023

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2024 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s) and certain competitor or “peer group” funds), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall-out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2022. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 14 and 21, 2022, and September 13, 2022, as well as in various other meetings preceding those meetings. Accordingly, the Advisory Contracts were approved by the Board at an in-person meeting on September 13, 2022. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2024. Additionally, at a subsequent meeting held December 13, 2022, the Board considered and approved a recommendation to reduce, through at least April 30, 2024, the management fee of the AZL FIAM Total Bond Fund.

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In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for others to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2022 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 14 and 21, 2022, and September 13, 2022, the Manager reported that for the one-year period ended December 31, 2021, nine Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40% of their respective Lipper peer groups. For the three-year period ended December 31, 2021, six Funds were in the top 40%, six were in the middle 20% and seven were in the bottom 40% of their respective Lipper peer groups. For the five-year period ended December 31, 2021, seven Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40% of their respective Lipper peer groups. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Five Funds, the AZL Russell 1000 Value Index Fund, AZL MSCI Emerging Markets Equity Index Fund, AZL Enhanced Bond Index Fund, AZL MetWest Total Return Bond Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Russell 1000 Value Index Fund and the AZL MSCI Emerging Markets Equity Index Fund in December 2021, of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund in February 2022, and of the AZL MetWest Total Return Fund in September 2021, to receive and review enhanced reporting on each Fund’s current investment strategy, process and outlook. As a result of these discussions, the Board understood that the underperformance of these Funds was primarily a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board considered that the Funds that are index funds seek to track their respective indices and do not take defensive positions under any market conditions, including in periods of market decline. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by low short-term interest rates during the periods measured.

The Board considered that the AZL DFA Five-Year Global Fixed Income Fund, which was in the bottom 40% for the three- and five-year periods, had shown improved relative performance in more recent periods.

At the Board meeting held September 13, 2022, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2022.

Thus, at the Board meeting held September 13, 2022, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2022, 18 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2021 for the 19 Funds was as follows: (1) 18 of the Funds had management fee rankings at or below the 65th percentile (with 14 Funds at or below the 50th percentile); and (2) for the AZL MSCI Global Equity Index Fund, it was determined that there was poor peer group comparability due to there being only one other fund in the category. In addition, the Board also considered that the AZL Enhanced Bond Index Fund ranked at the 63rd percentile in the bond index category, but that the Fund’s enhanced bond strategy lacks direct peers.

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The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2019 through 2021. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. In considering profitability information, the Board considered the possible effect of any fall-out benefits to the Subadvisers and their affiliates. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds (other than AZL FIAM Multi-Strategy Fund, AZL FIAM Total Bond Fund, and AZL MSCI Global Equity Index Fund) do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of June 30, 2022, were approximately $14.8 billion, and that no single Fund had assets in excess of $2.5 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as Fund assets change. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the FOF Trust, and ETF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	50	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	50	Diamond Hill Funds (10 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	50	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	50	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019 - 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc. (a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	50	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	50	None

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	50	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.

(2)	Indefinite.

(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Associate General Counsel, Senior Counsel, Allianz Life, 2008 to present.

25

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the FOF Trust, 2014 to present, and the ETF Trust, 2020 to present.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.

(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

26

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1222 02/23

AZL® DFA International Core Equity Fund

Annual Report

December 31, 2022

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 36

Statement of Operations Page 36

Statements of Changes in Net Assets Page 37

Financial Highlights Page 38

Notes to the Financial Statements Page 39

Report of Independent Registered Public Accounting Firm Page 44

Other Federal Income Tax Information Page 45

Other Information Page 46

Approval of Investment Advisory and Subadvisory Agreements Page 47

Information about the Board of Trustees and Officers Page 50

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® DFA International Core Equity Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® DFA International Core Equity Fund and Dimensional Fund Advisors LP serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2022?*

During the 12-month period, the AZL DFA International Core Equity Fund returned (13.49)% (net of fees). That compares to total returns of (14.01)% for the MSCI EAFE Index (gross of withholding taxes) and (13.82)% for the MSCI World Ex-USA Index (gross of withholding taxes), the Fund’s primary benchmarks.1

In U.S. dollar terms, developed ex-U.S. markets experienced negative performance during the period but outperformed both U.S. and emerging markets. Most developed ex-U.S. market currencies — particularly the Swedish krona and Japanese yen — depreciated relative to the U.S. dollar. These currency movements had a negative impact on the Fund’s relative returns in U.S. dollar-denominated terms.

Within the developed ex-U.S. equity universe, mid-cap stocks outperformed small-cap stocks, and large-cap stocks outperformed both. Value stocks outperformed growth stocks across all market cap sizes.

The Fund’s outperformance relative to its benchmarks was primarily driven by its emphasis on value stocks, which outperformed growth stocks in both small- and large-cap markets.

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2022.

[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.

1

AZL® DFA International Core Equity Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in equity securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2022
	1 Year	3 Year	5 Year	Since Inception (4/27/15)
AZL® DFA International Core Equity Fund	(13.49)%	1.61%	0.84%	2.67%
MSCI EAFE Index (gross of withholding taxes)	(14.01)%	1.34%	2.03%	3.12%
MSCI EAFE Index (net of withholding taxes)	(14.45)%	0.87%	1.54%	2.63%
MSCI World Ex-USA Index (gross of withholding taxes)	(13.82)%	1.77%	2.32%	3.26%
MSCI World Ex-USA Index (net of withholding taxes)	(14.29)%	1.27%	1.79%	2.74%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® DFA International Core Equity Fund	1.31%

The above expense ratio is based on the current Fund prospectus dated April 29, 2022. Effective October 1, 2022, the Manager and the Fund have entered into a written agreement reducing the management fee to 0.65% through at least April 30, 2024. Prior to October 1, 2022, the Manager waived the management fee to 0.75%. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.39% through April 30, 2024. Additional information pertaining to the December 31, 2022 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index and the Morgan Stanley Capital International World Ex-USA (“MSCI World Ex-USA”) Index. The MSCI EAFE Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI World Ex-USA Index captures a large- and mid-capitalization representation across 22 of 23 developed markets countries, excluding the United States. The Indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “gross of withholding taxes” reflects the maximum possible reinvestment of dividends with no adjustment for withholding tax deductions or tax credits. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL DFA International Core Equity Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL DFA International Core Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL DFA International Core Equity Fund	$1,000.00	$1,051.10	$5.43	1.05%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL DFA International Core Equity Fund	$1,000.00	$1,019.91	$5.35	1.05%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Industrials	18.3%

Financials	17.0

Materials	12.0

Consumer Discretionary	12.0

Energy	7.9

Consumer Staples	7.5

Health Care	7.2

Information Technology	7.0

Communication Services	5.3

Utilities	3.2

Real Estate	2.3

Total Common Stocks and Preferred Stocks	99.7

Warrants	— †

Rights	— †

Short-Term Security Held as Collateral for Securities on Loan	1.2%

Total Investment Securities	100.9

Net other assets (liabilities)	(0.9)

Net Assets	100.0%

†	Represents less than 0.05%.

3

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks (99.4%):
Aerospace & Defense (0.7%):
3,667	Airbus SE	$435,953
512	Avon Rubber plc	6,656
9,225	BAE Systems plc	95,322
1,760	Bombardier, Inc.*	67,953
2,289	CAE, Inc.*	44,282
3,081	Chemring Group plc	11,089
279	Dassault Aviation SA	47,331
116	Elbit Systems, Ltd.	18,904
89	Facc AG*	539
806	Hensoldt AG	19,070
865	Kongsberg Gruppen ASA	36,757
9,452	Leonardo SpA	81,464
1,132	LISI	23,568
492	MTU Aero Engines AG	106,473
16,472	QinetiQ Group plc	71,147
72,100	Rolls-Royce Holdings plc*	80,705
1,038	Saab AB	40,870
330	Safran SA	41,232
15,312	Senior plc	23,225
17,800	Singapore Technologies Engineering, Ltd.	44,559
615	Thales SA	78,608

		1,375,707

Air Freight & Logistics (0.5%):
900	Apollo Senior Floating Rate Fund, Inc.	10,689
4,417	BPOST SA	22,758
2,399	Cia de Distribucion Integral Logista Holdings SA	60,567
6,355	CTT-Correios de Portugal SA	20,991
9,311	Deutsche Post AG	350,433
4,733	Freightways, Ltd.	29,014
73	ID Logistics Group*	20,972
20,500	Kerry Network, Ltd.	36,910
1,800	Konoike Transport Co., Ltd.	21,852
449	Mainfreight, Ltd.	19,125
900	Mitsui-Soko Holdings Co., Ltd.	24,471
1,146	Oesterreichische Post AG^	35,987
17,081	PostNL NV	31,156
26,724	Royal Mail plc	68,876
900	SBS Holdings, Inc.	18,910
3,000	SG Holdings Co., Ltd.	41,826
27,700	Singapore Post, Ltd.	10,761
5,312	Wincanton plc	21,651
1,400	Yamato Holdings Co., Ltd.	22,260

		869,209

Airlines (0.2%):
1,500	Air Canada*	21,484
15,527	Air France-KLM*	20,443
80,763	Air New Zealand, Ltd.*	37,932
1,200	ANA Holdings, Inc.*	25,568
33,347	Cathay Pacific Airways, Ltd.*	36,254
7,555	Deutsche Lufthansa AG*	62,775
5,559	easyJet plc*	21,844
1,128	Exchange Income Corp.	43,852
1,600	Japan Airlines Co., Ltd.*	32,827
2,549	JET2 plc	29,576
5,386	Qantas Airways, Ltd.*	21,681
12,200	Singapore Airlines, Ltd.	50,288

		404,524

Shares		Value
Common Stocks, continued
Auto Components (1.6%):
1,000	Aisan Industry Co., Ltd.	$5,214
3,500	Aisin Sieki Co., Ltd.	93,239
7,300	Akebono Brake Industry Co., Ltd.*	8,274
1,027	Akwel	19,128
1,404	Arb Corp., Ltd.	24,494
202	Autoneum Holding AG	22,326
3,367	Brembo SpA	37,754
5,800	Bridgestone Corp.	206,521
1,647	Bulten AB	9,408
1,998	Cie Automotive SA	51,545
9,838	Cie Generale des Etablissements Michelin SCA	273,525
12,732	CIR SpA-Compagnie Industriali*	5,915
1,263	Continental AG	75,448
2,800	Daido Metal Co., Ltd.	10,109
2,400	Daikyonishikawa Corp.	10,086
1,800	Denso Corp.	88,252
8,224	Dometic Group AB(a)	53,286
1,800	Eagle Industry Co., Ltd.	14,700
673	Edag Engineering Group AG	7,276
1,724	ElringKlinger AG	12,835
1,500	Exco Technologies, Ltd.	8,532
1,700	Exedy Corp.	20,787
5,309	Faurecia SE*	80,032
2,300	FCC Co., Ltd.	23,490
1,000	F-Tech, Inc.	3,855
4,000	Futaba Industrial Co., Ltd.	10,768
6,562	Gestamp Automocion SA(a)	25,432
1,400	G-Tekt Corp.	15,255
6,206	Gud Holdings, Ltd.	31,975
108	Hella GmbH & Co. KGaA	8,795
1,600	Hi-Lex Corp.	13,125
700	H-One Co., Ltd.	3,256
300	Imasen Electric Industrial	1,409
19,355	Johnson Electric Holdings, Ltd.	24,381
6,700	JTEKT Corp.	46,831
1,800	Kasai Kogyo Co., Ltd.*	1,853
258	Kendrion NV	4,273
1,800	Koito Manufacturing Co., Ltd.	26,817
25,060	Kongsberg Automotive ASA*	6,477
1,000	KYB Corp.	25,706
1,544	Leoni AG*	9,089
1,633	Linamar Corp.	73,942
3,438	Magna International, Inc.	193,147
2,713	Magna Internationl, Inc.	152,423
4,266	Martinrea International, Inc.	35,482
2,000	Mitsuba Corp.	7,085
2,500	Musashi Seimitsu Industry Co., Ltd.	29,390
4,800	NGK Spark Plug Co., Ltd.	88,582
6,600	NHK SPRING Co., Ltd.	42,021
600	Nichirin Co., Ltd.	8,113
2,300	Nifco, Inc.	53,594
2,200	Nippon Seiki Co., Ltd.	13,101
2,700	NOK Corp.	23,873
4,876	Nokian Renkaat OYJ	50,164
2,600	Pacific Industrial Co., Ltd.	19,713
10,202	Pirelli & C SpA(a)	43,599
1,743	Plastic Omnium SA	25,283

See accompanying notes to the financial statements.

4

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Auto Components, continued
6,300	Press Kogyo Co., Ltd.	$20,255
3,582	PWR Holdings, Ltd.	25,966
400	Riken Corp.	6,842
1,219	SAF-Holland SE	11,497
1,900	Sanoh Industrial Co., Ltd.	8,756
2,535	Schaeffler AG	17,262
700	Shoei Co., Ltd.	27,354
1,900	Stanley Electric Co., Ltd.	36,119
10,100	Sumitomo Electric Industries, Ltd.	114,589
2,900	Sumitomo Riko Co., Ltd.	13,274
6,400	Sumitomo Rubber Industries, Ltd.	56,166
300	T RAD Co., Ltd.	5,905
1,400	Tachi-S Co., Ltd.	11,754
800	Taiho Kogyo Co., Ltd.	3,705
8,119	TI Fluid Systems plc(a)	13,038
2,500	Tokai Rika Co., Ltd.	26,598
2,500	Topre Corp.	21,351
4,500	Toyo Tire Corp.	50,803
1,700	Toyoda Gosei Co., Ltd.	26,280
2,900	Toyota Boshoku Corp.	38,591
700	Toyota Industries Corp.	38,170
1,500	TPR Co., Ltd.	13,829
2,800	TS Tech Co., Ltd.	32,024
2,000	Unipres Corp.	11,434
6,199	Valeo SA	110,480
384	Vitesco Technologies Group AG*	22,292
3,500	Yokohama Rubber Co., Ltd. (The)	54,343
600	Yorozu Corp.	3,172

		3,102,834

Automobiles (1.8%):
2,943	Bayerische Motoren Werke AG (BMW)	262,640
11,984	Daimler AG, Registered Shares	786,320
730	Ferrari NV	156,381
9,200	Honda Motor Co., Ltd.	210,382
11,100	Isuzu Motors, Ltd.	129,667
6,800	Mazda Motor Corp.	51,409
8,800	Mitsubishi Motors Corp.*	33,880
20,000	Nissan Motor Co., Ltd.	62,934
2,700	Nissan Shatai Co., Ltd.	16,970
8,981	Piaggio & C SpA	27,001
4,600	Renault SA*	153,242
33,989	Stellantis NV	481,782
3,900	Subaru Corp.	59,853
1,600	Suzuki Motor Corp.	51,485
52,220	Toyota Motor Corp.	713,807
504	Volkswagen AG	79,666
7,200	Yamaha Motor Co., Ltd.	163,645

		3,441,064

Banks (8.5%):
1,900	77th Bank	31,954
4,747	ABN AMRO Group NV(a)	65,555
15,084	AIB Group plc	58,136
2,365	Aichi Financial Group, Inc.*	41,490
1,500	Akita Bank, Ltd. (The)	21,799
2,146	Aktia Bank OYJ	23,458
16,502	ANZ Group Holdings, Ltd.*	265,770
3,300	Aozora Bank, Ltd.	64,990

Shares		Value
Common Stocks, continued
Banks, continued
1,000	Awa Bank, Ltd. (The)	$16,230
195	Banca Monte dei Paschi di Siena SpA*	402
17,687	Banca Popolare di Sondrio SCPA	71,440
37,367	Banco Bilbao Vizcaya Argentaria SA, ADR	224,576
20,370	Banco Bilbao Vizcaya Argentaria SA	122,992
44,790	Banco Bpm SpA	159,948
106,975	Banco Comercial Portugues SA, Class R	16,830
238,968	Banco de Sabadell SA	224,946
100,490	Banco Santander SA	300,908
6,287	Banco Santander SA, ADR	18,547
8,101	Bank Hapoalim BM	73,186
16,026	Bank Leumi Le-Israel BM	133,780
38,459	Bank of East Asia, Ltd. (The)	46,367
974	Bank of Georgia Group plc	30,639
29,096	Bank of Ireland Group plc	275,840
900	Bank of Iwate, Ltd. (The)	13,483
1,200	Bank of Kyoto, Ltd. (The)	53,409
316	Bank of Montreal	28,631
5,647	Bank of Montreal	511,618
500	Bank of Nagoya, Ltd. (The)	12,629
9,618	Bank of Nova Scotia	471,090
16,987	Bank of Queensland, Ltd.	79,574
2,000	Bank of The Ryukyus, Ltd.	13,295
16,597	Bankinter SA	111,215
71	Banque Cantonale de Geneve	13,783
916	Banque Cantonale Vaudoise	88,000
20,949	Barclays plc, ADR	163,402
39,822	Barclays plc	76,545
1,276	BAWAG Group AG(a)	67,836
13,509	Bendigo & Adelaide Bank, Ltd.	89,416
174	Berner Kantonalbank AG	41,863
6,055	BNP Paribas SA	344,525
23,542	BOC Hong Kong Holdings, Ltd.	80,031
34,804	BPER Banca	71,321
15,684	CaixaBank SA	61,555
6,788	Canadian Imperial Bank of Commerce	274,575
228	Canadian Imperial Bank of Commerce	9,224
2,927	Canadian Western Bank	52,019
5,000	Chiba Bank, Ltd. (The)	36,650
6,200	Chugin Financial Group, Inc.	45,162
24,904	Commerzbank AG*	235,457
7,457	Commonwealth Bank of Australia	520,390
10,700	Concordia Financial Group, Ltd.	44,778
7,042	Credit Agricole SA	74,219
5,165	Credito Emiliano SpA	36,595
16,000	Dah Sing Banking Group, Ltd.	11,473
5,600	Dah Sing Financial Holdings, Ltd.	12,916
1,900	Daishi Hokuetsu Financial Group, Inc.	41,475
9,027	Danske Bank A/S	177,868
8,992	DBS Group Holdings, Ltd.	227,696
5,245	DNB Bank ASA	103,971
1,600	Ehime Bank, Ltd. (The)	11,141
3,971	Erste Group Bank AG	126,608
650	Fidea Holdings Co., Ltd.	7,123
7,039	Finecobank Banca Fineco SpA	117,292
3,600	First Bank of Toyama, Ltd. (The)	15,897
710	First International Bank of Israel	28,110
1,000	Fukui Bank, Ltd. (The)	11,416

See accompanying notes to the financial statements.

5

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Banks, continued
1,700	Fukuoka Financial Group, Inc.	$38,774
13,200	Gunma Bank, Ltd. (The)	50,666
9,200	Hachijuni Bank, Ltd. (The)	38,392
2,505	Hang Seng Bank, Ltd.	41,479
23,678	Heartland Group Holdings Npv	26,921
9,500	Hirogin Holdings, Inc.	47,795
1,000	Hokkoku Financial Holdings, Inc.	34,589
6,000	Hokuhoku Financial Group, Inc.	44,569
22,258	HSBC Holdings plc, ADR	693,559
9,400	Hyakugo Bank, Ltd. (The)	26,236
1,000	Hyakujushi Bank, Ltd. (The)	14,545
757	Illimity Bank SpA*	5,601
17,920	ING Groep NV	218,600
73,717	Intesa Sanpaolo SpA	164,438
16,916	Isreal Discount Bank	89,032
9,500	Iyogin Holdings, Inc.	51,749
620	Jimoto Holdings, Inc.	2,071
1,200	Juroku Financial Group, Inc.	26,222
1,684	Jyske Bank A/S*	109,499
4,462	KBC Group NV	286,452
5,800	Keiyo Bank, Ltd. (The)	25,938
400	Kita-Nippon Bank, Ltd. (The)	6,469
2,500	Kiyo Bank, Ltd. (The)	29,765
10,290	Kyushu Financial Group, Inc.	35,326
1,296	Laurentian Bank of Canada	30,921
562	Liechtensteinische Landesbank AG	33,883
35,782	Lloyds Banking Group plc	19,645
111,585	Lloyds TSB Group plc, ADR	245,487
113	Luzerner Kantonalbank AG	50,487
24,670	Mebuki Financial Group, Inc.	62,785
11,475	Mediobanca SpA	110,240
62,500	Mitsubishi UFJ Financial Group, Inc.	421,691
800	Miyazaki Bank, Ltd. (The)	15,095
1,478	Mizrahi Tefahot Bank, Ltd.	47,948
12,880	Mizuho Financial Group, Inc.	182,070
1,300	Musashino Bank, Ltd. (The)	20,479
1,300	Nanto Bank, Ltd. (The)	25,373
16,960	National Australia Bank, Ltd.	343,603
5,532	National Bank of Canada	372,791
40,005	NatWest Group PLC	127,674
4,800	Nishi-Nippon Holdings, Inc.	35,126
19,269	Nordea Bank AB	206,186
7,300	North Pacific Bank, Ltd.	14,156
1,800	Ogaki Kyoritsu Bank, Ltd. (The)	25,642
1,000	Oita Bank, Ltd. (The)	15,544
820	Okinawa Financial Group, Inc.	14,532
17,046	Oversea-Chinese Banking Corp., Ltd.	154,707
1,522	Procrea Holdings, Inc.	25,521
28,000	Public Financial Holdings, Ltd.	8,627
6,482	Raiffeisen International Bank-Holding AG*	106,491
24,175	Resona Holdings, Inc.	132,826
1,073	Ringkjoebing Landbobank A/S	146,520
10,901	Royal Bank of Canada	1,024,912
53	Royal Bank of Canada	4,984
1,190	San Ju San Financial Group, Inc.	14,386
6,200	San-In Godo Bank, Ltd. (The)	36,620
11,600	Senshu Ikeda Holdings, Inc.	22,252

Shares		Value
Common Stocks, continued
Banks, continued
13,500	Seven Bank, Ltd.	$26,952
1,300	Shiga Bank, Ltd. (The)	25,975
1,000	Shikoku Bank, Ltd. (The)	7,422
400	Shimizu Bank, Ltd. (The)	4,724
900	Shinsei Bank, Ltd.	14,665
5,900	Shizuoka Financial Group, Inc.	47,429
7,610	Skandinaviska Enskilda Banken AB, Class A	87,626
9,761	Societe Generale	244,870
3,426	Spar Nord Bank A/S	52,547
2,847	Sparebank 1 Sr-Bank ASA	35,061
121	St. Galler Kantonalbank AG	62,873
29,350	Standard Chartered plc	220,246
7,000	Sumitomo Mitsui Financial Group, Inc.	282,103
3,300	Sumitomo Mitsui Trust Holdings, Inc.	115,163
8,000	Suruga Bank, Ltd.	25,731
8,201	Svenska Handelsbanken AB, Class A	82,566
4,382	Swedbank AB, Class A	74,486
2,282	Sydbank A/S	95,913
6,500	Toho Bank, Ltd. (The)	11,072
1,100	Tokyo Kiraboshi Financial Group, Inc.	21,809
7,500	Tomony Holdings, Inc.	21,121
1,939	Toronto-Dominion Bank (The)	125,567
7,456	Toronto-Dominion Bank (The)	482,851
2,100	Towa Bank, Ltd. (The)	8,987
6,200	Tsukuba Bank, Ltd.	11,196
48,238	Unicaja Banco SA(a)	53,283
14,918	Unicredit SpA	212,107
7,627	United Overseas Bank, Ltd.	174,954
405	Valiant Holding AG	43,880
764	Van Lanschot Kempen NV	17,929
34,734	Virgin Money UK plc	76,474
239	Walliser Kantonalbank	26,877
18,223	Westpac Banking Corp.	286,548
1,600	Yamagata Bank, Ltd. (The)	15,058
7,200	Yamaguchi Financial Group, Inc.	47,209
1,800	Yamanashi Chuo Bank, Ltd. (The)	15,222
6	Zuger Kantonalbank AG	47,038

		16,318,484

Beverages (1.1%):
1,669	A.G. Barr plc	10,733
1,900	Andrew Peller, Ltd.	7,003
6,380	Anheuser-Busch InBev NV	383,499
2,000	Asahi Breweries, Ltd.	62,285
8,644	Britvic plc	81,265
13,700	Budweiser Brewing Co. APAC, Ltd.(a)	43,100
14,772	C&C Group plc*	31,186
1,234	Carlsberg A/S, Class B	163,381
2,200	Coca-Cola Bottlers Japan Holdings, Inc.	24,085
2,675	Coca-Cola European Partners plc	146,945
2,705	Coca-Cola HBC AG	64,552
3,646	David Campari-Milano NV	36,948
1,238	Diageo plc	54,658
2,283	Diageo plc, ADR	406,808
812	Fevertree Drinks plc	10,087
1,191	Heineken NV	111,880
1,000	ITO EN, Ltd.	36,491
2,300	Kirin Holdings Co., Ltd.	35,242

See accompanying notes to the financial statements.

6

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Beverages, continued
109	Laurent-Perrier	$15,654
653	Olvi OYJ	23,196
209	Pernod Ricard SA	41,075
4,250	Primo Water Corp.	65,988
195	Remy Cointreau SA	32,874
1,456	Royal Unibrew A/S	104,022
1,600	Sapporo Breweries, Ltd.	39,833
2,200	Suntory Beverage & Food, Ltd.	75,078
4,200	Takara Holdings, Inc.	33,435
2,863	Treasury Wine Estates, Ltd.	26,449

		2,167,752

Biotechnology (0.4%):
86	Argenx SE*	32,402
209	Basilea Pharmaceutica REG*	10,383
1,271	Bavarian Nordic A/S*	38,946
1,455	BioGaia AB	11,670
760	Clinuvel Pharmaceuticals, Ltd.	11,198
1,392	CSL, Ltd.	271,367
765	Galapagos NV*	33,928
356	Genmab A/S*	150,820
2,347	Grifols SA*	27,212
5,747	Knight Therapeutics, Inc.*	21,990
6,442	Mesoblast, Ltd.*	3,767
1,700	Peptidream, Inc.*	26,886
176	Pharma Mar SA	12,094
9,303	Pharming Group NV*	10,775
4,999	PureTech Health PLC*	16,125
1,829	Swedish Orphan Biovitrum AB*	37,810
1,100	Takara Bio, Inc.	14,301
593	Vitrolife AB	10,643
1,155	Zealand Pharma A/S*	33,356

		775,673

Building Products (1.1%):
4,400	AGC, Inc.	145,782
2,028	Arbonia AG	28,274
1,761	ASSA Abloy AB, Class B	37,910
205	Belimo Holding AG, Class R	97,971
2,400	Bunka Shutter Co., Ltd.	20,103
532	Carel Industries SpA(a)	13,371
1,800	Central Glass Co., Ltd.	38,534
6,649	Cie de Saint-Gobain	326,378
1,000	Daikin Industries, Ltd.	153,853
114	dorma kaba Holding AG	41,903
17,207	Fletcher Building, Ltd.	51,526
451	Geberit AG, Registered Shares	213,624
5,784	Genuit Group plc	19,649
12,753	Gwa Group, Ltd.	17,812
3,298	Inrom Construction Industries, Ltd.	12,551
2,938	Inwido AB	31,262
2,153	Kingspan Group plc	115,908
2,801	Lindab International AB	34,349
5,400	Lixil Corp.	82,306
1,773	Munters Group AB(a)	17,546
2,012	Nibe Industrier AB, Class B	18,825
1,600	Nichias Corp.	28,789
1,100	Nichiha Corp.	21,986
1,552	Nordic Waterproofing Holding AB	21,664

Shares		Value
Common Stocks, continued
Building Products, continued
1,500	Noritz Corp.	$16,356
1,400	Okabe Co., Ltd.	7,413
8,716	Reliance Worldwide Corp., Ltd.	17,531
232	ROCKWOOL A/S, Class B	54,738
144	Rockwool International A/S	33,701
1,900	Sankyo Tateyama, Inc.	7,582
6,100	Sanwa Holdings Corp.	56,128
47	Schweiter Technologies AG	37,446
900	Shin Nippon Air Technologies Co., Ltd.	12,857
1,800	Sinko Industries, Ltd.	19,777
3,824	Systemair AB	26,302
1,800	Takara Standard Co., Ltd.	18,832
1,000	TOTO, Ltd.	33,846
7,093	Tyman plc	19,296
2,185	Uponor OYJ	38,907
3,919	Volution Group PLC	17,207
47,000	Xinyi Glass Holdings, Ltd.	87,384
533	Zehnder Group AG	32,144

		2,129,323

Capital Markets (2.8%):
14,676	3i Group plc	238,239
24,792	ABG Sundal Collier Holding ASA	14,267
3,200	AGF Management, Ltd.	16,711
1,600	Aizawa Securities Co., Ltd.	8,362
8,821	AJ Bell plc	38,235
143	Alantra Partners SA	1,843
903	Altamir	24,935
1,012	Amundi SA(a)	57,494
7,128	Anima Holding SpA(a)	28,629
5,351	Ashmore Group plc	15,487
670	ASX, Ltd.	30,718
1,222	Avanza Bank Holding AB	26,387
4,260	Azimut Holding SpA	95,521
1,746	Banca Generali SpA	60,083
521	Bellevue Group AG	21,093
5,672	Bridgepoint Group plc(a)	13,140
155	Brookfield Asset Management, Ltd.*	4,430
725	Brookfield Asset Managmt, Ltd.*	20,762
614	Brookfield Corp.	19,316
2,900	Brookfield Corp.	91,211
2,383	Bure Equity AB	56,576
2,497	Canaccord Genuity Group, Inc.	15,475
7,682	CI Financial Corp.	76,661
119	Cie Financiere Tradition SA	13,484
5,230	Close Brothers Group plc	66,195
5,668	CMC Markets PLC(a)	15,361
26,805	Credit Suisse Group AG	80,556
4,319	Credit Suisse Group AG, ADR	13,130
18,300	Daiwa Securities Group, Inc.	81,139
4,462	Dea Capital SpA	7,076
12,602	Deutsche Bank AG	142,817
10,467	Deutsche Bank AG, Registered Shares	120,580
552	Deutsche Beteiligungs AG	16,483
577	Deutsche Boerse AG	99,542
329	DWS Group GmbH Co. KGaA(a)	10,669
5,622	EFG International AG	53,595
837	Equities Holdings, Ltd.	14,207

See accompanying notes to the financial statements.

7

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Capital Markets, continued
1,964	Euronext NV(a)	$145,560
2,000	Fiera Capital Corp.	12,823
1,026	Flatex Degiro AG*	6,946
1,407	Flow Traders(a)	32,594
10,649	GAM Holding AG*	10,819
2,674	Georgia Capital plc*	23,593
856	Gimv NV	40,347
2,400	GMO Financial Holdings, Inc.	9,345
1,175	Guardian Capital Group, Ltd., Class A	33,702
142,000	Guotai Junan International Hol	13,102
148,767	Haitong International Securities*	16,586
5,346	Hargreaves Lansdown plc	55,394
6,594	Hong Kong Exchanges & Clearing, Ltd.	284,977
2,100	iFAST Corp., Ltd.	9,155
8,570	IG Group Holdings plc	81,052
1,732	IGM Financial, Inc.	48,360
1,953	Impax Asset Management Group plc	17,071
22,162	Insignia Financial, Ltd.	50,480
2,872	IntegraFin Holdings plc	10,494
4,233	Intermediate Capital Group plc	58,815
15,376	Investec plc	95,058
49,718	IP Group plc	33,343
1,700	IwaiCosmo Holdings, Inc.	16,733
3,400	JAFCO Group Co., Ltd.	57,808
4,800	Japan Exchange Group, Inc.	69,382
4,910	Julius Baer Group, Ltd.	285,476
17,082	Jupiter Fund Management plc	27,367
138,000	Kingston Financial Group, Ltd.*	5,039
800	Kyokuto Securities Co., Ltd.	3,489
957	London Stock Exchange Group plc	82,556
500	M&A Capital Partners Co., Ltd.*	17,537
1,267	Macquarie Group, Ltd.	143,804
3,050	Magellan Financial Group, Ltd.	18,531
50,276	Man Group plc/Jersey	129,886
2,300	Marusan Securities Co., Ltd.	7,000
1,180,000	Mason Group Holdings, Ltd.*	4,536
2,600	Matsui Securities Co., Ltd.	15,530
2,900	Mito Securities Co., Ltd.	4,679
3,035	MLP SE	16,698
5,700	Monex Group, Inc.	17,750
4,905	Navigator Global Investments, Ltd.	3,874
3,008	Netwealth Group, Ltd.	24,728
14,364	Ninety One plc	32,284
19,100	Nomura Holdings, Inc.	71,103
2,691	Nordnet AB Publ	39,152
15,979	NZX, Ltd.	12,270
3,800	Okasan Securities Group, Inc.	11,010
253	Partners Group Holding AG	224,950
9,039	Pendal Group, Ltd.	30,789
1,616	Perpetual, Ltd.^	26,912
11,593	Platinum Asset Management, Ltd.	14,115
2,595	Polar Capital Holdings plc	14,987
38,911	Quilter PLC(a)	43,578
1,470	Rathbones Group plc	36,246
9,785	Ratos AB, Class B	39,065
1,549	Rothschild & Co.	61,954
3,000	SBI Holdings, Inc.	57,527

Shares		Value
Common Stocks, continued
Capital Markets, continued
6,463	Schroders PLC	$33,967
12,000	Singapore Exchange, Ltd.	80,266
840	Sparx Group Co., Ltd.	10,670
2,993	St. James Place plc	39,625
700	Strike Co., Ltd.	23,939
388	Swissquote Group Holding SA	56,409
2,584	Tamburi Investment Partners SP	20,232
888	Tikehau Capital SCA	23,071
531	TMX Group, Ltd.	53,155
8,500	Tokai Tokyo Financial Holdings, Inc.	22,730
4,000	Toyo Securities Co., Ltd.	8,899
30,858	TP ICAP Group plc	65,010
15,471	UBS Group AG	288,451
20,430	Uob-Kay Hian Holdings, Ltd.	21,013
22,000	Value Partners Group, Ltd.	8,119
1,052	Vontobel Holding AG	69,972
245	Vp Bank AG, Registered Shares	23,259
550	VZ Holding AG	42,574
29,400	Yangzijiang Financial Holding, Ltd.*	7,801

		5,367,532

Chemicals (3.8%):
900	Achilles Corp.	8,504
3,300	Adeka Corp.	53,700
1,100	AICA Kogyo Co., Ltd.	25,982
1,298	Air Liquide SA	184,600
5,800	Air Water, Inc.	67,283
2,233	Akzo Nobel NV	148,978
700	Arakawa Chemical Industries, Ltd.	5,163
1,750	Arkema SA	157,828
17,600	Asahi Kasei Corp.	125,085
1,100	ASAHI YUKIZAI Corp.	23,217
8,018	BASF SE	397,991
1,939	Borregaard ASA	30,129
52,400	China Sunsine Chemical Holdings, Ltd.	16,590
1,668	Christian Hansen Holding A/S	120,271
1,600	CI Takiron Corp.	6,106
8,231	Clariant AG	131,018
1,435	Corbion NV	48,974
6,863	Covestro AG(a)	268,464
752	Croda International plc	60,086
1,000	Dai Nippon Toryo Co., Ltd.	5,722
7,200	Daicel Corp.	52,176
900	Dainichiseika Color & Chemical	11,643
2,800	Dainippon Ink & Chemicals, Inc.	49,173
3,100	Denka Co., Ltd.	70,799
18,377	Elementis plc*	26,647
2,854	Elkem ASA(a)	10,271
58	EMS-Chemie Holding AG	39,212
8,516	Ercros SA	29,491
9,485	Essentra plc	27,002
4,931	Evonik Industries AG	94,660
1,660	FUCHS PETROLUB SE	58,170
701	FUCHS PETROLUB SE	20,868
300	Fujimori Kogyo Co., Ltd.	6,925
700	Fuso Chemical Co., Ltd.	18,128
97	Givaudan SA, Registered Shares	295,807
200	Gurit Holding AG	19,501

See accompanying notes to the financial statements.

8

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Chemicals, continued
2,120	Hexpol AB	$22,680
700	Hodogaya Chemical Co., Ltd.	15,016
3,950	ICL Group, Ltd.	28,525
44,301	Incitec Pivot, Ltd.	111,889
1,500	Ishihara Sangyo Kaisha, Ltd.	12,145
1,000	JCU Corp.	23,459
4,348	Johnson Matthey plc	111,908
700	Jsp Corp.	7,856
1,200	JSR Corp.	23,654
2,000	Kaneka Corp.	49,574
1,300	Kansai Paint Co., Ltd.	16,033
3,300	Kanto Denka Kogyo Co., Ltd.	22,966
4,999	Kemira OYJ	76,868
1,400	Kh Neochem Co., Ltd.	28,718
1,500	Koatsu Gas Kogyo Co., Ltd.	7,261
1,210	Koninklijke DSM NV	148,319
1,000	Konishi Co., Ltd.	12,672
11,800	Kuraray Co., Ltd.	94,332
600	Kureha Corp.	36,398
3,226	Lanxess AG	130,170
379	Lenzing AG	22,274
1,300	Lintec Corp.	21,084
929	Methanex Corp.	35,172
700	Methanex Corp.	26,505
30,600	Mitsubishi Chemical Holdings Corp.	158,122
3,000	Mitsubishi Gas Chemical Co., Inc.	41,241
4,700	Mitsui Chemicals, Inc.	105,413
12,400	Nanofilm Technologies International, Ltd.	12,893
800	Nihon Kagaku Sangyo Co., Ltd.	5,830
2,300	Nihon Nohyaku Co., Ltd.	12,529
2,600	Nihon Parkerizing Co., Ltd.	18,375
600	Nippon Chemical Industrial Co., Ltd.	7,926
5,500	Nippon Kayaku Co., Ltd.	47,306
2,100	Nippon Paint Holdings Co., Ltd.	16,619
1,400	Nippon Pillar Packing Co., Ltd.	28,844
3,000	Nippon Sanso Holdings Corp.	43,218
700	Nippon Shokubai Co., Ltd.	27,949
800	Nippon Soda Co., Ltd.	26,233
1,500	Nissan Chemical Corp.	66,038
2,400	Nitto Denko Corp.	138,080
1,000	NOF Corp.	39,868
1,377	Novozymes A/S, Class B	69,940
8,438	Nufarm, Ltd.	34,996
3,137	Nutrien, Ltd.	229,095
3,310	Nutrien, Ltd.	241,685
2,184	OCI NV	77,924
500	Okamoto Industries, Inc.	14,032
600	Okura Industrial Co., Ltd.	8,330
6,623	Orica, Ltd.	67,662
900	Osaka Organic Chemical Industry, Ltd.	13,086
2,613	Recticel SA	43,611
2,800	Riken Technos Corp.	10,168
500	Sakai Chemical Industry Co., Ltd.	6,729
2,400	Sakata Inx Corp.	19,157
700	Sanyo Chemical Industries, Ltd.	21,572
900	Sekisui Plastics Co., Ltd.	2,648
1,100	Shikoku Chemicals Corp.	10,919

Shares		Value
Common Stocks, continued
Chemicals, continued
2,500	Shin-Etsu Chemical Co., Ltd.	$304,635
1,800	Shin-Etsu Polymer Co., Ltd.	15,342
5,600	Showa Denko K.K.	85,115
735	Sika AG	177,396
1,754	SOL SpA	33,185
2,258	Solvay SA	228,839
400	Stella Chemifa Corp.	7,470
900	Sumitomo Bakelite Co., Ltd.	26,506
18,900	Sumitomo Chemical Co., Ltd.	67,684
300	Sumitomo Seika Chemicals Co. Ltd.	9,314
490	Symrise AG	53,301
13,110	Synthomer plc	22,845
700	T Hasegawa Co., Ltd.	15,439
1,200	T&K Toka Co., Ltd.	10,745
600	Taiyo Holdings Co., Ltd.	10,224
600	Takasago International Corp.	11,634
600	Tayca Corp.	5,320
5,900	Teijin, Ltd.	57,500
500	Tenma Corp.	7,836
625	Tessenderlo Group SA*	22,339
4,900	Toagosei Co., Ltd.	41,148
6,900	Tokai Carbon Co., Ltd.	56,399
2,900	Tokuyama Corp.	39,357
600	Tokyo Ohka Kogyo Co., Ltd.	27,032
16,900	Toray Industries, Inc.	93,830
7,200	Tosoh Corp.	85,443
1,200	Toyo Ink SC Holdings Co., Ltd.	16,361
3,400	Toyobo Co., Ltd.	25,642
4,000	Ube Industries, Ltd.	58,677
3,116	Umicore SA	114,942
1,051	Victrex plc	20,284
419	Wacker Chemie AG	53,546
1,428	Yara International ASA	62,865
2,900	Zeon Corp.	29,166

		7,367,041

Commercial Services & Supplies (1.4%):
800	AEON Delight Co., Ltd.	18,369
17,216	Babcock International Group plc*	58,745
581	Befesa SA(a)	28,040
9,829	Biffa plc(a)	48,402
896	Bilfinger SE	25,966
1,670	Black Diamond Group, Ltd.	5,958
400	Boyd Group Services, Inc.	61,799
14,490	Brambles, Ltd.	118,979
3,076	Bravida Holding AB(a)	32,971
200	Calian Group, Ltd.	9,867
2,850	Caverion Corp.	21,137
300	Central Security Patrols Co., Ltd.	5,315
338	Cewe Stiftung & Co. KGAA	32,007
35,907	Cleanaway Waste Management, Ltd.	63,961
1,829	Coor Service Management Holding AB(a)	11,265
2,400	CTS Co., Ltd.	14,790
3,200	Dai Nippon Printing Co., Ltd.	64,162
6,041	De La Rue plc*	5,731
3,731	Derichebourg SA	22,176
2,180	Dexterra Group, Inc.	8,905
25,208	Downer EDI, Ltd.	62,989

See accompanying notes to the financial statements.

9

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Commercial Services & Supplies, continued
1,100	Duskin Co., Ltd.	$24,967
7,850	Elis SA	115,949
300	GDI Integrated Facility Services, Inc.*	10,083
900	GFL Environmental, Inc.	26,286
435	GL Events*	7,580
12,057	HomeServe plc*	174,446
900	Inaba Seisakusho Co., Ltd.	9,535
2,297	Intrum AB	27,793
5,989	ISS A/S*	126,641
1,800	Itoki Corp.	7,960
1,900	Japan Elevator Service Holdings Co., Ltd.	23,802
3,300	Kokuyo Co., Ltd.	46,728
400	Kyodo Printing Co., Ltd.	8,364
2,302	Lassila & Tikanoja OYJ	26,250
3,325	Loomis AB	91,131
700	Matsuda Sangyo Co., Ltd.	12,137
5,449	Mears Group plc	13,704
39,904	Mitie Group plc	36,002
1,400	NAC Co., Ltd.	9,960
15,900	Nippon Parking Development Co., Ltd.	37,368
1,600	Okamura Corp.	17,170
1,100	Oyo Corp.	18,966
2,700	Park24 Co., Ltd.*	46,673
1,100	Pilot Corp.	40,090
2,400	Prestige International, Inc.	13,210
13,654	Prosegur Cia de Seguridad SA	25,957
1,158	Renewi plc*	8,378
20,405	Rentokil Initial plc	125,388
2,500	Ritchie Bros Auctioneers, Inc.	144,427
3,299	RPS Group plc	8,779
900	Sato Holdings Corp.	12,875
700	Secom Co., Ltd.	39,938
7,978	Securitas AB, Class B	66,450
14,890	Serco Group plc	27,840
3,154	Smart Metering Systems plc	29,812
3,267	Smartgroup Corp., Ltd.	11,331
787	Societe BIC SA	53,821
1,400	Sohgo Security Services Co., Ltd.	38,104
4,477	Spie SA	116,674
700	Studio Alice Co., Ltd.	10,977
1,392	TOMRA Systems ASA	23,578
3,280	TOPPAN, INC.	48,430
200	Waste Connections, Inc.	26,515
580	Waste Connections, Inc.	76,885

		2,590,488

Communications Equipment (0.3%):
2,301	ADTRAN Holdings, Inc.	43,236
485	ADVA Optical Networking SE*	11,460
700	Aiphone Co., Ltd.	9,782
510	BlackRock Corporate High Yield Fund, Inc.	113
700	DKK Co., Ltd.	10,597
737	HMS Networks AB	24,080
500	Icom, Inc.	10,622
23,787	Nokia Oyj, ADR	110,372
14,635	Nokia OYJ	67,990
10,200	Quarterhill, Inc.	11,904
418	RTX A/S*	7,050

Shares		Value
Common Stocks, continued
Communications Equipment, continued
600	Sierra Wireless, Inc.*	$17,382
10,363	Spirent Communications plc	32,584
684	Telefonaktiebolaget LM Ericsson, Class A	4,333
32,072	Telefonaktiebolaget LM Ericsson, Class B	187,929
5,700	VTech Holdings, Ltd.	36,626

		586,060

Construction & Engineering (2.1%):
733	Ackermans & Van Haaren NV	125,548
5,301	ACS Actividades de Construccion y Servicios SA	151,865
3,353	Aecon Group, Inc.	22,563
1,375	AF Gruppen ASA	20,133
2,520	Arcadis NV	99,165
600	Asanuma Corp.	13,754
1,130	Ashtrom Group, Ltd.	21,143
1,410	Badger Infrastructure Solutions, Ltd.	27,767
20,372	Balfour Beatty plc	82,922
519	Bauer AG*	3,208
1,400	Bird Construction, Inc.	8,397
16,800	Boustead Singapore, Ltd.	10,092
4,545	Bouygues SA	136,330
209	Burkhalter Holding AG	17,329
4,600	Chiyoda Corp.*	12,561
1,700	Chudenko Corp.	26,906
494	Cie d’Entreprises CFE SA*	5,048
2,421	ComSys Holdings Corp.	42,349
6,098	Costain Group plc*	2,899
500	Dai-Dan Co., Ltd.	8,350
900	Daiho Corp.	26,934
2,491	Eiffage SA	245,592
2,783	Elecnor SA	31,580
44	Electra, Ltd./Israel	23,813
7,737	Eltel AB*(a)	6,168
37,002	Empresas ICA SAB de C.V.*	—
3,938	Ferrovial SA	103,001
1,664	FLSmidth & Co. A/S	60,515
2,073	Fomento de Construcciones y Contratas SA	19,617
440	Fudo Tetra Corp.	5,018
4,141	Fugro NV*	49,674
200	Fukuda Corp.	6,758
4,363	Galliford Try Holdings plc	8,386
6,000	Hazama Ando Corp.	38,147
1,929	Heijmans NV	20,917
600	Hibiya Engineering, Ltd.	8,704
637	Hochtief AG	35,919
783	Implenia AG*	32,163
6,236	INFRONEER Holdings, Inc.	47,222
3,147	Instalco AB	12,003
4,300	JGC Holdings Corp.	54,429
5,561	Johns Lyng Group, Ltd.	23,399
5,400	Kajima Corp.	62,826
3,000	Kandenko Co., Ltd.	19,565
3,807	Keller Group plc	36,821
2,500	Kinden Corp.	27,384
15,900	Koninklijke BAM Groep NV*	36,990
1,600	Kumagai Gumi Co., Ltd.	31,917
2,500	Kyowa Exeo Corp.	42,560
1,700	Kyudenko Corp.	41,953

See accompanying notes to the financial statements.

10

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Construction & Engineering, continued
9,546	Maire Tecnimont SpA	$31,640
21,000	MECOM Power And Construction, Ltd.	5,272
1,700	Meisei Industrial Co., Ltd.	10,091
3,300	Mirait Holdings Corp.	38,199
1,475	Monadelphous Group, Ltd.	13,401
1,922	Morgan Sindall Group plc	35,337
3,087	NCC AB, Class B	28,879
15,831	NEL ASA*	22,444
1,000	Nichireki Co., Ltd.	9,526
1,600	Nippon Densetsu Kogyo Co., Ltd.	18,921
700	Nippon Koei Co., Ltd.	17,378
100	Nippon Road Co., Ltd. (The)	4,479
1,000	Nishimatsu Construction Co., Ltd.	29,698
20,879	NRW Holdings, Ltd.	39,848
9,100	Obayashi Corp.	68,808
6,495	Obrascon Huarte Lain SA*	3,113
1,100	Okumura Corp.	24,881
8,600	Oriental Shiraishi Corp.	18,535
3,037	OX2 AB*	25,589
5,969	Peab AB	33,952
8,700	Penta-Ocean Construction Co., Ltd.	40,645
726	Per Aarsleff Holding A/S	27,395
2,400	Raiznext Corp.	24,063
16,642	Sacyr SA	46,449
1,900	Sanki Engineering Co., Ltd.	22,388
1,700	Seikitokyu Kogyo Co., Ltd.	10,178
40,165	Service Stream, Ltd.	18,572
3,211	Shapir Engineering And Indus	25,408
4,859	Shikun & Binui, Ltd.*	13,631
6,700	Shimizu Corp.	35,700
1,500	Shinnihon Corp.	8,456
4,094	Skanska AB, Class B	65,021
3,001	SNC-Lavalin Group, Inc.	52,891
881	Strabag Se*	36,891
6,980	Sumitomo Mitsui Construction	22,177
3,299	Sweco AB	31,508
700	Taihei Dengyo Kaisha, Ltd.	17,295
800	Taikisha, Ltd.	20,325
1,500	Taisei Corp.	48,330
1,400	Takamatsu Construction Group C	20,340
400	Tekken Corp.	5,386
900	TOA Corp.	16,191
400	TOA Road Corp.	17,605
1,630	Tobishima Corp.	12,445
6,900	Toda Corp.	37,316
400	Toenec Corp.	10,595
1,000	Tokyo Energy & Systems, Inc.	7,049
5,100	Tokyu Construction Co., Ltd.	24,558
1,100	Totetsu Kogyo Co., Ltd.	21,923
4,300	Toyo Construction Co., Ltd.	27,989
2,100	Toyo Engineering Corp.*	8,882
3,109	Veidekke ASA	30,747
5,622	Vinci SA	561,417
755	WSP Global, Inc.	87,607
1,700	Yahagi Construction Co., Ltd.	9,717
1,200	Yokogawa Bridge Holdings Corp.	17,040
1,200	Yurtec Corp.	6,664

		3,969,089

Shares		Value
Common Stocks, continued
Construction Materials (0.8%):
13,883	Adbri, Ltd.	$15,499
1,800	Asia Pile Holdings Corp.	7,433
8,279	Boral, Ltd.	16,273
2,976	Brickworks, Ltd.	44,395
2,431	Buzzi Unicem SpA	46,983
10,588	CRH plc, ADR	421,297
15,999	CSR, Ltd.	51,062
3,367	Forterra PLC(a)	7,597
1,160	H+H International A/S, Class B*	17,166
3,574	HeidelbergCement AG	203,808
6,293	Holcim, Ltd.	324,600
13,005	Ibstock plc(a)	24,354
1,243	Imerys SA	48,505
4,513	James Hardie Industries SE	80,813
400	Krosaki Harima Corp.	15,421
600	Maeda Kosen Co., Ltd.	14,187
5,422	Marshalls plc	17,970
2,500	Nippon Concrete Industries Co., Ltd.	4,177
405	Rhi Magnesita NV	10,886
500	Shinagawa Refractories Co., Ltd.	14,690
123	STO SE & Co KGaA	19,811
1,500	Sumitomo Osaka Cement Co., Ltd.	36,968
3,800	Taiheiyo Cement Corp.	59,105
1,300	TYK Corp.	2,600
998	Vicat	25,021
1,393	Wienerberger AG	33,715

		1,564,336

Consumer Finance (0.3%):
10,300	ACOM Co., Ltd.	24,635
3,700	AEON Financial Service Co., Ltd.	39,305
7,800	Aiful Corp.	23,489
8,198	Axactor SE*	4,927
974	Cembra Money Bank AG	81,232
1,607	Credit Corp. Group, Ltd.	20,532
4,400	Credit Saison Co., Ltd.	57,018
18,226	Eclipx Group, Ltd.*	24,725
873	Gruppo MutuiOnline SpA	24,629
2,616	H&T Group plc	15,137
5,740	Hoist Finance AB*(a)	16,241
17,800	Hong Leong Finance, Ltd.	31,772
14,415	International Personal Finance	12,748
2,917	Isracard, Ltd.	8,493
4,300	J Trust Co., Ltd.	16,789
1,300	Jaccs Co., Ltd.	40,562
2,200	Marui Group Co., Ltd.	36,555
1,520	Orient Corp.	13,358
213,600	Oshidori International Holdings, Ltd.*	7,504
2,100	Premium Group Co., Ltd.	27,658
4,742	Provident Financial plc	10,958
4,452	Resurs Holding AB(a)	10,677
8,965	Solvar, Ltd.	11,154
38,000	Sun Hung Kai & Co., Ltd.	14,219

		574,317

Containers & Packaging (0.7%):
3,618	BillerudKorsnas AB	44,023
4,231	Cascades, Inc.	26,440
1,780	CCL Industries, Inc.	76,049

See accompanying notes to the financial statements.

11

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Containers & Packaging, continued
31,429	DS Smith plc	$122,131
1,200	FP Corp.	34,646
1,900	Fuji Seal International, Inc.	24,201
1,000	Hokkan Holdings, Ltd.	10,462
3,405	Huhtamaki OYJ	116,529
149	Mayr Melnhof Karton AG	24,067
28,458	Orora, Ltd.	55,941
6,607	Pact Group Holdings, Ltd.	4,550
8,600	Rengo Co., Ltd.	59,087
7,369	SIG Group AB	161,549
8,090	Smurfit Kappa Group plc	299,695
500	Taisei Lamick Co., Ltd.	11,300
600	Tomoku Co., Ltd.	7,722
4,000	Toyo Seikan Group Holdings, Ltd.	49,088
3,570	Transcontinental, Inc.	40,294
2,064	Verallia SA(a)	69,918
750	Vetropack Holding AG	29,297
790	Vidrala SA	67,908
700	Winpak, Ltd.	21,748
840	Zignago Vetro SpA	12,669

		1,369,314

Distributors (0.2%):
600	Arata Corp.	19,022
11,493	Bapcor, Ltd.	50,481
1,300	Central Automotive Products, Ltd.	24,282
143	D’ieteren Group	27,526
1,000	Doshisha Co., Ltd.	12,297
4,313	Headlam Group plc	15,772
12,144	Inchcape plc	119,841
400	Paltac Corp.	14,009
85	Tadiran Group, Ltd.	8,537
1,142	Uni-Select, Inc.*	36,138

		327,905

Diversified Consumer Services (0.1%):
3,986	Academedia AB(a)	17,038
2,000	Benesse Holdings, Inc.	30,566
3,227	Dignity plc*^	16,209
8,000	EC Healthcare	8,232
44,648	G8 Education, Ltd.	33,527
1,700	IBJ, Inc.	12,689
2,039	IDP Education, Ltd.	37,672
1,407	InvoCare, Ltd.	10,554
400	Park Lawn Corp.	7,638
25,000	Perfect Medical Health Management, Ltd.	13,062
900	QB Net Holdings Co., Ltd.	9,142
2,600	Riso Kyoiku Co., Ltd.	7,205

		203,534

Diversified Financial Services (0.8%):
1,439	ABC arbitrage	9,934
84,183	AMP, Ltd.*	75,283
3,396	Banca Farmafactoring SpA(a)	26,899
1,684	Banca IFIS SpA	24,069
3,300	Banca Mediolanum SpA	27,565
4,759	Burford Capital, Ltd.	38,316
12,288	Challenger, Ltd.	63,680
2,280	doValue SpA(a)	17,448

Shares		Value
Common Stocks, continued
Diversified Financial Services, continued
5,800	Ecn Capital Corp.	$11,910
800	eGuarantee, Inc.	14,756
16,244	Element Fleet Management Corp.	221,378
926	Eurazeo SE	57,792
1,700	Financial Products Group Co., Ltd.	14,385
700	Fuyo General Lease Co., Ltd.	45,659
565	GRENKE AG	11,842
20,600	G-Resources Group, Ltd.	5,716
88	Hypoport SE*	9,175
800	Japan Investment Adviser Co., Ltd.	7,106
4,600	Japan Securities Finance Co., Ltd.	40,163
48,691	M&G plc	110,653
19,420	Mitsubishi HC Capital, Inc.	95,683
1,000	Mizuho Leasing Co., Ltd.	25,256
900	NEC Capital Solutions, Ltd.	14,665
16,085	Ofx Group, Ltd.*	26,106
7,289	Omni Bridgeway, Ltd.*	17,893
1,847	Onex Corp.	89,076
10,500	ORIX Corp.	169,336
4,583	Plus500, Ltd.	99,810
1,100	Ricoh Leasing Co., Ltd.	31,739
45,834	Standard Life Aberdeen plc	104,377
1,500	Tokyo Century Corp.	50,656
1,100	Zenkoku Hosho Co., Ltd.	42,131

		1,600,457

Diversified Telecommunication Services (2.3%):
900	ARTERIA Networks Corp.	8,490
492	BCE, Inc.	21,623
36,348	Bezeq The Israeli Telecommunication Corp., Ltd.	62,797
203,849	BT Group plc	276,736
930	Cellnex Telecom SAU(a)	30,923
17,708	Chorus, Ltd.	91,662
90,000	CITIC Telecom International Holdings, Ltd.	30,501
42,810	Deutsche Telekom AG	853,787
3,188	Elisa OYJ	168,958
2,209	Gamma Communications plc	28,895
14,874	Helios Towers PLC*	19,093
27,500	HKBN, Ltd.	17,724
98,295	HKT Trust & HKT, Ltd.	120,152
3,856	Infrastrutture Wireless Italiane SpA(a)	38,946
2,800	Internet Initiative Japan, Inc.	52,251
69,090	Koninklijke KPN NV	213,731
3,548	Liberty Global plc, Class C*	68,938
41,300	NetLink NBN Trust	25,556
5,000	Nippon Telegraph & Telephone Corp.	142,742
50,803	Orange SA	505,082
132,202	PCCW, Ltd.	59,626
5,067	Proximus SADP	48,783
21,500	Singapore Telecommunications, Ltd.	41,286
16,483	Spark New Zealand, Ltd.	56,481
12,209	Superloop, Ltd.*	5,996
761	Swisscom AG	416,624
334,376	Telecom Italia SpA*	77,681
210,041	Telecom Italia SpA*	46,966
35,713	Telefonica Deutschland Holding AG	87,980
107,420	Telefonica SA	388,985
4,768	Telekom Austria AG	29,468

See accompanying notes to the financial statements.

12

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Diversified Telecommunication Services, continued
4,475	Telenor ASA	$41,888
19,493	Telia Co AB	49,916
65,824	Telstra Corp., Ltd.	178,708
669	TELUS Corp.	12,912
4,669	TPG Telecom, Ltd.	15,530
7,091	Tuas, Ltd.*	6,419
3,566	United Internet AG, Registered Shares	72,087
900	Usen-Next Holdings Co., Ltd.	14,595

		4,430,518

Electric Utilities (1.2%):
708	Acciona SA	130,200
334	BKW AG	45,586
5,400	Chubu Electric Power Co., Inc.	55,889
2,800	Chugoku Electric Power Co., Inc. (The)	14,344
7,000	CK Infrastructure Holdings, Ltd.	36,642
9,564	CLP Holdings, Ltd.	69,791
3,804	Contact Energy, Ltd.	18,510
21,672	EDP — Energias de Portugal SA	107,950
1,597	Electricite de France	20,512
484	Elia Group SA/NV	68,765
2,200	Emera, Inc.	84,097
3,566	Endesa SA	67,279
47,239	Enel SpA	254,029
240	Energiedienst Holding AG, Registered Shares	11,632
1,538	EVN AG	27,758
932	Fortis, Inc.	37,299
1,708	Fortis, Inc.	68,388
2,642	Fortum OYJ	44,004
16,045	Genesis Energy, Ltd.	26,266
30,000	HK Electric Investments, Ltd.	19,800
7,700	Hokkaido Electric Power Co., Inc.	27,178
3,500	Hokuriku Electric Power Co.	14,542
1,200	Hydro One, Ltd.(a)	32,149
17,168	Iberdrola SA	200,794
6,227	Infratil, Ltd.	34,090
5,700	Kansai Electric Power Co., Inc. (The)	55,339
7,200	Kyushu Electric Power Co., Inc.	40,616
1,800	Okinawa Electric Power Co., Inc. (The)	13,815
24,174	Origin Energy, Ltd.	126,889
730	Orsted A/S(a)	66,242
11,500	Power Assets Holdings, Ltd.	62,994
5,810	Red Electrica Corp SA	100,910
11	Romande Energie Holding SA, Registered Shares	13,290
3,724	Scottish & Southern Energy plc	76,795
3,300	Shikoku Electric Power Co., Inc.	19,137
10,948	Terna SpA	81,023
3,900	Tohoku Electric Power Co., Inc.	20,464
13,500	Tokyo Electric Power Co. Holdings, Inc.*	48,748
284	Verbund AG, Class A	23,949

		2,267,705

Electrical Equipment (1.3%):
22,112	ABB, Ltd.	673,665
1,105	Accelleron Industries AG*	22,899
138	Alfen Beheer B.V.*(a)	12,460
1,156	Ballard Power Systems, Inc.*	5,533
600	Chiyoda Integre Co., Ltd.	9,806
1,300	Denyo Co., Ltd.	15,399

Shares		Value
Common Stocks, continued
Electrical Equipment, continued
123	Energiekontor AG	$10,133
2,707	Fagerhult AB	10,530
1,500	Fuji Electric Co., Ltd.	57,129
8,700	Fujikura, Ltd.	65,925
2,400	Furukawa Electric Co., Ltd. (The)	45,053
1,200	Futaba Corp.	4,855
485	GARO AB	5,062
38	Gavazzi Carlo Holding AG	12,364
3,000	GS Yuasa Corp.	47,906
530	Hexatronic Group AB	7,226
400	Hirakawa Hewtech Corp.	3,394
553	Huber & Suhner AG	51,750
1,600	Idec Corp./Japan	35,591
1,291	Legrand SA	103,933
800	Mabuchi Motor Co., Ltd.	22,750
346	Mersen	14,025
6,800	Mitsubishi Electric Corp.	67,324
839	Nexans SA	76,159
1,300	Nidec Corp.	67,710
500	Nippon Carbon Co., Ltd.	15,925
1,500	Nitto Kogyo Corp.	26,846
1,094	NKT A/S*	61,840
4,668	Nordex Se*	65,938
17	Phoenix Mecano AG	6,050
2,550	PNE AG	58,067
2,643	Prysmian SpA	97,828
400	Sanyo Denki Co., Ltd.	17,401
1,524	Schneider Electric SA	214,304
200	SEC Carbon, Ltd.	10,765
2,150	SGL Carbon SE*^	15,954
5,246	Siemens Energy AG	98,690
3,816	Signify NV(a)	128,456
1,000	Sinfonia Technology Co., Ltd.	11,228
224	Somfy SA	34,275
1,500	SwCC Showa Holdings Co., Ltd.	20,400
900	Takaoka Toko Co., Ltd.	12,145
1,055	Tera Light, Ltd.*	1,435
957	TKH Group NV	38,121
600	Toyo Tanso Co., Ltd.	16,969
3,300	Ushio, Inc.	40,434
140	Varta AG	3,374
3,726	Vestas Wind Systems A/S	108,878
527	XP Power, Ltd.	12,953

		2,566,857

Electronic Equipment, Instruments & Components (1.6%):
600	Ai Holdings Corp.	9,480
7,060	Alps Alpine Co., Ltd.	64,361
288	ALSO Holding AG, Registered Shares	52,906
1,800	Amano Corp.	33,053
3,300	Anritsu Corp.	32,016
1,200	Arisawa Manufacturing Co., Ltd.	11,827
883	Austria Technologie & Systemte	30,335
868	Barco N.V.	21,522
675	Basler AG	21,325
900	Canon Electronics, Inc.	10,321
1,300	Canon Marketing Japan, Inc.	29,604
3,104	Celestica, Inc.*	34,988

See accompanying notes to the financial statements.

13

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
157	Cicor Technologies, Ltd.*	$7,285
9,300	Citizen Watch Co., Ltd.	41,874
3,400	CMK Corp.	11,914
3,981	Codan, Ltd./Australia	11,098
175	Comet Holding AG REG	37,258
1,300	Conexio Corp.	18,797
7,000	Cowell e Holdings, Inc.*	9,660
2,700	Daiwabo Holdings Co., Ltd.	39,631
1,700	Dexerials Corp.	33,015
999	Dicker Data, Ltd.	6,923
1,100	Elematec Corp.	12,954
700	Evertz Technologies, Ltd.	6,603
9,777	Fingerprint Cards AB*^	2,759
1,700	First Trust High Yield Opportunities Term Fund	40,260
160,000	FIT Hon Teng, Ltd.*(a)	41,757
2,100	Furuno Electric Co., Ltd.	15,364
400	Hagiwara Electric Co., Ltd.	7,406
500	Hakuto Co., Ltd.	15,901
1,329	Halma plc	31,749
900	Hamamatsu Photonics KK	43,300
5,897	Hexagon AB, Class B	62,022
500	Hioki EE Corp.	24,110
200	Hirose Electric Co., Ltd.	25,021
1,200	Hochiki Corp.	12,728
800	Horiba, Ltd.	34,916
2,600	Hosiden Corp.	31,281
1,400	Ibiden Co., Ltd.	51,010
47	Inficon Holding AG	41,073
400	I-PEX, Inc.	3,609
300	Iriso Electronics Co., Ltd.	9,666
2,300	Japan Aviation Electronics Industry, Ltd.	36,950
1,100	Japan Cash Machine Co., Ltd.	8,992
1,679	Jenoptik AG	45,853
1,000	Kaga Electronics Co., Ltd.	31,118
600	Keyence Corp.	234,939
7,710	Kitron ASA	22,111
1,200	Koa Corp.	17,009
1,400	Kyocera Corp.	69,877
3,500	Kyosan Electric Manufacturing Co., Ltd.	10,630
3,313	Lagercrantz Group AB	32,922
527	Landis+Gyr Group AG	37,187
18	Lem Holding SA, Registered Shares	34,950
200	Maruwa Co., Ltd./Aichi	23,545
900	Meiko Electronics Co., Ltd.	16,483
978	Micronic Mydata AB	18,396
2,156	Midwich Group plc	10,998
4,600	Murata Manufacturing Co., Ltd.	230,814
2,562	NCAB Group AB	16,020
267	Nederland Apparatenfabriek	15,705
2,800	Nichicon Corp.	25,816
600	Nippon Chemi-Con Corp.*	7,026
2,100	Nippon Electric Glass Co., Ltd.	37,501
3,400	Nippon Signal Co., Ltd.	26,708
1,800	Nissha Co., Ltd.	25,091
600	Nohmi Bosai, Ltd.	7,182
3,600	OKI Electric Industry Co., Ltd.	19,500
500	Omron Corp.	24,390

Shares		Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
3,000	Osaki Electric Co., Ltd.	$11,900
1,627	Oxford Instruments plc	44,470
3,149	Pricer AB	4,939
324	Renishaw plc	14,371
1,100	Restar Holdings Corp.	17,108
1,400	Ryoden Corp.	17,954
1,100	Ryosan Co., Ltd.	23,601
315	Sensirion Holding AG*(a)	33,518
221	Sesa SpA	27,545
400	Shibaura Electronics Co., Ltd.	14,975
2,400	Shimadzu Corp.	68,464
1,200	Shinko Shoji Co., Ltd.	10,749
2,000	Siix Corp.	19,204
2,281	Softwareone Holding AG	32,304
1,318	Spectris plc	47,606
6,120	Strix Group plc	6,071
2,000	Sumida Corp.	20,640
700	Tachibana Eletech Co., Ltd.	9,412
2,100	Taiyo Yuden Co., Ltd.	61,253
2,500	Tamura Corp.	13,363
7,000	TDK Corp.	227,331
2,600	Topcon Corp.	29,828
1,300	Toyo Corp.	13,531
7,103	TT Electronics plc	14,924
100	V Technology Co., Ltd.	1,904
312	Vaisala OYJ, Class A	13,175
4,400	Venture Corp., Ltd.	56,108
44,000	Vstecs Holdings, Ltd.	25,371
2,200	Yokogawa Electric Corp.	34,860
1,100	Yokowo Co., Ltd.	17,917

		3,104,791

Energy Equipment & Services (0.5%):
7,314	Akastor ASA*	6,843
5,393	Aker Solutions ASA	20,629
2,991	BW Offshore, Ltd.	7,640
5,874	Ces Energy Solutions Corp.	11,975
29,491	CGG SA*	19,199
4,726	Computer Modelling Group, Ltd.	20,352
6,058	Enerflex, Ltd.	38,215
8,606	Ensign Energy Services, Inc.*	21,677
106,730	Ezion Holdings, Ltd.*(b)	—
6,704	Hunting plc	26,982
18,612	John Wood Group plc*	30,253
679	Noble Corp. PLC*	25,484
2,400	North American Construction Group, Ltd.	32,052
7,269	Odfjell Drilling, Ltd.*	19,432
1,211	Odfjell Technology, Ltd.*	3,581
1,450	Pason Systems, Inc.	17,073
7,745	Petrofac, Ltd.*	6,578
21,614	Petroleum Geo-Services ASA*	15,612
518	Precision Drilling Corp.*	39,682
5,417	SBM Offshore NV	85,107
174	Schoeller-Blackman Oilfield Equipment AG	10,877
8,377	Secure Energy Services, Inc.	43,500
3,900	ShawCor, Ltd.*	39,582
3,432	Subsea 7 SA	39,524
5,044	Technip Energies NV	79,401

See accompanying notes to the financial statements.

14

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Energy Equipment & Services, continued
1,677	Tecnicas Reunidas SA*	$16,407
1,938	Tenaris SA	34,006
1,044	Tenaris SA, ADR	36,707
2,965	TGS ASA	40,164
900	Total Energy Services, Inc.	5,724
400	Toyo Kanetsu KK	7,726
13,311	Trican Well Service, Inc.*	35,986
2,831	Vallourec SA*	37,314
4,130	Worley, Ltd.	42,202

		917,486

Entertainment (0.6%):
800	Akatsuki, Inc.	13,388
900	Avex, Inc.	11,487
11,278	Bollore, Inc.	63,193
2,427	Borussia Dortmund GMBH & Co. KGaA*	9,629
2,200	Capcom Co., Ltd.	70,568
1,403	CTS Eventim AG & Co. KGaA*	89,488
1,900	DeNA Co., Ltd.	25,351
2,590	Event Hospitality And Entertainment, Ltd.	22,417
1,590	Gungho Online Enetertainment, Inc.	25,826
38,000	IGG, Inc.*	13,981
82	Kinepolis Group NV*	3,415
1,100	Konami Holdings Corp.	50,027
3,270	Modern Times Group Mortgage AB*	28,013
1,100	Nexon Co., Ltd.	24,541
7,000	Nintendo Co., Ltd.	293,174
700	Square Enix Holdings Co., Ltd.	32,505
8,985	Stillfront Group AB*	15,061
510	Technicolor Creative Studios SA*^	122
100	Toei Animation Co., Ltd.	10,115
200	Toei Co., Ltd.	26,893
2,585	UbiSoft Entertainment SA*	73,365
3,936	Universal Music Group NV	94,998
700	UUUM, Inc.*	4,371
9,273	Vivendi Universal SA	88,722
5,570	WildBrain, Ltd.*	12,837

		1,103,487

Food & Staples Retailing (2.2%):
5,600	AEON Co., Ltd.	117,896
500	Ain Holdings, Inc.	22,936
5,572	Alimentation Couche-Tard, Inc.	244,891
1,200	Arcs Co., Ltd.	20,078
1,537	Axfood AB	42,190
800	Axial Retailing, Inc.	20,661
600	Belc Co., Ltd.	26,102
702	BlackRock Floating Rate Income Trust	14,292
16,561	Carrefour SA	277,061
1,395	Casino Guichard-Perrachon SA*^	14,552
1,100	Cawachi, Ltd.	18,682
8,111	Coles Group, Ltd.	91,835
1,589	Colruyt SA	36,316
200	Cosmos Pharmaceutical Corp.	20,328
1,300	Create SD Holdings Co., Ltd.	32,451
500	Daikokutenbussan Co., Ltd.	20,459
4,900	Dairy Farm International Holdings, Ltd.	14,325
3,951	Empire Co., Ltd., Class A	104,072
9,117	Endeavour Group, Ltd.	39,585

Shares		Value
Common Stocks, continued
Food & Staples Retailing, continued
500	Fuji Co., Ltd./Ehime	$6,927
500	Genky Drugstores Co., Ltd.	13,708
1,093	George Weston, Ltd.	135,628
1,600	Heiwado Co., Ltd.	26,044
2,689	HelloFresh SE*	58,944
200	Itochu-Shokuhin Co., Ltd.	7,496
43,950	J Sainsbury plc	115,345
1,939	Jeronimo Martins SGPS SA	41,921
600	JM Holdings Co., Ltd.	7,803
600	Kato Sangyo Co., Ltd.	16,045
6,632	Kesko Oyj, Class B	146,735
2,295	Kesko OYJ, Class A	50,025
1,700	Kobe Bussan Co., Ltd.	49,079
14,419	Koninklijke Ahold Delhaize NV	414,255
400	Kusuri NO Aoki Holdings Co., Ltd.	23,405
900	LAWSON, Inc.	34,495
800	Life Corp.	16,005
2,011	Loblaw Cos., Ltd.	177,838
215	M Yochananof & Sons, Ltd.	11,568
73,250	Marks & Spencer Group plc*	108,616
780	Matsumotokiyoshi Holdings Co., Ltd.	39,223
25,319	Metcash, Ltd.	68,555
5,881	METRO AG*	57,437
3,317	Metro, Inc.	183,687
600	Ministop Co., Ltd.	6,497
900	Mitsubishi Shokuhin Co., Ltd.	21,249
1,200	Nihon Chouzai Co., Ltd.	11,103
1,801	North West Co., Inc.	47,320
821	Ocado Group plc*	6,177
10,925	Olam Group, Ltd.	11,921
1,200	Qol Holdings Co., Ltd.	10,622
1,094	Rallye SA*	3,153
337	Rami Levy Chain Stores Hashikm	23,620
1,000	Retail Partners Co., Ltd.	10,088
600	San-A Co., Ltd.	19,649
5,600	Seven & I Holdings Co., Ltd.	239,595
28,900	Sheng Siong Group, Ltd.	35,589
4,880	Shufersal, Ltd.	28,212
1,454	Sligro Food Group NV	25,227
38,447	Sonae SGPS SA	38,440
900	Sugi Holdings Co., Ltd.	40,135
1,800	Sundrug Co., Ltd.	53,536
75,921	Tesco plc	205,798
1,000	Tsuruha Holdings, Inc.	77,717
2,100	United Supermarkets Holdings	17,976
2,200	Valor Holdings Co., Ltd.	30,347
1,400	Watahan & Co., Ltd.	14,225
1,400	Welcia Holdings Co., Ltd.	32,616
7,800	Woolworths Group, Ltd.	178,082
800	YAKUODO Holdings Co., Ltd.	17,369
700	Yamatane Corp.	8,809
700	Yaoko Co., Ltd.	36,020
2,800	Yokorei Co., Ltd.	22,726

		4,263,314

Food Products (2.5%):
5,540	A2 Milk Co., Ltd.*	25,953
1,292	AAK AB	22,084

See accompanying notes to the financial statements.

15

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Food Products, continued
364	Agrana Beteiligungs AG	$5,822
1,400	Ajinomoto Co., Inc.	42,694
44,180	Aryzta AG*	52,702
2,737	Associated British Foods plc	52,133
772	Atria OYJ	7,659
2,327	Austevoll Seafood ASA	20,957
556	Bakkafrost P/F	34,797
58	Barry Callebaut AG, Registered Shares	114,943
8,561	Bega Cheese, Ltd.	22,591
125	Bell AG	32,108
854	Bonduelle S.C.A.	12,263
1,000	Calbee, Inc.	22,791
1	Chocoladefabriken Lindt & Spruengli AG	103,020
800	Chubu Shiryo Co., Ltd.	6,632
12,278	Cloetta AB	24,572
15,071	Costa Group Holdings, Ltd.	28,179
1,114	Cranswick plc	41,447
2,515	Danone SA	132,481
1,700	Delfi, Ltd.	981
10,007	Devro plc	37,287
500	DyDo Group Holdings, Inc.	18,134
2,372	Ebro Foods SA	37,210
4,736	Elders, Ltd.	32,465
60	Emmi AG	50,691
400	Ezaki Glico Co., Ltd.	11,003
108,669	First Pacific Co., Ltd.	32,444
27,100	First Resources, Ltd.	29,982
1,616	Forfarmers NV	5,065
9,500	Fraser & Neave, Ltd.	9,002
1,700	Fuji Oil Holdings, Inc.	26,363
3,286	Glanbia plc	41,920
260,400	Golden Agri-Resources, Ltd.	48,564
8,123	GrainCorp, Ltd.	40,989
17,127	Greencore Group plc*	13,264
1,502	Grieg Seafood ASA	12,038
1,100	High Liner Foods, Inc.	11,189
1,923	Hilton Food Group plc	12,978
1,600	Hokuto Corp.	22,836
700	House Foods Group, Inc.	14,746
15,498	Inghams Group, Ltd.	30,152
2,700	Itoham Yonekyu Holdings, Inc.	14,358
300	Iwatsuka Confectionery Co., Ltd.	9,824
900	JDE Peet’s NV	26,010
600	J-Oil Mills, Inc.	6,902
800	Kagome Co., Ltd.	18,546
800	Kakiyasu Honten Co., Ltd.	12,697
400	Kameda Seika Co., Ltd.	13,258
700	Kenko Mayonnaise Co., Ltd.	7,282
506	Kerry Group plc, Class A	45,654
2,800	Kewpie Corp.	50,872
500	Kikkoman Corp.	26,434
300	Kotobuki Spirits Co., Ltd.	17,517
163	KWS Saat SE	11,183
500	Kyokuyo Co., Ltd.	14,449
147	Lassonde Industries, Inc.	12,083
3,154	Leroy Seafood Group ASA	17,783
17	Lotus Bakeries	115,176

Shares		Value
Common Stocks, continued
Food Products, continued
2,349	Maple Leaf Foods, Inc.	$42,424
1,200	Marudai Food Co., Ltd.	12,977
2,100	Maruha Nichiro Corp.	40,162
1,700	Megmilk Snow Brand Co., Ltd.	23,327
41	Mehadrin, Ltd.*	1,339
1,500	Meiji Holdings Co., Ltd.	77,038
800	Mitsui Sugar Co., Ltd.	12,195
1,300	Morinaga & Co., Ltd.	38,856
1,100	Morinaga Milk Industry Co., Ltd.	41,853
1,396	Mowi ASA	23,864
11,739	Nestle SA	1,356,051
389	Neto Malinda Trading, Ltd.*	9,635
1,800	NH Foods, Ltd.	50,256
2,600	Nichirei Corp.	56,817
1,200	Nippn Corp.	14,759
800	Nippon Beet Sugar Manufacturing Co., Ltd.	10,150
12,400	Nippon Suisan Kaisha, Ltd.	51,865
1,200	Nisshin Oillio Group, Ltd. (The)	29,924
2,700	Nisshin Seifun Group, Inc.	33,854
300	Nissin Foods Holdings Co., Ltd.	23,756
326	Orior AG	25,881
3,996	Orkla ASA, Class A	28,907
30,027	Premier Foods plc	39,363
505	Premium Brands Holdings Corp.	30,692
1,300	Prima Meat Packers, Ltd.	21,675
8,255	Raisio Oyj, Class V	21,987
11,830	Ridley Corp., Ltd.	15,907
4,400	Rogers Sugar, Inc.	18,493
600	S Foods, Inc.	13,573
482	Salmar ASA	18,977
2,346	Sanford, Ltd.	6,090
1,456	Saputo, Inc.	36,050
127	Savencia SA	7,941
3,496	Scales Corp., Ltd.	9,096
3,767	Scandi Standard AB*	17,690
476	Schouw & Co.	35,842
2,906	Select Harvests, Ltd.	7,704
800	Showa Sangyo Co., Ltd.	15,263
306	Sipef SA	19,311
114	Societe LDC SA	13,111
600	Starzen Co., Ltd.	9,444
1,353	Strauss Group, Ltd.	35,955
2,659	Suedzucker AG	46,499
2,839	Synlait Milk, Ltd.*	6,365
8,129	Tate & Lyle PLC	69,808
700	Toyo Suisan Kaisha, Ltd.	27,113
580	UIE PLC	14,922
13,688	United Malt Grp, Ltd.	32,297
217	Vilmorin & Cie SA	10,614
1,635	Viscofan SA	105,541
12,000	Vitasoy International Holdings, Ltd.	24,666
400	Warabeya Nichiyo Holdings Co., Ltd.	5,577
253,915	WH Group, Ltd.(a)	147,730
43,300	Wilmar International, Ltd.	134,931
600	Yakult Honsha Co., Ltd.	39,133
3,700	Yamazaki Baking Co., Ltd.	44,379

		4,874,788

See accompanying notes to the financial statements.

16

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Gas Utilities (0.5%):
6,384	AltaGas, Ltd.	$110,251
9,887	APA Group	72,373
1,671	Brookfield Infrastructure Corp., Class A	65,011
5,264	Enagas SA	87,508
96,850	Hong Kong & China Gas Co., Ltd.	92,084
10,984	Italgas SpA	60,899
800	K&O Energy Group, Inc.	12,373
1,049	Naturgy Energy Group SA	27,283
3,400	Nippon Gas Co., Ltd.	53,540
2,900	Osaka Gas Co., Ltd.	46,912
1,605	Rubis SCA	42,254
1,300	Saibu Gas Co., Ltd.	16,838
1,300	Shizuoka Gas Co. Ltd.	10,924
10,533	Snam SpA	51,133
3,450	Superior Plus Corp.	28,618
1,100	Toho Gas Co., Ltd.	21,093
3,300	Tokyo Gas Co., Ltd.	64,884

		863,978

Health Care Equipment & Supplies (1.4%):
2,536	Alcon, Inc.	174,231
2,508	Alcon, Inc.	171,923
1,070	Ambu A/S, Class B*	13,579
3,762	Ansell, Ltd.	72,258
2,637	Arjo AB, Class B	9,824
1,200	Asahi Intecc Co., Ltd.	19,779
247	BioMerieux	25,971
385	Carl Zeiss Meditec AG	48,586
246	Cellavision AB	5,400
434	Cochlear, Ltd.	60,245
1,314	Coloplast A/S, Class B	153,986
251	Coltene Holding AG	20,733
15,236	Convatec Group plc(a)	42,833
1,946	Demant A/S*	54,122
254	DiaSorin SpA	35,587
509	Draegerwerk AG & Co. KGaA	22,691
238	Draegerwerk AG & Co. KGaA	9,254
458	Eckert & Ziegler AG	22,751
6,099	Elekta AB, Class B	36,669
1,167	EssilorLuxottica SA	212,476
2,109	Fisher & Paykel Healthcare Corp., Ltd.	30,010
600	Fukuda Denshi Co., Ltd.	20,847
1,212	Getinge AB, Class B	25,251
4,399	GN Store Nord A/S	101,566
405	Guerbet	7,373
800	Hogy Medical Co., Ltd.	20,628
2,300	Hoya Corp.	222,571
800	Jeol, Ltd.	21,492
2,064	Koninklijke Philips Electronics NV, NYS	30,939
5,281	Koninklijke Philips NV	79,252
700	Mani, Inc.	10,781
276	Medacta Group SA(a)	30,874
849	Medmix AG(a)	16,204
1,600	Menicon Co., Ltd.	33,854
10	Metall Zug AG	20,821
1,200	Nakanishi, Inc.	23,370
1,600	Nihon Kohden Corp.	39,046
4,200	Nipro Corp.	32,848

Shares		Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
7,100	Olympus Corp.	$125,517
1,800	Paramount Bed Holdings Co., Ltd.	35,018
457	Revenio Group OYJ	18,919
16,500	Riverstone Holdings, Ltd.	7,560
174	Sartorius AG	68,799
645	Siemens Healthineers AG(a)	32,262
2,690	Smith & Nephew plc	35,930
1,168	Smith & Nephew plc, ADR	31,408
520	Sonova Holding AG	123,761
360	Stratec Se	31,261
819	Straumann Holding AG, Class R	92,771
1,200	Sysmex Corp.	73,104
1,400	Terumo Corp.	39,596
180	Ypsomed Holding AG	32,920

		2,729,451

Health Care Providers & Services (0.8%):
3,400	Alfresa Holdings Corp.	43,444
2,772	Amplifon SpA	82,796
400	Amvis Holdings, Inc.	10,176
400	Andlauer Healthcare Group, Inc.	13,990
18,908	Arvida Group, Ltd.	13,659
200	As One Corp.	8,775
6,164	Attendo AB*(a)	14,355
700	BML, Inc.	17,716
862	CVS Group plc	20,177
1,265	Ebos Group, Ltd.	35,030
1,000	Elan Corp.	7,077
4,012	Extendicare, Inc.	19,441
3,112	Fagron	44,263
1,400	France Bed Holdings Co., Ltd.	9,966
2,579	Fresenius Medical Care AG & Co., KGaA	84,342
5,366	Fresenius SE & Co. KGaA	150,950
1,900	H.U. Group Holdings, Inc.	41,436
20,914	Healius, Ltd.	43,661
2,572	Humana AB*	9,497
4,771	Integral Diagnostics, Ltd.	9,512
2,000	Japan Lifeline Co., Ltd.	13,956
1,000	Japan Medical Dynamic Marketing, Inc.	6,828
2,704	Korian SA	29,395
225	Lna Sante	7,126
3,204	Medical Facilities Corp.	19,028
15,698	Mediclinic International plc	94,502
1,044	Medicover AB, Class B	13,946
3,500	Medipal Holdings Corp.	46,129
3,565	Mediterranean Towers, Ltd.	8,272
1,110	NMC Health plc*	—
11,023	Novolog, Ltd.	8,673
22,733	Oceania Healthcare, Ltd.	10,989
6,310	Oriola Oyj, Class B	11,748
1,066	Orpea*	7,107
24,015	Raffles Medical Group, Ltd.	25,119
1,997	Ramsay Health Care, Ltd.	88,249
7,784	Regis Healthcare, Ltd.	9,947
2,854	Ryman Healthcare, Ltd.	9,652
2,100	Ship Healthcare Holdings, Inc.	42,968
59,044	Sigma Healthcare, Ltd.	24,518
1,900	Solasto Corp.	10,328

See accompanying notes to the financial statements.

17

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Health Care Providers & Services, continued
7,958	Sonic Healthcare, Ltd.	$162,221
8,887	Spire Healthcare Group plc*(a)	24,468
6,744	Summerset Group Holdings, Ltd.	37,875
1,500	Suzuken Co., Ltd.	40,637
558	Synlab AG	6,770
2,544	Terveystalo OYJ(a)	17,023
1,800	Toho Holdings Co., Ltd.	30,056
500	Tokai Corp./Gifu	7,282
2,800	Vital Ksk Holdings, Inc.	18,131

		1,513,206

Health Care Technology (0.2%):
7,980	AGFA-Gevaert NV*	22,831
1,026	Ascom Holding AG^	8,267
857	CompuGroup Medical SE & Co KgaA	32,984
2,389	Emis Group plc	54,058
500	JMDC, Inc.	14,393
2,400	M3, Inc.	65,389
700	MedPeer, Inc.*	7,329
330	Nexus AG	19,709
800	Nnit A/S*(a)	7,550
94	Pharmagest Interactive	7,510
1,258	Pro Medicus, Ltd.	47,233
1,213	Raysearch Laboratories AB*	7,936
2,743	Sectra AB*	39,048

		334,237

Hotels, Restaurants & Leisure (1.7%):
2,190	888 Holdings plc*	2,306
3,140	Accor SA*	78,004
600	AEON Fantasy Co., Ltd.	12,268
1,000	Airtrip Corp.	18,605
1,000	Arcland Service Holdings Co., Ltd.	16,459
23,206	Ardent Leisure Group, Ltd.	9,582
4,661	Aristocrat Leisure, Ltd.	96,234
614	Basic-Fit NV*(a)	15,986
3,095	Betsson AB, Class B	25,187
20,000	Cafe de Coral Holdings, Ltd.	38,185
1,533	Carnival plc, ADR*	11,022
72,000	Century City International Holdings, Ltd.*	2,760
970	Cie des Alpes*	14,963
4,935	Collins Foods, Ltd.	24,136
700	Colowide Co., Ltd.	9,478
7,839	Compass Group plc	181,097
553	Corporate Travel Management, Ltd.	5,536
3,200	Create Restaurants Holdings In	22,186
2,300	Curves Holdings Co., Ltd.	15,049
799	Domino’s Pizza Enterprises, Ltd.	35,979
10,911	Domino’s Pizza Group plc	38,713
1,600	Doutor Nichires Holdings Co., Ltd.	20,841
4,906	Elior Group*(a)	17,297
3,202	Entain plc	51,329
506	Evolution AB(a)	49,445
6,500	Fairwood Holdings, Ltd.	11,624
87	Fattal Holdings 1998, Ltd.*	7,357
1,821	Flight Centre Travel Group, Ltd.*	17,942
2,837	Flutter Entertainment plc*	387,686
2,000	Food & Life Cos., Ltd.	39,576
500	Fuji Kyuko Co., Ltd.	18,141

Shares		Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
557	Fuller Smith & Turner plc, Class A	$3,343
4,000	Galaxy Entertainment Group, Ltd.	26,488
200	Genki Sushi Co., Ltd.	4,676
40,200	Genting Singapore, Ltd.	28,694
3,888	Greggs plc	109,713
2,921	Hollywood Bowl Group PLC	8,795
18,230	Hongkong & Shanghai Hotels (The)*	18,968
1,499	InterContinental Hotels Group plc, ADR	87,452
2,484	JD Wetherspoon plc*	13,368
868	Jumbo Interactive, Ltd.	8,252
1,100	KFC Holdings Japan, Ltd.	23,106
6,856	Kindred Group plc	71,602
1,700	Komeda Holdings Co., Ltd.	32,191
1,667	La Francaise des Jeux SAEM(a)	66,962
21,530	Lottery Corp., Ltd. (The)*	65,605
33,812	Marston’s plc*	16,237
500	McDonald’s Holdings Co., Ltd.	19,027
23,000	Melco International Development Ltd.*	24,970
2,819	Melia Hotels International SA*	13,791
14,000	Miramar Hotel & Investment	21,849
11,969	Mitchells & Butlers plc*	19,957
400	Monogatari Corp. (The)	19,930
313	MTY Food Group, Inc.	13,195
46,435	NagaCorp, Ltd.*	40,938
200	Oriental Land Co., Ltd.	29,142
2,702	Pandox AB*	30,250
900	Pizza Pizza Royalty Corp.	9,068
10,182	PlayTech plc*	62,518
600	Pollard Banknote, Ltd.	8,474
12,439	Rank Group plc*	12,263
1,500	Resorttrust, Inc.	26,747
2,849	Restaurant Brands International, Inc.^	184,286
3,018	Restaurant Brands New Zealand, Ltd.^	11,013
19,755	Restaurant Group plc (The)*	7,459
3,000	Round One Corp.	10,881
1,200	Saint Marc Holdings Co., Ltd.	15,385
3,788	Sands China, Ltd.*	12,550
5,463	Scandic Hotels Group AB*^(a)	16,850
44,000	Shangri-La Asia, Ltd.*	36,056
78,585	SJM Holdings, Ltd.*	45,591
1,360	SkiStar AB	14,507
28,026	Sky City Entertainment Group, Ltd.*	42,146
6,100	Skylark Holdings Co., Ltd.*	70,976
1,782	Sodexo SA	170,447
13,126	SSP Group plc*	36,188
30,737	Star Entertainment Group, Ltd. (The)*	37,001
40,053	Tabcorp Holdings, Ltd.	29,313
581	The Gym Group plc*(a)	766
137	Tivoli A/S*	14,938
800	Tokyotokeiba Co., Ltd.	23,068
1,300	Toridoll Holding Corp.	26,753
3,050	Whitbread plc	94,863
600	Yoshinoya Holdings Co., Ltd.	10,469
500	Young & Co.’s Brewery plc, Class A	6,190
187	Zeal Network SE	5,634
1,600	Zensho Holdings Co., Ltd.	40,353

		3,196,227

See accompanying notes to the financial statements.

18

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Household Durables (1.5%):
5,875	Azorim-Investment Development & Construction Co., Ltd.	$18,892
4,812	Bang & Olufsen A/S*	5,666
18,461	Barratt Developments plc	88,629
3,181	Bellway plc	73,174
1,689	Berkeley Group Holdings plc	76,886
1,566	Bigben Interactive	10,707
3,728	Bonava AB	10,566
6,992	Bovis Homes Group plc	52,917
1,520	Breville Group, Ltd.	18,958
27,975	Cairn Home plc	26,026
2,500	Casio Computer Co., Ltd.	25,574
600	Chofu Seisakusho Co., Ltd.	8,782
6,556	Crest Nicholson Holdings plc	18,816
1,076	De’Longhi	24,105
7,507	DFS Furniture plc	14,060
1,000	Dorel Industries, Inc.	3,841
2,152	Duni AB*	17,797
5,109	Electrolux AB, Class B	69,185
1,200	Es-Con Japan, Ltd.	7,107
2,053	Fiskars OYJ Abp	33,781
36	Forbo Holding AG	42,322
1,600	Fuji Corp., Ltd.	7,991
900	Fujitsu General, Ltd.	21,701
25,820	Glenveagh Properties PLC*(a)	23,411
7,100	Haseko Corp.	79,316
2,710	Henry Boot plc	7,679
700	Hoosiers Holdings	3,949
2,100	Iida Group Holdings Co., Ltd.	31,747
2,147	JM AB	35,585
10,600	Jvc Kenwood Corp.	29,500
958	Kaufman & Broad SA	28,127
1,300	LEC, Inc.	8,974
540	Leifheit AG	7,818
43,200	Man Wah Holdings, Ltd.	42,533
704	Nacon SA*	1,959
1,363	Neinor Homes SA(a)	11,922
4,700	Nikon Corp.	41,683
5,576	Nobia AB	11,395
1,200	Open House Co., Ltd.	43,533
18,200	Panasonic Holdings Corp.	152,435
6,381	Persimmon plc	94,171
1,200	Pressance Corp.	14,069
6,708	Redrow plc	36,898
400	Rinnai Corp.	29,954
567	Sabaf SpA	10,138
1,300	Sangetsu Corp.	21,170
711	SEB SA	59,755
5,900	Sekisui Chemical Co., Ltd.	82,112
6,500	Sekisui House, Ltd.	114,976
5,800	Sharp Corp.	41,753
10,000	Sony Group Corp.	762,675
4,800	Sumitomo Forestry Co., Ltd.	85,310
328	Surteco Group SE	6,703
1,100	Tama Home Co., Ltd.	21,020
1,100	Tamron Co., Ltd.	24,934
84,968	Taylor Wimpey plc	104,720

Shares		Value
Common Stocks, continued
Household Durables, continued
805	The Vitec Group plc	$10,501
1,000	TOA Corp.	5,866
100	V-ZUG Holding AG*	9,863
3,849	YIT OYJ	10,127

		2,785,764

Household Products (0.2%):
300	Earth Corp.	11,485
636	Essity AB	16,625
2,717	Essity AB, Class B	71,355
605	Henkel AG & Co. KGaA	39,014
2,400	Lion Corp.	27,686
14,255	Mcbride plc*	3,528
2,300	Pigeon Corp.	37,817
5,635	PZ Cussons plc	14,336
1,797	Reckitt Benckiser Group plc	124,989
1,600	Unicharm Corp.	61,365

		408,200

Independent Power and Renewable Electricity Producers (0.5%):
2,302	7C Solarparken AG	10,502
751	Boralex, Inc., Class A	22,201
1,800	Capital Power Corp.	61,600
7,088	Cloudberry Clean Energy ASA*	8,970
15,074	Drax Group plc	128,224
2,483	EDP Renovaveis SA	54,881
1,700	EF-ON, Inc.	6,291
1,300	Electric Power Development Co., Ltd.	20,683
2,373	Encavis AG	46,977
2,646	Energix-Renewable Energies, Ltd.	8,351
9,491	Enlight Renewable Energy, Ltd.*	19,465
1,000	eRex Co., Ltd.	16,546
574	Greenvolt-Energias Renovaveis SA*	4,805
596	Grenergy Renovables SA*	17,667
2,055	Innergex Renewable Energy, Inc.	24,591
690	Kenon Holdings, Ltd.	22,916
2,011	Lundin Energy AB	4,326
8,484	Meridian Energy, Ltd.	28,031
890	Neoen SA(a)	35,793
5,128	Northland Power, Inc.	140,643
1,351	OPC Energy, Ltd.*	15,081
1,500	Polaris Renewable Energy, Inc.	15,589
500	Renova, Inc.*	8,911
1,250	Scatec ASA(a)	10,012
1,714	Solaria Energia y Medio Ambiente SA*	31,559
7,142	Transalta Corp.	63,887
2,200	Transalta Renewables, Inc.	18,282
882	Voltalia SA, Registered Shares*	16,095
910	West Holdings Corp.	30,137

		893,016

Industrial Conglomerates (1.0%):
182	Aker ASA, Class A Shares	13,388
865	Bonheur ASA	25,373
1,015	Chargeurs SA	15,284
8,000	Chevalier International Holdings Ltd.	7,195
22,930	CK Hutchison Holdings, Ltd.	137,664
1,950	DCC plc	96,244

See accompanying notes to the financial statements.

19

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Industrial Conglomerates, continued
2,000	Guoco Group, Ltd.	$17,040
8,400	Hitachi, Ltd.	422,793
822	Indus Holding AG	19,310
515	Italmobiliare SpA	14,102
2,700	Jardine Cycle & Carriage, Ltd.	57,700
1,500	Katakura Industries Co., Ltd.	19,752
800	Keihan Holdings Co., Ltd.	20,989
11,800	Keppel Corp., Ltd.	64,025
1,149	Lifco AB, Class B	19,136
78,561	Melrose Industries plc	127,691
5,400	Nisshinbo Holdings, Inc.	39,726
6,522	Nolato AB, Class B	34,319
1,300	Noritsu Koki Co., Ltd.	23,393
49,000	NWS Holdings, Ltd.	42,382
934	Rheinmetall AG	186,012
3,900	Seibu Holdings, Inc.	42,748
2,131	Siemens AG	295,725
5,554	Smiths Group plc	107,055
5,400	Tokai Holdings Corp.	35,331
700	Toshiba Corp.	24,541
933	Volati AB	7,797

		1,916,715

Industrial Services (0.0%†):
335	Dredging Environmental Marine Engineering NV*	44,569

Insurance (4.3%):
3,284	Admiral Group plc	84,858
34,599	Aegon NV	175,490
4,501	Ageas NV	200,230
77,240	AIA Group, Ltd.	851,002
31,584	Alm Brand A/S	51,271
4,544	ASR Nederland NV	215,417
8,596	Assicurazioni Generali SpA	152,638
1,493	AUB Group, Ltd.	22,871
34,934	Aviva plc	186,164
12,306	AXA SA	342,928
999	Baloise Holding AG	154,356
7,750	Beazley plc	63,419
4	Brookfield Reinsurance, Ltd.	125
7,384	Chesnara plc	25,328
2,213	Clal Insurance Enterprises Holdings, Ltd.*	37,318
3,265	Coface SA	42,549
5,600	Dai-ichi Life Holdings, Inc.	127,187
31,080	Direct Line Insurance Group plc	83,312
82	E-L Financial Corp., Ltd.	54,150
331	Fairfax Financial Holdings, Ltd.	196,104
1,054	FBD Holdings plc	12,472
1,341	Gjensidige Forsikring ASA	26,348
1,300	Great Eastern Holdings, Ltd.	17,963
2,364	Great-West Lifeco, Inc.	54,656
1,465	Grupo Catalana Occidente SA	46,283
399	Hannover Rueck SE	79,306
4,262	Harel Insurance Investments &	37,643
1,387	Helvetia Holding AG	161,918
6,718	Hiscox, Ltd.	88,495
3,319	IA Financial Corp., Inc.	194,340
506	IDI Insurance Co., Ltd.	10,957
18,382	Insurance Australia Group, Ltd.	59,397

Shares		Value
Common Stocks, continued
Insurance, continued
1,460	Intact Financial Corp.	$210,200
8,300	Japan Post Holdings Co., Ltd.	69,984
1,900	Japan Post Insurance Co., Ltd.	33,443
41,528	Just Group plc	40,961
7,487	Lancashire Holdings, Ltd.	58,464
58,863	Legal & General Group plc	177,737
16,597	Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	18,312
10,482	Manulife Financial Corp.	186,999
1,683	Manulife Financial Corp.	30,022
25,567	Mapfre SA	49,563
35,229	Medibank Private, Ltd.	70,229
1,055	Menora Mivtachim Holdings, Ltd.	20,595
16,641	Migdal Insurance & Financial Holding, Ltd.*	19,008
2,100	MS&AD Insurance Group Holdings, Inc.	67,223
244	Muenchener Rueckversicherungs-Gesellschaft AG	79,329
6,991	NIB Holdings, Ltd.	36,585
3,154	NN Group NV	128,795
12,974	Phoenix Group Holdings plc	95,526
5,195	Phoenix Holdings, Ltd. (The)	55,485
6,349	Poste Italiane SpA(a)	61,906
1,147	Protector Forsikring ASA	14,744
1,083	Prudential plc, ADR	29,761
5,101	Prudential PLC	69,015
14,131	QBE Insurance Group, Ltd.	129,054
3,005	Sabre Insurance Group plc(a)	3,867
3,822	Saga plc*	5,832
5,219	Sampo Oyj, Class A	272,854
5,815	SCOR SA	133,503
445	Solid Forsakring AB*	2,813
2,600	Sompo Holdings, Inc.	115,465
9,536	Steadfast Group, Ltd.	35,477
5,818	Storebrand ASA	50,581
2,828	Sun Life Financial, Inc.	131,290
3,075	Sun Life Financial, Inc.	142,741
15,987	Suncorp Group, Ltd.	131,067
392	Swiss Life Holding AG	202,410
2,645	Swiss Re AG	248,194
4,000	T&D Holdings, Inc.	57,579
1,264	Talanx AG	59,957
4,800	Tokio Marine Holdings, Inc.	102,767
1,470	Topdanmark A/S	77,126
792	Trisura Group, Ltd.*	26,496
2,899	Tryg A/S	68,772
15,269	Unipol Gruppo Finanziario SpA	74,350
14,182	UnipolSai Assicurazioni SpA	34,890
5,733	Uniqa Insurance Group AG	42,958
54	Vaudoise Assurances Holding SA	24,676
1,638	Vienna Insurance Group AG Wiener Versicherung Gruppe	39,114
1,796	Wuestenrot & Wuerttembergische AG	29,702
1,059	Zurich Insurance Group AG	506,207

		8,230,123

Interactive Media & Services (0.3%):
3,192	Adevinta ASA*	21,109
16,102	Auto Trader Group plc(a)	100,460
400	Bengo4.com, Inc.*	7,777

See accompanying notes to the financial statements.

20

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Interactive Media & Services, continued
575	Better Collective A/S*	$7,037
3,316	carsales.com, Ltd.	46,796
1,200	Dip Corp.	34,385
5,418	Domain Holdings Australia, Ltd.	9,975
2,200	Kakaku.com, Inc.	35,390
2,000	mixi, Inc.	37,326
22,749	Moneysupermarket.com Group plc	52,867
135	New Work SE	21,965
437	REA Group, Ltd.	32,900
11,094	Rightmove plc	68,670
897	Scout24 AG(a)	45,061
3,189	Seek, Ltd.	45,389
2,124	Solocal Group*	1,387
6,000	Z Holdings Corp.	15,171

		583,665

Internet & Direct Marketing Retail (0.3%):
1,600	ASKUL Corp.	20,788
1,900	Belluna Co., Ltd.	9,842
621	BHG Group AB*	1,111
18,446	Boohoo Group plc*	7,911
1,898	Cazoo Group, Ltd.*	298
518	Delivery Hero SE*(a)	24,812
4,443	Dustin Group AB*(a)	17,605
2,462	eDreams ODIGEO SA*	10,438
800	Enigmo, Inc.	3,888
10,000	Hong Kong Technology Venture Co., Ltd.	6,875
1,484	Just Eat Takeaway.com NV*(a)	31,241
500	Media Do Co., Ltd.	6,514
6,515	N Brown Group plc*	1,969
1,100	Oisix ra daichi, Inc.*	18,572
5,176	On The Beach Group plc*(a)	9,749
2,937	Prosus NV	201,612
6,100	Rakuten, Inc.	27,691
1,817	Takkt AG	26,335
6,523	Webjet, Ltd.*	27,407
724	Zalando SE*(a)	25,663
1,200	ZOZO, Inc.	29,798

		510,119

IT Services (1.6%):
4,024	Addnode Group AB*	38,060
114	Adesso SE	16,106
45	Adyen NV*(a)	62,263
370	Allgeier SE	11,225
597	Alten SA	74,955
2,476	Amadeus IT Group SA*	127,669
733	Appen, Ltd.	1,239
2,661	Atea ASA	31,001
2,869	Atos SE*^	27,863
180	Aubay	9,400
2,200	Barings Global Short Duration High Yield Fund	41,325
1,619	Bechtle AG	57,281
1,800	Bell System24 Holdings, Inc.	18,691
1,490	Bouvet ASA	9,074
853	Cancom SE	24,932
680	Capgemini SA	114,029
26,624	Capita plc*	7,804
2,210	CGI, Inc.*	190,347

Shares		Value
Common Stocks, continued
IT Services, continued
4,933	Columbus A/S	$4,470
2,733	Computacenter plc	63,202
5,311	Computershare, Ltd.	94,727
1,100	Comture Corp.	20,136
7,824	Data#3, Ltd.	36,022
500	Densan System Holdings Co., Ltd.	8,261
700	Digital Garage, Inc.	24,067
1,400	DTS Corp.	31,474
8,624	Econocom Group SA/NV	26,343
2,054	Edenred	111,751
1,000	E-Guardian, Inc.	20,198
5,345	EML Payments, Ltd.*	2,291
558	Enea AB*	4,615
3,891	Fdm Group Holdings plc	35,185
348	Formula Systems 1985, Ltd.	25,268
1,400	Fujitsu, Ltd.	185,427
800	Future Corp.	10,035
1,075	GFT Technologies SE	39,042
6,665	Global Dominion Access SA(a)	25,604
400	GMO Payment Gateway, Inc.	33,265
1,200	ID Holdings Corp.	8,537
4,290	Indra Sistemas SA	48,829
1,200	Infocom Corp.	19,681
900	Information Services Internati	26,910
2,776	Iomart Group plc	4,198
1,100	Itochu Techno-Solutions Corp.	25,768
3,504	Kainos Group plc	64,993
400	Kanematsu Electronics, Ltd.	13,528
816	Knowit AB	15,926
19,489	Link Administration Holdings, Ltd.	26,177
896	Matrix It, Ltd.	18,711
300	Mitsubishi Research Institute	11,155
193	Nagarro SE*	22,857
7,286	NCC Group plc	17,640
1,700	NEC Networks & System Integrat	21,212
1,300	NET One Systems Co., Ltd.	33,798
7,128	Nexi SpA*(a)	56,023
5,103	NEXTDC, Ltd.*	31,558
1,200	Nihon Unisys, Ltd.	30,357
2,056	Nomura Research Institute, Ltd.	48,884
800	NS Solutions Corp.	19,295
2,200	Nsd Co., Ltd.	37,943
5,500	NTT Data Corp.	80,942
200	Obic Co., Ltd.	29,573
4,539	Ordina NV	18,768
1,400	Otsuka Corp.	44,312
2,696	PayPoint plc	16,637
1,200	Poletowin Pitcrew Holdings, Inc.	7,481
9,052	Pushpay Holdings, Ltd.*	7,314
2,400	Relia, Inc.	18,220
209	Reply SpA	24,033
2,400	SCSK Corp.	36,231
39	Secunet Security Networks AG	8,212
200	SHIFT, Inc.*	35,548
650	Shopify, Inc., Class A*	22,561
219	Societe Pour l’Informatique Industrielle	10,642
800	Softbank Technology Corp.	11,316
3,194	Softcat plc	45,832

See accompanying notes to the financial statements.

21

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
IT Services, continued
460	Sopra Steria Group	$69,407
16,000	Sunevision Holdings, Ltd.	8,606
1,200	TDC Soft, Inc.	13,403
1,700	TechMatrix Corp.	23,460
1,100	TELUS International Cda, Inc.*	21,719
2,278	Tieto OYJ	64,835
3,000	TIS, Inc.	79,531
700	Transcosmos, Inc.	17,357
315	Wavestone	14,540
2,809	Worldline SA*(a)	109,593

		3,108,700

Leisure Products (0.4%):
26,132	Apollo Tactical Income Fund, Inc.	36,397
1,100	Bandai Namco Holdings, Inc.	68,993
1,496	Beneteau SA	22,637
606	BRP, Inc.	46,209
1,042	Catana Group	6,588
891	Games Workshop Group plc	92,312
1,000	Globeride, Inc.	19,196
178	Harvia OYJ	3,380
1,200	Heiwa Corp.	22,629
500	Mars Group Holdings Corp.	9,260
1,659	Maytronics, Ltd.	16,538
562	MIPS AB	23,284
800	Mizuno Corp.	17,132
300	Roland Corp.	7,953
1,200	Sankyo Co., Ltd.	49,141
1,700	Sega Sammy Holdings, Inc.	25,598
500	Shimano, Inc.	79,676
700	Spin Master Corp.(a)	17,229
1,169	Technogym SpA(a)	8,928
2,105	Thule Group AB (The)^(a)	43,942
3,300	Tomy Co., Ltd.	31,502
385	Trigano SA	52,552
700	Universal Entertainment Corp.*	12,591
500	Yamaha Corp.	18,449

		732,116

Life Sciences Tools & Services (0.4%):
2,100	Addlife AB, Class B	21,959
840	Biotage AB	14,901
315	Chemometec A/S*	31,428
600	Cmic Holdings Co., Ltd.	8,105
878	Ergomed PLC*	13,508
1,522	Eurofins Scientific SE	109,587
870	Gerresheimer AG	58,490
404	Lonza Group AG	198,894
2,001	Qiagen NV*	99,790
120	Sartorius Stedim Biotech	39,090
1,600	Shin Nippon Biomedical Laborat	27,318
97	Siegfried Holding AG	64,588
46	Tecan Group AG	20,655

		708,313

Machinery (4.0%):
3,060	Aalberts NV	118,944
2,600	Aichi Corp.	15,281
2,100	Aida Engineering, Ltd.	12,341

Shares		Value
Common Stocks, continued
Machinery, continued
781	Alfa Laval AB	$22,612
1,607	Alimak Group AB(a)	11,495
900	Alinco, Inc.	6,810
4,883	Alstom SA	119,872
8,100	Amada Holdings Co., Ltd.	63,112
1,932	Andritz AG	110,422
2,000	Anest Iwata Corp.	13,019
2,700	Asahi Diamond Industrial Co., Ltd.	13,737
17,476	Atlas Copco AB, Class A*	207,019
9,476	Atlas Copco AB, Class B	101,301
1,149	Ats Corp.*	35,723
1,300	Bando Chemical Industries, Ltd.	9,381
2,296	Beijer Alma AB	36,068
4,886	Bodycote plc	33,506
243	Bucher Industries AG	101,222
66	Burckhardt Compression Holding AG	39,286
56	Bystronic AG	38,904
459	Cargotec OYJ	20,378
900	CKD Corp.	12,868
14,452	CNH Industrial NV	232,068
1,560	Concentric AB	29,180
1,110	Construcc y Aux de Ferrocarr SA	31,583
178	Daetwyler Holding AG	35,557
700	Daifuku Co., Ltd.	32,948
5,734	Daimler Truck Holding AG*	177,633
2,100	Daiwa Industries, Ltd.	17,857
745	Danieli & C Officine Meccaniche SpA	16,577
1,585	Danieli & C Officine Meccaniche SpA	24,242
3,954	Deutz AG	17,118
4,700	DMG Mori Co., Ltd.	62,035
1,728	Duerr AG	58,303
2,300	Ebara Corp.	82,512
4,630	Electrolux Professional AB, Class B	19,415
4,138	Epiroc AB, Class A	75,661
2,535	Epiroc AB, Class B	40,884
400	FANUC Corp.	59,706
342	Feintool International Holding AG	7,459
19,282	Fincantieri SpA*^	10,956
1,579	Fluidra SA	24,485
13,800	Frencken Group, Ltd.	9,756
2,000	Fuji Corp.	29,053
1,700	Furukawa Co., Ltd.	16,260
2,221	GEA Group AG	90,711
3,040	Georg Fischer AG	187,072
371	Gesco AG	9,569
2,000	Glory, Ltd.	33,172
600	Harmonic Drive Systems, Inc.	16,973
8,175	Heidelberger Druckmaschinen AG*	12,922
5,448	Hexagon Composites ASA*	15,190
9,100	Hino Motors, Ltd.*	34,871
500	Hirata Corp.	20,797
1,200	Hisaka Works, Ltd.	7,405
1,700	Hitachi Construction Machinery Co., Ltd.	38,316
5,600	Hitachi Zosen Corp.	34,879
400	Hoshizaki Corp.	14,086
1,000	Hosokawa Micron Corp.	20,258
679	Husqvarna AB, Class A Shares	4,773

See accompanying notes to the financial statements.

22

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Machinery, continued
4,886	Husqvarna AB, Class B	$34,445
1,900	IHI Corp.	55,175
6,746	IMI plc	104,984
290	Interpump Group SpA	13,135
17	Interroll Holding AG, Registered Shares	43,381
1,300	Iseki & Co., Ltd.	11,507
3,448	Iveco Group NV*	20,467
500	Japan Steel Works, Ltd. (The)	9,931
885	JOST Werke AG(a)	49,741
2,512	Jungheinrich AG	71,463
197	Kardex Holding AG	32,520
900	Kato Works Co., Ltd.	4,841
4,700	Kawasaki Heavy Industries, Ltd.	109,770
2,612	Kion Group AG	74,732
400	Kitagawa Iron Works Co., Ltd.	3,464
5,100	Kitz Corp.	30,620
1,010	Knorr-Bremse AG	55,183
572	Koenig & Bauer AG*	9,963
9,000	Komatsu, Ltd.	195,286
115	Komax Holding AG	32,126
2,900	Komori Corp.	17,740
3,153	Kone Oyj, Class B	163,291
1,994	Konecranes OYJ	61,618
362	Krones AG	40,676
4,400	Kubota Corp.	60,621
900	Kurita Water Industries, Ltd.	37,367
1,000	Kyokuto Kaihatsu Kogyo Co., Ltd.	10,994
1,200	Maezawa Kyuso Industries Co., Ltd.	8,366
700	Makino Milling Machine Co., Ltd.	22,871
2,100	Makita Corp.	49,176
586	Manitou Bf SA	15,547
800	Max Co., Ltd.	11,884
1,800	Meidensha Corp.	25,641
800	Metawater Co., Ltd.	9,814
9,279	Metso Outotec Oyj	95,717
4,832	MINEBEA MITSUMI, Inc.	72,531
2,300	Misumi Group, Inc.	50,425
1,800	Mitsubishi Heavy Industries, Ltd.	71,243
1,000	Mitsubishi Logisnext Co., Ltd.	5,257
700	Mitsuboshi Belting Co., Ltd.	18,232
2,900	Mitsui Engineering & Shipbuilding Co., Ltd.*	8,448
1,100	Miura Co., Ltd.	25,154
10,151	Morgan Advanced Materials plc	38,611
1,500	Morita Holdings Corp.	13,267
900	Nabtesco Corp.	23,067
800	Nachi-Fujikoshi Corp.	21,874
2,000	Namura Shipbuilding Co., Ltd.*	5,870
1,456	NFI Group, Inc.	10,239
4,300	NGK Insulators, Ltd.	54,849
2,300	Nikkiso Co., Ltd.	16,585
1,267	Nilfisk Holding A/S*	26,577
3,900	Nippon Thompson Co., Ltd.	15,329
400	Nissei ASB Machine Co., Ltd.	12,936
800	Nitta Corp.	16,996
500	Nitto Kohki Co., Ltd.	5,692
1,900	Nitto Seiko Co., Ltd.	7,077
300	Noritake Co., Ltd.	9,124

Shares		Value
Common Stocks, continued
Machinery, continued
995	Norma Group SE	$18,099
7,700	NSK, Ltd.	40,690
14,800	NTN Corp.	29,419
7,984	OC Oerlikon Corp. AG	52,565
1,700	Oiles Corp.	18,817
600	Okuma Corp.	21,217
1,600	Organo Corp.	35,563
2,800	OSG Corp.	38,647
692	Palfinger AG	17,559
174	Pfeiffer Vacuum Technology AG	31,969
150	Plasson Industries, Ltd.	6,680
118	Rational AG	69,926
70	Rieter Holding AG	7,970
16,905	Rotork plc	62,749
1,800	Ryobi, Ltd.	15,675
7,878	Sandvik AB	142,318
304	Schindler Holding AG, Registered Shares	54,618
289,500	SembCorp Marine, Ltd.*	29,859
564	SFS Group AG	53,542
100	Shibaura Machine Co., Ltd.	1,970
1,200	Shima Seiki Manufacturing, Ltd.	16,721
1,900	Shinmaywa Industries, Ltd.	15,145
78,000	Singamas Container Holdings, Ltd.	7,273
2,200	Sintokogio, Ltd.	10,902
3,528	Skellerup Holdings, Ltd.	11,975
892	SKF AB	13,676
4,179	SKF AB, Class B	63,987
100	SMC Corp.	42,329
2,300	Sodick Co., Ltd.	12,416
796	Spirax-Sarco Engineering plc	102,257
891	Stabilus SE	59,961
1,600	Star Micronics Co., Ltd.	19,557
849	Sulzer AG, Registered Shares	66,308
3,700	Sumitomo Heavy Industries, Ltd.	73,821
3,900	Tadano, Ltd.	26,927
900	Takeuchi Manufacturing Co., Ltd.	19,757
1,300	Takuma Co., Ltd.	12,110
478	Technotrans SE	13,027
7,687	Techtronic Industries Co., Ltd.	85,600
2,800	THK Co., Ltd.	52,896
2,100	Tocalo Co., Ltd.	18,215
1,400	Torishima Pump Manufacturing Co., Ltd.	15,281
3,641	Trelleborg AB	84,288
1,098	Troax Group AB	19,264
1,100	Tsubaki Nakashima Co., Ltd.	8,432
1,400	Tsubakimoto Chain Co.	31,488
1,800	Tsugami Corp.	15,712
1,200	Tsukishima Kikai Co., Ltd.	8,700
600	Tsurumi Manufacturing Co., Ltd.	9,073
4,559	Valmet Corp.	123,214
616	VAT Group AG(a)	169,702
1,074	VBG Group AB, Class B	14,396
6,862	Vesuvius plc	33,391
3,392	Volvo AB, Class A	64,608
19,319	Volvo AB, Class B	349,995
229	Vossloh AG	9,582
1,416	Wacker Neuson SE	24,766

See accompanying notes to the financial statements.

23

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Machinery, continued
4,584	Wartsila Oyj Abp, Class B	$38,731
560	Washtec AG	20,706
3,157	Weir Group plc (The)	63,344
3,000	Yamabiko Corp.	24,918
54,100	Yangzijiang Shipbuilding Holdings, Ltd.	54,720
1,700	Yaskawa Electric Corp.	54,702

		7,652,708

Marine (0.7%):
22	A.P. Moeller — Maersk A/S, Class A	48,818
30	A.P. Moeller — Maersk A/S, Class B	67,394
1,600	Algoma Central Corp.	21,533
3,578	American Shipping Co. ASA	15,961
556	Clarkson plc	21,668
1,333	D/S Norden A/S	79,986
1,307	DFDS A/S	48,374
3,255	Golden Ocean Group, Ltd.	28,605
331	Hapag-Lloyd AG(a)	62,914
3,300	Iino Kaiun Kaisha, Ltd.	23,152
5,897	Irish Continental Group	26,980
2,300	Japan Transcity Corp.	8,888
1,800	Kawasaki Kisen Kaisha, Ltd.	38,216
725	Kuehne + Nagel International AG	168,524
3,600	Mitsui O.S.K. Lines, Ltd.	90,231
7,091	MPC Container Ships As	11,731
10,800	Nippon Yusen KK	255,895
600	NS United Kaiun Kaisha, Ltd.	17,713
215,000	Pacific Basin Shipping, Ltd.	72,739
41,000	SITC International Holdings Co., Ltd.	90,506
1,067	Stolt-Nielsen, Ltd.	29,393
1,677	Wallenius Wilhelmsen ASA	16,641

		1,245,862

Media (1.3%):
734	4imprint Group plc	37,692
3,715	Aimia, Inc.*	10,126
996	Alma Media Oyj	9,992
65	APG SGA SA	11,315
14,475	Arnoldo Mondadori Editore SpA	28,007
6,847	Ascential plc*	16,693
4,886	Atresmedia Corp. de Medios de Comuicacion SA	16,748
1,951	Bloomsbury Publishing plc	10,586
701	Cogeco Communications, Inc.	39,762
400	Cogeco, Inc.	18,783
5,394	Corus Entertainment, Inc.	8,606
5,200	Cyberagent, Inc.	46,259
2,600	Dentsu Group, Inc.	82,094
5,775	Eutelsat Communications SA	43,116
2,800	Fuji Media Holdings, Inc.	22,912
598	Future plc	9,168
5,300	Hakuhodo DY Holdings, Inc.	53,689
8,376	HT&E, Ltd.	5,505
8,773	Hyve Group plc*	7,786
12,288	Informa plc	92,107
2,000	Intage Holdings, Inc.	20,800
1,711	Ipsos	107,093
94,559	ITV plc	86,000
9,582	Ive Group, Ltd.	15,326
1,820	JCDecaux SA*	34,608

Shares		Value
Common Stocks, continued
Media, continued
1,600	Kadokawa Corp.	$29,249
2,312	Kin And Carta plc*	5,982
1,449	Liberty Global plc, Class A*	27,430
1,664	M6 Metropole Television SA	27,310
1,300	Macromill, Inc.^	10,438
47,049	MFE-MediaForEurope NV, Class A	18,227
10,230	MFE-MediaForEurope NV, Class B	6,136
1,563	Next Fifteen Communications Group PLC	18,704
48,195	Nine Entertainment Co. Holdings, Ltd.	60,280
961	Nordic Entertainment Group AB, Class B*	18,322
8,252	NOS SGPS SA	33,395
1,307	NRJ Group	9,491
19,083	Ooh!media, Ltd.	16,676
2,872	Pearson plc, ADR	32,367
4,883	Pearson plc	55,337
68,000	PICO Far East Holdings, Ltd.	11,240
2,702	ProSiebenSat.1 Media SE	24,147
1,300	Proto Corp.	12,183
3,123	Publicis Groupe SA	198,285
3,026	Quebecor, Inc., Class B	67,503
4,571	RAI Way SpA(a)	26,497
12,118	Reach plc	13,930
1,406	RTL Group	59,285
1,116	S4 Capital plc*	2,551
3,469	Sanoma OYJ	36,468
1,693	Schibsted ASA, Class A	31,947
1,366	Schibsted ASA, Class B	24,988
14,211	SES Global, Class A	92,755
60,999	Seven West Media, Ltd.*	16,256
7,456	Shaw Communications, Inc.	214,584
6,212	Sky Network Television, Ltd.	9,068
7,900	SKY Perfect JSAT Holdings, Inc.	28,948
4,175	Societe Television Francaise 1	31,957
15,013	Southern Cross Media Group, Ltd.	10,879
1,167	Stroeer SE & Co. KGaA	54,294
1,900	TBS Holdings, Inc.	22,046
1,294	Telenet Group Holding NV	21,083
15,000	Television Broadcasts, Ltd.*	7,084
1,400	TV Asahi Holdings Corp.	14,189
500	TV Tokyo Holdings Corp.	6,995
232	TX Group AG	37,157
1,000	ValueCommerce Co., Ltd.	13,818
500	Wowow, Inc.	4,819
9,140	WPP plc	90,721
264	WPP PLC, ADR	12,978
700	Zenrin Co., Ltd.	4,383

		2,407,155

Metals & Mining (6.0%):
3,860	Acerinox SA	38,135
3,517	Agnico Eagle Mines, Ltd.	182,786
1,039	Agnico Eagle Mines, Ltd.	54,018
400	Aichi Steel Corp.	6,582
11,590	Alamos Gold, Inc., Class A	117,201
2,048	Alleima AB*	7,565
4,473	Allkem, Ltd.*	33,973
25,386	Alumina, Ltd.	26,102
723	Amg Advanced Metallurgical Group N.V.	26,457

See accompanying notes to the financial statements.

24

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Metals & Mining, continued
15,278	Anglo American plc	$597,436
2,622	Antofagasta plc	48,667
1,842	Aperam SA	58,287
4,677	ArcelorMittal SA	122,267
2,977	ArcelorMittal SA, NYS	78,057
12,400	Argonaut Gold, Inc.*	4,763
2,200	Asahi Holdings, Inc.	32,004
16,100	Ascot Resources, Ltd.*	6,184
85,942	Aurelia Metals, Ltd.*^	7,115
1,297	Aurubis AG	105,998
25,622	AVZ Minerals, Ltd.*	5,373
38,815	B2Gold Corp.	137,908
9,585	Barrick Gold Corp.	164,328
1,629	Bekaert NV	63,173
28,371	BHP Group, Ltd.	878,205
7,437	BHP Group, Ltd., ADR	461,466
13,140	BlueScope Steel, Ltd.	149,742
3,842	Boliden AB	144,556
4,719	Capricorn Metals, Ltd.*	14,380
10,300	Capstone Copper Corp.*	37,585
44,401	Centamin plc	60,634
8,200	Centerra Gold, Inc.	42,460
4,374	Central Asia Metals plc	13,118
6,803	Champion Iron, Ltd.	33,536
16,254	China Gold International Resources Corp., Ltd.	46,944
1,300	Daido Steel Co., Ltd.	42,359
1,400	Daiki Aluminium Industry Co., Ltd.	13,196
11,513	Deterra Royalties, Ltd.	35,742
1,900	DOWA Mining Co.	59,580
7,500	Dundee Precious Metals, Inc.	36,065
4,662	Eldorado Gold Corp.*	38,879
4,893	Endeavour Mining plc	104,742
1,907	Equinox Gold Corp.*	6,240
278	Eramet	24,894
2,899	Ero Copper Corp.*	39,915
31,853	Evolution Mining, Ltd.	63,660
7,778	EVRAZ plc(b)	9
15,230	Ferrexpo plc	28,948
2,800	First Majestic Silver Corp.	23,330
8,762	First Quantum Minerals, Ltd.	183,097
14,945	Fortescue Metals Group, Ltd.	208,306
401	Franco-Nevada Corp.	54,670
1,176	Fresnillo plc	12,763
8,215	Galiano Gold, Inc.*	4,369
125,097	Glencore plc	836,317
1,100	Godo Steel, Ltd.	17,830
20,380	Gold Road Resources, Ltd.	23,112
3,589	Granges AB	29,307
2,043	Hill & Smith Holdings plc	28,971
9,715	Hochschild Mining plc	8,230
8,995	Hudbay Minerals, Inc.	45,447
15,631	IAMGOLD Corp.*	40,065
4,682	IGO, Ltd.	42,542
10,885	Iluka Resources, Ltd.	70,099
14,498	Imdex, Ltd.	21,790
3,605	Ivanhoe Mines, Ltd., Class A*	28,493
12,600	JFE Holdings, Inc.	146,323
50,009	Jupiter Mines, Ltd.	7,472

Shares		Value
Common Stocks, continued
Metals & Mining, continued
2,436	K92 Mining, Inc.	$13,801
29,633	Kinross Gold Corp.	120,826
10,600	Kobe Steel, Ltd.	51,762
1,800	Kyoei Steel, Ltd.	17,064
1,500	Labrador Iron Ore Royalty Corp.	37,206
14,207	Lucara Diamond Corp.*	5,247
2,700	Lundin Gold, Inc.	26,386
19,726	Lundin Mining Corp.	121,084
10,575	Lynas Rare Earths, Ltd.*	56,076
48,387	Macmahon Holdings, Ltd.	4,777
1,600	Major Drilling Group International, Inc.*	12,433
1,400	Maruichi Steel Tube, Ltd.	28,579
176,000	Midas Holdings, Ltd.*	—
2,374	Mineral Resources, Ltd.	124,853
3,300	Mitsubishi Materials Corp.	51,960
500	Mitsubishi Steel Manufacturing Co., Ltd.	3,775
2,500	Mitsui Mining & Smelting Co., Ltd.	58,615
27,183	Mount Gibson Iron, Ltd.*	8,968
2,200	Neturen Co., Ltd.	10,938
27,410	New Gold, Inc.*	26,928
11,300	Newcrest Mining, Ltd.	157,510
1,924	Newcrest Mining, Ltd.	26,744
19,275	Nickel Industries, Ltd.	12,703
6,200	Nippon Denko Co., Ltd.	16,574
2,700	Nippon Light Metal Holdings Co.	30,863
10,595	Nippon Steel Corp.	184,497
930	Nippon Yakin Kogyo Co., Ltd.	29,217
400	Nittetsu Mining Co., Ltd.	9,650
13,201	Norsk Hydro ASA	98,992
14,937	Northern Star Resources, Ltd.	109,354
28,628	OceanaGold Corp.*	54,558
21,175	OM Holdings, Ltd.	10,220
500	Osaka Steel Co., Ltd.	4,430
3,292	Osisko Gold Royalties, Ltd.	39,685
3,354	Osisko Mining, Inc.*	8,671
10,428	Outokumpu OYJ	52,726
10,015	OZ Minerals, Ltd.	187,348
900	Pacific Metals Co., Ltd.	12,892
5,017	Pan American Silver Corp.	81,900
33,353	Perenti Global, Ltd.*	29,723
55,326	Perseus Mining, Ltd.	77,631
18,665	Pilbara Minerals, Ltd.*	47,552
24,245	Ramelius Resources, Ltd.	15,135
26,859	Regis Resources, Ltd.	37,176
95,529	Resolute Mining, Ltd.*	12,648
1,698	Rio Tinto plc	119,117
9,664	Rio Tinto plc, Registered Shares, ADR	688,077
4,717	Rio Tinto, Ltd.	371,665
6,000	Sabina Gold & Silver Corp.*	5,894
1,335	Salzgitter AG	40,743
18,215	Sandfire Resources, Ltd.	66,779
4,142	Sandstorm Gold, Ltd.	21,784
21,718	Schmolz + Bickenbach AG*	4,869
1,200	Seabridge Gold, Inc.*	15,069
7,176	Sierra Rutile Holdings, Ltd.*	1,094
32,896	Silver Lake Resources, Ltd.*	26,139
5,690	Sims, Ltd.	50,616
59,783	South32, Ltd.	161,792

See accompanying notes to the financial statements.

25

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Metals & Mining, continued
6,151	SSAB AB, Class A	$33,524
12,955	SSAB AB, Class B	67,607
7,749	SSR Mining, Inc.	121,289
30,000	St. Barbara, Ltd.*	15,571
700	Stelco Holdings, Inc.	22,901
4,366	Straits Trading Co., Ltd.	7,575
5,700	Sumitomo Metal & Mining Co., Ltd.	202,808
13,627	Syrah Resources, Ltd.*	18,723
5,674	Taseko Mines, Ltd.*	8,298
11,838	Teck Cominco, Ltd., Class B	447,445
12,945	ThyssenKrupp AG*	78,980
900	Toho Titanium Co., Ltd.	19,127
700	Toho Zinc Co., Ltd.	10,874
300	Tokyo Rope Manufacturing Co. Ltd.	1,931
2,300	Tokyo Steel Manufacturing Co., Ltd.	20,775
4,685	Torex Gold Resources, Inc.*	53,813
969	Trevali Mining Corp.*	110
1,500	UACJ Corp.	24,995
3,908	Voestalpine AG	103,140
4,200	Wesdome Gold Mines, Ltd.*	23,206
13,685	West African Resources, Ltd.*	10,922
14,470	Westgold Resources, Ltd.*	8,504
1,410	Wheaton Precious Metals Corp.	55,096
31,047	Yamana Gold, Inc.	172,458
1,000	Yamato Kogyo Co., Ltd.	34,017
800	Yodogawa Steel Works, Ltd.	15,322

		11,416,093

Multiline Retail (0.6%):
16,302	B&M European Value Retail SA	81,209
1,259	Canadian Tire Corp., Class A	131,591
2,297	Dollarama, Inc.	134,362
6,286	Europris ASA(a)	44,174
3,300	H2O Retailing Corp.	32,318
15,674	Harvey Norman Holdings, Ltd.	44,024
4,600	Isetan Mitsukoshi Holdings, Ltd.	50,179
1,000	Izumi Co., Ltd.	22,609
6,000	J. Front Retailing Co., Ltd.	54,738
30,000	Metro Holdings, Ltd.	14,215
47,139	Myer Holdings, Ltd.	21,800
1,643	Next plc	115,660
5,300	Pan Pacific International Holdings Corp.	98,402
6,500	Ryohin Keikaku Co., Ltd.	76,699
1,000	Seria Co., Ltd.	21,858
3,000	Takashimaya Co., Ltd.	42,068
2,195	Tokmanni Group Corp.	26,582
3,646	Warehouse Group, Ltd. (The)	6,015
5,589	Wesfarmers, Ltd.	174,482
4,000	Wing On Company International, Ltd.	7,226

		1,200,211

Multi-Utilities (1.0%):
2,232	Acea SpA	30,922
5,356	AGL Energy, Ltd.	29,401
7,086	Algonquin Power & Utilities Corp.	46,165
1,505	Atco, Ltd.	47,113
1,466	Canadian Utilities, Ltd., Class A	39,687
239,191	Centrica plc	278,487
48,216	E.ON SE	481,148

Shares		Value
Common Stocks, continued
Multi-Utilities, continued
22,086	Engie Group	$316,316
23,363	Hera SpA	63,156
11,786	Iren SpA	18,577
33,157	ITL AEM SpA	44,307
84,623	Keppel Infrastructure Trust	34,076
2,361	National Grid plc, ADR	142,415
11,914	Ren — Redes Energeticas Nacion	32,180
2,755	RWE AG	122,489
24,600	SembCorp Industries, Ltd.	61,948
2,310	Telecom Plus plc	61,310
6,489	Vector, Ltd.	16,923
5,040	Veolia Environnement SA	129,462

		1,996,082

Oil, Gas & Consumable Fuels (7.4%):
7,481	Advantage Energy, Ltd.*	52,330
18,755	Africa Oil Corp.	34,495
3,154	Aker BP ASA	98,436
5,066	Ampol, Ltd.	97,221
7,200	Anglo Pacific Group plc	13,113
10,658	ARC Resources, Ltd.	143,676
18,809	Athabasca Oil Corp.*	33,483
2,064	Baytex Energy Corp.*	9,309
2,249	Baytex Energy Corp.*	10,100
51,245	Beach Energy, Ltd.	55,781
10,541	Birchcliff Energy, Ltd.	73,424
31,108	BP plc, ADR	1,086,602
10,317	BP plc	59,983
173,000	Brightoil Petroleum Holdings, Ltd.*	—
696	BW Energy, Ltd.*	1,789
2,656	BW LPG, Ltd.(a)	20,631
22,053	Cairn Energy plc*	69,866
789	Cameco Corp.	17,886
1,022	Cameco Corp.	23,169
7,637	Canacol Energy, Ltd.	11,057
9,654	Canadian Natural Resources, Ltd.	536,087
3,012	Cardinal Energy, Ltd.	16,953
14,953	Cenovus Energy, Inc.	290,158
2,956	Cenovus Energy, Inc.	57,376
13,100	China Aviation Oil Singapore Corp., Ltd.	8,711
64,430	Cooper Energy, Ltd.*	8,116
2,400	Cosmo Energy Holdings Co., Ltd.	63,483
8,781	Crescent Point Energy	62,784
7,561	Crescent Point Energy Corp.	53,951
8,223	Crew Energy, Inc.*	34,197
854	CropEnergies AG	11,888
252	Delek Group, Ltd.*	27,909
20,320	DNO ASA	24,638
6,087	Enbridge, Inc.	237,941
79,400	ENEOS Holdings, Inc.	270,389
1,394	Energean PLC	22,074
7,800	Enerplus Corp.	137,701
33,738	ENI SpA	481,853
120,434	EnQuest plc*	31,263
7,441	Equinor ASA	267,229
1,081	Equital, Ltd.*	32,249
1,390	Etablissements Maurel et Prom SA	5,990
3,835	Euronav NV	64,609

See accompanying notes to the financial statements.

26

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
1,579	Exmar NV	$13,376
762	FLEX LNG, Ltd.	25,086
3,700	Freehold Royalties, Ltd.	43,264
1,400	Frontera Energy Corp.*	12,689
2,211	Frontline, Ltd.	26,554
3,100	Fuji Oil Co., Ltd.	6,070
13,793	Galp Energia SGPS SA	186,613
891	Gaztransport et Technigaz SA	95,178
6,249	Genel Energy plc	9,411
4,350	Gibson Energy, Inc.	75,959
22,100	Golden Energy Resources, Ltd.*	12,918
19,607	Gran Tierra Energy, Inc.*	19,552
14,984	Gulf Keystone Petroleum, Ltd.	36,401
5,643	Harbour Energy plc	20,824
2,000	Headwater Exploration, Inc.	8,746
6,000	Idemitsu Kosan Co., Ltd.	140,428
2,174	Imperial Oil, Ltd.	105,906
14,400	INPEX Corp.	153,680
2,244	International Petroleum Corp.*	25,526
2,823	International Petroleum Corp. / Sweden*	31,784
3,600	Itochu Enex Co., Ltd.	28,625
1,500	Iwatani Corp.	65,546
1,000	Japan Petroleum Exploration Co., Ltd.	29,369
24,713	Karoon Energy, Ltd.*	36,795
7,300	Kelt Exploration, Ltd.*	27,015
4,401	Keyera Corp.	96,193
1,732	Koninklijke Vopak NV	51,525
10,707	MEG Energy Corp.*	149,082
1,700	Mitsuuroko Holdings Co., Ltd.	14,635
1,502	Naphtha Israel Petroleum Corp.*	6,915
1,723	Neste Oyj	79,571
14,065	New Hope Corp., Ltd.	60,691
7,392	New Zealand Refining Co., Ltd. (The)*	6,699
64,000	NewOcean Energy Holdings, Ltd.*	120
21,200	Nippon Coke & Engineering Co., Ltd.	13,730
575	Norwegian Energy Co. ASA*	23,139
7,654	Nuvista Energy, Ltd.*	70,558
104,047	Oil Refineries, Ltd.	36,483
3,195	OMV AG	164,954
41,785	Paladin Energy, Ltd.*	19,272
5,770	Panoro Energy ASA	16,629
1,307	Paramount Resouces, Ltd., Class A	27,650
4,173	Parex Resources, Inc.	62,111
5,000	Parkland Corp.	109,728
300	Paz Oil Co., Ltd.*	37,418
1,584	Pembina Pipeline Corp.	53,777
601	Pembina Pipeline Corp.	20,403
6,660	Peyto Exploration & Development Corp.	68,233
12,892	Pharos Energy plc*	3,616
7,163	Pipestone Energy Corp.*	15,873
5,032	Prairiesky Royalty, Ltd.	80,658
31,937	Repsol SA	509,045
1,600	Sala Corp.	8,863
3,100	San-Ai Oil Co., Ltd.	29,212
38,054	Santos, Ltd.	186,555
23,460	Saras SpA*	28,917
8,575	Serica Energy plc	29,403
40,338	Shell PLC, ADR	2,297,249

Shares		Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
400	Sinanen Holdings Co., Ltd.	$11,787
15,527	Stobart Group, Ltd.*	956
9,472	Suncor Energy, Inc.	300,547
9,878	Suncor Energy, Inc.	313,385
16,600	Tamarack Valley Energy, Ltd.	54,688
1,103	TC Energy Corp.	43,980
1,817	TC Energy Corp.	72,426
13,400	Tidewater Midstream and Infrastructure, Ltd.	9,997
1,559	Torm PLC	44,489
31,387	TotalEnergies SE^	1,958,746
5,238	Tourmaline Oil Corp.	264,337
64,721	Tullow Oil plc*	28,883
542	Verbio Vereinigte Bioenergie AG	35,155
5,883	Vermilion Energy, Inc.	104,163
24,351	Viva Energy Group, Ltd.(a)	45,214
17,452	Whitecap Resources, Inc.	138,451
22,746	Whitehaven Coal, Ltd.	145,798
17,225	Woodside Energy Group, Ltd.	416,668

		14,265,792

Paper & Forest Products (0.7%):
2,718	Altri SGPS SA	14,548
2,729	Canfor Corp.*	42,957
600	Daiken Corp.	9,513
3,000	Daio Paper Corp.	23,130
8,317	Ence Energia y Celulosa S.A	24,972
301	Hadera Paper, Ltd.	29,571
6,700	Hokuetsu Corp.	38,809
780	Holmen AB, B Shares	31,048
2,627	Interfor Corp.*	40,750
5,272	Metsa Board OYJ	49,420
6,263	Mondi plc	106,345
11,089	Navigator Co. SA (The)	40,973
4,800	Nippon Paper Industries Co., Ltd.	35,659
1,828	Norske Skog ASA*(a)	12,572
23,300	Oji Holdings Corp.	94,267
1,998	Stella-Jones, Inc.	71,608
6,977	Stora Enso Oyj, Class R	98,554
2,882	Svenska Cellulosa AB SCA, Class B	36,461
600	Tokushu Tokai Paper Co., Ltd.	12,879
7,592	UPM-Kymmene Oyj	284,553
2,154	West Fraser Timber Co., Ltd.	155,560
24,618	Western Forest Products, Inc.	21,094

		1,275,243

Personal Products (0.8%):
306	Beiersdorf AG	35,109
3,201	Best World International, Ltd.*	4,255
307	Blackmores, Ltd.	15,041
800	Fancl Corp.	16,355
6,497	Haleon PLC*	25,982
5,222	Haleon PLC, ADR*	41,776
372	Interparfums SA	22,194
1,514	Jamieson Wellness, Inc.(a)	39,242
3,900	Kao Corp.	156,143
300	Kobayashi Pharmaceutical Co., Ltd.	20,640
200	Kose Corp.	21,731
10,500	L’occitane International SA	32,705
724	L’Oreal SA	259,693

See accompanying notes to the financial statements.

27

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Personal Products, continued
1,600	Mandom Corp.	$17,844
400	Milbon Co., Ltd.	17,276
600	Noevir Holdings Co., Ltd.	26,467
2,645	Ontex Group NV*	17,660
1,200	Pola Orbis Holdings, Inc.	16,980
3,200	Rohto Pharmaceutical Co., Ltd.	56,767
1,200	Shiseido Co., Ltd.	59,146
1,324	Unilever plc	66,780
11,923	Unilever plc, ADR	600,323
1,300	Ya-Man, Ltd.	14,249

		1,584,358

Pharmaceuticals (4.1%):
3,440	Alk Abello A/S*	47,727
15,687	Alliance Pharma plc	10,044
1,963	Almirall SA	18,992
2,600	Astellas Pharma, Inc.	39,451
5,086	AstraZeneca plc, ADR	344,831
491	Aurora Cannabis, Inc.*	453
1,200	Bausch Health Cos., Inc.*	7,534
1,145	Bausch Health Cos., Inc.*	7,191
10,978	Bayer AG, Registered Shares	566,741
900	Canopy Growth Corp.*	2,087
3,200	Chugai Pharmaceutical Co., Ltd.	81,325
900	Daiichi Sankyo Co., Ltd.	28,847
300	Daito Pharmaceutical Co., Ltd.	5,705
1,021	Dechra Pharmaceuticals plc	32,335
324	Dermapharm Holding SE	13,000
500	Eisai Co., Ltd.	32,754
192	Euroapi Sasu*	2,845
11,707	Faes Farma SA	43,952
700	Fuji Pharma Co., Ltd.	5,446
500	Fuso Pharmaceutical Industries. Ltd.	7,584
1,668	Galenica AG(a)	136,257
10,023	GSK PLC, ADR	352,208
5,197	GSK PLC	90,356
6,920	H Lundbeck A/S*	25,931
3,600	Haw Par Corp., Ltd.	25,750
4,157	Hikma Pharmaceuticals plc	78,043
800	Hisamitsu Pharmaceutical Co., Inc.	23,729
5,240	Indivior PLC*	117,195
943	Ipsen SA	101,611
2,400	JCR Pharmaceuticals Co., Ltd.	30,731
1,000	Kaken Pharmaceutical Co., Ltd.	29,419
1,000	Kissei Pharmaceutical Co., Ltd.	19,634
900	Kyowa Kirin Co., Ltd.	20,707
166	Laboratorios Farmaceuticos Rovi SA	6,400
98,378	Mayne Pharma Group, Ltd.*	13,312
743	Merck KGaA	143,869
400	Mochida Pharmaceutical Co., Ltd.	10,574
900	Nippon Shinyaku Co., Ltd.	51,286
9,750	Novartis AG, Registered Shares	883,407
11,360	Novo Nordisk A/S, Class B	1,538,409
1,400	Ono Pharmaceutical Co., Ltd.	32,755
3,447	Orion Oyj, Class B	188,914
658	Orion OYJ	36,071
1,300	Otsuka Holdings Co., Ltd.	42,329
1,315	Recordati SpA	54,653

Shares		Value
Common Stocks, continued
Pharmaceuticals, continued
4,498	Roche Holding AG	$1,413,932
163	Roche Holding AG	63,191
4,192	Sanofi	405,563
2,200	Santen Pharmaceutical Co., Ltd.	18,002
800	Sawai Group Holdings Co., Ltd.	24,955
1,300	Seikagaku Corp.	8,828
500	Shionogi & Co., Ltd.	24,878
2,832	SNDL, Inc.*	5,919
3,200	Sumitomo Dainippon Pharma Co., Ltd.	24,354
800	Taisho Pharmaceutical Holdings Co., Ltd.	35,316
5,700	Takeda Pharmacuetical Co., Ltd.	178,061
3,088	Teva Pharmaceutical Industries, Ltd., ADR*	28,163
800	Torii Pharmaceutical Co., Ltd.	17,723
1,200	Towa Pharmaceutical Co., Ltd.	19,483
1,400	Tsumura & Co.	30,911
861	UCB SA	67,807
26,000	United Laboratories International Holdings, Ltd.	16,232
65	Vetoquinol SA	6,105
105	Virbac SA	25,737

		7,767,554

Professional Services (1.7%):
3,499	Adecco Group AG	115,094
1,864	AFRY AB	30,644
6,654	ALS, Ltd.	55,325
770	Altech Corp.	12,307
111	Amadeus Fire AG	13,732
1,825	Applus Services SA	12,575
1,300	Baycurrent Consulting, Inc.	40,656
1,100	Benefit One, Inc.	16,134
372	Bertrandt AG	15,888
4,743	Bureau Veritas SA	124,810
180	Danel Adir Yeoshua, Ltd.	14,099
1,445	DKSH Holding, Ltd.	109,897
900	en Japan, Inc.	16,440
5,360	Experian plc	182,435
1,200	FULLCAST Holdings Co., Ltd.	25,813
900	Funai Soken Holdings, Inc.	18,621
175	Groupe Crit	11,426
22,373	Hays plc	31,311
2,075	Intertek Group plc	101,255
4,646	IPH, Ltd.	27,350
300	IR Japan Holdings, Ltd.	4,096
1,000	Jac Recruitment Co., Ltd.	18,364
1,000	Management Solutions Co., Ltd.	25,284
3,994	McMillan Shakespeare, Ltd.	36,545
1,500	Meitec Corp.	27,090
2,400	Nihon M&A Center, Inc.	29,774
3,000	Outsourcing, Inc.	21,661
8,516	Pagegroup plc	47,524
1,400	Pasona Group, Inc.	19,832
2,100	Persol Holdings Co., Ltd.	44,604
3,572	Randstad NV	218,100
7,800	Recruit Holdings Co., Ltd.	248,108
5,236	RELX plc, ADR	145,142
7,938	RELX plc	219,882
2,833	Ricardo plc	16,488
3,902	Robert Walters plc	25,388

See accompanying notes to the financial statements.

28

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Professional Services, continued
2,331	RWS Holdings plc	$10,597
77	SGS SA, Registered Shares	178,328
1,500	SMS Co., Ltd.	38,326
3,200	S-Pool, Inc.	20,827
1,621	Stantec, Inc.	77,711
600	Stantec, Inc.	28,755
7,669	SThree plc	37,360
1,633	Talenom Oyj	15,909
1,100	Tanseisha Co., Ltd.	5,992
2,100	Technopro Holdings, Inc.	55,528
687	Teleperformance	163,912
304	Thomson Reuters Corp.	34,677
1,065	Tinexta SpA	26,065
1,100	UT Group Co., Ltd.	18,932
300	Visional, Inc.*	19,923
3,630	Wolters Kluwer NV	379,132

		3,235,668

Real Estate Management & Development (2.3%):
697	Aedas Homes SA(a)	10,292
1,700	AEON Mall Co., Ltd.	21,962
206	AFI Properties, Ltd.*	6,082
1,001	Airport City, Ltd.*	16,036
2,300	Airport Facilities Co., Ltd.	9,068
372	Allreal Holding AG	60,604
1,972	Alony Hetz Properties & Invest	20,107
492	Alrov Properties And Lodgings, Ltd.	25,604
700	Altus Group, Ltd.	27,942
2,393	Amot Investments, Ltd.	14,075
2,116	Annehem Fastigheter AB*	4,015
11,406	Aroundtown SA	26,623
46,000	Asia Standard International Group, Ltd.*	3,996
1,255	Aspen Group Holdings, Ltd.*	40
1,281	Atrium Ljungberg AB, Class B	21,043
233	Azrieli Group	15,502
210	Big Shopping Centers, Ltd.*	21,533
522	BlackRock Debt Strategies Fund, Inc.	5,788
116	Blue Square Real Estate, Ltd.	6,856
59	Brack Capital Properties NV*	6,148
3,700	Bukit Sembawang Estates, Ltd.	12,664
695	CA Immobilien Anlagen AG	21,034
11,000	Capitaland Investment, Ltd.	30,427
1,420	Castellum AB^	17,143
626	Catena AB	23,337
2,946	Cedar Woods Properties, Ltd.	8,659
18,000	Chinese Estates Holdings, Ltd.*	5,813
52,000	Chuang’s Consortium International, Ltd.	4,724
851	Cibus Nordic Real Estate AB	11,728
7,300	City Developments, Ltd.	44,712
1,684	Citycon OYJ	11,283
12,675	CK Asset Holdings, Ltd.	78,042
3,571	CLS Holdings plc	6,877
127	Colliers International Group	11,689
300	Colliers International Group, Inc.	27,562
12,641	Corem Property Group AB, Class B	10,221
340,000	CSI Properties, Ltd.	5,532
1,000	Daito Trust Construction Co., Ltd.	102,791
8,200	Daiwa House Industry Co., Ltd.	188,185

Shares		Value
Common Stocks, continued
Real Estate Management & Development, continued
712	Deutsche Wohnen SE	$15,163
1,139	Dic Asset AG	9,279
2,651	Dios Fastigheter AB	19,244
4,200	DoubleLine Yield Opportunities Fund	11,771
1,450	DREAM Unlimited Corp.	27,237
34,000	Emperor International Holdings	2,883
7,600	ESR Cayman, Ltd.(a)	15,953
2,062	Fabege AB	17,608
82,189	Far East Consortium International, Ltd.	19,627
3,102	Fastighets AB Balder, B Shares*	14,524
862	FastPartner AB, Class A	5,894
28,100	First Trust High Income Long/Short Fund	23,729
696	FirstService Corp.	85,295
11,092	Foxtons Group plc	3,981
16,000	Frasers Property, Ltd.	11,106
2,231	Gav-Yam Lands Corp., Ltd.	17,415
1,100	Goldcrest Co., Ltd.	14,087
17,039	Grainger plc	51,733
1,873	Grand City Properties SA	18,430
10,516	Great Eagle Holdings, Ltd.	23,122
17,100	GuocoLand, Ltd.	20,695
28,000	Hang Lung Group, Ltd.	51,448
34,984	Hang Lung Properties, Ltd.	67,928
1,200	Heiwa Real Estate Co., Ltd.	33,273
5,154	Helical plc	20,789
17,706	Henderson Land Development Co., Ltd.	61,826
37,840	HKR International, Ltd.	11,817
9,400	Ho Bee Land, Ltd.	17,013
18,500	Hong Fok Corp., Ltd.	13,134
13,000	Hongkong Land Holdings, Ltd.	59,620
2,049	Hufvudstaden AB	29,205
6,800	Hulic Co., Ltd.	53,525
11,000	Hysan Development Co., Ltd.	35,488
151	IES Holdings, Ltd.	10,245
242	Immobel SA	11,654
218	Ina Invest Holding AG*	4,644
700	Information Services Corp.	12,497
1,253	Instone Real Estate Group AG(a)	10,819
29	Intershop Holdings AG	18,931
2,000	Invesque, Inc.*	1,600
164	Investis Holding SA	17,999
1,643	Israel Canada T.R, Ltd.	3,580
29,717	IWG plc*	59,595
25,000	K Wah International Holdings Ltd.	8,681
1,500	Katitas Co., Ltd.	34,504
22,225	Kerry Properties, Ltd.	48,415
2,347	K-fast Holding AB*	5,298
1,455	Kojamo Oyj	21,554
26,000	Kowloon Development Co., Ltd.	24,556
17,100	Lai Sun Development Co., Ltd.*	3,646
112,800	Landing International Development, Ltd.*	3,614
44,500	Langham Hospitality Investment	6,329
1,262	LEG Immobilien SE	82,228
7,615	Lend Lease Group	40,587
883	Lifestyle Communities, Ltd.	11,446
8,000	Liu Chong Hing Investment, Ltd.	7,383
4,644	LSL Property Services plc	14,046

See accompanying notes to the financial statements.

29

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Real Estate Management & Development, continued
276	Mega Or Holdings, Ltd.	$7,626
463	Melisron, Ltd.	33,178
59,000	Mingfa Group International Co., Ltd.*	3,024
3,100	Mirainovate Co., Ltd.	5,165
4,800	Mitsubishi Estate Co., Ltd.	62,125
4,100	Mitsui Fudosan Co., Ltd.	74,914
9,306	Mivne Real Estate KD, Ltd.	29,687
280	Mobimo Holding AG, Registered Shares	71,273
100	Morguard Corp.	8,307
706	Neobo Fastigheter AB*	1,323
28,087	New World Development Co., Ltd.	79,187
1,539	Nexity SA	42,889
800	Nippon Commercial Development Co., Ltd.	11,254
1,700	Nisshin Group Holdings Co., Ltd.	5,545
2,200	Nomura Real Estate Holdings, Inc.	47,040
522	NP3 Fastigheter AB	9,965
3,463	Nyfosa AB	26,858
17,900	Oue, Ltd.	16,710
54,608	Oxley Holdings, Ltd.	5,914
25,655	Pacific Century Premium Developments, Ltd.*	1,231
2,592	PEXA Group, Ltd.*	20,846
1,195	Platzer Fastigheter Holding AB, Class B	9,432
222	Prashkovsky Investments And Construction, Ltd.	5,118
779	PSP Swiss Property AG	91,633
125	Raysum Co., Ltd.	1,243
3,244	Real Matters, Inc.*	10,016
2,300	Relo Group, Inc.	37,212
914	Sagax AB, Class B	20,828
7,058	Samhallsbyggnadsbolaget i Norden AB	11,853
1,200	SAMTY Co., Ltd.	19,424
4,490	Savills plc	44,842
1,875	Selvaag Bolig ASA	6,145
70,000	Shun Tak Holdings, Ltd.*	15,070
795	Shurgard Self Storage SA	36,538
100,800	Sinarmas Land, Ltd.	13,549
46,317	Sino Land Co., Ltd.	57,691
11,926	Sirius Real Estate, Ltd.	10,624
5,000	Soundwill Holdings, Ltd.	4,379
200	SRE Holdings Corp.*	4,938
1,800	Starts Corp., Inc.	35,500
2,500	Sumitomo Realty & Development Co., Ltd.	58,874
1,493	Summit Real Estate Holdings, Ltd.	18,879
1,800	Sun Frontier Fudousan Co., Ltd.	15,004
5,921	Sun Hung Kai Properties, Ltd.	81,031
6,646	Swire Pacific, Ltd., Class A	58,292
17,500	Swire Pacific, Ltd., Class B	23,799
8,600	Swire Properties, Ltd.	21,758
2,374	Swiss Prime Site AG	206,193
3,096	TAG Immobilien AG	20,042
21,000	TAI Cheung Holdings, Ltd.	11,822
2,900	Toc Co., Ltd.	14,807
6,400	Tokyo Tatemono Co., Ltd.	77,487
17,000	Tokyu Fudosan Holdings Corp.	80,700
2,400	Tosei Corp.	24,785
4,220	Tricon Residential, Inc.	32,543
213	UBM Development AG	5,191
7,900	UOL Group, Ltd.	39,682
241	VGP NV	20,148

Shares		Value
Common Stocks, continued
Real Estate Management & Development, continued
4,424	Vonovia SE	$104,247
3,836	Wallenstam AB	16,221
6	Warteck Invest AG	14,725
6,203	Watkin Jones plc	7,525
9,829	Wharf Real Estate Investment Co., Ltd.	57,308
4,068	Wihlborgs Fastigheter AB	30,781
20,700	Wing Tai Holdings, Ltd.	23,177
16,000	Wing Tai Properties, Ltd.	7,175
148	YH Dimri Construction & Development, Ltd.	9,215
17	Zug Estates Holding AG	32,554

		4,407,493

Road & Rail (1.2%):
52,525	Aurizon Holdings, Ltd.	132,453
2,571	Canadian National Railway Co.	305,640
1,007	Canadian Pacific Railway, Ltd.	75,112
600	Central Japan Railway Co.	73,825
1,200	Chilled & Frozen Logistics Holdings Co., Ltd.	11,107
41,300	ComfortDelGro Corp., Ltd.	37,862
1,240	DSV A/S	196,706
1,300	East Japan Railway Co.	74,185
16,195	FirstGroup plc	19,817
1,200	Fukuyama Transporting Co., Ltd.	27,727
1,000	Hamakyorex Co., Ltd.	23,753
2,400	Hankyu Hanshin Holdings, Inc.	71,362
1,100	Ichinen Holdings Co., Ltd.	10,435
206	Jungfraubahn Holding AG, Registered Shares*	27,617
2,500	Keikyu Corp.	26,401
700	Keio Corp.	25,741
1,200	Keisei Electric Railway Co., Ltd.	34,331
1,500	Kintetsu Group Holdings Co., Ltd.	49,727
1,000	Kyushu Railway Co.	22,221
400	Maruzen Showa Unyu Co., Ltd.	9,249
7,711	MTR Corp., Ltd.	40,858
4,500	Mullen Group, Ltd.	48,364
2,300	Nagoya Railroad Co., Ltd.	38,007
1,600	Nankai Electric Railway Co., Ltd.	34,686
13,705	National Express Group plc*	21,553
2,200	Nikkon Holdings Co., Ltd.	39,002
1,800	Nippon Express Holdings Co., Ltd.	102,665
1,300	Nishi-Nippon Railroad Co., Ltd.	24,370
147	NTG Nordic Transport Group A/S*	5,065
2,000	Odakyu Electric Railway Co., Ltd.	26,072
11,036	Redde Northgate plc	54,881
500	Sakai Moving Service Co., Ltd.	16,476
1,600	Sankyu, Inc.	58,271
4,500	Seino Holdings Co., Ltd.	39,862
3,900	Senko Group Holdings Co., Ltd.	28,674
483	Sixt SE	28,171
368	Sixt SE	33,847
1,000	Sotetsu Holdings, Inc.	16,860
278	Stef S.A.	26,954
1,298	TFI International, Inc.	130,020
1,500	Tobu Railway Co., Ltd.	35,126
3,400	Tokyu Corp.	42,829
300	Tonami Holdings Co., Ltd.	8,341
3,913	Tourism Holdings, Ltd.*	8,567
400	Trancom Co., Ltd.	22,499

See accompanying notes to the financial statements.

30

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Road & Rail, continued
15,330	Transport International Holdings, Ltd.	$22,350
1,600	West Japan Railway Co.	69,846

		2,279,487

Semiconductors & Semiconductor Equipment (1.9%):
1,200	Advantest Corp.	77,484
9,500	Aem Holdings, Ltd.	24,299
7,502	ams AG*	55,221
458	ASM International NV	115,931
2,411	ASML Holding NV, NYS	1,317,370
9,019	ASMPT, Ltd.	64,302
1,796	BE Semiconductor Industries NV	109,087
300	Disco Corp.	86,254
185	Elmos Semiconductor SE	10,595
1,700	Ferrotec Holdings Corp.	36,044
6,535	Infineon Technologies AG	199,013
24,323	IQE plc*^	14,610
2,200	Japan Material Co., Ltd.	35,352
600	Lasertec Corp.	99,677
500	Megachips Corp.	9,254
879	Melexis NV	76,531
1,700	Micronics Japan Co., Ltd.	16,859
800	Mimasu Semiconductor Industry	14,082
500	Mitsui High-Tec, Inc.	23,343
1,737	Nordic Semiconductor ASA*	29,130
241	Nova Measuring Instruments, Ltd.*	19,663
1,100	Optorun Co., Ltd.	18,494
9,700	Renesas Electronics Corp.*	87,677
700	ROHM Co., Ltd.	49,961
300	Rorze Corp.	16,243
600	Sanken Electric Co., Ltd.	29,391
1,000	SCREEN Holdings Co., Ltd.	64,424
300	Shindengen Electric Manufacturing Co., Ltd.	6,844
1,100	Shinko Electric Industries Co., Ltd.	27,752
709	Siltronic AG	51,672
310	Soitec*	51,071
5,416	STMicroelectronics NV	192,511
409	SUESS MicroTec SE	6,635
6,100	SUMCO Corp.	81,634
900	Tokyo Electron, Ltd.	267,398
800	Tokyo Seimitsu Co., Ltd.	25,996
1,000	Towa Corp.	12,870
2,902	Tower Semiconductor, Ltd.*	125,366
1,200	Tri Chemical Laboratories, Inc.	18,167
144	u-blox Holding AG	17,256
1,000	Ulvac, Inc.	41,632
24,700	UMS Holdings, Ltd.	21,847
1,978	X-Fab Silicon Foundries SE*(a)	13,992
1,200	Yamaichi Electronics Co., Ltd.	15,499

		3,678,433

Software (1.0%):
1,800	Access Co., Ltd.*	11,215
1,484	Accesso Technology Group PLC*	14,883
1,000	Altium, Ltd.	23,838
50	Atoss Software AG	7,425
1,040	AVEVA Group plc	40,385
4,889	BlackBerry, Ltd.*	15,926
10,573	Bravura Solutions, Ltd.	6,223

Shares		Value
Common Stocks, continued
Software, continued
5,897	Bytes Technology Group PLC	$27,553
500	Computer Engineering & Consulting, Ltd.	5,820
101	Constellation Software, Inc.	157,712
464	Crayon Group Holding ASA*(a)	4,751
1,400	Cresco, Ltd.	18,591
1,200	Cybozu, Inc.	22,156
1,150	Dassault Systemes SE	41,471
564	Descartes Systems Group, Inc.*	39,283
300	Digital Arts, Inc.	12,726
1,000	Enghouse Systems, Ltd.	26,570
5,800	Fortnox AB	26,422
1,966	F-Secure Oyj*	5,968
400	Fuji Soft, Inc.	23,038
900	Fukui Computer Holdings, Inc.	17,919
8,509	Hansen Technology, Ltd.	29,753
690	Hilan, Ltd.	34,318
3,100	Infomart Corp.	8,427
16,011	Infomedia, Ltd.	13,026
7,858	Integrated Research, Ltd.*	2,397
3,230	IRESS, Ltd.	20,976
600	Justsystems Corp.	12,873
200	Kinaxis, Inc.*	22,442
570	Lectra	21,513
3,211	Lightspeed Commerce, Inc.*	45,895
36	Linedata Services	1,776
1,195	Magic Software Enterprises, Ltd.	19,071
8,235	Micro Focus International plc, ADR	51,963
500	Miroku Jyoho Service Co., Ltd.	5,496
1,498	Nemetschek SE	76,501
621	Netcompany Group A/S*(a)	26,219
145	Nice, Ltd.*	28,149
400	OBIC Business Consultants Co., Ltd.	13,087
3,485	Open Text Corp.	103,295
680	Open Text Corp.	20,152
400	Oracle Corp.	26,030
30	Otello Corp. ASA	24
65	QT Group Oyj*	3,115
900	Rakus Co., Ltd.	10,854
8,965	Sage Group plc (The)	80,496
1,181	SAP SE	121,861
1,060	SimCorp A/S	72,454
6,037	Sinch AB*(a)	22,046
1,484	Software AG	38,397
500	SRA Holdings	11,506
8,400	Systena Corp.	26,297
2,838	TeamViewer AG*(a)	36,592
5,567	Technology One, Ltd.	49,715
1,604	Temenos AG	88,629
3,468	TomTom NV*	24,117
1,900	Trend Micro, Inc.	88,862
12,001	Vista Group International, Ltd.*	11,596
271	Vitec Software Group AB B Sh	10,902
568	WiseTech Global, Ltd.	19,582
1,966	WithSecure Oyj*	2,892
423	Xero, Ltd.*	20,188

		1,873,359

See accompanying notes to the financial statements.

31

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Specialty Retail (1.5%):
400	ABC-Mart, Inc.	$22,721
16,866	Accent Group, Ltd.	19,265
11,214	Adairs, Ltd.	16,775
1,300	Adastria Co., Ltd.	23,037
900	Alpen Co., Ltd.	13,376
2,600	Aoki Holdings, Inc.	13,549
2,800	Aoyama Trading Co., Ltd.	19,606
3,236	AP Eagers, Ltd.	23,823
1,143	Auto1 Group SE*(a)	9,518
2,500	Autobacs Seven Co., Ltd.	27,439
613	Autocanada, Inc.*	10,555
2,300	BIC Camera, Inc.	22,467
2,768	Bilia AB, Class A	30,426
1,681	Blackstone Strategic Credit Fund	18,136
3,245	Byggmax Group AB	15,495
2,609	Carasso Motors, Ltd.	15,066
16,294	Card Factory plc*	15,410
3,919	Ceconomy AG	7,780
800	Chiyoda Co., Ltd.	4,767
18,000	Chow Sang Sang Holdings International, Ltd.	23,848
19,600	Chow Tai Fook Jewellery Group, Ltd.	39,986
1,435	Clas Ohlson AB, Class B	9,897
4,700	DCM Holdings Co., Ltd.	43,024
1,548	Delek Automotive Systems, Ltd.	18,170
39,375	Dixons Carphone plc	25,402
291	Dor ALON Energy In Israel 1988, Ltd.	7,703
2,720	Dufry AG, Registered Shares*	113,847
4,536	Dunelm Group plc	53,499
3,700	Edion Corp.	36,128
115,950	Esprit Holdings, Ltd.*	12,481
400	Fast Retailing Co., Ltd.	242,439
995	Fielmann AG	39,447
878	Fnac Darty SA	32,470
4,126	Frasers Group plc*	35,441
2,300	Geo Holdings Corp.	37,987
130,000	Giordano International, Ltd.	28,702
10,860	Halfords Group plc	27,499
5,472	Hennes & Mauritz AB, Class B	59,101
200	Hikari Tsushin, Inc.	28,139
484	Hornbach Holding AG & Co. KGaA	39,966
4,500	Hour Glass, Ltd. The	6,845
2,800	Idom, Inc.	14,046
5,629	Industria de Diseno Textil SA	149,868
2,829	JB Hi-Fi, Ltd.	80,688
26,753	JD Sports Fashion plc	40,829
700	JINS Holdings, Inc.	24,497
1,500	Joshin Denki Co., Ltd.	22,056
900	Joyful Honda Co., Ltd.	13,146
26,469	Kathmandu Holdings, Ltd.	17,260
1,700	Keiyo Co., Ltd.	11,657
744	Kid ASA(a)	5,501
43,202	Kingfisher plc	123,614
900	Kohnan Shoji Co., Ltd.	23,452
1,600	Komeri Co., Ltd.	33,157
5,800	K’s Holding Corp.	49,852
1,766	Leon’s Furniture, Ltd.	22,424
19,046	Lookers plc	17,520
1,029	Lovisa Holdings, Ltd.	16,159

Shares		Value
Common Stocks, continued
Specialty Retail, continued
14,000	Luk Fook Holdings International, Ltd.	$41,607
531	Maisons du Monde SA(a)	6,703
2,347	Matas A/S	23,531
1,563	Mobilezone Holding AG	25,872
234	Musti Group OYJ	3,915
1,800	Nextage Co., Ltd.	34,735
3,966	Nick Scali, Ltd.	28,685
1,900	Nishimatsuya Chain Co., Ltd.	22,440
900	Nitori Co., Ltd.	116,741
3,600	Nojima Corp.	39,139
28,290	Oriental Watch Holdings	14,788
76,677	Pendragon plc*	17,824
16,461	Pets At Home Group plc	56,417
2,736	Premier Investments, Ltd.	46,192
300	Shimamura Co., Ltd.	29,888
800	Sleep Country Canada Holdings, Inc.(a)	13,580
8,071	Super Retail Group, Ltd.	58,759
3,968	Superdry plc*	6,151
900	T-Gaia Corp.	11,129
2,400	USS Co., Ltd.	38,040
13,891	Vertu Motors plc	9,079
8,200	VT Holdings Co., Ltd.	29,303
6,052	Watches of Switzerland Group plc*(a)	60,108
3,396	WHSmith plc*	60,592
8,059	Wickes Group plc	14,252
300	Workman Co., Ltd.	12,340
800	World Co., Ltd.	7,959
700	Xebio Holdings Co., Ltd.	4,885
2,913	XXL ASA(a)	1,139
15,400	Yamada Holdings Co., Ltd.	54,759
800	Yellow Hat, Ltd.	10,935

		2,858,445

Technology Hardware, Storage & Peripherals (0.5%):
5,200	Brother Industries, Ltd.	78,699
3,400	Canon, Inc.	73,529
700	EIZO Corp.	18,294
1,800	Elecom Co., Ltd.	18,510
900	FUJIFILM Holdings Corp.	45,415
10,700	Konica Minolta, Inc.	42,604
1,323	Logitech International SA, Class R	82,137
3,181	Logitech International SA, Class R	198,017
1,900	Maxell Holdings, Ltd.	19,512
4,000	Mcj Co., Ltd.	28,830
3,200	NEC Corp.	111,977
12,000	PC Partner Group, Ltd.^	7,597
1,935	Quadient SA	28,606
7,800	Ricoh Co., Ltd.	59,837
600	Roland Dg Corp.	12,638
2,197	S&T AG	35,900
6,200	Seiko Epson Corp.	90,008
900	Toshiba Tec Corp.	24,471
4,400	Wacom Co., Ltd.	19,571

		996,152

Textiles, Apparel & Luxury Goods (2.1%):
1,596	Adidas AG	217,839
3,137	Aritzia, Inc.*	109,719
1,400	Asics Corp.	31,072

See accompanying notes to the financial statements.

32

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Textiles, Apparel & Luxury Goods, continued
1,383	Brunello Cucinelli SpA	$102,607
4,693	Burberry Group plc	114,649
364	Calida Holding AG	18,616
408	Canada Goose Holdings, Inc.*	7,266
600	Canada Goose Holdings, Inc.*	10,672
2,645	Cie Financiere Richemont SA	342,370
35,102	Coats Group plc	28,015
485	Delta-Galil Industries, Ltd.	20,351
6,098	Dr Martens PLC	14,090
280	Fox Wizel, Ltd.	25,674
1,142	Gildan Activewear, Inc.	31,291
3,031	Gildan Activewear, Inc.	83,018
400	Goldwin, Inc.	29,100
900	Gunze, Ltd.	28,773
189	Hermes International SA	291,612
1,899	Hugo Boss AG	110,069
1,500	Japan Wool Textile Co., Ltd. (The)	11,061
504	Kering	257,902
700	Kurabo Industries, Ltd.	11,551
1,705	LVMH Moet Hennessy Louis Vuitton SA	1,238,412
1,945	Moncler SpA	103,519
1,479	New Wave Group AB	29,391
5,000	Onward Holdings Co., Ltd.	11,808
12,688	Ovs SpA(a)	28,700
44,000	Pacific Textiles Holdings, Ltd.	14,401
2,544	Pandora A/S	179,518
5,300	Prada SpA	29,736
1,974	Puma SE	119,769
687	Salvatore Ferragamo SpA	12,158
32,100	Samsonite International SA*(a)	83,942
2,100	Sankyo Seiko Co., Ltd.	7,559
500	Sanyo Shokai, Ltd.*	5,318
1,000	Seiren Co., Ltd.	18,314
17,500	Stella International Holdings, Ltd.	16,458
732	Swatch Group AG (The)	38,191
336	Swatch Group AG (The), Class B	95,415
11,500	Texhong Textile Group, Ltd.	9,210
60,000	Texwinca Holdings, Ltd.	9,598
3,200	Tsi Holdings Co., Ltd.	10,796
5,500	Unitika, Ltd.*	10,309
377	Van de Velde NV	12,184
2,000	Wacoal Holdings Corp.	35,877
33,514	Yue Yuen Industrial Holdings, Ltd.	46,672

		4,064,572

Thrifts & Mortgage Finance (0.2%):
1,484	Aareal Bank AG*	50,823
543	Aruhi Corp.	4,184
9,449	Australian Finance Group, Ltd.	9,301
3,618	Deutsche Pfandbriefbank AG(a)	28,152
830	EQB, Inc.	34,781
1,100	Firm Capital Mortgage Investment Corp.	8,686
900	First National Financial Corp.	24,212
16,190	Helia Group, Ltd.	30,313
2,112	Home Capital Group, Inc.	66,427
3	Hypothekarbank Lenzburg AG	13,306
4,912	MyState, Ltd.	13,076
9,478	OSB Group plc	54,833

Shares		Value
Common Stocks, continued
Thrifts & Mortgage Finance, continued
9,407	Paragon Banking Group plc	$64,074
3,600	Timbercreek Financial Corp.	18,907

		421,075

Tobacco (0.5%):
9,206	British American Tobacco plc	365,168
16,148	Imperial Brands plc, Class A	403,365
9,300	Japan Tobacco, Inc.	188,075
1,637	Scandinavian Tobacco Group A/S(a)	28,717

		985,325

Trading Companies & Distributors (2.0%):
3,367	AddTech AB, Class B	48,223
1,000	Alconix Corp.	10,087
1,271	Alligo AB, Class B	9,672
3,638	Ashtead Group plc	207,783
653	BayWa AG	30,192
2,058	Beijer Ref AB	29,131
1,271	Bergman & Beving AB	13,552
70,000	BlackRock Corporate High Yield Fund, Inc.*	295
2,300	BOC Aviation, Ltd.(a)	19,120
230	Bossard Holding AG	49,900
3,175	Brenntag AG	202,967
1,375	Bufab AB	30,949
1,979	Bunzl plc	66,040
500	Chori Co., Ltd.	8,236
400	Daiichi Jitsugyo Co., Ltd.	13,366
1,457	Diploma plc	48,952
4,000	Doman Building Materials Group, Ltd.	16,989
6,737	Electrocomponents plc	73,016
2,293	Ferguson plc	289,643
5,100	Finning International, Inc.	126,803
5,923	Grafton Group plc	56,501
1,100	Hanwa Co., Ltd.	31,034
15,263	Howden Joinery Group plc	103,709
727	IMCD NV	103,827
1,800	Inaba Denki Sangyo Co., Ltd.	36,841
1,800	Inabata & Co., Ltd.	32,459
3,040	Indutrade AB	61,810
12,500	Itochu Corp.	390,896
616	Jacquet Metals SA	11,019
500	Japan Pulp & Paper Co., Ltd.	19,368
700	Kamei Corp.	6,457
900	Kanaden Corp.	7,458
1,700	Kanamoto Co., Ltd.	29,316
3,100	Kanematsu Corp.	35,361
9,300	Marubeni Corp.	106,295
1,500	Mitani Corp.	14,729
8,500	Mitsubishi Corp.	275,032
6,500	Mitsui & Co., Ltd.	189,031
1,271	Momentum Group AB*	7,125
3,600	MonotaRo Co., Ltd.	50,915
3,500	Nagase & Co., Ltd.	52,812
600	Nichiden Corp.	7,866
500	Nippon Steel Trading Corp.	35,220
1,200	Nishio Rent All Co., Ltd.	28,336
1,132	Oem International AB	7,852
700	Onoken Co., Ltd.	7,719
1,494	Reece, Ltd.	14,364

See accompanying notes to the financial statements.

33

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Trading Companies & Distributors, continued
8,384	Rexel SA	$166,122
1,992	Richelieu Hardware, Ltd.	53,280
1,404	Russel Metals, Inc.	29,847
207	Scope Metals Group, Ltd.	7,729
1,200	Senshu Electric Co., Ltd.	30,143
2,458	Seven Group Holdings, Ltd.	35,052
3,400	Sojitz Corp.	64,628
409	Solar A/S	36,486
17,864	Speedy Hire plc	8,590
6,600	Sumitomo Corp.	109,459
117	Thermador Groupe	10,818
1,172	Toromont Industries, Ltd.	84,589
2,700	Toyota Tsushu Corp.	98,990
7,192	Travis Perkins plc	76,890
1,000	Trusco Nakayama Corp.	15,345
800	Wajax Corp.	11,659
2,700	Wakita & Co., Ltd.	24,363
2,700	Yamazen Corp.	20,465
800	Yuasa Trading Co., Ltd.	21,877

		3,924,600

Transportation Infrastructure (0.4%):
506	Aena SME SA*(a)	63,717
260	Aeroports de Paris*	34,960
14,115	Atlas Arteria, Ltd.	63,451
8,117	Auckland International Airport, Ltd.*	40,313
671	Flughafen Zuerich AG*	104,002
1,124	Fraport AG*	45,773
2,198	Getlink SE	35,218
1,618	Hamburger Hafen und Logistik AG	20,581
182,200	Hutchison Port Holdings Trust	35,283
1,940	James Fisher & Sons plc*	9,153
400	Japan Airport Terminal Co., Ltd.*	19,895
2,000	Kamigumi Co., Ltd.	40,689
1,400	Mitsubishi Logistics Corp.	32,220
400	Nissin Corp.	6,398
5,399	Port of Tauranga, Ltd.	21,498
32,939	Qube Holdings, Ltd.	62,944
5,500	SATS, Ltd.*	11,673
2,100	Sumitomo Warehouse Co., Ltd. (The)	31,094
10,150	Transurban Group	89,607
1,941	Westshore Terminals Investment Corp.	32,159

		800,628

Water Utilities (0.1%):
4,740	Pennon Group plc	50,945
2,187	Severn Trent plc	70,121
45,000	Siic Environment Holdings, Ltd.	6,203
5,391	United Utilities Group plc	64,632

		191,901

Wireless Telecommunication Services (0.9%):
1,292	1&1 AG	16,043
27,529	Airtel Africa plc(a)	37,188
3,670	Cellcom Israel, Ltd.*	19,072
4,676	Freenet AG	102,202
88,000	Hutchison Telecommunications Holdings, Ltd.	13,756

Shares		Value
Common Stocks, continued
Wireless Telecommunication Services, continued
14,200	KDDI Corp.	$429,248
6,967	Millicom International Cellular SA, SDR*	88,145
1,000	Okinawa Cellular Telephone Co.	22,091
1,324	Orange Belgium SA*	24,475
5,106	Partner Communications Co.*	36,814
1,708	Rogers Communications, Inc., Class B	80,003
2,500	Rogers Communications, Inc., Class B	117,022
35,000	Smartone Telecommunications Ho	21,123
11,900	Softbank Corp.	134,571
4,400	SoftBank Group Corp.	186,360
21,800	StarHub, Ltd.	16,939
10,864	Tele2 AB	88,570
257,966	Vodafone Group plc	261,437

		1,695,059

Total Common Stocks (Cost $182,337,628)		190,415,243

Preferred Stocks (0.3%):
Automobiles (0.3%):
635	Bayerische Motoren Werke AG (BMW), 7.32%, 5/15/20	54,074
1,645	Porsche Automobil Holding SE, 5.00%, 5/20/20	90,234
2,865	Volkswagen AG, 6.49%, 5/8/20	357,039

		501,347

Household Products (0.0%†):
847	Henkel AG & Co. KGaA, 2.84%, 4/21/20	58,955

Total Preferred Stocks (Cost $726,178)		560,302

Contracts		Value
Warrants (0.0%†):
Electronic Equipment, Instruments & Components (0.0%†):
465	Fingerprint Cards AB, 9/8/23*	31

Energy Equipment & Services (0.0%†):
64,038	Ezion Holdings, Ltd., 4/6/23*(b)	—

Total Warrants (Cost $—)		31

Shares		Value
Rights (0.0%†):
Containers & Packaging (0.0%†):
753	Vidrala SA RTS, Expires on 12/21/22*	3,240

Real Estate (0.0%†):
1,302	Immofinanz AG, Expires on 1/2/23*(b)	—

Total Rights (Cost $—)		3,240

Short-Term Security Held as Collateral for Securities on Loan (1.2%):
2,350,328	BlackRock Liquidity FedFund, Institutional Class , 1.49%(c)(d)	2,350,328

Total Short-Term Security Held as Collateral for Securities on Loan (Cost $2,350,328)		2,350,328

Total Investment Securities (Cost $185,414,134) — 100.9%(e)		193,329,144
Net other assets (liabilities) — (0.9)%		(1,789,898)

Net Assets — 100.0%		$191,539,246

See accompanying notes to the financial statements.

34

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Percentages indicated are based on net assets as of December 31, 2022.

ADR—American Depository Receipt

NYS—New York Shares

SDR—Swedish Depository Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2022. The total value of securities on loan as of December 31, 2022 was $2,204,705.

†	Represents less than 0.05%.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors.

(b)	Security was valued using significant unobservable inputs as of December 31, 2022.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2022.

(d)	The rate represents the effective yield at December 31, 2022.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts shown as “—“ are either 0 or round to less than 1.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total value of investments as of December 31, 2022:

Country	Percentage

Australia	6.6%

Austria	0.6%

Belgium	1.3%

Bermuda	0.1%

Cambodia	— %†

Canada	10.6%

China	0.2%

Colombia	— %†

Denmark	2.5%

Egypt	— %†

European Community	— %†

Faroe Islands	— %†

Finland	1.6%

France	7.4%

Germany	6.4%

Hong Kong	2.3%

India	— %†

Ireland	1.2%

Isle of Man	0.1%

Israel	1.0%

Italy	2.2%

Japan	22.2%

Country	Percentage

Jersey	— %†

Liechtenstein	— %†

Luxembourg	0.5%

Macau	— %†

Malaysia	— %†

Malta	— %†

Mexico	— %†

Netherlands	4.7%

New Zealand	0.4%

Norway	0.9%

Peru	— %†

Portugal	0.3%

Singapore	1.1%

Spain	2.3%

Sweden	2.7%

Switzerland	8.1%

Taiwan, Province Of China	— %†

United Arab Emirates	— %†

United Kingdom	11.3%

United States	1.4%

100.0%

†	Represents less than 0.05%.

See accompanying notes to the financial statements.

35

AZL DFA International Core Equity Fund

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investment securities, at cost	$185,414,134

Investment securities, at value(a)	$193,329,144
Interest and dividends receivable	285,652
Foreign currency, at value (cost $162,595)	163,815
Receivable for investments sold	796,114
Reclaims receivable	906,178
Prepaid expenses	32

Total Assets	195,480,935

Liabilities:
Cash overdraft	799,837
Payable for investments purchased	25,498
Payable for capital shares redeemed	569,292
Payable for collateral received on loaned securities	2,350,328
Management fees payable	108,661
Administration fees payable	17,243
Distribution fees payable	41,793
Custodian fees payable	17,814
Administrative and compliance services fees payable	797
Transfer agent fees payable	1,234
Trustee fees payable	1,992
Other accrued liabilities	7,200

Total Liabilities	3,941,689

Net Assets	$191,539,246

Net Assets Consist of:
Paid in capital	$171,925,609
Total distributable earnings	19,613,637

Net Assets	$191,539,246

Shares of beneficial interest (unlimited number of shares authorized, no par value)	20,446,554
Net Asset Value (offering and redemption price per share)	$9.37

(a)	Includes securities on loan of $2,204,705.

Statement of Operations

For the Year Ended December 31, 2022

Investment Income:
Dividends	$7,736,039
Income from securities lending	24,649
Foreign withholding tax	(719,235)

Total Investment Income	7,041,453

Expenses:
Management fees	1,979,925
Administration fees	90,002
Distribution fees	521,032
Custodian fees	82,439
Administrative and compliance services fees	3,251
Transfer agent fees	6,631
Trustee fees	12,897
Professional fees	10,093
Shareholder reports	3,132
Other expenses	6,502

Total expenses before reductions	2,715,904
Less Management fees contractually waived	(464,860)

Net Expenses	2,251,044

Net Investment Income/(Loss)	4,790,409

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	8,471,993
Change in net unrealized appreciation/depreciation on securities and foreign currencies	(45,642,578)

Net realized and Change in net unrealized gains/losses on investments	(37,170,585)

Change in Net Assets Resulting From Operations	$(32,380,176)

See accompanying notes to the financial statements.

36

AZL DFA International Core Equity Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021

Change In Net Assets:
Operations:
Net investment income/(loss)	$4,790,409	$4,188,258
Net realized gains/(losses) on investments	8,471,993	18,358,301
Change in unrealized appreciation/depreciation on investments	(45,642,578)	10,554,923

Change in net assets resulting from operations	(32,380,176)	33,101,482

Distributions to Shareholders:
Distributions	(22,034,547)	(3,585,492)

Change in net assets resulting from distributions to shareholders	(22,034,547)	(3,585,492)

Capital Transactions:
Proceeds from shares issued	233,975	1,475,506
Proceeds from dividends reinvested	22,034,547	3,585,492
Value of shares redeemed	(28,132,999)	(47,818,960)

Change in net assets resulting from capital transactions	(5,864,477)	(42,757,962)

Change in net assets	(60,279,200)	(13,241,972)
Net Assets:
Beginning of period	251,818,446	265,060,418

End of period	$191,539,246	$251,818,446

Share Transactions:
Shares issued	22,083	120,615
Dividends reinvested	2,635,711	299,540
Shares redeemed	(2,650,752)	(3,943,848)

Change in shares	7,042	(3,523,693)

See accompanying notes to the financial statements.

37

AZL DFA International Core Equity Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated. Does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.)

	Year Ended December 31,
	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Period	$12.32	$11.06	$10.58	$9.20	$11.46

Investment Activities:
Net Investment Income/(Loss)	0.24 (a)	0.19 (a)	0.12 (a)	0.21 (a)	0.17
Net Realized and Unrealized Gains/(Losses) on Investments	(2.04)	1.25	0.61	1.65	(2.16)

Total from Investment Activities	(1.80)	1.44	0.73	1.86	(1.99)

Distributions to Shareholders From:
Net Investment Income	(0.26)	(0.18)	(0.25)	(0.15)	(0.21)
Net Realized Gains	(0.89)	—	—	(0.33)	(0.06)

Total Dividends	(1.15)	(0.18)	(0.25)	(0.48)	(0.27)

Net Asset Value, End of Period	$9.37	$12.32	$11.06	$10.58	$9.20

Total Return(b)	(13.49)%	13.05%	7.25%	20.72%	(17.65)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$191,539	$251,818	$265,060	$275,886	$253,044
Net Investment Income/(Loss)	2.30%	1.61%	1.29%	2.09%	1.63%
Expenses Before Reductions(c)	1.30%	1.31%	1.34%	1.33%	1.38%
Expenses Net of Reductions	1.08%	1.11%	1.14%	1.13%	1.18%
Portfolio Turnover Rate	13%	7%	14%	6%	20%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

38

AZL DFA International Core Equity Fund

Notes to the Financial Statements

December 31, 2022

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL DFA International Core Equity Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust.

39

AZL DFA International Core Equity Fund

Notes to the Financial Statements

December 31, 2022

This report does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.

Securities Lending

To generate additional income, the Fund may lend up to 33 1⁄3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned on the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2022 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $2,440 during the year ended December 31, 2022. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $2,350,328 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2022. At December 31, 2022, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2022, the Fund did not engage in any Rule 17a-7 transactions.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Dimensional Fund Advisors LP (“DFA”), DFA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Management fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2024.

For the year ended December 31, 2022, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL DFA International Core Equity Fund	0.95%	1.39%

*

Effective October 1, 2022, the Manager waived, prior to any application of expense limit, the management fee to 0.65% on all assets in order to maintain a more competitive expense ratio. Prior to October 1, 2022, the Manager waived, prior to any application of expense limit, the management fee to 0.75% on all assets in order to maintain a more competitive expense ratio. The Manager reserves the right to increase the management fee to the amount shown in the table above (i.e., discontinue the waiver) at any time after April 30, 2024.

Any amounts waived or reimbursed by the Manager with respect to the annual expense limit in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2022, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

Management fees, which the Manager may waive in order to maintain more competitive expense ratios, are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations, as applicable.

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

40

AZL DFA International Core Equity Fund

Notes to the Financial Statements

December 31, 2022

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of combined average daily net assets of the Funds on the first $4 billion, 0.04% of combined average daily net assets of the Funds on the next $2 billion, 0.02% of combined average daily net assets of the Funds on the next $2 billion and 0.01% of combined average daily net assets of the Funds over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are determined pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations have become unreliable or are not readily available as defined in Rule 2a-5 under the 1940 Act are valued in accordance with valuation procedures approved by the Board. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with valuation procedures approved by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. These procedures include the Fund’s use of a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The Board has designated the Manager to perform the Fund’s fair value determinations in accordance with valuation procedures approved by the Board. The effect of using fair value pricing is that the Fund’s NAV will be subject to the judgment of the Manager. The Manager’s fair valuation process is subject to the oversight of the Board.

The following is a summary of the valuation inputs used as of December 31, 2022 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3		Total

Common Stocks+	$32,449,119	$157,966,115	$9		$190,415,243
Preferred Stocks+	—	560,302	—		560,302
Warrants+	31	—	—	#	31
Rights+	—	3,240	—	#	3,240
Short-Term Security Held as Collateral for Securities on Loan	2,350,328	—	—		2,350,328

Total Investment Securities	$34,799,478	$158,529,657	$9		$193,329,144

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

#	Represents the interest in securities that were determined to have a value of zero at December 31, 2022.

5. Security Purchases and Sales

For the year ended December 31, 2022, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL DFA International Core Equity Fund	$27,842,366	$50,124,412

41

AZL DFA International Core Equity Fund

Notes to the Financial Statements

December 31, 2022

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk. The Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Fund.

Foreign Securities Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may impair or otherwise limit the ability to invest in, receive, hold or sell the securities of such companies. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

7. Coronavirus (COVID-19) Pandemic

The global outbreak of the COVID-19 strain of the coronavirus has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may adversely impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objective(s).

8. Recent Regulatory Pronouncements

In December 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-06 “Reference Rate Reform (Topic 848)”. ASU No. 2022-06 updates and clarifies ASU No. 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of LIBOR and other interbank-offered reference rates. The temporary relief provided by ASU No. 2022-06 is effective immediately for certain reference rate-related contract modifications that occur through December 31, 2024. Management does not expect ASU No. 2022-06 to have a material impact on the financial statements.

9. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2022 is $186,458,045. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$37,399,368
Unrealized (depreciation)	(30,528,269)

Net unrealized appreciation/(depreciation)	$6,871,099

The tax character of dividends paid to shareholders during the year ended December 31, 2022 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL DFA International Core Equity Fund	$5,824,557	$16,209,990	$22,034,547

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2021, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL DFA International Core Equity Fund	$3,585,492	$—	$3,585,492

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

42

AZL DFA International Core Equity Fund

Notes to the Financial Statements

December 31, 2022

At December 31, 2022, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL DFA International Core Equity Fund	$4,378,997	$8,390,863	$—	$6,843,777	$19,613,637

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, foreign currency gains or losses, mark-to-market of passive foreign investment companies and other miscellaneous differences.

10. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2022, the Fund had had multiple shareholder accounts which are affiliated with the Manager representing ownership in excess of 80% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL DFA International Core Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL DFA International Core Equity Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 23, 2023

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

44

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2022, 0.75% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2022, the Fund declared net short-term capital gain distributions of $771,873.

During the year ended December 31, 2022, the Fund declared net long-term capital gain distributions of $16,209,990.

45

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

46

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2024 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s) and certain competitor or “peer group” funds), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall-out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2022. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 14 and 21, 2022, and September 13, 2022, as well as in various other meetings preceding those meetings. Accordingly, the Advisory Contracts were approved by the Board at an in-person meeting on September 13, 2022. At such meeting the Board also approved the Expense Limitation Agreement between the

47

Manager and the Trust for the period ending April 30, 2024. Additionally, at a subsequent meeting held December 13, 2022, the Board considered and approved a recommendation to reduce, through at least April 30, 2024, the management fee of the AZL FIAM Total Bond Fund.

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for others to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2022 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 14 and 21, 2022, and September 13, 2022, the Manager reported that for the one-year period ended December 31, 2021, nine Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40% of their respective Lipper peer groups. For the three-year period ended December 31, 2021, six Funds were in the top 40%, six were in the middle 20% and seven were in the bottom 40% of their respective Lipper peer groups. For the five-year period ended December 31, 2021, seven Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40% of their respective Lipper peer groups. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Five Funds, the AZL Russell 1000 Value Index Fund, AZL MSCI Emerging Markets Equity Index Fund, AZL Enhanced Bond Index Fund, AZL MetWest Total Return Bond Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Russell 1000 Value Index Fund and the AZL MSCI Emerging Markets Equity Index Fund in December 2021, of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund in February 2022, and of the AZL MetWest Total Return Fund in September 2021, to receive and review enhanced reporting on each Fund’s current investment strategy, process and outlook. As a result of these discussions, the Board understood that the underperformance of these Funds was primarily a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board considered that the Funds that are index funds seek to track their respective indices and do not take defensive positions under any market conditions, including in periods of market decline. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by low short-term interest rates during the periods measured.

The Board considered that the AZL DFA Five-Year Global Fixed Income Fund, which was in the bottom 40% for the three- and five-year periods, had shown improved relative performance in more recent periods.

At the Board meeting held September 13, 2022, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2022.

Thus, at the Board meeting held September 13, 2022, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2022, 18 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2021 for the 19 Funds was as follows: (1) 18 of the Funds had management fee rankings at or below the 65th percentile (with 14 Funds at or below the 50th percentile); and (2) for the AZL MSCI Global Equity Index Fund, it was determined that there was poor peer group comparability due to there being only one other fund in the category. In addition, the Board also considered that the AZL Enhanced Bond Index Fund ranked at the 63rd percentile in the bond index category, but that the Fund’s enhanced bond strategy lacks direct peers.

48

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2019 through 2021. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. In considering profitability information, the Board considered the possible effect of any fall-out benefits to the Subadvisers and their affiliates. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds (other than AZL FIAM Multi-Strategy Fund, AZL FIAM Total Bond Fund, and AZL MSCI Global Equity Index Fund) do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of June 30, 2022, were approximately $14.8 billion, and that no single Fund had assets in excess of $2.5 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as Fund assets change. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

49

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the FOF Trust, and ETF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	50	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	50	Diamond Hill Funds (10 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	50	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	50	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019-2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc. (a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	50	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	50	None

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	50	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.

(2)	Indefinite.

(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

50

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Associate General Counsel, Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the FOF Trust, 2014 to present, and the ETF Trust, 2020 to present.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.

(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

51

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1222 02/23

AZL® DFA U.S. Core Equity Fund

Annual Report

December 31, 2022

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 24

Statement of Operations Page 24

Statements of Changes in Net Assets Page 25

Financial Highlights Page 26

Notes to the Financial Statements Page 27

Report of Independent Registered Public Accounting Firm Page 32

Other Federal Income Tax Information Page 33

Other Information Page 34

Approval of Investment Advisory and Subadvisory Agreements Page 35

Information about the Board of Trustees and Officers Page 38

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® DFA U.S. Core Equity Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® DFA U.S. Core Equity Fund and Dimensional Fund Advisors LP serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2022?*

During the 12-month period, the AZL DFA U.S. Core Equity Fund returned (15.38)% (net of fees). That compares to a total return of (19.21)% for the Russell 3000 Index, the Fund’s primary benchmark.1

Investor worries over high inflation, the war in Ukraine, and rising interest rates pressured equity markets in 2022. As a result, the S&P 500 Index2 posted its fourth worst annual return of the last 85 years. The year also ranks as one of the most volatile on record. Realized volatility, as measured by the standard deviation3 of daily returns for the S&P 500 Index, was the eighth highest in the last 85 years. The U.S. Federal Reserve raised interest rates seven times during 2022, leaving the federal funds rate target at between 4.25% and 4.5% by the end of the year.

The U.S. market’s performance during the period trailed developed non-U.S. markets, but outperformed emerging markets. Large-cap stocks outperformed small-cap stocks, and mid-cap stocks outperformed both large- and small-cap stocks. Value stocks outperformed growth stocks. Stocks with higher profitability outperformed stocks with lower profitability.

The Fund’s outperformance relative to its benchmark was primarily driven by its emphasis on value stocks, high-profitability stocks and mid-cap stocks. The Fund’s exclusion of real estate investment trusts (REITs) also contributed to its relative performance, as these assets underperformed during the period.

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2022.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

[2]

The Standard & Poor’s 500 Index is an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, which is a measure of the U.S. Stock market as a whole.

[3]

Standard deviation of returns measures the average a return series deviates from its mean. It is often used as a measure of risk. When a fund has a high standard deviation, the predicted range of performance implies greater volatility.

1

AZL® DFA U.S. Core Equity Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in equity securities of U.S. companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2022
	1 Year	3 Year	5 Year	Since Inception (4/27/15)
AZL® DFA U.S. Core Equity Fund	(15.38)%	8.24%	8.69%	9.30%
Russell 3000® Index	(19.21)%	7.07%	8.79%	9.58%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® DFA U.S. Core Equity Fund	1.10%

The above expense ratio is based on the current Fund prospectus dated April 29, 2022. Effective October 1, 2022, the Manager and the Fund have entered into a written agreement reducing the management fee to 0.48% through at least April 30, 2024. Prior to October 1, 2022, the Manager waived the management fee to 0.54%. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2024. Additional information pertaining to the December 31, 2022 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 3000® Index, which is an unmanaged broad capitalization index of the top 3,000 U.S. stocks by market capitalization and covers 98% of the U.S. equity investable universe. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL DFA U.S. Core Equity Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL DFA U.S. Core Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL DFA U.S. Core Equity Fund	$1,000.00	$1,042.20	$4.12	0.80%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL DFA U.S. Core Equity Fund	$1,000.00	$1,021.17	$4.08	0.80%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Information Technology	21.0%

Financials	14.6

Health Care	13.3

Industrials	12.6

Consumer Discretionary	10.7

Communication Services	6.7

Consumer Staples	6.5

Energy	6.3

Materials	4.6

Utilities	3.0

Real Estate	0.3

Total Common Stocks and Preferred Stocks	99.6

Rights	— †

Unaffiliated Investment Company	0.4

Short-Term Security Held as Collateral for Securities on Loan	0.1

Total Investment Securities	100.1

Net other assets (liabilities)	(0.1)

Net Assets	100.0%

†	Represents less than 0.05%.

3

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks (99.6%):
Aerospace & Defense (1.7%):
1,210	AAR Corp.*	$54,329
2,468	Aerojet Rocketdyne Holdings, Inc.*	138,035
358	AeroVironment, Inc.*	30,666
712	Astronics Corp.*	7,333
415	Astronics Corp., Class B*	4,129
908	Axon Enterprise, Inc.*	150,664
3,878	Boeing Co. (The)*	738,720
1,885	BWX Technologies, Inc.	109,481
685	CPI Aerostructures, Inc.*	2,192
914	Curtiss-Wright Corp.	152,629
625	Ducommun, Inc.*	31,225
1,727	General Dynamics Corp.	428,486
569	HEICO Corp.	87,421
769	HEICO Corp., Class A	92,165
2,189	Hexcel Corp.	128,823
4,466	Howmet Aerospace, Inc.	176,005
904	Huntington Ingalls Industries, Inc.	208,535
2,947	Kratos Defense & Security Solutions, Inc.*	30,413
1,062	L3harris Technologies, Inc.	221,119
2,867	Lockheed Martin Corp.	1,394,767
1,378	Mercury Systems, Inc.*	61,652
913	Moog, Inc., Class A	80,125
343	National Presto Industries, Inc.	23,482
865	Northrop Grumman Corp.	471,953
953	Park Aerospace Corp., Class C	12,780
1,871	Parsons Corp.*	86,534
10,908	Raytheon Technologies Corp.	1,100,835
2,056	Textron, Inc.	145,565
521	TransDigm Group, Inc.	328,047
337	V2X, Inc.*	13,915

		6,512,025

Air Freight & Logistics (0.8%):
2,159	Air Transport Services Group, Inc.*	56,091
464	Atlas Air Worldwide Holdings, Inc.*	46,771
2,301	C.H. Robinson Worldwide, Inc.	210,680
2,787	Expeditors International of Washington, Inc.	289,625
3,190	FedEx Corp.	552,508
619	Forward Air Corp.	64,927
1,805	GXO Logistics, Inc.*	77,055
766	Hub Group, Inc., Class A*	60,889
3,266	Radiant Logistics, Inc.*	16,624
8,651	United Parcel Service, Inc., Class B	1,503,890
2,834	XPO Logistics, Inc.*	94,344

		2,973,404

Airlines (0.3%):
2,670	Alaska Air Group, Inc.*	114,650
229	Allegiant Travel Co.*	15,570
9,299	American Airlines Group, Inc.*	118,283
841	Copa Holdings SA, Class A*	69,946
9,886	Delta Air Lines, Inc.*	324,854
1,057	Hawaiian Holdings, Inc.*	10,845
9,359	JetBlue Airways Corp.*	60,646
1,602	SkyWest, Inc.*	26,449
5,986	Southwest Airlines Co.*	201,549
2,445	Spirit Airlines, Inc.	47,628
3,464	United Airlines Holdings, Inc.*	130,593

		1,121,013

Shares		Value
Common Stocks, continued
Auto Components (0.4%):
2,780	Adient plc*	$96,438
4,269	American Axle & Manufacturing Holdings, Inc.*	33,383
1,883	Aptiv plc*	175,364
1,876	Autoliv, Inc.	143,664
6,004	BorgWarner, Inc.	241,661
1,256	Cooper-Standard Holdings, Inc.*	11,379
3,513	Dana, Inc.	53,152
687	Dorman Products, Inc.	55,558
798	Fox Factory Holding Corp.*	72,801
6,025	Gentex Corp.	164,302
799	Gentherm, Inc.*	52,167
6,635	Goodyear Tire & Rubber Co. (The)*	67,345
1,365	Horizon Global Corp.*	531
578	LCI Industries	53,436
1,505	Lear Corp.	186,650
3,637	Modine Manufacturing Co.*	72,231
1,190	Motorcar Parts of America, Inc.*	14,113
856	Patrick Industries, Inc.	51,874
2,366	QuantumScape Corp.*^	13,415
616	Standard Motor Products, Inc.	21,437
587	Stoneridge, Inc.*	12,656
275	Strattec Security Corp.*	5,651
517	Visteon Corp.*	67,639

		1,666,847

Automobiles (0.8%):
34,229	Ford Motor Co.	398,083
15,116	General Motors Co.	508,502
4,049	Harley-Davidson, Inc.	168,439
15,678	Tesla, Inc.*	1,931,216
1,289	Thor Industries, Inc.	97,307
729	Winnebago Industries, Inc.	38,418

		3,141,965

Banks (5.6%):
859	1st Source Corp.	45,604
504	ACNB Corp.	20,064
661	American National Bankshares, Inc.	24,411
1,776	Ameris Bancorp	83,721
704	Ames National Corp.	16,621
1,045	Arrow Financial Corp.	35,425
3,325	Associated Banc-Corp.	76,774
2,280	Atlantic Union Bankshares Corp.	80,119
2,056	Banc of California, Inc.	32,752
646	BancFirst Corp.	56,964
2,831	Bancorp, Inc. (The)*	80,344
52,973	Bank of America Corp.	1,754,466
1,028	Bank of Hawaii Corp.	79,732
724	Bank of Marin Bancorp	23,805
1,592	Bank of NT Butterfield & Son, Ltd. (The)	47,458
2,524	Bank OZK	101,111
2,950	BankUnited, Inc.	100,211
1,129	Banner Corp.	71,353
433	Bar Harbor Bankshares	13,873
842	BCB Bancorp, Inc.	15,148
1,898	Berkshire Hills Bancorp, Inc.	56,750
1,565	BOK Financial Corp.	162,431
2,707	Brookline Bancorp, Inc.	38,304

See accompanying notes to the financial statements.

4

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Banks, continued
977	Byline BanCorp, Inc.	$22,442
74	C&F Financial Corp.	4,312
4,719	Cadence Bank	116,371
256	Cambridge Bancorp	21,263
843	Camden National Corp.	35,145
489	Capital City Bank Group, Inc.	15,892
1,023	Carter Bankshares, Inc.*	16,972
2,132	Cathay General Bancorp	86,964
1,402	Central Pacific Financial Corp.	28,433
933	Central Valley Community Bancorp	19,761
377	Chemung Financial Corp.	17,293
14,399	Citigroup, Inc.	651,267
943	Citizens & Northern Corp.	21,557
6,283	Citizens Financial Group, Inc.	247,362
552	Citizens Holding Co.	7,562
365	City Holding Co.	33,978
938	Civista Bancshares, Inc.	20,645
735	CNB Financial Corp.	17,486
85	Codorus Valley Bancorp, Inc.	2,023
56	Colony Bankcorp, Inc.	711
2,267	Columbia Banking System, Inc.	68,305
3,274	Comerica, Inc.	218,867
3,194	Commerce Bancshares, Inc.	217,416
1,393	Community Bank System, Inc.	87,689
517	Community Trust Bancorp, Inc.	23,746
1,154	ConnectOne Bancorp, Inc.	27,938
1,311	Cullen/Frost Bankers, Inc.	175,281
1,643	Customers Bancorp, Inc.*	46,563
4,350	CVB Financial Corp.	112,012
1,876	Dime Community Bancshares, Inc.	59,713
1,065	Eagle Bancorp, Inc.	46,935
3,269	East West Bancorp, Inc.	215,427
4,884	Eastern Bankshares, Inc.	84,249
820	Enterprise Financial Services Corp.	40,147
682	Equity Bancshares, Inc.	22,281
312	Evans Bancorp, Inc.	11,666
8,341	F.N.B. Corp.	108,850
1,329	Farmers National Banc Corp.	18,765
1,408	FB Financial Corp.	50,885
9,314	Fifth Third Bancorp	305,592
1,053	Financial Institutions, Inc.	25,651
6,611	First BanCorp	84,092
814	First Bancorp, Inc. (The)	24,371
1,262	First Bancorp/Southern Pines NC	54,064
611	First Bancshares, Inc. (The)	19,558
1,378	First Busey Corp.	34,064
664	First Business Financial Services, Inc.	24,269
221	First Citizens BancShares, Inc., Class A	167,598
2,520	First Commonwealth Financial Corp.	35,204
512	First Community Bankshares	17,357
3,105	First Financial Bancorp	75,234
3,432	First Financial Bankshares, Inc.	118,061
536	First Financial Corp.	24,699
733	First Financial Northwest, Inc.	10,980
1,155	First Foundation, Inc.	16,551
1,512	First Hawaiian, Inc.	39,372
12,573	First Horizon Corp.	308,038

Shares		Value
Common Stocks, continued
Banks, continued
3,226	First Interstate BancSystem, Inc., Class A	$124,685
1,606	First Merchants Corp.	66,023
660	First Mid Bancshares, Inc.	21,173
1,573	First of Long Island Corp. (The)	28,314
1,741	First Republic Bank	212,210
2,253	Flushing Financial Corp.	43,663
5,044	Fulton Financial Corp.	84,891
769	German American Bancorp, Inc.	28,684
2,814	Glacier Bancorp, Inc.	139,068
397	Great Southern Bancorp, Inc.	23,618
2,782	Hancock Whitney Corp.	134,621
2,408	Hanmi Financial Corp.	59,598
1,642	HarborOne Bancorp, Inc.	22,824
44	Hawthorn Bancshares, Inc.	958
636	HBT Financial, Inc.	12,447
1,853	Heartland Financial USA, Inc.	86,387
1,197	Heritage Financial Corp.	36,676
2,010	Hertiage Commerce Corp.	26,130
2,750	Hilltop Holdings, Inc.	82,527
4,922	Home Bancshares, Inc.	112,172
484	Hometrust Bancshares, Inc.	11,698
4,470	Hope BanCorp, Inc.	57,261
1,071	Horizon Bancorp, Inc.	16,151
17,788	Huntington Bancshares, Inc.	250,811
1,236	Independent Bank Corp. Massachusetts	104,355
855	Independent Bank Corp. Michigan	20,452
1,169	Independent Bank Group, Inc.	70,234
1,836	International Bancshares Corp.	84,015
30,597	JPMorgan Chase & Co.	4,103,058
13,247	KeyCorp	230,763
1,465	Lakeland Bancorp, Inc.	25,799
582	Lakeland Financial Corp.	42,469
579	Landmark Bancorp, Inc.	13,103
712	LCNB Corp.	12,816
1,274	Live Oak Bancshares, Inc.	38,475
2,500	M&T Bank Corp.	362,650
2,571	Macatawa Bank Corp.	28,358
472	Mercantile Bank Corp.	15,803
241	Midland States BanCorp, Inc.	6,415
638	MidWestone Financial Group, Inc.	20,256
702	National Bank Holdings Corp.	29,533
514	National Bankshares, Inc.	20,714
1,264	NBT Bancorp, Inc.	54,883
373	Nicolet Bankshares, Inc.*	29,762
510	Northrim Bancorp, Inc.	27,831
511	Norwood Financial Corp.	17,088
2,292	OFG Bancorp	63,168
440	Ohio Valley Banc Corp.	11,625
9,356	Old National Bancorp	168,221
2,225	Old Second Bancorp, Inc.	35,689
550	Origin Bancorp, Inc.	20,185
638	Orrstown Financial Services, Inc.	14,776
2,518	Pacific Premier Bancorp, Inc.	79,468
2,447	PacWest Bancorp	56,159
467	Park National Corp.	65,730
1,165	Peapack-Gladstone Financial Corp.	43,361
546	Penns Woods Bancorp, Inc.	14,534

See accompanying notes to the financial statements.

5

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Banks, continued
608	Peoples Bancorp of North Carolina, Inc.	$19,796
1,117	Peoples Bancorp, Inc.	31,555
1,752	Pinnacle Financial Partners, Inc.	128,597
3,044	PNC Financial Services Group, Inc. (The)	480,769
1,986	Popular, Inc.	131,712
432	Preferred Bank Los Angeles	32,236
707	Primis Financial Corp.	8,378
2,191	Prosperity Bancshares, Inc.	159,242
606	QCR Holdings, Inc.	30,082
487	Rbb BanCorp	10,154
13,669	Regions Financial Corp.	294,704
1,373	Renasant Corp.	51,611
917	Republic Bancorp, Inc., Class A	37,524
869	S&T Bancorp, Inc.	29,702
296	Salisbury Bancorp, Inc.	9,294
1,366	Sandy Spring Bancorp, Inc.	48,124
1,366	Seacoast Banking Corp of Florida	42,606
1,110	ServisFirst Bancshares, Inc.	76,490
1,113	Shore Bancshares, Inc.	19,400
1,028	Sierra Bancorp	21,835
784	Signature Bank	90,332
3,102	Simmons First National Corp., Class A	66,941
950	Southside Bancshares, Inc.	34,190
1,770	SouthState Corp.	135,157
2,578	Stellar Bancorp, Inc.	75,948
527	Stock Yards Bancorp, Inc.	34,244
557	Summit Financial Group, Inc.	13,864
702	SVB Financial Group*	161,558
3,723	Synovus Financial Corp.	139,799
1,633	Texas Capital Bancshares, Inc.*	98,486
490	Tompkins Financial Corp.	38,014
2,209	TowneBank	68,126
820	TriCo Bancshares	41,812
1,001	Triumph Financial, Inc.*	48,919
9,462	Truist Financial Corp.	407,150
1,695	Trustmark Corp.	59,172
14,586	U.S. Bancorp	636,095
1,375	UMB Financial Corp.	114,840
6,312	Umpqua Holdings Corp.	112,669
3,681	United Bankshares, Inc.	149,044
1,942	United Community Banks, Inc.	65,640
1,190	United Security Bancshares	8,699
42	Unity Bancorp, Inc.	1,148
850	Univest Financial Corp.	22,210
9,343	Valley National Bancorp	105,669
690	Veritex Holdings, Inc.	19,375
501	Washington Trust Bancorp, Inc.	23,637
4,185	Webster Financial Corp.	198,118
30,047	Wells Fargo & Co.	1,240,641
1,645	WesBanco, Inc.	60,832
1,062	West BanCorp, Inc.	27,134
685	Westamerica BanCorp	40,422
2,129	Western Alliance Bancorp	126,803
1,524	Wintrust Financial Corp.	128,808
3,716	Zions Bancorp	182,679

		21,482,694

Shares		Value
Common Stocks, continued
Beverages (1.5%):
145	Boston Beer Co., Inc. (The), Class A*	$47,780
1,105	Brown-Forman Corp., Class A	72,665
3,136	Brown-Forman Corp., Class B	205,972
374	Celsius Holdings, Inc.*	38,911
31,967	Coca-Cola Co. (The)	2,033,421
179	Coca-Cola Consolidated, Inc.	91,712
919	Constellation Brands, Inc., Class A	212,978
1,381	Duckhorn Portfolio, Inc. (The)*	22,883
4,758	Keurig Dr Pepper, Inc.	169,670
615	MGP Ingredients, Inc.	65,424
2,230	Molson Coors Brewing Co., Class B	114,890
1,888	Monster Beverage Corp.*	191,689
1,621	National Beverage Corp.*	75,425
13,728	PepsiCo, Inc.	2,480,101

		5,823,521

Biotechnology (2.8%):
16,653	AbbVie, Inc.	2,691,291
2,144	ACADIA Pharmaceuticals, Inc.*	34,132
3,964	Adverum Biotechnologies, Inc.*	2,297
436	Agios Pharmaceuticals, Inc.*	12,243
1,012	Alkermes plc*	26,444
2,313	Allogene Therapeutics, Inc.*	14,549
471	Alnylam Pharmaceuticals, Inc.*	111,933
4,988	Amgen, Inc.	1,310,048
955	AnaptysBio, Inc.*	29,595
990	Arcus Biosciences, Inc.*	20,473
1,907	Atara Biotherapeutics, Inc.*	6,255
1,917	Biogen, Inc.*	530,856
2,087	BioMarin Pharmaceutical, Inc.*	215,984
1,469	Bluebird Bio, Inc.*	10,165
1,208	Blueprint Medicines Corp.*	52,922
723	CareDx, Inc.*	8,249
1,101	Celldex Therapeutics, Inc.*	49,072
718	Concert Pharmaceuticals, Inc.*	4,193
906	CRISPR Therapeutics AG*	36,829
1,534	Denali Therapeutics, Inc.*	42,661
2,000	Dynavax Technologies Corp.*^	21,280
233	Eagle Pharmaceuticals, Inc.*	6,811
1,370	Editas Medicine, Inc.*	12,152
1,656	Emergent BioSolutions, Inc.*	19,557
585	Enanta Pharmaceuticals, Inc.*	27,214
1,700	Exact Sciences Corp.*	84,167
6,966	Exelixis, Inc.*	111,735
567	Fate Therapeutics, Inc.*	5,721
1,432	G1 Therapeutics, Inc.*	7,776
14,500	Gilead Sciences, Inc.	1,244,825
2,867	Halozyme Therapeutics, Inc.*	163,132
1,961	Incyte Corp.*	157,508
961	Intellia Therapeutics, Inc.*	33,529
1,964	Ionis Pharmaceuticals, Inc.*	74,180
2,315	Iovance Biotherapeutics, Inc.*	14,793
2,568	Ironwood Pharmaceuticals, Inc.*	31,818
200	Kodiak Sciences, Inc.*	1,432
367	Krystal Biotech, Inc.*	29,074
1,263	Kura Oncology, Inc.*	15,674
757	Kymera Therapeutics, Inc.*	18,895
340	Ligand Pharmaceuticals, Inc.*	22,712

See accompanying notes to the financial statements.

6

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Biotechnology, continued
1,449	Macrogenics, Inc.*	$9,723
710	Mirati Therapeutics, Inc.*	32,170
4,559	Moderna, Inc.*	818,888
2,351	Myriad Genetics, Inc.*	34,113
715	Neurocrine Biosciences, Inc.*	85,400
10,235	OPKO Health, Inc.*	12,794
9,565	PDL BioPharma, Inc.*	25,443
1,720	Prothena Corp. plc*	103,630
1,074	Regeneron Pharmaceuticals, Inc.*	774,880
895	REGENXBIO, Inc.*	20,299
1,529	Relay Therapeutics, Inc.*	22,843
1,975	REVOLUTION Medicines, Inc.*	47,044
1,053	Rhythm Pharmaceuticals, Inc.*	30,663
1,042	Rocket Pharmaceuticals, Inc.*	20,392
1,793	Sage Therapeutics, Inc.*	68,385
2,916	Sangamo Therapeutics, Inc.*	9,156
660	Sarepta Therapeutics, Inc.*	85,523
1,210	Seagen, Inc.*	155,497
2,126	Spectrum Pharmaceuticals, Inc.*	783
602	SpringWorks Therapeutics, Inc.*	15,658
1,803	Syndax Pharmaceuticals, Inc.*	45,886
900	Twist Bioscience Corp.*	21,429
1,104	Ultragenyx Pharmaceutical, Inc.*	51,148
725	United Therapeutics Corp.*	201,615
1,179	Vanda Pharmaceuticals, Inc.*	8,713
1,543	Vertex Pharmaceuticals, Inc.*	445,588
1,246	Xencor, Inc.*	32,446

		10,494,285

Building Products (1.0%):
2,754	A O Smith Corp.	157,639
1,062	AAON, Inc.	79,990
1,573	Advanced Drainage Systems, Inc.	128,939
1,795	Allegion plc	188,942
515	American Woodmark Corp.*	25,163
1,085	Apogee Enterprises, Inc.	48,239
1,077	Armstrong World Industries, Inc.	73,871
3,106	AZEK Co., Inc. (The)*	63,114
4,473	Builders FirstSource, Inc.*	290,208
723	Carlisle Cos., Inc.	170,375
11,181	Carrier Global Corp.	461,216
547	Csw Industrials, Inc.	63,414
2,444	Fortune Brands Innovations, Inc.	139,577
715	Gibraltar Industries, Inc.*	32,804
1,993	Griffon Corp.	71,329
1,250	Hayward Holdings, Inc.*	11,750
1,209	Insteel Industries, Inc.	33,272
2,135	JELD-WEN Holding, Inc.*	20,603
3,721	Johnson Controls International plc	238,144
617	Lennox International, Inc.	147,605
2,484	Masco Corp.	115,928
681	Masonite International Corp.*	54,895
2,444	Masterbrand, Inc.*	18,452
2,995	Owens Corning	255,474
1,379	PGT Innovations, Inc.*	24,767
1,160	Quanex Building Products Corp.	27,469
3,728	Resideo Technologies, Inc.*	61,326
1,119	Simpson Manufacturing Co., Inc.	99,211

Shares		Value
Common Stocks, continued
Building Products, continued
2,113	Trane Technologies plc	$355,174
1,485	Trex Co., Inc.*	62,860
1,914	UFP Industries, Inc.	151,684
2,409	Zurn Elkay Water Solutions Corp.	50,950

		3,724,384

Capital Markets (3.1%):
837	Affiliated Managers Group, Inc.	132,606
1,753	Ameriprise Financial, Inc.	545,832
826	Ares Management Corp., Class A	56,531
1,585	Artisan Partners Asset Management, Inc., Class A	47,075
1,095	AssetMark Financial Holdings, Inc.*	25,185
734	B Riley Financial, Inc.	25,103
6,009	Bank of New York Mellon Corp. (The)	273,530
9,837	BGC Partners, Inc., Class A	37,085
1,088	BlackRock, Inc., Class A	770,989
4,413	Blackstone, Inc., Class A	327,400
2,377	Blucora, Inc.*	60,685
902	Brightsphere Investment Group, Inc.	18,563
6,294	Carlyle Group, Inc. (The)	187,813
1,257	Cboe Global Markets, Inc.	157,716
7,675	Charles Schwab Corp. (The)	639,020
1,955	CME Group, Inc.	328,753
1,396	Cohen & Steers, Inc.	90,126
190	Diamond Hill Investment Group	35,154
1,791	Donnelley Financial Solutions, Inc.*	69,222
379	FactSet Research Systems, Inc.	152,059
3,404	Federated Hermes, Inc., Class B	123,599
5,820	Franklin Resources, Inc.	153,532
2,787	Goldman Sachs Group, Inc. (The)	957,000
255	Greenhill & Co., Inc.	2,614
569	Hamilton Lane, Inc.	36,348
211	Hennessy Advisors, Inc.	1,772
1,585	Houlihan Lokey, Inc.	138,149
693	Interactive Brokers Group, Inc., Class A	50,139
2,995	Intercontinental Exchange, Inc.	307,257
9,972	Invesco, Ltd.	179,396
4,134	Janus Henderson Group plc	97,232
4,221	KKR & Co., Inc., Class A	195,939
2,997	Lazard, Ltd., Class A	103,906
1,018	LPL Financial Holdings, Inc.	220,061
337	MarketAxess Holdings, Inc.	93,986
1,075	Moelis & Co., Class A	41,248
1,496	Moody’s Corp.	416,816
13,808	Morgan Stanley	1,173,956
806	Morningstar, Inc.	174,572
583	MSCI, Inc.	271,194
4,695	Nasdaq, Inc.	288,038
2,692	Northern Trust Corp.	238,215
365	Oppenheimer Holdings, Inc., Class A	15,450
613	Piper Sandler Cos.	79,806
394	PJT Partners, Inc.	29,034
2,737	Raymond James Financial, Inc.	292,448
4,238	Robinhood Markets, Inc., Class A*	34,497
1,896	S&P Global, Inc.	635,046
3,335	SEI Investments Co.	194,430
660	Silvercrest Asset Management Group, Inc., Class A	12,388
4,353	State Street Corp.	337,662

See accompanying notes to the financial statements.

7

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Capital Markets, continued
2,748	Stifel Financial Corp.	$160,401
597	StoneX Group, Inc.*	56,894
3,338	T. Rowe Price Group, Inc.	364,042
800	Tradeweb Markets, Inc., Class A	51,944
1,275	Victory Capital Holdings, Inc., Class A	34,208
2,529	Virtu Financial, Inc., Class A	51,617
154	Virtus Investment Partners, Inc.	29,482
425	Westwood Holdings, Inc.	4,732
3,476	WisdomTree, Inc.	18,944

		11,648,441

Chemicals (2.4%):
1,366	AdvanSix, Inc.	51,935
1,374	Air Products and Chemicals, Inc.	423,549
980	Albemarle Corp.	212,523
1,157	American Vanguard Corp.	25,119
994	Ashland, Inc.	106,885
2,333	Avient Corp.	78,762
5,056	Axalta Coating Systems, Ltd.*	128,776
538	Balchem Corp.	65,695
1,642	Cabot Corp.	109,751
2,236	Celanese Corp.	228,609
3,882	CF Industries Holdings, Inc.	330,746
328	Chase Corp.	28,293
4,033	Chemours Co. (The)	123,490
578	Core Molding Technologies, Inc.*	7,508
5,660	Corteva, Inc.	332,695
14,175	Dow, Inc.	714,278
5,587	DuPont de Nemours, Inc.	383,436
1,980	Eastman Chemical Co.	161,251
1,417	Ecolab, Inc.	206,259
1,630	Ecovyst, Inc.*	14,442
7,787	Element Solutions, Inc.	141,646
1,241	FMC Corp.	154,877
3,222	Futurefuel Corp.	26,195
1,438	H.B. Fuller Co.	102,990
5,566	Huntsman Corp.	152,954
962	Ingevity Corp.*	67,763
571	Innospec, Inc.	58,733
2,916	International Flavors & Fragrances, Inc.	305,713
1,037	Intrepid Potash, Inc.*	29,938
783	Koppers Holdings, Inc.	22,081
2,011	Kronos Worldwide, Inc.	18,903
3,686	Linde plc	1,202,300
2,160	Livent Corp.*	42,919
1,603	LSB Industries, Inc.*	21,320
7,530	LyondellBasell Industries NV, Class A	625,216
971	Minerals Technologies, Inc.	58,959
6,939	Mosaic Co. (The)	304,414
301	NewMarket Corp.	93,644
4,819	Olin Corp.	255,118
2,364	Orion Engineered Carbons SA	42,103
2,287	PPG Industries, Inc.	287,567
117	Quaker Chemical Corp.	19,527
3,631	Rayonier Advanced Materials, Inc.*	34,858
1,718	RPM International, Inc.	167,419
1,131	Scotts Miracle-Gro Co. (The)	54,955
1,042	Sensient Technologies Corp.	75,983

Shares		Value
Common Stocks, continued
Chemicals, continued
2,297	Sherwin-Williams Co. (The)	$545,147
569	Stepan Co.	60,576
1,070	Tredegar Corp.	10,935
1,279	Trinseo PLC	29,046
4,906	Tronox Holdings plc, Class A	67,261
2,580	Valvoline, Inc.	84,237
4,276	Venator Materials plc*	2,309
1,774	Westlake Corp.	181,906

		9,083,514

Commercial Services & Supplies (0.9%):
1,913	ABM Industries, Inc.	84,975
2,927	ACCO Brands Corp.	16,362
1,067	Brady Corp., Class A	50,256
844	Brink’s Co. (The)	45,331
1,028	Casella Waste Systems, Inc.*	81,531
2,003	CECO Environmental Corp.*	23,395
518	Cimpress plc*	14,302
753	Cintas Corp.	340,070
433	Civeo Corp.*	13,466
1,494	Clean Harbors, Inc.*	170,495
5,206	Copart, Inc.*	316,993
859	Deluxe Corp.	14,586
1,613	Ennis, Inc.	35,744
2,148	Healthcare Services Group, Inc.	25,776
1,042	Heritage-Crystal Clean, Inc.*	33,844
1,467	HNI Corp.	41,707
2,623	IAA, Inc.*	104,920
2,041	Interface, Inc.	20,145
5,118	KAR Auction Services, Inc.*	66,790
2,829	Kimball International, Inc., Class B	18,389
919	Matthews International Corp., Class A	27,974
1,866	MillerKnoll, Inc.	39,205
406	MSA Safety, Inc.	58,541
1,552	NL Industries, Inc.	10,569
4,238	Pitney Bowes, Inc.	16,104
2,606	Quad Graphics, Inc.*	10,633
2,027	Republic Services, Inc.	261,463
4,253	Rollins, Inc.	155,405
503	SP Plus Corp.*	17,464
2,563	Steelcase, Inc., Class A	18,120
2,286	Stericycle, Inc.*	114,049
1,039	Tetra Tech, Inc.	150,852
542	UniFirst Corp.	104,601
1,003	Viad Corp.*	24,463
824	Vse Corp.	38,629
4,883	Waste Management, Inc.	766,045

		3,333,194

Communications Equipment (0.8%):
1,069	ADTRAN Holdings, Inc.	20,086
752	Applied Optoelectronics, Inc.*	1,421
1,277	Arista Networks, Inc.*	154,964
1,829	CalAmp Corp.*	8,194
644	Calix, Inc.*	44,069
2,888	Ciena Corp.*	147,230
34,156	Cisco Systems, Inc.	1,627,192
6,102	CommScope Holding Co., Inc.*	44,850

See accompanying notes to the financial statements.

8

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Communications Equipment, continued
756	Comtech Telecommunications Corp.	$9,178
1,262	Digi International, Inc.*	46,126
1,189	EMCORE Corp.*	1,144
868	F5, Inc.*	124,567
2,194	Harmonic, Inc.*	28,741
2,944	Infinera Corp.*	19,843
441	InterDigital, Inc.	21,821
5,828	Juniper Networks, Inc.	186,263
909	KVH Industries, Inc.*	9,290
1,533	Lumentum Holdings, Inc.*	79,977
1,185	Motorola Solutions, Inc.	305,386
1,010	NETGEAR, Inc.*	18,291
1,838	NetScout Systems, Inc.*	59,753
3,679	Ribbon Communications, Inc.*	10,264
2,004	ViaSat, Inc.*	63,427
4,098	Viavi Solutions, Inc.*	43,070

		3,075,147

Construction & Engineering (0.5%):
1,401	AECOM	118,987
673	Ameresco, Inc., Class A*	38,455
3,778	API Group Corp.*	71,064
1,062	Arcosa, Inc.	57,709
455	Argan, Inc.	16,780
1,049	Comfort Systems USA, Inc.	120,719
1,213	Construction Partners, Inc., Class A*	32,375
710	Dycom Industries, Inc.*	66,456
1,291	EMCOR Group, Inc.	191,210
2,848	Fluor Corp.*	98,712
1,277	Granite Construction, Inc.	44,784
2,266	Great Lakes Dredge & Dock Corp.*	13,483
656	IES Holdings, Inc.*	23,334
1,682	MasTec, Inc.*	143,525
1,750	Matrix Service Co.*	10,885
5,409	MDU Resources Group, Inc.	164,109
487	MYR Group, Inc.*	44,838
346	NV5 Global, Inc.*	45,783
2,101	Orion Group Holdings, Inc.*	5,000
2,465	Primoris Services Corp.	54,082
1,798	Quanta Services, Inc.	256,215
888	Sterling Infrastructure, Inc.*	29,126
1,648	Tutor Perini Corp.*	12,443
568	Valmont Industries, Inc.	187,821
4,673	WillScot Mobile Mini Holdings Corp.*	211,080

		2,058,975

Construction Materials (0.2%):
961	Eagle Materials, Inc.	127,669
754	Martin Marietta Materials, Inc.	254,829
3,328	Summit Materials, Inc., Class A*	94,482
131	U.S. Lime & Minerals, Inc.	18,440
1,485	Vulcan Materials Co.	260,038

		755,458

Consumer Finance (0.9%):
6,825	Ally Financial, Inc.	166,871
5,736	American Express Co.	847,494
4,446	Capital One Financial Corp.	413,300
1,912	Consumer Portfolio Services, Inc.*	16,921

Shares		Value
Common Stocks, continued
Consumer Finance, continued
490	Credit Acceptance Corp.*^	$232,456
6,177	Discover Financial Services	604,296
950	Encore Capital Group, Inc.*	45,543
1,657	Enova International, Inc.*	63,579
3,948	EZCORP, Inc., Class A*	32,176
1,170	FirstCash Holdings, Inc.	101,685
1,425	Green Dot Corp., Class A*	22,544
5,431	LendingClub Corp.*	47,793
5,938	Navient Corp.	97,680
543	Nelnet, Inc., Class A	49,277
750	Nicholas Financial, Inc.*	4,733
4,313	OneMain Holdings, Inc.	143,666
1,392	PRA Group, Inc.*	47,022
2,187	PROG Holdings, Inc.*	36,938
568	Regional Mgmt Corp.	15,949
10,574	SLM Corp.	175,528
10,054	Synchrony Financial	330,375
237	World Acceptance Corp.*	15,628

		3,511,454

Containers & Packaging (0.7%):
21,700	Amcor plc	258,447
1,523	AptarGroup, Inc.	167,500
1,254	Avery Dennison Corp.	226,974
3,835	Ball Corp.	196,122
4,390	Berry Global Group, Inc.	265,288
2,418	Crown Holdings, Inc.	198,784
10,400	Graphic Packaging Holding Co.	231,400
930	Greif, Inc., Class A	62,366
710	Greif, Inc., Class B	55,543
5,221	International Paper Co.	180,803
1,253	Myers Industries, Inc.	27,854
5,063	O-I Glass, Inc.*	83,894
1,879	Packaging Corp. of America	240,343
2,082	Sealed Air Corp.	103,850
3,830	Silgan Holdings, Inc.	198,547
2,780	Sonoco Products Co.	168,774
1,022	TriMas Corp.	28,350
3,552	Westrock Co.	124,888

		2,819,727

Distributors (0.2%):
1,267	Funko, Inc., Class A*	13,823
1,853	Genuine Parts Co.	321,514
3,391	LKQ Corp.	181,113
490	Pool Corp.	148,142
811	Weyco Group, Inc.	17,161

		681,753

Diversified Consumer Services (0.3%):
9,468	ADT, Inc.	85,875
1,249	Adtalem Global Education, Inc.*	44,339
541	American Public Education, Inc.*	6,649
927	Bright Horizons Family Solutions, Inc.*	58,494
418	Carriage Services, Inc.	11,512
1,372	Chegg, Inc.*	34,670
1,826	Frontdoor, Inc.*	37,981
112	Graham Holdings Co., Class B	67,672
875	Grand Canyon Education, Inc.*	92,452

See accompanying notes to the financial statements.

9

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Diversified Consumer Services, continued
3,465	H&R Block, Inc.	$126,507
3,406	Laureate Education, Inc.	32,766
2,522	Perdoceo Education Corp.*	35,056
1,293	PowerSchool Holdings, Inc.*	29,842
3,783	Service Corp. International	261,557
825	Strategic Education, Inc.	64,614
1,002	Stride, Inc.*	31,343
1,696	Universal Technical Institute, Inc.*	11,397
1,419	WW International, Inc.*	5,477

		1,038,203

Diversified Financial Services (1.4%):
5,097	Apollo Global Management, Inc.	325,138
13,439	Berkshire Hathaway, Inc., Class B*	4,151,307
2,704	Cannae Holdings, Inc.*	55,837
8,122	Equitable Holdings, Inc.	233,101
1,543	Jackson Financial, Inc., Class A	53,681
5,286	Jefferies Financial Group, Inc.	181,204
2,777	Voya Financial, Inc.	170,758

		5,171,026

Diversified Telecommunication Services (1.2%):
398	Anterix, Inc.*	12,804
75,599	AT&T, Inc.	1,391,777
461	ATN International, Inc.	20,888
857	Cogent Communications Holdings, Inc.	48,917
4,558	Consolidated Communications Holdings, Inc.*	16,318
1,548	EchoStar Corp., Class A*	25,821
1,703	Frontier Communications Parent, Inc.*	43,392
1,080	IDT Corp.*	30,424
3,009	Iridium Communications, Inc.*	154,662
26,553	Lumen Technologies, Inc.	138,607
72,623	Verizon Communications, Inc.	2,861,346

		4,744,956

Electric Utilities (1.6%):
925	ALLETE, Inc.	59,672
2,285	Alliant Energy Corp.	126,155
3,720	American Electric Power Co., Inc.	353,214
1,163	Avangrid, Inc.	49,986
2,343	Constellation Energy Corp.	201,990
5,521	Duke Energy Corp.	568,608
3,306	Edison International	210,328
2,041	Entergy Corp.	229,612
2,102	Evergy, Inc.	132,279
3,330	Eversource Energy	279,187
7,030	Exelon Corp.	303,907
5,033	FirstEnergy Corp.	211,084
1,272	Genie Energy, Ltd., Class B	13,152
2,581	Hawaiian Electric Industries, Inc.	108,015
1,176	IDACORP, Inc.	126,832
734	MGE Energy, Inc.	51,674
13,851	NextEra Energy, Inc.	1,157,944
6,930	NRG Energy, Inc.	220,513
3,897	OGE Energy Corp.	154,126
737	Otter Tail Corp.	43,269
16,446	PG&E Corp.*	267,412
1,787	Pinnacle West Capital Corp.	135,883
1,704	PNM Resources, Inc.	83,138

Shares		Value
Common Stocks, continued
Electric Utilities, continued
2,036	Portland General Electric Co.	$99,764
7,492	PPL Corp.	218,916
7,460	Southern Co. (The)	532,719
3,977	Xcel Energy, Inc.	278,827

		6,218,206

Electrical Equipment (0.8%):
888	Acuity Brands, Inc.	147,062
424	Allied Motion Technologies, Inc.	14,759
2,435	AMETEK, Inc.	340,218
1,155	Atkore, Inc.*	131,000
394	AZZ, Inc.	15,839
2,912	Eaton Corp. plc	457,038
3,364	Emerson Electric Co.	323,146
823	Encore Wire Corp.	113,212
1,180	EnerSys	87,131
9,782	FuelCell Energy, Inc.*	27,194
736	Generac Holdings, Inc.*	74,086
5,506	GrafTech International, Ltd.	26,209
1,280	Hubbell, Inc.	300,390
1,831	LSI Industries, Inc.	22,411
3,947	nVent Electric plc	151,841
79	Pineapple Holdings, Inc.*	184
5,002	Plug Power, Inc.*	61,875
606	Powell Industries, Inc.	21,319
400	Preformed Line Products Co.	33,316
1,374	Regal Rexnord Corp.	164,853
1,092	Rockwell Automation, Inc.	281,266
3,842	Sensata Technologies Holding plc	155,140
4,144	Sunrun, Inc.*	99,539
1,298	Thermon Group Holdings, Inc.*	26,064
742	TPI Composites, Inc.*	7,524
348	Vicor Corp.*	18,705

		3,101,321

Electronic Equipment, Instruments & Components (1.3%):
870	Advanced Energy Industries, Inc.	74,629
4,881	Amphenol Corp., Class A	371,639
2,582	Arlo Technologies, Inc.*	9,063
1,826	Arrow Electronics, Inc.*	190,945
2,249	Avnet, Inc.	93,513
724	Badger Meter, Inc.	78,938
550	Bel Fuse, Inc., Class B	18,106
1,417	Belden, Inc.	101,882
1,054	Benchmark Electronics, Inc.	28,131
1,649	CDW Corp.	294,478
1,600	Cognex Corp.	75,376
1,971	Coherent Corp.*	69,182
10,530	Corning, Inc.	336,328
1,576	CTS Corp.	62,126
2,838	Daktronics, Inc.*	8,003
1,561	Dolby Laboratories, Inc., Class A	110,113
784	ePlus, Inc.*	34,715
839	Fabrinet*	107,577
392	FARO Technologies, Inc.*	11,529
10,032	Flex, Ltd.*	215,287
640	Frequency Electronics, Inc.	4,512
1,048	Insight Enterprises, Inc.*	105,083

See accompanying notes to the financial statements.

10

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
959	IPG Photonics Corp.	$90,788
1,060	Itron, Inc.*	53,689
4,868	Jabil, Inc.	331,998
1,829	Keysight Technologies, Inc.*	312,887
1,603	Kimball Electronics, Inc.*	36,212
2,737	Knowles Corp.*	44,942
546	Littelfuse, Inc.	120,229
790	Methode Electronics, Inc., Class A	35,052
2,559	National Instruments Corp.	94,427
702	Novanta, Inc.*	95,381
594	OSI Systems, Inc.*	47,235
621	PC Connection, Inc.	29,125
800	Plexus Corp.*	82,344
438	Rogers Corp.*	52,271
1,757	Sanmina Corp.*	100,659
738	ScanSource, Inc.*	21,564
1,795	TD SYNNEX Corp.	170,004
2,600	TE Connectivity, Ltd.	298,480
458	Teledyne Technologies, Inc.*	183,159
2,694	Trimble, Inc.*	136,209
3,068	TTM Technologies, Inc.*	46,265
3,363	Vishay Intertechnology, Inc.	72,540
2,080	Vontier Corp.	40,206
448	Zebra Technologies Corp., Class A*	114,872

		5,011,693

Energy Equipment & Services (0.7%):
4,779	Archrock, Inc.	42,915
10,629	Baker Hughes Co.	313,874
519	Bristow Group, Inc.*	14,080
562	Cactus, Inc., Class A	28,246
5,397	ChampionX Corp.	156,459
711	Core Laboratories NV	14,412
562	DMC Global, Inc.*	10,925
1,028	Dril-Quip, Inc.*	27,931
1,095	Expro Group Holdings NV*	19,852
306	Forum Energy Technologies, Inc.*	9,027
760	Geospace Technologies Corp.*	3,207
1,086	Gulf Island Fabrication, Inc.*	5,571
9,819	Halliburton Co.	386,378
4,336	Helix Energy Solutions Group, Inc.*	32,000
2,727	Helmerich & Payne, Inc.	135,177
2,181	Liberty Oilfield Services, Inc., Class A	34,918
1,436	Mammoth Energy Services, Inc.*	12,421
359	Nabors Industries, Ltd.*	55,598
935	Natural Gas Services Group*	10,715
4,799	Newpark Resources, Inc.*	19,916
8,513	NexTier Oilfield Solutions, Inc.*	78,660
900	Noble Corp. PLC*	33,939
8,395	NOV, Inc.	175,372
3,444	Oceaneering International, Inc.*	60,236
3,066	Oil States International, Inc.*	22,872
6,531	Patterson-UTI Energy, Inc.	109,982
2,684	Propetro Holding Corp.*	27,833
4,475	RPC, Inc.	39,783
8,661	Schlumberger, Ltd.	463,017
493	SEACOR Marine Holdings, Inc.*	4,516
3,974	Select Energy Services, Inc.	36,720

Shares		Value
Common Stocks, continued
Energy Equipment & Services, continued
13,590	TechnipFMC plc*	$165,662
4,086	TETRA Technologies, Inc.*	14,138
2,510	Tidewater, Inc.*	92,494
14,584	Transocean, Ltd.*	66,503
4,546	U.S. Silica Holdings, Inc.*	56,825
489	Valaris, Ltd.*	33,066
780	Weatherford International plc*	39,718

		2,854,958

Entertainment (1.0%):
5,649	Activision Blizzard, Inc.	432,431
2,561	Cinemark Holdings, Inc.*	22,178
2,633	Electronic Arts, Inc.	321,700
873	Endeavor Group Holdings, Inc.*	19,677
1,045	Imax Corp.*	15,320
247	Liberty Media Corp.-Liberty Braves, Class A*	8,069
527	Liberty Media Corp.-Liberty Braves, Class C*	16,985
619	Liberty Media Corp-Liberty Formula One, Class A*	33,073
2,037	Liberty Media Corp-Liberty Formula One, Class C*	121,772
2,111	Lions Gate Entertainment Corp., Class A*	12,054
2,411	Lions Gate Entertainment Corp., Class B*	13,092
2,071	Live Nation Entertainment, Inc.*	144,431
894	Madison Square Garden Entertainment Corp.*	40,203
369	Madison Square Garden Sports Corp., Class A	67,649
1,459	Marcus Corp.	20,995
2,368	Netflix, Inc.*	698,276
3,472	Playtika Holding Corp.*	29,547
1,419	Reading International, Inc., Class A*	3,931
598	ROBLOX Corp., Class A*	17,019
454	Roku, Inc.*	18,478
823	Spotify Technology SA*	64,976
1,891	Take-Two Interactive Software, Inc.*	196,910
11,584	Walt Disney Co. (The)*	1,006,418
26,487	Warner Bros Discovery, Inc.*	251,097
1,420	Warner Music Group Corp.	49,728
1,208	World Wrestling Entertainment, Inc., Class A	82,772

		3,708,781

Food & Staples Retailing (1.6%):
1,374	Albertsons Cos., Inc., Class A	28,497
3,262	BJ’s Wholesale Club Holdings, Inc.*	215,814
998	Casey’s General Stores, Inc.	223,901
3,697	Costco Wholesale Corp.	1,687,680
650	Grocery Outlet Holding Corp.*	18,973
613	Ingles Markets, Inc., Class A	59,130
15,716	Kroger Co. (The)	700,619
1,720	Natural Grocers by Vitamin Cottage, Inc.	15,721
3,349	Performance Food Group Co.*	195,548
678	PriceSmart, Inc.	41,209
1,048	SpartanNash Co.	31,692
4,494	Sprouts Farmers Market, Inc.*	145,471
4,671	Sysco Corp.	357,098
1,610	The Andersons, Inc.	56,334
1,143	The Chefs’ Warehouse, Inc.*	38,039
1,907	United Natural Foods, Inc.*	73,820
5,735	US Foods Holding Corp.*	195,105
738	Village Super Market, Inc., Class A	17,188
8,238	Walgreens Boots Alliance, Inc.	307,772

See accompanying notes to the financial statements.

11

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Food & Staples Retailing, continued
12,188	Walmart, Inc.	$1,728,136
857	Weis Markets, Inc.	70,523

		6,208,270

Food Products (1.5%):
3,905	Archer-Daniels-Midland Co.	362,579
2,035	B&G Foods, Inc.^	22,690
2,357	Bunge, Ltd.	235,158
270	Calavo Growers, Inc.	7,938
1,477	Cal-Maine Foods, Inc.	80,423
4,734	Campbell Soup Co.	268,655
5,882	Conagra Brands, Inc.	227,633
2,701	Darling Ingredients, Inc.*	169,056
1,004	Farmer Brothers Co.*	4,628
5,664	Flowers Foods, Inc.	162,783
1,375	Fresh Del Monte Produce, Inc.	36,011
640	Freshpet, Inc.*	33,773
5,036	General Mills, Inc.	422,269
2,709	Hain Celestial Group, Inc. (The)*	43,832
1,341	Hershey Co. (The)	310,535
4,488	Hormel Foods Corp.	204,428
3,521	Hostess Brands, Inc.*	79,011
1,610	Ingredion, Inc.	157,667
376	J & J Snack Foods Corp.	56,291
1,263	JM Smucker Co. (The)	200,135
300	John B Sanfilippo & Son, Inc.	24,396
5,023	Kellogg Co.	357,839
5,691	Kraft Heinz Co. (The)	231,681
2,371	Lamb Weston Holdings, Inc.	211,873
452	Lancaster Colony Corp.	89,180
1,028	Lifecore Biomedical, Inc.*	6,662
2,497	McCormick & Co.	206,976
778	McCormick & Co., Inc.	63,928
7,023	Mondelez International, Inc., Class A	468,083
3,553	Pilgrim’s Pride Corp.*	84,313
1,836	Post Holdings, Inc.*	165,717
29	Seaboard Corp.	109,481
266	Seneca Foods Corp., Class A*	16,213
2,245	Simply Good Foods Co. (The)*	85,377
900	Tootsie Roll Industries, Inc.	38,313
1,535	TreeHouse Foods, Inc.*	75,798
4,120	Tyson Foods, Inc., Class A	256,470

		5,577,795

Gas Utilities (0.2%):
1,298	Atmos Energy Corp.	145,467
273	Chesapeake Utilities Corp.	32,263
2,171	National Fuel Gas Co.	137,424
2,685	New Jersey Resources Corp.	133,230
620	Northwest Natural Holding Co.	29,506
1,069	ONE Gas, Inc.	80,945
232	RGC Resources, Inc.	5,116
1,202	South Jersey Industries, Inc.	42,707
944	Southwest Gas Holdings, Inc.	58,415
912	Spire, Inc.	62,800
4,064	UGI Corp.	150,652

		878,525

Shares		Value
Common Stocks, continued
Health Care (0.0%†):
129	Omniab, Inc. — Vesting 12.5*(a)(b)	$—
129	Omniab, Inc. — Vesting 15*(a)(b)	—

		—

Health Care Equipment & Supplies (2.4%):
12,151	Abbott Laboratories	1,334,058
2,269	Accuray, Inc.*	4,742
345	Align Technology, Inc.*	72,761
912	AngioDynamics, Inc.*	12,558
955	Anika Therapeutics, Inc.*	28,268
1,619	Artivion, Inc.*	19,622
707	AtriCure, Inc.*	31,377
36	Atrion Corp.	20,140
991	Avanos Medical, Inc.*	26,817
744	Axonics, Inc.*	46,522
5,209	Baxter International, Inc.	265,503
1,470	Becton Dickinson and Co.	373,821
7,829	Boston Scientific Corp.*	362,248
629	CONMED Corp.	55,755
507	Cooper Cos., Inc. (The)	167,650
3,956	Danaher Corp.	1,050,002
3,528	DENTSPLY SIRONA, Inc.	112,332
1,128	Dexcom, Inc.*	127,735
3,086	Edwards Lifesciences Corp.*	230,246
294	Embecta Corp.	7,435
1,056	Enovis Corp.*	56,517
2,838	Envista Holdings Corp.*	95,555
946	Glaukos Corp.*	41,321
1,691	Globus Medical, Inc.*	125,591
1,463	Haemonetics Corp.*	115,065
149	Heska Corp.*	9,262
4,985	Hologic, Inc.*	372,928
824	IDEXX Laboratories, Inc.*	336,159
516	Inari Medical, Inc.*	32,797
433	Inogen, Inc.*	8,534
334	Insulet Corp.*	98,326
940	Integer Holdings Corp.*	64,352
1,679	Integra LifeSciences Holdings Corp.*	94,142
1,403	Intuitive Surgical, Inc.*	372,286
1,705	Lantheus Holdings, Inc.*	86,887
809	LeMaitre Vascular, Inc.	37,230
725	LENSAR, Inc.*	2,146
1,168	LivaNova plc*	64,871
509	Masimo Corp.*	75,307
6,947	Medtronic plc	539,921
1,464	Meridian Bioscience, Inc.*	48,619
1,136	Merit Medical Systems, Inc.*	80,224
4,126	Neogen Corp.*	62,839
598	Novocure, Ltd.*	43,863
1,066	NuVasive, Inc.*	43,962
2,205	OraSure Technologies, Inc.*	10,628
566	Orthofix Medical, Inc.*	11,620
466	Penumbra, Inc.*	103,666
696	QuidelOrtho Corp.*	59,626
955	ResMed, Inc.	198,764
624	SeaSpine Holdings Corp.*	5,210
176	Shockwave Medical, Inc.*	36,187
685	STAAR Surgical Co.*	33,250

See accompanying notes to the financial statements.

12

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
1,032	STERIS plc	$190,600
1,764	Stryker Corp.	431,280
110	Surgalign Holdings, Inc.*	216
406	Tandem Diabetes Care, Inc.*	18,250
531	Teleflex, Inc.	132,554
538	UFP Technologies, Inc.*	63,425
227	Utah Medical Products, Inc.	22,820
1,100	Varex Imaging Corp.*	22,330
684	West Pharmaceutical Services, Inc.	160,979
2,179	Zimmer Biomet Holdings, Inc.	277,823
217	Zimvie, Inc.*	2,027

		9,039,551

Health Care Providers & Services (3.2%):
2,284	Acadia Healthcare Co., Inc.*	188,019
343	Addus HomeCare Corp.*	34,125
1,127	Agiliti, Inc.*	18,381
4,366	agilon health, Inc.*	70,467
78	AlerisLife, Inc.*	43
757	Amedisys, Inc.*	63,240
1,881	AmerisourceBergen Corp.	311,700
1,394	AMN Healthcare Services, Inc.*	143,331
1,245	Apollo Medical Holdings, Inc.*	36,840
9,264	Brookdale Senior Living, Inc.*	25,291
4,191	Cardinal Health, Inc.	322,162
4,279	Centene Corp.*	350,921
301	Chemed Corp.	153,639
3,378	Cigna Corp.	1,119,267
5,028	Community Health Systems, Inc.	21,721
318	CorVel Corp.*	46,215
1,177	Cross Country Healthcare, Inc.*	31,273
13,839	CVS Health Corp.	1,289,656
1,553	DaVita, Inc.*	115,962
1,761	Elevance Health, Inc.	903,340
2,542	Encompass Health Corp.	152,037
1,271	Enhabit, Inc.*	16,726
1,085	Ensign Group, Inc. (The)	102,652
571	Fulgent Genetics, Inc.*	17,004
1,772	HCA Healthcare, Inc.	425,209
786	HealthEquity, Inc.*	48,449
2,772	Henry Schein, Inc.*	221,400
975	Humana, Inc.	499,385
1,529	InfuSystem Holdings, Inc.*	13,272
1,274	Laboratory Corp. of America Holdings	300,002
742	LHC Group, Inc.*	119,974
1,101	McKesson Corp.	413,007
564	ModivCare, Inc.*	50,608
835	Molina Healthcare, Inc.*	275,734
575	National Healthcare Corp.	34,212
819	National Research Corp.	30,549
3,895	Oak Street Health, Inc.*	83,781
2,228	Option Care Health, Inc.*	67,041
2,072	Owens & Minor, Inc.*	40,466
3,095	Patterson Cos., Inc.	86,753
1,710	Pediatrix Medical Group, Inc.*	25,411
629	Petiq, Inc.*	5,799
2,269	Premier, Inc., Class A	79,370
861	Progyny, Inc.*	26,820

Shares		Value
Common Stocks, continued
Health Care Providers & Services, continued
1,621	Quest Diagnostics, Inc.	$253,589
4,626	R1 RCM, Inc.*	50,655
1,355	RadNet, Inc.*	25,515
2,778	Select Medical Holdings Corp.	68,978
585	Surgery Partners, Inc.*	16,298
2,695	Tenet Healthcare Corp.*	131,489
792	The Pennant Group, Inc.*	8,696
207	U.S. Physical Therapy, Inc.	16,773
5,855	UnitedHealth Group, Inc.	3,104,204
1,705	Universal Health Services, Inc., Class B	240,217

		12,297,668

Health Care Technology (0.1%):
1,109	Certara, Inc.*	17,822
339	Computer Programs and Systems, Inc.*	9,228
1,873	Evolent Health, Inc., Class A*	52,594
1,357	HealthStream, Inc.*	33,708
1,430	NextGen Healthcare, Inc.*	26,855
574	Omnicell, Inc.*	28,941
928	Schrodinger, Inc.*	17,344
394	Simulations Plus, Inc.	14,409
1,470	Teladoc Health, Inc.*	34,765
705	Veeva Systems, Inc., Class A*	113,773
4,097	Veradigm, Inc.*	72,271

		421,710

Hotels, Restaurants & Leisure (1.9%):
4,796	Aramark	198,267
6	Biglari Holdings, Inc., Class A*	4,134
67	Biglari Holdings, Inc., Class B*	9,300
492	BJ’s Restaurants, Inc.*	12,979
1,554	Bloomin’ Brands, Inc.	31,266
290	Booking Holdings, Inc.*	584,431
1,059	Boyd Gaming Corp.	57,747
970	Brinker International, Inc.*	30,953
1,468	Caesars Entertainment, Inc.*	61,069
9,118	Carnival Corp., Class A*	73,491
2,943	Carrols Restaurant Group, Inc.*	4,002
665	Cheesecake Factory, Inc. (The)	21,087
202	Chipotle Mexican Grill, Inc.*	280,273
767	Choice Hotels International, Inc.	86,395
611	Churchill Downs, Inc.	129,184
429	Chuy’s Holdings, Inc.*	12,141
613	Cracker Barrel Old Country Store, Inc.	58,076
1,913	Darden Restaurants, Inc.	264,625
1,410	Dave & Buster’s Entertainment, Inc.*	49,970
1,239	Denny’s Corp.*	11,411
376	Domino’s Pizza, Inc.	130,246
1,862	DraftKings, Inc.*	21,208
1,288	El Pollo Loco Holdings, Inc.	12,829
757	Expedia Group, Inc.*	66,313
1,277	Fiesta Restaurant Group, Inc.*	9,386
741	Hilton Grand Vacations, Inc.*	28,558
2,080	Hilton Worldwide Holdings, Inc.	262,829
1,051	Hyatt Hotels Corp., Class A*	95,063
323	Jack in the Box, Inc.	22,038
2,311	Las Vegas Sands Corp.*	111,090
1,893	Light & Wonder, Inc., Class A*	110,930

See accompanying notes to the financial statements.

13

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
2,491	Marriott International, Inc., Class A	$370,885
844	Marriott Vacations Worldwide Corp.	113,594
5,177	McDonald’s Corp.	1,364,295
4,916	MGM Resorts International	164,833
341	Nathans Famous, Inc.	22,919
5,162	Norwegian Cruise Line Holdings, Ltd.*	63,183
671	Papa John’s International, Inc.	55,230
2,176	Penn Entertainment, Inc.*	64,627
1,693	Planet Fitness, Inc., Class A*	133,408
3,664	Playa Hotels & Resorts NV*	23,926
763	Potbelly Corp.*	4,250
878	Red Robin Gourmet Burgers, Inc.*	4,899
2,251	Royal Caribbean Cruises, Ltd.*	111,267
748	Ruth’s Hospitality Group, Inc.	11,579
1,359	SeaWorld Entertainment, Inc.*	72,720
1,371	Six Flags Entertainment Corp.*	31,876
8,104	Starbucks Corp.	803,917
1,701	Texas Roadhouse, Inc., Class A	154,706
1,976	Travel + Leisure Co.	71,926
359	Vail Resorts, Inc.	85,568
6,284	Wendy’s Co. (The)	142,207
548	Wingstop, Inc.	75,416
1,326	Wyndham Hotels & Resorts, Inc.	94,557
1,374	Wynn Resorts, Ltd.*	113,314
2,639	Yum! Brands, Inc.	338,003

		7,344,396

Household Durables (0.9%):
906	Beazer Homes USA, Inc.*	11,561
183	Cavco Industries, Inc.*	41,404
858	Century Communities, Inc.	42,909
6,194	DR Horton, Inc.	552,133
730	Ethan Allen Interiors, Inc.	19,287
431	Flexsteel Industries, Inc.	6,637
2,269	Garmin, Ltd.	209,406
2,761	GoPro, Inc., Class A*	13,750
1,329	Green Brick Partners, Inc.*	32,202
484	Helen of Troy, Ltd.*	53,680
500	Hooker Furnishings Corp.	9,350
830	Installed Building Products, Inc.	71,048
596	iRobot Corp.*	28,685
2,155	KB Home	68,637
1,350	La-Z-Boy, Inc.	30,807
4,086	Leggett & Platt, Inc.	131,692
3,605	Lennar Corp., Class A	326,252
119	Lennar Corp., Class B	8,899
585	LGI Homes, Inc.*	54,171
1,017	Lifetime Brands, Inc.	7,719
1,420	M/I Homes, Inc.*	65,576
1,985	MDC Holdings, Inc.	62,726
1,004	Meritage Homes Corp.*	92,569
1,361	Mohawk Industries, Inc.*	139,121
10,746	Newell Brands, Inc.	140,558
61	NVR, Inc.*	281,367
5,734	PulteGroup, Inc.	261,069
1,139	Skyline Champion Corp.*	58,670
1,307	Sonos, Inc.*	22,088

Shares		Value
Common Stocks, continued
Household Durables, continued
3,736	Taylor Morrison Home Corp., Class A*	$113,388
3,449	Tempur Sealy International, Inc.	118,404
2,183	Toll Brothers, Inc.	108,975
935	TopBuild Corp.*	146,318
3,273	Tri Pointe Homes, Inc.*	60,845
905	Tupperware Brands Corp.*	3,747
320	Universal Electronics, Inc.*	6,659
1,621	VOXX International Corp.*	13,584
1,418	Whirlpool Corp.	200,590

		3,616,483

Household Products (1.3%):
1,509	Central Garden & Pet Co., Class A*	54,022
2,611	Church & Dwight Co., Inc.	210,473
1,448	Clorox Co. (The)	203,198
7,616	Colgate-Palmolive Co.	600,065
1,114	Energizer Holdings, Inc.	37,375
3,022	Kimberly-Clark Corp.	410,236
333	Oil-Dri Corp. of America	11,169
20,457	Procter & Gamble Co. (The)	3,100,463
1,828	Reynolds Consumer Products, Inc.	54,803
945	Spectrum Brands Holdings, Inc.	57,569
218	WD-40 Co.	35,144

		4,774,517

Independent Power and Renewable Electricity Producers (0.2%):
7,504	AES Corp. (The)	215,815
2,247	Atlantica Sustainable Infrastructure plc	58,197
2,755	Brookfield Renewable Corp., Class A	75,873
1,323	Clearway Energy, Inc., Class A	39,584
2,153	Clearway Energy, Inc., Class C	68,616
1,462	Ormat Technologies, Inc.	126,434
1,658	Sunnova Energy International, Inc.*	29,861
10,410	Vistra Corp.	241,512

		855,892

Industrial Conglomerates (0.6%):
5,550	3M Co.	665,556
5,892	General Electric Co.	493,690
5,049	Honeywell International, Inc.	1,082,001

		2,241,247

Insurance (3.1%):
5,023	Aflac, Inc.	361,355
2,929	Allstate Corp. (The)	397,172
1,297	AMBAC Financial Group, Inc.*	22,620
2,911	American Equity Investment Life Holding Co.	132,800
1,778	American Financial Group, Inc.	244,084
10,575	American International Group, Inc.	668,763
745	Amerisafe, Inc.	38,718
1,659	Aon plc, Class A	497,932
4,926	Arch Capital Group, Ltd.*	309,254
560	Argo Group International Holdings, Ltd.	14,476
1,225	Arthur J. Gallagher & Co.	230,961
1,280	Assurant, Inc.	160,077
2,047	Assured Guaranty, Ltd.	127,446
2,351	Axis Capital Holdings, Ltd.	127,354
2,603	Brighthouse Financial, Inc.*	133,456
3,292	Brown & Brown, Inc.	187,545

See accompanying notes to the financial statements.

14

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Insurance, continued
1,701	BRP Group, Inc.*	$42,763
3,095	Chubb, Ltd.	682,757
1,844	Cincinnati Financial Corp.	188,807
2,176	Citizens, Inc.*	4,635
1,199	CNA Financial Corp.	50,694
2,354	Crawford & Co.	12,500
895	Crawford & Co., Class A	4,976
1,631	Donegal Group, Inc., Class A	23,160
800	eHealth, Inc.*	3,872
781	Employers Holdings, Inc.	33,685
447	Enstar Group, Ltd.*	103,275
887	Erie Indemnity Co., Class A	220,615
521	Everest Re Group, Ltd.	172,592
419	F&G Annuities & Life, Inc.*	8,384
6,172	Fidelity National Financial, Inc.	232,191
3,103	First American Financial Corp.	162,411
14,957	Genworth Financial, Inc., Class A*	79,123
695	Global Indemnity Group LLC, Class A	16,200
1,730	Globe Life, Inc.	208,551
318	Goosehead Insurance, Inc.*	10,920
2,383	Greenlight Capital Re, Ltd.*	19,421
1,469	Hallmark Financial Services, Inc.*	858
1,039	Hanover Insurance Group, Inc. (The)	140,400
4,507	Hartford Financial Services Group, Inc. (The)	341,766
397	HCI Group, Inc.	15,717
387	Heritage Insurance Holdings, Inc.	697
1,293	Horace Mann Educators Corp.	48,319
153	Investors Title Co.	22,575
868	James River Group Holdings	18,150
2,246	Kemper Corp.	110,503
381	Kinsale Capital Group, Inc.	99,639
2,749	Lincoln National Corp.	84,449
2,831	Loews Corp.	165,132
5,556	Maiden Holdings, Ltd.*	11,723
162	Markel Corp.*	213,433
3,891	Marsh & McLennan Cos., Inc.	643,883
1,688	Mercury General Corp.	57,730
3,926	MetLife, Inc.	284,125
162	National Western Life Group, Inc., Class A	45,522
8,176	Old Republic International Corp.	197,450
1,239	Primerica, Inc.	175,715
5,198	Principal Financial Group, Inc.	436,216
1,399	ProAssurance Corp.	24,441
2,824	Progressive Corp. (The)	366,301
2,865	Prudential Financial, Inc.	284,953
1,379	Reinsurance Group of America, Inc.	195,942
830	RenaissanceRe Holdings, Ltd.	152,911
852	RLI Corp.	111,842
321	Safety Insurance Group, Inc.	27,047
1,293	Selective Insurance Group, Inc.	114,573
5,145	SiriusPoint, Ltd.*	30,355
612	Stewart Information Services Corp.	26,151
1,767	Tiptree, Inc., Class A	24,455
2,979	Travelers Cos., Inc. (The)	558,533
367	Trupanion, Inc.*	17,444
728	United Fire Group, Inc.	19,918
383	United Insurance Holdings Co.	406

Shares		Value
Common Stocks, continued
Insurance, continued
1,869	Universal Insurance Holdings, Inc.	$19,793
5,139	Unum Group	210,853
85	White Mountains Insurance Group, Ltd.	120,218
1,342	Willis Towers Watson plc	328,226
3,333	WR Berkley Corp.	241,876

		11,925,785

Interactive Media & Services (2.9%):
47,160	Alphabet, Inc., Class A*	4,160,927
43,631	Alphabet, Inc., Class C*	3,871,379
2,130	Bumble, Inc.*	44,836
2,370	Cargurus, Inc.*	33,204
1,955	Cars.com, Inc.*	26,920
2,881	DHI Group, Inc.*	15,240
2,717	Match Group, Inc.*	112,728
21,951	Meta Platforms, Inc., Class A*	2,641,583
2,021	Pinterest, Inc., Class A*	49,070
1,563	QuinStreet, Inc.*	22,429
2,381	Snap, Inc., Class A*	21,310
1,344	Travelzoo*	5,981
2,514	TripAdvisor, Inc.*	45,202
2,857	TrueCar, Inc.*	7,171
1,590	Yelp, Inc.*	43,471
664	Zedge, Inc., Class B*	1,169
1,474	Ziff Davis, Inc.*	116,593
742	ZoomInfo Technologies, Inc.*	22,342

		11,241,555

Internet & Direct Marketing Retail (1.7%):
893	1-800-Flowers.com, Inc., Class A*	8,537
66,871	Amazon.com, Inc.*	5,617,164
690	Chewy, Inc., Class A*	25,585
9,183	eBay, Inc.	380,819
1,489	Etsy, Inc.*	178,352
1,642	Lands’ End, Inc.*	12,463
1,736	Liquidity Services, Inc.*	24,408
588	PetMed Express, Inc.	10,408
1,526	Quotient Technology, Inc.*	5,234
8,810	Qurate Retail, Inc., Class A*	14,360
649	Revolve Group, Inc.*	14,447
764	Shutterstock, Inc.	40,278

		6,332,055

IT Services (3.9%):
5,591	Accenture plc, Class A	1,491,902
2,020	Akamai Technologies, Inc.*	170,286
2,873	Amdocs, Ltd.	261,156
3,866	Automatic Data Processing, Inc.	923,433
2,534	Black Knight, Inc.*	156,474
918	Block, Inc.*	57,687
252	BM Technologies, Inc.*	1,313
1,974	Bread Financial Holdings, Inc.	74,341
1,570	Broadridge Financial Solutions, Inc.	210,584
687	Cass Information Systems, Inc.	31,478
3,743	Cognizant Technology Solutions Corp., Class A	214,062
1,091	Concentrix Corp.	145,278
6,347	Conduent, Inc.*	25,705
1,011	CSG Systems International, Inc.	57,829
6,526	DXC Technology Co.*	172,939

See accompanying notes to the financial statements.

15

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
IT Services, continued
435	EPAM Systems, Inc.*	$142,567
1,164	Euronet Worldwide, Inc.*	109,858
2,060	Evertec, Inc.	66,703
762	ExlService Holdings, Inc.*	129,106
4,406	Fidelity National Information Services, Inc.	298,947
3,464	Fiserv, Inc.*	350,106
1,367	FleetCor Technologies, Inc.*	251,091
861	Gartner, Inc.*	289,417
3,911	Genpact, Ltd.	181,158
2,351	Global Payments, Inc.	233,501
1,673	GoDaddy, Inc., Class A*	125,174
1,357	Hackett Group, Inc. (The)	27,642
8,574	International Business Machines Corp.	1,207,991
840	Jack Henry & Associates, Inc.	147,470
2,484	Kyndryl Holdings, Inc.*	27,622
2,160	Limelight Networks, Inc.*	2,441
1,456	LiveRamp Holdings, Inc.*	34,129
7,941	Mastercard, Inc., Class A	2,761,324
1,540	Maximus, Inc.	112,928
262	MongoDB, Inc.*	51,572
1,032	Okta, Inc.*	70,517
2,489	Paychex, Inc.	287,629
5,186	PayPal Holdings, Inc.*	369,347
728	Perficient, Inc.*	50,836
840	PFSweb, Inc.	5,166
279	Snowflake, Inc., Class A*	40,048
1,655	SolarWinds Corp.*	15,491
1,168	Squarespace, Inc., Class A*	25,895
1,653	Teradata Corp.*	55,640
1,284	TTEC Holdings, Inc.	56,663
891	Twilio, Inc., Class A*	43,623
2,221	Unisys Corp.*	11,349
1,083	VeriSign, Inc.*	222,491
3,457	Verra Mobility Corp.*	47,810
12,683	Visa, Inc., Class A	2,635,020
6,143	Western Union Co. (The.)	84,589
975	WEX, Inc.*	159,559

		14,726,887

Leisure Products (0.3%):
2,057	Academy Sports & Outdoors, Inc.	108,075
1,798	Acushnet Holdings Corp.	76,343
895	American Outdoor Brands, Inc.*	8,968
2,521	Brunswick Corp.	181,714
658	Escalade, Inc.	6,699
1,625	Hasbro, Inc.	99,141
303	Johnson Outdoors, Inc., Class A	20,034
531	Malibu Boats, Inc.*	28,302
662	Marine Products Corp.	7,792
8,660	Mattel, Inc.*	154,494
995	Nautilus Group, Inc.*	1,522
1,582	Polaris, Inc.	159,782
1,410	Smith & Wesson Brands, Inc.	12,239
1,535	Topgolf Callaway Brands Corp.*	30,316
1,612	Vista Outdoor, Inc.*	39,284
1,824	YETI Holdings, Inc.*	75,350

		1,010,055

Shares		Value
Common Stocks, continued
Life Sciences Tools & Services (1.0%):
237	10X Genomics, Inc., Class A*	$8,636
2,005	Agilent Technologies, Inc.	300,048
7,162	Avantor, Inc.*	151,046
599	Azenta, Inc.*	34,874
314	Bio-Rad Laboratories, Inc., Class A*	132,034
1,028	Bio-Techne Corp.	85,201
2,812	Bruker Corp.	192,200
647	Charles River Laboratories International, Inc.*	140,981
1,979	Harvard Bioscience, Inc.*	5,482
663	Illumina, Inc.*	134,059
2,166	IQVIA Holdings, Inc.*	443,792
1,682	Maravai LifeSciences Holdings, Inc., Class A*	24,069
518	Medpace Holdings, Inc.*	110,028
246	Mettler-Toledo International, Inc.*	355,581
1,400	Neogenomics, Inc.*	12,936
1,666	OmniAb, Inc.*	5,998
4,607	Pacific Biosciences of California, Inc.*	37,685
1,490	PerkinElmer, Inc.	208,928
440	Repligen Corp.*	74,496
3,399	Sotera Health Co.*	28,314
2,322	Syneos Health, Inc.*	85,171
2,036	Thermo Fisher Scientific, Inc.	1,121,205
670	Waters Corp.*	229,529

		3,922,293

Machinery (2.9%):
2,107	AGCO Corp.	292,220
228	Alamo Group, Inc.	32,285
737	Albany International Corp., Class A	72,661
3,290	Allison Transmission Holdings, Inc.	136,864
1,335	Altra Industrial Motion Corp.	79,766
656	Astec Industries, Inc.	26,673
1,591	Barnes Group, Inc.	64,992
837	Blue Bird Corp.*	8,964
4,645	Caterpillar, Inc.	1,112,756
904	Chart Industries, Inc.*	104,168
468	CIRCOR International, Inc.*	11,213
653	Columbus McKinnon Corp.	21,203
707	Commercial Vehicle Group, Inc.*	4,815
1,452	Crane Holdings Co.	145,853
1,826	Cummins, Inc.	442,422
2,612	Deere & Co.	1,119,921
2,678	Donaldson Co., Inc.	157,654
471	Douglas Dynamics, Inc.	17,031
2,058	Dover Corp.	278,674
1,250	Enerpac Tool Group Corp.	31,812
453	EnPro Industries, Inc.	49,237
1,056	Esab Corp.	49,547
372	ESCO Technologies, Inc.	32,565
2,747	Evoqua Water Technologies Co.*	108,781
1,153	Federal Signal Corp.	53,580
3,181	Flowserve Corp.	97,593
3,638	Fortive Corp.	233,741
983	Franklin Electric Co., Inc.	78,394
4,714	Gates Industrial Corp. plc*	53,787
889	Gencor Industries, Inc.*	8,979
606	Gorman-Rupp Co. (The)	15,526
2,532	Graco, Inc.	170,302

See accompanying notes to the financial statements.

16

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Machinery, continued
2,503	Harsco Corp.*	$15,744
650	Helios Technologies, Inc.	35,386
2,088	Hillenbrand, Inc.	89,095
490	Hurco Cos., Inc.	12,804
896	Hyster-Yale Materials Handling, Inc., Class A	22,678
704	IDEX Corp.	160,744
2,868	Illinois Tool Works, Inc.	631,820
4,169	Ingersoll-Rand, Inc.	217,830
1,926	ITT, Inc.	156,199
757	John Bean Technologies Corp.	69,137
286	Kadant, Inc.	50,802
2,377	Kennametal, Inc.	57,191
787	L.B. Foster Co., Class A*	7,618
1,490	Lincoln Electric Holdings, Inc.	215,290
221	Lindsay Corp.	35,990
1,213	Manitex International, Inc.*	4,852
2,529	Manitowoc Co., Inc. (The)*	23,166
1,184	Middleby Corp. (The)*	158,538
1,706	Mueller Industries, Inc.	100,654
4,883	Mueller Water Products, Inc., Class A	52,541
1,258	NN, Inc.*	1,887
656	Nordson Corp.	155,944
158	Omega Flex, Inc.	14,745
1,389	Oshkosh Corp.	122,496
3,878	Otis Worldwide Corp.	303,686
4,207	PACCAR, Inc.	416,367
1,980	Parker-Hannifin Corp.	576,180
1,058	Park-Ohio Holdings Corp.	12,939
3,448	Pentair PLC	155,091
524	Proto Labs, Inc.*	13,378
440	RBC Bearings, Inc.*	92,114
3,787	REV Group, Inc.	47,792
612	Shyft Group, Inc. (The)	15,214
645	Snap-On, Inc.	147,376
1,232	SPX Technologies, Inc.*	80,881
340	Standex International Corp.	34,819
1,980	Stanley Black & Decker, Inc.	148,738
537	Tennant Co.	33,063
1,823	Terex Corp.	77,879
863	The Greenbrier Cos., Inc.	28,936
2,219	Timken Co.	156,817
3,046	Titan International, Inc.*	46,665
2,441	Toro Co. (The)	276,321
2,542	Trinity Industries, Inc.	75,167
1,510	Wabash National Corp.	34,126
615	Watts Water Technologies, Inc., Class A	89,931
2,471	Westinghouse Air Brake Technologies Corp.	246,630
1,534	Woodward, Inc.	148,200
1,831	Xylem, Inc.	202,454

		10,987,894

Marine (0.1%):
3,979	Costamare, Inc.	36,925
239	Eagle Bulk Shipping, Inc.	11,936
147	Eneti, Inc.	1,477
1,300	Genco Shipping & Trading, Ltd.	19,968

Shares		Value
Common Stocks, continued
Marine, continued
1,654	Kirby Corp.*	$106,435
1,541	Matson, Inc.	96,328

		273,069

Media (1.4%):
3,595	Altice USA, Inc., Class A*	16,537
1,413	AMC Networks, Inc., Class A*	22,142
133	Cable One, Inc.	94,677
1,402	Charter Communications, Inc., Class A*	475,418
62,524	Comcast Corp., Class A	2,186,464
2,952	comScore, Inc.*	3,424
367	DallasNews Corp.	1,409
4,832	DISH Network Corp., Class A*	67,841
2,931	E.W. Scripps Co. (The), Class A*	38,660
4,792	Entravision Communications Corp., Class A	23,002
4,335	Fox Corp., Class A	131,654
3,199	Fox Corp., Class B	91,012
7,573	Gannett Co, Inc.*	15,373
2,788	Gray Television, Inc.	31,198
1,323	iHeartMedia, Inc., Class A*	8,110
7,980	Interpublic Group of Cos., Inc. (The)	265,814
864	John Wiley & Sons, Inc., Class A	34,612
192	John Wiley & Sons, Inc., Class B	7,490
334	Liberty Broadband Corp., Class A*	25,334
1,855	Liberty Broadband Corp., Class C*	141,481
1,489	Liberty Latin America, Ltd.*	11,212
5,752	Liberty Latin America, Ltd., Class C*	43,715
2,706	Liberty Media Corp.-Liberty SiriusXM, Class C*	105,886
1,327	Liberty Media Corp-Liberty SiriusXM, Class A*	52,164
4,135	Magnite, Inc.*	43,790
131	Marchex, Inc., Class B*	206
3,530	New York Times Co. (The), Class A	114,584
7,458	News Corp., Class A	135,736
2,563	News Corp., Class B	47,262
1,296	Nexstar Media Group, Inc.	226,839
3,505	Omnicom Group, Inc.	285,903
7,704	Paramount Global, Class B	130,044
1,353	Scholastic Corp.	53,389
1,768	Sinclair Broadcast Group, Inc., Class A	27,422
10,861	Sirius XM Holdings, Inc.^	63,428
474	TechTarget, Inc.*	20,884
7,839	TEGNA, Inc.	166,108
445	ViacomCBS, Inc., Class A^	8,726
2,431	WideOpenWest, Inc.*	22,146

		5,241,096

Metals & Mining (1.2%):
5,171	Alcoa Corp.	235,125
391	Alpha Metallurgical Resources, Inc.	57,238
799	Ampco-Pittsburgh Corp.*	2,005
3,002	Arconic Corp.*	63,522
759	Ascent Industries Co.*	6,580
2,866	ATI, Inc.*	85,579
1,138	Carpenter Technology Corp.	42,038
2,210	Century Aluminum Co.*	18,078
13,357	Cleveland-Cliffs, Inc.*	215,181
5,449	Coeur Mining, Inc.*	18,309
3,300	Commercial Metals Co.	159,390

See accompanying notes to the financial statements.

17

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Metals & Mining, continued
702	Compass Minerals International, Inc.	$28,782
7,323	Ferroglobe plc*	28,193
841	Fortitude Gold Corp.	4,634
13,761	Freeport-McMoRan, Inc.	522,918
2,945	Gold Resource Corp.	4,506
943	Haynes International, Inc.	43,086
14,180	Hecla Mining Co.	78,841
151	Kaiser Aluminum Corp.	11,470
643	Materion Corp.	56,269
1,230	McEwen Mining, Inc.*	7,208
1,807	MP Materials Corp.*	43,874
7,453	Newmont Corp.	351,782
6,510	Nucor Corp.	858,083
700	Olympic Steel, Inc.	23,506
1,339	Reliance Steel & Aluminum Co.	271,067
1,422	Royal Gold, Inc.	160,288
1,500	Ryerson Holding Corp.	45,390
1,365	Schnitzer Steel Industries, Inc., Class A	41,837
1,446	Southern Copper Corp.	87,324
4,978	Steel Dynamics, Inc.	486,351
3,673	SunCoke Energy, Inc.	31,698
2,052	TimkenSteel Corp.*	37,285
7,629	United States Steel Corp.	191,106
548	Universal Stainless & Alloy Products, Inc.*	3,929
1,489	Warrior Met Coal, Inc.	51,579
1,135	Worthington Industries, Inc.	56,421

		4,430,472

Multiline Retail (0.6%):
1,406	Big Lots, Inc.	20,668
868	Dillard’s, Inc., Class A	280,538
1,938	Dollar General Corp.	477,233
3,862	Dollar Tree, Inc.*	546,241
4,069	Kohl’s Corp.	102,742
9,155	Macy’s, Inc.	189,051
1,842	Nordstrom, Inc.	29,730
1,737	Ollie’s Bargain Outlet Holdings, Inc.*	81,361
4,481	Target Corp.	667,848

		2,395,412

Multi-Utilities (0.7%):
2,267	Ameren Corp.	201,582
1,406	Avista Corp.	62,342
1,134	Black Hills Corp.	79,765
5,705	CenterPoint Energy, Inc.	171,093
2,837	CMS Energy Corp.	179,667
3,188	Consolidated Edison, Inc.	303,848
5,526	Dominion Energy, Inc.	338,854
1,902	DTE Energy Co.	223,542
4,331	NiSource, Inc.	118,756
993	NorthWestern Corp.	58,925
4,932	Public Service Enterprise Group, Inc.	302,184
2,268	Sempra Energy	350,497
305	Unitil Corp.	15,665
3,038	WEC Energy Group, Inc.	284,843

		2,691,563

Shares		Value
Common Stocks, continued
Oil, Gas & Consumable Fuels (5.6%):
332	Adams Resources & Energy, Inc.	$12,921
10,610	Antero Midstream Corp.	114,482
7,652	Antero Resources Corp.*	237,135
4,071	APA Corp.	190,034
432	Arch Resources, Inc.	61,685
1,988	Berry Corp.	15,904
990	California Resources Corp.	43,075
2,165	Callon Petroleum Co.*	80,300
1,961	Cheniere Energy, Inc.	294,072
1,711	Chesapeake Energy Corp.	161,467
14,345	Chevron Corp.	2,574,784
831	Chord Energy Corp.	113,689
1,149	Civitas Resources, Inc.	66,562
7,534	Clean Energy Fuel Corp.*	39,177
6,372	CNX Resources Corp.*	107,304
7,595	Comstock Resources, Inc.	104,127
14,126	ConocoPhillips	1,666,868
1,846	CONSOL Energy, Inc.	119,990
12,392	Coterra Energy, Inc.	304,471
2,225	CVR Energy, Inc.	69,731
2,204	Delek US Holdings, Inc.	59,508
823	Denbury, Inc.*	71,617
9,188	Devon Energy Corp.	565,154
5,705	DHT Holdings, Inc.	50,660
2,901	Diamondback Energy, Inc.	396,799
58	Dorian LPG, Ltd.	1,099
1,795	DT Midstream, Inc.	99,192
11,550	Enlink Midstream LLC	142,065
6,280	EOG Resources, Inc.	813,386
5,366	EQT Corp.	181,532
7,111	Equitrans Midstream Corp.	47,644
40,091	Exxon Mobil Corp.	4,422,037
1,014	Green Plains, Inc.*	30,927
180	Gulfport Energy Corp.*	13,255
2,885	Hess Corp.	409,151
4,760	HF Sinclair Corp.	246,996
1,180	International Seaways, Inc.	43,684
15,716	Kinder Morgan, Inc.	284,145
17,233	Kosmos Energy, Ltd.*	109,602
609	Laredo Petroleum, Inc.*	31,315
4,177	Magnolia Oil & Gas Corp., Class A	97,951
13,453	Marathon Oil Corp.	364,173
5,910	Marathon Petroleum Corp.	687,865
3,899	Matador Resources Co.	223,179
4,219	Murphy Oil Corp.	181,459
2,184	New Fortress Energy, Inc.	92,645
15,376	Occidental Petroleum Corp.	968,534
6,354	ONEOK, Inc.	417,458
4,281	Ovintiv, Inc.	217,090
2,936	PAR Pacific Holdings, Inc.*	68,262
3,458	PBF Energy, Inc., Class A	141,017
3,014	PDC Energy, Inc.	191,329
4,173	Peabody Energy Corp.*	110,251
6,243	Permian Resources Corp.	58,684
3,609	Phillips 66	375,625
1,401	PHX Minerals, Inc.	5,450
1,962	Pioneer Natural Resources Co.	448,101

See accompanying notes to the financial statements.

18

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
6	PrimeEnergy Resources Corp.*	$521
4,715	Range Resources Corp.	117,969
787	Ranger Oil Corp.	31,818
1,122	REX American Resources Corp.*	35,747
1,682	Scorpio Tankers, Inc.	90,441
3,507	SFL Corp., Ltd.	32,335
1,508	Sitio Royalties Corp., Class A	43,506
4,141	SM Energy Co.	144,231
24,131	Southwestern Energy Co.*	141,166
3,310	Talos Energy, Inc.*	62,493
2,420	Targa Resources Corp.	177,870
6,407	Teekay Shipping Corp.*	29,088
1,031	Teekay Tankers, Ltd., Class A*	31,765
114	Texas Pacific Land Corp.	267,242
4,901	Valero Energy Corp.	621,741
8,922	Williams Cos., Inc.	293,534
1,790	World Fuel Services Corp.	48,921

		21,217,007

Paper & Forest Products (0.1%):
545	Clearwater Paper Corp.*	20,606
2,520	Glatfelter Corp.	7,005
2,840	Louisiana-Pacific Corp.	168,128
1,502	Mativ Holdings, Inc.	31,392
3,875	Mercer International, Inc.	45,105
2,344	Resolute Forest Products*	50,607
474	Sylvamo Corp.	23,032

		345,875

Personal Products (0.2%):
2,327	BellRing Brands, Inc.*	59,664
12,350	Coty, Inc., Class A*	105,716
1,291	Edgewell Personal Care Co.	49,755
854	elf Beauty, Inc.*	47,226
1,689	Estee Lauder Cos., Inc. (The), Class A	419,058
2,298	Herbalife Nutrition, Ltd.*	34,194
594	Inter Parfums, Inc.	57,333
186	Medifast, Inc.	21,455
1,236	Natures Sunshine Products, Inc.*	10,284
1,116	Nu Skin Enterprises, Inc., Class A	47,051
340	United-Guardian, Inc.	3,536
645	Usana Health Sciences, Inc.*	34,314

		889,586

Pharmaceuticals (3.9%):
2,003	Amphastar Pharmaceuticals, Inc.*	56,124
900	ANI Pharmaceuticals, Inc.*	36,207
885	Assembly Biosciences, Inc.*	1,150
19,268	Bristol-Myers Squibb Co.	1,386,333
2,125	Catalent, Inc.*	95,646
1,951	Corcept Therapeutics, Inc.*	39,625
1,468	Cumberland Pharmaceuticals, Inc.*	3,303
1,054	Cymabay Therapeutics, Inc.*	6,609
6,155	Elanco Animal Health, Inc.*	75,214
7,636	Eli Lilly & Co.	2,793,554
1,104	Harmony Biosciences Holdings, Inc.*	60,830
2,007	Horizon Therapeutics plc*	228,397
3,292	Innoviva, Inc.*	43,619
1,338	Intra-Cellular Therapies, Inc.*	70,807

Shares		Value
Common Stocks, continued
Pharmaceuticals, continued
1,190	Jazz Pharmaceuticals plc*	$189,579
20,755	Johnson & Johnson	3,666,371
20,164	Merck & Co., Inc.	2,237,196
3,567	Nektar Therapeutics*	8,061
4,552	Organon & Co.	127,137
567	Pacira BioSciences, Inc.*	21,892
3,223	Perrigo Co. plc	109,872
47,752	Pfizer, Inc.	2,446,812
793	Phibro Animal Health Corp., Class A	10,634
1,580	Prestige Consumer Healthcare, Inc.*	98,908
4,082	Royalty Pharma plc, Class A	161,321
1,789	Supernus Pharmaceuticals, Inc.*	63,814
923	Taro Pharmaceutical Industries, Ltd.*	26,804
14,776	Viatris, Inc.	164,457
3,638	Zoetis, Inc.	533,149

		14,763,425

Professional Services (0.9%):
1,184	ASGN, Inc.*	96,472
494	Barrett Business Services, Inc.	46,080
2,016	Booz Allen Hamilton Holding Corp.	210,712
549	CACI International, Inc., Class A*	165,024
1,617	CBIZ, Inc.*	75,756
2,143	Clarivate plc*	17,873
3,570	CoStar Group, Inc.*	275,890
456	CRA International, Inc.	55,828
6,802	Dun & Bradstreet Holdings, Inc.	83,393
1,531	Equifax, Inc.	297,565
715	Exponent, Inc.	70,849
4,023	First Advantage Corp.*	52,299
825	Forrester Research, Inc.*	29,502
723	FTI Consulting, Inc.*	114,812
421	Heidrick & Struggles International, Inc.	11,775
660	Huron Consulting Group, Inc.*	47,916
329	ICF International, Inc.	32,588
514	Insperity, Inc.	58,390
1,326	Jacobs Solutions, Inc.	159,213
2,458	KBR, Inc.	129,782
1,042	Kelly Services, Inc., Class A	17,610
577	Kforce, Inc.	31,637
1,558	Korn Ferry	78,866
1,762	Leidos Holdings, Inc.	185,345
1,391	ManpowerGroup, Inc.	115,745
659	Mistras Group, Inc.*	3,249
2,125	Resources Connection, Inc.	39,058
2,809	Robert Half International, Inc.	207,389
1,573	Science Applications International Corp.	174,493
2,327	TransUnion	132,057
1,673	TriNet Group, Inc.*	113,429
1,029	TrueBlue, Inc.*	20,148
1,755	Verisk Analytics, Inc.	309,617
633	Willdan Group, Inc.*	11,299

		3,471,661

Real Estate Management & Development (0.3%):
4,164	CBRE Group, Inc., Class A*	320,461
2,451	Cushman & Wakefield plc*	30,539
1,549	Douglas Elliman, Inc.	6,304

See accompanying notes to the financial statements.

19

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Real Estate Management & Development, continued
1,163	eXp World Holdings, Inc.^	$12,886
279	Forestar Group, Inc.*	4,299
232	FRP Holdings, Inc.*	12,496
1,280	Howard Hughes Corp. (The)*	97,818
954	Jones Lang LaSalle, Inc.*	152,039
4,260	Kennedy-Wilson Holdings, Inc.	67,010
977	Marcus & Millichap, Inc.	33,658
5,729	Newmark Group, Inc.	45,660
997	Rafael Holdings, Inc., Class B*	1,864
910	RE/MAX Holdings, Inc., Class A	16,962
3,814	Realogy Holdings Corp.*	24,372
681	Redfin Corp.*	2,887
1,447	Tejon Ranch Co.*	27,262
357	The RMR Group, Inc., Class A	10,085
1,857	The St Joe Co.	71,773
642	Zillow Group, Inc., Class A*	20,037
1,617	Zillow Group, Inc., Class C*	52,084

		1,010,496

Road & Rail (1.3%):
757	ArcBest Corp.	53,020
478	Avis Budget Group, Inc.*	78,359
419	Covenant Logistics Group, Inc.	14,485
19,368	CSX Corp.	600,021
1,925	Heartland Express, Inc.	29,529
5,339	Hertz Global Holdings, Inc.*	82,167
1,793	JB Hunt Transport Services, Inc.	312,627
4,311	Knight-Swift Transportation Holdings, Inc.	225,939
896	Landstar System, Inc.	145,958
3,089	Lyft, Inc., Class A*	34,041
2,410	Marten Transport, Ltd.	47,670
2,089	Norfolk Southern Corp.	514,771
1,374	Old Dominion Freight Line, Inc.	389,914
1,600	PAM Transportation Services, Inc.	41,440
2,834	RXO, Inc.*	48,745
1,902	Ryder System, Inc.	158,950
576	Saia, Inc.*	120,776
2,500	Schneider National, Inc., Class B	58,500
6,290	Uber Technologies, Inc.*	155,552
3,114	U-Haul Holding Co., Class B	171,208
346	U-Haul Holding Co.	20,826
7,472	Union Pacific Corp.	1,547,227
586	Universal Logistics Holdings, Inc.	19,596
2,378	Werner Enterprises, Inc.	95,738
1,829	Yellow Corp.*	4,591

		4,971,650

Semiconductors & Semiconductor Equipment (4.2%):
8,524	Advanced Micro Devices, Inc.*	552,100
1,120	Alpha & Omega Semiconductor, Ltd.*	31,998
630	Ambarella, Inc.*	51,805
8,710	Amkor Technology, Inc.	208,866
2,799	Analog Devices, Inc.	459,120
8,071	Applied Materials, Inc.	785,954
608	Axcelis Technologies, Inc.*	48,251
1,701	AXT, Inc.*	7,450
4,413	Broadcom, Inc.	2,467,441
437	CEVA, Inc.*	11,179

Shares		Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
1,136	Cirrus Logic, Inc.*	$84,609
2,261	Cohu, Inc.*	72,465
1,027	Diodes, Inc.*	78,196
1,101	Enphase Energy, Inc.*	291,721
1,826	Entegris, Inc.	119,767
2,177	First Solar, Inc.*	326,093
1,662	FormFactor, Inc.*	36,946
1,314	GSI Technology, Inc.*	2,273
948	Ichor Holdings, Ltd.*	25,425
32,454	Intel Corp.	857,759
1,375	KLA Corp.	518,416
1,562	Kulicke & Soffa Industries, Inc.	69,134
1,575	Lam Research Corp.	661,973
1,316	Lattice Semiconductor Corp.*	85,382
876	MACOM Technology Solutions Holdings, Inc.*	55,171
4,801	Marvell Technology, Inc.	177,829
1,132	MaxLinear, Inc., Class A*	38,431
5,484	Microchip Technology, Inc.	385,251
12,756	Micron Technology, Inc.	637,545
1,033	MKS Instruments, Inc.	87,526
242	Monolithic Power Systems, Inc.	85,574
150	NVE Corp.	9,713
10,024	NVIDIA Corp.	1,464,907
1,498	NXP Semiconductors NV	236,729
6,782	ON Semiconductor Corp.*	422,993
1,334	Onto Innovation, Inc.*	90,832
1,438	PDF Solutions, Inc.*	41,012
2,358	Photronics, Inc.*	39,685
1,116	Power Integrations, Inc.	80,040
1,567	Qorvo, Inc.*	142,033
12,060	Qualcomm, Inc.	1,325,876
2,888	Rambus, Inc.*	103,448
1,305	Semtech Corp.*	37,441
867	Silicon Laboratories, Inc.*	117,626
2,322	Skyworks Solutions, Inc.	211,604
1,050	SMART Global Holdings, Inc.*	15,624
267	SolarEdge Technologies, Inc.*	75,633
834	Synaptics, Inc.*	79,363
2,449	Teradyne, Inc.	213,920
10,811	Texas Instruments, Inc.	1,786,193
1,251	Ultra Clean Holdings, Inc.*	41,471
885	Universal Display Corp.	95,615
1,442	Veeco Instruments, Inc.*	26,792
1,114	Wolfspeed, Inc.*	76,911

		16,057,111

Software (6.0%):
3,453	ACI Worldwide, Inc.*	79,419
4,656	Adeia, Inc.	44,139
3,583	Adobe, Inc.*	1,205,787
695	Alarm.com Holdings, Inc.*	34,389
583	Altair Engineering, Inc.*	26,509
1,009	American Software, Inc., Class A	14,812
734	ANSYS, Inc.*	177,327
591	Aspen Technology, Inc.*	121,391
312	Atlassian Corp. plc, Class A*	40,148
1,957	Autodesk, Inc.*	365,705
2,272	Aware, Inc.*	3,885

See accompanying notes to the financial statements.

20

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Software, continued
1,257	Bentley Systems, Inc., Class B	$46,459
691	Bill.com Holdings, Inc.*	75,291
1,196	Blackbaud, Inc.*	70,397
2,029	Box, Inc.*	63,163
1,838	Cadence Design Systems, Inc.*	295,256
820	Cerence, Inc.*	15,195
1,198	Ceridian HCM Holding, Inc.*	76,852
519	Cloudflare, Inc., Class A*	23,464
1,830	Cognyte Software, Ltd.*	5,691
505	CommVault Systems, Inc.*	31,734
491	Consensus Cloud Solutions, Inc.*	26,396
487	Crowdstrike Holdings, Inc., Class A*	51,276
638	Datadog, Inc., Class A*	46,893
513	DocuSign, Inc.*	28,430
2,137	DoubleVerify Holdings, Inc.*	46,928
5,645	Dropbox, Inc., Class A*	126,335
1,675	Duck Creek Technologies, Inc.*	20,184
1,822	Dynatrace, Inc.*	69,783
1,380	Ebix, Inc.	27,545
990	Envestnet, Inc.*	61,083
429	Everbridge, Inc.*	12,690
237	Fair Isaac Corp.*	141,863
5,286	Fortinet, Inc.*	258,433
5,406	Gen Digital, Inc.	115,851
485	Globant SA*	81,558
1,145	Guidewire Software, Inc.*	71,631
179	HubSpot, Inc.*	51,754
1,326	Intuit, Inc.	516,106
1,266	Jamf Holding Corp.*	26,966
857	JFrog, Ltd.*	18,280
811	Manhattan Associates, Inc.*	98,455
59,208	Microsoft Corp.	14,199,263
1,654	N-Able, Inc.*	17,003
879	OneSpan, Inc.*	9,836
11,328	Oracle Corp.	925,951
7,336	Palantir Technologies, Inc., Class A*	47,097
768	Palo Alto Networks, Inc.*	107,167
513	Paycom Software, Inc.*	159,189
443	Paylocity Holding Corp.*	86,057
380	Procore Technologies, Inc.*	17,928
947	Progress Software Corp.	47,776
1,146	PTC, Inc.*	137,566
389	Q2 Holdings, Inc.*	10,452
894	Qualys, Inc.*	100,334
584	Roper Technologies, Inc.	252,341
5,162	Salesforce, Inc.*	684,430
1,200	Sapiens International Corp. NV	22,176
512	ServiceNow, Inc.*	198,794
710	Splunk, Inc.*	61,124
347	SPS Commerce, Inc.*	44,565
3,224	SS&C Technologies Holdings, Inc.	167,841
2,279	Synchronoss Technologies, Inc.*	1,409
704	Synopsys, Inc.*	224,780
1,923	The Trade Desk, Inc., Class A*	86,208
328	Tyler Technologies, Inc.*	105,750
537	Unity Software, Inc.*	15,353
1,022	Verint Systems, Inc.*	37,078

Shares		Value
Common Stocks, continued
Software, continued
1,567	VMware, Inc., Class A*	$192,365
758	Workday, Inc., Class A*	126,836
1,862	Xperi, Inc.*	16,032
185	Zoom Video Communications, Inc., Class A*	12,532
566	Zscaler, Inc.*	63,335

		22,894,021

Specialty Retail (2.7%):
1,093	Aaron’s Co., Inc. (The)	13,061
2,382	Abercrombie & Fitch Co., Class A*	54,572
1,111	Advance Auto Parts, Inc.	163,350
5,007	American Eagle Outfitters, Inc.	69,898
200	America’s Car-Mart, Inc.*	14,452
793	Asbury Automotive Group, Inc.*	142,145
1,750	AutoNation, Inc.*	187,775
147	AutoZone, Inc.*	362,528
3,164	Barnes & Noble Education, Inc.*	5,537
1,784	Bath & Body Works, Inc.	75,178
4,465	Best Buy Co., Inc.	358,138
1,657	Big 5 Sporting Goods Corp.^	14,631
841	Boot Barn Holdings, Inc.*	52,579
583	Build-A-Bear Workshop, Inc.*	13,899
760	Burlington Stores, Inc.*	154,098
2,280	Caleres, Inc.	50,798
2,165	CarMax, Inc.*	131,827
1,987	Cato Corp., Class A	18,539
7,822	Chico’s FAS, Inc.*	38,484
566	Citi Trends, Inc.*	14,988
1,572	Conn’s, Inc.*	10,815
3,425	Designer Brands, Inc., Class A	33,496
2,039	Dick’s Sporting Goods, Inc.	245,271
1,082	Five Below, Inc.*	191,373
2,136	Floor & Decor Holdings, Inc., Class A*	148,730
3,374	Foot Locker, Inc.	127,503
8,563	Gap, Inc. (The)	96,591
435	Genesco, Inc.*	20,019
630	Group 1 Automotive, Inc.	113,633
2,846	Guess?, Inc.	58,884
583	Haverty Furniture Cos., Inc.	17,432
499	Hibbett, Inc.	34,042
7,794	Home Depot, Inc. (The)	2,461,813
2,840	Leslie’s, Inc.*	34,676
717	Lithia Motors, Inc.	146,799
4,558	Lowe’s Cos., Inc.	908,136
527	MarineMax, Inc.*	16,453
751	Monro, Inc.	33,945
542	Murphy U.S.A., Inc.	151,511
1,200	National Vision Holdings, Inc.*	46,512
1,542	ODP Corp. (The)*	70,223
465	O’Reilly Automotive, Inc.*	392,474
1,891	Penske Automotive Group, Inc.	217,333
1,792	Rent-A-Center, Inc.	40,410
426	RH*	113,823
4,509	Ross Stores, Inc.	523,360
1,832	Sally Beauty Holdings, Inc.*	22,937
1,200	Shoe Carnival, Inc.	28,692
1,393	Signet Jewelers, Ltd.	94,724
472	Sleep Number Corp.*	12,262

See accompanying notes to the financial statements.

21

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Specialty Retail, continued
844	Sonic Automotive, Inc., Class A	$41,584
1,606	Sportsman’s Warehouse Holdings, Inc.*	15,112
1,722	The Buckle, Inc.	78,093
501	The Children’s Place, Inc.*	18,246
854	Tilly’s, Inc.*	7,729
10,789	TJX Cos., Inc. (The)	858,804
1,642	Tractor Supply Co.	369,401
732	Ulta Beauty, Inc.*	343,359
2,187	Urban Outfitters, Inc.*	52,160
594	Victoria’s Secret & Co.*	21,253
1,604	Williams-Sonoma, Inc.	184,332
75	Winmark Corp.	17,687
729	Zumiez, Inc.*	15,848

		10,373,957

Technology Hardware, Storage & Peripherals (4.8%):
2,378	3D Systems Corp.*	17,597
128,869	Apple, Inc.	16,743,949
728	AstroNova, Inc.*	9,333
1,682	Avid Technology, Inc.*	44,724
2,303	Dell Technologies, Inc., Class C	92,627
15,707	Hewlett Packard Enterprise Co.	250,684
9,669	HP, Inc.	259,806
4,627	NCR Corp.*	108,318
2,576	NetApp, Inc.	154,715
4,094	Pure Storage, Inc., Class A*	109,555
2,694	Seagate Technology Holdings plc	141,731
1,794	Stratasys, Ltd.*	21,277
401	Super Micro Computer, Inc.*	32,922
4,585	Western Digital Corp.*	144,657
4,758	Xerox Holdings Corp.	69,467

		18,201,362

Textiles, Apparel & Luxury Goods (0.8%):
3,367	Capri Holdings, Ltd.*	192,996
1,250	Carter’s, Inc.	93,262
1,677	Columbia Sportswear Co.	146,872
810	Culp, Inc.	3,718
624	Deckers Outdoor Corp.*	249,076
1,494	Fossil Group, Inc.*	6,439
2,480	G-III Apparel Group, Ltd.*	34,001
9,857	Hanesbrands, Inc.	62,691
1,206	Kontoor Brands, Inc.	48,228
1,887	Levi Strauss & Co.	29,286
898	Lululemon Athletica, Inc.*	287,701
1,088	Movado Group, Inc.	35,088
9,552	NIKE, Inc., Class B	1,117,680
405	Oxford Industries, Inc.	37,738
1,441	PVH Corp.	101,720
1,225	Ralph Lauren Corp.	129,446
570	Rocky Brands, Inc.	13,463
3,202	Skechers U.S.A., Inc., Class A*	134,324
1,560	Steven Madden, Ltd.	49,858
700	Superior Group of Cos., Inc.	7,042
6,144	Tapestry, Inc.	233,964
3,369	Under Armour, Inc., Class A*	34,229
3,746	Under Armour, Inc., Class C*	33,414
1,027	Unifi, Inc.*	8,842

Shares		Value
Common Stocks, continued
Textiles, Apparel & Luxury Goods, continued
802	Vera Bradley, Inc.*	$3,633
4,292	VF Corp.	118,502
1,153	Wolverine World Wide, Inc.	12,602

		3,225,815

Thrifts & Mortgage Finance (0.5%):
1,866	Axos Financial, Inc.*	71,318
1,591	BankFinancial Corp.	16,753
3,362	Capitol Federal Financial, Inc.	29,081
2,223	Columbia Financial, Inc.*	48,061
855	ESSA Bancorp, Inc.	17,844
3,469	Essent Group, Ltd.	134,875
403	Federal Agricultural Mortgage Corp.	45,422
408	First Capital, Inc.	10,159
8	Greene County Bancorp, Inc.	459
62	Hingham Institution for Savings (The)	17,109
628	HomeStreet, Inc.	17,320
413	IF Bancorp, Inc.	7,116
2,442	Kearny Financial Corp.	24,786
1,249	Kentucky First Federal Bancorp	8,468
750	Lake Shore Bancorp, Inc.	9,056
194	LendingTree, Inc.*	4,138
10,413	MGIC Investment Corp.	135,369
2,681	Mr Cooper Group, Inc.*	107,589
19,583	New York Community Bancorp, Inc.	168,414
2,461	NMI Holdings, Inc., Class A*	51,435
1,501	Northfield Bancorp, Inc.	23,611
3,456	Northwest Bancshares, Inc.	48,315
1,932	Oceanfirst Financial Corp.	41,055
503	Oconee Federal Financial Corp.	11,222
465	Ocwen Financial Corp.*	14,220
1,240	Pathward Financial, Inc.	53,382
1,203	PennyMac Financial Services, Inc.	68,162
1,369	Premier Financial Corp.	36,922
679	Provident Financial Holdings, Inc.	9,350
2,256	Provident Financial Services, Inc.	48,188
5,556	Radian Group, Inc.	105,953
420	Riverview Bancorp, Inc.	3,226
4,694	Rocket Cos., Inc., Class A^	32,858
561	Southern Missouri Bancorp, Inc.	25,711
1,764	Sterling Bancorp, Inc.*	10,743
733	Territorial Bancorp, Inc.	17,599
4,281	TFS Financial Corp.	61,689
559	TrustCo Bank Corp. NY	21,013
1,074	Walker & Dunlop, Inc.	84,288
2,436	Washington Federal, Inc.	81,728
728	Waterstone Financial, Inc.	12,551
1,498	Western New England BanCorp, Inc.	14,171
1,909	WSFS Financial Corp.	86,554

		1,837,283

Tobacco (0.4%):
12,442	Altria Group, Inc.	568,724
10,451	Philip Morris International, Inc.	1,057,746
518	Universal Corp.	27,355
3,098	Vector Group, Ltd.	36,742

		1,690,567

See accompanying notes to the financial statements.

22

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Trading Companies & Distributors (0.9%):
3,334	Air Lease Corp.	$128,092
948	Applied Industrial Technologies, Inc.	119,476
2,106	Beacon Roofing Supply, Inc.*	111,176
1,071	Boise Cascade Co.	73,546
891	Core & Main, Inc., Class A*	17,205
644	DXP Enterprises, Inc.*	17,742
7,240	Fastenal Co.	342,597
876	GATX Corp.	93,154
977	Global Industrial Co.	22,989
1,243	GMS, Inc.*	61,901
1,047	H&E Equipment Services, Inc.	47,534
958	Herc Holdings, Inc.	126,044
870	Kaman Corp., Class A	19,401
730	McGrath Rentcorp	72,080
2,381	MRC Global, Inc.*	27,572
1,149	MSC Industrial Direct Co., Inc.	93,873
3,189	NOW, Inc.*	40,500
1,547	Rush Enterprises, Inc., Class A	80,877
365	Rush Enterprises, Inc., Class B	20,539
1,003	SiteOne Landscape Supply, Inc.*	117,672
1,757	Textainer Group Holdings, Ltd.	54,485
651	Titan Machinery, Inc.*	25,864
173	Transcat, Inc.*	12,261
2,472	Triton International, Ltd.	170,024
1,712	United Rentals, Inc.*	608,479
3,997	Univar Solutions, Inc.*	127,105
550	Veritiv Corp.	66,940
650	W.W. Grainger, Inc.	361,562
662	Watsco, Inc.	165,103
84	Watsco, Inc., Class B	20,656
1,396	WESCO International, Inc.*	174,779

		3,421,228

Water Utilities (0.2%):
830	American States Water Co.	76,816
1,750	American Water Works Co., Inc.	266,735
491	Artesian Resources Corp.	28,763
1,107	California Water Service Group	67,128
2,315	Essential Utilities, Inc.	110,495
355	Middlesex Water Co.	27,928
669	Pure Cycle Corp.*	7,011
498	SJW Group	40,433
372	York Water Co. (The)	16,733

		642,042

Shares		Value
Common Stocks, continued
Wireless Telecommunication Services (0.2%):
2,565	Gogo, Inc.*	$37,860
1,333	Shenandoah Telecommunications Co.	21,168
1,649	Spok Holdings, Inc.	13,505
2,954	Telephone and Data Systems, Inc.	30,988
4,659	T-Mobile US, Inc.*	652,260
1,151	United States Cellular Corp.*	23,998

		779,779

Total Common Stocks (Cost $242,382,721)		379,984,000

Preferred Stock (0.0%†):
Trading Companies & Distributors (0.0%†):
1,076	WESCO International, Inc., Series A	28,213

Total Preferred Stock (Cost $28,514)		28,213

Rights (0.0%†):
Biotechnology (0.0%†):
3,743	Achillion Pharm CVR, Expires on 1/29/49*	5,352

Health Care (0.0%†):
1,297	Zogenix, Inc. CVR, Expires on 1/1/25*	882

Health Care Equipment & Supplies (0.0%†):
278	ABIOMED, Inc. CVR, Expires on 1/2/26*	284

Household Durables (0.0%†):
1,918	Zagg, Inc. CVR, Expires on 1/2/49*	173

Trading Companies & Distributors (0.0%†):
79	Communications Systems I CVR, Expires on 1/1/29*	349

Total Rights (Cost $173)		7,040

Short-Term Security Held as Collateral for Securities on Loan (0.1%):
327,869	BlackRock Liquidity FedFund, Institutional Class, 1.49%(c)(d)	327,869

Total Short-Term Security Held as Collateral for Securities on Loan (Cost $327,869)		327,869

Unaffiliated Investment Company (0.4%):
Money Markets (0.4%):
1,663,613	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 3.90%(d)	1,663,613

Total Unaffiliated Investment Company (Cost $1,663,613)		1,663,613

Total Investment Securities (Cost $244,402,890) — 100.1%(e)		382,010,735
Net other assets (liabilities) — (0.1)%		(475,160)

Net Assets — 100.0%		$381,535,575

CVR—Contingency Valued Rights

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2022. The total value of securities on loan as of December 31, 2022 was $318,918.

†	Represents less than 0.05%.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors.

(b)	Security was valued using significant unobservable inputs as of December 31, 2022.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2022.

(d)	The rate represents the effective yield at December 31, 2022.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts shown as “—“ are either 0 or round to less than 1.

Percentages indicated are based on net assets as of December 31, 2022.

See accompanying notes to the financial statements.

23

AZL DFA U.S. Core Equity Fund

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investment securities, at cost	$244,402,890

Investment securities, at value(a)	$382,010,735
Interest and dividends receivable	321,445
Receivable for investments sold	2,295
Reclaims receivable	3,108
Prepaid expenses	36

Total Assets	382,337,619

Liabilities:
Cash overdraft	8,954
Payable for investments purchased	198,212
Payable for collateral received on loaned securities	327,869
Management fees payable	158,694
Administration fees payable	9,760
Distribution fees payable	82,653
Custodian fees payable	1,803
Administrative and compliance services fees payable	1,057
Transfer agent fees payable	856
Trustee fees payable	2,640
Other accrued liabilities	9,546

Total Liabilities	802,044

Net Assets	$381,535,575

Net Assets Consist of:
Paid in capital	$216,062,269
Total distributable earnings	165,473,306

Net Assets	$381,535,575

Shares of beneficial interest (unlimited number of shares authorized, no par value)	31,098,016
Net Asset Value (offering and redemption price per share)	$12.27

(a)	Includes securities on loan of $318,918.

Statement of Operations

For the Year Ended December 31, 2022

Investment Income:
Dividends	$6,937,310
Income from securities lending	8,115
Foreign withholding tax	(1,913)

Total Investment Income	6,943,512

Expenses:
Management fees	3,373,972
Administration fees	80,840
Distribution fees	1,054,364
Custodian fees	11,020
Administrative and compliance services fees	5,939
Transfer agent fees	6,321
Trustee fees	23,730
Professional fees	18,516
Shareholder reports	5,745
Other expenses	11,522

Total expenses before reductions	4,591,969
Less Management fees contractually waived	(1,155,085)

Net Expenses	3,436,884

Net Investment Income/(Loss)	3,506,628

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities	25,326,678
Change in net unrealized appreciation/depreciation on securities	(102,596,252)

Net realized and Change in net unrealized gains/losses on investments	(77,269,574)

Change in Net Assets Resulting From Operations	$(73,762,946)

See accompanying notes to the financial statements.

24

AZL DFA U.S. Core Equity Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021

Change In Net Assets:
Operations:
Net investment income/(loss)	$3,506,628	$3,094,263
Net realized gains/(losses) on investments	25,326,678	52,255,025
Change in unrealized appreciation/depreciation on investments	(102,596,252)	62,514,091

Change in net assets resulting from operations	(73,762,946)	117,863,379

Distributions to Shareholders:
Distributions	(54,549,277)	(42,256,910)

Change in net assets resulting from distributions to shareholders	(54,549,277)	(42,256,910)

Capital Transactions:
Proceeds from shares issued	457,485	38,872,269
Proceeds from dividends reinvested	54,549,277	42,256,910
Value of shares redeemed	(49,090,021)	(131,585,201)

Change in net assets resulting from capital transactions	5,916,741	(50,456,022)

Change in net assets	(122,395,482)	25,150,447
Net Assets:
Beginning of period	503,931,057	478,780,610

End of period	$381,535,575	$503,931,057

Share Transactions:
Shares issued	29,682	2,341,451
Dividends reinvested	4,572,446	2,693,238
Shares redeemed	(3,307,401)	(7,999,959)

Change in shares	1,294,727	(2,965,270)

See accompanying notes to the financial statements.

25

AZL DFA U.S. Core Equity Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated. Does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.)

	Year Ended December 31,
	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Period	$16.91	$14.61	$13.53	$11.32	$12.76

Investment Activities:
Net Investment Income/(Loss)	0.12 (a)	0.11 (a)	0.12 (a)	0.13 (a)	0.16
Net Realized and Unrealized Gains/(Losses) on Investments	(2.78)	3.76	2.13	3.08	(1.06)

Total from Investment Activities	(2.66)	3.87	2.25	3.21	(0.90)

Distributions to Shareholders From:
Net Investment Income	(0.11)	(0.16)	(0.16)	(0.15)	(0.15)
Net Realized Gains	(1.87)	(1.41)	(1.01)	(0.85)	(0.39)

Total Dividends	(1.98)	(1.57)	(1.17)	(1.00)	(0.54)

Net Asset Value, End of Period	$12.27	$16.91	$14.61	$13.53	$11.32

Total Return(b)	(15.38)%	27.31%	17.70%	29.36%	(7.52)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$381,536	$503,931	$478,781	$496,318	$463,537
Net Investment Income/(Loss)	0.83%	0.64%	0.95%	1.03%	1.00%
Expenses Before Reductions(c)	1.09%	1.10%	1.11%	1.10%	1.10%
Expenses Net of Reductions	0.82%	0.84%	0.85%	0.84%	0.84%
Portfolio Turnover Rate	4%	9%	11%	4%	4%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

26

AZL DFA U.S. Core Equity Fund

Notes to the Financial Statements

December 31, 2022

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL DFA U.S. Core Equity Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the period, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust.

27

AZL DFA U.S. Core Equity Fund

Notes to the Financial Statements

December 31, 2022

This report does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned on the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2022 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $828 during the year ended December 31, 2022. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $327,869 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2022. At December 31, 2022, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2022, the Fund did not engage in any Rule 17a-7 transactions.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Dimensional Fund Advisors LP (“DFA”), DFA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Management fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2024.

For the year ended December 31, 2022, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL DFA U.S. Core Equity Fund	0.80%	1.20%

*

Effective October 1, 2022, the Manager waived, prior to any application of expense limit, the management fee to 0.48% on all assets in order to maintain a more competitive expense ratio. Prior to October 1, 2022, the Manager waived, prior to any application of expense limit, the management fee to 0.54% on all assets in order to maintain a more competitive expense ratio. The Manager reserves the right to increase the management fee to the amount shown in the table above (i.e., discontinue the waiver) at any time after April 30, 2024.

Any amounts waived or reimbursed by the Manager with respect to the annual expense limit in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2022, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

Management fees, which the Manager may waive in order to maintain more competitive expense ratios, are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations, as applicable.

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

28

AZL DFA U.S. Core Equity Fund

Notes to the Financial Statements

December 31, 2022

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of combined average daily net assets of the Funds on the first $4 billion, 0.04% of combined average daily net assets of the Funds on the next $2 billion, 0.02% of combined average daily net assets of the Funds on the next $2 billion and 0.01% of combined average daily net assets of the Funds over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are determined pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations have become unreliable or are not readily available as defined in Rule 2a-5 under the 1940 Act are valued in accordance with valuation procedures approved by the Board. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with valuation procedures approved by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. These procedures include the Fund’s use of a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The Board has designated the Manager to perform the Fund’s fair value determinations in accordance with valuation procedures approved by the Board. The effect of using fair value pricing is that the Fund’s NAV will be subject to the judgment of the Manager. The Manager’s fair valuation process is subject to the oversight of the Board.

The following is a summary of the valuation inputs used as of December 31, 2022 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3		Total
Common Stocks+	$379,958,557	$25,443	$—	#	$379,984,000
Preferred Stock+	28,213	—	—		28,213
Rights+	—	7,040	—		7,040
Short-Term Security Held as Collateral for Securities on Loan	327,869	—	—		327,869
Unaffiliated Investment Company	1,663,613	—	—		1,663,613

Total Investment Securities	$381,978,252	$32,483	$—		$382,010,735

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

#	Represents the interest in securities that were determined to have a value of zero at December 31, 2022.

5. Security Purchases and Sales

For the year ended December 31, 2022, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL DFA U.S. Core Equity Fund	$16,692,043	$60,453,417

29

AZL DFA U.S. Core Equity Fund

Notes to the Financial Statements

December 31, 2022

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk. The Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Fund.

Value Stocks Risk: Value stocks may perform differently from the market as a whole and following a value-oriented investment strategy may cause the Fund to at times underperform equity funds that use other investment strategies.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

7. Coronavirus (COVID-19) Pandemic

The global outbreak of the COVID-19 strain of the coronavirus has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may adversely impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objective(s).

8. Recent Regulatory Pronouncements

In December 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-06 “Reference Rate Reform (Topic 848)”. ASU No. 2022- 06 updates and clarifies ASU No. 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of LIBOR and other interbank-offered reference rates. The temporary relief provided by ASU No. 2022-06 is effective immediately for certain reference rate-related contract modifications that occur through December 31, 2024. Management does not expect ASU No. 2022-06 to have a material impact on the financial statements.

9. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2022 is $245,467,293. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$160,926,950
Unrealized (depreciation)	(24,383,508)

Net unrealized appreciation/(depreciation)	$136,543,442

The tax character of dividends paid to shareholders during the year ended December 31, 2022 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL DFA U.S. Core Equity Fund	$3,360,438	$51,188,839	$54,549,277

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2021, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL DFA U.S. Core Equity Fund	$5,012,752	$37,244,158	$42,256,910

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2022, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL DFA U.S. Core Equity Fund	$3,609,757	$25,320,107	$—	$136,543,442	$165,473,306

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, mark-to-market of passive foreign investment companies, and other miscellaneous differences.

30

AZL DFA U.S. Core Equity Fund

Notes to the Financial Statements

December 31, 2022

10. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2022, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 70% of the Fund. Investment activities of this shareholder could have a material impact to the Fund.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL DFA U.S. Core Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL DFA U.S. Core Equity Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 23, 2023

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

32

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2022, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2022, the Fund declared net short-term capital gain distributions of $320,175.

During the year ended December 31, 2022, the Fund declared net long-term capital gain distributions of $51,188,839.

33

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling
800-624-0197.

34

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2024 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s) and certain competitor or “peer group” funds), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall-out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2022. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 14 and 21, 2022, and September 13, 2022, as well as in various other meetings preceding those meetings. Accordingly, the Advisory Contracts were approved by the Board at an in-person meeting on September 13, 2022. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2024. Additionally, at a subsequent meeting held December 13, 2022, the Board considered and approved a recommendation to reduce, through at least April 30, 2024, the management fee of the AZL FIAM Total Bond Fund.

35

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for others to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2022 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 14 and 21, 2022, and September 13, 2022, the Manager reported that for the one-year period ended December 31, 2021, nine Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40% of their respective Lipper peer groups. For the three-year period ended December 31, 2021, six Funds were in the top 40%, six were in the middle 20% and seven were in the bottom 40% of their respective Lipper peer groups. For the five-year period ended December 31, 2021, seven Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40% of their respective Lipper peer groups. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Five Funds, the AZL Russell 1000 Value Index Fund, AZL MSCI Emerging Markets Equity Index Fund, AZL Enhanced Bond Index Fund, AZL MetWest Total Return Bond Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Russell 1000 Value Index Fund and the AZL MSCI Emerging Markets Equity Index Fund in December 2021, of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund in February 2022, and of the AZL MetWest Total Return Fund in September 2021, to receive and review enhanced reporting on each Fund’s current investment strategy, process and outlook. As a result of these discussions, the Board understood that the underperformance of these Funds was primarily a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board considered that the Funds that are index funds seek to track their respective indices and do not take defensive positions under any market conditions, including in periods of market decline. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by low short-term interest rates during the periods measured.

The Board considered that the AZL DFA Five-Year Global Fixed Income Fund, which was in the bottom 40% for the three- and five-year periods, had shown improved relative performance in more recent periods.

At the Board meeting held September 13, 2022, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2022.

Thus, at the Board meeting held September 13, 2022, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2022, 18 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2021 for the 19 Funds was as follows: (1) 18 of the Funds had management fee rankings at or below the 65th percentile (with 14 Funds at or below the 50th percentile); and (2) for the AZL MSCI Global Equity Index Fund, it was determined that there was poor peer group comparability due to there being only one other fund in the category. In addition, the Board also considered that the AZL Enhanced Bond Index Fund ranked at the 63rd percentile in the bond index category, but that the Fund’s enhanced bond strategy lacks direct peers.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

36

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2019 through 2021. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. In considering profitability information, the Board considered the possible effect of any fall-out benefits to the Subadvisers and their affiliates. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds (other than AZL FIAM Multi-Strategy Fund, AZL FIAM Total Bond Fund, and AZL MSCI Global Equity Index Fund) do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of June 30, 2022, were approximately $14.8 billion, and that no single Fund had assets in excess of $2.5 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as Fund assets change. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

37

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the FOF Trust, and ETF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	50	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	50	Diamond Hill Funds (10 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	50	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	50	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019 - 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc. (a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	50	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	50	None

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	50	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.

(2)	Indefinite.

(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

38

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Associate General Counsel, Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the FOF Trust, 2014 to present, and the ETF Trust, 2020 to present.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.

(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

39

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1222 02/23

AZL® DFA U.S. Small Cap Fund

Annual Report

December 31, 2022

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 21

Statement of Operations Page 21

Statements of Changes in Net Assets Page 22

Financial Highlights Page 23

Notes to the Financial Statements Page 24

Report of Independent Registered Public Accounting Firm Page 29

Other Federal Income Tax Information Page 30

Other Information Page 31

Approval of Investment Advisory and Subadvisory Agreements Page 32

Information about the Board of Trustees and Officers Page 35

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® DFA U.S. Small Cap Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® DFA U.S. Small Cap Fund and Dimensional Fund Advisors LP serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2022?*

During the 12-month period, the AZL DFA U.S. Small Cap Fund returned (12.91)% (net of fees). That compares to a total return of (20.44)% for the Russell 2000 Index, the Fund’s primary benchmark.1

Investor worries over high inflation, the war in Ukraine, and rising interest rates pressured equity markets in 2022. As a result, the S&P 500 Index2 posted its fourth worst annual return of the last 85 years. The year also ranks as one of the most volatile on record. Realized volatility, as measured by the standard deviation3 of daily returns for the S&P 500 Index, was the eighth highest in the last 85 years. The U.S. Federal Reserve raised interest rates seven times during 2022, leaving the federal funds rate target at between 4.25% and 4.5% by the end of the year.

The U.S. market’s performance during the period trailed developed non-U.S. markets, but outperformed emerging markets. Small-cap stocks underperformed large-cap stocks. In the small-cap universe, value stocks outperformed growth stocks. Stocks with higher profitability outperformed stocks with lower profitability.

The Fund’s outperformance relative to its benchmark was primarily driven by the Fund’s exclusion of stocks with the lowest profitability and highest relative prices, as well as stocks with high asset growth, as stocks in these categories underperformed during the period. The Fund’s underweight to real estate investment trusts (REITs) also contributed to its relative performance.

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2022.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

[2]

The Standard & Poor’s 500 Index is an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, which is a measure of the U.S. Stock market as a whole.

[3]

Standard deviation of returns measures the average a return series deviates from its mean. It is often used as a measure of risk. When a fund has a high standard deviation, the predicted range of performance implies greater volatility.

1

AZL® DFA U.S. Small Cap Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in equity securities of small-capitalization U.S. companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2022
	1 Year	3 Year	5 Year	Since Inception (4/27/15)
AZL® DFA U.S. Small Cap Fund	(12.91)%	8.59%	6.26%	7.36%
Russell 2000® Index	(20.44)%	3.10%	4.13%	5.96%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® DFA U.S. Small Cap Fund	1.17%

The above expense ratio is based on the current Fund prospectus dated April 29, 2022. Effective October 1, 2022, the Manager and the Fund have entered into a written agreement reducing the management fee to 0.67% through at least April 30, 2024. Prior to October 1, 2022, the Manager waived the management fee to 0.70%. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.35% through April 30, 2024. Additional information pertaining to the December 31, 2022 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 2000® Index, which is an unmanaged market capitalization-weighted index comprised of the 2,000 smallest companies listed in the Russell 3000® Index, which contains the 3,000 largest companies in the U.S. based on market capitalization. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL DFA U.S. Small Cap Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL DFA U.S. Small Cap Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL DFA U.S. Small Cap Fund	$1,000.00	$1,064.50	$5.20	1.00%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL DFA U.S. Small Cap Fund	$1,000.00	$1,020.16	$5.09	1.00%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Financials	21.0%

Industrials	19.7

Consumer Discretionary	12.3

Information Technology	11.2

Health Care	11.0

Materials	6.9

Energy	6.6

Consumer Staples	4.4

Utilities	3.8

Communication Services	2.4

Real Estate	0.7

Total Common Stocks and Preferred Stocks	100.0	†

Rights	—	†

Short-Term Security Held as Collateral for Securities on Loan	—	†

Total Investment Securities	100.0

Net other assets (liabilities)	—	†

Net Assets	100.0%

†	Represents less than 0.05%.

3

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks (99.9%):
Aerospace & Defense (1.5%):
2,230	AAR Corp.*	$100,127
5,037	Aerojet Rocketdyne Holdings, Inc.*	281,719
1,618	AeroVironment, Inc.*	138,598
2,615	Astronics Corp.*	26,935
392	Astronics Corp., Class B*	3,900
4,668	BWX Technologies, Inc.	271,117
763	Curtiss-Wright Corp.	127,413
766	Ducommun, Inc.*	38,269
2,314	Hexcel Corp.	136,179
3,376	Innovative Solutions & Support, Inc.	27,751
6,280	Kratos Defense & Security Solutions, Inc.*	64,810
1,825	Maxar Technologies, Inc.	94,426
1,336	Mercury Systems, Inc.*	59,773
1,513	Moog, Inc., Class A	132,781
516	National Presto Industries, Inc.	35,325
2,564	Park Aerospace Corp., Class C	34,383
2,014	Parsons Corp.*	93,148
759	V2X, Inc.*	31,339

		1,697,993

Air Freight & Logistics (0.5%):
738	Air T, Inc.	18,516
4,705	Air Transport Services Group, Inc.*	122,236
743	Atlas Air Worldwide Holdings, Inc.*	74,894
1,567	Forward Air Corp.	164,363
242	GXO Logistics, Inc.*	10,331
1,957	Hub Group, Inc., Class A*	155,562
5,212	Radiant Logistics, Inc.*	26,529
774	XPO Logistics, Inc.*	25,767

		598,198

Airlines (0.6%):
7,402	Alaska Air Group, Inc.*	317,842
1,401	Allegiant Travel Co.*	95,254
899	Copa Holdings SA, Class A*	74,770
3,192	Hawaiian Holdings, Inc.*	32,750
12,473	JetBlue Airways Corp.*	80,825
2,017	SkyWest, Inc.*	33,300
4,325	Spirit Airlines, Inc.	84,251

		718,992

Auto Components (1.3%):
4,444	Adient plc*	154,162
4,351	American Axle & Manufacturing Holdings, Inc.*	34,025
151	Autoliv, Inc.	11,564
2,031	Cooper-Standard Holdings, Inc.*	18,401
7,251	Dana, Inc.	109,708
1,611	Dorman Products, Inc.	130,281
2,028	Fox Factory Holding Corp.*	185,014
570	Gentex Corp.	15,544
1,825	Gentherm, Inc.*	119,154
14,426	Goodyear Tire & Rubber Co. (The)*	146,424
1,306	LCI Industries	120,740
4,052	Modine Manufacturing Co.*	80,473
1,911	Motorcar Parts of America, Inc.*	22,664
928	Patrick Industries, Inc.	56,237
1,385	Standard Motor Products, Inc.	48,198
1,639	Stoneridge, Inc.*	35,337
1,448	Visteon Corp.*	189,442

		1,477,368

Shares		Value
Common Stocks, continued
Automobiles (0.3%):
3,785	Harley-Davidson, Inc.	$157,456
1,361	Thor Industries, Inc.	102,742
1,823	Winnebago Industries, Inc.	96,072

		356,270

Banks (12.2%):
1,184	1st Source Corp.	62,859
410	ACNB Corp.	16,322
600	Amalgamated Financial Corp.	13,824
846	Amerant Bancorp, Inc.	22,707
939	American National Bankshares, Inc.	34,677
4,600	Ameris Bancorp	216,844
1,149	Ames National Corp.	27,128
1,010	Arrow Financial Corp.	34,239
10,675	Associated Banc-Corp.	246,486
4,365	Atlantic Union Bankshares Corp.	153,386
13	Auburn National Bancorp, Inc.	301
3,921	Banc of California, Inc.	62,462
2,202	BancFirst Corp.	194,172
3,525	Bancorp, Inc. (The)*	100,039
2,473	Bank of Hawaii Corp.	191,806
1,191	Bank of Marin Bancorp	39,160
2,482	Bank of NT Butterfield & Son, Ltd. (The)	73,988
485	Bank of South Carolina Corp.	7,954
7,494	Bank OZK	300,210
4,416	BankUnited, Inc.	150,011
2,207	Banner Corp.	139,482
872	Bar Harbor Bankshares	27,939
1,217	Baycom Corp.	23,099
595	BCB Bancorp, Inc.	10,704
2,938	Berkshire Hills Bancorp, Inc.	87,846
2,138	BOK Financial Corp.	221,903
3,537	Brookline Bancorp, Inc.	50,049
667	Business First Bancshares, Inc.	14,767
2,546	Byline BanCorp, Inc.	58,482
227	C&F Financial Corp.	13,227
10,228	Cadence Bank	252,222
436	Cambridge Bancorp	36,214
1,059	Camden National Corp.	44,150
1,471	Capital City Bank Group, Inc.	47,807
700	Capstar Financial Holdings, Inc.	12,362
3,988	Cathay General Bancorp	162,670
1,822	Central Pacific Financial Corp.	36,950
1,141	Central Valley Community Bancorp	24,166
668	Chemung Financial Corp.	30,641
1,509	Citizens & Northern Corp.	34,496
718	Citizens Holding Co.	9,837
798	City Holding Co.	74,286
822	Civista Bancshares, Inc.	18,092
1,205	CNB Financial Corp.	28,667
271	Coastal Financial Corp.*	12,878
85	Codorus Valley Bancorp, Inc.	2,023
56	Colony Bankcorp, Inc.	711
4,190	Columbia Banking System, Inc.	126,245
2,562	Community Bank System, Inc.	161,278
1,343	Community Trust Bancorp, Inc.	61,684
525	Community West Bancshares	7,859
2,115	ConnectOne Bancorp, Inc.	51,204

See accompanying notes to the financial statements.

4

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Banks, continued
2,253	CrossFirst Bankshares, Inc.*	$27,960
2,120	Customers Bancorp, Inc.*	60,081
6,743	CVB Financial Corp.	173,632
2,220	Dime Community Bancshares, Inc.	70,663
609	Eagle Bancorp Montana, Inc.	9,841
1,599	Eagle Bancorp, Inc.	70,468
2,687	Eastern Bankshares, Inc.	46,351
2,149	Enterprise Financial Services Corp.	105,215
924	Equity Bancshares, Inc.	30,187
534	Evans Bancorp, Inc.	19,966
16,632	F.N.B. Corp.	217,048
2,582	Farmers National Banc Corp.	36,458
2,391	FB Financial Corp.	86,411
1,248	Financial Institutions, Inc.	30,401
10,810	First BanCorp	137,503
1,106	First Bancorp, Inc. (The)	33,114
1,761	First Bancorp/Southern Pines NC	75,441
1,053	First Bancshares, Inc. (The)	33,707
2,776	First Busey Corp.	68,623
940	First Business Financial Services, Inc.	34,357
4,622	First Commonwealth Financial Corp.	64,569
1,099	First Community Bankshares	37,256
4,894	First Financial Bancorp	118,582
2,655	First Financial Bankshares, Inc.	91,332
812	First Financial Corp.	37,417
1,717	First Financial Northwest, Inc.	25,721
2,543	First Foundation, Inc.	36,441
6,483	First Hawaiian, Inc.	168,817
402	First Internet BanCorp	9,761
4,476	First Interstate BancSystem, Inc., Class A	172,997
2,751	First Merchants Corp.	113,094
720	First Mid Bancshares, Inc.	23,098
1,367	First of Long Island Corp. (The)	24,606
84	First Savings Financial Group, Inc.	1,680
234	First United Corp.	4,598
908	First US Bancshares, Inc.	7,900
444	Five Star Bancorp	12,095
1,779	Flushing Financial Corp.	34,477
9,654	Fulton Financial Corp.	162,477
1,637	German American Bancorp, Inc.	61,060
5,467	Glacier Bancorp, Inc.	270,179
1,038	Great Southern Bancorp, Inc.	61,751
440	Guaranty Bancshares, Inc.	15,242
4,491	Hancock Whitney Corp.	217,319
1,888	Hanmi Financial Corp.	46,728
3,865	HarborOne Bancorp, Inc.	53,723
44	Hawthorn Bancshares, Inc.	958
2,024	Heartland Financial USA, Inc.	94,359
2,153	Heritage Financial Corp.	65,968
4,406	Hertiage Commerce Corp.	57,278
4,106	Hilltop Holdings, Inc.	123,221
8,713	Home Bancshares, Inc.	198,569
1,139	Hometrust Bancshares, Inc.	27,530
5,930	Hope BanCorp, Inc.	75,963
3,456	Horizon Bancorp, Inc.	52,116
2,325	Independent Bank Corp.	196,300
2,159	Independent Bank Group, Inc.	129,713

Shares		Value
Common Stocks, continued
Banks, continued
3,151	International Bancshares Corp.	$144,190
4,232	Lakeland Bancorp, Inc.	74,525
1,317	Lakeland Financial Corp.	96,101
997	Landmark Bancorp, Inc.	22,562
1,512	LCNB Corp.	27,216
2,612	Live Oak Bancshares, Inc.	78,882
3,707	Macatawa Bank Corp.	40,888
1,159	Mercantile Bank Corp.	38,803
400	Metropolitan Bank Holding Corp.*	23,468
1,651	Midland States BanCorp, Inc.	43,950
1,041	MidWestone Financial Group, Inc.	33,052
300	MVB Financial Corp.	6,606
1,523	National Bank Holdings Corp.	64,073
769	National Bankshares, Inc.	30,991
2,224	NBT Bancorp, Inc.	96,566
974	Nicolet Bankshares, Inc.*	77,715
822	Northeast Bank	34,606
657	Northrim Bancorp, Inc.	35,852
609	Norwood Financial Corp.	20,365
2,428	OFG Bancorp	66,916
183	Ohio Valley Banc Corp.	4,835
14,709	Old National Bancorp	264,468
1,004	Old Point Financial Corp.	27,068
3,314	Old Second Bancorp, Inc.	53,157
1,182	Origin Bancorp, Inc.	43,379
1,208	Orrstown Financial Services, Inc.	27,977
4,752	Pacific Premier Bancorp, Inc.	149,973
6,187	PacWest Bancorp	141,992
534	Park National Corp.	75,160
1,636	Parke Bancorp, Inc.	33,931
1,140	Peapack-Gladstone Financial Corp.	42,431
952	Penns Woods Bancorp, Inc.	25,342
434	Peoples Bancorp of North Carolina, Inc.	14,131
2,085	Peoples Bancorp, Inc.	58,901
1,301	Pinnacle Financial Partners, Inc.	95,493
2,076	Popular, Inc.	137,680
977	Preferred Bank Los Angeles	72,904
2,309	Primis Financial Corp.	27,362
474	Prosperity Bancshares, Inc.	34,450
1,228	QCR Holdings, Inc.	60,958
351	Rbb BanCorp	7,318
2,844	Renasant Corp.	106,906
1,249	Republic Bancorp, Inc., Class A	51,109
6,466	Republic First Bancorp, Inc.*	13,902
2,122	S&T Bancorp, Inc.	72,530
640	Salisbury Bancorp, Inc.	20,096
2,295	Sandy Spring Bancorp, Inc.	80,853
579	SB Financial Group, Inc.	9,704
3,087	Seacoast Banking Corp of Florida	96,284
3,347	ServisFirst Bancshares, Inc.	230,642
1,438	Shore Bancshares, Inc.	25,064
1,279	Sierra Bancorp	27,166
6,442	Simmons First National Corp., Class A	139,018
562	Southern First Bancshares, Inc.*	25,711
1,502	Southside Bancshares, Inc.	54,057
2,300	SouthState Corp.	175,628
2,894	Stellar Bancorp, Inc.	85,257

See accompanying notes to the financial statements.

5

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Banks, continued
1,444	Stock Yards Bancorp, Inc.	$93,831
682	Summit Financial Group, Inc.	16,975
1,323	Summit State Bank	20,903
3,267	Synovus Financial Corp.	122,676
2,562	Texas Capital Bancshares, Inc.*	154,514
694	Tompkins Financial Corp.	53,841
3,635	TowneBank	112,103
1,824	TriCo Bancshares	93,006
1,397	Triumph Financial, Inc.*	68,271
3,236	Trustmark Corp.	112,969
2,644	UMB Financial Corp.	220,827
11,136	Umpqua Holdings Corp.	198,778
249	Union Bankshares, Inc.	5,829
450	United Bancshares, Inc.	8,424
7,271	United Bankshares, Inc.	294,403
5,096	United Community Banks, Inc.	172,245
916	United Security Bancshares	6,696
42	Unity Bancorp, Inc.	1,148
1,651	Univest Financial Corp.	43,141
8,798	Valley National Bancorp	99,505
1,563	Veritex Holdings, Inc.	43,889
1,097	Washington Trust Bancorp, Inc.	51,756
240	Webster Financial Corp.	11,362
3,367	WesBanco, Inc.	124,512
1,569	West BanCorp, Inc.	40,088
1,354	Westamerica BanCorp	79,900
3,109	Wintrust Financial Corp.	262,773

		14,279,366

Beverages (0.5%):
480	Boston Beer Co., Inc. (The), Class A*	158,170
321	Celsius Holdings, Inc.*	33,397
476	Coca-Cola Consolidated, Inc.	243,883
1,140	MGP Ingredients, Inc.	121,273
1,568	National Beverage Corp.*	72,959
985	Willamette Valley Vineyards, Inc.*	5,900

		635,582

Biotechnology (3.4%):
1,733	AC Immune SA*	3,535
1,950	ACADIA Pharmaceuticals, Inc.*	31,044
3,308	Adverum Biotechnologies, Inc.*	1,917
3,549	Agios Pharmaceuticals, Inc.*	99,656
2,076	Akero Therapeutics, Inc.*	113,765
1,262	Albireo Pharma, Inc.*	27,272
2,035	Aldeyra Therapeutics, Inc.*	14,164
8,283	Alkermes plc*	216,435
2,613	Allogene Therapeutics, Inc.*	16,436
2,056	AnaptysBio, Inc.*	63,715
283	Arcturus Therapeutics Holdings, Inc.*	4,800
629	Arcus Biosciences, Inc.*	13,008
3,361	Arcutis Biotherapeutics, Inc.*	49,743
6,613	Ardelyx, Inc.*	18,847
4,656	Atara Biotherapeutics, Inc.*	15,272
2,342	Atreca, Inc., Class A*	1,875
2,657	Avid Bioservices, Inc.*	36,587
2,191	Avidity Biosciences, Inc.*	48,618
3,255	Bluebird Bio, Inc.*	22,525

Shares		Value
Common Stocks, continued
Biotechnology, continued
1,971	Blueprint Medicines Corp.*	$86,350
2,880	Cara Therapeutics, Inc.*	30,931
1,034	CareDx, Inc.*	11,798
142	CASI Pharmaceuticals, Inc.*	248
1,148	Castle Biosciences, Inc.*	27,024
6,995	Catalyst Pharmaceuticals, Inc.*	130,107
1,100	Century Therapeutics, Inc.*	5,643
6,991	Chimerix, Inc.*	13,003
2,139	Chinook Therapeutics, Inc.*	56,042
3,561	Concert Pharmaceuticals, Inc.*	20,796
2,225	Crinetics Pharmaceuticals, Inc.*	40,717
1,225	CRISPR Therapeutics AG*	49,796
1,634	Cue Biopharma, Inc.*	4,657
2,539	Cytomx Therapeutics, Inc.*	4,062
1,720	Deciphera Pharmaceuticals, Inc.*	28,191
2,537	Denali Therapeutics, Inc.*	70,554
902	Eagle Pharmaceuticals, Inc.*	26,365
3,422	Editas Medicine, Inc.*	30,353
1,660	Eiger BioPharmaceuticals, Inc.*	1,959
2,263	Emergent BioSolutions, Inc.*	26,726
1,198	Enanta Pharmaceuticals, Inc.*	55,731
11,564	Exelixis, Inc.*	185,487
2,705	G1 Therapeutics, Inc.*	14,688
2,547	Gritstone bio, Inc.*	8,787
3,860	Halozyme Therapeutics, Inc.*	219,634
3,072	Ideaya Biosciences, Inc.*	55,818
196	IGM Biosciences, Inc.*	3,334
592	ImmuCell Corp.*	3,623
1,281	Immunovant, Inc.*	22,738
2,885	Intellia Therapeutics, Inc.*	100,658
2,237	Iovance Biotherapeutics, Inc.*	14,294
9,160	Ironwood Pharmaceuticals, Inc.*	113,492
4,709	IVERIC bio, Inc.*	100,820
3,800	Jounce Therapeutics, Inc.*	4,218
856	KalVista Pharmaceuticals, Inc.*	5,787
606	Karuna Therapeutics, Inc.*	119,079
1,356	Kezar Life Sciences, Inc.*	9,546
514	Kiniksa Pharmaceuticals, Ltd., Class A*	7,700
1,081	Krystal Biotech, Inc.*	85,637
2,093	Kura Oncology, Inc.*	25,974
4,768	Lexicon Pharmaceuticals, Inc.*	9,107
830	Ligand Pharmaceuticals, Inc.*	55,444
3,472	Macrogenics, Inc.*	23,297
2,522	Magenta Therapeutics, Inc.*	996
900	MediciNova, Inc.*	1,845
2,101	MeiraGTx Holdings plc*	13,699
1,843	Mersana Therapeutics, Inc.*	10,800
123	Mirati Therapeutics, Inc.*	5,573
710	Morphic Holding, Inc.*	18,993
4,120	Myriad Genetics, Inc.*	59,781
2,329	Nurix Therapeutics, Inc.*	25,572
26,516	OPKO Health, Inc.*	33,145
14,857	PDL BioPharma, Inc.*	39,520
2,083	Precision BioSciences, Inc.*	2,479
2,098	Protagonist Therapeutics, Inc.*	22,889
2,444	Prothena Corp. plc*	147,251
2,162	RAPT Therapeutics, Inc.*	42,808

See accompanying notes to the financial statements.

6

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Biotechnology, continued
2,449	REGENXBIO, Inc.*	$55,543
427	Repare Therapeutics, Inc.*	6,281
1,686	Replimune Group, Inc.*	45,859
667	REVOLUTION Medicines, Inc.*	15,888
1,106	Rhythm Pharmaceuticals, Inc.*	32,207
2,920	Rocket Pharmaceuticals, Inc.*	57,144
1,935	Sage Therapeutics, Inc.*	73,801
10,666	Sangamo Therapeutics, Inc.*	33,491
1,550	Scholar Rock Holding Corp.*	14,028
9,500	Spectrum Pharmaceuticals, Inc.*	3,501
1,098	SpringWorks Therapeutics, Inc.*	28,559
954	Stoke Therapeutics, Inc.*	8,805
1,866	Surface Oncology, Inc.*	1,530
1,873	Sutro Biopharma, Inc.*	15,134
2,101	Syndax Pharmaceuticals, Inc.*	53,470
1,755	TCR2 Therapeutics, Inc.*	1,753
446	Twist Bioscience Corp.*	10,619
1,189	Ultragenyx Pharmaceutical, Inc.*	55,086
139	United Therapeutics Corp.*	38,655
3,525	Vanda Pharmaceuticals, Inc.*	26,050
2,332	Vaxart, Inc.*	2,241
3,366	VBI Vaccines, Inc.*	1,316
574	Veracyte, Inc.*	13,621
8,204	Verastem, Inc.*	3,302
1,032	Vericel Corp.*	27,183
4,488	Viking Therapeutics, Inc.*	42,187
1,685	Voyager Therapeutics, Inc.*	10,278
3,464	Xencor, Inc.*	90,203
1,840	Y-mAbs Therapeutics, Inc.*	8,979
784	Zentalis Pharmaceuticals, Inc.*	15,790

		3,927,284

Building Products (1.4%):
3,670	AAON, Inc.	276,424
824	American Woodmark Corp.*	40,261
1,464	Apogee Enterprises, Inc.	65,090
2,538	Armstrong World Industries, Inc.	174,081
1,277	AZEK Co., Inc. (The)*	25,949
815	Csw Industrials, Inc.	94,483
1,452	Gibraltar Industries, Inc.*	66,618
1,043	Griffon Corp.	37,329
1,762	Insteel Industries, Inc.	48,490
3,941	JELD-WEN Holding, Inc.*	38,031
871	Masonite International Corp.*	70,211
3,341	PGT Innovations, Inc.*	60,004
2,436	Quanex Building Products Corp.	57,685
3,705	Resideo Technologies, Inc.*	60,947
2,049	Simpson Manufacturing Co., Inc.	181,664
377	Trex Co., Inc.*	15,958
2,113	UFP Industries, Inc.	167,455
5,918	Zurn Elkay Water Solutions Corp.	125,166

		1,605,846

Capital Markets (1.9%):
2,408	Affiliated Managers Group, Inc.	381,499
4,015	Artisan Partners Asset Management, Inc., Class A	119,246
866	AssetMark Financial Holdings, Inc.*	19,918
16,135	BGC Partners, Inc., Class A	60,829

Shares		Value
Common Stocks, continued
Capital Markets, continued
1,300	Blucora, Inc.*	$33,189
2,455	Brightsphere Investment Group, Inc.	50,524
2,537	Cohen & Steers, Inc.	163,789
300	Cowen, Inc., Class A	11,586
239	Diamond Hill Investment Group	44,220
1,933	Donnelley Financial Solutions, Inc.*	74,710
4,076	Federated Hermes, Inc., Class B	148,000
1,990	Greenhill & Co., Inc.	20,398
2,346	Hamilton Lane, Inc.	149,862
211	Hennessy Advisors, Inc.	1,772
375	Houlihan Lokey, Inc.	32,685
2,338	Janus Henderson Group plc	54,990
1,499	Lazard, Ltd., Class A	51,970
3,118	Moelis & Co., Class A	119,638
1,743	Open Lending Corp.*	11,765
853	Oppenheimer Holdings, Inc., Class A	36,108
671	Piper Sandler Cos.	87,357
1,393	PJT Partners, Inc.	102,650
3,824	Safeguard Scientifics, Inc.*	11,854
1,619	Silvercrest Asset Management Group, Inc., Class A	30,389
1,143	Stifel Financial Corp.	66,717
984	StoneX Group, Inc.*	93,775
207	Value Line, Inc.	10,532
5,549	Virtu Financial, Inc., Class A	113,255
411	Virtus Investment Partners, Inc.	78,682
1,478	Westwood Holdings, Inc.	16,456
10,429	WisdomTree, Inc.	56,838

		2,255,203

Chemicals (3.4%):
1,064	Advanced Emmissions Solutions*	2,586
2,212	AdvanSix, Inc.	84,100
1,429	Agrofresh Solutions, Inc.*	4,230
2,805	American Vanguard Corp.	60,897
1,804	Ashland, Inc.	193,984
1,198	Aspen Aerogels, Inc.*	14,124
5,279	Avient Corp.	178,219
3,070	Axalta Coating Systems, Ltd.*	78,193
1,920	Balchem Corp.	234,451
3,126	Cabot Corp.	208,942
639	Chase Corp.	55,120
8,634	Chemours Co. (The)	264,373
1,403	Core Molding Technologies, Inc.*	18,225
6,378	Ecovyst, Inc.*	56,509
12,993	Element Solutions, Inc.	236,343
2,318	Flotek Industries, Inc.*	2,596
3,777	Futurefuel Corp.	30,707
2,900	H.B. Fuller Co.	207,698
1,565	Hawkins, Inc.	60,409
2,564	Huntsman Corp.	70,459
1,866	Ingevity Corp.*	131,441
1,207	Innospec, Inc.	124,152
1,047	Intrepid Potash, Inc.*	30,227
1,147	Koppers Holdings, Inc.	32,345
5,083	Kronos Worldwide, Inc.	47,780
8,513	Livent Corp.*	169,153
5,685	LSB Industries, Inc.*	75,610
1,815	Minerals Technologies, Inc.	110,207

See accompanying notes to the financial statements.

7

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Chemicals, continued
389	NewMarket Corp.	$121,022
1,786	Northern Technologies International Corp.	23,772
2,647	Olin Corp.	140,132
2,431	Orion Engineered Carbons SA	43,296
241	Quaker Chemical Corp.	40,223
5,893	Rayonier Advanced Materials, Inc.*	56,573
362	Scotts Miracle-Gro Co. (The)	17,590
2,197	Sensient Technologies Corp.	160,205
1,187	Stepan Co.	126,368
2,589	Tredegar Corp.	26,460
2,135	Trinseo PLC	48,486
7,762	Tronox Holdings plc, Class A	106,417
8,685	Valvoline, Inc.	283,565
8,372	Venator Materials plc*	4,520

		3,981,709

Commercial Services & Supplies (2.0%):
4,196	ABM Industries, Inc.	186,386
7,062	ACCO Brands Corp.	39,477
675	Acme United Corp.	14,783
1,238	ACV Auctions, Inc., Class A*	10,164
3,133	Brady Corp., Class A	147,564
3,882	BrightView Holdings, Inc.*	26,747
2,839	Brink’s Co. (The)	152,483
2,801	Casella Waste Systems, Inc.*	222,147
2,371	CECO Environmental Corp.*	27,693
1,426	Cimpress plc*	39,372
436	Civeo Corp.*	13,560
1,475	Clean Harbors, Inc.*	168,327
325	CompX International, Inc.	6,006
1,356	Deluxe Corp.	23,025
2,494	Ennis, Inc.	55,267
3,751	Healthcare Services Group, Inc.	45,012
1,000	Heritage-Crystal Clean, Inc.*	32,480
2,059	HNI Corp.	58,537
1,400	Hudson Technologies, Inc.*	14,168
3,307	IAA, Inc.*	132,280
3,774	Interface, Inc.	37,249
3,764	KAR Auction Services, Inc.*	49,120
2,673	Kimball International, Inc., Class B	17,375
1,775	Matthews International Corp., Class A	54,031
1,187	MillerKnoll, Inc.	24,939
319	Montrose Environmental Group, Inc.*	14,161
896	MSA Safety, Inc.	129,194
2,566	NL Industries, Inc.	17,475
2,198	Perma-Fix Environmental Services, Inc.*	7,759
10,503	Pitney Bowes, Inc.	39,911
5,379	Quad Graphics, Inc.*	21,946
1,749	SP Plus Corp.*	60,725
4,831	Steelcase, Inc., Class A	34,155
1,927	Stericycle, Inc.*	96,138
308	Tetra Tech, Inc.	44,719
763	UniFirst Corp.	147,251
946	Viad Corp.*	23,073
3,364	Virco Manufacturing Co.*	15,205
1,177	Vse Corp.	55,178

		2,305,082

Shares		Value
Common Stocks, continued
Communications Equipment (1.2%):
2,903	ADTRAN Holdings, Inc.	$54,547
1,444	Applied Optoelectronics, Inc.*	2,729
682	Aviat Networks, Inc.*	21,272
900	BK Technologies Corp.	2,988
3,195	CalAmp Corp.*	14,314
3,497	Calix, Inc.*	239,300
600	Cambium Networks Corp.*	13,002
980	Clearfield, Inc.*	92,257
4,785	CommScope Holding Co., Inc.*	35,170
1,983	Comtech Telecommunications Corp.	24,074
2,559	Digi International, Inc.*	93,531
1,222	DZS, Inc.*	15,495
3,157	EMCORE Corp.*	3,039
4,014	Extreme Networks, Inc.*	73,496
6,919	Harmonic, Inc.*	90,639
1,456	InterDigital, Inc.	72,043
2,325	KVH Industries, Inc.*	23,761
1,172	Lantronix, Inc.*	5,063
1,373	Lumentum Holdings, Inc.*	71,629
1,769	NETGEAR, Inc.*	32,037
4,188	NetScout Systems, Inc.*	136,152
2,391	Network-1 Technologies, Inc.	5,260
131	Optical Cable Corp.*	545
7,260	Ribbon Communications, Inc.*	20,255
3,617	ViaSat, Inc.*	114,478
9,904	Viavi Solutions, Inc.*	104,091

		1,361,167

Construction & Engineering (2.0%):
2,016	Ameresco, Inc., Class A*	115,194
6,231	API Group Corp.*	117,205
2,944	Arcosa, Inc.	159,977
952	Argan, Inc.	35,110
1,799	Comfort Systems USA, Inc.	207,029
1,234	Concrete Pumping Holdings, Inc.*	7,219
999	Construction Partners, Inc., Class A*	26,663
1,242	Dycom Industries, Inc.*	116,251
1,457	EMCOR Group, Inc.	215,796
2,655	Fluor Corp.*	92,022
2,210	Granite Construction, Inc.	77,505
4,498	Great Lakes Dredge & Dock Corp.*	26,763
1,379	IES Holdings, Inc.*	49,051
1,580	MasTec, Inc.*	134,821
3,068	Matrix Service Co.*	19,083
4,902	MDU Resources Group, Inc.	148,727
869	MYR Group, Inc.*	80,009
879	Northwest Pipe Co.*	29,622
949	NV5 Global, Inc.*	125,572
5,203	Orion Group Holdings, Inc.*	12,383
1,563	Primoris Services Corp.	34,292
2,151	Sterling Infrastructure, Inc.*	70,553
2,090	Tutor Perini Corp.*	15,780
1,016	Valmont Industries, Inc.	335,961
1,996	WillScot Mobile Mini Holdings Corp.*	90,159

		2,342,747

See accompanying notes to the financial statements.

8

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Construction Materials (0.4%):
1,908	Eagle Materials, Inc.	$253,478
5,547	Summit Materials, Inc., Class A*	157,479
466	U.S. Lime & Minerals, Inc.	65,594

		476,551

Consumer Finance (1.0%):
1,070	Atlanticus Holdings Corp.*	28,034
1,688	Consumer Portfolio Services, Inc.*	14,939
3,041	Curo Group Holdings Corp.	10,796
1,249	Encore Capital Group, Inc.*	59,877
1,566	Enova International, Inc.*	60,088
5,775	EZCORP, Inc., Class A*	47,066
2,530	FirstCash Holdings, Inc.	219,882
2,615	Green Dot Corp., Class A*	41,369
6,374	Navient Corp.	104,852
1,353	Nelnet, Inc., Class A	122,785
1,556	Nicholas Financial, Inc.*	9,818
2,840	OneMain Holdings, Inc.	94,600
964	Oportun Financial Corp.*	5,312
2,222	PRA Group, Inc.*	75,059
3,430	PROG Holdings, Inc.*	57,933
821	Regional Mgmt Corp.	23,054
11,202	SLM Corp.	185,953
450	World Acceptance Corp.*	29,673

		1,191,090

Containers & Packaging (0.7%):
2,863	Graphic Packaging Holding Co.	63,702
1,280	Greif, Inc., Class A	85,837
874	Greif, Inc., Class B	68,373
2,948	Myers Industries, Inc.	65,534
7,172	O-I Glass, Inc.*	118,840
613	Ranpak Holdings Corp.*	3,537
4,885	Silgan Holdings, Inc.	253,238
2,015	Sonoco Products Co.	122,331
2,053	TriMas Corp.	56,950

		838,342

Distributors (0.1%):
12	AMCON Distributing Co.	2,172
1,626	Educational Development Corp.	5,138
2,028	Funko, Inc., Class A*	22,126
1,262	Weyco Group, Inc.	26,704

		56,140

Diversified Consumer Services (1.0%):
2,828	2U, Inc.*	17,732
2,721	ADT, Inc.	24,679
3,285	Adtalem Global Education, Inc.*	116,617
1,366	American Public Education, Inc.*	16,788
253	Bright Horizons Family Solutions, Inc.*	15,964
1,394	Carriage Services, Inc.	38,391
492	Chegg, Inc.*	12,433
4,483	Frontdoor, Inc.*	93,246
201	Graham Holdings Co., Class B	121,446
1,756	Grand Canyon Education, Inc.*	185,539
5,660	H&R Block, Inc.	206,647
2,311	Laureate Education, Inc.	22,232
2,747	OneSpaWorld Holdings, Ltd.*	25,630
4,264	Perdoceo Education Corp.*	59,270

Shares		Value
Common Stocks, continued
Diversified Consumer Services, continued
1,432	Strategic Education, Inc.	$112,154
2,258	Stride, Inc.*	70,630
3,444	Universal Technical Institute, Inc.*	23,144
2,647	WW International, Inc.*	10,217

		1,172,759

Diversified Financial Services (0.1%):
1,888	Acacia Research Corp.*	7,948
500	Alerus Financial Corp.	11,675
1,292	A-Mark Precious Metals, Inc.	44,871
3,167	Cannae Holdings, Inc.*	65,399

		129,893

Diversified Telecommunication Services (0.6%):
1,146	Anterix, Inc.*	36,867
879	ATN International, Inc.	39,827
2,189	Cogent Communications Holdings, Inc.	124,948
5,491	Consolidated Communications Holdings, Inc.*	19,658
2,230	EchoStar Corp., Class A*	37,196
1,571	IDT Corp.*	44,255
6,317	Iridium Communications, Inc.*	324,694
845	Ooma, Inc.*	11,509

		638,954

Electric Utilities (1.1%):
3,520	ALLETE, Inc.	227,075
3,043	Genie Energy, Ltd., Class B	31,465
5,125	Hawaiian Electric Industries, Inc.	214,481
1,240	IDACORP, Inc.	133,734
1,832	MGE Energy, Inc.	128,973
2,564	Otter Tail Corp.	150,533
4,675	PNM Resources, Inc.	228,093
2,371	Portland General Electric Co.	116,179

		1,230,533

Electrical Equipment (1.2%):
1,568	Acuity Brands, Inc.	259,676
1,194	Allied Motion Technologies, Inc.	41,563
2,221	American Superconductor Corp.*	8,173
1,547	Atkore, Inc.*	175,461
1,354	AZZ, Inc.	54,431
1,863	Babcock & Wilcox Enterprises, Inc.*	10,750
1,177	Encore Wire Corp.	161,908
1,956	EnerSys	144,431
411	Espey Mfg. & Electronics Corp.*	5,836
9,534	GrafTech International, Ltd.	45,382
2,834	LSI Industries, Inc.	34,688
2,523	nVent Electric plc	97,060
79	Pineapple Holdings, Inc.*	184
569	Powell Industries, Inc.	20,017
527	Preformed Line Products Co.	43,894
75	Servotronics, Inc.*	792
924	Shoals Technologies Group, Inc., Class A*	22,795
3,399	Sunrun, Inc.*	81,644
2,714	Thermon Group Holdings, Inc.*	54,497
932	TPI Composites, Inc.*	9,451
3,104	Ultralife Corp.*	11,981
1,134	Vicor Corp.*	60,953

		1,345,567

See accompanying notes to the financial statements.

9

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Electronic Equipment, Instruments & Components (2.9%):
2,431	Advanced Energy Industries, Inc.	$208,531
6,544	Arlo Technologies, Inc.*	22,970
5,300	Avnet, Inc.	220,374
1,770	Badger Meter, Inc.	192,983
254	Bel Fuse, Inc., Class A	8,456
740	Bel Fuse, Inc., Class B	24,361
2,757	Belden, Inc.	198,228
1,596	Benchmark Electronics, Inc.	42,597
1,324	Coherent Corp.*	46,472
1,860	CTS Corp.	73,321
6,442	Daktronics, Inc.*	18,167
1,365	Data I/O Corp.*	5,419
662	ePlus, Inc.*	29,313
1,860	Fabrinet*	238,489
1,055	FARO Technologies, Inc.*	31,028
640	Frequency Electronics, Inc.	4,512
865	Identiv, Inc.*	6,263
1,699	Insight Enterprises, Inc.*	170,359
124	IPG Photonics Corp.	11,739
2,324	Itron, Inc.*	117,711
1,856	Kimball Electronics, Inc.*	41,927
4,627	Knowles Corp.*	75,975
226	Littelfuse, Inc.	49,765
1,600	Luna Innovations, Inc.*	14,064
1,993	Methode Electronics, Inc., Class A	88,429
2,686	Napco Security Technologies, Inc.*	73,811
3,997	National Instruments Corp.	147,489
1,187	nLight, Inc.*	12,036
1,812	Novanta, Inc.*	246,197
952	OSI Systems, Inc.*	75,703
1,367	PC Connection, Inc.	64,112
1,588	Plexus Corp.*	163,453
965	Rogers Corp.*	115,163
3,446	Sanmina Corp.*	197,421
1,880	ScanSource, Inc.*	54,934
5,308	TTM Technologies, Inc.*	80,045
6,181	Vishay Intertechnology, Inc.	133,324
999	Vishay Precision Group, Inc.*	38,611
2,612	Vontier Corp.	50,490
311	Wayside Technology Group, Inc.	9,806
3,952	Wireless Telecom Group, Inc.*	7,074

		3,411,122

Energy Equipment & Services (2.0%):
7,188	Archrock, Inc.	64,548
1,944	Bristow Group, Inc.*	52,741
2,624	Cactus, Inc., Class A	131,882
6,189	ChampionX Corp.	179,419
2,103	Core Laboratories NV	42,628
653	DMC Global, Inc.*	12,694
2,539	Dril-Quip, Inc.*	68,985
1,226	Expro Group Holdings NV*	22,227
56	Expro Group Holdings NV US*	1,015
1,260	Geospace Technologies Corp.*	5,317
2,641	Gulf Island Fabrication, Inc.*	13,548
7,520	Helix Energy Solutions Group, Inc.*	55,498
5,207	Helmerich & Payne, Inc.	258,111
5,674	Liberty Oilfield Services, Inc., Class A	90,841

Shares		Value
Common Stocks, continued
Energy Equipment & Services, continued
595	Mammoth Energy Services, Inc.*	$5,147
494	Nabors Industries, Ltd.*	76,506
2,925	National Energy Services Reunited Corp.*	20,300
1,299	Natural Gas Services Group*	14,887
8,761	Newpark Resources, Inc.*	36,358
12,860	NexTier Oilfield Solutions, Inc.*	118,826
2,994	NOV, Inc.	62,545
5,737	Oceaneering International, Inc.*	100,340
3,039	Oil States International, Inc.*	22,671
9,819	Patterson-UTI Energy, Inc.	165,352
7,231	Propetro Holding Corp.*	74,985
8,632	RPC, Inc.	76,738
1,598	SEACOR Marine Holdings, Inc.*	14,638
4,229	Select Energy Services, Inc.	39,076
1,537	Solaris Oilfield Infrastructure, Inc.	15,262
17,966	TechnipFMC plc*	219,006
5,480	TETRA Technologies, Inc.*	18,961
1,475	Tidewater, Inc.*	54,354
20,620	Transocean, Ltd.*	94,027
5,730	U.S. Silica Holdings, Inc.*	71,625
491	Valaris, Ltd.*	33,201
372	Weatherford International plc*	18,942

		2,353,201

Entertainment (0.4%):
3,572	Cinemark Holdings, Inc.*	30,933
2,527	FG Group Holdings, Inc.*	6,621
4,149	Imax Corp.*	60,824
783	Liberty Media Corp.-Liberty Braves, Class A*	25,581
1,825	Liberty Media Corp.-Liberty Braves, Class C*	58,820
3,575	Lions Gate Entertainment Corp., Class A*	20,413
7,603	Lions Gate Entertainment Corp., Class B*	41,284
614	Madison Square Garden Entertainment Corp.*	27,612
233	Madison Square Garden Sports Corp., Class A	42,716
870	Marcus Corp.	12,519
2,544	Playtika Holding Corp.*	21,649
2,715	Reading International, Inc., Class A*	7,521
951	World Wrestling Entertainment, Inc., Class A	65,163

		421,656

Food & Staples Retailing (0.8%):
2,742	Grocery Outlet Holding Corp.*	80,039
661	Ingles Markets, Inc., Class A	63,760
2,814	Natural Grocers by Vitamin Cottage, Inc.	25,720
1,654	PriceSmart, Inc.	100,530
2,176	SpartanNash Co.	65,802
4,696	Sprouts Farmers Market, Inc.*	152,010
2,299	The Andersons, Inc.	80,442
2,098	The Chefs’ Warehouse, Inc.*	69,821
3,444	United Natural Foods, Inc.*	133,317
1,419	Village Super Market, Inc., Class A	33,049
1,746	Weis Markets, Inc.	143,678

		948,168

Food Products (1.7%):
444	Alico, Inc.	10,598
2,325	B&G Foods, Inc.^	25,924
1,273	Calavo Growers, Inc.	37,426
2,146	Cal-Maine Foods, Inc.	116,850

See accompanying notes to the financial statements.

10

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Food Products, continued
1,318	Coffee Holding Co., Inc.	$2,689
2,411	Farmer Brothers Co.*	11,115
4,364	Flowers Foods, Inc.	125,421
2,300	Fresh Del Monte Produce, Inc.	60,237
3,206	Hain Celestial Group, Inc. (The)*	51,873
6,361	Hostess Brands, Inc.*	142,741
1,009	Ingredion, Inc.	98,811
1,040	J & J Snack Foods Corp.	155,698
519	John B Sanfilippo & Son, Inc.	42,205
1,361	Lancaster Colony Corp.	268,525
2,754	Lifecore Biomedical, Inc.*	17,846
2,175	Limoneira Co.	26,557
397	Pilgrim’s Pride Corp.*	9,421
1,419	Post Holdings, Inc.*	128,079
1,220	Rocky Mountain Chocolate Factory, Inc.*	6,954
46	Seaboard Corp.	173,660
708	Seneca Foods Corp., Class A*	43,153
12	Seneca Foods Corp., Class B*	726
4,807	Simply Good Foods Co. (The)*	182,810
2,295	Tootsie Roll Industries, Inc.	97,698
1,779	TreeHouse Foods, Inc.*	87,847
2,649	Vital Farms, Inc.*	39,523

		1,964,387

Gas Utilities (1.0%):
1,029	Chesapeake Utilities Corp.	121,607
909	National Fuel Gas Co.	57,540
4,906	New Jersey Resources Corp.	243,436
1,406	Northwest Natural Holding Co.	66,912
2,413	ONE Gas, Inc.	182,712
873	RGC Resources, Inc.	19,250
6,542	South Jersey Industries, Inc.	232,437
1,722	Southwest Gas Holdings, Inc.	106,557
2,644	Spire, Inc.	182,066

		1,212,517

Health Care (0.0%†):
315	Omniab, Inc. — Vesting 12.5*(a)(b)	—
315	Omniab, Inc. — Vesting 15*(a)(b)	—

		—

Health Care Equipment & Supplies (2.8%):
6,691	Accuray, Inc.*	13,984
2,365	AngioDynamics, Inc.*	32,566
1,309	Anika Therapeutics, Inc.*	38,746
2,193	Apyx Medical Corp.*	5,132
2,615	Artivion, Inc.*	31,694
3,181	AtriCure, Inc.*	141,173
126	Atrion Corp.	70,491
2,426	Avanos Medical, Inc.*	65,648
2,841	Axogen, Inc.*	28,353
2,250	Axonics, Inc.*	140,692
3,014	Cardiovascular Systems, Inc.*	41,051
1,500	CONMED Corp.	132,960
2,081	CytoSorbents Corp.*	3,226
1,118	Elctromed, Inc.*	11,728
1,048	Embecta Corp.	26,504
877	Enovis Corp.*	46,937
3,246	Envista Holdings Corp.*	109,293

Shares		Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
427	Fonar Corp.*	$7,152
2,248	Glaukos Corp.*	98,193
841	Globus Medical, Inc.*	62,461
956	Haemonetics Corp.*	75,189
523	Heska Corp.*	32,510
706	Inari Medical, Inc.*	44,873
1,790	Inogen, Inc.*	35,281
1,778	Integer Holdings Corp.*	121,722
4,094	Integra LifeSciences Holdings Corp.*	229,551
850	iRadimed Corp.	24,046
2,006	IRIDEX Corp.*	4,032
249	Kewaunee Scientific CP*	3,872
4,025	Lantheus Holdings, Inc.*	205,114
1,449	LeMaitre Vascular, Inc.	66,683
1,127	LENSAR, Inc.*	3,336
2,723	LivaNova plc*	151,235
3,167	Meridian Bioscience, Inc.*	105,176
2,871	Merit Medical Systems, Inc.*	202,750
186	Mesa Laboratories, Inc.	30,915
5,233	Neogen Corp.*	79,699
2,684	NuVasive, Inc.*	110,688
5,745	OraSure Technologies, Inc.*	27,691
1,375	Orthofix Medical, Inc.*	28,229
1,277	Orthopediatrics Corp.*	50,735
627	Pulmonx Corp.*	5,286
162	QuidelOrtho Corp.*	13,878
2,363	SeaSpine Holdings Corp.*	19,731
76	Shockwave Medical, Inc.*	15,626
1,010	SI-BONE, Inc.*	13,736
2,196	STAAR Surgical Co.*	106,594
364	Surgalign Holdings, Inc.*	713
879	Surmodics, Inc.*	29,991
1,169	Tactile Systems Technology, Inc.*	13,420
743	TransMedics Group, Inc.*	45,858
671	UFP Technologies, Inc.*	79,104
435	Utah Medical Products, Inc.	43,731
2,566	Varex Imaging Corp.*	52,090
8,600	ViewRay, Inc.*	38,528
755	Zynex, Inc.	10,502

		3,230,099

Health Care Providers & Services (3.0%):
2,268	Acadia Healthcare Co., Inc.*	186,702
787	Addus HomeCare Corp.*	78,299
190	AlerisLife, Inc.*	105
653	Amedisys, Inc.*	54,552
2,679	AMN Healthcare Services, Inc.*	275,455
1,243	Apollo Medical Holdings, Inc.*	36,780
8,989	Brookdale Senior Living, Inc.*	24,540
7,998	Community Health Systems, Inc.	34,551
915	CorVel Corp.*	132,977
2,958	Cross Country Healthcare, Inc.*	78,594
3,392	Encompass Health Corp.	202,876
794	Enhabit, Inc.*	10,449
2,966	Ensign Group, Inc. (The)	280,613
280	Fulgent Genetics, Inc.*	8,338
2,636	HealthEquity, Inc.*	162,483
1,999	InfuSystem Holdings, Inc.*	17,351

See accompanying notes to the financial statements.

11

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Health Care Providers & Services, continued
1,190	Joint Corp. (The)*	$16,636
1,634	LHC Group, Inc.*	264,201
624	ModivCare, Inc.*	55,992
887	National Healthcare Corp.	52,776
1,645	National Research Corp.	61,359
9,359	Option Care Health, Inc.*	281,612
4,811	Owens & Minor, Inc.*	93,959
5,186	Patterson Cos., Inc.	145,364
5,006	Pediatrix Medical Group, Inc.*	74,389
1,785	Petiq, Inc.*	16,458
5,882	Premier, Inc., Class A	205,752
3,375	Progyny, Inc.*	105,131
1,080	Psychemedics Corp.	5,335
2,898	RadNet, Inc.*	54,569
7,290	Select Medical Holdings Corp.	181,011
4,347	Surgery Partners, Inc.*	121,107
1,751	Tenet Healthcare Corp.*	85,431
1,764	The Pennant Group, Inc.*	19,369
755	U.S. Physical Therapy, Inc.	61,178

		3,486,294

Health Care Technology (0.5%):
766	Computer Programs and Systems, Inc.*	20,850
4,744	Evolent Health, Inc., Class A*	133,212
2,021	Health Catalyst, Inc.*	21,483
1,818	HealthStream, Inc.*	45,159
1,239	iCAD, Inc.*	2,267
4,136	NextGen Healthcare, Inc.*	77,674
2,168	Omnicell, Inc.*	109,311
445	OptimizeRx Corp.*	7,476
279	Simulations Plus, Inc.	10,203
6,937	Veradigm, Inc.*	122,369

		550,004

Hotels, Restaurants & Leisure (2.2%):
3	Biglari Holdings, Inc., Class A*	2,067
168	Biglari Holdings, Inc., Class B*	23,318
1,766	BJ’s Restaurants, Inc.*	46,587
5,714	Bloomin’ Brands, Inc.	114,966
2,652	Brinker International, Inc.*	84,625
4,497	Carrols Restaurant Group, Inc.*	6,116
700	Century Casinos, Inc.*	4,921
3,080	Cheesecake Factory, Inc. (The)	97,667
217	Choice Hotels International, Inc.	24,443
1,396	Chuy’s Holdings, Inc.*	39,507
1,237	Cracker Barrel Old Country Store, Inc.	117,193
2,902	Dave & Buster’s Entertainment, Inc.*	102,847
3,256	Denny’s Corp.*	29,988
263	Dine Brands Global, Inc.	16,990
2,394	El Pollo Loco Holdings, Inc.	23,844
2,608	Fiesta Restaurant Group, Inc.*	19,169
100	Flanigan’s Enterprises, Inc.	2,588
1,109	Full House Resorts, Inc.*	8,340
391	Hilton Grand Vacations, Inc.*	15,069
5,547	International Game Technology plc	125,806
1,031	Jack in the Box, Inc.	70,345
3,369	Light & Wonder, Inc., Class A*	197,423
1,327	Marriott Vacations Worldwide Corp.	178,601

Shares		Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
597	Nathans Famous, Inc.	$40,124
1,669	Noodles & Co.*	9,163
1,689	Papa John’s International, Inc.	139,022
809	Penn Entertainment, Inc.*	24,027
387	Planet Fitness, Inc., Class A*	30,496
3,630	Playa Hotels & Resorts NV*	23,704
1,540	Playags, Inc.*	7,854
300	RCI Hospitality Holdings, Inc.	27,957
1,368	Red Robin Gourmet Burgers, Inc.*	7,633
662	Red Rock Resorts, Inc.	26,487
2,239	Ruth’s Hospitality Group, Inc.	34,660
3,760	SeaWorld Entertainment, Inc.*	201,198
1,613	Shake Shack, Inc., Class A*	66,988
1,631	Texas Roadhouse, Inc., Class A	148,339
3,865	Travel + Leisure Co.	140,686
10,098	Wendy’s Co. (The)	228,518
496	Wingstop, Inc.	68,259
572	Wyndham Hotels & Resorts, Inc.	40,789

		2,618,324

Household Durables (2.1%):
608	Bassett Furniture Industries, Inc.	10,567
738	Beazer Homes USA, Inc.*	9,417
494	Cavco Industries, Inc.*	111,767
1,854	Century Communities, Inc.	92,719
1,650	Ethan Allen Interiors, Inc.	43,593
820	Flexsteel Industries, Inc.	12,628
1,624	Green Brick Partners, Inc.*	39,350
1,347	Helen of Troy, Ltd.*	149,396
670	Hooker Furnishings Corp.	12,529
1,677	Installed Building Products, Inc.	143,551
1,482	iRobot Corp.*	71,329
4,791	KB Home	152,593
1,138	Koss Corp.*	5,553
2,637	La-Z-Boy, Inc.	60,176
230	Legacy Housing Corp.*	4,361
3,296	Leggett & Platt, Inc.	106,230
1,096	LGI Homes, Inc.*	101,490
2,522	Lifetime Brands, Inc.	19,142
1,513	M/I Homes, Inc.*	69,870
3,450	MDC Holdings, Inc.	109,020
1,818	Meritage Homes Corp.*	167,620
2,534	Purple Innovation, Inc.*	12,138
3,015	Skyline Champion Corp.*	155,303
4,300	Sonos, Inc.*	72,670
6,288	Taylor Morrison Home Corp., Class A*	190,841
4,483	Tempur Sealy International, Inc.	153,901
1,904	Toll Brothers, Inc.	95,048
520	TopBuild Corp.*	81,375
5,638	Tri Pointe Homes, Inc.*	104,810
3,274	Tupperware Brands Corp.*	13,554
798	Universal Electronics, Inc.*	16,606

		2,389,147

Household Products (0.5%):
636	Central Garden & Pet Co.*	23,818
2,441	Central Garden & Pet Co., Class A*	87,388
3,493	Energizer Holdings, Inc.	117,190

See accompanying notes to the financial statements.

12

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Household Products, continued
640	Oil-Dri Corp. of America	$21,466
1,230	Reynolds Consumer Products, Inc.	36,875
1,701	Spectrum Brands Holdings, Inc.	103,625
822	WD-40 Co.	132,515

		522,877

Independent Power and Renewable Electricity Producers (0.4%):
4,220	Atlantica Sustainable Infrastructure plc	109,298
703	Clearway Energy, Inc., Class A	21,034
765	Clearway Energy, Inc., Class C	24,380
2,863	Ormat Technologies, Inc.	247,592
5,158	Sunnova Energy International, Inc.*	92,896

		495,200

Insurance (3.3%):
2,802	AMBAC Financial Group, Inc.*	48,867
5,367	American Equity Investment Life Holding Co.	244,843
1,053	Amerisafe, Inc.	54,724
1,862	Argo Group International Holdings, Ltd.	48,133
3,675	Assured Guaranty, Ltd.	228,806
2,314	Axis Capital Holdings, Ltd.	125,349
3,866	Brighthouse Financial, Inc.*	198,210
5,374	Citizens, Inc.*	11,447
3,445	Crawford & Co.	18,293
2,876	Crawford & Co., Class A	15,991
2,691	Donegal Group, Inc., Class A	38,212
1,337	eHealth, Inc.*	6,471
1,475	Employers Holdings, Inc.	63,617
813	Enstar Group, Ltd.*	187,836
1,416	First American Financial Corp.	74,113
10,826	Genworth Financial, Inc., Class A*	57,270
991	Global Indemnity Group LLC, Class A	23,100
3,055	Greenlight Capital Re, Ltd.*	24,898
1,752	Hallmark Financial Services, Inc.*	1,024
1,817	Hanover Insurance Group, Inc. (The)	245,531
489	HCI Group, Inc.	19,360
1,369	Heritage Insurance Holdings, Inc.	2,464
2,079	Horace Mann Educators Corp.	77,692
135	Investors Title Co.	19,919
1,855	James River Group Holdings	38,788
2,661	Kemper Corp.	130,921
1,473	Kingstone Cos., Inc.	1,989
714	Kinsale Capital Group, Inc.	186,725
12,677	Maiden Holdings, Ltd.*	26,748
2,856	Mercury General Corp.	97,675
198	National Western Life Group, Inc., Class A	55,638
929	NI Holdings, Inc.*	12,328
1,205	Old Republic International Corp.	29,101
1,464	Primerica, Inc.	207,624
2,637	ProAssurance Corp.	46,068
1,609	RLI Corp.	211,213
797	Safety Insurance Group, Inc.	67,155
2,998	Selective Insurance Group, Inc.	265,653
6,247	SiriusPoint, Ltd.*	36,857
1,766	Stewart Information Services Corp.	75,461
2,849	Tiptree, Inc., Class A	39,430
2,000	United Fire Group, Inc.	54,720
895	United Insurance Holdings Co.	949

Shares		Value
Common Stocks, continued
Insurance, continued
2,274	Universal Insurance Holdings, Inc.	$24,082
4,287	Unum Group	175,896
164	White Mountains Insurance Group, Ltd.	231,950

		3,853,141

Interactive Media & Services (0.5%):
3,144	ANGI, Inc., Class A*	7,388
467	Bumble, Inc.*	9,830
5,278	Cargurus, Inc.*	73,945
4,413	Cars.com, Inc.*	60,767
6,181	DHI Group, Inc.*	32,698
3,238	QuinStreet, Inc.*	46,465
1,095	Travelzoo*	4,873
3,646	TripAdvisor, Inc.*	65,555
11,137	TrueCar, Inc.*	27,954
3,909	Yelp, Inc.*	106,872
2,347	Ziff Davis, Inc.*	185,648

		621,995

Internet & Direct Marketing Retail (0.2%):
1,021	1-800-Flowers.com, Inc., Class A*	9,761
738	Duluth Holdings, Inc.*	4,561
1,300	Lands’ End, Inc.*	9,867
2,418	Liquidity Services, Inc.*	33,997
1,724	PetMed Express, Inc.	30,515
3,615	Quotient Technology, Inc.*	12,399
16,641	Qurate Retail, Inc., Class A*	27,125
740	Revolve Group, Inc.*	16,472
1,857	Shutterstock, Inc.	97,901

		242,598

IT Services (1.7%):
622	BM Technologies, Inc.*	3,241
3,431	Bread Financial Holdings, Inc.	129,211
1,700	Brightcove, Inc.*	8,891
1,100	Cantaloupe, Inc.*	4,785
962	Cass Information Systems, Inc.	44,079
289	Concentrix Corp.	38,483
9,103	Conduent, Inc.*	36,867
1,673	CSG Systems International, Inc.	95,696
758	CSP, Inc.	7,148
1,282	DXC Technology Co.*	33,973
1,133	Euronet Worldwide, Inc.*	106,933
3,710	Evertec, Inc.	120,130
1,270	Evo Payments, Inc.*	42,977
1,949	ExlService Holdings, Inc.*	330,219
2,654	Hackett Group, Inc. (The)	54,062
1,488	I3 Verticals, Inc.*	36,218
1,300	Information Services Group, Inc.	5,980
1,362	International Money Express, Inc.*	33,192
10,373	Limelight Networks, Inc.*	11,721
3,634	LiveRamp Holdings, Inc.*	85,181
6,322	Marqeta, Inc., Class A*	38,627
1,249	Maximus, Inc.	91,589
862	Paysign, Inc.*	2,224
1,859	Perficient, Inc.*	129,814
3,168	PFSweb, Inc.	19,483
494	Shift4 Payments, Inc., Class A*	27,629
1,555	StarTek, Inc.*	5,831

See accompanying notes to the financial statements.

13

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
IT Services, continued
4,882	Teradata Corp.*	$164,328
2,606	TTEC Holdings, Inc.	115,003
4,235	Unisys Corp.*	21,641
3,544	Verra Mobility Corp.*	49,014
2,485	Western Union Co. (The.)	34,218
267	WEX, Inc.*	43,695

		1,972,083

Leisure Products (0.9%):
5,175	Academy Sports & Outdoors, Inc.	271,895
4,211	Acushnet Holdings Corp.	178,799
2,004	American Outdoor Brands, Inc.*	20,080
2,314	Brunswick Corp.	166,793
1,402	Escalade, Inc.	14,272
723	Johnson Outdoors, Inc., Class A	47,805
1,065	Malibu Boats, Inc.*	56,765
2,419	Marine Products Corp.	28,472
850	Mastercraft Boat Holdings, Inc.*	21,990
2,293	Nautilus Group, Inc.*	3,508
204	Polaris, Inc.	20,604
2,353	Smith & Wesson Brands, Inc.	20,424
4,511	Topgolf Callaway Brands Corp.*	89,092
2,209	Vista Outdoor, Inc.*	53,833
2,379	YETI Holdings, Inc.*	98,276

		1,092,608

Life Sciences Tools & Services (0.5%):
255	Azenta, Inc.*	14,846
2,937	Codexis, Inc.*	13,687
7,407	Enzo Biochem, Inc.*	10,592
5,439	Harvard Bioscience, Inc.*	15,066
514	Maravai LifeSciences Holdings, Inc., Class A*	7,356
1,530	Medpace Holdings, Inc.*	324,987
923	NanoString Technologies, Inc.*	7,356
5,166	Neogenomics, Inc.*	47,734
4,067	OmniAb, Inc.*	14,641
647	Personalis, Inc.*	1,281
1,700	Quanterix Corp.*	23,545
2,979	Sotera Health Co.*	24,815
537	Syneos Health, Inc.*	19,697

		525,603

Machinery (4.6%):
765	Alamo Group, Inc.	108,324
2,073	Albany International Corp., Class A	204,377
5,627	Allison Transmission Holdings, Inc.	234,083
4,706	Altra Industrial Motion Corp.	281,183
806	Art’s-Way Manufacturing Co., Inc.	1,556
1,143	Astec Industries, Inc.	46,474
3,236	Barnes Group, Inc.	132,191
1,185	Chart Industries, Inc.*	136,548
1,404	CIRCOR International, Inc.*	33,640
1,556	Columbus McKinnon Corp.	50,523
3,325	Commercial Vehicle Group, Inc.*	22,643
1,142	Crane Holdings Co.	114,714
493	Donaldson Co., Inc.	29,023
1,772	Douglas Dynamics, Inc.	64,076
500	Eastern Co. (The)	9,640
3,670	Energy Recovery, Inc.*	75,198

Shares		Value
Common Stocks, continued
Machinery, continued
2,752	Enerpac Tool Group Corp.	$70,038
1,044	EnPro Industries, Inc.	113,472
877	Esab Corp.	41,149
1,258	ESCO Technologies, Inc.	110,125
6,451	Evoqua Water Technologies Co.*	255,460
3,137	Federal Signal Corp.	145,776
5,909	Flowserve Corp.	181,288
2,482	Franklin Electric Co., Inc.	197,939
5,795	Gates Industrial Corp. plc*	66,121
1,765	Gencor Industries, Inc.*	17,826
1,794	Gorman-Rupp Co. (The)	45,962
459	Graham Corp.*	4,416
4,634	Harsco Corp.*	29,148
1,812	Helios Technologies, Inc.	98,645
2,413	Hillenbrand, Inc.	102,963
785	Hurco Cos., Inc.	20,512
1,014	Hyster-Yale Materials Handling, Inc., Class A	25,664
219	ITT, Inc.	17,761
1,705	John Bean Technologies Corp.	155,718
472	Kadant, Inc.	83,841
3,498	Kennametal, Inc.	84,162
1,529	L.B. Foster Co., Class A*	14,801
578	Lindsay Corp.	94,127
1,597	Luxfer Holdings plc	21,911
3,228	Manitex International, Inc.*	12,912
2,653	Manitowoc Co., Inc. (The)*	24,301
589	Mayville Engineering Co., Inc.*	7,457
728	Miller Industries, Inc.	19,408
3,159	Mueller Industries, Inc.	186,381
8,533	Mueller Water Products, Inc., Class A	91,815
3,562	NN, Inc.*	5,343
638	Omega Flex, Inc.	59,538
1,312	Oshkosh Corp.	115,705
723	P&F Industries, Inc., Class A	3,608
1,229	Park-Ohio Holdings Corp.	15,031
1,599	Proto Labs, Inc.*	40,822
114	RBC Bearings, Inc.*	23,866
3,472	REV Group, Inc.	43,817
1,851	Shyft Group, Inc. (The)	46,016
1,692	SPX Technologies, Inc.*	111,080
731	Standex International Corp.	74,862
466	Taylor Devices, Inc.*	6,613
1,044	Tennant Co.	64,279
3,752	Terex Corp.	160,285
1,867	The Greenbrier Cos., Inc.	62,601
1,864	Timken Co.	131,729
5,430	Titan International, Inc.*	83,188
4,025	Trinity Industries, Inc.	119,019
1,747	Twin Disc, Inc.*	16,981
3,327	Wabash National Corp.	75,190
1,430	Watts Water Technologies, Inc., Class A	209,109
337	Woodward, Inc.	32,558

		5,386,532

Marine (0.3%):
6,821	Costamare, Inc.	63,299
315	Eneti, Inc.	3,166
3,087	Genco Shipping & Trading, Ltd.	47,416

See accompanying notes to the financial statements.

14

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Marine, continued
2,099	Kirby Corp.*	$135,071
2,096	Matson, Inc.	131,021

		379,973

Media (0.8%):
6,248	Altice USA, Inc., Class A*	28,741
1,560	AMC Networks, Inc., Class A*	24,445
478	Beasley Broadcast Group, Inc., Class A*	440
1,823	Boston Omaha Corp.*	48,309
7,836	comScore, Inc.*	9,090
103	Daily Journal Corp.*	25,803
976	DallasNews Corp.	3,748
4,222	E.W. Scripps Co. (The), Class A*	55,688
6,190	Entravision Communications Corp., Class A	29,712
5,880	Gannett Co, Inc.*	11,936
3,567	Gray Television, Inc.	39,915
1,608	iHeartMedia, Inc., Class A*	9,857
2,165	John Wiley & Sons, Inc., Class A	86,730
2,864	Liberty Latin America, Ltd.*	21,566
9,557	Liberty Latin America, Ltd., Class C*	72,633
348	Marchex, Inc., Class B*	546
1,885	New York Times Co. (The), Class A	61,187
299	Nexstar Media Group, Inc.	52,334
605	Pubmatic, Inc.*	7,750
1,732	Scholastic Corp.	68,345
1,559	TechTarget, Inc.*	68,690
10,206	TEGNA, Inc.	216,265
1,095	Thryv Holdings, Inc.*	20,805
1,165	WideOpenWest, Inc.*	10,613

		975,148

Metals & Mining (1.8%):
958	Alpha Metallurgical Resources, Inc.	140,242
2,124	Ampco-Pittsburgh Corp.*	5,331
1,062	Arconic Corp.*	22,472
1,338	Ascent Industries Co.*	11,600
8,400	ATI, Inc.*	250,824
3,021	Carpenter Technology Corp.	111,596
6,425	Century Aluminum Co.*	52,556
8,414	Coeur Mining, Inc.*	28,271
6,250	Commercial Metals Co.	301,875
2,394	Compass Minerals International, Inc.	98,154
10,043	Ferroglobe plc*	38,666
515	Fortitude Gold Corp.	2,838
1,805	Gold Resource Corp.	2,762
1,257	Haynes International, Inc.	57,432
25,965	Hecla Mining Co.	144,365
754	Kaiser Aluminum Corp.	57,274
1,117	Materion Corp.	97,749
937	McEwen Mining, Inc.*	5,491
1,803	MP Materials Corp.*	43,777
451	Royal Gold, Inc.	50,837
2,868	Ryerson Holding Corp.	86,786
1,487	Schnitzer Steel Industries, Inc., Class A	45,576
3,318	SunCoke Energy, Inc.	28,634
3,542	TimkenSteel Corp.*	64,358
6,784	United States Steel Corp.	169,939
1,458	Universal Stainless & Alloy Products, Inc.*	10,454

Shares		Value
Common Stocks, continued
Metals & Mining, continued
2,207	Warrior Met Coal, Inc.	$76,450
2,629	Worthington Industries, Inc.	130,688

		2,136,997

Multiline Retail (0.4%):
1,321	Big Lots, Inc.	19,419
518	Dillard’s, Inc., Class A	167,418
2,129	Kohl’s Corp.	53,757
7,277	Macy’s, Inc.	150,270
1,801	Nordstrom, Inc.	29,068
1,573	Ollie’s Bargain Outlet Holdings, Inc.*	73,679

		493,611

Multi-Utilities (0.6%):
4,925	Avista Corp.	218,375
3,792	Black Hills Corp.	266,729
2,992	NorthWestern Corp.	177,545
1,043	Unitil Corp.	53,569
2,565	Via Renewables, Inc.	13,107

		729,325

Oil, Gas & Consumable Fuels (4.5%):
2,222	Alto Ingredients, Inc.*	6,399
1,382	Amplify Energy Corp.*	12,148
27,975	Antero Midstream Corp.	301,850
1,071	Arch Resources, Inc.	152,928
1,954	Ardmore Shipping Corp.*	28,157
4,767	Berry Corp.	38,136
2,716	California Resources Corp.	118,173
2,330	Callon Petroleum Co.*	86,420
254	Centrus Energy Corp., Class A*	8,250
1,266	Chord Energy Corp.	173,201
1,624	Civitas Resources, Inc.	94,078
11,183	Clean Energy Fuel Corp.*	58,152
11,288	CNX Resources Corp.*	190,090
8,019	Comstock Resources, Inc.	109,940
2,015	CONSOL Energy, Inc.	130,975
4,922	CVR Energy, Inc.	154,255
4,117	Delek US Holdings, Inc.	111,159
1,575	Denbury, Inc.*	137,057
8,834	DHT Holdings, Inc.	78,446
2,156	Dorian LPG, Ltd.	40,856
1,337	DT Midstream, Inc.	73,883
2,661	Earthstone Energy, Inc.*	37,866
10,143	Enlink Midstream LLC	124,759
15,991	Equitrans Midstream Corp.	107,140
2,943	Evolution Petroleum Corp.	22,220
2,611	Green Plains, Inc.*	79,636
373	Gulfport Energy Corp.*	27,468
1,720	International Seaways, Inc.	63,674
29,696	Kosmos Energy, Ltd.*	188,867
725	Laredo Petroleum, Inc.*	37,280
4,839	Magnolia Oil & Gas Corp., Class A	113,475
4,070	Matador Resources Co.	232,967
5,091	Murphy Oil Corp.	218,964
245	NACCO Industries, Inc., Class A	9,310
9,513	Nordic American Tankers, Ltd.	29,110
897	Northern Oil And Gas, Inc.	27,646
5,300	Overseas Shipholding Group, Inc.*	15,317

See accompanying notes to the financial statements.

15

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
2,838	PAR Pacific Holdings, Inc.*	$65,983
6,480	PBF Energy, Inc., Class A	264,254
4,201	PDC Energy, Inc.	266,679
5,636	Peabody Energy Corp.*	148,903
7,813	Permian Resources Corp.	73,442
2,410	PHX Minerals, Inc.	9,375
6	PrimeEnergy Resources Corp.*	521
1,018	Range Resources Corp.	25,470
523	Ranger Oil Corp.	21,145
900	REX American Resources Corp.*	28,674
2,674	SandRidge Energy, Inc.*	45,538
3,705	Scorpio Tankers, Inc.	199,218
8,803	SFL Corp., Ltd.	81,164
3,500	Sitio Royalties Corp., Class A	100,975
6,858	SM Energy Co.	238,864
2,952	Talos Energy, Inc.*	55,734
1,980	Teekay Shipping Corp.*	8,989
2,363	Teekay Tankers, Ltd., Class A*	72,804
5,757	W&T Offshore, Inc.*	32,124
4,231	World Fuel Services Corp.	115,633

		5,295,741

Paper & Forest Products (0.5%):
1,565	Clearwater Paper Corp.*	59,173
3,299	Glatfelter Corp.	9,171
3,993	Louisiana-Pacific Corp.	236,386
3,596	Mativ Holdings, Inc.	75,156
5,170	Mercer International, Inc.	60,179
5,401	Resolute Forest Products*	116,607
364	Sylvamo Corp.	17,687

		574,359

Personal Products (0.7%):
2,818	BellRing Brands, Inc.*	72,253
4,160	Coty, Inc., Class A*	35,610
2,807	Edgewell Personal Care Co.	108,182
2,868	elf Beauty, Inc.*	158,600
2,266	Herbalife Nutrition, Ltd.*	33,718
1,964	Inter Parfums, Inc.	189,565
900	Lifevantage Corp.	3,348
546	Medifast, Inc.	62,981
1,387	Natural Alternatives International, Inc.*	11,637
369	Natural Health Trends Corp.	1,255
2,257	Natures Sunshine Products, Inc.*	18,778
1,929	Nu Skin Enterprises, Inc., Class A	81,327
340	United-Guardian, Inc.	3,536
1,070	Usana Health Sciences, Inc.*	56,924

		837,714

Pharmaceuticals (1.0%):
1,113	Aclaris Therapeutics, Inc.*	17,530
900	Adicet Bio, Inc.*	8,046
9,876	Amneal Pharmaceuticals, Inc.*	19,653
3,334	Amphastar Pharmaceuticals, Inc.*	93,419
877	ANI Pharmaceuticals, Inc.*	35,282
1,561	Assembly Biosciences, Inc.*	2,029
2,268	Collegium Pharmaceutical, Inc.*	52,618
4,076	Corcept Therapeutics, Inc.*	82,784
3,415	Cumberland Pharmaceuticals, Inc.*	7,684

Shares		Value
Common Stocks, continued
Pharmaceuticals, continued
5,512	Cymabay Therapeutics, Inc.*	$34,560
1,163	EyePoint Pharmaceuticals, Inc.*	4,070
1,035	Harmony Biosciences Holdings, Inc.*	57,028
1,224	Harrow Health, Inc.*	18,066
4,514	Innoviva, Inc.*	59,810
460	Intra-Cellular Therapies, Inc.*	24,343
10,744	Nektar Therapeutics*	24,281
882	NGM Biopharmaceuticals, Inc.*	4,428
2,257	Pacira BioSciences, Inc.*	87,143
3,432	Perrigo Co. plc	116,997
1,714	Phibro Animal Health Corp., Class A	22,985
1,808	PMV Pharmaceuticals, Inc.*	15,730
2,694	Prestige Consumer Healthcare, Inc.*	168,644
420	Relmada Therapeutics, Inc.*	1,466
911	scPharmaceuticals, Inc.*	6,532
5,073	SIGA Technologies, Inc.	37,337
2,677	Supernus Pharmaceuticals, Inc.*	95,489
1,505	Taro Pharmaceutical Industries, Ltd.*	43,705

		1,141,659

Professional Services (2.2%):
3,245	ASGN, Inc.*	264,403
572	Barrett Business Services, Inc.	53,356
323	CACI International, Inc., Class A*	97,091
3,153	CBIZ, Inc.*	147,718
490	CRA International, Inc.	59,991
2,812	Exponent, Inc.	278,641
1,273	Forrester Research, Inc.*	45,523
882	Franklin Covey Co.*	41,251
1,796	FTI Consulting, Inc.*	285,205
1,280	Heidrick & Struggles International, Inc.	35,802
1,154	Huron Consulting Group, Inc.*	83,780
1,116	ICF International, Inc.	110,540
1,783	Insperity, Inc.	202,549
668	KBR, Inc.	35,270
2,340	Kelly Services, Inc., Class A	39,546
1,439	Kforce, Inc.	78,900
2,641	Korn Ferry	133,687
958	ManpowerGroup, Inc.	79,715
1,332	Mastech Digital, Inc.*	14,665
3,943	Mistras Group, Inc.*	19,439
2,119	Resources Connection, Inc.	38,947
1,557	Science Applications International Corp.	172,718
3,186	TriNet Group, Inc.*	216,011
2,309	TrueBlue, Inc.*	45,210
505	Willdan Group, Inc.*	9,014

		2,588,972

Real Estate Management & Development (0.7%):
1,580	AMREP Corp.*	18,249
395	CKX Lands, Inc.*	3,930
6,494	Cushman & Wakefield plc*	80,915
4,771	Douglas Elliman, Inc.	19,418
913	eXp World Holdings, Inc.^	10,116
1,627	Five Point Holdings LLC, Class A*	3,791
1,972	Forestar Group, Inc.*	30,389
504	FRP Holdings, Inc.*	27,145
2,119	Howard Hughes Corp. (The)*	161,934
10	J.W. Mays, Inc.*	478

See accompanying notes to the financial statements.

16

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Real Estate Management & Development, continued
7,038	Kennedy-Wilson Holdings, Inc.	$110,708
2,463	Marcus & Millichap, Inc.	84,850
1,035	Maui Land & Pineapple Co., Inc.*	9,750
8,443	Newmark Group, Inc.	67,291
1,207	Rafael Holdings, Inc., Class B*	2,257
688	RE/MAX Holdings, Inc., Class A	12,824
3,740	Realogy Holdings Corp.*	23,899
308	Stratus Properties, Inc.	5,941
2,279	Tejon Ranch Co.*	42,936
1,076	The RMR Group, Inc., Class A	30,397
2,980	The St Joe Co.	115,177

		862,395

Road & Rail (0.8%):
1,630	ArcBest Corp.	114,165
1,322	Covenant Logistics Group, Inc.	45,702
2,131	Daseke, Inc.*	12,125
4,045	Heartland Express, Inc.	62,050
1,040	Landstar System, Inc.	169,416
2,692	Marten Transport, Ltd.	53,248
880	PAM Transportation Services, Inc.	22,792
774	RXO, Inc.*	13,313
1,507	Ryder System, Inc.	125,940
526	Saia, Inc.*	110,292
2,170	Schneider National, Inc., Class B	50,778
1,009	U.S. Xpress Enterprises, Inc., Class A*	1,826
1,170	Universal Logistics Holdings, Inc.	39,125
2,850	Werner Enterprises, Inc.	114,741
2,752	Yellow Corp.*	6,907

		942,420

Semiconductors & Semiconductor Equipment (2.8%):
1,480	Alpha & Omega Semiconductor, Ltd.*	42,284
1,591	Ambarella, Inc.*	130,828
12,049	Amkor Technology, Inc.	288,935
1,301	Amtech Systems, Inc.*	9,887
2,235	Axcelis Technologies, Inc.*	177,369
2,777	AXT, Inc.*	12,163
1,210	CEVA, Inc.*	30,952
2,825	Cirrus Logic, Inc.*	210,406
2,356	Cohu, Inc.*	75,510
2,615	Diodes, Inc.*	199,106
3,918	FormFactor, Inc.*	87,097
4,679	GSI Technology, Inc.*	8,095
1,254	Ichor Holdings, Ltd.*	33,632
1,349	inTEST Corp.*	13,895
2,631	Kulicke & Soffa Industries, Inc.	116,448
851	Lattice Semiconductor Corp.*	55,213
1,506	MACOM Technology Solutions Holdings, Inc.*	94,848
1,636	MagnaChip Semiconductor Corp.*	15,362
4,167	MaxLinear, Inc., Class A*	141,470
393	MKS Instruments, Inc.	33,299
557	NVE Corp.	36,066
2,709	Onto Innovation, Inc.*	184,456
2,739	PDF Solutions, Inc.*	78,116
5,140	Photronics, Inc.*	86,506
2,109	Pixelworks, Inc.*	3,733
3,012	Power Integrations, Inc.	216,021
6,043	Rambus, Inc.*	216,460

Shares		Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
3,315	Semtech Corp.*	$95,107
1,031	Silicon Laboratories, Inc.*	139,876
2,252	SMART Global Holdings, Inc.*	33,510
1,918	Synaptics, Inc.*	182,517
2,584	Ultra Clean Holdings, Inc.*	85,659
680	Universal Display Corp.	73,467
2,559	Veeco Instruments, Inc.*	47,546

		3,255,839

Software (2.1%):
3,492	A10 Networks, Inc.	58,072
7,188	ACI Worldwide, Inc.*	165,324
7,970	Adeia, Inc.	75,556
1,294	Agilysys, Inc.*	102,407
3,236	Alarm.com Holdings, Inc.*	160,117
3,091	Altair Engineering, Inc.*	140,548
2,494	American Software, Inc., Class A	36,612
796	Appfolio, Inc.*	83,883
935	Asure Software, Inc.*	8,733
2,785	Aware, Inc.*	4,762
3,104	Blackbaud, Inc.*	182,701
5,580	Box, Inc.*	173,705
1,046	Cerence, Inc.*	19,382
3,799	Cognyte Software, Ltd.*	11,815
2,139	CommVault Systems, Inc.*	134,415
782	Consensus Cloud Solutions, Inc.*	42,040
1,386	DoubleVerify Holdings, Inc.*	30,437
1,708	Duck Creek Technologies, Inc.*	20,581
1,817	Ebix, Inc.	36,267
1,929	Envestnet, Inc.*	119,019
1,210	Guidewire Software, Inc.*	75,698
981	Jamf Holding Corp.*	20,895
2,038	Mitek Systems, Inc.*	19,748
554	Model N, Inc.*	22,470
1,242	ON24, Inc.*	10,719
2,582	OneSpan, Inc.*	28,893
2,333	Progress Software Corp.	117,700
293	Q2 Holdings, Inc.*	7,873
1,989	Qualys, Inc.*	223,226
2,532	Rimini Street, Inc.*	9,647
1,169	Sapiens International Corp. NV	21,603
539	Shotspotter, Inc.*	18,234
1,900	Smith Micro Software, Inc.*	3,990
843	SPS Commerce, Inc.*	108,267
3,200	Sumo Logic, Inc.*	25,920
3,280	Synchronoss Technologies, Inc.*	2,027
870	Upland Software, Inc.*	6,203
3,329	Verint Systems, Inc.*	120,776
3,188	Xperi, Inc.*	27,449

		2,477,714

Specialty Retail (2.9%):
1,777	Aaron’s Co., Inc. (The)	21,235
2,894	Abercrombie & Fitch Co., Class A*	66,301
11,375	American Eagle Outfitters, Inc.	158,795
422	America’s Car-Mart, Inc.*	30,494
1,088	Asbury Automotive Group, Inc.*	195,024
1,351	AutoNation, Inc.*	144,962
5,705	Barnes & Noble Education, Inc.*	9,984

See accompanying notes to the financial statements.

17

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Specialty Retail, continued
1,634	Big 5 Sporting Goods Corp.^	$14,428
1,510	Boot Barn Holdings, Inc.*	94,405
1,732	Build-A-Bear Workshop, Inc.*	41,291
2,857	Caleres, Inc.	63,654
407	Camping World Holdings, Inc., Class A	9,084
1,799	Cato Corp., Class A	16,785
7,945	Chico’s FAS, Inc.*	39,089
757	Citi Trends, Inc.*	20,045
2,251	Conn’s, Inc.*	15,487
4,771	Designer Brands, Inc., Class A	46,660
1,861	Destination XL Group, Inc.*	12,562
4,657	Foot Locker, Inc.	175,988
3,840	Gap, Inc. (The)	43,315
802	Genesco, Inc.*	36,908
753	Group 1 Automotive, Inc.	135,819
3,762	Guess?, Inc.^	77,836
1,284	Haverty Furniture Cos., Inc.	38,392
849	Hibbett, Inc.	57,919
1,353	Leslie’s, Inc.*	16,520
1,529	LL Flooring Holdings, Inc.*	8,593
1,251	MarineMax, Inc.*	39,056
1,923	Monro, Inc.	86,920
704	Murphy U.S.A., Inc.	196,796
4,234	National Vision Holdings, Inc.*	164,110
2,301	ODP Corp. (The)*	104,787
443	OneWater Marine, Inc.*	12,670
1,560	Penske Automotive Group, Inc.	179,291
3,598	Rent-A-Center, Inc.	81,135
6,055	Sally Beauty Holdings, Inc.*	75,809
1,818	Shoe Carnival, Inc.	43,468
2,746	Signet Jewelers, Ltd.	186,728
1,362	Sleep Number Corp.*	35,385
1,462	Sonic Automotive, Inc., Class A	72,033
2,363	Sportsman’s Warehouse Holdings, Inc.*	22,236
3,031	The Buckle, Inc.	137,456
823	The Children’s Place, Inc.*	29,974
4,201	The Container Store Group, Inc.*	18,106
1,307	Tile Shop Holdings, Inc.*	5,725
2,271	Tilly’s, Inc.*	20,553
624	TravelCenters of America, Inc.*	27,943
5,052	Urban Outfitters, Inc.*	120,490
321	Victoria’s Secret & Co.*	11,485
303	Winmark Corp.	71,456
1,091	Zumiez, Inc.*	23,718

		3,358,905

Technology Hardware, Storage & Peripherals (0.5%):
2,901	3D Systems Corp.*	21,467
1,308	AstroNova, Inc.*	16,769
2,793	Avid Technology, Inc.*	74,266
6,556	NCR Corp.*	153,476
3,811	Stratasys, Ltd.*	45,198
2,418	Super Micro Computer, Inc.*	198,518
1,590	TransAct Technologies, Inc.*	9,890
600	Turtle Beach Corp.*	4,302
3,587	Xerox Holdings Corp.	52,370

		576,256

Shares		Value
Common Stocks, continued
Textiles, Apparel & Luxury Goods (1.0%):
2,061	Carter’s, Inc.	$153,771
2,038	Columbia Sportswear Co.	178,488
2,291	Culp, Inc.	10,516
2,091	Fossil Group, Inc.*	9,012
2,571	G-III Apparel Group, Ltd.*	35,248
1,322	Hanesbrands, Inc.	8,408
3,180	Kontoor Brands, Inc.	127,168
816	Lakeland Industries, Inc.*	10,853
844	Movado Group, Inc.	27,219
1,001	Oxford Industries, Inc.	93,273
1,640	PVH Corp.	115,768
674	Rocky Brands, Inc.	15,920
3,115	Skechers U.S.A., Inc., Class A*	130,674
4,466	Steven Madden, Ltd.	142,733
418	Superior Group of Cos., Inc.	4,205
957	Unifi, Inc.*	8,240
1,916	Vera Bradley, Inc.*	8,680
4,779	Wolverine World Wide, Inc.	52,235

		1,132,411

Thrifts & Mortgage Finance (2.4%):
3,501	Axos Financial, Inc.*	133,808
2,838	BankFinancial Corp.	29,884
2,024	Bridgewater Bancshares, Inc.*	35,906
7,770	Capitol Federal Financial, Inc.	67,211
280	Citizens Community Bancorp, Inc.	3,368
5,449	Columbia Financial, Inc.*	117,807
1,537	ESSA Bancorp, Inc.	32,077
4,677	Essent Group, Ltd.	181,842
596	Federal Agricultural Mortgage Corp.	67,175
242	First Capital, Inc.	6,026
986	FS Bancorp, Inc.	32,972
150	Hingham Institution for Savings (The)	41,394
629	HMN Financial, Inc.	13,398
973	Home Bancorp, Inc.	38,949
86	Home Federal Bancorp, Inc.	1,534
1,162	HomeStreet, Inc.	32,048
869	IF Bancorp, Inc.	14,973
3,933	Kearny Financial Corp.	39,920
390	Kentucky First Federal Bancorp	2,644
289	LendingTree, Inc.*	6,164
1,892	Luther Burbank Corp.	21,020
940	Malvern Bancorp, Inc.*	16,685
1,851	Merchants Bancorp	45,016
2,242	MGIC Investment Corp.	29,146
3,941	Mr Cooper Group, Inc.*	158,152
21,283	New York Community Bancorp, Inc.	183,034
4,642	NMI Holdings, Inc., Class A*	97,018
3,578	Northfield Bancorp, Inc.	56,282
6,541	Northwest Bancshares, Inc.	91,443
3,132	Oceanfirst Financial Corp.	66,555
198	Oconee Federal Financial Corp.	4,417
1,129	Ocwen Financial Corp.*	34,525
1,842	Pathward Financial, Inc.	79,298
2,010	PCSB Financial Corp.	38,270
477	PennyMac Financial Services, Inc.	27,027
1,668	Premier Financial Corp.	44,986
1,677	Provident Financial Holdings, Inc.	23,092

See accompanying notes to the financial statements.

18

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Thrifts & Mortgage Finance, continued
3,721	Provident Financial Services, Inc.	$79,481
4,780	Radian Group, Inc.	91,155
1,982	Riverview Bancorp, Inc.	15,222
3,589	Security National Financial Corp., Class A*	26,200
707	Southern Missouri Bancorp, Inc.	32,402
1,053	Sterling Bancorp, Inc.*	6,413
1,409	Territorial Bancorp, Inc.	33,830
3,100	TFS Financial Corp.	44,671
1,462	TrustCo Bank Corp. NY	54,957
1,677	Walker & Dunlop, Inc.	131,611
3,395	Washington Federal, Inc.	113,902
1,247	Waterstone Financial, Inc.	21,498
3,601	Western New England BanCorp, Inc.	34,066
3,813	WSFS Financial Corp.	172,881
35	WVS Financial Corp.	490

		2,773,845

Tobacco (0.2%):
763	Turning Point Brands, Inc.	16,504
975	Universal Corp.	51,490
9,542	Vector Group, Ltd.	113,168

		181,162

Trading Companies & Distributors (2.5%):
6,925	Air Lease Corp.	266,058
1,077	Alta Equipment Group, Inc.	14,206
2,624	Applied Industrial Technologies, Inc.	330,703
3,664	Beacon Roofing Supply, Inc.*	193,422
569	BlueLinx Holdings, Inc.*	40,461
1,324	Boise Cascade Co.	90,919
1,278	DXP Enterprises, Inc.*	35,209
1,463	EVI Industries, Inc.*	34,922
1,550	GATX Corp.	164,827
2,103	Global Industrial Co.	49,484
573	GMS, Inc.*	28,535
1,299	H&E Equipment Services, Inc.	58,975
1,516	Herc Holdings, Inc.	199,460
1,475	Kaman Corp., Class A	32,892
1,489	McGrath Rentcorp	147,024
4,569	MRC Global, Inc.*	52,909
2,121	MSC Industrial Direct Co., Inc.	173,286
7,964	NOW, Inc.*	101,143
1,839	Rush Enterprises, Inc., Class A	96,143
500	Rush Enterprises, Inc., Class B	28,135
480	SiteOne Landscape Supply, Inc.*	56,314
2,140	Textainer Group Holdings, Ltd.	66,361
1,548	Titan Machinery, Inc.*	61,502
577	Transcat, Inc.*	40,892
3,118	Triton International, Ltd.	214,456
5,651	Univar Solutions, Inc.*	179,702
1,034	Veritiv Corp.	125,848
696	WESCO International, Inc.*	87,139

		2,970,927

Water Utilities (0.6%):
2,465	American States Water Co.	228,136
824	Artesian Resources Corp.	48,270
2,717	California Water Service Group	164,759

Shares		Value
Common Stocks, continued
Water Utilities, continued
1,256	Consolidated Water Co., Ltd.	$18,589
925	Middlesex Water Co.	72,769
2,502	Pure Cycle Corp.*	26,221
1,615	SJW Group	131,122
859	York Water Co. (The)	38,638

		728,504

Wireless Telecommunication Services (0.2%):
2,500	Gogo, Inc.*	36,900
2,895	Shenandoah Telecommunications Co.	45,973
2,722	Spok Holdings, Inc.	22,293
5,534	Telephone and Data Systems, Inc.	58,052
2,003	United States Cellular Corp.*	41,762

		204,980

Total Common Stocks (Cost $98,449,704)		116,539,049

Preferred Stocks (0.1%):
Media (0.0%†):
430	Liberty Broadband Corp., Series A	10,019

Trading Companies & Distributors (0.1%):
2,540	WESCO International, Inc., Series A	66,599

Total Preferred Stocks (Cost $70,827)		76,618

Rights (0.0%†):
Biotechnology (0.0%†):
8,857	Achillion Pharm CVR, Expires on 1/29/49*	12,666
2,004	Chinook Therapeutics-CVR, Expires on 12/31/49*	4,068

		16,734

Health Care (0.0%†):
4,400	Progenics Pharmaceuticals, Inc., Expires on 12/31/49*	5,060
2,689	Zogenix, Inc. CVR, Expires on 1/1/25*	1,828

		6,888

Household Durables (0.0%†):
4,044	Zagg, Inc. CVR, Expires on 1/2/49*	364

Pharmaceuticals (0.0%†):
8,452	Xeris BioPharma Hold CVR, Expires on 10/6/49*	3,007

Trading Companies & Distributors (0.0%†):
79	Communications Systems I CVR, Expires on 1/1/29*	349

Total Rights (Cost $364)		27,342

Short-Term Security Held as Collateral for Securities on Loan (0.0%†):
54,304	BlackRock Liquidity FedFund, Institutional Class , 1.49%(c)(d)	54,304

Total Short-Term Security Held as Collateral for Securities on Loan (Cost $54,304)		54,304

Total Investment Securities (Cost $98,575,199) — 100.0%(e)		116,697,313
Net other assets (liabilities) — 0.0%†		(25,869)

Net Assets — 100.0%		$116,671,444

See accompanying notes to the financial statements.

19

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2022

CVR—Contingency Valued Rights

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2022. The total value of securities on loan as of December 31, 2022 was $52,381.

†	Represents less than 0.05%.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors.

(b)	Security was valued using significant unobservable inputs as of December 31, 2022.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2022.

(d)	The rate represents the effective yield at December 31, 2022.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts shown as “—“ are either 0 or round to less than 1.

Percentages indicated are based on net assets as of December 31, 2022.

See accompanying notes to the financial statements.

20

AZL DFA U.S. Small Cap Fund

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investment securities, at cost	$98,575,199

Investment securities, at value(a)	$116,697,313
Interest and dividends receivable	98,381
Receivable for investments sold	278,693
Prepaid expenses	10

Total Assets	117,074,397

Liabilities:
Cash overdraft	28,196
Payable for capital shares redeemed	214,758
Payable for collateral received on loaned securities	54,304
Management fees payable	67,858
Administration fees payable	6,643
Distribution fees payable	25,320
Custodian fees payable	1,285
Administrative and compliance services fees payable	305
Transfer agent fees payable	769
Trustee fees payable	762
Other accrued liabilities	2,753

Total Liabilities	402,953

Net Assets	$116,671,444

Net Assets Consist of:
Paid in capital	$86,958,705
Total distributable earnings	29,712,739

Net Assets	$116,671,444

Shares of beneficial interest (unlimited number of shares authorized, no par value)	12,347,602
Net Asset Value (offering and redemption price per share)	$9.45

(a)	Includes securities on loan of $52,381.

Statement of Operations

For the Year Ended December 31, 2022

Investment Income:
Dividends	$1,744,277
Interest	10
Income from securities lending	4,581
Foreign withholding tax	(1,421)

Total Investment Income	1,747,447

Expenses:
Management fees	1,097,809
Administration fees	45,855
Distribution fees	322,884
Custodian fees	8,748
Administrative and compliance services fees	1,812
Transfer agent fees	6,042
Trustee fees	7,239
Professional fees	5,666
Shareholder reports	1,758
Other expenses	3,976

Total expenses before reductions	1,501,789
Less Management fees contractually waived	(202,749)

Net expenses	1,299,040

Net Investment Income/(Loss)	448,407

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities	11,018,027
Change in net unrealized appreciation/depreciation on securities	(30,719,096)

Net realized and Change in net unrealized gains/losses on investments	(19,701,069)

Change in Net Assets Resulting From Operations	$(19,252,662)

See accompanying notes to the financial statements.

21

AZL DFA U.S. Small Cap Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021

Change In Net Assets:
Operations:
Net investment income/(loss)	$448,407	$661,574
Net realized gains/(losses) on investments	11,018,027	30,812,302
Change in unrealized appreciation/depreciation on investments	(30,719,096)	12,016,166

Change in net assets resulting from operations	(19,252,662)	43,490,042

Distributions to Shareholders:
Distributions	(31,426,517)	(12,429,190)

Change in net assets resulting from distributions to shareholders	(31,426,517)	(12,429,190)

Capital Transactions:
Proceeds from shares issued	30,390	663,840
Proceeds from dividends reinvested	31,426,517	12,429,190
Value of shares redeemed	(19,090,502)	(56,959,304)

Change in net assets resulting from capital transactions	12,366,405	(43,866,274)

Change in net assets	(38,312,774)	(12,805,422)
Net Assets:
Beginning of period	154,984,218	167,789,640

End of period	$116,671,444	$154,984,218

Share Transactions:
Shares issued	2,230	44,285
Dividends reinvested	3,457,263	881,503
Shares redeemed	(1,593,498)	(3,908,653)

Change in shares	1,865,995	(2,982,865)

See accompanying notes to the financial statements.

22

AZL DFA U.S. Small Cap Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated. Does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.)

	Year Ended December 31,
	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Period	$14.79	$12.46	$11.33	$10.19	$12.40

Investment Activities:
Net Investment Income/(Loss)	0.04 (a)	0.06 (a)	0.05 (a)	0.05 (a)	0.07
Net Realized and Unrealized Gains/(Losses) on Investments	(2.08)	3.50	1.46	2.00	(1.53)

Total from Investment Activities	(2.04)	3.56	1.51	2.05	(1.46)

Distributions to Shareholders From:
Net Investment Income	(0.08)	(0.09)	(0.05)	(0.06)	(0.07)
Net Realized Gains	(3.22)	(1.14)	(0.33)	(0.85)	(0.68)

Total Dividends	(3.30)	(1.23)	(0.38)	(0.91)	(0.75)

Net Asset Value, End of Period	$9.45	$14.79	$12.46	$11.33	$10.19

Total Return(b)	(12.91)%	29.02%	13.97%	21.10%	(12.64)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$116,671	$154,984	$167,790	$170,336	$149,873
Net Investment Income/(Loss)	0.35%	0.40%	0.54%	0.46%	0.48%
Expenses Before Reductions(c)	1.16%	1.17%	1.19%	1.17%	1.16%
Expenses Net of Reductions	1.01%	1.02%	1.04%	1.02%	1.01%
Portfolio Turnover Rate	10%	12%	22%	10%	9%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

23

AZL DFA U.S. Small Cap Fund

Notes to the Financial Statements

December 31, 2022

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL DFA U.S. Small Cap Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trusts and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust.

24

AZL DFA U.S. Small Cap Fund

Notes to the Financial Statements

December 31, 2022

This report does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.

Securities Lending

To generate additional income, the Fund may lend up to 33 1⁄3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned on the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2022 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $426 during the year ended December 31, 2022. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $54,304 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2022. At December 31, 2022, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2022, the Fund did not engage in any Rule 17a-7 transactions.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Dimensional Fund Advisors LP (“DFA”), DFA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Management fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2024.

For the year ended December 31, 2022, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL DFA U.S. Small Cap Fund	0.85%	1.35%

*

Effective October 1, 2022, the Manager waived, prior to any application of expense limit, the management fee to 0.67% on all assets in order to maintain a more competitive expense ratio. Prior to October 1, 2022, the Manager waived, prior to any application of expense limit, the management fee to 0.70% on all assets in order to maintain a more competitive expense ratio. The Manager reserves the right to increase the management fee to the amount shown in the table above (i.e., discontinue the waiver) at any time after April 30, 2024.

Any amounts waived or reimbursed by the Manager with respect to the annual expense limit in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2022, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

Management fees, which the Manager may waive in order to maintain more competitive expense ratios, are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations, as applicable.

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is

25

AZL DFA U.S. Small Cap Fund

Notes to the Financial Statements

December 31, 2022

based on the following schedule: 0.05% of combined average daily net assets of the Funds on the first $4 billion, 0.04% of combined average daily net assets of the Funds on the next $2 billion, 0.02% of combined average daily net assets of the Funds on the next $2 billion and 0.01% of combined average daily net assets of the Funds over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are determined pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations have become unreliable or are not readily available as defined in Rule 2a-5 under the 1940 Act are valued in accordance with valuation procedures approved by the Board. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with valuation procedures approved by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. These procedures include the Fund’s use of a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The Board has designated the Manager to perform the Fund’s fair value determinations in accordance with valuation procedures approved by the Board. The effect of using fair value pricing is that the Fund’s NAV will be subject to the judgment of the Manager. The Manager’s fair valuation process is subject to the oversight of the Board.

The following is a summary of the valuation inputs used as of December 31, 2022 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3		Total

Common Stocks+	$116,499,529	$39,520	$—	#	$116,539,049
Preferred Stocks+	76,618	—	—		76,618
Rights+	—	27,342	—		27,342
Short-Term Security Held as Collateral for Securities on Loan	54,304	—	—		54,304

Total Investment Securities	$116,630,451	$66,862	$—		$116,697,313

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

#	Represents the interest in securities that were determined to have a value of zero at December 31, 2022.

5. Security Purchases and Sales

For the year ended December 31, 2022, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL DFA U.S. Small Cap Fund	$13,037,547	$30,632,311

26

AZL DFA U.S. Small Cap Fund

Notes to the Financial Statements

December 31, 2022

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk. The Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Fund.

Value Stocks Risk: Value stocks may perform differently from the market as a whole and following a value-oriented investment strategy may cause the Fund to at times underperform equity funds that use other investment strategies.

Capitalization Risk: Investing in small- to mid-sized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

7. Coronavirus (COVID-19) Pandemic

The global outbreak of the COVID-19 strain of the coronavirus has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may adversely impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objective(s).

8. Recent Regulatory Pronouncements

In December 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-06 “Reference Rate Reform (Topic 848)”. ASU No. 2022-06 updates and clarifies ASU No. 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of LIBOR and other interbank-offered reference rates. The temporary relief provided by ASU No. 2022-06 is effective immediately for certain reference rate-related contract modifications that occur through December 31, 2024. Management does not expect ASU No. 2022-06 to have a material impact on the financial statements.

9. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2022 is $98,508,853. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$35,651,305
Unrealized (depreciation)	(17,462,845)

Net unrealized appreciation/(depreciation)	$18,188,460

The tax character of dividends paid to shareholders during the year ended December 31, 2022 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL DFA U.S. Small Cap Fund	$4,547,617	$26,878,900	$31,426,517

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2021, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL DFA U.S. Small Cap Fund	$6,931,703	$5,497,487	$12,429,190

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

27

AZL DFA U.S. Small Cap Fund

Notes to the Financial Statements

December 31, 2022

At December 31, 2022, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL DFA U.S. Small Cap Fund	$695,184	$10,829,095	$—	$18,188,460	$29,712,739

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, investments in real estate investment trusts and other miscellaneous differences.

10. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2022, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 60% of the Fund. Investment activities of this shareholder could have a material impact to the Fund.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL DFA U.S. Small Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL DFA U.S. Small Cap Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 23, 2023

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

29

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2022, 50.40% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2022, the Fund declared net short-term capital gain distributions of $3,799,842

During the year ended December 31, 2022, the Fund declared net long-term capital gain distributions of $26,878,900.

30

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (``Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

31

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2024 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s) and certain competitor or “peer group” funds), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall-out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2022. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 14 and 21, 2022, and September 13, 2022, as well as in various other meetings preceding those meetings. Accordingly, the Advisory Contracts were approved by the Board at an in-person meeting on September 13, 2022. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2024. Additionally, at a subsequent meeting held December 13, 2022, the Board considered and approved a recommendation to reduce, through at least April 30, 2024, the management fee of the AZL FIAM Total Bond Fund.

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In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for others to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2022 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 14 and 21, 2022, and September 13, 2022, the Manager reported that for the one-year period ended December 31, 2021, nine Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40% of their respective Lipper peer groups. For the three-year period ended December 31, 2021, six Funds were in the top 40%, six were in the middle 20% and seven were in the bottom 40% of their respective Lipper peer groups. For the five-year period ended December 31, 2021, seven Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40% of their respective Lipper peer groups. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Five Funds, the AZL Russell 1000 Value Index Fund, AZL MSCI Emerging Markets Equity Index Fund, AZL Enhanced Bond Index Fund, AZL MetWest Total Return Bond Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Russell 1000 Value Index Fund and the AZL MSCI Emerging Markets Equity Index Fund in December 2021, of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund in February 2022, and of the AZL MetWest Total Return Fund in September 2021, to receive and review enhanced reporting on each Fund’s current investment strategy, process and outlook. As a result of these discussions, the Board understood that the underperformance of these Funds was primarily a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board considered that the Funds that are index funds seek to track their respective indices and do not take defensive positions under any market conditions, including in periods of market decline. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by low short-term interest rates during the periods measured.

The Board considered that the AZL DFA Five-Year Global Fixed Income Fund, which was in the bottom 40% for the three- and five-year periods, had shown improved relative performance in more recent periods.

At the Board meeting held September 13, 2022, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2022.

Thus, at the Board meeting held September 13, 2022, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2022, 18 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2021 for the 19 Funds was as follows: (1) 18 of the Funds had management fee rankings at or below the 65th percentile (with 14 Funds at or below the 50th percentile); and (2) for the AZL MSCI Global Equity Index Fund, it was determined that there was poor peer group comparability due to there being only one other fund in the category. In addition, the Board also considered that the AZL Enhanced Bond Index Fund ranked at the 63rd percentile in the bond index category, but that the Fund’s enhanced bond strategy lacks direct peers.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

33

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2019 through 2021. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. In considering profitability information, the Board considered the possible effect of any fall-out benefits to the Subadvisers and their affiliates. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds (other than AZL FIAM Multi-Strategy Fund, AZL FIAM Total Bond Fund, and AZL MSCI Global Equity Index Fund) do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of June 30, 2022, were approximately $14.8 billion, and that no single Fund had assets in excess of $2.5 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as Fund assets change. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

34

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the FOF Trust, and ETF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	50	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	50	Diamond Hill Funds (10 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	50	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	50	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019 - 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc. (a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	50	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	50	None

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	50	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.

(2)	Indefinite.

(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

35

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Associate General Counsel, Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the FOF Trust, 2014 to present, and the ETF Trust, 2020 to present.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.

(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

36

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1222 02/23

AZL® Enhanced Bond Index Fund

Annual Report

December 31, 2022

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 32

Statement of Operations Page 32

Statements of Changes in Net Assets Page 33

Financial Highlights Page 34

Notes to the Financial Statements Page 35

Report of Independent Registered Public Accounting Firm Page 43

Other Federal Income Tax Information Page 44

Other Information Page 45

Approval of Investment Advisory and Subadvisory Agreements Page 46

Information about the Board of Trustees and Officers Page 49

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Enhanced Bond Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Enhanced Bond Index Fund and BlackRock Financial Management, Inc. serves as Subadviser to the Fund. BlackRock International Limited and BlackRock (Singapore) Limited serve as Sub-subadvisers to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2022?*

For the year ended December 31, 2022, the AZL® Enhanced Bond Index Fund (the “Fund”) returned (13.68)%. That compared to a (13.01)% total return for its benchmark, the Bloomberg U.S. Aggregate Bond Index.1

The year under review began with a dramatic rise in volatility driven by stubbornly high inflation and rising geopolitical uncertainty. The hawkish pivot by global central banks also drove some of the uptick in market volatility. The yield curve flattened during the first quarter as short-term rates rose along with rising inflation and hawkish rhetoric from the Federal Reserve (the Fed). Meanwhile, Russia’s invasion of Ukraine in late February triggered a broad selloff in emerging market bonds and a flight from risk that drove a widening of credit spreads.

An increasingly hawkish Fed and growing fears of an economic recession caused additional market volatility during the second quarter, which drove credit spreads even wider. Risk assets staged a rally early in the third quarter but gave up nearly all their gains by the end of the quarter due to signs that inflation remained a significant problem. The Fed’s initially unexpected moves to implement several consecutive rate increases of 75 basis points led to further downward pressure on bond prices in September.

Bonds ended the period under review with a rally in October and November that lost steam in December. The rally was largely driven by signs that inflation had slowed, and that the Fed was willing to begin easing the pace of its rate increases. Credit spreads tightened somewhat during this final quarter of the period as yields on risk assets fell, even as a great deal of volatility remained in bond markets.

Amid this volatile period, the Fund underperformed its benchmark for the year. The main detractors for the period were the Fund’s duration and yield curve positioning, which had their largest negative effects during the first half of the period. Security selection in emerging markets also weighed on the Fund’s relative performance, as did its positioning and selection within the securitized asset sector.

The Fund benefited from its allocation to Treasury Inflation Protected Securities (TIPS), which outperformed amid rising inflation. Security selection in agency mortgages, as well as positioning and selection in investment-grade credit, also benefited relative results, particularly during the first and third quarters.

The Fund held derivatives in the form of foreign currency forward contracts to hedge the portfolio’s currency exposure to non-dollar bonds. The portfolio also held Treasury futures to manage duration and yield curve exposures. These derivative positions benefited the portfolio by giving managers the ability to more precisely manage duration and yield curve risk, and to hedge currency risk from non-dollar bonds.

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2022.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® Enhanced Bond Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to exceed the total return of the Bloomberg U.S. Aggregate Bond Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Although the Fund seeks to provide a total return in excess of the Index, market conditions or implementation of the Fund’s investment strategy may result in losses, and the Fund may not achieve the desired correlation with and/or may not outperform the Index.

Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities held by the Fund may decline in value due to rising interest rates.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2022
	1 Year	3 Year	5 Year	10 Year
AZL® Enhanced Bond Index Fund	(13.68)%	(3.09)%	(0.39)%	0.64%
Bloomberg U.S. Aggregate Bond Index	(13.01)%	(2.71)%	0.02%	1.06%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Enhanced Bond Index Fund	0.66%

The above expense ratio is based on the current Fund prospectus dated April 29, 2022. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.70% through April 30, 2024. Additional information pertaining to the December 31, 2022 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Bloomberg U.S. Aggregate Bond Index, which is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Enhanced Bond Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Enhanced Bond Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL Enhanced Bond Index Fund	$1,000.00	$969.00	$3.13	0.63%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL Enhanced Bond Index Fund	$1,000.00	$1,022.03	$3.21	0.63%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

U.S. Government Agency Mortgages	32.0%

Corporate Bonds	24.9

U.S. Treasury Obligations	19.7

Unaffiliated Investment Company	9.3

Collateralized Mortgage Obligations	8.0

Asset Backed Securities	4.9

Yankee Debt Obligations	3.7

Certificates of Deposit	1.3

Foreign Bonds	0.9

Municipal Bonds	0.6

Short-Term Security Held as Collateral for Securities on Loan	0.5

Total Investment Securities	105.8

Net other assets (liabilities)	(5.8)

Net Assets	100.0%

3

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Asset Backed Securities (4.9%):
$1,932,000	American Express Credit Account Master Trust, Class A, Series 2022-3, 3.75%, 8/16/27	$1,889,278
2,240,443	American Homes 4 Rent LLC, Class A, Series 2014-SFR3, 3.68%, 12/17/36(a)	2,146,963
5,977,000	BA Credit Card Trust, Class A2, Series 2022-A2, 5.00%, 4/17/28	6,043,074
1,640,000	Benchmark Mortgage Trust, Class A4, Series 2018-B7, 4.51%, 11/15/51, Callable 11/15/28 @ 100	1,583,782
2,531,000	Capital One Multi-Asset Execution Trust, Class A, Series 2022-A2, 3.49%, 5/15/27	2,461,518
5,275,000	Capital One Multi-Asset Execution Trust, Class A, Series 2022-A3, 4.95%, 10/15/27	5,309,520
2,753,070	CarMax Auto Owner Trust, Class A2A, Series 2022-2, 2.81%, 5/15/25, Callable 1/15/26 @ 100	2,727,409
143,442	College Ave Student Loans LLC, Class A1, Series 2021-A, 5.49%(US0001M+110bps), 7/25/51, Callable 2/25/32 @ 100(a)	143,190
995,669	College Ave Student Loans LLC, Class A2, Series 2021-C, 2.32%, 7/26/55(a)	861,815
1,078,379	College Avenue Student Loans LLC, Class A2, Series 2021-B, 1.76%, 6/25/52, Callable 1/25/34 @ 100(a)	924,749
74,426	Credit Acceptance Auto Loan Trust, Class A, Series 20-2A, 1.37%, 7/16/29, Callable 1/15/24 @ 100(a)	73,696
3,640,000	Credit Acceptance Auto Loan Trust, Class A, Series 2021-2A, 0.96%, 2/15/30, Callable 12/15/24 @ 100(a)	3,490,799
3,400,000	Credit Acceptance Auto Loan Trust, Class A, Series 2021-4, 1.26%, 10/15/30, Callable 4/15/25 @ 100(a)	3,174,621
1,880,000	Credit Acceptance Auto Loan Trust, Class A, Series 2021-3A, 1.00%, 5/15/30, Callable 11/15/24 @ 100(a)	1,792,471
432,415	EDvestinU Private Education Loan Issue No 3 LLC, Class A, Series 2021-A, 1.80%, 11/25/45(a)	362,423
773,000	Enterprise Fleet Financing LLC, Class A3, Series 2022-3, 4.29%, 7/20/29, Callable 5/20/26 @ 100(a)	733,312
3,383,526	Ford Credit Auto Lease Trust, Class A2A, Series 2022-A, 2.78%, 10/15/24, Callable 10/15/24 @ 100	3,344,608
737,000	Ford Credit Auto Owner Trust, Class A3, Series 2022-D, 5.27%, 5/17/27, Callable 2/15/26 @ 100	745,146
434,254	Goodleap Sustainable Home Solutions Trust, Class A, Series 2022-1GS, 2.70%, 1/20/49, Callable 6/20/36 @ 100(a)	332,627
1,669,873	GoodLeap Sustainable Home Solutions Trust, Class A, Series 2021-4GS, 1.93%, 7/20/48, Callable 7/20/36 @ 100(a)	1,301,743
911,493	GoodLeap Sustainable Home Solutions Trust, Class A, Series 2021-5CS, 2.31%, 10/20/48, Callable 8/20/36 @ 100(a)	651,871
1,897,058	GoodLeap Sustainable Home Solutions Trust, Class A, Series 2022-3CS, 4.95%, 7/20/49, Callable 11/20/36 @ 100(a)	1,738,573

Principal Amount		Value
Asset Backed Securities, continued
$2,960,000	GPMT, Ltd., Class A, Series 2021-FL4, 5.71%(US0001M+135bps), 11/15/36, Callable 11/20/23 @ 100(a)	$2,823,379
1,358,000	Hyundai Auto Receivables Trust, Class A3, Series 2022-C, 5.39%, 6/15/27, Callable 3/15/25 @ 100	1,374,965
1,390,000	Lendmark Funding Trust, Class A, Series 2021-1A, 1.90%, 11/20/31, Callable 5/20/26 @ 100(a)	1,182,176
1,200,000	Mariner Finance Issuance Trust, Class A, Series 2021-AA, 1.86%, 3/20/36, Callable 3/20/26 @ 100(a)	1,029,995
1,569,734	Mosaic Solar Loan Trust, Class A, Series 2022-1A, 2.64%, 1/20/53, Callable 3/20/36 @ 100(a)	1,304,376
947,292	Mosaic Solar Loan Trust, Class A, Series 2022-2A, 4.38%, 1/21/53, Callable 12/20/36 @ 100(a)	863,430
1,006,000	Mosaic Solar Loan Trust, Class A, Series 2022-D, 6.16%, 6/20/53, Callable 6/20/37 @ 100(a)	1,003,086
1,044,651	Navient Private Education Loan Trust, Class A1B, Series 2020-lA, 5.32%(US0001M+100bps), 4/15/69, Callable 7/15/31 @ 100(a)	1,016,249
2,110,400	Navient Private Education Refi Loan Trust, Class A, Series 20-FA, 1.22%, 7/15/69, Callable 1/15/27 @ 100(a)	1,927,900
4,305,093	Navient Private Education Refi Loan Trust, Class A, Series 2022-BA, 4.16%, 10/15/70, Callable 6/15/29 @ 100(a)	3,986,016
2,235,496	Navient Private Education Refi Loan Trust, Class A, Series 2021-DA, 5.01%(PRIME-(199)bps), 4/15/60, Callable 5/15/32 @ 100(a)	2,058,585
452,651	Navient Private Education Refi Loan Trust, Class A, Series 2021-A, 0.84%, 5/15/69, Callable 1/15/28 @ 100(a)	390,699
6,534,166	Navient Private Education Refi Loan Trust, Class A, Series 2021-EA, 0.97%, 12/16/69, Callable 6/15/29 @ 100(a)	5,524,374
130,250	Navient Student Loan Trust, Class A2, Series 2018-EA, 4.00%, 12/15/59, Callable 4/15/25 @ 100(a)	126,095
874,323	Navient Student Loan Trust, Class A2B, Series 2020-CA, 5.92%(US0001M+160bps), 11/15/68, Callable 3/15/31 @ 100(a)	852,748
1,682,585	Navient Student Loan Trust, Class A2B, Series 2019-D, 5.37%(US0001M+105bps), 12/15/59, Callable 6/15/31 @ 100(a)	1,632,753
3,719,000	Nelnet Student Loan Trust, Class AFL, Series 2021-CA, 5.09%(US0001M+74bps), 4/20/62, Callable 5/20/31 @ 100(a)	3,573,153
3,182,955	Nelnet Student Loan Trust, Class APT2, Series 2021-A, 1.36%, 4/20/62, Callable 9/20/29 @ 100(a)	2,806,127
2,626,243	Nelnet Student Loan Trust, Class AFX, Series 2021-DA, 1.63%, 4/20/62, Callable 8/20/31 @ 100(a)	2,364,547
6,079,851	Nelnet Student Loan Trust, Class AFL, Series 2021-BA, 5.13%(US0001M+78bps), 4/20/62, Callable 7/20/29 @ 100(a)	5,914,118
1,400,000	PFS Financing Corp., Class A, Series 2021-A, 0.71%, 4/15/26(a)	1,320,240

See accompanying notes to the financial statements.

4

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Asset Backed Securities, continued
$579,907	Prodigy Finance CM2021-1 DAC, Class A, Series 2021-1A, 5.64%(US0001M+125bps), 7/25/51, Callable 2/25/27 @ 100(a)	$558,581
2,009,000	Regional Management Issuance Trust, Class A, Series 2021-2, 1.90%, 8/15/33, Callable 8/15/26 @ 100(a)	1,707,856
1,210,570	SMB Private Education Loan Trust, Class APT1, Series 2021-C, 1.39%, 1/15/53(a)	1,039,018
339,278	SMB Private Education Loan Trust, Class A2B, Series 2017-B, 5.07%(US0001M+75bps), 10/15/35(a)	335,141
3,107,843	SMB Private Education Loan Trust, Class APT, Series 2022-A, 2.85%, 11/16/54(a)	2,814,347
283,747	SMB Private Education Loan Trust, Class A2B, Series 2020-A, 5.15%(US0001M+83bps), 9/15/37(a)	269,833
3,677,885	SMB Private Education Loan Trust, Class A2A1, Series 2021-A, 5.05%(US0001M+73bps), 1/15/53(a)	3,481,905
490,000	SMB Private Education Loan Trust, Class B, Series 2021-A, 2.31%, 1/15/53(a)	411,754
1,956,323	SMB Private Education Loan Trust, Class A1B, Series 2022-C, 5.66%(SOFR30A+185bps), 5/16/50(a)	1,944,691
1,721,362	SMB Private Education Loan Trust, Class A1A, Series BA, 1.29%, 7/15/53(a)	1,554,606
469,525	SoFi Professional Loan Program, Class A2FX, Series 2019-B, 3.09%, 8/17/48, Callable 5/15/26 @ 100(a)	441,805
1,173,484	SoFi Professional Loan Program, Class A2FX, Series 2020-A, 2.54%, 5/15/46, Callable 6/15/27 @ 100(a)	1,042,780
585,420	SoFi Professional Loan Program, Class AFX, Series 2020-C, 1.95%, 2/15/46, Callable 4/15/28 @ 100(a)	532,018
9,374	SoFi Professional Loan Program, Class A2B, Series 2016-D, 2.34%, 4/25/33, Callable 11/25/23 @ 100(a)	9,124
1,235,234	SoFi Professional Loan Program, Class A2FX, Series 2017-F, 2.84%, 1/25/41, Callable 5/25/25 @ 100(a)	1,187,605

Total Asset Backed Securities (Cost $109,347,988)		102,239,263

Collateralized Mortgage Obligations (8.0%):
1,930,000	ACRES Commercial Realty, Ltd., Class A, Series 2021-FL2, 5.73%(US0001M+140bps), 1/15/37, Callable 12/15/23 @ 100(a)	1,842,898
2,000,000	AIMCO CLO, Class AR, Series 2017-AA, 5.29%(US0003M+105bps), 4/20/34, Callable 4/20/23 @ 100(a)	1,944,258
2,810,000	Alen Mortgage Trust, Class A, Series 2021-ACEN, 5.47%(US0001M+115bps), 4/15/38(a)	2,722,037
1,000,000	Anchorage Capital CLO 7, Ltd., Class AR2, Series 2015-7A, 5.46%(US0003M+109bps), 1/28/31, Callable 1/28/23 @ 100(a)	984,531
2,008,848	Angel Oak Mortgage Trust, Class A1, Series 2022-1, 2.88%, 12/25/66, Callable 1/25/25 @ 100(a)(b)	1,779,332

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$1,170,000	Apidos CLO XX, Class A1RA, Series 2015-20A, 5.89%(US0003M+110bps), 7/16/31, Callable 1/16/23 @ 100(a)	$1,144,716
4,240,000	Arbor Realty Commercial Real Estate Notes, Ltd., Class A, Series 2021-FL4, 5.67%(US0001M+135bps), 11/15/36, Callable 6/15/24 @ 100(a)	4,098,301
500,894	Ares XL CLO, Ltd., Class A1RA, Series 2016-40A, 5.66%(US0003M+87bps), 1/15/29, Callable 1/15/23 @ 100(a)	494,102
500,000	Ares XXXIIR CLO, Ltd., Class A1A, Series 2014-32RA, 5.55%(US0003M+94bps), 5/15/30, Callable 2/15/23 @ 100(a)	489,912
1,635,178	Arroyo Mortgage Trust, Class A1, Series 2022-2, 4.95%, 7/25/57, Callable 7/25/25 @ 100(a)	1,591,800
1,330,000	BANK, Class A5, Series 2021-BN38, 2.52%, 12/15/64, Callable 12/15/31 @ 100	1,081,181
3,850,000	Barclays Commercial Mortgage Trust, Class A, Series 2018-TALL, 5.04%(US0001M+72bps), 3/15/37(a)	3,654,183
1,232,856	Battalion CLO VIII, Ltd., Class A1R2, Series 2015-8A, 5.26%(US0003M+107bps), 7/18/30, Callable 1/18/23 @ 100(a)	1,211,304
2,290,000	Battalion CLO X, Ltd., Class A1R2, Series 2016-10A, 5.49%(US0003M+117bps), 1/25/35, Callable 1/24/23 @ 100(a)	2,227,783
4,580,000	BDS, Ltd., Class A, Series 2021-FL10, 5.69%(US0001M+135bps), 12/18/36, Callable 12/16/23 @ 100(a)	4,422,640
1,040,000	Benchmark Mortgage Trust, Class B, Series 2019-B15, 3.56%, 12/15/72, Callable 12/15/29 @ 100	822,035
1,540,000	BSPRT Issuer, Ltd., Class A, Series 2021-FL7, 5.64%(US0001M+132bps), 12/15/38, Callable 12/15/23 @ 100(a)	1,471,252
1,120,000	BX, Class A, Series 2021-MFM1, 5.02%(US0001M+70bps), 1/15/34(a)	1,084,047
1,810,898	BX Commercial Mortgage Trust, Class A, Series 2019-XL, 5.37%(US0001M+92bps), 10/15/36(a)	1,786,262
3,350,000	BX Commercial Mortgage Trust, Class A, Series 2020-ViV4, 2.84%, 3/9/44, Callable 3/9/30 @ 100(a)	2,658,577
2,506,764	BX Commercial Mortgage Trust, Class A, Series 2021-XL2, 5.01%(US0001M+69bps), 10/15/36(a)	2,409,955
2,110,000	BX Commercial Mortgage Trust, Class A, Series 2021-CIP, 5.24%(US0001M+92bps), 12/15/28(a)	2,036,210
4,800,000	BX Trust, Class A, Series 2021-ARIA, 5.22%(US0001M+90bps), 10/15/36(a)	4,566,216
551,000	BX Trust, Class D, Series 2019-OC11, 4.08%, 12/9/41, Callable 12/9/29 @ 100(a)	438,645
603,000	Cantor Commercial Real Estate Lending, Class B, Series 2019-CF3, 3.50%, 1/15/53, Callable 12/15/29 @ 100(b)	496,172
615,000	Cantor Commercial Real Estate Lending, Class A4, Series 2019-CF2, 2.62%, 11/15/52, Callable 10/15/29 @ 100	520,639

See accompanying notes to the financial statements.

5

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$400,000	CARLYLE US CLO, Ltd., Class A1, Series 2021-5A, 5.36%(US0003M+112bps), 7/20/34, Callable 7/20/23 @ 100(a)	$386,605
2,235,000	Cedar Funding VI CLO, Ltd., Class AAA, Series 2016-6A, 5.29%(US0003M+105bps), 4/20/34, Callable 4/20/23 @ 100(a)	2,161,766
1,950,000	CEDR Commercial Mortgage Trust, Class A, Series 2022-SNAI, 5.32%(TSFR1M+99bps), 2/15/39(a)	1,832,955
250,677	Chase Home Lending Mortgage Trust, Class A11, Series 2019-ATR2, 4.94%(US0001M+90bps), 7/25/49, Callable 6/25/36 @ 100(a)	242,403
1,250,000	CIFC Funding, Ltd., Class A1, Series 2013-3RA, 5.30%(US0003M+98bps), 4/24/31, Callable 1/24/23 @ 100(a)	1,229,288
731,573	CIM Trust, Class A11, Series 2019-INV3, 4.97%(US0001M+100bps), 8/25/49, Callable 10/25/41 @ 100(a)	672,806
667,000	Commercial Mortgage Loan Trust, Class A5, Series 2015-CR24, 3.70%, 8/10/48, Callable 6/10/26 @ 100	633,634
1,279,058	Commercial Mortgage Loan Trust, Class AM, Series 2013-CR7, 3.31%, 3/10/46, Callable 4/10/23 @ 100(a)	1,268,796
3,075,000	Commercial Mortgage Loan Trust, Class A4, Series 2015-CCRE26, 3.63%, 10/10/48, Callable 9/10/25 @ 100	2,911,635
2,253,698	Credit Suisse Mortgage Capital Certificates, Class A, Series 2020-NET, 2.26%, 8/15/37(a)	2,018,067
210,000	CSAIL Commercial Mortgage Trust, Class A5, Series 2018-CX11, 4.03%, 4/15/51, Callable 4/15/28 @ 100(b)	195,552
1,195,000	CSAIL Commercial Mortgage Trust, Class B, Series 2019-C15, 4.48%, 3/15/52, Callable 2/15/29 @ 100	1,054,113
1,727,569	CSMC, Class A1, Series 2021-NQM8, 1.84%, 10/25/66, Callable 11/25/24 @ 100(a)(b)	1,447,871
2,335,000	CSMC, Class B, Series 2021-BHAR, 5.82%(US0001M+150bps), 11/15/38(a)	2,190,660
2,000,000	Dewolf Park CLO, Ltd., Class AR, Series 2017-1A, 5.00%(US0003M+92bps), 10/15/30, Callable 1/15/23 @ 100(a)	1,973,324
1,440,000	Diameter Capital CLO 1, Ltd., Class A1A, Series 2021-1A, 5.32%(US0003M+124bps), 7/15/36, Callable 10/15/23 @ 100(a)	1,387,069
2,000,000	Dryden 37 Senior Loan Fund, Class AR, Series 2015-37A, 5.18%(US0003M+110bps), 1/15/31, Callable 1/15/23 @ 100(a)	1,973,604
2,095,000	Dryden 43 Senior Loan Fund, Class AR2, Series 2016-43A, 5.28%(US0003M+104bps), 4/20/34, Callable 4/20/23 @ 100(a)	2,030,968
800,000	Dryden 75 CLO, Ltd., Class AR2, Series 2019-75A, 5.12%(US0003M+104bps), 4/15/34, Callable 4/15/23 @ 100(a)	772,197
4,750,000	Elmwood CLO II, Ltd., Class AR, Series 2019-2A, 5.39%(US0003M+115bps), 4/20/34, Callable 4/20/23 @ 100(a)	4,637,634

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$5,281,200	Extended Stay America Trust, Class A, Series 2021-ESH, 5.40%(US0001M+108bps), 7/15/38(a)	$5,129,205
515,126	Flagstar Mortgage Trust, Class A11, Series 2019-1, 4.97%(US0001M+95bps), 10/25/49, Callable 3/25/36 @ 100(a)	474,127
1,050,000	Flatiron CLO 18, Ltd., Class A, Series 2018-1A, 5.87%(TSFR3M+121bps), 4/17/31, Callable 1/17/23 @ 100(a)	1,034,401
1,045,467	FRESB Multifamily Mortgage Pass Through, Class A10H, Series 2019-SB60, 3.50%(US0001M+350bps), 1/25/39, Callable 12/25/28 @ 100	968,377
1,230,000	FS RIALTO, Class A, Series 2021-FL2, 5.55%(US0001M+122bps), 4/16/26, Callable 4/16/23 @ 100(a)	1,168,041
2,720,000	FS Rialto Issuer LLC, Class A, Series 2022-FL4, 5.71%(SOFR30A+190bps), 1/19/39, Callable 4/17/24 @ 100(a)	2,598,040
1,122,000	Galaxy XXVII CLO, Ltd., Class A, Series 2018-27A, 5.66%(US0003M+102bps), 5/16/31, Callable 2/16/23 @ 100(a)	1,098,313
3,027,534	GCAT Trust, Class A1, Series 2021-NQM7, 1.92%, 8/25/66, Callable 3/25/40 @ 100(a)(b)	2,607,810
3,664,911	GS Mortgage Backed Securities Corp. Trust, Class A4, Series 2022-PJ2, 2.50%, 6/25/52, Callable 1/25/46 @ 100(a)(b)	2,947,105
2,820,000	GS Mortgage Securities Corp. Trust, Class A, Series 2022-SHIP, 5.07%(TSFR1M+73bps), 8/15/24	2,780,101
1,666,642	GS Mortgage-Backed Securities Trust, Class A2, Series 2021-PJ6, 2.50%, 11/25/51, Callable 11/25/48 @ 100(a)(b)	1,329,407
1,040,221	Homeward Opportunities Fund Trust, Class A1, Series 2022-1, 5.08%, 7/25/67, Callable 8/25/25 @ 100(a)(b)	1,033,817
1,525,000	IMT Trust, Class BFX, Series 2017-APTS, 3.50%, 6/15/34(a)(b)	1,443,962
270,000	J.P. Morgan Chase Commercial Mortgage Securities Trust, Class D, Series 2022-OPO, 3.45%, 1/5/39(a)(b)	199,043
2,403,353	J.P. Morgan Mortgage Trust, Class A3B, Series 2022-INV3, 3.00%, 9/25/52, Callable 2/25/41 @ 100(a)(b)	2,010,179
585,836	JP Morgan Chase Commercial Mortgage Securities Corp., Class A, Series 2021-MHC, 5.12%(US0001M+80bps), 4/15/38(a)	570,476
3,660,000	JP Morgan Chase Commercial Mortgage Securities Trust, Class A, Series 2021-NYAH, 5.08%(US0001M+76bps), 6/15/38	3,545,757
461,169	JP Morgan Mortgage Trust, Class A11, Series 2019-INV2, 4.94%(US0001M+90bps), 2/25/50, Callable 5/25/32 @ 100(a)	426,661
421,148	JP Morgan Mortgage Trust, Class A11, Series 2019-INV3, 5.04%(US0001M+100bps), 5/25/50, Callable 3/25/43 @ 100(a)	385,201
93,896	JP Morgan Mortgage Trust, Class A11, Series 2019-LTV3, 4.89%(US0001M+85bps), 2/25/50, Callable 3/25/33 @ 100(a)	90,369

See accompanying notes to the financial statements.

6

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$125,568	JP Morgan Mortgage Trust, Class A5, Series 2019-LTV3, 3.50%, 2/25/50, Callable 3/25/33 @ 100(a)(b)	$120,876
168,803	JP Morgan Mortgage Trust, Class A11, Series 2019-7, 4.94%(US0001M+90bps), 2/25/50, Callable 12/25/26 @ 100(a)	154,760
94,397	JP Morgan Mortgage Trust, Class A11, Series 2020-LTV1, 5.04%(US0001M+100bps), 6/25/50, Callable 6/25/28 @ 100(a)	92,087
700,000	JPMDB Commercial Mortgage Securities Trust, Class A5, Series 2017-C5, 3.69%, 3/15/50, Callable 4/15/27 @ 100	652,812
2,904,000	KNDL Mortgage Trust, Class A, Series 2019-KNSQ, 5.12%(US0001M+80bps), 5/15/36(a)	2,870,705
1,000,000	LCM XVIII, LP, Class A1R, Series 18A, 5.26%(US0003M+102bps), 4/20/31, Callable 1/20/23 @ 100(a)	978,332
1,503,944	Life Mortgage Trust, Class A, Series 2021-BMR, 5.02%(US0001M+70bps), 3/15/38(a)	1,456,776
1,875,000	LoanCore Issuer, Ltd., Class A, Series 2021-CRE6, 5.62%(US0001M+130bps), 11/15/38, Callable 11/15/23 @ 100(a)	1,791,307
1,120,000	Madison Park Funding LXII, Ltd., Class A1, Series 2022-62A, 4.76%(TSFR3M+225bps), 7/17/33, Callable 7/17/23 @ 100(a)	1,115,931
1,000,000	Madison Park Funding XVII, Ltd., Class ARR, Series 2015-18A, 5.22%(US0003M+94bps), 10/21/30, Callable 1/21/23 @ 100(a)	986,000
1,000,000	Madison Park Funding XXXV, Ltd., Class A1R, Series 2019-35A, 5.23%(US0003M+99bps), 4/20/32, Callable 1/20/23 @ 100(a)	972,106
2,975,689	Mello Mortgage Capital Acceptance, Class A3, Series 2022-INV2, 3.00%, 4/25/52, Callable 7/25/46 @ 100(a)(b)	2,479,585
630,000	MF1, Class A, Series 2021-W10, 5.41%(SOFR30A+107bps), 12/15/24(a)	598,076
3,570,000	MHP, Class A, Series 2021-STOR, 5.02%(US0001M+70bps), 7/15/38(a)	3,444,571
1,109,959	Morgan Stanley Bank of America Merrill Lynch Trust, Class A3, Series 2015-C24, 3.48%, 5/15/48, Callable 8/15/25 @ 100	1,053,944
1,540,000	Morgan Stanley Capital I Trust, Class A4, Series 2016-BNK2, 3.05%, 11/15/49, Callable 11/15/26 @ 100	1,405,427
2,545,000	MTN Commercial Mortgage Trust, Class A, Series 2022-LPFL, 5.73%(TSFR1M+140bps), 3/15/39(a)	2,473,841
800,000	Neuberger Berman Loan Advisers CLO 32, Ltd., Class AR, Series 2019-32A, 5.79%(US0003M+99bps), 1/20/32, Callable 1/19/23 @ 100(a)	782,532
1,510,519	OBX Trust, Class A1, Series 2022-INV3, 3.00%, 2/25/52, Callable 2/25/48 @ 100(a)(b)	1,254,911
1,905,000	Octagon 66, Ltd., Class A, Series 2022-1A, 4.59%(TSFR3M+194bps), 8/16/33, Callable 8/16/23 @ 100(a)	1,880,349
360,000	Octagon Investment Partners 30, Ltd., Class A1R, Series 2017-1A, 5.24%(US0003M+100bps), 3/17/30, Callable 1/20/23 @ 100(a)	353,318

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$1,000,000	Octagon Investment Partners XVI, Ltd., Class A1R, Series 2013-1A, 5.10%(US0003M+102bps), 7/17/30, Callable 1/17/23 @ 100(a)	$984,949
1,200,000	Octagon Investment Partners XVII, Ltd., Class A2R2, Series 2013-1A, 5.46%(US0003M+110bps), 1/25/31, Callable 1/25/23 @ 100(a)	1,161,458
2,487,884	One Lincoln Street Commercial Mortgage, Class A1, Series 2004-C3, 5.72%, 10/15/30, Callable 10/15/23 @ 100(a)(b)	2,490,770
1,510,000	One New York Plaza Trust, Class A, Series 2020-1NYP, 5.27%(US0001M+95bps), 1/15/26(a)	1,427,102
2,700,000	Palmer Square CLO, Ltd., Class A1A, Series 2022-4A, 6.22%(TSFR3M+215bps), 10/20/35, Callable 1/20/25 @ 100(a)	2,689,288
2,260,144	PRKCM Trust, Class A1, Series 2021-AFC2, 2.07%, 11/25/56, Callable 9/25/42 @ 100(a)(b)	1,837,356
1,250,000	RR 3, Ltd., Class A1R2, Series 2018-3A, 5.17%(US0003M+109bps), 1/15/30, Callable 1/15/23 @ 100(a)	1,233,033
588,364	Seasoned Credit Risk Transfer Trust, Class MA, Series 2018-2, 3.50%, 11/25/57, Callable 8/25/43 @ 100	563,225
1,498,975	Seasoned Credit Risk Transfer Trust, Class MA, Series 2019-2, 3.50%, 8/25/58, Callable 7/25/53 @ 100	1,418,607
125,000	SG Commercial Mortgage Securities Trust, Class A4, Series 2016-C5, 3.06%, 10/10/48, Callable 7/10/26 @ 100	113,327
870,344	SG Residential Mortgage Trust, Class A1, Series 2022-2, 5.35%, 9/25/67, Callable 8/25/25 @ 100(a)(b)	881,885
1,000,000	Signal Peak CLO 5, Ltd., Class A, Series 2018-5A, 5.47%(US0003M+111bps), 4/25/31, Callable 1/25/23 @ 100(a)	981,700
1,000,000	Signal Peak CLO 8, Ltd., Class A, Series 2020-8A, 5.51%(US0003M+127bps), 4/20/33, Callable 1/20/23 @ 100(a)	972,585
2,300,000	Taubman Centers Commercial Mortgage Trust, Class A, Series 2022-DPM, 6.52%(TSFR1M+219bps), 5/15/37(a)	2,230,349
388,839	Tharaldson Hotel Portfolio Trust, Class A, Series 2018-THL, 5.27%(US0001M+75bps), 11/11/34(a)	379,354
2,788,916	Verus Securitization Trust, Class A1, Series 2022-3, 4.13%, 2/25/67, Callable 3/25/25 @ 100(a)	2,611,504
725,000	Voya CLO, Ltd., Class AR, Series 2019-1A, 5.14%(US0003M+106bps), 4/15/31, Callable 1/15/23 @ 100(a)	713,554
1,000,000	Voya CLO, Ltd., Class A1R, Series 2017-3A, 5.28%(US0003M+104bps), 4/20/34, Callable 4/20/23 @ 100(a)	969,634
8,673,210	Wells Fargo Commercial Mortgage Trust, Class XA, Series 2016-LC25, 0.83%, 12/15/59, Callable 9/15/26 @ 100(b)	223,747
775,000	Wells Fargo Commercial Mortgage Trust, Class A4, Series 2015-C28, 3.54%, 5/15/48, Callable 5/15/25 @ 100	736,535

See accompanying notes to the financial statements.

7

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$1,015,000	Wells Fargo Commercial Mortgage Trust, Class A4, Series 2015-NXS4, 3.72%, 12/15/48, Callable 11/15/25 @ 100	$963,721
1,250,000	Wells Fargo Commercial Mortgage Trust, Class AS, Series 2015-NXS1, 3.41%, 5/15/48, Callable 4/15/25 @ 100	1,162,966
1,500,000	Whitebox CLO III, Ltd., Class A1, Series 2021-3A, 5.30%(US0003M+122bps), 10/15/34, Callable 10/15/23 @ 100(a)	1,460,586

Total Collateralized Mortgage Obligations (Cost $176,026,489)		165,965,808

Corporate Bonds (24.9%):
Aerospace & Defense (1.2%):
3,133,000	BAE Systems Holdings, Inc., 3.80%, 10/7/24(a)	3,046,868
647,000	BAE Systems Holdings, Inc., 3.85%, 12/15/25, Callable 9/15/25 @ 100(a)	622,116
903,000	Boeing Co. (The), 5.93%, 5/1/60, Callable 11/1/59 @ 100	834,171
796,000	General Dynamics Corp., 3.75%, 5/15/28, Callable 2/15/28 @ 100	760,561
1,249,000	Harris Corp., 4.40%, 6/15/28, Callable 3/15/28 @ 100	1,204,043
1,192,000	Huntington Ingalls Industries, Inc., 3.48%, 12/1/27, Callable 9/1/27 @ 100	1,075,780
1,518,000	Huntington Ingalls Industries, Inc., 2.04%, 8/16/28, Callable 6/16/28 @ 100	1,254,161
360,000	Huntington Ingalls Industries, Inc., 4.20%, 5/1/30, Callable 2/1/30 @ 100	326,272
1,315,000	L3Harris Technologies, Inc., 3.85%, 12/15/26, Callable 9/15/26 @ 100	1,255,166
1,383,000	L3Harris Technologies, Inc., 4.40%, 6/15/28, Callable 3/15/28 @ 100	1,334,493
305,000	Lockheed Martin Corp., 3.90%, 6/15/32, Callable 3/15/32 @ 100	288,007
188,000	Lockheed Martin Corp., Series B, 6.15%, 9/1/36	205,589
1,051,000	Lockheed Martin Corp., 3.80%, 3/1/45, Callable 9/1/44 @ 100	867,650
259,000	Lockheed Martin Corp., 4.15%, 6/15/53, Callable 12/15/52 @ 100	221,585
229,000	Lockheed Martin Corp., 4.30%, 6/15/62, Callable 12/15/61 @ 100	194,320
610,000	Lockheed Martin Corp., 5.90%, 11/15/63, Callable 5/15/63 @ 100	661,807
217,000	Northrop Grumman Corp., 3.85%, 4/15/45, Callable 10/15/44 @ 100	174,236
1,655,000	Northrop Grumman Corp., 4.03%, 10/15/47, Callable 4/15/47 @ 100	1,378,507
115,000	Raytheon Technologies Corp., 7.00%, 11/1/28	123,642
2,427,000	Raytheon Technologies Corp., 4.13%, 11/16/28, Callable 8/16/28 @ 100	2,331,107
533,000	Raytheon Technologies Corp., 2.25%, 7/1/30, Callable 4/1/30 @ 100	444,786
852,000	Raytheon Technologies Corp., 2.38%, 3/15/32, Callable 12/15/31 @ 100	693,061
168,000	Raytheon Technologies Corp., 4.50%, 6/1/42	152,364
415,000	Raytheon Technologies Corp., 4.20%, 12/15/44, Callable 6/15/44 @ 100	329,243
709,000	Raytheon Technologies Corp., 4.35%, 4/15/47, Callable 10/15/46 @ 100	609,090

Principal Amount		Value
Corporate Bonds, continued
Aerospace & Defense, continued
$469,000	Raytheon Technologies Corp., 4.05%, 5/4/47, Callable 11/4/46 @ 100	$387,059
1,426,000	Raytheon Technologies Corp., 4.63%, 11/16/48, Callable 5/16/48 @ 100	1,304,838
405,000	Raytheon Technologies Corp., 2.82%, 9/1/51, Callable 3/1/51 @ 100	266,226
875,000	Raytheon Technologies Corp., 3.03%, 3/15/52, Callable 9/15/51 @ 100	600,510
264,000	Textron, Inc., 3.65%, 3/15/27, Callable 12/15/26 @ 100	246,794
1,098,000	Textron, Inc., 3.90%, 9/17/29, Callable 6/17/29 @ 100	996,293
661,000	The Boeing Co., 3.95%, 8/1/59, Callable 2/1/59 @ 100	449,044

		24,639,389

Air Freight & Logistics (0.0%†):
695,000	United Parcel Service, Inc., 0.38%, 11/15/23, Callable 8/15/23 @ 100	729,054

		729,054

Airlines (0.2%):
801,857	American Airlines Pass Through Trust, Series 2015-2, Class B, 4.40%, 3/22/25	781,105
458,859	American Airlines Pass Through Trust, Series 2015-2, Class AA, 3.60%, 3/22/29	407,578
194,985	American Airlines Pass Through Trust, Series 2016-2, Class AA, 3.20%, 12/15/29	169,135
384,907	American Airlines Pass Through Trust, Series 2016-3, Class AA, 3.00%, 4/15/30	329,820
159,224	American Airlines Pass Through Trust, Series 2017-1, Class AA, 3.65%, 8/15/30	140,871
635,355	American Airlines Pass Through Trust, Series 2019-1, 3.15%, 8/15/33	527,749
420,000	Delta Airlines Pass Through Trust, Series 2019-1, Class AA, 3.20%, 10/25/25	407,032
5,718	United Airlines Pass Through Trust, Series 2016-2, Class B, 3.65%, 4/7/27	5,043
234,123	United Airlines Pass Through Trust, Series 2018-1, Class B, 4.60%, 9/1/27	213,539
1,027,498	United Airlines Pass Through Trust, Series 2020-1, Class A, 5.88%, 4/15/29	1,008,233
10,286	United Airlines Pass Through Trust, Series 2015-1, Class AA, 3.45%, 6/1/29	9,145
330,416	United Airlines Pass Through Trust, Series 2019-2, Class B, 3.50%, 11/1/29	279,561
42,698	United Airlines Pass Through Trust, Series 2016-2, Class AA, 3.10%, 1/7/30	37,485
165,530	United Airlines Pass Through Trust, Series 2019-2, Class AA, 2.88%, 4/7/30	140,384
202,278	United Airlines Pass Through Trust, Series 2018-1, Class AA, 3.50%, 9/1/31	171,809
324,747	United Airlines Pass Through Trust, Series 2016-1, Class AA, 4.15%, 2/25/33	289,095
446,685	United Airlines Pass Through Trust, Series 2019-2, Class AA, 2.70%, 11/1/33	362,013

		5,279,597

See accompanying notes to the financial statements.

8

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Corporate Bonds, continued
Automobiles (0.1%):
$1,237,000	General Motors Co., 5.40%, 10/15/29, Callable 8/15/29 @ 100	$1,183,536

Banks (4.0%):
418,000	Bank of America Corp., 3.55% (US0003M+78 bps), 3/5/24, Callable 3/5/23 @ 100	416,598
218,000	Bank of America Corp., 0.98% (SOFR+69 bps), 4/22/25, Callable 4/22/24 @ 100	203,610
77,000	Bank of America Corp., 0.98% (SOFR+91 bps), 9/25/25, Callable 9/25/24 @ 100, MTN	70,729
6,244,000	Bank of America Corp., 1.32% (SOFR+115 bps), 6/19/26, Callable 6/19/25 @ 100, MTN	5,625,469
5,787,000	Bank of America Corp., 1.20% (SOFR+101 bps), 10/24/26, Callable 10/24/25 @ 100, MTN	5,163,306
3,133,000	Bank of America Corp., 3.56% (US0003M+106 bps), 4/23/27, Callable 4/23/26 @ 100, MTN	2,936,270
1,338,000	Bank of America Corp., 1.73% (SOFR+96 bps), 7/22/27, Callable 7/22/26 @ 100	1,177,346
2,767,000	Bank of America Corp., 3.82% (US0003M+158 bps), 1/20/28, Callable 1/20/27 @ 100, MTN	2,583,028
1,925,000	Bank of America Corp., 2.55% (SOFR+105 bps), 2/4/28, Callable 2/4/27 @ 100	1,713,281
730,000	Bank of America Corp., 6.20% (SOFR+199 bps), 11/10/28, Callable 11/10/27 @ 100	741,421
3,800,000	Bank of America Corp., 3.42% (US0003M+104 bps), 12/20/28, Callable 12/20/27 @ 100	3,440,265
821,000	Bank of America Corp., 3.97% (US0003M+107 bps), 3/5/29, Callable 3/5/28 @ 100, MTN	759,944
1,535,000	Bank of America Corp., 4.27% (US0003M+131 bps), 7/23/29, Callable 7/23/28 @ 100	1,435,274
938,000	Bank of America Corp., 3.97% (US0003M+121 bps), 2/7/30, Callable 2/7/29 @ 100, MTN	851,444
1,510,000	Bank of America Corp., 3.19% (US0003M+118 bps), 7/23/30, Callable 7/23/29 @ 100, MTN	1,301,904
2,592,000	Bank of America Corp., 2.88% (US0003M+119 bps), 10/22/30, Callable 10/22/29 @ 100, MTN	2,175,932
4,778,000	Bank of America Corp., 2.50% (US0003M+99 bps), 2/13/31, Callable 2/13/30 @ 100, MTN	3,891,385
793,000	Bank of America Corp., 2.59% (SOFR+215 bps), 4/29/31, Callable 4/29/30 @ 100	648,492
295,000	Bank of America Corp., 1.90% (SOFR+153 bps), 7/23/31, Callable 7/23/30 @ 100, MTN	227,404
1,134,000	Bank of America Corp., 1.92% (SOFR+137 bps), 10/24/31, Callable 10/24/30 @ 100, MTN	868,116
111,000	Bank of America Corp., 2.69% (SOFR+132 bps), 4/22/32, Callable 4/22/31 @ 100	88,864
1,197,000	Bank of America Corp., 2.57% (SOFR+121 bps), 10/20/32, Callable 10/20/31 @ 100	939,746
2,442,000	Bank of America Corp., 2.97% (SOFR+133 bps), 2/4/33, Callable 2/4/32 @ 100	1,971,480
4,316,000	Bank of America Corp., 4.57% (SOFR+183 bps), 4/27/33, Callable 4/27/32 @ 100	3,981,329
591,000	Bank of America Corp., 5.87% (US0003M+293 bps), 12/31/99, Callable 3/15/28 @ 100	518,603
2,898,000	Citigroup, Inc., 3.07% (SOFR+128 bps), 2/24/28, Callable 2/24/27 @ 100	2,612,593

Principal Amount		Value
Corporate Bonds, continued
Banks, continued
$3,659,000	Citigroup, Inc., 3.98% (US0003M+134 bps), 3/20/30, Callable 3/20/29 @ 100	$3,298,497
4,621,000	Citigroup, Inc., 2.98% (SOFR+142 bps), 11/5/30, Callable 11/5/29 @ 100	3,898,807
479,000	Citigroup, Inc., 2.57% (SOFR+211 bps), 6/3/31, Callable 6/3/30 @ 100	386,211
412,000	Citigroup, Inc., 3.79% (SOFR+194 bps), 3/17/33, Callable 3/17/32 @ 100	353,483
525,000	Citigroup, Inc., 6.27% (SOFR+234 bps), 11/17/33, Callable 11/17/32 @ 100	545,239
1,633,000	JPMorgan Chase & Co., 3.56% (US0003M+73 bps), 4/23/24, Callable 4/23/23 @ 100	1,621,643
1,702,000	JPMorgan Chase & Co., 5.55% (SOFR+107 bps), 12/15/25, Callable 12/15/24 @ 100	1,702,819
1,398,000	JPMorgan Chase & Co., 2.60% (SOFR+92 bps), 2/24/26, Callable 2/24/25 @ 100	1,317,184
956,000	JPMorgan Chase & Co., 2.00% (SOFR+159 bps), 3/13/26, Callable 3/13/25 @ 100	884,203
2,000	JPMorgan Chase & Co., 3.20%, 6/15/26, Callable 3/15/26 @ 100	1,889
1,962,000	JPMorgan Chase & Co., 3.96% (US0003M+125 bps), 1/29/27, Callable 1/29/26 @ 100	1,868,936
4,797,000	JPMorgan Chase & Co., 3.78% (US0003M+134 bps), 2/1/28, Callable 2/1/27 @ 100	4,497,859
1,801,000	JPMorgan Chase & Co., 2.95% (SOFR+117 bps), 2/24/28, Callable 2/24/27 @ 100	1,633,303
2,224,000	JPMorgan Chase & Co., 2.18% (SOFR+189 bps), 6/1/28, Callable 6/1/27 @ 100	1,947,314
1,750,000	JPMorgan Chase & Co., 4.01% (US0003M+112 bps), 4/23/29, Callable 4/23/28 @ 100	1,620,537
1,318,000	JPMorgan Chase & Co., 3.70% (US0003M+116 bps), 5/6/30, Callable 5/6/29 @ 100	1,189,730
526,000	JPMorgan Chase & Co., 1.76% (TSFR3M+111 bps), 11/19/31, Callable 11/19/30 @ 100	400,442
1,797,000	JPMorgan Chase & Co., 2.96% (SOFR+126 bps), 1/25/33, Callable 1/25/32 @ 100	1,469,558
1,878,000	JPMorgan Chase & Co., 4.59% (SOFR+180 bps), 4/26/33, Callable 4/26/32 @ 100	1,737,240
3,145,000	JPMorgan Chase & Co., 4.91% (SOFR+208 bps), 7/25/33, Callable 7/25/32 @ 100^	3,002,330
1,039,000	Wells Fargo & Co., 2.16% (US0003M+75 bps), 2/11/26, Callable 2/11/25 @ 100, MTN	970,611
3,030,000	Wells Fargo & Co., 3.53% (SOFR+151 bps), 3/24/28, Callable 3/24/27 @ 100	2,819,173
798,000	Wells Fargo & Co., 3.58% (US0003M+131 bps), 5/22/28, Callable 5/22/27 @ 100, MTN	740,864

		84,251,705

Beverages (0.0%†):
556,000	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.70%, 2/1/36, Callable 8/1/35 @ 100	525,865

Biotechnology (0.4%):
2,680,000	AbbVie, Inc., 4.55%, 3/15/35, Callable 9/15/34 @ 100	2,507,521

See accompanying notes to the financial statements.

9

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Corporate Bonds, continued
Biotechnology, continued
$1,789,000	AbbVie, Inc., 4.50%, 5/14/35, Callable 11/14/34 @ 100	$1,667,811
520,000	AbbVie, Inc., 4.40%, 11/6/42	454,370
992,000	Amgen, Inc., 2.45%, 2/21/30, Callable 11/21/29 @ 100	840,227
527,000	Amgen, Inc., 4.40%, 5/1/45, Callable 11/1/44 @ 100	445,566
612,000	Amgen, Inc., 4.56%, 6/15/48, Callable 12/15/47 @ 100	524,130
307,000	Gilead Sciences, Inc., 2.60%, 10/1/40, Callable 4/1/40 @ 100	216,480
1,178,000	Gilead Sciences, Inc., 4.80%, 4/1/44, Callable 10/1/43 @ 100	1,091,444

		7,747,549

Building Products (0.0%†):
566,000	Owens Corning, 4.40%, 1/30/48, Callable 7/30/47 @ 100	442,625

Capital Markets (2.5%):
622,000	Ares Capital Corp., 3.88%, 1/15/26, Callable 12/15/25 @ 100	571,497
704,000	Ares Capital Corp., 2.15%, 7/15/26, Callable 6/15/26 @ 100	596,677
215,000	Bank of New York Mellon Corp. (The), 4.62% (US0003M+313 bps), 12/29/49, Callable 9/20/26 @ 100	182,750
1,291,000	FactSet Research Systems, 3.45%, 3/1/32, Callable 12/1/31 @ 100	1,094,663
1,234,000	Goldman Sachs Group, Inc. (The), 5.78% (US0003M+117 bps), 5/15/26, Callable 5/15/25 @ 100	1,221,965
1,623,000	Goldman Sachs Group, Inc. (The), 4.48% (SOFR+173 bps), 8/23/28, Callable 8/23/27 @ 100	1,557,264
366,000	Goldman Sachs Group, Inc. (The), 1.99% (SOFR+1 bps), 1/27/32, Callable 1/27/31 @ 100	279,489
9,381,000	Goldman Sachs Group, Inc. (The), 3.10% (SOFR+141 bps), 2/24/33, Callable 2/24/32 @ 100	7,674,924
1,580,000	Goldman Sachs Group, Inc. The, 0.66% (SOFR+51 bps), 9/10/24, Callable 9/10/23 @ 100	1,520,862
9,080,000	Goldman Sachs Group, Inc. The, 2.64% (SOFR+111 bps), 2/24/28, Callable 2/24/27 @ 100	8,086,357
331,000	Goldman Sachs Group, Inc. The, 2.62% (SOFR+128 bps), 4/22/32, Callable 4/22/31 @ 100	264,729
267,000	Moody’s Corp., 2.00%, 8/19/31, Callable 5/19/31 @ 100	211,360
1,203,000	Moody’s Corp., 4.25%, 8/8/32, Callable 5/8/32 @ 100	1,129,793
683,000	Moody’s Corp., 3.10%, 11/29/61, Callable 5/29/61 @ 100	433,506
520,000	Morgan Stanley, 0.73% (SOFR+62 bps), 4/5/24, Callable 4/5/23 @ 100	512,275
740,000	Morgan Stanley, 3.63%, 1/20/27	697,685
9,921,000	Morgan Stanley, 1.59% (SOFR+88 bps), 5/4/27, Callable 5/4/26 @ 100	8,697,026
4,092,000	Morgan Stanley, 3.59% (US0003M+134 bps), 7/22/28, Callable 7/22/27 @ 100	3,761,424

Principal Amount		Value
Corporate Bonds, continued
Capital Markets, continued
$287,000	Morgan Stanley, 6.30% (SOFR+224 bps), 10/18/28, Callable 10/18/27 @ 100	$295,820
1,102,000	Morgan Stanley, 3.77% (US0003M+114 bps), 1/24/29, Callable 1/24/28 @ 100	1,008,378
6,959,000	Morgan Stanley, 2.70% (SOFR+114 bps), 1/22/31, Callable 1/22/30 @ 100, MTN	5,784,147
884,000	Morgan Stanley, 1.79% (SOFR+1 bps), 2/13/32, Callable 2/13/31 @ 100, MTN	665,424
210,000	Morgan Stanley, 1.93% (SOFR+102 bps), 4/28/32, Callable 4/28/31 @ 100, MTN	159,300
478,000	Morgan Stanley, 2.24% (SOFR+118 bps), 7/21/32, Callable 7/21/31 @ 100, MTN	367,143
611,000	Morgan Stanley, 2.51% (SOFR+120 bps), 10/20/32, Callable 10/20/31 @ 100, MTN	478,695
806,000	Morgan Stanley, 2.94% (SOFR+129 bps), 1/21/33, Callable 1/21/32 @ 100	655,115
1,500,000	Morgan Stanley, 6.34% (SOFR+256 bps), 10/18/33, Callable 10/18/32 @ 100	1,576,104
162,000	S P Global, Inc., 3.90%, 3/1/62, Callable 9/1/61 @ 100(a)	126,737
661,000	State Street Corp., Series F, 8.37% (US0003M+360 bps), Callable 3/15/23 @ 100	660,174
1,415,000	State Street Corp., Series H, 5.63% (US0003M+254 bps), 12/31/99, Callable 12/15/23 @ 100^	1,315,950

		51,587,233

Chemicals (0.1%):
1,150,000	DowDuPont, Inc., 4.49%, 11/15/25, Callable 9/15/25 @ 100	1,132,443
525,000	Ecolab, Inc., 2.75%, 8/18/55, Callable 2/18/55 @ 100	318,913
493,000	Westlake Chemical Corp., 3.38%, 8/15/61, Callable 2/15/61 @ 100	295,935

		1,747,291

Commercial Services & Supplies (0.0%†):
258,000	Republic Services, Inc., 2.38%, 3/15/33, Callable 12/15/32 @ 100	206,730
107,000	Waste Management, Inc., 2.95%, 6/1/41, Callable 12/1/40 @ 100	79,874

		286,604

Communications Equipment (0.3%):
1,085,000	Motorola Solutions, Inc., 4.60%, 2/23/28, Callable 11/23/27 @ 100	1,051,057
1,662,000	Motorola Solutions, Inc., 4.60%, 5/23/29, Callable 2/23/29 @ 100	1,585,325
1,835,000	Motorola Solutions, Inc., 2.30%, 11/15/30, Callable 8/15/30 @ 100	1,437,055
1,822,000	Motorola Solutions, Inc., 2.75%, 5/24/31, Callable 2/24/31 @ 100	1,465,491
1,115,000	Motorola Solutions, Inc., 5.60%, 6/1/32, Callable 3/1/32 @ 100	1,091,048
112,000	Motorola Solutions, Inc., 5.50%, 9/1/44	101,918

		6,731,894

See accompanying notes to the financial statements.

10

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Corporate Bonds, continued
Consumer Discretionary Products (0.0%†):
$347,000	General Motors Financial Co., Inc., 4.30%, 4/6/29, Callable 2/6/29 @ 100	$311,225

Consumer Finance (0.4%):
1,731,000	Capital One Financial Corp., 3.27% (SOFR+179 bps), 3/1/30, Callable 3/1/29 @ 100	1,485,987
2,321,000	General Motors Financial Co., Inc., 4.35%, 4/9/25, Callable 2/9/25 @ 100	2,257,725
632,000	General Motors Financial Co., Inc., 3.60%, 6/21/30, Callable 3/21/30 @ 100	532,665
494,000	General Motors Financial Co., Inc., 2.35%, 1/8/31, Callable 10/8/30 @ 100	373,466
1,317,000	General Motors Financial Co., Inc., 3.10%, 1/12/32, Callable 10/12/31 @ 100	1,035,855
2,065,000	Hyundai Capital America, 2.38%, 2/10/23(a)	2,056,484

		7,742,182

Containers & Packaging (0.1%):
1,876,000	Amcor Flexibles North America, Inc., 2.69%, 5/25/31, Callable 2/25/31 @ 100^	1,537,774
349,000	International Paper Co., 4.80%, 6/15/44, Callable 12/15/43 @ 100	305,666

		1,843,440

Diversified Consumer Services (0.0%†):
145,000	California Institute of Technology, 4.32%, 8/1/45	128,284
360,000	Massachusetts Institute of Technology, 4.68%, 7/1/14	313,037

		441,321

Diversified Financial Services (0.2%):
355,000	Berkshire Hathaway Finance Corp., 2.50%, 1/15/51, Callable 7/15/50 @ 100	223,542
2,727,000	Glencore Funding LLC, 1.63%, 4/27/26, Callable 3/27/26 @ 100(a)	2,412,951
1,032,000	Glencore Funding LLC, 2.50%, 9/1/30, Callable 6/1/30 @ 100(a)	835,642
536,000	Glencore Funding LLC, 2.85%, 4/27/31, Callable 1/27/31 @ 100(a)	437,770
316,000	Glencore Funding LLC, 2.63%, 9/23/31, Callable 6/23/31 @ 100(a)	251,860
331,000	Glencore Funding LLC, 3.38%, 9/23/51, Callable 3/23/51 @ 100(a)	215,758

		4,377,523

Diversified Telecommunication Services (1.3%):
435,000	AT&T, Inc., 1.65%, 2/1/28, Callable 12/1/27 @ 100	368,533
375,000	AT&T, Inc., 4.10%, 2/15/28, Callable 11/15/27 @ 100	357,064
1,173,000	AT&T, Inc., 4.35%, 3/1/29, Callable 12/1/28 @ 100	1,116,135
2,753,000	AT&T, Inc., 4.30%, 2/15/30, Callable 11/15/29 @ 100	2,599,421
1,859,000	AT&T, Inc., 2.55%, 12/1/33, Callable 9/1/33 @ 100	1,434,338
935,000	AT&T, Inc., 4.50%, 5/15/35, Callable 11/15/34 @ 100	853,721

Principal Amount		Value
Corporate Bonds, continued
Diversified Telecommunication Services, continued
$490,000	AT&T, Inc., 2.60%, 5/19/38, Callable 11/19/37 @ 100	$412,613
498,000	AT&T, Inc., 3.50%, 6/1/41, Callable 12/1/40 @ 100	374,910
806,000	AT&T, Inc., 4.75%, 5/15/46, Callable 11/15/45 @ 100	688,685
786,000	AT&T, Inc., 3.80%, 12/1/57, Callable 6/1/57 @ 100	547,503
585,000	AT&T, Inc., 3.65%, 9/15/59, Callable 3/15/59 @ 100	398,122
190,000	AT&T, Inc., 3.85%, 6/1/60, Callable 12/1/59 @ 100	133,242
849,000	AT&T, Inc., 3.50%, 2/1/61, Callable 8/1/60 @ 100	561,935
807,000	Verizon Communications, Inc., 4.33%, 9/21/28	779,914
2,123,000	Verizon Communications, Inc., 4.02%, 12/3/29, Callable 9/3/29 @ 100	1,994,312
5,577,000	Verizon Communications, Inc., 3.15%, 3/22/30, Callable 12/22/29 @ 100	4,937,313
466,000	Verizon Communications, Inc., 1.50%, 9/18/30, Callable 6/18/30 @ 100	361,946
1,836,000	Verizon Communications, Inc., 1.68%, 10/30/30, Callable 7/30/30 @ 100	1,430,881
2,604,000	Verizon Communications, Inc., 2.55%, 3/21/31, Callable 12/21/30 @ 100	2,145,605
3,194,000	Verizon Communications, Inc., 2.36%, 3/15/32, Callable 12/15/31 @ 100	2,539,735
2,288,000	Verizon Communications, Inc., 2.65%, 11/20/40, Callable 5/20/40 @ 100	1,557,062
760,000	Verizon Communications, Inc., 2.88%, 11/20/50, Callable 5/20/50 @ 100	479,669
1,224,000	Verizon Communications, Inc., 3.00%, 11/20/60, Callable 5/20/60 @ 100	735,153

		26,807,812

Electric Utilities (1.9%):
527,000	AEP Texas, Inc., Series H, 3.45%, 1/15/50, Callable 7/15/49 @ 100	375,014
901,000	AEP Texas, Inc., 3.45%, 5/15/51, Callable 11/15/50 @ 100	634,387
221,000	AEP Transmission Co. LLC, 3.75%, 12/1/47, Callable 6/1/47 @ 100	172,691
565,000	AEP Transmission Co. LLC, 3.15%, 9/15/49, Callable 3/15/49 @ 100	394,330
269,000	AEP Transmission Co. LLC, 3.65%, 4/1/50, Callable 10/1/49 @ 100	204,488
557,000	AEP Transmission Co. LLC, 2.75%, 8/15/51, Callable 2/15/51 @ 100	356,286
1,044,000	Alabama Power Co., 3.45%, 10/1/49, Callable 4/1/49 @ 100	752,006
819,000	American Transmission Systems, Inc., 2.65%, 1/15/32, Callable 10/15/31 @ 100(a)	672,702
1,216,000	Baltimore Gas & Electric Co., 3.75%, 8/15/47, Callable 2/15/47 @ 100	947,530
335,000	Baltimore Gas & Electric Co., 3.20%, 9/15/49, Callable 3/15/49 @ 100	236,192
750,000	Commonwealth Edison Co., 3.13%, 3/15/51, Callable 9/15/50 @ 100	519,517

See accompanying notes to the financial statements.

11

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Corporate Bonds, continued
Electric Utilities, continued
$119,000	DTE Electric Co., Series A, 4.05%, 5/15/48, Callable 11/15/47 @ 100	$98,624
1,088,000	DTE Electric Co., 3.95%, 3/1/49, Callable 9/1/48 @ 100	889,376
118,000	Duke Energy Carolinas LLC, 3.75%, 6/1/45, Callable 12/1/44 @ 100	92,944
718,000	Duke Energy Carolinas LLC, 3.88%, 3/15/46, Callable 9/15/45 @ 100	569,421
287,000	Duke Energy Carolinas LLC, 3.95%, 3/15/48, Callable 9/15/47 @ 100	232,914
259,000	Duke Energy Carolinas LLC, 3.45%, 4/15/51, Callable 10/15/50 @ 100^	189,838
160,000	Duke Energy Corp., 5.00%, 12/8/25	159,618
2,310,000	Duke Energy Corp., 4.30%, 3/15/28, Callable 2/15/28 @ 100	2,230,869
2,718,000	Duke Energy Florida LLC, 2.50%, 12/1/29, Callable 9/1/29 @ 100	2,325,744
955,000	Duke Energy Florida LLC, 1.75%, 6/15/30, Callable 3/15/30 @ 100	763,384
397,000	Duke Energy Florida LLC, 3.40%, 10/1/46, Callable 4/1/46 @ 100	286,023
393,000	Duke Energy Florida LLC, 5.95%, 11/15/52, Callable 5/15/52 @ 100	421,289
223,000	Duke Energy Ohio, Inc., 3.65%, 2/1/29, Callable 11/1/28 @ 100	206,581
95,000	Duke Energy Progress LLC, 3.45%, 3/15/29, Callable 12/15/28 @ 100	87,044
337,000	Duke Energy Progress LLC, 4.20%, 8/15/45, Callable 2/15/45 @ 100	281,893
315,000	Duke Energy Progress LLC, 2.90%, 8/15/51, Callable 2/15/51 @ 100	209,179
220,000	Duke Energy Progress, Inc., 5.70%, 4/1/35	219,379
471,000	Duke Energy Progress, Inc., 4.10%, 5/15/42, Callable 11/15/41 @ 100	394,800
258,000	Edison International, 4.95%, 4/15/25, Callable 3/15/25 @ 100	254,365
1,210,000	Edison International, 6.95%, 11/15/29, Callable 9/15/29 @ 100	1,270,525
258,000	Entergy Arkansas LLC, 3.35%, 6/15/52, Callable 12/15/51 @ 100	182,966
754,000	Entergy Louisiana LLC, 1.60%, 12/15/30, Callable 9/15/30 @ 100	581,165
386,000	Entergy Louisiana LLC, 2.35%, 6/15/32, Callable 3/15/32 @ 100	306,663
511,000	Entergy Louisiana LLC, 2.90%, 3/15/51, Callable 9/15/50 @ 100	329,334
450,000	Entergy Mississippi LLC, 3.85%, 6/1/49, Callable 12/1/48 @ 100	349,522
180,000	Exelon Corp., 2.75%, 3/15/27, Callable 2/15/27 @ 100(a)	165,629
382,000	Exelon Corp., 5.63%, 6/15/35	386,194
898,000	Exelon Corp., 4.70%, 4/15/50, Callable 10/15/49 @ 100	794,622
193,000	FirstEnergy Corp., 2.05%, 3/1/25, Callable 2/1/25 @ 100	178,460
636,000	FirstEnergy Corp., Series C, 3.40%, 3/1/50, Callable 9/1/49 @ 100	420,876

Principal Amount		Value
Corporate Bonds, continued
Electric Utilities, continued
$505,000	FirstEnergy Transmission LLC, 4.35%, 1/15/25, Callable 10/15/24 @ 100(a)	$494,045
637,000	FirstEnergy Transmission LLC, 4.55%, 4/1/49, Callable 10/1/48 @ 100(a)	519,373
557,000	Florida Power & Light Co., 3.70%, 12/1/47, Callable 6/1/47 @ 100	449,699
449,000	Florida Power & Light Co., 3.99%, 3/1/49, Callable 9/1/48 @ 100	374,695
1,120,000	Florida Power & Light Co., 3.15%, 10/1/49, Callable 4/1/49 @ 100	817,757
658,000	MidAmerican Energy Co., 3.10%, 5/1/27, Callable 2/1/27 @ 100	614,373
1,639,000	MidAmerican Energy Co., 3.65%, 4/15/29, Callable 1/15/29 @ 100	1,535,323
399,000	MidAmerican Energy Co., 3.15%, 4/15/50, Callable 10/15/49 @ 100	283,608
705,000	Northern States Power Co., 2.90%, 3/1/50, Callable 9/1/49 @ 100	489,720
1,070,000	Northern States Power Co., 2.60%, 6/1/51, Callable 12/1/50 @ 100	690,073
174,000	Northern States Power Co., 3.20%, 4/1/52, Callable 10/1/51 @ 100	127,019
1,676,000	NRG Energy, Inc., 4.45%, 6/15/29, Callable 3/15/29 @ 100(a)	1,479,070
362,000	Ohio Power Co., 4.00%, 6/1/49, Callable 12/1/48 @ 100	285,740
301,000	Ohio Power Co., 2.90%, 10/1/51, Callable 4/1/51 @ 100	197,076
1,406,000	Oncor Electric Delivery Co. LLC, 3.70%, 11/15/28, Callable 8/15/28 @ 100	1,319,105
10,000	Oncor Electric Delivery Co. LLC, 5.75%, 3/15/29, Callable 12/15/28 @ 100	10,362
355,000	Oncor Electric Delivery Co. LLC, 4.55%, 9/15/32, Callable 6/15/32 @ 100(a)	348,302
271,000	Oncor Electric Delivery Co. LLC, 3.80%, 9/30/47, Callable 3/30/47 @ 100	224,001
383,000	Oncor Electric Delivery Co. LLC, 4.10%, 11/15/48, Callable 5/15/48 @ 100	326,435
614,000	PECO Energy Co., 3.05%, 3/15/51, Callable 9/15/50 @ 100	421,329
535,000	Public Service Electric & Gas Co., 3.65%, 9/1/28, Callable 6/1/28 @ 100	502,990
340,000	Public Service Electric & Gas Co., 2.05%, 8/1/50, Callable 2/1/50 @ 100, MTN	187,101
705,000	Public Service Electric and Gas Co., 2.45%, 1/15/30, Callable 10/15/29 @ 100, MTN	602,447
355,000	Public Service Electric and Gas Co., 4.90%, 12/15/32, Callable 9/15/32 @ 100^	356,609
2,928,000	Southern California Edison Co., Series E, 3.70%, 8/1/25, Callable 6/1/25 @ 100	2,827,918
1,131,000	Southern California Edison Co., 5.95%, 11/1/32, Callable 8/1/32 @ 100	1,201,691
869,000	Southwestern Public Service Co., 3.15%, 5/1/50, Callable 11/1/49 @ 100	600,077
215,000	Tampa Electric Co., 4.20%, 5/15/45, Callable 11/15/44 @ 100	166,713

See accompanying notes to the financial statements.

12

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Corporate Bonds, continued
Electric Utilities, continued
$3,000	Tampa Electric Co., 4.45%, 6/15/49, Callable 12/15/48 @ 100	$2,531
540,000	Tampa Electric Co., 3.63%, 6/15/50, Callable 12/15/49 @ 100	395,091
381,000	Virginia Electric & Power Co., Series A, 6.00%, 5/15/37	393,823
451,000	Virginia Electric & Power Co., Series D, 4.65%, 8/15/43, Callable 2/15/43 @ 100	398,393
715,000	Virginia Electric and Power Co., Series B, 4.20%, 5/15/45, Callable 11/15/44 @ 100	585,508

		39,372,381

Entertainment (0.0%†):
293,000	Electronic Arts, Inc., 1.85%, 2/15/31, Callable 11/15/30 @ 100	230,911

Equity Real Estate Investment Trusts (REITs) (1.6%):
914,000	Alexandria Real Estate Equities, Inc., 1.88%, 2/1/33, Callable 11/1/32 @ 100	679,962
2,584,000	Alexandria Real Estate Equities, Inc., 2.95%, 3/15/34, Callable 12/15/33 @ 100	2,105,167
2,748,000	American Tower Corp., 2.95%, 1/15/25, Callable 12/15/24 @ 100	2,620,548
3,000,000	American Tower Corp., 0.45%, 1/15/27, Callable 11/15/26 @ 100	2,745,697
810,000	American Tower Corp., 0.40%, 2/15/27, Callable 12/15/26 @ 100	739,102
244,000	American Tower Corp., 3.65%, 3/15/27, Callable 2/15/27 @ 100	228,263
861,000	American Tower Corp., 1.50%, 1/31/28, Callable 11/30/27 @ 100^	712,712
1,738,000	American Tower Corp., 2.10%, 6/15/30, Callable 3/15/30 @ 100	1,379,094
2,165,000	American Tower Corp., 2.30%, 9/15/31, Callable 6/15/31 @ 100	1,689,932
232,000	Crown Castle International Corp., 3.15%, 7/15/23, Callable 6/15/23 @ 100	229,394
430,000	Crown Castle International Corp., 3.70%, 6/15/26, Callable 3/15/26 @ 100	408,387
592,000	Crown Castle International Corp., 2.90%, 3/15/27, Callable 2/15/27 @ 100	539,224
829,000	Crown Castle International Corp., 3.10%, 11/15/29, Callable 8/15/29 @ 100	724,002
1,703,000	Crown Castle International Corp., 2.25%, 1/15/31, Callable 10/15/30 @ 100	1,362,913
3,819,000	Crown Castle International Corp., 2.50%, 7/15/31, Callable 4/15/31 @ 100	3,084,847
342,000	Crown Castle International Corp., 5.20%, 2/15/49, Callable 8/15/48 @ 100	310,447
2,070,000	Equinix, Inc., 2.00%, 5/15/28, Callable 3/15/28 @ 100	1,738,380
2,299,000	Equinix, Inc., 3.20%, 11/18/29, Callable 8/18/29 @ 100	2,001,916
278,000	Equinix, Inc., 2.15%, 7/15/30, Callable 4/15/30 @ 100	222,628
2,242,000	Equinix, Inc., 3.90%, 4/15/32, Callable 1/15/32 @ 100	1,998,709

Principal Amount		Value
Corporate Bonds, continued
Equity Real Estate Investment Trusts (REITs), continued
$329,000	Invitation Homes Operating Partnership LP, 2.30%, 11/15/28, Callable 9/15/28 @ 100	$272,620
265,000	Kimco Realty Corp., 4.60%, 2/1/33, Callable 11/1/32 @ 100^	243,532
534,000	Kimco Realty OP LLC, 2.25%, 12/1/31, Callable 9/1/31 @ 100	410,739
593,000	National Retail Properties, Inc., 3.10%, 4/15/50, Callable 10/15/49 @ 100	366,409
1,548,000	National Retail Properties, Inc., 3.50%, 4/15/51, Callable 10/15/50 @ 100	1,037,555
402,000	National Retail Properties, Inc., 3.00%, 4/15/52, Callable 10/15/51 @ 100	240,091
362,000	Prologis LP, 4.00%, 9/15/28, Callable 6/15/28 @ 100	344,865
403,000	Prologis LP, 2.25%, 4/15/30, Callable 1/15/30 @ 100	337,264
722,000	Prologis LP, 1.25%, 10/15/30, Callable 7/15/30 @ 100	549,290
1,892,000	Prologis LP, 1.75%, 2/1/31, Callable 11/1/30 @ 100	1,471,370
274,000	Prologis LP, 1.63%, 3/15/31, Callable 12/15/30 @ 100	211,401
1,150,000	Prologis LP, 4.63%, 1/15/33, Callable 10/15/32 @ 100	1,116,658
1,081,000	Realty Income Corp., 3.25%, 1/15/31, Callable 10/15/30 @ 100	939,119
350,000	WP Carey, Inc., 2.40%, 2/1/31, Callable 11/1/30 @ 100	279,240

		33,341,477

Financial Services (0.0%†):
295,000	Franciscan Missionaries of Our Lady Health System, Inc., Series B, 3.91%, 7/1/49, Callable 1/1/49 @ 100	224,542
281,000	GE Capital Funding LLC, 4.55%, 5/15/32, Callable 2/15/32 @ 100	267,414

		491,956

Financials (0.1%):
942,000	Blackstone Private Credit Fund, 3.25%, 3/15/27, Callable 2/15/27 @ 100	792,760
1,152,000	Blackstone Private Credit Fund, 4.00%, 1/15/29, Callable 11/15/28 @ 100	953,125

		1,745,885

Food Products (0.0%†):
420,000	General Mills, Inc., 0.45%, 1/15/26, Callable 10/15/25 @ 100	408,825

Gas Utilities (0.0%†):
262,000	Atmos Energy Corp., 4.13%, 10/15/44, Callable 4/15/44 @ 100	216,750
500,000	Piedmont Natural Gas Co., Inc., 2.50%, 3/15/31, Callable 12/15/30 @ 100	408,313

		625,063

Health Care (0.2%):
965,000	BHSH System Obligated Group, Series 2019-A, 3.49%, 7/15/49, Callable 1/15/49 @ 100	701,586

See accompanying notes to the financial statements.

13

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Corporate Bonds, continued
Health Care, continued
$610,000	City of Hope, Series 2013, 5.62%, 11/15/43	$590,721
197,000	Hoag Memorial Hospital Presbyterian, 3.80%, 7/15/52, Callable 1/15/52 @ 100	156,355
410,000	Mount Nittany Medical Center Obligated Group, Series 2022, 3.80%, 11/15/52	312,486
462,000	Nationwide Children’s Hospital, Inc., 4.56%, 11/1/52, Callable 5/1/52 @ 100	417,211
430,000	Presbyterian Healthcare Services, 4.88%, 8/1/52, Callable 2/1/52 @ 100	406,637
520,000	Queen’s Health Systems (The), 4.81%, 7/1/52, Callable 1/1/52 @ 100	481,613
300,000	Seattle Children’s Hospital, Series 2021, 2.72%, 10/1/50, Callable 10/1/49 @ 100	188,814

		3,255,423

Health Care Equipment & Supplies (0.1%):
259,000	Baxter International, Inc., 2.54%, 2/1/32, Callable 11/1/31 @ 100	206,319
525,000	Becton Dickinson & Co., 1.40%, 5/24/23, Callable 4/24/23 @ 100	558,765
510,000	Becton Dickinson & Co., 0.03%, 8/13/25, Callable 7/13/25 @ 100	495,606
333,000	Boston Scientific Corp., 2.65%, 6/1/30, Callable 3/1/30 @ 100	285,274

		1,545,964

Health Care Providers & Services (1.2%):
410,000	Aetna, Inc., 4.75%, 3/15/44, Callable 9/15/43 @ 100	362,630
275,000	AHS Hospital Corp., 2.78%, 7/1/51, Callable 1/1/51 @ 100	171,936
448,000	Anthem, Inc., 4.55%, 3/1/48, Callable 9/1/47 @ 100	391,944
350,000	CommonSpirit Health, 2.78%, 10/1/30, Callable 4/1/30 @ 100	289,258
825,000	CommonSpirit Health, 3.82%, 10/1/49, Callable 4/1/49 @ 100	620,401
498,000	CVS Health Corp., 5.00%, 12/1/24, Callable 9/1/24 @ 100	494,949
1,470,000	CVS Health Corp., 3.63%, 4/1/27, Callable 2/1/27 @ 100	1,396,331
2,293,000	CVS Health Corp., 4.30%, 3/25/28, Callable 12/25/27 @ 100	2,215,393
1,817,000	CVS Health Corp., 5.13%, 7/20/45, Callable 1/20/45 @ 100	1,670,699
1,240,000	Duke University Health, 3.92%, 6/1/47, Callable 12/1/46 @ 100	1,004,440
752,000	Elevance Health, Inc., 6.10%, 10/15/52, Callable 4/15/52 @ 100	811,959
4,474,000	HCA, Inc., 5.25%, 4/15/25	4,462,815
3,927,000	HCA, Inc., 5.25%, 6/15/26, Callable 12/15/25 @ 100	3,868,095
260,000	HCA, Inc., 5.38%, 9/1/26, Callable 3/1/26 @ 100	256,750
1,461,000	HCA, Inc., 3.63%, 3/15/32, Callable 12/15/31 @ 100(a)	1,240,339
2,871,000	HCA, Inc., 3.50%, 7/15/51, Callable 1/15/51 @ 100	1,864,482

Principal Amount		Value
Corporate Bonds, continued
Health Care Providers & Services, continued
$221,000	UnitedHealth Group, Inc., 4.75%, 7/15/45	$208,736
957,000	UnitedHealth Group, Inc., 4.20%, 1/15/47, Callable 7/15/46 @ 100	829,160
530,000	UnitedHealth Group, Inc., 3.75%, 10/15/47, Callable 4/15/47 @ 100	427,940
1,099,000	UnitedHealth Group, Inc., 2.90%, 5/15/50, Callable 11/15/49 @ 100	752,532
996,000	UnitedHealth Group, Inc., 6.05%, 2/15/63, Callable 8/15/62 @ 100	1,097,798

		24,438,587

Health Care Technology (0.0%†):
744,000	GE HealthCare Technologies, Inc., 5.60%, 11/15/25, Callable 10/15/25 @ 100(a)	749,382

Hotels, Restaurants & Leisure (0.1%):
1,200,000	McDonald’s Corp., Series G, 1.00%, 11/15/23, MTN(a)	1,265,566

Industrial Conglomerates (0.0%†):
785,000	3M Co., Series E, 0.95%, 5/15/23	835,782

Insurance (0.2%):
348,000	American International Group, Inc., 4.80%, 7/10/45, Callable 1/10/45 @ 100	312,412
330,000	American International Group, Inc., 4.38%, 6/30/50, Callable 12/30/49 @ 100	284,477
572,000	Aon Corp., 4.50%, 12/15/28, Callable 9/15/28 @ 100	552,503
1,350,000	Aon Corp., 2.80%, 5/15/30, Callable 2/15/30 @ 100	1,154,419
378,000	Hartford Financial Services Group, Inc. (The), 4.30%, 4/15/43	303,842
480,000	Marsh & McLennan Cos., Inc., 1.35%, 9/21/26, Callable 6/21/26 @ 100	465,220
433,000	Marsh & McLennan Cos., Inc., 4.38%, 3/15/29, Callable 12/15/28 @ 100	419,814
833,000	Marsh & McLennan Cos., Inc., 2.25%, 11/15/30, Callable 8/15/30 @ 100^	681,905
843,000	Marsh McLennan Cos., Inc., 2.38%, 12/15/31, Callable 9/15/31 @ 100	683,806

		4,858,398

Interactive Media & Services (0.1%):
2,431,000	Meta Platforms, Inc., 4.45%, 8/15/52, Callable 2/15/52 @ 100	1,944,119

Internet & Direct Marketing Retail (0.2%):
1,117,000	Amazon.com, Inc., 4.70%, 12/1/32, Callable 9/1/32 @ 100	1,113,505
1,205,000	Amazon.com, Inc., 4.95%, 12/5/44, Callable 6/5/44 @ 100	1,195,412
657,000	Amazon.com, Inc., 4.25%, 8/22/57, Callable 2/22/57 @ 100	568,696
256,000	eBay, Inc., 2.60%, 5/10/31, Callable 2/10/31 @ 100	208,654
1,325,000	eBay, Inc., 6.30%, 11/22/32, Callable 8/22/32 @ 100	1,380,262

		4,466,529

See accompanying notes to the financial statements.

14

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Corporate Bonds, continued
IT Services (0.3%):
$1,661,000	Global Payments, Inc., 4.95%, 8/15/27, Callable 7/15/27 @ 100	$1,615,102
2,838,000	Global Payments, Inc., 3.20%, 8/15/29, Callable 5/15/29 @ 100	2,427,628
1,898,000	Global Payments, Inc., 2.90%, 5/15/30, Callable 2/15/30 @ 100	1,563,785
461,000	Global Payments, Inc., 5.95%, 8/15/52, Callable 2/15/52 @ 100	421,520

		6,028,035

Life Sciences Tools & Services (0.1%):
958,000	Agilent Technologies, Inc., 2.30%, 3/12/31, Callable 12/12/30 @ 100	775,596
833,000	Thermo Fisher Scientific, Inc., 2.00%, 10/15/31, Callable 7/15/31 @ 100	677,849

		1,453,445

Media (0.6%):
2,976,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.95%, 6/30/62, Callable 12/30/61 @ 100	1,760,855
3,978,000	Comcast Corp., 2.65%, 2/1/30, Callable 11/1/29 @ 100	3,452,263
999,000	Comcast Corp., 1.95%, 1/15/31, Callable 10/15/30 @ 100	807,575
1,868,000	Comcast Corp., 5.50%, 11/15/32, Callable 8/15/32 @ 100	1,952,562
492,000	Comcast Corp., 3.25%, 11/1/39, Callable 5/1/39 @ 100	384,279
937,000	Comcast Corp., 3.40%, 7/15/46, Callable 1/15/46 @ 100	690,705
275,000	Comcast Corp., 3.97%, 11/1/47, Callable 5/1/47 @ 100	219,551
1,944,000	Comcast Corp., 2.94%, 11/1/56, Callable 5/1/56 @ 100	1,225,328
799,000	Cox Communications, Inc., 3.60%, 6/15/51, Callable 12/15/50 @ 100(a)	549,453
1,153,000	Discovery Communications LLC, 1.90%, 3/19/27, Callable 12/19/26 @ 100	1,110,598
301,000	NBCUniversal Media LLC, 4.45%, 1/15/43	266,212
844,000	Paramount Global, 4.85%, 7/1/42, Callable 1/1/42 @ 100	633,420

		13,052,801

Metals & Mining (0.0%†):
203,000	Newmont Corp., 5.88%, 4/1/35	208,130
367,000	Nucor Corp., 4.30%, 5/23/27, Callable 4/23/27 @ 100	356,183

		564,313

Multi-Utilities (0.2%):
762,000	Ameren Illinois Co., 3.25%, 3/15/50, Callable 9/15/49 @ 100	545,366
176,000	CenterPoint Energy Houston Electric LLC, 3.95%, 3/1/48, Callable 9/1/47 @ 100	143,646
695,000	CenterPoint Energy Houston Electric LLC, 3.35%, 4/1/51, Callable 10/1/50 @ 100	510,822
1,542,000	CenterPoint Energy Resources Corp., 1.75%, 10/1/30, Callable 7/1/30 @ 100	1,203,933

Principal Amount		Value
Corporate Bonds, continued
Multi-Utilities, continued
$301,000	Consumers Energy Co., 3.80%, 11/15/28, Callable 8/15/28 @ 100	$283,621
430,000	Consumers Energy Co., 4.05%, 5/15/48, Callable 11/15/47 @ 100	361,666
531,000	Consumers Energy Co., 3.75%, 2/15/50, Callable 8/15/49 @ 100	414,962
778,000	Consumers Energy Co., 3.10%, 8/15/50, Callable 2/15/50 @ 100	539,433
180,000	Consumers Energy Co., 3.50%, 8/1/51, Callable 2/1/51 @ 100	137,852
337,000	Consumers Energy Co., 4.20%, 9/1/52, Callable 3/1/52 @ 100	290,948

		4,432,249

National (0.1%):
625,000	Federal Farm Credit Banks Funding Corp., 3.50%, 9/1/32	578,238
1,045,000	Federal Farm Credit Banks Funding Corp., 3.88%, 9/20/32	997,079

		1,575,317

Oil, Gas & Consumable Fuels (2.8%):
762,000	Cameron LNG LLC, 2.90%, 7/15/31, Callable 4/15/31 @ 100(a)	644,731
1,695,000	Cameron LNG LLC, 3.30%, 1/15/35, Callable 9/15/34 @ 100(a)	1,380,654
1,037,000	Cameron LNG LLC, 3.40%, 1/15/38, Callable 7/15/37 @ 100(a)	841,253
4,397,000	Cheniere Corpus Christi Holdings LLC, 5.13%, 6/30/27, Callable 1/1/27 @ 100	4,342,037
1,380,000	Cheniere Corpus Christi Holdings LLC, 3.70%, 11/15/29, Callable 5/18/29 @ 100	1,250,625
196,000	Cheniere Corpus Christi Holdings LLC, 2.74%, 12/31/39, Callable 7/4/39 @ 100	152,520
469,000	Devon Energy Corp., 8.25%, 8/1/23, Callable 6/1/23 @ 100	475,742
338,000	Devon Energy Corp., 5.25%, 10/15/27, Callable 1/17/23 @ 102.63	333,500
78,000	Devon Energy Corp., 5.88%, 6/15/28, Callable 6/15/23 @ 102.94	77,350
3,600,000	Devon Energy Corp., 4.50%, 1/15/30, Callable 1/15/25 @ 102.25	3,368,275
854,000	Devon Energy Corp., 5.60%, 7/15/41, Callable 1/15/41 @ 100	800,366
619,000	Devon Energy Corp., 4.75%, 5/15/42, Callable 11/15/41 @ 100	526,376
4,555,000	Diamondback Energy, Inc., 3.25%, 12/1/26, Callable 10/1/26 @ 100	4,230,456
6,164,000	Diamondback Energy, Inc., 3.50%, 12/1/29, Callable 9/1/29 @ 100	5,422,304
530,000	Diamondback Energy, Inc., 4.40%, 3/24/51, Callable 9/24/50 @ 100	402,673
711,000	Enable Midstream Partners LP, 3.90%, 5/15/24, Callable 2/15/24 @ 100	693,695
1,007,000	Energy Transfer LP, 5.88%, 1/15/24, Callable 10/15/23 @ 100	1,009,943
1,064,000	Energy Transfer LP, 5.95%, 12/1/25, Callable 9/1/25 @ 100	1,072,624

See accompanying notes to the financial statements.

15

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$270,000	Energy Transfer LP, 4.40%, 3/15/27, Callable 12/15/26 @ 100	$256,794
2,400,000	Energy Transfer LP, 4.95%, 6/15/28, Callable 3/15/28 @ 100	2,313,816
1,725,000	Energy Transfer LP, 5.25%, 4/15/29, Callable 1/15/29 @ 100	1,673,057
236,000	Energy Transfer LP, 8.25%, 11/15/29, Callable 8/15/29 @ 100	259,814
497,000	Energy Transfer LP, 3.75%, 5/15/30, Callable 2/15/30 @ 100	438,337
1,775,000	Energy Transfer LP, 5.00%, 5/15/50, Callable 11/15/49 @ 100	1,434,186
266,000	Energy Transfer Operating LP, 4.50%, 4/15/24, Callable 3/15/24 @ 100	262,551
269,000	Energy Transfer Operating LP, 4.05%, 3/15/25, Callable 12/15/24 @ 100	260,906
670,000	Energy Transfer Partners LP, 3.60%, 2/1/23	668,886
675,000	Energy Transfer, LP, 6.25%, 4/15/49, Callable 10/15/48 @ 100	633,292
251,000	Enterprise Products Operating LLC, 4.80%, 2/1/49, Callable 8/1/48 @ 100	216,586
515,000	Enterprise Products Operating LLC, 4.20%, 1/31/50, Callable 7/31/49 @ 100	407,532
221,000	Enterprise Products Operating LLC, 3.20%, 2/15/52, Callable 8/15/51 @ 100	147,460
240,000	EQT Corp., 5.70%, 4/1/28, Callable 3/1/28 @ 100	239,100
1,090,000	Exxon Mobil Corp., 1.41%, 6/26/39, Callable 12/26/38 @ 100	755,809
228,000	Kinder Morgan Energy Partners LP, SERIES MTN, 6.95%, 1/15/38, MTN	241,299
37,000	Kinder Morgan Energy Partners LP, 7.50%, 11/15/40	40,814
639,000	Kinder Morgan, Inc., 3.60%, 2/15/51, Callable 8/15/50 @ 100	444,683
675,000	Kinder Morgan, Inc., Series MTN, 5.45%, 8/1/52, Callable 2/1/52 @ 100	610,109
1,313,000	NGPL PipeCo LLC, 3.25%, 7/15/31, Callable 4/15/31 @ 100(a)	1,069,481
1,292,000	NGPL PipeCo. LLC, 4.88%, 8/15/27, Callable 2/15/27 @ 100(a)	1,229,015
770,000	Northern Natural Gas Co., 4.30%, 1/15/49, Callable 7/15/48 @ 100(a)	612,484
596,000	Northern Natural Gas Co., 3.40%, 10/16/51, Callable 4/16/51 @ 100(a)	406,486
2,523,000	Northwest Pipeline LLC, 4.00%, 4/1/27, Callable 1/1/27 @ 100	2,386,041
2,296,000	Sabine Pass Liquefaction LLC, 5.00%, 3/15/27, Callable 9/15/26 @ 100	2,252,950
228,000	Sabine Pass Liquefaction LLC, 4.20%, 3/15/28, Callable 9/15/27 @ 100	214,605
470,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp, 5.00%, 1/15/28, Callable 2/6/23 @ 102.5	452,375
1,130,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.50%, 3/1/30, Callable 3/1/25 @ 102.75	1,063,613

Principal Amount		Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$1,110,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.88%, 2/1/31, Callable 2/1/26 @ 102.44	$1,000,387
1,373,000	Texas Eastern Transmission LP, 3.50%, 1/15/28, Callable 10/15/27 @ 100(a)	1,240,489
1,702,000	Texas Eastern Transmission LP, 4.15%, 1/15/48, Callable 7/15/47 @ 100(a)	1,358,606
2,610,000	Transcontinental Gas Pipe Line Co. LLC, 7.85%, 2/1/26, Callable 11/1/25 @ 100	2,784,353
2,198,000	Transcontinental Gas Pipe Line Co. LLC, 4.00%, 3/15/28, Callable 12/15/27 @ 100	2,065,199
772,000	Transcontinental Gas Pipe Line Co. LLC, 3.95%, 5/15/50, Callable 11/15/49 @ 100	603,733
240,000	Williams Cos., Inc., Series A, 7.50%, 1/15/31	262,331
911,000	Williams Cos., Inc. (The), 2.60%, 3/15/31, Callable 12/15/30 @ 100	740,553

		58,072,856

Pharmaceuticals (0.1%):
858,000	Bristol-Myers Squibb Co., 2.95%, 3/15/32, Callable 12/15/31 @ 100	750,833
312,000	Bristol-Myers Squibb Co., 3.25%, 8/1/42	239,593
442,000	Bristol-Myers Squibb Co., 4.63%, 5/15/44, Callable 11/15/43 @ 100	407,542

		1,397,968

Power (0.1%):
1,783,000	Texas Electric Market Stabilization Funding N LLC, 4.26%, 8/1/36(a)	1,687,057

Professional Services (0.4%):
2,555,000	Leidos, Inc., 4.38%, 5/15/30, Callable 2/15/30 @ 100	2,309,081
3,657,000	RELX Capital, Inc., 3.50%, 3/16/23, Callable 2/16/23 @ 100	3,643,663
1,797,000	RELX Capital, Inc., 3.00%, 5/22/30, Callable 2/22/30 @ 100	1,540,013

		7,492,757

Real Estate Management & Development (0.0%†):
915,000	Northwest Florida Timber Finance LLC, 4.75%, 3/4/29(a)	813,601

Road & Rail (0.7%):
1,369,000	Burlington Northern Santa Fe LLC, 4.15%, 12/15/48, Callable 6/15/48 @ 100	1,171,913
313,000	Burlington Northern Santa Fe LLC, 2.88%, 6/15/52, Callable 12/15/51 @ 100	210,862
1,849,000	CSX Corp., 3.25%, 6/1/27, Callable 3/1/27 @ 100	1,731,927
293,000	CSX Corp., 4.10%, 3/15/44, Callable 9/15/43 @ 100	247,014
504,000	CSX Corp., 4.50%, 11/15/52, Callable 5/15/52 @ 100	442,271
145,000	Norfolk Southern Corp., 2.90%, 6/15/26, Callable 3/15/26 @ 100	136,093
1,356,000	Norfolk Southern Corp., 2.55%, 11/1/29, Callable 8/1/29 @ 100	1,163,321
1,101,000	Norfolk Southern Corp., 3.00%, 3/15/32, Callable 12/15/31 @ 100	945,425

See accompanying notes to the financial statements.

16

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Corporate Bonds, continued
Road & Rail, continued
$243,000	Norfolk Southern Corp., 3.40%, 11/1/49, Callable 5/1/49 @ 100	$175,153
340,000	Norfolk Southern Corp., 4.55%, 6/1/53, Callable 12/1/52 @ 100	299,951
478,000	Penske Truck Leasing Co. LP / PTL Finance Corp., 3.95%, 3/10/25, Callable 1/10/25 @ 100(a)	461,077
1,490,000	Penske Truck Leasing Co. LP / PTL Finance Corp., 1.20%, 11/15/25, Callable 10/15/25 @ 100(a)	1,314,968
397,000	Penske Truck Leasing Co. LP / PTL Finance Corp., 4.45%, 1/29/26, Callable 11/29/25 @ 100(a)	383,523
870,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 3.90%, 2/1/24, Callable 1/1/24 @ 100(a)	852,685
982,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 5.88%, 11/15/27, Callable 10/15/27 @ 100(a)	992,775
349,000	Ryder System, Inc., 2.90%, 12/1/26, Callable 10/1/26 @ 100	317,937
3,066,000	Union Pacific Corp., 2.80%, 2/14/32, Callable 12/15/31 @ 100	2,657,820
269,000	Union Pacific Corp., 2.89%, 4/6/36, Callable 1/6/36 @ 100	214,874
2,000	Union Pacific Corp., 4.50%, 9/10/48, Callable 3/10/48 @ 100	1,774
299,000	Union Pacific Corp., 3.25%, 2/5/50, Callable 8/5/49 @ 100	219,168
366,025	Union Pacific Railroad Co., Series 2014-1, 3.23%, 5/14/26	351,112

		14,291,643

Semiconductors & Semiconductor Equipment (0.7%):
519,000	Broadcom Corp/Broadcom Cayman Finance, Ltd., 3.50%, 1/15/28, Callable 10/15/27 @ 100	473,903
195,000	Broadcom, Inc., 3.46%, 9/15/26, Callable 7/15/26 @ 100	183,920
859,000	Broadcom, Inc., 4.15%, 11/15/30, Callable 8/15/30 @ 100	772,482
5,000	Broadcom, Inc., 2.45%, 2/15/31, Callable 11/15/30 @ 100(a)	3,950
850,000	Broadcom, Inc., 4.15%, 4/15/32, Callable 1/15/32 @ 100(a)	750,647
569,000	Broadcom, Inc., 3.42%, 4/15/33, Callable 1/15/33 @ 100(a)	458,790
1,493,000	Broadcom, Inc., 3.47%, 4/15/34, Callable 1/15/34 @ 100(a)	1,187,447
2,265,000	Broadcom, Inc., 4.93%, 5/15/37, Callable 2/15/37 @ 100(a)	1,986,396
5,000	KLA Corp., 4.65%, 11/1/24, Callable 8/1/24 @ 100	4,994
925,000	KLA Corp., 3.30%, 3/1/50, Callable 8/28/49 @ 100	672,850
1,038,000	KLA Corp., 5.25%, 7/15/62, Callable 1/15/62 @ 100	1,013,632
1,426,000	KLA-Tencor Corp., 4.10%, 3/15/29, Callable 12/15/28 @ 100	1,381,838
303,000	Lam Research Corp., 4.88%, 3/15/49, Callable 9/15/48 @ 100	290,693
627,000	Lam Research Corp., 2.88%, 6/15/50, Callable 12/15/49 @ 100	427,055

Principal Amount		Value
Corporate Bonds, continued
Semiconductors & Semiconductor Equipment, continued
$689,000	NVIDIA Corp., 3.50%, 4/1/50, Callable 10/1/49 @ 100	$524,990
2,209,000	QUALCOMM, Inc., 5.40%, 5/20/33, Callable 2/20/33 @ 100^	2,306,189
1,205,000	QUALCOMM, Inc., 4.65%, 5/20/35, Callable 11/20/34 @ 100	1,168,545
470,000	QUALCOMM, Inc., 6.00%, 5/20/53, Callable 11/20/52 @ 100	503,504
494,000	TSMC Arizona Corp., 4.25%, 4/22/32, Callable 1/22/32 @ 100	477,398

		14,589,223

Software (0.7%):
1,438,000	Autodesk, Inc., 2.85%, 1/15/30, Callable 10/15/29 @ 100	1,239,357
1,021,000	Oracle Corp., 4.30%, 7/8/34, Callable 1/8/34 @ 100	897,494
1,560,000	Oracle Corp., 3.85%, 7/15/36, Callable 1/15/36 @ 100	1,261,063
3,324,000	Oracle Corp., 3.80%, 11/15/37, Callable 5/15/37 @ 100	2,643,574
591,000	Oracle Corp., 6.13%, 7/8/39	592,679
1,611,000	Oracle Corp., 3.60%, 4/1/40, Callable 10/1/39 @ 100	1,198,834
1,375,000	Oracle Corp., 5.38%, 7/15/40	1,271,992
962,000	Oracle Corp., 3.65%, 3/25/41, Callable 9/25/40 @ 100	717,888
1,147,000	Oracle Corp., 4.00%, 11/15/47, Callable 5/15/47 @ 100	839,756
1,612,000	Oracle Corp., 3.60%, 4/1/50, Callable 10/1/49 @ 100	1,099,421
744,000	salesforce.com, Inc., 3.05%, 7/15/61, Callable 1/15/61 @ 100	479,105
1,419,000	ServiceNow, Inc., 1.40%, 9/1/30, Callable 6/1/30 @ 100	1,088,593
281,000	Vmware, Inc., 4.65%, 5/15/27, Callable 3/15/27 @ 100	271,778
427,000	Vmware, Inc., 3.90%, 8/21/27, Callable 5/21/27 @ 100	399,448
361,000	Vmware, Inc., 1.80%, 8/15/28, Callable 6/15/28 @ 100	295,065
1,164,000	Vmware, Inc., 2.20%, 8/15/31, Callable 5/15/31 @ 100	888,499
545,000	Workday, Inc., 3.80%, 4/1/32, Callable 1/1/32 @ 100	483,586

		15,668,132

Specialty Retail (0.1%):
861,000	Lowe’s Cos., Inc., 3.65%, 4/5/29, Callable 1/5/29 @ 100	797,735
1,307,000	Lowe’s Cos., Inc., 2.80%, 9/15/41, Callable 3/15/41 @ 100	896,299

		1,694,034

Technology Hardware, Storage & Peripherals (0.1%):
592,000	Apple, Inc., 4.10%, 8/8/62, Callable 2/8/62 @ 100	501,294
98,000	Dell International LLC/EMC Corp., 8.35%, 7/15/46, Callable 1/15/46 @ 100	112,365

See accompanying notes to the financial statements.

17

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Corporate Bonds, continued
Technology Hardware, Storage & Peripherals, continued
$541,000	Dell International LLC/EMC Corp., 3.45%, 12/15/51, Callable 6/15/51 @ 100(a)	$332,706
344,000	Hp, Inc., 2.65%, 6/17/31, Callable 3/17/31 @ 100	269,929

		1,216,294

Thrifts & Mortgage Finance (0.1%):
1,708,000	Federal National Mortgage Association, 1.55%, 8/24/35, Callable 8/24/23 @ 100	1,171,464

Tobacco (0.5%):
415,000	Altria Group, Inc., 2.20%, 6/15/27, Callable 4/15/27 @ 100	398,006
1,448,000	Altria Group, Inc., 2.45%, 2/4/32, Callable 11/4/31 @ 100	1,097,594
3,327,000	Altria Group, Inc., 5.80%, 2/14/39, Callable 8/14/38 @ 100	3,055,091
84,000	Altria Group, Inc., 6.20%, 2/14/59, Callable 8/14/58 @ 100	78,432
562,000	BAT Capital Corp., 2.26%, 3/25/28, Callable 1/25/28 @ 100	467,506
567,000	BAT Capital Corp., 4.76%, 9/6/49, Callable 3/6/49 @ 100	417,246
3,745,000	Philip Morris International, Inc., 5.13%, 11/17/27, Callable 10/17/27 @ 100	3,781,207
1,000,000	Philip Morris International, Inc., 1.88%, 11/6/37, Callable 8/6/37 @ 100	665,907
1,732,000	Reynolds American, Inc., 5.85%, 8/15/45, Callable 2/15/45 @ 100	1,487,720

		11,448,709

Utilities (0.2%):
470,000	CenterPoint Ener Houston, 3.60%, 3/1/52, Callable 9/1/51 @ 100	363,884
919,000	Consolidated Edison Co. of New York, Inc., 6.15%, 11/15/52, Callable 5/15/52 @ 100	996,337
240,000	PECO Energy Co., 4.38%, 8/15/52, Callable 2/15/52 @ 100	210,493
3,266,000	Vistra Operations Co. LLC, 5.13%, 5/13/25(a)	3,199,373

		4,770,087

Wireless Telecommunication Services (0.6%):
11,257,000	T-Mobile USA, Inc., 3.75%, 4/15/27, Callable 2/15/27 @ 100	10,637,696
2,779,000	T-Mobile USA, Inc., 3.30%, 2/15/51, Callable 8/15/50 @ 100	1,874,038

		12,511,734

Total Corporate Bonds (Cost $592,714,177)		520,183,812

Foreign Bonds (0.9%):
Aerospace & Defense (0.0%†):
410,000	Airbus SE, 2.38%, 6/9/40, Callable 3/9/40 @ 100, MTN+(a)	328,594

Automobiles (0.0%†):
300,000	Volkswagen International Finance NV, 4.13%, 11/16/38+(a)	290,717

Banks (0.3%):
900,000	Banco de Sabadell SA, 1.12%(EUSA1+155bps), 3/11/27, Callable 3/11/26 @ 100+(a)	859,128

Principal Amount		Value
Foreign Bonds, continued
Banks, continued
$2,000,000	BNP Paribas SA, 0.25%(EUR003M+70bps), 4/13/27, Callable 4/13/26 @ 100, MTN+(a)	$1,867,155
800,000	BNP Paribas SA, 0.50%(EUR0003M+83bps), 1/19/30, Callable 1/19/29 @ 100, MTN+(a)	673,534
500,000	BPCE SA, 0.25%, 1/15/26+(a)	482,972
300,000	de Volksbank NV, 1.75%(EUSA5+2.1bps), 10/22/30, Callable 10/22/25 @ 100, MTN+(a)	290,509
1,013,000	Lloyds Banking Group plc, 4.50%(EUR003M+172.2bps), 3/18/30, Callable 3/18/25 @ 100, MTN+(a)	1,041,124
1,000,000	Toronto-Dominion Bank (The), Series E, 0.38%, 4/25/24, MTN+(a)	1,029,144

		6,243,566

Beverages (0.0%†):
600,000	Pernod Ricard SA, 3.00%, 10/24/23, Callable 9/24/23 @ 100+(a)	626,894

Capital Markets (0.2%):
700,000	Deutsche Bank AG, 1.00%(EUR003M+1.6bps), 11/19/25, Callable 11/19/24 @ 100+(a)	698,719
1,200,000	Deutsche Bank AG, 1.88%(EUR003M+138bps), 2/23/28, Callable 2/23/27 @ 100, MTN+(a)	1,121,140
670,000	SELP Finance Sarl, 0.88%, 5/27/29, Callable 2/27/29 @ 100+(a)	536,562
1,140,000	Viterra Finance BV, 0.38%, 9/24/25, Callable 8/24/25 @ 100, MTN+(a)	1,082,190

		3,438,611

Chemicals (0.0%†):
390,000	Covestro AG, 0.88%, 2/3/26, Callable 11/3/25 @ 100, MTN+(a)	381,076

Diversified Financial Services (0.0%†):
515,000	BAT International Finance plc, 1.25%, 3/13/27, Callable 12/13/26 @ 100, MTN+(a)	486,696
400,000	Total Capital International SA, Series E, 2.13%, 3/15/23, MTN+(a)	427,875

		914,571

Health Care Equipment & Supplies (0.0%†):
200,000	DH Europe Finance II Sarl, 1.35%, 9/18/39, Callable 3/18/39 @ 100+	144,238

Health Care Providers & Services (0.0%†):
390,000	Fresenius Finance Ireland plc, 0.88%, 10/1/31, Callable 7/1/31 @ 100, MTN+(a)	288,259

Media (0.1%):
870,000	Informa plc, 2.13%, 10/6/25, Callable 7/6/25 @ 100, MTN+(a)	882,319
160,000	WPP Finance SA, 2.38%, 5/19/27, MTN^+(a)	159,749

		1,042,068

Oil, Gas & Consumable Fuels (0.1%):
330,000	Aker BP ASA, 1.13%, 5/12/29, Callable 2/12/29 @ 100, MTN+(a)	284,716
600,000	Digital Dutch Finco BV, 1.00%, 1/15/32, Callable 10/15/31 @ 100+(a)	443,681
1,100,000	TotalEnergies SE, 1.75%(EUSA5+176.5bps), 12/31/99, Callable 4/4/24 @ 100, MTN+(a)	1,108,265

		1,836,662

See accompanying notes to the financial statements.

18

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Foreign Bonds, continued
Pharmaceuticals (0.1%):
$375,000	Takeda Pharmaceutical Co., Ltd., 2.00%, 7/9/40, Callable 1/9/40 @ 100+	$281,113
840,000	Upjohn Finance BV, 1.02%, 6/23/24, Callable 5/23/24 @ 100+(a)	859,159

		1,140,272

Professional Services (0.0%†):
520,000	RELX Finance BV, 3.39%, 3/18/24, Callable 2/18/24 @ 100+(a)	534,515

Sovereign Bond (0.1%):
1,650,000	Mexico Government International Bond, 1.45%, 10/25/33, Callable 7/25/33 @ 100, MTN+	1,236,317
714,000	Mexico Government International Bond, 2.13%, 10/25/51, Callable 4/25/51 @ 100+	415,568
57,000	Romanian Government International Bond, 2.88%, 3/11/29, MTN+(a)	50,172
60,000	Romanian Government International Bond, Registered Shares, 2.50%, 2/8/30, MTN+(a)	49,361

		1,751,418

Tobacco (0.0%†):
410,000	Imperial Brands Finance Netherlands BV, 1.75%, 3/18/33, Callable 12/18/32 @ 100, MTN+(a)	302,230

Total Foreign Bonds (Cost $23,840,619)		19,263,691

Yankee Debt Obligations (3.7%):
Airlines (0.0%†):
266,392	Air Canada Pass Through Trust, Series 2017-1, Class A, 3.30%, 7/15/31(a)	225,622

Automobiles (0.1%):
1,122,000	Nissan Motor Co., Ltd., 4.81%, 9/17/30, Callable 6/17/30 @ 100(a)	956,395

Banks (0.4%):
278,000	Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa, 4.13%, 6/6/24(a)	272,269
200,000	Banco Santander SA, 2.71%, 6/27/24	191,686
302,000	Barclays plc, 2.89% (H15T1Y+130 bps), 11/24/32, Callable 11/24/31 @ 100	231,030
1,880,000	Barclays plc, 5.75% (H15T1Y+300 bps), 8/9/33, Callable 8/9/32 @ 100	1,791,251
1,076,000	HSBC Holdings plc, 2.25% (SOFR+110 bps), 11/22/27, Callable 11/22/26 @ 100	934,147
726,000	HSBC Holdings plc, 5.21% (SOFR+261 bps), 8/11/28, Callable 8/11/27 @ 100	700,770
628,000	HSBC Holdings plc, 4.58% (US0003M+153 bps), 6/19/29, Callable 6/19/28 @ 100	579,223
278,000	HSBC Holdings plc, 2.21% (SOFR+129 bps), 8/17/29, Callable 8/17/28 @ 100	225,683
2,195,000	HSBC Holdings plc, 5.40% (SOFR+287 bps), 8/11/33, Callable 8/11/32 @ 100	2,046,761
348,000	Intercorp Peru, Ltd., 3.88%, 8/15/29, Callable 5/15/29 @ 100(a)	290,346
811,000	Mizuho Financial Group, Inc., 2.26% (H15T1Y+90 bps), 7/9/32, Callable 7/9/31 @ 100	621,393
965,000	Standard Chartered PLC, 2.61% (H15T1Y+118 bps), 1/12/28, Callable 1/12/27 @ 100(a)	839,642

		8,724,201

Principal Amount		Value
Yankee Debt Obligations, continued
Beverages (0.1%):
$1,457,000	Suntory Holdings, Ltd., 2.25%, 10/16/24, Callable 9/16/24 @ 100(a)	$1,367,587

Biotechnology (0.2%):
3,546,000	Shire Acquisitions Investments, 3.20%, 9/23/26, Callable 6/23/26 @ 100	3,331,460

Capital Markets (0.1%):
2,000	Macquarie Group, Ltd., 4.65% (US0003M+173 bps), 3/27/29, Callable 3/27/28 @ 100(a)	1,890
958,000	Nomura Holdings, Inc., 2.68%, 7/16/30	762,827
475,000	Nomura Holdings, Inc., 2.61%, 7/14/31	367,010
650,000	SA Global Sukuk, Ltd., 2.69%, 6/17/31, Callable 3/17/31 @ 100(a)	557,638

		1,689,365

Chemicals (0.0%†):
330,000	Nutrien, Ltd., 5.90%, 11/7/24	333,892
255,000	Sociedad Quimica y Minera de Chile SA, 4.25%, 1/22/50, Callable 7/22/49 @ 100(a)	216,113

		550,005

Consumer Finance (0.1%):
1,390,000	Hyundai Capital Services, Inc., 3.75%, 3/5/23(a)	1,385,524

Diversified Financial Services (0.0%†):
270,000	Banco Latinoamericano de Comercio Exterior SA, 2.38%, 9/14/25, Callable 8/15/25 @ 100(a)	246,264
570,000	ORIX Corp., 5.20%, 9/13/32	556,769

		803,033

Diversified Telecommunication Services (0.0%†):
389,000	Deutsche Telekom International Finance BV, 2.49%, 9/19/23, Callable 7/19/23 @ 100(a)	381,687

Energy Production (0.0%†):
327,000	Kallpa Generacion SA, 4.13%, 8/16/27, Callable 5/16/27 @ 100(a)	301,814

Equity Real Estate Investment Trusts (REITs) (0.0%†):
269,000	Trust Fibra Uno, 5.25%, 12/15/24, Callable 9/15/24 @ 100(a)	266,646
253,000	Trust Fibra Uno, 6.39%, 1/15/50, Callable 7/15/49 @ 100(a)	208,089

		474,735

Financial Services (0.0%†):
344,000	Eig Pearl Holdings Sarl, 4.39%, 11/30/46(a)	265,310

Food & Staples Retailing (0.0%†):
250,000	Cencosud SA, 5.15%, 2/12/25, Callable 11/12/24 @ 100(a)	248,455

Independent Power and Renewable Electricity Producers (0.0%†):
270,000	AES Panama Generation Holdings SRL, 4.38%, 5/31/30, Callable 2/28/30 @ 100(a)	233,550
210,000	Colbun SA, 3.15%, 1/19/32, Callable 10/19/31 @ 100(a)	179,648

		413,198

Interactive Media & Services (0.2%):
490,000	Baidu, Inc., 4.38%, 5/14/24, Callable 4/14/24 @ 100	482,037

See accompanying notes to the financial statements.

19

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Yankee Debt Obligations, continued
Interactive Media & Services, continued
$475,000	Baidu, Inc., 4.38%, 3/29/28, Callable 12/29/27 @ 100	$448,964
1,511,000	Tencent Holdings, Ltd., 2.99%, 1/19/23^(a)	1,508,682
515,000	Tencent Holdings, Ltd., 3.60%, 1/19/28, Callable 10/19/27 @ 100(a)	474,535

		2,914,218

Internet & Direct Marketing Retail (0.0%†):
320,000	Alibaba Group Holding, Ltd., 2.80%, 6/6/23, Callable 5/6/23 @ 100^	316,372

Machinery (0.1%):
1,119,000	CNH Industrial N.V., 3.85%, 11/15/27, Callable 8/15/27 @ 100, MTN	1,052,019
670,000	Trane Technologies Luxembourg Finance SA, 3.50%, 3/21/26, Callable 1/21/26 @ 100	632,811

		1,684,830

Materials (0.1%):
260,000	Celulosa Arauco y Constitucion SA, 4.20%, 1/29/30, Callable 10/29/29 @ 100(a)	244,313
366,000	Equate Petrochemical BV, 4.25%, 11/3/26(a)	349,814
137,000	Fibria Overseas Finance, Ltd., 5.50%, 1/17/27	136,829
200,000	Freeport Indonesia PT, Registered Shares, 4.76%, 4/14/27, Callable 3/14/27 @ 100(a)	191,966
240,000	SABIC Capital II BV, 4.50%, 10/10/28(a)	236,567

		1,159,489

Metals & Mining (0.3%):
2,171,000	Anglo American Capital plc, 4.75%, 4/10/27(a)	2,110,012
807,000	Anglo American Capital plc, 4.00%, 9/11/27(a)	758,317
1,332,000	Anglo American Capital plc, 4.50%, 3/15/28, Callable 12/15/27 @ 100(a)	1,265,261
1,074,000	Anglo American Capital plc, 2.25%, 3/17/28, Callable 1/17/28 @ 100(a)	904,594
404,000	Corp. Nacional del Cobre de Chile, Registered Shares, 3.63%, 8/1/27, Callable 5/1/27 @ 100(a)	381,025

		5,419,209

National (0.0%†):
200,000	Perusahaan Penerbit SBSN Indonesia III, 4.40%, 6/6/27(a)	198,000

Oil, Gas & Consumable Fuels (0.1%):
1,022,000	Cenovus Energy, Inc., 3.75%, 2/15/52, Callable 8/15/51 @ 100^	725,254
555,000	Ecopetrol SA, 4.13%, 1/16/25	530,025
222,302	Galaxy Pipeline Assets Bidco, Ltd., 2.94%, 9/30/40(a)	178,647
270,000	KazMunayGas National Co. JSC, 3.50%, 4/14/33, Callable 10/14/32 @ 100(a)	200,070
270,000	Pertamina Persero PT, 3.10%, 1/21/30, Callable 10/21/29 @ 100(a)	234,900
275,000	Qatar Energy, 2.25%, 7/12/31, Callable 4/12/31 @ 100(a)	228,715
290,000	Saudi Arabian Oil Co., 3.25%, 11/24/50, Callable 5/24/50 @ 100(a)	204,861
290,000	Saudi Arabian Oil Co., 3.50%, 11/24/70, Callable 5/24/70 @ 100(a)	197,416

Principal Amount		Value
Yankee Debt Obligations, continued
Oil, Gas & Consumable Fuels, continued
$298,000	Suncor Energy, Inc., 6.80%, 5/15/38	$312,974

		2,812,862

Paper & Forest Products (0.0%†):
240,000	Suzano Austria GmbH, 5.75%, 7/14/26(a)	241,068
156,000	Suzano Austria GmbH, 3.75%, 1/15/31, Callable 10/15/30 @ 100	130,784

		371,852

Real Estate Management & Development (0.0%†):
250,000	Mitsui Fudosan Co., Ltd., 2.95%, 1/23/23(a)	249,576

Sovereign Bond (1.3%):
200,000	Abu Dhabi Government International Bond, 3.88%, 4/16/50(a)	170,173
200,000	Chile Government International Bond, 3.24%, 2/6/28, Callable 11/6/27 @ 100	186,026
1,560,000	Chile Government International Bond, 2.55%, 1/27/32, Callable 10/27/31 @ 100^	1,283,426
200,000	Chile Government International Bond, 3.86%, 6/21/47	157,587
1,905,000	Colombia Government International Bond, 3.13%, 4/15/31, Callable 1/15/31 @ 100	1,418,804
860,000	Colombia Government International Bond, 3.25%, 4/22/32, Callable 1/22/32 @ 100	627,773
114,000	Hungary Government International Bond, 5.38%, 3/25/24	113,858
200,000	Hungary Government International Bond, 5.25%, 6/16/29(a)	190,998
236,000	Indonesia Government International Bond, 7.75%, 1/17/38(a)	283,502
200,000	Indonesia Government International Bond, 6.75%, 1/15/44(a)	224,745
210,000	Mexico Government International Bond, 3.75%, 1/11/28	198,786
90,000	Mexico Government International Bond, 4.75%, 4/27/32, Callable 1/27/32 @ 100^	84,616
108,000	Mexico Government International Bond, 5.75%, 10/12/10	92,061
393,041	Oriental Republic of Uruguay, 4.50%, 8/14/24^	392,635
2,265,000	Oriental Republic of Uruguay, 4.38%, 10/27/27	2,290,481
655,000	Panama Government International Bond, 3.16%, 1/23/30, Callable 10/23/29 @ 100	564,119
1,550,000	Panama Government International Bond, 4.50%, 4/1/56, Callable 10/1/55 @ 100	1,143,125
245,000	Peruvian Government International Bond, 2.78%, 1/23/31, Callable 10/23/30 @ 100	203,859
129,000	Peruvian Government International Bond, 1.86%, 12/1/32, Callable 9/1/32 @ 100	94,884
30,000	Peruvian Government International Bond, 3.00%, 1/15/34, Callable 10/15/33 @ 100	23,736
230,000	Philippine Government International Bond, 1.65%, 6/10/31	184,085
1,725,000	Philippine Government International Bond, 1.95%, 1/6/32^	1,408,870
689,000	Province of Manitoba, 3.05%, 5/14/24	673,704
200,000	Qatar Government International Bond, 4.00%, 3/14/29(a)	196,891

See accompanying notes to the financial statements.

20

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Yankee Debt Obligations, continued
Sovereign Bond, continued
$200,000	Qatar Government International Bond, 3.75%, 4/16/30(a)	$194,256
3,516,000	Republic of Colombia, 3.88%, 4/25/27, Callable 1/25/27 @ 100	3,115,327
275,000	Republic of Colombia, 4.50%, 3/15/29, Callable 12/15/28 @ 100	237,996
567,000	Republic of Colombia, 3.00%, 1/30/30, Callable 10/30/29 @ 100	435,709
581,000	Republic of Indonesia, 4.10%, 4/24/28	568,659
2,840,000	Republic of Indonesia, 2.85%, 2/14/30	2,541,854
820,000	Republic of Panama, 3.88%, 3/17/28, Callable 12/17/27 @ 100	770,800
1,091,000	Republic of Peru, 4.13%, 8/25/27	1,049,157
1,031,000	Republic of Peru, 5.63%, 11/18/50	1,035,827
3,200,000	Republic of Philippines, 3.00%, 2/1/28	2,978,611
124,000	Romanian Government International Bond, 5.25%, 11/25/27(a)	119,260
236,000	Romanian Government International Bond, 4.00%, 2/14/51(a)	156,496
212,000	Saudi Government International Bond, 2.75%, 2/3/32(a)	185,294
200,000	Saudi Government International Bond, 5.00%, 4/17/49(a)	188,604
200,000	Saudi Government International Bond, 3.25%, 11/17/51, MTN(a)	144,441
1,034,264	Uruguay Government International Bond, 4.38%, 1/23/31, Callable 10/23/30 @ 100	1,027,800
209,820	Uruguay Government International Bond, 5.75%, 10/28/34, Callable 7/28/34 @ 100^	232,376

		27,191,211

Technology Hardware & Semiconductors (0.4%):
1,077,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 3.15%, 5/1/27, Callable 3/1/27 @ 100	983,983
4,280,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 4.30%, 6/18/29, Callable 3/18/29 @ 100	3,979,454
1,174,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 3.40%, 5/1/30, Callable 2/1/30 @ 100	1,015,270
2,838,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 2.50%, 5/11/31, Callable 2/11/31 @ 100	2,242,403

		8,221,110

Telecommunications (0.0%†):
330,000	NTT Finance Corp., 4.14%, 7/26/24(a)	324,882

Transportation Infrastructure (0.0%†):
270,000	Adani Ports & Special Economic Zone, Ltd., 3.38%, 7/24/24(a)	255,825

Utilities (0.0%†):
200,000	Comision Federal de Electricidad, 4.88%, 1/15/24^(a)	198,216
285,000	Israel Electric Corp., Ltd., 4.25%, 8/14/28, MTN(a)	268,740

		466,956

Wireless Telecommunication Services (0.2%):
280,000	Bharti Airtel, Ltd., 3.25%, 6/3/31, Callable 3/5/31 @ 100(a)	237,311
200,000	Empresa Nacional del Petroleo, 4.38%, 10/30/24(a)	194,250

Principal Amount		Value
Yankee Debt Obligations, continued
Wireless Telecommunication Services, continued
$235,000	Empresa Nacional del Petroleo, 3.75%, 8/5/26, Callable 5/5/26 @ 100(a)	$221,543
3,243,000	Rogers Communications, Inc., 3.80%, 3/15/32, Callable 12/15/31 @ 100(a)	2,795,365
209,000	Rogers Communications, Inc., 4.55%, 3/15/52, Callable 9/15/51 @ 100(a)	161,835

		3,610,304

Total Yankee Debt Obligations (Cost $86,167,174)		76,315,087

Municipal Bonds (0.6%):
California (0.3%):
905,000	California State University Revenue, Series B, 2.72%, 11/1/52	584,078
435,000	California State, Build America Bonds, GO, 7.50%, 4/1/34	530,852
600,000	California State, Build America Bonds, GO, 7.55%, 4/1/39	760,956
2,545,000	City of San Francisco CA Public Utilities Commission Water Revenue, 2.83%, 11/1/41, Continuously Callable @100	1,793,360
1,240,000	Los Angeles Department of Water & Power Power System Revenue, 6.57%, 7/1/45	1,454,309
645,000	Regents of the University of California Medical Center Pooled Revenue, 4.13%, 5/15/32, Continuously Callable @100	596,760
440,000	University of California Revenue, Series BF, 2.65%, 5/15/50, Continuously Callable @100	277,314
347,000	University of California Revenue, 4.77%, 5/15/15	287,323
50,000	University of California Revenue, 4.86%, 5/15/12	42,712

		6,327,664

Michigan (0.0%†):
801,000	University of Michigan Revenue, 3.50%, 4/1/52, Continuously Callable @100	633,511

Minnesota (0.0%†):
406,000	University of Minnesota Revenue, 4.05%, 4/1/52	349,533

New Jersey (0.1%):
575,000	New Jersey State Transportation Authority Revenue, Build America Bonds, GO, 6.56%, 12/15/40	617,768
270,000	New Jersey Transportation Trust Fund Authority Revenue, 4.13%, 6/15/42	214,345
165,000	New Jersey Turnpike Authority Revenue, Series B, 2.78%, 1/1/40, Continuously Callable @100	117,990

		950,103

New York (0.2%):
1,420,000	New York State Dormitory Authority Revenue, 2.15%, 3/15/31	1,127,892
1,045,000	New York State Dormitory Authority Revenue, 2.05%, 3/15/30	854,026
1,160,000	New York State Dormitory Authority Revenue, 5.00%, 2/15/31, Continuously Callable @100	1,319,848

		3,301,766

Oklahoma (0.0%†):
255,000	Oklahoma Development Finance Authority Revenue, Series A2, 4.62%, 6/1/44	236,599

See accompanying notes to the financial statements.

21

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Municipal Bonds, continued
Texas (0.0%†):
$710,000	City of Houston TX, GO, 3.96%, 3/1/47	$604,778
430,000	State of Texas, GO, Series B, 2.75%, 10/1/41, Continuously Callable @100	304,092

		908,870

Total Municipal Bonds (Cost $15,459,386)		12,708,046

U.S. Government Agency Mortgages (32.0%):
Federal National Mortgage Association (16.5%):
40,650	2.50%, 9/1/27, Pool #AP5205	38,039
61,385	2.50%, 9/1/27, Pool #AB6194	56,970
15,752	2.50%, 2/1/28, Pool #AB8446	14,889
36,291	2.50%, 4/1/28, Pool #AB8870	33,965
23,912	3.00%, 4/1/28, Pool #AT3121	23,144
28,094	3.00%, 5/1/28, Pool #AT6033	27,190
106,966	2.50%, 8/1/28, Pool #AS0190	100,090
123,951	3.50%, 10/1/28, Pool #AV0198	121,259
63,867	3.00%, 10/1/28, Pool #AU8774	61,817
5,703	3.00%, 10/1/28, Pool #AQ4132	5,406
241,117	3.50%, 11/1/28, Pool #AV1360	235,872
7,033	3.00%, 11/1/28, Pool #AV0298	6,666
153,185	3.00%, 4/1/29, Pool #AW0937	147,595
141,086	3.00%, 5/1/29, Pool #AW2544	135,583
226,012	3.00%, 6/1/29, Pool #AS2676	217,746
53,420	3.00%, 7/1/29, Pool #AW1281	51,053
312,520	3.00%, 7/1/29, Pool #AW4229	300,376
143,335	3.00%, 9/1/29, Pool #AS3220	138,101
52,462	3.50%, 9/1/29, Pool #AX0105	50,846
446,842	3.00%, 9/1/29, Pool #AL6897	429,406
86,254	3.00%, 10/1/29, Pool #AS3594	82,903
18,313	3.50%, 10/1/29, Pool #AX2741	17,748
320,888	3.00%, 1/1/30, Pool #AL6144	309,169
2,605,000	4.99%, 1/15/30(c)	1,920,552
11,350	2.50%, 2/1/30, Pool #AS4485	10,800
12,669	2.50%, 2/1/30, Pool #AS4488	11,833
40,511	2.50%, 2/1/30, Pool #BM3403	38,045
86,581	2.50%, 3/1/30, Pool #AS4688	79,447
66,971	3.00%, 3/1/30, Pool #AL6583	64,504
33,275	2.50%, 4/1/30, Pool #AY3416	30,540
54,713	3.00%, 4/1/30, Pool #AL6584	51,848
18,459	2.50%, 5/1/30, Pool #AY0828	17,215
31,444	3.00%, 5/1/30, Pool #AL6761	30,216
3,901,000	5.04%, 5/15/30(c)	2,832,746
169,525	3.00%, 6/1/30, Pool #AL9381	163,015
59,868	3.00%, 7/1/30, Pool #AX9701	56,729
70,672	2.50%, 7/1/30, Pool #AS5403	66,057
12,019	3.00%, 7/1/30, Pool #AX9700	11,575
45,869	3.00%, 7/1/30, Pool #AL7139	43,466
8,293	3.00%, 7/1/30, Pool #AZ2297	7,987
12,508	2.50%, 7/1/30, Pool #AS5405	11,666
21,885	2.50%, 7/1/30, Pool #AZ2170	20,078
55,182	3.00%, 8/1/30, Pool #AS5622	52,295
11,260	3.00%, 8/1/30, Pool #AZ7833	10,845
59,285	3.00%, 8/1/30, Pool #AS5623	56,443
11,291	3.00%, 8/1/30, Pool #AX3298	10,877
80,143	3.00%, 8/1/30, Pool #AL7225	75,952
71,057	2.50%, 8/1/30, Pool #AS5616	67,622
44,200	2.50%, 8/1/30, Pool #AS5614	40,563

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$121,813	2.50%, 8/1/30, Pool #BM3552	$113,601
46,360	3.50%, 8/1/30, Pool #AS5708	45,252
65,398	3.00%, 8/1/30, Pool #AL7227	62,268
31,955	2.50%, 8/1/30, Pool #AS5548	29,868
4,567	3.00%, 8/1/30, Pool #AZ8597	4,399
48,684	3.00%, 9/1/30, Pool #AS5714	46,138
57,034	2.50%, 9/1/30, Pool #AS5872	52,322
14,972	3.00%, 9/1/30, Pool #AL7320	14,392
57,587	3.00%, 9/1/30, Pool #AS5728	55,468
43,238	2.50%, 9/1/30, Pool #AS5786	40,419
23,998	3.00%, 9/1/30, Pool #AZ5719	23,114
47,140	2.50%, 11/1/30, Pool #AS6115	44,858
41,359	2.50%, 11/1/30, Pool #AS6116	38,584
55,168	2.50%, 11/1/30, Pool #AS6141	50,609
44,984	2.50%, 11/1/30, Pool #AS6142	42,048
7,031	2.50%, 11/1/30, Pool #AL7800	6,691
779,719	3.00%, 1/1/31, Pool #BM3537	741,215
65,868	2.50%, 3/1/31, Pool #BM1595	61,570
84,146	2.50%, 6/1/31, Pool #AS7320	77,194
141,139	2.50%, 7/1/31, Pool #AS7617	129,501
136,257	2.50%, 7/1/31, Pool #AS7605	125,017
5,351	2.50%, 8/1/31, Pool #BC2777	4,910
15,783	4.00%, 8/1/31, Pool #AY4688	15,573
22,957	4.00%, 8/1/31, Pool #AY4707	22,809
957,641	3.00%, 8/1/31, Pool #AL9376	907,558
94,737	3.00%, 9/1/31, Pool #AL9378	90,818
241,736	2.50%, 10/1/31, Pool #AS8193	227,434
584,658	2.50%, 10/1/31, Pool #AS8195	547,595
47,883	2.00%, 10/1/31, Pool #MA2774	44,367
339,984	2.50%, 10/1/31, Pool #AS8208	311,912
1,141,839	2.50%, 10/1/31, Pool #BC4773	1,069,369
182,794	2.50%, 10/1/31, Pool #AS8009	171,995
179,421	2.50%, 11/1/31, Pool #BC2631	167,512
115,972	2.50%, 11/1/31, Pool #BC2628	108,617
97,457	2.50%, 11/1/31, Pool #AS8245	91,280
85,712	2.50%, 11/1/31, Pool #BC2629	78,618
128,127	2.50%, 11/1/31, Pool #AS8241	120,552
80,515	2.00%, 11/1/31, Pool #BC9040	74,600
241,289	2.00%, 11/1/31, Pool #AS8251	223,556
14,774	2.00%, 11/1/31, Pool #AS8291	13,688
280,288	2.00%, 11/1/31, Pool #BM3054	259,687
203,956	2.50%, 11/1/31, Pool #AS8240	187,105
66,423	2.00%, 12/1/31, Pool #MA2845	61,542
10,886	3.00%, 2/1/32, Pool #BE5670	10,369
17,827	2.50%, 2/1/32, Pool #BM1036	16,633
182,269	2.50%, 3/1/32, Pool #AS9317	169,603
323,816	2.50%, 3/1/32, Pool #AS9321	304,500
196,311	2.50%, 3/1/32, Pool #AS9316	180,083
315,403	2.50%, 3/1/32, Pool #AS9318	297,731
269,442	3.00%, 3/1/32, Pool #AS9327	256,648
352,327	2.50%, 3/1/32, Pool #AS9319	330,985
436,777	2.00%, 3/1/32, Pool #BM3061	404,709
1,353,286	3.50%, 4/1/32, Pool #BM3503	1,313,639
2,060,000	Class A2 , Series 2022-M1S2.08%, 4/25/32	1,702,280
985,589	3.50%, 5/1/32, Pool #BM1602	960,681
1,401,156	3.00%, 6/1/32, Pool #BM1791	1,337,458

See accompanying notes to the financial statements.

22

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$424,782	2.50%, 8/1/32, Pool #BM3578	$401,299
162,107	3.00%, 9/1/32, Pool #BM3240	155,475
55,340	3.50%, 11/1/32, Pool #BJ2054	53,716
34,173	3.50%, 1/1/33, Pool #BJ2096	33,232
58,230	5.50%, 1/1/33, Pool #676661	59,349
816,495	2.50%, 2/1/33, Pool #BM3793	749,129
1,833,510	3.00%, 5/1/33, Pool #FM1880	1,741,412
39,469	5.50%, 5/1/33, Pool #555424	40,313
50,797	4.00%, 9/1/33, Pool #BK7642	50,072
162,129	4.00%, 10/1/33, Pool #CA2527	159,324
156,966	4.00%, 11/1/33, Pool #CA2555	156,268
299,727	2.50%, 12/1/33, Pool #FM1680	277,596
3,430,000	Class A3 , Series 2022-M52.37%, 1/1/34	2,762,918
290,281	5.00%, 2/1/35, Pool #735226	296,266
96,884	5.50%, 2/1/35, Pool #735989	98,956
23,334	5.00%, 3/1/35, Pool #735288	23,591
9,092	6.00%, 4/1/35, Pool #735504	9,200
171,681	3.00%, 8/1/35, Pool #CA6849	161,755
167,476	3.00%, 8/1/35, Pool #CA6876	158,125
44,918	5.00%, 9/1/35, Pool #889974	45,710
51,992	3.00%, 12/1/35, Pool #CA8391	49,135
103,179	3.00%, 12/1/35, Pool #CA8389	97,436
943,372	2.50%, 12/1/35, Pool #CA8387	872,131
1,068,430	2.50%, 12/1/35, Pool #CA8388	986,063
108,521	4.00%, 1/1/36, Pool #AB0686	107,719
649,234	3.50%, 1/25/36, TBA	621,844
222,855	5.50%, 9/1/36, Pool #995113	227,960
24,704	3.00%, 10/1/36, Pool #AL9227	22,464
200,161	3.00%, 11/1/36, Pool #AS8348	178,658
81,582	3.00%, 11/1/36, Pool #AS8349	74,312
263,315	3.00%, 12/1/36, Pool #AS8553	239,858
192,292	3.00%, 12/1/36, Pool #BE1896	174,843
7,376,000	1.50%, 1/25/37, TBA	6,403,290
19,981,400	2.00%, 1/25/37, TBA	17,814,667
1,574,089	2.00%, 3/1/37, Pool #FS1331	1,404,670
10,869	5.50%, 2/1/38, Pool #961545	11,093
7,971	6.00%, 3/1/38, Pool #889529	8,109
22,616	6.00%, 5/1/38, Pool #889466	23,005
46,076	5.50%, 5/1/38, Pool #889441	46,265
50,434	5.50%, 5/1/38, Pool #889692	51,742
33,836	5.50%, 6/1/38, Pool #995018	35,207
9,749	5.50%, 9/1/38, Pool #889995	9,981
23,577	6.00%, 10/1/38, Pool #889983	25,000
136,429	5.50%, 1/1/39, Pool #AB0200	139,231
42,964	4.50%, 4/1/39, Pool #930922	42,719
35,788	3.50%, 5/1/39, Pool #MA3660	33,333
54,751	4.50%, 5/1/39, Pool #AL1472	54,391
539,221	5.00%, 6/1/39, Pool #AL7521	548,737
360,228	6.00%, 7/1/39, Pool #BF0056	379,334
25,362	5.50%, 10/1/39, Pool #AD0362	25,882
185,292	5.50%, 12/1/39, Pool #AC6680	189,078
25,783	5.50%, 12/1/39, Pool #AD0571	27,592
151,374	3.50%, 12/1/39, Pool #MA3869	140,998
66,147	3.50%, 1/1/40, Pool #MA3891	61,613
2,458,012	4.50%, 1/1/40, Pool #AC8568	2,434,501
113,725	3.50%, 2/1/40, Pool #MA3935	104,480

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$19,808	5.50%, 3/1/40, Pool #AL5304	$21,343
18,289	4.50%, 4/1/40, Pool #AD4038	18,120
156,259	6.00%, 4/1/40, Pool #AL4141	165,943
29,536	6.50%, 5/1/40, Pool #AL1704	31,261
33,760	4.50%, 7/1/40, Pool #AB1226	33,436
43,943	4.50%, 7/1/40, Pool #AD7127	42,948
17,407	6.00%, 9/1/40, Pool #AE0823	18,109
2,680,000	Class CY , Series 2010-1364.00%, 12/25/40	2,553,223
18,703	4.00%, 1/1/41, Pool #AL7167	17,929
2,789,593	Class ZA , Series 2011-84.00%, 2/25/41	2,671,913
39,443	6.00%, 6/1/41, Pool #AL4142	41,876
14,666	4.50%, 7/1/41, Pool #AB3314	14,531
257,792	5.00%, 7/1/41, Pool #AL7524	265,182
464,210	5.50%, 9/1/41, Pool #AL8430	480,842
26,703	4.50%, 9/1/41, Pool #AI8961	26,468
14,811,736	1.50%, 11/1/41, Pool #FS0316	12,034,710
2,371,809	2.00%, 12/1/41, Pool #MA4501	1,995,769
7,534,020	1.50%, 12/1/41, Pool #MA4500	6,121,392
136,019	3.50%, 1/1/42, Pool #AW8154	125,697
581,329	4.00%, 1/1/42, Pool #AB4307	563,714
599,272	2.00%, 2/1/42, Pool #MA4540	508,153
5,783,853	2.00%, 3/1/42, Pool #MA4570	4,904,065
892,580	2.00%, 3/1/42, Pool #MA4586	756,779
23,232	3.50%, 4/1/42, Pool #AK7510	22,145
54,842	3.50%, 4/1/42, Pool #AO0777	49,928
10,037	3.50%, 5/1/42, Pool #AO2881	9,567
117,402	4.00%, 5/1/42, Pool #AO2961	113,401
30,588	4.00%, 5/1/42, Pool #A02114	29,553
9,248	3.50%, 6/1/42, Pool #AO3048	8,816
11,345	3.50%, 6/1/42, Pool #AK9225	10,817
25,034	3.50%, 7/1/42, Pool #AO9707	23,866
117,539	4.50%, 9/1/42, Pool #AL2482	115,857
695,318	4.50%, 1/1/43, Pool #AL8206	686,453
64,547	3.00%, 3/1/43, Pool #AR9218	56,877
43,697	3.00%, 3/1/43, Pool #AR7568	39,409
55,059	3.00%, 3/1/43, Pool #AR7576	48,462
22,688	3.00%, 4/1/43, Pool #AT2037	20,460
87,592	3.00%, 4/1/43, Pool #AT2040	77,195
58,741	3.00%, 4/1/43, Pool #AT2043	51,719
57,665	3.00%, 4/1/43, Pool #AB8923	50,830
52,004	3.00%, 4/1/43, Pool #AB8924	45,797
66,789	3.00%, 4/1/43, Pool #AR8630	58,848
646	3.50%, 4/1/43, Pool #CA1530	599
7,449	3.00%, 6/1/43, Pool #AB9564	6,826
468,108	5.00%, 12/1/43, Pool #AL7777	477,901
240,889	5.00%, 11/1/44, Pool #AL8878	242,990
603,355	3.50%, 2/1/45, Pool #FM5294	561,097
195,309	3.50%, 2/1/45, Pool #BM1100	183,772
140,189	5.00%, 6/1/45, Pool #BM3784	142,698
98,095	4.50%, 9/1/45, Pool #AL7936	98,631
2,679,612	3.50%, 9/1/45, Pool #FM3224	2,496,621
56,861	4.50%, 11/1/45, Pool #AL9501	57,841
2,989	4.50%, 11/1/45, Pool #AS6233	2,914
5,676,987	3.50%, 11/1/45, Pool #FM6411	5,299,290
135,088	4.50%, 12/1/45, Pool #BM1756	131,825
14,447	3.00%, 6/1/46, Pool #AS7365	12,916

See accompanying notes to the financial statements.

23

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$966,238	3.50%, 7/1/46, Pool #BA7748	$902,307
321,254	4.50%, 7/1/46, Pool #BM3053	329,146
409,037	4.50%, 7/1/46, Pool #BM1920	413,287
18,178	3.00%, 8/1/46, Pool #AL9031	16,420
582,578	Class UF , Series 2016-484.79%(US0001M+40bps), 8/25/46	577,786
974,472	3.00%, 9/1/46, Pool #BD1469	863,955
114,399	3.00%, 11/1/46, Pool #BD9643	103,039
147,940	3.00%, 11/1/46, Pool #BD9645	130,610
287,244	3.00%, 11/1/46, Pool #BD9644	258,717
958,347	3.00%, 12/1/46, Pool #AS8486	849,756
232,035	3.50%, 12/1/46, Pool #BE2103	215,055
366,096	3.50%, 2/1/47, Pool #BE1534	336,587
836,281	3.50%, 2/1/47, Pool #AL9920	775,221
72,057	3.50%, 3/1/47, Pool #BH0158	66,245
356,691	3.50%, 5/1/47, Pool #BM1174	335,827
500,298	3.50%, 5/1/47, Pool #BD2417	460,113
285,263	4.00%, 5/1/47, Pool #BH0398	274,761
179,081	3.50%, 5/1/47, Pool #BE9375	164,638
134,694	3.50%, 6/1/47, Pool #BH0567	123,850
223,473	4.00%, 7/1/47, Pool #BH3401	215,200
318,430	4.00%, 8/1/47, Pool #BM1619	306,637
21,252	4.00%, 9/1/47, Pool #MA3121	20,349
160,100	4.50%, 10/1/47, Pool #BM3052	159,297
662,832	3.50%, 11/1/47, Pool #MA3182	615,259
194,606	4.50%, 12/1/47, Pool #BH7067	192,072
399,918	3.50%, 1/1/48, Pool #MA3238	371,207
1,410,997	3.50%, 1/1/48, Pool #FM5293	1,317,740
68,791	4.00%, 2/1/48, Pool #BJ9057	66,134
305,707	3.50%, 2/1/48, Pool #BH9277	283,350
76,852	4.00%, 2/1/48, Pool #BJ9058	74,228
393,345	3.50%, 3/1/48, Pool #BJ4916	364,491
203,117	3.50%, 3/1/48, Pool #BJ0648	188,268
129,468	3.50%, 3/1/48, Pool #BK1958	120,002
38,345	4.00%, 4/1/48, Pool # MA3333	36,639
239,405	3.50%, 4/1/48, Pool #FM5295	225,431
3,619,821	4.50%, 4/1/48, Pool #FM7783	3,515,563
155,055	4.50%, 4/1/48, Pool #BM3846	154,130
13,858	3.50%, 5/1/48, Pool #MA3356	12,843
43,161	4.00%, 5/1/48, Pool #CA2708	41,242
2,102,125	4.50%, 5/1/48, Pool #CA1704	2,070,986
31,508	4.00%, 6/1/48, Pool # MA3384	30,107
171,308	5.00%, 6/1/48, Pool #CA2317	170,665
31,707	4.00%, 7/1/48, Pool #MA3415	30,296
14,680	4.50%, 7/1/48, Pool #BK4471	14,461
75,267	4.50%, 7/1/48, Pool #BK6113	74,816
706,214	5.00%, 9/1/48, Pool #MA3472	703,566
134,686	5.00%, 10/1/48, Pool #BK7881	134,181
92,336	4.00%, 10/1/48, Pool #CA2469	87,921
51,866	5.00%, 10/1/48, Pool #MA3501	51,671
9,095	3.50%, 11/1/48, Pool #FM1543	8,450
93,572	5.00%, 11/1/48, Pool #MA3527	93,222
30,541	5.00%, 12/1/48, Pool #BN4404	30,498
99,282	5.00%, 1/1/49, Pool #BN3949	98,910
1,314,637	4.00%, 1/1/49, Pool #FM5296	1,272,926
28,531	5.00%, 1/1/49, Pool #BN4430	28,490

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$282,580	3.50%, 6/1/49, Pool #FM5315	$262,569
837,258	4.00%, 9/1/49, Pool #FM3665	797,280
665,041	3.50%, 12/1/49, Pool #MA3210	617,301
4,948,704	3.00%, 3/1/50, Pool #FM5290	4,444,982
386,175	4.00%, 3/1/50, Pool #CA5368	366,203
346,078	4.00%, 5/1/50, Pool #FM7973	330,639
479,171	4.00%, 6/1/50, Pool #CA6106	456,169
3,086,808	2.50%, 7/1/50, Pool #CA6343	2,667,534
3,068,533	2.50%, 7/1/50, Pool #CA6341	2,651,802
3,027,317	2.50%, 7/1/50, Pool #CA6342	2,616,324
1,792,627	2.50%, 7/1/50, Pool #CA6359	1,563,546
1,849,252	3.00%, 8/1/50, Pool #FM5292	1,653,908
286,902	4.00%, 8/1/50, Pool #FM7703	273,661
3,575,934	2.50%, 8/1/50, Pool #CA6577	3,090,317
2,926,358	2.50%, 8/1/50, Pool #CA6636	2,529,271
907,777	2.50%, 8/1/50, Pool #CA6711	784,309
1,268,541	2.00%, 9/1/50, Pool #MA4119	1,040,341
394,372	2.00%, 9/1/50, Pool #BQ0697	323,424
2,283,198	2.00%, 10/1/50, Pool #MA4158	1,872,419
2,060,755	1.50%, 10/1/50, Pool #MA4157	1,582,344
585,803	2.50%, 11/1/50, Pool #FM4874	510,972
328,427	2.00%, 11/1/50, Pool #BQ6334	270,287
2,052,448	2.50%, 11/1/50, Pool #CA7597	1,789,977
1,787,256	1.50%, 11/1/50, Pool #MA4181	1,372,338
445,622	2.00%, 12/1/50, Pool #FM5305	370,319
1,398,534	2.00%, 12/1/50, Pool #FM5176	1,157,049
528,984	2.50%, 1/1/51, Pool #CA8592	457,062
1,747,854	4.00%, 1/1/51, Pool #FM7031	1,664,041
15,091,064	3.50%, 1/1/51, Pool #FM7599	13,845,487
2,801,276	2.00%, 2/1/51, Pool #BR1615	2,292,636
1,483,428	2.50%, 2/1/51, Pool #CA9038	1,270,417
182,971	2.50%, 3/1/51, Pool #BR4654	156,682
1,927,881	4.00%, 3/1/51, Pool #FM7460	1,830,621
2,387,801	1.50%, 3/1/51, Pool #MA4280	1,833,262
509,683	2.00%, 3/1/51, Pool #BN9004	422,023
908,112	2.00%, 3/1/51, Pool #BN8997	752,293
229,838	2.50%, 4/1/51, Pool #BR8896	196,851
849,130	2.00%, 4/1/51, Pool #BR7802	703,424
323,632	2.00%, 4/1/51, Pool #FS0599	268,913
1,292,806	2.00%, 4/1/51, Pool #FM6863	1,074,692
133,430	2.50%, 4/1/51, Pool #BR8283	114,279
690,283	2.00%, 4/1/51, Pool #BR7241	571,777
72,391	2.50%, 5/1/51, Pool #BR8296	61,969
123,205	2.50%, 5/1/51, Pool #BR8915	105,463
2,196,830	2.50%, 5/1/51, Pool #CB0383	1,883,424
4,752,989	4.00%, 5/1/51, Pool #FS1463	4,533,499
6,432,895	3.00%, 6/1/51, Pool #CB0848	5,691,819
205,157	2.50%, 7/1/51, Pool #BP3574	175,662
9,060,657	2.00%, 8/1/51, Pool #CB1310	7,414,790
10,734,729	2.00%, 8/1/51, Pool #CB1309	8,784,973
472,620	2.00%, 10/1/51, Pool #MA4465	386,795
71,593	2.50%, 10/1/51, Pool #BT8452	60,837
743,584	2.50%, 10/1/51, Pool #CB1806	638,860
1,104,473	2.00%, 11/1/51, Pool #FM9452	910,745
2,704,526	3.00%, 11/1/51, Pool #CB2165	2,402,008
3,142,048	2.00%, 11/1/51, Pool #FS1334	2,571,270

See accompanying notes to the financial statements.

24

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$2,278,273	2.00%, 11/1/51, Pool #FM9538	$1,879,548
1,255,101	2.00%, 11/1/51, Pool #CB2139	1,036,973
2,568,248	2.00%, 11/1/51, Pool #CB2054	2,121,705
991,530	2.50%, 11/1/51, Pool #FS0026	854,026
2,377,260	2.00%, 11/1/51, Pool #CB2079	1,941,748
6,747,469	2.00%, 12/1/51, Pool #MA4492	5,522,173
1,210,979	3.00%, 12/1/51, Pool #CB2418	1,078,739
319,226	2.00%, 12/1/51, Pool #FS0598	264,338
1,628,524	2.00%, 12/1/51, Pool #FS0211	1,336,957
1,622,542	2.00%, 12/1/51, Pool #FS0212	1,336,524
566,771	2.50%, 12/1/51, Pool #CB2372	486,957
720,686	2.00%, 12/1/51, Pool #FM9730	595,209
1,076,708	2.00%, 12/1/51, Pool #FM9925	890,505
1,990,673	2.00%, 1/1/52, Pool #FS0497	1,641,630
1,291,734	2.00%, 1/1/52, Pool #FS0290	1,065,589
2,734,520	2.50%, 1/1/52, Pool #FS0378	2,384,147
1,864,697	2.50%, 1/1/52, Pool #FS0193	1,597,566
3,678,931	2.50%, 1/1/52, Pool #CB2622	3,159,650
1,144,129	2.50%, 1/1/52, Pool #CB2633	986,274
2,436,652	2.50%, 1/1/52, Pool #CB2621	2,094,248
823,358	2.00%, 1/1/52, Pool #FS1406	673,689
2,008,324	2.50%, 1/1/52, Pool #CB2620	1,727,924
2,437,868	2.50%, 1/1/52, Pool #FS0208	2,093,799
1,485,411	2.00%, 1/1/52, Pool #CB2601	1,225,266
3,040,166	2.50%, 1/1/52, Pool #FS0209	2,606,256
1,745,633	2.00%, 2/1/52, Pool #CB2837	1,428,448
766,308	2.00%, 2/1/52, Pool #CB2836	627,579
33,463,207	2.00%, 2/1/52, Pool #FS2040	27,370,695
2,467,149	2.50%, 2/1/52, Pool #CB2856	2,106,496
405,958	2.50%, 2/1/52, Pool #CB2863	347,925
3,876,005	2.00%, 2/1/52, Pool #CB2838	3,169,268
919,253	2.00%, 2/1/52, Pool #FS0646	752,169
582,718	2.50%, 2/1/52, Pool #CB2854	498,664
2,077,892	2.50%, 2/1/52, Pool #CB2855	1,776,167
2,373,772	2.00%, 3/1/52, Pool #CB3101	1,941,054
1,653,767	2.00%, 3/1/52, Pool #CB3105	1,353,295
304,544	3.00%, 3/1/52, Pool #CB3115	269,069
950,115	2.50%, 3/1/52, Pool #FS1661	822,910
4,352,773	2.00%, 3/1/52, Pool #CB3102	3,557,877
870,453	3.00%, 4/1/52, Pool #FS1520	769,971
866,846	4.00%, 4/1/52, Pool #FS1267	822,347
650,665	3.50%, 5/1/52, Pool #BV8545	597,933
4,662,972	4.00%, 5/1/52, Pool #FS1133	4,439,263
1,380,489	3.00%, 5/1/52, Pool #FS1522	1,218,898
648,267	3.50%, 7/1/52, Pool #FS2812	594,873
498,854	4.50%, 7/1/52, Pool #MA4656	481,881
468,736	3.50%, 8/1/52, Pool #CB4324	430,733
487,961	3.50%, 9/1/52, Pool #CB4661	444,989
393,611	3.50%, 9/1/52, Pool #CB4660	359,581
299,827	3.50%, 9/1/52, Pool #CB4658	276,386
102,082	3.50%, 9/1/52, Pool #CB4657	94,224
2,713,000	2.50%, 1/25/53, TBA	2,487,482
10,150,000	5.00%, 1/25/53, TBA	10,008,852
5,700,000	4.50%, 2/25/53, TBA	5,501,613
2,500,000	5.00%, 2/25/53, TBA	2,463,672

		344,496,245

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Government National Mortgage Association (6.1%):
$9,025	4.50%, 9/15/33, Pool #615516	$9,072
32,373	5.00%, 12/15/33, Pool #783571	33,344
10,169	6.50%, 8/20/38, Pool #4223	10,973
7,802	6.50%, 10/15/38, Pool #673213	7,865
5,799	6.50%, 11/20/38, Pool #4292	6,257
10,527	6.50%, 12/15/38, Pool #782510	10,824
112,602	5.00%, 1/15/39, Pool #782557	114,774
70,309	5.00%, 4/15/39, Pool #782619	72,425
53,408	5.00%, 4/15/39, Pool #711939	55,018
6,895	4.00%, 4/20/39, Pool #4422	6,754
6,719	5.00%, 6/15/39, Pool #782696	6,921
23,441	4.00%, 7/20/39, Pool #4494	22,959
40,491	5.00%, 10/20/39, Pool #4559	41,882
4,490	4.50%, 12/20/39, Pool #G24598	4,509
11,442	4.50%, 1/15/40, Pool #728627	11,519
5,490	4.50%, 1/20/40, Pool #4617	5,512
4,492	4.50%, 2/20/40, Pool #G24636	4,615
31,687	5.00%, 5/15/40, Pool #782958	32,637
287	4.50%, 5/20/40, Pool #G24696	287
19,591	5.00%, 6/15/40, Pool #697862	20,553
206,536	4.50%, 7/15/40, Pool #733795	207,920
27,388	4.50%, 7/15/40, Pool #745793	27,442
11,163	4.50%, 7/20/40, Pool #4746	11,164
20,422	4.50%, 8/20/40, Pool #4771	20,425
13,154	4.50%, 9/20/40, Pool #748948	13,223
6,143	4.00%, 9/20/40, Pool #G24800	5,975
45,347	4.50%, 10/15/40, Pool #783609	45,304
20,663	4.50%, 10/20/40, Pool #4834	20,666
161,372	4.00%, 10/20/40, Pool #G24833	156,961
300,721	4.00%, 11/20/40, Pool #4853	298,068
147,862	4.00%, 12/20/40, Pool #G24882	143,820
80,758	4.00%, 1/15/41, Pool #759138	78,447
132,891	4.00%, 1/20/41, Pool #4922	129,258
12,876	4.50%, 2/15/41, Pool #738019	12,887
569,439	4.00%, 2/20/41, Pool #742887	545,347
2,281	4.00%, 2/20/41, Pool #4945	2,219
44,647	4.00%, 3/15/41, Pool #762838	43,369
3,340	5.00%, 4/20/41, Pool #5018	3,410
52,565	4.50%, 6/20/41, Pool #783590	52,215
7,219	5.00%, 6/20/41, Pool #5083	7,371
3,842	5.00%, 7/20/41, Pool #5116	3,923
124,513	4.00%, 7/20/41, Pool #742895	119,231
123,387	4.50%, 7/20/41, Pool #5115	127,955
36,611	4.50%, 7/20/41, Pool #783584	36,367
16,065	4.50%, 7/20/41, Pool #754367	16,173
37,588	4.50%, 11/15/41, Pool #783610	37,842
106,736	3.50%, 1/15/42, Pool #553461	101,298
146,598	4.00%, 4/20/42, Pool #MA0023	142,592
63,935	5.00%, 7/20/42, Pool #MA0223	65,913
149,289	3.50%, 4/15/43, Pool #AD2334	145,520
281,035	3.50%, 4/20/43, Pool #MA0934	268,021
158,947	3.50%, 5/20/43, Pool #MA1012	151,587
13,671	4.00%, 7/20/43, Pool #MA1158	13,297
545,397	4.50%, 6/20/44, Pool #MA1997	547,649
804	4.00%, 8/20/44, Pool #AI4166	765
10,085	4.00%, 8/20/44, Pool #AJ2723	9,577

See accompanying notes to the financial statements.

25

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Government National Mortgage Association, continued
$442,055	4.00%, 8/20/44, Pool #MA2149	$429,980
14,672	4.00%, 8/20/44, Pool #AI4167	13,929
10,916	4.00%, 8/20/44, Pool #AJ4687	10,365
257,804	5.00%, 12/20/44, Pool #MA2448	263,269
21,296	3.00%, 12/20/44, Pool #MA2444	19,515
250,039	3.00%, 2/15/45, Pool #784439	222,271
1,127,156	3.50%, 5/20/45, Pool #MA2826	1,057,312
153,084	5.00%, 12/20/45, Pool #MA3313	155,699
5,695,262	3.50%, 3/20/46, Pool #MA3521	5,325,957
1,093,192	3.50%, 5/20/46, Pool #MA3663	1,022,283
365,467	3.50%, 7/20/46, Pool #MA3803	341,764
1,482,360	3.50%, 9/20/46, Pool #MA3937	1,386,237
96,390	3.50%, 10/20/46, Pool #AX4345	91,858
146,060	3.50%, 10/20/46, Pool #AX4344	137,391
10,054	4.00%, 10/20/46, Pool #AQ0542	9,747
72,454	3.50%, 10/20/46, Pool #AX4342	67,895
56,237	3.50%, 10/20/46, Pool #AX4343	52,103
65,525	3.50%, 10/20/46, Pool #AX4341	61,283
79,517	4.50%, 3/15/47, Pool #AZ8560	80,229
64,044	4.50%, 4/15/47, Pool #AZ8597	64,614
116,567	4.50%, 4/15/47, Pool #AZ8596	115,094
65,770	4.50%, 5/15/47, Pool #BA7888	64,941
1,416,161	4.00%, 6/20/47, Pool #MA4511	1,366,635
15,370	4.00%, 9/15/47, Pool #BC5919	14,787
17,470	4.00%, 10/15/47, Pool #BE1031	16,805
15,903	4.00%, 10/15/47, Pool #BD3187	15,300
16,968	4.00%, 11/15/47, Pool #BE1030	16,323
1,101,904	4.00%, 11/20/47, Pool #MA4838	1,063,394
20,267	4.00%, 12/15/47, Pool #BE4664	19,494
539,365	4.00%, 12/20/47, Pool #MA4901	520,509
17,529	4.00%, 1/15/48, Pool #BE0204	16,680
22,898	4.00%, 1/15/48, Pool #BE0143	22,028
247,709	4.50%, 9/20/48, Pool #BD0560	245,361
451,948	4.50%, 3/20/49, Pool #MA5818	445,485
19,155	4.50%, 4/20/49, Pool #MA5877	18,881
203,983	4.50%, 5/20/49, Pool #MA5932	201,065
376,204	4.50%, 4/20/50, Pool #MA6602	367,110
627,831	3.00%, 4/20/50, Pool #MA6599	563,488
288,393	4.00%, 5/20/50, Pool #MA6658	277,615
80,288	3.00%, 5/20/50, Pool #MA6656	72,402
6,039,786	2.00%, 8/20/50, Pool #MA6818	5,065,891
1,452,323	3.00%, 10/20/50, Pool #MA6932	1,303,467
5,627,695	2.00%, 11/20/50, Pool #MA6994	4,751,383
5,662,000	5.00%, 1/20/51, TBA	5,609,803
3,124,700	3.00%, 1/20/51, TBA	2,785,377
1,316,427	3.00%, 1/20/51, Pool #MA7137	1,177,721
13,235,188	2.00%, 1/20/51, Pool #MA7135	11,100,145
2,007,281	2.00%, 2/20/51, Pool #MA7192	1,683,489
6,001,403	2.50%, 4/20/51, Pool #MA7312	5,233,790
6,847,591	3.00%, 6/20/51, Pool #MA7419	6,107,155
8,802,401	3.00%, 8/20/51, Pool #MA7535	7,875,637
6,201,983	2.50%, 10/20/51, Pool #MA7649	5,388,975
2,206,833	3.00%, 12/20/51, Pool #MA7768	1,974,248
11,761,318	2.50%, 12/20/51, Pool #MA7767	10,224,296
92,430	3.00%, 1/20/52, Pool #MA7828	82,419
2,396,005	2.50%, 5/20/52, Pool #MA8042	2,080,286

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Government National Mortgage Association, continued
$7,994,297	2.50%, 6/20/52, Pool #MA8097	$6,941,255
4,507,308	2.50%, 7/20/52, Pool #MA8147	3,910,446
249,025	2.50%, 8/20/52, Pool #MA8197	216,239
6,632,300	2.00%, 1/20/53, TBA	5,561,805
5,618,000	4.50%, 1/20/53, TBA	5,457,360
6,501,000	4.00%, 1/20/53, TBA	6,160,713
7,974,797	3.50%, 1/20/53, TBA	7,331,829

		128,372,728

Federal Home Loan Mortgage Corporation (9.1%):
3,339,862	Class A2 , Series KC023.37%, 7/25/25, Callable 8/25/25 @ 100.00	3,227,551
78,664	3.00%, 9/1/27, Pool #U70060	75,075
44,007	3.00%, 7/1/28, Pool #U79018	41,501
591,000	4.93%, 9/15/29(c)	442,639
4,510,000	Class XFX , Series KL061.36%, 12/25/29, Callable 9/25/29 @ 100.00	335,484
19,975	3.00%, 1/1/30, Pool #V60696	18,956
24,475	3.00%, 1/1/30, Pool #V60724	23,306
42,869	2.50%, 3/1/30, Pool #V60770	40,076
100,931	2.50%, 5/1/30, Pool #J31728	94,474
88,482	3.00%, 5/1/30, Pool #J31689	85,415
48,564	2.50%, 5/1/30, Pool #J31418	46,285
64,932	2.50%, 5/1/30, Pool #V60796	60,689
174,705	3.00%, 6/1/30, Pool #V60840	166,255
83,732	3.00%, 7/1/30, Pool #G15520	78,956
16,504	2.50%, 7/1/30, Pool #J32204	15,421
3,815	2.50%, 7/1/30, Pool #J32491	3,573
4,715	2.50%, 7/1/30, Pool #V60905	4,406
15,251	2.50%, 7/1/30, Pool #J32209	14,540
11,706	3.00%, 7/1/30, Pool #J32181	11,299
10,867	3.00%, 8/1/30, Pool #J32436	10,252
60,498	2.50%, 8/1/30, Pool #V60902	57,606
18,364	3.00%, 8/1/30, Pool #V60909	17,477
71,902	2.50%, 8/1/30, Pool #V60886	68,456
57,272	2.50%, 9/1/30, Pool #V60903	53,538
181,423	2.50%, 9/1/30, Pool #V60904	169,546
7,227,133	Class X1 , Series K1211.02%, 10/25/30, Callable 12/25/30 @ 100.00	419,444
197,000	5.21%, 3/15/31(c)	137,415
190,000	6.75%, 3/15/31	222,421
316,486	2.50%, 4/1/31, Pool #G16186	294,440
570,000	Class A2 , Series K1422.40%, 3/25/32, Callable 3/25/32 @ 100.00	479,424
2,300,000	Class A2 , Series K1442.45%, 4/25/32, Callable 5/25/32 @ 100.00	1,939,997
5,130,000	Class A2 , Series K1452.58%, 5/25/32, Callable 6/25/32 @ 100.00	4,372,012
1,740,000	Class A2 , Series K1462.92%, 6/25/32, Callable 7/25/32 @ 100.00	1,525,432
6,407	3.00%, 10/1/32, Pool #J37706	6,054
8,652	3.00%, 11/1/32, Pool #J37835	8,177
1,480,000	Class A2 , Series K-1523.78%, 11/25/32, Callable 11/25/32 @ 100.00	1,395,049
6,202	3.00%, 12/1/32, Pool #J38060	5,862
2,164,746	2.50%, 4/1/33, Pool #ZS8087	2,001,106
105,938	3.50%, 1/1/34, Pool #ZS9068	96,607

See accompanying notes to the financial statements.

26

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation, continued
$64,982	5.50%, 2/1/35, Pool #G04692	$65,601
398,474	3.50%, 5/1/35, Pool #SC0063	378,686
1,550,000	1.46%, 8/17/35, Callable 8/17/23 @ 100.00	1,051,887
1,226,397	2.00%, 2/1/36, Pool #SB8507	1,100,210
3,155,000	1.72%, 9/22/36, Callable 3/22/23 @ 100.00	2,146,706
45,069	3.00%, 9/1/37, Pool #ZA2471	41,118
928,560	3.00%, 6/1/38, Pool #SC0111	858,277
104,284	6.00%, 4/1/39, Pool #G07613	113,309
15,253	4.50%, 12/1/39, Pool #A90196	15,159
469,399	3.50%, 1/1/40, Pool #RB5028	437,164
59,023	3.50%, 2/1/40, Pool #RB5034	54,222
15,579	4.50%, 7/1/40, Pool #A93010	15,430
16,686	4.00%, 8/1/40, Pool #A93534	16,216
321,521	4.50%, 9/1/40, Pool #A93700	319,977
113,310	4.00%, 9/1/40, Pool #A93851	108,466
22,737	4.00%, 10/1/40, Pool #A95923	22,107
15,263	4.00%, 11/1/40, Pool #A95144	14,838
15,994	4.00%, 11/1/40, Pool #A94977	15,548
16,140	4.00%, 11/1/40, Pool #A94779	15,690
1,045	4.00%, 4/1/41, Pool #Q00093	1,017
40,832	4.50%, 5/1/41, Pool #Q00959	40,518
34,665	4.50%, 5/1/41, Pool #Q00804	34,398
229,068	Class FL , Series 42484.77%(US0001M+45bps), 5/15/41	228,130
254,181	5.50%, 6/1/41, Pool #G07553	257,731
18,259	4.00%, 10/1/41, Pool #Q03841	17,734
26,187	4.00%, 10/1/41, Pool #Q04022	25,436
53,785	5.00%, 10/1/41, Pool #G07642	54,478
365,831	2.00%, 2/1/42, Pool #RB5145	310,192
1,916,531	2.00%, 3/1/42, Pool #RB5148	1,625,021
125,067	3.50%, 4/1/42, Pool #Q07417	117,188
380,587	2.00%, 4/1/42, Pool #RB5153	322,698
138,873	3.50%, 4/1/42, Pool #C03811	130,782
11,968	3.50%, 5/1/42, Pool #Q08239	11,281
4,075	3.50%, 5/1/42, Pool #Q08306	3,841
17,699	3.50%, 8/1/42, Pool #Q12162	16,582
108,158	3.50%, 8/1/42, Pool #G07106	101,359
6,910	3.50%, 10/1/42, Pool #Q11909	6,473
168,400	3.00%, 1/1/43, Pool #Q14866	156,076
66,635	3.00%, 3/1/43, Pool #Q16403	60,035
130,005	3.00%, 3/1/43, Pool #Q16673	117,084
73,545	3.50%, 6/1/43, Pool #Q18718	68,091
119,241	3.50%, 7/1/43, Pool #Q20206	109,327
49,349	4.00%, 9/1/43, Pool #Q21579	47,887
126,922	4.50%, 12/1/43, Pool #Q23779	124,472
95,284	4.50%, 12/1/43, Pool #G60018	92,930
13,266	3.50%, 1/1/44, Pool #Q24368	12,159
1,029,600	Class XZ , Series 43164.50%, 3/15/44	1,021,802
55,983	4.00%, 4/1/44, Pool #Q25643	53,864
559,789	3.50%, 4/1/44, Pool #G07848	520,169
985,954	Class ZX , Series 43524.00%, 4/15/44	943,883
13,509	3.50%, 5/1/44, Pool #Q26218	12,763
67,339	3.50%, 6/1/44, Pool #Q28764	63,093
1,839,886	3.00%, 6/1/44, Pool #SD0498	1,688,480
47,292	4.00%, 7/1/44, Pool #G60901	45,636
12,483	3.50%, 7/1/44, Pool #Q27319	11,792

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation, continued
$20,912	3.50%, 9/1/44, Pool #Q28604	$19,754
1,908,057	3.50%, 9/1/44, Pool #SD0481	1,784,928
2,111,597	4.00%, 1/1/45, Pool #SD0490	2,046,620
1,850,876	4.00%, 1/1/45, Pool #SD0478	1,788,893
15,170	4.00%, 2/1/45, Pool #Q31338	14,760
7,016	4.00%, 2/1/45, Pool #Q31128	6,825
2,812,449	4.00%, 9/1/45, Pool #SD0507	2,742,638
14,510	3.50%, 9/1/45, Pool #Q36302	13,779
20,421	4.00%, 12/1/45, Pool #Q37955	19,870
17,132	4.00%, 12/1/45, Pool #Q37957	16,650
1,291,607	3.50%, 3/1/46, Pool #SD0485	1,208,487
404,148	Class FB , Series 46064.82%(US0001M+50bps), 8/15/46	400,242
230,336	3.00%, 9/1/46, Pool #G60718	203,144
572,850	3.00%, 9/1/46, Pool #Q42979	506,033
241,615	3.50%, 9/1/46, Pool #SD0486	225,696
246,750	3.00%, 12/1/46, Pool #Q45064	217,567
796,234	3.00%, 12/1/46, Pool #V82781	720,144
66,634	3.00%, 12/1/46, Pool #Q45083	60,271
136,151	3.00%, 12/1/46, Pool #Q45080	120,754
659,442	3.00%, 2/1/47, Pool #SD0496	596,985
380,684	3.50%, 3/1/47, Pool #G60968	371,067
681,788	4.00%, 7/1/47, Pool #SD0504	656,399
868,462	4.50%, 7/1/47, Pool #G61047	856,599
362,367	3.50%, 10/1/47, Pool #G61178	341,248
449,898	3.50%, 12/1/47, Pool #G61208	423,730
401,642	3.50%, 1/1/48, Pool #ZS4751	372,450
92,795	3.50%, 1/1/48, Pool #Q53648	86,996
60,637	3.50%, 1/1/48, Pool #Q53630	57,105
408,368	3.50%, 2/1/48, Pool #ZT1353	379,161
618,843	4.00%, 4/1/48, Pool #SD0489	600,226
2,954,573	4.00%, 8/1/48, Pool #SD0492	2,862,088
990,702	4.50%, 8/1/48, Pool #G67715	988,161
2,317,725	4.00%, 5/1/49, Pool #SD0488	2,227,251
13,608	3.00%, 7/1/50, Pool #QB1488	12,210
526,424	2.50%, 7/1/50, Pool #QB1193	453,159
12,575	3.00%, 7/1/50, Pool #QB1158	11,367
29,641	3.00%, 7/1/50, Pool #QB1486	26,605
108,534	3.00%, 7/1/50, Pool #QB1479	97,394
785,748	1.50%, 8/1/50, Pool #RA3217	603,417
821,956	3.00%, 8/1/50, Pool #RA3313	725,618
86,732	3.00%, 8/1/50, Pool #QB2339	77,863
842,658	3.00%, 8/1/50, Pool #RA3282	745,692
282,906	2.00%, 8/1/50, Pool #QB2296	234,170
5,640,416	3.00%, 9/1/50, Pool #SD0592	5,085,219
1,967,893	1.50%, 10/1/50, Pool #SD8082	1,511,105
630,669	2.00%, 11/1/50, Pool #SD7528	524,286
1,089,324	3.00%, 12/1/50, Pool #SD0519	974,998
920,830	4.00%, 12/1/50, Pool #SD0520	888,293
3,950,614	2.50%, 2/1/51, Pool #SD7534	3,445,713
5,483,585	2.00%, 3/1/51, Pool #SD8134	4,488,286
2,079,084	2.00%, 4/1/51, Pool #SD7539	1,721,907
8,773,903	2.50%, 5/1/51, Pool #RA5077	7,558,839
2,479,092	2.50%, 5/1/51, Pool #SD0702	2,140,372
1,128,154	2.00%, 5/1/51, Pool #SD7541	934,379
3,636,210	2.00%, 7/1/51, Pool #SD0716	3,029,538

See accompanying notes to the financial statements.

27

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation, continued
$1,206,331	3.00%, 7/1/51, Pool #SD7544	$1,080,346
785,751	2.00%, 9/1/51, Pool #SD0730	646,754
795,830	2.00%, 9/1/51, Pool #SD8172	651,312
1,055,720	2.00%, 9/1/51, Pool #SD0732	866,672
1,048,070	3.00%, 10/1/51, Pool #RA6015	932,856
3,458,422	2.00%, 10/1/51, Pool #RA6071	2,824,836
7,685,663	2.50%, 11/1/51, Pool #SD7548	6,581,718
2,392,001	2.50%, 11/1/51, Pool #RA6397	2,070,414
4,679,173	2.50%, 12/1/51, Pool #RA6388	4,013,246
5,845,455	2.00%, 12/1/51, Pool #SD8182	4,783,809
208,472	2.00%, 12/1/51, Pool #SD0789	172,094
424,633	2.00%, 12/1/51, Pool #SD0783	350,739
1,096,368	2.00%, 12/1/51, Pool #SD0785	910,073
1,137,252	2.00%, 12/1/51, Pool #SD0786	938,244
7,303,906	2.50%, 1/1/52, Pool #SD0923	6,208,928
1,985,206	2.00%, 1/1/52, Pool #SD0894	1,653,079
2,684,094	2.00%, 1/1/52, Pool #SD0892	2,213,836
24,169,820	2.50%, 1/1/52, Pool #SD7552	20,816,670
8,293,273	2.00%, 1/1/52, Pool #SD7549	6,892,585
889,560	3.00%, 2/1/52, Pool #SD7550	796,496
1,392,255	2.00%, 2/1/52, Pool #RA6768	1,136,200
24,165,896	3.00%, 3/1/52, Pool #SD7553	21,563,628
431,819	3.50%, 6/1/52, Pool #SD1086	395,301
1,050,761	3.50%, 6/1/52, Pool #SD1053	964,291
1,137,656	3.50%, 6/1/52, Pool #SD1049	1,041,579
2,948,867	4.50%, 7/1/52, Pool #RA7506	2,846,270
469,279	4.50%, 7/1/52, Pool #SD8231	453,427
908,632	4.50%, 8/1/52, Pool #QE8252	877,377
3,502,689	3.00%, 8/1/52, Pool #SD7556	3,107,672

		189,328,632

Federal Home Loan Bank (0.3%):
3,020,000	0.92%, 2/26/27, Callable 2/26/23 @ 100.00	2,623,915
4,080,000	3.56%, 5/16/33	3,754,852

		6,378,767

Total U.S. Government Agency Mortgages (Cost $731,059,346)		668,576,372

U.S. Treasury Obligations (19.7%):
U.S. Treasury Bonds (11.2%):
2,480,000	5.38%, 2/15/31	2,725,287
14,025,000	4.75%, 2/15/37	15,379,289
10,000,000	5.00%, 5/15/37	11,212,500
12,855,000	1.13%, 8/15/40	8,050,444
35,585,000	1.88%, 2/15/41(d)	25,320,952
30,115,000	1.75%, 8/15/41	20,765,234
2,795,000	2.00%, 11/15/41	2,011,090
29,385,000	3.13%, 11/15/41(d)	25,528,219
5,045,000	2.38%, 2/15/42	3,878,344
2,325,000	4.00%, 11/15/42^	2,292,305
7,022,500	3.63%, 8/15/43	6,498,007
1,205,000	3.13%, 8/15/44	1,023,685
15,000	2.50%, 2/15/45	11,377
955,000	3.00%, 5/15/45	791,755
1,770,000	2.88%, 8/15/45	1,434,806
12,235,000	3.00%, 11/15/45	10,128,286

Principal Amount		Value
U.S. Treasury Obligations, continued
U.S. Treasury Bonds, continued
$22,700,000	2.25%, 8/15/46	$16,195,031
6,855,000	2.88%, 11/15/46	5,531,128
3,105,000	2.75%, 11/15/47	2,442,277
5,645,000	3.00%, 2/15/48	4,660,653
30,570,000	3.13%, 5/15/48(d)	25,888,969
4,055,000	3.38%, 11/15/48	3,603,248
8,700,000	3.00%, 2/15/49	7,221,000
125,000	2.88%, 5/15/49	101,328
10,975,000	1.25%, 5/15/50	5,965,941
8,590,000	1.38%, 8/15/50	4,821,137
5,954,000	1.63%, 11/15/50	3,578,912
1,102,000	1.88%, 11/15/51	704,591
629,000	2.25%, 2/15/52	441,774
2,633,000	2.88%, 5/15/52	2,129,027
6,737,000	3.00%, 8/15/52	5,610,658
9,073,000	4.00%, 11/15/52	9,170,818

		235,118,072

U.S. Treasury Notes (8.5%):
1,595,000	1.75%, 3/15/25	1,507,275
3,164,000	0.50%, 3/31/25	2,906,925
16,246,000	0.38%, 4/30/25	14,834,629
13,710,000	0.25%, 5/31/25	12,446,109
12,997,000	2.88%, 6/15/25	12,566,474
12,640,000	3.00%, 7/15/25	12,250,925
890,000	3.00%, 10/31/25	860,241
1,550,000	2.88%, 11/30/25	1,492,602
7,810,000	0.38%, 12/31/25	6,982,628
4,310,000	0.50%, 2/28/26	3,843,308
2,435,000	2.38%, 4/30/26	2,302,216
2,033,000	4.13%, 9/30/27	2,043,165
16,540,000	4.13%, 10/31/27	16,622,700
22,114,000	3.88%, 11/30/27	22,024,162
5,585,000	3.88%, 12/31/27	5,563,280
110,000	1.25%, 6/30/28	95,253
11,165,000	4.00%, 10/31/29	11,199,891
998,000	3.88%, 11/30/29	993,634
29,630,000	3.88%, 12/31/29	29,542,037
3,120,000	0.63%, 5/15/30	2,475,525
925,000	0.63%, 8/15/30	730,027
6,599,000	2.75%, 8/15/32	6,025,712
7,411,000	4.13%, 11/15/32	7,588,169

		176,896,887

Total U.S. Treasury Obligations (Cost $486,966,374)		412,014,959

Certificate of Deposit (1.3%):
26,335,000	MUFG Bank, Ltd., 4.58%, 1/27/23	26,323,676

Total Certificate of Deposit (Cost $26,335,000)		26,323,676

Shares		Value
Short-Term Security Held as Collateral for Securities on Loan (0.5%):
10,944,091	BlackRock Liquidity FedFund, Institutional Class , 1.49%(c)(e)	10,944,091

Total Short-Term Security Held as Collateral for Securities on Loan (Cost $10,944,091)		10,944,091

See accompanying notes to the financial statements.

28

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Unaffiliated Investment Company (9.3%):
Money Markets (9.3%):
194,947,943	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 3.90%(c)	$194,947,943

Total Unaffiliated Investment Company (Cost $194,947,943)		194,947,943

Total Investment Securities (Cost $2,453,808,587) — 105.8%(f)		2,209,482,748
Net other assets (liabilities) — (5.8)%		(121,613,776)

Net Assets — 100.0%		$2,087,868,972

EUR003M—3 Month EUR LIBOR

EUSA1—Euro 1 Year Swap Rate

EUSA5—Euro 5 Year Swap Rate

GO—General Obligation

H15T1Y—1 Year Treasury Constant Maturity Rate

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

SOFR—Secured Overnight Financing Rate

TBA—To Be Announced Security

US0001M—1 Month US Dollar LIBOR

US0003M—3 Month US Dollar LIBOR

^	This security or a partial position of this security was on loan as of December 31, 2022. The total value of securities on loan as of December 31, 2022 was $10,596,798.

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

†	Represents less than 0.05%.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors.

(b)

The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at December 31, 2022.

(c)	The rate represents the effective yield at December 31, 2022.

(d)	All or a portion of this security has been pledged as collateral for open derivative positions.

(e)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2022.

(f)	See Federal Tax Information listed in the Notes to the Financial Statements.

Percentages indicated are based on net assets as of December 31, 2022.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total value of investments as of December 31, 2022:

Country	Percentage

Canada	0.3%

Cayman Islands	2.3%

Chile	0.2%

China	0.4%

Columbia	0.3%

France	0.2%

Indonesia	0.2%

Ireland	0.2%

Japan	1.5%

Netherlands	0.3%

Philippines	0.2%

United Kingdom	0.6%

United States	92.2%

Uruguay	0.2%

All other countries	0.9%

100.0%

See accompanying notes to the financial statements.

29

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2022

Securities Sold Short (-2.2%):

At December 31, 2022, the Fund’s securities sold short were as follows:

Security Description	Coupon Rate	Maturity Date	Par Amount	Proceeds Received	Fair Value

U.S. Government Agency Mortgages

Federal National Mortgage Association
Federal National Mortgage Association, TBA	4.00%	1/25/53	$(3,491,800)	$(3,333,116)	$(3,281,746)
Federal National Mortgage Association, TBA	4.50%	1/25/51	(414,600)	(404,446)	(400,089)
Federal National Mortgage Association, TBA	3.00%	1/25/53	(4,700,768)	(4,132,520)	(4,133,738)
Federal National Mortgage Association, TBA	3.50%	1/25/53	(1,960,945)	(1,784,862)	(1,784,766)
Federal National Mortgage Association, TBA	3.00%	1/25/36	(454,000)	(428,924)	(425,696)
Federal National Mortgage Association, TBA	3.50%	2/25/51	(700,000)	(655,156)	(637,492)
Federal National Mortgage Association, TBA	4.00%	2/25/53	(1,500,000)	(1,443,516)	(1,410,176)
Federal National Mortgage Association, TBA	2.50%	2/25/51	(11,975,500)	(10,324,825)	(10,180,112)
Federal National Mortgage Association, TBA	2.50%	1/25/53	(457,000)	(388,271)	(388,093)
Federal National Mortgage Association, TBA	2.00%	2/25/53	(22,098,512)	(18,289,108)	(18,051,722)
Federal National Mortgage Association, TBA	2.00%	1/25/52	(658,000)	(536,707)	(536,887)
Federal National Mortgage Association, TBA	1.50%	1/25/53	(1,448,800)	(1,123,423)	(1,111,954)

Government National Mortgage Association
Government National Mortgage Association, TBA	2.50%	7/20/53	(5,389,400)	(4,680,923)	(4,675,304)

				$(47,525,797)	$(47,017,775)

Futures Contracts

At December 31, 2022, the Fund’s open futures contracts were as follows:

Short Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
30-Day Federal Funds December Futures (U.S. Dollar)	1/2/23	24	$(9,590,517)	$(1,535)
Euro Buxl 30-Year Bond March Futures (Euro)	3/8/23	10	(1,447,470)	272,585
Euro-Bobl March Futures (Euro)	3/8/23	94	(11,645,368)	357,368
Euro-Bund March Futures (Euro)	3/8/23	53	(7,540,554)	464,085
U.S. Treasury 10-Year Note March Futures (U.S. Dollar)	3/22/23	9	(1,064,531)	31,625
U.S. Treasury 30-Year Bond March Futures (U.S. Dollar)	3/22/23	116	(14,539,875)	20,697
Ultra Long Term U.S. Treasury Bond March Futures (U.S. Dollar)	3/22/23	127	(17,057,688)	13,946

				$1,158,771

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

Euro Schatz Index March Futures (Euro)	3/8/23	36	$4,061,906	$(29,124)
U.S. Treasury 2-Year Note March Futures (U.S. Dollar)	3/31/23	1,144	234,609,375	261,366
U.S. Treasury 5-Year Note March Futures (U.S. Dollar)	3/31/23	1,185	127,896,680	(123,434)

				$108,808

Total Net Futures Contracts				$1,267,579

See accompanying notes to the financial statements.

30

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2022

Forward Currency Contracts

At December 31, 2022, the Fund’s open forward currency contracts were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)

European Euro	3,601,000	U.S. Dollar	3,846,711	Natwest Capital Markets, Ltd.	3/15/23	$26,816
U.S. Dollar	102,459	European Euro	96,700	JP Morgan	3/15/23	(1,559)
U.S. Dollar	31,996,514	European Euro	29,975,000	UBS	3/15/23	(247,023)

						$(248,582)

Total Net Forward Currency Contracts						$(221,766)

Balances Reported in the Statement of Assets and Liabilities for Forward Currency Contracts

	Unrealized Appreciation	Unrealized Depreciation
Forward currency contracts	$26,816	$(248,582)

See accompanying notes to the financial statements.

31

AZL Enhanced Bond Index Fund

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investment securities, at cost	$2,453,808,587

Investment securities, at value(a)	$2,209,482,748
Cash	61,453
Interest and dividends receivable	13,084,272
Foreign currency, at value (cost $305,468)	301,481
Unrealized appreciation on forward currency contracts	26,816
Receivable for investments sold	144,261
Receivable for TBA investments sold	149,300,034
Prepaid expenses	502

Total Assets	2,372,401,567

Liabilities:
Unrealized depreciation on forward currency contracts	248,582
Payable for investments purchased	43,099,507
Payable for TBA investments purchased	181,315,939
Payable for capital shares redeemed	178,706
Payable for collateral received on loaned securities	10,944,091
Securities sold short (Proceeds received $47,525,797)	47,017,775
Payable for variation margin on futures contracts	432,371
Management fees payable	630,268
Administration fees payable	111,646
Distribution fees payable	450,193
Custodian fees payable	15,014
Administrative and compliance services fees payable	6,908
Transfer agent fees payable	1,286
Trustee fees payable	17,257
Other accrued liabilities	63,052

Total Liabilities	284,532,595

Net Assets	$2,087,868,972

Net Assets Consist of:
Paid in capital	$2,428,743,966
Total distributable earnings	(340,874,994)

Net Assets	$2,087,868,972

Shares of beneficial interest (unlimited number of shares authorized, no par value)	220,217,104
Net Asset Value (offering and redemption price per share)	$9.48

(a)	Includes securities on loan of $10,596,798.

Statement of Operations

For the Year Ended December 31, 2022

Investment Income:
Interest	$60,066,664
Dividends	1,313,286
Income from securities lending	70,209
Foreign withholding tax	(263)

Total Investment Income	61,449,896

Expenses:
Management fees	8,056,848
Administration fees	375,376
Distribution fees	5,754,904
Custodian fees	79,986
Administrative and compliance services fees	32,430
Transfer agent fees	7,875
Trustee fees	129,733
Professional fees	100,751
Shareholder reports	32,521
Other expenses	62,594

Total expenses	14,633,018

Net Investment Income/(Loss)	46,816,878

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	(144,841,769)
Net realized gains/(losses) on forward currency contracts	6,086,013
Net realized gains/(losses) on futures contracts	(3,985,123)
Net realized gains/(losses) on securities held short	3,250,619
Change in net unrealized appreciation/depreciation on securities and foreign currencies	(267,671,703)
Change in net unrealized appreciation/depreciation on forward currency contracts	475,815
Change in net unrealized appreciation/depreciation on futures contracts	1,280,812
Change in net unrealized appreciation/depreciation on securities held short	507,129

Net realized and Change in net unrealized gains/losses on investments	(404,898,207)

Change in Net Assets Resulting From Operations	$(358,081,329)

See accompanying notes to the financial statements.

32

AZL Enhanced Bond Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021

Change In Net Assets:
Operations:
Net investment income/(loss)	$46,816,878	$19,502,658
Net realized gains/(losses) on investments	(139,490,260)	15,203,675
Change in unrealized appreciation/depreciation on investments	(265,407,947)	(74,635,557)

Change in net assets resulting from operations	(358,081,329)	(39,929,224)

Distributions to Shareholders:
Distributions	(34,867,754)	(89,324,077)

Change in net assets resulting from distributions to shareholders	(34,867,754)	(89,324,077)

Capital Transactions:
Proceeds from shares issued	6,443,530	711,480,744
Proceeds from dividends reinvested	34,867,754	89,324,077
Value of shares redeemed	(250,225,785)	(63,249,445)

Change in net assets resulting from capital transactions	(208,914,501)	737,555,376

Change in net assets	(601,863,584)	608,302,075
Net Assets:
Beginning of period	2,689,732,556	2,081,430,481

End of period	$2,087,868,972	$2,689,732,556

Share Transactions:
Shares issued	632,822	61,577,341
Dividends reinvested	3,733,164	7,989,631
Shares redeemed	(24,963,335)	(5,508,649)

Change in shares	(20,597,349)	64,058,323

See accompanying notes to the financial statements.

33

AZL Enhanced Bond Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated. Does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.)

	Year Ended December 31,
	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Period	$11.17	$11.78	$11.21	$10.59	$10.89

Investment Activities:
Net Investment Income/(Loss)	0.20 (a)	0.09 (a)	0.17 (a)	0.25 (a)	0.28
Net Realized and Unrealized Gains/(Losses) on Investments	(1.73)	(0.32)	0.67	0.64	(0.35)

Total from Investment Activities	(1.53)	(0.23)	0.84	0.89	(0.07)

Distributions to Shareholders From:
Net Investment Income	(0.15)	(0.09)	(0.27)	(0.27)	(0.23)
Net Realized Gains	(0.01)	(0.29)	—	—	—

Total Dividends	(0.16)	(0.38)	(0.27)	(0.27)	(0.23)

Net Asset Value, End of Period	$9.48	$11.17	$11.78	$11.21	$10.59

Total Return(b)	(13.68)%	(1.94)%	7.53%	8.38%	(0.58)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$2,087,869	$2,689,733	$2,081,430	$2,239,557	$1,936,318
Net Investment Income/(Loss)	2.03%	0.80%	1.45%	2.28%	2.41%
Expenses Before Reductions(c)	0.64%	0.66%	0.66%	0.65%	0.65%
Expenses Net of Reductions	0.64%	0.66%	0.66%	0.65%	0.65%
Portfolio Turnover Rate	133%	137%	140%	119%	144%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

34

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2022

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services—Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Enhanced Bond Index Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

On December 13, 2022, the Board unanimously approved a reorganization whereby the Fund will acquire all of the assets and liabilities of the AZL DFA Five-Year Global Fixed Income Fund and costs related to the reorganization will be paid by the Manager.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the period, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. The Fund will not pay for such securities or start earning interest on them until they are received. When the Fund agrees to purchase securities on a when-issued basis, the Fund will segregate or designate cash or liquid assets equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. The Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

35

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2022

Short Sales

The Fund may engage in short sales against the box (i.e., where the Fund owns or has an unconditional right to acquire at no additional cost a security substantially similar to the security sold short) for hedging purposes to limit exposure to a possible market decline in the value of its portfolio securities. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may also incur an interest expense if a security that has been sold short has an interest payment. When the Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust.

This report does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.

Securities Lending

To generate additional income, the Fund may lend up to 33 1⁄3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned on the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2022 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $7,062 during the year ended December 31, 2022. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $10,944,091 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2022. At December 31, 2022, there were no master netting provisions in the securities lending agreement.

TBA Purchase and Sale Commitments

The Fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The Fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the Fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the Fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the Fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral held, if any, by such counterparty. As of December 31, 2022, no collateral had been posted by the Fund to counterparties for TBAs.

36

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2022

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2022, the Fund participated in the following cross-trade transactions:

	Purchases	Sales	Realized Gains/(Losses)

AZL Enhanced Bond Index Fund	$1,026,981	$—	$—

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2022, the Fund entered into forward currency contracts in connections with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. For the year ended December 31, 2022, the monthly average notional amount for long contracts was $9.8 million and the monthly average notional amount for short contracts was $65.7 million. Realized gains and losses are reported as “Net realized gains/(losses) on forward currency contracts” on the Statement of Operations.

Futures Contracts

During the year ended December 31, 2022, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”), if any, is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2022, the monthly average notional amount for long contracts was $313.5 million, and the monthly average notional amount for short contracts was $110.2 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2022:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Value	Statement of Assets and Liabilities Location	Total Value

Interest Rate Risk

Futures Contracts	Receivable for variation margin on futures contracts*	$1,421,672	Payable for variation margin on futures contracts*	$154,093

Foreign Exchange Risk

Forward Currency Contracts	Unrealized appreciation on forward currency contracts	26,816	Unrealized depreciation on forward currency contracts	248,582

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2022:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Interest Rate Risk

Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$(3,985,123)	$1,280,812

Foreign Exchange Risk

Forward Currency Contracts	Net realized gains/(losses) on forward currency contracts/ Change in net unrealized appreciation/depreciation on forward currency contracts	6,086,013	475,815

37

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2022

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to transact net amounts in accordance with the master netting agreements at December 31, 2022. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Statement of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2022.

As of December 31, 2022, the Fund’s derivative assets and liabilities by type were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward currency contracts	$26,816	$248,582
Futures contracts	—	432,371

Total derivative assets and liabilities in the Statement of Assets and Liabilities	26,816	680,953
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	—	(432,371)

Total assets and liabilities subject to a MNA	$26,816	$248,582

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under MNA and net of the related collateral received by the Fund as of December 31, 2022:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Derivative Assets

Natwest Capital Markets, Ltd.	$26,816	$—	$—	$—	$26,816

Total	$26,816	$—	$—	$—	$26,816

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under MNA and net of the related collateral received by the Fund as of December 31, 2022:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Derivative Liabilities

JP Morgan	$1,559	$—	$—	$—	$1,559
UBS	247,023	—	—	—	247,023

Total	$248,582	$—	$—	$—	$248,582

*

The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Financial Management, Inc. (“BlackRock Financial”), BlackRock Financial provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Management fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2024.

For the year ended December 31, 2022, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL Enhanced Bond Index Fund	0.35%	0.70%

Any amounts waived or reimbursed by the Manager with respect to the annual expense limit in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2022, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

Management fees, which the Manager may waive in order to maintain more competitive expense ratios, are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations, as applicable. During the year ended December 31, 2022, there were no such waivers.

38

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2022

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of combined average daily net assets of the Funds on the first $4 billion, 0.04% of combined average daily net assets of the Funds on the next $2 billion, 0.02% of combined average daily net assets of the Funds on the next $2 billion and 0.01% of combined average daily net assets of the Funds over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are determined pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source in accordance with valuation procedures approved by the Board. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Forward currency contracts are generally valued at the forward foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations have become unreliable or are not readily available as defined in Rule 2a-5 under the 1940 Act are valued in accordance with valuation procedures approved by the Board. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with valuation procedures approved by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. These procedures include the Fund’s use of a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The Board has designated the Manager to perform the Fund’s fair value determinations in accordance with valuation procedures approved by the Board. The effect of using fair value pricing is that the Fund’s NAV will be subject to the judgment of the Manager. The Manager’s fair valuation process is subject to the oversight of the Board.

39

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2022

The following is a summary of the valuation inputs used as of December 31, 2022 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Asset Backed Securities	$—	$102,239,263	$—	$102,239,263
Collateralized Mortgage Obligations	—	165,965,808	—	165,965,808
Corporate Bonds+	—	520,183,812	—	520,183,812
Foreign Bonds+	—	19,263,691	—	19,263,691
Yankee Debt Obligations+	—	76,315,087	—	76,315,087
Municipal Bonds	—	12,708,046	—	12,708,046
U.S. Government Agency Mortgages	—	668,576,372	—	668,576,372
U.S. Treasury Obligations	—	412,014,959	—	412,014,959
Certificate of Deposit	—	26,323,676	—	26,323,676
Short-Term Security Held as Collateral for Securities on Loan	10,944,091	—	—	10,944,091
Unaffiliated Investment Company	194,947,943	—	—	194,947,943

Total Investment Securities	205,892,034	2,003,590,714	—	2,209,482,748

Securities Sold Short	—	(47,017,775)	—	(47,017,775)
Other Financial Instruments:*
Futures Contracts	1,267,579	—	—	1,267,579
Forward Currency Contracts	—	(221,766)	—	(221,766)

Total Investments	$207,159,613	$1,956,351,173	$—	$2,163,510,786

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*

Other Financial Instruments would include any derivative instruments, such as futures contracts and forward currency contracts. These investments are generally presented in the financial statements at variation margin for futures contracts or at unrealized gain or loss for forward currency contracts.

5. Security Purchases and Sales

For the year ended December 31, 2022, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Enhanced Bond Index Fund	$2,941,214,275	$2,749,108,441

For the year ended December 31, 2022, purchases and sales of long-term U.S. government securities were as follows:

	Purchases	Sales

AZL Enhanced Bond Index Fund	$2,358,281,654	$2,093,182,411

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk. The Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Fund.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default.

Foreign Securities Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may impair or otherwise limit the ability to invest in, receive, hold or sell the securities of such companies.

Interest Rate Risk: Debt securities held by the Fund may decline in value due to rising interest rates. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

London Interbank Offering Rate (“LIBOR”) Risk: Certain investments held by the Fund may pay or receive interest at floating rates based on LIBOR. The United Kingdom Financial Conduct Authority ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. The transition away from LIBOR could result in increased volatility and uncertainty in markets tied to LIBOR. The elimination of LIBOR may adversely affect the market for, or value of, specific securities or payments linked to LIBOR rates, the availability or terms of borrowing or refinancing, or the effectiveness of hedging strategies. To the extent that the Fund’s investments have maturities which extend beyond the transition period, the applicable interest rates might be subject to change if there is a transition from the LIBOR reference rate. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor or SOFR) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

40

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2022

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

Mortgage-Related and Other Asset-Backed Securities Risk: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, investments in mortgage-related securities may cause the fund to exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If the Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Short Sale Risk: The Fund may engage in short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

7. Coronavirus (COVID-19) Pandemic

The global outbreak of the COVID-19 strain of the coronavirus has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may adversely impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objective(s).

8. Recent Regulatory Pronouncements

In December 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-06 “Reference Rate Reform (Topic 848)”. ASU No. 2022-06 updates and clarifies ASU No. 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of LIBOR and other interbank-offered reference rates. The temporary relief provided by ASU No. 2022-06 is effective immediately for certain reference rate-related contract modifications that occur through December 31, 2024. Management does not expect ASU No. 2022-06 to have a material impact on the financial statements.

9. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2022 is $2,410,443,059. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$2,965,741
Unrealized (depreciation)	(250,943,827)

Net unrealized appreciation/(depreciation)	$(247,978,086)

As of the end of its tax year ended December 31, 2022, the Fund had capital loss carry forwards (“CLCFs”) as summarized in the table below. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset.

41

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2022

CLCFs not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total Amount

AZL Enhanced Bond Index Fund	$51,350,351	$89,856,106	$141,206,457

The tax character of dividends paid to shareholders during the year ended December 31, 2022 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Enhanced Bond Index Fund	$33,654,146	$1,213,608	$34,867,754

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2021, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Enhanced Bond Index Fund	$74,372,219	$14,951,858	$89,324,077

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2022, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL Enhanced Bond Index Fund	$49,043,424	$—	$(141,206,457)	$(248,193,827)	$(340,356,860)

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, foreign currency gains or losses, straddles and other miscellaneous differences.

10. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2022, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 25% of the Fund. Investment activities of this shareholder could have a material impact to the Fund.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements, except as noted below.

The reorganization, as discussed in Note 1, whereby the Fund will acquire all of the assets and liabilities of the AZL DFA Five-Year Global Fixed Income Fund, is expected to be completed on or about March 10, 2023.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL Enhanced Bond Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Enhanced Bond Index Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 23, 2023

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

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Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2022, the Fund declared net long-term capital gain distributions of $1,213,608.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2024 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s) and certain competitor or “peer group” funds), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall-out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2022. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 14 and 21, 2022, and September 13, 2022, as well as in various other meetings preceding those meetings. Accordingly, the Advisory Contracts were approved by the Board at an in-person meeting on September 13, 2022. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2024. Additionally, at a subsequent meeting held December 13, 2022, the Board considered and approved a recommendation to reduce, through at least April 30, 2024, the management fee of the AZL FIAM Total Bond Fund.

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In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for others to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2022 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 14 and 21, 2022, and September 13, 2022, the Manager reported that for the one-year period ended December 31, 2021, nine Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40% of their respective Lipper peer groups. For the three-year period ended December 31, 2021, six Funds were in the top 40%, six were in the middle 20% and seven were in the bottom 40% of their respective Lipper peer groups. For the five-year period ended December 31, 2021, seven Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40% of their respective Lipper peer groups. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Five Funds, the AZL Russell 1000 Value Index Fund, AZL MSCI Emerging Markets Equity Index Fund, AZL Enhanced Bond Index Fund, AZL MetWest Total Return Bond Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Russell 1000 Value Index Fund and the AZL MSCI Emerging Markets Equity Index Fund in December 2021, of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund in February 2022, and of the AZL MetWest Total Return Fund in September 2021, to receive and review enhanced reporting on each Fund’s current investment strategy, process and outlook. As a result of these discussions, the Board understood that the underperformance of these Funds was primarily a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board considered that the Funds that are index funds seek to track their respective indices and do not take defensive positions under any market conditions, including in periods of market decline. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by low short-term interest rates during the periods measured.

The Board considered that the AZL DFA Five-Year Global Fixed Income Fund, which was in the bottom 40% for the three- and five-year periods, had shown improved relative performance in more recent periods.

At the Board meeting held September 13, 2022, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2022.

Thus, at the Board meeting held September 13, 2022, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2022, 18 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2021 for the 19 Funds was as follows: (1) 18 of the Funds had management fee rankings at or below the 65th percentile (with 14 Funds at or below the 50th percentile); and (2) for the AZL MSCI Global Equity Index Fund, it was determined that there was poor peer group comparability due to there being only one other fund in the category. In addition, the Board also considered that the AZL Enhanced Bond Index Fund ranked at the 63rd percentile in the bond index category, but that the Fund’s enhanced bond strategy lacks direct peers.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

47

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2019 through 2021. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. In considering profitability information, the Board considered the possible effect of any fall-out benefits to the Subadvisers and their affiliates. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds (other than AZL FIAM Multi-Strategy Fund, AZL FIAM Total Bond Fund, and AZL MSCI Global Equity Index Fund) do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of June 30, 2022, were approximately $14.8 billion, and that no single Fund had assets in excess of $2.5 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as Fund assets change. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the FOF Trust, and ETF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	50	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	50	Diamond Hill Funds (10 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	50	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	50	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019 - 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc. (a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	50	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	50	None

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	50	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.

(2)	Indefinite.

(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

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Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Associate General Counsel, Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the FOF Trust, 2014 to present, and the ETF Trust, 2020 to present.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.

(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

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The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1222 02/23

AZL® Fidelity Institutional Asset Management Multi-Strategy Fund

Annual Report

December 31, 2022

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 33

Statement of Operations Page 33

Statements of Changes in Net Assets Page 34

Financial Highlights Page 35

Notes to the Financial Statements Page 36

Report of Independent Registered Public Accounting Firm Page 44

Other Federal Income Tax Information Page 45

Other Information Page 46

Approval of Investment Advisory and Subadvisory Agreements Page 47

Information about the Board of Trustees and Officers Page 50

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund. FIAM LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2022?*

For the year ended December 31, 2022, the AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund (Class 2 Shares) (the “Fund”) returned (14.56)%. That compared to a (18.11)%, (13.01)% and a (14.89)% total return for its benchmarks, the S&P 500 Index, the Bloomberg U.S. Aggregate Bond Index, and the Income and Growth Composite Index, respectively.1

The Fund’s investments are managed by its subadviser, FIAM LLC. Approximately 60% of the Fund’s underlying assets are invested primarily in investment-grade fixed income securities, and approximately 40% of the Fund’s underlying assets are invested primarily in large-cap common stocks.

U.S. equity markets declined in 2022, reacting in large part to a slowing economy and a shift away from COVID-era monetary easing. Persistent inflation led to the U.S. Federal Reserve tightening monetary policy. This move, combined with a deceleration in both global manufacturing and profit margins, drove stock prices lower. Eight of 11 sectors posted negative contributions to returns, with communication services and consumer discretionary the largest detractors to the Fund’s absolute performance. The positive contributions from the energy sector only partially offset this negative impact.

Meanwhile, the U.S. bond market posted negative returns in 2022 as the U.S. Federal Reserve took aggressive steps to reign in inflation, which remained elevated due to supply chain challenges and spikes in food and energy prices due to Russia’s invasion of Ukraine, among other factors. This notable strategic shift began in late 2021 when the Fed indicated that it was planning to stop bond purchases as part of its quantitative easing program. The trend continued in 2022 as the Fed made a series of increases to its federal funds target rate, starting in March and continuing through December.

The Fund outperformed its composite benchmark during the period under review, and the Fund’s equity component outperformed its equity benchmark, the S&P 500 Index. The Fund’s investment process looks at multiple viewpoints in determining the attractiveness of a security, which helped deliver positive relative results during a period of low market performance. In this low-risk market investing environment, the Fund’s defensively postured factors boosted relative returns, with companies exhibiting stable financials and high-quality earnings performing well compared to their peers. The shift to a risk-averse environment was also well captured by the Fund’s momentum factors. Stock selection within health care and information technology contributed to relative returns, as did an overweight position in energy. Meanwhile, stock selection in utilities detracted from the Fund’s performance relative to its equity benchmark, as did modest exposure to growth-oriented companies and economically sensitive cyclical value factors.

The Fund’s fixed income component underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index. The fixed income component’s relative return was hurt by an overweight allocation to high-yield corporate bonds, as spreads widened amid growing market concern over the possibility of a recession. The Fund’s fixed income relative performance benefitted from its modestly shorter duration compared to that of the benchmark throughout the period, as bond yields rose materially during the year. An underweight position in mortgage-backed securities also contributed to relative returns as spreads widened considerably.

The Fund held futures to equitize its cash positions during the period. Exposure to this form of derivative did not materially impact the Fund’s performance.

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that a ny sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2022.

[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.

AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek a high level of current income while maintaining prospects for capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of subportfolios or strategies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), real estate operating companies (REOCs), and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

Debt securities held by the Fund may decline in value due to rising interest rates.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2022
	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund (Class 1 Shares)	6/21/2021	(14.40)%	—	—	—	(6.11)%
AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund (Class 2 Shares)	10/23/2009	(14.56)%	2.68%	4.46%	5.32%	5.91%
S&P 500® Index	10/23/2009	(18.11)%	7.66%	9.42%	12.56%	12.30%
Bloomberg U.S. Aggregate Bond Index	10/23/2009	(13.01)%	(2.71)%	0.02%	1.06%	2.20%
Income & Growth Composite Index	10/23/2009	(14.89)%	1.91%	4.18%	5.83%	6.48%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund (Class 1 Shares)	0.51%
AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund (Class 2 Shares)	0.76%

The above expense ratios are based on the current Fund prospectus dated April 29, 2022. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and acquired fund fees and expenses), to 0.46% for Class 1 Shares and 0.71% for Class 2 Shares through April 30, 2024. Additional information pertaining to the December 31, 2022 expense ratios can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard and Poor’s 500 Index (“S&P 500®”), the Bloomberg U.S. Aggregate Bond Index and the Income & Growth Composite Index (“Composite”). The S&P 500® is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (40%) S&P 500® and (60%) Bloomberg U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Fidelity Institutional Asset Management Multi-Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL Fidelity Institutional Asset Management Multi-Strategy Fund, Class 1	$1,000.00	$993.10	$2.31	0.46%

AZL Fidelity Institutional Asset Management Multi-Strategy Fund, Class 2	$1,000.00	$992.50	$3.57	0.71%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL Fidelity Institutional Asset Management Multi-Strategy Fund, Class 1	$1,000.00	$1,022.89	$2.35	0.46%

AZL Fidelity Institutional Asset Management Multi-Strategy Fund, Class 2	$1,000.00	$1,021.63	$3.62	0.71%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Common Stocks	38.7%

Corporate Bonds	21.5

U.S. Treasury Obligations	14.9

U.S. Government Agency Mortgages	12.2

Collateralized Mortgage Obligations	6.0

Yankee Debt Obligations	5.6

Unaffiliated Investment Company	5.1

Asset Backed Securities	0.6

Short-Term Security Held as Collateral for Securities on Loan	0.4

Municipal Bonds	0.3

Convertible Bonds	0.2

Bank Loans	—	†

Preferred Stock	—	†

Warrants	—	†

Total Investment Securities	105.5

Net other assets (liabilities)	(5.5)

Net Assets	100.0%

†	Represents less than 0.05%.

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks (38.7%):
Aerospace & Defense (1.1%):
10,477	General Dynamics Corp.	$2,599,448
8,971	Huntington Ingalls Industries, Inc.	2,069,430
9,225	Lockheed Martin Corp.	4,487,870
5,408	Northrop Grumman Corp.	2,950,659
26,416	Parsons Corp.*	1,221,740
33,942	Textron, Inc.	2,403,094

		15,732,241

Air Freight & Logistics (0.2%):
12,084	United Parcel Service, Inc., Class B	2,100,683
9,300	XPO Logistics, Inc.*	309,597

		2,410,280

Airlines (0.0%†):
4,395	Alaska Air Group, Inc.*	188,721

Auto Components (0.0%†):
4,000	Gentex Corp.	109,080
700	Visteon Corp.*	91,581

		200,661

Automobiles (0.4%):
27,179	Harley-Davidson, Inc.	1,130,646
40,170	Tesla, Inc.*	4,948,141

		6,078,787

Banks (1.4%):
156,824	Bank of America Corp.	5,194,011
204	Citigroup, Inc.	9,227
3,924	Citizens Financial Group, Inc.	154,488
1,014	Community Bank System, Inc.	63,831
2,300	East West Bancorp, Inc.	151,570
20,384	Fifth Third Bancorp	668,799
8,450	First Republic Bank	1,029,970
60,737	JPMorgan Chase & Co.	8,144,832
7,261	PNC Financial Services Group, Inc. (The)	1,146,802
27,053	U.S. Bancorp	1,179,781
32,657	Wells Fargo & Co.	1,348,408

		19,091,719

Beverages (0.9%):
109,199	Coca-Cola Co. (The)	6,946,148
284	Coca-Cola Consolidated, Inc.	145,510
7,091	Constellation Brands, Inc., Class A	1,643,339
21,940	PepsiCo, Inc.	3,963,681

		12,698,678

Biotechnology (0.9%):
10,957	AbbVie, Inc.	1,770,761
10,679	Amgen, Inc.	2,804,733
3,620	Biogen, Inc.*	1,002,450
53,611	Gilead Sciences, Inc.	4,602,504
375	Sarepta Therapeutics, Inc.*	48,593
4,692	Ultragenyx Pharmaceutical, Inc.*	217,380
5,722	United Therapeutics Corp.*	1,591,231
1,754	Vir Biotechnology, Inc.*	44,394

		12,082,046

Building Products (0.1%):
3,282	Allegion plc	345,463
25,478	Carrier Global Corp.	1,050,968

		1,396,431

Shares		Value
Common Stocks, continued
Capital Markets (0.6%):
4,190	Carlyle Group, Inc. (The)	$125,030
4,303	Cboe Global Markets, Inc.	539,897
9,484	Charles Schwab Corp. (The)	789,638
252	FactSet Research Systems, Inc.	101,105
7,500	Goldman Sachs Group, Inc. (The)	2,575,350
6,012	Intercontinental Exchange, Inc.	616,771
12,448	LPL Financial Holdings, Inc.	2,690,884
578	MarketAxess Holdings, Inc.	161,198
85	MSCI, Inc.	39,540
6,772	Nasdaq, Inc.	415,462
5,025	Stifel Financial Corp.	293,309
8,407	Tradeweb Markets, Inc., Class A	545,867

		8,894,051

Chemicals (0.5%):
23,103	CF Industries Holdings, Inc.	1,968,376
886	Chemours Co. (The)	27,129
4,966	Eastman Chemical Co.	404,431
1,727	Ecolab, Inc.	251,382
61,583	Ginkgo Bioworks Holdings, Inc.*	104,075
4,736	Linde plc	1,544,789
19,427	Olin Corp.	1,028,466
4,306	Sherwin-Williams Co. (The)	1,021,943
11,395	Westlake Corp.	1,168,443

		7,519,034

Commercial Services & Supplies (0.3%):
5,418	Cintas Corp.	2,446,877
5,256	Republic Services, Inc.	677,971
3,283	Rollins, Inc.	119,961
2,083	Waste Management, Inc.	326,781

		3,571,590

Communications Equipment (0.7%):
26,244	Arista Networks, Inc.*	3,184,710
130,085	Cisco Systems, Inc.	6,197,249
5,559	F5, Inc.*	797,772

		10,179,731

Construction & Engineering (0.1%):
6,005	AECOM	510,005
1,073	EMCOR Group, Inc.	158,922

		668,927

Construction Materials (0.1%):
7,840	Eagle Materials, Inc.	1,041,544

Consumer Finance (0.1%):
8,237	Capital One Financial Corp.	765,711
2,367	Synchrony Financial	77,780

		843,491

Containers & Packaging (0.2%):
421	Avery Dennison Corp.	76,201
35,774	Sealed Air Corp.	1,784,407
36,731	Westrock Co.	1,291,462

		3,152,070

Distributors (0.1%):
23,203	LKQ Corp.	1,239,272

Diversified Consumer Services (0.2%):
37,634	Service Corp. International	2,602,015

See accompanying notes to the financial statements.

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Diversified Financial Services (0.9%):
39,802	Berkshire Hathaway, Inc., Class B*	$12,294,838

Diversified Telecommunication Services (0.4%):
1,791	Frontier Communications Parent, Inc.*	45,635
133,529	Verizon Communications, Inc.	5,261,042

		5,306,677

Electric Utilities (0.7%):
36,829	Duke Energy Corp.	3,793,019
22,542	FirstEnergy Corp.	945,411
38,553	Hawaiian Electric Industries, Inc.	1,613,443
2,320	NextEra Energy, Inc.	193,952
41,097	Xcel Energy, Inc.	2,881,311

		9,427,136

Electrical Equipment (0.2%):
3,202	Acuity Brands, Inc.	530,284
7,743	AMETEK, Inc.	1,081,852
2,029	Atkore, Inc.*	230,129
6,303	Emerson Electric Co.	605,466

		2,447,731

Electronic Equipment, Instruments & Components (0.2%):
9,946	CDW Corp.	1,776,157
368	Keysight Technologies, Inc.*	62,954
262	Littelfuse, Inc.	57,692
41,734	Vontier Corp.	806,718

		2,703,521

Energy Equipment & Services (0.3%):
14,219	Baker Hughes Co.	419,887
6,015	Halliburton Co.	236,690
59,406	Schlumberger, Ltd.	3,175,845

		3,832,422

Entertainment (0.1%):
3,623	Activision Blizzard, Inc.	277,341
7,879	Electronic Arts, Inc.	962,656
9,832	Spotify Technology SA*	776,236

		2,016,233

Equity Real Estate Investment Trusts (REITs) (0.5%):
561	AvalonBay Communities, Inc.	90,613
1,914	Crown Castle, Inc.	259,615
2,421	Kilroy Realty Corp.	93,620
4,034	National Retail Properties, Inc.	184,596
8,368	National Storage Affiliates Trust	302,252
9,197	Public Storage	2,576,908
29,376	Realty Income Corp.	1,863,320
1,249	SBA Communications Corp.	350,107
26,584	Ventas, Inc.	1,197,609

		6,918,640

Food & Staples Retailing (0.7%):
6,671	Costco Wholesale Corp.	3,045,311
14,303	Kroger Co. (The)	637,628
1,526	Sprouts Farmers Market, Inc.*	49,397
44,294	Walmart, Inc.	6,280,446

		10,012,782

Shares		Value
Common Stocks, continued
Food Products (0.7%):
12,725	Archer-Daniels-Midland Co.	$1,181,516
28,199	Conagra Brands, Inc.	1,091,301
221	Hershey Co. (The)	51,177
56,503	Kraft Heinz Co. (The)	2,300,237
3,804	Lamb Weston Holdings, Inc.	339,926
67,337	Mondelez International, Inc., Class A	4,488,011

		9,452,168

Health Care Equipment & Supplies (0.8%):
52,342	Abbott Laboratories	5,746,628
1,030	Becton Dickinson and Co.	261,929
7,352	Danaher Corp.	1,951,368
1,503	Intuitive Surgical, Inc.*	398,821
11,460	Medtronic plc	890,671
561	Shockwave Medical, Inc.*	115,347
2,173	Stryker Corp.	531,277
2,213	Teleflex, Inc.	552,431
980	Zimmer Biomet Holdings, Inc.	124,950
3,144	Zimvie, Inc.*	29,365

		10,602,787

Health Care Providers & Services (1.8%):
9,856	AmerisourceBergen Corp.	1,633,238
4,700	Cigna Corp.	1,557,298
32,931	CVS Health Corp.	3,068,840
9,783	Elevance Health, Inc.	5,018,385
576	Humana, Inc.	295,021
3,800	McKesson Corp.	1,425,456
5,186	Quest Diagnostics, Inc.	811,298
21,044	UnitedHealth Group, Inc.	11,157,108

		24,966,644

Health Care Technology (0.0%†):
1,638	Veeva Systems, Inc., Class A*	264,340

Hotels, Restaurants & Leisure (1.3%):
31,403	Airbnb, Inc., Class A*	2,684,956
2,012	Booking Holdings, Inc.*	4,054,743
3,435	Caesars Entertainment, Inc.*	142,896
1,034	Chipotle Mexican Grill, Inc.*	1,434,665
5,418	Expedia Group, Inc.*	474,617
8,166	Hyatt Hotels Corp., Class A*	738,615
16,139	McDonald’s Corp.	4,253,111
40,637	Starbucks Corp.	4,031,190
4,725	Yum! Brands, Inc.	605,178

		18,419,971

Household Durables (0.1%):
5,146	Toll Brothers, Inc.	256,888
1,749	TopBuild Corp.*	273,701
2,651	Whirlpool Corp.	375,011

		905,600

Household Products (0.5%):
11,890	Church & Dwight Co., Inc.	958,453
18,243	Colgate-Palmolive Co.	1,437,366
29,504	Procter & Gamble Co. (The)	4,471,626

		6,867,445

Industrial Conglomerates (0.2%):
25,646	3M Co.	3,075,468
1,572	Honeywell International, Inc.	336,880

		3,412,348

See accompanying notes to the financial statements.

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Insurance (0.6%):
4,421	Aon plc, Class A	$1,326,919
15,613	First American Financial Corp.	817,184
9,536	Hartford Financial Services Group, Inc. (The)	723,115
118	Kinsale Capital Group, Inc.	30,859
4,457	Loews Corp.	259,977
4,037	Marsh & McLennan Cos., Inc.	668,043
10,297	Progressive Corp. (The)	1,335,624
12,712	Ryan Specialty Holdings, Inc.*	527,675
7,199	Travelers Cos., Inc. (The)	1,349,741
10,393	WR Berkley Corp.	754,220

		7,793,357

Interactive Media & Services (1.7%):
103,269	Alphabet, Inc., Class A*	9,111,424
85,667	Alphabet, Inc., Class C*	7,601,233
62,975	Meta Platforms, Inc., Class A*	7,578,411

		24,291,068

Internet & Direct Marketing Retail (1.1%):
151,320	Amazon.com, Inc.*	12,710,880
62,606	eBay, Inc.	2,596,271

		15,307,151

IT Services (1.2%):
4,871	Accenture plc, Class A	1,299,778
1,021	Automatic Data Processing, Inc.	243,876
4,008	FleetCor Technologies, Inc.*	736,190
1,774	Gartner, Inc.*	596,312
12,600	GoDaddy, Inc., Class A*	942,732
17,999	Mastercard, Inc., Class A	6,258,792
2,313	Paychex, Inc.	267,290
20,460	PayPal Holdings, Inc.*	1,457,161
987	Teradata Corp.*	33,222
10,374	VeriSign, Inc.*	2,131,235
13,902	Visa, Inc., Class A	2,888,280

		16,854,868

Leisure Products (0.0%†):
4,388	Brunswick Corp.	316,287

Life Sciences Tools & Services (0.3%):
7,864	10X Genomics, Inc., Class A*	286,564
4,778	Bio-Rad Laboratories, Inc., Class A*	2,009,101
274	IQVIA Holdings, Inc.*	56,140
3,892	Medpace Holdings, Inc.*	826,700
14,160	Sotera Health Co.*	117,953
2,222	Thermo Fisher Scientific, Inc.	1,223,633

		4,520,091

Machinery (0.8%):
3,999	AGCO Corp.	554,621
17,406	Allison Transmission Holdings, Inc.	724,090
10,321	Caterpillar, Inc.	2,472,499
4,965	Deere & Co.	2,128,793
31,547	Fortive Corp.	2,026,895
7,461	Otis Worldwide Corp.	584,271
6,423	Parker-Hannifin Corp.	1,869,093
6,612	Pentair PLC	297,408

		10,657,670

Shares		Value
Common Stocks, continued
Media (0.3%):
5,200	Altice USA, Inc., Class A*	$23,920
118,938	Comcast Corp., Class A	4,159,262
1,899	New York Times Co. (The), Class A	61,641

		4,244,823

Metals & Mining (0.1%):
14,371	Newmont Corp.	678,311
8,552	Nucor Corp.	1,127,239

		1,805,550

Multiline Retail (0.2%):
12,330	Dollar General Corp.	3,036,263

Multi-Utilities (0.6%):
30,423	Consolidated Edison, Inc.	2,899,616
15,493	Public Service Enterprise Group, Inc.	949,256
11,274	Sempra Energy	1,742,284
27,308	WEC Energy Group, Inc.	2,560,398

		8,151,554

Oil, Gas & Consumable Fuels (2.3%):
11,252	APA Corp.	525,243
816	Cheniere Energy, Inc.	122,367
1,201	Chesapeake Energy Corp.	113,338
36,157	Chevron Corp.	6,489,820
22,119	ConocoPhillips	2,610,042
10,306	Coterra Energy, Inc.	253,218
5,526	Denbury, Inc.*	480,873
4,053	Devon Energy Corp.	249,300
1,326	Diamondback Energy, Inc.	181,370
13,925	DT Midstream, Inc.	769,496
16,173	EOG Resources, Inc.	2,094,727
11,434	EQT Corp.	386,812
75,514	Exxon Mobil Corp.	8,329,194
4,666	Hess Corp.	661,732
35,455	Kinder Morgan, Inc.	641,026
25,807	Marathon Oil Corp.	698,596
16,744	Marathon Petroleum Corp.	1,948,834
7,772	Murphy Oil Corp.	334,274
22,161	Occidental Petroleum Corp.	1,395,921
14,571	Phillips 66	1,516,550
2,402	Pioneer Natural Resources Co.	548,593
4,011	Sanchez Energy Corp.*(a)	238,990
9,145	Targa Resources Corp.	672,158
5,741	Valero Energy Corp.	728,303

		31,990,777

Pharmaceuticals (2.4%):
62,926	Bristol-Myers Squibb Co.	4,527,525
15,013	Eli Lilly & Co.	5,492,356
56,783	Johnson & Johnson	10,030,717
54,717	Merck & Co., Inc.	6,070,851
151,699	Pfizer, Inc.	7,773,057

		33,894,506

Professional Services (0.2%):
16,743	CoStar Group, Inc.*	1,293,899
7,665	Leidos Holdings, Inc.	806,281
7,338	TriNet Group, Inc.*	497,517

		2,597,697

See accompanying notes to the financial statements.

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Road & Rail (0.5%):
73,965	CSX Corp.	$2,291,436
2,488	Norfolk Southern Corp.	613,093
7,186	RXO, Inc.*	123,599
16,009	Union Pacific Corp.	3,314,984

		6,343,112

Semiconductors & Semiconductor Equipment (1.7%):
2,735	Advanced Micro Devices, Inc.*	177,146
3,081	Applied Materials, Inc.	300,028
12,277	Broadcom, Inc.	6,864,439
161	Enphase Energy, Inc.*	42,658
2,920	Impinj, Inc.*	318,806
133,962	Intel Corp.	3,540,616
30,445	Microchip Technology, Inc.	2,138,761
436	Micron Technology, Inc.	21,791
28,771	NVIDIA Corp.	4,204,594
4,320	NXP Semiconductors NV	682,690
13,494	Qorvo, Inc.*	1,223,096
42,859	Qualcomm, Inc.	4,711,918

		24,226,543

Software (3.1%):
16,589	Adobe, Inc.*	5,582,696
11,425	Box, Inc.*	355,660
97,452	Dropbox, Inc., Class A*	2,180,976
732	Manhattan Associates, Inc.*	88,865
123,104	Microsoft Corp.	29,522,801
7,784	New Relic, Inc.*	439,407
2,919	Palo Alto Networks, Inc.*	407,317
11,435	Salesforce, Inc.*	1,516,167
11,322	Splunk, Inc.*	974,711
5,978	Synopsys, Inc.*	1,908,716
576	Workday, Inc., Class A*	96,382

		43,073,698

Specialty Retail (1.2%):
498	AutoZone, Inc.*	1,228,158
19,139	Home Depot, Inc. (The)	6,045,244
11,766	Lowe’s Cos., Inc.	2,344,258
2,447	O’Reilly Automotive, Inc.*	2,065,341
48,122	TJX Cos., Inc. (The)	3,830,511
3,139	Ulta Beauty, Inc.*	1,472,411
2,574	Williams-Sonoma, Inc.	295,804

		17,281,727

Technology Hardware, Storage & Peripherals (2.7%):
254,440	Apple, Inc.	33,059,389
7,555	Dell Technologies, Inc., Class C	303,862
22,231	NetApp, Inc.	1,335,194
94,436	Pure Storage, Inc., Class A*	2,527,108

		37,225,553

Thrifts & Mortgage Finance (0.0%†):
9,502	TFS Financial Corp.	136,924

Tobacco (0.2%):
34,288	Altria Group, Inc.	1,567,304
18,019	Philip Morris International, Inc.	1,823,703

		3,391,007

Shares		Value
Common Stocks, continued
Trading Companies & Distributors (0.1%):
11,937	Fastenal Co.	$564,859
8,333	MSC Industrial Direct Co., Inc.	680,806
8,372	Univar Solutions, Inc.*	266,230

		1,511,895

Water Utilities (0.1%):
5,324	American Water Works Co., Inc.	811,484

Wireless Telecommunication Services (0.0%†):
4,502	T-Mobile US, Inc.*	630,280

Total Common Stocks (Cost $552,305,235)		539,536,457

Preferred Stock (0.0%†):
Electric Utilities (0.0%†):
1,000	PG&E Corp., 8/16/23	144,240

Total Preferred Stock (Cost $117,395)		144,240

Contracts		Value
Warrants (0.0%†):
Oil, Gas & Consumable Fuels (0.0%†):
63	California Resources Corp., 10/27/24*	794
2,121	Occidental Petroleum Corp., 8/3/27	87,449

		88,243

Total Warrants (Cost $20,366)		88,243

Principal Amount		Value
Asset Backed Securities (0.6%):
$619,862	Aaset Trust, Class A, Series 2017-1A, 3.97%, 5/16/42(b)	480,707
683,761	Aaset Trust, Class A, Series 2021-1A, 2.95%, 11/16/41(b)	537,841
1,386,194	Aaset Trust, Class A, Series 2021-2A, 2.80%, 1/15/47(b)	1,115,478
189,708	Aaset Trust, Class A, Series 2018-1A, 3.84%, 1/16/38(b)	114,947
124,544	Aaset Trust, Class A, Series 2020-1A, 3.35%, 1/16/40(b)	98,117
138,939	Aaset Trust, Class A, Series 2020-1A, 4.34%, 1/16/40(b)	59,870
240,761	Aaset Trust, Class A, Series 2019-2, 3.38%, 10/16/39(b)	178,170
106,581	Aaset Trust, Class A, Series 2019-1, 3.84%, 5/15/39(b)	69,546
59,947	Blackbird Capital Aircraft, Class AA, Series 2016-1A, 2.49%, 12/16/41, Callable 12/15/24 @ 100(b)(c)	55,965
498,768	Blackbird Capital Aircraft, Class A, Series 2016-1A, 4.21%, 12/16/41, Callable 12/15/24 @ 100(b)(c)	412,620
1,002,519	Blackbird Capital Aircraft, Class A, Series 2021-1A, 2.44%, 7/15/46, Callable 7/15/28 @ 100(b)	834,140
141,603	Castlelake Aircraft Structured Trust, Class A, Series 2018-1A, 4.13%, 6/15/43(b)	124,114
186,315	Castlelake Aircraft Structured Trust, Class B, Series 2019-1, 5.10%, 4/15/39(b)	138,092
208,292	Castlelake Aircraft Structured Trust, Class A, Series 2019-1, 3.97%, 4/15/39(b)	176,035

See accompanying notes to the financial statements.

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Asset Backed Securities, continued
$188,188	Castlelake Aircraft Structured Trust, Class A, Series 2021-1A, 3.47%, 1/15/46(b)	$157,503
362,606	CF Hippolyta LLC, Class A1, Series 2021-A, 1.53%, 3/15/61, Callable 3/15/24 @ 100(b)	312,842
350,520	DB Master Finance LLC, Class A2II, Series 2017-1A, 4.03%, 11/20/47, Callable 11/20/23 @ 100(b)	314,234
198,362	Horizon Aircraft Finance, Ltd., Class A, Series 2019-1, 3.72%, 7/15/39(b)	156,038
197,562	Horizon Aircraft Finance, Ltd., Class A, Series 2018-1, 4.46%, 12/15/38(b)	162,097
213,400	Planet Fitness Master Issuer LLC, Class A2, Series 1A, 3.86%, 12/5/49, Callable 12/5/25 @ 100(b)	175,191
614,358	Planet Fitness Master Issuer LLC, Class A2I, Series 2022-1A, 3.25%, 12/5/51, Callable 12/5/24 @ 100(b)	532,675
551,830	Planet Fitness Master Issuer LLC, Class A2II, Series 2022-1A, 4.01%, 12/5/51, Callable 12/5/27 @ 100(b)	431,180
221,745	Project Silver, Class A, Series 2019-1, 3.97%, 7/15/44(b)	174,792
233,783	Sapphire Aviation Finance, Ltd., Class B, Series 2020-1A, 4.34%, 3/15/40(b)	136,884
216,523	Sapphire Aviation Finance, Ltd., Class A, Series 2020-1A, 3.23%, 3/15/40(b)	163,870
323,003	Thunderbolt Aircraft Lease, Ltd., Class A, Series 2019-1, 3.67%, 11/15/39(b)	253,642
207,734	Thunderbolt Aircraft Lease, Ltd., Class A, Series 2017-A, 4.21%, 5/17/32, Callable 4/15/24 @ 100(b)(c)	178,720
287,010	Thunderbolt II Aircraft Lease, Ltd., Class A, Series 2018, 4.15%, 9/15/38, Callable 7/15/2022 @ 100(b)(c)	217,419

Total Asset Backed Securities (Cost $9,727,162)		7,762,729

Collateralized Mortgage Obligations (6.0%):
250,000	Aimco CLO, Class AR, Series 2018-BA, 5.18%(US0003M+110bps), 1/15/32, Callable 1/15/23 @ 100(b)	245,514
523,000	Aimco CLO 11, Ltd., Class AR, Series 2020-11A, 5.21%(US0003M+113bps), 10/17/34, Callable 10/17/23 @ 100(b)	509,093
387,000	Aimco CLO 14, Ltd., Class A, Series 2021-14A, 5.23%(US0003M+99bps), 4/20/34, Callable 4/20/23 @ 100(b)	373,093
250,000	Allegro CLO XIII, Ltd., Class A, Series 2021-1A, 5.38%(US0003M+114bps), 7/20/34, Callable 7/20/23 @ 100(b)	242,971
2,812,000	Allegro CLO XIV, Ltd., Class A1, Series 2021-2A, 5.24%(US0003M+116bps), 10/15/34, Callable 10/15/23 @ 100(b)	2,737,558
624,000	Allegro CLO XV, Ltd., Class A, Series 2022-1A, 3.18%(TSFR3M+150bps), 7/20/35, Callable 7/20/24 @ 100(b)	607,024
256,000	Ares CLO, Ltd., Class A, Series 2019-54A, 5.40%(US0003M+132bps), 10/15/32, Callable 1/15/23 @ 100(b)	251,094

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$853,000	Ares LV CLO, Ltd., Class A1R, Series 2020-55A, 5.21%(US0003M+113bps), 7/15/34, Callable 7/15/23 @ 100(b)	$833,610
273,000	Ares XLI CLO, Ltd., Class AR2, Series 2016-41A, 5.15%(US0003M+107bps), 4/15/34, Callable 4/15/23 @ 100(b)	264,945
177,000	BAMLL Commercial Mortgage Securities Trust, Class ANM, Series 2019-BPR, 3.11%, 11/5/32(b)	163,924
100,000	BAMLL Commercial Mortgage Securities Trust, Class C, Series 2022-DKLX, 6.49%(TSFR1M+215bps), 1/15/39(b)	94,870
105,000	BAMLL Commercial Mortgage Securities Trust, Class B, Series 2022-DKLX, 5.89%(TSFR1M+155bps), 1/15/39(b)	100,527
555,000	BAMLL Commercial Mortgage Securities Trust, Class A, Series 2022-DKLX, 5.49%(TSFR1M+115bps), 1/15/39(b)	537,018
30,000	Bank, Class A5, Series 2019-BN21, 2.85%, 10/15/52, Callable 10/15/29 @ 100	25,881
310,000	Barings CLO, Ltd., Class A, Series 2020-4A, 5.46%(US0003M+122bps), 1/20/32, Callable 1/20/23 @ 100(b)	305,068
536,000	Barings CLO, Ltd., Class AR, Series 2020-1A, 5.23%(US0003M+115bps), 10/15/36, Callable 10/15/23 @ 100(b)	521,535
34,000	Benchmark Mortgage Trust, Class A5, Series 2018-B4, 4.12%, 7/15/51, Callable 7/15/28 @ 100(c)	32,296
808,000	Bethpage Park CLO, Ltd., Class A, Series 2021-1A, 5.21%(US0003M+113bps), 1/15/35, Callable 10/15/23 @ 100(b)	784,131
139,000	BFLD Trust, Class A, Series 2020-OBRK, 6.37%(US0001M+205bps), 11/15/28(b)	137,961
1,835,000	BPR Trust, Class A, Series 2022-OANA, 6.23%(TSFR1M+190bps), 4/15/37(b)	1,806,979
488,000	BPR Trust, Class B, Series 2022-OANA, 6.78%(TSFR1M+245bps), 4/15/37(b)	458,075
296,390	Bristol Park CLO, Ltd., Class AR, Series 2016-1A, 5.07%(US0003M+99bps), 4/15/29, Callable 1/15/23 @ 100(b)	292,268
169,348	BX Commercial Mortgage Trust, Class A, Series 2019-XL, 5.37%(US0001M+92bps), 10/15/36(b)	167,044
124,100	BX Commercial Mortgage Trust, Class B, Series 2019-XL, 5.53%(US0001M+108bps), 10/15/36(b)	121,934
155,550	BX Commercial Mortgage Trust, Class C, Series 2019-XL, 5.70%(US0001M+125bps), 10/15/36(b)	151,698
76,300	BX Commercial Mortgage Trust, Class D, Series 2018-EXCL, 6.94%(US0001M+263bps), 9/15/37(b)	68,036
390,852	BX Commercial Mortgage Trust, Class B, Series 2022-LP2, 5.65%(TSFR1M+131bps), 2/15/39(b)	372,367

See accompanying notes to the financial statements.

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$5,017,000	BX Commercial Mortgage Trust, Class A, Series 2019-IMC, 5.32%(US0001M+100bps), 4/15/34(b)	$4,899,694
390,852	BX Commercial Mortgage Trust, Class C, Series 2022-LP2, 5.90%(TSFR1M+156bps), 2/15/39(b)	370,327
172,000	BX Commercial Mortgage Trust, Class B, Series 2019-IMC, 5.62%(US0001M+130bps), 4/15/34(b)	165,956
390,852	BX Commercial Mortgage Trust, Class D, Series 2022-LP2, 6.30%(TSFR1M+196bps), 2/15/39(b)	365,897
113,000	BX Commercial Mortgage Trust, Class C, Series 2019-IMC, 5.92%(US0001M+160bps), 4/15/34(b)	108,128
119,000	BX Commercial Mortgage Trust, Class D, Series 2019-IMC, 6.22%(US0001M+190bps), 4/15/34(b)	114,072
220,150	BX Commercial Mortgage Trust, Class D, Series 2019-XL, 5.90%(US0001M+145bps), 10/15/36(b)	213,252
309,400	BX Commercial Mortgage Trust, Class E, Series 2019-XL, 6.25%(US0001M+180bps), 10/15/36(b)	298,723
1,297,889	BX Commercial Mortgage Trust, Class A, Series 2022-LP2, 5.35%(TSFR1M+101bps), 2/15/39(b)	1,241,644
162,000	BX Mortgage Trust, Class B, Series 2021-PAC, 5.22%(US0001M+90bps), 10/15/36(b)	153,300
216,000	BX Mortgage Trust, Class C, Series 2021-PAC, 5.42%(US0001M+110bps), 10/15/36(b)	203,052
730,000	BX Mortgage Trust, Class E, Series 2021-PAC, 6.27%(US0001M+195bps), 10/15/36(b)	682,138
1,081,000	BX Mortgage Trust, Class A, Series 2021-PAC, 5.01%(US0001M+69bps), 10/15/36(b)	1,037,799
210,000	BX Mortgage Trust, Class D, Series 2021-PAC, 5.62%(US0001M+130bps), 10/15/36(b)	195,460
472,000	BX Trust, Class A, Series 2022-GPA, 6.50%(TSFR1M+217bps), 10/15/39(b)	467,027
106,429	BX Trust, Class C, Series 2022-IND, 6.62%(TSFR1M+229bps), 4/15/24(b)	101,640
88,691	BX Trust, Class D, Series 2022-IND, 7.16%(TSFR1M+284bps), 4/15/24(b)	83,678
4,962,409	BX Trust, Class A, Series 2021-SOAR, 4.99%(US0001M+67bps), 6/15/38(b)	4,777,185
922,384	BX Trust, Class A, Series 2022-IND A, 5.82%(TSFR1M+149bps), 4/15/24(b)	901,729
470,528	BX Trust, Class B, Series 2022-IND, 6.27%(TSFR1M+194bps), 4/15/24(b)	454,438
445,693	Cascade Funding Mortgage Trust, Class A, Series 2021-HB6, 0.90%, 6/25/36, Callable 1/25/23 @ 100(b)(c)	421,653
17,105,000	Cedar Funding V CLO, Ltd., Class A1R, Series 2016-5A, 5.18%(US0003M+110bps), 7/17/31, Callable 1/17/23 @ 100(b)	16,838,986

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$235,000	Cedar Funding VI CLO, Ltd., Class AAA, Series 2016-6A, 5.29%(US0003M+105bps), 4/20/34, Callable 4/20/23 @ 100(b)	$227,300
643,000	Cedar Funding X CLO, Ltd., Class AR, Series 2019-10A, 5.34%(US0003M+110bps), 10/20/32, Callable 1/20/23 @ 100(b)	627,439
485,000	Cedar Funding XII CLO, Ltd., Class A1R, Series 2020-12A, 5.49%(US0003M+113bps), 10/25/34, Callable 10/25/23 @ 100(b)	470,785
942,000	Cedar Funding XV CLO, Ltd., Class A, Series 2022-15A, 5.28%(TSFR3M+132bps), 4/20/35, Callable 4/20/24 @ 100(b)	907,238
99,251	CHC Commercial Mortgage Trust, Class C, Series 2019-CHC, 6.07%(US0001M+175bps), 6/15/34(b)	92,112
402,957	CHC Commercial Mortgage Trust, Class A, Series 2019-CHC, 5.44%(US0001M+112bps), 6/15/34(b)	393,224
99,251	CHC Commercial Mortgage Trust, Class B, Series 2019-CHC, 5.82%(US0001M+150bps), 6/15/34(b)	97,234
153,000	CIM Retail Portfolio Trust, Class D, Series 2021-RETL, 7.37%(US0001M+305bps), 8/15/36(b)	147,790
11,091	CIM Retail Portfolio Trust, Class C, Series 2021-RETL, 6.62%(US0001M+230bps), 8/15/36(b)	10,639
791,000	Columbia Cent CLO 29, Ltd., Class AR, Series 2020-29A, 5.41%(US0003M+117bps), 10/20/34, Callable 10/20/23 @ 100(b)	767,295
410,000	Columbia Cent CLO 30, Ltd., Class A1, Series 2020-30A, 5.55%(US0003M+131bps), 1/20/34, Callable 4/20/23 @ 100(b)	401,403
310,000	Columbia Cent CLO 31, Ltd., Class A1, Series 2021-31A, 5.44%(US0003M+120bps), 4/20/34, Callable 7/20/23 @ 100(b)	301,065
920,000	Columbia Cent CLO 32, Ltd., Class A1, Series 2022-32A, 4.20%(TSFR3M+170bps), 7/20/34, Callable 1/24/24 @ 100(b)	883,658
57,000	Commercial Mortgage Trust, Class A5, Series 2014-CR18, 3.83%, 7/15/47, Callable 7/15/24 @ 100	55,198
3,680,584	Credit Suisse Mortgage Capital Certificates, Class A, Series 2020-NET, 2.26%, 8/15/37(b)	3,295,767
243,000	Credit Suisse Mortgage Capital Certificates, Class B, Series 2019-ICE4, 5.55%(US0001M+123bps), 5/15/36(b)	238,801
205,000	CSMC Trust, Class A, Series 2018, 4.28%, 4/15/36(b)	196,566
100,000	CSMC Trust, Class B, Series 2018, 4.53%, 4/15/36(b)	96,320
100,000	CSMC Trust, Class C, Series 2018, 4.78%, 4/15/36(b)	95,949
860,000	CSMC Trust, Class D, Series 2017-PFHP, 6.57%(US0001M+225bps), 12/15/30(b)	813,162
100,000	CSMC Trust, Class D, Series 2018, 4.78%, 4/15/36(b)	92,157

See accompanying notes to the financial statements.

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$527,000	Dryden 76 CLO, Ltd., Class A1R, Series 2019-76A, 5.39%(US0003M+115bps), 10/20/34, Callable 10/20/23 @ 100(b)	$512,406
577,000	Dryden 83 CLO, Ltd., Class A, Series 2020-83A, 5.41%(US0003M+122bps), 1/18/32, Callable 1/18/23 @ 100(b)	567,601
723,000	Dryden 85 CLO, Ltd., Class AR, Series 2020-85A, 5.23%(US0003M+115bps), 10/15/35, Callable 10/15/23 @ 100(b)	702,261
420,000	Dryden 90 CLO, Ltd., Class A1A, Series 2021-90A, 5.81%(US0003M+113bps), 2/20/35, Callable 2/20/24 @ 100(b)	407,338
250,000	Dryden CLO, Ltd., Class A, Series 2020-78A, 5.26%(US0003M+118bps), 4/17/33, Callable 1/17/23 @ 100(b)	244,676
250,000	Eaton Vance CLO, Ltd., Class A13R, Series 2013-1A, 5.33%(US0003M+125bps), 1/15/34, Callable 1/15/23 @ 100(b)	243,866
363,000	Eaton Vance CLO, Ltd., Class AR, Series 2019-1A, 5.18%(US0003M+110bps), 4/15/31, Callable 1/15/23 @ 100(b)	356,123
930,000	Eaton Vance CLO, Ltd., Class AR, Series 2020-2A, 5.23%(US0003M+115bps), 1/15/35, Callable 1/15/24 @ 100(b)	907,499
1,469,000	ELP Commercial Mortgage Trust, Class A, Series 2021-ELP, 5.02%(US0001M+70bps), 11/15/36(b)	1,406,766
522,263	Extended Stay America Trust, Class A, Series 2021-ESH, 5.40%(US0001M+108bps), 7/15/38(b)	507,232
439,287	Extended Stay America Trust, Class D, Series 2021-ESH, 6.57%(US0001M+225bps), 7/15/38(b)	420,719
297,739	Extended Stay America Trust, Class B, Series 2021-ESH, 5.70%(US0001M+138bps), 7/15/38(b)	286,213
219,643	Extended Stay America Trust, Class C, Series 2021-ESH, 6.02%(US0001M+170bps), 7/15/38(b)	210,866
508,000	Flatiron CLO 20, Ltd., Class A, Series 2020-1A, 5.98%(US0003M+130bps), 11/20/33, Callable 2/20/23 @ 100(b)	496,469
250,000	Flatiron CLO 21, Ltd., Class A1, Series 2021-1A, 5.34%(US0003M+111bps), 7/19/34, Callable 7/19/23 @ 100(b)	243,887
643,000	GS Mortgage Securities Corp. Trust, Class A, Series 2021-IP, 5.27%(US0001M+95bps), 10/15/36(b)	599,474
100,000	GS Mortgage Securities Corp. Trust, Class B, Series 2021-IP, 5.47%(US0001M+115bps), 10/15/36(b)	92,449
100,000	GS Mortgage Securities Corp. Trust, Class C, Series 2021-IP, 5.87%(US0001M+155bps), 10/15/36(b)	92,379

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$800,000	INTOWN STAY Mortgage Trust, Class A, Series 2022, 6.82%(TSFR1M+249bps), 8/15/37, Callable 8/15/24 @ 100(b)	$790,463
556,000	Invesco CLO, Ltd., Class A, Series 2021-3A, 5.45%(US0003M+113bps), 10/22/34, Callable 10/22/23 @ 100(b)	539,393
41,000	J.P. Morgan Chase Commercial Mortgage Securities Trust, Class CFX, Series 2018-WPT, 4.95%, 7/5/23, Callable 7/5/23 @ 100(b)	40,304
64,000	J.P. Morgan Chase Commercial Mortgage Securities Trust, Class DFX, Series 2018-WPT, 5.35%, 7/5/23, Callable 7/5/23 @ 100(b)	62,913
87,000	J.P. Morgan Chase Commercial Mortgage Securities Trust, Class EFX, Series 2018-WPT, 5.54%, 7/5/23, Callable 7/5/23 @ 100(b)	85,228
280,147	Life Mortgage Trust, Class A, Series 2021-BMR, 5.02%(US0001M+70bps), 3/15/38(b)	271,360
426,000	Life Mortgage Trust, Class D, Series 2022-BMR2, 6.88%(TSFR1M+254bps), 5/15/39, Callable 5/15/24 @ 100(b)	408,022
98,297	Life Mortgage Trust, Class B, Series 2021-BMR, 5.20%(US0001M+88bps), 3/15/38(b)	93,962
855,000	Life Mortgage Trust, Class B, Series 2022-BMR2, 6.13%(TSFR1M+179bps), 5/15/39, Callable 5/15/24 @ 100(b)	828,301
1,420,000	Life Mortgage Trust, Class A1, Series 2022-BMR2, 5.63%(TSFR1M+130bps), 5/15/39, Callable 5/15/24 @ 100(b)	1,384,526
98,297	Life Mortgage Trust, Class E, Series 2021-BMR, 6.07%(US0001M+175bps), 3/15/38(b)	93,039
98,297	Life Mortgage Trust, Class D, Series 2021-BMR, 5.72%(US0001M+140bps), 3/15/38(b)	93,173
98,297	Life Mortgage Trust, Class C, Series 2021-BMR, 5.42%(US0001M+110bps), 3/15/38(b)	93,451
479,000	Life Mortgage Trust, Class C, Series 2022-BMR2, 6.43%(TSFR1M+209bps), 5/15/39, Callable 5/15/24 @ 100(b)	463,445
250,000	Lucali CLO, Ltd., Class A, Series 2020-1A, 5.29%(US0003M+121bps), 1/15/32, Callable 1/15/23 @ 100(b)	246,595
320,000	Madison Park Funding L, Ltd., Class A, Series 2021-50A, 5.37%(US0003M+114bps), 4/19/34, Callable 4/19/23 @ 100(b)	313,016
910,000	Madison Park Funding LII, Ltd., Class A, Series 2021-52A, 5.42%(US0003M+110bps), 1/22/35, Callable 1/22/24 @ 100(b)	880,862
250,000	Madison Park Funding XLV, Ltd., Class AR, Series 2020-45A, 5.20%(US0003M+112bps), 7/15/34, Callable 7/15/23 @ 100(b)	243,722
229,458	Madison Park Funding, Ltd., Class A1R2, Series 2015-19A, 5.24%(US0003M+92bps), 1/22/28, Callable 1/22/23 @ 100(b)	226,917
250,000	Magnetite XXI, Ltd., Class AR, Series 2019-21A, 5.26%(US0003M+102bps), 4/20/34, Callable 1/20/23 @ 100(b)	242,883

See accompanying notes to the financial statements.

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$280,000	Magnetite XXIX, Ltd., Class A, Series 2021-29A, 5.07%(US0003M+99bps), 1/15/34, Callable 1/15/23 @ 100(b)	$274,626
250,000	Magnetite XXVII, Ltd., Class AR, Series 2020-27A, 5.38%(US0003M+114bps), 10/20/34, Callable 10/20/23 @ 100(b)	243,340
968,000	Magnetite XXX, Ltd., Class A, Series 2021-30A, 5.49%(US0003M+113bps), 10/25/34, Callable 10/25/23 @ 100(b)	942,522
260,000	MHC Commercial Mortgage Trust, Class A, Series 2021-MHC, 5.12%(US0001M+80bps), 4/15/38(b)	251,975
315,000	Milos CLO, Ltd., Class AR, Series 2017-1A, 5.31%(US0003M+107bps), 10/20/30, Callable 1/20/23 @ 100(b)	310,496
56,000	Morgan Stanley Capital I Trust, Class B, Series 2019-Mead, 3.18%, 11/10/36, Callable 11/10/24 @ 100(b)	51,953
196,000	Morgan Stanley Capital I Trust, Class B, Series 2018-BOP, 5.57%(US0001M+125bps), 6/15/35(b)	194,107
385,000	Morgan Stanley Capital I Trust, Class A, Series 2019-Mead, 3.17%, 11/10/36, Callable 11/10/24 @ 100(b)	358,332
132,000	Morgan Stanley Capital I Trust, Class A4, Series 2018-H4, 4.31%, 12/15/51, Callable 1/15/29 @ 100	124,875
53,000	Morgan Stanley Capital I Trust, Class C, Series 2019-Mead, 3.18%, 11/10/36, Callable 11/10/24 @ 100(b)(c)	48,327
471,200	Morgan Stanley Capital I Trust, Class C, Series 2018-BOP, 5.82%(US0001M+150bps), 6/15/35(b)	438,953
326,000	Peace Park CLO, Ltd., Class A, Series 2021-1A, 5.37%(US0003M+113bps), 10/20/34, Callable 10/20/23 @ 100(b)	317,419
17,385	Prima Capital CRE Securitization, Class A, Series 2021-9A, 5.39%(US0001M+145bps), 12/15/37, Callable 10/25/23 @ 100(b)	17,169
333,000	Rockland Park CLO, Ltd., Class A, Series 2021-1A, 5.36%(US0003M+112bps), 4/20/34, Callable 4/20/23 @ 100(b)	324,962
130,000	SPGN Mortgage Trust, Class C, Series 2022-TFLM, 6.99%(TSFR1M+265bps), 2/15/39, Callable 2/15/24 @ 100(b)	121,692
250,000	SPGN Mortgage Trust, Class B, Series 2022-TFLM, 6.34%(TSFR1M+200bps), 2/15/39, Callable 2/15/24 @ 100(b)	235,257
1,013,000	SREIT Trust, Class A, Series 2021-MFP, 5.05%(US0001M+73bps), 11/15/38(b)	974,139
360,000	SREIT Trust, Class C, Series 2021-MFP, 5.65%(US0001M+133bps), 11/15/38(b)	341,905
237,000	SREIT Trust, Class D, Series 2021-MFP, 5.90%(US0001M+158bps), 11/15/38(b)	223,620
580,000	SREIT Trust, Class B, Series 2021-MFP, 5.40%(US0001M+108bps), 11/15/38(b)	552,278

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$248,046	Stratus CLO, Ltd., Class A, Series 2022-1A, 5.71%(TSFR3M+175bps), 7/20/30, Callable 7/20/23 @ 100(b)	$244,671
403,000	Symphony CLO XIX, Ltd., Class A, Series 2018-19A, 5.04%(US0003M+96bps), 4/16/31, Callable 1/16/23 @ 100(b)	394,444
500,000	Symphony CLO XXVI, Ltd., Class AR, Series 2021-26A, 5.32%(US0003M+108bps), 4/20/33, Callable 1/20/23 @ 100(b)	485,649
1,054,000	Symphony CLO XXXII, Ltd., Class A1, Series 2022-32A, 5.36%(TSFR3M+132bps), 4/23/35, Callable 4/23/24 @ 100(b)	1,029,810
285,000	VLS Commercial Mortgage Trust, Class A, Series 2020-LAB, 2.13%, 10/10/42(b)	218,865
20,000	VLS Commercial Mortgage Trust, Class B, Series 2020-LAB, 2.45%, 10/10/42(b)	15,134
551,000	Voya CLO, Ltd., Class A1R, Series 2020-2A, 5.39%(US0003M+116bps), 7/19/34, Callable 7/19/23 @ 100(b)	539,186
564,000	Voya CLO, Ltd., Class AR, Series 2020-1A, 5.23%(US0003M+115bps), 7/16/34, Callable 7/16/23 @ 100(b)	549,719
335,000	Voya CLO, Ltd., Class A, Series 2019-2, 5.51%(US0003M+127bps), 7/20/32, Callable 1/20/23 @ 100(b)	329,104
1,073,000	Voya CLO, Ltd., Class AR, Series 2020-3A, 5.39%(US0003M+115bps), 10/20/34, Callable 10/20/23 @ 100(b)	1,043,940
155,000	Wells Fargo Commercial Mortgage Trust, Class A5, Series 2018-C48, 4.30%, 1/15/52, Callable 12/15/28 @ 100	146,714
185,000	Wells Fargo Commercial Mortgage Trust, Class A, Series 2021-FCMT, 5.52%(US0001M+120bps), 5/15/31(b)	176,121

Total Collateralized Mortgage Obligations (Cost $86,698,745)		83,734,497

Convertible Bonds (0.2%):
Entertainment (0.0%†):
25,000	Live Nation Entertainment, Inc., 2.00%, 2/15/25	24,634

Hotels, Restaurants & Leisure (0.0%†):
37,000	Booking Holdings, Inc., 0.75%, 5/1/25	49,515
27,000	Vail Resorts, Inc., 2.55%, 1/1/26	25,033

		74,548

Leisure Products (0.0%†):
19,000	Callaway Golf Co., 2.75%, 5/1/26	24,594

Media (0.1%):
54,000	DISH Network Corp., 2.38%, 3/15/24	48,843
846,000	DISH Network Corp., 3.38%, 8/15/26	531,210

		580,053

Oil, Gas & Consumable Fuels (0.1%):
31,702	Mesquite Energy, Inc., 15.00%, 7/15/23(a)(b)	202,024
54,850	Mesquite Energy, Inc., 15.00%, 7/15/23(a)(b)	349,537

		551,561

See accompanying notes to the financial statements.

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Convertible Bonds, continued
Professional Services (0.0%†):
$16,000	FTI Consulting, Inc., 2.00%, 8/15/23	$25,192
23,000	KBR, Inc., 2.50%, 11/1/23	47,738

		72,930

Semiconductors & Semiconductor Equipment (0.0%†):
8,000	ON Semiconductor Corp., 1.63%, 10/15/23	23,988

Total Convertible Bonds (Cost $1,082,922)		1,352,308

Bank Loans (0.0%†):
Chemicals (0.0%†):
14,813	Consolidated Energy Term Incr B 1Ln, 7.82% (LIBOR+350bps ), 5/7/25	14,109
19,850	Diamond (BC) B.V. Term B 1Ln, 7.07% (LIBOR+275bps ), 9/29/28	19,155

		33,264

Construction & Engineering (0.0%†):
35,000	DG Investment Intermediate Holdings Term 2Ln, 11.07% (LIBOR+675bps ), 3/31/29	30,742
4,938	DG Investment Intermediate Holdings Term B 1Ln, 8.07% (LIBOR+375bps ), 3/31/28	4,715

		35,457

Diversified Consumer Services (0.0%†):
15,000	Ascend Learning Term 2Ln, 10.07% (LIBOR+575bps ), 12/10/29	12,806
163,763	Ascend Learning Term B 1Ln, 7.82% (LIBOR+350bps ), 12/10/28	154,551

		167,357

Hotels, Restaurants & Leisure (0.0%†):
248,125	City Football Group Term B 1Ln, 7.32% (LIBOR+300bps ), 7/21/28	231,377
172,804	Diamond Sports Group Term 2Ln, 7.71% (Term SOFR+335bps ), 8/24/26	19,008
104,275	Golden Entertainment Term B 1Ln, 7.32% (LIBOR+300bps ), 10/20/24	103,884

		354,269

Industrial Products (0.0%†):
120,000	Brookfield WEC Holding Inc. Term 1Ln, 8.11% (Term SOFR+375bps ), 8/1/25	119,363

Media (0.0%†):
44,887	ABG Intermediate Holdings 2 LLC Term B1 1LN, 7.86% (Term SOFR+350bps ), 12/21/28	43,373

Software (0.0%†):
3,385	Acuris Finance US Inc. Term 1Ln, 8.36% (Term SOFR+400bps ), 2/16/28	3,322

Software & Tech Services (0.0%†):
106,617	Athenahealth Term B 1Ln, 7.86% (Term SOFR+350bps ), 2/15/29	95,993
18,116	Athenahealth Term DD 1Ln, 7.82% (LIBOR+350bps ), 2/15/29+	16,311
300,000	Nielsen Holdings Term B 1Ln, 4.36% (Term SOFR+0bps ), 4/11/29	267,189

		379,493

Total Bank Loans (Cost $1,268,042)		1,135,898

Principal Amount		Value
Corporate Bonds (21.5%):
Aerospace & Defense (0.5%):
$1,145,000	Boeing Co. (The), 5.04%, 5/1/27, Callable 3/1/27 @ 100	$1,134,022
145,000	Boeing Co. (The), 5.15%, 5/1/30, Callable 2/1/30 @ 100	141,841
1,100,000	Boeing Co. (The), 5.71%, 5/1/40, Callable 11/1/39 @ 100	1,055,568
100,000	Boeing Co. (The), 5.81%, 5/1/50, Callable 11/1/49 @ 100	93,944
1,150,000	Boeing Co. (The), 5.93%, 5/1/60, Callable 11/1/59 @ 100	1,062,345
310,000	BWX Technologies, Inc., 4.13%, 6/30/28, Callable 6/30/23 @ 102.06(b)	276,287
445,000	BWX Technologies, Inc., 4.13%, 4/15/29, Callable 4/15/24 @ 102.06(b)	389,375
5,000	Howmet Aerospace, Inc., 5.95%, 2/1/37	4,844
145,000	Moog, Inc., 4.25%, 12/15/27, Callable 2/6/23 @ 103.19(b)	133,400
40,000	TransDigm UK Holdings plc, 6.88%, 5/15/26, Callable 2/6/23 @ 103.44	39,300
40,000	TransDigm, Inc., 6.38%, 6/15/26, Callable 2/6/23 @ 101.59	38,950
35,000	TransDigm, Inc., 7.50%, 3/15/27, Callable 2/6/23 @ 103.75	34,606
1,655,000	TransDigm, Inc., 5.50%, 11/15/27, Callable 2/6/23 @ 102.75	1,539,150
310,000	TransDigm, Inc., 4.88%, 5/1/29, Callable 5/1/24 @ 102.44	269,700

		6,213,332

Air Freight & Logistics (0.0%†):
255,000	Cargo Aircraft Management, Inc., 4.75%, 2/1/28, Callable 2/1/23 @ 102.38(b)	229,500
237,000	XPO Logistics, Inc., 6.25%, 5/1/25, Callable 2/6/23 @ 103.13(b)	239,370

		468,870

Auto Components (0.0%†):
125,000	Dana, Inc., 4.50%, 2/15/32, Callable 2/15/27 @ 102.25	101,406

Automobiles (0.2%):
485,000	Magallanes, Inc., 3.43%, 3/15/24(b)	470,465
265,000	Magallanes, Inc., 3.64%, 3/15/25(b)	252,195
519,000	Magallanes, Inc., 3.76%, 3/15/27, Callable 2/15/27 @ 100(b)	468,676
180,000	Magallanes, Inc., 4.05%, 3/15/29, Callable 1/15/29 @ 100(b)	156,306
753,000	Magallanes, Inc., 4.28%, 3/15/32, Callable 12/15/31 @ 100(b)	621,853
391,000	Magallanes, Inc., 5.05%, 3/15/42, Callable 9/15/41 @ 100(b)	301,414
576,000	Magallanes, Inc., 5.14%, 3/15/52, Callable 9/15/51 @ 100(b)	423,909
40,000	Magic Mergeco, Inc., 5.25%, 5/1/28, Callable 11/1/23 @ 102.63(b)	32,000
270,000	Michaels Cos., Inc. (The), 7.88%, 5/1/29, Callable 5/1/24 @ 103.94(b)	179,550

See accompanying notes to the financial statements.

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Corporate Bonds, continued
Automobiles, continued
$165,000	Thor Industries, Inc., 4.00%, 10/15/29, Callable 10/15/24 @ 102(b)	$129,525
209,000	Volkswagen Group of America Finance LLC, 3.13%, 5/12/23(b)	207,219

		3,243,112

Banks (2.4%):
410,000	Bank of America Corp., Series L, 3.95%, 4/21/25	398,850
151,000	Bank of America Corp., Series G, 4.45%, 3/3/26	148,118
1,300,000	Bank of America Corp., 3.42% (US0003M+104 bps), 12/20/28, Callable 12/20/27 @ 100	1,176,933
980,000	Bank of America Corp., 2.30% (SOFR+122 bps), 7/21/32, Callable 7/21/31 @ 100	756,607
6,359,000	Bank of America Corp., 5.02% (SOFR+216 bps), 7/22/33, Callable 7/22/32 @ 100	6,069,933
70,000	CIT Group, Inc., 3.93% (SOFR+4 bps), 6/19/24, Callable 6/19/23 @ 100	69,212
165,000	CIT Group, Inc., 6.13%, 3/9/28	168,506
2,455,000	Citigroup, Inc., 3.35% (US0003M+90 bps), 4/24/25, Callable 4/24/24 @ 100	2,380,977
1,098,000	Citigroup, Inc., 4.30%, 11/20/26	1,063,292
1,156,000	Citigroup, Inc., 4.41% (SOFR+391 bps), 3/31/31, Callable 3/31/30 @ 100	1,064,330
2,635,000	Citigroup, Inc., 4.91% (SOFR+209 bps), 5/24/33, Callable 5/24/32 @ 100	2,480,752
2,500,000	JPMorgan Chase & Co., 4.49% (SOFR+379 bps), 3/24/31, Callable 3/24/30 @ 100	2,348,908
181,000	JPMorgan Chase & Co., 2.96% (SOFR+252 bps), 5/13/31, Callable 5/13/30 @ 100	149,686
5,828,000	JPMorgan Chase & Co., 4.59% (SOFR+180 bps), 4/26/33, Callable 4/26/32 @ 100	5,391,180
937,000	JPMorgan Chase & Co., 4.91% (SOFR+208 bps), 7/25/33, Callable 7/25/32 @ 100	894,494
3,705,000	Wells Fargo & Co., 2.41% (US0003M+83 bps), 10/30/25, Callable 10/30/24 @ 100, MTN	3,509,976
1,099,000	Wells Fargo & Co., 3.53% (SOFR+151 bps), 3/24/28, Callable 3/24/27 @ 100	1,022,532
2,645,000	Wells Fargo & Co., 4.48% (US0003M+4 bps), 4/4/31, Callable 4/4/30 @ 100, MTN	2,478,138
1,800,000	Wells Fargo & Co., 5.01% (US0003M+424 bps), 4/4/51, Callable 4/4/50 @ 100, MTN	1,627,096

		33,199,520

Beverages (0.6%):
2,400,000	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.70%, 2/1/36, Callable 8/1/35 @ 100	2,269,922
3,100,000	Anheuser-Busch InBev Worldwide, Inc., 3.50%, 6/1/30, Callable 3/1/30 @ 100	2,836,906
150,000	Anheuser-Busch InBev Worldwide, Inc., 4.35%, 6/1/40, Callable 12/1/39 @ 100	133,346
333,000	Anheuser-Busch InBev Worldwide, Inc., 4.75%, 4/15/58, Callable 10/15/57 @ 100	294,398
2,445,000	Anheuser-Busch InBev Worldwide, Inc., 5.80%, 1/23/59, Callable 7/23/58 @ 100	2,553,067

Principal Amount		Value
Corporate Bonds, continued
Beverages, continued
$285,000	Triton Water Holdings, Inc., 6.25%, 4/1/29, Callable 4/1/24 @ 103.13(b)	$228,712

		8,316,351

Biotechnology (0.0%†):
555,000	Emergent BioSolutions, Inc., 3.88%, 8/15/28, Callable 8/15/23 @ 101.94(b)	269,175

Building Products (0.1%):
795,000	Advanced Drainage Systems, Inc., 5.00%, 9/30/27, Callable 1/23/23 @ 102.5(b)	743,325
120,000	Builders FirstSource, Inc., 4.25%, 2/1/32, Callable 8/1/26 @ 102.13(b)	97,350
35,000	Roller Bearing Co. of America, Inc., 4.38%, 10/15/29, Callable 10/15/24 @ 102.19(b)	30,800

		871,475

Capital Markets (2.1%):
457,000	Ares Capital Corp., 4.20%, 6/10/24, Callable 5/10/24 @ 100	442,874
2,707,000	Ares Capital Corp., 3.88%, 1/15/26, Callable 12/15/25 @ 100	2,487,208
888,000	Blackstone Private Credit Fund, 7.05%, 9/29/25(b)	878,983
315,000	Coinbase Global, Inc., 3.38%, 10/1/28, Callable 10/1/24 @ 101.69(b)	165,375
380,000	Coinbase Global, Inc., 3.63%, 10/1/31, Callable 10/1/26 @ 101.81(b)	181,450
2,880,000	Goldman Sachs Group, Inc. (The), 3.80%, 3/15/30, Callable 12/15/29 @ 100	2,597,256
1,263,000	Goldman Sachs Group, Inc. (The), 2.38% (SOFR+125 bps), 7/21/32, Callable 7/21/31 @ 100	983,445
3,062,000	Goldman Sachs Group, Inc. (The), 3.10% (SOFR+141 bps), 2/24/33, Callable 2/24/32 @ 100	2,505,130
128,000	Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37	136,977
50,000	HAT Holdings I LLC / HAT Holdings II LLC, 3.38%, 6/15/26, Callable 3/15/26 @ 100(b)	43,250
55,000	LCM Investments Holdings II LLC, 4.88%, 5/1/29, Callable 5/1/24 @ 102.44(b)	45,100
380,000	Medline Borrower, LP, 3.88%, 4/1/29, Callable 10/1/24 @ 101.94(b)	304,000
55,000	ModivCare Escrow Issuer, Inc., 5.00%, 10/1/29, Callable 10/1/24 @ 102.5(b)	45,925
1,100,000	Moody’s Corp., 3.75%, 3/24/25, Callable 2/24/25 @ 100	1,071,457
1,100,000	Moody’s Corp., 3.25%, 1/15/28, Callable 10/15/27 @ 100	1,018,328
6,619,000	Morgan Stanley, 3.74% (US0003M+85 bps), 4/24/24, Callable 4/24/23 @ 100	6,585,349
2,534,000	Morgan Stanley, 3.62% (SOFR+312 bps), 4/1/31, Callable 4/1/30 @ 100	2,219,713
2,236,000	Morgan Stanley, 4.89% (SOFR+208 bps), 7/20/33, Callable 7/20/32 @ 100	2,111,582
1,700,000	Morgan Stanley, 6.34% (SOFR+256 bps), 10/18/33, Callable 10/18/32 @ 100	1,786,251
150,000	Mozart Debt Merger Sub, Inc., 5.25%, 10/1/29, Callable 10/1/24 @ 102.63(b)	118,875

See accompanying notes to the financial statements.

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Corporate Bonds, continued
Capital Markets, continued
$100,000	MSCI, Inc., 3.25%, 8/15/33, Callable 8/15/27 @ 101.63(b)	$77,250
485,000	Navios South American Logistics, Inc. / Navios Logistics Finance US, Inc., 10.75%, 7/1/25, Callable 2/6/23 @ 108.06(b)	460,750
2,296,000	Pine Street Trust I, 4.57%, 2/15/29, Callable 11/15/28 @ 100(b)	2,125,215
300,000	Pine Street Trust II, 5.57%, 2/15/49, Callable 8/15/48 @ 100(b)	264,637
15,000	Real Hero Merger Sub 2, Inc., 6.25%, 2/1/29, Callable 2/1/24 @ 103.13(b)	10,425
35,000	US Renal Care, Inc., 10.63%, 7/15/27, Callable 2/6/23 @ 105.31(b)	7,350
55,000	Victors Merger Corp., 6.38%, 5/15/29, Callable 5/15/24 @ 103.19(b)	30,250

		28,704,405

Chemicals (0.2%):
15,000	CF Industries, Inc., 4.95%, 6/1/43	12,806
510,000	Chemours Co. (The), 5.38%, 5/15/27, Callable 2/15/27 @ 100	467,287
915,000	Chemours Co. (The), 5.75%, 11/15/28, Callable 11/15/23 @ 102.88(b)	816,638
60,000	Diamond BC BV, 4.63%, 10/1/29, Callable 10/1/24 @ 102.31(b)	48,150
555,000	LSB Industries, Inc., 6.25%, 10/15/28, Callable 10/15/24 @ 103.13(b)	499,500
375,000	Olin Corp., 5.00%, 2/1/30, Callable 2/1/24 @ 102.5	342,187
650,000	Olympus Water US Holding Corp., 4.25%, 10/1/28, Callable 10/1/24 @ 102.13(b)	536,250
135,000	Scotts Miracle-Gro Co. (The), 4.38%, 2/1/32, Callable 8/1/26 @ 102.19	102,263
25,000	Valvoline, Inc., 4.25%, 2/15/30, Callable 2/15/25 @ 102.13(b)	24,375
350,000	Valvoline, Inc., 3.63%, 6/15/31, Callable 6/15/26 @ 101.81(b)	280,000
350,000	WR Grace Holdings LLC, 5.63%, 10/1/24(b)	345,625
50,000	WR Grace Holdings LLC, 4.88%, 6/15/27, Callable 6/15/23 @ 102.44(b)	44,295
125,000	WR Grace Holdings LLC, 5.63%, 8/15/29, Callable 8/15/24 @ 102.81(b)	100,781

		3,620,157

Commercial Services & Supplies (0.1%):
125,000	ADT Security Corp. (The), 4.13%, 8/1/29, Callable 8/1/28 @ 100(b)	105,938
430,000	Aramark Services, Inc., 5.00%, 2/1/28, Callable 2/6/23 @ 102.5(b)	400,437
615,000	CoreCivic, Inc., 8.25%, 4/15/26, Callable 4/15/24 @ 104.13	627,300
41,000	GEO Group, Inc. (The), 10.50%, 6/30/28, Callable 1/17/23 @ 103	41,461
85,000	GEO Group, Inc. (The), 9.50%, 12/31/28, Callable 1/17/23 @ 103(b)	81,388

Principal Amount		Value
Corporate Bonds, continued
Commercial Services & Supplies, continued
$25,000	Legends Hospitality Holding Co. LLC / Legends Hospitality Co-Issuer, Inc., 5.00%, 2/1/26, Callable 2/6/23 @ 102.5(b)	$22,156
25,000	Pitney Bowes, Inc., 6.88%, 3/15/27, Callable 3/15/24 @ 103.44(b)	21,344
45,000	Pitney Bowes, Inc., 7.25%, 3/15/29, Callable 3/15/24 @ 103.63(b)	35,156
270,000	Stericycle, Inc., 3.88%, 1/15/29, Callable 11/15/23 @ 101.94(b)	235,575

		1,570,755

Communications Equipment (0.1%):
405,000	CommScope, Inc., 6.00%, 3/1/26, Callable 2/6/23 @ 103(b)	373,613
205,000	CommScope, Inc., 7.13%, 7/1/28, Callable 7/1/23 @ 103.56(b)	146,575
200,000	CommScope, Inc., 4.75%, 9/1/29, Callable 9/1/24 @ 102.38(b)	161,250
250,000	Viavi Solutions, Inc., 3.75%, 10/1/29, Callable 10/1/24 @ 101.88(b)	207,500

		888,938

Construction & Engineering (0.1%):
25,000	Arcosa, Inc., 4.38%, 4/15/29, Callable 4/15/24 @ 102.19(b)	21,625
845,000	Brand Industrial Services, Inc., 8.50%, 7/15/25, Callable 2/6/23 @ 102.13(b)	673,887
270,000	Dycom Industries, Inc., 4.50%, 4/15/29, Callable 4/15/24 @ 102.25(b)	235,575
55,000	Global Infrastructure Solutions, Inc., 5.63%, 6/1/29, Callable 6/1/24 @ 102.81(b)	42,763
25,000	Great Lakes Dredge & Dock Corp., 5.25%, 6/1/29, Callable 6/1/24 @ 102.63(b)	19,156
785,000	Pike Corp., 5.50%, 9/1/28, Callable 9/1/23 @ 102.75(b)	681,969

		1,674,975

Consumer Discretionary Products (0.1%):
275,000	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc., 4.63%, 1/15/29, Callable 1/15/25 @ 102.31(b)	232,375
160,000	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc., 6.75%, 1/15/30, Callable 1/15/25 @ 103.38(b)	128,800
900,000	NCL Corp., Ltd., 5.88%, 3/15/26, Callable 12/15/25 @ 100(b)	711,000

		1,072,175

Consumer Finance (1.7%):
2,090,000	Ally Financial, Inc., 3.05%, 6/5/23, Callable 5/5/23 @ 100	2,071,995
90,000	Ally Financial, Inc., 1.45%, 10/2/23, Callable 9/2/23 @ 100	87,104
100,000	Ally Financial, Inc., 5.13%, 9/30/24	98,940
224,000	Ally Financial, Inc., 5.80%, 5/1/25, Callable 4/1/25 @ 100	222,960
1,500,000	Ally Financial, Inc., 5.75%, 11/20/25, Callable 10/21/25 @ 100	1,451,806

See accompanying notes to the financial statements.

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Corporate Bonds, continued
Consumer Finance, continued
$1,000,000	Ally Financial, Inc., 7.10%, 11/15/27, Callable 10/15/27 @ 100^	$1,020,833
590,000	Ally Financial, Inc., 4.70% (H15T5Y+387 bps), 12/31/99, Callable 5/15/26 @ 100	400,844
577,000	Capital One Financial Corp., 2.64% (SOFR+129 bps), 3/3/26, Callable 3/3/25 @ 100	540,205
740,000	Capital One Financial Corp., 4.99% (SOFR+216 bps), 7/24/26, Callable 7/24/25 @ 100	725,466
2,665,000	Capital One Financial Corp., 3.65%, 5/11/27, Callable 4/11/27 @ 100	2,515,573
343,000	Capital One Financial Corp., 3.80%, 1/31/28, Callable 12/31/27 @ 100	320,410
738,000	Capital One Financial Corp., 3.27% (SOFR+179 bps), 3/1/30, Callable 3/1/29 @ 100	633,541
1,100,000	Capital One Financial Corp., 5.25% (SOFR+260 bps), 7/26/30, Callable 7/26/29 @ 100	1,054,297
250,000	Discover Bank, Series B, 4.68% (USSW5+173 bps), 8/9/28, Callable 8/9/23 @ 100	240,719
2,253,000	Discover Financial Services, 4.50%, 1/30/26, Callable 11/30/25 @ 100	2,168,569
174,000	Discover Financial Services, 6.70%, 11/29/32, Callable 8/29/32 @ 100	177,359
295,000	Ford Motor Credit Co LLC, 4.13%, 8/17/27, Callable 6/17/27 @ 100	264,642
550,000	Ford Motor Credit Co LLC, 4.00%, 11/13/30, Callable 8/13/30 @ 100	453,683
329,000	Ford Motor Credit Co. LLC, 5.58%, 3/18/24, Callable 2/18/24 @ 100	325,333
968,000	Ford Motor Credit Co. LLC, 4.06%, 11/1/24, Callable 10/1/24 @ 100	932,572
55,000	Ford Motor Credit Co. LLC, 5.13%, 6/16/25, Callable 5/16/25 @ 100	52,848
620,000	Ford Motor Credit Co. LLC, 5.11%, 5/3/29, Callable 2/3/29 @ 100	556,594
2,100,000	General Motors Financial Co., Inc., 4.00%, 1/15/25, Callable 10/15/24 @ 100	2,038,483
445,000	OneMain Finance Corp., 6.88%, 3/15/25	427,756
295,000	OneMain Finance Corp., 3.50%, 1/15/27, Callable 1/15/24 @ 101.75	243,744
155,000	OneMain Finance Corp., 3.88%, 9/15/28, Callable 9/15/24 @ 101.94	122,837
430,000	OneMain Finance Corp., 4.00%, 9/15/30, Callable 9/15/25 @ 102	322,500
244,000	Synchrony Financial, 4.38%, 3/19/24, Callable 2/19/24 @ 100	239,729
797,000	Synchrony Financial, 4.25%, 8/15/24, Callable 5/15/24 @ 100	779,267
3,605,000	Synchrony Financial, 3.95%, 12/1/27, Callable 9/1/27 @ 100	3,217,495

		23,708,104

Consumer Staple Products (0.1%):
475,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 5.13%, 2/1/28, Callable 1/1/28 @ 100(b)	449,469

Principal Amount		Value
Corporate Bonds, continued
Consumer Staple Products, continued
$975,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 5.75%, 4/1/33, Callable 1/1/33 @ 100(b)	$926,250

		1,375,719

Containers & Packaging (0.0%†):
5,000	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 4.13%, 8/15/26, Callable 1/17/23 @ 102.06(b)	4,338
190,000	Ball Corp., 3.13%, 9/15/31, Callable 6/15/31 @ 100	152,475
65,000	Graphic Packaging International LLC, 3.75%, 2/1/30, Callable 8/1/29 @ 100(b)	54,762

		211,575

Diversified Consumer Services (0.0%†):
232,000	Adtalem Global Education, Inc., 5.50%, 3/1/28, Callable 3/1/24 @ 102.75(b)	211,990
22,000	Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, 4.63%, 6/1/28, Callable 6/1/24 @ 102.31(b)	18,040
350,000	APX Group, Inc., 6.75%, 2/15/27, Callable 2/15/23 @ 103.38(b)	335,562

		565,592

Diversified Financial Services (0.2%):
185,000	Acrisure LLC / Acrisure Finance, Inc., 6.00%, 8/1/29, Callable 8/1/24 @ 103(b)	147,306
38,000	AXA Equitable Holdings, Inc., 3.90%, 4/20/23, Callable 3/20/23 @ 100	37,852
358,000	Jackson Financial, Inc., 5.17%, 6/8/27, Callable 5/8/27 @ 100^	352,046
452,000	Jackson Financial, Inc., 5.67%, 6/8/32, Callable 3/8/32 @ 100	426,283
1,530,000	Level 3 Financing, Inc., 4.25%, 7/1/28, Callable 7/1/23 @ 102.13(b)	1,204,875
15,000	Level 3 Financing, Inc., 3.63%, 1/15/29, Callable 1/15/24 @ 101.81(b)	10,913
130,000	OI European Group BV, 4.75%, 2/15/30, Callable 11/15/24 @ 102.38(b)	114,400
500,000	Peachtree Funding Trust, 3.98%, 2/15/25(b)	481,615
155,000	Venture Global Calcasieu Pass LLC, 3.88%, 8/15/29, Callable 2/15/29 @ 100(b)	134,850
150,000	Venture Global Calcasieu Pass LLC, 4.13%, 8/15/31, Callable 2/15/31 @ 100(b)	127,125
125,000	Venture Global Calcasieu Pass LLC, 3.88%, 11/1/33, Callable 5/1/33 @ 100(b)	101,719

		3,138,984

Diversified Telecommunication Services (0.5%):
138,000	AT&T, Inc., 4.30%, 2/15/30, Callable 11/15/29 @ 100	130,301
400,000	AT&T, Inc., 5.15%, 11/15/46, Callable 5/15/46 @ 100	359,103
1,200,000	AT&T, Inc., 3.80%, 12/1/57, Callable 6/1/57 @ 100	835,883
55,000	Cogent Communications Group, Inc., 3.50%, 5/1/26, Callable 2/1/26 @ 100(b)	49,844

See accompanying notes to the financial statements.

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Corporate Bonds, continued
Diversified Telecommunication Services, continued
$25,000	Consolidated Communications, Inc., 5.00%, 10/1/28, Callable 10/1/23 @ 103.75(b)	$18,375
185,000	Front Range BidCo, Inc., 6.13%, 3/1/28, Callable 3/1/23 @ 103.06(b)	105,219
640,000	Frontier Communications Corp., 5.88%, 10/15/27, Callable 10/15/23 @ 102.94(b)	594,400
45,000	Frontier Communications Corp., 5.00%, 5/1/28, Callable 5/1/24 @ 102.5(b)	39,094
45,000	Frontier Communications Corp., 6.75%, 5/1/29, Callable 5/1/24 @ 103.38(b)	37,069
5,496	Frontier Communications Holdings LLC, 5.88%, 11/1/29, Callable 11/1/24 @ 102.94	4,245
155,000	Frontier Communications Holdings LLC, 6.00%, 1/15/30, Callable 10/15/24 @ 103(b)	122,256
3,725,000	Verizon Communications, Inc., 2.10%, 3/22/28, Callable 1/22/28 @ 100	3,235,639
209,000	Verizon Communications, Inc., 2.55%, 3/21/31, Callable 12/21/30 @ 100	172,209
1,250,000	Verizon Communications, Inc., 2.99%, 10/30/56, Callable 4/30/56 @ 100	772,899
555,000	Windstream Escrow LLC / Windstream Escrow Finance Corp., 7.75%, 8/15/28, Callable 8/15/23 @ 103.88(b)	449,550
55,000	Zayo Group Holdings, Inc., 4.00%, 3/1/27, Callable 2/6/23 @ 100(b)	40,494

		6,966,580

Electric Utilities (0.7%):
941,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, 6.75%, 10/15/27, Callable 2/6/23 @ 103.38(b)	845,724
10,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 4.25%, 10/15/27, Callable 10/15/23 @ 102.13(b)	8,975
155,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 5.88%, 11/1/29, Callable 11/1/24 @ 102.94(b)	127,100
165,000	Cleco Corporate Holdings LLC, 3.38%, 9/15/29, Callable 6/15/29 @ 100	141,873
54,000	Duquesne Light Holdings, Inc., 2.53%, 10/1/30, Callable 7/1/30 @ 100(b)	42,879
587,000	Duquesne Light Holdings, Inc., 2.78%, 1/7/32, Callable 10/7/31 @ 100(b)	462,032
1,000,000	Emera US Finance LP, 3.55%, 6/15/26, Callable 3/15/26 @ 100	937,788
173,000	Exelon Corp., 2.75%, 3/15/27, Callable 2/15/27 @ 100	159,188
1,075,000	Exelon Corp., 4.05%, 4/15/30, Callable 1/15/30 @ 100	1,001,335
210,000	Exelon Corp., 3.35%, 3/15/32, Callable 12/15/31 @ 100	183,259
1,278,000	FirstEnergy Corp., 7.38%, 11/15/31	1,423,967
255,000	Genesis Energy LP / Genesis Energy Finance Corp., 8.00%, 1/15/27, Callable 1/15/24 @ 104	239,700
136,000	IPALCO Enterprises, Inc., 3.70%, 9/1/24, Callable 7/1/24 @ 100	131,920

Principal Amount		Value
Corporate Bonds, continued
Electric Utilities, continued
$17,000	NextEra Energy Operating Partners LP, 4.25%, 9/15/24, Callable 7/15/24 @ 100(b)	$15,682
430,000	NRG Energy, Inc., 5.75%, 1/15/28, Callable 1/23/23 @ 102.88	402,587
20,000	NRG Energy, Inc., 3.38%, 2/15/29, Callable 2/15/24 @ 101.69(b)	16,025
40,000	NRG Energy, Inc., 3.63%, 2/15/31, Callable 2/15/26 @ 101.81(b)	30,350
202,282	NSG Holdings LLC/NSG Holdings, Inc., 7.75%, 12/15/25(b)	195,708
795,000	Pacific Gas and Electric Co., 4.95%, 7/1/50, Callable 1/1/50 @ 100	625,620
1,370,000	PG&E Corp., 5.00%, 7/1/28, Callable 7/1/23 @ 102.5	1,253,550
311,000	PG&E Corp., 5.25%, 7/1/30, Callable 7/1/25 @ 102.63	283,010
605,000	Vistra Operations Co. LLC, 5.00%, 7/31/27, Callable 1/17/23 @ 102.5(b)	561,138

		9,089,410

Electrical Equipment (0.0%†):
55,000	Artera Services LLC, 9.03%, 12/4/25, Callable 2/6/23 @ 104.52(b)	45,650
65,000	Sensata Technologies BV, 4.00%, 4/15/29, Callable 4/15/24 @ 102(b)	56,062
310,000	Vertiv Group Corp., 4.13%, 11/15/28, Callable 11/15/24 @ 102.06(b)	264,275

		365,987

Electronic Equipment, Instruments & Components (0.0%†):
565,000	II-VI, Inc., 5.00%, 12/15/29, Callable 12/14/24 @ 102.5(b)	497,200

Energy Equipment & Services (0.0%†):
400,000	Transocean, Inc., 11.50%, 1/30/27, Callable 7/30/23 @ 105.75(b)	400,000

Entertainment (0.0%†):
310,000	ROBLOX Corp., 3.88%, 5/1/30, Callable 11/1/24 @ 101.94(b)	241,800

Equity Real Estate Investment Trusts (REITs) (1.6%):
371,000	American Homes 4 Rent LP, 3.63%, 4/15/32, Callable 1/15/32 @ 100	311,315
536,000	Boston Properties LP, 6.75%, 12/1/27, Callable 11/1/27 @ 100	553,382
1,039,000	Brandywine Operating Partners LP, 4.10%, 10/1/24, Callable 7/1/24 @ 100	991,796
1,265,000	Brandywine Operating Partners LP, 3.95%, 11/15/27, Callable 8/15/27 @ 100	1,063,150
62,000	Brandywine Operating Partners LP, 4.55%, 10/1/29, Callable 7/1/29 @ 100	52,046
719,000	Brandywine Operating Partnership LP, 7.55%, 3/15/28, Callable 2/15/28 @ 100	706,840
355,000	Brixmor Operating Partners LP, 3.85%, 2/1/25, Callable 11/1/24 @ 100	340,121
68,000	Corporate Office Properties LP, 2.25%, 3/15/26, Callable 2/15/26 @ 100	59,656

See accompanying notes to the financial statements.

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Corporate Bonds, continued
Equity Real Estate Investment Trusts (REITs), continued
$93,000	Corporate Office Properties LP, 2.75%, 4/15/31, Callable 1/15/31 @ 100	$69,776
10,000	Corrections Corp. of America, 4.63%, 5/1/23, Callable 2/1/23 @ 100	9,988
45,000	CTR Partnership LP / CareTrust Capital Corp., 3.88%, 6/30/28, Callable 3/30/28 @ 100(b)	37,969
430,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership LP, 3.75%, 12/15/27, Callable 9/15/27 @ 100(b)	359,461
66,000	Healthcare Trust of America Holdings LP, 3.50%, 8/1/26, Callable 5/1/26 @ 100	61,721
63,000	Healthcare Trust of America Holdings LP, 3.10%, 2/15/30, Callable 11/15/29 @ 100	52,967
400,000	Hudson Pacific Properties LP, 4.65%, 4/1/29, Callable 1/1/29 @ 100	343,588
735,000	Lexington Realty Trust, 4.40%, 6/15/24, Callable 3/15/24 @ 100	715,088
535,000	MPT Operating Partnership LP/MPT Finance Corp., 5.25%, 8/1/26, Callable 2/6/23 @ 101.75^	486,850
335,000	MPT Operating Partnership LP/MPT Finance Corp., 5.00%, 10/15/27, Callable 2/6/23 @ 102.5	281,400
114,000	Omega Healthcare Investors, Inc., 4.38%, 8/1/23, Callable 6/1/23 @ 100	112,497
101,000	Omega Healthcare Investors, Inc., 4.50%, 1/15/25, Callable 10/15/24 @ 100	97,790
1,278,000	Omega Healthcare Investors, Inc., 4.50%, 4/1/27, Callable 1/1/27 @ 100	1,189,689
2,482,000	Omega Healthcare Investors, Inc., 3.63%, 10/1/29, Callable 7/1/29 @ 100	2,082,884
133,000	Omega Healthcare Investors, Inc., 3.38%, 2/1/31, Callable 11/1/30 @ 100	102,327
189,000	Piedmont Operating Partnership LP, 2.75%, 4/1/32, Callable 1/1/32 @ 100	132,408
15,000	Retail Properties of America, Inc., 4.75%, 9/15/30, Callable 6/15/30 @ 100	13,203
1,214,000	Sabra Health Care LP, 3.20%, 12/1/31, Callable 9/1/31 @ 100	906,533
297,000	SBA Tower Trust, 2.84%, 1/15/25, Callable 1/15/24 @ 100(b)	279,694
97,000	SBA Tower Trust, 1.88%, 7/15/50, Callable 1/15/25 @ 100(b)	86,047
74,000	SBA Tower Trust, 2.33%, 7/15/52, Callable 7/15/26 @ 100(b)	61,687
40,000	Service Properties Trust, 4.95%, 2/15/27, Callable 8/15/26 @ 100	31,500
40,000	Service Properties Trust, 5.50%, 12/15/27, Callable 9/15/27 @ 100	34,450
45,000	Service Properties Trust, 4.95%, 10/1/29, Callable 7/1/29 @ 100	31,444
310,000	Service Properties Trust, 4.38%, 2/15/30, Callable 8/15/29 @ 100	206,150
96,000	STORE Capital Corp., 4.63%, 3/15/29, Callable 12/15/28 @ 100	86,291
1,277,000	STORE Capital Corp., 2.75%, 11/18/30, Callable 8/18/30 @ 100	977,794

Principal Amount		Value
Corporate Bonds, continued
Equity Real Estate Investment Trusts (REITs), continued
$212,000	Sun Communities Operating LP, 2.30%, 11/1/28, Callable 9/1/28 @ 100	$175,400
272,000	Sun Communities Operating LP, 2.70%, 7/15/31, Callable 4/15/31 @ 100	214,869
2,200,000	Tanger Properties LP, 3.13%, 9/1/26, Callable 6/1/26 @ 100	1,979,210
581,000	Tanger Properties LP, 2.75%, 9/1/31, Callable 6/1/31 @ 100	422,025
780,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.88%, 2/15/25, Callable 2/6/23 @ 103.94(b)	754,650
355,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 6.00%, 1/15/30, Callable 1/15/25 @ 103(b)	224,538
131,000	Ventas Realty LP, 4.00%, 3/1/28, Callable 12/1/27 @ 100	120,964
367,000	Ventas Realty LP, 3.00%, 1/15/30, Callable 10/15/29 @ 100	309,439
1,430,000	Ventas Realty LP, 4.75%, 11/15/30, Callable 8/15/30 @ 100	1,341,677
60,000	Vici Properties, 3.50%, 2/15/25, Callable 2/6/23 @ 101.75(b)	56,550
335,000	Vici Properties, 4.25%, 12/1/26, Callable 2/6/23 @ 102.13(b)	312,806
93,000	VICI Properties LP, 4.38%, 5/15/25	90,094
249,000	VICI Properties LP, 5.13%, 5/15/32, Callable 2/15/32 @ 100	230,325
72,000	Vornado Realty LP, 2.15%, 6/1/26, Callable 5/1/26 @ 100	60,635
400,000	WP Carey, Inc., 4.60%, 4/1/24, Callable 1/1/24 @ 100	394,861
3,000,000	WP Carey, Inc., 4.25%, 10/1/26, Callable 7/1/26 @ 100	2,889,762
66,000	WP Carey, Inc., 3.85%, 7/15/29, Callable 4/15/29 @ 100	59,507

		22,566,814

Financial Services (0.1%):
70,000	Clydesdale Acquisition Holdings, Inc., 6.63%, 4/15/29, Callable 4/15/25 @ 103.31(b)	66,675
120,000	Cobra AcquisitionCo LLC, 6.38%, 11/1/29, Callable 11/1/24 @ 103.25(b)	69,600
640,000	Hightower Holding LLC, 6.75%, 4/15/29, Callable 4/15/24 @ 103.38(b)	535,200
70,000	Jane Street Group/JSG Finance, Inc., 4.50%, 11/15/29, Callable 11/15/24 @ 102.25(b)	61,075

		732,550

Financials (0.1%):
2,052,000	Blackstone Private Credit Fund, 4.70%, 3/24/25^	1,969,356

		1,969,356

Food & Staples Retailing (0.1%):
25,000	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.63%, 1/15/27, Callable 2/6/23 @ 103.47(b)	23,125

See accompanying notes to the financial statements.

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Corporate Bonds, continued
Food & Staples Retailing, continued
$50,000	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 3.50%, 3/15/29, Callable 9/15/23 @ 101.75(b)	$41,938
605,000	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.88%, 2/15/30, Callable 2/15/25 @ 103.66(b)	539,962
445,000	Performance Food Group, Inc., 6.88%, 5/1/25, Callable 3/13/23 @ 103.44(b)	445,000
335,000	Performance Food Group, Inc., 5.50%, 10/15/27, Callable 2/6/23 @ 102.75(b)	317,831
70,000	Performance Food Group, Inc., 4.25%, 8/1/29, Callable 8/1/24 @ 102.13(b)	60,463
93,000	Sysco Corp., 5.95%, 4/1/30, Callable 1/1/30 @ 100	96,668
140,000	Sysco Corp., 6.60%, 4/1/50, Callable 10/1/49 @ 100	154,046
45,000	United Natural Foods, Inc., 6.75%, 10/15/28, Callable 10/15/23 @ 103.38(b)	43,031
160,000	US Foods, Inc., 4.75%, 2/15/29, Callable 2/15/24 @ 102.38(b)	141,400
60,000	US Foods, Inc., 4.63%, 6/1/30, Callable 6/1/25 @ 102.31(b)	52,800

		1,916,264

Food Products (0.2%):
110,000	C&S Group Enterprises LLC, 5.00%, 12/15/28, Callable 12/15/23 @ 102.5(b)	83,050
154,000	JBS Finance Luxembourg Sarl, 3.63%, 1/15/32, Callable 1/15/27 @ 101.81(b)	125,125
880,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 5.50%, 1/15/30, Callable 1/15/25 @ 102.75(b)	837,100
1,375,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 3.00%, 5/15/32, Callable 2/15/32 @ 100(b)	1,055,313
350,000	Pilgrim’s Pride Corp., 4.25%, 4/15/31, Callable 4/15/26 @ 102.13(b)	296,625
45,000	Post Holdings, Inc., 5.63%, 1/15/28, Callable 1/23/23 @ 102.81(b)	42,356
69,000	Post Holdings, Inc., 4.50%, 9/15/31, Callable 9/15/26 @ 102.25(b)	58,305
270,000	TreeHouse Foods, Inc., 4.00%, 9/1/28, Callable 9/1/23 @ 102	229,500

		2,727,374

Health Care (0.0%†):
200,000	180 Medical, Inc., 3.88%, 10/15/29, Callable 10/7/24 @ 101.94(b)	171,940

Health Care Equipment & Supplies (0.1%):
400,000	Hologic, Inc., 4.63%, 2/1/28, Callable 2/6/23 @ 102.31(b)	372,000
350,000	Hologic, Inc., 3.25%, 2/15/29, Callable 9/28/23 @ 101.63(b)	301,000

		673,000

Principal Amount		Value
Corporate Bonds, continued
Health Care Providers & Services (1.4%):
$140,000	AHP Health Partners, Inc., 5.75%, 7/15/29, Callable 7/15/24 @ 102.88(b)	$110,600
35,000	Cano Health LLC, 6.25%, 10/1/28, Callable 10/1/24 @ 103.13(b)	19,950
3,765,000	Centene Corp., 4.25%, 12/15/27, Callable 1/23/23 @ 102.13	3,539,100
1,485,000	Centene Corp., 2.45%, 7/15/28, Callable 5/15/28 @ 100	1,247,400
1,190,000	Centene Corp., 4.63%, 12/15/29, Callable 12/15/24 @ 102.31	1,082,900
245,000	Centene Corp., 3.38%, 2/15/30, Callable 2/15/25 @ 101.69	206,413
610,000	Centene Corp., 2.63%, 8/1/31, Callable 5/1/31 @ 100	477,325
255,000	CHS/Community Health Systems, Inc., 5.63%, 3/15/27, Callable 12/15/23 @ 102.81(b)	218,025
255,000	CHS/Community Health Systems, Inc., 6.00%, 1/15/29, Callable 1/15/24 @ 103(b)	212,287
385,000	CHS/Community Health Systems, Inc., 6.13%, 4/1/30, Callable 4/1/25 @ 103.06(b)	188,650
285,000	CHS/Community Health Systems, Inc., 5.25%, 5/15/30, Callable 5/15/25 @ 102.63(b)	215,175
45,000	CHS/Community Health Systems, Inc., 4.75%, 2/15/31, Callable 2/15/26 @ 102.38(b)	32,625
4,341,000	Cigna Corp., 4.38%, 10/15/28, Callable 7/15/28 @ 100	4,200,030
605,000	Community Health Systems, Inc., 8.00%, 3/15/26, Callable 2/6/23 @ 104(b)	547,525
780,000	DaVita, Inc., 4.63%, 6/1/30, Callable 6/1/25 @ 102.31(b)	627,900
55,000	Garden Spinco Corp., 8.63%, 7/20/30, Callable 7/20/27 @ 102.16(b)	57,475
780,000	HCA, Inc., 5.38%, 2/1/25	780,000
534,000	HCA, Inc., 5.63%, 9/1/28, Callable 3/1/28 @ 100	531,998
503,000	HCA, Inc., 5.88%, 2/1/29, Callable 8/1/28 @ 100	501,742
1,170,000	HCA, Inc., 3.50%, 9/1/30, Callable 3/1/30 @ 100	1,007,663
99,000	HCA, Inc., 3.63%, 3/15/32, Callable 12/15/31 @ 100(b)	84,048
50,000	HealthEquity, Inc., 4.50%, 10/1/29, Callable 10/1/24 @ 102.25(b)	44,250
314,000	Humana, Inc., 3.70%, 3/23/29, Callable 2/23/29 @ 100	288,989
40,000	Molina Healthcare, Inc., 3.88%, 11/15/30, Callable 8/17/30 @ 100(b)	34,200
170,000	Molina Healthcare, Inc., 3.88%, 5/15/32, Callable 2/15/32 @ 100(b)	144,075
25,000	Owens & Minor, Inc., 4.50%, 3/31/29, Callable 3/31/24 @ 102.25(b)	19,625
255,000	Surgery Center Holdings, Inc., 6.75%, 7/1/25, Callable 2/6/23 @ 100(b)	251,175
600,000	Tenet Healthcare Corp., 4.88%, 1/1/26, Callable 2/6/23 @ 102.44(b)	567,000
590,000	Tenet Healthcare Corp., 6.25%, 2/1/27, Callable 2/6/23 @ 101.56(b)	567,875

See accompanying notes to the financial statements.

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Corporate Bonds, continued
Health Care Providers & Services, continued
$510,000	Tenet Healthcare Corp., 6.13%, 10/1/28, Callable 10/1/23 @ 103.06(b)	$456,450
295,000	Tenet Healthcare Corp., 4.25%, 6/1/29, Callable 6/1/24 @ 102.13(b)	255,175
140,000	Tenet Healthcare Corp., 4.38%, 1/15/30, Callable 12/1/24 @ 102.19(b)	121,275
117,000	Toledo Hospital (The), Series B, 5.33%, 11/15/28	91,014

		18,729,934

Hotels, Restaurants & Leisure (0.4%):
15,000	Affinity Gaming, 6.88%, 12/15/27, Callable 12/1/23 @ 103.44(b)	12,713
445,000	Boyd Gaming Corp., 4.75%, 12/1/27, Callable 1/17/23 @ 102.38^	413,850
145,000	Caesars Entertainment, Inc., 4.63%, 10/15/29, Callable 10/15/24 @ 102.31(b)	117,994
350,000	Carnival Corp., 10.50%, 2/1/26, Callable 8/1/23 @ 105.25(b)	351,312
565,000	Carnival Corp., 7.63%, 3/1/26, Callable 3/1/24 @ 101.91(b)	453,412
245,000	Carnival Corp., 10.50%, 6/1/30, Callable 6/1/25 @ 105.25^(b)	199,675
125,000	Carrols Restaurant Group, Inc., 5.88%, 7/1/29, Callable 7/1/24 @ 102.94^(b)	87,187
765,000	Golden Entertainment, Inc., 7.63%, 4/15/26, Callable 2/6/23 @ 103.81(b)	751,612
40,000	Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc, 5.00%, 6/1/29, Callable 6/1/24 @ 102.5(b)	34,700
75,000	Jacobs Entertainment, Inc., 6.75%, 2/15/29, Callable 2/15/25 @ 103.38(b)	67,313
45,000	Life Time, Inc., 5.75%, 1/15/26, Callable 2/6/23 @ 102.88(b)	41,625
40,000	Marriott Ownership Resorts, Inc., 4.50%, 6/15/29, Callable 6/15/24 @ 102.25(b)	33,100
170,000	NCL Corp., Ltd., 5.88%, 2/15/27, Callable 2/15/24 @ 102.94(b)	147,145
20,000	NCL Finance, Ltd., 6.13%, 3/15/28, Callable 12/15/27 @ 100(b)	14,900
280,000	Royal Caribbean Cruises, Ltd., 11.50%, 6/1/25, Callable 1/17/23 @ 108.63(b)	300,300
310,000	Royal Caribbean Cruises, Ltd., 5.50%, 8/31/26, Callable 2/28/26 @ 100(b)	261,175
115,000	Royal Caribbean Cruises, Ltd., 5.38%, 7/15/27, Callable 10/15/26 @ 100(b)	93,438
510,000	Station Casinos LLC, 4.50%, 2/15/28, Callable 2/15/23 @ 102.25(b)	443,700
255,000	Viking Cruises, Ltd., 13.00%, 5/15/25, Callable 1/23/23 @ 109.75(b)	270,300
255,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25, Callable 12/1/24 @ 100(b)	241,613
390,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.25%, 5/15/27, Callable 2/15/27 @ 100^(b)	351,000
350,000	Yum! Brands, Inc., 4.63%, 1/31/32, Callable 10/1/26 @ 102.31	309,750

		4,997,814

Principal Amount		Value
Corporate Bonds, continued
Household Durables (0.1%):
$65,000	Ambience Merger Sub, Inc., 4.88%, 7/15/28, Callable 7/15/23 @ 102.44(b)	$46,150
70,000	Ashton Woods USA LLC / Ashton Woods Finance Co., 4.63%, 4/1/30, Callable 4/1/25 @ 102.31(b)	55,913
150,000	Century Communities, Inc., 3.88%, 8/15/29, Callable 2/15/29 @ 100(b)	117,937
295,000	LBM Acquisition LLC, 6.25%, 1/15/29, Callable 1/15/24 @ 103.13(b)	187,325
10,000	Newell Brands, Inc., 5.38%, 4/1/36, Callable 10/1/35 @ 100	8,650
90,000	Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc., 4.75%, 4/30/27, Callable 10/15/23 @ 102.38(b)	79,200
15,000	Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc., 6.00%, 2/15/28, Callable 2/15/24 @ 103(b)	11,625
510,000	Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc., 10.75%, 6/1/28, Callable 6/1/23 @ 105.38(b)	471,750
130,000	Tempur Sealy International, Inc., 3.88%, 10/15/31, Callable 10/15/26 @ 101.94(b)	102,050
265,000	TopBuild Corp., 4.13%, 2/15/32, Callable 10/15/26 @ 102.06(b)	214,319

		1,294,919

Household Products (0.0%†):
55,000	Central Garden & Pet Co., 4.13%, 4/30/31, Callable 4/30/26 @ 102.06(b)	45,100

Independent Power and Renewable Electricity Producers (0.2%):
1,457,000	AES Corp. (The), 3.30%, 7/15/25, Callable 6/15/25 @ 100(b)	1,376,869
1,412,000	AES Corp. (The), 3.95%, 7/15/30, Callable 4/15/30 @ 100(b)	1,246,769
218,000	AES Corp. (The), 2.45%, 1/15/31, Callable 10/15/30 @ 100	173,443
30,000	Clearway Energy Operating LLC, 4.75%, 3/15/28, Callable 3/15/23 @ 103.56(b)	27,713
35,000	Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 8/15/28, Callable 8/15/23 @ 103.38(b)	31,413
85,000	Sunnova Energy Corp., 5.88%, 9/1/26, Callable 9/1/23 @ 102.94^(b)	75,650
15,000	TerraForm Power Operating LLC, 5.00%, 1/31/28, Callable 7/31/27 @ 100(b)	13,500

		2,945,357

Industrial Conglomerates (0.2%):
1,750,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25%, 5/15/26, Callable 2/6/23 @ 103.13	1,680,000
1,165,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.25%, 5/15/27, Callable 11/15/26 @ 100	1,067,431

		2,747,431

Industrial Services (0.0%†):
465,000	Minerva Merger Sub, Inc., 6.50%, 2/15/30, Callable 2/15/25 @ 103.25(b)	344,100

See accompanying notes to the financial statements.

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Corporate Bonds, continued
Industrial Services, continued
$190,000	Railworks Holdings LP/Railworks Rally, Inc., 8.25%, 11/15/28, Callable 11/15/24 @ 104.13(b)	$178,125

		522,225

Insurance (0.6%):
395,000	Acrisure LLC/Acrisure Finance, Inc., 4.25%, 2/15/29, Callable 2/15/24 @ 102.13(b)	325,875
400,000	American International Group, Inc., 2.50%, 6/30/25, Callable 5/30/25 @ 100	376,370
70,000	AmWINS Group, Inc., 4.88%, 6/30/29, Callable 6/30/24 @ 102.44(b)	59,938
40,000	AssuredPartners, Inc., 5.63%, 1/15/29, Callable 12/15/23 @ 102.81(b)	32,600
70,000	BroadStreet Partners, Inc., 5.88%, 4/15/29, Callable 4/15/24 @ 102.94(b)	59,850
242,000	Corebridge Financial, Inc., 3.50%, 4/4/25, Callable 3/4/25 @ 100(b)	232,123
824,000	Corebridge Financial, Inc., 3.65%, 4/5/27, Callable 3/5/27 @ 100(b)	769,073
339,000	Corebridge Financial, Inc., 3.85%, 4/5/29, Callable 2/5/29 @ 100(b)	310,911
404,000	Corebridge Financial, Inc., 3.90%, 4/5/32, Callable 1/5/32 @ 100(b)	354,901
92,000	Corebridge Financial, Inc., 4.35%, 4/5/42, Callable 10/5/41 @ 100(b)	75,924
271,000	Corebridge Financial, Inc., 4.40%, 4/5/52, Callable 10/5/51 @ 100(b)	217,583
2,771,000	Five Corners Funding Trust II, 2.85%, 5/15/30, Callable 2/15/30 @ 100(b)	2,324,176
115,000	HUB International, Ltd., 7.00%, 5/1/26, Callable 1/17/23 @ 101.75(b)	112,556
105,000	HUB International, Ltd., 5.63%, 12/1/29, Callable 12/1/24 @ 102.81(b)	91,875
436,000	Pacific Lifecorp, 5.13%, 1/30/43(b)	400,735
185,000	Ryan Specialty Group LLC, 4.38%, 2/1/30, Callable 2/1/25 @ 102.19(b)	160,719
227,000	Unum Group, 4.00%, 6/15/29, Callable 3/15/29 @ 100	205,898
1,000,000	Unum Group, 5.75%, 8/15/42	900,987
685,000	USI, Inc., 6.88%, 5/1/25, Callable 2/6/23 @ 100(b)	670,444

		7,682,538

Interactive Media & Services (0.0%†):
190,000	Match Group Holdings II LLC, 3.63%, 10/1/31, Callable 10/1/26 @ 101.81(b)	145,588
25,000	Match Group, Inc., 4.13%, 8/1/30, Callable 5/1/25 @ 102.06(b)	20,312

		165,900

IT Services (0.1%):
25,000	Arches Buyer, Inc., 4.25%, 6/1/28, Callable 12/1/23 @ 102.13(b)	19,500
10,000	Arches Buyer, Inc., 6.13%, 12/1/28, Callable 12/1/23 @ 103.06(b)	7,900
470,000	Black Knight InfoServ LLC, 3.63%, 9/1/28, Callable 9/1/23 @ 101.81(b)	407,725
40,000	Block, Inc., 2.75%, 6/1/26, Callable 5/1/26 @ 100	35,635

Principal Amount		Value
Corporate Bonds, continued
IT Services, continued
$40,000	Block, Inc., 3.50%, 6/1/31, Callable 3/1/31 @ 100	$31,780
15,000	Booz Allen Hamilton, Inc., 4.00%, 7/1/29, Callable 7/1/24 @ 102(b)	13,219
550,000	Colt Merger Sub, Inc., 8.13%, 7/1/27, Callable 7/1/23 @ 104.06(b)	539,687
255,000	Gartner, Inc., 4.50%, 7/1/28, Callable 7/1/23 @ 102.25(b)	237,150
45,000	Gartner, Inc., 3.75%, 10/1/30, Callable 10/1/25 @ 101.88(b)	38,756
35,000	Twilio, Inc., 3.63%, 3/15/29, Callable 3/15/24 @ 101.81	28,394
35,000	Twilio, Inc., 3.88%, 3/15/31, Callable 3/15/26 @ 101.94	27,650

		1,387,396

Leisure Products (0.0%†):
202,000	Hasbro, Inc., 3.00%, 11/19/24, Callable 10/19/24 @ 100	194,185
5,000	Mattel, Inc., 5.88%, 12/15/27, Callable 2/6/23 @ 104.41(b)	4,888

		199,073

Life Sciences Tools & Services (0.0%†):
510,000	Avantor Funding, Inc., 4.63%, 7/15/28, Callable 7/15/23 @ 102.31(b)	463,463
15,000	Charles River Laboratories International, Inc., 4.25%, 5/1/28, Callable 5/1/23 @ 102.13(b)	13,725
30,000	Charles River Laboratories International, Inc., 3.75%, 3/15/29, Callable 3/15/24 @ 101.88(b)	26,400

		503,588

Machinery (0.1%):
55,000	GrafTech Finance, Inc., 4.63%, 12/15/28, Callable 12/15/23 @ 102.31(b)	44,000
170,000	ITT Holdings LLC, 6.50%, 8/1/29, Callable 8/1/24 @ 103.25(b)	143,012
230,000	Madison IAQ LLC, 4.13%, 6/30/28, Callable 6/30/24 @ 102.06(b)	192,050
650,000	Madison IAQ LLC, 5.88%, 6/30/29, Callable 6/30/24 @ 102.94(b)	448,500
45,000	Mueller Water Products, Inc., 4.00%, 6/15/29, Callable 6/15/24 @ 102(b)	39,544

		867,106

Materials (0.0%†):
200,000	Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC, 6.00%, 6/15/27, Callable 6/15/24 @ 103(b)	194,750

Media (1.3%):
615,000	Advantage Sales & Marketing, Inc., 6.50%, 11/15/28, Callable 11/15/23 @ 103.25(b)	458,944
255,000	Allen Media LLC / Allen Media Co-Issuer, Inc., 10.50%, 2/15/28, Callable 2/15/23 @ 113(b)	104,550
25,000	Austin BidCo, Inc., 7.13%, 12/15/28, Callable 12/15/23 @ 103.56(b)	19,000
20,000	Cablevision Lightpath LLC, 3.88%, 9/15/27, Callable 9/15/23 @ 101.94(b)	16,600

See accompanying notes to the financial statements.

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Corporate Bonds, continued
Media, continued
$15,000	Cablevision Lightpath LLC, 5.63%, 9/15/28, Callable 9/15/23 @ 102.81(b)	$11,138
1,250,000	CCO Holdings LLC / CCO Holdings Capital Corp., 4.75%, 3/1/30, Callable 9/1/24 @ 102.38(b)	1,053,125
1,460,000	CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 8/15/30, Callable 2/15/25 @ 102.25(b)	1,204,500
390,000	CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 5/1/32, Callable 5/1/26 @ 102.25	310,050
270,000	CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 6/1/33, Callable 6/1/27 @ 102.25(b)	206,550
1,500,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25, Callable 4/23/25 @ 100	1,472,743
813,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.40%, 4/1/33, Callable 1/1/33 @ 100	698,886
1,000,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 5.38%, 5/1/47, Callable 11/1/46 @ 100	803,208
1,064,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 5.25%, 4/1/53, Callable 10/1/52 @ 100	828,787
1,064,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 5.50%, 4/1/63, Callable 10/1/62 @ 100	814,081
1,130,000	CSC Holdings LLC, 5.75%, 1/15/30, Callable 1/15/25 @ 102.88(b)	641,275
335,000	CSC Holdings LLC, 4.13%, 12/1/30, Callable 12/1/25 @ 102.06(b)	234,500
845,000	CSC Holdings LLC, 4.63%, 12/1/30, Callable 12/1/25 @ 102.31(b)	464,750
680,000	Diamond Sports Group LLC / Diamond Sports Finance Co., 5.38%, 8/15/26, Callable 1/23/23 @ 102.69(b)	74,800
2,346,000	Discovery Communications LLC, 3.63%, 5/15/30, Callable 2/15/30 @ 100	1,945,519
392,000	Discovery Communications LLC, 4.65%, 5/15/50, Callable 11/15/49 @ 100	271,431
605,000	DISH DBS Corp., 7.75%, 7/1/26	488,537
605,000	DISH Network Corp., 11.75%, 11/15/27, Callable 5/15/25 @ 105.88(b)	620,125
65,000	Fox Corp., 4.03%, 1/25/24, Callable 12/25/23 @ 100	64,167
1,094,000	Fox Corp., 4.71%, 1/25/29, Callable 10/25/28 @ 100	1,059,935
93,000	Fox Corp., 5.48%, 1/25/39, Callable 7/25/38 @ 100	85,765
140,000	Gray Television, Inc., 4.75%, 10/15/30, Callable 10/15/25 @ 102.38(b)	99,400
430,000	Radiate Holdco LLC/Radiate Finance, Inc., 4.50%, 9/15/26, Callable 9/15/23 @ 102.25(b)	311,213
525,000	Radiate Holdco LLC/Radiate Finance, Inc., 6.50%, 9/15/28, Callable 9/15/23 @ 103.25(b)	215,250
95,000	Sirius XM Radio, Inc., 3.13%, 9/1/26, Callable 9/1/23 @ 101.56(b)	84,075

Principal Amount		Value
Corporate Bonds, continued
Media, continued
$270,000	Sirius XM Radio, Inc., 5.00%, 8/1/27, Callable 2/6/23 @ 102.5(b)	$249,412
30,000	Sirius XM Radio, Inc., 5.50%, 7/1/29, Callable 7/1/24 @ 102.75(b)	27,375
25,000	Sirius XM Radio, Inc., 4.13%, 7/1/30, Callable 7/1/25 @ 102.06(b)	20,625
185,000	Sirius XM Radio, Inc., 3.88%, 9/1/31, Callable 9/1/26 @ 101.94(b)	144,300
350,000	TEGNA, Inc., 4.75%, 3/15/26, Callable 3/15/23 @ 102.38(b)	339,063
230,000	Terrier Media Buyer, Inc., 8.88%, 12/15/27, Callable 1/17/23 @ 104.44(b)	171,925
69,000	Time Warner Cable LLC, 5.50%, 9/1/41, Callable 3/1/41 @ 100	57,543
1,620,000	Time Warner Cable, Inc., 6.55%, 5/1/37	1,540,380
280,000	Time Warner Cable, Inc., 7.30%, 7/1/38	277,985
435,000	Univision Communications, Inc., 6.63%, 6/1/27, Callable 6/1/23 @ 103.31(b)	419,775
245,000	Univision Communications, Inc., 4.50%, 5/1/29, Callable 5/1/24 @ 102.25(b)	203,656

		18,114,943

Metals & Mining (0.1%):
45,000	Alcoa Nederland Holding BV, 4.13%, 3/31/29, Callable 3/31/24 @ 102.06(b)	39,544
686,000	Allegheny Technologies, Inc., 5.88%, 12/1/27, Callable 2/6/23 @ 102.94	655,130
60,000	Allegheny Technologies, Inc., 4.88%, 10/1/29, Callable 10/1/24 @ 102.44	53,024
45,000	Allegheny Technologies, Inc., 5.13%, 10/1/31, Callable 10/1/26 @ 102.56	39,206
45,000	Cleveland-Cliffs, Inc., 4.63%, 3/1/29, Callable 3/1/24 @ 102.31(b)	39,825
45,000	Cleveland-Cliffs, Inc., 4.88%, 3/1/31, Callable 3/1/26 @ 102.44^(b)	39,600
60,000	Commercial Metals Co., 4.13%, 1/15/30, Callable 1/15/25 @ 102.06	52,800
60,000	Commercial Metals Co., 4.38%, 3/15/32, Callable 3/15/27 @ 102.19	51,900
485,000	Kaiser Aluminun Corp., 4.63%, 3/1/28, Callable 3/1/23 @ 102.31(b)	423,769
125,000	Novelis Corp., 3.88%, 8/15/31, Callable 8/15/26 @ 101.94(b)	101,250

		1,496,048

Mortgage Real Estate Investment Trusts (REITs) (0.0%†):
40,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp, 4.75%, 6/15/29, Callable 6/15/24 @ 102.38(b)	32,250
45,000	Starwood Property Trust, Inc., 4.75%, 3/15/25, Callable 9/15/24 @ 100	43,031

		75,281

Multi-Utilities (0.2%):
1,100,000	NiSource, Inc., 2.95%, 9/1/29, Callable 6/1/29 @ 100	954,780
1,000,000	NiSource, Inc., 5.25%, 2/15/43, Callable 8/15/42 @ 100	938,541

See accompanying notes to the financial statements.

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Corporate Bonds, continued
Multi-Utilities, continued
$140,000	Puget Energy, Inc., 4.10%, 6/15/30, Callable 3/15/30 @ 100	$125,209
714,000	Puget Energy, Inc., 4.22%, 3/15/32, Callable 12/15/31 @ 100	634,010

		2,652,540

Oil, Gas & Consumable Fuels (2.4%):
45,000	Apache Corp., 5.10%, 9/1/40, Callable 3/1/40 @ 100	37,350
10,000	Apache Corp., 7.38%, 8/15/47	9,925
145,000	Cheniere Energy Partners LP, 4.00%, 3/1/31, Callable 3/1/26 @ 102	123,069
125,000	Cheniere Energy Partners, LP, 3.25%, 1/31/32, Callable 1/31/27 @ 101.63	99,219
247,000	Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP, 5.13%, 4/1/25, Callable 3/1/25 @ 100(b)	246,329
375,000	CITGO Petroleum Corp., 6.38%, 6/15/26, Callable 6/15/23 @ 103.19(b)	359,531
50,000	Cnx Midstream Partners LP, 4.75%, 4/15/30, Callable 4/15/25 @ 102.38(b)	41,250
20,000	CNX Resources Corp., 6.00%, 1/15/29, Callable 1/15/24 @ 104.5(b)	18,450
65,000	Colgate Energy Partners III LLC, 5.88%, 7/1/29, Callable 7/1/24 @ 102.94(b)	55,819
305,000	Comstock Resources, Inc., 6.75%, 3/1/29, Callable 3/1/24 @ 103.38(b)	274,500
25,000	Comstock Resources, Inc., 5.88%, 1/15/30, Callable 1/15/25 @ 102.94(b)	21,562
485,000	Continental Resources, Inc., 5.75%, 1/15/31, Callable 7/15/30 @ 100(b)	449,837
42,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.75%, 4/1/25, Callable 2/6/23 @ 101.44	40,845
795,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.00%, 2/1/29, Callable 2/1/24 @ 103(b)	733,388
605,000	CVR Energy, Inc., 5.25%, 2/15/25, Callable 1/23/23 @ 102.63(b)	556,600
20,000	CVR Energy, Inc., 5.75%, 2/15/28, Callable 2/15/23 @ 102.88(b)	17,200
230,000	DCP Midstream Operating LP, 5.38%, 7/15/25, Callable 4/15/25 @ 100	227,412
2,905,000	DCP Midstream Operating LP, 5.63%, 7/15/27, Callable 4/15/27 @ 100	2,890,475
700,000	DCP Midstream Operating LP, 5.85% (US0003M+385 bps), 5/21/43, Callable 5/21/23 @ 100(b)	680,750
25,000	Delek Logistics Partners LP / Delek Logistics Finance Corp., 7.13%, 6/1/28, Callable 6/1/24 @ 103.56(b)	22,344
26,000	Devon Energy Corp., 5.25%, 10/15/27, Callable 1/17/23 @ 102.63	25,654
40,000	DT Midstream, Inc., 4.13%, 6/15/29, Callable 6/15/24 @ 102.06(b)	34,000
124,000	Enable Midstream Partners LP, 3.90%, 5/15/24, Callable 2/15/24 @ 100	120,982

Principal Amount		Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$295,000	Endeavor Energy Resources LP/EER Finance, Inc., 5.75%, 1/30/28, Callable 2/6/23 @ 102.88(b)	$281,725
2,229,000	Energy Transfer LP, 4.95%, 6/15/28, Callable 3/15/28 @ 100	2,148,957
106,000	Energy Transfer LP, 5.25%, 4/15/29, Callable 1/15/29 @ 100	102,808
109,000	Energy Transfer LP, 3.75%, 5/15/30, Callable 2/15/30 @ 100	96,134
1,908,000	Energy Transfer LP, 5.00%, 5/15/50, Callable 11/15/49 @ 100	1,541,649
52,000	Energy Transfer Operating LP, 4.25%, 3/15/23, Callable 1/23/23 @ 100	51,873
65,000	Energy Transfer Operating LP, 4.50%, 4/15/24, Callable 3/15/24 @ 100	64,157
67,000	Energy Transfer Partners LP, 4.20%, 9/15/23, Callable 8/15/23 @ 100	66,312
128,000	Energy Transfer Partners LP, 5.80%, 6/15/38, Callable 12/15/37 @ 100	118,002
83,000	Energy Transfer Partners LP, 6.00%, 6/15/48, Callable 12/15/47 @ 100	75,427
73,000	Energy Transfer, LP, 6.25%, 4/15/49, Callable 10/15/48 @ 100	68,489
350,000	EnLink Midstream LLC, 5.63%, 1/15/28, Callable 7/15/27 @ 100(b)	333,813
255,000	EQM Midstream Partners LP, 7.50%, 6/1/27, Callable 6/1/24 @ 103.75(b)	248,944
50,000	EQM Midstream Partners LP, 6.50%, 7/1/27, Callable 1/1/27 @ 100(b)	47,687
45,000	EQM Midstream Partners LP, 4.50%, 1/15/29, Callable 7/15/28 @ 100(b)	38,081
295,000	EQT Corp., 3.90%, 10/1/27, Callable 7/1/27 @ 100	272,875
30,000	EQT Corp., 5.00%, 1/15/29, Callable 7/15/28 @ 100	28,275
650,000	Hess Corp., 4.30%, 4/1/27, Callable 1/1/27 @ 100	621,606
71,000	Hess Corp., 7.30%, 8/15/31	77,348
50,000	Hess Corp., 7.13%, 3/15/33	54,122
2,002,000	Hess Corp., 5.60%, 2/15/41	1,888,399
1,166,000	Hess Corp., 5.80%, 4/1/47, Callable 10/1/46 @ 100	1,120,414
405,000	Hess Midstream Operations LP, 5.63%, 2/15/26, Callable 2/6/23 @ 102.81(b)	392,850
80,000	Hess Midstream Operations LP, 4.25%, 2/15/30, Callable 2/15/25 @ 102.13(b)	68,400
110,000	Holly Energy Partners LP / Holly Energy Finance Corp., 6.38%, 4/15/27, Callable 4/15/24 @ 103.19(b)	108,213
97,000	Kinder Morgan Energy Partners LP, 3.45%, 2/15/23, Callable 2/6/23 @ 100	96,738
125,000	Kinetik Holdings LP, 5.88%, 6/15/30, Callable 6/15/25 @ 102.94(b)	117,567
125,000	Leeward Renewable Energy Operations LLC, 4.25%, 7/1/29, Callable 7/1/24 @ 102.13(b)	106,250
113,000	MPLX LP, 4.50%, 7/15/23, Callable 4/15/23 @ 100	112,539
159,000	MPLX LP, 4.88%, 12/1/24, Callable 9/1/24 @ 100	157,801

See accompanying notes to the financial statements.

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$722,000	MPLX, LP, 4.95%, 9/1/32, Callable 6/1/32 @ 100	$680,398
390,000	Murphy Oil Corp., 5.88%, 12/1/27, Callable 2/6/23 @ 102.94	373,425
400,000	New Fortress Energy, Inc., 6.75%, 9/15/25, Callable 1/27/23 @ 103.38(b)	382,500
250,000	New Fortress Energy, Inc., 6.50%, 9/30/26, Callable 3/31/23 @ 103.25(b)	232,188
375,000	NGL Energy Operating LLC / NGL Energy Finance Corp., 7.50%, 2/1/26, Callable 2/6/23 @ 103.75(b)	332,812
1,506,000	Occidental Petroleum Corp., 5.55%, 3/15/26, Callable 12/15/25 @ 100	1,500,352
310,000	Occidental Petroleum Corp., 3.50%, 8/15/29, Callable 5/15/29 @ 100	279,000
255,000	Occidental Petroleum Corp., 8.88%, 7/15/30, Callable 1/15/30 @ 100	285,600
1,464,000	Occidental Petroleum Corp., 7.50%, 5/1/31	1,566,480
16,000	Occidental Petroleum Corp., 7.88%, 9/15/31	17,460
78,000	Occidental Petroleum Corp., 6.45%, 9/15/36	79,560
30,000	Occidental Petroleum Corp., 4.30%, 8/15/39, Callable 2/15/39 @ 100	23,925
25,000	Occidental Petroleum Corp., 6.20%, 3/15/40	24,250
410,000	Occidental Petroleum Corp., 6.60%, 3/15/46, Callable 9/15/45 @ 100	421,275
295,000	Occidental Petroleum Corp., 4.40%, 4/15/46, Callable 10/15/45 @ 100	235,262
430,000	Occidental Petroleum Corp., 4.10%, 2/15/47, Callable 8/15/46 @ 100	331,100
55,000	Occidental Petroleum Corp., 4.20%, 3/15/48, Callable 9/15/47 @ 100	42,487
65,000	Occidental Petroleum Corp., 4.40%, 8/15/49, Callable 2/15/49 @ 100	51,350
80,000	PBF Holding Co. LLC / PBF Finance Corp., 6.00%, 2/15/28, Callable 2/15/23 @ 103	71,400
20,000	PDC Energy, Inc., 5.75%, 5/15/26, Callable 2/6/23 @ 102.88	18,900
26,000	Phillips 66, 3.85%, 4/9/25, Callable 3/9/25 @ 100	25,327
1,172,000	Plains All Amer Pipeline, 3.60%, 11/1/24, Callable 8/1/24 @ 100	1,130,251
270,000	Range Resources Corp., 4.88%, 5/15/25, Callable 2/15/25 @ 100	257,175
335,000	Sabine Pass Liquefaction LLC, 4.50%, 5/15/30, Callable 11/15/29 @ 100	310,713
278,000	Sanchez Energy Corp., 7.25%, 2/15/23, Callable 1/17/23 @ 100(a)(b)	—
10,000	SM Energy Co., 5.63%, 6/1/25, Callable 2/6/23 @ 100.94	9,550
50,000	SM Energy Co., 6.75%, 9/15/26, Callable 2/6/23 @ 102.25	48,750
130,000	Southwestern Energy Co., 4.75%, 2/1/32, Callable 2/1/27 @ 102.38	110,013
5,000	Sunoco LP/Sunoco Finance Corp., 6.00%, 4/15/27, Callable 2/6/23 @ 103	4,912
242,000	Sunoco LP/Sunoco Finance Corp., 5.88%, 3/15/28, Callable 3/15/23 @ 102.94	228,690
430,000	Sunoco LP/Sunoco Finance Corp., 4.50%, 5/15/29, Callable 5/15/24 @ 102.25	375,175

Principal Amount		Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$1,200,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 7.50%, 10/1/25, Callable 2/6/23 @ 105.63(b)	$1,210,500
350,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 6.00%, 12/31/30, Callable 12/31/25 @ 103(b)	303,187
45,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.00%, 1/15/32, Callable 7/15/26 @ 102	37,856
25,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.50%, 3/1/30, Callable 3/1/25 @ 102.75	23,531
445,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.88%, 2/1/31, Callable 2/1/26 @ 102.44	401,056
43,000	Transcontinental Gas Pipe Line Co. LLC, 3.25%, 5/15/30, Callable 2/15/30 @ 100	37,487
40,000	Western Gas Partners LP, 3.95%, 6/1/25, Callable 3/1/25 @ 100	37,800
137,000	Western Gas Partners LP, 4.65%, 7/1/26, Callable 4/1/26 @ 100	129,808
1,000,000	Western Gas Partners LP, 4.50%, 3/1/28, Callable 12/1/27 @ 100	915,000
66,000	Western Gas Partners LP, 4.75%, 8/15/28, Callable 5/15/28 @ 100	60,555
1,000,000	Western Midstream Operating LP, 4.35%, 2/1/25, Callable 1/1/25 @ 100	945,000
525,000	Western Midstream Operating LP, 5.30%, 2/1/30, Callable 11/1/29 @ 100	462,000
755,000	Williams Cos., Inc. (The), 4.65%, 8/15/32, Callable 5/15/32 @ 100	705,963
171,000	Williams Cos., Inc. (The), 5.30%, 8/15/52, Callable 2/15/52 @ 100	154,671
162,000	Williams Partners LP, 4.50%, 11/15/23, Callable 8/15/23 @ 100	160,780
285,000	Williams Partners LP, 4.30%, 3/4/24, Callable 12/4/23 @ 100	280,830

		32,910,250

Paper & Forest Products (0.0%†):
100,000	Glatfelter Corp., 4.75%, 11/15/29, Callable 11/1/24 @ 102.38(b)	60,000
45,000	Mercer International, Inc., 5.13%, 2/1/29, Callable 2/1/24 @ 102.56	37,462

		97,462

Personal Products (0.0%†):
125,000	BellRing Brands, Inc., 7.00%, 3/15/30, Callable 3/15/27 @ 101.75(b)	120,937

Pharmaceuticals (0.3%):
97,000	Bausch Health Cos., Inc., 11.00%, 9/30/28(b)	75,660
19,000	Bausch Health Cos., Inc., 14.00%, 10/15/30, Callable 10/15/25 @ 106(b)	11,305
1,000,000	Bayer US Finance II LLC, 4.25%, 12/15/25, Callable 10/15/25 @ 100(b)	970,533
445,000	Catalent Pharma Solutions, Inc., 3.13%, 2/15/29, Callable 2/15/24 @ 101.56(b)	352,662

See accompanying notes to the financial statements.

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Corporate Bonds, continued
Pharmaceuticals, continued
$115,000	Catalent Pharma Solutions, Inc., 3.50%, 4/1/30, Callable 4/1/25 @ 101.75^(b)	$90,706
180,000	Elanco Animal Health, Inc., 5.27%, 8/28/23, Callable 7/28/23 @ 100	178,841
76,000	Elanco Animal Health, Inc., 5.90%, 8/28/28, Callable 5/28/28 @ 100	71,820
30,000	Jazz Securities DAC, 4.38%, 1/15/29, Callable 7/15/24 @ 102.19(b)	26,625
315,000	Organon & Co. / Organon Foreign Debt Co-Issuer BV, 4.13%, 4/30/28, Callable 4/30/24 @ 102.06(b)	280,350
540,000	Organon & Co. / Organon Foreign Debt Co-Issuer BV, 5.13%, 4/30/31, Callable 4/30/26 @ 102.56(b)	469,800
40,000	Viatris, Inc., 1.65%, 6/22/25, Callable 5/22/25 @ 100	36,284
1,406,000	Viatris, Inc., 2.70%, 6/22/30, Callable 3/22/30 @ 100	1,107,547
90,000	Viatris, Inc., 3.85%, 6/22/40, Callable 12/22/39 @ 100	60,648

		3,732,781

Professional Services (0.0%†):
140,000	Asgn, Inc., 4.63%, 5/15/28, Callable 5/15/23 @ 102.31(b)	126,700

Real Estate (0.2%):
68,000	Corporate Office Properties, LP, 2.00%, 1/15/29, Callable 11/15/28 @ 100	52,295
550,000	Invitation Homes Operating Partnership LP, 4.15%, 4/15/32, Callable 1/15/32 @ 100	483,363
250,000	Realogy Group LLC / Realogy Co-Issuer Corp., 5.25%, 4/15/30, Callable 4/15/25 @ 102.63(b)	182,187
731,000	VICI Properties LP, 4.75%, 2/15/28, Callable 1/15/28 @ 100	692,623
1,082,000	VICI Properties LP, 4.95%, 2/15/30, Callable 12/15/29 @ 100	1,021,137
25,000	VICI Properties LP / VICI Note Co., Inc., 4.63%, 6/15/25, Callable 3/15/25 @ 100(b)	23,906
765,000	VICI Properties LP / VICI Note Co., Inc., 4.50%, 9/1/26, Callable 6/1/26 @ 100(b)	717,188

		3,172,699

Real Estate Management & Development (0.1%):
210,000	CBRE Services, Inc., 2.50%, 4/1/31, Callable 1/1/31 @ 100	166,030
175,000	Kennedy-Wilson, Inc., 4.75%, 2/1/30, Callable 9/1/24 @ 102.38	132,344
145,000	Realogy Group LLC / Realogy Co-Issuer Corp., 5.75%, 1/15/29, Callable 1/15/24 @ 102.88(b)	109,475
725,000	TK Elevator US Newco, Inc., 5.25%, 7/15/27, Callable 7/15/23 @ 102.63(b)	645,250

		1,053,099

Retail & Wholesale —Discretionary (0.0%†):
35,000	MIWD Holdco II LLC / MIWD Finance Corp., 5.50%, 2/1/30, Callable 2/1/25 @ 102.75(b)	28,087

Road & Rail (0.0%†):
135,000	Uber Technologies, Inc., 4.50%, 8/15/29, Callable 8/15/24 @ 102.25(b)	117,281

Principal Amount		Value
Corporate Bonds, continued
Semiconductors & Semiconductor Equipment (0.4%):
$65,000	Broadcom, Inc., 1.95%, 2/15/28, Callable 12/15/27 @ 100(b)	$55,138
4,136,000	Broadcom, Inc., 2.45%, 2/15/31, Callable 11/15/30 @ 100(b)	3,267,440
564,000	Broadcom, Inc., 2.60%, 2/15/33, Callable 11/15/32 @ 100(b)	424,840
1,648,000	Broadcom, Inc., 3.50%, 2/15/41, Callable 8/15/40 @ 100(b)	1,190,734
210,000	Broadcom, Inc., 3.75%, 2/15/51, Callable 8/15/50 @ 100(b)	147,719
310,000	Entegris, Inc., 4.38%, 4/15/28, Callable 4/15/23 @ 102.19(b)	274,350
375,000	Entegris, Inc., 3.63%, 5/1/29, Callable 5/1/24 @ 102.72^(b)	302,813
50,000	ON Semiconductor Corp., 3.88%, 9/1/28, Callable 9/1/23 @ 101.94(b)	43,625

		5,706,659

Software (0.4%):
40,000	Acuris Finance US, Inc. / Acuris Finance SARL, 5.00%, 5/1/28, Callable 5/1/24 @ 102.5(b)	31,650
35,000	Boxer Parent Co., Inc., 7.13%, 10/2/25, Callable 2/6/23 @ 103.56(b)	34,038
25,000	Clarivate Science Holdings Corp., 3.88%, 7/1/28, Callable 6/30/24 @ 101.94(b)	21,312
25,000	Clarivate Science Holdings Corp., 4.88%, 7/1/29, Callable 6/30/24 @ 102.44(b)	21,187
65,000	Elastic NV, 4.13%, 7/15/29, Callable 7/15/24 @ 102.06(b)	52,000
150,000	Fair Isaac Corp., 4.00%, 6/15/28, Callable 1/23/23 @ 102(b)	136,125
220,000	MicroStrategy, Inc., 6.13%, 6/15/28, Callable 6/15/24 @ 103.06^(b)	157,300
253,000	Oracle Corp., 1.65%, 3/25/26, Callable 2/25/26 @ 100	227,198
2,200,000	Oracle Corp., 2.80%, 4/1/27, Callable 2/1/27 @ 100	2,009,951
400,000	Oracle Corp., 2.30%, 3/25/28, Callable 1/25/28 @ 100	347,278
2,990,000	Oracle Corp., 2.88%, 3/25/31, Callable 12/25/30 @ 100	2,492,494

		5,530,533

Specialty Retail (0.3%):
80,000	Asbury Automotive Group, Inc., 4.63%, 11/15/29, Callable 11/15/24 @ 102.31(b)	67,200
85,000	Asbury Automotive Group, Inc., 5.00%, 2/15/32, Callable 11/15/26 @ 102.5(b)	71,081
32,000	AutoNation, Inc., 4.75%, 6/1/30, Callable 3/1/30 @ 100	28,624
49,000	AutoZone, Inc., 3.63%, 4/15/25, Callable 3/15/25 @ 100	47,416
1,229,000	AutoZone, Inc., 4.00%, 4/15/30, Callable 1/15/30 @ 100	1,137,405
150,000	Carvana Co., 5.88%, 10/1/28, Callable 10/1/23 @ 104.41(b)	58,500

See accompanying notes to the financial statements.

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Corporate Bonds, continued
Specialty Retail, continued
$20,000	Carvana Co., 4.88%, 9/1/29, Callable 9/1/24 @ 102.44(b)	$7,700
125,000	Carvana Co., 10.25%, 5/1/30, Callable 5/1/27 @ 105.13(b)	59,688
65,000	Foot Locker, Inc., 4.00%, 10/1/29, Callable 10/1/24 @ 102(b)	52,813
125,000	Gap, Inc. (The), 3.88%, 10/1/31, Callable 10/1/26 @ 101.94(b)	87,813
565,000	L Brands, Inc., 6.63%, 10/1/30, Callable 10/1/25 @ 103.31(b)	528,981
80,000	Lowe’s Cos., Inc., 3.35%, 4/1/27, Callable 3/1/27 @ 100	75,246
1,003,000	Lowe’s Cos., Inc., 4.25%, 4/1/52, Callable 10/1/51 @ 100	805,750
1,138,000	Lowe’s Cos., Inc., 4.45%, 4/1/62, Callable 10/1/61 @ 100	892,754
20,000	Party City Holdings, Inc., 8.75%, 2/15/26, Callable 8/15/23 @ 104.38(b)	5,850
15,000	Rent-A-Center, Inc., 6.38%, 2/15/29, Callable 2/15/24 @ 103.19(b)	12,019
85,000	Victoria’s Secret & Co., 4.63%, 7/15/29, Callable 7/15/24 @ 102.31(b)	66,725

		4,005,565

Technology Hardware, Storage & Peripherals (0.1%):
320,000	Dell International LLC/EMC Corp., 5.45%, 6/15/23, Callable 4/15/23 @ 100	320,048
55,000	Dell International LLC/EMC Corp., 5.85%, 7/15/25, Callable 6/15/25 @ 100	55,434
83,000	Dell International LLC/EMC Corp., 6.02%, 6/15/26, Callable 3/15/26 @ 100	84,812
101,000	Dell International LLC/EMC Corp., 6.10%, 7/15/27, Callable 5/15/27 @ 100	103,901
87,000	Dell International LLC/EMC Corp., 6.20%, 7/15/30, Callable 4/15/30 @ 100	88,722

		652,917

Telecommunications (0.0%†):
305,000	Cogent Communications Group, Inc., 7.00%, 6/15/27, Callable 6/15/24 @ 103.5(b)	298,900
145,000	Frontier Communications Holdings LLC, 8.75%, 5/15/30, Callable 5/15/25 @ 104.38(b)	147,538

		446,438

Textiles, Apparel & Luxury Goods (0.0%†):
130,000	Crocs, Inc., 4.13%, 8/15/31, Callable 8/15/26 @ 102.06(b)	105,787
40,000	Kontoor Brands, Inc., 4.13%, 11/15/29, Callable 11/15/24 @ 102.06(b)	32,550
45,000	Levi Strauss & Co., 3.50%, 3/1/31, Callable 3/1/26 @ 101.75(b)	35,494
235,000	Wolverine World Wide, Inc., 4.00%, 8/15/29, Callable 8/15/24 @ 102(b)	174,781

		348,612

Tobacco (0.1%):
294,000	Altria Group, Inc., 4.25%, 8/9/42	218,400
191,000	Altria Group, Inc., 4.50%, 5/2/43	144,744

Principal Amount		Value
Corporate Bonds, continued
Tobacco, continued
$175,000	Altria Group, Inc., 5.38%, 1/31/44	$155,515
72,000	Altria Group, Inc., 5.95%, 2/14/49, Callable 8/14/48 @ 100	64,058
232,000	Reynolds American, Inc., 4.45%, 6/12/25, Callable 3/12/25 @ 100	227,319
120,000	Reynolds American, Inc., 5.70%, 8/15/35, Callable 2/15/35 @ 100	108,881
45,000	Turning Point Brands, Inc., 5.63%, 2/15/26, Callable 2/15/23 @ 102.81(b)	38,925

		957,842

Trading Companies & Distributors (0.2%):
295,000	Air Lease Corp., 4.25%, 2/1/24, Callable 1/1/24 @ 100	290,408
2,465,000	Air Lease Corp., 3.38%, 7/1/25, Callable 6/1/25 @ 100	2,326,238
30,000	Foundation Building Materials, Inc., 6.00%, 3/1/29, Callable 3/1/24 @ 103(b)	22,463
30,000	SRS Distribution, Inc., 4.63%, 7/1/28, Callable 7/1/24 @ 102.31(b)	26,587
15,000	SRS Distribution, Inc., 6.13%, 7/1/29, Callable 7/1/24 @ 103.06(b)	12,112
90,000	SRS Distribution, Inc., 6.00%, 12/1/29, Callable 12/1/24 @ 103(b)	71,550

		2,749,358

Wireless Telecommunication Services (0.4%):
1,155,000	Sprint Capital Corp., 8.75%, 3/15/32	1,374,450
1,265,000	Sprint Communications, Inc., 6.88%, 11/15/28	1,312,437
2,860,000	T-Mobile USA, Inc., 3.75%, 4/15/27, Callable 2/15/27 @ 100	2,702,657
40,000	T-Mobile USA, Inc., 4.75%, 2/1/28, Callable 2/1/23 @ 102.38	39,000
45,000	T-Mobile USA, Inc., 3.38%, 4/15/29, Callable 4/15/24 @ 101.69	39,738
430,000	T-Mobile USA, Inc., 3.88%, 4/15/30, Callable 1/15/30 @ 100	389,847
56,000	T-Mobile USA, Inc., 4.38%, 4/15/40, Callable 10/15/39 @ 100	48,165
110,000	T-Mobile USA, Inc., 4.50%, 4/15/50, Callable 10/15/49 @ 100	91,291

		5,997,585

Total Corporate Bonds (Cost $347,482,145)		299,909,643

Yankee Debt Obligations (5.6%):
Aerospace & Defense (0.2%):
2,000,000	Avolon Holdings Funding, Ltd., 2.88%, 2/15/25, Callable 1/15/25 @ 100(b)	1,842,500
23,000	Bombardier, Inc., 7.50%, 3/15/25, Callable 2/6/23 @ 101.25(b)	22,799
35,000	Bombardier, Inc., 7.13%, 6/15/26, Callable 6/15/23 @ 103.56(b)	34,037
620,000	Bombardier, Inc., 6.00%, 2/15/28, Callable 2/15/24 @ 103(b)	572,725

		2,472,061

See accompanying notes to the financial statements.

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Yankee Debt Obligations, continued
Airlines (0.0%†):
$240,000	VistaJet Malta Finance PLC / XO Management Holding, Inc., 7.88%, 5/1/27, Callable 5/1/24 @ 103.94(b)	$216,000
215,000	VistaJet Malta Finance PLC / XO Management Holding, Inc., 6.38%, 2/1/30, Callable 2/1/25 @ 103.19(b)	170,119

		386,119

Banks (1.5%):
585,000	Barclays plc, 4.38%, 1/12/26	565,564
2,543,000	Barclays plc, 2.85% (US0003M+245 bps), 5/7/26, Callable 5/7/25 @ 100	2,359,787
2,377,000	Barclays plc, 5.09% (US0003M+305 bps), 6/20/30, Callable 6/20/29 @ 100	2,189,017
200,000	Commonwealth Bank of Australia, 3.61%, 9/12/34, Callable 9/12/29 @ 100(b)	165,176
530,000	Cooperatieve Rabobank UA, 4.38%, 8/4/25	515,621
205,000	HSBC Holdings plc, 4.25%, 3/14/24	201,196
1,000,000	HSBC Holdings plc, 4.95%, 3/31/30	951,613
200,000	Intesa Sanpaolo SpA, 5.02%, 6/26/24(b)	192,679
6,069,000	Intesa Sanpaolo SpA, 5.71%, 1/15/26(b)	5,827,514
3,200,000	Natwest Group plc, 5.13%, 5/28/24	3,172,080
680,000	Societe Generale SA, 1.04% (H15T1Y+75 bps), 6/18/25, Callable 6/18/24 @ 100(b)	629,749
3,863,000	Societe Generale SA, 1.49% (H15T1Y+110 bps), 12/14/26, Callable 12/14/25 @ 100(b)	3,356,928
186,000	Westpac Banking Corp., 4.11% (H15T5Y+200 bps), 7/24/34, Callable 7/24/29 @ 100	159,305

		20,286,229

Biotechnology (0.0%†):
200,000	Grifols Escrow Issuer SA, 4.75%, 10/15/28, Callable 10/15/24 @ 102.38(b)	173,250

Capital Markets (0.8%):
787,000	Credit Suisse Group AG, 3.80%, 6/9/23	768,398
4,009,000	Credit Suisse Group AG, 2.59% (SOFR+156 bps), 9/11/25, Callable 9/11/24 @ 100(b)	3,578,129
2,514,000	Credit Suisse Group AG, 4.19% (SOFR+373 bps), 4/1/31, Callable 4/1/30 @ 100(b)	1,951,955
470,000	Credit Suisse Group Funding Guernsey, Ltd., 3.75%, 3/26/25	423,705
4,610,000	Deutsche Bank AG, 4.50%, 4/1/25	4,384,175
774,000	UBS Group AG, 1.49% (H15T1Y+85 bps), 8/10/27, Callable 8/10/26 @ 100(b)	666,738

		11,773,100

Chemicals (0.1%):
510,000	Methanex Corp., 5.13%, 10/15/27, Callable 4/15/27 @ 100	473,025
230,000	Methanex Corp., 5.25%, 12/15/29, Callable 9/15/29 @ 100	204,125
255,000	Methanex Corp., 5.65%, 12/1/44, Callable 6/1/44 @ 100	196,740
125,000	SPCM SA, 3.13%, 3/15/27, Callable 3/15/24 @ 101.56(b)	107,812

		981,702

Principal Amount		Value
Yankee Debt Obligations, continued
Consumer Discretionary Services (0.0%†):
$115,000	Studio City Co., Ltd., 7.00%, 2/15/27, Callable 2/15/24 @ 103.5(b)	$107,525

Consumer Staple Products (0.1%):
390,000	Imperial Brands Finance plc, 6.13%, 7/27/27, Callable 6/27/27 @ 100(b)	385,613
1,380,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 2.50%, 1/15/27, Callable 12/15/26 @ 100(b)	1,200,630

		1,586,243

Containers & Packaging (0.1%):
15,000	Intelligent Packaging, Ltd. Finco, Inc./Intelligent Packaging, Ltd. Co-Issuer LLC, 6.00%, 9/15/28, Callable 2/6/23 @ 103(b)	12,150
740,000	Trivium Packaging Finance BV, 5.50%, 8/15/26, Callable 2/6/23 @ 102.75(b)	689,125

		701,275

Diversified Consumer Services (0.1%):
33,000	Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, 4.63%, 6/1/28, Callable 6/1/24 @ 102.31(b)	27,225
980,000	GEMS MENASA Cayman, Ltd. / GEMS Education Delaware LLC, 7.13%, 7/31/26, Callable 2/6/23 @ 103.56(b)	940,800

		968,025

Diversified Financial Services (0.3%):
1,245,000	Altice Financing SA, 5.00%, 1/15/28, Callable 2/6/23 @ 102.5(b)	1,006,894
711,000	C&W Senior Financing Dac, 6.88%, 9/15/27, Callable 1/17/23 @ 103.44(b)	663,008
430,000	Dolya Holdco 18 DAC, 5.00%, 7/15/28, Callable 7/15/23 @ 102.5(b)	375,712
250,000	Intelsat Jackson Holdings SA, 6.50%, 3/15/30, Callable 3/15/25 @ 102(b)	224,263
1,355,000	Park Aerospace Holdings, 5.50%, 2/15/24(b)	1,338,062
780,000	Vmed O2 UK Financing I plc, 4.25%, 1/31/31, Callable 1/31/26 @ 102.13(b)	624,000

		4,231,939

Diversified Telecommunication Services (0.0%†):
365,000	Altice France SA, 6.00%, 2/15/28, Callable 2/15/23 @ 103^(b)	215,350
470,000	Altice France SA, 5.13%, 1/15/29, Callable 9/15/23 @ 102.56(b)	373,063
55,000	Telecom Italia SpA, 6.00%, 9/30/34	42,281

		630,694

Energy Equipment & Services (0.0%†):
354,375	Transocean Poseidon, Ltd., 6.88%, 2/1/27, Callable 2/6/23 @ 103.44(b)	345,516

Hotels, Restaurants & Leisure (0.0%†):
35,000	1011778 BC ULC / New Red Finance, Inc., 5.75%, 4/15/25, Callable 2/6/23 @ 102.88(b)	34,737
525,000	1011778 BC ULC / New Red Finance, Inc., 4.00%, 10/15/30, Callable 10/15/25 @ 102(b)	427,875
45,000	Melco Resorts Finance, Ltd., 5.75%, 7/21/28, Callable 7/21/23 @ 102.88(b)	37,519

See accompanying notes to the financial statements.

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Yankee Debt Obligations, continued
Hotels, Restaurants & Leisure, continued
$40,000	Melco Resorts Finance, Ltd., 5.38%, 12/4/29, Callable 12/4/24 @ 102.69(b)	$32,000

		532,131

Industrial Services (0.0%†):
54,000	1375209 BC, Ltd., 9.00%, 1/30/28, Callable 1/17/23 @ 103(b)	52,448

Insurance (0.2%):
1,414,000	AIA Group, Ltd., 3.38%, 4/7/30, Callable 1/7/30 @ 100(b)	1,254,721
1,200,000	AIA Group, Ltd., 3.20%, 9/16/40, Callable 3/16/40 @ 100(b)	863,526
200,000	Swiss Re Finance Luxembourg SA, 5.00% (H15T5Y+358 bps), 4/2/49, Callable 4/2/29 @ 100(b)	181,300

		2,299,547

Materials (0.1%):
125,000	Cerdia Finanz GmbH, 10.50%, 2/15/27, Callable 2/15/24 @ 105.25(b)	105,625
530,000	NOVA Chemicals Corp., 5.25%, 6/1/27, Callable 3/3/27 @ 100(b)	472,362
500,000	Nufarm Australia, Ltd. / Nufarm Americas, Inc., 5.00%, 1/27/30, Callable 1/27/25 @ 102.5(b)	437,500

		1,015,487

Media (0.1%):
565,000	VZ Secured Financing BV, 5.00%, 1/15/32, Callable 1/15/27 @ 102.5(b)	452,706
335,000	Ziggo BV, 5.13%, 2/28/30, Callable 2/15/25 @ 102.56(b)	275,538

		728,244

Metals & Mining (0.1%):
695,000	ERO Copper Corp., 6.50%, 2/15/30, Callable 2/15/25 @ 103.25(b)	557,737
370,000	First Quantum Minerals, Ltd., 6.88%, 3/1/26, Callable 1/17/23 @ 103.44(b)	350,575
35,000	First Quantum Minerals, Ltd., 6.88%, 10/15/27, Callable 10/15/23 @ 103.44(b)	32,594
5,000	FMG Resources Pty, Ltd., 4.50%, 9/15/27, Callable 6/15/27 @ 100(b)	4,569
85,000	Infrabuild Australia Pty, Ltd., 12.00%, 10/1/24, Callable 2/6/23 @ 106(b)	82,450
180,000	Mineral Resources, Ltd., 8.00%, 11/1/27, Callable 11/1/24 @ 104(b)	183,375

		1,211,300

Multi-Utilities (0.1%):
1,373,000	InterGen NV, 7.00%, 6/30/23, Callable 2/6/23 @ 100(b)	1,345,540

Oil, Gas & Consumable Fuels (0.9%):
335,000	eG Global Finance plc, 6.75%, 2/7/25, Callable 1/17/23 @ 101.69(b)	289,775
510,000	eG Global Finance plc, 8.50%, 10/30/25, Callable 2/6/23 @ 102.13(b)	477,488
145,000	Enbridge, Inc., 4.00%, 10/1/23, Callable 7/1/23 @ 100	143,493

Principal Amount		Value
Yankee Debt Obligations, continued
Oil, Gas & Consumable Fuels, continued
$565,000	Meg Energy Corp., 7.13%, 2/1/27, Callable 2/6/23 @ 103.56(b)	$577,006
2,500,000	Petroleos Mexicanos, 4.50%, 1/23/26^	2,265,345
916,000	Petroleos Mexicanos, 6.84%, 1/23/30, Callable 10/23/29 @ 100	758,071
4,780,000	Petroleos Mexicanos, 5.95%, 1/28/31, Callable 10/28/30 @ 100	3,641,533
2,228,000	Petroleos Mexicanos, 6.75%, 9/21/47	1,429,616
5,000,000	Petroleos Mexicanos, 6.35%, 2/12/48	3,069,685
336,000	Petroleos Mexicanos, 6.95%, 1/28/60, Callable 7/28/59 @ 100	212,012
45,000	Teine Energy, Ltd., 6.88%, 4/15/29, Callable 4/15/24 @ 103.44(b)	40,500

		12,904,524

Pharmaceuticals (0.0%†):
295,000	Bausch Health Cos., Inc., 5.50%, 11/1/25, Callable 2/6/23 @ 100(b)	250,750

Software (0.0%†):
60,000	Open Text Corp., 3.88%, 2/15/28, Callable 2/15/23 @ 101.94(b)	51,375
460,000	Open Text Corp., 3.88%, 12/1/29, Callable 12/1/24 @ 101.94(b)	370,300

		421,675

Sovereign Bond (0.4%):
300,000	Abu Dhabi Government International Bond, 3.88%, 4/16/50(b)	255,260
37,622	Argentine Republic Government International Bond, 1.00%, 7/9/29, Callable 2/6/23 @ 100	10,111
342,505	Argentine Republic Government International Bond, 0.50%, 7/9/30, Callable 2/6/23 @ 100	94,189
627,494	Argentine Republic Government International Bond, 1.50%, 7/9/35, Callable 2/6/23 @ 100	164,717
300,000	Corp. Andina de Fomento, 2.38%, 5/12/23	297,005
900,000	Dominican Republic, 5.50%, 1/27/25(b)	893,250
3,150,000	Dominican Republic, 6.00%, 7/19/28(b)	3,024,000
375,000	Indonesia Government International Bond, 4.20%, 10/15/50	308,415
350,000	Qatar Government International Bond, 4.40%, 4/16/50(b)	320,949
200,000	Saudi Government International Bond, 3.25%, 10/22/30(b)	182,570
200,000	Saudi Government International Bond, 4.50%, 4/22/60(b)	177,987

		5,728,453

Trading Companies & Distributors (0.4%):
2,200,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 2.88%, 8/14/24, Callable 7/14/24 @ 100	2,083,600
320,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.88%, 1/16/24, Callable 12/16/23 @ 100	316,877
1,379,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.65%, 10/29/24, Callable 9/29/24 @ 100	1,273,729

See accompanying notes to the financial statements.

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Yankee Debt Obligations, continued
Trading Companies & Distributors, continued
$151,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.50%, 7/15/25, Callable 6/15/25 @ 100	$152,898
163,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.45%, 4/3/26, Callable 2/3/26 @ 100	155,131
503,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 2.45%, 10/29/26, Callable 9/29/26 @ 100	439,322
527,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.00%, 10/29/28, Callable 8/29/28 @ 100	441,276
564,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.30%, 1/30/32, Callable 10/30/31 @ 100	439,699

		5,302,532

Wireless Telecommunication Services (0.1%):
330,000	Empresa Nacional del Pet, 4.38%, 10/30/24(b)	320,513
450,000	Millicom International Cellular SA, 6.25%, 3/25/29, Callable 3/25/24 @ 103.13(b)	429,750
295,000	Millicom International Cellular SA, 4.50%, 4/27/31, Callable 4/27/26 @ 102.25(b)	248,906
562,000	Rogers Communications, Inc., 3.20%, 3/15/27, Callable 2/15/27 @ 100(b)	520,468
490,000	Rogers Communications, Inc., 3.80%, 3/15/32, Callable 12/15/31 @ 100(b)	422,365

		1,942,002

Total Yankee Debt Obligations (Cost $91,631,185)		78,378,311

Municipal Bonds (0.3%):
California (0.0%†):
10,000	California State, Build America Bonds, GO, 7.35%, 11/1/39	12,222
140,000	California State, Build America Bonds, GO, 7.55%, 4/1/39	177,556

		189,778

Illinois (0.2%):
34,091	Illinois State, GO, 4.95%, 6/1/23	34,017
3,235,000	Illinois State, GO, 5.10%, 6/1/33	3,120,643

		3,154,660

New Jersey (0.1%):
339,000	New Jersey Economic Development Authority Revenue, GO, Series A, 7.43%, 2/15/29	366,283

Total Municipal Bonds (Cost $3,768,913)		3,710,721

U.S. Government Agency Mortgages (12.2%):
Federal Home Loan Mortgage Corporation (2.1%):
29,251	2.50%, 6/1/31, Pool #J34501	27,218
20,620	2.50%, 6/1/31, Pool #G18604	19,332
36,387	2.50%, 7/1/31, Pool #V61246	33,852
61,448	2.50%, 8/1/31, Pool #V61273	58,203
161,298	3.50%, 3/1/32, Pool #C91403	154,807
484,615	3.50%, 7/1/32, Pool #C91467	465,112
125,328	2.50%, 12/1/32, Pool #G18669	115,595
28,281	2.50%, 3/1/33, Pool #G18680	26,457

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation, continued
$114,760	3.00%, 4/1/33, Pool #G18684	$108,323
36,919	3.00%, 5/1/33, Pool #G16550	34,871
95,007	2.50%, 7/1/33, Pool #G16661	87,970
26,731	3.00%, 4/1/34, Pool #G16829	25,689
138,159	3.50%, 10/1/34, Pool #C91793	133,411
379,109	4.00%, 5/1/37, Pool #C91938	367,444
166,427	4.00%, 11/1/40, Pool #A95150	159,066
33,614	1.50%, 12/1/40, Pool #RB5089	27,021
55,617	1.50%, 2/1/41, Pool #RB5099	45,175
56,516	1.50%, 3/1/41, Pool #RB5104	45,905
56,181	1.50%, 4/1/41, Pool #RB5107	45,629
20,742	2.00%, 4/1/41, Pool #RB5108	17,673
21,568	2.00%, 7/1/41, Pool #RB5118	18,375
22,594	2.00%, 10/1/41, Pool #RB5131	18,999
236,811	3.50%, 1/1/44, Pool #G60271	216,248
472,493	3.50%, 1/1/44, Pool #G07922	440,157
59,291	4.00%, 2/1/45, Pool #G07949	57,766
54,652	3.50%, 11/1/45, Pool #Q37467	51,430
13,652	4.00%, 4/1/46, Pool #V82292	13,135
6,013	4.00%, 4/1/46, Pool #Q39975	5,775
111,069	3.50%, 9/1/46, Pool #Q43257	103,942
5,777	4.50%, 12/1/46, Pool #Q45028	5,706
175,528	3.00%, 12/1/46, Pool #G60989	154,440
5,862	4.50%, 1/1/47, Pool #Q45635	5,789
10,606	4.50%, 2/1/47, Pool #Q46222	10,475
8,926	4.50%, 5/1/47, Pool #Q47942	8,815
17,648	4.50%, 5/1/47, Pool #Q47935	17,431
27,936	4.50%, 5/1/47, Pool #Q48095	27,590
222,469	4.00%, 6/1/47, Pool #Q48877	214,447
36,313	4.50%, 6/1/47, Pool #Q48759	35,862
18,969	4.50%, 7/1/47, Pool #Q49393	18,734
85,620	4.50%, 12/1/47, Pool #Q53017	83,428
11,657	4.00%, 2/1/48, Pool #Q54499	11,228
26,379	4.00%, 2/1/48, Pool #G61343	25,073
20,379	4.50%, 4/1/48, Pool #Q55724	19,954
48,457	4.50%, 4/1/48, Pool #Q55660	47,444
34,009	4.50%, 4/1/48, Pool #Q55500	33,298
26,953	4.50%, 5/1/48, Pool #Q55839	26,396
101,079	4.00%, 5/1/48, Pool #Q55992	97,381
144,677	4.00%, 6/1/48, Pool #G67713	139,430
45,782	4.00%, 7/1/48, Pool #Q59935	44,232
24,849	4.50%, 10/1/48, Pool #G67716	24,517
147,153	3.00%, 6/1/49, Pool #ZT2090	130,877
702,934	4.50%, 7/1/49, Pool #RA1171	699,745
5,969	3.00%, 10/1/49, Pool #QA3907	5,319
8,819	3.00%, 11/1/49, Pool #QA4483	7,858
9,562	3.00%, 12/1/49, Pool #QA5521	8,523
24,316	3.00%, 12/1/49, Pool #QA5154	21,671
146,379	3.00%, 4/1/50, Pool #QA9049	130,291
339,335	2.00%, 6/1/50, Pool #RA2677	280,725
437,306	2.50%, 11/1/50, Pool #SD7530	374,949
2,221,001	2.50%, 2/1/51, Pool #SD7535	1,909,690
1,323,106	2.00%, 5/1/51, Pool #SD7541	1,095,845
2,154,036	2.50%, 5/1/51, Pool #SD7540	1,846,690
45,612	2.00%, 5/1/51, Pool #QC1514	37,772

See accompanying notes to the financial statements.

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation, continued
$27,343	2.00%, 7/1/51, Pool #QC4163	$22,643
354,748	2.50%, 7/1/51, Pool #RA5574	305,491
470,293	3.00%, 9/1/51, Pool #QC7496	416,017
388,150	3.00%, 9/1/51, Pool #QC6608	343,008
693,376	2.00%, 10/1/51, Pool #RA6076	569,337
442,515	3.00%, 10/1/51, Pool #QC9077	391,588
463,608	3.00%, 11/1/51, Pool #QD1240	410,113
419,731	2.00%, 11/1/51, Pool #RA6302	343,519
1,213,101	2.00%, 11/1/51, Pool #RA6241	995,794
440,937	3.00%, 12/1/51, Pool #QD3200	388,229
2,132,877	2.50%, 12/1/51, Pool #RA6435	1,830,578
470,516	2.00%, 12/1/51, Pool #RA6510	387,287
282,706	2.50%, 12/1/51, Pool #RA6496	241,369
652,712	2.50%, 12/1/51, Pool #RA6434	560,096
804,167	2.50%, 1/1/52, Pool #RA6622	687,984
401,376	3.00%, 1/1/52, Pool #RA6604	353,257
248,710	3.00%, 1/1/52, Pool #QD5561	218,772
1,045,831	2.00%, 2/1/52, Pool #RA6823	854,105
1,037,760	2.00%, 2/1/52, Pool #RA6824	848,269
688,227	3.50%, 3/1/52, Pool #RA6949	630,184
423,529	3.00%, 3/1/52, Pool #RA6989	372,526
724,248	3.50%, 3/1/52, Pool #RA6950	661,728
1,235,114	3.50%, 3/1/52, Pool #RA6987	1,130,510
2,380,609	3.00%, 3/1/52, Pool #RA6988	2,095,297
197,018	3.50%, 4/1/52, Pool #SD0927	181,279
1,549,999	3.00%, 5/1/52, Pool #QE8223	1,362,973
251,431	2.50%, 8/1/52, Pool #QE8026	213,498
197,649	5.00%, 9/1/52, Pool #SD1572	197,514
59,826	3.00%, 9/1/52, Pool #QF0179	52,623
297,753	5.00%, 11/1/52, Pool # SD1862	301,898
698,276	5.00%, 12/1/52, Pool # SD1924	697,800
893,048	3.00%, 1/1/53, Pool #SD8284	787,421

		29,378,912

Federal National Mortgage Association (7.7%):
31,997	2.50%, 5/1/31, Pool #BC0919	29,928
46,091	2.50%, 8/1/31, Pool #BC2778	43,110
32,085	2.50%, 10/1/31, Pool #AS8010	29,947
204,301	2.50%, 1/1/32, Pool #BE3032	191,549
35,857	2.50%, 9/1/32, Pool #MA3124	33,206
19,054	3.00%, 3/1/33, Pool #BM4614	18,193
620,354	2.00%, 10/1/35, Pool # BK5705	553,004
450,000	3.00%, 1/25/36, TBA	421,945
324,061	6.00%, 5/1/36, Pool #745512	342,930
124,345	2.00%, 12/1/36, Pool #BU1384	110,846
1,400,000	2.00%, 1/25/37, TBA	1,248,187
2,100,000	1.50%, 1/25/37, TBA	1,823,062
5,600,000	1.50%, 2/25/38	4,865,000
7,200,000	2.00%, 2/25/38	6,427,688
482,584	2.00%, 10/1/40, Pool #MA4176	410,726
51,590	1.50%, 11/1/40, Pool #MA4175	41,475
51,616	1.50%, 12/1/40, Pool #MA4202	41,492
12,590	3.50%, 12/1/40, Pool #AH1556	11,782
18,661	2.00%, 12/1/40, Pool #MA4204	15,941
55,495	1.50%, 1/1/41, Pool #MA4266	45,075
54,421	1.50%, 1/1/41, Pool #MA4231	43,750

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$56,618	1.50%, 2/1/41, Pool #MA4286	$45,985
19,980	2.00%, 2/1/41, Pool #MA4268	17,022
20,409	2.00%, 3/1/41, Pool #MA4287	17,388
21,002	2.00%, 4/1/41, Pool #MA4311	17,893
326,639	2.00%, 5/1/41, Pool #MA4333	278,284
21,577	2.00%, 6/1/41, Pool #MA4364	18,383
22,367	2.00%, 10/1/41, Pool #MA4446	18,812
351,422	2.00%, 2/1/42, Pool #MA4540	297,989
33,444	4.00%, 10/1/43, Pool #BM1167	32,170
254,446	4.50%, 3/1/44, Pool #AV0957	250,961
133,731	4.50%, 7/1/44, Pool #AS3062	133,303
151,147	4.50%, 12/1/44, Pool #AS4176	147,990
82,657	4.00%, 5/1/45, Pool #AZ1207	77,795
58,410	4.00%, 6/1/45, Pool #AY8126	56,576
124,793	4.00%, 6/1/45, Pool #AY8096	117,382
22,611	4.00%, 12/1/45, Pool #AS6352	21,904
7,033	4.50%, 1/1/46, Pool #AY3890	7,013
59,504	4.00%, 2/1/46, Pool #BC1578	56,018
2,962	4.50%, 3/1/46, Pool #BC0287	2,915
19,646	4.00%, 4/1/46, Pool #AS7024	18,669
226,835	4.00%, 4/1/46, Pool #AL8468	215,268
22,976	4.50%, 6/1/46, Pool #BD1238	22,677
152,470	4.00%, 6/1/46, Pool #AL9282	143,565
87,416	4.00%, 7/1/46, Pool #BC1443	84,255
96,408	4.00%, 9/1/46, Pool #BC2843	92,913
26,115	4.00%, 9/1/46, Pool #BD1489	24,581
39,307	4.50%, 10/1/46, Pool #BE1671	38,715
90,084	4.00%, 10/1/46, Pool #BC4754	86,818
17,364	4.00%, 10/1/46, Pool #BD7599	16,345
50,449	4.50%, 11/1/46, Pool #BE2386	49,640
241,424	3.50%, 12/1/46, Pool #BC9077	225,522
4,671	4.50%, 12/1/46, Pool #BC9079	4,597
100,428	4.50%, 12/1/46, Pool #BE4488	98,815
18,061	4.50%, 1/1/47, Pool #BE7087	17,771
29,860	4.50%, 1/1/47, Pool #BE6506	29,471
347,439	4.00%, 2/1/47, Pool #AL9779	336,415
47,278	4.50%, 2/1/47, Pool #BE8498	46,661
45,233	4.00%, 5/1/47, Pool #BM1277	43,564
5,261	4.00%, 6/1/47, Pool #BH4269	5,066
19,028	4.50%, 6/1/47, Pool #BH0561	18,739
50,655	4.50%, 6/1/47, Pool #BE3663	49,845
8,548	4.50%, 6/1/47, Pool #BE9387	8,411
42,543	4.50%, 7/1/47, Pool #BE3749	41,863
24,805	4.00%, 7/1/47, Pool #AS9968	23,890
19,153	4.50%, 4/1/48, Pool #BJ5454	18,753
47,616	4.00%, 4/1/48, Pool #BM3700	45,859
6,065	4.50%, 5/1/48, Pool #BJ5507	5,938
250,604	4.50%, 10/1/48, Pool #CA2432	244,564
63,450	4.50%, 10/25/48, Pool #BM4548	62,817
293,352	4.50%, 12/1/48, Pool #CA2797	289,009
167,205	4.50%, 9/1/49, Pool #FM1534	168,429
39,344	3.50%, 11/1/49, Pool #CA4557	36,301
9,073	3.00%, 11/1/49, Pool #BO8254	8,087
235,652	4.00%, 11/1/49, Pool #CA4628	225,973
127,203	3.00%, 1/1/50, Pool #CA5019	113,318

See accompanying notes to the financial statements.

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$170,073	3.00%, 1/1/50, Pool #MA3905	$151,397
509,931	4.00%, 3/1/50, Pool #FM3663	485,940
128,457	3.00%, 4/1/50, Pool #MA3991	114,054
124,662	2.00%, 7/1/50, Pool #CA6275	102,730
88,256	2.00%, 7/1/50, Pool #FM3897	73,022
339,725	2.50%, 8/1/50, Pool #SD0430	291,866
2,573,230	3.50%, 8/1/50, Pool #FM7147	2,371,167
571,168	3.00%, 8/1/50, Pool #FM6118	504,232
51,356	3.00%, 9/1/50, Pool #FM4317	45,505
132,483	3.00%, 9/1/50, Pool #CA6998	117,425
131,561	2.00%, 10/1/50, Pool #CA7323	108,925
156,803	2.50%, 10/1/50, Pool #CA7229	135,505
87,095	2.00%, 11/1/50, Pool #C47616	71,796
145,736	3.00%, 12/1/50, Pool #FM7827	129,578
1,250,000	4.50%, 1/25/51, TBA	1,206,250
8,500,000	2.50%, 2/25/51, TBA	7,225,664
7,350,000	3.50%, 2/25/51, TBA	6,693,668
2,123,852	2.00%, 3/1/51, Pool #MA4281	1,738,392
2,066,862	2.00%, 4/1/51, Pool #MA4305	1,691,660
1,053,617	2.50%, 4/1/51, Pool #FM6540	918,795
4,274,661	3.00%, 4/1/51, Pool #BR9775	3,782,779
579,263	3.00%, 5/1/51, Pool #CB0531	511,191
1,338,482	3.00%, 6/1/51, Pool #CB0850	1,185,603
501,096	3.00%, 7/1/51, Pool #FM8077	443,446
20,087	2.00%, 7/1/51, Pool #BT1461	16,630
44,218	2.00%, 7/1/51, Pool #BQ1010	36,346
500,616	2.50%, 8/1/51, Pool #CB1384	429,649
367,807	2.50%, 9/1/51, Pool #CB1549	312,662
489,310	2.00%, 10/1/51, Pool #CB1799	403,590
645,550	2.00%, 10/1/51, Pool #CB1801	531,413
47,125	3.00%, 10/1/51, Pool #CB1878	41,539
824,433	2.00%, 11/1/51, Pool #FM9568	680,972
522,038	2.00%, 11/1/51, Pool #FM9539	429,806
1,294,087	2.50%, 11/1/51, Pool #FM9501	1,100,083
887,471	2.50%, 12/1/51, Pool #CB2289	761,627
422,502	3.00%, 12/1/51, Pool #BT9503	371,942
373,394	2.50%, 12/1/51, Pool #CB2320	317,400
1,576,882	2.50%, 12/1/51, Pool #FM9865	1,340,544
372,626	2.00%, 12/1/51, Pool #CB2350	305,923
1,042,714	2.00%, 12/1/51, Pool #CB2349	858,218
279,837	2.00%, 12/1/51, Pool #CB2348	230,356
282,653	2.00%, 12/1/51, Pool #CB2347	233,465
396,505	2.50%, 12/1/51, Pool #CB2321	340,237
348,923	2.50%, 12/1/51, Pool #CB2376	299,447
274,106	3.00%, 1/1/52, Pool #CB2662	241,957
685,938	2.00%, 1/1/52, Pool #FS0288	561,236
1,581,461	2.00%, 1/1/52, Pool #FS0286	1,292,561
349,304	3.50%, 1/1/52, Pool #MA4514	318,194
9,275,000	2.00%, 1/25/52, TBA	7,567,820
988,550	2.50%, 2/1/52, Pool #FS0605	846,134
1,621,390	2.00%, 2/1/52, Pool #CB2842	1,323,098
935,897	3.00%, 2/1/52, Pool #FS0631	826,035
1,676,469	3.00%, 3/1/52, Pool #CB3169	1,474,192
646,953	3.00%, 3/1/52, Pool #BV0350	569,484
446,609	3.50%, 3/1/52, Pool #CB3174	406,731

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$407,388	2.50%, 3/1/52, Pool #BV4139	$346,986
2,224,134	2.50%, 4/1/52, Pool #BV4656	1,890,906
684,676	4.50%, 7/1/52, Pool #CB4064	670,583
1,633,533	4.00%, 9/1/52, Pool #FS3083	1,539,915
640,840	5.00%, 9/1/52, Pool #CB4682	640,403
391,814	5.50%, 10/1/52, Pool #CB4843	394,168
1,099,998	4.00%, 10/1/52, Pool #MA4783	1,033,868
49,813	5.00%, 10/1/52, Pool #CB4893	49,779
497,712	5.00%, 11/1/52, Pool #CB5128	498,454
149,066	5.00%, 11/1/52, Pool #FS3295	148,454
1,524,998	4.50%, 11/1/52, Pool #BX1765	1,472,283
299,112	5.00%, 11/1/52, Pool #FS3248	298,908
49,995	5.00%, 12/1/52, Pool #BX1076	49,317
149,911	5.00%, 12/1/52, Pool #CB5273	149,809
3,000,000	4.00%, 1/1/53, Pool #MA4866	2,819,542
266,734	2.50%, 1/1/53, Pool #MA4910	226,492
2,050,000	4.00%, 1/25/53, TBA	1,926,680
300,000	5.00%, 1/25/53, TBA	295,828
1,100,000	3.00%, 1/25/53, TBA	967,312
1,700,000	2.50%, 1/25/53, TBA	1,443,672
4,900,000	1.50%, 1/25/53, TBA	3,760,750
12,950,000	2.00%, 2/25/53, TBA	10,578,531

		107,100,264

Government National Mortgage Association (2.4%):
17,195	4.00%, 10/20/40, Pool #G24833	16,724
51,655	4.00%, 1/20/41, Pool #4922	50,243
55,835	4.00%, 8/15/41, Pool #430354	53,418
588,996	4.00%, 1/20/42, Pool #5280	572,895
78,317	4.00%, 11/20/42, Pool #MA0535	76,178
191,960	3.00%, 12/20/42, Pool #AA5872	172,049
23,834	3.50%, 3/20/43, Pool #AD8884	22,144
124,940	3.00%, 3/20/43, Pool #AA6146	117,974
53,856	3.00%, 3/20/43, Pool #AD8812	49,691
8,868	3.50%, 4/20/43, Pool #AB9891	8,240
24,311	3.50%, 4/20/43, Pool #AD9075	22,585
50,663	4.00%, 5/20/46, Pool #MA3664	49,281
253,857	3.00%, 12/20/46, Pool #MA4126	231,157
42,259	4.00%, 1/15/47, Pool #AX5857	40,692
36,997	4.00%, 1/15/47, Pool #AX5831	35,584
360,725	3.00%, 1/20/47, Pool #MA4195	328,467
151,301	4.00%, 3/20/47, Pool #MA4322	146,013
25,711	4.00%, 4/20/47, Pool #MA4383	24,813
85,915	4.00%, 4/20/47, Pool #784304	81,228
84,790	4.00%, 4/20/47, Pool #784303	80,147
27,971	4.00%, 5/20/47, Pool #MA4452	26,993
18,150	3.50%, 2/20/48, Pool #MA5019	16,792
16,610	4.00%, 4/20/48, Pool #BG3507	15,842
14,198	4.00%, 4/20/48, Pool #BG7744	13,538
2,809	3.50%, 12/20/49, Pool #BR8984	2,596
7,071	3.50%, 12/20/49, Pool #BR8985	6,591
3,360	3.50%, 12/20/49, Pool #BR8987	3,170
3,700,000	3.00%, 2/20/50, TBA	3,300,516
425,000	3.00%, 1/20/51, TBA	378,848
578,969	2.00%, 2/20/51, Pool #MA7192	485,576
6,900,000	2.00%, 2/20/51, TBA	5,789,531

See accompanying notes to the financial statements.

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Government National Mortgage Association, continued
$2,700,000	3.50%, 2/20/51, TBA	$2,484,105
4,000,000	2.50%, 2/20/51, TBA	3,473,437
1,132,825	2.50%, 7/20/51, Pool #MA7472	986,457
69,253	2.50%, 12/20/51, Pool #MA7767	60,203
850,000	2.00%, 3/20/52	713,602
3,200,000	4.50%, 1/20/53, TBA	3,108,500
3,750,000	2.00%, 1/20/53, TBA	3,144,727
1,200,000	4.00%, 1/20/53, TBA	1,137,187
2,400,000	3.50%, 1/20/53, TBA	2,206,500
4,675,000	2.50%, 7/20/53, TBA	4,055,562

		33,589,796

Total U.S. Government Agency Mortgages (Cost $181,514,024)		170,068,972

U.S. Treasury Obligations (14.9%):
U.S. Treasury Bonds (6.0%):
32,428,000	1.75%, 8/15/41	22,360,120
3,796,700	3.38%, 8/15/42	3,415,844
1,605,300	3.00%, 2/15/47	1,323,118
66,722,000	2.00%, 8/15/51	44,078,221
6,906,000	1.88%, 11/15/51	4,415,524
7,300,000	2.25%, 2/15/52	5,127,109
3,500,000	2.88%, 5/15/52	2,830,078

		83,550,014

Principal Amount		Value
U.S. Treasury Obligations, continued
U.S. Treasury Notes (8.9%):
$74,500,000	0.75%, 5/31/26	$66,502,891
18,472,000	1.25%, 12/31/26	16,558,416
5,255,200	1.25%, 5/31/28	4,557,244
17,310,000	1.25%, 9/30/28	14,894,714
23,500,000	2.88%, 5/15/32	21,730,156

		124,243,421

Total U.S. Treasury Obligations (Cost $260,588,509)		207,793,435

Shares		Value
Short-Term Security Held as Collateral for Securities on Loan (0.4%):
6,021,821	BlackRock Liquidity FedFund, Institutional Class , 1.49%(d)(e)	6,021,821

Total Short-Term Security Held as Collateral for Securities on Loan (Cost $6,021,821)		6,021,821

Unaffiliated Investment Company (5.1%):
Money Markets (5.1%):
71,683,826	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 3.90%(e)	71,683,826

Total Unaffiliated Investment Company (Cost $71,683,826)		71,683,826

Total Investment Securities (Cost $1,613,910,290) — 105.5%(f)		1,471,321,101
Net other assets (liabilities) — (5.5)%		(76,221,924)

Net Assets — 100.0%		$1,395,099,177

GO — General Obligation

H15T1Y — 1 Year Treasury Constant Maturity Rate

H15T5Y — 5 Year Treasury Constant Maturity Rate

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

SOFR — Secured Overnight Financing Rate

TBA — To Be Announced Security

US0001M — 1 Month US Dollar LIBOR

US0003M — 3 Month US Dollar LIBOR

USSW5 — USD 5 Year Swap Rate

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2022. The total value of securities on loan as of December 31, 2022 was $5,795,158.

+	This security, in part or entirely, represents an unfunded loan commitment.

†	Represents less than 0.05%.

(a)	Security was valued using significant unobservable inputs as of December 31, 2022.

(b)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors.

(c)

The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at December 31, 2022.

(d)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2022.

(e)	The rate represents the effective yield at December 31, 2022.

(f)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts shown as “—“ are either 0 or round to less than 1.

Percentages indicated are based on net assets as of December 31, 2022.

See accompanying notes to the financial statements.

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2022

Futures Contracts

At December 31, 2022, the Fund’s open futures contracts were as follows:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/17/23	110	$21,235,500	$(478,780)

				$(478,780)

See accompanying notes to the financial statements.

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investment securities, at cost	$1,613,910,290

Investment securities, at value(a)	$1,471,321,101
Cash	433,611
Deposit at broker for futures contracts collateral	1,166,000
Interest and dividends receivable	8,430,417
Foreign currency, at value (cost $1)	1
Receivable for capital shares issued	16,395
Receivable for investments sold	8,060,357
Receivable for TBA investments sold	86,575,825
Reclaims receivable	6,405
Prepaid expenses	11,084

Total Assets	1,576,021,196

Liabilities:
Payable for capital shares redeemed	243,974
Payable for investments purchased	829,146
Payable for TBA investments purchased	172,816,827
Payable for collateral received on loaned securities	6,021,821
Payable for variation margin on futures contracts	62,719
Management fees payable	465,856
Administration fees payable	139,677
Distribution fees payable	283,307
Custodian fees payable	10,067
Administrative and compliance services fees payable	3,383
Transfer agent fees payable	1,663
Trustee fees payable	8,452
Other accrued liabilities	35,127

Total Liabilities	180,922,019

Net Assets	$1,395,099,177

Net Assets Consist of:
Paid in capital	$1,555,585,319
Total distributable earnings	(160,486,142)

Net Assets	$1,395,099,177

Class 1
Net Assets	$85,004,154
Shares of beneficial interest (unlimited number of shares authorized, no par value)	11,051,223
Net Asset Value (offering and redemption price per share)	$7.69

Class 2
Net Assets	$1,310,095,023
Shares of beneficial interest (unlimited number of shares authorized, no par value)	105,770,684
Net Asset Value (offering and redemption price per share)	$12.39

(a)	Includes securities on loan of $5,795,158.

Statement of Operations

For the Year Ended December 31, 2022

Investment Income:
Interest	$26,454,673
Dividends	11,130,433
Income from securities lending	48,974
Foreign withholding tax	(34,517)

Total Investment Income	37,599,563

Expenses:
Management fees	6,723,693
Administration fees	282,790
Distribution fees — Class 2	3,670,925
Custodian fees	64,815
Administrative and compliance services fees	23,449
Transfer agent fees	14,445
Trustee fees	95,048
Professional fees	71,377
Shareholder reports	35,306
Other expenses	45,515

Total expenses before reductions	11,027,363
Less expense contractually waived/reimbursed by the Manager	(228,020)

Net expenses	10,799,343

Net Investment Income/(Loss)	26,800,220

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	(37,348,427)
Net realized gains/(losses) on futures contracts	(4,309,208)
Net realized gains/(losses) on securities held short	(2,355)
Change in net unrealized appreciation/depreciation on securities and foreign currencies	(247,101,165)
Change in net unrealized appreciation/depreciation on futures contracts	(460,540)
Change in net unrealized appreciation/depreciation on securities held short	219

Net realized and Change in net unrealized gains/losses on investments	(289,221,476)

Change in Net Assets Resulting From Operations	$(262,421,256)

See accompanying notes to the financial statements.

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021^

Change In Net Assets:
Operations:
Net investment income/(loss)	$26,800,220	$15,670,060
Net realized gains/(losses) on investments	(41,659,990)	104,247,562
Change in unrealized appreciation/depreciation on investments	(247,561,486)	19,318,995

Change in net assets resulting from operations	(262,421,256)	139,236,617

Distributions to Shareholders:
Class 1	(10,958,966)	(3,330,348)
Class 2	(109,130,381)	(34,061,423)

Change in net assets resulting from distributions to shareholders	(120,089,347)	(37,391,771)

Capital Transactions:
Class 1
Proceeds from shares issued	213,171	116,811,345
Proceeds from dividends reinvested	10,958,966	3,330,348
Value of shares redeemed	(12,968,837)	(9,762,492)

Total Class 1 Shares	(1,796,700)	110,379,201

Class 2
Proceeds from shares issued	5,307,519	1,259,772,914
Proceeds from dividends reinvested	109,130,381	34,061,423
Value of shares redeemed	(202,741,466)	(196,875,194)

Total Class 2 Shares	(88,303,566)	1,096,959,143

Change in net assets resulting from capital transactions	(90,100,266)	1,207,338,344

Change in net assets	(472,610,869)	1,309,183,190
Net Assets:
Beginning of period	1,867,710,046	558,526,856

End of period	$1,395,099,177	$1,867,710,046

Share Transactions:
Class 1
Shares issued	25,660	11,643,238
Dividends reinvested	1,451,519	336,739
Shares redeemed	(1,449,051)	(956,882)

Total Class 1 Shares	28,128	11,023,095

Class 2
Shares issued	382,308	82,739,673
Dividends reinvested	8,967,163	2,240,883
Shares redeemed	(14,515,051)	(12,725,870)

Total Class 2 Shares	(5,165,580)	72,254,686

Change in shares	(5,137,452)	83,277,781

^	Class 1 activity is for the period June 21, 2021 (commencement of operations) to December 31, 2021.

See accompanying notes to the financial statements.

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated. Does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.)

	Year Ended December 31,
	2022	2021^		2020	2019	2018

Class 1

Net Asset Value, Beginning of Period	$10.29	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.17 (a)	0.07	(a)
Net Realized and Unrealized Gains/(Losses) on Investments	(1.67)	0.52

Total from Investment Activities	(1.50)	0.59

Distributions to Shareholders From:
Net Investment Income	(0.14)	(0.08)
Net Realized Gains	(0.96)	(0.22)

Total Dividends	(1.10)	(0.30)

Net Asset Value, End of Period	$7.69	$10.29

Total Return(b)	(14.40)%	6.03	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$85,004	$113,445
Net Investment Income/(Loss)(d)	1.95%	1.35%
Expenses Before Reductions(d)(e)	0.47%	0.51%
Expenses Net of Reductions(d)	0.46%	0.46%
Portfolio Turnover Rate(f)	72%	115%

Class 2

Net Asset Value, Beginning of Period	$15.81	$14.44		$13.45	$12.26	$13.35

Investment Activities:
Net Investment Income/(Loss)	0.24 (a)	0.19	(a)	0.26 (a)	0.31 (a)	0.34
Net Realized and Unrealized Gains/(Losses) on Investments	(2.56)	1.48		1.51	1.76	(0.58)

Total from Investment Activities	(2.32)	1.67		1.77	2.07	(0.24)

Distributions to Shareholders From:
Net Investment Income	(0.14)	(0.08)		(0.35)	(0.33)	(0.32)
Net Realized Gains	(0.96)	(0.22)		(0.43)	(0.55)	(0.53)

Total Dividends	(1.10)	(0.30)		(0.78)	(0.88)	(0.85)

Net Asset Value, End of Period	$12.39	$15.81		$14.44	$13.45	$12.26

Total Return(b)	(14.56)%	11.65%		13.47%	17.27%	(2.02)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,310,095	$1,754,265		$558,527	$559,027	$539,355
Net Investment Income/(Loss)	1.70%	1.22%		1.92%	2.35%	2.24%
Expenses Before Reductions(c)	0.72%	0.80%		1.03%	1.02%	1.01%
Expenses Net of Reductions	0.71%	0.71%		0.71%	0.71%	0.71%
Portfolio Turnover Rate	72%	115%		77%	77%	66%

^	Class 1 activity for the period June 21, 2021 (commencement of operations) to December 31, 2021.

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to the financial statements.

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2022

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Fidelity Institutional Asset Management Multi-Strategy Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

On December 13, 2022, the Board unanimously approved a reorganization whereby the Fund will acquire all of the assets and liabilities of the AZL Gateway Fund and costs related to the reorganization will be paid by the Manager.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the period, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Structured Notes

The Fund may invest in structured notes, the values of which are based on the price movements of a reference security or index. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of the structured notes may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. The Fund will not pay for such securities or start earning interest on them until they are received. When the Fund agrees to purchase securities on a when-issued basis, the Fund will segregate or designate cash

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2022

or liquid assets equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. The Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Short Sales

The Fund may engage in short sales against the box (i.e., where the Fund owns or has an unconditional right to acquire at no additional cost a security substantially similar to the security sold short) for hedging purposes to limit exposure to a possible market decline in the value of its portfolio securities. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may also incur an interest expense if a security that has been sold short has an interest payment. When the Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust.

This report does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred. All share classes have equal voting rights, except that voting with respect to matters that affect a single class is limited to shares of that class.

Bank Loans

The Fund may invest in bank loans, which generally have interest rates which are reset periodically by reference to a base lending rate plus a premium. These base rates are primarily the London-Interbank Offered Rate and, secondarily, the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. Bank loans often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the anticipated or actual maturity may be considerably earlier than the stated maturity shown in the Schedule of Portfolio of Investments. All or a portion of any bank loans may be unfunded. The Fund reflects both the funded portion of a bank loan, as well as its unfunded commitment in the Schedule of Portfolio Investments. The portfolio is obligated to fund any commitments at the borrower’s discretion. Therefore, the portfolio must have funds sufficient to cover its contractual obligation.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned on the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2022 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $4,852 during the year ended December 31, 2022. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $6,021,821 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2022. At December 31, 2022, there were no master netting provisions in the securities lending agreement.

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2022

TBA Purchase and Sale Commitments

The Fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The Fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the Fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the Fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the Fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral held, if any, by such counterparty. As of June 30, 2022, no collateral had been posted by the Fund to counterparties for TBAs.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2022, the Fund did not engage in any Rule 17a-7 transactions.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2022, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”), if any, is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2022, the monthly average notional amount for long contracts was $17.9 million. There was no short contract activity during the period. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2022:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Value	Statement of Assets and Liabilities Location	Total Value
Equity Risk

Futures Contracts	Receivable for variation margin on futures contracts*	$—	Payable for variation margin on futures contracts*	$478,780

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2022:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized
Equity Risk

Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$(4,309,208)	$(460,540)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization, FIAM LLC (“FIAM”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with the Manager, FIAM provides investment advisory services as the subadviser for the

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2022

Fund subject to the general supervision of the Trustees and the Manager. Prior to March 18, 2022, pursuant to a separate sub-subadvisory agreement with FIAM, Geode Capital Management, LLC (“Geode”) acted as sub-subadviser, made investment decisions with respect to certain designated assets of the Fund, and was paid a fee by FIAM, not the Fund. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Management fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2024.

For the year ended December 31, 2022, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL Fidelity Institutional Asset Management Multi-Strategy Fund, Class 1	0.43%	0.46%

AZL Fidelity Institutional Asset Management Multi-Strategy Fund, Class 2	0.43%	0.71%

*	The annual rate due to the Manager is 0.43% of the first $20 billion of the Fund’s net assets and 0.40% of the Fund’s net assets over $20 billion.

Any amounts waived or reimbursed by the Manager with respect to the annual expense limit in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.”

At December 31, 2022, the contractual reimbursements subject to repayment by the Fund in subsequent years were as follows:

	Expires 12/31/2023	Expires 12/31/2024	Expires 12/31/2025	Total

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	$353,628	$564,106	$228,020	$1,145,754

Management fees, which the Manager may waive in order to maintain more competitive expense ratios, are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations, as applicable. During the year ended December 31, 2022, there were no such waivers.

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of combined average daily net assets of the Funds on the first $4 billion, 0.04% of combined average daily net assets of the Funds on the next $2 billion, 0.02% of combined average daily net assets of the Funds on the next $2 billion and 0.01% of combined average daily net assets of the Funds over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable to Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2022

Security prices are determined pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source in accordance with valuation procedures approved by the Board. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations have become unreliable or are not readily available as defined in Rule 2a-5 under the 1940 Act are valued in accordance with valuation procedures approved by the Board. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with valuation procedures approved by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. These procedures include the Fund’s use of a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The Board has designated the Manager to perform the Fund’s fair value determinations in accordance with valuation procedures approved by the Board. The effect of using fair value pricing is that the Fund’s NAV will be subject to the judgment of the Manager. The Manager’s fair valuation process is subject to the oversight of the Board.

The following is a summary of the valuation inputs used as of December 31, 2022 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3		Total

Common Stocks+	$539,297,467	$—	$238,990		$539,536,457
Preferred Stock+	144,240	—	—		144,240
Warrants+	88,243	—	—		88,243
Asset Backed Securities	—	7,762,729	—		7,762,729
Collateralized Mortgage Obligations	—	83,734,497	—		83,734,497
Convertible Bonds+	—	800,747	551,561		1,352,308
Bank Loans	—	1,135,898	—		1,135,898
Corporate Bonds+	—	299,909,643	—	#	299,909,643
Yankee Debt Obligations+	—	78,378,311	—		78,378,311
Municipal Bonds	—	3,710,721	—		3,710,721
U.S. Government Agency Mortgages	—	170,068,972	—		170,068,972
U.S. Treasury Obligations	—	207,793,435	—		207,793,435
Short-Term Security Held as Collateral for Securities on Loan	6,021,821	—	—		6,021,821
Unaffiliated Investment Companies	71,683,826	—	—		71,683,826

Total Investment Securities	617,235,597	853,294,953	790,551		1,471,321,101

Other Financial Instruments:*
Futures Contracts	(478,780)	—	—		(478,780)

Total Investments	$616,756,817	$853,294,953	$790,551		$1,470,842,321

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

#	Represents the interest in securities that were determined to have a value of zero at December 31, 2022.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2022, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	$1,078,844,483	$1,290,542,050

For the year ended December 31, 2022, purchases and sales of long-term U.S. government securities were as follows:

	Purchases	Sales

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	$140,117,868	$262,420,011

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2022

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Trustees. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of December 31, 2022 are identified below.

Security	Acquisition Date(a)	Acquisition Cost	Shares or Principal Amount	Value	Percentage of Net Assets

Mesquite Energy, Inc., 15.00%, 7/15/23	7/10/20	$26,314	31,702	$202,024	0.01%
Mesquite Energy, Inc., 15.00%, 7/15/23	11/5/20	46,000	54,850	349,537	0.03%
Sanchez Energy Corp., 7.25%, 2/15/23, Callable 1/7/23 @ 100	10/30/18	256,808	278,000	—	0.00%

(a)	Acquisition date represents the initial purchase date of the security.

7. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk. The Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Fund.

Bank Loan Risk: There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may impair or otherwise limit the ability to invest in, receive, hold or sell the securities of such companies.

Interest Rate Risk: Debt securities held by the Fund may decline in value due to rising interest rates. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

London Interbank Offering Rate (“LIBOR”) Risk: Certain investments held by the Fund may pay or receive interest at floating rates based on LIBOR. The United Kingdom Financial Conduct Authority ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. The transition away from LIBOR could result in increased volatility and uncertainty in markets tied to LIBOR. The elimination of LIBOR may adversely affect the market for, or value of, specific securities or payments linked to LIBOR rates, the availability or terms of borrowing or refinancing, or the effectiveness of hedging strategies. To the extent that the Fund’s investments have maturities which extend beyond the transition period, the applicable interest rates might be subject to change if there is a transition from the LIBOR reference rate. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor or SOFR) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

Mortgage-Related and Other Asset-Backed Securities Risk: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, investments in mortgage-related securities may cause the fund to exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If the Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2022

satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Short Sale Risk: The Fund may engage in short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

8. Coronavirus (COVID-19) Pandemic

The global outbreak of the COVID-19 strain of the coronavirus has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may adversely impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objective(s).

9. Recent Regulatory Pronouncements

In December 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-06 “Reference Rate Reform (Topic 848)”. ASU No. 2022-06 updates and clarifies ASU No. 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of LIBOR and other interbank-offered reference rates. The temporary relief provided by ASU No. 2022-06 is effective immediately for certain reference rate related contract modifications that occur through December 31, 2024. Management does not expect ASU No. 2022-06 to have a material impact on the financial statements.

10. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2022 is $1,640,453,507. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$7,775,519
Unrealized (depreciation)	(176,907,925)

Net unrealized appreciation/(depreciation)	$(169,132,406)

As of the end of its tax year ended December 31, 2022, the Fund had capital loss carry forwards (“CLCFs”) as summarized in the table below. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset.

CLCFs not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total Amount

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	$17,799,083	$—	$17,799,083

The tax character of dividends paid to shareholders during the year ended December 31, 2022 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	$42,108,022	$77,981,325	$120,089,347

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2022

The tax character of dividends paid to shareholders during the year ended December 31, 2021, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	$14,482,331	$22,909,440	$37,391,771

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2022, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	$26,438,940	$—	$(17,799,083)	$(169,125,999)	$(160,486,142)

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, foreign currency gains or losses, investments in real estate investment trusts and other miscellaneous differences.

11. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2022, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 75% of the Fund. Investment activities of this shareholder could have a material impact to the Fund.

12. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements, except as noted below.

The reorganization, as discussed in Note 1, whereby the Fund will acquire all of the assets and liabilities of the AZL Gateway Fund, is expected to be completed on or about March 10, 2023.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Fidelity Institutional Asset Management Multi-Strategy Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 23, 2023

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2022, 15.38% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2022, the Fund declared net short-term capital gain distributions of $27,144,505.

During the year ended December 31, 2022, the Fund declared net long-term capital gain distributions of $77,981,325.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2024 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s) and certain competitor or “peer group” funds), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall-out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2022. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 14 and 21, 2022, and September 13, 2022, as well as in various other meetings preceding those meetings. Accordingly, the Advisory Contracts were approved by the Board at an in-person meeting on September 13, 2022. At such meeting the Board also approved the Expense Limitation Agreement between the

Manager and the Trust for the period ending April 30, 2024. Additionally, at a subsequent meeting held December 13, 2022, the Board considered and approved a recommendation to reduce, through at least April 30, 2024, the management fee of the AZL FIAM Total Bond Fund.

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for others to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2022 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 14 and 21, 2022, and September 13, 2022, the Manager reported that for the one-year period ended December 31, 2021, nine Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40% of their respective Lipper peer groups. For the three-year period ended December 31, 2021, six Funds were in the top 40%, six were in the middle 20% and seven were in the bottom 40% of their respective Lipper peer groups. For the five-year period ended December 31, 2021, seven Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40% of their respective Lipper peer groups. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Five Funds, the AZL Russell 1000 Value Index Fund, AZL MSCI Emerging Markets Equity Index Fund, AZL Enhanced Bond Index Fund, AZL MetWest Total Return Bond Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Russell 1000 Value Index Fund and the AZL MSCI Emerging Markets Equity Index Fund in December 2021, of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund in February 2022, and of the AZL MetWest Total Return Fund in September 2021, to receive and review enhanced reporting on each Fund’s current investment strategy, process and outlook. As a result of these discussions, the Board understood that the underperformance of these Funds was primarily a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board considered that the Funds that are index funds seek to track their respective indices and do not take defensive positions under any market conditions, including in periods of market decline. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by low short-term interest rates during the periods measured.

The Board considered that the AZL DFA Five-Year Global Fixed Income Fund, which was in the bottom 40% for the three- and five-year periods, had shown improved relative performance in more recent periods.

At the Board meeting held September 13, 2022, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2022.

Thus, at the Board meeting held September 13, 2022, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2022, 18 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2021 for the 19 Funds was as follows: (1) 18 of the Funds had management fee rankings at or below the 65th percentile (with 14 Funds at or below the 50th percentile); and (2) for the AZL MSCI Global Equity Index Fund, it was determined that there was poor peer group comparability due to there being only one other fund in the category. In addition, the Board also considered that the AZL Enhanced Bond Index Fund ranked at the 63rd percentile in the bond index category, but that the Fund’s enhanced bond strategy lacks direct peers.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2019 through 2021. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. In considering profitability information, the Board considered the possible effect of any fall-out benefits to the Subadvisers and their affiliates. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds (other than AZL FIAM Multi-Strategy Fund, AZL FIAM Total Bond Fund, and AZL MSCI Global Equity Index Fund) do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of June 30, 2022, were approximately $14.8 billion, and that no single Fund had assets in excess of $2.5 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as Fund assets change. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the FOF Trust, and ETF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	50	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	50	Diamond Hill Funds (10 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	50	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	50	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019 - 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc. (a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	50	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	50	None

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	50	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.

(2)	Indefinite.

(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Associate General Counsel, Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the FOF Trust, 2014 to present, and the ETF Trust, 2020 to present.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.

(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1222 02/23

AZL® Fidelity Institutional Asset Management

Total Bond Fund

Annual Report

December 31, 2022

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 28

Statement of Operations Page 28

Statements of Changes in Net Assets Page 29

Financial Highlights Page 30

Notes to the Financial Statements Page 31

Report of Independent Registered Public Accounting Firm Page 38

Other Federal Income Tax Information Page 39

Other Information Page 40

Approval of Investment Advisory and Subadvisory Agreements Page 41

Information about the Board of Trustees and Officers Page 44

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Fidelity Institutional Asset Management® Total Bond Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Fidelity Institutional Asset Management® Total Bond Fund and FIAM LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2022?*

For the year ended December 31, 2022, the AZL® Fidelity Institutional Asset Management® Total Bond Fund (Class 2 shares) (the “Fund”) returned (13.37)%. That compared to a (13.01)% total return for its benchmark, the Bloomberg U.S. Aggregate Bond Index.1

The U.S. bond market posted negative returns in 2022 as the U.S. Federal Reserve took aggressive steps to reign in inflation, which persisted at high levels due to supply chain challenges and spikes in food and energy prices due to Russia’s invasion of Ukraine, among other factors. This notable strategic shift began in late 2021 when the Fed indicated that it was planning to stop bond purchases as part of its quantitative easing program. The trend continued in 2022 as the Fed made a series of increases to its federal funds target rate, starting in March and continuing through December.

The Fund underperformed its benchmark for the period. An overweight allocation to high-yield corporate bonds hurt relative returns, as spreads widened amid growing market concern over the possibility of a recession.

The Fund’s relative performance was helped by its modestly shorter duration compared to that of the benchmark throughout the period, as bond yields rose materially during the year. An underweight position in mortgage-backed securities also contributed to relative returns as spreads widened considerably.

The Fund did not hold derivatives during the period under review.

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2022.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® Fidelity Institutional Asset Management® Total Bond Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek a high level of current income. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), real estate operating companies (REOCs), and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds. Debt securities held by the Fund may decline in value due to rising interest rates.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2022
	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
AZL® Fidelity Institutional Asset Management® Total Bond Fund (Class 1 Shares)	10/28/2016	(13.20)%	(1.60)%	0.85%	—	1.03%
AZL® Fidelity Institutional Asset Management® Total Bond Fund (Class 2 Shares)	9/5/2012	(13.37)%	(1.84)%	0.59%	1.47%	1.49%
Bloomberg U.S. Aggregate Bond Index	9/5/2012	(13.01)%	(2.71)%	0.02%	1.06%	1.06%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® Fidelity Institutional Asset Management® Total Bond Fund (Class 1 Shares)	0.57%
AZL® Fidelity Institutional Asset Management® Total Bond Fund (Class 2 Shares)	0.82%

The above expense ratios are based on the current Fund prospectus dated April 29, 2022. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.70% for Class 1 Shares and 0.95% for Class 2 Shares through April 30, 2024. Additional information pertaining to the December 31, 2022 expense ratios can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Bloomberg U.S. Aggregate Bond Index, which is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Fidelity Institutional Asset Management Total Bond Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Fidelity Institutional Asset Management Total Bond Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL Fidelity Institutional Asset Management Total Bond Fund, Class 1	$1,000.00	$979.60	$2.84	0.57%

AZL Fidelity Institutional Asset Management Total Bond Fund, Class 2	$1,000.00	$978.00	$4.09	0.82%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL Fidelity Institutional Asset Management Total Bond Fund, Class 1	$1,000.00	$1,022.33	$2.91	0.57%

AZL Fidelity Institutional Asset Management Total Bond Fund, Class 2	$1,000.00	$1,021.07	$4.18	0.82%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Corporate Bonds	37.1%

U.S. Treasury Obligations	21.4

U.S. Government Agency Mortgages	20.3

Collateralized Mortgage Obligations	10.8

Yankee Debt Obligations	9.4

Unaffiliated Investment Company	4.5

Asset Backed Securities	2.1

Municipal Bonds	0.7

Short-Term Security Held as Collateral for Securities on Loan	0.7

Convertible Bonds	0.4

Common Stocks	0.2

Bank Loans	0.2

Preferred Stock	— †

Warrant	— †

Total Investment Securities	107.8

Net other assets (liabilities)	(7.8)

Net Assets	100.0%

†	Represents less than 0.05%.

3

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks (0.2%):
Diversified Telecommunication Services (0.0%†):
1,287	Frontier Communications Parent, Inc.*	$32,793

Hotels, Restaurants & Leisure (0.0%†):
1,100	Caesars Entertainment, Inc.*	45,760

Media (0.0%†):
2,400	Altice USA, Inc., Class A*	11,040

Oil, Gas & Consumable Fuels (0.2%):
22	Amplify Energy Corp.*	193
2,649	Denbury, Inc.*	230,516
1,400	EQT Corp.	47,362
5,889	Sanchez Energy Corp.*(a)	350,845

		628,916

Semiconductors & Semiconductor Equipment (0.0%†):
698	Micron Technology, Inc.	34,886

Total Common Stocks (Cost $355,578)		753,395

Preferred Stock (0.0%†):
Electric Utilities (0.0%†):
600	PG&E Corp., 8/16/23	86,544

Total Preferred Stock (Cost $70,437)		86,544

Contracts		Value
Warrant (0.0%†):
Oil, Gas & Consumable Fuels (0.0%†):
95	California Resources Corp., 10/27/24*	1,197

Total Warrant (Cost $–)		1,197

Principal Amount		Value
Asset Backed Securities (2.1%):
$561,996	Aaset Trust, Class A, Series 2021-2A, 2.80%, 1/15/47(b)	452,241
921,568	Aaset Trust, Class A, Series 2017-1A, 3.97%, 5/16/42(b)	714,681
209,785	Aaset Trust, Class A, Series 2018-1A, 3.84%, 1/16/38(b)	127,112
138,939	Aaset Trust, Class A, Series 2020-1A, 4.34%, 1/16/40(b)	59,870
124,544	Aaset Trust, Class A, Series 2020-1A, 3.35%, 1/16/40(b)	98,117
164,232	Aaset Trust, Class A, Series 2019-1, 3.84%, 5/15/39(b)	107,164
369,987	Aaset Trust, Class A, Series 2019-2, 3.38%, 10/16/39(b)	273,801
285,174	Aaset Trust, Class A, Series 2021-1A, 2.95%, 11/16/41(b)	224,316
425,027	Blackbird Capital Aircraft, Class A, Series 2021-1A, 2.44%, 7/15/46, Callable 7/15/28 @ 100(b)	353,642
521,264	Blackbird Capital Aircraft, Class A, Series 2016-1A, 4.21%, 12/16/41, Callable 12/15/24 @ 100(b)(c)	431,231
59,947	Blackbird Capital Aircraft, Class AA, Series 2016-1A, 2.49%, 12/16/41, Callable 12/15/24 @ 100(b)(c)	55,965
321,244	Castlelake Aircraft Structured Trust, Class A, Series 2019-1, 3.97%, 4/15/39(b)	271,494
186,315	Castlelake Aircraft Structured Trust, Class B, Series 2019-1, 5.10%, 4/15/39(b)	138,092
170,236	Castlelake Aircraft Structured Trust, Class A, Series 2021-1A, 3.47%, 1/15/46(b)	142,478

Principal Amount		Value
Asset Backed Securities, continued
$215,893	Castlelake Aircraft Structured Trust, Class A, Series 2018-1A, 4.13%, 6/15/43(b)	$189,227
519,639	CF Hippolyta LLC, Class A1, Series 2021-A, 1.53%, 3/15/61, Callable 3/15/24 @ 100(b)	448,325
545,783	DB Master Finance LLC, Class A2II, Series 2017-1A, 4.03%, 11/20/47, Callable 11/20/23 @ 100(b)	489,282
202,303	Horizon Aircraft Finance, Ltd., Class A, Series 2018-1, 4.46%, 12/15/38(b)	165,988
198,362	Horizon Aircraft Finance, Ltd., Class A, Series 2019-1, 3.72%, 7/15/39(b)	156,038
252,095	Planet Fitness Master Issuer LLC, Class A2I, Series 2022-1A, 3.25%, 12/5/51, Callable 12/5/24 @ 100(b)	218,577
215,373	Planet Fitness Master Issuer LLC, Class A2II, Series 2022-1A, 4.01%, 12/5/51, Callable 12/5/27 @ 100(b)	168,284
326,890	Planet Fitness Master Issuer LLC, Class A2, Series 1A, 3.86%, 12/5/49, Callable 12/5/25 @ 100(b)	268,361
342,922	Project Silver, Class A, Series 2019-1, 3.97%, 7/15/44(b)	270,310
321,051	Sapphire Aviation Finance, Ltd., Class A, Series 2020-1A, 3.23%, 3/15/40(b)	242,980
233,783	Sapphire Aviation Finance, Ltd., Class B, Series 2020-1A, 4.34%, 3/15/40(b)	136,884
314,611	Thunderbolt Aircraft Lease, Ltd., Class A, Series 2017-A, 4.21%, 5/17/32, Callable 4/15/24 @ 100(b)(c)	270,670
495,272	Thunderbolt Aircraft Lease, Ltd., Class A, Series 2019-1, 3.67%, 11/15/39(b)	388,919
437,655	Thunderbolt II Aircraft Lease, Ltd., Class A, Series 2018, 4.15%, 9/15/38, Callable 7/15/2022 @ 100(b)(c)	331,537

Total Asset Backed Securities (Cost $9,058,147)		7,195,586

Collateralized Mortgage Obligations (10.8%):
250,000	Aimco CLO 11, Ltd., Class AR, Series 2020-11A, 5.21%(US0003M+113bps), 10/17/34, Callable 10/17/23 @ 100(b)	243,352
460,000	Aimco CLO 14, Ltd., Class A, Series 2021-14A, 5.23%(US0003M+99bps), 4/20/34, Callable 4/20/23 @ 100(b)	443,470
273,000	Allegro CLO XIII, Ltd., Class A, Series 2021-1A, 5.38%(US0003M+114bps), 7/20/34, Callable 7/20/23 @ 100(b)	265,325
254,000	Allegro CLO XV, Ltd., Class A, Series 2022-1A, 3.18%(TSFR3M+150bps), 7/20/35, Callable 7/20/24 @ 100(b)	247,090
250,000	Ares CLO, Ltd., Class AR2, Series 2015-2A, 5.33%(US0003M+125bps), 4/17/33, Callable 1/17/23 @ 100(b)	244,911
393,000	Ares CLO, Ltd., Class A, Series 2019-54A, 5.40%(US0003M+132bps), 10/15/32, Callable 1/15/23 @ 100(b)	385,469
342,000	Ares LV CLO, Ltd., Class A1R, Series 2020-55A, 5.21%(US0003M+113bps), 7/15/34, Callable 7/15/23 @ 100(b)	334,226
408,000	Ares LVIII CLO, Ltd., Class AR, Series 2020-58A, 5.19%(TSFR3M+133bps), 1/15/35, Callable 1/15/24 @ 100(b)	391,582

See accompanying notes to the financial statements.

4

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$387,000	Ares XLI CLO, Ltd., Class AR2, Series 2016-41A, 5.15%(US0003M+107bps), 4/15/34, Callable 4/15/23 @ 100(b)	$375,582
273,000	BAMLL Commercial Mortgage Securities Trust, Class ANM, Series 2019-BPR, 3.11%, 11/5/32(b)	252,833
100,000	BAMLL Commercial Mortgage Securities Trust, Class BNM, Series 2019-BPR, 3.47%, 11/5/32(b)	93,181
227,000	BAMLL Commercial Mortgage Securities Trust, Class A, Series 2022-DKLX, 5.49%(TSFR1M+115bps), 1/15/39(b)	219,645
100,000	BAMLL Commercial Mortgage Securities Trust, Class C, Series 2022-DKLX, 6.49%(TSFR1M+215bps), 1/15/39(b)	94,870
43,000	Bank, Class A5, Series 2019-BN21, 2.85%, 10/15/52, Callable 10/15/29 @ 100	37,096
250,000	Barings CLO, Ltd., Class AR, Series 2020-1A, 5.23%(US0003M+115bps), 10/15/36, Callable 10/15/23 @ 100(b)	243,253
440,000	Barings CLO, Ltd., Class A, Series 2020-4A, 5.46%(US0003M+122bps), 1/20/32, Callable 1/20/23 @ 100(b)	433,000
417,000	Beechwood Park CLO, Ltd., Class A1R, Series 2019-1A, 5.16%(TSFR3M+130bps), 1/17/35, Callable 1/17/24 @ 100(b)	410,348
49,000	Benchmark Mortgage Trust, Class A5, Series 2018-B4, 4.12%, 7/15/51, Callable 7/15/28 @ 100(c)	46,544
331,000	Bethpage Park CLO, Ltd., Class A, Series 2021-1A, 5.21%(US0003M+113bps), 1/15/35, Callable 10/15/23 @ 100(b)	321,222
201,000	BFLD Trust, Class A, Series 2020-OBRK, 6.37%(US0001M+205bps), 11/15/28(b)	199,498
743,000	BPR Trust, Class A, Series 2022-OANA, 6.23%(TSFR1M+190bps), 4/15/37(b)	731,654
197,000	BPR Trust, Class B, Series 2022-OANA, 6.78%(TSFR1M+245bps), 4/15/37(b)	184,920
442,187	Bristol Park CLO, Ltd., Class AR, Series 2016-1A, 5.07%(US0003M+99bps), 4/15/29, Callable 1/15/23 @ 100(b)	436,038
238,850	BX Commercial Mortgage Trust, Class C, Series 2019-XL, 5.70%(US0001M+125bps), 10/15/36(b)	232,935
339,150	BX Commercial Mortgage Trust, Class D, Series 2019-XL, 5.90%(US0001M+145bps), 10/15/36(b)	328,524
160,611	BX Commercial Mortgage Trust, Class C, Series 2022-LP2, 5.90%(TSFR1M+156bps), 2/15/39(b)	152,177
476,000	BX Commercial Mortgage Trust, Class E, Series 2019-XL, 6.25%(US0001M+180bps), 10/15/36(b)	459,574
160,611	BX Commercial Mortgage Trust, Class B, Series 2022-LP2, 5.65%(TSFR1M+131bps), 2/15/39(b)	153,016
532,896	BX Commercial Mortgage Trust, Class A, Series 2022-LP2, 5.35%(TSFR1M+101bps), 2/15/39(b)	509,802

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$190,400	BX Commercial Mortgage Trust, Class B, Series 2019-XL, 5.53%(US0001M+108bps), 10/15/36(b)	$187,077
119,000	BX Commercial Mortgage Trust, Class D, Series 2018-EXCL, 6.94%(US0001M+263bps), 9/15/37(b)	106,111
160,611	BX Commercial Mortgage Trust, Class D, Series 2022-LP2, 6.30%(TSFR1M+196bps), 2/15/39(b)	150,357
185,000	BX Commercial Mortgage Trust, Class D, Series 2019-IMC, 6.22%(US0001M+190bps), 4/15/34(b)	177,339
75,266	BX Commercial Mortgage Trust, Class A, Series 2019-XL, 5.37%(US0001M+92bps), 10/15/36(b)	74,242
266,000	BX Commercial Mortgage Trust, Class B, Series 2019-IMC, 5.62%(US0001M+130bps), 4/15/34(b)	256,653
400,000	BX Commercial Mortgage Trust, Class A, Series 2019-IMC, 5.32%(US0001M+100bps), 4/15/34(b)	390,647
176,000	BX Commercial Mortgage Trust, Class C, Series 2019-IMC, 5.92%(US0001M+160bps), 4/15/34(b)	168,411
447,000	BX Mortgage Trust, Class A, Series 2021-PAC, 5.01%(US0001M+69bps), 10/15/36(b)	429,136
100,000	BX Mortgage Trust, Class D, Series 2021-PAC, 5.62%(US0001M+130bps), 10/15/36(b)	93,076
302,000	BX Mortgage Trust, Class E, Series 2021-PAC, 6.27%(US0001M+195bps), 10/15/36(b)	282,200
100,000	BX Mortgage Trust, Class C, Series 2021-PAC, 5.42%(US0001M+110bps), 10/15/36(b)	94,006
100,000	BX Mortgage Trust, Class B, Series 2021-PAC, 5.22%(US0001M+90bps), 10/15/36(b)	94,630
373,434	BX Trust, Class A, Series 2022-IND A, 5.82%(TSFR1M+149bps), 4/15/24(b)	365,072
190,452	BX Trust, Class B, Series 2022-IND, 6.27%(TSFR1M+194bps), 4/15/24(b)	183,939
42,945	BX Trust, Class C, Series 2022-IND, 6.62%(TSFR1M+229bps), 4/15/24(b)	41,012
36,410	BX Trust, Class D, Series 2022-IND, 7.16%(TSFR1M+284bps), 4/15/24(b)	34,352
187,000	BX Trust, Class A, Series 2022-GPA, 6.50%(TSFR1M+217bps), 10/15/39(b)	185,030
189,101	Cascade Funding Mortgage Trust, Class A, Series 2021-HB6, 0.90%, 6/25/36, Callable 1/25/23 @ 100(b)(c)	178,901
336,000	Cedar Funding VI CLO, Ltd., Class AAA, Series 2016-6A, 5.29%(US0003M+105bps), 4/20/34, Callable 4/20/23 @ 100(b)	324,990
264,000	Cedar Funding X CLO, Ltd., Class AR, Series 2019-10A, 5.34%(US0003M+110bps), 10/20/32, Callable 1/20/23 @ 100(b)	257,611
250,000	Cedar Funding XII CLO, Ltd., Class A1R, Series 2020-12A, 5.49%(US0003M+113bps), 10/25/34, Callable 10/25/23 @ 100(b)	242,673

See accompanying notes to the financial statements.

5

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$387,000	Cedar Funding XV CLO, Ltd., Class A, Series 2022-15A, 5.28%(TSFR3M+132bps), 4/20/35, Callable 4/20/24 @ 100(b)	$372,719
137,958	CHC Commercial Mortgage Trust, Class C, Series 2019-CHC, 6.07%(US0001M+175bps), 6/15/34(b)	128,035
122,078	CHC Commercial Mortgage Trust, Class B, Series 2019-CHC, 5.82%(US0001M+150bps), 6/15/34(b)	119,598
622,301	CHC Commercial Mortgage Trust, Class A, Series 2019-CHC, 5.44%(US0001M+112bps), 6/15/34(b)	607,270
75,000	CIM Retail Portfolio Trust, Class D, Series 2021-RETL, 7.37%(US0001M+305bps), 8/15/36(b)	72,446
6,722	CIM Retail Portfolio Trust, Class C, Series 2021-RETL, 6.62%(US0001M+230bps), 8/15/36(b)	6,448
328,000	Columbia Cent CLO 29, Ltd., Class AR, Series 2020-29A, 5.41%(US0003M+117bps), 10/20/34, Callable 10/20/23 @ 100(b)	318,170
580,000	Columbia Cent CLO 30, Ltd., Class A1, Series 2020-30A, 5.55%(US0003M+131bps), 1/20/34, Callable 4/20/23 @ 100(b)	567,838
440,000	Columbia Cent CLO 31, Ltd., Class A1, Series 2021-31A, 5.44%(US0003M+120bps), 4/20/34, Callable 7/20/23 @ 100(b)	427,317
83,000	Commercial Mortgage Trust, Class A5, Series 2014-CR18, 3.83%, 7/15/47, Callable 7/15/24 @ 100	80,376
205,000	Credit Suisse Mortgage Capital Certificates, Class B, Series 2019-ICE4, 5.55%(US0001M+123bps), 5/15/36(b)	201,457
116,301	Credit Suisse Mortgage Capital Certificates, Class A, Series 2020-NET, 2.26%, 8/15/37(b)	104,141
128,000	CSMC Trust, Class D, Series 2018, 4.78%, 4/15/36(b)	117,960
1,384,000	CSMC Trust, Class D, Series 2017-PFHP, 6.57%(US0001M+225bps), 12/15/30(b)	1,308,624
309,000	CSMC Trust, Class A, Series 2018, 4.28%, 4/15/36(b)	296,288
100,000	CSMC Trust, Class B, Series 2018, 4.53%, 4/15/36(b)	96,320
100,000	CSMC Trust, Class C, Series 2018, 4.78%, 4/15/36(b)	95,949
250,000	Dryden 76 CLO, Ltd., Class A1R, Series 2019-76A, 5.39%(US0003M+115bps), 10/20/34, Callable 10/20/23 @ 100(b)	243,077
382,000	Dryden 83 CLO, Ltd., Class A, Series 2020-83A, 5.41%(US0003M+122bps), 1/18/32, Callable 1/18/23 @ 100(b)	375,778
296,000	Dryden 85 CLO, Ltd., Class AR, Series 2020-85A, 5.23%(US0003M+115bps), 10/15/35, Callable 10/15/23 @ 100(b)	287,509
250,000	Dryden 90 CLO, Ltd., Class A1A, Series 2021-90A, 5.81%(US0003M+113bps), 2/20/35, Callable 2/20/24 @ 100(b)	242,463
250,000	Dryden 98 CLO, Ltd., Class A, Series 2022-98A, 5.26%(TSFR3M+130bps), 4/20/35, Callable 4/20/24 @ 100(b)	241,406
300,000	Dryden CLO, Ltd., Class A, Series 2020-78A, 5.26%(US0003M+118bps), 4/17/33, Callable 1/17/23 @ 100(b)	293,611

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$250,000	Eaton Vance CLO, Ltd., Class A13R, Series 2013-1A, 5.33%(US0003M+125bps), 1/15/34, Callable 1/15/23 @ 100(b)	$243,866
378,000	Eaton Vance CLO, Ltd., Class AR, Series 2020-2A, 5.23%(US0003M+115bps), 1/15/35, Callable 1/15/24 @ 100(b)	368,854
612,000	ELP Commercial Mortgage Trust, Class A, Series 2021-ELP, 5.02%(US0001M+70bps), 11/15/36(b)	586,073
131,786	Extended Stay America Trust, Class D, Series 2021-ESH, 6.57%(US0001M+225bps), 7/15/38(b)	126,216
97,619	Extended Stay America Trust, Class C, Series 2021-ESH, 6.02%(US0001M+170bps), 7/15/38(b)	93,718
119,095	Extended Stay America Trust, Class B, Series 2021-ESH, 5.70%(US0001M+138bps), 7/15/38(b)	114,485
209,881	Extended Stay America Trust, Class A, Series 2021-ESH, 5.40%(US0001M+108bps), 7/15/38(b)	203,841
250,000	Flatiron CLO 19, Ltd., Class AR, Series 2019-1A, 5.72%(US0003M+108bps), 11/16/34, Callable 2/16/23 @ 100(b)	243,929
430,000	Flatiron CLO 20, Ltd., Class A, Series 2020-1A, 5.98%(US0003M+130bps), 11/20/33, Callable 2/20/23 @ 100(b)	420,240
250,000	Flatiron CLO 21, Ltd., Class A1, Series 2021-1A, 5.34%(US0003M+111bps), 7/19/34, Callable 7/19/23 @ 100(b)	243,887
264,000	GS Mortgage Securities Corp. Trust, Class A, Series 2021-IP, 5.27%(US0001M+95bps), 10/15/36(b)	246,129
100,000	GS Mortgage Securities Corp. Trust, Class B, Series 2021-IP, 5.47%(US0001M+115bps), 10/15/36(b)	92,449
319,000	INTOWN STAY Mortgage Trust, Class A, Series 2022, 6.82%(TSFR1M+249bps), 8/15/37, Callable 8/15/24 @ 100(b)	315,197
250,000	Invesco CLO, Ltd., Class A, Series 2021-3A, 5.45%(US0003M+113bps), 10/22/34, Callable 10/22/23 @ 100(b)	242,533
63,000	J.P. Morgan Chase Commercial Mortgage Securities Trust, Class CFX, Series 2018-WPT, 4.95%, 7/5/23, Callable 7/5/23 @ 100(b)	61,930
97,000	J.P. Morgan Chase Commercial Mortgage Securities Trust, Class DFX, Series 2018-WPT, 5.35%, 7/5/23, Callable 7/5/23 @ 100(b)	95,352
133,000	J.P. Morgan Chase Commercial Mortgage Securities Trust, Class EFX, Series 2018-WPT, 5.54%, 7/5/23, Callable 7/5/23 @ 100(b)	130,291
506,000	KKR CLO 41, Ltd., Class A1, Series 2022-41A, 5.19%(TSFR3M+133bps), 4/15/35, Callable 4/15/24 @ 100(b)	487,365
388,273	Life Mortgage Trust, Class A, Series 2021-BMR, 5.02%(US0001M+70bps), 3/15/38(b)	376,096

See accompanying notes to the financial statements.

6

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$173,000	Life Mortgage Trust, Class D, Series 2022-BMR2, 6.88%(TSFR1M+254bps), 5/15/39, Callable 5/15/24 @ 100(b)	$165,699
98,297	Life Mortgage Trust, Class D, Series 2021-BMR, 5.72%(US0001M+140bps), 3/15/38(b)	93,173
580,000	Life Mortgage Trust, Class A1, Series 2022-BMR2, 5.63%(TSFR1M+130bps), 5/15/39, Callable 5/15/24 @ 100(b)	565,511
98,297	Life Mortgage Trust, Class E, Series 2021-BMR, 6.07%(US0001M+175bps), 3/15/38(b)	93,039
98,297	Life Mortgage Trust, Class C, Series 2021-BMR, 5.42%(US0001M+110bps), 3/15/38(b)	93,451
194,000	Life Mortgage Trust, Class C, Series 2022-BMR2, 6.43%(TSFR1M+209bps), 5/15/39, Callable 5/15/24 @ 100(b)	187,700
98,297	Life Mortgage Trust, Class B, Series 2021-BMR, 5.20%(US0001M+88bps), 3/15/38(b)	93,962
347,000	Life Mortgage Trust, Class B, Series 2022-BMR2, 6.13%(TSFR1M+179bps), 5/15/39, Callable 5/15/24 @ 100(b)	336,164
250,000	Lucali CLO, Ltd., Class A, Series 2020-1A, 5.29%(US0003M+121bps), 1/15/32, Callable 1/15/23 @ 100(b)	246,595
460,000	Madison Park Funding L, Ltd., Class A, Series 2021-50A, 5.37%(US0003M+114bps), 4/19/34, Callable 4/19/23 @ 100(b)	449,960
369,000	Madison Park Funding LII, Ltd., Class A, Series 2021-52A, 5.42%(US0003M+110bps), 1/22/35, Callable 1/22/24 @ 100(b)	357,185
250,000	Madison Park Funding XLV, Ltd., Class AR, Series 2020-45A, 5.20%(US0003M+112bps), 7/15/34, Callable 7/15/23 @ 100(b)	243,722
270,761	Madison Park Funding, Ltd., Class A1R2, Series 2015-19A, 5.24%(US0003M+92bps), 1/22/28, Callable 1/22/23 @ 100(b)	267,762
325,000	Magnetite XXI, Ltd., Class AR, Series 2019-21A, 5.26%(US0003M+102bps), 4/20/34, Callable 1/20/23 @ 100(b)	315,748
271,000	Magnetite XXIII, Ltd., Class AR, Series 2019-23A, 5.49%(US0003M+113bps), 1/25/35, Callable 1/25/24 @ 100(b)	263,316
400,000	Magnetite XXIX, Ltd., Class A, Series 2021-29A, 5.07%(US0003M+99bps), 1/15/34, Callable 1/15/23 @ 100(b)	392,322
250,000	Magnetite XXVII, Ltd., Class AR, Series 2020-27A, 5.38%(US0003M+114bps), 10/20/34, Callable 10/20/23 @ 100(b)	243,340
400,000	Magnetite XXX, Ltd., Class A, Series 2021-30A, 5.49%(US0003M+113bps), 10/25/34, Callable 10/25/23 @ 100(b)	389,472
464,000	Milos CLO, Ltd., Class AR, Series 2017-1A, 5.31%(US0003M+107bps), 10/20/30, Callable 1/20/23 @ 100(b)	457,366
82,000	Morgan Stanley Capital I Trust, Class C, Series 2019-Mead, 3.18%, 11/10/36, Callable 11/10/24 @ 100(b)(c)	74,770
86,000	Morgan Stanley Capital I Trust, Class B, Series 2019-Mead, 3.18%, 11/10/36, Callable 11/10/24 @ 100(b)	79,784

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$593,000	Morgan Stanley Capital I Trust, Class A, Series 2019-Mead, 3.17%, 11/10/36, Callable 11/10/24 @ 100(b)	$551,924
200,000	Morgan Stanley Capital I Trust, Class A4, Series 2018-H4, 4.31%, 12/15/51, Callable 1/15/29 @ 100	189,205
723,200	Morgan Stanley Capital I Trust, Class C, Series 2018-BOP, 5.82%(US0001M+150bps), 6/15/35(b)	673,708
300,000	Morgan Stanley Capital I Trust, Class B, Series 2018-BOP, 5.57%(US0001M+125bps), 6/15/35(b)	297,103
250,000	Peace Park CLO, Ltd., Class A, Series 2021-1A, 5.37%(US0003M+113bps), 10/20/34, Callable 10/20/23 @ 100(b)	243,419
24,835	Prima Capital CRE Securitization, Class A, Series 2021-9A, 5.39%(US0001M+145bps), 12/15/37, Callable 10/25/23 @ 100(b)	24,527
470,000	Rockland Park CLO, Ltd., Class A, Series 2021-1A, 5.36%(US0003M+112bps), 4/20/34, Callable 4/20/23 @ 100(b)	458,655
420,000	RR 7, Ltd., Class A1AB, Series 2019-7A, 5.20%(TSFR3M+134bps), 1/15/37, Callable 1/15/23 @ 100(b)	409,589
103,000	SPGN Mortgage Trust, Class B, Series 2022-TFLM, 6.34%(TSFR1M+200bps), 2/15/39, Callable 2/15/24 @ 100(b)	96,926
53,000	SPGN Mortgage Trust, Class C, Series 2022-TFLM, 6.99%(TSFR1M+265bps), 2/15/39, Callable 2/15/24 @ 100(b)	49,613
146,000	SREIT Trust, Class C, Series 2021-MFP, 5.65%(US0001M+133bps), 11/15/38(b)	138,662
235,000	SREIT Trust, Class B, Series 2021-MFP, 5.40%(US0001M+108bps), 11/15/38(b)	223,768
410,000	SREIT Trust, Class A, Series 2021-MFP, 5.05%(US0001M+73bps), 11/15/38(b)	394,271
100,000	SREIT Trust, Class D, Series 2021-MFP, 5.90%(US0001M+158bps), 11/15/38(b)	94,354
350,000	Symphony CLO XXVI, Ltd., Class AR, Series 2021-26A, 5.32%(US0003M+108bps), 4/20/33, Callable 1/20/23 @ 100(b)	339,955
434,000	Symphony CLO XXXII, Ltd., Class A1, Series 2022-32A, 5.36%(TSFR3M+132bps), 4/23/35, Callable 4/23/24 @ 100(b)	424,039
370,000	VLS Commercial Mortgage Trust, Class A, Series 2020-LAB, 2.13%, 10/10/42(b)	284,140
20,000	VLS Commercial Mortgage Trust, Class B, Series 2020-LAB, 2.45%, 10/10/42(b)	15,134
250,000	Voya CLO, Ltd., Class A1R, Series 2020-2A, 5.39%(US0003M+116bps), 7/19/34, Callable 7/19/23 @ 100(b)	244,640
250,000	Voya CLO, Ltd., Class AR, Series 2020-1A, 5.23%(US0003M+115bps), 7/16/34, Callable 7/16/23 @ 100(b)	243,670
516,000	Voya CLO, Ltd., Class A, Series 2019-2, 5.51%(US0003M+127bps), 7/20/32, Callable 1/20/23 @ 100(b)	506,919
444,000	Voya CLO, Ltd., Class AR, Series 2020-3A, 5.39%(US0003M+115bps), 10/20/34, Callable 10/20/23 @ 100(b)	431,975

See accompanying notes to the financial statements.

7

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$261,000	Wells Fargo Commercial Mortgage Trust, Class A, Series 2021-FCMT, 5.52%(US0001M+120bps), 5/15/31(b)	$248,473
234,000	Wells Fargo Commercial Mortgage Trust, Class A5, Series 2018-C48, 4.30%, 1/15/52, Callable 12/15/28 @ 100	221,491

Total Collateralized Mortgage Obligations (Cost $37,681,612)		36,302,054

Convertible Bonds (0.4%):
Entertainment (0.0%†):
37,000	Live Nation Entertainment, Inc., 2.00%, 2/15/25	36,458

Hotels, Restaurants & Leisure (0.0%†):
38,000	Booking Holdings, Inc., 0.75%, 5/1/25	50,854
40,000	Vail Resorts, Inc., 2.55%, 1/1/26	37,085

		87,939

Leisure Products (0.0%†):
28,000	Callaway Golf Co., 2.75%, 5/1/26	36,244

Media (0.1%):
85,000	DISH Network Corp., 2.38%, 3/15/24	76,882
209,000	DISH Network Corp., 3.38%, 8/15/26	131,233

		208,115

Oil, Gas & Consumable Fuels (0.2%):
46,865	Mesquite Energy, Inc., 15.00%, 7/15/23(a)(b)	298,652
79,890	Mesquite Energy, Inc., 15.00%, 7/15/23(a)(b)	509,107

		807,759

Professional Services (0.1%):
23,000	FTI Consulting, Inc., 2.00%, 8/15/23	36,214
33,000	KBR, Inc., 2.50%, 11/1/23	68,493

		104,707

Semiconductors & Semiconductor Equipment (0.0%†):
13,000	ON Semiconductor Corp., 1.63%, 10/15/23	38,981

		38,981

Total Convertible Bonds (Cost $626,832)		1,320,203

Bank Loans (0.2%):
Chemicals (0.0%†):
24,688	Consolidated Energy Term Incr B 1Ln, 7.82% (LIBOR+350bps ), 5/7/25	23,515
9,925	Diamond (BC) B.V. Term B 1Ln, 7.07% (LIBOR+275bps ), 9/29/28	9,577

		33,092

Construction & Engineering (0.0%†):
50,000	DG Investment Intermediate Holdings Term 2Ln, 11.07% (LIBOR+675bps ), 3/31/29	43,916
9,875	DG Investment Intermediate Holdings Term B 1Ln, 8.07% (LIBOR+375bps ), 3/31/28	9,431

		53,347

Diversified Consumer Services (0.0%†):
5,000	Ascend Learning Term 2Ln, 10.07% (LIBOR+575bps ), 12/10/29	4,269
74,438	Ascend Learning Term B 1Ln, 7.82% (LIBOR+350bps ), 12/10/28	70,250

		74,519

Principal Amount		Value
Bank Loans, continued
Hotels, Restaurants & Leisure (0.1%):
$109,175	City Football Group Term B 1Ln, 7.32% (LIBOR+300bps ), 7/21/28	$101,806
75,285	Diamond Sports Group Term 2Ln, 7.71% (Term SOFR+335bps ), 8/24/26	8,281
156,412	Golden Entertainment Term B 1Ln, 7.32% (LIBOR+300bps ), 10/20/24	155,825

		265,912

Industrial Products (0.0%†):
50,000	Brookfield WEC Holding Inc. Term 1Ln, 8.11% (Term SOFR+375bps ), 8/1/25	49,735

Media (0.0%†):
19,950	ABG Intermediate Holdings 2 LLC Term B1 1LN, 7.86% (Term SOFR+350bps ), 12/21/28	19,277

Software (0.0%†):
6,771	Acuris Finance US Inc. Term 1Ln, 8.36% (Term SOFR+400bps ), 2/16/28	6,644

Software & Tech Services (0.1%):
46,911	Athenahealth Term B 1Ln, 7.86% (Term SOFR+350bps ), 2/15/29	42,237
7,971	Athenahealth Term DD 1Ln, 7.82% (LIBOR+350bps ), 2/15/29+	7,177
125,000	Nielsen Holdings Term B 1Ln, 4.36% (Term SOFR+0bps ), 4/11/29	111,329

		160,743

Total Bank Loans (Cost $725,499)		663,269

Corporate Bonds (37.1%):
Aerospace & Defense (0.6%):
214,000	Boeing Co. (The), 5.04%, 5/1/27, Callable 3/1/27 @ 100	211,948
214,000	Boeing Co. (The), 5.15%, 5/1/30, Callable 2/1/30 @ 100	209,339
200,000	Boeing Co. (The), 5.71%, 5/1/40, Callable 11/1/39 @ 100	191,922
200,000	Boeing Co. (The), 5.81%, 5/1/50, Callable 11/1/49 @ 100	187,888
210,000	Boeing Co. (The), 5.93%, 5/1/60, Callable 11/1/59 @ 100	193,993
125,000	BWX Technologies, Inc., 4.13%, 6/30/28, Callable 6/30/23 @ 102.06(b)	111,406
170,000	BWX Technologies, Inc., 4.13%, 4/15/29, Callable 4/15/24 @ 102.06(b)	148,750
5,000	Howmet Aerospace, Inc., 5.95%, 2/1/37	4,844
65,000	Moog, Inc., 4.25%, 12/15/27, Callable 2/6/23 @ 103.19(b)	59,800
60,000	TransDigm UK Holdings plc, 6.88%, 5/15/26, Callable 2/6/23 @ 103.44	58,950
60,000	TransDigm, Inc., 6.38%, 6/15/26, Callable 2/6/23 @ 101.59	58,425
55,000	TransDigm, Inc., 7.50%, 3/15/27, Callable 2/6/23 @ 103.75	54,381
610,000	TransDigm, Inc., 5.50%, 11/15/27, Callable 2/6/23 @ 102.75	567,300
115,000	TransDigm, Inc., 4.88%, 5/1/29, Callable 5/1/24 @ 102.44	100,050

		2,158,996

See accompanying notes to the financial statements.

8

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Corporate Bonds, continued
Air Freight & Logistics (0.1%):
$100,000	Cargo Aircraft Management, Inc., 4.75%, 2/1/28, Callable 2/1/23 @ 102.38(b)	$90,000
93,000	XPO Logistics, Inc., 6.25%, 5/1/25, Callable 2/6/23 @ 103.13(b)	93,930

		183,930

Auto Components (0.0%†):
55,000	Dana, Inc., 4.50%, 2/15/32, Callable 2/15/27 @ 102.25	44,619

Automobiles (0.5%):
199,000	Magallanes, Inc., 3.43%, 3/15/24(b)	193,036
109,000	Magallanes, Inc., 3.64%, 3/15/25(b)	103,733
213,000	Magallanes, Inc., 3.76%, 3/15/27, Callable 2/15/27 @ 100(b)	192,347
74,000	Magallanes, Inc., 4.05%, 3/15/29, Callable 1/15/29 @ 100(b)	64,259
310,000	Magallanes, Inc., 4.28%, 3/15/32, Callable 12/15/31 @ 100(b)	256,009
155,000	Magallanes, Inc., 5.05%, 3/15/42, Callable 9/15/41 @ 100(b)	119,487
234,000	Magallanes, Inc., 5.14%, 3/15/52, Callable 9/15/51 @ 100(b)	172,213
55,000	Magic Mergeco, Inc., 5.25%, 5/1/28, Callable 11/1/23 @ 102.63(b)	44,000
105,000	Michaels Cos., Inc. (The), 7.88%, 5/1/29, Callable 5/1/24 @ 103.94(b)	69,825
75,000	Thor Industries, Inc., 4.00%, 10/15/29, Callable 10/15/24 @ 102(b)	58,875
309,000	Volkswagen Group of America Finance LLC, 3.13%, 5/12/23(b)	306,366

		1,580,150

Banks (4.0%):
612,000	Bank of America Corp., Series L, 3.95%, 4/21/25	595,357
128,000	Bank of America Corp., Series G, 4.45%, 3/3/26	125,557
930,000	Bank of America Corp., 2.30% (SOFR+122 bps), 7/21/32, Callable 7/21/31 @ 100	718,005
2,462,000	Bank of America Corp., 5.02% (SOFR+216 bps), 7/22/33, Callable 7/22/32 @ 100	2,350,082
100,000	CIT Group, Inc., 3.93% (SOFR+4 bps), 6/19/24, Callable 6/19/23 @ 100	98,875
245,000	CIT Group, Inc., 6.13%, 3/9/28	250,206
393,000	Citigroup, Inc., 3.35% (US0003M+90 bps), 4/24/25, Callable 4/24/24 @ 100	381,150
1,642,000	Citigroup, Inc., 4.30%, 11/20/26	1,590,096
954,000	Citigroup, Inc., 4.91% (SOFR+209 bps), 5/24/33, Callable 5/24/32 @ 100	898,155
200,000	Citizens Financial Group, Inc., 2.64%, 9/30/32, Callable 7/2/32 @ 100	149,519
267,000	JPMorgan Chase & Co., 2.96% (SOFR+252 bps), 5/13/31, Callable 5/13/30 @ 100	220,807
2,747,000	JPMorgan Chase & Co., 4.59% (SOFR+180 bps), 4/26/33, Callable 4/26/32 @ 100	2,541,107
374,000	JPMorgan Chase & Co., 4.91% (SOFR+208 bps), 7/25/33, Callable 7/25/32 @ 100	357,034
296,000	Wells Fargo & Co., 2.41% (US0003M+83 bps), 10/30/25, Callable 10/30/24 @ 100, MTN	280,419

Principal Amount		Value
Corporate Bonds, continued
Banks, continued
$449,000	Wells Fargo & Co., 3.53% (SOFR+151 bps), 3/24/28, Callable 3/24/27 @ 100	$417,759
938,000	Wells Fargo & Co., 4.48% (US0003M+4 bps), 4/4/31, Callable 4/4/30 @ 100, MTN	878,825
1,677,000	Wells Fargo & Co., 4.90% (SOFR+210 bps), 7/25/33, Callable 7/25/32 @ 100	1,596,692

		13,449,645

Beverages (0.5%):
500,000	Anheuser-Busch InBev Worldwide, Inc., 3.50%, 6/1/30, Callable 3/1/30 @ 100	457,566
220,000	Anheuser-Busch InBev Worldwide, Inc., 4.35%, 6/1/40, Callable 12/1/39 @ 100	195,573
509,000	Anheuser-Busch InBev Worldwide, Inc., 4.75%, 4/15/58, Callable 10/15/57 @ 100	449,996
523,000	Anheuser-Busch InBev Worldwide, Inc., 5.80%, 1/23/59, Callable 7/23/58 @ 100	546,116
150,000	Triton Water Holdings, Inc., 6.25%, 4/1/29, Callable 4/1/24 @ 103.13(b)	120,375

		1,769,626

Biotechnology (0.0%†):
245,000	Emergent BioSolutions, Inc., 3.88%, 8/15/28, Callable 8/15/23 @ 101.94(b)	118,825

Building Products (0.1%):
255,000	Advanced Drainage Systems, Inc., 5.00%, 9/30/27, Callable 1/23/23 @ 102.5(b)	238,425
55,000	Builders FirstSource, Inc., 4.25%, 2/1/32, Callable 8/1/26 @ 102.13(b)	44,619
15,000	Roller Bearing Co. of America, Inc., 4.38%, 10/15/29, Callable 10/15/24 @ 102.19(b)	13,200

		296,244

Capital Markets (3.6%):
282,000	Affiliated Managers Group, Inc., 4.25%, 2/15/24	279,684
572,000	Affiliated Managers Group, Inc., 3.50%, 8/1/25	548,877
706,000	Ares Capital Corp., 4.20%, 6/10/24, Callable 5/10/24 @ 100	684,178
751,000	Ares Capital Corp., 3.88%, 1/15/26, Callable 12/15/25 @ 100	690,023
353,000	Blackstone Private Credit Fund, 7.05%, 9/29/25(b)	349,416
140,000	Coinbase Global, Inc., 3.38%, 10/1/28, Callable 10/1/24 @ 101.69(b)	73,500
145,000	Coinbase Global, Inc., 3.63%, 10/1/31, Callable 10/1/26 @ 101.81(b)	69,237
1,140,000	Goldman Sachs Group, Inc. (The), 3.80%, 3/15/30, Callable 12/15/29 @ 100	1,028,080
510,000	Goldman Sachs Group, Inc. (The), 2.38% (SOFR+125 bps), 7/21/32, Callable 7/21/31 @ 100	397,116
1,009,000	Goldman Sachs Group, Inc. (The), 3.10% (SOFR+141 bps), 2/24/33, Callable 2/24/32 @ 100	825,498
194,000	Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37	207,606
70,000	HAT Holdings I LLC / HAT Holdings II LLC, 3.38%, 6/15/26, Callable 3/15/26 @ 100(b)	60,550
25,000	LCM Investments Holdings II LLC, 4.88%, 5/1/29, Callable 5/1/24 @ 102.44(b)	20,500

See accompanying notes to the financial statements.

9

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Corporate Bonds, continued
Capital Markets, continued
$170,000	Medline Borrower, LP, 3.88%, 4/1/29, Callable 10/1/24 @ 101.94(b)	$136,000
25,000	ModivCare Escrow Issuer, Inc., 5.00%, 10/1/29, Callable 10/1/24 @ 102.5(b)	20,875
2,124,000	Morgan Stanley, 3.74% (US0003M+85 bps), 4/24/24, Callable 4/24/23 @ 100	2,113,202
632,000	Morgan Stanley, 3.62% (SOFR+312 bps), 4/1/31, Callable 4/1/30 @ 100	553,614
891,000	Morgan Stanley, 4.89% (SOFR+208 bps), 7/20/33, Callable 7/20/32 @ 100	841,422
1,600,000	Morgan Stanley, 6.34% (SOFR+256 bps), 10/18/33, Callable 10/18/32 @ 100	1,681,178
70,000	Mozart Debt Merger Sub, Inc., 5.25%, 10/1/29, Callable 10/1/24 @ 102.63(b)	55,475
45,000	MSCI, Inc., 3.25%, 8/15/33, Callable 8/15/27 @ 101.63(b)	34,762
190,000	Navios South American Logistics, Inc. / Navios Logistics Finance US, Inc., 10.75%, 7/1/25, Callable 2/6/23 @ 108.06(b)	180,500
457,000	Pine Street Trust I, 4.57%, 2/15/29, Callable 11/15/28 @ 100(b)	423,007
500,000	Pine Street Trust II, 5.57%, 2/15/49, Callable 8/15/48 @ 100(b)	441,062
20,000	Real Hero Merger Sub 2, Inc., 6.25%, 2/1/29, Callable 2/1/24 @ 103.13(b)	13,900
50,000	US Renal Care, Inc., 10.63%, 7/15/27, Callable 2/6/23 @ 105.31(b)	10,500
80,000	Victors Merger Corp., 6.38%, 5/15/29, Callable 5/15/24 @ 103.19(b)	44,000

		11,783,762

Chemicals (0.3%):
16,000	CF Industries, Inc., 4.95%, 6/1/43	13,660
170,000	Chemours Co. (The), 5.38%, 5/15/27, Callable 2/15/27 @ 100^	155,762
355,000	Chemours Co. (The), 5.75%, 11/15/28, Callable 11/15/23 @ 102.88(b)	316,838
25,000	Diamond BC BV, 4.63%, 10/1/29, Callable 10/1/24 @ 102.31(b)	20,063
115,000	LSB Industries, Inc., 6.25%, 10/15/28, Callable 10/15/24 @ 103.13(b)	103,500
125,000	Olin Corp., 5.00%, 2/1/30, Callable 2/1/24 @ 102.5	114,062
200,000	Olympus Water US Holding Corp., 4.25%, 10/1/28, Callable 10/1/24 @ 102.13(b)	165,000
60,000	Scotts Miracle-Gro Co. (The), 4.38%, 2/1/32, Callable 8/1/26 @ 102.19	45,450
35,000	Valvoline, Inc., 4.25%, 2/15/30, Callable 2/15/25 @ 102.13(b)	34,125
135,000	Valvoline, Inc., 3.63%, 6/15/31, Callable 6/15/26 @ 101.81(b)	108,000
80,000	WR Grace Holdings LLC, 4.88%, 6/15/27, Callable 6/15/23 @ 102.44(b)	70,871
55,000	WR Grace Holdings LLC, 5.63%, 8/15/29, Callable 8/15/24 @ 102.81(b)	44,344

		1,191,675

Principal Amount		Value
Corporate Bonds, continued
Commercial Services & Supplies (0.3%):
$55,000	ADT Security Corp. (The), 4.13%, 8/1/29, Callable 8/1/28 @ 100(b)	$46,612
165,000	Aramark Services, Inc., 5.00%, 2/1/28, Callable 2/6/23 @ 102.5(b)	153,656
255,000	CoreCivic, Inc., 8.25%, 4/15/26, Callable 4/15/24 @ 104.13	260,100
56,000	GEO Group, Inc. (The), 10.50%, 6/30/28, Callable 1/17/23 @ 103	56,630
95,000	GEO Group, Inc. (The), 9.50%, 12/31/28, Callable 1/17/23 @ 103(b)	90,963
35,000	Legends Hospitality Holding Co. LLC / Legends Hospitality Co-Issuer, Inc., 5.00%, 2/1/26, Callable 2/6/23 @ 102.5(b)	31,019
35,000	Pitney Bowes, Inc., 6.88%, 3/15/27, Callable 3/15/24 @ 103.44(b)	29,881
70,000	Pitney Bowes, Inc., 7.25%, 3/15/29, Callable 3/15/24 @ 103.63(b)	54,688
120,000	Stericycle, Inc., 3.88%, 1/15/29, Callable 11/15/23 @ 101.94(b)	104,700

		828,249

Communications Equipment (0.1%):
170,000	CommScope, Inc., 6.00%, 3/1/26, Callable 2/6/23 @ 103(b)	156,825
90,000	CommScope, Inc., 7.13%, 7/1/28, Callable 7/1/23 @ 103.56(b)	64,350
90,000	CommScope, Inc., 4.75%, 9/1/29, Callable 9/1/24 @ 102.38(b)	72,562
115,000	Viavi Solutions, Inc., 3.75%, 10/1/29, Callable 10/1/24 @ 101.88(b)	95,450

		389,187

Construction & Engineering (0.2%):
40,000	Arcosa, Inc., 4.38%, 4/15/29, Callable 4/15/24 @ 102.19(b)	34,600
330,000	Brand Industrial Services, Inc., 8.50%, 7/15/25, Callable 2/6/23 @ 102.13(b)	263,175
105,000	Dycom Industries, Inc., 4.50%, 4/15/29, Callable 4/15/24 @ 102.25(b)	91,612
80,000	Global Infrastructure Solutions, Inc., 5.63%, 6/1/29, Callable 6/1/24 @ 102.81(b)	62,200
35,000	Great Lakes Dredge & Dock Corp., 5.25%, 6/1/29, Callable 6/1/24 @ 102.63(b)	26,819
350,000	Pike Corp., 5.50%, 9/1/28, Callable 9/1/23 @ 102.75(b)	304,063

		782,469

Consumer Discretionary Products (0.1%):
125,000	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc., 4.63%, 1/15/29, Callable 1/15/25 @ 102.31(b)	105,625
70,000	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc., 6.75%, 1/15/30, Callable 1/15/25 @ 103.38(b)	56,350

		161,975

Consumer Finance (2.9%):
578,000	Ally Financial, Inc., 3.05%, 6/5/23, Callable 5/5/23 @ 100	573,021

See accompanying notes to the financial statements.

10

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Corporate Bonds, continued
Consumer Finance, continued
$130,000	Ally Financial, Inc., 1.45%, 10/2/23, Callable 9/2/23 @ 100	$125,816
148,000	Ally Financial, Inc., 5.13%, 9/30/24	146,431
330,000	Ally Financial, Inc., 5.80%, 5/1/25, Callable 4/1/25 @ 100	328,468
370,000	Ally Financial, Inc., 7.10%, 11/15/27, Callable 10/15/27 @ 100^	377,708
200,000	Ally Financial, Inc., 4.70% (H15T5Y+387 bps), 12/31/99, Callable 5/15/26 @ 100	135,879
237,000	Capital One Financial Corp., 2.64% (SOFR+129 bps), 3/3/26, Callable 3/3/25 @ 100	221,887
295,000	Capital One Financial Corp., 4.99% (SOFR+216 bps), 7/24/26, Callable 7/24/25 @ 100	289,206
833,000	Capital One Financial Corp., 3.65%, 5/11/27, Callable 4/11/27 @ 100	786,294
636,000	Capital One Financial Corp., 3.80%, 1/31/28, Callable 12/31/27 @ 100	594,114
303,000	Capital One Financial Corp., 3.27% (SOFR+179 bps), 3/1/30, Callable 3/1/29 @ 100	260,112
440,000	Capital One Financial Corp., 5.25% (SOFR+260 bps), 7/26/30, Callable 7/26/29 @ 100	421,719
250,000	Discover Bank, Series B, 4.68% (USSW5+173 bps), 8/9/28, Callable 8/9/23 @ 100	240,719
383,000	Discover Financial Services, 4.50%, 1/30/26, Callable 11/30/25 @ 100	368,647
355,000	Discover Financial Services, 4.10%, 2/9/27, Callable 11/9/26 @ 100	335,418
69,000	Discover Financial Services, 6.70%, 11/29/32, Callable 8/29/32 @ 100	70,332
110,000	Ford Motor Credit Co LLC, 4.13%, 8/17/27, Callable 6/17/27 @ 100	98,680
215,000	Ford Motor Credit Co LLC, 4.00%, 11/13/30, Callable 8/13/30 @ 100	177,349
504,000	Ford Motor Credit Co. LLC, 5.58%, 3/18/24, Callable 2/18/24 @ 100	498,382
1,490,000	Ford Motor Credit Co. LLC, 4.06%, 11/1/24, Callable 10/1/24 @ 100	1,435,467
80,000	Ford Motor Credit Co. LLC, 5.13%, 6/16/25, Callable 5/16/25 @ 100	76,869
240,000	Ford Motor Credit Co. LLC, 5.11%, 5/3/29, Callable 2/3/29 @ 100	215,456
175,000	OneMain Finance Corp., 6.88%, 3/15/25	168,219
110,000	OneMain Finance Corp., 3.50%, 1/15/27, Callable 1/15/24 @ 101.75	90,887
100,000	OneMain Finance Corp., 3.88%, 9/15/28, Callable 9/15/24 @ 101.94	79,250
170,000	OneMain Finance Corp., 4.00%, 9/15/30, Callable 9/15/25 @ 102	127,500
381,000	Synchrony Financial, 4.38%, 3/19/24, Callable 2/19/24 @ 100	374,331
577,000	Synchrony Financial, 4.25%, 8/15/24, Callable 5/15/24 @ 100	564,162
663,000	Synchrony Financial, 3.95%, 12/1/27, Callable 9/1/27 @ 100	591,733

		9,774,056

Principal Amount		Value
Corporate Bonds, continued
Consumer Staple Products (0.2%):
$190,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 5.13%, 2/1/28, Callable 1/1/28 @ 100(b)	$179,788
395,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 5.75%, 4/1/33, Callable 1/1/33 @ 100(b)	375,250

		555,038

Containers & Packaging (0.0%†):
5,000	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 4.13%, 8/15/26, Callable 1/17/23 @ 102.06(b)	4,337
85,000	Ball Corp., 3.13%, 9/15/31, Callable 6/15/31 @ 100	68,213
30,000	Graphic Packaging International LLC, 3.75%, 2/1/30, Callable 8/1/29 @ 100(b)	25,275

		97,825

Diversified Consumer Services (0.1%):
89,000	Adtalem Global Education, Inc., 5.50%, 3/1/28, Callable 3/1/24 @ 102.75(b)	81,323
32,000	Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, 4.63%, 6/1/28, Callable 6/1/24 @ 102.31(b)	26,240
141,000	APX Group, Inc., 6.75%, 2/15/27, Callable 2/15/23 @ 103.38(b)	135,184

		242,747

Diversified Financial Services (0.5%):
85,000	Acrisure LLC / Acrisure Finance, Inc., 6.00%, 8/1/29, Callable 8/1/24 @ 103(b)	67,681
59,000	AXA Equitable Holdings, Inc., 3.90%, 4/20/23, Callable 3/20/23 @ 100	58,770
144,000	Jackson Financial, Inc., 5.17%, 6/8/27, Callable 5/8/27 @ 100^	141,605
182,000	Jackson Financial, Inc., 5.67%, 6/8/32, Callable 3/8/32 @ 100	171,645
635,000	Level 3 Financing, Inc., 4.25%, 7/1/28, Callable 7/1/23 @ 102.13(b)	500,063
20,000	Level 3 Financing, Inc., 3.63%, 1/15/29, Callable 1/15/24 @ 101.81(b)	14,550
55,000	OI European Group BV, 4.75%, 2/15/30, Callable 11/15/24 @ 102.38(b)	48,400
500,000	Peachtree Funding Trust, 3.98%, 2/15/25(b)	481,615
70,000	Venture Global Calcasieu Pass LLC, 3.88%, 8/15/29, Callable 2/15/29 @ 100(b)	60,900
65,000	Venture Global Calcasieu Pass LLC, 4.13%, 8/15/31, Callable 2/15/31 @ 100(b)	55,088
55,000	Venture Global Calcasieu Pass LLC, 3.88%, 11/1/33, Callable 5/1/33 @ 100(b)	44,756

		1,645,073

Diversified Telecommunication Services (0.6%):
215,000	AT&T, Inc., 4.30%, 2/15/30, Callable 11/15/29 @ 100	203,006
500,000	AT&T, Inc., 5.15%, 11/15/46, Callable 5/15/46 @ 100	448,880
351,000	AT&T, Inc., 3.80%, 12/1/57, Callable 6/1/57 @ 100	244,496
80,000	Cogent Communications Group, Inc., 3.50%, 5/1/26, Callable 2/1/26 @ 100(b)	72,500

See accompanying notes to the financial statements.

11

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Corporate Bonds, continued
Diversified Telecommunication Services, continued
$40,000	Consolidated Communications, Inc., 5.00%, 10/1/28, Callable 10/1/23 @ 103.75(b)	$29,400
30,000	Front Range BidCo, Inc., 6.13%, 3/1/28, Callable 3/1/23 @ 103.06(b)	17,062
60,000	Frontier Communications Corp., 5.88%, 10/15/27, Callable 10/15/23 @ 102.94(b)	55,725
65,000	Frontier Communications Corp., 5.00%, 5/1/28, Callable 5/1/24 @ 102.5(b)	56,469
70,000	Frontier Communications Corp., 6.75%, 5/1/29, Callable 5/1/24 @ 103.38(b)	57,662
8,244	Frontier Communications Holdings LLC, 5.88%, 11/1/29, Callable 11/1/24 @ 102.94	6,368
70,000	Frontier Communications Holdings LLC, 6.00%, 1/15/30, Callable 10/15/24 @ 103(b)	55,213
323,000	Verizon Communications, Inc., 2.10%, 3/22/28, Callable 1/22/28 @ 100	280,567
299,000	Verizon Communications, Inc., 2.55%, 3/21/31, Callable 12/21/30 @ 100	246,366
250,000	Windstream Escrow LLC / Windstream Escrow Finance Corp., 7.75%, 8/15/28, Callable 8/15/23 @ 103.88(b)	202,500
85,000	Zayo Group Holdings, Inc., 4.00%, 3/1/27, Callable 2/6/23 @ 100(b)	62,581

		2,038,795

Electric Utilities (0.8%):
326,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, 6.75%, 10/15/27, Callable 2/6/23 @ 103.38(b)	292,993
20,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 4.25%, 10/15/27, Callable 10/15/23 @ 102.13(b)	17,950
70,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 5.88%, 11/1/29, Callable 11/1/24 @ 102.94(b)	57,400
255,000	Cleco Corporate Holdings LLC, 3.38%, 9/15/29, Callable 6/15/29 @ 100	219,258
78,000	Duquesne Light Holdings, Inc., 2.53%, 10/1/30, Callable 7/1/30 @ 100(b)	61,936
249,000	Duquesne Light Holdings, Inc., 2.78%, 1/7/32, Callable 10/7/31 @ 100(b)	195,990
71,000	Exelon Corp., 2.75%, 3/15/27, Callable 2/15/27 @ 100	65,331
110,000	Exelon Corp., 4.05%, 4/15/30, Callable 1/15/30 @ 100	102,462
86,000	Exelon Corp., 3.35%, 3/15/32, Callable 12/15/31 @ 100	75,049
100,000	Genesis Energy LP / Genesis Energy Finance Corp., 8.00%, 1/15/27, Callable 1/15/24 @ 104	94,000
211,000	IPALCO Enterprises, Inc., 3.70%, 9/1/24, Callable 7/1/24 @ 100	204,670
29,000	NextEra Energy Operating Partners LP, 4.25%, 9/15/24, Callable 7/15/24 @ 100(b)	26,752
140,000	NRG Energy, Inc., 5.75%, 1/15/28, Callable 1/23/23 @ 102.88	131,075
30,000	NRG Energy, Inc., 3.38%, 2/15/29, Callable 2/15/24 @ 101.69(b)	24,038

Principal Amount		Value
Corporate Bonds, continued
Electric Utilities, continued
$55,000	NRG Energy, Inc., 3.63%, 2/15/31, Callable 2/15/26 @ 101.81(b)	$41,731
77,445	NSG Holdings LLC/NSG Holdings, Inc., 7.75%, 12/15/25(b)	74,928
310,000	Pacific Gas and Electric Co., 4.95%, 7/1/50, Callable 1/1/50 @ 100	243,953
575,000	PG&E Corp., 5.00%, 7/1/28, Callable 7/1/23 @ 102.5	526,125
140,000	PG&E Corp., 5.25%, 7/1/30, Callable 7/1/25 @ 102.63	127,400
260,000	Vistra Operations Co. LLC, 5.00%, 7/31/27, Callable 1/17/23 @ 102.5(b)	241,150

		2,824,191

Electrical Equipment (0.1%):
85,000	Artera Services LLC, 9.03%, 12/4/25, Callable 2/6/23 @ 104.52(b)	70,550
105,000	Sensata Technologies BV, 4.00%, 4/15/29, Callable 4/15/24 @ 102(b)	90,562
140,000	Vertiv Group Corp., 4.13%, 11/15/28, Callable 11/15/24 @ 102.06(b)	119,350

		280,462

Electronic Equipment, Instruments & Components (0.1%):
255,000	II-VI, Inc., 5.00%, 12/15/29, Callable 12/14/24 @ 102.5(b)	224,400

Entertainment (0.0%†):
140,000	ROBLOX Corp., 3.88%, 5/1/30, Callable 11/1/24 @ 101.94(b)	109,200

Equity Real Estate Investment Trusts (REITs) (3.4%):
150,000	American Homes 4 Rent LP, 3.63%, 4/15/32, Callable 1/15/32 @ 100	125,869
213,000	Boston Properties LP, 6.75%, 12/1/27, Callable 11/1/27 @ 100	219,907
454,000	Brandywine Operating Partners LP, 4.10%, 10/1/24, Callable 7/1/24 @ 100	433,374
421,000	Brandywine Operating Partners LP, 3.95%, 11/15/27, Callable 8/15/27 @ 100	353,823
522,000	Brandywine Operating Partners LP, 4.55%, 10/1/29, Callable 7/1/29 @ 100	438,198
288,000	Brandywine Operating Partnership LP, 7.55%, 3/15/28, Callable 2/15/28 @ 100	283,129
98,000	Corporate Office Properties LP, 2.25%, 3/15/26, Callable 2/15/26 @ 100	85,976
85,000	Corporate Office Properties LP, 2.75%, 4/15/31, Callable 1/15/31 @ 100	63,774
35,000	Corrections Corp. of America, 4.63%, 5/1/23, Callable 2/1/23 @ 100	34,956
65,000	CTR Partnership LP / CareTrust Capital Corp., 3.88%, 6/30/28, Callable 3/30/28 @ 100(b)	54,844
170,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership LP, 3.75%, 12/15/27, Callable 9/15/27 @ 100(b)	142,113
102,000	Healthcare Trust of America Holdings LP, 3.50%, 8/1/26, Callable 5/1/26 @ 100	95,387
98,000	Healthcare Trust of America Holdings LP, 3.10%, 2/15/30, Callable 11/15/29 @ 100	82,393

See accompanying notes to the financial statements.

12

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Corporate Bonds, continued
Equity Real Estate Investment Trusts (REITs), continued
$615,000	Hudson Pacific Properties LP, 4.65%, 4/1/29, Callable 1/1/29 @ 100	$528,266
135,000	Lexington Realty Trust, 4.40%, 6/15/24, Callable 3/15/24 @ 100	131,343
220,000	MPT Operating Partnership LP/MPT Finance Corp., 5.25%, 8/1/26, Callable 2/6/23 @ 101.75^	200,200
140,000	MPT Operating Partnership LP/MPT Finance Corp., 5.00%, 10/15/27, Callable 2/6/23 @ 102.5	117,600
169,000	Omega Healthcare Investors, Inc., 4.38%, 8/1/23, Callable 6/1/23 @ 100	166,772
126,000	Omega Healthcare Investors, Inc., 4.95%, 4/1/24, Callable 1/1/24 @ 100	124,355
281,000	Omega Healthcare Investors, Inc., 4.50%, 1/15/25, Callable 10/15/24 @ 100	272,070
1,931,000	Omega Healthcare Investors, Inc., 4.50%, 4/1/27, Callable 1/1/27 @ 100	1,797,566
435,000	Omega Healthcare Investors, Inc., 3.63%, 10/1/29, Callable 7/1/29 @ 100	365,050
194,000	Omega Healthcare Investors, Inc., 3.38%, 2/1/31, Callable 11/1/30 @ 100	149,258
78,000	Piedmont Operating Partnership LP, 2.75%, 4/1/32, Callable 1/1/32 @ 100	54,645
68,000	Retail Opportunity Investments Corp., 5.00%, 12/15/23, Callable 9/15/23 @ 100	67,224
104,000	Retail Opportunity Investments Corp., 4.00%, 12/15/24, Callable 9/15/24 @ 100	99,493
22,000	Retail Properties of America, Inc., 4.75%, 9/15/30, Callable 6/15/30 @ 100	19,364
498,000	Sabra Health Care LP, 3.20%, 12/1/31, Callable 9/1/31 @ 100	371,873
458,000	SBA Tower Trust, 2.84%, 1/15/25, Callable 1/15/24 @ 100(b)	431,313
146,000	SBA Tower Trust, 1.88%, 7/15/50, Callable 1/15/25 @ 100(b)	129,515
111,000	SBA Tower Trust, 2.33%, 7/15/52, Callable 7/15/26 @ 100(b)	92,531
65,000	Service Properties Trust, 4.95%, 2/15/27, Callable 8/15/26 @ 100	51,187
55,000	Service Properties Trust, 5.50%, 12/15/27, Callable 9/15/27 @ 100	47,369
60,000	Service Properties Trust, 4.95%, 10/1/29, Callable 7/1/29 @ 100	41,925
125,000	Service Properties Trust, 4.38%, 2/15/30, Callable 8/15/29 @ 100	83,125
147,000	STORE Capital Corp., 4.63%, 3/15/29, Callable 12/15/28 @ 100	132,134
112,000	STORE Capital Corp., 2.75%, 11/18/30, Callable 8/18/30 @ 100	85,758
87,000	Sun Communities Operating LP, 2.30%, 11/1/28, Callable 9/1/28 @ 100	71,980
232,000	Sun Communities Operating LP, 2.70%, 7/15/31, Callable 4/15/31 @ 100	183,270
387,000	Tanger Properties LP, 3.13%, 9/1/26, Callable 6/1/26 @ 100	348,161
237,000	Tanger Properties LP, 2.75%, 9/1/31, Callable 6/1/31 @ 100	172,151

Principal Amount		Value
Corporate Bonds, continued
Equity Real Estate Investment Trusts (REITs), continued
$300,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.88%, 2/15/25, Callable 2/6/23 @ 103.94(b)	$290,250
160,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 6.00%, 1/15/30, Callable 1/15/25 @ 103(b)	101,200
199,000	Ventas Realty LP, 4.00%, 3/1/28, Callable 12/1/27 @ 100	183,754
569,000	Ventas Realty LP, 3.00%, 1/15/30, Callable 10/15/29 @ 100	479,757
631,000	Ventas Realty LP, 4.75%, 11/15/30, Callable 8/15/30 @ 100	592,027
38,000	VICI Properties LP, 4.38%, 5/15/25	36,812
100,000	VICI Properties LP, 5.13%, 5/15/32, Callable 2/15/32 @ 100	92,500
103,000	Vornado Realty LP, 2.15%, 6/1/26, Callable 5/1/26 @ 100	86,741
814,000	WP Carey, Inc., 4.00%, 2/1/25, Callable 11/1/24 @ 100	792,081
101,000	WP Carey, Inc., 3.85%, 7/15/29, Callable 4/15/29 @ 100	91,064

		11,495,427

Financial Services (0.1%):
30,000	Clydesdale Acquisition Holdings, Inc., 6.63%, 4/15/29, Callable 4/15/25 @ 103.31(b)	28,575
60,000	Cobra AcquisitionCo LLC, 6.38%, 11/1/29, Callable 11/1/24 @ 103.25(b)	34,800
175,000	Hightower Holding LLC, 6.75%, 4/15/29, Callable 4/15/24 @ 103.38(b)	146,344
30,000	Jane Street Group/JSG Finance, Inc., 4.50%, 11/15/29, Callable 11/15/24 @ 102.25(b)	26,175

		235,894

Financials (0.2%):
843,000	Blackstone Private Credit Fund, 4.70%, 3/24/25^	809,048

Food & Staples Retailing (0.4%):
35,000	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.63%, 1/15/27, Callable 2/6/23 @ 103.47(b)	32,375
80,000	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 3.50%, 3/15/29, Callable 9/15/23 @ 101.75(b)	67,100
240,000	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.88%, 2/15/30, Callable 2/15/25 @ 103.66(b)	214,200
165,000	Performance Food Group, Inc., 6.88%, 5/1/25, Callable 3/13/23 @ 103.44(b)	165,000
125,000	Performance Food Group, Inc., 5.50%, 10/15/27, Callable 2/6/23 @ 102.75(b)	118,594
30,000	Performance Food Group, Inc., 4.25%, 8/1/29, Callable 8/1/24 @ 102.13(b)	25,912
140,000	Sysco Corp., 5.95%, 4/1/30, Callable 1/1/30 @ 100	145,521
210,000	Sysco Corp., 6.60%, 4/1/50, Callable 10/1/49 @ 100	231,069
65,000	United Natural Foods, Inc., 6.75%, 10/15/28, Callable 10/15/23 @ 103.38(b)	62,156
90,000	US Foods, Inc., 4.75%, 2/15/29, Callable 2/15/24 @ 102.38(b)	79,538
25,000	US Foods, Inc., 4.63%, 6/1/30, Callable 6/1/25 @ 102.31(b)	22,000

		1,163,465

See accompanying notes to the financial statements.

13

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Corporate Bonds, continued
Food Products (0.3%):
$170,000	C&S Group Enterprises LLC, 5.00%, 12/15/28, Callable 12/15/23 @ 102.5(b)	$128,350
50,000	JBS Finance Luxembourg Sarl, 3.63%, 1/15/32, Callable 1/15/27 @ 101.81(b)	40,625
300,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 5.50%, 1/15/30, Callable 1/15/25 @ 102.75(b)	285,375
550,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 3.00%, 5/15/32, Callable 2/15/32 @ 100(b)	422,125
135,000	Pilgrim’s Pride Corp., 4.25%, 4/15/31, Callable 4/15/26 @ 102.13(b)	114,412
55,000	Post Holdings, Inc., 5.63%, 1/15/28, Callable 1/23/23 @ 102.81(b)	51,769
28,000	Post Holdings, Inc., 4.50%, 9/15/31, Callable 9/15/26 @ 102.25(b)	23,660
95,000	TreeHouse Foods, Inc., 4.00%, 9/1/28, Callable 9/1/23 @ 102	80,750

		1,147,066

Health Care Equipment & Supplies (0.0%†):
140,000	Hologic, Inc., 3.25%, 2/15/29, Callable 9/28/23 @ 101.63(b)	120,400

Health Care Providers & Services (1.9%):
65,000	AHP Health Partners, Inc., 5.75%, 7/15/29, Callable 7/15/24 @ 102.88(b)	51,350
15,000	Cano Health LLC, 6.25%, 10/1/28, Callable 10/1/24 @ 103.13(b)	8,550
405,000	Centene Corp., 4.25%, 12/15/27, Callable 1/23/23 @ 102.13	380,700
600,000	Centene Corp., 2.45%, 7/15/28, Callable 5/15/28 @ 100	504,000
985,000	Centene Corp., 4.63%, 12/15/29, Callable 12/15/24 @ 102.31	896,350
360,000	Centene Corp., 3.38%, 2/15/30, Callable 2/15/25 @ 101.69	303,300
245,000	Centene Corp., 2.63%, 8/1/31, Callable 5/1/31 @ 100	191,713
100,000	CHS/Community Health Systems, Inc., 5.63%, 3/15/27, Callable 12/15/23 @ 102.81(b)	85,500
100,000	CHS/Community Health Systems, Inc., 6.00%, 1/15/29, Callable 1/15/24 @ 103(b)	83,250
240,000	CHS/Community Health Systems, Inc., 6.13%, 4/1/30, Callable 4/1/25 @ 103.06(b)	117,600
130,000	CHS/Community Health Systems, Inc., 5.25%, 5/15/30, Callable 5/15/25 @ 102.63(b)	98,150
70,000	CHS/Community Health Systems, Inc., 4.75%, 2/15/31, Callable 2/15/26 @ 102.38(b)	50,750
526,000	Cigna Corp., 4.38%, 10/15/28, Callable 7/15/28 @ 100	508,919
315,000	Community Health Systems, Inc., 8.00%, 3/15/26, Callable 2/6/23 @ 104(b)	285,075
114,000	CVS Health Corp., 3.63%, 4/1/27, Callable 2/1/27 @ 100	108,287
260,000	CVS Health Corp., 4.78%, 3/25/38, Callable 9/25/37 @ 100	238,796

Principal Amount		Value
Corporate Bonds, continued
Health Care Providers & Services, continued
$310,000	DaVita, Inc., 4.63%, 6/1/30, Callable 6/1/25 @ 102.31(b)	$249,550
25,000	Garden Spinco Corp., 8.63%, 7/20/30, Callable 7/20/27 @ 102.16(b)	26,125
235,000	HCA, Inc., 5.38%, 2/1/25	235,000
217,000	HCA, Inc., 5.63%, 9/1/28, Callable 3/1/28 @ 100	216,186
203,000	HCA, Inc., 5.88%, 2/1/29, Callable 8/1/28 @ 100	202,492
470,000	HCA, Inc., 3.50%, 9/1/30, Callable 3/1/30 @ 100	404,787
40,000	HCA, Inc., 3.63%, 3/15/32, Callable 12/15/31 @ 100(b)	33,959
25,000	HealthEquity, Inc., 4.50%, 10/1/29, Callable 10/1/24 @ 102.25(b)	22,125
128,000	Humana, Inc., 3.70%, 3/23/29, Callable 2/23/29 @ 100	117,805
60,000	Molina Healthcare, Inc., 3.88%, 11/15/30, Callable 8/17/30 @ 100(b)	51,300
75,000	Molina Healthcare, Inc., 3.88%, 5/15/32, Callable 2/15/32 @ 100(b)	63,563
40,000	Owens & Minor, Inc., 4.50%, 3/31/29, Callable 3/31/24 @ 102.25(b)	31,400
105,000	Surgery Center Holdings, Inc., 6.75%, 7/1/25, Callable 2/6/23 @ 100(b)	103,425
215,000	Tenet Healthcare Corp., 6.25%, 2/1/27, Callable 2/6/23 @ 101.56(b)	206,937
195,000	Tenet Healthcare Corp., 6.13%, 10/1/28, Callable 10/1/23 @ 103.06(b)	174,525
110,000	Tenet Healthcare Corp., 4.25%, 6/1/29, Callable 6/1/24 @ 102.13(b)	95,150
65,000	Tenet Healthcare Corp., 4.38%, 1/15/30, Callable 12/1/24 @ 102.19(b)	56,306
181,000	Toledo Hospital (The), Series B, 5.33%, 11/15/28	140,800

		6,343,725

Hotels, Restaurants & Leisure (0.7%):
25,000	Affinity Gaming, 6.88%, 12/15/27, Callable 12/1/23 @ 103.44(b)	21,187
175,000	Boyd Gaming Corp., 4.75%, 12/1/27, Callable 1/17/23 @ 102.38	162,750
65,000	Caesars Entertainment, Inc., 4.63%, 10/15/29, Callable 10/15/24 @ 102.31(b)	52,894
130,000	Carnival Corp., 10.50%, 2/1/26, Callable 8/1/23 @ 105.25(b)	130,487
220,000	Carnival Corp., 7.63%, 3/1/26, Callable 3/1/24 @ 101.91(b)	176,550
100,000	Carnival Corp., 10.50%, 6/1/30, Callable 6/1/25 @ 105.25^(b)	81,500
55,000	Carrols Restaurant Group, Inc., 5.88%, 7/1/29, Callable 7/1/24 @ 102.94^(b)	38,363
100,000	Golden Entertainment, Inc., 7.63%, 4/15/26, Callable 2/6/23 @ 103.81(b)	98,250
55,000	Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc, 5.00%, 6/1/29, Callable 6/1/24 @ 102.5(b)	47,712
30,000	Jacobs Entertainment, Inc., 6.75%, 2/15/29, Callable 2/15/25 @ 103.38(b)	26,925
70,000	Life Time, Inc., 5.75%, 1/15/26, Callable 2/6/23 @ 102.88(b)	64,750

See accompanying notes to the financial statements.

14

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Corporate Bonds, continued
Hotels, Restaurants & Leisure, continued
$55,000	Marriott Ownership Resorts, Inc., 4.50%, 6/15/29, Callable 6/15/24 @ 102.25(b)	$45,512
250,000	MGM Resorts International, 5.75%, 6/15/25, Callable 3/15/25 @ 100	242,188
285,000	NCL Corp., Ltd., 3.63%, 12/15/24, Callable 1/17/23 @ 100.91(b)	243,675
75,000	NCL Corp., Ltd., 5.88%, 2/15/27, Callable 2/15/24 @ 102.94(b)	64,917
25,000	NCL Finance, Ltd., 6.13%, 3/15/28, Callable 12/15/27 @ 100(b)	18,625
117,000	Royal Caribbean Cruises, Ltd., 11.50%, 6/1/25, Callable 1/17/23 @ 108.63(b)	125,483
140,000	Royal Caribbean Cruises, Ltd., 5.50%, 8/31/26, Callable 2/28/26 @ 100(b)	117,950
50,000	Royal Caribbean Cruises, Ltd., 5.38%, 7/15/27, Callable 10/15/26 @ 100(b)	40,625
200,000	Station Casinos LLC, 4.50%, 2/15/28, Callable 2/15/23 @ 102.25(b)	174,000
100,000	Viking Cruises, Ltd., 13.00%, 5/15/25, Callable 1/23/23 @ 109.75(b)	106,000
100,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25, Callable 12/1/24 @ 100(b)	94,750
150,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.25%, 5/15/27, Callable 2/15/27 @ 100(b)	135,000
135,000	Yum! Brands, Inc., 4.63%, 1/31/32, Callable 10/1/26 @ 102.31	119,475

		2,429,568

Household Durables (0.2%):
30,000	Ambience Merger Sub, Inc., 4.88%, 7/15/28, Callable 7/15/23 @ 102.44(b)	21,300
35,000	Ashton Woods USA LLC / Ashton Woods Finance Co., 4.63%, 4/1/30, Callable 4/1/25 @ 102.31(b)	27,956
65,000	Century Communities, Inc., 3.88%, 8/15/29, Callable 2/15/29 @ 100(b)	51,106
150,000	LBM Acquisition LLC, 6.25%, 1/15/29, Callable 1/15/24 @ 103.13(b)	95,250
15,000	Newell Brands, Inc., 5.38%, 4/1/36, Callable 10/1/35 @ 100	12,975
40,000	Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc., 4.75%, 4/30/27, Callable 10/15/23 @ 102.38(b)	35,200
25,000	Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc., 6.00%, 2/15/28, Callable 2/15/24 @ 103(b)	19,375
195,000	Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc., 10.75%, 6/1/28, Callable 6/1/23 @ 105.38(b)	180,375
60,000	Tempur Sealy International, Inc., 3.88%, 10/15/31, Callable 10/15/26 @ 101.94(b)	47,100
120,000	TopBuild Corp., 4.13%, 2/15/32, Callable 10/15/26 @ 102.06(b)	97,050

		587,687

Household Products (0.0%†):
80,000	Central Garden & Pet Co., 4.13%, 4/30/31, Callable 4/30/26 @ 102.06(b)	65,600

Independent Power and Renewable Electricity Producers (0.3%):
528,000	AES Corp. (The), 3.30%, 7/15/25, Callable 6/15/25 @ 100(b)	498,962

Principal Amount		Value
Corporate Bonds, continued
Independent Power and Renewable Electricity Producers, continued
$461,000	AES Corp. (The), 3.95%, 7/15/30, Callable 4/15/30 @ 100(b)	$407,054
87,000	AES Corp. (The), 2.45%, 1/15/31, Callable 10/15/30 @ 100(b)	69,218
45,000	Clearway Energy Operating LLC, 4.75%, 3/15/28, Callable 3/15/23 @ 103.56(b)	41,569
50,000	Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 8/15/28, Callable 8/15/23 @ 103.38(b)	44,875
40,000	Sunnova Energy Corp., 5.88%, 9/1/26, Callable 9/1/23 @ 102.94^(b)	35,600
40,000	TerraForm Power Operating LLC, 5.00%, 1/31/28, Callable 7/31/27 @ 100(b)	36,000

		1,133,278

Industrial Conglomerates (0.2%):
205,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25%, 5/15/26, Callable 2/6/23 @ 103.13	196,800
510,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.25%, 5/15/27, Callable 11/15/26 @ 100	467,288

		664,088

Industrial Services (0.1%):
210,000	Minerva Merger Sub, Inc., 6.50%, 2/15/30, Callable 2/15/25 @ 103.25(b)	155,400
85,000	Railworks Holdings LP/Railworks Rally, Inc., 8.25%, 11/15/28, Callable 11/15/24 @ 104.13(b)	79,688

		235,088

Insurance (1.2%):
175,000	Acrisure LLC/Acrisure Finance, Inc., 4.25%, 2/15/29, Callable 2/15/24 @ 102.13(b)	144,375
600,000	American International Group, Inc., 2.50%, 6/30/25, Callable 5/30/25 @ 100	564,556
35,000	AmWINS Group, Inc., 4.88%, 6/30/29, Callable 6/30/24 @ 102.44(b)	29,969
55,000	AssuredPartners, Inc., 5.63%, 1/15/29, Callable 12/15/23 @ 102.81(b)	44,825
30,000	BroadStreet Partners, Inc., 5.88%, 4/15/29, Callable 4/15/24 @ 102.94(b)	25,650
98,000	Corebridge Financial, Inc., 3.50%, 4/4/25, Callable 3/4/25 @ 100(b)	94,000
334,000	Corebridge Financial, Inc., 3.65%, 4/5/27, Callable 3/5/27 @ 100(b)	311,736
137,000	Corebridge Financial, Inc., 3.85%, 4/5/29, Callable 2/5/29 @ 100(b)	125,649
163,000	Corebridge Financial, Inc., 3.90%, 4/5/32, Callable 1/5/32 @ 100(b)	143,190
37,000	Corebridge Financial, Inc., 4.35%, 4/5/42, Callable 10/5/41 @ 100(b)	30,534
110,000	Corebridge Financial, Inc., 4.40%, 4/5/52, Callable 10/5/51 @ 100(b)	88,318
686,000	Five Corners Funding Trust II, 2.85%, 5/15/30, Callable 2/15/30 @ 100(b)	575,382
55,000	HUB International, Ltd., 7.00%, 5/1/26, Callable 1/17/23 @ 101.75(b)	53,831
50,000	HUB International, Ltd., 5.63%, 12/1/29, Callable 12/1/24 @ 102.81(b)	43,750

See accompanying notes to the financial statements.

15

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Corporate Bonds, continued
Insurance, continued
$40,000	Liberty Mutual Group, Inc., 4.25%, 6/15/23(b)	$39,703
140,000	Liberty Mutual Group, Inc., 4.57%, 2/1/29	131,460
651,000	Pacific Lifecorp, 5.13%, 1/30/43(b)	598,345
85,000	Ryan Specialty Group LLC, 4.38%, 2/1/30, Callable 2/1/25 @ 102.19(b)	73,844
463,000	Unum Group, 3.88%, 11/5/25	442,904
349,000	Unum Group, 4.00%, 6/15/29, Callable 3/15/29 @ 100	316,557
260,000	USI, Inc., 6.88%, 5/1/25, Callable 2/6/23 @ 100(b)	254,475

		4,133,053

Interactive Media & Services (0.0%†):
85,000	Match Group Holdings II LLC, 3.63%, 10/1/31, Callable 10/1/26 @ 101.81(b)	65,131
40,000	Match Group, Inc., 4.13%, 8/1/30, Callable 5/1/25 @ 102.06(b)	32,500

		97,631

IT Services (0.2%):
40,000	Arches Buyer, Inc., 4.25%, 6/1/28, Callable 12/1/23 @ 102.13(b)	31,200
15,000	Arches Buyer, Inc., 6.13%, 12/1/28, Callable 12/1/23 @ 103.06(b)	11,850
175,000	Black Knight InfoServ LLC, 3.63%, 9/1/28, Callable 9/1/23 @ 101.81(b)	151,812
55,000	Block, Inc., 2.75%, 6/1/26, Callable 5/1/26 @ 100	48,998
55,000	Block, Inc., 3.50%, 6/1/31, Callable 3/1/31 @ 100	43,698
20,000	Booz Allen Hamilton, Inc., 4.00%, 7/1/29, Callable 7/1/24 @ 102(b)	17,625
215,000	Colt Merger Sub, Inc., 8.13%, 7/1/27, Callable 7/1/23 @ 104.06(b)	210,969
100,000	Gartner, Inc., 4.50%, 7/1/28, Callable 7/1/23 @ 102.25(b)	93,000
65,000	Gartner, Inc., 3.75%, 10/1/30, Callable 10/1/25 @ 101.88(b)	55,981
50,000	Twilio, Inc., 3.63%, 3/15/29, Callable 3/15/24 @ 101.81	40,562
50,000	Twilio, Inc., 3.88%, 3/15/31, Callable 3/15/26 @ 101.94	39,500

		745,195

Leisure Products (0.1%):
311,000	Hasbro, Inc., 3.00%, 11/19/24, Callable 10/19/24 @ 100	298,969
5,000	Mattel, Inc., 5.88%, 12/15/27, Callable 2/6/23 @ 104.41(b)	4,887

		303,856

Life Sciences Tools & Services (0.1%):
195,000	Avantor Funding, Inc., 4.63%, 7/15/28, Callable 7/15/23 @ 102.31(b)	177,206
20,000	Charles River Laboratories International, Inc., 4.25%, 5/1/28, Callable 5/1/23 @ 102.13(b)	18,300
45,000	Charles River Laboratories International, Inc., 3.75%, 3/15/29, Callable 3/15/24 @ 101.88(b)	39,600

		235,106

Principal Amount		Value
Corporate Bonds, continued
Machinery (0.1%):
$80,000	GrafTech Finance, Inc., 4.63%, 12/15/28, Callable 12/15/23 @ 102.31(b)	$64,000
75,000	ITT Holdings LLC, 6.50%, 8/1/29, Callable 8/1/24 @ 103.25(b)	63,094
40,000	Madison IAQ LLC, 4.13%, 6/30/28, Callable 6/30/24 @ 102.06(b)	33,400
335,000	Madison IAQ LLC, 5.88%, 6/30/29, Callable 6/30/24 @ 102.94(b)	231,150
60,000	Mueller Water Products, Inc., 4.00%, 6/15/29, Callable 6/15/24 @ 102(b)	52,725

		444,369

Media (2.1%):
275,000	Advantage Sales & Marketing, Inc., 6.50%, 11/15/28, Callable 11/15/23 @ 103.25(b)	205,219
100,000	Allen Media LLC / Allen Media Co-Issuer, Inc., 10.50%, 2/15/28, Callable 2/15/23 @ 113(b)	41,000
35,000	Austin BidCo, Inc., 7.13%, 12/15/28, Callable 12/15/23 @ 103.56(b)	26,600
30,000	Cablevision Lightpath LLC, 3.88%, 9/15/27, Callable 9/15/23 @ 101.94(b)	24,900
25,000	Cablevision Lightpath LLC, 5.63%, 9/15/28, Callable 9/15/23 @ 102.81(b)	18,563
105,000	CCO Holdings LLC / CCO Holdings Capital Corp., 5.00%, 2/1/28, Callable 1/23/23 @ 102.5(b)	94,500
395,000	CCO Holdings LLC / CCO Holdings Capital Corp., 4.75%, 3/1/30, Callable 9/1/24 @ 102.38(b)	332,787
585,000	CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 8/15/30, Callable 2/15/25 @ 102.25(b)	482,625
155,000	CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 5/1/32, Callable 5/1/26 @ 102.25	123,225
105,000	CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 6/1/33, Callable 6/1/27 @ 102.25(b)	80,325
332,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.40%, 4/1/33, Callable 1/1/33 @ 100	285,400
332,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 5.25%, 4/1/53, Callable 10/1/52 @ 100	258,606
332,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 5.50%, 4/1/63, Callable 10/1/62 @ 100	254,018
440,000	CSC Holdings LLC, 5.75%, 1/15/30, Callable 1/15/25 @ 102.88(b)	249,700
130,000	CSC Holdings LLC, 4.13%, 12/1/30, Callable 12/1/25 @ 102.06(b)	91,000
360,000	CSC Holdings LLC, 4.63%, 12/1/30, Callable 12/1/25 @ 102.31(b)	198,000
280,000	Diamond Sports Group LLC / Diamond Sports Finance Co., 5.38%, 8/15/26, Callable 1/23/23 @ 102.69(b)	30,800
215,000	Discovery Communications LLC, 3.63%, 5/15/30, Callable 2/15/30 @ 100	178,298
580,000	Discovery Communications LLC, 4.65%, 5/15/50, Callable 11/15/49 @ 100	401,607
230,000	DISH DBS Corp., 7.75%, 7/1/26	185,725
250,000	DISH Network Corp., 11.75%, 11/15/27, Callable 5/15/25 @ 105.88(b)	256,250

See accompanying notes to the financial statements.

16

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Corporate Bonds, continued
Media, continued
$103,000	Fox Corp., 4.03%, 1/25/24, Callable 12/25/23 @ 100	$101,680
149,000	Fox Corp., 4.71%, 1/25/29, Callable 10/25/28 @ 100	144,360
147,000	Fox Corp., 5.48%, 1/25/39, Callable 7/25/38 @ 100	135,565
65,000	Gray Television, Inc., 4.75%, 10/15/30, Callable 10/15/25 @ 102.38(b)	46,150
165,000	Radiate Holdco LLC/Radiate Finance, Inc., 4.50%, 9/15/26, Callable 9/15/23 @ 102.25(b)	119,419
200,000	Radiate Holdco LLC/Radiate Finance, Inc., 6.50%, 9/15/28, Callable 9/15/23 @ 103.25(b)	82,000
45,000	Sirius XM Radio, Inc., 3.13%, 9/1/26, Callable 9/1/23 @ 101.56(b)	39,825
105,000	Sirius XM Radio, Inc., 5.00%, 8/1/27, Callable 2/6/23 @ 102.5(b)	96,994
45,000	Sirius XM Radio, Inc., 5.50%, 7/1/29, Callable 7/1/24 @ 102.75(b)	41,062
40,000	Sirius XM Radio, Inc., 4.13%, 7/1/30, Callable 7/1/25 @ 102.06(b)	33,000
85,000	Sirius XM Radio, Inc., 3.88%, 9/1/31, Callable 9/1/26 @ 101.94(b)	66,300
140,000	TEGNA, Inc., 4.75%, 3/15/26, Callable 3/15/23 @ 102.38(b)	135,625
80,000	Terrier Media Buyer, Inc., 8.88%, 12/15/27, Callable 1/17/23 @ 104.44(b)	59,800
103,000	Time Warner Cable LLC, 5.50%, 9/1/41, Callable 3/1/41 @ 100	85,897
359,000	Time Warner Cable, Inc., 6.55%, 5/1/37	341,356
418,000	Time Warner Cable, Inc., 7.30%, 7/1/38	414,992
1,100,000	Time Warner Cable, Inc., 6.75%, 6/15/39	1,045,505
55,000	Univision Communications, Inc., 6.63%, 6/1/27, Callable 6/1/23 @ 103.31(b)	53,075
65,000	Univision Communications, Inc., 4.50%, 5/1/29, Callable 5/1/24 @ 102.25(b)	54,031

		6,915,784

Metals & Mining (0.2%):
70,000	Alcoa Nederland Holding BV, 4.13%, 3/31/29, Callable 3/31/24 @ 102.06(b)	61,512
265,000	Allegheny Technologies, Inc., 5.88%, 12/1/27, Callable 2/6/23 @ 102.94	253,075
30,000	Allegheny Technologies, Inc., 4.88%, 10/1/29, Callable 10/1/24 @ 102.44	26,512
20,000	Allegheny Technologies, Inc., 5.13%, 10/1/31, Callable 10/1/26 @ 102.56	17,425
70,000	Cleveland-Cliffs, Inc., 4.63%, 3/1/29, Callable 3/1/24 @ 102.31(b)	61,950
70,000	Cleveland-Cliffs, Inc., 4.88%, 3/1/31, Callable 3/1/26 @ 102.44^(b)	61,600
25,000	Commercial Metals Co., 4.13%, 1/15/30, Callable 1/15/25 @ 102.06	22,000
25,000	Commercial Metals Co., 4.38%, 3/15/32, Callable 3/15/27 @ 102.19	21,625
185,000	Kaiser Aluminun Corp., 4.63%, 3/1/28, Callable 3/1/23 @ 102.31(b)	161,644
55,000	Novelis Corp., 3.88%, 8/15/31, Callable 8/15/26 @ 101.94(b)	44,550

		731,893

Principal Amount		Value
Corporate Bonds, continued
Mortgage Real Estate Investment Trusts (REITs) (0.0%†):
$55,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp, 4.75%, 6/15/29, Callable 6/15/24 @ 102.38(b)	$44,344
65,000	Starwood Property Trust, Inc., 4.75%, 3/15/25, Callable 9/15/24 @ 100	62,156

		106,500

Multi-Utilities (0.2%):
207,000	Puget Energy, Inc., 4.10%, 6/15/30, Callable 3/15/30 @ 100	185,131
292,000	Puget Energy, Inc., 4.22%, 3/15/32, Callable 12/15/31 @ 100	259,287
110,000	Sempra Energy, 6.00%, 10/15/39	111,338

		555,756

Oil, Gas & Consumable Fuels (5.0%):
55,000	Apache Corp., 5.10%, 9/1/40, Callable 3/1/40 @ 100	45,650
25,000	Apache Corp., 7.38%, 8/15/47	24,813
70,000	Cheniere Energy Partners LP, 4.00%, 3/1/31, Callable 3/1/26 @ 102	59,413
55,000	Cheniere Energy Partners, LP, 3.25%, 1/31/32, Callable 1/31/27 @ 101.63	43,656
361,000	Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP, 5.13%, 4/1/25, Callable 3/1/25 @ 100(b)	360,019
145,000	CITGO Petroleum Corp., 6.38%, 6/15/26, Callable 6/15/23 @ 103.19(b)	139,019
25,000	Cnx Midstream Partners LP, 4.75%, 4/15/30, Callable 4/15/25 @ 102.38(b)	20,625
30,000	CNX Resources Corp., 6.00%, 1/15/29, Callable 1/15/24 @ 104.5(b)	27,675
30,000	Colgate Energy Partners III LLC, 5.88%, 7/1/29, Callable 7/1/24 @ 102.94(b)	25,763
80,000	Comstock Resources, Inc., 6.75%, 3/1/29, Callable 3/1/24 @ 103.38(b)	72,000
40,000	Comstock Resources, Inc., 5.88%, 1/15/30, Callable 1/15/25 @ 102.94(b)	34,500
195,000	Continental Resources, Inc., 5.75%, 1/15/31, Callable 7/15/30 @ 100(b)	180,863
167,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.75%, 4/1/25, Callable 2/6/23 @ 101.44	162,407
305,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.00%, 2/1/29, Callable 2/1/24 @ 103(b)	281,363
230,000	CVR Energy, Inc., 5.25%, 2/15/25, Callable 1/23/23 @ 102.63(b)	211,600
25,000	CVR Energy, Inc., 5.75%, 2/15/28, Callable 2/15/23 @ 102.88(b)	21,500
163,000	DCP Midstream Operating LP, 3.88%, 3/15/23, Callable 2/6/23 @ 100	161,777
105,000	DCP Midstream Operating LP, 5.38%, 7/15/25, Callable 4/15/25 @ 100	103,819
160,000	DCP Midstream Operating LP, 5.63%, 7/15/27, Callable 4/15/27 @ 100	159,200
750,000	DCP Midstream Operating LP, 5.85% (US0003M+385 bps), 5/21/43, Callable 5/21/23 @ 100(b)	729,375
185,000	DCP Midstream Operating LP, 5.60%, 4/1/44, Callable 10/1/43 @ 100	172,975

See accompanying notes to the financial statements.

17

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$35,000	Delek Logistics Partners LP / Delek Logistics Finance Corp., 7.13%, 6/1/28, Callable 6/1/24 @ 103.56(b)	$31,281
43,000	Devon Energy Corp., 5.25%, 10/15/27, Callable 1/17/23 @ 102.63	42,428
55,000	DT Midstream, Inc., 4.13%, 6/15/29, Callable 6/15/24 @ 102.06(b)	46,750
124,000	Enable Midstream Partners LP, 3.90%, 5/15/24, Callable 2/15/24 @ 100	120,982
110,000	Endeavor Energy Resources LP/EER Finance, Inc., 5.75%, 1/30/28, Callable 2/6/23 @ 102.88(b)	105,050
350,000	Energy Transfer LP, 4.95%, 6/15/28, Callable 3/15/28 @ 100	337,432
167,000	Energy Transfer LP, 5.25%, 4/15/29, Callable 1/15/29 @ 100	161,971
161,000	Energy Transfer LP, 3.75%, 5/15/30, Callable 2/15/30 @ 100	141,996
427,000	Energy Transfer LP, 5.00%, 5/15/50, Callable 11/15/49 @ 100	345,013
81,000	Energy Transfer Operating LP, 4.25%, 3/15/23, Callable 1/23/23 @ 100	80,802
103,000	Energy Transfer Operating LP, 4.50%, 4/15/24, Callable 3/15/24 @ 100	101,664
103,000	Energy Transfer Partners LP, 4.20%, 9/15/23, Callable 8/15/23 @ 100	101,943
195,000	Energy Transfer Partners LP, 5.80%, 6/15/38, Callable 12/15/37 @ 100	179,769
127,000	Energy Transfer Partners LP, 6.00%, 6/15/48, Callable 12/15/47 @ 100	115,412
115,000	Energy Transfer, LP, 6.25%, 4/15/49, Callable 10/15/48 @ 100	107,894
135,000	EnLink Midstream LLC, 5.63%, 1/15/28, Callable 7/15/27 @ 100(b)	128,756
105,000	EQM Midstream Partners LP, 7.50%, 6/1/27, Callable 6/1/24 @ 103.75(b)	102,506
80,000	EQM Midstream Partners LP, 6.50%, 7/1/27, Callable 1/1/27 @ 100(b)	76,300
70,000	EQM Midstream Partners LP, 4.50%, 1/15/29, Callable 7/15/28 @ 100(b)	59,237
115,000	EQT Corp., 3.90%, 10/1/27, Callable 7/1/27 @ 100	106,375
45,000	EQT Corp., 5.00%, 1/15/29, Callable 7/15/28 @ 100	42,413
311,000	Hess Corp., 4.30%, 4/1/27, Callable 1/1/27 @ 100	297,415
109,000	Hess Corp., 7.30%, 8/15/31	118,746
78,000	Hess Corp., 7.13%, 3/15/33	84,430
900,000	Hess Corp., 5.60%, 2/15/41	848,930
302,000	Hess Corp., 5.80%, 4/1/47, Callable 10/1/46 @ 100	290,193
190,000	Hess Midstream Operations LP, 5.63%, 2/15/26, Callable 2/6/23 @ 102.81(b)	184,300
35,000	Hess Midstream Operations LP, 4.25%, 2/15/30, Callable 2/15/25 @ 102.13(b)	29,925
45,000	Holly Energy Partners LP / Holly Energy Finance Corp., 6.38%, 4/15/27, Callable 4/15/24 @ 103.19(b)	44,269
150,000	Kinder Morgan Energy Partners LP, 3.45%, 2/15/23, Callable 2/6/23 @ 100	149,594
63,000	Kinder Morgan Energy Partners LP, 6.55%, 9/15/40	63,032
50,000	Kinetik Holdings LP, 5.88%, 6/15/30, Callable 6/15/25 @ 102.94(b)	47,027

Principal Amount		Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$55,000	Leeward Renewable Energy Operations LLC, 4.25%, 7/1/29, Callable 7/1/24 @ 102.13(b)	$46,750
172,000	MPLX LP, 4.50%, 7/15/23, Callable 4/15/23 @ 100	171,298
242,000	MPLX LP, 4.88%, 12/1/24, Callable 9/1/24 @ 100	240,174
70,000	MPLX LP, 5.50%, 2/15/49, Callable 8/15/48 @ 100	62,356
289,000	MPLX, LP, 4.95%, 9/1/32, Callable 6/1/32 @ 100	272,348
150,000	Murphy Oil Corp., 5.88%, 12/1/27, Callable 2/6/23 @ 102.94	143,625
135,000	NGL Energy Operating LLC / NGL Energy Finance Corp., 7.50%, 2/1/26, Callable 2/6/23 @ 103.75(b)	119,813
609,000	Occidental Petroleum Corp., 5.55%, 3/15/26, Callable 12/15/25 @ 100	606,716
120,000	Occidental Petroleum Corp., 3.50%, 8/15/29, Callable 5/15/29 @ 100	108,000
85,000	Occidental Petroleum Corp., 8.88%, 7/15/30, Callable 1/15/30 @ 100	95,200
1,047,000	Occidental Petroleum Corp., 7.50%, 5/1/31	1,120,290
25,000	Occidental Petroleum Corp., 7.88%, 9/15/31	27,281
422,000	Occidental Petroleum Corp., 6.45%, 9/15/36	430,440
40,000	Occidental Petroleum Corp., 4.30%, 8/15/39, Callable 2/15/39 @ 100	31,900
40,000	Occidental Petroleum Corp., 6.20%, 3/15/40	38,800
712,000	Occidental Petroleum Corp., 6.60%, 3/15/46, Callable 9/15/45 @ 100	731,580
120,000	Occidental Petroleum Corp., 4.40%, 4/15/46, Callable 10/15/45 @ 100	95,700
165,000	Occidental Petroleum Corp., 4.10%, 2/15/47, Callable 8/15/46 @ 100	127,050
80,000	Occidental Petroleum Corp., 4.20%, 3/15/48, Callable 9/15/47 @ 100	61,800
95,000	Occidental Petroleum Corp., 4.40%, 8/15/49, Callable 2/15/49 @ 100	75,050
120,000	PBF Holding Co. LLC / PBF Finance Corp., 6.00%, 2/15/28, Callable 2/15/23 @ 103	107,100
35,000	PDC Energy, Inc., 5.75%, 5/15/26, Callable 2/6/23 @ 102.88	33,075
39,000	Phillips 66, 3.85%, 4/9/25, Callable 3/9/25 @ 100	37,991
110,000	Plains All Amer Pipeline, 3.60%, 11/1/24, Callable 8/1/24 @ 100	106,082
110,000	Range Resources Corp., 4.88%, 5/15/25, Callable 2/15/25 @ 100	104,775
493,000	Sabine Pass Liquefaction LLC, 4.50%, 5/15/30, Callable 11/15/29 @ 100	457,258
408,000	Sanchez Energy Corp., 7.25%, 2/15/23, Callable 1/17/23 @ 100(a)(b)	—
20,000	SM Energy Co., 5.63%, 6/1/25, Callable 2/6/23 @ 100.94	19,100
75,000	SM Energy Co., 6.75%, 9/15/26, Callable 2/6/23 @ 102.25	73,125
346,000	Southeast Supply Header LLC, 4.25%, 6/15/24, Callable 3/15/24 @ 100(b)	319,185
55,000	Southwestern Energy Co., 4.75%, 2/1/32, Callable 2/1/27 @ 102.38	46,544
5,000	Sunoco LP/Sunoco Finance Corp., 6.00%, 4/15/27, Callable 2/6/23 @ 103	4,912
95,000	Sunoco LP/Sunoco Finance Corp., 5.88%, 3/15/28, Callable 3/15/23 @ 102.94	89,775

See accompanying notes to the financial statements.

18

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$165,000	Sunoco LP/Sunoco Finance Corp., 4.50%, 5/15/29, Callable 5/15/24 @ 102.25	$143,962
135,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 6.00%, 12/31/30, Callable 12/31/25 @ 103(b)	116,944
70,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.00%, 1/15/32, Callable 7/15/26 @ 102	58,888
30,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.50%, 3/1/30, Callable 3/1/25 @ 102.75	28,237
185,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.88%, 2/1/31, Callable 2/1/26 @ 102.44	166,731
62,000	Western Gas Partners LP, 3.95%, 6/1/25, Callable 3/1/25 @ 100	58,590
205,000	Western Gas Partners LP, 4.65%, 7/1/26, Callable 4/1/26 @ 100	194,237
900,000	Western Gas Partners LP, 4.50%, 3/1/28, Callable 12/1/27 @ 100	823,500
101,000	Western Gas Partners LP, 4.75%, 8/15/28, Callable 5/15/28 @ 100	92,667
205,000	Western Midstream Operating LP, 5.30%, 2/1/30, Callable 11/1/29 @ 100	180,400
301,000	Williams Cos., Inc. (The), 4.65%, 8/15/32, Callable 5/15/32 @ 100	281,450
68,000	Williams Cos., Inc. (The), 5.30%, 8/15/52, Callable 2/15/52 @ 100	61,507
242,000	Williams Partners LP, 4.50%, 11/15/23, Callable 8/15/23 @ 100	240,177
426,000	Williams Partners LP, 4.30%, 3/4/24, Callable 12/4/23 @ 100	419,767

		16,603,997

Paper & Forest Products (0.0%†):
45,000	Glatfelter Corp., 4.75%, 11/15/29, Callable 11/1/24 @ 102.38(b)	27,000
70,000	Mercer International, Inc., 5.13%, 2/1/29, Callable 2/1/24 @ 102.56	58,275

		85,275

Personal Products (0.0%†):
55,000	BellRing Brands, Inc., 7.00%, 3/15/30, Callable 3/15/27 @ 101.75(b)	53,212

Pharmaceuticals (0.4%):
37,000	Bausch Health Cos., Inc., 11.00%, 9/30/28(b)	28,860
7,000	Bausch Health Cos., Inc., 14.00%, 10/15/30, Callable 10/15/25 @ 106(b)	4,165
170,000	Catalent Pharma Solutions, Inc., 3.13%, 2/15/29, Callable 2/15/24 @ 101.56(b)	134,725
50,000	Catalent Pharma Solutions, Inc., 3.50%, 4/1/30, Callable 4/1/25 @ 101.75^(b)	39,438
275,000	Elanco Animal Health, Inc., 5.27%, 8/28/23, Callable 7/28/23 @ 100	273,229
116,000	Elanco Animal Health, Inc., 5.90%, 8/28/28, Callable 5/28/28 @ 100	109,620
45,000	Jazz Securities DAC, 4.38%, 1/15/29, Callable 7/15/24 @ 102.19(b)	39,937

Principal Amount		Value
Corporate Bonds, continued
Pharmaceuticals, continued
$160,000	Organon & Co. / Organon Foreign Debt Co-Issuer BV, 4.13%, 4/30/28, Callable 4/30/24 @ 102.06(b)	$142,400
215,000	Organon & Co. / Organon Foreign Debt Co-Issuer BV, 5.13%, 4/30/31, Callable 4/30/26 @ 102.56(b)	187,050
60,000	Viatris, Inc., 1.65%, 6/22/25, Callable 5/22/25 @ 100	54,425
305,000	Viatris, Inc., 2.70%, 6/22/30, Callable 3/22/30 @ 100	240,257
133,000	Viatris, Inc., 3.85%, 6/22/40, Callable 12/22/39 @ 100	89,624

		1,343,730

Professional Services (0.0%†):
60,000	Asgn, Inc., 4.63%, 5/15/28, Callable 5/15/23 @ 102.31(b)	54,300

Real Estate (0.3%):
27,000	Corporate Office Properties, LP, 2.00%, 1/15/29, Callable 11/15/28 @ 100	20,764
225,000	Invitation Homes Operating Partnership LP, 4.15%, 4/15/32, Callable 1/15/32 @ 100	197,739
115,000	Realogy Group LLC / Realogy Co-Issuer Corp., 5.25%, 4/15/30, Callable 4/15/25 @ 102.63(b)	83,806
297,000	VICI Properties LP, 4.75%, 2/15/28, Callable 1/15/28 @ 100	281,408
441,000	VICI Properties LP, 4.95%, 2/15/30, Callable 12/15/29 @ 100	416,194
40,000	VICI Properties LP / VICI Note Co., Inc., 4.63%, 6/15/25, Callable 3/15/25 @ 100(b)	38,250

		1,038,161

Real Estate Management & Development (0.2%):
301,000	CBRE Services, Inc., 2.50%, 4/1/31, Callable 1/1/31 @ 100	237,976
85,000	Kennedy-Wilson, Inc., 4.75%, 2/1/30, Callable 9/1/24 @ 102.38	64,281
70,000	Realogy Group LLC / Realogy Co-Issuer Corp., 5.75%, 1/15/29, Callable 1/15/24 @ 102.88(b)	52,850
275,000	TK Elevator US Newco, Inc., 5.25%, 7/15/27, Callable 7/15/23 @ 102.63(b)	244,750

		599,857

Retail & Wholesale — Discretionary (0.0%†):
15,000	MIWD Holdco II LLC / MIWD Finance Corp., 5.50%, 2/1/30, Callable 2/1/25 @ 102.75(b)	12,038

Road & Rail (0.0%†):
60,000	Uber Technologies, Inc., 4.50%, 8/15/29, Callable 8/15/24 @ 102.25(b)	52,125

Semiconductors & Semiconductor Equipment (0.7%):
92,000	Broadcom, Inc., 1.95%, 2/15/28, Callable 12/15/27 @ 100(b)	78,042
899,000	Broadcom, Inc., 2.45%, 2/15/31, Callable 11/15/30 @ 100(b)	710,210
797,000	Broadcom, Inc., 2.60%, 2/15/33, Callable 11/15/32 @ 100(b)	600,351
633,000	Broadcom, Inc., 3.50%, 2/15/41, Callable 8/15/40 @ 100(b)	457,363
297,000	Broadcom, Inc., 3.75%, 2/15/51, Callable 8/15/50 @ 100(b)	208,916

See accompanying notes to the financial statements.

19

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Corporate Bonds, continued
Semiconductors & Semiconductor Equipment, continued
$135,000	Entegris, Inc., 3.63%, 5/1/29, Callable 5/1/24 @ 102.72^(b)	$109,012
75,000	ON Semiconductor Corp., 3.88%, 9/1/28, Callable 9/1/23 @ 101.94(b)	65,438

		2,229,332

Software (0.5%):
55,000	Acuris Finance US, Inc. / Acuris Finance SARL, 5.00%, 5/1/28, Callable 5/1/24 @ 102.5(b)	43,519
60,000	Boxer Parent Co., Inc., 7.13%, 10/2/25, Callable 2/6/23 @ 103.56(b)	58,350
40,000	Clarivate Science Holdings Corp., 3.88%, 7/1/28, Callable 6/30/24 @ 101.94(b)	34,100
40,000	Clarivate Science Holdings Corp., 4.88%, 7/1/29, Callable 6/30/24 @ 102.44(b)	33,900
30,000	Elastic NV, 4.13%, 7/15/29, Callable 7/15/24 @ 102.06(b)	24,000
70,000	Fair Isaac Corp., 4.00%, 6/15/28, Callable 1/23/23 @ 102(b)	63,525
125,000	MicroStrategy, Inc., 6.13%, 6/15/28, Callable 6/15/24 @ 103.06^(b)	89,375
351,000	Oracle Corp., 1.65%, 3/25/26, Callable 2/25/26 @ 100	315,203
555,000	Oracle Corp., 2.30%, 3/25/28, Callable 1/25/28 @ 100	481,848
690,000	Oracle Corp., 2.88%, 3/25/31, Callable 12/25/30 @ 100	575,191

		1,719,011

Specialty Retail (0.5%):
35,000	Asbury Automotive Group, Inc., 4.63%, 11/15/29, Callable 11/15/24 @ 102.31(b)	29,400
40,000	Asbury Automotive Group, Inc., 5.00%, 2/15/32, Callable 11/15/26 @ 102.5(b)	33,450
47,000	AutoNation, Inc., 4.75%, 6/1/30, Callable 3/1/30 @ 100	42,042
72,000	AutoZone, Inc., 3.63%, 4/15/25, Callable 3/15/25 @ 100	69,673
333,000	AutoZone, Inc., 4.00%, 4/15/30, Callable 1/15/30 @ 100	308,182
66,000	Carvana Co., 5.88%, 10/1/28, Callable 10/1/23 @ 104.41(b)	25,740
10,000	Carvana Co., 4.88%, 9/1/29, Callable 9/1/24 @ 102.44(b)	3,850
55,000	Carvana Co., 10.25%, 5/1/30, Callable 5/1/27 @ 105.13(b)	26,263
30,000	Foot Locker, Inc., 4.00%, 10/1/29, Callable 10/1/24 @ 102(b)	24,375
55,000	Gap, Inc. (The), 3.88%, 10/1/31, Callable 10/1/26 @ 101.94(b)	38,638
220,000	L Brands, Inc., 6.63%, 10/1/30, Callable 10/1/25 @ 103.31(b)	205,975
33,000	Lowe’s Cos., Inc., 3.35%, 4/1/27, Callable 3/1/27 @ 100	31,039
410,000	Lowe’s Cos., Inc., 4.25%, 4/1/52, Callable 10/1/51 @ 100	329,369
464,000	Lowe’s Cos., Inc., 4.45%, 4/1/62, Callable 10/1/61 @ 100	364,005

Principal Amount		Value
Corporate Bonds, continued
Specialty Retail, continued
$74,000	O’Reilly Automotive, Inc., 4.20%, 4/1/30, Callable 1/1/30 @ 100	$69,885
30,000	Party City Holdings, Inc., 8.75%, 2/15/26, Callable 8/15/23 @ 104.38(b)	8,775
20,000	Rent-A-Center, Inc., 6.38%, 2/15/29, Callable 2/15/24 @ 103.19(b)	16,025
40,000	Victoria’s Secret & Co., 4.63%, 7/15/29, Callable 7/15/24 @ 102.31(b)	31,400

		1,658,086

Technology Hardware, Storage & Peripherals (0.2%):
106,000	Dell International LLC/EMC Corp., 5.45%, 6/15/23, Callable 4/15/23 @ 100	106,016
81,000	Dell International LLC/EMC Corp., 5.85%, 7/15/25, Callable 6/15/25 @ 100	81,640
129,000	Dell International LLC/EMC Corp., 6.02%, 6/15/26, Callable 3/15/26 @ 100	131,817
148,000	Dell International LLC/EMC Corp., 6.10%, 7/15/27, Callable 5/15/27 @ 100	152,250
128,000	Dell International LLC/EMC Corp., 6.20%, 7/15/30, Callable 4/15/30 @ 100	130,534

		602,257

Telecommunications (0.1%):
130,000	Cogent Communications Group, Inc., 7.00%, 6/15/27, Callable 6/15/24 @ 103.5(b)	127,400
60,000	Frontier Communications Holdings LLC, 8.75%, 5/15/30, Callable 5/15/25 @ 104.38(b)	61,050

		188,450

Textiles, Apparel & Luxury Goods (0.1%):
60,000	Crocs, Inc., 4.13%, 8/15/31, Callable 8/15/26 @ 102.06(b)	48,825
20,000	Kontoor Brands, Inc., 4.13%, 11/15/29, Callable 11/15/24 @ 102.06(b)	16,275
70,000	Levi Strauss & Co., 3.50%, 3/1/31, Callable 3/1/26 @ 101.75(b)	55,212
105,000	Wolverine World Wide, Inc., 4.00%, 8/15/29, Callable 8/15/24 @ 102(b)	78,094

		198,406

Tobacco (0.5%):
452,000	Altria Group, Inc., 4.25%, 8/9/42	335,771
302,000	Altria Group, Inc., 4.50%, 5/2/43	228,862
262,000	Altria Group, Inc., 5.38%, 1/31/44	232,828
108,000	Altria Group, Inc., 5.95%, 2/14/49, Callable 8/14/48 @ 100	96,087
179,000	Reynolds American, Inc., 5.70%, 8/15/35, Callable 2/15/35 @ 100	162,414
600,000	Reynolds American, Inc., 7.25%, 6/15/37	612,471
70,000	Turning Point Brands, Inc., 5.63%, 2/15/26, Callable 2/15/23 @ 102.81(b)	60,550

		1,728,983

Trading Companies & Distributors (0.3%):
467,000	Air Lease Corp., 4.25%, 2/1/24, Callable 1/1/24 @ 100	459,730
393,000	Air Lease Corp., 3.38%, 7/1/25, Callable 6/1/25 @ 100	370,877

See accompanying notes to the financial statements.

20

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Corporate Bonds, continued
Trading Companies & Distributors, continued
$40,000	Foundation Building Materials, Inc., 6.00%, 3/1/29, Callable 3/1/24 @ 103(b)	$29,950
45,000	SRS Distribution, Inc., 4.63%, 7/1/28, Callable 7/1/24 @ 102.31(b)	39,881
25,000	SRS Distribution, Inc., 6.13%, 7/1/29, Callable 7/1/24 @ 103.06(b)	20,188
40,000	SRS Distribution, Inc., 6.00%, 12/1/29, Callable 12/1/24 @ 103(b)	31,800

		952,426

Wireless Telecommunication Services (0.6%):
445,000	Sprint Capital Corp., 8.75%, 3/15/32	529,550
300,000	Sprint Communications, Inc., 6.88%, 11/15/28	311,250
380,000	T-Mobile USA, Inc., 3.75%, 4/15/27, Callable 2/15/27 @ 100	359,094
65,000	T-Mobile USA, Inc., 4.75%, 2/1/28, Callable 2/1/23 @ 102.38	63,375
70,000	T-Mobile USA, Inc., 3.38%, 4/15/29, Callable 4/15/24 @ 101.69	61,815
630,000	T-Mobile USA, Inc., 3.88%, 4/15/30, Callable 1/15/30 @ 100	571,172
82,000	T-Mobile USA, Inc., 4.38%, 4/15/40, Callable 10/15/39 @ 100	70,527
161,000	T-Mobile USA, Inc., 4.50%, 4/15/50, Callable 10/15/49 @ 100	133,616

		2,100,399

Total Corporate Bonds (Cost $138,988,661)		124,450,661

Yankee Debt Obligations (9.4%):
Aerospace & Defense (0.1%):
38,000	Bombardier, Inc., 7.50%, 3/15/25, Callable 2/6/23 @ 101.25(b)	37,667
55,000	Bombardier, Inc., 7.13%, 6/15/26, Callable 6/15/23 @ 103.56(b)	53,488
170,000	Bombardier, Inc., 6.00%, 2/15/28, Callable 2/15/24 @ 103(b)	157,037

		248,192

Airlines (0.0%†):
100,000	VistaJet Malta Finance PLC / XO Management Holding, Inc., 7.88%, 5/1/27, Callable 5/1/24 @ 103.94(b)	90,000
95,000	VistaJet Malta Finance PLC / XO Management Holding, Inc., 6.38%, 2/1/30, Callable 2/1/25 @ 103.19(b)	75,169

		165,169

Banks (1.9%):
874,000	Barclays plc, 4.38%, 1/12/26	844,962
503,000	Barclays plc, 2.85% (US0003M+245 bps), 5/7/26, Callable 5/7/25 @ 100	466,761
580,000	Barclays plc, 5.09% (US0003M+305 bps), 6/20/30, Callable 6/20/29 @ 100	534,131
200,000	Commonwealth Bank of Australia, 3.61%, 9/12/34, Callable 9/12/29 @ 100(b)	165,176
791,000	Cooperatieve Rabobank UA, 4.38%, 8/4/25	769,539
205,000	HSBC Holdings plc, 4.25%, 3/14/24	201,196
200,000	Intesa Sanpaolo SpA, 5.02%, 6/26/24(b)	192,679

Principal Amount		Value
Yankee Debt Obligations, continued
Banks, continued
$1,432,000	Intesa Sanpaolo SpA, 5.71%, 1/15/26(b)	$1,375,021
286,000	Royal Bank of Scotland Group plc, 3.07% (H15T1Y+255 bps), 5/22/28, Callable 5/22/27 @ 100	256,227
980,000	Societe Generale SA, 1.04% (H15T1Y+75 bps), 6/18/25, Callable 6/18/24 @ 100(b)	907,580
513,000	Societe Generale SA, 1.49% (H15T1Y+110 bps), 12/14/26, Callable 12/14/25 @ 100(b)	445,795
289,000	Westpac Banking Corp., 4.11% (H15T5Y+200 bps), 7/24/34, Callable 7/24/29 @ 100	247,522

		6,406,589

Biotechnology (0.1%):
200,000	Grifols Escrow Issuer SA, 4.75%, 10/15/28, Callable 10/15/24 @ 102.38(b)	173,250

Capital Markets (1.4%):
1,175,000	Credit Suisse Group AG, 3.80%, 6/9/23	1,147,228
788,000	Credit Suisse Group AG, 2.59% (SOFR+156 bps), 9/11/25, Callable 9/11/24 @ 100(b)	703,309
602,000	Credit Suisse Group AG, 4.19% (SOFR+373 bps), 4/1/31, Callable 4/1/30 @ 100(b)	467,413
720,000	Credit Suisse Group Funding Guernsey, Ltd., 3.75%, 3/26/25	649,080
1,462,000	Deutsche Bank AG, 4.50%, 4/1/25	1,390,382
314,000	UBS Group AG, 1.49% (H15T1Y+85 bps), 8/10/27, Callable 8/10/26 @ 100(b)	270,486

		4,627,898

Chemicals (0.1%):
130,000	Consolidated Energy Finance SA, 6.50%, 5/15/26, Callable 1/17/23 @ 103.25(b)	120,575
195,000	Methanex Corp., 5.13%, 10/15/27, Callable 4/15/27 @ 100	180,863
95,000	Methanex Corp., 5.25%, 12/15/29, Callable 9/15/29 @ 100	84,312
55,000	SPCM SA, 3.13%, 3/15/27, Callable 3/15/24 @ 101.56(b)	47,437

		433,187

Consumer Discretionary Services (0.0%†):
55,000	Studio City Co., Ltd., 7.00%, 2/15/27, Callable 2/15/24 @ 103.5(b)	51,425

Consumer Staple Products (0.2%):
200,000	Imperial Brands Finance plc, 6.13%, 7/27/27, Callable 6/27/27 @ 100(b)	197,750
555,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 2.50%, 1/15/27, Callable 12/15/26 @ 100(b)	482,862

		680,612

Containers & Packaging (0.1%):
25,000	Intelligent Packaging, Ltd. Finco, Inc./Intelligent Packaging, Ltd. Co-Issuer LLC, 6.00%, 9/15/28, Callable 2/6/23 @ 103(b)	20,250
255,000	Trivium Packaging Finance BV, 5.50%, 8/15/26, Callable 2/6/23 @ 102.75(b)	237,469

		257,719

See accompanying notes to the financial statements.

21

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Yankee Debt Obligations, continued
Diversified Consumer Services (0.1%):
$48,000	Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, 4.63%, 6/1/28, Callable 6/1/24 @ 102.31(b)	$39,600
225,000	GEMS MENASA Cayman, Ltd. / GEMS Education Delaware LLC, 7.13%, 7/31/26, Callable 2/6/23 @ 103.56(b)	216,000

		255,600

Diversified Financial Services (0.9%):
395,000	Altice Financing SA, 5.00%, 1/15/28, Callable 2/6/23 @ 102.5(b)	319,456
300,000	C&W Senior Financing Dac, 6.88%, 9/15/27, Callable 1/17/23 @ 103.44(b)	279,750
110,000	Intelsat Jackson Holdings SA, 6.50%, 3/15/30, Callable 3/15/25 @ 102(b)	98,676
2,052,000	Park Aerospace Holdings, 5.50%, 2/15/24(b)	2,026,350
305,000	Vmed O2 UK Financing I plc, 4.25%, 1/31/31, Callable 1/31/26 @ 102.13(b)	244,000

		2,968,232

Diversified Telecommunication Services (0.1%):
270,000	Altice France SA, 6.00%, 2/15/28, Callable 2/15/23 @ 103^(b)	159,300
185,000	Altice France SA, 5.13%, 1/15/29, Callable 9/15/23 @ 102.56(b)	146,844
80,000	Telecom Italia SpA, 6.00%, 9/30/34	61,500

		367,644

Energy Equipment & Services (0.0%†):
140,000	Transocean Poseidon, Ltd., 6.88%, 2/1/27, Callable 2/6/23 @ 103.44(b)	136,500

Hotels, Restaurants & Leisure (0.1%):
55,000	1011778 BC ULC / New Red Finance, Inc., 5.75%, 4/15/25, Callable 2/6/23 @ 102.88(b)	54,588
210,000	1011778 BC ULC / New Red Finance, Inc., 4.00%, 10/15/30, Callable 10/15/25 @ 102(b)	171,150
75,000	Melco Resorts Finance, Ltd., 5.75%, 7/21/28, Callable 7/21/23 @ 102.88(b)	62,531
65,000	Melco Resorts Finance, Ltd., 5.38%, 12/4/29, Callable 12/4/24 @ 102.69(b)	52,000

		340,269

Industrial Services (0.0%†):
21,000	1375209 BC, Ltd., 9.00%, 1/30/28, Callable 1/17/23 @ 103(b)	20,396

Insurance (0.2%):
465,000	AIA Group, Ltd., 3.38%, 4/7/30, Callable 1/7/30 @ 100(b)	412,620
200,000	Swiss Re Finance Luxembourg SA, 5.00% (H15T5Y+358 bps), 4/2/49, Callable 4/2/29 @ 100(b)	181,300

		593,920

Marine (0.0%†):
85,000	Seaspan Corp., 5.50%, 8/1/29, Callable 8/1/24 @ 102.75(b)	64,069

Materials (0.1%):
55,000	Cerdia Finanz GmbH, 10.50%, 2/15/27, Callable 2/15/24 @ 105.25(b)	46,475

Principal Amount		Value
Yankee Debt Obligations, continued
Materials, continued
$220,000	NOVA Chemicals Corp., 5.25%, 6/1/27, Callable 3/3/27 @ 100(b)	$196,075
225,000	Nufarm Australia, Ltd. / Nufarm Americas, Inc., 5.00%, 1/27/30, Callable 1/27/25 @ 102.5(b)	196,875

		439,425

Media (0.1%):
255,000	VZ Secured Financing BV, 5.00%, 1/15/32, Callable 1/15/27 @ 102.5(b)	204,319
120,000	Ziggo BV, 5.13%, 2/28/30, Callable 2/15/25 @ 102.56(b)	98,700

		303,019

Metals & Mining (0.1%):
200,000	ERO Copper Corp., 6.50%, 2/15/30, Callable 2/15/25 @ 103.25(b)	160,500
115,000	First Quantum Minerals, Ltd., 6.88%, 3/1/26, Callable 1/17/23 @ 103.44(b)	108,962
55,000	First Quantum Minerals, Ltd., 6.88%, 10/15/27, Callable 10/15/23 @ 103.44(b)	51,219
5,000	FMG Resources Pty, Ltd., 4.50%, 9/15/27, Callable 6/15/27 @ 100(b)	4,569
105,000	Infrabuild Australia Pty, Ltd., 12.00%, 10/1/24, Callable 2/6/23 @ 106(b)	101,850
75,000	Mineral Resources, Ltd., 8.00%, 11/1/27, Callable 11/1/24 @ 104(b)	76,406

		503,506

Multi-Utilities (0.2%):
525,000	InterGen NV, 7.00%, 6/30/23, Callable 2/6/23 @ 100(b)	514,500

Oil, Gas & Consumable Fuels (1.3%):
115,000	eG Global Finance plc, 6.75%, 2/7/25, Callable 1/17/23 @ 101.69(b)	99,475
205,000	eG Global Finance plc, 8.50%, 10/30/25, Callable 2/6/23 @ 102.13(b)	191,931
223,000	Enbridge, Inc., 4.00%, 10/1/23, Callable 7/1/23 @ 100	220,683
235,000	Meg Energy Corp., 7.13%, 2/1/27, Callable 2/6/23 @ 103.56(b)	239,994
1,385,000	Petroleos Mexicanos, 6.84%, 1/23/30, Callable 10/23/29 @ 100	1,146,210
120,000	Petroleos Mexicanos, 5.95%, 1/28/31, Callable 10/28/30 @ 100	91,419
295,000	Petroleos Mexicanos, 6.70%, 2/16/32, Callable 11/16/31 @ 100	232,930
2,762,000	Petroleos Mexicanos, 6.75%, 9/21/47	1,772,262
502,000	Petroleos Mexicanos, 6.95%, 1/28/60, Callable 7/28/59 @ 100	316,756
70,000	Teine Energy, Ltd., 6.88%, 4/15/29, Callable 4/15/24 @ 103.44(b)	63,000

		4,374,660

Pharmaceuticals (0.0%†):
115,000	Bausch Health Cos., Inc., 5.50%, 11/1/25, Callable 2/6/23 @ 100(b)	97,750

Software (0.1%):
95,000	Open Text Corp., 3.88%, 2/15/28, Callable 2/15/23 @ 101.94(b)	81,344

See accompanying notes to the financial statements.

22

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Yankee Debt Obligations, continued
Software, continued
$115,000	Open Text Corp., 3.88%, 12/1/29, Callable 12/1/24 @ 101.94(b)	$92,575

		173,919

Sovereign Bond (1.2%):
355,000	Abu Dhabi Government International Bond, 3.88%, 4/16/50(b)	302,057
56,434	Argentine Republic Government International Bond, 1.00%, 7/9/29, Callable 2/6/23 @ 100	15,167
513,757	Argentine Republic Government International Bond, 0.50%, 7/9/30, Callable 2/6/23 @ 100	141,283
941,242	Argentine Republic Government International Bond, 1.50%, 7/9/35, Callable 2/6/23 @ 100	247,076
400,000	Corp. Andina de Fomento, 2.38%, 5/12/23	396,006
1,344,000	Dominican Republic, 5.50%, 1/27/25^(b)	1,333,920
250,000	Dominican Republic, 6.00%, 7/19/28(b)	240,000
600,000	Indonesia Government International Bond, 4.20%, 10/15/50	493,464
470,000	Qatar Government International Bond, 4.40%, 4/16/50(b)	430,989
230,000	Saudi Government International Bond, 3.25%, 10/22/30(b)	209,956
200,000	Saudi Government International Bond, 4.50%, 4/22/60(b)	177,987

		3,987,905

Trading Companies & Distributors (0.6%):
412,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.88%, 1/16/24, Callable 12/16/23 @ 100	407,979
637,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.65%, 10/29/24, Callable 9/29/24 @ 100	588,372
217,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.50%, 7/15/25, Callable 6/15/25 @ 100	219,728
251,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.45%, 4/3/26, Callable 2/3/26 @ 100	238,884
209,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 2.45%, 10/29/26, Callable 9/29/26 @ 100	182,542
219,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.00%, 10/29/28, Callable 8/29/28 @ 100	183,376
234,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.30%, 1/30/32, Callable 10/30/31 @ 100	182,428

		2,003,309

Wireless Telecommunication Services (0.4%):
330,000	Empresa Nacional del Pet, 4.38%, 10/30/24(b)	320,512
630,000	Millicom International Cellular SA, 6.25%, 3/25/29, Callable 3/25/24 @ 103.13(b)	601,650
135,000	Millicom International Cellular SA, 4.50%, 4/27/31, Callable 4/27/26 @ 102.25(b)	113,906
230,000	Rogers Communications, Inc., 3.20%, 3/15/27, Callable 2/15/27 @ 100(b)	213,003
201,000	Rogers Communications, Inc., 3.80%, 3/15/32, Callable 12/15/31 @ 100(b)	173,256

		1,422,327

Total Yankee Debt Obligations (Cost $36,578,822)		31,610,991

Principal Amount		Value
Municipal Bonds (0.7%):
California (0.2%):
$10,000	California State, Build America Bonds, GO, 7.35%, 11/1/39	$12,222
460,000	California State, Build America Bonds, GO, 7.30%, 10/1/39	559,314

		571,536

Illinois (0.4%):
310,000	Chicago Illinois, Taxable Project, GO, Series C1, 7.78%, 1/1/35	326,594
315,000	Illinois State, Build America Bonds, GO, 6.63%, 2/1/35	321,300
425,000	Illinois State, Build America Bonds, GO, Series 3, 6.73%, 4/1/35	433,220
295,000	Illinois State, GO, 5.10%, 6/1/33	284,572
34,091	Illinois State, GO, 4.95%, 6/1/23	34,017

		1,399,703

New Jersey (0.1%):
504,000	New Jersey Economic Development Authority Revenue, GO, Series A, 7.43%, 2/15/29	544,562

Total Municipal Bonds (Cost $2,652,682)		2,515,801

U.S. Government Agency Mortgages (20.3%):
Federal National Mortgage Association (11.6%):
92,143	2.50%, 6/1/29, Pool #MA3734	84,816
52,473	2.50%, 9/1/31, Pool #AS8012	49,288
300,333	3.00%, 4/1/32, Pool #BD9809	282,832
343,347	3.00%, 12/1/32, Pool #BM5345	327,711
218,661	2.50%, 12/1/32, Pool #CA3748	202,680
19,054	3.00%, 3/1/33, Pool #BM4614	18,193
2,513	4.50%, 7/1/33, Pool #729327	2,464
1,055	4.50%, 7/1/33, Pool #720240	1,043
2,959	4.50%, 8/1/33, Pool #729713	2,924
14,628	4.50%, 8/1/33, Pool #729380	14,466
2,735	4.50%, 8/1/33, Pool #727160	2,703
2,236	4.50%, 8/1/33, Pool #727029	2,209
7,362	4.50%, 8/1/33, Pool #726956	7,282
3,722	4.50%, 8/1/33, Pool #723124	3,681
9,371	4.50%, 8/1/33, Pool #726928	9,267
5,501	4.50%, 9/1/33, Pool #734922	5,723
13,746	4.50%, 9/1/33, Pool #727147	14,299
22,537	4.50%, 12/1/33, Pool #AL5321	23,445
392,818	2.50%, 6/1/34, Pool #BN7572	362,329
17,393	6.00%, 10/1/34, Pool #AL2130	18,334
34,455	4.50%, 9/1/35, Pool #AB8198	35,847
190,878	2.00%, 10/1/35, Pool # BK5705	170,155
324,061	6.00%, 5/1/36, Pool #745512	342,930
165,186	6.00%, 1/1/37, Pool #932030	174,921
450,000	1.50%, 1/25/37, TBA	390,656
500,000	2.00%, 1/25/37, TBA	445,781
29,116	6.00%, 3/1/37, Pool #889506	30,604
42,211	6.00%, 1/1/38, Pool #889371	44,234
1,150,000	1.50%, 2/25/38	999,063
2,500,000	2.00%, 2/25/38	2,231,836
15,554	6.00%, 3/1/38, Pool #889219	15,826
7,279	6.00%, 7/1/38, Pool #889733	7,404
45,801	4.50%, 3/1/39, Pool #AB0051	47,647
232,401	4.50%, 4/1/39, Pool #AB0043	241,757

See accompanying notes to the financial statements.

23

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$143,038	2.50%, 8/1/39, Pool #MA3761	$127,623
18,587	4.50%, 11/1/39, Pool #AC5442	18,473
60,840	6.00%, 5/1/40, Pool #AL2129	61,909
18,132	2.00%, 10/1/40, Pool #MA4176	15,432
23,063	4.00%, 12/1/40, Pool #AA4757	22,413
18,660	2.00%, 12/1/40, Pool #MA4204	15,940
28,401	4.50%, 2/1/41, Pool #AH5580	28,152
19,980	2.00%, 2/1/41, Pool #MA4268	17,022
20,409	2.00%, 3/1/41, Pool #MA4287	17,388
21,002	2.00%, 4/1/41, Pool #MA4311	17,893
21,295	2.00%, 5/1/41, Pool #MA4333	18,143
21,577	2.00%, 6/1/41, Pool #MA4364	18,383
168,260	2.00%, 10/1/41, Pool #MA4446	141,516
460,682	1.50%, 11/1/41, Pool #MA4473	374,308
4,484	6.00%, 1/1/42, Pool #AL2128	4,486
138,130	2.50%, 2/1/43, Pool #AB8465	118,458
33,444	4.00%, 10/1/43, Pool #BM1167	32,170
142,538	4.50%, 3/1/44, Pool #AL5082	137,767
70,517	4.00%, 12/1/44, Pool #AX8459	66,917
7,337	4.00%, 12/1/44, Pool #AY0045	7,043
107,235	4.00%, 3/1/45, Pool #AL6541	101,758
45,067	3.00%, 5/1/45, Pool #AS4972	40,274
67,779	4.00%, 5/1/45, Pool #AZ1207	63,791
47,897	4.00%, 6/1/45, Pool #AY8126	46,393
102,330	4.00%, 6/1/45, Pool #AY8096	96,253
28,569	4.00%, 6/1/45, Pool #AZ3341	26,884
22,027	4.00%, 6/1/45, Pool #AZ2719	20,726
24,043	5.00%, 6/1/45, Pool #AZ3448	24,505
113,495	4.00%, 7/1/45, Pool #AZ0833	106,810
95,970	3.00%, 8/1/45, Pool #AS5634	85,786
15,395	3.00%, 8/1/45, Pool #AZ3728	13,754
36,424	3.00%, 8/1/45, Pool #AZ8288	32,570
273,543	4.00%, 10/1/45, Pool #AL7593	265,690
50,758	4.00%, 10/1/45, Pool #AL7413	49,293
14,067	4.00%, 11/1/45, Pool #AZ0560	13,231
17,921	4.00%, 12/1/45, Pool #AS6350	17,403
42,084	4.00%, 12/1/45, Pool #BA6404	39,580
32,595	4.50%, 2/1/46, Pool #BM5199	32,229
8,021	4.00%, 5/1/46, Pool #BC2276	7,719
241,164	3.50%, 5/1/46, Pool #BC0880	225,219
93,722	4.00%, 7/1/46, Pool #BC1443	90,333
29,400	4.50%, 8/1/46, Pool #AL9111	28,852
103,351	4.00%, 9/1/46, Pool #BC2843	99,604
320,501	3.50%, 12/1/46, Pool #BC9077	299,390
48,617	3.50%, 2/1/47, Pool #BE5696	44,981
399,519	4.50%, 2/1/47, Pool #AL9846	393,187
1,071,271	4.00%, 2/1/47, Pool #AL9779	1,037,280
5,261	4.00%, 6/1/47, Pool #BH4269	5,066
29,049	3.00%, 5/1/49, Pool #MA3670	25,863
297,132	4.50%, 9/1/49, Pool #FM1534	299,306
364,189	4.00%, 11/1/49, Pool #CA4628	349,231
78,689	3.50%, 11/1/49, Pool #CA4557	72,601
305,752	2.50%, 8/1/50, Pool #SD0430	262,679
400,000	4.50%, 1/25/51, TBA	386,000
629,333	3.50%, 2/1/51, Pool #CA9319	586,599
3,050,000	2.50%, 2/25/51, TBA	2,592,738
825,000	3.50%, 2/25/51, TBA	751,330

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$442,500	2.00%, 3/1/51, Pool #MA4281	$362,191
263,404	2.50%, 4/1/51, Pool #FM6540	229,699
441,185	2.00%, 4/1/51, Pool #MA4305	361,095
535,393	3.00%, 6/1/51, Pool #CB0850	474,241
10,043	2.00%, 7/1/51, Pool #BT1461	8,315
45,511	2.50%, 8/1/51, Pool #CB1384	39,060
87,995	3.00%, 8/1/51, Pool #FM9973	78,423
183,904	2.50%, 9/1/51, Pool #CB1549	156,331
322,775	2.00%, 10/1/51, Pool #CB1801	265,707
244,655	2.00%, 10/1/51, Pool #CB1799	201,795
739,473	2.50%, 11/1/51, Pool #FM9501	628,614
341,145	2.00%, 11/1/51, Pool #FM9568	281,782
183,585	3.00%, 11/1/51, Pool #FM9633	163,205
216,016	2.00%, 11/1/51, Pool #FM9539	177,851
197,828	3.00%, 11/1/51, Pool #CB2164	176,085
147,565	3.00%, 11/1/51, Pool #FM9632	131,275
141,327	2.00%, 12/1/51, Pool #CB2347	116,732
186,697	2.50%, 12/1/51, Pool #CB2320	158,700
513,799	2.50%, 12/1/51, Pool #CB2289	440,942
148,689	2.50%, 12/1/51, Pool #CB2321	127,589
521,356	2.00%, 12/1/51, Pool #CB2349	429,108
139,735	2.00%, 12/1/51, Pool #CB2350	114,721
130,846	2.50%, 12/1/51, Pool #CB2376	112,293
62,279	3.00%, 12/1/51, Pool #CB2420	55,427
1,113,093	2.50%, 12/1/51, Pool #FM9865	946,266
93,279	2.00%, 12/1/51, Pool #CB2348	76,786
93,889	3.00%, 12/1/51, Pool #BT9503	82,654
856,625	2.00%, 1/1/52, Pool #FS0286	700,138
371,550	2.00%, 1/1/52, Pool #FS0288	304,003
3,775,000	2.00%, 1/25/52, TBA	3,080,164
870,700	3.00%, 2/1/52, Pool #FS0671	765,773
906,071	2.00%, 2/1/52, Pool #CB2842	739,379
376,590	2.50%, 2/1/52, Pool #FS0605	322,337
233,974	3.00%, 2/1/52, Pool #FS0631	206,509
36,457	3.50%, 3/1/52, Pool #CB3174	33,202
385,630	3.00%, 4/1/52, Pool # BU8933	339,087
29,858	3.00%, 4/1/52, Pool #CB3242	26,259
934,512	3.00%, 4/1/52, Pool # BV6599	822,738
449,999	4.50%, 7/1/52, Pool #MA4656	434,689
69,844	2.50%, 8/1/52, Pool #MA4743	59,369
99,001	4.00%, 9/1/52, Pool #FS3083	93,327
195,907	5.50%, 10/1/52, Pool #CB4843	197,084
49,812	5.00%, 10/1/52, Pool #CB4893	49,778
49,688	5.00%, 11/1/52, Pool #FS3295	49,484
99,704	5.00%, 11/1/52, Pool #FS3248	99,636
199,085	5.00%, 11/1/52, Pool #CB5128	199,381
49,970	5.00%, 12/1/52, Pool #CB5273	49,936
600,000	2.50%, 1/25/53, TBA	509,531
150,000	5.00%, 1/25/53, TBA	147,914
2,500,000	1.50%, 1/25/53, TBA	1,918,750
450,000	3.00%, 1/25/53, TBA	395,719
150,000	3.50%, 1/25/53, TBA	136,523
100,000	4.00%, 1/25/53, TBA	93,984
4,900,000	2.00%, 2/25/53, TBA	4,002,688

		38,684,963

See accompanying notes to the financial statements.

24

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Government National Mortgage Association (4.2%):
$4,017	5.00%, 6/15/34, Pool #629493	$4,043
2,468	5.00%, 3/15/38, Pool #676766	2,541
1,577	5.00%, 4/15/38, Pool #672672	1,625
5,533	5.00%, 8/15/38, Pool #687818	5,700
48,471	5.00%, 1/15/39, Pool #705997	49,925
97,196	5.00%, 3/15/39, Pool #646746	100,121
599	5.00%, 3/15/39, Pool #697946	602
92,926	4.00%, 10/15/40, Pool #783143	90,387
25,792	4.00%, 10/20/40, Pool #G24833	25,087
77,482	4.00%, 1/20/41, Pool #4922	75,364
213,819	4.50%, 3/20/41, Pool #4978	213,846
157,019	4.00%, 5/20/41, Pool #5054	152,731
74,204	4.50%, 5/20/41, Pool #005055	74,213
73,084	4.50%, 6/15/41, Pool #366975	73,487
49,466	4.50%, 6/20/41, Pool #005082	49,473
176,732	4.00%, 10/20/41, Pool #5203	171,902
199,804	3.50%, 12/20/41, Pool #5258	188,995
348,045	4.00%, 1/20/42, Pool #5280	338,530
123,478	3.00%, 12/20/42, Pool #MA0624	112,967
191,960	3.00%, 12/20/42, Pool #AA5872	172,049
21,576	3.00%, 1/20/43, Pool #MA0698	19,240
267,281	3.50%, 2/20/43, Pool #MA0783	254,900
35,750	3.50%, 3/20/43, Pool #AD8884	33,216
53,856	3.00%, 3/20/43, Pool #AD8812	49,691
124,941	3.00%, 3/20/43, Pool #AA6146	117,974
13,302	3.50%, 4/20/43, Pool #AB9891	12,360
36,467	3.50%, 4/20/43, Pool #AD9075	33,877
3,097	4.00%, 7/20/44, Pool #MA2074	3,012
45,328	4.00%, 5/20/45, Pool #MA2893	44,090
64,830	4.00%, 8/20/45, Pool #MA3035	63,062
2,455	4.00%, 9/20/45, Pool #MA3106	2,388
2,605	4.00%, 10/20/45, Pool #MA3174	2,534
3,024	4.00%, 12/20/45, Pool #MA3311	2,941
2,937	4.00%, 1/20/46, Pool #MA3377	2,857
133,222	4.00%, 4/15/46, Pool #784232	132,272
177,321	4.00%, 5/20/46, Pool #MA3664	172,484
20,419	3.50%, 7/20/46, Pool #784391	19,127
11,298	3.00%, 10/20/46, Pool #MA4003	10,288
588,986	3.00%, 12/20/46, Pool #MA4126	536,319
58,106	4.00%, 1/15/47, Pool #AX5857	55,952
50,871	4.00%, 1/15/47, Pool #AX5831	48,928
185,661	3.00%, 1/20/47, Pool #MA4195	169,058
111,732	3.00%, 2/20/47, Pool #MA4261	101,560
21,614	4.00%, 3/20/47, Pool #MA4322	20,859
186,540	4.00%, 4/20/47, Pool #784303	176,325
21,557	4.00%, 4/20/47, Pool #MA4383	20,803
189,012	4.00%, 4/20/47, Pool #784304	178,702
13,986	4.00%, 5/20/47, Pool #MA4452	13,497
59,797	4.00%, 6/20/47, Pool #MA4511	57,706
66,439	4.00%, 4/20/48, Pool #BG3507	63,367
56,792	4.00%, 4/20/48, Pool #BG7744	54,151
800,000	3.00%, 2/20/50, TBA	713,625
100,000	3.00%, 1/20/51, TBA	89,141
192,731	2.00%, 2/20/51, Pool #MA7192	161,641
2,850,000	2.00%, 2/20/51, TBA	2,391,328
800,000	3.50%, 2/20/51, TBA	736,031
1,700,000	2.50%, 2/20/51, TBA	1,476,211

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Government National Mortgage Association, continued
$350,000	2.00%, 3/20/52	$293,836
1,250,000	2.00%, 1/20/53, TBA	1,048,242
700,000	4.50%, 1/20/53, TBA	679,984
750,000	3.50%, 1/20/53, TBA	689,531
1,925,000	2.50%, 7/20/53, TBA	1,669,937

		14,326,635

Federal Home Loan Mortgage Corporation (4.5%):
20,620	2.50%, 6/1/31, Pool #G18604	19,332
36,387	2.50%, 7/1/31, Pool #V61246	33,853
61,448	2.50%, 8/1/31, Pool #V61273	58,203
219,951	3.50%, 3/1/32, Pool #C91403	211,100
660,839	3.50%, 7/1/32, Pool #C91467	634,243
5,751	2.50%, 8/1/32, Pool #G18654	5,327
6,175	2.50%, 11/1/32, Pool #G18665	5,718
187,992	2.50%, 12/1/32, Pool #G18669	173,393
28,281	2.50%, 3/1/33, Pool #G18680	26,457
11,472	2.50%, 4/1/33, Pool #G18683	10,732
67,833	3.00%, 4/1/33, Pool #G18684	64,029
5,914	2.50%, 5/1/33, Pool #G18687	5,533
126,676	2.50%, 7/1/33, Pool #G16661	117,293
26,731	3.00%, 4/1/34, Pool #G16829	25,689
241,778	3.50%, 10/1/34, Pool #C91793	233,470
473,886	4.00%, 5/1/37, Pool #C91938	459,305
19,147	3.50%, 4/1/40, Pool #V81744	17,884
39,126	3.50%, 5/1/40, Pool #V81750	36,522
43,933	3.50%, 6/1/40, Pool #V81792	41,020
23,761	3.50%, 8/1/40, Pool #V81886	22,180
16,173	3.50%, 9/1/40, Pool #V81958	15,098
27,862	4.50%, 1/1/41, Pool #A96051	27,233
25,844	4.50%, 3/1/41, Pool #A97673	25,645
40,948	4.50%, 4/1/41, Pool #A97942	40,632
20,742	2.00%, 4/1/41, Pool #RB5108	17,673
151,423	5.00%, 6/1/41, Pool #G06596	154,776
21,568	2.00%, 7/1/41, Pool #RB5118	18,376
22,594	2.00%, 10/1/41, Pool #RB5131	18,999
536,548	4.50%, 1/1/42, Pool #G60517	532,187
74,633	3.00%, 12/1/42, Pool #C04320	68,609
25,940	4.00%, 5/1/43, Pool #Q18481	24,434
25,813	4.00%, 7/1/43, Pool #Q19597	24,314
23,307	4.00%, 10/1/43, Pool #Q22499	21,959
28,010	4.00%, 1/1/44, Pool #V80950	26,416
88,803	3.50%, 1/1/44, Pool #G60271	81,092
177,186	3.50%, 1/1/44, Pool #G07922	165,060
106,890	4.00%, 1/1/45, Pool #Q30720	102,990
88,937	4.00%, 2/1/45, Pool #G07949	86,649
26,779	3.50%, 3/1/45, Pool #Q31974	25,192
44,285	3.50%, 3/1/45, Pool #Q32008	41,666
24,140	3.50%, 3/1/45, Pool #Q32328	22,722
104,188	3.50%, 5/1/45, Pool #Q33547	95,592
16,124	3.00%, 5/1/45, Pool #Q33468	14,652
142,566	3.50%, 6/1/45, Pool #Q34164	130,771
22,188	3.50%, 6/1/45, Pool #Q33791	20,359
116,908	3.00%, 6/1/45, Pool #Q34156	106,224
33,528	3.00%, 7/1/45, Pool #Q34759	30,313
10,040	3.00%, 7/1/45, Pool #Q34979	9,089
46,650	4.00%, 8/1/45, Pool #Q35845	44,290

See accompanying notes to the financial statements.

25

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation, continued
$9,150	4.00%, 9/1/45, Pool #Q37853	$8,766
4,190	4.00%, 11/1/45, Pool #Q38812	3,989
163,945	3.50%, 11/1/45, Pool #Q37467	154,279
1,755	4.00%, 2/1/46, Pool #Q38879	1,686
10,275	4.00%, 2/1/46, Pool #Q38782	9,867
11,554	4.00%, 2/1/46, Pool #Q38783	11,094
6,013	4.00%, 4/1/46, Pool #Q39975	5,775
25,561	4.00%, 4/1/46, Pool #V82292	24,593
63,129	3.50%, 5/1/46, Pool #G60603	59,079
187,655	3.50%, 5/1/46, Pool #G60553	175,466
53,368	3.50%, 5/1/46, Pool #Q40647	48,996
166,603	3.50%, 9/1/46, Pool #Q43257	155,912
8,094	4.00%, 9/1/47, Pool #Q50433	7,792
14,628	4.00%, 10/1/47, Pool #Q51189	14,081
11,026	4.00%, 2/1/48, Pool #Q54192	10,621
124,477	4.00%, 5/1/48, Pool #Q55992	119,923
376,161	4.00%, 6/1/48, Pool #G67713	362,517
45,782	4.00%, 7/1/48, Pool #Q59935	44,232
355,059	2.50%, 10/1/50, Pool #SD7525	305,215
510,190	2.50%, 11/1/50, Pool #SD7530	437,440
40,382	2.50%, 2/1/51, Pool #SD7535	34,722
132,112	2.00%, 5/1/51, Pool #SD7541	109,420
597,424	3.00%, 5/1/51, Pool #QC1881	535,925
13,672	2.00%, 7/1/51, Pool #QC4163	11,322
141,088	3.00%, 9/1/51, Pool #QC7496	124,805
323,575	2.00%, 10/1/51, Pool #RA6076	265,690
139,082	3.00%, 11/1/51, Pool #QD1240	123,034
466,578	2.00%, 11/1/51, Pool #RA6241	382,998
186,547	2.00%, 11/1/51, Pool #RA6302	152,675
1,912,671	3.00%, 12/1/51, Pool #SD8184	1,692,349
372,978	2.50%, 12/1/51, Pool #RA6434	320,055
94,235	2.50%, 12/1/51, Pool #RA6496	80,456
188,206	2.00%, 12/1/51, Pool #RA6510	154,915
1,112,805	2.50%, 12/1/51, Pool #RA6435	955,084
331,128	2.50%, 1/1/52, Pool #RA6622	283,288
285,227	2.00%, 2/1/52, Pool #RA6823	232,938
570,608	2.00%, 2/1/52, Pool #RA6820	465,717
241,416	3.50%, 3/1/52, Pool #RA6950	220,576
173,094	3.50%, 3/1/52, Pool #SD8202	157,565
618,958	3.00%, 3/1/52, Pool #RA6988	544,777
229,409	3.50%, 3/1/52, Pool #RA6949	210,061
1,055,044	2.50%, 4/1/52, Pool #QD9578	896,859
200,000	4.00%, 7/1/52, Pool #QE5611	188,444
399,999	3.00%, 7/1/52, Pool #QE5364	351,842

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation, continued
$99,251	5.00%, 11/1/52, Pool # SD1862	$100,632
299,261	5.00%, 12/1/52, Pool # SD1924	299,058

		15,050,825

Total U.S. Government Agency Mortgages (Cost $73,053,036)		68,062,423

U.S. Treasury Obligations (21.4%):
U.S. Treasury Bills (0.7%):
2,501,800	3.38%, 8/15/42	2,250,838

U.S. Treasury Bonds (9.9%):
2,566,000	1.13%, 5/15/40	1,618,184
7,103,000	1.75%, 8/15/41	4,897,741
1,600,000	2.00%, 11/15/41	1,151,250
11,313,000	3.00%, 2/15/47	9,324,387
18,386,000	2.00%, 8/15/51	12,146,251
3,222,000	1.88%, 11/15/51	2,060,066
2,100,000	2.25%, 2/15/52	1,474,922
600,000	2.88%, 5/15/52	485,156

		33,157,957

U.S. Treasury Notes (10.8%):
4,700,000	0.38%, 1/31/26	4,184,469
9,253,000	0.75%, 3/31/26	8,301,676
3,457,000	1.25%, 12/31/26	3,098,876
4,965,000	1.25%, 5/31/28	4,305,586
6,946,000	1.13%, 8/31/28	5,945,342
1,460,000	1.25%, 9/30/28	1,256,284
10,012,000	2.88%, 5/15/32	9,257,971

		36,350,204

Total U.S. Treasury Obligations (Cost $94,198,659)		71,758,999

Shares		Value
Short-Term Security Held as Collateral for Securities on Loan (0.7%):
2,283,733	BlackRock Liquidity FedFund, Institutional Class , 1.49%(d)(e)	2,283,733

Total Short-Term Security Held as Collateral for Securities on Loan (Cost $2,283,733)		2,283,733

Unaffiliated Investment Company (4.5%):
Money Markets (4.5%):
15,095,928	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 3.90%(e)	15,095,928

Total Unaffiliated Investment Company (Cost $15,095,928)		15,095,928

Total Investment Securities (Cost $411,369,626) — 107.8%(f)		362,100,784
Net other assets (liabilities) — (7.8)%		(26,316,943)

Net Assets — 100.0%		$335,783,841

GO—General Obligation

H15T1Y—1 Year Treasury Constant Maturity Rate

H15T5Y—5 Year Treasury Constant Maturity Rate

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

SOFR—Secured Overnight Financing Rate

TBA—To Be Announced Security

US0001M—1 Month US Dollar LIBOR

US0003M—3 Month US Dollar LIBOR

USSW5—USD 5 Year Swap Rate

See accompanying notes to the financial statements.

26

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2022

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2022. The total value of securities on loan as of December 31, 2022 was $2,190,133.

+	This security, in part or entirely, represents an unfunded loan commitment.

†	Represents less than 0.05%.

(a)	Security was valued using significant unobservable inputs as of December 31, 2022.

(b)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors.

(c)

The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at December 31, 2022.

(d)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2022.

(e)	The rate represents the effective yield at December 31, 2022.

(f)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts shown as “—“ are either 0 or round to less than 1.

Percentages indicated are based on net assets as of December 31, 2022.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total value of investments as of December 31, 2022:

Country	Percentage

Argentina	0.1%
Australia	0.2%
Brazil	— %†
Canada	0.6%
Cayman Islands	3.7%
Chile	0.1%
Colombia	— %†
Dominican Republic	0.4%
France	0.4%
Germany	0.4%
Guernsey	0.5%
Hong Kong	0.2%
Indonesia	0.1%
Ireland	0.6%
Italy	0.4%
Jersey	0.1%

Country	Percentage
Luxembourg	0.6%
Macau	— %†
Mexico	1.1%
Netherlands	0.5%
Qatar	0.1%
Saudi Arabia	0.1%
Spain	—%
Supranational	0.1%
Switzerland	0.4%
United Arab Emirates	0.1%
United Kingdom	0.9%
United States	88.3%
Zambia	— %†

100.0%

†	Represents less than 0.05%.

Securities Sold Short (0.0%):

At December 31, 2022, the Fund’s securities sold short were as follows:

Security Description	Coupon Rate	Maturity Date	Par Amount	Proceeds Received	Fair Value

U.S. Government Agency Mortgage
Federal National Mortgage Association
Federal National Mortgage Association, TBA	3.50%	1/25/53	$(150,000)	$(138,035)	$(136,523)

				$(138,035)	$(136,523)

See accompanying notes to the financial statements.

27

AZL Fidelity Institutional Asset Management Total Bond Fund

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investment securities, at cost	$411,369,626

Investment securities, at value(a)	$362,100,784
Cash	339
Interest and dividends receivable	3,390,555
Receivable for capital shares issued	38,101
Receivable for investments sold	856,495
Receivable for TBA investments sold	25,998,582
Prepaid expenses	1,366

Total Assets	392,386,222

Liabilities:
Payable for investments purchased	244,835
Payable for TBA investments purchased	53,677,509
Payable for capital shares redeemed	1,996
Payable for collateral received on loaned securities	2,283,733
Securities sold short (Proceeds received $138,035)	136,523
Management fees payable	145,007
Administration fees payable	23,513
Distribution fees payable	68,927
Custodian fees payable	1,732
Administrative and compliance services fees payable	938
Transfer agent fees payable	1,639
Trustee fees payable	2,342
Other accrued liabilities	13,687

Total Liabilities	56,602,381

Net Assets	$335,783,841

Net Assets Consist of:
Paid in capital	$385,147,792
Total distributable earnings	(49,363,951)

Net Assets	$335,783,841

Class 1
Net Assets	$16,552,849
Shares of beneficial interest (unlimited number of shares authorized, no par value)	1,972,947
Net Asset Value (offering and redemption price per share)	$8.39

Class 2
Net Assets	$319,230,992
Shares of beneficial interest (unlimited number of shares authorized, no par value)	36,730,154
Net Asset Value (offering and redemption price per share)	$8.69

(a)	Includes securities on loan of $2,190,133.

Statement of Operations

For the Year Ended December 31, 2022

Investment Income:
Interest	$12,716,102
Dividends	200,073
Income from securities lending	20,560

Total Investment Income	12,936,735

Expenses:
Management fees	1,877,415
Administration fees	135,276
Distribution fees — Class 2	893,284
Custodian fees	10,248
Administrative and compliance services fees	5,295
Transfer agent fees	12,053
Trustee fees	21,193
Professional fees	16,350
Shareholder reports	17,964
Other expenses	10,402

Total expenses	2,999,480

Net Investment Income/(Loss)	9,937,255

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities	(10,019,415)
Net realized gains/(losses) on securities sold short	(1,570)
Change in net unrealized appreciation/depreciation on securities	(57,360,055)
Change in net unrealized appreciation/depreciation on securities sold short	1,512

Net realized and Change in net unrealized gains/losses on investments	(67,379,528)

Change in Net Assets Resulting From Operations	$(57,442,273)

See accompanying notes to the financial statements.

28

AZL Fidelity Institutional Asset Management Total Bond Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021

Change In Net Assets:
Operations:
Net investment income/(loss)	$9,937,255	$9,068,641
Net realized gains/(losses) on investments	(10,020,985)	9,167,385
Change in unrealized appreciation/depreciation on investments	(57,358,543)	(16,702,827)

Change in net assets resulting from operations	(57,442,273)	1,533,199

Distributions to Shareholders:
Class 1	(974,029)	(1,066,245)
Class 2	(17,125,298)	(19,280,232)

Change in net assets resulting from distributions to shareholders	(18,099,327)	(20,346,477)

Capital Transactions:
Class 1
Proceeds from shares issued	253,242	1,261,069
Proceeds from dividends reinvested	974,029	1,066,245
Value of shares redeemed	(2,198,278)	(2,670,478)

Total Class 1 Shares	(971,007)	(343,164)

Class 2
Proceeds from shares issued	5,486,206	23,765,497
Proceeds from dividends reinvested	17,125,298	19,280,232
Value of shares redeemed	(56,817,482)	(36,684,713)

Total Class 2 Shares	(34,205,978)	6,361,016

Change in net assets resulting from capital transactions	(35,176,985)	6,017,852

Change in net assets	(110,718,585)	(12,795,426)
Net Assets:
Beginning of period	446,502,426	459,297,852

End of period	$335,783,841	$446,502,426

Share Transactions:
Class 1
Shares issued	27,965	118,697
Dividends reinvested	118,064	104,227
Shares redeemed	(238,277)	(254,331)

Total Class 1 Shares	(92,248)	(31,407)

Class 2
Shares issued	589,079	2,167,150
Dividends reinvested	2,002,959	1,822,328
Shares redeemed	(5,969,228)	(3,362,418)

Total Class 2 Shares	(3,377,190)	627,060

Change in shares	(3,469,438)	595,653

See accompanying notes to the financial statements.

29

AZL Fidelity Institutional Asset Management Total Bond Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2022	2021	2020	2019	2018

Class 1

Net Asset Value, Beginning of Period	$10.27	$10.73	$10.20	$9.54	$9.96

Investment Activities:
Net Investment Income/(Loss)	0.27 (a)	0.23 (a)	0.29 (a)	0.32 (a)	0.32
Net Realized and Unrealized Gains/(Losses) on Investments	(1.64)	(0.17)	0.63	0.69	(0.42)

Total from Investment Activities	(1.37)	0.06	0.92	1.01	(0.10)

Distributions to Shareholders From:
Net Investment Income	(0.27)	(0.31)	(0.39)	(0.35)	(0.32)
Net Realized Gains	(0.24)	(0.21)	—	—	—

Total Dividends	(0.51)	(0.52)	(0.39)	(0.35)	(0.32)

Net Asset Value, End of Period	$8.39	$10.27	$10.73	$10.20	$9.54

Total Return(b)	(13.20)%	0.59%	9.12%	10.57%	(1.00)%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$16,553	$21,203	$22,495	$22,823	$21,476
Net Investment Income/(Loss)	2.89%	2.21%	2.78%	3.17%	2.96%
Expenses Before Reductions(c)	0.56%	0.57%	0.58%	0.57%	0.56%
Expenses Net of Reductions	0.56%	0.57%	0.58%	0.57%	0.56%
Portfolio Turnover Rate(d)	24%	76%	71%	68%	38%

Class 2

Net Asset Value, Beginning of Period	$10.60	$11.06	$10.50	$9.81	$10.23

Investment Activities:
Net Investment Income/(Loss)	0.25 (a)	0.21 (a)	0.27 (a)	0.30 (a)	0.31
Net Realized and Unrealized Gains/(Losses) on Investments	(1.68)	(0.18)	0.65	0.71	(0.44)

Total from Investment Activities	(1.43)	0.03	0.92	1.01	(0.13)

Distributions to Shareholders From:
Net Investment Income	(0.24)	(0.28)	(0.36)	(0.32)	(0.29)
Net Realized Gains	(0.24)	(0.21)	—	—	—

Total Dividends	(0.48)	(0.49)	(0.36)	(0.32)	(0.29)

Net Asset Value, End of Period	$8.69	$10.60	$11.06	$10.50	$9.81

Total Return(b)	(13.37)%	0.31%	8.84%	10.28%	(1.25)%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$319,231	$425,299	$436,803	$470,864	$478,991
Net Investment Income/(Loss)	2.64%	1.96%	2.53%	2.92%	2.71%
Expenses Before Reductions(c)	0.81%	0.82%	0.83%	0.82%	0.81%
Expenses Net of Reductions	0.81%	0.82%	0.83%	0.82%	0.81%
Portfolio Turnover Rate(d)	24%	76%	71%	68%	38%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to the financial statements.

30

AZL Fidelity Institutional Asset Management Total Bond Fund

Notes to the Financial Statements

December 31, 2022

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Fidelity Institutional Asset Management Total Bond Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

On December 13, 2022, the Board unanimously approved a reorganization whereby the Fund will acquire all of the assets and liabilities of the AZL MetWest Total Return Bond Fund and costs related to the reorganization will be paid by the Manager.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the period, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. The Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the Fund will segregate or designate cash or liquid assets equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. The Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Short Sales

The Fund may engage in short sales against the box (i.e., where the Fund owns or has an unconditional right to acquire at no additional cost a security substantially similar to the security sold short) for hedging purposes to limit exposure to a possible market decline in the value of its portfolio securities. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may also incur an interest expense if a security that has been sold short has an interest payment. When the Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

31

AZL Fidelity Institutional Asset Management Total Bond Fund

Notes to the Financial Statements

December 31, 2022

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust.

This report does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred. All share classes have equal voting rights, except that voting with respect to matters that affect a single class is limited to shares of that class.

Bank Loans

The Fund may invest in bank loans, which generally have interest rates which are reset periodically by reference to a base lending rate plus a premium. These base rates are primarily the London-Interbank Offered Rate and, secondarily, the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. Bank loans often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the anticipated or actual maturity may be considerably earlier than the stated maturity shown in the Schedule of Portfolio of Investments. All or a portion of any bank loans may be unfunded. The Fund reflects both the funded portion of a bank loan, as well as its unfunded commitment in the Schedule of Portfolio Investments. The portfolio is obligated to fund any commitments at the borrower’s discretion. Therefore, the portfolio must have funds sufficient to cover its contractual obligation.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned on the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2022 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $2,045 during the year ended December 31, 2022. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $2,283,733 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2022. At December 31, 2022, there were no master netting provisions in the securities lending agreement.

TBA Purchase and Sale Commitments

The Fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The Fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the Fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the Fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the Fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral held, if any, by such counterparty. As of December 31, 2022, no collateral had been posted by the Fund to counterparties for TBAs.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2022, the Fund did not engage in any Rule 17a-7 transactions.

32

AZL Fidelity Institutional Asset Management Total Bond Fund

Notes to the Financial Statements

December 31, 2022

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with FIAM LLC (“FIAM”), FIAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Management fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2024.

For the year ended December 31, 2022, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL Fidelity Institutional Asset Management Total Bond Fund, Class 1	0.50%	0.70%
AZL Fidelity Institutional Asset Management Total Bond Fund, Class 2	0.50%	0.95%

*

The annual rate due to the Manager is 0.50% of the first $2.5 billion of the Fund’s net assets, 0.40% of the next $15 billion of the Fund’s net assets, and 0.37% on the Fund’s net assets over $17.5 billion.

Any amounts waived or reimbursed by the Manager with respect to the annual expense limit in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2022, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

Management fees, which the Manager may waive in order to maintain more competitive expense ratios, are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations, as applicable. During the year ended December 31, 2022, there were no such waivers.

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of combined average daily net assets of the Funds on the first $4 billion, 0.04% of combined average daily net assets of the Funds on the next $2 billion, 0.02% of combined average daily net assets of the Funds on the next $2 billion and 0.01% of combined average daily net assets over of the Funds $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable to Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are determined pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as

33

AZL Fidelity Institutional Asset Management Total Bond Fund

Notes to the Financial Statements

December 31, 2022

a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source in accordance with valuation procedures approved by the Board. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations have become unreliable or are not readily available as defined in Rule 2a-5 under the 1940 Act are valued in accordance with valuation procedures approved by the Board. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with valuation procedures approved by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. These procedures include the Fund’s use of a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The Board has designated the Manager to perform the Fund’s fair value determinations in accordance with valuation procedures approved by the Board. The effect of using fair value pricing is that the Fund’s NAV will be subject to the judgment of the Manager. The Manager’s fair valuation process is subject to the oversight of the Board.

The following is a summary of the valuation inputs used as of December 31, 2022 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3		Total

Common Stocks+	$402,550	$—	$350,845		$753,395
Preferred Stock+	86,544	—	—		86,544
Warrant+	1,197	—	—		1,197
Asset Backed Securities	—	7,195,586	—		7,195,586
Collateralized Mortgage Obligations	—	36,302,054	—		36,302,054
Convertible Bonds+	—	512,444	807,759		1,320,203
Bank Loans	—	663,269	—		663,269
Corporate Bonds+	—	124,450,661	—	#	124,450,661
Yankee Debt Obligations+	—	31,610,991	—		31,610,991
Municipal Bonds	—	2,515,801	—		2,515,801
U.S. Government Agency Mortgages	—	68,062,423	—		68,062,423
U.S. Treasury Obligations	—	71,758,999	—		71,758,999
Short-Term Security Held as Collateral for Securities on Loan	2,283,733	—	—		2,283,733
Unaffiliated Investment Company	15,095,928	—	—		15,095,928

Total Investment Securities	17,869,952	343,072,228	1,158,604		362,100,784

Securities Sold Short	—	(136,523)	—		(136,523)

Total Investments	$17,869,952	$342,935,705	$1,158,604		$361,964,261

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

#	Represents the interest in securities that were determined to have a value of zero at December 31, 2022.

5. Security Purchases and Sales

For the year ended December 31, 2022, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Fidelity Institutional Asset Management Total Bond Fund	$85,589,900	$126,210,546

For the year ended December 31, 2022, purchases and sales of long-term U.S. government securities were as follows:

	Purchases	Sales

AZL Fidelity Institutional Asset Management Total Bond Fund	$42,551,133	$84,056,202

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act.

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AZL Fidelity Institutional Asset Management Total Bond Fund

Notes to the Financial Statements

December 31, 2022

Whether a restricted security is illiquid is determined pursuant to guidelines established by the Trustees. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of December 31, 2022 are identified below.

Security	Acquisition Date(a)	Acquisition Cost	Shares or Principal Amount	Value	Percentage of Net Assets

Mesquite Energy, Inc., 15.00%, 7/15/23	7/10/20	$38,899	46,865	$298,652	0.09%
Mesquite Energy, Inc., 15.00%, 7/15/23	11/5/20	67,000	79,890	509,107	0.15%
Sanchez Energy Corp., 7.25%, 2/15/23, Callable 1/7/23 @ 100	10/30/18	376,933	408,000	—	0.00%

(a)	Acquisition date represents the initial purchase date of the security.

7. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk. The Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Fund.

Bank Loan Risk: There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.

Foreign Securities Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may impair or otherwise limit the ability to invest in, receive, hold or sell the securities of such companies.

Interest Rate Risk: Debt securities held by the Fund may decline in value due to rising interest rates. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

London Interbank Offering Rate (“LIBOR”) Risk: Certain investments held by the Fund may pay or receive interest at floating rates based on LIBOR. The United Kingdom Financial Conduct Authority ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. The transition away from LIBOR could result in increased volatility and uncertainty in markets tied to LIBOR. The elimination of LIBOR may adversely affect the market for, or value of, specific securities or payments linked to LIBOR rates, the availability or terms of borrowing or refinancing, or the effectiveness of hedging strategies. To the extent that the Fund’s investments have maturities which extend beyond the transition period, the applicable interest rates might be subject to change if there is a transition from the LIBOR reference rate. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor or SOFR) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

Mortgage-Related and Other Asset-Backed Securities Risk: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, investments in mortgage-related securities may cause the Fund to exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If the Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Short Sale Risk: The Fund may engage in short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

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AZL Fidelity Institutional Asset Management Total Bond Fund

Notes to the Financial Statements

December 31, 2022

7. Coronavirus (COVID-19) Pandemic

The global outbreak of the COVID-19 strain of the coronavirus has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may adversely impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objective(s).

8. Recent Regulatory Pronouncements

In December 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-06 “Reference Rate Reform (Topic 848)”. ASU No. 2022-06 updates and clarifies ASU No. 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of LIBOR and other interbank-offered reference rates. The temporary relief provided by ASU No. 2022-06 is effective immediately for certain reference rate related contract modifications that occur through December 31, 2024. Management does not expect ASU No. 2022-06 to have a material impact on the financial statements.

9. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2022 is $411,273,278. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$1,746,827
Unrealized (depreciation)	(51,055,844)

Net unrealized appreciation/(depreciation)	$(49,309,017)

As of the end of its tax year ended December 31, 2022, the Fund had capital loss carry forwards (“CLCFs”) as summarized in the table below. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset.

CLCFs not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total Amount

AZL Fidelity Institutional Asset Management Total Bond Fund	$5,836,668	$4,156,354	$9,993,022

The tax character of dividends paid to shareholders during the year ended December 31, 2022 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Fidelity Institutional Asset Management Total Bond Fund	$9,225,806	$8,873,521	$18,099,327

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2021, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Fidelity Institutional Asset Management Total Bond Fund	$13,753,916	$6,592,561	$20,346,477

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

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AZL Fidelity Institutional Asset Management Total Bond Fund

Notes to the Financial Statements

December 31, 2022

At December 31, 2022, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL Fidelity Institutional Asset Management Total Bond Fund	$9,938,088	$—	$(9,993,022)	$(49,309,017)	$(49,363,951)

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales and other miscellaneous differences.

10. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2022, the Fund had multiple shareholder accounts which are affiliated with the Manager representing ownership in excess of 70% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements, except as noted below.

The reorganization, as discussed in Note 1, whereby the Fund will acquire all of the assets and liabilities of the AZL MetWest Total Return Bond Fund, is expected to be completed on or about March 10, 2023.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL Fidelity Institutional Asset Management Total Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Fidelity Institutional Asset Management Total Bond Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 23, 2023

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2022, 0.05% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2022, the Fund declared net short-term capital gain distributions of $156,968.

During the year ended December 31, 2022, the Fund declared net long-term capital gain distributions of $8,873,521.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2024 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s) and certain competitor or “peer group” funds), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall-out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2022. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 14 and 21, 2022, and September 13, 2022, as well as in various other meetings preceding those meetings. Accordingly, the Advisory Contracts were approved by the Board at an in-person meeting on September 13, 2022. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2024. Additionally, at a subsequent meeting held December 13, 2022, the Board considered and approved a recommendation to reduce, through at least April 30, 2024, the management fee of the AZL FIAM Total Bond Fund.

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In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for others to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2022 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 14 and 21, 2022, and September 13, 2022, the Manager reported that for the one-year period ended December 31, 2021, nine Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40% of their respective Lipper peer groups. For the three-year period ended December 31, 2021, six Funds were in the top 40%, six were in the middle 20% and seven were in the bottom 40% of their respective Lipper peer groups. For the five-year period ended December 31, 2021, seven Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40% of their respective Lipper peer groups. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Five Funds, the AZL Russell 1000 Value Index Fund, AZL MSCI Emerging Markets Equity Index Fund, AZL Enhanced Bond Index Fund, AZL MetWest Total Return Bond Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Russell 1000 Value Index Fund and the AZL MSCI Emerging Markets Equity Index Fund in December 2021, of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund in February 2022, and of the AZL MetWest Total Return Fund in September 2021, to receive and review enhanced reporting on each Fund’s current investment strategy, process and outlook. As a result of these discussions, the Board understood that the underperformance of these Funds was primarily a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board considered that the Funds that are index funds seek to track their respective indices and do not take defensive positions under any market conditions, including in periods of market decline. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by low short-term interest rates during the periods measured.

The Board considered that the AZL DFA Five-Year Global Fixed Income Fund, which was in the bottom 40% for the three- and five-year periods, had shown improved relative performance in more recent periods.

At the Board meeting held September 13, 2022, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2022.

Thus, at the Board meeting held September 13, 2022, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2022, 18 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2021 for the 19 Funds was as follows: (1) 18 of the Funds had management fee rankings at or below the 65th percentile (with 14 Funds at or below the 50th percentile); and (2) for the AZL MSCI Global Equity Index Fund, it was determined that there was poor peer group comparability due to there being only one other fund in the category. In addition, the Board also considered that the AZL Enhanced Bond Index Fund ranked at the 63rd percentile in the bond index category, but that the Fund’s enhanced bond strategy lacks direct peers.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

42

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2019 through 2021. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. In considering profitability information, the Board considered the possible effect of any fall-out benefits to the Subadvisers and their affiliates. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds (other than AZL FIAM Multi-Strategy Fund, AZL FIAM Total Bond Fund, and AZL MSCI Global Equity Index Fund) do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of June 30, 2022, were approximately $14.8 billion, and that no single Fund had assets in excess of $2.5 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as Fund assets change. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

43

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the FOF Trust, and ETF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	50	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	50	Diamond Hill Funds (10 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	50	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	50	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019 - 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc. (a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	50	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	50	None

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	50	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.

(2)	Indefinite.

(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

44

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Associate General Counsel, Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the FOF Trust, 2014 to present, and the ETF Trust, 2020 to present.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.

(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

45

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1222 02/23

AZL® Gateway Fund

Annual Report

December 31, 2022

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 9

Statement of Operations Page 9

Statements of Changes in Net Assets Page 10

Financial Highlights Page 11

Notes to the Financial Statements Page 12

Report of Independent Registered Public Accounting Firm Page 17

Other Federal Income Tax Information Page 18

Other Information Page 19

Approval of Investment Advisory and Subadvisory Agreements Page 20

Information about the Board of Trustees and Officers Page 23

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Gateway Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Gateway Fund and Gateway Investment Advisers, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2022?*

The Fund’s total return for the year was (12.34)%. That compares to a (18.11)% total return for the S&P 500 Index, the Fund’s primary benchmark. The Fund’s performance reflects its low-volatility equity strategy, which seeks to reduce fluctuations in the portfolio’s value that may be caused by equity market volatility. In achieving its low-volatility objective, the Fund’s annualized standard deviation of daily returns for the year was 12.99% compared to 24.18% for the S&P 500 Index.1

The Fund seeks to capture a majority of long-term returns expected with equity market investments while also providing less risk as compared to the broad equity markets. To accomplish this goal, the Fund invests in a diversified portfolio of common stocks. In addition, the Fund sells index call options to lower volatility and generate cash flow; the Fund then uses a portion of this cash flow to purchase index put options, which helps mitigate any sharp, sudden price declines in the equity portfolio.

Investor worries over high inflation, the war in Ukraine, and rising interest rates pressured equity markets in 2022. As a result, the S&P 500 Index posted its fourth worst annual return of the last 85 years. The year also ranks as one of the most volatile on record. Realized volatility, as measured by the standard deviation2 of daily returns for the S&P 500 Index, was the eighth highest in the last 85 years. The U.S. Federal Reserve raised interest rates seven times during 2022, leaving the federal funds rate target at between 4.25% and 4.5% by the end of the year.

The Fund outperformed its primary benchmark for 2022 and achieved its risk objective by exhibiting significantly less risk than the equity market as measured by standard deviation of daily returns. The Fund’s downside risk-reducing options strategy generated gains that contributed to returns as markets experienced losses during the majority of the year.

Higher-than-normal implied volatility helped support the Fund’s relative returns as Fund managers took advantage of higher volatility priced into longer-dated call option contracts in deteriorating market conditions. Throughout 2022, the Fund’s two-part options strategy delivered equity market participation during the periods in which the equity market advanced and significant downside protection during market declines.

The Fund employs equity index options as part of its low-volatility strategy. These derivatives, along with the Fund’s overall strategy, worked as designed. Consistent with its investment objective, the measured risk of the Fund was lower than the U.S. equity market. In mitigating downside risk, the derivatives had an overall positive impact on the Fund’s return relative to its benchmark.

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2022.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

[2]

Standard deviation of returns measures the average a return series deviates from its mean. It is often used as a measure of risk. When a fund has a high standard deviation, the predicted range of performance implies greater volatility.

1

AZL® Gateway Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a broadly diversified portfolio of common stocks, while also selling index call options.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), real estate operating companies (REOCs), and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2022
	1 Year	3 Year	5 Year	10 Year
AZL® Gateway Fund	(12.34)%	1.48%	2.01%	3.75%
S&P 500® Index	(18.11)%	7.66%	9.42%	12.56%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Gateway Fund	1.12%

The above expense ratio is based on the current Fund prospectus dated April 29, 2022. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.25% through April 30, 2024. Additional information pertaining to the December 31, 2022 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index, an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, which is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Gateway Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Gateway Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL Gateway Fund	$1,000.00	$1,002.80	$5.60	1.11%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL Gateway Fund	$1,000.00	$1,019.61	$5.65	1.11%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Information Technology	25.6%

Health Care	15.5

Financials	11.1

Consumer Discretionary	9.6

Industrials	9.0

Consumer Staples	7.0

Communication Services	6.7

Energy	5.2

Utilities	3.2

Materials	2.5

Real Estate	2.3

Total Common Stocks	97.7

Unaffiliated Investment Company	2.7

Purchased Put Options	1.0

Total Investment Securities	101.4

Net other assets (liabilities)	(1.4)

Net Assets	100.0%

3

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks (97.7%):
Aerospace & Defense+ (1.7%):
2,605	Boeing Co. (The)*	$496,226
704	HEICO Corp.	108,163
1,640	L3harris Technologies, Inc.	341,464
9,028	Raytheon Technologies Corp.	911,106

		1,856,959

Air Freight & Logistics+ (0.7%):
555	FedEx Corp.	96,126
568	GXO Logistics, Inc.*	24,248
3,591	United Parcel Service, Inc., Class B	624,260
629	XPO Logistics, Inc.*	20,939

		765,573

Airlines+ (0.3%):
2,713	Alaska Air Group, Inc.*	116,496
11,608	JetBlue Airways Corp.*	75,220
2,475	United Airlines Holdings, Inc.*	93,308

		285,024

Auto Components+ (0.1%):
659	Autoliv, Inc.	50,466
1,865	Goodyear Tire & Rubber Co. (The)*	18,930

		69,396

Automobiles+ (1.3%):
19,487	Ford Motor Co.	226,634
6,475	General Motors Co.	217,819
8,451	Tesla, Inc.*	1,040,994

		1,485,447

Banks+ (3.5%):
4,184	Associated Banc-Corp.	96,609
34,939	Bank of America Corp.	1,157,180
12,799	JPMorgan Chase & Co.	1,716,346
410	Signature Bank	47,240
21,166	Wells Fargo & Co.	873,944

		3,891,319

Beverages+ (1.8%):
11,429	Keurig Dr Pepper, Inc.	407,558
3,501	Monster Beverage Corp.*	355,457
6,985	PepsiCo, Inc.	1,261,910

		2,024,925

Biotechnology+ (2.3%):
6,582	AbbVie, Inc.	1,063,717
129	Alnylam Pharmaceuticals, Inc.*	30,657
2,225	Amgen, Inc.	584,374
692	Biogen, Inc.*	191,629
426	BioMarin Pharmaceutical, Inc.*	44,087
294	Exact Sciences Corp.*	14,556
844	Ionis Pharmaceuticals, Inc.*	31,878
1,259	Moderna, Inc.*	226,141
451	Seagen, Inc.*	57,958
1,213	Vertex Pharmaceuticals, Inc.*	350,290

		2,595,287

Building Products+ (0.3%):
235	Carlisle Cos., Inc.	55,378
5,718	Carrier Global Corp.	235,867
357	Lennox International, Inc.	85,405

		376,650

Shares		Value
Common Stocks, continued
Capital Markets+ (2.6%):
682	Blackstone, Inc., Class A	$50,597
6,947	Charles Schwab Corp. (The)	578,407
481	FactSet Research Systems, Inc.	192,982
4,074	Intercontinental Exchange, Inc.	417,952
1,390	KKR & Co., Inc., Class A	64,524
293	LPL Financial Holdings, Inc.	63,338
7,751	Morgan Stanley	658,990
688	MSCI, Inc.	320,037
1,570	S&P Global, Inc.	525,856

		2,872,683

Chemicals+ (1.6%):
1,367	Ashland, Inc.	146,994
1,171	Celanese Corp.	119,723
5,563	Corteva, Inc.	326,993
4,853	Dow, Inc.	244,543
2,128	Eastman Chemical Co.	173,304
898	Ingevity Corp.*	63,255
2,694	LyondellBasell Industries NV, Class A	223,683
2,112	Mosaic Co. (The)	92,653
609	Nutrien, Ltd.	44,475
1,087	Olin Corp.	57,546
1,577	RPM International, Inc.	153,679
3,199	Valvoline, Inc.	104,447

		1,751,295

Commercial Services & Supplies+ (0.8%):
3,976	Copart, Inc.*	242,098
1,178	Waste Connections, Inc.	156,156
3,368	Waste Management, Inc.	528,372

		926,626

Communications Equipment+ (0.9%):
465	Ciena Corp.*	23,705
20,334	Cisco Systems, Inc.	968,712

		992,417

Construction Materials+ (0.2%):
782	Martin Marietta Materials, Inc.	264,293

Consumer Finance+ (0.5%):
2,123	Ally Financial, Inc.	51,907
3,031	Discover Financial Services	296,523
7,415	Synchrony Financial	243,657

		592,087

Containers & Packaging+ (0.4%):
876	Avery Dennison Corp.	158,556
1,000	Crown Holdings, Inc.	82,210
2,073	Sonoco Products Co.	125,852
2,157	Westrock Co.	75,840

		442,458

Distributors+ (0.3%):
1,753	Genuine Parts Co.	304,163

Diversified Consumer Services+ (0.1%):
1,149	Service Corp. International	79,442

Diversified Financial Services+ (2.1%):
7,098	Berkshire Hathaway, Inc., Class B*	2,192,572
2,150	Voya Financial, Inc.	132,204

		2,324,776

See accompanying notes to the financial statements.

4

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Diversified Telecommunication Services+ (0.9%):
5,251	Liberty Global plc, Class C*	$102,027
11,761	Lumen Technologies, Inc.	61,392
19,937	Verizon Communications, Inc.	785,518

		948,937

Electric Utilities+ (1.5%):
5,329	Alliant Energy Corp.	294,214
6,782	American Electric Power Co., Inc.	643,951
1,537	Constellation Energy Corp.	132,505
2,195	Evergy, Inc.	138,131
5,905	FirstEnergy Corp.	247,656
2,651	OGE Energy Corp.	104,847
8,112	PG&E Corp.*	131,901

		1,693,205

Electrical Equipment+ (0.6%):
2,943	Eaton Corp. plc	461,904
237	Generac Holdings, Inc.*	23,856
850	Hubbell, Inc.	199,478

		685,238

Electronic Equipment, Instruments & Components+ (0.7%):
1,598	CDW Corp.	285,371
6,358	Corning, Inc.	203,075
440	Teledyne Technologies, Inc.*	175,960
547	Zebra Technologies Corp., Class A*	140,256

		804,662

Energy Equipment & Services+ (0.5%):
11,765	Halliburton Co.	462,953
1,692	Helmerich & Payne, Inc.	83,872

		546,825

Entertainment+ (1.2%):
1,339	Live Nation Entertainment, Inc.*	93,382
1,836	Netflix, Inc.*	541,400
111	Roku, Inc.*	4,518
7,773	Walt Disney Co. (The)*	675,318

		1,314,618

Equity Real Estate Investment Trusts+ (2.3%):
2,277	American Tower Corp.	482,405
3,862	American Homes 4 Rent, Class A	116,401
1,436	Camden Property Trust	160,660
2,565	CubeSmart	103,241
2,981	Douglas Emmett, Inc.	46,742
2,308	Equity Lifestyle Properties, Inc.	149,097
4,178	Healthcare Realty Trust, Inc.	80,510
6,940	Invitation Homes, Inc.	205,701
1,058	Kilroy Realty Corp.	40,913
7,335	Medical Properties Trust, Inc.	81,712
3,442	National Retail Properties, Inc.	157,506
2,875	Prologis, Inc.	324,099
7,189	Sabra Health Care REIT, Inc.	89,359
1,102	Sun Communities, Inc.	157,586
4,534	UDR, Inc.	175,602
1,711	WP Carey, Inc.	133,715

		2,505,249

Shares		Value
Common Stocks, continued
Food & Staples Retailing+ (1.8%):
418	Casey’s General Stores, Inc.	$93,778
1,779	Costco Wholesale Corp.	812,113
4,575	Kroger Co. (The)	203,954
1,996	US Foods Holding Corp.*	67,904
5,571	Walmart, Inc.	789,912

		1,967,661

Food Products+ (1.2%):
1,028	Bunge, Ltd.	102,564
4,697	Hormel Foods Corp.	213,948
1,292	Lamb Weston Holdings, Inc.	115,453
11,503	Mondelez International, Inc., Class A	766,675
905	Post Holdings, Inc.*	81,685

		1,280,325

Gas Utilities+ (0.0%†):
1,211	UGI Corp.	44,892

Health Care Equipment & Supplies+ (3.2%):
7,535	Abbott Laboratories	827,268
3,051	Baxter International, Inc.	155,510
9,195	Boston Scientific Corp.*	425,453
2,451	Danaher Corp.	650,544
3,594	Edwards Lifesciences Corp.*	268,148
55	Insulet Corp.*	16,191
1,792	Intuitive Surgical, Inc.*	475,507
5,987	Medtronic plc	465,310
904	STERIS plc	166,960
405	Teleflex, Inc.	101,100

		3,551,991

Health Care Providers & Services+ (3.5%):
6,570	CVS Health Corp.	612,258
1,381	Elevance Health, Inc.	708,412
1,456	HCA Healthcare, Inc.	349,382
268	Molina Healthcare, Inc.*	88,499
3,723	UnitedHealth Group, Inc.	1,973,860
1,059	Universal Health Services, Inc., Class B	149,202

		3,881,613

Health Care Technology+ (0.1%):
568	Veeva Systems, Inc., Class A*	91,664

Hotels, Restaurants & Leisure+ (1.8%):
211	Booking Holdings, Inc.*	425,224
2,798	Hilton Grand Vacations, Inc.*	107,835
3,120	Hilton Worldwide Holdings, Inc.	394,243
3,323	McDonald’s Corp.	875,710
2,975	Melco Resorts & Entertainment, Ltd., ADR*	34,213
251	Vail Resorts, Inc.	59,826
4,006	Wendy’s Co. (The)	90,656

		1,987,707

Household Durables+ (0.3%):
41	NVR, Inc.*	189,116
2,068	Toll Brothers, Inc.	103,234

		292,350

Household Products+ (1.6%):
1,225	Clorox Co. (The)	171,904
10,789	Procter & Gamble Co. (The)	1,635,181

		1,807,085

See accompanying notes to the financial statements.

5

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Industrial Conglomerates+ (1.3%):
3,306	3M Co.	$396,455
3,497	General Electric Co.	293,014
3,546	Honeywell International, Inc.	759,908

		1,449,377

Insurance (2.3%):
9,635	Aflac, Inc.+	693,142
1,031	American Financial Group, Inc.+	141,536
1,688	Aon plc, Class A+	506,636
3,886	Arch Capital Group, Ltd.*+	243,963
3,063	Arthur J. Gallagher & Co.+	577,498
84	F&G Annuities & Life, Inc.*	1,681
1,245	Fidelity National Financial, Inc.+	46,837
2,562	Lincoln National Corp.+	78,705
50	Markel Corp.*+	65,874
441	RenaissanceRe Holdings, Ltd.+	81,245
3,962	Unum Group+	162,561

		2,599,678

Interactive Media & Services+ (4.0%):
9,322	Alphabet, Inc., Class A*	822,480
29,397	Alphabet, Inc., Class C*	2,608,396
810	Match Group, Inc.*	33,607
7,997	Meta Platforms, Inc., Class A*	962,359
670	ZoomInfo Technologies, Inc.*	20,173

		4,447,015

Internet & Direct Marketing Retail+ (2.4%):
29,736	Amazon.com, Inc.*	2,497,824
746	Etsy, Inc.*	89,356
58	MercadoLibre, Inc.*	49,082

		2,636,262

IT Services+ (4.7%):
2,482	Accenture plc, Class A	662,297
2,332	Automatic Data Processing, Inc.	557,021
525	Black Knight, Inc.*	32,419
772	Block, Inc.*	48,512
1,984	DXC Technology Co.*	52,576
267	EPAM Systems, Inc.*	87,507
3,223	Fidelity National Information Services, Inc.	218,680
634	Gartner, Inc.*	213,113
3,221	Mastercard, Inc., Class A	1,120,038
2,660	Paychex, Inc.	307,390
4,953	PayPal Holdings, Inc.*	352,753
1,201	Shopify, Inc., Class A*	41,687
156	Twilio, Inc., Class A*	7,638
1,176	VeriSign, Inc.*	241,597
6,174	Visa, Inc., Class A	1,282,710

		5,225,938

Leisure Products+ (0.0%†):
331	Polaris, Inc.	33,431

Life Sciences Tools & Services+ (1.1%):
2,514	Avantor, Inc.*	53,020
499	ICON plc*	96,931
868	Illumina, Inc.*	175,510
1,658	Thermo Fisher Scientific, Inc.	913,044

		1,238,505

Shares		Value
Common Stocks, continued
Machinery+ (2.0%):
2,720	Caterpillar, Inc.	$651,603
1,462	Cummins, Inc.	354,228
1,299	Deere & Co.	556,959
1,507	Parker-Hannifin Corp.	438,537
1,935	Pentair PLC	87,036
1,101	Timken Co.	77,808

		2,166,171

Media+ (0.7%):
18,347	Comcast Corp., Class A	641,595
582	Liberty Broadband Corp., Class C*	44,389
8,669	Sirius XM Holdings, Inc.	50,627

		736,611

Metals & Mining+ (0.3%):
491	Alcoa Corp.	22,326
2,982	Newmont Corp.	140,750
1,912	Southern Copper Corp.	115,466
794	Steel Dynamics, Inc.	77,574

		356,116

Mortgage Real Estate Investment Trusts (REITs)+ (0.0%†):
2,365	Annaly Capital Management, Inc.	49,854

Multiline Retail+ (0.4%):
1,768	Nordstrom, Inc.	28,536
2,484	Target Corp.	370,215

		398,751

Multi-Utilities+ (1.7%):
5,247	Ameren Corp.	466,563
5,781	Consolidated Edison, Inc.	550,987
5,693	Public Service Enterprise Group, Inc.	348,810
5,050	WEC Energy Group, Inc.	473,488

		1,839,848

Oil, Gas & Consumable Fuels+ (4.7%):
5,525	Cenovus Energy, Inc.	107,240
817	Cheniere Energy, Inc.	122,517
7,078	Chevron Corp.	1,270,430
7,217	ConocoPhillips	851,606
652	Enbridge, Inc.	25,493
2,045	EQT Corp.	69,182
15,763	Exxon Mobil Corp.	1,738,659
978	HF Sinclair Corp.	50,749
3,613	Occidental Petroleum Corp.	227,583
4,110	ONEOK, Inc.	270,027
2,069	Suncor Energy, Inc.	65,650
1,826	Targa Resources Corp.	134,211
1,744	Valero Energy Corp.	221,244

		5,154,591

Personal Products+ (0.0%†):
2,072	Herbalife Nutrition, Ltd.*	30,831

Pharmaceuticals+ (5.2%):
9,549	Bristol-Myers Squibb Co.	687,051
3,078	Eli Lilly & Co.	1,126,055
444	Horizon Therapeutics plc*	50,527
248	Jazz Pharmaceuticals plc*	39,509
9,538	Johnson & Johnson	1,684,888
9,791	Merck & Co., Inc.	1,086,311

See accompanying notes to the financial statements.

6

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Pharmaceuticals, continued
20,613	Pfizer, Inc.	$1,056,210

		5,730,551

Professional Services+ (0.3%):
820	Booz Allen Hamilton Holding Corp.	85,706
1,659	CoStar Group, Inc.*	128,208
1,006	ManpowerGroup, Inc.	83,709
817	TransUnion	46,365

		343,988

Real Estate Management & Development+ (0.0%†):
865	Zillow Group, Inc., Class C*	27,862

Road & Rail (0.9%):
1,878	Canadian Pacific Railway, Ltd.+	140,080
13,934	CSX Corp.+	431,675
789	JB Hunt Transport Services, Inc.+	137,570
809	Lyft, Inc., Class A*+	8,915
701	Old Dominion Freight Line, Inc.+	198,930
629	RXO, Inc.*	10,819
1,740	Uber Technologies, Inc.*+	43,030

		971,019

Semiconductors & Semiconductor Equipment+ (4.9%):
6,462	Advanced Micro Devices, Inc.*	418,544
2,821	Analog Devices, Inc.	462,729
2,601	Applied Materials, Inc.	253,285
1,642	Broadcom, Inc.	918,091
258	First Solar, Inc.*	38,646
15,805	Intel Corp.	417,726
2,546	Marvell Technology, Inc.	94,304
5,019	Micron Technology, Inc.	250,850
8,617	NVIDIA Corp.	1,259,288
4,387	Qualcomm, Inc.	482,307
1,753	Teradyne, Inc.	153,124
4,241	Texas Instruments, Inc.	700,698

		5,449,592

Software+ (8.2%):
1,990	Adobe, Inc.*	669,695
230	Aspen Technology, Inc.*	47,242
2,250	Cadence Design Systems, Inc.*	361,440
1,350	Ceridian HCM Holding, Inc.*	86,602
25,832	Microsoft Corp.	6,195,030
6,835	Oracle Corp.	558,693
666	Palo Alto Networks, Inc.*	92,934
3,508	Salesforce, Inc.*	465,126
876	ServiceNow, Inc.*	340,125

Shares		Value
Common Stocks, continued
Software, continued
366	SS&C Technologies Holdings, Inc.	$19,054
794	VMware, Inc., Class A*	97,471
458	Workday, Inc., Class A*	76,637
450	Zoom Video Communications, Inc., Class A*	30,483

		9,040,532

Specialty Retail+ (2.4%):
2,912	American Eagle Outfitters, Inc.	40,651
301	Burlington Stores, Inc.*	61,031
326	Dick’s Sporting Goods, Inc.	39,215
1,818	Foot Locker, Inc.	68,702
4,200	Home Depot, Inc. (The)	1,326,612
3,445	Lowe’s Cos., Inc.	686,382
447	O’Reilly Automotive, Inc.*	377,281
287	Williams-Sonoma, Inc.	32,982

		2,632,856

Technology Hardware, Storage & Peripherals+ (6.2%):
52,380	Apple, Inc.	6,805,733
1,086	Dell Technologies, Inc., Class C	43,679

		6,849,412

Textiles, Apparel & Luxury Goods+ (0.6%):
257	Lululemon Athletica, Inc.*	82,338
5,342	NIKE, Inc., Class B	625,067

		707,405

Tobacco+ (0.6%):
13,489	Altria Group, Inc.	616,582

Trading Companies & Distributors+ (0.1%):
679	GATX Corp.	72,205

Total Common Stocks (Cost $53,298,053)		108,109,825

Contracts		Value
Purchased Options (1.0%)^:
Total Purchased Options (Cost $1,632,278)		1,069,165

Shares		Value
Unaffiliated Investment Company (2.7%):
Money Markets (2.7%):
2,983,491	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 3.90%(a)	2,983,491

Total Unaffiliated Investment Company (Cost $2,983,491)		2,983,491

Total Investment Securities (Cost $57,913,822) — 101.4%(b)		112,162,481
Net other assets (liabilities) — (1.4)%		(1,517,249)

Net Assets — 100.0%		$110,645,232

Percentages indicated are based on net assets as of December 31, 2022.

ADR—American Depository Receipt

REIT—Real Estate Investment Trust

*	Non-income producing security.

^	See Options table below for more details.

+	All or a portion of this security has been pledged as collateral for outstanding call options written.

†	Represents less than 0.05%.

(a)	The rate represents the effective yield at December 31, 2022.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

7

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2022

Options Contracts

At December 31, 2022, the Fund’s exchange traded options purchased were as follows:

Description	Put/Call	Strike Price	Expiration Date	Contracts	Notional Amount(a)	Fair Value

S&P 500 Index	Put	3425.00 USD	2/20/23	40	$137,000	$63,800
S&P 500 Index	Put	3500.00 USD	2/20/23	40	140,000	95,200
S&P 500 Index	Put	3400.00 USD	3/17/23	40	136,000	124,000
S&P 500 Index	Put	3425.00 USD	3/17/23	38	130,150	130,150
S&P 500 Index	Put	3500.00 USD	3/17/23	41	143,500	187,575
S&P 500 Index	Put	3550.00 USD	3/17/23	40	142,000	220,800
S&P 500 Index	Put	3575.00 USD	3/17/23	41	146,575	247,640

Total (Cost $1,632,278)						$1,069,165

At December 31, 2022, the Fund’s exchange traded options written were as follows:

Description	Put/Call	Strike Price	Expiration Date	Contracts	Notional Amount(a)	Fair Value

S&P 500 Index	Call	3850.00 USD	1/20/23	31	$119,350	$(233,430)
S&P 500 Index	Call	4075.00 USD	1/20/23	32	130,400	(21,120)
S&P 500 Index	Call	4100.00 USD	1/20/23	31	127,100	(14,415)
S&P 500 Index	Call	3925.00 USD	1/31/23	31	121,675	(173,445)
S&P 500 Index	Call	3825.00 USD	2/20/23	31	118,575	(433,380)
S&P 500 Index	Call	3900.00 USD	2/20/23	31	120,900	(306,435)
S&P 500 Index	Call	3950.00 USD	2/20/23	31	122,450	(234,825)
S&P 500 Index	Call	3975.00 USD	2/20/23	31	123,225	(203,050)
S&P 500 Index	Call	3900.00 USD	3/17/23	31	120,900	(419,430)

Total (Premiums $3,267,549)						$(2,039,530)

(a)	Notional amount is expressed as the number of contracts multiplied by the strike price of the underlying asset.

Balances Reported in the Statement of Assets and Liabilities for Options Written

Value

Options Written	$(2,039,530)

See accompanying notes to the financial statements.

8

AZL Gateway Fund

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investment securities, at cost	$57,913,822

Investment securities, at value	112,162,481
Interest and dividends receivable	81,550
Receivable for investments sold	561,255
Reclaims receivable	1,747
Prepaid expenses	1,039

Total Assets	112,808,072

Liabilities:
Payable for capital shares redeemed	20,545
Written Options (Premiums received $3,267,549)	2,039,530
Management fees payable	76,127
Administration fees payable	2,848
Distribution fees payable	23,790

Total Liabilities	2,162,840

Net Assets	$110,645,232

Net Assets Consist of:
Paid in capital	$58,145,169
Total distributable earnings	52,500,063

Net Assets	$110,645,232

Shares of beneficial interest (unlimited number of shares authorized, no par value)	7,851,175
Net Asset Value (offering and redemption price per share)	$14.09

Statement of Operations

For the Year Ended December 31, 2022

Investment Income:
Dividends	$1,906,367
Interest	333
Foreign withholding tax	(1,699)

Total Investment Income	1,905,001

Expenses:
Management fees	977,673
Administration fees	33,683
Distribution fees	305,522
Custodian fees	5,117
Administrative and compliance services fees	1,757
Transfer agent fees	6,147
Trustee fees	7,021
Professional fees	5,462
Shareholder reports	3,892
Other expenses	3,820

Total expenses	1,350,094

Net Investment Income/(Loss)	554,907

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	9,374,155
Net realized gains/(losses) on written options contracts	7,539,629
Change in net unrealized appreciation/depreciation on securities and foreign currencies	(35,750,491)
Change in net unrealized appreciation/depreciation on written options contracts	1,396,504

Net realized and Change in net unrealized gains/losses on investments	(17,440,203)

Change in Net Assets Resulting From Operations	$(16,885,296)

See accompanying notes to the financial statements.

9

AZL Gateway Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021

Change In Net Assets:
Operations:
Net investment income/(loss)	$554,907	$401,273
Net realized gains/(losses) on investments	16,913,784	(180,532)
Change in unrealized appreciation/depreciation on investments	(34,353,987)	15,292,644

Change in net assets resulting from operations	(16,885,296)	15,513,385

Distributions to Shareholders:
Distributions	(392,433)	(927,444)

Change in net assets resulting from distributions to shareholders	(392,433)	(927,444)

Capital Transactions:
Proceeds from shares issued	4,738,589	7,578,785
Proceeds from dividends reinvested	392,433	927,444
Value of shares redeemed	(19,618,083)	(25,065,408)

Change in net assets resulting from capital transactions	(14,487,061)	(16,559,179)

Change in net assets	(31,764,790)	(1,973,238)
Net Assets:
Beginning of period	142,410,022	144,383,260

End of period	$110,645,232	$142,410,022

Share Transactions:
Shares issued	314,037	501,529
Dividends reinvested	28,152	59,490
Shares redeemed	(1,318,473)	(1,614,036)

Change in shares	(976,284)	(1,053,017)

See accompanying notes to the financial statements.

10

AZL Gateway Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated. Does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.)

	Year Ended December 31,
	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Period	$16.13	$14.61	$13.76	$12.54	$13.32

Investment Activities:
Net Investment Income/(Loss)	0.07 (a)	0.04 (a)	0.09 (a)	0.13 (a)	0.18
Net Realized and Unrealized Gains/(Losses) on Investments	(2.06)	1.58	0.91	1.22	(0.79)

Total from Investment Activities	(1.99)	1.62	1.00	1.35	(0.61)

Distributions to Shareholders From:
Net Investment Income	(0.05)	(0.10)	(0.15)	(0.13)	(0.17)

Total Dividends	(0.05)	(0.10)	(0.15)	(0.13)	(0.17)

Net Asset Value, End of Period	$14.09	$16.13	$14.61	$13.76	$12.54

Total Return(b)	(12.34)%	11.13%	7.30%	10.82%	(4.65)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$110,645	$142,410	$144,383	$150,961	$147,792
Net Investment Income/(Loss)	0.45%	0.27%	0.67%	1.01%	0.93%
Expenses Before Reductions(c)	1.11%	1.12%	1.12%	1.11%	1.10%
Expenses Net of Reductions	1.11%	1.12%	1.12%	1.11%	1.10%
Portfolio Turnover Rate	14%	11%	30%	19%	9%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

11

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2022

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services—Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Gateway Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

On December 13, 2022, the Board unanimously approved a reorganization whereby the AZL Fidelity Institutional Asset Management Multi-Strategy Fund will acquire all of the assets and liabilities of the Fund and costs related to the reorganization will be paid by the Manager.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance

12

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2022

Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust.

This report does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2022, the Fund did not engage in any Rule 17a-7 transactions.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Options Contracts

The Fund may purchase or write put and call options on a security or an index of securities. During the year ended December 31, 2022, the Fund purchased and wrote call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums.

Purchased Options Contracts — The Fund pays a premium which is included in “Investments, at value” on the Statement of Assets and Liabilities and marked to market to reflect the current value of the option when purchasing options. Premiums paid for purchasing options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain/loss on the transaction. The Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract.

Written Options Contracts — The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written when writing options. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and is required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value. For the year ended December 31, 2022, the monthly average notional amount for written options contracts was $1.2 million. Realized gains and losses are reported as “Net realized gains/(losses) on written options contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2022:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Value	Statement of Assets and Liabilities Location	Total Value
Equity Risk

Options Contracts	Purchased Options Contracts	$1,069,165	Written Options Contracts	$2,039,530

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2022:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized
Equity Risk

Purchased Options Contracts	Net realized gains/(losses) on securities and foreign currencies/ Change in net unrealized appreciation/depreciation on securities and foreign currencies	$(10,883)	$18,361

Written Options Contracts	Net realized gains/(losses) on written options contracts/ Change in net unrealized appreciation/depreciation on written options contracts	7,539,629	1,396,504

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Gateway Investment Advisers, LLC (“Gateway”), Gateway provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Management fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2024.

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AZL Gateway Fund

Notes to the Financial Statements

December 31, 2022

For the year ended December 31, 2022, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL Gateway Fund	0.80%	1.25%

Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2022, there were no remaining contractual reimbursements subject to be repayment by the Fund in subsequent years.

Management fees, which the Manager may waive in order to maintain more competitive expense ratios, are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations, as applicable. During the year ended December 31, 2022, there were no such waivers.

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of combined average daily net assets of the Funds on the first $4 billion, 0.04% of combined average daily net assets of the Funds on the next $2 billion, 0.02% of combined average daily net assets of the Funds on the next $2 billion and 0.01% of combined average daily net assets of the Funds over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are determined pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Options are generally valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, which are then typically categorized as Level 1 in the fair value hierarchy. For options where market quotations are not readily available, fair value procedures as described below may be applied.

Other assets and securities for which market quotations have become unreliable or are not readily available as defined in Rule 2a-5 under the 1940 Act are valued in accordance with valuation procedures approved by the Board. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with valuation procedures approved by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. These procedures include the Fund’s use of a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

14

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2022

The Board has designated the Manager to perform the Fund’s fair value determinations in accordance with valuation procedures approved by the Board. The effect of using fair value pricing is that the Fund’s NAV will be subject to the judgment of the Manager. The Manager’s fair valuation process is subject to the oversight of the Board.

The following is a summary of the valuation inputs used as of December 31, 2022 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total
Common Stocks+	$108,109,825	$—	$—	$108,109,825
Purchased Options	1,069,165	—	—	1,069,165
Unaffiliated Investment Company	2,983,491	—	—	2,983,491

Total Investment Securities	112,162,481	—	—	112,162,481

Other Financial Instruments:*
Written Options	(2,039,530)	—	—	(2,039,530)

Total Investments	$110,122,951	$—	$—	$110,122,951

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as written options.

5. Security Purchases and Sales

For the year ended December 31, 2022, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Gateway Fund	$17,015,699	$23,413,323

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk. The Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Fund.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

7. Coronavirus (COVID-19) Pandemic

The global outbreak of the COVID-19 strain of the coronavirus has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may adversely impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objective(s).

8. Recent Regulatory Pronouncements

In December 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-06 “Reference Rate Reform (Topic 848)”. ASU No. 2022-06 updates and clarifies ASU No. 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of LIBOR and other interbank-offered reference rates. The temporary relief provided by ASU No. 2022-06 is effective immediately for certain reference rate-related contract modifications that occur through December 31, 2024. Management does not expect ASU No. 2022-06 to have a material impact on the financial statements.

9. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

15

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2022

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2022 is $55,221,346. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$59,090,553
Unrealized (depreciation)	(4,188,948)

Net unrealized appreciation/(depreciation)	$54,901,605

As of the end of its tax year ended December 31, 2022, the Fund had capital loss carry forwards (“CLCFs”) as summarized in the table below. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset.

CLCFs not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total Amount

AZL Gateway Fund	$2,304,939	$—	$2,304,939

During the year ended December 31, 2022, the Fund utilized $18,387,137 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2022 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Gateway Fund	$392,433	$—	$392,433

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2021, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Gateway Fund	$927,444	$—	$927,444

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2022, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL Gateway Fund	$568,316	$—	$(2,304,939)	$54,236,686	$52,500,063

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation was attributable primarily to tax deferral of losses on wash sales, foreign currency gains or losses, mark-to-market of options contracts and other miscellaneous differences.

10. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2022, the Fund had multiple shareholder accounts which are affiliated with the Manager representing ownership in excess of 80% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements, except as noted below.

The reorganization, as discussed in Note 1, whereby the AZL Fidelity Institutional Asset Management Multi-Strategy Fund will acquire all of the assets and liabilities of the Fund, is expected to be completed on or about March 10, 2023.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL Gateway Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Gateway Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 23, 2023

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

17

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2022, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

18

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

19

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2024 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s) and certain competitor or “peer group” funds), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall-out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2022. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 14 and 21, 2022, and September 13, 2022, as well as in various other meetings preceding those meetings. Accordingly, the Advisory Contracts were approved by the Board at an in-person meeting on September 13, 2022. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2024. Additionally, at a subsequent meeting held December 13, 2022, the Board considered and approved a recommendation to reduce, through at least April 30, 2024, the management fee of the AZL FIAM Total Bond Fund.

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In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for others to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2022 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 14 and 21, 2022, and September 13, 2022, the Manager reported that for the one-year period ended December 31, 2021, nine Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40% of their respective Lipper peer groups. For the three-year period ended December 31, 2021, six Funds were in the top 40%, six were in the middle 20% and seven were in the bottom 40% of their respective Lipper peer groups. For the five-year period ended December 31, 2021, seven Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40% of their respective Lipper peer groups. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Five Funds, the AZL Russell 1000 Value Index Fund, AZL MSCI Emerging Markets Equity Index Fund, AZL Enhanced Bond Index Fund, AZL MetWest Total Return Bond Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Russell 1000 Value Index Fund and the AZL MSCI Emerging Markets Equity Index Fund in December 2021, of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund in February 2022, and of the AZL MetWest Total Return Fund in September 2021, to receive and review enhanced reporting on each Fund’s current investment strategy, process and outlook. As a result of these discussions, the Board understood that the underperformance of these Funds was primarily a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board considered that the Funds that are index funds seek to track their respective indices and do not take defensive positions under any market conditions, including in periods of market decline. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by low short-term interest rates during the periods measured.

The Board considered that the AZL DFA Five-Year Global Fixed Income Fund, which was in the bottom 40% for the three- and five-year periods, had shown improved relative performance in more recent periods.

At the Board meeting held September 13, 2022, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2022.

Thus, at the Board meeting held September 13, 2022, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2022, 18 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2021 for the 19 Funds was as follows: (1) 18 of the Funds had management fee rankings at or below the 65th percentile (with 14 Funds at or below the 50th percentile); and (2) for the AZL MSCI Global Equity Index Fund, it was determined that there was poor peer group comparability due to there being only one other fund in the category. In addition, the Board also considered that the AZL Enhanced Bond Index Fund ranked at the 63rd percentile in the bond index category, but that the Fund’s enhanced bond strategy lacks direct peers.

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The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2019 through 2021. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. In considering profitability information, the Board considered the possible effect of any fall-out benefits to the Subadvisers and their affiliates. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds (other than AZL FIAM Multi-Strategy Fund, AZL FIAM Total Bond Fund, and AZL MSCI Global Equity Index Fund) do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of June 30, 2022, were approximately $14.8 billion, and that no single Fund had assets in excess of $2.5 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as Fund assets change. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the FOF Trust, and ETF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	50	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	50	Diamond Hill Funds (10 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	50	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	50	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019-2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc. (a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	50	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	50	None

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	50	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.

(2)	Indefinite.

(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

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Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Associate General Counsel, Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the FOF Trust, 2014 to present, and the ETF Trust, 2020 to present.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.

(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

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The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1222 02/23

AZL® Government Money Market Fund

Annual Report

December 31, 2022

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 6

Statement of Operations Page 6

Statements of Changes in Net Assets Page 7

Financial Highlights Page 8

Notes to the Financial Statements Page 9

Report of Independent Registered Public Accounting Firm Page 13

Other Federal Income Tax Information Page 14

Other Information Page 15

Approval of Investment Advisory and Subadvisory Agreements Page 16

Information about the Board of Trustees and Officers Page 19

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Government Money Market Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Government Money Market Fund and BlackRock Advisors, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2022?*

For the year ended December 31, 2022, the AZL® Government Money Market Fund (the “Fund”) returned 0.77%. That compared to a 2.01% total return for its benchmark, the Three-Month U.S. Treasury Bill Index.1

The year under review began with a shift by the Federal Open Market Committee (FOMC) to a less accommodative interest rate policy as it sought to cool rising inflation. Consumer prices continued to rise as the year began, driven in part by ongoing supply chain issues and Russia’s invasion of Ukraine in late February.

Despite growing concerns of an economic recession and declining GDP growth in the U.S., the FOMC opted to raise short-term interest rates by 25 basis points at its March 2022 meeting. It was the first such increase since 2018.

Throughout the year, the FOMC remained focused on the consumer price appreciation present across all sectors of the U.S. economy. It announced another rate increase, this time of 50 basis points, at its May meeting. Inflation remained on the rise, however, peaking above 9% in June. The persistently high inflation ushered in a series of 75-basis-point increases throughout the summer and into the fall, with large rate hikes announced at the FOMC’s June, August, September, and November meetings. The FOMC closed out the year with a 50-basis-point increase at its December meeting.

In all, the FOMC raised interest rates by 425 basis points for the year under review, ending 2022 with the federal funds target rate set within a range of 4.25% and 4.50%.

The shift in monetary policy dominated the year for investors, as did concerns about the FOMC’s ability to avoid causing a recession as it sought to bring inflation under control. Against this policy backdrop during the first half of the year, the Fund selectively added longer-term securities that, at the time, we believed fairly compensated for expected additional rate hikes. Those select positions ultimately dragged on relative results, however, as the Fed’s unexpectedly aggressive rate hikes, which began in June, drove yields higher at a faster-than-expected pace.

In the latter half of the year, the Fund repositioned itself to target investments in overnight repurchase agreements and short-dated securities to fully capture the increase in yields that typically followed each FOMC meeting. This positioning added to relative results as the markets underpriced FOMC rate action.

The Fund did not hold derivatives during the period under review.

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2022.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® Government Money Market Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek current income consistent with stability of principal. The Fund seeks to achieve its objective by investing at least 99.5% of its total assets in cash, government securities (including U.S. Treasury bills, notes, and other obligations guaranteed as to principal and interest by the U.S. Government, its agencies, or instrumentalities), or repurchase agreements that are collateralized fully by cash or government securities.

Investment Concerns

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. Past performance is not predictive of future performance as yields on money market funds fluctuate daily.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2022
	1 Year	3 Year	5 Year	10 Year
AZL® Government Money Market Fund	0.77%	0.32%	0.67%	0.34%
Three-Month U.S. Treasury Bill Index	2.01%	0.80%	1.28%	0.78%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Government Money Market Fund	0.65%

The above expense ratio is based on the current Fund prospectus dated April 29, 2022. The Manager and the Fund have entered into a written agreement reducing the management fee to 0.34% through at least April 30, 2024. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.87% through April 30, 2024. Additional information pertaining to the December 31, 2022 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

Yield as of December 31, 2022
	7 Day Average	7 Day Effective	30 Day Average
AZL® Government Money Market Fund	3.28%	3.34%	3.07%

The Manager, the Distributor and the Fund have entered into a written agreement to waive, reimburse, or pay Fund expenses to the extent necessary in order to maintain a minimum daily net investment income for the Fund of 0.00%. The Distributor is also permitted to waive its Rule 12b-1 fees during such periods under this agreement. There is no guarantee the Fund will be able to avoid a negative yield. Such amounts waived, reimbursed or paid by the Manager and/ or the Distributor are subject to repayment to the Manager and/or the Distributor, subject to certain limitations as further described in Note 3 of the Notes to Financial Statements.

The 7-day yield quotation is as of December 31, 2022 and more closely reflects the current earnings of the Fund than the total return quotation.

The Fund’s performance is measured against the Three-Month U.S. Treasury Bill Index, which is an unmanaged index and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Government Money Market Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Government Money Market Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL Government Money Market Fund	$1,000.00	$1,007.60	$6.58	1.30%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL Government Money Market Fund	$1,000.00	$1,018.65	$6.61	1.30%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Repurchase Agreements	49.2%

U.S. Government Agency Mortgages	36.4

U.S. Treasury Obligations	9.6

Total Investment Securities	95.2

Net other assets (liabilities)	4.8

Net Assets	100.0%

3

AZL Government Money Market Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
U.S. Government Agency Mortgages (36.4%):
Federal Farm Credit Bank (7.7%)
$4,150,000	4.33%(SOFR+3bps), 1/12/23	$4,149,994
1,070,000	4.36%(SOFR+6bps), 1/20/23	1,070,000
1,290,000	4.32%(SOFR+4bps), 3/10/23	1,290,036
1,480,000	4.38%, 3/16/23(a)	1,466,858
3,240,000	4.32%(SOFR+2bps), 5/16/23	3,239,971
710,000	2.26%, 6/7/23	709,975
370,000	4.34%(SOFR+4bps), 7/12/23	369,990
1,420,000	4.33%(SOFR+3bps), 7/25/23	1,419,976
2,740,000	4.35%(SOFR+5bps), 8/22/23	2,740,000
1,870,000	4.35%(SOFR+5bps), 9/28/23	1,870,000
2,955,000	4.34%(SOFR+5bps), 10/16/23	2,955,000
3,435,000	4.36%(SOFR+6bps), 11/22/23	3,435,000
580,000	4.36%(SOFR+6bps), 1/10/24	580,000
3,825,000	4.34%(SOFR+5bps), 2/20/24	3,825,000
2,425,000	4.35%(SOFR+5bps), 5/9/24	2,425,000
1,040,000	4.40%(SOFR+10bps), 8/1/24	1,040,000
4,180,000	4.39%(SOFR+9bps), 8/26/24	4,180,000
2,885,000	4.44%(SOFR+14bps), 11/7/24	2,885,000

		39,651,800

Federal Home Loan Bank (28.7%)
10,100,000	4.31%(SOFR+1bps), 1/4/23	10,100,000
5,895,000	3.27%, 1/9/23	5,894,972
10,220,000	4.31%(SOFR+1bps), 1/17/23	10,220,000
16,575,000	4.31%(SOFR+1bps), 1/25/23	16,575,000
12,500,000	4.33%(SOFR+3bps), 2/3/23	12,500,000
5,000,000	4.36%(SOFR+6bps), 2/3/23	5,000,000
7,430,000	4.27%, 2/10/23(a)	7,394,996
2,410,000	3.46%, 2/10/23	2,409,874
3,835,000	2.08%, 2/13/23, Callable 1/13/23 @ 100.00	3,835,000
8,035,000	4.34%(SOFR+4bps), 2/13/23	8,035,000
5,080,000	4.34%(SOFR+4bps), 2/17/23	5,080,000
7,820,000	4.32%(SOFR+2bps), 3/2/23	7,820,000
7,200,000	4.33%(SOFR+3bps), 3/2/23	7,200,000
3,215,000	4.36%(SOFR+6bps), 3/10/23	3,215,000
9,100,000	4.32%(SOFR+2bps), 3/13/23	9,100,000
3,465,000	4.48%, 3/15/23(a)	3,433,874
5,915,000	4.31%(SOFR+1bps), 3/23/23	5,915,000
2,210,000	4.37%(SOFR+7bps), 3/27/23	2,210,000
785,000	4.37%(SOFR+7bps), 3/28/23	785,000
4,660,000	4.36%(SOFR+6bps), 4/10/23	4,660,000
10,400,000	4.36%(SOFR+6bps), 4/18/23	10,400,000
800,000	4.32%(SOFR+2bps), 5/2/23	800,000
3,040,000	4.39%(SOFR+9bps), 5/23/23	3,040,000
3,210,000	3.60%, 9/1/23	3,205,376

		148,829,092

Total U.S. Government Agency Mortgages (Cost $188,480,892)		188,480,892

U.S. Treasury Obligations (9.6%):
U.S. Treasury Bills (4.7%)
7,960,000	2.75%, 1/12/23(a)	7,953,494
2,345,000	0.64%, 1/26/23(a)	2,343,974
5,760,000	4.32%, 2/23/23(a)	5,733,427
6,825,000	3.58%, 3/16/23(a)	6,776,389
575,000	2.16%, 5/18/23(a)	570,405

Principal Amount		Value
U.S. Treasury Obligations, continued
U.S. Treasury Bills, continued
$1,080,000	4.57%, 11/30/23(a)	$1,036,368

		24,414,057

U.S. Treasury Notes (4.9%)
5,000,000	4.44%(USBMMY3M+5bps), 1/31/23	5,000,027
4,260,000	1.31%, 2/28/23(a)	4,268,789
9,565,000	2.02%, 2/28/23(a)	9,536,560
635,000	2.12%, 4/30/23(a)	630,918
1,260,000	2.19%, 5/15/23(a)	1,257,972
4,660,000	4.43%(USBMMY3M+4bps), 10/31/23	4,660,000

		25,354,266

Total U.S. Treasury Obligations (Cost $49,768,323)		49,768,323

Repurchase Agreements (49.2%):
25,000,000	Bank of Montreal, 4.25%, 1/3/23, (Purchased on 12/30/22, proceeds at maturity $25,011,806, Collateralized by U.S. Treasury Notes, 1.63% — 2.25%, 12/31/24 — 5/15/26, fair value of $25,500,087)	25,000,000
25,000,000	Bank of Nova Scotia, 4.25%, 1/3/23, (Purchased on 12/30/22, proceeds at maturity $25,011,806, Collateralized by U.S. Treasury Obligations, 0.88% — 3.38%, 5/31/23 — 11/15/48, fair value of $25,512,062)	25,000,000
32,000,000	BNP Paribas, 4.30%, 1/3/23, (Purchased on 12/30/22, proceeds at maturity $32,015,289, Collateralized by U.S. Government Agency Obligations, 0.38% — 6.50%, 7/15/27 — 12/20/52, fair value of $32,800,799)	32,000,000
30,000,000	Citigroup Global Markets, 4.30%, 1/3/23, (Purchased on 12/30/22, proceeds at maturity $30,014,333, Collateralized by U.S. Treasury Notes, 0.25% — 2.88%, 5/15/24 — 5/15/32, fair value of $30,600,042)	30,000,000
38,000,000	Mitsubishi UFJ Securities USA, Inc., 4.25%, 1/3/23, (Purchased on 12/30/22, proceeds at maturity $38,017,944, Collateralized by U.S. Treasury Obligations, 0.00% — 0.50%, 7/15/27 — 11/15/44, fair value of $38,760,003)	38,000,000
38,000,000	Morgan Stanley & Co., 4.30%, 1/3/23, (Purchased on 12/30/22, proceeds at maturity $38,018,156, Collateralized by U.S. Government Agency Obligations, 0.00% — 6.00%, 2/23/23 — 12/1/52, fair value of $38,903,789)	38,000,000
30,000,000	Natixis, 4.25%, 1/3/23, (Purchased on 12/30/22, proceeds at maturity $30,014,167, Collateralized by U.S. Treasury Notes, 1.50% — 2.50%, 8/15/23 — 1/31/27, fair value of $30,600,061)	30,000,000
22,000,000	Toronto Dominion Bank NY, 4.30%, 1/3/23, (Purchased on 12/30/22, proceeds at maturity $22,010,511, Collateralized by U.S. Government Agency Obligation, 4.50%, 9/20/52, fair value of $22,440,000)	22,000,000

See accompanying notes to the financial statements.

4

AZL Government Money Market Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Repurchase Agreements, continued
$14,000,000	Toronto Dominion Bank NY, 4.27%, 1/3/23, (Purchased on 12/30/22, proceeds at maturity $14,006,642, Collateralized by U.S. Treasury Notes, 0.25% — 2.88%, 1/31/23 — 4/30/29, fair value of $14,280,060)	$14,000,000

Total Repurchase Agreements (Cost $254,000,000)		254,000,000

Total Investment Securities (Cost $492,249,215) — 95.2%(b)		492,249,215
Net other assets (liabilities) — 4.8%		24,960,379

Net Assets — 100.0%		$517,209,594

Percentages indicated are based on net assets as of December 31, 2022.

SOFR—Secured Overnight Financing Rate

USBMMY3M—3 Month Treasury Bill Rate

(a)	The rate represents the effective yield at December 31, 2022.
(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

5

AZL Government Money Market Fund

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investment securities, at cost	$238,249,215

Investment securities, at value	$238,249,215
Repurchase agreements, at value/cost	254,000,000
Cash	582,422
Interest and dividends receivable	1,172,237
Receivable for capital shares issued	23,565,791
Prepaid expenses	4,638

Total Assets	517,574,303

Liabilities:
Management fees payable	239,907
Distribution fees payable	101,512
Custodian fees payable	861
Administrative and compliance services fees payable	1,440
Transfer agent fees payable	948
Trustee fees payable	3,598
Other accrued liabilities	16,443

Total Liabilities	364,709

Net Assets	$517,209,594

Net Assets Consist of:
Paid in capital	$517,193,301
Total distributable earnings	16,293

Net Assets	$517,209,594

Shares of beneficial interest (unlimited number of shares authorized, no par value)	517,193,423
Net Asset Value (offering and redemption price per share)	$1.00

Statement of Operations

For the Year Ended December 31, 2022

Investment Income:
Interest	$7,953,070

Total Investment Income	7,953,070

Expenses:
Management fees	1,704,916
Administration fees	54,621
Distribution fees	1,217,800
Custodian fees	7,031
Administrative and compliance services fees	7,029
Transfer agent fees	6,566
Trustee fees	28,372
Professional fees	22,898
Shareholder reports	17,431
Recoupment of prior expenses reimbursed by the Manager	1,189,766
Other expenses	13,633

Total expenses before reductions	4,270,063
Less Management fees contractually waived	(48,718)

Net expenses	4,221,345

Net Investment Income/(Loss)	3,731,725

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities	7,260

Net realized and Change in net unrealized gains/losses on investments	7,260

Change in Net Assets Resulting From Operations	$3,738,985

See accompanying notes to the financial statements.

6

AZL Government Money Market Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021

Change In Net Assets:
Operations:
Net investment income/(loss)	$3,731,725	$267
Net realized gains/(losses) on investments	7,260	8,732

Change in net assets resulting from operations	3,738,985	8,999

Distributions to Shareholders:
Distributions	(3,731,691)	(4,913)

Change in net assets resulting from distributions to shareholders	(3,731,691)	(4,913)

Capital Transactions:
Proceeds from shares issued	777,345,401	890,444,096
Proceeds from dividends reinvested	3,731,690	4,913
Value of shares redeemed	(803,770,501)	(958,627,851)

Change in net assets resulting from capital transactions	(22,693,410)	(68,178,842)

Change in net assets	(22,686,116)	(68,174,756)
Net Assets:
Beginning of period	539,895,710	608,070,466

End of period	$517,209,594	$539,895,710

Share Transactions:
Shares issued	777,345,400	890,444,096
Dividends reinvested	3,731,690	4,913
Shares redeemed	(803,770,501)	(958,627,850)

Change in shares	(22,693,411)	(68,178,841)

See accompanying notes to the financial statements.

7

AZL Government Money Market Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated. Does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.)

	Year Ended December 31,
	2022	2021		2020		2019	2018

Net Asset Value, Beginning of Period	$1.00	$1.00		$1.00		$1.00	$1.00

Investment Activities:
Net Investment Income/(Loss)	0.01 (a)	—	(a)(b)	—	(a)	0.01 (a)	0.01
Net Realized and Unrealized Gains/(Losses) on Investments	— (b)	—	(b)	—	(b)	— (b)	— (b)

Total from Investment Activities	0.01	—	(b)	—		0.01	0.01

Distributions to Shareholders From:
Net Investment Income	(0.01)	—	(b)	—	(b)	(0.01)	(0.01)

Total Dividends	(0.01)	—	(b)	—	(b)	(0.01)	(0.01)

Net Asset Value, End of Period	$1.00	$1.00		$1.00		$1.00	$1.00

Total Return(c)	0.77%	0.00%		0.21%		1.39%	1.01%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$517,210	$539,896		$608,070		$481,524	$453,175
Net Investment Income/(Loss)	0.77%	0.00	%(b)	0.18%		1.37%	1.00%
Expenses Before Reductions(d)	0.88%	0.65%		0.66%		0.88%	0.87%
Expenses Net of Reductions	0.87%	0.08	%(e)	0.35	%(e)	0.87%	0.87%

(a)	Calculated using the average shares method.

(b)	Represents less than $.005 or 0.005%.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(e)	The expense ratio for the period reflects the reduction of certain expenses to maintain a certain minimum yield.

See accompanying notes to the financial statements.

8

AZL Government Money Market Fund

Notes to the Financial Statements

December 31, 2022

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services - Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Government Money Market Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Repurchase Agreements

The Fund may invest in repurchase agreements with financial institutions such as member banks of the Federal Reserve System or from registered broker/dealers that the adviser deems creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. The seller under a repurchase agreement is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund’s custodian, another qualified sub-custodian, or in the Federal Reserve book-entry system. Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables under the MRA with collateral posted by the counterparty and create one net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly from the Fund. The net realized gains, if any, are declared and paid at least annually by the Fund. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust.

This report does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2022, the Fund did not engage in any Rule 17a-7 transactions.

9

AZL Government Money Market Fund

Notes to the Financial Statements

December 31, 2022

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Advisors, LLC (“BlackRock Advisors”), BlackRock Advisors provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Management fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2024.

For the year ended December 31, 2022, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL Government Money Market Fund	0.35%	0.87%

*

The Manager waived the management fee to 0.34% on all assets in order to maintain a more competitive expense ratio. The Manager reserves the right to increase the management fee to the amount shown in the table above (i.e., discontinue the waiver) at any time after April 30, 2024.

The Manager, the Distributor and the Fund have entered into a written agreement to waive, reimburse, or pay Fund expenses to the extent necessary in order to maintain a minimum daily yield for the Fund of 0.00%. The Distributor may waive its Rule 12b-1 fees under this agreement. There is no guarantee the Fund will avoid a negative yield. Such amounts waived, reimbursed, or paid by the Manager and/or the Distributor will be repaid to the Manager and/or the Distributor subject to the following limitations:

1.	The repayments will not cause the Fund’s net investment income to fall below 0.00%.

2.	The repayments must be made no later than three years after the end of the fiscal year in which the waiver, reimbursement, or payment took place.

3.	Any expense recovery paid by the Fund will not cause its expense ratio to exceed 0.87%.

The ability of the Manager and/or Distributor to receive such payments could negatively affect the Fund’s future yield. Amounts waived under this agreement during the year ended December 31, 2022 are reflected on the Statement of Operations as “Expenses waived/reimbursed by the Manager for minimum daily yield.”

At December 31, 2022, the reimbursements of voluntary minimum daily yield waivers subject to repayment by the Fund in subsequent years were as follows:

	Expires 12/31/2023	Expires 12/31/2024	Total

AZL Government Money Market Fund	$309,380	$2,758,972	$3,068,352

Any amounts contractually waived or reimbursed by the Manager with respect to the annual expense limit in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.”

Management fees, which the Manager may waive in order to maintain more competitive expense ratios, are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations, as applicable.

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of combined average daily net assets of the Funds on the first $4 billion, 0.04% of combined average daily net assets of the Funds on the next $2 billion, 0.02% of combined average daily net assets of the Funds on the next $2 billion and 0.01% of combined average daily net assets of the Funds over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

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AZL Government Money Market Fund

Notes to the Financial Statements

December 31, 2022

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

The Fund, which operates as a government money market fund, is eligible and has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the investment.

The following is a summary of the valuation inputs used as of December 31, 2022 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

U.S. Government Agency Mortgages	$—	$188,480,892	$—	$188,480,892
U.S. Treasury Obligations	—	49,768,323	—	49,768,323
Repurchase Agreements	—	254,000,000	—	254,000,000

Total Investment Securities	$—	$492,249,215	$—	$492,249,215

5. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk. The Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Fund.

Interest Rate Risk: Debt securities held by the Fund may decline in value due to rising interest rates. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Market Risk: The market price of securities owned by the underlying funds may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

Repurchase Agreement Risk: The Fund may invest in repurchase agreements as a principal strategy. There is a potential for loss to the Fund if the seller defaults and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. It is possible the fair value of the collateral securities could decline in value during the period in which the Fund seeks to assert its rights.

6. Coronavirus (COVID-19) Pandemic

The global outbreak of the COVID-19 strain of the coronavirus has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may adversely impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objective(s).

7. Recent Regulatory Pronouncements

In December 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-06 “Reference Rate Reform (Topic 848)”. ASU No. 2022-06 updates and clarifies ASU No. 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of LIBOR and other interbank-offered reference rates. The temporary relief provided by ASU No. 2022-06 is effective immediately for certain reference rate-related contract modifications that occur through December 31, 2024. Management does not expect ASU No. 2022-06 to have a material impact on the financial statements.

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

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AZL Government Money Market Fund

Notes to the Financial Statements

December 31, 2022

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2022 is $492,249,215. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$—
Unrealized (depreciation)	—

Net unrealized appreciation/(depreciation)	$—

The tax character of dividends paid to shareholders during the year ended December 31, 2022 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Government Money Market Fund	$3,731,691	$—	$3,731,691

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2021, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Government Money Market Fund	$4,913	$—	$4,913

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2022, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation	Total Accumulated Earnings/ (Deficit)

AZL Government Money Market Fund	$16,293	$—	$—	$—	$16,293

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2022, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 90% of the Fund. Investment activities of this shareholder could have a material impact to the Fund.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL Government Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Government Money Market Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 23, 2023

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

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Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2022, the Fund declared net short-term capital gain distributions of $8,999.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission each month on Form N-MFP. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov. The Fund makes portfolio holdings information available to shareholders on its website.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2024 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s) and certain competitor or “peer group” funds), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall-out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2022. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 14 and 21, 2022, and September 13, 2022, as well as in various other meetings preceding those meetings. Accordingly, the Advisory Contracts were approved by the Board at an in-person meeting on September 13, 2022. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2024. Additionally, at a subsequent meeting held December 13, 2022, the Board considered and approved a recommendation to reduce, through at least April 30, 2024, the management fee of the AZL FIAM Total Bond Fund.

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In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for others to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2022 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 14 and 21, 2022, and September 13, 2022, the Manager reported that for the one-year period ended December 31, 2021, nine Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40% of their respective Lipper peer groups. For the three-year period ended December 31, 2021, six Funds were in the top 40%, six were in the middle 20% and seven were in the bottom 40% of their respective Lipper peer groups. For the five-year period ended December 31, 2021, seven Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40% of their respective Lipper peer groups. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Five Funds, the AZL Russell 1000 Value Index Fund, AZL MSCI Emerging Markets Equity Index Fund, AZL Enhanced Bond Index Fund, AZL MetWest Total Return Bond Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Russell 1000 Value Index Fund and the AZL MSCI Emerging Markets Equity Index Fund in December 2021, of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund in February 2022, and of the AZL MetWest Total Return Fund in September 2021, to receive and review enhanced reporting on each Fund’s current investment strategy, process and outlook. As a result of these discussions, the Board understood that the underperformance of these Funds was primarily a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board considered that the Funds that are index funds seek to track their respective indices and do not take defensive positions under any market conditions, including in periods of market decline. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by low short-term interest rates during the periods measured.

The Board considered that the AZL DFA Five-Year Global Fixed Income Fund, which was in the bottom 40% for the three- and five-year periods, had shown improved relative performance in more recent periods.

At the Board meeting held September 13, 2022, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2022.

Thus, at the Board meeting held September 13, 2022, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2022, 18 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2021 for the 19 Funds was as follows: (1) 18 of the Funds had management fee rankings at or below the 65th percentile (with 14 Funds at or below the 50th percentile); and (2) for the AZL MSCI Global Equity Index Fund, it was determined that there was poor peer group comparability due to there being only one other fund in the category. In addition, the Board also considered that the AZL Enhanced Bond Index Fund ranked at the 63rd percentile in the bond index category, but that the Fund’s enhanced bond strategy lacks direct peers.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

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The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2019 through 2021. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. In considering profitability information, the Board considered the possible effect of any fall-out benefits to the Subadvisers and their affiliates. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds (other than AZL FIAM Multi-Strategy Fund, AZL FIAM Total Bond Fund, and AZL MSCI Global Equity Index Fund) do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of June 30, 2022, were approximately $14.8 billion, and that no single Fund had assets in excess of $2.5 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as Fund assets change. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

18

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the FOF Trust, and ETF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	50	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	50	Diamond Hill Funds (10 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	50	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	50	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019 - 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc. (a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	50	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	50	None

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	50	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.

(2)	Indefinite.

(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

19

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Associate General Counsel, Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the FOF Trust, 2014 to present, and the ETF Trust, 2020 to present.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.

(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

20

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1222 02/23

AZL® International Index Fund

Annual Report

December 31, 2022

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 14

Statement of Operations Page 14

Statements of Changes in Net Assets Page 15

Financial Highlights Page 16

Notes to the Financial Statements Page 17

Report of Independent Registered Public Accounting Firm Page 23

Other Federal Income Tax Information Page 24

Other Information Page 25

Approval of Investment Advisory and Subadvisory Agreements Page 26

Information about the Board of Trustees and Officers Page 29

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® International Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® International Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2022?*

For the year ended December 31, 2022, the AZL® International Index Fund (the “Fund”) returned (14.52)%. That compared to a (14.45)% total return for its benchmark, the MSCI EAFE Index (net of withholding taxes).1

The Fund seeks investment results, before fees, expenses, and fair value adjustments to its portfolio at the close of the New York Stock Exchange, that correspond to the performance of the MSCI EAFE Index (the “Index”). The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of international equity markets. It is an unmanaged, market capitalization-weighted index comprising stocks of large- and mid-cap stocks across developed markets in Europe, Australasia, and the Far East.

The year under review began with concern over rising inflation, a spike in commodity prices, and the financial and economic implications of the Russian invasion of Ukraine. Investor sentiment declined in the face of these challenges while global central banks focused on bringing inflation under control. The European Central Bank (ECB) announced it planned to end bond repurchasing by September 2022, while the Bank of England (BoE) raised rates 50 basis points in the first quarter of 2022.

Inflation continued to rise in the second quarter, along with growing fears of a recession. These fears weighed on developed market performance, with European countries directly affected by the reduced gas supply from Russia due to the war, which caused energy prices to spike. The BoE raised rates again in June 2022, while the ECB announced its first rate hike for 2022 in July. It also reaffirmed its commitment to end its asset purchasing efforts in the third quarter. For its part, the Bank of Japan (BoJ) maintained its accommodative monetary policies in the face of ongoing weakness in the yen.

In the third quarter, fears of a recession put pressure on developed equity markets, as did the hawkish tone from most central banks. In the eurozone, the intensifying energy crisis added fuel to geopolitical tensions and further weakened the euro. Inflation continued to rise, however, pushing the BoE and the ECB to raise rates again, although the latter chose not to end its bond repurchasing policy as planned. The BoJ left its interest rates unchanged once again.

Equity markets rallied at the start of the fourth quarter on the hopes that inflation had finally peaked and that central banks would ease their tightening policies. But in December, central banks reiterated their plans for further tightening, pushing markets lower. Both the ECB and BoE raised interest rates over the quarter, while the BoJ surprised markets with its own interest rate increase of 25 basis points. Japanese companies had reported strong earnings thanks to a weaker yen, and the country was dealing with its highest inflation in 40 years.

The energy sector was the only sector in the Index to post a positive performance during the reporting period. The information technology, consumer discretionary, and real estate sectors were the worst performing sectors.

The Fund underperformed its benchmark primarily due to the impacts of fair value adjustments and expenses incurred by the Fund.

The Fund uses exchange traded equity index futures for the purpose of efficient portfolio management, and these derivatives did not have a significant impact on the Fund’s return in 2022. Futures are not used for speculative or leveraged positions in the portfolio. Futures contracts are purchased to provide immediate market exposure proportionate to cash accruals and investable cash within the portfolio. Successful implementation of cash management and cash equitization techniques is critical to minimizing the potential impact of cash drag and ensure tight tracking to the benchmark.

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2022.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® International Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE® Index”) as closely as possible. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index, primarily futures contracts.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2022
	Inception Date	1 Year	3 Year	5 Year	10 Years	Since Inception
AZL® International Index Fund (Class 1 Shares)	10/17/2016	(14.25)%	0.76%	1.42%	—	4.97%
AZL® International Index Fund (Class 2 Shares)	5/1/2009	(14.52)%	0.49%	1.16%	4.07%	5.89%
MSCI EAFE Index (gross of withholding taxes)	5/1/2009	(14.01)%	1.34%	2.03%	5.16%	7.04%
MSCI EAFE Index (net of withholding taxes)	5/1/2009	(14.45)%	0.87%	1.54%	4.67%	6.55%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® International Index Fund (Class 1 Shares)	0.45%
AZL® International Index Fund (Class 2 Shares)	0.70%

The above expense ratios are based on the current Fund prospectus dated April 29, 2022. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.52% for Class 1 Shares and 0.77% for Class 2 Shares through April 30, 2024. Additional information pertaining to the December 31, 2022 expense ratios can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International, Europe, Australasia and Far East (MSCI EAFE) Index, which is an unmanaged free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “gross of withholding taxes” reflects the maximum possible reinvestment of dividends with no adjustment for withholding tax deductions or tax credits. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL International Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL International Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL International Index Fund, Class 1	$1,000.00	$1,059.50	$2.28	0.44%

AZL International Index Fund, Class 2	$1,000.00	$1,058.40	$3.58	0.69%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL International Index Fund, Class 1	$1,000.00	$1,022.99	$2.24	0.44%

AZL International Index Fund, Class 2	$1,000.00	$1,021.73	$3.52	0.69%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Financials	18.5%

Industrials	14.9

Health Care	13.5

Consumer Discretionary	10.9

Consumer Staples	10.4

Information Technology	7.8

Materials	7.7

Energy	4.9

Communication Services	4.5

Utilities	3.4

Real Estate	2.6

Total Common Stocks and Preferred Stocks	99.1

Short-Term Security Held as Collateral for Securities on Loan	1.3

Total Investment Securities	100.4

Net other assets (liabilities)	(0.4)

Net Assets	100.0%

3

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks (98.8%):
Aerospace & Defense (1.4%):
53,134	Airbus SE	$6,316,854
282,993	BAE Systems plc	2,924,164
2,166	Dassault Aviation SA	367,450
2,303	Elbit Systems, Ltd.	375,301
8,611	Kongsberg Gruppen ASA	365,917
4,822	MTU Aero Engines AG	1,043,527
750,647	Rolls-Royce Holdings plc*	840,239
30,541	Safran SA	3,815,958
151,200	Singapore Technologies Engineering, Ltd.	378,505
9,590	Thales SA	1,225,777

		17,653,692

Air Freight & Logistics (0.3%):
89,568	Deutsche Post AG	3,371,024
25,000	SG Holdings Co., Ltd.	348,552
26,400	Yamato Holdings Co., Ltd.	419,752

		4,139,328

Airlines (0.1%):
15,100	ANA Holdings, Inc.*	321,738
54,268	Deutsche Lufthansa AG*	450,915
12,270	Japan Airlines Co., Ltd.*	251,742
83,673	Qantas Airways, Ltd.*	336,814
115,850	Singapore Airlines, Ltd.^	477,528

		1,838,737

Auto Components (0.7%):
12,900	Aisin Sieki Co., Ltd.	343,651
51,900	Bridgestone Corp.	1,848,010
61,728	Cie Generale des Etablissements Michelin SCA	1,716,220
9,545	Continental AG	570,193
38,900	Denso Corp.	1,907,231
20,600	Koito Manufacturing Co., Ltd.	306,900
65,900	Sumitomo Electric Industries, Ltd.	747,663
13,000	Toyota Industries Corp.	708,880
17,882	Valeo SA	318,697

		8,467,445

Automobiles (2.7%):
29,605	Bayerische Motoren Werke AG (BMW)	2,642,023
72,250	Daimler AG, Registered Shares	4,740,625
10,242	Dr Ing hc F Porsche AG*	1,038,967
11,365	Ferrari NV	2,431,263
147,200	Honda Motor Co., Ltd.	3,366,117
52,100	Isuzu Motors, Ltd.	608,617
46,700	Mazda Motor Corp.	353,060
206,900	Nissan Motor Co., Ltd.	651,057
17,987	Renault SA*	599,208
197,452	Stellantis NV	2,798,810
55,400	Subaru Corp.	850,215
32,200	Suzuki Motor Corp.	1,036,133
951,530	Toyota Motor Corp.	13,006,675
2,783	Volkswagen AG	439,899
57,386	Volvo Car AB, Class B*^	262,323
26,300	Yamaha Motor Co., Ltd.	597,759

		35,422,751

Banks (9.7%):
34,118	ABN AMRO Group NV	471,161
99,531	AIB Group plc	383,605

Shares		Value
Common Stocks, continued
Banks, continued
266,879	ANZ Group Holdings, Ltd.*	$4,298,171
542,641	Banco Bilbao Vizcaya Argentaria SA	3,276,421
1,510,037	Banco Santander SA	4,521,668
114,094	Bank Hapoalim BM	1,030,747
135,795	Bank Leumi Le-Israel BM	1,133,570
92,631	Bank of Ireland Group plc	878,174
2,804	Banque Cantonale Vaudoise	269,379
1,428,562	Barclays plc	2,745,951
99,079	BNP Paribas SA	5,637,518
336,000	BOC Hong Kong Holdings, Ltd.	1,142,234
396,973	CaixaBank SA	1,558,009
50,300	Chiba Bank, Ltd. (The)	368,697
94,893	Commerzbank AG*	897,175
152,674	Commonwealth Bank of Australia	10,654,432
93,800	Concordia Financial Group, Ltd.	392,544
105,605	Credit Agricole SA	1,113,028
63,093	Danske Bank A/S	1,243,183
161,600	DBS Group Holdings, Ltd.	4,092,049
82,278	DNB Bank ASA	1,630,982
31,508	Erste Group Bank AG	1,004,571
54,182	Finecobank Banca Fineco SpA	902,844
70,200	Hang Seng Bank, Ltd.	1,162,415
1,791,676	HSBC Holdings plc	11,171,356
339,542	ING Groep NV	4,141,962
1,505,796	Intesa Sanpaolo SpA	3,358,937
117,795	Isreal Discount Bank	619,974
39,400	Japan Post Bank Co., Ltd.	338,584
22,777	KBC Group NV	1,462,241
6,084,772	Lloyds Banking Group plc	3,340,638
50,767	Mediobanca SpA	487,716
1,075,600	Mitsubishi UFJ Financial Group, Inc.	7,257,135
14,664	Mizrahi Tefahot Bank, Ltd.	475,721
215,663	Mizuho Financial Group, Inc.	3,048,587
283,777	National Australia Bank, Ltd.	5,749,209
482,703	NatWest Group PLC	1,540,527
299,061	Nordea Bank AB	3,200,080
306,299	Oversea-Chinese Banking Corp., Ltd.	2,779,927
198,987	Resona Holdings, Inc.	1,093,307
40,300	Shizuoka Financial Group, Inc.	323,962
144,896	Skandinaviska Enskilda Banken AB, Class A	1,668,419
71,320	Societe Generale	1,789,174
226,511	Standard Chartered plc	1,699,767
117,469	Sumitomo Mitsui Financial Group, Inc.	4,734,049
30,203	Sumitomo Mitsui Trust Holdings, Inc.	1,054,017
129,741	Svenska Handelsbanken AB, Class A	1,306,211
80,939	Swedbank AB, Class A	1,375,809
173,714	Unicredit SpA	2,469,904
108,073	United Overseas Bank, Ltd.	2,479,067
312,463	Westpac Banking Corp.	4,913,325

		124,688,133

Beverages (2.1%):
78,366	Anheuser-Busch InBev NV	4,710,551
41,500	Asahi Breweries, Ltd.	1,292,407
159,300	Budweiser Brewing Co. APAC, Ltd.	501,159
8,680	Carlsberg A/S, Class B	1,149,226
18,470	Coca-Cola European Partners plc	1,014,606
18,675	Coca-Cola HBC AG	445,661

See accompanying notes to the financial statements.

4

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Beverages, continued
47,617	David Campari-Milano NV	$482,540
204,309	Diageo plc	9,020,221
8,848	Heineken Holding NV	681,194
23,243	Heineken NV	2,183,405
4,600	ITO EN, Ltd.	167,861
72,100	Kirin Holdings Co., Ltd.	1,104,759
18,452	Pernod Ricard SA	3,626,401
2,253	Remy Cointreau SA	379,817
12,700	Suntory Beverage & Food, Ltd.	433,403
61,908	Treasury Wine Estates, Ltd.	571,919

		27,765,130

Biotechnology (1.0%):
4,897	Argenx SE*	1,845,040
43,222	CSL, Ltd.	8,426,011
5,897	Genmab A/S*	2,498,269
26,848	Grifols SA*	311,290
16,266	Swedish Orphan Biovitrum AB*	336,255

		13,416,865

Building Products (1.0%):
16,700	AGC, Inc.	553,308
89,572	ASSA Abloy AB, Class B	1,928,286
44,929	Cie de Saint-Gobain	2,205,421
22,200	Daikin Industries, Ltd.	3,415,536
3,222	Geberit AG, Registered Shares	1,526,160
13,496	Kingspan Group plc	726,565
24,300	Lixil Corp.	370,376
138,888	Nibe Industrier AB, Class B	1,299,460
817	ROCKWOOL A/S, Class B	192,763
12,900	TOTO, Ltd.	436,610
160,000	Xinyi Glass Holdings, Ltd.	297,479

		12,951,964

Capital Markets (2.6%):
87,482	3i Group plc	1,420,115
4,937	Amundi SA	280,483
17,465	ASX, Ltd.	800,742
318,467	Credit Suisse Group AG	957,081
121,000	Daiwa Securities Group, Inc.	536,491
183,236	Deutsche Bank AG	2,076,594
17,165	Deutsche Boerse AG	2,961,241
28,000	EQT AB	597,075
7,706	Euronext NV	571,123
5,295	Futu Holdings, Ltd., ADR*	215,242
32,892	Hargreaves Lansdown plc	340,820
108,493	Hong Kong Exchanges & Clearing, Ltd.	4,688,811
44,400	Japan Exchange Group, Inc.	641,784
19,344	Julius Baer Group, Ltd.	1,124,693
29,832	London Stock Exchange Group plc	2,573,478
32,851	Macquarie Group, Ltd.	3,728,586
262,100	Nomura Holdings, Inc.	975,707
2,055	Partners Group Holding AG	1,827,163
21,790	SBI Holdings, Inc.	417,835
63,588	Schroders PLC	334,190
73,500	Singapore Exchange, Ltd.	491,630
47,487	St. James Place plc	628,694
300,650	UBS Group AG	5,605,507

		33,795,085

Shares		Value
Common Stocks, continued
Chemicals (3.0%):
46,995	Air Liquide SA	$6,683,584
16,362	Akzo Nobel NV	1,091,616
5,093	Arkema SA	459,325
112,400	Asahi Kasei Corp.	798,836
82,947	BASF SE	4,117,251
9,119	Christian Hansen Holding A/S	657,527
21,010	Clariant AG	334,430
17,037	Covestro AG	666,447
12,204	Croda International plc	975,117
671	EMS-Chemie Holding AG	453,642
19,386	Evonik Industries AG	372,152
826	Givaudan SA, Registered Shares	2,518,934
64,507	ICL Group, Ltd.	465,843
15,179	Johnson Matthey plc	390,674
17,200	JSR Corp.	339,035
15,561	Koninklijke DSM NV	1,907,437
109,400	Mitsubishi Chemical Holdings Corp.	565,313
16,300	Mitsui Chemicals, Inc.	365,581
74,000	Nippon Paint Holdings Co., Ltd.	585,634
13,900	Nippon Sanso Holdings Corp.	200,244
10,600	Nissan Chemical Corp.	466,667
13,300	Nitto Denko Corp.	765,193
18,280	Novozymes A/S, Class B	928,466
10,146	OCI NV	362,004
40,418	Orica, Ltd.	412,919
33,700	Shin-Etsu Chemical Co., Ltd.	4,106,482
13,266	Sika AG	3,201,811
6,323	Solvay SA	640,811
138,500	Sumitomo Chemical Co., Ltd.	495,991
11,605	Symrise AG	1,262,357
120,500	Toray Industries, Inc.	669,021
23,300	Tosoh Corp.	276,504
19,106	Umicore SA	704,779
15,521	Yara International ASA	683,278

		38,924,905

Commercial Services & Supplies (0.4%):
125,286	Brambles, Ltd.	1,028,733
18,700	Dai Nippon Printing Co., Ltd.	374,949
221,969	Rentokil Initial plc	1,363,995
19,500	Secom Co., Ltd.	1,112,555
43,693	Securitas AB, Class B	363,925
21,700	TOPPAN, INC.	320,406

		4,564,563

Communications Equipment (0.3%):
489,315	Nokia OYJ	2,273,229
262,625	Telefonaktiebolaget LM Ericsson, Class B	1,538,877

		3,812,106

Construction & Engineering (0.8%):
20,051	ACS Actividades de Construccion y Servicios SA	574,428
21,607	Bouygues SA	648,117
7,273	Eiffage SA	717,057
43,699	Ferrovial SA	1,142,975
36,400	Kajima Corp.	423,491
58,500	Obayashi Corp.	442,340
49,500	Shimizu Corp.	263,751
32,096	Skanska AB, Class B	509,751

See accompanying notes to the financial statements.

5

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Construction & Engineering, continued
15,600	Taisei Corp.	$502,629
48,123	Vinci SA	4,805,601

		10,030,140

Construction Materials (0.5%):
68,093	CRH plc	2,695,596
13,132	HeidelbergCement AG	748,855
49,543	Holcim, Ltd.	2,555,483
40,937	James Hardie Industries SE	733,047

		6,732,981

Consumer Finance (0.0%†):
—	Isracard, Ltd.	1

Containers & Packaging (0.1%):
26,202	SIG Group AB	574,421
22,201	Smurfit Kappa Group plc	822,438

		1,396,859

Distributors (0.0%†):
2,056	D’ieteren Group	395,765

Diversified Consumer Services (0.0%†):
17,801	IDP Education, Ltd.	328,889

Diversified Financial Services (0.8%):
3,632	Eurazeo SE	226,672
9,456	EXOR NV*	690,161
9,157	Groupe Bruxelles Lambert SA	733,397
10,704	Industrivarden AB, Class A	261,055
13,871	Industrivarden AB, Class C	337,684
43,417	Investor AB	809,984
163,487	Investor AB, Class B	2,966,844
23,067	Kinnevik AB, Class B*	318,605
6,442	L E Lundbergforetagen AB	274,756
213,077	M&G plc	484,229
63,300	Mitsubishi HC Capital, Inc.	311,881
106,100	ORIX Corp.	1,711,103
1,465	Sofina SA	324,131
202,311	Standard Life Aberdeen plc	460,717
2,640	Wendel	247,389

		10,158,608

Diversified Telecommunication Services (1.8%):
197,570	Bezeq The Israeli Telecommunication Corp., Ltd.	341,334
624,234	BT Group plc	847,431
48,630	Cellnex Telecom SAU	1,616,990
290,782	Deutsche Telekom AG	5,799,249
13,416	Elisa OYJ	711,022
345,525	HKT Trust & HKT, Ltd.	422,356
28,351	Infrastrutture Wireless Italiane SpA	286,345
305,489	Koninklijke KPN NV	945,037
106,504	Nippon Telegraph & Telephone Corp.	3,040,522
180,605	Orange SA	1,795,571
739,400	Singapore Telecommunications, Ltd.	1,419,858
171,151	Spark New Zealand, Ltd.	586,466
2,289	Swisscom AG	1,253,156
761,503	Telecom Italia SpA*	176,910
87,057	Telefonica Deutschland Holding AG	214,468
459,423	Telefonica SA	1,663,644
60,426	Telenor ASA	565,611
231,763	Telia Co AB	593,480

Shares		Value
Common Stocks, continued
Diversified Telecommunication Services, continued
355,083	Telstra Corp., Ltd.	$964,026
9,884	United Internet AG, Registered Shares	199,806

		23,443,282

Electric Utilities (1.9%):
2,377	Acciona SA	437,125
1,966	BKW AG	268,328
55,400	Chubu Electric Power Co., Inc.	573,382
52,070	CK Infrastructure Holdings, Ltd.	272,566
146,000	CLP Holdings, Ltd.	1,065,393
243,578	EDP — Energias de Portugal SA	1,213,283
50,960	Electricite de France	654,532
2,922	Elia Group SA/NV	415,148
29,444	Endesa SA	555,513
729,162	Enel SpA	3,921,085
39,135	Fortum OYJ	651,811
199,000	HK Electric Investments, Ltd.	131,339
543,373	Iberdrola SA	6,355,199
60,300	Kansai Electric Power Co., Inc. (The)	585,427
61,309	Mercury NZ, Ltd.	216,315
152,435	Origin Energy, Ltd.	800,129
16,915	Orsted A/S	1,534,909
131,500	Power Assets Holdings, Ltd.	720,326
37,548	Red Electrica Corp SA	652,147
97,449	Scottish & Southern Energy plc	2,009,546
126,382	Terna SpA	935,317
141,400	Tokyo Electric Power Co. Holdings, Inc.*	510,593
5,869	Verbund AG, Class A	494,925

		24,974,338

Electrical Equipment (1.7%):
139,962	ABB, Ltd.	4,264,084
11,800	Fuji Electric Co., Ltd.	449,418
23,792	Legrand SA	1,915,398
172,600	Mitsubishi Electric Corp.	1,708,843
40,700	Nidec Corp.	2,119,856
23,019	Prysmian SpA	852,022
48,821	Schneider Electric SA	6,865,181
38,201	Siemens Energy AG	718,653
91,692	Vestas Wind Systems A/S	2,679,350

		21,572,805

Electronic Equipment, Instruments & Components (1.4%):
10,300	Azbil Corp.	260,861
34,714	Halma plc	829,302
12,900	Hamamatsu Photonics KK	620,636
176,245	Hexagon AB, Class B	1,853,667
2,714	Hirose Electric Co., Ltd.	339,541
9,300	Ibiden Co., Ltd.	338,853
17,480	Keyence Corp.	6,844,545
29,200	Kyocera Corp.	1,457,429
51,200	Murata Manufacturing Co., Ltd.	2,569,059
17,100	Omron Corp.	834,153
20,600	Shimadzu Corp.	587,649
34,200	TDK Corp.	1,110,677
22,100	Venture Corp., Ltd.	281,817
21,900	Yokogawa Electric Corp.	347,019

		18,275,208

See accompanying notes to the financial statements.

6

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Energy Equipment & Services (0.1%):
44,339	Tenaris SA	$778,017

Entertainment (0.9%):
82,040	Bollore, Inc.	459,688
15,700	Capcom Co., Ltd.	503,597
61,516	Embracer Group AB*^	278,230
11,960	Koei Tecmo Holdings Co., Ltd.	215,593
8,600	Konami Holdings Corp.	391,123
43,700	Nexon Co., Ltd.	974,944
99,600	Nintendo Co., Ltd.	4,171,446
32,359	Sea, Ltd., ADR*	1,683,639
8,000	Square Enix Holdings Co., Ltd.	371,490
9,200	Toho Co., Ltd.	356,060
8,761	UbiSoft Entertainment SA*	248,645
65,325	Universal Music Group NV	1,576,667
65,985	Vivendi Universal SA	631,326

		11,862,448

Equity Real Estate Investment Trusts (REITs) (1.2%):
71,275	British Land Co. plc	340,736
301,983	CapitaLand Ascendas REIT	618,415
481,113	CapitaLand Mall Trust	733,756
4,592	Covivio	273,384
206	Daiwahouse Residential Investment Corp.	459,849
90,412	Dexus	475,171
4,333	Gecina SA	441,403
394	GLP J-REIT	453,369
152,036	Goodman Group	1,785,814
181,051	GPT Group	517,002
588	Japan Metropolitan Fund Invest	467,396
116	Japan Real Estate Investment Corp.	508,127
20,015	Klepierre	462,890
67,234	Land Securities Group plc	505,551
188,100	Link REIT (The)	1,381,208
323,434	Mapletree Logistics Trust	384,432
182,400	Mapletree Pan Asia Commercial Trust	227,676
333,781	Mirvac Group	483,420
141	Nippon Building Fund, Inc.	629,765
184	Nippon Prologis REIT, Inc.	430,989
387	Nomura Real Estate Master Fund, Inc.	480,681
467,335	Scentre Group	908,510
107,502	Segro plc	993,593
223,911	Stockland	552,764
10,831	Unibail-Rodamco-Westfield*^	565,073
351,082	Vicinity Centres	477,582
14,324	Warehouses De Pauw CVA	409,531

		15,968,087

Food & Staples Retailing (1.3%):
58,000	AEON Co., Ltd.	1,221,069
52,159	Carrefour SA	872,605
120,704	Coles Group, Ltd.	1,366,641
117,755	Endeavour Group, Ltd.	511,274
13,849	HelloFresh SE*	303,574
155,527	J Sainsbury plc	408,173
26,690	Jeronimo Martins SGPS SA	577,035
25,562	Kesko Oyj, Class B	565,568
13,900	Kobe Bussan Co., Ltd.	401,296
94,206	Koninklijke Ahold Delhaize NV	2,706,519

Shares		Value
Common Stocks, continued
Food & Staples Retailing, continued
54,985	Ocado Group plc*	$413,684
67,700	Seven & I Holdings Co., Ltd.	2,896,537
667,295	Tesco plc	1,808,829
9,400	Welcia Holdings Co., Ltd.	218,993
109,158	Woolworths Group, Ltd.	2,492,184

		16,763,981

Food Products (3.3%):
41,100	Ajinomoto Co., Inc.	1,253,381
33,925	Associated British Foods plc	646,185
309	Barry Callebaut AG, Registered Shares	612,370
9	Chocoladefabriken Lindt & Spruengli AG	927,177
57,380	Danone SA	3,022,572
7,602	JDE Peet’s NV	219,698
14,563	Kerry Group plc, Class A	1,313,939
12,700	Kikkoman Corp.	671,414
92	Lindt & Spruengli AG	937,782
10,252	Meiji Holdings Co., Ltd.	526,526
35,726	Mowi ASA	610,726
246,750	Nestle SA	28,503,750
19,545	Nisshin Seifun Group, Inc.	245,065
5,900	Nissin Foods Holdings Co., Ltd.	467,201
70,114	Orkla ASA, Class A	507,201
5,672	Salmar ASA	223,314
769,797	WH Group, Ltd.	447,875
174,600	Wilmar International, Ltd.	544,087
11,100	Yakult Honsha Co., Ltd.	723,969

		42,404,232

Gas Utilities (0.4%):
103,955	APA Group	760,951
22,895	Enagas SA	380,601
993,135	Hong Kong & China Gas Co., Ltd.	944,264
11,581	Naturgy Energy Group SA	301,202
34,500	Osaka Gas Co., Ltd.	558,094
182,141	Snam SpA	884,205
34,900	Tokyo Gas Co., Ltd.	686,198

		4,515,515

Health Care Equipment & Supplies (2.1%):
44,909	Alcon, Inc.	3,085,386
17,500	Asahi Intecc Co., Ltd.	288,440
3,676	BioMerieux	386,517
3,661	Carl Zeiss Meditec AG	462,004
5,789	Cochlear, Ltd.	803,595
10,731	Coloplast A/S, Class B	1,257,554
7,748	Demant A/S*	215,487
2,417	DiaSorin SpA	338,641
26,030	EssilorLuxottica SA	4,739,287
51,659	Fisher & Paykel Healthcare Corp., Ltd.	735,069
20,226	Getinge AB, Class B	421,399
32,700	Hoya Corp.	3,164,377
80,756	Koninklijke Philips NV	1,211,914
109,000	Olympus Corp.	1,926,945
2,202	Sartorius AG	870,669
25,339	Siemens Healthineers AG	1,267,427
76,825	Smith & Nephew plc	1,026,146
4,807	Sonova Holding AG	1,144,073
10,175	Straumann Holding AG, Class R	1,152,561

See accompanying notes to the financial statements.

7

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
15,500	Sysmex Corp.	$944,254
58,100	Terumo Corp.	1,643,251

		27,084,996

Health Care Providers & Services (0.3%):
10,391	Amplifon SpA	310,366
17,827	Fresenius Medical Care AG & Co., KGaA	583,005
37,425	Fresenius SE & Co. KGaA	1,052,798
17,176	Ramsay Health Care, Ltd.	759,025
41,271	Sonic Healthcare, Ltd.	841,294

		3,546,488

Health Care Technology (0.1%):
40,200	M3, Inc.	1,095,261

Hotels, Restaurants & Leisure (1.4%):
14,861	Accor SA*	369,176
54,303	Aristocrat Leisure, Ltd.	1,121,176
158,765	Compass Group plc	3,667,794
52,885	Entain plc	847,761
16,267	Evolution AB	1,589,573
14,886	Flutter Entertainment plc*	2,039,456
197,000	Galaxy Entertainment Group, Ltd.	1,304,511
516,457	Genting Singapore, Ltd.	368,644
16,565	InterContinental Hotels Group plc	953,257
9,051	La Francaise des Jeux SAEM	363,573
196,452	Lottery Corp., Ltd. (The)*	598,617
7,029	McDonald’s Holdings Co., Ltd.	267,488
18,200	Oriental Land Co., Ltd.	2,651,912
212,332	Sands China, Ltd.*	703,490
7,642	Sodexo SA	730,951
19,102	Whitbread plc	594,121

		18,171,500

Household Durables (1.1%):
94,382	Barratt Developments plc	453,115
9,461	Berkeley Group Holdings plc	430,681
18,646	Electrolux AB, Class B^	252,500
11,900	Iida Group Holdings Co., Ltd.	179,899
6,700	Open House Co., Ltd.	243,062
199,600	Panasonic Holdings Corp.	1,671,756
26,735	Persimmon plc	394,555
2,415	SEB SA	202,965
34,500	Sekisui Chemical Co., Ltd.	480,144
56,100	Sekisui House, Ltd.	992,334
16,000	Sharp Corp.^	115,180
113,600	Sony Group Corp.	8,663,991
299,279	Taylor Wimpey plc	368,850

		14,449,032

Household Products (0.6%):
54,943	Essity AB, Class B	1,442,936
9,738	Henkel AG & Co. KGaA	627,959
64,295	Reckitt Benckiser Group plc	4,471,990
36,000	Unicharm Corp.	1,380,714

		7,923,599

Independent Power and Renewable Electricity Producers (0.1%):
6,129	Corp ACCIONA Energias Renovables SA	236,838
24,696	EDP Renovaveis SA	545,850
123,351	Meridian Energy, Ltd.	407,556

		1,190,244

Shares		Value
Common Stocks, continued
Industrial Conglomerates (1.6%):
244,744	CK Hutchison Holdings, Ltd.	$1,469,365
9,292	DCC plc	458,615
86,620	Hitachi, Ltd.	4,359,803
12,438	Investment AB Latour, Class B	236,255
9,200	Jardine Cycle & Carriage, Ltd.	196,607
13,800	Jardine Matheson Holdings, Ltd.	701,699
136,400	Keppel Corp., Ltd.	740,081
19,705	Lifco AB, Class B	328,178
375,201	Melrose Industries plc	609,839
3,869	Rheinmetall AG	770,536
68,488	Siemens AG	9,504,277
33,896	Smiths Group plc	653,356
34,300	Toshiba Corp.	1,202,493

		21,231,104

Insurance (5.4%):
15,361	Admiral Group plc	396,926
157,912	Aegon NV	800,949
14,998	Ageas NV	667,196
1,075,400	AIA Group, Ltd.	11,848,369
36,791	Allianz SE+	7,909,903
99,499	Assicurazioni Generali SpA	1,766,788
252,412	Aviva plc	1,345,106
168,666	AXA SA	4,700,176
3,908	Baloise Holding AG	603,828
87,100	Dai-ichi Life Holdings, Inc.	1,978,212
19,206	Gjensidige Forsikring ASA	377,363
5,479	Hannover Rueck SE	1,089,011
229,877	Insurance Australia Group, Ltd.	742,786
211,600	Japan Post Holdings Co., Ltd.	1,784,178
19,500	Japan Post Insurance Co., Ltd.	343,231
530,811	Legal & General Group plc	1,602,786
233,167	Medibank Private, Ltd.	464,816
39,311	MS&AD Insurance Group Holdings, Inc.	1,258,380
12,526	Muenchener Rueckversicherungs-Gesellschaft AG	4,072,422
24,342	NN Group NV	994,018
65,334	Phoenix Group Holdings plc	481,045
49,390	Poste Italiane SpA	481,581
245,435	Prudential PLC	3,320,675
135,506	QBE Insurance Group, Ltd.	1,237,532
42,823	Sampo Oyj, Class A	2,238,823
27,725	Sompo Holdings, Inc.	1,231,254
115,102	Suncorp Group, Ltd.	943,643
2,780	Swiss Life Holding AG	1,435,460
27,279	Swiss Re AG	2,559,730
45,336	T&D Holdings, Inc.	652,605
165,200	Tokio Marine Holdings, Inc.	3,536,905
31,291	Tryg A/S	742,306
13,500	Zurich Insurance Group AG	6,453,062

		70,061,065

Interactive Media & Services (0.2%):
25,768	Adevinta ASA*	170,409
82,344	Auto Trader Group plc	513,740
13,000	Kakaku.com, Inc.	209,123
4,710	REA Group, Ltd.	354,601
7,342	Scout24 AG	368,831
28,451	Seek, Ltd.	404,947
234,400	Z Holdings Corp.	592,673

		2,614,324

See accompanying notes to the financial statements.

8

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Internet & Direct Marketing Retail (0.6%):
14,920	Delivery Hero SE*	$714,677
17,726	Just Eat Takeaway*	377,409
74,327	Prosus NV	5,102,227
80,900	Rakuten, Inc.	367,240
19,666	Zalando SE*	697,081
10,300	ZOZO, Inc.	255,770

		7,514,404

IT Services (1.4%):
1,948	Adyen NV*	2,695,290
40,587	Amadeus IT Group SA*	2,092,776
6,832	Bechtle AG	241,719
14,843	Capgemini SA	2,489,022
48,959	Computershare, Ltd.	873,228
22,817	Edenred	1,241,391
17,700	Fujitsu, Ltd.	2,344,334
3,900	GMO Payment Gateway, Inc.	324,331
9,500	Itochu Techno-Solutions Corp.	222,539
54,936	Nexi SpA*	431,772
32,038	Nomura Research Institute, Ltd.	761,739
56,900	NTT Data Corp.	837,379
6,300	Obic Co., Ltd.	931,541
10,700	Otsuka Corp.	338,671
13,500	SCSK Corp.	203,798
20,800	TIS, Inc.	551,416
5,014	Wix.com, Ltd.*	385,226
21,734	Worldline SA*	847,947

		17,814,119

Leisure Products (0.2%):
17,500	Bandai Namco Holdings, Inc.	1,097,619
6,600	Shimano, Inc.	1,051,724
12,200	Yamaha Corp.	450,166

		2,599,509

Life Sciences Tools & Services (0.5%):
3,125	Bachem Holding AG, Registered B	272,628
11,542	Eurofins Scientific SE	831,044
6,665	Lonza Group AG	3,281,253
20,949	Qiagen NV*	1,054,182
2,518	Sartorius Stedim Biotech	820,233

		6,259,340

Machinery (2.7%):
25,765	Alfa Laval AB	745,967
29,752	Alstom SA	730,378
240,464	Atlas Copco AB, Class A*	2,848,509
143,529	Atlas Copco AB, Class B	1,534,360
92,390	CNH Industrial NV	1,483,587
9,400	Daifuku Co., Ltd.	442,445
41,344	Daimler Truck Holding AG*	1,280,790
58,182	Epiroc AB, Class A	1,063,823
33,372	Epiroc AB, Class B	538,211
17,100	FANUC Corp.	2,552,426
12,683	GEA Group AG	518,005
10,100	Hitachi Construction Machinery Co., Ltd.	227,642
9,300	Hoshizaki Corp.	327,501
41,082	Husqvarna AB, Class B	289,619
6,939	Knorr-Bremse AG	379,126
83,000	Komatsu, Ltd.	1,800,974

Shares		Value
Common Stocks, continued
Machinery, continued
30,132	Kone Oyj, Class B	$1,560,507
89,500	Kubota Corp.	1,233,080
9,900	Kurita Water Industries, Ltd.	411,035
20,900	Makita Corp.	489,423
30,400	MINEBEA MITSUMI, Inc.	456,321
25,000	Misumi Group, Inc.	548,099
28,600	Mitsubishi Heavy Industries, Ltd.	1,131,968
20,700	NGK Insulators, Ltd.	264,040
423	Rational AG	250,667
95,453	Sandvik AB	1,724,376
3,563	Schindler Holding AG	669,202
2,261	Schindler Holding AG, Registered Shares	406,222
36,282	SKF AB, Class B	555,536
5,200	SMC Corp.	2,201,129
6,679	Spirax-Sarco Engineering plc	858,006
122,500	Techtronic Industries Co., Ltd.	1,364,118
2,473	VAT Group AG	681,288
18,388	Volvo AB, Class A	350,240
134,149	Volvo AB, Class B	2,430,329
44,492	Wartsila Oyj Abp, Class B	375,924
21,200	Yaskawa Electric Corp.	682,164

		35,407,037

Marine (0.4%):
270	A.P. Moeller — Maersk A/S, Class A	599,129
448	A.P. Moeller — Maersk A/S, Class B	1,006,411
4,755	Kuehne & Nagel International AG	1,105,284
30,500	Mitsui O.S.K. Lines, Ltd.	764,454
44,700	Nippon Yusen KK	1,059,120
104,000	SITC International Holdings Co., Ltd.	229,577
8,076	ZIM Integrated Shipping Services, Ltd.^	138,826

		4,902,801

Media (0.4%):
42,100	Cyberagent, Inc.	374,519
18,577	Dentsu Group, Inc.	586,563
22,700	Hakuhodo DY Holdings, Inc.	229,952
134,484	Informa plc	1,008,055
57,836	Pearson plc	655,430
19,949	Publicis Groupe SA	1,266,598
95,596	WPP plc	948,861

		5,069,978

Metals & Mining (3.7%):
113,580	Anglo American plc	4,441,474
33,818	Antofagasta plc	627,703
47,646	ArcelorMittal SA	1,245,571
453,886	BHP Group, Ltd.	14,049,727
40,958	BlueScope Steel, Ltd.	466,753
24,593	Boliden AB	925,320
150,854	Fortescue Metals Group, Ltd.	2,102,630
875,149	Glencore plc	5,850,680
63,434	IGO, Ltd.	576,382
41,800	JFE Holdings, Inc.	485,422
15,315	Mineral Resources, Ltd.	805,446
81,817	Newcrest Mining, Ltd.	1,140,440
73,348	Nippon Steel Corp.	1,277,254
120,439	Norsk Hydro ASA	903,155
107,364	Northern Star Resources, Ltd.	786,012

See accompanying notes to the financial statements.

9

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Metals & Mining, continued
236,133	Pilbara Minerals, Ltd.*	$601,581
101,204	Rio Tinto plc	7,099,591
33,649	Rio Tinto, Ltd.	2,651,295
412,447	South32, Ltd.	1,116,211
21,800	Sumitomo Metal & Mining Co., Ltd.	775,650
11,188	Voestalpine AG	295,274

		48,223,571

Multiline Retail (0.4%):
12,058	Next plc	848,831
35,600	Pan Pacific International Holdings Corp.	660,961
101,115	Wesfarmers, Ltd.	3,156,691

		4,666,483

Multi-Utilities (1.0%):
199,977	E.ON SE	1,995,572
164,058	Engie Group	2,349,639
329,549	National Grid plc	3,957,496
57,907	RWE AG	2,574,572
59,255	Veolia Environnement SA	1,522,074

		12,399,353

Oil, Gas & Consumable Fuels (4.9%):
28,296	Aker BP ASA	883,117
21,748	Ampol, Ltd.	417,362
1,683,407	BP plc	9,787,324
276,620	ENEOS Holdings, Inc.	942,004
225,291	ENI SpA	3,217,653
84,643	Equinor ASA	3,039,794
46,470	Galp Energia SGPS SA	628,717
17,787	Idemitsu Kosan Co., Ltd.	416,298
91,700	INPEX Corp.	978,642
37,846	Neste Oyj	1,747,783
12,793	OMV AG	660,488
123,496	Repsol SA	1,968,407
287,421	Santos, Ltd.	1,409,044
651,811	Shell plc	18,519,041
222,860	TotalEnergies SE^	13,907,861
18,540	Washington H. Soul Pattinson & Co., Ltd.	348,770
171,980	Woodside Energy Group, Ltd.	4,149,548

		63,021,853

Paper & Forest Products (0.4%):
9,034	Holmen AB, B Shares	359,603
43,762	Mondi plc	743,073
79,100	Oji Holdings Corp.	320,023
48,220	Stora Enso Oyj, Class R	681,134
53,376	Svenska Cellulosa AB SCA, Class B	675,276
47,348	UPM-Kymmene Oyj	1,774,632

		4,553,741

Personal Products (2.0%):
9,098	Beiersdorf AG	1,043,862
449,652	Haleon PLC*	1,798,173
43,500	Kao Corp.	1,741,595
5,200	Kobayashi Pharmaceutical Co., Ltd.	357,754
3,000	Kose Corp.	325,964
21,684	L’Oreal SA	7,777,872
35,300	Shiseido Co., Ltd.	1,739,871
228,627	Unilever plc	11,531,547

		26,316,638

Shares		Value
Common Stocks, continued
Pharmaceuticals (9.5%):
164,900	Astellas Pharma, Inc.	$2,502,094
139,031	AstraZeneca plc	18,864,629
88,858	Bayer AG, Registered Shares	4,587,306
59,500	Chugai Pharmaceutical Co., Ltd.	1,512,133
156,400	Daiichi Sankyo Co., Ltd.	5,012,999
22,200	Eisai Co., Ltd.	1,454,296
365,743	GSK PLC	6,358,848
15,559	Hikma Pharmaceuticals plc	292,103
3,643	Ipsen SA	392,545
24,800	Kyowa Kirin Co., Ltd.	570,590
11,623	Merck KGaA	2,250,592
4,100	Nippon Shinyaku Co., Ltd.	233,634
194,111	Novartis AG, Registered Shares	17,587,584
148,538	Novo Nordisk A/S, Class B	20,115,513
32,700	Ono Pharmaceutical Co., Ltd.	765,058
10,166	Orion Oyj, Class B	557,152
34,300	Otsuka Holdings Co., Ltd.	1,116,843
8,891	Recordati SpA	369,522
2,402	Roche Holding AG	931,197
63,039	Roche Holding AG	19,816,110
102,250	Sanofi	9,892,365
23,600	Shionogi & Co., Ltd.	1,174,242
135,373	Takeda Pharmacuetical Co., Ltd.	4,228,899
97,906	Teva Pharmaceutical Industries, Ltd., ADR*	892,903
11,480	UCB SA	904,091

		122,383,248

Professional Services (1.5%):
14,494	Adecco Group AG	476,756
25,993	Bureau Veritas SA	683,994
81,578	Experian plc	2,776,616
14,328	Intertek Group plc	699,170
24,900	Nihon M&A Center, Inc.	308,904
16,700	Persol Holdings Co., Ltd.	354,708
11,087	Randstad NV	676,952
130,500	Recruit Holdings Co., Ltd.	4,151,036
172,462	RELX plc	4,777,178
558	SGS SA, Registered Shares	1,292,298
5,179	Teleperformance	1,235,662
23,595	Wolters Kluwer NV	2,464,361

		19,897,635

Real Estate Management & Development (1.4%):
90,617	Aroundtown SA	211,512
3,664	Azrieli Group	243,779
243,900	Capitaland Investment, Ltd.	674,653
33,900	City Developments, Ltd.	207,637
182,244	CK Asset Holdings, Ltd.	1,122,105
5,500	Daito Trust Construction Co., Ltd.	565,352
53,200	Daiwa House Industry Co., Ltd.	1,220,907
196,400	ESR Cayman, Ltd.	412,262
61,620	Fastighets AB Balder, B Shares*	288,516
170,000	Hang Lung Properties, Ltd.	330,087
132,956	Henderson Land Development Co., Ltd.	464,256
95,400	Hongkong Land Holdings, Ltd.	437,516
38,200	Hulic Co., Ltd.	300,686
6,876	LEG Immobilien SE	448,020
61,935	Lend Lease Group	330,105

See accompanying notes to the financial statements.

10

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Real Estate Management & Development, continued
107,600	Mitsubishi Estate Co., Ltd.	$1,392,631
81,300	Mitsui Fudosan Co., Ltd.	1,485,491
138,655	New World Development Co., Ltd.	390,917
9,400	Nomura Real Estate Holdings, Inc.	200,990
16,235	Sagax AB, Class B	369,967
298,601	Sino Land Co., Ltd.	371,927
26,700	Sumitomo Realty & Development Co., Ltd.	628,777
128,500	Sun Hung Kai Properties, Ltd.	1,758,575
41,964	Swire Pacific, Ltd., Class A	368,064
96,400	Swire Properties, Ltd.	243,890
6,556	Swiss Prime Site AG	569,418
36,896	UOL Group, Ltd.	185,328
64,649	Vonovia SE	1,523,389
158,300	Wharf Real Estate Investment Co., Ltd.	922,962

		17,669,719

Road & Rail (0.9%):
165,259	Aurizon Holdings, Ltd.	416,735
13,100	Central Japan Railway Co.	1,611,841
16,756	DSV A/S	2,658,063
27,513	East Japan Railway Co.	1,570,047
105,487	Grab Holdings, Ltd.*	339,668
21,100	Hankyu Hanshin Holdings, Inc.	627,392
10,000	Keio Corp.	367,727
10,500	Keisei Electric Railway Co., Ltd.	300,395
14,600	Kintetsu Group Holdings Co., Ltd.	484,007
135,494	MTR Corp., Ltd.	717,930
6,800	Nippon Express Holdings Co., Ltd.	387,845
28,800	Odakyu Electric Railway Co., Ltd.	375,432
16,900	Tobu Railway Co., Ltd.	395,758
46,600	Tokyu Corp.	587,006
20,400	West Japan Railway Co.	890,532

		11,730,378

Semiconductors & Semiconductor Equipment (2.8%):
16,600	Advantest Corp.	1,071,861
4,226	ASM International NV	1,069,705
36,472	ASML Holding NV	19,739,590
2,700	Disco Corp.	776,281
116,990	Infineon Technologies AG	3,562,737
6,900	Lasertec Corp.	1,146,281
107,000	Renesas Electronics Corp.*	967,161
7,500	ROHM Co., Ltd.	535,295
61,754	STMicroelectronics NV	2,195,041
33,500	SUMCO Corp.	448,318
13,200	Tokyo Electron, Ltd.	3,921,835
10,504	Tower Semiconductor, Ltd.*	459,013

		35,893,118

Software (1.4%):
10,767	AVEVA Group plc	418,106
9,179	Check Point Software Technologies, Ltd.*	1,158,023
3,816	CyberArk Software, Ltd.*	494,744
60,410	Dassault Systemes SE	2,178,502
5,434	Nemetschek SE	277,508
5,619	Nice, Ltd.*	1,090,811
3,700	Oracle Corp.	240,774
89,961	Sage Group plc (The)	807,756
93,465	SAP SE	9,644,159

Shares		Value
Common Stocks, continued
Software, continued
5,103	Temenos AG	$281,966
12,600	Trend Micro, Inc.	589,295
12,712	WiseTech Global, Ltd.	438,261
11,459	Xero, Ltd.*	546,879

		18,166,784

Specialty Retail (0.7%):
5,100	Fast Retailing Co., Ltd.	3,091,093
66,596	Hennes & Mauritz AB, Class B^	719,274
2,000	Hikari Tsushin, Inc.	281,395
97,663	Industria de Diseno Textil SA	2,600,215
250,320	JD Sports Fashion plc	382,024
178,428	Kingfisher plc	510,539
7,100	Nitori Co., Ltd.	920,955
16,600	USS Co., Ltd.	263,111

		8,768,606

Technology Hardware, Storage & Peripherals (0.5%):
22,600	Brother Industries, Ltd.	342,038
91,100	Canon, Inc.	1,970,153
32,400	FUJIFILM Holdings Corp.	1,634,932
15,826	Logitech International SA, Class R	982,541
21,500	NEC Corp.	752,345
52,700	Ricoh Co., Ltd.	404,285
23,500	Seiko Epson Corp.	341,158

		6,427,452

Textiles, Apparel & Luxury Goods (2.9%):
15,613	Adidas AG	2,131,030
36,012	Burberry Group plc	879,767
46,908	Cie Financiere Richemont SA	6,071,801
2,833	Hermes International SA	4,371,093
6,762	Kering	3,460,180
24,836	LVMH Moet Hennessy Louis Vuitton SA	18,039,417
18,768	Moncler SpA	998,891
7,916	Pandora A/S	558,594
9,076	Puma SE	550,672
4,961	Swatch Group AG (The)	258,834
2,728	Swatch Group AG (The), Class B	774,677

		38,094,956

Tobacco (0.9%):
190,909	British American Tobacco plc	7,572,648
81,764	Imperial Brands plc, Class A	2,042,405
109,200	Japan Tobacco, Inc.	2,208,368

		11,823,421

Trading Companies & Distributors (1.7%):
11,992	AerCap Holdings NV*	699,373
39,747	Ashtead Group plc	2,270,132
14,171	Brenntag AG	905,905
30,751	Bunzl plc	1,026,167
5,255	IMCD NV	750,495
23,244	Indutrade AB	472,599
106,400	Itochu Corp.	3,327,307
139,600	Marubeni Corp.	1,595,561
112,600	Mitsubishi Corp.	3,643,360
128,900	Mitsui & Co., Ltd.	3,748,634
22,800	MonotaRo Co., Ltd.	322,464
20,849	Reece, Ltd.	200,457

See accompanying notes to the financial statements.

11

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Trading Companies & Distributors, continued
102,700	Sumitomo Corp.	$1,703,244
18,300	Toyota Tsushu Corp.	670,929

		21,336,627

Transportation Infrastructure (0.4%):
6,729	Aena SME SA*	847,333
2,693	Aeroports de Paris*	362,110
118,376	Auckland International Airport, Ltd.*	587,910
38,510	Getlink SE	617,028
277,021	Transurban Group	2,445,607

		4,859,988

Water Utilities (0.1%):
21,868	Severn Trent plc	701,150
59,837	United Utilities Group plc	717,380

		1,418,530

Wireless Telecommunication Services (1.1%):
145,500	KDDI Corp.	4,398,280
254,800	Softbank Corp.	2,881,398
107,800	SoftBank Group Corp.	4,565,817
54,662	Tele2 AB	445,638
2,376,863	Vodafone Group plc	2,408,844

		14,699,977

Total Common Stocks (Cost $978,537,534)		1,276,328,739

Shares		Value
Preferred Stocks (0.3%):
Automobiles (0.2%):
5,192	Bayerische Motoren Werke AG (BMW), 7.32%, 5/15/20	$442,125
14,102	Porsche Automobil Holding SE, 5.00%, 5/20/20	773,547
16,779	Volkswagen AG, 6.49%, 5/8/20	2,091,017

		3,306,689

Household Products (0.1%):
15,577	Henkel AG & Co. KGaA, 2.84%, 4/21/20	1,084,222

Total Preferred Stocks (Cost $4,681,457)		4,390,911

Shares		Value
Short-Term Security Held as Collateral for Securities on Loan (1.3%):
16,632,606	BlackRock Liquidity FedFund, Institutional Class, 1.49%(a)(b)	16,632,606

Total Short-Term Security Held as Collateral for Securities on Loan (Cost $16,632,606)		16,632,606

Total Investment Securities (Cost $999,851,597) — 100.4%(c)		1,297,352,256
Net other assets (liabilities) — (0.4)%		(5,225,299)

Net Assets — 100.0%		$1,292,126,957

Percentages indicated are based on net assets as of December 31, 2022.

ADR—American Depository Receipt

REIT—Real Estate Investment Trust

*	Non-income producing security.
^	This security or a partial position of this security was on loan as of December 31, 2022. The total value of securities on loan as of December 31, 2022 was $15,603,963.
+	Affiliated Securities
†	Represents less than 0.05%.
(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2022.
(b)	The rate represents the effective yield at December 31, 2022.
(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts shown as “—“ are either 0 or round to less than 1.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total value of investments as of December 31, 2022:

Country	Percentage

Australia	7.7%

Austria	0.2%

Belgium	0.9%

Bermuda	0.1%

China	— %†

Denmark	2.9%

Finland	1.3%

France	10.8%

Germany	8.0%

Hong Kong	2.8%

Ireland	1.1%

Isle of Man	0.1%

Israel	0.7%

Country	Percentage

Italy	1.9%

Japan	21.7%

Luxembourg	0.2%

Netherlands	6.6%

New Zealand	0.2%

Norway	0.8%

Portugal	0.2%

Singapore	1.5%

Spain	2.4%

Sweden	3.0%

Switzerland	10.5%

United Kingdom	13.1%

United States	1.3%

100.0%

†	Represents less than 0.05%.

See accompanying notes to the financial statements.

12

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2022

Futures Contracts

At December 31, 2022, the Fund’s open futures contracts were as follows:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

ASX SPI 200 Index March Futures (Australian Dollar)	3/16/23	9	$1,070,874	$(2,761)
DJ EURO STOXX 50 March Futures (Euro)	3/17/23	59	2,390,134	(5,044)
FTSE 100 Index March Futures (British Pounds)	3/17/23	23	2,075,543	12,291
SGX NIKKEI 225 Index March Futures (Japanese Yen)	3/9/23	19	1,881,973	(4,140)

				$346

See accompanying notes to the financial statements.

13

AZL International Index Fund

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investment in non-affiliates, at cost	$994,700,665
Investments in affiliates, at cost	5,150,932

Investments in non-affiliates, at value(a)	$1,289,442,353
Investments in affiliates, at value	7,909,903
Deposit at broker for futures contracts collateral	413,513
Interest and dividends receivable	1,355,517
Foreign currency, at value (cost $1,637,324)	1,646,865
Receivable for investments sold	5,454,840
Reclaims receivable	6,154,572
Prepaid expenses	3,223

Total Assets	1,312,380,786

Liabilities:
Cash overdraft	872,871
Payable for investments purchased	157,926
Payable for capital shares redeemed	1,581,495
Payable for collateral received on loaned securities	16,632,606
Payable for variation margin on futures contracts	26,584
Management fees payable	392,767
Administration fees payable	59,698
Distribution fees payable	264,167
Custodian fees payable	44,300
Administrative and compliance services fees payable	5,446
Transfer agent fees payable	2,687
Trustee fees payable	13,607
Other accrued liabilities	199,675

Total Liabilities	20,253,829

Net Assets	$1,292,126,957

Net Assets Consist of:
Paid in capital	$1,021,525,693
Total distributable earnings	270,601,264

Net Assets	$1,292,126,957

Class 1
Net Assets	$76,241,033
Shares of beneficial interest (unlimited number of shares authorized, no par value)	7,724,401
Net Asset Value (offering and redemption price per share)	$9.87

Class 2
Net Assets	$1,215,885,924
Shares of beneficial interest (unlimited number of shares authorized, no par value)	79,662,507
Net Asset Value (offering and redemption price per share)	$15.26

(a)	Includes securities on loan of $15,603,963.

Statement of Operations

For the Year Ended December 31, 2022

Investment Income:
Dividends from non-affiliates	$47,962,830
Dividends from affiliates	452,207
Income from securities lending	205,697
Foreign withholding tax	(4,041,958)

Total Investment Income	44,578,776

Expenses:
Management fees	4,951,310
Administration fees	198,567
Distribution fees — Class 2	3,334,426
Custodian fees	223,246
Administrative and compliance services fees	20,078
Transfer agent fees	12,917
Trustee fees	79,614
Professional fees	61,995
Licensing fees	485,035
Shareholder reports	41,124
Other expenses	39,035

Total expenses	9,447,347

Net Investment Income/(Loss)	35,131,429

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	(10,297,251)
Net realized gains/(losses) on affiliated transactions	79,767
Net realized gains/(losses) on futures contracts	40,706
Change in net unrealized appreciation/depreciation on securities and foreign currencies	(271,155,720)
Change in net unrealized appreciation/depreciation on affiliated transactions	(939,715)
Change in net unrealized appreciation/depreciation on futures contracts	(77,365)

Net realized and Change in net unrealized gains/losses on investments	(282,349,578)

Change in Net Assets Resulting From Operations	$(247,218,149)

See accompanying notes to the financial statements.

14

AZL International Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021

Change In Net Assets:
Operations:
Net investment income/(loss)	$35,131,429	$31,730,879
Net realized gains/(losses) on investments	(10,176,778)	39,607,132
Change in unrealized appreciation/depreciation on investments	(272,172,800)	93,451,593

Change in net assets resulting from operations	(247,218,149)	164,789,604

Distributions to Shareholders:
Class 1	(6,471,396)	(2,576,720)
Class 2	(68,421,061)	(24,890,149)

Change in net assets resulting from distributions to shareholders	(74,892,457)	(27,466,869)

Capital Transactions:
Class 1
Proceeds from shares issued	128,793	483,730
Proceeds from dividends reinvested	6,471,396	2,576,719
Value of shares redeemed	(9,090,033)	(12,651,416)

Total Class 1 Shares	(2,489,844)	(9,590,967)

Class 2
Proceeds from shares issued	5,011,709	209,571,173
Proceeds from dividends reinvested	68,421,061	24,890,149
Value of shares redeemed	(206,126,900)	(210,685,832)

Total Class 2 Shares	(132,694,130)	23,775,490

Change in net assets resulting from capital transactions	(135,183,974)	14,184,523

Change in net assets	(457,294,580)	151,507,258
Net Assets:
Beginning of period	1,749,421,537	1,597,914,279

End of period	$1,292,126,957	$1,749,421,537

Share Transactions:
Class 1
Shares issued	12,242	38,580
Dividends reinvested	737,061	210,688
Shares redeemed	(847,600)	(1,008,121)

Total Class 1 Shares	(98,297)	(758,853)

Class 2
Shares issued	330,418	10,982,020
Dividends reinvested	5,038,369	1,360,861
Shares redeemed	(12,702,582)	(11,251,145)

Total Class 2 Shares	(7,333,795)	1,091,736

Change in shares	(7,432,092)	332,883

See accompanying notes to the financial statements.

15

AZL International Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated. Does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.)

	Year Ended December 31,
	2022	2021	2020	2019	2018

Class 1

Net Asset Value, Beginning of Period	$12.69	$11.76	$11.53	$9.94	$12.30

Investment Activities:
Net Investment Income/(Loss)	0.29 (a)	0.27 (a)	0.20 (a)	0.32 (a)	0.36
Net Realized and Unrealized Gains/(Losses) on Investments	(2.21)	0.99	0.61	1.79	(2.00)

Total from Investment Activities	(1.92)	1.26	0.81	2.11	(1.64)

Distributions to Shareholders From:
Net Investment Income	(0.51)	(0.33)	(0.55)	(0.42)	(0.50)
Net Realized Gains	(0.39)	—	(0.03)	(0.10)	(0.22)

Total Dividends	(0.90)	(0.33)	(0.58)	(0.52)	(0.72)

Net Asset Value, End of Period	$9.87	$12.69	$11.76	$11.53	$9.94

Total Return(b)	(14.25)%	10.80%	7.66%	21.67%	(13.80)%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$76,241	$99,304	$100,924	$106,657	$98,902
Net Investment Income/(Loss)	2.72%	2.13%	1.93%	2.89%	2.62%
Expenses Before Reductions(c)	0.43%	0.45%	0.46%	0.44%	0.45%
Expenses Net of Reductions	0.43%	0.45%	0.46%	0.44%	0.45%
Portfolio Turnover Rate(d)	2%	14%	9%	4%	2%

Class 2

Net Asset Value, Beginning of Period	$18.97	$17.43	$16.79	$14.25	$17.30

Investment Activities:
Net Investment Income/(Loss)	0.40 (a)	0.35 (a)	0.26 (a)	0.42 (a)	0.43
Net Realized and Unrealized Gains/(Losses) on Investments	(3.26)	1.48	0.91	2.60	(2.81)

Total from Investment Activities	(2.86)	1.83	1.17	3.02	(2.38)

Distributions to Shareholders From:
Net Investment Income	(0.46)	(0.29)	(0.50)	(0.38)	(0.45)
Net Realized Gains	(0.39)	—	(0.03)	(0.10)	(0.22)

Total Dividends	(0.85)	(0.29)	(0.53)	(0.48)	(0.67)

Net Asset Value, End of Period	$15.26	$18.97	$17.43	$16.79	$14.25

Total Return(b)	(14.52)%	10.55%	7.40%	21.44%	(14.04)%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,215,886	$1,650,118	$1,496,990	$1,591,233	$1,422,711
Net Investment Income/(Loss)	2.47%	1.85%	1.69%	2.64%	2.36%
Expenses Before Reductions(c)	0.68%	0.70%	0.71%	0.69%	0.70%
Expenses Net of Reductions	0.68%	0.70%	0.71%	0.69%	0.70%
Portfolio Turnover Rate(d)	2%	14%	9%	4%	2%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to the financial statements.

16

AZL International Index Fund

Notes to the Financial Statements

December 31, 2022

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL International Index Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

On December 13, 2022, the Board unanimously approved a reorganization whereby the Fund will acquire all of the assets and liabilities of the AZL MSCI Emerging Markets Equity Index Fund and costs related to the reorganization will be paid by the Manager.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the period, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust.

17

AZL International Index Fund

Notes to the Financial Statements

December 31, 2022

This report does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred. All share classes have equal voting rights, except that voting with respect to matters that affect a single class is limited to shares of that class.

Securities Lending

To generate additional income, the Fund may lend up to 33 1⁄3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned on the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2022 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $19,962 during the year ended December 31, 2022. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $16,632,606 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2022. At December 31, 2022, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2022, the Fund did not engage in any Rule 17a-7 transactions.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2022, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”), if any, is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2022, the monthly average notional amount for long contracts was $8.8 million. There was no short contract activity during the period. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2022:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Value	Statement of Assets and Liabilities Location	Total Value
Equity Risk

Futures Contracts	Receivable for variation margin on futures contracts*	$12,291	Payable for variation margin on futures contracts*	$11,945

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

18

AZL International Index Fund

Notes to the Financial Statements

December 31, 2022

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2022:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized
Equity Risk

Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$40,706	$(77,365)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Management fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2024.

For the year ended December 31, 2022, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL International Index Fund, Class 1	0.35%	0.52%

AZL International Index Fund, Class 2	0.35%	0.77%

Any amounts waived or reimbursed by the Manager with respect to the annual expense limits in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2022, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

Management fees, which the Manager may waive in order to maintain more competitive expense ratios, are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations, as applicable. During the year ended December 31, 2022, there were no such waivers.

At December 31, 2022, the following investments are noted as Affiliated Securities in the Fund’s Schedule of Portfolio Investments.

	Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gains(Losses)	Change in Net Unrealized Appreciation/ Depreciation	Value 12/31/2022	Shares as of 12/31/2022	Dividend Income	Capital Gains Distributions

Allianz SE, Registered Shares	$9,823,501	$—	$(1,053,650)	$79,767	$(939,715)	$7,909,903	36,791	$452,207	$—

	$9,823,501	$—	$(1,053,650)	$79,767	$(939,715)	$7,909,903	36,791	$452,207	$—

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of combined average daily net assets of the Funds on the first $4 billion, 0.04% of combined average daily net assets of the Funds on the next $2 billion, 0.02% of combined average daily net assets of the Funds on the next $2 billion and 0.01% of combined average daily net assets of the Funds over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable to Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

19

AZL International Index Fund

Notes to the Financial Statements

December 31, 2022

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are determined pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations have become unreliable or are not readily available as defined in Rule 2a-5 under the 1940 Act are valued in accordance with valuation procedures approved by the Board. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with valuation procedures approved by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. These procedures include the Fund’s use of a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The Board has designated the Manager to perform the Fund’s fair value determinations in accordance with valuation procedures approved by the Board. The effect of using fair value pricing is that the Fund’s NAV will be subject to the judgment of the Manager. The Manager’s fair valuation process is subject to the oversight of the Board.

The following is a summary of the valuation inputs used as of December 31, 2022 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks+	$10,305,815	$1,266,022,924	$—	$1,276,328,739
Preferred Stocks+	—	4,390,911	—	4,390,911
Short-Term Security Held as Collateral for Securities on Loan	16,632,606	—	—	16,632,606

Total Investment Securities	26,938,421	1,270,413,835	—	1,297,352,256

Other Financial Instruments:*
Futures Contracts	346	—	—	346

Total Investments	$26,938,767	$1,270,413,835	$—	$1,297,352,602

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2022, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL International Index Fund	$25,084,757	$205,887,104

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk. The Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Fund.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default.

20

AZL International Index Fund

Notes to the Financial Statements

December 31, 2022

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may impair or otherwise limit the ability to invest in, receive, hold or sell the securities of such companies.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

7. Coronavirus (COVID-19) Pandemic

The global outbreak of the COVID-19 strain of the coronavirus has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may adversely impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objective(s).

8. Recent Regulatory Pronouncements

In December 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-06 “Reference Rate Reform (Topic 848)”. ASU No. 2022-06 updates and clarifies ASU No. 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of LIBOR and other interbank-offered reference rates. The temporary relief provided by ASU No. 2022-06 is effective immediately for certain reference rate-related contract modifications that occur through December 31, 2024. Management does not expect ASU No. 2022-06 to have a material impact on the financial statements.

9. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2022 is $1,043,866,512. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$345,703,798
Unrealized (depreciation)	(92,218,054)

Net unrealized appreciation/(depreciation)	$253,485,744

As of the end of its tax year ended December 31, 2022, the Fund had capital loss carry forwards (“CLCFs”) as summarized in the table below. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset.

CLCFs not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total Amount

AZL International Index Fund	$2,628,421	$9,717,567	$12,345,988

The tax character of dividends paid to shareholders during the year ended December 31, 2022 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL International Index Fund	$42,815,668	$32,076,789	$74,892,457

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

21

AZL International Index Fund

Notes to the Financial Statements

December 31, 2022

The tax character of dividends paid to shareholders during the year ended December 31, 2021, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL International Index Fund	$27,466,869	$—	$27,466,869

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2022, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL International Index Fund	$29,669,843	$—	$(12,345,988)	$253,277,409	$270,601,264

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, foreign currency gains or losses, mark-to-market of passive foreign investment companies, and other miscellaneous differences.

10. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2022, the Fund had multiple shareholder accounts which are affiliated with the Manager representing ownership in excess of 55% of the Fund. Investment activities of this shareholder could have a material impact to the Fund.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements, except as noted below.

The reorganization, as discussed in Note 1, whereby the Fund will acquire all of the assets and liabilities of the AZL MSCI Emerging Markets Equity Index Fund, is expected to be completed on or about March 10, 2023.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL International Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL International Index Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 23, 2023

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

23

Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2022, the Fund declared net short-term capital gain distributions of $2,222,082.

During the year ended December 31, 2022, the Fund declared net long-term capital gain distributions of $32,076,789.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

25

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2024 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s) and certain competitor or “peer group” funds), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall-out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2022. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 14 and 21, 2022, and September 13, 2022, as well as in various other meetings preceding those meetings. Accordingly, the Advisory Contracts were approved by the Board at an in-person meeting on September 13, 2022. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2024. Additionally, at a subsequent meeting held December 13, 2022, the Board considered and approved a recommendation to reduce, through at least April 30, 2024, the management fee of the AZL FIAM Total Bond Fund.

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In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for others to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2022 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 14 and 21, 2022, and September 13, 2022, the Manager reported that for the one-year period ended December 31, 2021, nine Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40% of their respective Lipper peer groups. For the three-year period ended December 31, 2021, six Funds were in the top 40%, six were in the middle 20% and seven were in the bottom 40% of their respective Lipper peer groups. For the five-year period ended December 31, 2021, seven Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40% of their respective Lipper peer groups. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Five Funds, the AZL Russell 1000 Value Index Fund, AZL MSCI Emerging Markets Equity Index Fund, AZL Enhanced Bond Index Fund, AZL MetWest Total Return Bond Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Russell 1000 Value Index Fund and the AZL MSCI Emerging Markets Equity Index Fund in December 2021, of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund in February 2022, and of the AZL MetWest Total Return Fund in September 2021, to receive and review enhanced reporting on each Fund’s current investment strategy, process and outlook. As a result of these discussions, the Board understood that the underperformance of these Funds was primarily a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board considered that the Funds that are index funds seek to track their respective indices and do not take defensive positions under any market conditions, including in periods of market decline. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by low short-term interest rates during the periods measured.

The Board considered that the AZL DFA Five-Year Global Fixed Income Fund, which was in the bottom 40% for the three- and five-year periods, had shown improved relative performance in more recent periods.

At the Board meeting held September 13, 2022, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2022.

Thus, at the Board meeting held September 13, 2022, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2022, 18 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2021 for the 19 Funds was as follows: (1) 18 of the Funds had management fee rankings at or below the 65th percentile (with 14 Funds at or below the 50th percentile); and (2) for the AZL MSCI Global Equity Index Fund, it was determined that there was poor peer group comparability due to there being only one other fund in the category. In addition, the Board also considered that the AZL Enhanced Bond Index Fund ranked at the 63rd percentile in the bond index category, but that the Fund’s enhanced bond strategy lacks direct peers.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

27

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2019 through 2021. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. In considering profitability information, the Board considered the possible effect of any fall-out benefits to the Subadvisers and their affiliates. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds (other than AZL FIAM Multi-Strategy Fund, AZL FIAM Total Bond Fund, and AZL MSCI Global Equity Index Fund) do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of June 30, 2022, were approximately $14.8 billion, and that no single Fund had assets in excess of $2.5 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as Fund assets change. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

28

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the FOF Trust, and ETF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	50	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	50	Diamond Hill Funds (10 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	50	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	50	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019 - 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc. (a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	50	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	50	None

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	50	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.

(2)	Indefinite.

(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

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Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Associate General Counsel, Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the FOF Trust, 2014 to present, and the ETF Trust, 2020 to present.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.

(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

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The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1222 02/23

AZL® MetWest Total Return Bond Fund

Annual Report

December 31, 2022

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 16

Statement of Operations Page 16

Statements of Changes in Net Assets Page 17

Financial Highlights Page 18

Notes to the Financial Statements Page 19

Report of Independent Registered Public Accounting Firm Page 28

Other Federal Income Tax Information Page 29

Other Information Page 30

Approval of Investment Advisory and Subadvisory Agreements Page 31

Information about the Board of Trustees and Officers Page 34

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MetWest Total Return Bond Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MetWest Total Return Bond Fund and Metropolitan West Asset Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2022?*

During the 12-month period, the AZL MetWest Total Return Bond Fund returned (14.76)% (net of fees). That compares to a return of (13.01)% for the Bloomberg U.S. Aggregate Bond Index, the Fund’s primary benchmark.1

High inflation and the Federal Reserve’s response in the form of a series of interest rate hikes were major factors affecting Fund performance during the period. 10-Year yields reached 4.24% in October but stabilized to end 2022 slightly lower at 3.89%. This rise of nearly 240 basis points during the period hurt absolute performance, as bond prices move in the opposite direction of rates. As the rate of rate hikes decreased, reduced rate volatility offset some of this negative impact.

Credit spreads widened in investment-grade and high-yield markets. Non-agency mortgage-backed securities (MBS) outperformed agency MBS, though both ended the year with deeply negative returns.

The Fund underperformed its benchmark for the year. The Fund’s overweight position in agency MBS holdings hurt relative performance as agency MBS underperformed duration-matched Treasuries during the period. Among corporate bonds, the Fund’s overweight position in communications detracted from relative performance, as communications was one of the worst performing sectors during the period. The Fund’s longer-than-index duration position and bias toward a steepening yield curve also hurt relative performance as Treasury yields continued to rise.

Despite meaningful underperformance for the corporate sector for the year, the Fund’s underweight position early in the year combined with opportunistic additions in the middle of the year provided a boost to the Fund’s relative performance.

The Fund held derivatives in the form of futures and interest rate swaps during the period under review. Neither of these holdings materially impacted performance.

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2022.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® MetWest Total Return Bond Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to maximize long-term total return. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in investment-grade fixed income securities or unrated securities that are determined by the Subadvisor to be of similar quality.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

Debt securities held by the Fund may decline in value due to rising interest rates.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2022
	1 Year	3 Year	5 Year	Since Inception (11/17/14)
AZL® MetWest Total Return Bond Fund	(14.76)%	(2.98)%	(0.23)%	0.58%
Bloomberg U.S. Aggregate Bond Index	(13.01)%	(2.71)%	0.02%	0.93%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MetWest Total Return Bond Fund	0.91%

The above expense ratio is based on the current Fund prospectus dated April 29, 2022. The Manager and the Fund have entered into a written agreement reducing the management fee to 0.50% through at least April 30, 2024. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.91% through April 30, 2024. Additional information pertaining to the December 31, 2022 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Bloomberg U.S. Aggregate Bond Index, which is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MetWest Total Return Bond Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MetWest Total Return Bond Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL MetWest Total Return Bond Fund	$1,000.00	$963.10	$4.01	0.81%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL MetWest Total Return Bond Fund	$1,000.00	$1,021.12	$4.13	0.81%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

U.S. Government Agency Mortgages	36.8%

U.S. Treasury Obligations	27.4

Corporate Bonds	23.1

Collateralized Mortgage Obligations	11.9

Unaffiliated Investment Company	9.6

Yankee Debt Obligations	8.1

Asset Backed Securities	6.1

Municipal Bonds	0.6

Short-Term Security Held as Collateral for Securities on Loan	0.2

Foreign Bonds	0.2

Rights	— †

Total Investment Securities	124.0

Net other assets (liabilities)	(24.0)

Net Assets	100.0%

†	Represents less than 0.05%.

3

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Asset Backed Securities (6.1%):
$666,733	Ajax Mortgage Loan Trust, Class A1, Series 2019-F, 2.86%, 7/25/59, Callable 1/25/23 @ 100(b)(c)	$627,080
505,000	AMSR Trust, Class B, Series 2022-SFR3, 4.00%, 10/17/39, Callable 10/17/27 @ 100(b)	454,314
1,288,000	CWABS Asset-Backed Certificates Trust, Class MV5, Series 2005-7, 5.51%(US0001M+113bps), 11/25/35, Callable 1/25/23 @ 100	1,235,516
1,354,568	CWABS Asset-Backed Certificates Trust, Class MV4, Series 2004-10, 3.78%(US0001M+158bps), 12/25/34, Callable 1/25/23 @ 100	1,217,522
582,542	Firstkey Homes 2020 Sfr1 Trust, Class A, Series 2020-SFR1, 1.34%, 8/17/37(b)	520,568
858,833	Navient Student Loan Trust, Class A3, Series 2016-2, 5.89%(US0001M+150bps), 6/25/65, Callable 2/25/35 @ 100(b)	832,319
1,352,078	Park Place Securities, Inc. Pass-Through Certificates, Class M5, Series 2004-WWF1, 6.19%(US0001M+180bps), 12/25/34, Callable 1/25/23 @ 100	1,286,089
330,000	Progress Residential, Class G, Series 2021-SFR1, 3.86%, 4/17/38(b)	282,231
270,000	Progress Residential Trust, Class F, Series 2020-SFR3, 2.80%, 10/17/27(b)	236,756
513,590	SLC Student Loan Trust, Class 2A3, Series 2008-1, 6.37%(US0003M+160bps), 12/15/32, Callable 3/15/28 @ 100	507,910
392,315	SLM Student Loan Trust, Class 2A3, Series 2003-7, 5.34%(US0003M+57bps), 9/15/39, Callable 3/15/29 @ 100	364,360
452,622	SLM Student Loan Trust, Class A4, Series 2007-7, 4.69%(US0003M+33bps), 1/25/22, Callable 10/25/24 @ 100	446,062
728,796	SLM Student Loan Trust, Class A4, Series 2008-6, 5.46%(US0003M+110bps), 7/25/23, Callable 1/25/26 @ 100	705,745
499,280	SLM Student Loan Trust, Class A3, Series 2012-1, 5.34%(US0001M+95bps), 9/25/28, Callable 4/25/30 @ 100	483,946
47,088	SLM Student Loan Trust, Class A, Series 2009-3, 5.14%(US0001M+75bps), 1/25/45, Callable 10/25/36 @ 100(b)	44,616
240,000	SLM Student Loan Trust, Class 2A3, Series 2008-9, 6.61%(US0003M+225bps), 10/25/83, Callable 7/25/23 @ 100	229,780
1,220,000	SLM Student Loan Trust, Class 2A3, Series 2008-5, 6.21%(US0003M+185bps), 7/25/73, Callable 4/25/23 @ 100	1,147,828
251,393	SLM Student Loan Trust, Class A, Series 2008-9, 5.86%(US0003M+150bps), 4/25/23, Callable 7/25/23 @ 100	247,350
1,403,612	VOLT XCIX LLC, Class A1, Series 2021-NPL8, 2.12%, 4/25/51, Callable 1/25/23 @ 100(b)(c)	1,244,029
1,053,574	Wachovia Student Loan Trust, Class 2A3, Series 2006-1, 4.53%(US0003M+17bps), 4/25/40, Callable 10/25/25 @ 100(b)	1,005,865

Total Asset Backed Securities (Cost $13,813,063)		13,119,886

Principal Amount		Value
Collateralized Mortgage Obligations (11.9%):
$750,000	AGL CLO 7, Ltd., Class BR, Series 2020-7A, 5.78%(US0003M+170bps), 7/15/34, Callable 7/15/23 @ 100(b)	$716,875
725,000	AIG CLO, Ltd., Class BR, Series 2019-2A, 5.96%(US0003M+160bps), 10/25/33, Callable 1/25/23 @ 100(b)	696,898
850,000	AIMCO CLO, Class AR2, Series 2015-AA, 5.22%(US0003M+114bps), 10/17/34, Callable 10/17/23 @ 100(b)	824,916
893,935	Alternative Loan Trust, Class 4A1, Series 2005-56, 5.01%(US0001M+31bps), 11/25/35, Callable 1/25/23 @ 100	787,130
270,094	America Home Mortgage Investment Trust, Class 6A, Series 2005-1, 7.16%(US0006M+200bps), 6/25/45, Callable 1/25/23 @ 100	263,059
652,090	Angel Oak Mortgage Trust, Class A1, Series 2022-6, 4.30%, 7/25/67, Callable 9/25/24 @ 100(b)(c)	613,488
166,163	Angel Oak Mortgage Trust, Class A1, Series 2021-7, 1.98%, 10/25/66, Callable 12/25/23 @ 100(b)(c)	129,460
515,000	BAMLL Commercial Mortgage Securities Trust, Class A, Series 2018-PARK, 4.09%, 8/10/38(b)(c)	459,553
140,565	Banc of America Mortgage Trust, Class 2A3, Series 2005-F, 3.94%, 7/25/35, Callable 1/25/23 @ 100(c)	126,463
525,000	Bx Commercial Mortgage Trust, Class A, Series 2022-CSMO, 6.45%(TSFR1M+211bps), 6/15/27(b)	520,988
769,970	BX Commercial Mortgage Trust, Class A, Series 2019-XL, 5.37%(US0001M+92bps), 10/15/36(b)	759,495
155,000	BX Trust, Class A, Series 2019-OC11, 3.20%, 12/9/41, Callable 12/9/29 @ 100(b)	129,518
355,000	CALI Mortgage Trust, Class A, Series 2019-101C, 3.96%, 3/10/39(b)	305,707
703,652	C-BASS Mortgage Loan Trust, Class A2E, Series 2007-CB2, 3.55%, 2/25/37, Callable 7/25/23 @ 100(c)	474,996
300,000	Century Plaza Towers, Class A, Series 2019-CPT, 2.87%, 11/13/39, Callable 11/13/29 @ 100(b)	238,851
700,000	CIFC Funding VII, Ltd., Class A1, Series 2021-7A, 5.45%(US0003M+113bps), 1/23/35, Callable 1/23/24 @ 100(b)	678,220
501,863	Citigroup Mortgage Loan Trust, Inc., Class 1A1A, Series 2007-AR5, 3.54%, 4/25/37, Callable 12/25/35 @ 100(c)	424,492
595,296	Colt 2021 6 Mortgage Loan Trust, Class A1, Series 2021-6, 1.91%, 12/25/66, Callable 12/25/23 @ 100(b)(c)	481,720
837,608	COMM Mortgage Trust, Class A3, Series 2015-CR27, 3.35%, 10/10/48, Callable 10/10/25 @ 100	787,862
850,000	Connecticut Avenue Securities Trust, Class 1M2, Series 2021-R03, 5.58%(SOFR30A+165bps), 12/25/41, Callable 12/25/26 @ 100(b)	801,688
325,000	DC Office Trust, Class A, Series 2019-MTC, 2.97%, 9/15/45(b)	254,989
407,850	First Horizon Alternative Mortgage Securities Trust, Class 1A1, Series 2006-AA1, 3.86%, 3/25/36, Callable 1/25/23 @ 100(c)	305,523

See accompanying notes to the financial statements.

4

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$299,830	First Horizon Alternative Mortgage Securities Trust, Class 2A1, Series 2006-AA1, 3.94%, 4/25/36, Callable 1/25/23 @ 100(c)	$259,305
334,981	First Horizon Alternative Mortgage Securities Trust, Class 2A1, Series 2005-AA12, 4.03%, 2/25/36, Callable 1/25/23 @ 100(c)	251,531
186,811	First Horizon Mortgage Pass-Through Trust, Class 2A1, Series 2005-AR3, 3.87%, 8/25/35, Callable 1/25/23 @ 100(c)	127,966
460,980	GMAC Mortgage Corp. Loan Trust, Class 1A1, Series 2006-AR1, 2.98%, 4/19/36, Callable 1/19/23 @ 100(c)	345,430
307,179	GMAC Mortgage Corp. Loan Trust, Class 3A1, Series 2005-AR5, 3.88%, 9/19/35, Callable 1/19/23 @ 100(c)	258,999
801,154	GoldenTree Loan Opportunities IX, Ltd., Class AR2, Series 2014-9A, 5.52%(US0003M+111bps), 10/29/29, Callable 1/29/23 @ 100(b)	792,808
736,269	GreenPoint Mortgage Funding Trust, Class A1A, Series 2006-AR1, 4.97%(US0001M+58bps), 2/25/36, Callable 1/25/23 @ 100	618,476
1,135,000	GS Mortgage Securities Corp. II, Class A, Series 2021-ARDN, 5.57%(US0001M+125bps), 11/15/26(b)	1,095,853
1,287,216	GS Mortgage-Backed Securities Trust, Class A4, Series 2022-PJ6, 3.00%, 11/25/52, Callable 1/25/50 @ 100(b)(c)	1,078,340
1,043,615	HarborView Mortgage Loan Trust, Class 1A1A, Series 2006-10, 4.54%(US0001M+20bps), 11/19/36, Callable 3/19/24 @ 100	818,316
200,000	Hudson Yards Mortgage Trust, Class A, Series 2019-55HY, 3.04%, 12/10/41(b)(c)	167,365
330,000	Hudson Yards Mortgage Trust, Class A, Series 2019-30HY, 3.23%, 6/10/37(b)	283,414
701,000	J.P. Morgan Chase Commercial Mortgage Securities Trust, Class A, Series 2021-HTL5, 5.43%(US0001M+112bps), 11/15/38(b)	670,361
325,000	J.P. Morgan Chase Commercial Mortgage Securities Trust, Class A, Series 2019-OSB, 3.40%, 6/5/39, Callable 6/5/29 @ 100(b)	281,941
634,001	Merrill Lynch First Franklin Mortgage Loan Trust, Class 2A2, Series 2007-4, 4.51%(US0001M+12bps), 7/25/37, Callable 10/25/23 @ 100	306,390
220,000	MKT Mortgage Trust, Class A, Series 2020-525M, 2.69%, 2/12/40(b)	171,749
123,359	MortgageIT Trust, Class 2A3, Series 2005-2, 5.77%(US0001M+165bps), 5/25/35, Callable 1/25/23 @ 100	115,646
168,152	Nomura Asset Acceptance Corp., Class 3A1, Series 2005-AR3, 5.69%, 7/25/35, Callable 1/25/23 @ 100(c)	161,052
415,000	One Bryant Park Trust, Class A, Series 2019-OBP, 2.52%, 9/13/49(b)	338,579
750,000	Palmer Square CLO, Ltd., Class A, Series 2022-1A, 5.28%(TSFR3M+132bps), 4/20/35, Callable 4/20/24 @ 100(b)	730,189

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$750,000	Park Avenue Institutional Advisers CLO, Ltd., Class A1A, Series 2021-1A, 5.63%(US0003M+139bps), 1/20/34, Callable 1/20/23 @ 100(b)	$732,826
560,000	RBS Commercial Funding, Inc. Trust, Class A, Series 2013-GSP, 3.83%, 1/13/32(b)(c)	539,851
800,000	Recette CLO, Ltd., Class ARR, Series 2015-1A, 5.32%(US0003M+108bps), 1/20/33, Callable 4/20/23 @ 100(b)	774,838
653,790	Residential Accredit Loans, Inc., Class A2, Series 2006-QA10, 4.75%(US0001M+18bps), 12/25/36, Callable 1/25/23 @ 100	519,675
800,000	Rockford Tower CLO, Ltd., Class A1, Series 2021-1A, 5.41%(US0003M+117bps), 7/20/34, Callable 7/20/23 @ 100(b)	779,195
685,417	Structured Asset Mortgage Investments II Trust, Class 3A1, Series 2006-AR1, 4.85%(US0001M+23bps), 2/25/36, Callable 2/25/23 @ 100	561,997
571,895	Toorak Mortgage Corp. 2018 1, Ltd., Class A1, Series 2022-INV2, 4.35%, 6/25/57, Callable 5/25/25 @ 100(b)(c)	555,064
294,205	WaMu Mortgage Pass-Through Certificates Trust, Class 2A1A, Series 2005-AR6, 4.85%(US0001M+23bps), 4/25/45, Callable 1/25/23 @ 100	290,516
122,579	WaMu Mortgage Pass-Through Certificates Trust, Class A1A, Series 2004-AR10, 5.27%(US0001M+44bps), 7/25/44, Callable 1/25/23 @ 100	117,176
259,894	WaMu Mortgage Pass-Through Certificates Trust, Class A2, Series 2005-AR3, 2.87%, 3/25/35, Callable 1/25/23 @ 100(c)	242,954
898,706	WaMu Mortgage Pass-Through Certificates Trust, Class 2A1A, Series 2005-AR8, 4.97%(US0001M+29bps), 7/25/45, Callable 1/25/23 @ 100	818,240
190,700	Wells Fargo Mortgage Backed Securities Trust, Class 1A1, Series 2006-AR12, 4.09%, 9/25/36, Callable 1/25/23 @ 100(c)	167,578

Total Collateralized Mortgage Obligations (Cost $27,685,411)		25,755,511

Corporate Bonds (23.1%):
Aerospace & Defense (0.3%):
605,000	Boeing Co. (The), 1.17%, 2/4/23	602,157

Airlines (0.2%):
360,596	U.S. Airways Pass Through Trust, Series 2010-1A, 6.25%, 10/22/24	353,385

Automobiles (0.5%):
5,000	Magallanes, Inc., 4.28%, 3/15/32, Callable 12/15/31 @ 100(b)	4,129
585,000	Magallanes, Inc., 5.05%, 3/15/42, Callable 9/15/41 @ 100(b)	450,966
733,000	Magallanes, Inc., 5.14%, 3/15/52, Callable 9/15/51 @ 100(b)	539,454
290,000	Michaels Cos., Inc. (The), 7.88%, 5/1/29, Callable 5/1/24 @ 103.94(b)	192,850

		1,187,399

See accompanying notes to the financial statements.

5

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Corporate Bonds, continued
Banks (5.2%):
$665,000	Bank of America Corp., 1.66% (SOFR+91 bps), 3/11/27, Callable 3/11/26 @ 100	$588,054
415,000	Bank of America Corp., 3.42% (US0003M+104 bps), 12/20/28, Callable 12/20/27 @ 100	375,713
470,000	Bank of America Corp., 3.97% (US0003M+107 bps), 3/5/29, Callable 3/5/28 @ 100, MTN	435,047
760,000	Bank of America Corp., 2.09% (SOFR+106 bps), 6/14/29, Callable 6/14/28 @ 100	641,554
100,000	Bank of America Corp., 2.59% (SOFR+215 bps), 4/29/31, Callable 4/29/30 @ 100	81,777
295,000	Bank of America Corp., 1.92% (SOFR+137 bps), 10/24/31, Callable 10/24/30 @ 100, MTN	225,833
85,000	Bank of America Corp., 2.69% (SOFR+132 bps), 4/22/32, Callable 4/22/31 @ 100	68,049
170,000	Bank of America Corp., 2.30% (SOFR+122 bps), 7/21/32, Callable 7/21/31 @ 100	131,248
250,000	Bank of America Corp., 2.57% (SOFR+121 bps), 10/20/32, Callable 10/20/31 @ 100	196,271
150,000	Bank of America Corp., 2.97% (SOFR+133 bps), 2/4/33, Callable 2/4/32 @ 100	121,098
135,000	Citigroup, Inc., 3.07% (SOFR+128 bps), 2/24/28, Callable 2/24/27 @ 100	121,705
165,000	Citigroup, Inc., 2.98% (SOFR+142 bps), 11/5/30, Callable 11/5/29 @ 100	139,213
140,000	Citigroup, Inc., 2.67% (SOFR+115 bps), 1/29/31, Callable 1/29/30 @ 100	115,022
630,000	Citigroup, Inc., 4.41% (SOFR+391 bps), 3/31/31, Callable 3/31/30 @ 100	580,042
350,000	Citigroup, Inc., 2.57% (SOFR+211 bps), 6/3/31, Callable 6/3/30 @ 100	282,200
330,000	Citigroup, Inc., 2.56% (SOFR+117 bps), 5/1/32, Callable 5/1/31 @ 100	261,777
645,000	Citigroup, Inc., 3.06% (SOFR+135 bps), 1/25/33, Callable 1/25/32 @ 100	521,518
145,000	JPMorgan Chase & Co., 0.70% (SOFR+58 bps), 3/16/24, Callable 3/16/23 @ 100	143,428
1,210,000	JPMorgan Chase & Co., 0.97% (SOFR+58 bps), 6/23/25, Callable 6/23/24 @ 100	1,128,521
455,000	JPMorgan Chase & Co., 1.56% (SOFR+61 bps), 12/10/25, Callable 12/10/24 @ 100	422,140
220,000	JPMorgan Chase & Co., 3.96% (US0003M+125 bps), 1/29/27, Callable 1/29/26 @ 100	209,565
445,000	JPMorgan Chase & Co., 1.58% (SOFR+89 bps), 4/22/27, Callable 4/22/26 @ 100	390,828
180,000	JPMorgan Chase & Co., 2.95% (SOFR+117 bps), 2/24/28, Callable 2/24/27 @ 100	163,240
170,000	JPMorgan Chase & Co., 2.74% (SOFR+151 bps), 10/15/30, Callable 10/15/29 @ 100	142,811
445,000	JPMorgan Chase & Co., 2.58% (SOFR+125 bps), 4/22/32, Callable 4/22/31 @ 100	358,215
275,000	JPMorgan Chase & Co., 2.55% (SOFR+118 bps), 11/8/32, Callable 11/8/31 @ 100	217,727
210,000	PNC Financial Services Group, Inc. (The), 6.04% (SOFRINDX+ bps), 10/28/33, Callable 10/28/32 @ 100	220,396

Principal Amount		Value
Corporate Bonds, continued
Banks, continued
$210,000	US Bancorp, 5.85% (SOFR+209 bps), 10/21/33, Callable 10/21/32 @ 100	$219,691
790,000	Wells Fargo & Co., 3.53% (SOFR+151 bps), 3/24/28, Callable 3/24/27 @ 100	735,032
410,000	Wells Fargo & Co., 3.58% (US0003M+131 bps), 5/22/28, Callable 5/22/27 @ 100, MTN	380,644
185,000	Wells Fargo & Co., 2.39% (SOFR+210 bps), 6/2/28, Callable 6/2/27 @ 100, MTN	163,663
200,000	Wells Fargo & Co., 2.88% (US0003M+117 bps), 10/30/30, Callable 10/30/29 @ 100, MTN	170,592
1,260,000	Wells Fargo & Co., 3.35% (SOFR+150 bps), 3/2/33, Callable 3/2/32 @ 100, MTN	1,066,110
300,000	Wells Fargo & Co., 4.90% (SOFR+210 bps), 7/25/33, Callable 7/25/32 @ 100	285,634

		11,304,358

Beverages (0.2%):
350,000	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.70%, 2/1/36, Callable 8/1/35 @ 100	331,030

Biotechnology (0.0%†):
35,000	AbbVie, Inc., 4.45%, 5/14/46, Callable 11/14/45 @ 100	30,392

Capital Markets (2.7%):
735,000	Goldman Sachs Group, Inc. (The), 1.22%, 12/6/23, Callable 1/12/23 @ 100	709,679
180,000	Goldman Sachs Group, Inc. (The), 1.09% (SOFR+79 bps), 12/9/26, Callable 12/9/25 @ 100	159,050
885,000	Goldman Sachs Group, Inc. (The), 1.43% (SOFR+80 bps), 3/9/27, Callable 3/9/26 @ 100	776,297
450,000	Goldman Sachs Group, Inc. (The), 1.54% (SOFR+82 bps), 9/10/27, Callable 9/10/26 @ 100	388,476
570,000	Goldman Sachs Group, Inc. (The), 1.95% (SOFR+91 bps), 10/21/27, Callable 10/21/26 @ 100	497,668
115,000	Goldman Sachs Group, Inc. (The), 1.99% (SOFFRATE+1 bps), 1/27/32, Callable 1/27/31 @ 100	87,818
345,000	Goldman Sachs Group, Inc. (The), 2.38% (SOFR+125 bps), 7/21/32, Callable 7/21/31 @ 100	268,637
170,000	Goldman Sachs Group, Inc. The, 2.65% (SOFR+126 bps), 10/21/32, Callable 10/21/31 @ 100	134,732
835,000	Morgan Stanley, 0.79% (SOFR+53 bps), 5/30/25, Callable 5/30/24 @ 100	778,023
195,000	Morgan Stanley, 1.16% (SOFR+56 bps), 10/21/25, Callable 10/21/24 @ 100, MTN	179,593
445,000	Morgan Stanley, 1.59% (SOFR+88 bps), 5/4/27, Callable 5/4/26 @ 100	390,100
330,000	Morgan Stanley, 1.93% (SOFR+102 bps), 4/28/32, Callable 4/28/31 @ 100, MTN	250,328
115,000	Morgan Stanley, 2.24% (SOFR+118 bps), 7/21/32, Callable 7/21/31 @ 100, MTN	88,329
195,000	Morgan Stanley, 2.51% (SOFR+120 bps), 10/20/32, Callable 10/20/31 @ 100, MTN	152,775
165,000	Morgan Stanley, 2.94% (SOFR+129 bps), 1/21/33, Callable 1/21/32 @ 100	134,112
320,000	Morgan Stanley, 2.48% (SOFR+136 bps), 9/16/36, Callable 9/16/31 @ 100	233,817

See accompanying notes to the financial statements.

6

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Corporate Bonds, continued
Capital Markets, continued
$255,000	Raymond James Financial, 4.95%, 7/15/46	$232,748
295,000	S&P Global, Inc., 4.75%, 8/1/28, Callable 5/1/28 @ 100(b)	292,098

		5,754,280

Chemicals (0.1%):
312,000	International Flavors & Fragrances, Inc., 2.30%, 11/1/30, Callable 8/1/30 @ 100(b)	246,839
60,000	Valvoline, Inc., 3.63%, 6/15/31, Callable 6/15/26 @ 101.81(b)	48,000

		294,839

Commercial Services & Supplies (0.1%):
150,000	Waste Pro USA, Inc., 5.50%, 2/15/26, Callable 2/6/23 @ 102.75(b)	132,188

Communications Equipment (0.1%):
275,000	CommScope, Inc., 4.75%, 9/1/29, Callable 9/1/24 @ 102.38(b)	221,719

Consumer Discretionary Services (0.0%†):
30,000	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc., 6.75%, 1/15/30, Callable 1/15/25 @ 103.38(b)	24,150

Consumer Finance (0.2%):
385,000	Capital One Financial Corp., 3.27% (SOFR+179 bps), 3/1/30, Callable 3/1/29 @ 100	330,506
145,000	FirstCash, Inc., 5.63%, 1/1/30, Callable 1/1/25 @ 102.81(b)	129,050

		459,556

Consumer Staple Products (0.2%):
100,000	Chobani LLC / Chobani Finance Corp., Inc., 4.63%, 11/15/28, Callable 11/15/23 @ 102.31(b)	86,375
255,000	Jbs USA Lux SA Jbs USA Food Co., 6.50%, 12/1/52, Callable 6/1/52 @ 100(b)	243,525

		329,900

Containers & Packaging (0.5%):
135,000	Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 5.25%, 8/15/27, Callable 2/6/23 @ 102.63(b)	101,925
135,000	Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 5.25%, 8/15/27, Callable 2/6/23 @ 102.63(b)	101,925
200,000	Ball Corp., 4.00%, 11/15/23	196,500
500,000	Berry Global, Inc., 1.57%, 1/15/26, Callable 12/15/25 @ 100	445,000
90,000	Berry Global, Inc., 4.88%, 7/15/26, Callable 2/6/23 @ 102.44(b)	86,580
110,000	Graphic Packaging International LLC, 4.75%, 7/15/27, Callable 4/15/27 @ 100(b)	103,537
25,000	Mauser Packaging Solutions Holding Co., 5.50%, 4/15/24, Callable 2/6/23 @ 100(b)	24,188

		1,059,655

Diversified Financial Services (0.7%):
600,000	Amcor Finance USA, Inc., 3.63%, 4/28/26, Callable 1/28/26 @ 100	569,734

Principal Amount		Value
Corporate Bonds, continued
Diversified Financial Services, continued
$32,000	Level 3 Financing, Inc., 3.40%, 3/1/27, Callable 1/1/27 @ 100(b)	$27,000
300,000	Level 3 Financing, Inc., 3.63%, 1/15/29, Callable 1/15/24 @ 101.81(b)	218,250
425,000	Level 3 Financing, Inc., 3.88%, 11/15/29, Callable 8/15/29 @ 100(b)	334,156
300,000	Venture Global Calcasieu Pass LLC, 3.88%, 8/15/29, Callable 2/15/29 @ 100(b)	261,000

		1,410,140

Diversified Telecommunication Services (0.7%):
290,000	AT&T, Inc., 4.50%, 5/15/35, Callable 11/15/34 @ 100	264,790
125,000	AT&T, Inc., 4.30%, 12/15/42, Callable 6/15/42 @ 100	103,098
125,000	AT&T, Inc., 4.75%, 5/15/46, Callable 11/15/45 @ 100	106,806
510,000	AT&T, Inc., 3.80%, 12/1/57, Callable 6/1/57 @ 100	355,250
50,000	Lumen Technologies, Inc., 4.00%, 2/15/27, Callable 2/15/23 @ 102(b)	42,313
175,000	Qwest Corp., 7.25%, 9/15/25	178,639
305,000	Verizon Communications, Inc., 2.55%, 3/21/31, Callable 12/21/30 @ 100	251,309
147,000	Zayo Group Holdings, Inc., 4.00%, 3/1/27, Callable 2/6/23 @ 100(b)	108,229

		1,410,434

Electric Utilities (1.2%):
25,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, 6.75%, 10/15/27, Callable 2/6/23 @ 103.38(b)	22,469
280,000	American Transmission Systems, Inc., 5.00%, 9/1/44, Callable 3/1/44 @ 100(b)	251,146
500,000	Appalachian Power Co., Series H, 5.95%, 5/15/33	512,740
1,000,000	Duke Energy Progress, Inc., 4.15%, 12/1/44, Callable 6/1/44 @ 100	842,338
355,000	Florida Power & Light Co., 3.99%, 3/1/49, Callable 9/1/48 @ 100	296,251
750,000	Jersey Central Power & Light Co., 6.40%, 5/15/36	745,194

		2,670,138

Electrical Equipment (0.0%†):
82,000	Artera Services LLC, 9.03%, 12/4/25, Callable 2/6/23 @ 104.52(b)	68,060

Entertainment (0.1%):
260,000	Take Two Interactive Software, Inc., 4.00%, 4/14/32, Callable 1/14/32 @ 100	231,358

Equity Real Estate Investment Trusts (REITs) (1.0%):
47,000	Extra Space Storage LP, 3.90%, 4/1/29, Callable 2/1/29 @ 100	42,396
285,000	Extra Space Storage LP, 2.55%, 6/1/31, Callable 3/1/31 @ 100	223,856
55,000	Extra Space Storage LP, 2.35%, 3/15/32, Callable 12/15/31 @ 100	41,676
180,000	GLP Capital LP / GLP Financing II, Inc., 5.25%, 6/1/25, Callable 3/1/25 @ 100	176,952

See accompanying notes to the financial statements.

7

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Corporate Bonds, continued
Equity Real Estate Investment Trusts (REITs), continued
$460,000	GLP Capital LP / GLP Financing II, Inc., 5.38%, 4/15/26, Callable 1/15/26 @ 100	$452,502
105,000	GLP Capital LP / GLP Financing II, Inc., 5.75%, 6/1/28, Callable 3/3/28 @ 100	102,714
290,000	GLP Capital LP / GLP Financing II, Inc., 5.30%, 1/15/29, Callable 10/15/28 @ 100	274,824
5,000	GLP Capital LP / GLP Financing II, Inc., 4.00%, 1/15/30, Callable 10/15/29 @ 100	4,385
145,000	Healthcare Trust of America Holdings LP, 3.10%, 2/15/30, Callable 11/15/29 @ 100	121,908
200,000	Hudson Pacific Properties, LP, 5.95%, 2/15/28, Callable 1/15/28 @ 100	187,802
70,000	Hudson Pacific Properties, LP, 3.25%, 1/15/30, Callable 10/15/29 @ 100	53,704
5,000	Invitation Homes Operating Partnership LP, 2.70%, 1/15/34, Callable 10/15/33 @ 100	3,659
170,000	Physicians Realty LP, 2.63%, 11/1/31, Callable 8/1/31 @ 100	132,671
265,000	VICI Properties LP, 5.13%, 5/15/32, Callable 2/15/32 @ 100	245,125

		2,064,174

Food Products (0.6%):
265,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 3.00%, 2/2/29, Callable 12/2/28 @ 100(b)	219,950
30,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 5.50%, 1/15/30, Callable 1/15/25 @ 102.75(b)	28,537
130,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 3.75%, 12/1/31, Callable 12/1/26 @ 101.88(b)	105,138
545,000	Kraft Heinz Foods Co., 4.88%, 10/1/49, Callable 4/1/49 @ 100	478,422
25,000	Pilgrim’s Pride Corp., 5.88%, 9/30/27, Callable 2/6/23 @ 102.94(b)	24,312
367,000	Post Holdings, Inc., 5.75%, 3/1/27, Callable 1/23/23 @ 102.88(b)	354,614
135,000	Simmons Foods Inc/Simmons Prepared Foods Inc/Simmons Pet Food Inc/Simmons Feed, 4.63%, 3/1/29, Callable 3/1/24 @ 102.31(b)	110,869

		1,321,842

Health Care Equipment & Supplies (0.3%):
455,000	Becton Dickinson And Co., 1.96%, 2/11/31, Callable 11/11/30 @ 100	361,403
280,000	Embecta Corp., 5.00%, 2/15/30, Callable 2/15/27 @ 101.25(b)	238,000

		599,403

Health Care Providers & Services (1.9%):
200,000	Aetna, Inc., 3.50%, 11/15/24, Callable 8/15/24 @ 100	194,134
190,000	Centene Corp., 4.25%, 12/15/27, Callable 1/23/23 @ 102.13	178,600

Principal Amount		Value
Corporate Bonds, continued
Health Care Providers & Services, continued
$83,000	Centene Corp., 2.45%, 7/15/28, Callable 5/15/28 @ 100	$69,720
569,000	Centene Corp., 3.00%, 10/15/30, Callable 7/15/30 @ 100	466,580
290,000	CommonSpirit Health, 2.78%, 10/1/30, Callable 4/1/30 @ 100	239,671
400,000	CVS Health Corp., 4.88%, 7/20/35, Callable 1/20/35 @ 100	382,287
525,000	CVS Health Corp., 5.05%, 3/25/48, Callable 9/25/47 @ 100	472,918
93,000	HCA, Inc., 5.25%, 4/15/25	92,767
110,000	HCA, Inc., 5.25%, 6/15/26, Callable 12/15/25 @ 100	108,350
640,000	HCA, Inc., 4.13%, 6/15/29, Callable 3/15/29 @ 100	588,800
90,000	HCA, Inc., 2.38%, 7/15/31, Callable 4/15/31 @ 100	70,127
225,000	HCA, Inc., 3.63%, 3/15/32, Callable 12/15/31 @ 100(b)	191,017
345,000	HCA, Inc., 5.50%, 6/15/47, Callable 12/15/46 @ 100	307,050
145,000	HCA, Inc., 5.25%, 6/15/49, Callable 12/15/48 @ 100	127,600
215,000	HCA, Inc., 4.63%, 3/15/52, Callable 9/15/51 @ 100(b)	169,113
75,000	Humana, Inc., 4.95%, 10/1/44, Callable 4/1/44 @ 100	68,436
409,000	Molina Healthcare, Inc., 3.88%, 11/15/30, Callable 8/17/30 @ 100(b)	349,695
150,000	Option Care Health, Inc., 4.38%, 10/31/29, Callable 10/31/24 @ 102.19(b)	131,625

		4,208,490

Hotels, Restaurants & Leisure (0.0%†):
125,000	Papa John S International, 3.88%, 9/15/29, Callable 9/15/24 @ 101.94(b)	104,375

Household Products (0.1%):
135,000	Spectrum Brands, Inc., 5.50%, 7/15/30, Callable 7/15/25 @ 102.75(b)	119,306

Industrial Services (0.0%†):
30,000	WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26, Callable 4/15/23 @ 102.88(b)	28,125

Insurance (1.0%):
125,000	Acrisure LLC/Acrisure Finance, Inc., 4.25%, 2/15/29, Callable 2/15/24 @ 102.13(b)	103,125
135,000	Aon Corp. / Aon Global Holdings plc, 3.90%, 2/28/52, Callable 8/28/51 @ 100	105,099
25,000	AssuredPartners, Inc., 5.63%, 1/15/29, Callable 12/15/23 @ 102.81(b)	20,375
225,000	Athene Global Funding, 3.64% (SOFR+70 bps), 5/24/24(b)	220,555
125,000	Athene Global Funding, 3.21%, 3/8/27(b)	111,721
375,000	Athene Global Funding, 1.99%, 8/19/28(b)	302,403
130,000	Athene Global Funding, 2.72%, 1/7/29(b)	107,952
700,000	Farmers Exchange Capital III, 5.45% (US0003M+345 bps), 10/15/54, Callable 10/15/34 @ 100(b)	617,599

See accompanying notes to the financial statements.

8

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Corporate Bonds, continued
Insurance, continued
$670,000	Farmers Insurance Exchange, 4.75% (US0003M+323 bps), 11/1/57, Callable 11/1/37 @ 100(b)	$532,188

		2,121,017

IT Services (0.1%):
80,000	Colt Merger Sub, Inc., 8.13%, 7/1/27, Callable 7/1/23 @ 104.06(b)	78,500
115,000	Global Payments, Inc., 5.40%, 8/15/32, Callable 5/15/32 @ 100	110,110
146,000	Global Payments, Inc., 5.95%, 8/15/52, Callable 2/15/52 @ 100	133,497

		322,107

Media (0.7%):
345,000	Cable One, Inc., 4.00%, 11/15/30, Callable 11/15/25 @ 102(b)	271,687
499,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 5.75%, 4/1/48, Callable 10/1/47 @ 100	412,067
35,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.80%, 3/1/50, Callable 9/1/49 @ 100	25,685
380,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 5.25%, 4/1/53, Callable 10/1/52 @ 100	295,995
100,000	CSC Holdings LLC, 5.38%, 2/1/28, Callable 2/6/23 @ 102.69(b)	80,625
25,000	CSC Holdings LLC, 7.50%, 4/1/28, Callable 4/1/23 @ 103.75(b)	16,875
276,000	CSC Holdings LLC, 6.50%, 2/1/29, Callable 2/1/24 @ 103.25(b)	226,320
465,000	Diamond Sports Group LLC / Diamond Sports Finance Co., 5.38%, 8/15/26, Callable 1/23/23 @ 102.69(b)	51,150
30,000	OT Merger Corp., 7.88%, 10/15/29, Callable 10/15/24 @ 103.94(b)	15,900
120,000	Time Warner Cable LLC, 5.88%, 11/15/40, Callable 5/15/40 @ 100	105,687
125,000	Time Warner Cable LLC, 5.50%, 9/1/41, Callable 3/1/41 @ 100	104,244

		1,606,235

Oil, Gas & Consumable Fuels (0.8%):
210,000	Energy Transfer LP, 5.50%, 6/1/27, Callable 3/1/27 @ 100	208,537
209,000	Energy Transfer LP, 4.95%, 6/15/28, Callable 3/15/28 @ 100	201,495
670,000	Energy Transfer LP, 5.40%, 10/1/47, Callable 4/1/47 @ 100	569,012
70,000	Energy Transfer, LP, 6.25%, 4/15/49, Callable 10/15/48 @ 100	65,675
55,000	Enterprise Products Operating LLC, 5.10%, 2/15/45, Callable 8/15/44 @ 100	49,709
37,000	Occidental Petroleum Corp., 7.23%, 10/10/36(d)	18,407
200,000	Occidental Petroleum Corp., 4.50%, 7/15/44, Callable 1/15/44 @ 100	161,000

Principal Amount		Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$250,000	Rockies Express Pipeline LLC, 4.95%, 7/15/29, Callable 4/15/29 @ 100(b)	$226,250
250,000	Rockies Express Pipeline LLC, 4.80%, 5/15/30, Callable 2/15/30 @ 100(b)	218,750
89,000	Sunoco, LP / Sunoco Finance Corp., 4.50%, 4/30/30, Callable 4/30/25 @ 102.25	77,207

		1,796,042

Pharmaceuticals (0.8%):
1,006,000	Bayer US Finance II LLC, 4.38%, 12/15/28, Callable 9/15/28 @ 100(b)	947,974
490,000	Bayer US Finance II LLC, 4.63%, 6/25/38, Callable 12/25/37 @ 100(b)	429,328
160,000	Bayer US Finance II LLC, 4.88%, 6/25/48, Callable 12/25/47 @ 100(b)	138,503
275,000	Prestige Brands, Inc., 3.75%, 4/1/31, Callable 4/1/26 @ 101.88(b)	226,531

		1,742,336

Real Estate (0.4%):
22,000	Healthcare Realty Holdings LP, 2.05%, 3/15/31, Callable 12/15/30 @ 100	15,974
135,000	Healthcare Realty Holdings, LP, 2.40%, 3/15/30, Callable 12/15/29 @ 100	105,454
160,000	Healthcare Trust of America Holdings, LP, 2.00%, 3/15/31, Callable 12/15/30 @ 100	121,522
115,000	Invitation Homes Operating Partnership LP, 2.00%, 8/15/31, Callable 5/15/31 @ 100	85,037
20,000	VICI Properties LP / VICI Note Co., Inc., 4.63%, 6/15/25, Callable 3/15/25 @ 100(b)	19,125
75,000	VICI Properties LP / VICI Note Co., Inc., 4.50%, 9/1/26, Callable 6/1/26 @ 100(b)	70,312
15,000	Vici Properties Vici Note, 3.75%, 2/15/27, Callable 2/15/23 @ 101.88(b)	13,575
132,000	Vici Properties, LP, 5.63%, 5/15/52, Callable 11/15/51 @ 100	116,160
90,000	Vici Properties, LP Vici Note Co., Inc., 5.75%, 2/1/27, Callable 11/1/26 @ 100(b)	87,750
45,000	Vici Properties, LP Vici Note Co., Inc., 4.50%, 1/15/28, Callable 10/15/27 @ 100(b)	41,119
130,000	Vici Properties, LP Vici Note Co., Inc., 3.88%, 2/15/29, Callable 11/15/28 @ 100(b)	113,912

		789,940

Semiconductors & Semiconductor Equipment (0.2%):
284,000	Broadcom, Inc., 2.60%, 2/15/33, Callable 11/15/32 @ 100(b)	213,927
140,000	Broadcom, Inc., 3.42%, 4/15/33, Callable 1/15/33 @ 100(b)	112,883

		326,810

Software (0.4%):
75,000	NCR Corp., 5.00%, 10/1/28, Callable 10/1/23 @ 102.5(b)	63,937
50,000	NCR Corp., 5.13%, 4/15/29, Callable 4/15/24 @ 102.56(b)	41,500
70,000	Oracle Corp., 2.88%, 3/25/31, Callable 12/25/30 @ 100	58,353

See accompanying notes to the financial statements.

9

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Corporate Bonds, continued
Software, continued
$70,000	Oracle Corp., 3.80%, 11/15/37, Callable 5/15/37 @ 100	$55,671
565,000	Oracle Corp., 3.95%, 3/25/51, Callable 9/25/50 @ 100	407,876
210,000	Oracle Corp., 6.90%, 11/9/52, Callable 5/9/52 @ 100	228,242

		855,579

Specialty Retail (0.0%†):
30,000	Rent-A-Center, Inc., 6.38%, 2/15/29, Callable 2/15/24 @ 103.19(b)	24,038

Technology Hardware, Storage & Peripherals (0.0%†):
25,000	NCR Corp., 5.25%, 10/1/30, Callable 10/1/25 @ 102.63(b)	20,625

Textiles, Apparel & Luxury Goods (0.1%):
125,000	USA Compression Partners LP/USA Compression Finance Corp., 6.88%, 4/1/26, Callable 2/6/23 @ 103.44	119,844

Tobacco (0.5%):
625,000	BAT Capital Corp., 4.54%, 8/15/47, Callable 2/15/47 @ 100	447,114
130,000	BAT Capital Corp., 5.65%, 3/16/52, Callable 9/16/51 @ 100	109,840
610,000	Reynolds American, Inc., 5.85%, 8/15/45, Callable 2/15/45 @ 100	523,966

		1,080,920

Trading Companies & Distributors (0.1%):
265,000	Air Lease Corp., 5.85%, 12/15/27, Callable 11/15/27 @ 100	266,498

Utilities (0.1%):
265,000	NextEra Energy Capital Holdings, Inc., 4.63%, 7/15/27, Callable 6/15/27 @ 100	261,374

Wireless Telecommunication Services (1.0%):
27,000	Sprint Corp., 7.88%, 9/15/23	27,405
691,875	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC, 4.74%, 3/20/25, Callable 3/20/24 @ 100(b)	683,741
235,000	T-Mobile USA, Inc., 2.25%, 2/15/26, Callable 2/15/23 @ 101.13	214,317
444,000	T-Mobile USA, Inc., 2.63%, 4/15/26, Callable 4/15/23 @ 101.31	406,694
418,000	T-Mobile USA, Inc., 3.88%, 4/15/30, Callable 1/15/30 @ 100	378,968
459,000	T-Mobile USA, Inc., 2.55%, 2/15/31, Callable 11/15/30 @ 100	376,150
135,000	T-Mobile USA, Inc., 4.38%, 4/15/40, Callable 10/15/39 @ 100	116,112

		2,203,387

Total Corporate Bonds (Cost $56,881,198)		49,857,605

Foreign Bonds (0.2%):
Entertainment (0.1%):
115,000	Netflix, Inc., 4.63%, 5/15/29+	119,850

Principal Amount		Value
Foreign Bonds, continued
Equity Real Estate Investment Trusts (REITs) (0.1%):
$140,000	CapitaLand Ascendas REIT, 0.75%, 6/23/28, Callable 3/23/28 @ 100, MTN+	$115,448

Industrial Services (0.0%†):
145,000	Heathrow Funding, Ltd., 1.88%, 3/14/36, MTN+	111,314

Total Foreign Bonds (Cost $364,361)		346,612

Yankee Debt Obligations (8.1%):
Aerospace & Defense (0.3%):
345,000	Avolon Holdings Funding, Ltd., 2.88%, 2/15/25, Callable 1/15/25 @ 100(b)	317,831
355,000	Avolon Holdings Funding, Ltd., 2.53%, 11/18/27, Callable 10/18/27 @ 100(b)	286,219

		604,050

Banks (2.4%):
450,000	DNB Bank ASA, 1.60% (H15T1Y+68 bps), 3/30/28, Callable 3/30/27 @ 100(b)	381,220
450,000	HSBC Holdings plc, 2.10% (SOFR+193 bps), 6/4/26, Callable 6/4/25 @ 100	410,825
440,000	HSBC Holdings plc, 2.01% (SOFR+173 bps), 9/22/28, Callable 9/22/27 @ 100	368,266
410,000	HSBC Holdings plc, 2.21% (SOFR+129 bps), 8/17/29, Callable 8/17/28 @ 100	332,843
545,000	HSBC Holdings plc, 2.80% (SOFR+119 bps), 5/24/32, Callable 5/24/31 @ 100	421,345
295,000	HSBC Holdings PLC, 4.76% (SOFR+211 bps), 6/9/28, Callable 6/9/27 @ 100	279,506
145,000	Lloyds Banking Group plc, 3.87% (H15T1Y+4 bps), 7/9/25, Callable 7/9/24 @ 100	140,835
450,000	Lloyds Banking Group plc, 1.63% (H15T1Y+85 bps), 5/11/27, Callable 5/11/26 @ 100	389,836
200,000	Lloyds Banking Group PLC, 3.57% (US0003M+121 bps), 11/7/28, Callable 11/7/27 @ 100	180,208
325,000	Lloyds Banking Group PLC, 4.98% (H15T1Y+230 bps), 8/11/33, Callable 8/11/32 @ 100	299,364
545,000	NatWest Group plc, 4.27% (US0003M+176 bps), 3/22/25, Callable 3/22/24 @ 100	531,457
390,000	Santander UK Group Holdings plc, 4.80% (US0003M+157 bps), 11/15/24, Callable 11/15/23 @ 100	383,419
590,000	Santander UK Group Holdings plc, 1.09% (SOFR+79 bps), 3/15/25, Callable 3/15/24 @ 100	551,655
45,000	Santander UK Group Holdings plc, 1.53% (H15T1Y+125 bps), 8/21/26, Callable 8/21/25 @ 100	39,719
30,000	Santander UK Group Holdings plc, 1.67% (SOFR+99 bps), 6/14/27, Callable 6/14/26 @ 100	25,481
410,000	Santander UK plc, 5.00%, 11/7/23(b)	404,801

		5,140,780

Beverages (0.1%):
275,000	Bacardi, Ltd., 4.45%, 5/15/25, Callable 3/15/25 @ 100(b)	267,523

Biotechnology (0.1%):
275,000	Grifols Escrow Issuer SA, 4.75%, 10/15/28, Callable 10/15/24 @ 102.38(b)	238,219

See accompanying notes to the financial statements.

10

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Yankee Debt Obligations, continued
Capital Markets (1.5%):
$185,000	Credit Suisse Group AG, 1.31% (SOFR+98 bps), 2/2/27, Callable 2/2/26 @ 100(b)	$147,730
660,000	Credit Suisse Group AG, 3.09% (SOFR+173 bps), 5/14/32, Callable 5/14/31 @ 100(b)	457,141
1,615,000	Credit Suisse Group AG, 6.54% (SOFR+392 bps), 8/12/33, Callable 8/12/32 @ 100(b)	1,425,694
260,000	Credit Suisse Group AG, 9.02% (SOFR+502 bps), 11/15/33, Callable 11/15/32 @ 100(b)	267,894
165,000	Macquarie Group, Ltd., 2.69% (SOFR+144 bps), 6/23/32, Callable 6/23/31 @ 100(b)	126,636
570,000	Macquarie Group, Ltd., 2.87% (SOFR+153 bps), 1/14/33, Callable 1/14/32 @ 100(b)	438,258
170,000	Macquarie Group, Ltd., 4.44% (SOFR+241 bps), 6/21/33, Callable 6/21/32 @ 100(b)	148,162
200,000	UBS Group AG, 4.49% (H15T1Y+155 bps), 5/12/26, Callable 5/12/25 @ 100(b)	195,219

		3,206,734

Consumer Staple Products (0.0%†):
80,000	Imperial Brands Finance plc, 6.13%, 7/27/27, Callable 6/27/27 @ 100(b)	79,100

Consumer Staples Products (0.0%†):
15,000	Imperial Brands Finance PLC, 3.88%, 7/26/29, Callable 4/26/29 @ 100(b)	12,836

Containers & Packaging (0.1%):
200,000	Trivium Packaging Finance BV, 5.50%, 8/15/26, Callable 2/6/23 @ 102.75(b)	186,250

Diversified Financial Services (0.4%):
465,000	Intelsat Jackson Holdings SA, 6.50%, 3/15/30, Callable 3/15/25 @ 102(b)	417,128
285,000	Park Aerospace Holdings, 4.50%, 3/15/23, Callable 2/15/23 @ 100(b)	283,932
72,000	Park Aerospace Holdings, 5.50%, 2/15/24(b)	71,100

		772,160

Energy Equipment & Services (0.1%):
98,800	Transocean Phoenix 2, Ltd., 7.75%, 10/15/24, Callable 2/6/23 @ 101.29(b)	97,812
105,875	Transocean Poseidon, Ltd., 6.88%, 2/1/27, Callable 2/6/23 @ 103.44(b)	103,228
27,600	Transocean Proteus, Ltd., 6.25%, 12/1/24, Callable 2/6/23 @ 101.04(b)	27,324

		228,364

Food & Staples Retailing (0.2%):
415,000	Alimentation Couche-Tard, Inc., 3.55%, 7/26/27, Callable 4/26/27 @ 100(b)	382,838

Industrial Services (0.0%†):
25,000	SK Invictus Intermediate II Sarl, 5.00%, 10/30/29, Callable 10/30/24 @ 102.5(b)	20,031

Interactive Media & Services (0.1%):
295,000	Tencent Holdings, Ltd., 3.68%, 4/22/41, Callable 10/22/40 @ 100(b)	219,742

National (0.1%):
200,000	Republic of South Africa Government International, 5.88%, 4/20/32	180,246

Principal Amount		Value
Yankee Debt Obligations, continued
Oil, Gas & Consumable Fuels (0.4%):
$200,000	KazMunayGas National Co. JSC, 5.38%, 4/24/30	$181,250
630,000	Petroleos Mexicanos, 6.75%, 9/21/47	404,245
120,000	Petroleos Mexicanos, 7.69%, 1/23/50, Callable 7/23/49 @ 100	83,489
85,000	Petroleos Mexicanos, 6.95%, 1/28/60, Callable 7/28/59 @ 100	53,634
200,000	Petronas Capital, Ltd., 3.50%, 4/21/30, Callable 1/21/30 @ 100(b)	182,753

		905,371

Software (0.0%†):
60,000	Open Text Corp., 6.90%, 12/1/27, Callable 11/1/27 @ 100(b)	60,075

Sovereign Bond (1.2%):
400,000	Abu Dhabi Government International, 2.50%, 9/30/29	358,348
200,000	Arab Republic of Egypt, 7.60%, 3/1/29(b)	162,497
200,000	Brazilian Government International Bond, 3.88%, 6/12/30^	173,685
224,000	Chile Government International Bond, 2.55%, 1/27/32, Callable 10/27/31 @ 100^	184,287
200,000	Colombia Government International Bond, 8.00%, 4/20/33, Callable 1/20/33 @ 100	198,752
200,000	Dominican Republic International Bond, 4.50%, 1/30/30(b)	170,500
225,000	Mexico Government International Bond, 3.75%, 1/11/28	212,984
200,000	Panama Government International Bond, 3.16%, 1/23/30, Callable 10/23/29 @ 100	172,250
200,000	Paraguay Government International Bond, 4.70%, 3/27/27	196,750
200,000	Peruvian Government International Bond, 2.84%, 6/20/30	169,703
200,000	Qatar Government International Bond, 4.50%, 4/23/28	201,667
200,000	Republic of Colombia, 3.00%, 1/30/30, Callable 10/30/29 @ 100	153,689
20,000	Republic of Peru, 4.13%, 8/25/27	19,233
13,000	Republic of Poland Government International Bond, 5.75%, 11/16/32, Callable 8/16/32 @ 100	13,823
200,000	Saudi Government International Bond, 3.63%, 3/4/28	190,924

		2,579,092

Telecommunications (0.1%):
6,202	Intelsat, 0.00%	139,545
540,000	Intelsat, 9.75%, 7/15/25(a)	—
111,000	Intelsat, 8.50%, 10/15/24(a)	—

		139,545

Thrifts & Mortgage Finance (0.3%):
330,000	Nationwide Building Society, 3.77% (US0003M+106 bps), 3/8/24, Callable 3/8/23 @ 100(b)	328,035
140,000	Nationwide Building Society, 4.36% (US0003M+139 bps), 8/1/24, Callable 8/1/23 @ 100(b)	138,317

See accompanying notes to the financial statements.

11

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Yankee Debt Obligations, continued
Thrifts & Mortgage Finance, continued
$245,000	Nationwide Building Society, 2.97% (SOFR+129 bps), 2/16/28, Callable 2/16/27 @ 100(b)	$216,187

		682,539

Tobacco (0.1%):
280,000	Imperial Brands Finance plc, 3.13%, 7/26/24, Callable 6/26/24 @ 100(b)	267,737

Trading Companies & Distributors (0.3%):
140,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 2.45%, 10/29/26, Callable 9/29/26 @ 100	122,276
580,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.30%, 1/30/32, Callable 10/30/31 @ 100	452,173

		574,449

Wireless Telecommunication Services (0.3%):
345,000	Vodafone Group plc, 5.25%, 5/30/48	308,492
468,000	Vodafone Group plc, 4.88%, 6/19/49	396,280

		704,772

Total Yankee Debt Obligations (Cost $19,641,632)		17,452,453

Municipal Bonds (0.6%):
California (0.5%):
700,000	Los Angeles Unified School District, Build America Bonds, GO, 5.76%, 7/1/29	724,402
570,000	Regents of the University of California Medical Center Pooled Revenue, Series N, 3.26%, 5/15/60, Continuously Callable @100	371,612

		1,096,014

New York (0.1%):
420,000	City of New York NY, GO, Series A, 3.00%, 8/1/34, Continuously Callable @100	328,188

Total Municipal Bonds (Cost $1,814,637)		1,424,202

U.S. Government Agency Mortgages (36.8%):
Federal National Mortgage Association (26.1%):
365,071	3.50%, 1/1/32, Pool #AB4262	337,162
45,475	3.00%, 7/1/32, Pool #MA3060	43,345
263,995	3.00%, 10/1/33, Pool #MA1676	247,534
485,000	2.46%, 4/1/40, Pool #BL6060	342,915
923,053	2.00%, 9/1/40, Pool #MA4152	788,495
1,138,706	2.00%, 10/1/40, Pool #MA4176	969,149
212,951	2.00%, 5/1/41, Pool #MA4333	181,426
22,866	4.00%, 8/1/42, Pool #MA1146	21,842
479,742	3.50%, 4/1/43, Pool #MA1404	450,546
215,372	4.50%, 2/1/46, Pool #AL9106	209,704
40,324	Class QA , Series 2018-57, 3.50%, 5/25/46	38,933
177,535	Class PA , Series 2018-55, 3.50%, 1/25/47	170,189
111,026	4.00%, 6/1/47, Pool #AS9830	105,891
108,033	4.00%, 7/1/47, Pool #AS9972	103,019
8,027	4.00%, 8/1/47, Pool #MA3088	7,687
31,400	3.50%, 1/1/48, Pool #MA3238	29,146
676,773	3.50%, 1/1/48, Pool #CA0996	627,149
368,402	4.50%, 5/1/48, Pool #CA1710	359,583
33,413	4.50%, 5/1/48, Pool #CA1711	32,612
276,123	Class CT , Series 2018-43, 3.00%, 6/25/48	244,862

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$221,361	4.50%, 8/1/48, Pool #CA2208	$213,888
729,702	3.50%, 6/1/49, Pool #CA3633	678,378
592,258	3.00%, 9/1/49, Pool #BN7755	530,651
176,785	3.00%, 10/1/49, Pool #MA3811	154,162
7,100,000	4.50%, 1/25/51, TBA	6,851,500
1,753,712	2.00%, 12/1/51, Pool #BQ6913	1,435,233
1,339,595	2.00%, 12/1/51, Pool #MA4492	1,096,333
1,374,341	2.00%, 12/1/51, Pool #BU7089	1,124,747
1,349,627	2.00%, 1/1/52, Pool #CB2767	1,101,187
1,311,039	2.50%, 1/1/52, Pool #MA4512	1,113,537
9,050,000	2.00%, 1/25/52, TBA	7,384,234
1,228,071	2.50%, 2/1/52, Pool #MA4548	1,043,001
1,284,111	2.50%, 3/1/52, Pool #MA4563	1,090,588
1,473,066	2.00%, 4/1/52, Pool #FS1598	1,201,990
2,925,000	4.00%, 1/25/53, TBA	2,749,043
8,525,000	2.50%, 1/25/53, TBA	7,239,590
9,850,000	5.00%, 1/25/53, TBA	9,713,023
5,225,000	3.00%, 1/25/53, TBA	4,594,734
1,675,000	3.50%, 1/25/53, TBA	1,524,512

		56,151,520

Federal Home Loan Mortgage Corporation (7.2%):
168,239	3.00%, 3/1/31, Pool #G18592	159,454
390,894	3.50%, 1/1/34, Pool #G16756	379,509
891,857	3.50%, 4/1/44, Pool #G07848	828,734
1,144,771	3.50%, 4/1/45, Pool #G60023	1,061,279
848,283	4.00%, 12/1/45, Pool #G60344	822,761
508,023	3.50%, 6/1/46, Pool #G08711	473,127
326,559	3.00%, 8/1/46, Pool #G08715	293,385
345,510	3.50%, 8/1/46, Pool #G08716	321,801
87,254	3.00%, 9/1/46, Pool #G08721	78,390
140,461	3.50%, 9/1/46, Pool #G08722	130,816
431,727	3.00%, 10/1/46, Pool #G08726	387,880
486,979	3.00%, 11/1/46, Pool #G08732	437,489
615,286	3.00%, 1/1/47, Pool #G08741	552,782
584,701	3.50%, 4/1/47, Pool #G67703	546,728
48,388	Class PA , Series 4846, 4.00%, 6/15/47	46,865
233,983	3.50%, 12/1/47, Pool #G08792	217,180
767,365	3.50%, 12/1/47, Pool #G67706	715,413
1,481,396	3.50%, 1/1/48, Pool #G67707	1,393,159
266,436	3.50%, 2/1/48, Pool #G08800	246,949
723,328	4.00%, 3/1/48, Pool #G67711	699,554
357,422	3.50%, 3/1/48, Pool #G67710	331,487
63,806	Class CA , Series 4818, 3.00%, 4/15/48	56,438
249,422	3.50%, 6/1/48, Pool #G08816	231,188
2,693	4.00%, 6/1/48, Pool #G67713	2,595
74,360	5.00%, 7/1/48, Pool #G08833	73,543
178,510	4.50%, 10/1/48, Pool #G08843	175,023
1,225,619	2.50%, 2/1/52, Pool #SD8194	1,040,918
1,321,517	2.50%, 4/1/52, Pool #SD8205	1,123,343
673,958	2.00%, 4/1/52, Pool #QE0312	549,995
1,258,029	2.50%, 5/1/52, Pool #SD8212	1,069,380
1,388,972	Class HZ , Series 4639, 3.25%, 4/15/53	1,136,789

		15,583,954

See accompanying notes to the financial statements.

12

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Government National Mortgage Association (3.5%):
$230,871	3.50%, 3/20/46, Pool #MA3521	$215,900
240,362	3.50%, 4/20/46, Pool #MA3597	224,773
45,550	3.50%, 5/20/46, Pool #MA3663	42,595
97,693	3.50%, 9/20/46, Pool #MA3937	91,358
535,032	3.00%, 12/20/46, Pool #MA4126	487,189
394,810	3.50%, 1/20/47, Pool #MA4196	369,200
69,712	5.00%, 3/20/47, Pool #MA4324	71,185
170,558	5.00%, 6/20/47, Pool #MA4513	168,884
76,142	3.50%, 6/20/47, Pool #MA4510	71,099
205,478	4.00%, 9/20/47, Pool #MA4720	198,296
108,642	5.00%, 9/20/47, Pool #MA4722	110,627
247,540	3.00%, 11/20/47, Pool #MA4836	225,021
142,315	4.00%, 11/20/47, Pool #MA4838	137,341
89,076	3.50%, 11/20/47, Pool #MA4837	82,574
734,929	3.50%, 12/20/47, Pool #MA4900	686,270
67,440	4.00%, 12/20/47, Pool #MA4901	65,082
216,290	4.00%, 3/20/48, Pool #MA5078	208,731
424,006	4.50%, 8/20/48, Pool #MA5399	417,938
120,949	4.00%, 9/20/48, Pool #MA5466	116,888
217,684	Class NW , Series 2018-1243.50%, 9/20/48	197,213
159,267	3.00%, 10/20/49, Pool #MA6209	136,839
3,775,000	2.50%, 7/20/53, TBA	3,274,812

		7,599,815

Total U.S. Government Agency Mortgages (Cost $83,397,873)		79,335,289

U.S. Treasury Obligations (27.4%):
U.S. Treasury Bills (1.8%):
3,960,000	0.00%, 5/25/23(d)	3,889,241

U.S. Treasury Bonds (8.7%):
14,692,000	2.00%, 11/15/41	10,571,353
5,610,000	2.38%, 2/15/42	4,312,687
3,920,000	4.00%, 11/15/52	3,962,263

		18,846,303

U.S. Treasury Inflation Index Bonds (0.1%):
297,410	0.63%, 7/15/32	273,282

U.S. Treasury Notes (16.8%):
11,665,000	4.50%, 11/30/24	11,672,291

Principal Amount		Value
U.S. Treasury Obligations, continued
U.S. Treasury Notes, continued
$935,000	4.25%, 12/31/24	$932,224
8,080,000	4.00%, 12/15/25	8,037,075
250,000	4.13%, 10/31/27	251,250
5,345,000	3.88%, 11/30/27	5,323,286
7,895,000	3.88%, 12/31/27	7,864,296
1,980,000	4.13%, 11/15/32	2,027,335

		36,107,757

Total U.S. Treasury Obligations (Cost $62,199,463)		59,116,583

Shares		Value
Rights (0.0%†):
Diversified Financial Services (0.0%†):
649	Intelsat Jackson Holdings SA, Series A CVR, Expires on 1/2/23*(a)	—
649	Intelsat Jackson Holdings SA, Series B CVR, Expires on 1/2/23*(a)	—

		—

Total Rights (Cost $–)		—

Short-Term Security Held as Collateral for Securities on Loan (0.2%):
348,696	BlackRock Liquidity FedFund, Institutional Class , 1.49%(d)(e)	348,696

Total Short-Term Security Held as Collateral for Securities on Loan (Cost $348,696)		348,696

Unaffiliated Investment Company (9.6%):
Money Markets (9.6%):
20,675,476	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 3.90%(d)	20,675,476

Total Unaffiliated Investment Company (Cost $20,675,476)		20,675,476

Total Investment Securities (Cost $286,821,810) — 124.0%(f)		267,432,313
Net other assets (liabilities) — (24.0)%		(51,708,324)

Net Assets — 100.0%		$215,723,989

CVR—Contingent Value Rights

GO—General Obligation

H15T1Y—1 Year Treasury Constant Maturity Rate

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

REIT—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

TBA—To Be Announced Security

US0001M—1 Month US Dollar LIBOR

US0003M—3 Month US Dollar LIBOR

US0006M—6 Month US Dollar LIBOR

See accompanying notes to the financial statements.

13

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2022

*	Non-income producing security.
^	This security or a partial position of this security was on loan as of December 31, 2022. The total value of securities on loan as of December 31, 2022 was $338,761.
+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.
†	Represents less than 0.05%.
(a)	Security was valued using significant unobservable inputs as of December 31, 2022.
(b)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors.
(c)

The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at December 31, 2022.

(d)	The rate represents the effective yield at December 31, 2022.
(e)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2022.
(f)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts shown as “—“ are either 0 or round to less than 1.

Percentages indicated are based on net assets as of December 31, 2022.

Futures Contracts

At December 31, 2022, the Fund’s open futures contracts were as follows:

Short Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

Euro-Bobl March Futures (Euro)	3/8/23	2	$(247,774)	$7,318

Euro-Bund March Futures (Euro)	3/8/23	1	(142,275)	8,464

U.S. Treasury 10-Year Note March Futures (U.S. Dollar)	3/22/23	21	(2,483,906)	6,606

				$22,388

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

U.S. Treasury 2-Year Note March Futures (U.S. Dollar)	3/31/23	213	$43,681,641	$38,586

U.S. Treasury 5-Year Note March Futures (U.S. Dollar)	3/31/23	62	6,691,641	(4,439)

Ultra Long Term U.S. Treasury Bond March Futures (U.S. Dollar)	3/22/23	2	268,625	(10,855)

				$23,292

Total Net Futures Contracts				$45,680

Forward Currency Contracts

At December 31, 2022, the Fund’s open forward currency contracts were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)

U.S. Dollar	321,887	European Euro	325,000	Citigroup	1/13/23	$(26,282)

U.S. Dollar	19,006	European Euro	18,000	Citigroup	1/13/23	(277)

Total Net Forward Currency Contracts						$(26,559)

See accompanying notes to the financial statements.

14

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2022

Swap Agreements

At December 31, 2022, the Fund’s centrally-cleared swap agreements were as follows:

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Expiration Date	Notional Amount	Upfront Premiums Paid/ (Received)		Value	Unrealized Appreciation/ (Depreciation)

3-Month U.S. Dollar LIBOR	Quarterly	1.0335%	Semi-annually	7/24/25	5,065,000	USD	$—	$(306,262)	$(306,262)

3-Month U.S. Dollar LIBOR	Quarterly	1.0255%	Semi-annually	7/24/25	6,840,000	USD	—	(414,600)	(414,600)

3-Month U.S. Dollar LIBOR	Quarterly	1.0725%	Semi-annually	7/24/25	3,420,000	USD	—	(204,334)	(204,334)

3-Month U.S. Dollar LIBOR	Quarterly	1.39%	Semi-annually	9/28/25	7,585,000	USD	—	(383,093)	(383,093)

1.785%	Semi-annually	3-Month U.S. Dollar LIBOR	Quarterly	7/24/53	425,000	USD	—	128,156	128,156

1.7725%	Semi-annually	3-Month U.S. Dollar LIBOR	Quarterly	7/24/53	570,000	USD	—	173,185	173,185

1.8075%	Semi-annually	3-Month U.S. Dollar LIBOR	Quarterly	7/24/53	285,000	USD	—	84,765	84,765

1.87%	Semi-annually	3-Month U.S. Dollar LIBOR	Quarterly	9/28/53	645,000	USD	—	180,824	180,824

								$(741,359)	$(741,359)

Balances Reported in the Statement of Assets and Liabilities for Forward Currency Contracts and Swap Agreements

	Swap Premiums Paid	Swap Premiums Received	Receivable for Variation Margin	Payable for Variation Margin

Centrally cleared swap agreements	$—	$—	$—	$(110,378)

			Unrealized Appreciation	Unrealized Depreciation

Forward currency contracts	$—	$—	$—	$(26,559)

See accompanying notes to the financial statements.

15

AZL MetWest Total Return Bond Fund

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investment securities, at cost	$286,821,810

Investment securities, at value(a)	$267,432,313
Deposit at broker for futures contracts collateral	1,029,000
Deposit at broker for swaps agreements collateral	328,721
Interest and dividends receivable	1,274,133
Receivable for capital shares issued	743
Receivable for investments sold	243,296
Receivable for TBA investments sold	2,793,109
Prepaid expenses	252

Total Assets	273,101,567

Liabilities:
Cash overdraft	16,461
Unrealized depreciation on forward currency	26,559
Payable for investments purchased	9,662,983
Payable for TBA investments purchased	46,473,483
Payable to Broker	550,000
Payable for collateral received on loaned securities	348,696
Payable for variation margin on futures contracts	36,092
Payable for variation margin on swap agreements	110,378
Management fees payable	93,350
Administration fees payable	9,000
Distribution fees payable	46,675
Custodian fees payable	904
Administrative and compliance services fees payable	209
Transfer agent fees payable	286
Trustee fees payable	521
Other accrued liabilities	1,981

Total Liabilities	57,377,578

Net Assets	$215,723,989

Net Assets Consist of:
Paid in capital	$252,972,872
Total distributable earnings	(37,248,883)

Net Assets	$215,723,989

Shares of beneficial interest (unlimited number of shares authorized, no par value)	25,418,949
Net Asset Value (offering and redemption price per share)	$8.49

(a)	Includes securities on loan of $338,761.

Statement of Operations

For the Year Ended December 31, 2022

Investment Income:
Interest	$7,370,686
Dividends	114,525
Income from securities lending	1,154

Total Investment Income	7,486,365

Expenses:
Management fees	1,453,479
Administration fees	70,327
Distribution fees	605,613
Custodian fees	15,867
Administrative and compliance services fees	3,432
Transfer agent fees	6,104
Trustee fees	13,738
Professional fees	10,578
Shareholder reports	3,970
Other expenses	6,907

Total expenses before reductions	2,190,015
Less Management fees contractually waived	(242,243)

Net expenses	1,947,772

Net Investment Income/(Loss)	5,538,593

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities	(21,015,003)
Net realized gains/(losses) on forward currency contracts	46,485
Net realized gains/(losses) on futures contracts	(974,698)
Net realized gains/(losses) on swap agreements	(7,610)
Net realized gains/(losses) on written options contracts	(562,907)
Change in net unrealized appreciation/depreciation on securities	(23,504,590)
Change in net unrealized appreciation/depreciation on forward currency contracts	(51,184)
Change in net unrealized appreciation/depreciation on futures contracts	40,130
Change in net unrealized appreciation/depreciation on written options contracts	(13,425)
Change in net unrealized appreciation/depreciation on swap agreements	(528,374)

Net realized and Change in net unrealized gains/losses on investments	(46,571,176)

Change in Net Assets Resulting From Operations	$(41,032,583)

See accompanying notes to the financial statements.

16

AZL MetWest Total Return Bond Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021

Change In Net Assets:
Operations:
Net investment income/(loss)	$5,538,593	$2,612,736
Net realized gains/(losses) on investments	(22,513,733)	49,078
Change in unrealized appreciation/depreciation on investments	(24,057,443)	(6,538,739)

Change in net assets resulting from operations	(41,032,583)	(3,876,925)

Distributions to Shareholders:
Distributions	(2,782,408)	(19,638,536)

Change in net assets resulting from distributions to shareholders	(2,782,408)	(19,638,536)

Capital Transactions:
Proceeds from shares issued	1,996,198	17,585,557
Proceeds from dividends reinvested	2,782,407	19,638,536
Value of shares redeemed	(33,735,053)	(20,998,964)

Change in net assets resulting from capital transactions	(28,956,448)	16,225,129

Change in net assets	(72,771,439)	(7,290,332)
Net Assets:
Beginning of period	288,495,428	295,785,760

End of period	$215,723,989	$288,495,428

Share Transactions:
Shares issued	222,107	1,632,332
Dividends reinvested	332,029	1,942,486
Shares redeemed	(3,721,079)	(1,973,539)

Change in shares	(3,166,943)	1,601,279

See accompanying notes to the financial statements.

17

AZL MetWest Total Return Bond Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated. Does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.)

	Year Ended December 31,
	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Period	$10.09	$10.96	$10.55	$9.97	$10.20

Investment Activities:
Net Investment Income/(Loss)	0.21 (a)	0.09 (a)	0.16 (a)	0.25 (a)	0.26
Net Realized and Unrealized Gains/(Losses) on Investments	(1.70)	(0.23)	0.74	0.60	(0.29)

Total from Investment Activities	(1.49)	(0.14)	0.90	0.85	(0.03)

Distributions to Shareholders From:
Net Investment Income	(0.10)	(0.16)	(0.30)	(0.27)	(0.20)
Net Realized Gains	(0.01)	(0.57)	(0.19)	—	—

Total Dividends	(0.11)	(0.73)	(0.49)	(0.27)	(0.20)

Net Asset Value, End of Period	$8.49	$10.09	$10.96	$10.55	$9.97

Total Return (b)	(14.76)%	(1.33)%	8.58%	8.49%	(0.21)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$215,724	$288,495	$295,786	$318,407	$321,344
Net Investment Income/(Loss)	2.29%	0.88%	1.47%	2.37%	2.25%
Expenses Before Reductions(c)	0.90%	0.91%	0.92%	0.91%	0.91%
Expenses Net of Reductions	0.80%	0.81%	0.82%	0.81%	0.85%
Portfolio Turnover Rate	277%	258%	211%	203%	184%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

18

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2022

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL MetWest Total Return Bond Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

On December 13, 2022, the Board unanimously approved a reorganization whereby the AZL Fidelity Institutional Asset Management Total Bond Fund will acquire all of the assets and liabilities of the Fund and costs related to the reorganization will be paid by the Manager.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. The Fund will not pay for such securities or start earning interest on them until they are received. When the Fund agrees to purchase securities on a when-issued basis, the Fund will segregate or designate cash or liquid assets equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. The Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

19

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2022

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust.

This report does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned on the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2022 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $145 during the year ended December 31, 2022. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $348,696 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2022. At December 31, 2022, there were no master netting provisions in the securities lending agreement.

TBA Purchase and Sale Commitments

The Fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The Fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the Fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the Fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the Fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral held, if any, by such counterparty. As of December 31, 2022, no collateral had been posted by the Fund to counterparties for TBAs.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2022, the Fund did not engage in any Rule 17a-7 transactions.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2022, the Fund entered into forward currency contracts in connections with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The

20

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2022

forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. For the year ended December 31, 2022, the monthly average notional for long contracts was $0.01 million, and the monthly average notional amount for short contracts was $0.4 million. Realized gains and losses are reported as “Net realized gains/(losses) on forward currency contracts” on the Statement of Operations.

Futures Contracts

During the year ended December 31, 2022, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”), if any, is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2022, the monthly average notional amount for long contracts was $26.9 million, and the monthly average notional amount for short contracts was $4.6 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Options Contracts

The Fund may purchase or write put and call options on a security or an index of securities. During the year ended December 31, 2022, the Fund purchased and wrote call and put options to increase or decrease its exposure to risk associated with underlying instruments (including equity risk, interest rate risk and/or foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums.

Purchased Options Contracts — The Fund pays a premium which is included in “Investments, at value” on the Statement of Assets and Liabilities and marked to market to reflect the current value of the option when purchasing options. Premiums paid for purchasing options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain/loss on the transaction. The Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract.

Written Options Contracts — The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written when writing options. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and is required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value. At December 31, 2022, there were no open written options contracts. The monthly average gross notional amount for written options was $0.02 million for the year ended December 31, 2022. Realized gains and losses are reported as “Net realized gains/(losses) on written options contracts” on the Statement of Operations.

Swap Agreements

The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The Fund may enter into swap agreements to manage its exposure to market, interest rate, foreign currencies and credit risk. The value of swap agreements are equal to the Fund’s obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements. In connection with these arrangements, securities may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default or bankruptcy by the counterparty.

Swaps are marked to market daily pursuant to valuation procedures approved by the Trustees and the change in value, if any, is recorded as unrealized gain or loss. For OTC swaps, payments received or made at the beginning of the measurement period are recorded as realized gain or loss upon termination or maturity of the OTC swap. A liquidation payment received or made at the termination of the OTC swap is recorded as a realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains (losses). Upon entering a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or assets determined to be liquid (the amount is subject to the clearing organization that clears the trade). Daily changes in valuation of centrally cleared swaps, if any, are reported as “Payable/Receivable for variation margin on centrally cleared swap agreements” on the Statement of Assets and Liabilities.

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties or clearing house to perform. The counterparty risk for centrally cleared swap agreements is generally lower than for OTC swap agreements because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to a clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members will satisfy its obligations to the Fund.

The notional amounts reflect the extent of the total investment exposure the Fund has under the swap agreement. The Fund bears the risk of loss of the amount expected to be received under a swap agreement (i.e., any unrealized appreciation) in the event of the default or bankruptcy of the swap agreement counterparty. The notional amount and related unrealized appreciation (depreciation) of each swap agreement at period end is disclosed in the swap tables in the Schedule of Portfolio Investments. The Fund is a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, such as OTC swap contracts, entered into by the Fund, and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding OTC swap transactions under the applicable ISDA Master Agreement.

21

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2022

Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional amount and are subject to interest rate risk exposure. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. As of December 31, 2022, the Fund entered into OTC and centrally cleared interest rate swap agreements to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). The monthly average gross notional amount for interest rate swaps was $29.1 million for the year ended December 31, 2022.

Summary of Derivative Instruments

The following is a summary of the values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2022:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Value	Statement of Assets and Liabilities Location	Total Value

Interest Rate Risk

Futures Contracts	Receivable for variation margin on futures contracts*	$60,974	Payable for variation margin on futures contracts*	$15,294

Interest Rate Swap Agreements	Receivable for variation margin on swap contracts*	566,930	Payable for variation margin on swap contracts*	1,308,289

Foreign Exchange Risk

Forward Currency Contracts	Unrealized appreciation on forward currency contracts	—	Unrealized depreciation on forward currency contracts	26,559

*

For futures contracts and centrally-cleared swap agreements, the amounts represent the cumulative appreciation/depreciation of these futures contracts and centrally-cleared swap agreements as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as variation margin on futures contracts and centrally-cleared swap agreements.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2022:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Currency Risk

Purchased Options Contracts	Net realized gains/(losses) on securities/ Change in net unrealized appreciation/depreciation on securities	$(100,476)	$30,994

Written Options Contracts	Net realized gains/(losses) on written options contracts/ Change in net unrealized appreciation/depreciation on written options contracts	(562,907)	(13,425)

Interest Rate Risk

Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	(974,698)	40,130

Interest Rate Swap Agreements	Net realized gains/(losses) on swap agreements/ Change in net unrealized appreciation/depreciation on swap agreements	(7,610)	(528,374)

Purchased Swaptions Contracts	Net realized gains/(losses) on securities/ Change in net unrealized appreciation/depreciation on securities	(35,990)	5,397

Foreign Exchange Risk

Forward Currency Contracts	Net realized gains/(losses) on forward currency contracts/ Change in net unrealized appreciation/depreciation on forward currency contracts	46,485	(51,184)

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to transact net amounts in accordance with the master netting agreements at December 31, 2022. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Statement of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2022.

22

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2022

As of December 31, 2022, the Fund’s derivative assets and liabilities by type were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward currency contracts	$—	$26,559
Futures contracts	—	36,092
Written option contracts	—	—

Swap agreements	—	110,378

Total derivative assets and liabilities in the Statement of Assets and Liabilities	—	173,029
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	—	(146,470)

Total assets and liabilities subject to a MNA	$—	$26,559

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under MNA and net of the related collateral received by the Fund as of December 31, 2022:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Derivative Liabilities

Citigroup	$26,559	$—	$—	$—	$26,559

Total	$26,559	$—	$—	$—	$26,559

*

The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with Metropolitan West Asset Management, LLC (“MetWest”), MetWest provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Management fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2024.

For the year ended December 31, 2022, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL MetWest Total Return Bond Fund	0.60%	0.91%

*

The Manager waived, prior to any application of expense limit, the management fee to 0.50% on all assets in order to maintain a more competitive expense ratio. The Manager reserves the right to increase the management fee to the amount shown in the table above (i.e., discontinue the waiver) at any time after April 30, 2024.

Any amounts waived or reimbursed by the Manager with respect to the annual expense limit in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2022, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

Management fees, which the Manager may waive in order to maintain more competitive expense ratios, are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations, as applicable.

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of combined average daily net assets of the Funds on the first $4 billion, 0.04% of combined average daily net assets of the Funds on the next $2 billion, 0.02% of combined average daily net assets of the Funds on the next $2 billion and 0.01% of combined average daily net assets of the Funds over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

23

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2022

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are determined pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Options are generally valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, which are then typically categorized as Level 1 in the fair value hierarchy. For options where market quotations are not readily available, fair value procedures as described below may be applied.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source in accordance with valuation procedures approved by the Board. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Forward currency contracts are generally valued at the forward foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations have become unreliable or are not readily available as defined in Rule 2a-5 under the 1940 Act are valued in accordance with valuation procedures approved by the Board. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with valuation procedures approved by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. These procedures include the Fund’s use of a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The Board has designated the Manager to perform the Fund’s fair value determinations in accordance with valuation procedures approved by the Board. The effect of using fair value pricing is that the Fund’s NAV will be subject to the judgment of the Manager. The Manager’s fair valuation process is subject to the oversight of the Board.

The following is a summary of the valuation inputs used as of December 31, 2022 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3		Total

Asset Backed Securities	$—	$13,119,886	$—		$13,119,886
Collateralized Mortgage Obligations	—	25,755,511	—		25,755,511
Corporate Bonds+	—	49,857,605	—		49,857,605
Foreign Bonds+	—	346,612	—		346,612
Yankee Debt Obligations+	—	17,452,453	—	#	17,452,453
Municipal Bonds	—	1,424,202	—		1,424,202
U.S. Government Agency Mortgages	—	79,335,289	—		79,335,289
U.S. Treasury Obligations	—	59,116,583	—		59,116,583
Rights+	—	—	—	#	—
Short-Term Security Held as Collateral for Securities on Loan	348,696	—	—		348,696
Unaffiliated Investment Company	20,675,476	—	—		20,675,476

Total Investment Securities	21,024,172	246,408,141	—		267,432,313

Other Financial Instruments:*
Futures Contracts	45,680	—	—		45,680
Forward Currency Contracts	—	(26,559)	—		(26,559)
Interest Rate Swaps	—	(741,359)	—		(741,359)

Total Investments	$21,069,852	$245,640,223	$—		$266,710,075

24

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2022

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

#	Represents the interest in securities that were determined to have a value of zero at December 31, 2022.

*

Other Financial Instruments would include any derivative instruments, such as futures contracts, forward currency contracts and interest rate swaps. Futures contracts and interest rate swaps are generally presented in the financial statements at variation margin. Forward currency contracts are generally presented in the financial statements at the unrealized gain or loss on the investments.

5. Security Purchases and Sales

For the year ended December 31, 2022, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL MetWest Total Return Bond Fund	$634,199,989	$659,484,057

For the year ended December 31, 2022, purchases and sales of long-term U.S. government securities were as follows:

	Purchases	Sales

AZL MetWest Total Return Bond Fund	$581,308,990	$621,349,349

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk. The Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Fund.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default.

Foreign Securities Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may impair or otherwise limit the ability to invest in, receive, hold or sell the securities of such companies.

Interest Rate Risk: Debt securities held by the Fund may decline in value due to rising interest rates. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

London Interbank Offering Rate (“LIBOR”) Risk: Certain investments held by the Fund may pay or receive interest at floating rates based on LIBOR. The United Kingdom Financial Conduct Authority ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. The transition away from LIBOR could result in increased volatility and uncertainty in markets tied to LIBOR. The elimination of LIBOR may adversely affect the market for, or value of, specific securities or payments linked to LIBOR rates, the availability or terms of borrowing or refinancing, or the effectiveness of hedging strategies. To the extent that the Fund’s investments have maturities which extend beyond the transition period, the applicable interest rates might be subject to change if there is a transition from the LIBOR reference rate. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor or SOFR) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

Mortgage-Related and Other Asset-Backed Securities Risk: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, investments in mortgage related securities may cause the fund to exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If the Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

7. Coronavirus (COVID-19) Pandemic

The global outbreak of the COVID-19 strain of the coronavirus has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may adversely impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objective(s).

25

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2022

8. Recent Regulatory Pronouncements

In December 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-06 “Reference Rate Reform (Topic 848)”. ASU No. 2022-06 updates and clarifies ASU No. 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of LIBOR and other interbank-offered reference rates. The temporary relief provided by ASU No. 2022-06 is effective immediately for certain reference rate-related contract modifications that occur through December 31, 2024. Management does not expect ASU No. 2022-06 to have a material impact on the financial statements.

9. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2022 is $287,301,905. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$65,676
Unrealized (depreciation)	(19,935,268)

Net unrealized appreciation/(depreciation)	$(19,869,592)

As of the end of its tax year ended December 31, 2022, the Fund had capital loss carry forwards (“CLCFs”) as summarized in the table below. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset.

CLCFs not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total Amount

AZL MetWest Total Return Bond Fund	$18,490,686	$3,674,542	$22,165,228

The tax character of dividends paid to shareholders during the year ended December 31, 2022 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MetWest Total Return Bond Fund	$2,625,962	$156,446	$2,782,408

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2021, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MetWest Total Return Bond Fund	$15,196,680	$4,441,856	$19,638,536

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2022, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL MetWest Total Return Bond Fund	$5,528,955	$—	$(22,165,228)	$(19,869,398)	$(36,505,671)

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, foreign currency gains or losses, straddles and other miscellaneous differences.

26

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2022

10. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2022, the Fund had multiple shareholder accounts which are affiliated with the Manager representing ownership in excess of 75% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements, except as noted below.

The reorganization, as discussed in Note 1, whereby the AZL Fidelity Institutional Asset Management Total Bond Fund will acquire all of the assets and liabilities of the Fund, is expected to be completed on or about March 10, 2023.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL MetWest Total Return Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL MetWest Total Return Bond Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 23, 2023

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

28

Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2022, the Fund declared net long-term capital gain distributions of $156,446.

29

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

30

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2024 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s) and certain competitor or “peer group” funds), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall-out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2022. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 14 and 21, 2022, and September 13, 2022, as well as in various other meetings preceding those meetings. Accordingly, the Advisory Contracts were approved by the Board at an in-person meeting on September 13, 2022. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2024. Additionally, at a subsequent meeting held December 13, 2022, the Board considered and approved a recommendation to reduce, through at least April 30, 2024, the management fee of the AZL FIAM Total Bond Fund.

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In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for others to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2022 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 14 and 21, 2022, and September 13, 2022, the Manager reported that for the one-year period ended December 31, 2021, nine Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40% of their respective Lipper peer groups. For the three-year period ended December 31, 2021, six Funds were in the top 40%, six were in the middle 20% and seven were in the bottom 40% of their respective Lipper peer groups. For the five-year period ended December 31, 2021, seven Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40% of their respective Lipper peer groups. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Five Funds, the AZL Russell 1000 Value Index Fund, AZL MSCI Emerging Markets Equity Index Fund, AZL Enhanced Bond Index Fund, AZL MetWest Total Return Bond Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Russell 1000 Value Index Fund and the AZL MSCI Emerging Markets Equity Index Fund in December 2021, of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund in February 2022, and of the AZL MetWest Total Return Fund in September 2021, to receive and review enhanced reporting on each Fund’s current investment strategy, process and outlook. As a result of these discussions, the Board understood that the underperformance of these Funds was primarily a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board considered that the Funds that are index funds seek to track their respective indices and do not take defensive positions under any market conditions, including in periods of market decline. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by low short-term interest rates during the periods measured.

The Board considered that the AZL DFA Five-Year Global Fixed Income Fund, which was in the bottom 40% for the three- and five-year periods, had shown improved relative performance in more recent periods.

At the Board meeting held September 13, 2022, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2022.

Thus, at the Board meeting held September 13, 2022, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2022, 18 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2021 for the 19 Funds was as follows: (1) 18 of the Funds had management fee rankings at or below the 65th percentile (with 14 Funds at or below the 50th percentile); and (2) for the AZL MSCI Global Equity Index Fund, it was determined that there was poor peer group comparability due to there being only one other fund in the category. In addition, the Board also considered that the AZL Enhanced Bond Index Fund ranked at the 63rd percentile in the bond index category, but that the Fund’s enhanced bond strategy lacks direct peers.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

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The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2019 through 2021. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. In considering profitability information, the Board considered the possible effect of any fall-out benefits to the Subadvisers and their affiliates. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds (other than AZL FIAM Multi-Strategy Fund, AZL FIAM Total Bond Fund, and AZL MSCI Global Equity Index Fund) do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of June 30, 2022, were approximately $14.8 billion, and that no single Fund had assets in excess of $2.5 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as Fund assets change. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the FOF Trust, and ETF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	50	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	50	Diamond Hill Funds (10 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	50	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	50	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019-2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc. (a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	50	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	50	None

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	50	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.

(2)	Indefinite.

(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

34

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Associate General Counsel, Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti- Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the FOF Trust, 2014 to present, and the ETF Trust, 2020 to present.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.

(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

35

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1222 02/23

AZL® Mid Cap Index Fund

Annual Report

December 31, 2022

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 10

Statement of Operations Page 10

Statements of Changes in Net Assets Page 11

Financial Highlights Page 12

Notes to the Financial Statements Page 13

Report of Independent Registered Public Accounting Firm Page 19

Other Federal Income Tax Information Page 20

Other Information Page 21

Approval of Investment Advisory and Subadvisory Agreements Page 22

Information about the Board of Trustees and Officers Page 25

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Mid Cap Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Mid Cap Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2022?*

For the year ended December 31, 2022, the AZL® Mid Cap Index Fund (Class 2 Shares) (the “Fund”) returned (13.55)%. That compared to a (13.06)% return for its benchmark, the S&P MidCap 400® Index.1

The Fund seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® Index (the “Index”). The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of mid-cap stock performance. It is an unmanaged, market capitalization-weighted index composed of mid-capitalization U.S. equities.

In the first quarter of 2022, the Russian invasion of Ukraine added fuel to existing concerns over rising inflation, interest rate hikes, and rising commodity prices. U.S. economic data, including employment numbers and corporate earnings, remained strong, however. This dynamic complicated matters for the Federal Reserve (the Fed) as it announced a 25-basis-point increase in short-term rates in March to attempt to combat inflation. The Fed also signaled additional rate increases throughout the rest of the year.

During the second quarter, inflation continued to rise, and investors grew increasingly concerned the Fed would not be able to avoid a recession as it sought to check rising consumer prices. Consumer sentiment fell as both prices and the cost of borrowing rose, putting downward pressure on domestic equity market valuations. The Fed added to that pressure with an increasingly hawkish tone, indicating it was willing to accept higher unemployment rates if that was required to rein in inflation.

Equity markets staged a rally in the third quarter as the Fed initially softened its tone in recognition of the many obstacles that threatened economic growth. In support of this shift, data indicated that GDP growth had declined over the first two quarters of 2022. Other data, including employment and wage growth figures, indicated the economy remained resilient, but investors appeared to take the slowdown in GDP growth as a sign the Fed would ease its current policy-tightening trend. By the end of the quarter, however, the Fed’s tone shifted once again, this time toward a more hawkish stance. Inflation data remained stubbornly high during the summer, and Fed Chair Jerome

Powell reaffirmed the Fed’s commitment to fighting inflation. The announcement pushed equity markets lower, erasing the gains from earlier in the quarter.

In the fourth quarter, stocks once again staged a rally despite tighter monetary policies. Markets posted gains in both October and November before giving up those gains during December. The Fed raised interest rates at its December meeting, bringing the total rate increase to 450 basis points for the year, and reiterated its plan to continue tightening into 2023. Equity markets fell in response, closing out the year posting their worst annual returns in over a decade.

The sectors within the Index posted mixed returns over the year, with the energy, utilities, and consumer staples sectors among the best performers, while the health care, consumer discretionary, and real estate sectors lagged.

The Fund uses exchange-traded futures for the purpose of efficient portfolio management, and these derivatives did not have a significant impact on the Fund’s return in 2022. Futures are not used for speculative or leveraged positions in the portfolio and we hold cash to fully cover all outstanding futures positions. The Fund’s use of futures contracts provides immediate market exposure proportionate to cash accruals and investable cash within the portfolio. Skillful cash management and cash equitization are critical to minimizing the potential impact of cash drag and ensure tight tracking to the benchmark.

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2022.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® Mid Cap Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the Standard & Poor’s MidCap 400 Index (“S&P 400”) as closely as possible. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the S&P 400 and in derivative instruments linked to the S&P 400, primarily futures contracts.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2022
	Inception Date	1 Year	3 Year	5 Year	10 Years	Since Inception
AZL® Mid Cap Index Fund (Class 1 Shares)	10/14/2016	(13.34)%	7.26%	6.62%	—	9.36%
AZL® Mid Cap Index Fund (Class 2 Shares)	5/1/2009	(13.55)%	6.98%	6.34%	10.26%	12.43%
S&P MidCap 400 Index	5/1/2009	(13.06)%	7.23%	6.71%	10.78%	13.08%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® Mid Cap Index Fund (Class 1 Shares)	0.32%
AZL® Mid Cap Index Fund (Class 2 Shares)	0.57%

The above expense ratios are based on the current Fund prospectus dated April 29, 2022. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.46% for Class 1 Shares and 0.71% for Class 2 Shares through April 30, 2024. Additional information pertaining to the December 31, 2022 expense ratios can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s MidCap 400 Index (“S&P 400”), which is a widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indexes that can be used as building blocks for portfolio composition. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Mid Cap Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Mid Cap Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL Mid Cap Index Fund, Class 1	$1,000.00	$1,078.70	$1.62	0.31%

AZL Mid Cap Index Fund, Class 2	$1,000.00	$1,077.70	$2.93	0.56%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL Mid Cap Index Fund, Class 1	$1,000.00	$1,023.64	$1.58	0.31%

AZL Mid Cap Index Fund, Class 2	$1,000.00	$1,022.38	$2.85	0.56%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Industrials	19.5%

Financials	15.0

Consumer Discretionary	13.9

Information Technology	12.0

Health Care	10.1

Real Estate	8.0

Materials	6.5

Utilities	4.0

Consumer Staples	4.0

Energy	3.9

Communication Services	2.0

Total Common Stocks	98.9

Unaffiliated Investment Company	1.0

Short-Term Security Held as Collateral for Securities on Loan	0.2

Total Investment Securities	100.1

Net other assets (liabilities)	(0.1)

Net Assets	100.0%

3

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks (98.9%):
Aerospace & Defense (1.2%):
27,315	Axon Enterprise, Inc.*	$4,532,378
15,563	Curtiss-Wright Corp.	2,598,865
34,275	Hexcel Corp.	2,017,084
23,187	Mercury Systems, Inc.*	1,037,386

		10,185,713

Air Freight & Logistics (0.4%):
48,300	GXO Logistics, Inc.*	2,061,927
46,179	XPO Logistics, Inc.*	1,537,299

		3,599,226

Airlines (0.1%):
131,062	JetBlue Airways Corp.*	849,282

Auto Components (1.4%):
38,129	Adient plc*	1,322,695
52,184	Dana, Inc.	789,544
17,131	Fox Factory Holding Corp.*	1,562,861
95,117	Gentex Corp.	2,593,840
113,679	Goodyear Tire & Rubber Co. (The)*	1,153,842
23,984	Lear Corp.	2,974,496
11,393	Visteon Corp.*	1,490,546

		11,887,824

Automobiles (0.5%):
53,805	Harley-Davidson, Inc.	2,238,288
21,753	Thor Industries, Inc.	1,642,134

		3,880,422

Banks (7.0%):
61,028	Associated Banc-Corp.	1,409,137
16,110	Bank of Hawaii Corp.	1,249,492
44,752	Bank OZK	1,792,765
74,360	Cadence Bank	1,833,718
30,376	Cathay General Bancorp	1,239,037
46,202	Commerce Bancshares, Inc.	3,144,970
25,942	Cullen/Frost Bankers, Inc.	3,468,445
57,005	East West Bancorp, Inc.	3,756,629
141,832	F.N.B. Corp.	1,850,908
52,137	First Financial Bankshares, Inc.	1,793,513
217,074	First Horizon Corp.	5,318,313
67,743	Fulton Financial Corp.	1,140,115
44,808	Glacier Bancorp, Inc.	2,214,411
34,844	Hancock Whitney Corp.	1,686,101
77,148	Home Bancshares, Inc.	1,758,203
21,593	International Bancshares Corp.	988,096
118,339	Old National Bancorp	2,127,735
47,341	PacWest Bancorp	1,086,476
30,967	Pinnacle Financial Partners, Inc.	2,272,978
36,987	Prosperity Bancshares, Inc.	2,688,215
58,806	Synovus Financial Corp.	2,208,165
20,314	Texas Capital Bancshares, Inc.*	1,225,137
17,597	UMB Financial Corp.	1,469,701
88,426	Umpqua Holdings Corp.	1,578,404
54,404	United Bankshares, Inc.	2,202,818
169,481	Valley National Bancorp	1,916,830
71,130	Webster Financial Corp.	3,367,294
24,726	Wintrust Financial Corp.	2,089,842

		58,877,448

Shares		Value
Common Stocks, continued
Beverages (0.5%):
3,836	Boston Beer Co., Inc. (The), Class A*	$1,264,039
16,203	Celsius Holdings, Inc.*	1,685,760
1,884	Coca-Cola Consolidated, Inc.	965,286

		3,915,085

Biotechnology (2.0%):
42,861	Arrowhead Pharmaceuticals, Inc.*	1,738,442
129,568	Exelixis, Inc.*	2,078,271
54,791	Halozyme Therapeutics, Inc.*	3,117,608
38,689	Neurocrine Biosciences, Inc.*	4,621,014
18,412	United Therapeutics Corp.*	5,120,193

		16,675,528

Building Products (2.6%):
59,638	Builders FirstSource, Inc.*	3,869,313
20,924	Carlisle Cos., Inc.	4,930,741
51,801	Fortune Brands Innovations, Inc.	2,958,355
13,021	Lennox International, Inc.	3,115,014
37,870	Owens Corning	3,230,311
17,428	Simpson Manufacturing Co., Inc.	1,545,166
44,936	Trex Co., Inc.*	1,902,141

		21,551,041

Capital Markets (1.7%):
15,413	Affiliated Managers Group, Inc.	2,441,882
14,506	Evercore, Inc., Class A	1,582,314
34,381	Federated Hermes, Inc., Class B	1,248,374
41,495	Interactive Brokers Group, Inc., Class A	3,002,163
53,791	Janus Henderson Group plc	1,265,164
41,655	SEI Investments Co.	2,428,487
42,843	Stifel Financial Corp.	2,500,746

		14,469,130

Chemicals (2.6%):
20,062	Ashland, Inc.	2,157,267
34,538	Avient Corp.	1,166,003
22,901	Cabot Corp.	1,530,703
61,155	Chemours Co. (The)	1,872,566
14,431	Ingevity Corp.*	1,016,520
2,807	NewMarket Corp.	873,286
51,614	Olin Corp.	2,732,445
52,188	RPM International, Inc.	5,085,721
16,240	Scotts Miracle-Gro Co. (The)	789,102
17,118	Sensient Technologies Corp.	1,248,244
71,834	Valvoline, Inc.	2,345,380
13,925	Westlake Corp.	1,427,869

		22,245,106

Commercial Services & Supplies (1.5%):
19,258	Brink’s Co. (The)	1,034,347
20,279	Clean Harbors, Inc.*	2,314,240
54,447	IAA, Inc.*	2,177,880
14,989	MSA Safety, Inc.	2,161,264
37,065	Stericycle, Inc.*	1,849,173
21,502	Tetra Tech, Inc.	3,121,875

		12,658,779

Communications Equipment (0.8%):
23,060	Calix, Inc.*	1,577,996
60,706	Ciena Corp.*	3,094,792

See accompanying notes to the financial statements.

4

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Communications Equipment, continued
27,791	Lumentum Holdings, Inc.*	$1,449,856
30,414	ViaSat, Inc.*	962,603

		7,085,247

Construction & Engineering (2.2%):
56,492	AECOM	4,797,865
11,969	Dycom Industries, Inc.*	1,120,298
19,311	EMCOR Group, Inc.	2,860,152
57,662	Fluor Corp.*	1,998,565
23,726	MasTec, Inc.*	2,024,540
82,261	MDU Resources Group, Inc.	2,495,799
8,637	Valmont Industries, Inc.	2,855,997

		18,153,216

Construction Materials (0.2%):
14,930	Eagle Materials, Inc.	1,983,451

Consumer Finance (0.4%):
15,282	FirstCash Holdings, Inc.	1,328,159
42,863	Navient Corp.	705,096
101,645	SLM Corp.	1,687,307

		3,720,562

Containers & Packaging (0.9%):
26,431	AptarGroup, Inc.	2,906,881
10,728	Greif, Inc., Class A	719,420
34,078	Silgan Holdings, Inc.	1,766,603
39,418	Sonoco Products Co.	2,393,067

		7,785,971

Diversified Consumer Services (1.1%):
1,591	Graham Holdings Co., Class B	961,298
12,428	Grand Canyon Education, Inc.*	1,313,142
62,998	H&R Block, Inc.	2,300,057
62,325	Service Corp. International	4,309,151

		8,883,648

Diversified Financial Services (0.6%):
75,227	Jefferies Financial Group, Inc.	2,578,782
39,906	Voya Financial, Inc.	2,453,820

		5,032,602

Diversified Telecommunication Services (0.6%):
89,808	Frontier Communications Parent, Inc.*	2,288,308
51,365	Iridium Communications, Inc.*	2,640,161

		4,928,469

Electric Utilities (1.5%):
23,146	ALLETE, Inc.	1,493,148
44,278	Hawaiian Electric Industries, Inc.	1,853,034
20,394	IDACORP, Inc.	2,199,493
81,363	OGE Energy Corp.	3,217,907
34,915	PNM Resources, Inc.	1,703,503
36,242	Portland General Electric Co.	1,775,858

		12,242,943

Electrical Equipment (2.0%):
13,233	Acuity Brands, Inc.	2,191,517
16,462	EnerSys	1,215,554
21,714	Hubbell, Inc.	5,095,842
67,187	nVent Electric plc	2,584,684
26,855	Regal Rexnord Corp.	3,222,063

Shares		Value
Common Stocks, continued
Electrical Equipment, continued
85,746	Sunrun, Inc.*	$2,059,619
9,299	Vicor Corp.*	499,821

		16,869,100

Electronic Equipment, Instruments & Components (3.1%):
24,924	Arrow Electronics, Inc.*	2,606,303
37,084	Avnet, Inc.	1,541,953
17,654	Belden, Inc.	1,269,323
70,050	Cognex Corp.	3,300,055
56,200	Coherent Corp.*	1,972,620
13,028	IPG Photonics Corp.	1,233,361
54,558	Jabil, Inc.	3,720,855
9,978	Littelfuse, Inc.	2,197,156
53,359	National Instruments Corp.	1,968,947
14,504	Novanta, Inc.*	1,970,658
17,031	TD SYNNEX Corp.	1,613,006
53,493	Vishay Intertechnology, Inc.	1,153,844
63,990	Vontier Corp.	1,236,927

		25,785,008

Energy Equipment & Services (0.7%):
81,847	ChampionX Corp.	2,372,745
158,899	NOV, Inc.	3,319,400

		5,692,145

Entertainment (0.1%):
17,480	World Wrestling Entertainment, Inc., Class A	1,197,730

Equity Real Estate Investment Trusts (7.7%):
60,753	Apartment Income REIT Corp.	2,084,435
121,224	Brixmor Property Group, Inc.	2,748,148
45,132	Corporate Office Properties Trust	1,170,724
61,259	Cousins Properties, Inc.	1,549,240
91,002	CubeSmart	3,662,830
71,157	Douglas Emmett, Inc.	1,115,742
17,583	EastGroup Properties, Inc.	2,603,339
30,502	EPR Properties	1,150,535
53,426	First Industrial Realty Trust, Inc.	2,578,339
154,653	Healthcare Realty Trust, Inc.	2,980,163
42,854	Highwoods Properties, Inc.	1,199,055
89,998	Independence Realty Trust, Inc.	1,517,366
40,879	JBG SMITH Properties	775,883
42,240	Kilroy Realty Corp.	1,633,421
88,898	Kite Realty Group Trust	1,871,303
35,169	Lamar Advertising Co., Class A	3,319,954
34,124	Life Storage, Inc.	3,361,214
242,312	Medical Properties Trust, Inc.	2,699,356
72,426	National Retail Properties, Inc.	3,314,214
34,546	National Storage Affiliates Trust	1,247,802
95,103	Omega Healthcare Investors, Inc.	2,658,129
91,125	Park Hotels & Resorts, Inc.	1,074,364
52,827	Pebblebrook Hotel Trust	707,354
91,725	Physicians Realty Trust	1,327,261
32,666	PotlatchDeltic Corp.	1,436,977
59,028	Rayonier, Inc.	1,945,563
74,354	Rexford Industrial Realty, Inc.	4,062,703
93,456	Sabra Health Care REIT, Inc.	1,161,658
25,809	SL Green Realty Corp.	870,279
56,593	Spirit Realty Capital, Inc.	2,259,758

See accompanying notes to the financial statements.

5

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Equity Real Estate Investment Trusts, continued
107,352	STORE Capital Corp.	$3,441,705
86,134	The Macerich Co.	969,869

		64,498,683

Food & Staples Retailing (1.6%):
54,685	BJ’s Wholesale Club Holdings, Inc.*	3,617,960
15,059	Casey’s General Stores, Inc.	3,378,487
35,581	Grocery Outlet Holding Corp.*	1,038,609
62,653	Performance Food Group Co.*	3,658,309
43,736	Sprouts Farmers Market, Inc.*	1,415,734

		13,109,099

Food Products (1.5%):
64,875	Darling Ingredients, Inc.*	4,060,526
77,959	Flowers Foods, Inc.	2,240,542
26,505	Ingredion, Inc.	2,595,634
8,066	Lancaster Colony Corp.	1,591,422
18,208	Pilgrim’s Pride Corp.*	432,076
22,149	Post Holdings, Inc.*	1,999,169

		12,919,369

Gas Utilities (1.4%):
36,876	National Fuel Gas Co.	2,334,251
38,653	New Jersey Resources Corp.	1,917,962
21,739	ONE Gas, Inc.	1,646,077
25,022	Southwest Gas Holdings, Inc.	1,548,361
21,309	Spire, Inc.	1,467,338
85,101	UGI Corp.	3,154,694

		12,068,683

Health Care Equipment & Supplies (3.4%):
19,538	Enovis Corp.*	1,045,674
65,859	Envista Holdings Corp.*	2,217,473
31,063	Globus Medical, Inc.*	2,307,049
20,827	Haemonetics Corp.*	1,638,044
8,199	ICU Medical, Inc.*	1,291,179
19,288	Inari Medical, Inc.*	1,225,945
29,278	Integra LifeSciences Holdings Corp.*	1,641,617
27,941	Lantheus Holdings, Inc.*	1,423,873
21,634	LivaNova plc*	1,201,552
19,550	Masimo Corp.*	2,892,423
87,476	Neogen Corp.*	1,332,259
15,327	Penumbra, Inc.*	3,409,644
22,052	QuidelOrtho Corp.*	1,889,195
14,533	Shockwave Medical, Inc.*	2,988,130
19,327	STAAR Surgical Co.*	938,133
26,356	Tandem Diabetes Care, Inc.*	1,184,702

		28,626,892

Health Care Providers & Services (2.4%):
36,891	Acadia Healthcare Co., Inc.*	3,036,867
13,119	Amedisys, Inc.*	1,095,961
6,053	Chemed Corp.	3,089,633
40,202	Encompass Health Corp.	2,404,482
34,111	HealthEquity, Inc.*	2,102,602
12,578	LHC Group, Inc.*	2,033,737
62,179	Option Care Health, Inc.*	1,870,966
35,442	Patterson Cos., Inc.	993,439
30,565	Progyny, Inc.*	952,100

Shares		Value
Common Stocks, continued
Health Care Providers & Services, continued
57,184	R1 RCM, Inc.*	$626,165
43,381	Tenet Healthcare Corp.*	2,116,559

		20,322,511

Health Care Technology (0.1%):
17,951	Omnicell, Inc.*	905,089

Hotels, Restaurants & Leisure (2.8%):
32,144	Boyd Gaming Corp.	1,752,812
11,231	Choice Hotels International, Inc.	1,265,060
13,420	Churchill Downs, Inc.	2,837,391
9,180	Cracker Barrel Old Country Store, Inc.	869,713
38,038	Light & Wonder, Inc., Class A*	2,229,027
15,528	Marriott Vacations Worldwide Corp.	2,089,914
12,987	Papa John’s International, Inc.	1,068,960
63,853	Penn Entertainment, Inc.*	1,896,434
27,091	Texas Roadhouse, Inc., Class A	2,463,926
32,936	Travel + Leisure Co.	1,198,870
68,443	Wendy’s Co. (The)	1,548,865
12,072	Wingstop, Inc.	1,661,349
35,790	Wyndham Hotels & Resorts, Inc.	2,552,185

		23,434,506

Household Durables (1.4%):
9,734	Helen of Troy, Ltd.*	1,079,598
34,063	KB Home	1,084,907
53,269	Leggett & Platt, Inc.	1,716,860
43,904	Taylor Morrison Home Corp., Class A*	1,332,486
69,367	Tempur Sealy International, Inc.	2,381,369
42,709	Toll Brothers, Inc.	2,132,033
13,032	TopBuild Corp.*	2,039,378

		11,766,631

Household Products (0.1%):
26,976	Energizer Holdings, Inc.	905,045

Independent Power and Renewable Electricity Producers (0.2%):
19,828	Ormat Technologies, Inc.	1,714,725

Insurance (4.0%):
28,250	American Financial Group, Inc.	3,878,160
28,013	Brighthouse Financial, Inc.*	1,436,227
46,835	CNO Financial Group, Inc.	1,070,180
41,963	First American Financial Corp.	2,196,343
14,364	Hanover Insurance Group, Inc. (The)	1,941,007
25,581	Kemper Corp.	1,258,585
8,687	Kinsale Capital Group, Inc.	2,271,824
114,677	Old Republic International Corp.	2,769,450
15,084	Primerica, Inc.	2,139,213
27,106	Reinsurance Group of America, Inc.	3,851,492
17,628	RenaissanceRe Holdings, Ltd.	3,247,606
16,456	RLI Corp.	2,160,179
24,380	Selective Insurance Group, Inc.	2,160,312
75,843	Unum Group	3,111,838

		33,492,416

Interactive Media & Services (0.3%):
42,028	TripAdvisor, Inc.*	755,663
19,018	Ziff Davis, Inc.*	1,504,324

		2,259,987

See accompanying notes to the financial statements.

6

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
IT Services (2.2%):
17,195	Concentrix Corp.	$2,289,686
19,043	Euronet Worldwide, Inc.*	1,797,278
13,375	ExlService Holdings, Inc.*	2,266,126
68,212	Genpact, Ltd.	3,159,580
83,773	Kyndryl Holdings, Inc.*	931,556
24,418	Maximus, Inc.	1,790,572
41,931	Teradata Corp.*	1,411,398
155,636	Western Union Co. (The.)	2,143,108
17,665	WEX, Inc.*	2,890,877

		18,680,181

Leisure Products (1.1%):
29,381	Brunswick Corp.	2,117,782
142,901	Mattel, Inc.*	2,549,354
22,077	Polaris, Inc.	2,229,777
56,038	Topgolf Callaway Brands Corp.*	1,106,750
34,860	YETI Holdings, Inc.*	1,440,067

		9,443,730

Life Sciences Tools & Services (1.4%):
30,348	Azenta, Inc.*	1,766,861
40,651	Bruker Corp.	2,778,496
10,215	Medpace Holdings, Inc.*	2,169,768
20,875	Repligen Corp.*	3,534,346
39,918	Sotera Health Co.*	332,517
41,655	Syneos Health, Inc.*	1,527,905

		12,109,893

Machinery (4.9%):
25,047	AGCO Corp.	3,473,769
16,908	Chart Industries, Inc.*	1,948,309
19,182	Crane Holdings Co.	1,926,832
50,185	Donaldson Co., Inc.	2,954,391
21,041	Esab Corp.	987,244
53,071	Flowserve Corp.	1,628,218
68,412	Graco, Inc.	4,601,391
33,454	ITT, Inc.	2,713,119
32,812	Kennametal, Inc.	789,457
23,396	Lincoln Electric Holdings, Inc.	3,380,488
21,710	Middleby Corp. (The)*	2,906,969
26,438	Oshkosh Corp.	2,331,567
27,233	Terex Corp.	1,163,394
27,212	Timken Co.	1,923,072
42,302	Toro Co. (The)	4,788,586
11,109	Watts Water Technologies, Inc., Class A	1,624,469
24,318	Woodward, Inc.	2,349,362

		41,490,637

Marine (0.2%):
24,261	Kirby Corp.*	1,561,195

Media (1.1%):
1,961	Cable One, Inc.	1,395,958
17,337	John Wiley & Sons, Inc., Class A	694,520
66,894	New York Times Co. (The), Class A	2,171,379
15,280	Nexstar Media Group, Inc.	2,674,458
90,813	TEGNA, Inc.	1,924,328

		8,860,643

Metals & Mining (2.5%):
71,698	Alcoa Corp.	3,260,108
210,198	Cleveland-Cliffs, Inc.*	3,386,290

Shares		Value
Common Stocks, continued
Metals & Mining, continued
47,549	Commercial Metals Co.	$2,296,617
37,404	MP Materials Corp.*	908,169
23,783	Reliance Steel & Aluminum Co.	4,814,631
26,553	Royal Gold, Inc.	2,993,054
95,663	United States Steel Corp.	2,396,358
12,319	Worthington Industries, Inc.	612,377

		20,667,604

Mortgage Real Estate Investment Trusts (REITs) (0.5%):
189,587	Annaly Capital Management, Inc.	3,996,494

Multiline Retail (0.6%):
47,264	Kohl’s Corp.	1,193,416
108,814	Macy’s, Inc.	2,247,009
45,465	Nordstrom, Inc.	733,805
23,561	Ollie’s Bargain Outlet Holdings, Inc.*	1,103,597

		5,277,827

Multi-Utilities (0.4%):
26,501	Black Hills Corp.	1,864,080
23,413	NorthWestern Corp.	1,389,328

		3,253,408

Oil, Gas & Consumable Fuels (3.2%):
135,137	Antero Midstream Corp.	1,458,128
111,891	Antero Resources Corp.*	3,467,502
73,132	CNX Resources Corp.*	1,231,543
39,109	DT Midstream, Inc.	2,161,163
174,172	Equitrans Midstream Corp.	1,166,952
54,498	HF Sinclair Corp.	2,827,901
45,244	Matador Resources Co.	2,589,767
59,343	Murphy Oil Corp.	2,552,343
46,300	PBF Energy, Inc., Class A	1,888,114
37,339	PDC Energy, Inc.	2,370,280
97,915	Range Resources Corp.	2,449,833
449,328	Southwestern Energy Co.*	2,628,569

		26,792,095

Paper & Forest Products (0.2%):
29,052	Louisiana-Pacific Corp.	1,719,878

Personal Products (0.3%):
55,263	BellRing Brands, Inc.*	1,416,943
145,244	Coty, Inc., Class A*	1,243,289

		2,660,232

Pharmaceuticals (0.7%):
25,356	Jazz Pharmaceuticals plc*	4,039,464
54,864	Perrigo Co. plc	1,870,314

		5,909,778

Professional Services (1.8%):
20,443	ASGN, Inc.*	1,665,696
9,500	CACI International, Inc., Class A*	2,855,605
13,922	FTI Consulting, Inc.*	2,210,814
14,515	Insperity, Inc.	1,648,904
56,247	KBR, Inc.	2,969,842
20,487	ManpowerGroup, Inc.	1,704,723
22,537	Science Applications International Corp.	2,500,029

		15,555,613

Real Estate Management & Development (0.4%):
19,470	Jones Lang LaSalle, Inc.*	3,102,934

See accompanying notes to the financial statements.

7

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Road & Rail (1.6%):
10,082	Avis Budget Group, Inc.*	$1,652,742
64,903	Knight-Swift Transportation Holdings, Inc.	3,401,566
14,736	Landstar System, Inc.	2,400,495
46,106	RXO, Inc.*	793,023
20,759	Ryder System, Inc.	1,734,830
10,684	Saia, Inc.*	2,240,221
24,062	Werner Enterprises, Inc.	968,736

		13,191,613

Semiconductors & Semiconductor Equipment (2.6%):
26,357	Allegro MicroSystems, Inc.*	791,237
41,049	Amkor Technology, Inc.	984,355
22,602	Cirrus Logic, Inc.*	1,683,397
55,439	Lattice Semiconductor Corp.*	3,596,882
20,821	MACOM Technology Solutions Holdings, Inc.*	1,311,307
23,121	MKS Instruments, Inc.	1,959,043
23,131	Power Integrations, Inc.	1,658,955
13,487	Silicon Laboratories, Inc.*	1,829,781
6,544	SiTime Corp.*	665,001
34,442	SunPower Corp.*	620,989
16,119	Synaptics, Inc.*	1,533,884
17,464	Universal Display Corp.	1,886,811
50,014	Wolfspeed, Inc.*	3,452,967

		21,974,609

Software (2.8%):
46,854	ACI Worldwide, Inc.*	1,077,642
11,673	Aspen Technology, Inc.*	2,397,634
17,960	Blackbaud, Inc.*	1,057,126
18,010	CommVault Systems, Inc.*	1,131,748
81,366	Dynatrace, Inc.*	3,116,318
18,183	Envestnet, Inc.*	1,121,891
10,121	Fair Isaac Corp.*	6,058,228
25,372	Manhattan Associates, Inc.*	3,080,161
16,528	Paylocity Holding Corp.*	3,210,729
14,244	Qualys, Inc.*	1,598,604

		23,850,081

Specialty Retail (2.8%):
13,860	AutoNation, Inc.*	1,487,178
22,531	Dick’s Sporting Goods, Inc.	2,710,254
22,423	Five Below, Inc.*	3,965,956
32,497	Foot Locker, Inc.	1,228,062
102,425	GameStop Corp., Class A*^	1,890,765
86,878	Gap, Inc. (The)	979,984
11,135	Lithia Motors, Inc.	2,279,780
8,423	Murphy U.S.A., Inc.	2,354,565
7,787	RH*	2,080,609
33,860	Victoria’s Secret & Co.*	1,211,511
27,032	Williams-Sonoma, Inc.	3,106,517

		23,295,181

Shares		Value
Common Stocks, continued
Technology Hardware, Storage & Peripherals (0.4%):
55,237	NCR Corp.*	$1,293,098
18,781	Super Micro Computer, Inc.*	1,541,920
45,813	Xerox Holdings Corp.	668,870

		3,503,888

Textiles, Apparel & Luxury Goods (2.3%):
52,189	Capri Holdings, Ltd.*	2,991,473
15,464	Carter’s, Inc.	1,153,769
14,213	Columbia Sportswear Co.	1,244,775
24,857	Crocs, Inc.*	2,695,245
10,733	Deckers Outdoor Corp.*	4,284,184
140,197	Hanesbrands, Inc.	891,653
26,977	PVH Corp.	1,904,306
54,380	Skechers U.S.A., Inc., Class A*	2,281,241
76,353	Under Armour, Inc., Class A*	775,747
81,470	Under Armour, Inc., Class C*	726,712

		18,949,105

Thrifts & Mortgage Finance (0.8%):
43,787	Essent Group, Ltd.	1,702,438
122,877	MGIC Investment Corp.	1,597,401
278,185	New York Community Bancorp, Inc.	2,392,391
26,572	Washington Federal, Inc.	891,491

		6,583,721

Trading Companies & Distributors (1.0%):
14,345	GATX Corp.	1,525,447
19,113	MSC Industrial Direct Co., Inc.	1,561,532
66,118	Univar Solutions, Inc.*	2,102,553
13,432	Watsco, Inc.	3,349,941

		8,539,473

Water Utilities (0.5%):
96,473	Essential Utilities, Inc.	4,604,656

Total Common Stocks (Cost $647,296,246)		831,752,781

Short-Term Security Held as Collateral for Securities on Loan (0.2%):
1,882,051	BlackRock Liquidity FedFund, Institutional Class, 1.49%(a)(b)	1,882,051

Total Short-Term Security Held as Collateral for Securities on Loan (Cost $1,882,051)		1,882,051

Unaffiliated Investment Company (1.0%):
Money Markets (1.0%):
8,780,122	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 3.90%(b)	8,780,122

Total Unaffiliated Investment Company (Cost $8,780,122)		8,780,122

Total Investment Securities (Cost $657,958,419) — 100.1%(c)		842,414,954
Net other assets (liabilities) — (0.1)%		(1,232,019)

Net Assets — 100.0%		$841,182,935

Percentages indicated are based on net assets as of December 31, 2022.

REIT	— Real Estate Investment Trust

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2022. The total value of securities on loan as of December 31, 2022 was $1,852,941.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2022.

(b)	The rate represents the effective yield at December 31, 2022.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

8

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2022

Futures Contracts

At December 31, 2022, the Fund’s open futures contracts were as follows:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

S&P Midcap 400 E-Mini March Futures (U.S. Dollar)	3/17/23	42	$10,258,920	$(21,765)

				$(21,765)

See accompanying notes to the financial statements.

9

AZL Mid Cap Index Fund

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investment securities, at cost	$657,958,419

Investment securities, at value(a)	$842,414,954
Deposit at broker for futures contracts collateral	573,000
Interest and dividends receivable	1,092,162
Prepaid expenses	3,170

Total Assets	844,083,286

Liabilities:
Payable for capital shares redeemed	476,258
Payable for collateral received on loaned securities	1,882,051
Payable for variation margin on futures contracts	56,280
Management fees payable	182,236
Administration fees payable	39,912
Distribution fees payable	172,554
Custodian fees payable	4,519
Administrative and compliance services fees payable	2,816
Transfer agent fees payable	2,077
Trustee fees payable	7,035
Other accrued liabilities	74,613

Total Liabilities	2,900,351

Net Assets	$841,182,935

Net Assets Consist of:
Paid in capital	$623,998,405
Total distributable earnings	217,184,530

Net Assets	$841,182,935

Class 1
Net Assets	$44,715,862
Shares of beneficial interest (unlimited number of shares authorized, no par value)	19,193,421
Net Asset Value (offering and redemption price per share)	$2.33

Class 2
Net Assets	$796,467,073
Shares of beneficial interest (unlimited number of shares authorized, no par value)	41,540,361
Net Asset Value (offering and redemption price per share)	$19.17

(a)	Includes securities on loan of $1,852,941.

Statement of Operations

For the Year Ended December 31, 2022

Investment Income:
Dividends	$13,289,880
Interest	3,495
Income from securities lending	290,899
Foreign withholding tax	(2,083)

Total Investment Income	13,582,191

Expenses:
Management fees	2,358,742
Administration fees	127,610
Distribution fees — Class 2	2,238,108
Custodian fees	26,784
Administrative and compliance services fees	13,427
Transfer agent fees	12,868
Trustee fees	53,525
Professional fees	41,620
Licensing fees	196,390
Shareholder reports	28,193
Other expenses	26,881

Total expenses	5,124,148

Net Investment Income/(Loss)	8,458,043

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	38,051,390
Net realized gains/(losses) on futures contracts	1,252,226
Change in net unrealized appreciation/depreciation on securities and foreign currencies	(201,120,616)
Change in net unrealized appreciation/depreciation on futures contracts	(223,832)

Net realized and Change in net unrealized gains/losses on investments	(162,040,832)

Change in Net Assets Resulting From Operations	$(153,582,789)

See accompanying notes to the financial statements.

10

AZL Mid Cap Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021

Change In Net Assets:
Operations:
Net investment income/(loss)	$8,458,043	$9,030,612
Net realized gains/(losses) on investments	39,303,616	196,868,595
Change in unrealized appreciation/depreciation on investments	(201,344,448)	40,749,630

Change in net assets resulting from operations	(153,582,789)	246,648,837

Distributions to Shareholders:
Class 1	(30,765,163)	(8,374,201)
Class 2	(173,154,510)	(56,973,657)

Change in net assets resulting from distributions to shareholders	(203,919,673)	(65,347,858)

Capital Transactions:
Class 1
Proceeds from shares issued	99,647	101,292
Proceeds from dividends reinvested	30,765,163	8,374,200
Value of shares redeemed	(5,812,935)	(5,965,875)

Total Class 1 Shares	25,051,875	2,509,617

Class 2
Proceeds from shares issued	1,689,684	122,905,502
Proceeds from dividends reinvested	173,154,510	56,973,658
Value of shares redeemed	(166,491,923)	(302,432,797)

Total Class 2 Shares	8,352,271	(122,553,637)

Change in net assets resulting from capital transactions	33,404,146	(120,044,020)

Change in net assets	(324,098,316)	61,256,959
Net Assets:
Beginning of period	1,165,281,251	1,104,024,292

End of period	$841,182,935	$1,165,281,251

Share Transactions:
Class 1
Shares issued	12,192	11,257
Dividends reinvested	13,734,448	1,011,377
Shares redeemed	(1,115,941)	(636,312)

Total Class 1 Shares	12,630,699	386,322

Class 2
Shares issued	77,998	4,407,636
Dividends reinvested	9,390,158	2,153,199
Shares redeemed	(7,115,501)	(11,112,033)

Total Class 2 Shares	2,352,655	(4,551,198)

Change in shares	14,983,354	(4,164,876)

See accompanying notes to the financial statements.

11

AZL Mid Cap Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated. Does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.)

	Year Ended December 31,
	2022	2021	2020	2019	2018

Class 1

Net Asset Value, Beginning of Period	$8.85	$8.40	$8.28	$8.16	$11.25

Investment Activities:
Net Investment Income/(Loss)	0.06 (a)	0.09 (a)	0.09 (a)	0.12 (a)	0.15
Net Realized and Unrealized Gains/(Losses) on Investments	(1.45)	1.83	0.97	1.79	(1.13)

Total from Investment Activities	(1.39)	1.92	1.06	1.91	(0.98)

Distributions to Shareholders From:
Net Investment Income	(0.26)	(0.26)	(0.31)	(0.30)	(0.28)
Net Realized Gains	(4.87)	(1.21)	(0.63)	(1.49)	(1.83)

Total Dividends	(5.13)	(1.47)	(0.94)	(1.79)	(2.11)

Net Asset Value, End of Period	$2.33	$8.85	$8.40	$8.28	$8.16

Total Return(b)	(13.34)%	24.03%	14.82%	25.47%	(11.01)%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$44,716	$58,070	$51,879	$50,096	$44,788
Net Investment Income/(Loss)	1.14%	1.01%	1.21%	1.31%	1.32%
Expenses Before Reductions(c)	0.31%	0.32%	0.33%	0.32%	0.31%
Expenses Net of Reductions	0.31%	0.32%	0.33%	0.32%	0.31%
Portfolio Turnover Rate(d)	11%	30%	22%	14%	18%

Class 2

Net Asset Value, Beginning of Period	$28.25	$24.06	$21.91	$19.00	$23.45

Investment Activities:
Net Investment Income/(Loss)	0.21 (a)	0.21 (a)	0.19 (a)	0.23 (a)	0.25
Net Realized and Unrealized Gains/(Losses) on Investments	(4.24)	5.39	2.84	4.41	(2.65)

Total from Investment Activities	(4.03)	5.60	3.03	4.64	(2.40)

Distributions to Shareholders From:
Net Investment Income	(0.18)	(0.20)	(0.25)	(0.24)	(0.22)
Net Realized Gains	(4.87)	(1.21)	(0.63)	(1.49)	(1.83)

Total Dividends	(5.05)	(1.41)	(0.88)	(1.73)	(2.05)

Net Asset Value, End of Period	$19.17	$28.25	$24.06	$21.91	$19.00

Total Return(b)	(13.55)%	23.66%	14.53%	25.28%	(11.35)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$796,467	$1,107,212	$1,052,145	$1,150,058	$1,020,140
Net Investment Income/(Loss)	0.88%	0.76%	0.96%	1.06%	1.08%
Expenses Before Reductions(c)	0.56%	0.57%	0.58%	0.57%	0.56%
Expenses Net of Reductions	0.56%	0.57%	0.58%	0.57%	0.56%
Portfolio Turnover Rate(d)	11%	30%	22%	14%	18%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to the financial statements.

12

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2022

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services - Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Mid Cap Index Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Private Placements

The Fund may invest in private placement securities which are securities issued by corporations without registration under the Securities Act of 1933, as amended (the “1933 Act”), in reliance on a “private placement” exemption. These unregistered securities may be restricted and generally are sold to institutional investors, such as the Fund, who agree that they are purchasing the securities for investment and not with a view to public distribution. Unregistered securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such securities.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating

13

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2022

loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust.

This report does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred. All share classes have equal voting rights, except that voting with respect to matters that affect a single class is limited to shares of that class.

Securities Lending

To generate additional income, the Fund may lend up to 33 1⁄3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned on the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2022 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $28,848 during the year ended December 31, 2022. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $1,882,051 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2022. At December 31, 2022, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2022, the Fund did not engage in any Rule 17a-7 transactions.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2022, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”), if any, is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2022, the monthly average notional amount for long contracts was $6.5 million. There was no short contract activity during the period. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

14

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2022

Summary of Derivative Instruments

The following is a summary of the values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2022:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Value	Statement of Assets and Liabilities Location	Total Value

Equity Risk

Futures Contracts	Receivable for variation margin on futures contracts*	$—	Payable for variation margin on futures contracts*	$21,765

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2022:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$1,252,226	$(223,832)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Management fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2024.

For the year ended December 31, 2022, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL Mid Cap Index Fund, Class 1	0.25%	0.46%

AZL Mid Cap Index Fund, Class 2	0.25%	0.71%

Any amounts waived or reimbursed by the Manager with respect to the annual expense limits in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2022, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

Management fees, which the Manager may waive in order to maintain more competitive expense ratios, are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations, as applicable. During the year ended December 31, 2022, there were no such waivers.

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of combined average daily net assets of the Funds on the first $4 billion, 0.04% of combined average daily net assets of the Funds on the next $2 billion, 0.02% of combined average daily net assets of the Funds on the next $2 billion and 0.01% of combined average daily net assets of the Funds over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

15

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2022

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable to Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are determined pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations have become unreliable or are not readily available as defined in Rule 2a-5 under the 1940 Act are valued in accordance with valuation procedures approved by the Board. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with valuation procedures approved by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. These procedures include the Fund’s use of a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The Board has designated the Manager to perform the Fund’s fair value determinations in accordance with valuation procedures approved by the Board. The effect of using fair value pricing is that the Fund’s NAV will be subject to the judgment of the Manager. The Manager’s fair valuation process is subject to the oversight of the Board.

The following is a summary of the valuation inputs used as of December 31, 2022 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks+	$831,752,781	$—	$—	$831,752,781
Short-Term Security Held as Collateral for Securities on Loan	1,882,051	—	—	$1,882,051
Unaffiliated Investment Company	8,780,122	—	—	8,780,122

Total Investment Securities	842,414,954	—	—	842,414,954

Other Financial Instruments:*
Futures Contracts	(21,765)	—	—	(21,765)

Total Investments	$842,393,189	$—	$—	$842,393,189

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2022, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Mid Cap Index Fund	$107,307,555	$262,944,420

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk. The Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Fund.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives

16

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2022

also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

7. Coronavirus (COVID-19) Pandemic

The global outbreak of the COVID-19 strain of the coronavirus has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may adversely impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objective(s).

8. Recent Regulatory Pronouncements

In December 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-06 “Reference Rate Reform (Topic 848)”. ASU No. 2022-06 updates and clarifies ASU No. 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of LIBOR and other interbank-offered reference rates. The temporary relief provided by ASU No. 2022-06 is effective immediately for certain reference rate-related contract modifications that occur through December 31, 2024. Management does not expect ASU No. 2022-06 to have a material impact on the financial statements.

9. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2022 is $672,331,702. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$228,556,803
Unrealized (depreciation)	(58,473,551)

Net unrealized appreciation/(depreciation)	$170,083,252

The tax character of dividends paid to shareholders during the year ended December 31, 2022 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Mid Cap Index Fund	$30,037,653	$173,882,020	$203,919,673

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2021, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Mid Cap Index Fund	$17,708,187	$47,639,671	$65,347,858

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2022, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL Mid Cap Index Fund	$9,881,740	$37,219,538	$—	$170,083,252	$217,184,530

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation was attributable primarily to tax deferral of losses on wash sales, mark-to-market of futures contracts, investments in real estate investment trusts and other miscellaneous differences.

17

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2022

10. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2022, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 50% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL Mid Cap Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Mid Cap Index Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 23, 2023

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

19

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2022, 39.99% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2022, the Fund declared net short-term capital gain distributions of $22,274,568.

During the year ended December 31, 2022, the Fund declared net long-term capital gain distributions of $173,882,020.

20

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

21

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2024 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s) and certain competitor or “peer group” funds), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall-out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2022. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 14 and 21, 2022, and September 13, 2022, as well as in various other meetings preceding those meetings. Accordingly, the Advisory

22

Contracts were approved by the Board at an in-person meeting on September 13, 2022. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2024. Additionally, at a subsequent meeting held December 13, 2022, the Board considered and approved a recommendation to reduce, through at least April 30, 2024, the management fee of the AZL FIAM Total Bond Fund.

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for others to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2022 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 14 and 21, 2022, and September 13, 2022, the Manager reported that for the one-year period ended December 31, 2021, nine Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40% of their respective Lipper peer groups. For the three-year period ended December 31, 2021, six Funds were in the top 40%, six were in the middle 20% and seven were in the bottom 40% of their respective Lipper peer groups. For the five-year period ended December 31, 2021, seven Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40% of their respective Lipper peer groups. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Five Funds, the AZL Russell 1000 Value Index Fund, AZL MSCI Emerging Markets Equity Index Fund, AZL Enhanced Bond Index Fund, AZL MetWest Total Return Bond Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Russell 1000 Value Index Fund and the AZL MSCI Emerging Markets Equity Index Fund in December 2021, of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund in February 2022, and of the AZL MetWest Total Return Fund in September 2021, to receive and review enhanced reporting on each Fund’s current investment strategy, process and outlook. As a result of these discussions, the Board understood that the underperformance of these Funds was primarily a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board considered that the Funds that are index funds seek to track their respective indices and do not take defensive positions under any market conditions, including in periods of market decline. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by low short-term interest rates during the periods measured.

The Board considered that the AZL DFA Five-Year Global Fixed Income Fund, which was in the bottom 40% for the three- and five-year periods, had shown improved relative performance in more recent periods.

At the Board meeting held September 13, 2022, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2022.

Thus, at the Board meeting held September 13, 2022, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2022, 18 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

23

Based upon the information provided, the management fee ranking in 2021 for the 19 Funds was as follows: (1) 18 of the Funds had management fee rankings at or below the 65th percentile (with 14 Funds at or below the 50th percentile); and (2) for the AZL MSCI Global Equity Index Fund, it was determined that there was poor peer group comparability due to there being only one other fund in the category. In addition, the Board also considered that the AZL Enhanced Bond Index Fund ranked at the 63rd percentile in the bond index category, but that the Fund’s enhanced bond strategy lacks direct peers.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2019 through 2021. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. In considering profitability information, the Board considered the possible effect of any fall-out benefits to the Subadvisers and their affiliates. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds (other than AZL FIAM Multi-Strategy Fund, AZL FIAM Total Bond Fund, and AZL MSCI Global Equity Index Fund) do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of June 30, 2022, were approximately $14.8 billion, and that no single Fund had assets in excess of $2.5 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as Fund assets change. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

24

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the FOF Trust, and ETF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	50	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	50	Diamond Hill Funds (10 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	50	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	50	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019 - 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc. (a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	50	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	50	None

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	50	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.

(2)	Indefinite.

(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

25

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Associate General Counsel, Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the FOF Trust, 2014 to present, and the ETF Trust, 2020 to present.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.

(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

26

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1222 02/23

AZL® Moderate Index Strategy Fund

Annual Report

December 31, 2022

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 5

Statement of Operations Page 5

Statements of Changes in Net Assets Page 6

Financial Highlights Page 7

Notes to the Financial Statements Page 8

Report of Independent Registered Public Accounting Firm Page 12

Other Federal Income Tax Information Page 13

Other Information Page 14

Approval of Investment Advisory Agreement Page 15

Information about the Board of Trustees and Officers Page 17

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Moderate Index Strategy Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Moderate Index Strategy Fund.

What factors affected the Fund’s performance during the year ended December 31, 2022?*

For the year ended December 31, 2022, the AZL® Moderate Index Strategy Fund (the “Fund”) returned (15.37)%. That compared to a (18.11)%, (13.01)% and (15.91)% total return for its benchmarks, the S&P 500 Index, the Bloomberg U.S. Aggregate Bond Index, and the Moderate Composite Index, respectively.1

The Fund is a fund of funds that pursues broad diversification across four underlying equity sub-portfolios and one fixed income sub-portfolio. The four equity sub-portfolios pursue passive strategies that aim to achieve, before fees, returns similar to the S&P 500 Index (S&P 500), the S&P MidCap 400 Index2, the S&P SmallCap 600 Index3 and the MSCI EAFE Index4. The fixed-income sub-portfolio is an enhanced bond index strategy that seeks to achieve a return that exceeds that of the Bloomberg U.S. Aggregate Bond Index. Generally, the Fund allocates 50% to 70% of its assets to the underlying equity index funds and 30% to 50% of its assets to the underlying AZL Enhanced Bond Index Fund.

Domestic equities began the year at near all-time highs, but began to decline early in 2022 due to a combination of rising inflation and geopolitical uncertainties. The Federal Reserve (the Fed) shifted to a more hawkish policy approach in an attempt to bring inflation under control, as did many global central banks. The Fed increased the federal funds rate multiple times throughout the year for a combined total of 425 basis points. Russia’s invasion of Ukraine also weighed on global markets, although European countries were particularly hard hit due to their geographic proximity to the conflict and reliance on Russian commodities such as energy and wheat.

Despite strong labor rates throughout developed markets, high inflation and an anticipated economic slowdown had a negative effect on investor sentiment for the year under review. The S&P 500 declined as company valuations struggled under the higher interest rate environment. Investors grew risk averse as fears of an economic recession loomed, selling off equity positions to avoid the volatility in equity markets. By the end of the period under review, U.S. equities had experienced their worst year since the Great Financial Crisis of 2008, and international equities performed only slightly better.

The Fed’s actions made short-term financing more expensive, and the U.S. Treasury yield curve ultimately inverted with 2-year Treasuries yielding more than 10-year Treasuries by 0.55% at the end of 2022. The monetary tightening generated headwinds for domestic fixed income markets as investors demanded higher yields to account for rising rates. Widening credit spreads further weighed on prices on lower-quality bonds as investors demanded to be compensated for rising credit risks. Nearly all fixed income sectors finished the year with negative performance.

The Fund, which invests in both U.S. and international markets, outperformed its blended benchmark during the 12-month period. Its off-benchmark allocation to developed market non-U.S. equities contributed, as these outpaced U.S. equities. In addition, the Fund’s performance relative to its blended benchmark was positively affected by its allocation to mid- and small-cap U.S. equities, which outpaced their large-cap counterparts.

The Fund’s fixed income allocation detracted slightly from the Fund’s performance relative to its fixed income benchmark largely due to the underlying fund’s fees. The Fund’s fixed income allocation benefited from security selection, particularly in mortgage-backed securities and investment-grade credit. Allocation to Treasury Inflation Protected Securities (TIPS) also contributed positively to the Fund’s performance.

Past performance does not guarantee future results.

*The

Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2022.

[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.

[2]

The Standard & Poor’s MidCap 400 Index (S&P 400) is a widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indexes that can be used as building blocks for portfolio composition.

[3]

The Standard & Poor’s SmallCap 600 Index (S&P 600) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.

[4]	MSCI EAFE Index (MSCI EAFE) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

The indexes defined above are unmanaged. Investors cannot invest directly in an index.

1

AZL® Moderate Index Strategy Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in a combination of five underlying index funds (the “Index Strategy Underlying Funds”), allocating 50%-70% of its assets in the underlying equity index funds and 30%-50% of its assets in the underlying bond index fund.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the underlying funds is expected to be lower than that of the Indexes because of fees and expenses. Securities in which the underlying funds will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

Debt securities held by an underlying fund may decline in value due to rising interest rates.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, an underlying fund’s performance may be more volatile than if it did not hold these securities.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2022
	1 Year	3 Year	5 Year	10 Year
AZL® Moderate Index Strategy Fund	(15.37)%	2.28%	3.90%	7.02%
S&P 500® Index	(18.11)%	7.66%	9.42%	12.56%
Bloomberg U.S. Aggregate Bond Index	(13.01)%	(2.71)%	0.02%	1.06%
Moderate Composite Index	(15.91)%	4.00%	6.07%	8.14%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Moderate Index Strategy Fund	0.82%

The above expense ratio is based on the current Fund prospectus dated April 29, 2022. The Manager and the Fund have entered into a written agreement reducing the management fee to 0.50% through at least April 30, 2024. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and acquired fund fees and expenses), to 0.20% through April 30, 2024. Additional information pertaining to the December 31, 2022 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, acquired fund fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the prospectus, do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 0.22%.

The Fund’s performance is measured against the Standard and Poor’s 500 Index (“S&P 500®”), the Bloomberg U.S. Aggregate Bond Index and the Moderate Composite Index (“Composite”). The S&P 500® is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (60%) of the S&P 500® and (40%) of the Bloomberg U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Moderate Index Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Moderate Index Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL Moderate Index Strategy Fund	$1,000.00	$1,011.30	$0.41	0.08%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL Moderate Index Strategy Fund	$1,000.00	$1,024.80	$0.41	0.08%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Domestic Equity Funds	45.1%

Fixed Income Fund	39.8

International Equity Fund	15.1

Total Investment Securities	100.0

Net other assets (liabilities)	— †

Net Assets	100.0%

†	Represents less than 0.05%.

3

AZL Moderate Index Strategy Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Affiliated Investment Companies (100.0%):
Domestic Equity Funds (45.1%):
6,825,616	AZL Mid Cap Index Fund, Class 2	$130,847,055
26,556,010	AZL S&P 500 Index Fund, Class 2	449,858,814
5,756,890	AZL Small Cap Stock Index Fund, Class 2	65,801,250

		646,507,119

Fixed Income Fund (39.8%):
60,198,702	AZL Enhanced Bond Index Fund	570,683,693

International Equity Fund (15.1%):
14,173,667	AZL International Index Fund, Class 2	216,290,154

Total Affiliated Investment Companies (Cost $1,722,909,317)		1,433,480,966

Total Investment Securities (Cost $1,722,909,317) — 100.0%(a)		1,433,480,966
Net other assets (liabilities) — 0.0% †		(257,260)

Net Assets — 100.0%		$1,433,223,706

Percentages indicated are based on net assets as of December 31, 2022.

†	Represents less than 0.05%.

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

4

AZL Moderate Index Strategy Fund

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investments in affiliates, at cost	$1,722,909,317

Investments in affiliates, at value	$1,433,480,966
Interest and dividends receivable	106
Foreign currency, at value (cost $105,636)	105,955
Receivable for investments sold	714,807
Prepaid expenses	13,015

Total Assets	1,434,314,849

Liabilities:
Cash overdraft	714,807
Payable for capital shares redeemed	254,484
Management fees payable	62,074
Administration fees payable	8,808
Custodian fees payable	1,316
Administrative and compliance services fees payable	3,602
Transfer agent fees payable	901
Trustee fees payable	8,998
Other accrued liabilities	36,153

Total Liabilities	1,091,143

Net Assets	$1,433,223,706

Net Assets Consist of:
Paid in capital	$1,600,736,435
Total distributable earnings	(167,512,729)

Net Assets	$1,433,223,706

Shares of beneficial interest (unlimited number of shares authorized, no par value)	119,651,266
Net Asset Value (offering and redemption price per share)	$11.98

Statement of Operations

For the Year Ended December 31, 2022

Investment Income:
Dividends from affiliates	$22,612,596
Dividends from non-affiliates	17

Total Investment Income	22,612,613

Expenses:
Management fees	3,187,647
Administration fees	73,058
Custodian fees	6,660
Administrative and compliance services fees	22,730
Transfer agent fees	7,391
Trustee fees	90,870
Professional fees	70,450
Shareholder reports	31,860
Other expenses	44,874

Total expenses before reductions	3,535,540
Less Management fees contractually waived	(2,390,721)

Net expenses	1,144,819

Net Investment Income/(Loss)	21,467,794

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	47,905
Net realized gains/(losses) on affiliated underlying funds	(4,916,534)
Net realized gains distributions from affiliated underlying funds	105,940,985
Change in net unrealized appreciation/depreciation on securities and foreign currencies	(3,637)
Change in net unrealized appreciation/depreciation on affiliated underlying funds	(409,825,537)

Net realized and Change in net unrealized gains/losses on investments	(308,756,818)

Change in Net Assets Resulting From Operations	$(287,289,024)

See accompanying notes to the financial statements.

5

AZL Moderate Index Strategy Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021

Change In Net Assets:
Operations:
Net investment income/(loss)	$21,467,794	$17,259,651
Net realized gains/(losses) on investments	101,072,356	116,951,336
Change in unrealized appreciation/depreciation on investments	(409,829,174)	4,889,597

Change in net assets resulting from operations	(287,289,024)	139,100,584

Distributions to Shareholders:
Distributions	(134,314,453)	(33,935,061)

Change in net assets resulting from distributions to shareholders	(134,314,453)	(33,935,061)

Capital Transactions:
Proceeds from shares issued	1,308,760	1,359,198,190
Proceeds from dividends reinvested	134,314,453	33,935,061
Value of shares redeemed	(208,394,291)	(181,979,760)

Change in net assets resulting from capital transactions	(72,771,078)	1,211,153,491

Change in net assets	(494,374,555)	1,316,319,014
Net Assets:
Beginning of period	1,927,598,261	611,279,247

End of period	$1,433,223,706	$1,927,598,261

Share Transactions:
Shares issued	108,134	89,961,204
Dividends reinvested	11,598,830	2,263,847
Shares redeemed	(15,415,962)	(11,902,446)

Change in shares	(3,708,998)	80,322,605

See accompanying notes to the financial statements.

6

AZL Moderate Index Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated. Does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.)

	Year Ended December 31,
	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Period	$15.63	$14.20	$13.32	$11.98	$13.30

Investment Activities:
Net Investment Income/(Loss)	0.18 (a)	0.20 (a)	0.26 (a)	0.23 (a)	0.26
Net Realized and Unrealized Gains/(Losses) on Investments	(2.63)	1.50	1.39	2.03	(0.92)

Total from Investment Activities	(2.45)	1.70	1.65	2.26	(0.66)

Distributions to Shareholders From:
Net Investment Income	(0.31)	(0.09)	(0.27)	(0.32)	(0.13)
Net Realized Gains	(0.89)	(0.18)	(0.50)	(0.60)	(0.53)

Total Dividends	(1.20)	(0.27)	(0.77)	(0.92)	(0.66)

Net Asset Value, End of Period	$11.98	$15.63	$14.20	$13.32	$11.98

Total Return(b)	(15.37)%	12.06%	12.84%	19.33%	(5.17)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,433,224	$1,927,598	$611,279	$611,984	$590,092
Net Investment Income/(Loss)	1.35%	1.30%	1.95%	1.78%	1.75%
Expenses Before Reductions*(c)	0.22%	0.26%	0.43%	0.43%	0.42%
Expenses Net of Reductions*	0.07%	0.07%	0.08%	0.08%	0.07%
Portfolio Turnover Rate	8%	14%	15%	5%	4%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

7

AZL Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2022

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services - Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Moderate Index Strategy Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Fund is a “fund of funds,” which means that the Fund invests primarily in other mutual funds (the “Underlying Funds”). Underlying Funds invest in stocks, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust.

This report does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.

8

AZL Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2022

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2022, the Fund did not engage in any Rule 17a-7 transactions.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2024. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Management fees.”

For the year ended December 31, 2022, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL Moderate Index Strategy Fund	0.20%	0.20%

*

The Manager waived, prior to any application of expense limit, the management fee to 0.05% on all assets in order to maintain a more competitive expense ratio. The Manager reserves the right to increase the management fee to the amount shown in the table above (i.e., discontinue the waiver) at any time after April 30, 2024.

Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2022, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

Management fees, which the Manager may waive in order to maintain more competitive expense ratios, are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations, as applicable.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2022, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. Additional information, including financial statements, about these Funds is available at www.allianzlife.com. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2022 is as follows:

	Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Change in Net Unrealized Appreciation/ Depreciation	Value 12/31/2022	Shares as of 12/31/2022	Dividend Income	Net Realized Gains Distributions from Affiliated Underlying Funds

AZL Enhanced Bond Index Fund	$758,516,926	$9,722,111	$(88,352,862)	$(10,616,244)	$(98,586,238)	$570,683,693	60,198,702	$9,183,067	$331,222
AZL International Index Fund, Class 2	291,329,601	12,437,771	(34,325,612)	(1,827,757)	(51,323,849)	216,290,154	14,173,667	6,673,431	5,688,516

AZL Mid Cap Index Fund, Class 2	178,097,959	28,044,542	(23,912,592)	326,446	(51,709,300)	130,847,055	6,825,616	1,002,769	27,041,775

AZL S&P 500 Index Fund, Class 2	610,886,701	66,602,679	(53,115,475)	7,381,322	(181,896,413)	449,858,814	26,556,010	5,188,006	61,398,488
AZL Small Cap Stock Index Fund, Class 2	89,228,105	12,046,307	(8,983,124)	(180,301)	(26,309,737)	65,801,250	5,756,890	565,323	11,480,984

	$1,928,059,292	$128,853,410	$(208,689,665)	$(4,916,534)	$(409,825,537)	$1,433,480,966	113,510,885	$22,612,596	$105,940,985

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to fees accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

9

AZL Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2022

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies.

The Board has designated the Manager to perform the Fund’s fair value determinations in accordance with valuation procedures approved by the Board. The effect of using fair value pricing is that the Fund’s NAV will be subject to the judgment of the Manager. The Manager’s fair valuation process is subject to the oversight of the Board.

The following is a summary of the valuation inputs used as of December 31, 2022 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Affiliated Investment Companies+	$1,433,480,966	$—	$—	$1,433,480,966

Total Investment Securities	$1,433,480,966	$—	$—	$1,433,480,966

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5. Security Purchases and Sales

For the year ended December 31, 2022, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Moderate Index Strategy Fund	$128,853,410	$208,689,665

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk. The Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Fund.

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

Foreign Securities Risk: Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may impair or otherwise limit the ability to invest in, receive, hold or sell the securities of such companies.

Fund of Fund Risk: The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the underlying funds and any futures and cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds. In addition, the Fund maintains indirect exposure to various types of risk which may exist in the underlying Funds, such as foreign securities risk, fixed income securities risk and other risks.

Interest Rate Risk: Debt securities held by an underlying Fund may decline in value due to rising interest rates.

Market Risk: The market price of securities owned by the underlying funds may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

10

AZL Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2022

7. Coronavirus (COVID-19) Pandemic

The global outbreak of the COVID-19 strain of the coronavirus has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may adversely impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objective(s).

8. Recent Regulatory Pronouncements

In December 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-06 “Reference Rate Reform (Topic 848)”. ASU No. 2022-06 updates and clarifies ASU No. 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of LIBOR and other interbank-offered reference rates. The temporary relief provided by ASU No. 2022-06 is effective immediately for certain reference rate-related contract modifications that occur through December 31, 2024. Management does not expect ASU No. 2022-06 to have a material impact on the financial statements.

9. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2022 is $1,731,614,065. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$—
Unrealized (depreciation)	(298,133,099)

Net unrealized appreciation/(depreciation)	$(298,133,099)

The tax character of dividends paid to shareholders during the year ended December 31, 2022 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Moderate Index Strategy Fund	$34,672,494	$99,641,959	$134,314,453

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2021, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Moderate Index Strategy Fund	$11,539,987	$22,395,074	$33,935,061

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2022, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Moderate Index Strategy Fund	$27,153,503	$103,466,549	$—	$(298,132,781)	$(167,512,729)

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, foreign currency gains or losses, and other miscellaneous differences.

10. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2022, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 90% of the Fund. Investment activities of this shareholder could have a material impact to the Fund.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL Moderate Index Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Moderate Index Strategy Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 23, 2023

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

12

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2022, 23.23% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2022, the Fund declared net short-term capital gain distributions of $334.

During the year ended December 31, 2022, the Fund declared net long-term capital gain distributions of $99,641,959.

13

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

14

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of the Fund, which is a series of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Fund by Allianz Investment Management LLC (the “Manager”). The Manager manages the Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of the Fund. For management services, the Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of the Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2024 (the “Expense Limitation Agreement”).

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Fund is offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to the Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) payments made by the underlying funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement for the Fund.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Fund and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Management Agreement occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark and certain competitor or “peer group” funds). In connection with comparing the performance of the Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions, the performance of the underlying funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of any brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Fund and the companies that service them; and relevant developments in the mutual fund industry and how the Fund and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Fund. These reports cover not only the fees under the Management Agreement, but also the fees, if any, received for providing other services to the Fund. The reports also discuss any indirect or “fall-out” benefits the Manager or its affiliates may derive from their relationships with the Fund.

The Management Agreement was most recently considered at Board meetings held in the summer and fall of 2022. Information relevant to the approval of the Management Agreement was considered at Board meetings held June 14 and 21, 2022, and September 13, 2022, as well as at various other meetings preceding those meetings. Accordingly, the Management Agreement was approved by the Board at an in-person meeting on September 13, 2022. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2024.

In connection with such meetings, the Board requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Management Agreement with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval of the Management Agreement, in respect of the Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to the Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the oversight of the Board, administers the Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Fund) and executive and other personnel as are necessary for the operation of the Trust and the Fund. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

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The Board considered the scope and quality of services provided by the Manager and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted, for example, that the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and the Fund. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to the Fund under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with every quarterly Board meeting and the summer and fall 2022 contract review process, Trustees received extensive information on the performance results of the Fund. However, the Board also considered the fact that prior to October 14, 2016, the Fund was subadvised by Invesco Advisers, Inc., and managed pursuant to a different strategy. Accordingly, the investment performance of the Fund during the period prior to October 14, 2016, was not deemed relevant to the Board’s assessment of the approval of the Management Agreement in 2022. The performance information considered included performance information on absolute total return, performance versus the appropriate benchmark(s) and performance versus peer groups as reported by Lipper, the contribution to performance of the Manager’s asset class allocation decisions, the performance of the underlying funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on the Fund for the one-, three-, and five-year periods ended December 31, 2021, for which periods the Fund ranked in the top 40% of its Lipper peer group.

At the Board meeting held September 13, 2022, the Board also received updated performance information for the Fund, including updated Lipper peer group ranking information, for various periods ending June 30, 2022.

At the Board meeting held September 13, 2022, the Trustees determined that the investment performance of the Fund was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Fund. The Board considered that the Manager receives an advisory fee from the Fund. The Manager reported that the advisory fee paid by the Fund put it in the 7th percentile of its customized peer group. (A lower percentile reflects lower fund fees and is better for fund shareholders.) Trustees were provided with information on the total expense ratios of the Fund and other funds in the customized peer group, and the Manager reported upon the challenges in making peer group comparisons for the Fund. The Board considered and found that the advisory fee paid to the Manager with respect to the Fund was based on services provided to the Fund that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Fund invests.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2019 through 2021. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Fund before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to the Fund.

(4) and (5) The extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rate on assets above specified levels. The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with funds that have substantial assets. The Board found there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the Fund. The Board noted that the total assets in the Fund, as of June 30, 2022, were approximately $1.5 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as Fund assets change. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Management Agreement or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Fund’s advisory fee rate schedule was acceptable under the Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Management Agreement, the Board concluded that the advisory fees were reasonable, and that the continuation of the Management Agreement was in the best interest of the Fund.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the FOF Trust, and ETF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	50	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	50	Diamond Hill Funds (10 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	50	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	50	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019 - 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc. (a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	50	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	50	None

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	50	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.

(2)	Indefinite.

(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

17

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Associate General Counsel, Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the FOF Trust, 2014 to present, and the ETF Trust, 2020 to present.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.

(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

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The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1222 02/23

AZL® MSCI Emerging Markets Equity Index Fund

Annual Report

December 31, 2022

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 18

Statement of Operations Page 18

Statements of Changes in Net Assets Page 19

Financial Highlights Page 20

Notes to the Financial Statements Page 21

Report of Independent Registered Public Accounting Firm Page 27

Other Federal Income Tax Information Page 28

Other Information Page 29

Approval of Investment Advisory and Subadvisory Agreements Page 30

Information about the Board of Trustees and Officers Page 33

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MSCI Emerging Markets Equity Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MSCI Emerging Markets Equity Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2022?*

For the year ended December 31, 2022, the AZL® MSCI Emerging Markets Equity Index Fund (Class 2 Shares) (the “Fund”) returned (20.78)%. That compared to a (19.74)% total return for its benchmark, the MSCI Emerging Markets Index (gross of withholding taxes).1

The Fund seeks investment results, before fees, expenses, and fair value adjustments to its portfolio at the close of the New York Stock Exchange, that correspond to the performance of the MSCI Emerging Markets Index. The Index is designed to provide a comprehensive measure of emerging markets equities. The Fund takes positions in securities that, in combination, should have similar return characteristics as the Index.

The year under review began with concern over rising inflation, a spike in commodity prices, and the financial and economic implications of the Russian invasion of Ukraine. Western sanctions against Russia pushed commodity prices higher and weighed on the value of the ruble, as well as on Russian equity markets in general. In March, Russian securities were removed from major emerging market indices. Chinese equities also declined as the nation experienced a resurgence of COVID-19 cases. Lockdowns in major cities, including Shanghai, further depressed equity valuations. One bright spot for the quarter was among net oil-exporting countries, which benefited from the spike in energy prices.

Geopolitical tension, rising inflation, and a strengthening U.S. dollar weighed on emerging markets’ performance over the second quarter. Chinese equities were the only market to finish the quarter with a positive return as the government lifted COVID-related lockdowns and officials vowed to support economic growth. However, a souring outlook on global trade weighed on other Asian countries, including Taiwan and South Korean markets, while European emerging markets fell due to the economic effects of a shortage of Russian gas supplies. Elsewhere, political uncertainties and growing recession fears weighed on Latin American markets, most notably Peru, Colombia, and Brazil.

These themes continued into the third quarter, with fears of a global recession, high inflation, and a strong dollar driving most emerging markets lower. One notable shift was the poor performance of Chinese equities, which were among the worst performers for the quarter within emerging markets. The nation’s zero-COVID policy continued to generate economic headwinds despite new accommodative policies from the People’s Bank of China. By comparison, Turkey was one of the best-performing markets among its peers, as its central bank announced a surprise rate cut in August despite elevated inflation.

Emerging markets equities rallied over the fourth quarter, supported by a weaker dollar and by China’s relaxation of its zero-COVID policy. Hopes that the Federal Reserve would slow its monetary tightening helped buoy optimism among emerging markets investors in October and November 2022. Meanwhile, the meeting between U.S. and Chinese presidents during the G20 summit signaled easing geopolitical tensions and helped boost market sentiment. Net oil exporters lagged their peers for the final quarter of 2022 as energy prices eased.

All sectors of the Index posted negative returns for the year under review. The utilities, financials, and industrials sectors were among the best performers, while the energy, consumer services, and information technology sectors were among the worst performers.

The Fund underperformed its benchmark primarily due to the impacts of fair value adjustments and expenses incurred by the Fund.

The Fund uses exchange traded equity index futures for the purpose of efficient portfolio management, and these derivatives did not have a significant impact on the Fund’s return in 2022. Futures contracts are purchased to provide immediate market exposure proportionate to cash accruals and investable cash within the portfolio.

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2022.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® MSCI Emerging Markets Equity Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the MSCI Emerging Markets Index as closely as possible. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 90% of its assets in the securities of the MSCI Emerging Markets Index (the “Underlying Index”) and in depositary receipts representing securities in its Underlying Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2022
	1 Year	3 Year	5 Year	10 Year
AZL® MSCI Emerging Markets Equity Index Fund (Class 1 Shares)	(20.50)%	(3.53)%	(2.22)%	0.94%
AZL® MSCI Emerging Markets Equity Index Fund (Class 2 Shares)	(20.78)%	(3.78)%	(2.47)%	0.69%
MSCI Emerging Markets Index (gross of withholding taxes)	(19.74)%	(2.34)%	(1.03)%	1.81%
MSCI Emerging Markets Index (net of withholding taxes)	(20.09)%	(2.69)%	(1.40)%	1.44%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® MSCI Emerging Markets Equity Index Fund (Class 1 Shares)	1.09%
AZL® MSCI Emerging Markets Equity Index Fund (Class 2 Shares)	1.34%

The above expense ratios are based on the current Fund prospectus dated April 29, 2022. The Manager and the Fund have entered into a written agreement reducing the management fee to 0.45% through at least April 30, 2024. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.85% for Class 1 Shares and 1.10% for Class 2 Shares through April 30, 2024. Additional information pertaining to the December 31, 2022 expense ratios can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index, an unmanaged free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. The Index returns shown do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “gross of withholding taxes” reflects the maximum possible reinvestment of dividends with no adjustment for withholding tax deductions or tax credits. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MSCI Emerging Markets Equity Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MSCI Emerging Markets Equity Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL MSCI Emerging Markets Equity Index Fund, Class 1	$1,000.00	$962.20	$3.02	0.61%

AZL MSCI Emerging Markets Equity Index Fund, Class 2	$1,000.00	$960.10	$4.25	0.86%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL MSCI Emerging Markets Equity Index Fund, Class 1	$1,000.00	$1,022.13	$3.11	0.61%

AZL MSCI Emerging Markets Equity Index Fund, Class 2	$1,000.00	$1,020.87	$4.38	0.86%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Financials	22.0%

Information Technology	18.6

Consumer Discretionary	13.6

Communication Services	10.4

Materials	8.8

Consumer Staples	6.5

Industrials	6.0

Energy	4.9

Health Care	4.0

Utilities	3.0

Real Estate	1.9

Total Common Stocks and Preferred Stocks	99.7

Rights	— †

Unaffiliated Investment Company	0.4

Short-Term Security Held as Collateral for Securities on Loan	0.2%

Total Investment Securities	100.3

Net other assets (liabilities)	(0.3)

Net Assets	100.0%

†	Represents less than 0.05%.

3

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks (98.4%):
Aerospace & Defense (0.2%):
5,099	Aecc Aviation Power Co., Ltd.	$31,004
18,981	Aselsan Elektronik Sanayi Ve Ticaret AS	62,793
83,000	AviChina Industry & Technology Co., Ltd., Class H	37,313
106,710	Bharat Electronics, Ltd.	128,883
2,026	Korea Aerospace Industries, Ltd.	82,043
7,300	Kuang-Chi Technologies Co., Ltd., Class A	17,880

		359,916

Air Freight & Logistics (0.3%):
44,036	Agility Public Warehousing Co. KSC	104,091
572	Hyundai Glovis Co., Ltd.	74,383
9,300	SF Holding Co., Ltd., Class A	77,307
7,800	YTO Express Group Co., Ltd., Class A	22,549
3,900	Yunda Holding Co., Ltd., Class A	8,052
11,913	ZTO Express Cayman, Inc., ADR	320,102

		606,484

Airlines (0.3%):
66,000	Air China, Ltd.*	58,780
69,000	China Airlines, Ltd.	42,627
39,299	China Eastern Airlines Corp., Ltd.*	31,204
38,000	China Southern Airlines Co., Ltd.*	41,450
28,000	China Southern Airlines Co., Ltd., Class H*	18,227
64,000	Eva Airways Corp.	58,580
2,989	InterGlobe Aviation, Ltd.*	72,383
4,761	Korean Air Lines Co., Ltd.*	87,111
13,203	Turk Hava Yollari AO*	99,452

		509,814

Auto Components (0.5%):
2,213	Balkrishna Industries, Ltd.	56,859
6,982	Bharat Forge, Ltd.	74,084
900	Changzhou Xingyu Automotive Lighting Systems Co., Ltd., Class A	16,508
47,000	Cheng Shin Rubber Industry Co., Ltd.	51,821
6,500	Fuyao Glass Industry Group Co., Ltd.	32,801
12,800	Fuyao Glass Industry Group Co., Ltd., Class H	53,721
2,479	Hankook Tire & Technology Co., Ltd.	61,453
5,302	Hanon Systems	34,150
4,200	Huayu Automotive Systems Co., Ltd.	10,474
1,000	Huizhou Desay Sv Automotive Co., Ltd., Class A	15,157
1,665	Hyundai Mobis Co., Ltd.	265,455
24,000	Minth Group, Ltd.	64,683
53,980	Motherson Sumi Systems, Ltd.	48,174
62	MRF, Ltd.	66,246
1,500	Ningbo Joyson Electronic Corp.*	3,026
2,300	Ningbo Tuopu Group Co., Ltd., Class A	19,391
3,600	Shandong Linglong Tyre Co., Ltd., Class A	10,609
2,876	Tube Investments of India, Ltd.	96,518

		981,130

Automobiles (2.6%):
564,400	Astra International Tbk PT	205,655
1,747	Bajaj Auto, Ltd.	76,219
3,133	BYD Co., Ltd.	115,894
23,500	BYD Co., Ltd., Class H	577,929
14,924	Chongqing Changan Automobile Co., Ltd., Class A	26,446
84,000	Dongfeng Motor Group Co., Ltd., Class H	48,223
4,135	Eicher Motors, Ltd.	160,734
2,009	Ford Otomotiv Sanayi AS	56,478

Shares		Value
Common Stocks, continued
Automobiles, continued
177,000	Geely Automobile Holdings, Ltd.	$256,033
4,500	Great Wall Motor Co., Ltd., Class A	19,186
92,500	Great Wall Motor Co., Ltd., Class H	120,459
99,200	Guangzhou Automobile Group Co., Ltd.	66,396
3,348	Hero MotoCorp, Ltd.	110,863
732	Hyundai Motor Co., Ltd.	42,996
3,891	Hyundai Motor Co., Ltd.	467,694
7,403	Kia Corp.	349,191
30,994	Li Auto, Inc., Class A*	316,074
24,997	Mahindra & Mahindra, Ltd.	376,229
3,371	Maruti Suzuki India, Ltd.	340,958
38,293	NIO, Inc., ADR*	373,357
19,100	SAIC Motor Corp., Ltd.	39,628
47,846	Tata Motors, Ltd.*	223,221
5,185	TVS Motor Co., Ltd.	68,049
23,258	XPeng, Inc.*	115,612
36,000	Yadea Group Holdings, Ltd.	59,964

		4,613,488

Banks (15.4%):
21,458	Absa Group, Ltd.	245,086
87,807	Abu Dhabi Commercial Bank	215,024
42,766	Abu Dhabi Islamic Bank Pjsc	105,971
143,000	Agricultural Bank of China, Ltd.	59,847
724,000	Agricultural Bank of China, Ltd., Class A	248,623
87,522	Akbank T.A.S.	91,528
54,967	Al Rajhi Bank*	1,102,910
28,624	Alinma Bank	248,490
49,791	Alpha Services and Holdings SA	53,119
53,900	AMMB Holdings Berhad	50,742
16,034	Arab National Bank	136,933
2,564	AU Small Finance Bank, Ltd.	20,193
62,674	Axis Bank, Ltd.	704,489
43,571	Banco Bradesco SA	111,172
1,298,706	Banco de Chile	134,803
2,143	Banco de Credito e Inversiones	61,651
21,062	Banco del Bajio SA	66,541
24,879	Banco do Brasil SA	163,670
11,234	Banco Santander Brasil SA	59,988
2,238,136	Banco Santander Chile	89,626
7,060	Bancolombia SA	61,904
10,347	Bancolombia SA	71,620
20,207	Bandhan Bank, Ltd.*	56,989
15,757	Bank AlBilad*	186,902
11,736	Bank Al-Jazira	59,742
102,800	Bank Jago TBK PT*	24,475
37,500	Bank of Beijing Co., Ltd., Class A	23,254
2,247,000	Bank of China, Ltd.	817,676
72,500	Bank of China, Ltd., Class A	32,947
75,999	Bank of Communications Co., Ltd., Class A	51,827
249,000	Bank of Communications Co., Ltd., Class H	142,665
10,200	Bank of Hangzhou Co., Ltd.	19,197
36,920	Bank of Jiangsu Co., Ltd.	38,729
18,200	Bank of Nanjing Co., Ltd.	27,285
13,970	Bank of Ningbo Co., Ltd.	65,234
34,470	Bank of Shanghai Co., Ltd., Class A	29,309
62,666	Bank of the Philippine Islands	114,842
5,661	Bank Pekao SA	112,410

See accompanying notes to the financial statements.

4

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Banks, continued
17,575	Banque Saudi Fransi	$190,260
68,801	BDO Unibank, Inc.	129,970
36,846	Boubyan Bank KSCP	96,290
2,330	Capitec Bank Holdings, Ltd.	255,025
136,746	Chang Hwa Commercial Bank	76,286
257,000	China Citic Bank Co., Ltd.	113,937
2,647,000	China Construction Bank	1,658,600
32,600	China Construction Bank Corp.	26,386
430,795	China Development Financial Holding Corp.	176,523
72,500	China Everbright Bank Co., Ltd.	31,995
52,000	China Everbright Bank Co., Ltd., Class H	15,857
109,500	China Merchants Bank Co., Ltd.	607,038
36,144	China Merchants Bank Co., Ltd.	193,817
69,700	China Minsheng Banking Corp., Ltd., Class A	34,597
113,300	China Minsheng Banking Corp., Ltd., Class H	39,196
197,400	CIMB Group Holdings Berhad	260,316
75,212	Commercial Bank of Qatar Qsc (The)	103,249
71,388	Commercial International Bank Egypt SAE	119,692
1,875	Credicorp, Ltd.	254,362
505,000	CTBC Financial Holding Co., Ltd.	362,997
66,215	Dubai Islamic Bank	102,789
385,097	E.Sun Financial Holding Co., Ltd.	301,271
56,719	Emirates NBD Bank PJSC	200,471
70,569	Eurobank Ergasias Services and Holdings SA*	79,651
130,178	First Abu Dhabi Bank PJSC	605,498
318,999	First Financial Holdings Co., Ltd.	274,970
73,601	Grupo Financiero Banorte SAB de C.V.	528,563
58,223	Grupo Financiero Inbursa SAB de C.V., Class O*	98,144
24,941	Gulf Bank KSCP	25,556
8,661	Hana Financial Holdings Group, Inc.	289,827
19,300	Hong Leong Bank Berhad	90,047
6,400	Hong Leong Financial Group Berhad	27,050
251,375	Hua Nan Financial Holdings Co., Ltd.	183,558
26,900	Huaxia Bank Co., Ltd., Class A	20,087
146,247	ICICI Bank, Ltd.	1,567,643
108,800	Industrial & Commercial Bank of China, Ltd., Class A	67,935
1,600,000	Industrial & Commercial Bank of China, Ltd., Class H	824,181
39,400	Industrial Bank Co., Ltd.	99,734
8,902	Industrial Bank of Korea (IBK)	68,818
146,045	Itausa — Investimentos Itau S.A.	235,423
3,929	KakaoBank Corp.*	76,568
11,100	Kasikornbank PCL	47,151
10,140	KB Financial Group, Inc.	386,253
2,004	Komercni Banka AS^	58,075
16,130	Kotak Mahindra Bank, Ltd.	354,916
43,000	Krung Thai Bank	21,934
209,453	Kuwait Finance House KSCP	565,721
102,501	Malayan Banking Bhd	202,353
128,199	Masraf Al Rayan	111,818
371	mBank SA*	25,141
317,125	Mega Financial Holdings Co., Ltd.	313,075
46,592	Metropolitan Bank & Trust	45,179
10,951	Moneta Money Bank AS	36,917
10,393	National Bank of Greece SA*	41,559
203,432	National Bank of Kuwait SAKP	718,300
64,205	National Commercial Bank	864,546
13,995	Nedcor, Ltd.	175,213

Shares		Value
Common Stocks, continued
Banks, continued
5,651	OTP Bank Nyrt	$153,147
33,100	Ping An Bank Co., Ltd., Class A	62,692
38,900	Postal Savings Bank of China Co., Ltd., Class A	25,861
231,000	Postal Savings Bank of China Co., Ltd., Class H	142,711
22,657	Powszechna Kasa Oszczednosci Bank Polski SA	157,504
1,554,500	PT Bank Central Asia Tbk	852,392
533,300	PT Bank Mandiri Persero Tbk	338,968
191,700	PT Bank Negara Indonesia Tbk	113,187
1,819,942	PT Bank Rakyat Indonesia Tbk	577,034
421,800	Public Bank Berhad	413,642
27,221	Qatar International Islamic Bank QSC	77,851
43,180	Qatar Islamic Bank	220,255
129,909	Qatar National Bank	642,202
59,900	RHB Bank Bhd	78,758
41,240	Riyad Bank	349,796
1,058	Santander Bank Polska SA	62,550
11,462	Saudi Investment Bank/The	53,000
317,881	Sberbank of Russia*(a)	4
28,200	SCB X pcl	86,778
113,474	Shanghai Commercial & Savings Bank, Ltd. (The)	162,300
70,100	Shanghai Pudong Development Bank Co., Ltd.	73,427
12,719	Shinhan Financial Group Co., Ltd.	354,446
298,758	SinoPac Financial Holdings Co., Ltd.	161,717
35,548	Standard Bank Group, Ltd.	351,287
47,953	State Bank of India	354,350
331,001	Taishin Financial Holding Co., Ltd.	162,555
118,000	Taiwan Business Bank	49,705
288,654	Taiwan Cooperative Financial Holding Co., Ltd.	244,112
3,719	TCS Group Holding plc, GDR*(a)	—
23,255	The Saudi British Bank	241,607
102,709	Turkiye Is Bankasi AS, Class C	70,244
97,280,589	VTB Bank PJSC*(a)	1,342
15,903	Woori Financial Group, Inc.	146,101
83,021	Yapi ve Kredi Bankasi AS	52,088
316,254	Yes Bank, Ltd.*	78,555

		27,301,909

Beverages (1.8%):
138,132	Ambev SA Com Npv	379,921
1,100	Anhui Gujing Distillery Co., Ltd., Class A	42,215
3,000	Anhui Gujing Distillery Co., Ltd., Class B	47,991
1,300	Anhui Kouzi Distillery Co., Ltd.	10,791
10,480	Arca Continental SAB de C.V.	85,122
8,700	Carabao Group pcl	24,221
42,000	China Resources Beer Holdings Co., Ltd.	293,598
1,400	Chongqing Brewery Co., Ltd., Class A	25,668
15,966	Coca-Cola Femsa S.A.B de C.V.	108,046
3,027	Compania Cervecerias Unidas SA	20,226
54,785	Fomento Economico Mexicano S.A.B. de C.V.	426,394
2,800	Jiangsu King’s Luck Brewery JSC, Ltd., Class A	20,495
3,200	Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	73,671
1,100	JiuGui Liquor Co., Ltd., Class A	21,840
2,172	Kweichow Moutai Co., Ltd.	537,512
2,400	Luzhou Laojiao Co., Ltd.	77,130
51,000	Nongfu Spring Co., Ltd., Class H	288,216
23,700	Osotspa pcl	19,338
2,744	Shanghai Bairun Investment Holding Group Co., Ltd., Class A	14,754

See accompanying notes to the financial statements.

5

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Beverages, continued
2,160	Shanxi Xinghuacun Fen Wine Factory Co., Ltd., Class A	$88,584
1,400	Sichuan Swellfun Co., Ltd., Class A	16,973
2,600	Tsingtao Brewery Co., Ltd., Class A	40,225
14,000	Tsingtao Brewery Co., Ltd., Class H	138,325
7,920	United Spirits, Ltd.*	84,034
5,817	Varun Beverages, Ltd.	92,621
6,800	Wuliangye Yibin Co., Ltd., Class A	176,082

		3,153,993

Biotechnology (0.7%):
51,000	3SBio, Inc.	54,085
18,460	BeiGene, Ltd.*	315,352
1,015	Beijing Wantai Biological Pharmacy Enterprise Co., Ltd., Class A	18,462
600	BGI Genomics Co., Ltd.	4,463
10,203	Biocon, Ltd.	32,286
2,862	Celltrion, Inc.	366,188
3,200	Chongqing Zhifei Biological Products Co., Ltd., Class A	40,445
3,270	Hualan Biological Engineering, Inc., Class A	10,648
300	Imeik Technology Development Co., Ltd., Class A	24,453
28,000	Innovent Biologics, Inc.*	120,220
1,366	Legend Biotech Corp., ADR*	68,191
6,000	PharmaEssentia Corp.*	93,079
1,000	Shanghai Junshi Biosciences Co., Ltd., Class A*	9,008
21,600	Shanghai Raas Blood Products Co., Ltd.	19,704
2,560	Shenzhen Kangtai Biological Products Co., Ltd., Class A	11,616
644	SK Bioscience Co., Ltd.*	37,811
4,000	Walvax Biotechnology Co., Ltd., Class A	23,137
2,417	Zai Lab, Ltd., ADR*	74,202

		1,323,350

Building Products (0.0%†):
3,000	Beijing New Building Materials plc	11,152
35,000	China Lesso Group Holdings, Ltd.	36,477
6,500	Zhuzhou Kibing Group Co., Ltd., Class A	10,655

		58,284

Capital Markets (1.2%):
173,524	B3 SA- Brasil Bolsa Balcao	434,204
34,376	Banco BTG Pactual SA	155,888
23,140	Caitong Securities Co., Ltd.	23,709
193,000	China Cinda Asset Management Co., Ltd., Class H	26,711
120,000	China Galaxy Securities Co.	58,588
44,400	China International Capital Corp., Ltd.	84,781
14,140	China Merchants Securities Co., Ltd.	27,061
21,465	Citic Securities Co., Ltd., Class A	61,504
67,850	Citic Securities Co., Ltd., Class A	137,205
5,300	CSC Financial Co., Ltd., Class A	18,116
27,993	East Money Information Co., Ltd., Class A	78,168
6,600	Everbright Securities Co., Ltd.	14,125
30,400	GF Securities Co., Ltd.	43,429
15,400	GF Securities Co., Ltd., Class A	34,331
12,599	Guosen Securities Co., Ltd., Class A	16,099
14,600	Guotai Junan Securities Co., Ltd.	28,551
28,600	Haitong Securities Co., Ltd.	35,762
78,800	Haitong Securities Co., Ltd.	48,168
1,000	Hithink RoyalFlush Information Network Co., Ltd., Class A	14,194

Shares		Value
Common Stocks, continued
Capital Markets, continued
12,900	Huatai Securities Co., Ltd., Class A	$23,649
44,600	Huatai Securities Co., Ltd., Class H	50,708
31,590	Industrial Securities Co., Ltd.	26,094
1,242	Korea Investment Holdings Co., Ltd.	52,778
10,139	Meritz Securities Co., Ltd.	50,561
9,168	Mirae Asset Securities Co., Ltd.	44,345
2,777	NH Investment & Securities Co., Ltd.	19,348
26,240	Orient Securities Co., Ltd./China	33,761
3,779	Reinet Investments SCA	73,144
1,516	Samsung Securities Co., Ltd.	37,956
1,027	Saudi Tadawul Group Holding Co.	49,326
69,900	Shenwan Hongyuan Group Co., Ltd.	40,031
45,462	The Moscow Exchange*(a)	45
283,820	Yuanta Financial Holding Co., Ltd.	200,336
5,300	Zheshang Securities Co., Ltd.	7,574

		2,050,250

Chemicals (3.2%):
5,052	Advanced Petrochemical Co.	57,250
11,215	Asian Paints, Ltd.	418,713
9,301	Berger Paints India, Ltd.	65,182
42,000	Dongyue Group, Ltd.	46,235
88,000	Formosa Chemicals & Fibre Corp.	201,309
112,000	Formosa Plastics Corp.	316,229
4,600	Guangzhou Tinci Materials Technology Co., Ltd., Class A	28,971
3,276	Hanwha Chemical Corp.*	111,739
31,971	Hektas Ticaret TAS*	64,359
13,400	Hengli Petrochemical Co., Ltd.	29,916
10,092	Hengyi Petrochemical Co., Ltd., Class A	10,209
1,300	Hoshine Silicon Industry Co., Ltd.	15,519
60,600	Indorama Ventures pcl	71,095
9,200	Jiangsu Eastern Shenghong Co., Ltd., Class A	17,208
533	Kumho Petrochemical Co., Ltd.	53,453
1,357	LG Chem, Ltd.	649,200
226	LG Chem, Ltd.	49,926
3,900	Lomon Billions Group Co., Ltd., Class A	10,619
540	Lotte Chemical Corp.	75,697
135,824	Mesaieed Petrochemical Holding Co.	79,107
133,000	Nan Ya Plastics Corp.	307,130
9,868	National Industrialization Co.*	32,551
14,000	Ningxia Baofeng Energy Group Co., Ltd., Class A	24,281
29,450	Orbia Advance Corp SAB de CV	52,152
73,300	Petronas Chemicals Group Berhad	143,323
1,447	PhosAgro PJSC(a)	—
27	Phosagro Public Joint Stock Co., GDR*(a)	—
2,276	PI Industries, Ltd.	93,902
4,453	Pidilite Industries, Ltd.	136,903
836,106	PT Barito Pacific Tbk	40,559
53,800	PTT Global Chemical Public Co., Ltd.	73,428
6,900	Qinghai Salt Lake Industry Co., Ltd., Class A*	22,492
19,350	Rongsheng Petro Chemical Co., Ltd., Class A	34,249
6,039	SABIK Agri-Nutrients Co.	234,971
8,631	Sahara International Petrochemical Co.	78,209
12,572	Sasa Polyester Sanayi AS*	73,910
16,339	Sasol, Ltd.	258,599
26,296	Saudi Basic Industries Corp.	625,807
8,430	Saudi Industrial Investment Group	49,317

See accompanying notes to the financial statements.

6

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Chemicals, continued
21,544	Saudi Kayan Petrochemical Co.*	$78,497
4,940	Shandong Hualu Hengsheng Chemical Co., Ltd., Class A	23,543
3,600	Shanghai Putailai New Energy Technology Co., Ltd., Class A	26,831
264	Shenzhen Dynanonic Co., Ltd., Class A	8,724
591	SK IE Technology Co., Ltd.*	25,053
649	SKC Co., Ltd.	45,831
1,120	Skshu Paint Co., Ltd., Class A*	18,346
4,172	Sociedad Quimica y Minera de Chile SA	337,579
3,359	SRF, Ltd.	92,643
1,900	Tianqi Lithium Corp., Class A*	21,548
14,118	UPL, Ltd.	122,239
5,900	Wanhua Chemical Group Co., Ltd.	78,598
7,713	Yanbu National Petrochemical Co.	85,530

		5,618,681

Commercial Services & Supplies (0.1%):
108,222	China Everbright International, Ltd.	48,096
6,265	Indian Railway Catering & Tourism Corp., Ltd.	48,305
588	S1 Corp.	27,652
2,200	Shanghai M&G Stationery, Inc., Class A	17,406

		141,459

Communications Equipment (0.2%):
15,000	Accton Technology Corp.	114,333
20,500	BYD Electronic International Co., Ltd.	65,946
1,300	China Zhenhua Group Science & Technology Co., Ltd., Class A	21,368
1,800	Yealink Network Technology Corp., Ltd., Class A	15,693
900	Zhongji Innolight Co., Ltd., Class A	3,497
8,300	ZTE Corp.	30,886
23,800	ZTE Corp., Class H	52,456

		304,179

Construction & Engineering (0.5%):
98,000	China Communications Services Corp., Ltd.	35,582
118,000	China Railway Group, Ltd.	62,296
53,400	China Railway Group, Ltd., Class A	42,628
80,500	China State Construction Engineering Corp., Ltd.	62,746
44,000	China State Construction International Holdings, Ltd.	49,230
2,127	Hyundai Engineering & Construction Co., Ltd.	59,190
19,005	Larsen & Toubro, Ltd.	477,983
35,600	Metallurgical Corp. of China, Ltd.	16,261
38,400	Power Construction Corp. of China, Ltd.	39,062
4,331	Samsung Engineering Co., Ltd.*	76,706

		921,684

Construction Materials (1.0%):
1,353	ACC, Ltd.	39,828
16,769	Ambuja Cements, Ltd.	106,268
7,700	Anhui Conch Cement Co., Ltd., Class A	30,339
33,000	Anhui Conch Cement Co., Ltd., Class H	114,436
72,000	Asia Cement Corp.	96,021
25,400	BBMG Corp.	9,269
437,937	Cemex SAB de C.V.*	177,134
8,458	China Jushi Co., Ltd., Class A	16,686
122,000	China National Buildings Material Co., Ltd.	100,222
78,000	China Resources Cement Holdings, Ltd.	40,957

Shares		Value
Common Stocks, continued
Construction Materials, continued
7,494	Grasim Industries, Ltd.	$155,619
900	Huaxin Cement Co., Ltd.	1,919
827	POSCO Chemical Co., Ltd.	118,735
78,729	PT Semen Indonesia (Persero) Tbk	33,260
298	Shree Cement, Ltd.	83,728
178,599	Taiwan Cement Corp.	195,484
19,200	The Siam Cement Public Co., Ltd.	189,431
3,087	Ultra Tech Cement, Ltd.	259,105

		1,768,441

Consumer Finance (0.6%):
2,667	360 DigiTech, Inc., ADR	54,300
7,516	Bajaj Finance, Ltd.	594,904
12,258	Cholamandalam Investment and Finance Co., Ltd.	106,738
15,500	JMT Network Services pcl	30,894
29,000	Krungthai Card pcl	49,458
17,481	Lufax Holding, Ltd., ADR	33,913
28,300	Muangthai Capital pcl, Class R	31,068
4,134	Muthoot Finance, Ltd.	53,002
4,769	SBI Cards & Payment Services, Ltd.	45,761
4,836	Shriram Transport Finance	80,347
27,700	Srisawad Corp pcl	39,011

		1,119,396

Containers & Packaging (0.1%):
21,248	Klabin SA	80,376
38,400	SCG Packaging pcl	63,070
1,500	Yunnan Energy New Material Co., Ltd.	28,342

		171,788

Diversified Consumer Services (0.2%):
11,500	Koolearn Technology Holding, Ltd.*	76,997
47,790	New Oriental Education & Technology Group, Inc.*	168,863
12,817	TAL Education Group, ADR*	90,360

		336,220

Diversified Financial Services (0.9%):
10,739	Bajaj Finserv, Ltd.	200,121
654	Bajaj Holdings & Investment, Ltd.	45,285
41,082	Chailease Holding Co., Ltd.	289,822
58,000	Far East Horizon, Ltd.	45,334
145,699	FirstRand, Ltd.	532,491
213,189	Fubon Financial Holdings Co., Ltd.	390,357
22,368	Haci Omer Sabanci Holding AS	53,982
16,878	Remgro, Ltd.	132,137

		1,689,529

Diversified Telecommunication Services (1.4%):
1,192,000	China Tower Corp., Ltd., Class H	128,305
104,000	Chunghwa Telecom Co., Ltd.	382,310
100,092	Emirates Telecommunications Group Co. PJSC	622,399
6,670	Hellenic Telecommunications Organization SA (OTE)	104,156
18,250	Indus Towers, Ltd.	41,917
6,438	LG Uplus Corp.	56,461
34,613	Ooredoo Qsc	87,435
34,010	Operadora de Sites Mexicanos SA de CV	33,465
1,422,900	PT Telekomunikasi Indonesia Tbk	342,845
497,700	Sarana Menara Nusantara Tbk PT	35,135
43,150	Saudi Telecom Co.	421,101
12,522	Telefonica Brasil SA	90,964

See accompanying notes to the financial statements.

7

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Diversified Telecommunication Services, continued
37,500	Telekom Malaysia Berhad	$46,048
285,600	True Corp. pcl	39,869

		2,432,410

Electric Utilities (1.2%):
7,799	Adani Transmission, Ltd.*	242,897
7,912	Centrais Eletricas Brasileiras S.A	64,789
32,586	Centrais Eletricas Brasileiras S.A	259,987
4,545	CEZ AS	155,112
46,508	Companhia Energetica de Minas Gerais	98,140
657,720	ENEL Americas SA	88,053
1,011,183	ENEL Chile SA	46,504
6,011	Energisa SA	50,338
27,877	Equatorial Energia SA	142,680
952,130	Inter Rao Ues PJSC(a)	13
15,365	Interconexion Electrica SA ESP	66,570
7,164	Korea Electric Power Corp., Ltd.*	124,029
25,730	PGE SA*	40,415
93,408	Power Grid Corp. of India, Ltd.	240,466
4,801	Public Power Corp. SA*	33,620
25,045	Saudi Electricity Co.	153,905
42,224	Tata Power Co., Ltd. (The)	105,606
61,000	Tenega Nasional Berhad	133,491

		2,046,615

Electrical Equipment (0.9%):
1,351	ABB India, Ltd.	43,824
4,200	Contemporary Amperex Technology Co., Ltd., Class A	237,827
7,300	Dongfang Electric Corp., Ltd., Class A	22,081
11,375	Doosan Heavy Industries & Construction Co., Ltd.*	139,834
1,384	Ecopro BM Co., Ltd.	101,818
3,801	Eve Energy Co., Ltd., Class A	48,091
1,050	Ginlong Technologies Co., Ltd., Class A*	27,212
7,790	Havells India, Ltd.	103,602
12,500	Jiangsu Zhongtian Technology Co., Ltd., Class A	29,009
983	LG Energy Solution*	340,626
4,200	Ming Yang Smart Energy Group, Ltd., Class A	15,271
13,176	Nari Technology Co., Ltd.	46,084
1,600	Ningbo Orient Wires & Cables Co., Ltd., Class A	15,619
1,200	Ningbo Ronbay New Energy Technology Co., Ltd., Class A	11,874
2,900	Sungrow Power Supply Co., Ltd., Class A	46,673
3,200	Sunwoda Electronic Co., Ltd., Class A	9,741
400	Suzhou Maxwell Technologies Co., Ltd., Class A	23,705
7,200	TBEA Co., Ltd., Class A	20,807
2,000	Voltronic Power Technology Corp.	100,369
70,616	Walsin Lihwa Corp.	108,352
12,400	Xinjiang Goldwind Science & Technology Co., Ltd.	11,043
16,541	Xinjiang Goldwind Science & Technology Co., Ltd.	26,168
3,500	Zhejiang Chint Electrics Co., Ltd., Class A	13,943
15,800	Zhuzhou CRRC Times Electric Co., Ltd., Class H	78,458

		1,622,031

Electronic Equipment, Instruments & Components (2.7%):
18,500	AAC Technologies Holdings, Inc.*	42,301
177,600	AU Optronics Corp.	86,628
4,200	Chaozhou Three-Circle Group Co., Ltd., Class A	18,560
8,500	Delta Electronics Thailand pcl	203,811
57,000	Delta Electronics, Inc.	531,061

Shares		Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
24,000	E Ink Holdings, Inc.	$125,608
9,699	Foxconn Industrial Internet Co., Ltd., Class A	12,790
8,100	GoerTek, Inc., Class A	19,560
2,100	Guangzhou Shiyuan Electronic Technology Co., Ltd., Class A	17,810
354,000	Hon Hai Precision Industry Co., Ltd.	1,150,234
606	Iljin Materials Co., Ltd.	25,081
48,600	Inari Amertron Berhad	28,873
240,730	Innolux Corp.	86,501
19,500	Kingboard Holdings, Ltd.	62,095
37,500	Kingboard Laminates Holdings, Ltd.	41,229
659	L&F Co., Ltd.*	91,427
3,000	Largan Precision Co., Ltd.	198,983
11,400	Lens Technology Co., Ltd., Class A	17,276
6,031	LG Display Co., Ltd.	59,892
404	LG Innotek Co., Ltd.	81,655
4,700	Lingyi iTech Guangdong Co., Class A*	3,071
14,559	Luxshare Precision Industry Co., Ltd.	66,548
864	Maxscend Microelectronics Co., Ltd., Class A	14,222
7,000	Nan Ya Printed Circuit Board Corp.	51,626
1,200	NAURA Technology Group Co., Ltd., Class A	38,911
4,200	OFILM Group Co., Ltd., Class A*	2,841
1,281	Raytron Technology Co., Ltd., Class A	6,856
1,474	Samsung Electro-Mechanics Co., Ltd., Series L	153,614
1,571	Samsung SDI Co., Ltd.	740,319
3,800	Shengyi Technology Co., Ltd., Class A	7,880
1,820	Shennan Circuits Co., Ltd., Class A	18,902
20,800	Sunny Optical Technology Group Co., Ltd.	247,542
7,000	Suzhou Dongshan Precision Manufacturing Co., Ltd.	24,926
41,000	Synnex Technology International Corp.	78,947
14,000	Tianma Microelectronics Co., Ltd., Class A	17,445
35,000	Unimicron Technology Corp.	136,465
6,300	Unisplendour Corp., Ltd., Class A	17,706
1,700	Wingtech Technology Co., Ltd.	12,866
47,960	WPG Holdings, Ltd.	75,041
6,350	Wuhan Guide Infrared Co., Ltd.	10,027
1,650	WUS Printed Circuit Kunshan Co., Ltd., Class A	2,826
9,851	Yageo Corp.	144,420
9,200	Zhejiang Dahua Technology Co., Ltd., Class A	14,972
19,000	Zhen Ding Technology Holding, Ltd.	64,869

		4,854,217

Energy Equipment & Services (0.1%):
48,000	China Oilfield Services, Ltd.	58,209
126,200	Dialog Group Berhad	70,334

		128,543

Entertainment (1.0%):
4,913	Bilibili, Inc., ADR*	116,389
2,170	CD Projekt SA	64,306
400	G-Bits Network Technology Xiamen Co., Ltd.	17,963
455	HYBE Co., Ltd.*	63,143
9,347	IQIYI, Inc., ADR*	49,539
870	Kakao Games Corp.*	31,186
28,000	Kingsoft Corp., Ltd.	93,659
758	Krafton, Inc.*	101,841
4,000	Mango Excellent Media Co., Ltd., Class A	17,282
483	Ncsoft Corp.	172,723

See accompanying notes to the financial statements.

8

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Entertainment, continued
54,975	NetEase, Inc.	$801,392
657	Netmarble Corp.	31,661
810	Pearl Abyss Corp.*	27,159
7,050	Perfect World Co., Ltd., Class A	12,906
20,844	Tencent Music Entertainment Group, ADR*	172,588
4,800	Wuhu Sanqi Interactive Entertainment Network Technology Group Co., Ltd., Class A	12,471
15,360	Zhejiang Century Huatong Group Co., Ltd., Class A*	8,421

		1,794,629

Equity Real Estate Investment Trusts (REITs) (0.1%):
79,843	Fibra UNO Amdinistracion SA	94,096
89,688	Growthpoint Properties, Ltd.	76,284

		170,380

Food & Staples Retailing (1.4%):
13,933	Atacadao Distribuicao Comercio e Industria, Ltd.	39,008
4,988	Avenue Supermarts, Ltd.*	244,476
27,700	Berli Jucker pcl	28,204
157	BGF Retail Co., Ltd.	26,186
10,042	Bid Corp., Ltd.	194,969
12,876	BIM Birlesik Magazalar AS	94,346
41,302	Cencosud SA	67,960
7,085	Clicks Group, Ltd.	112,691
166,700	CP All pcl	328,675
1,473	Dino Polska SA*	126,601
631	E-Mart Co., Ltd.	49,166
2,004	Magnit PJSC*(a)	—
704	Nahdi Medical Co.*	31,401
16,000	President Chain Store Corp.	141,388
32,016	Raia Drogasil SA	143,851
20,211	Sendas Distribuidora SA	74,539
14,686	Shoprite Holdings, Ltd.	195,500
414,900	Sumber Alfaria Trijaya Tbk PT	70,641
5,844	The Spar Group, Ltd.	39,066
141,551	Wal-Mart de Mexico SAB de C.V.	498,354
3,565	X5 Retail Group NV, GDR*(a)	4
1,456	Yifeng Pharmacy Chain Co., Ltd., Class A	13,376

		2,520,402

Food Products (2.0%):
4,930	Almarai Co. JSC	70,302
7,000	Beijing Dabeinong Technology Group Co., Ltd.*	8,944
15,625	BRF SA*	24,507
2,902	Britannia Industries, Ltd.	150,891
107,900	Charoen Pokphand Foods Public Co., Ltd.	77,208
110,000	China Feihe, Ltd.	92,658
274,400	China Huishan Dairy Holdings Co., Ltd.*^	—
86,000	China Mengniu Dairy Co., Ltd.	386,851
245	CJ CheilJedang Corp.	73,946
75,500	Dali Foods Group Co., Ltd.	34,340
7,950	Foshan Haitian Flavouring & Food Co., Ltd.	91,016
700	Fu Jian Anjoy Foods Co., Ltd., Class A	16,308
5,255	Gruma, SAB de C.V., Class B	70,331
38,987	Grupo Bimbo SAB de C.V., Series A, Class A	164,816
3,800	Guangdong Haid Group Co., Ltd., Class A	33,752
5,400	Henan Shuanghui Investment & Development Co., Ltd.	20,147
10,200	Inner Mongolia Yili Indsutrial Group Co., Ltd.	45,359
90,500	IOI Corp. Berhad	83,301

Shares		Value
Common Stocks, continued
Food Products, continued
22,213	JBS SA	$92,526
1,500	Jonjee Hi-Tech Industrial And Commercial Holding Co., Ltd.	7,924
700	Juewei Food Co., Ltd., Class A	6,155
12,600	Kuala Lumpur Kepong Berhad	64,001
16,791	Marico, Ltd.	103,497
179,400	Monde Nissin Corp.	35,802
9,772	Muyuan Foodstuff Co., Ltd.	68,339
955	Nestle India, Ltd.	225,862
2,000	Nestle Malaysia Bhd	63,631
10,600	New Hope Liuhe Co., Ltd., Class A*	19,632
721	Orion Corp./ Republic of Korea	73,238
20,980	PPB Group Berhad	83,122
213,700	PT Charoen Pokphand Indonesia Tbk	77,559
76,600	PT Indofood CBP Sukses Makmur Tbk	49,161
127,500	PT Indofood Sukses Makmur Tbk	55,090
32,650	QL Resources Berhad	40,881
59,200	Sime Darby Plantation Bhd	62,581
18,076	Tata Consumer Products, Ltd.	167,203
56,100	Thai Union Frozen Products pcl	27,384
9,830	The Savola Group	71,908
58,000	Tingyi (Caymen Is) Holding Corp.	102,155
6,800	Tongwei Co., Ltd., Class A	37,758
43,000	Uni-President China Holdings, Ltd.	42,847
137,000	Uni-President Enterprises Corp.	296,799
32,810	Universal Robina Corp.	80,307
139,000	Want Want China Holdings, Ltd.	92,824
13,060	Wens Foodstuffs Group Co., Ltd.	36,696
16,000	Yihai International Holding, Ltd.	55,893
2,600	Yihai Kerry Arawana Holdings Co., Ltd., Class A	16,258

		3,601,710

Gas Utilities (0.7%):
7,970	Adani Total Gas, Ltd.	354,818
18,500	Beijing Enterprises Holdings, Ltd.	59,263
77,800	China Gas Holdings, Ltd.	112,287
26,000	China Resources Gas Group, Ltd.	96,836
23,200	ENN Energy Holdings, Ltd.	323,678
60,454	GAIL India, Ltd.	70,056
8,251	Indraprastha Gas, Ltd.	41,218
124,000	Kunlun Energy Co., Ltd.	87,951
25,200	Petronas Gas Berhad	97,963

		1,244,070

Health Care Equipment & Supplies (0.2%):
54,400	Hartalega Holdings Berhad	21,034
2,280	Jafron Biomedical Co., Ltd., Class A	10,159
900	Jiangsu Yuyue Medical Equipment & Supply Co., Ltd.	4,126
7,700	Lepu Medical Technology Beijing Co., Ltd., Class A	25,409
20,000	Microport Scientific Corp.*	52,676
1,680	Ovctek China, Inc., Class A	8,631
548	SD Biosensor, Inc.	13,158
72,000	Shandong Weigao Group Medical Polymer Co., Ltd., Class H	117,931
2,100	Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	95,325
155,200	Top Glove Corp. Berhad*	31,951

		380,400

See accompanying notes to the financial statements.

9

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Health Care Providers & Services (0.8%):
11,515	Aier Eye Hospital Group Co., Ltd., Class A	$51,489
3,000	Apollo Hospitals Enterprise, Ltd.	161,959
301,500	Bangkok Dusit Medical Services Public Co., Ltd.	252,549
13,700	Bumrungrad Hospital pcl	83,670
2,746	Celltrion Healthcare Co., Ltd.	127,011
1,074	Dallah Healthcare Co.	42,339
2,203	Dr Sulaiman Al Habib Medical Services Group Co.	129,346
1,400	Guangzhou Kingmed Diagnostics Group Co., Ltd., Class A	15,710
125,780	Hapvida Participacoes e Investimentos SA*	121,034
3,300	Huadong Medicine Co., Ltd., Class A	22,223
9,200	Hygeia Healthcare Holdings Co., Ltd.*^	66,025
60,100	IHH Healthcare Berhad	84,773
600	Jointown Pharmaceutical Group Co., Ltd.	1,125
15,300	Meinian Onehealth Healthcare Holdings Co., Ltd., Class A*	13,498
1,233	Mouwasat Medical Services Co.	68,662
9,527	Rede D’Or Sao Luiz SA	53,381
25,500	Shanghai Pharmaceuticals Holding Co., Ltd.	42,414
1,900	Shanghai Pharmaceuticals Holding Co., Ltd.	4,875
34,400	Sinopharm Group Co., Series H	87,244
700	Topchoice Medical Corp., Class A*	15,414

		1,444,741

Hotels, Restaurants & Leisure (1.0%):
231,900	Asset World Corp. pcl	42,016
3,600	China International Travel Service Corp., Ltd., Class A	111,949
67,600	Genting Berhard	68,852
86,800	Genting Malaysia Berhad	53,076
92,000	Haichang Ocean Park Holdings, Ltd.*	18,808
33,000	Haidilao International Holding, Ltd.*	94,743
5,524	Huazhu Group, Ltd., ADR	234,328
19,964	Indian Hotels Co., Ltd.	76,621
20,000	Jiumaojiu International Holdings, Ltd.	52,767
15,230	Jollibee Foods Corp.	63,034
11,750	Jubilant Foodworks, Ltd.	72,321
2,483	Kangwon Land, Inc.*	45,787
101,900	Minor International pcl*	94,928
7,104	OPAP SA	100,699
25,400	Shenzhen Overseas Chinese Town Co., Ltd., Class A	19,412
6,660	Songcheng Performance Development Co., Ltd., Class A	13,994
300	Super Hi International Holding, Ltd.*	382
11,781	Yum China Holdings, Inc.	643,832

		1,807,549

Household Durables (0.4%):
700	Ecovacs Robotics Co., Ltd., Class A	7,352
66,800	Haier Smart Home Co., Ltd., Class H	227,734
2,982	LG Electronics, Inc.	205,847
5,000	Nien Made Enterprise Co., Ltd.	47,889
1,400	Oppein Home Group, Inc., Class A	24,502
11,900	Qingdao Haier Co., Ltd.	41,900
28,400	TCL Corp., Class A	15,203
1,515	Woongjin Coway Co., Ltd.	67,277
1,600	Zhejiang Supor Co., Ltd., Class A	11,386

		649,090

Shares		Value
Common Stocks, continued
Household Products (0.5%):
23,740	Hindustan Unilever, Ltd.	$733,114
38,309	Kimberl- Clark de Mexico SAB de C.V.	65,028
189,400	PT Unilever Indonesia Tbk	57,131
15,000	Vinda International Holdings, Ltd.	44,048

		899,321

Independent Power and Renewable Electricity Producers (1.0%):
211,560	AC Energy Corp.	29,041
2,070	ACWA Power Co.	83,907
9,102	Adani Green Energy, Ltd.*	211,450
21,119	Adani Power, Ltd.*	76,225
26,100	B Grimm Power pcl	29,969
213,000	Cgn Power Co., Ltd., Class H	50,587
96,000	China Longyuan Power Group Corp.	117,449
41,500	China National Nuclear Power Co., Ltd.	35,829
136,000	China Power International Develpoment, Ltd.	57,184
58,000	China Resources Power Holdings Co.	118,620
38,500	China Three Gorges Renewables Group Co., Ltd.	31,299
40,400	China Yangtze Power Co., Ltd.	121,868
2,400	Electricity Genera pcl	11,957
43,600	Energy Absolute Public Co., Ltd.	121,822
7,616	Engie Brasil Energia SA	54,647
47,300	GD Power Development Co., Ltd., Class A*	29,024
25,400	Global Power Synergy pcl	53,560
87,800	Gulf Energy Development pcl, Class R	139,648
13,900	Huadian Power International Corp, Ltd., Class A	11,760
126,000	Huaneng Power International, Inc., Class H*	59,578
114,179	NTPC, Ltd.	229,185
16,900	Ratch Group pcl	20,867
10,900	Sichuan Chuantou Energy Co., Ltd., Class A	19,181
1,886	Terna Energy SA	41,078

		1,755,735

Industrial Conglomerates (1.2%):
58,230	Aboitiz Equity Ventures, Inc.	60,496
88,657	Alfa SAB de CV, Class A	56,474
4,280	Ayala Corp.	53,725
7,824	Bidvest Group, Ltd.	98,668
158,000	Citic, Ltd.	166,828
403	CJ Corp.	26,923
68,000	Far Eastern New Century Corp.	70,557
86,500	Fosun International, Ltd.	70,492
15,971	Grupo Carso SAB de C.V.	67,033
1,948	GS Holdings	67,776
15,300	Hap Seng Consolidated Berhad	22,232
44,815	Industries Qatar Q.S.C.	157,847
101,484	JG Summit Holdings, Inc.	91,999
20,331	KOC Holdings AS	91,063
2,559	LG Corp.	158,939
92,339	Multiply Group PJSC*	116,245
1,863	Mytilineos SA	40,426
54,807	Q Holding PJSC*	59,706
2,613	Samsung C&T Corp.	236,016
2,019	Siemens, Ltd.	69,008
62,100	Sime Darby Berhad	32,392
967	SK, Inc.	145,573
7,815	SM Investments Corp.	126,860
31,448	Turkiye Sise ve Cam Fabrikalari AS	72,285

		2,159,563

See accompanying notes to the financial statements.

10

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Insurance (2.4%):
17,305	BB Seguridade Participacoes SA	$110,500
2,107	Bupa Arabia For Cooperative Insurance Co.	80,551
242,426	Cathay Financial Holding Co., Ltd.	315,359
6,100	China Life Insurance Co., Ltd.	32,583
204,000	China Life Insurance Co., Ltd.	350,309
13,000	China Pacific Insurance Group Co., Ltd., Class A	45,871
75,600	China Pacific Insurance Group Co., Ltd., Class H	166,953
49,200	China Taiping Insurance Holdings Co., Ltd.	61,282
1,303	DB Insurance Co., Ltd.	67,584
14,555	Discovery, Ltd.*	105,750
22,395	HDFC Life Insurance Co., Ltd.	152,860
6,280	ICICI Lombard General Insurance Co., Ltd.	93,699
9,176	ICICI Prudential Life Insurance Co., Ltd.	49,921
887	Meritz Fire & Marine Insurance Co., Ltd.	35,108
27,000	New China Life Insurance Co., Ltd.	65,583
4,500	New China Life Insurance Co., Ltd., Class A	19,478
145,915	Old Mutual, Ltd.	89,752
28,100	People’s Insurance Co. Group of China, Ltd. (The)	21,105
178,000	People’s Insurance Co. Group of China, Ltd. (The)	59,074
202,000	Picc Property & Casuality Co., Ltd., Class H	191,210
20,800	Ping An Insurance Group Co. of China, Ltd.	140,687
174,500	Ping An Insurance Group Co. of China, Ltd.	1,151,800
17,119	Powszechny Zaklad Ubezpieczen SA	138,991
846	Samsung Fire & Marine Insurance Co., Ltd.	134,128
1,838	Samsung Life Insurance Co., Ltd.	103,567
52,992	Sanlam, Ltd.	151,922
12,904	SBI Life Insurance Co., Ltd.	192,106
320,614	Shin Kong Financial Holdings Co., Ltd.	91,457
16,500	Zhongan Online P&c Insurance Co., Ltd.*	44,826

		4,264,016

Interactive Media & Services (5.4%):
1,931	Autohome, Inc., ADR	59,089
62,516	Baidu, Inc., Class A*	898,614
2,379	Info Edge India, Ltd.	113,113
1,413	JOYY, Inc., ADR	44,637
9,048	Kakao Corp.	385,057
4,751	Kanzhun, Ltd., ADR*	96,778
3,651	NAVER Corp.	518,588
175,200	Tencent Holdings, Ltd.	7,446,816
3,760	VK Co., Ltd., GDR*(a)	—
1,711	Weibo Corp., ADR*	32,714
9,068	Yandex NV, Class A*(a)	—

		9,595,406

Internet & Direct Marketing Retail (6.5%):
415,372	Alibaba Group Holding, Ltd.*	4,586,455
130,000	Alibaba Health Information Technology, Ltd.*	109,215
10,438	Allegro.eu SA*	60,265
13,210	Americanas SA	24,147
88,000	HengTen Networks Group, Ltd.*^	21,743
60,200	JD Com, Inc.	1,692,340
31,600	JD Health International, Inc.*	289,006
124,200	Meituan*	2,746,392
2,200	momo.com, Inc.	45,914
321	Ozon Holdings plc, ADR*(a)	—
965	Ozon Holdings plc, ADR*(a)	—
14,174	Pinduoduo, Inc., ADR*	1,155,890

Shares		Value
Common Stocks, continued
Internet & Direct Marketing Retail, continued
14,300	Ping An Healthcare and Technology Co., Ltd.*	$38,692
31,200	Tongcheng Travel Holdings, Ltd.*	75,092
14,928	Trip.com Group, Ltd., ADR*	513,523
12,115	Vipshop Holdings, Ltd., ADR*	165,249
75,297	Zomato, Ltd.*	53,711

		11,577,634

IT Services (2.3%):
580	Arabian Internet & Co.mmunications Services Co.	37,523
68,000	Chinasoft International, Ltd.	59,170
9,100	DHC Software Co., Ltd., Class A	7,389
533	Elm Co.	47,149
22,296	GDS Holdings, Ltd., Class A*	57,759
30,764	HCL Technologies, Ltd.	384,879
93,637	Infosys, Ltd.	1,696,442
2,338	Larsen & Toubro Infotech, Ltd.	122,784
2,194	Mphasis Ltd.	52,338
1,016	Samsung SDS Co., Ltd.	99,372
25,961	Tata Consultancy Services, Ltd.	1,022,288
16,690	Tech Mahindra, Ltd.	203,949
25,000	Travelsky Technology, Ltd., Series H	52,355
39,340	Wipro, Ltd.	186,830

		4,030,227

Leisure Products (0.1%):
8,290	Giant Manufacturing Co., Ltd.	54,054
3,090	HLB, Inc.*	70,060

		124,114

Life Sciences Tools & Services (1.0%):
4,021	Divi’s Laboratories, Ltd.	165,521
36,000	Genscript Biotech Corp.*	114,656
1,800	Hangzhou Tigermed Consulting Co., Ltd., Class A	27,152
3,100	Hangzhou Tigermed Consulting Co., Ltd., Class H	35,573
1,680	Joinn Laboratories China Co., Ltd., Class A	14,124
3,150	Pharmaron Beijing Co., Ltd., Class A	30,831
4,800	Pharmaron Beijing Co., Ltd., Class H	32,858
520	Samsung Biologics Co., Ltd.*	335,433
5,208	WuXi AppTec Co., Ltd., Class A	60,287
9,036	WuXi AppTec Co., Ltd., Class H	95,486
102,000	Wuxi Biologics Cayman, Inc.*	783,106

		1,695,027

Machinery (0.7%):
4,185	AirTac International Group	126,683
51,000	China Conch Venture Holdings, Ltd.	110,043
7,100	China CSSC Holdings, Ltd., Class A	22,740
45,100	CRRC Corp., Ltd., Class A	33,160
1,481	Doosan Bobcat, Inc.	40,840
23,000	Haitian International Holdings, Ltd.	61,518
378	Hyundai Heavy Industries Co., Ltd.*	34,956
682	Hyundai Mipo Dockyard Co., Ltd.*	45,904
3,108	Jiangsu Hengli Hydraulic Co., Ltd., Class A	28,242
1,191	Korea Shipbuilding & Offshore*	67,023
500	Ningbo Deye Technology Co., Ltd., Class A	23,831
4,400	Riyue Heavy Industry Co., Ltd., Class A	12,854
19,664	Samsung Heavy Industries Co., Ltd., Class R*	79,948
36,000	Sany Heavy Equipment International Holdings Co., Ltd.	36,812
15,600	Sany Heavy Industry Co., Ltd.	35,469

See accompanying notes to the financial statements.

11

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Machinery, continued
4,050	Shenzhen Inovance Technology Co., Ltd.	$40,508
47,208	WEG SA	344,367
15,600	Weichai Power Co., Ltd., Class A	22,840
58,000	Weichai Power Co., Ltd., Class H	77,289
1,000	Wuxi Shangji Automation Co., Ltd., Class A	15,151
30,200	XCMG Construction Machinery Co., Ltd.	22,031
1,400	Zhejiang Dingli Machinery Co., Ltd., Class A	9,632
14,800	Zoomlion Heavy Industry Science and Technology Co., Ltd., Class A	11,585

		1,303,426

Marine (0.4%):
351,274	Cia Sud Americana de Vapores SA	27,760
92,950	COSCO SHIPPING Holdings Co., Ltd.	94,814
26,260	COSCO SHIPPING Holdings Co., Ltd., Class A	38,840
28,734	Evergreen Marine Corp., Ltd.	149,907
8,078	HMM Co., Ltd.	125,985
36,500	MISC Berhad	62,237
3,500	Orient Overseas International, Ltd.	63,119
6,819	Pan Ocean Co., Ltd.	31,148
21,505	Wan Hai Lines, Ltd.	55,999
49,000	Yang Ming Marine Transport Corp.	104,338

		754,147

Media (1.0%):
2,304	Cheil Worldwide, Inc.	42,160
12,600	China Literature, Ltd.*	48,382
6,903	Cyfrowy Polsat SA	27,809
37,199	Focus Media Information Technology Co., Ltd., Class A	35,759
63,219	Grupo Televisa SAB	57,501
49,000	Kuaishou Technology*	439,415
11,118	MultiChoice Group, Ltd.	76,664
6,070	Naspers, Ltd.	1,001,265
806	Saudi Research Media Group*	39,158

		1,768,113

Metals & Mining (4.2%):
3,562	African Rainbow Minerals, Ltd.	60,408
77,337	Alrosa PAO*(a)	1
116,000	Aluminum Corp. of China, Ltd.	48,984
27,600	Aluminum Corp. of China, Ltd., Class A	17,757
271,200	Aneka Tambang Tbk	34,594
1,515	Anglo American Platinum, Ltd.	127,177
11,940	AngloGold Ashanti, Ltd.	232,210
30,300	Baoshan Iron & Steel Co., Ltd., Class A	24,371
72,000	China Hongqiao Group, Ltd.	67,417
58,500	China Molybdenum Co., Ltd., Class A	38,238
87,000	China Molybdenum Co., Ltd., Class H	40,138
7,200	China Northern Rare Earth Group High-Tech Co., Ltd., Class A	25,956
323,000	China Steel Corp.	313,079
6,579	Cia de Minas Buenaventura SA, ADR	49,014
22,695	Companhia Siderurgica Nacional SA (CSN)	62,550
41,694	Eregli Demir ve Celik Fabrikalari T.A.S.	92,108
2,800	Ganfeng Lithium Co., Ltd.	28,018
10,920	Ganfeng Lithium Co., Ltd., Class H	81,590
13,600	GEM Co., Ltd., Class A	14,542
24,663	Gold Fields	255,414
84,870	Grupo Mexico SAB de C.V., Series B, Class B	298,015

Shares		Value
Common Stocks, continued
Metals & Mining, continued
17,328	Harmony Gold Mining Co., Ltd.	$59,791
38,889	Hindalco Industries, Ltd.	221,319
2,404	Hyundai Steel Co.	58,687
24,831	Impala Platinum Holdings, Ltd.	310,649
4,401	Industrias Penoles SAB de C.V.*	54,139
88,300	Inner Mongolia Baotou Steel Union Co., Ltd.	24,396
34,000	Jiangxi Copper Co., Ltd.	50,063
6,400	Jiangxi Copper Co., Ltd., Class A	16,017
7,560	Jindal Steel & Power, Ltd.	52,849
20,924	JSW Steel, Ltd.	193,708
3,845	KGHM Polska Miedz SA	112,039
245	Korea Zinc Co.	109,925
1,769	Kumba Iron Ore, Ltd.	50,885
326,684	Merdeka Copper Gold Tbk PT*	86,490
1,857	MMC Norilsk Nickel PJSC(a)	—
10,071	Northam Platinum Holdings, Ltd.*	110,961
42,350	Novolipetsk Steel PJSC*(a)	1
10,301	Polymetal International plc*(a)	—
1,026	Polyus PJSC*(a)	—
2,151	POSCO	473,494
92,000	Press Metal Aluminium Holdings Bhd	102,118
25,101	Saudi Arabian Mining Co.*	433,472
6,613	Severstal*(a)	7
8,120	Shandong Gold Mining Co., Ltd.	22,294
14,000	Shandong Gold Mining Co., Ltd., Class H	25,866
39,100	Shandong Nanshan Aluminum Co., Ltd., Class A	18,371
14,400	Shanxi Meijin Energy Co., Ltd., Class A	18,692
6,600	Shenghe Resources Holding Co., Ltd., Class A	13,277
77,036	Sibanye Stillwater, Ltd.	204,661
1,400	Sinomine Resource Group Co., Ltd., Class A	13,363
2,541	Southern Copper Corp.	153,451
196,450	Tata Steel, Ltd.	266,513
32,700	Tongling Nonferrous Metals Group Co., Ltd., Class A	14,647
84,297	United Co. RUSAL International PJSC(a)	1
52,400	Vale Indonesia Tbk PT*	23,838
107,119	Vale SA	1,803,443
21,274	Vedanta, Ltd.	78,965
5,040	Yintai Gold Co., Ltd.	7,974
1,200	YongXing Special Materials Technology Co., Ltd., Class A	15,919
24,000	Zhaojin Mining Industry Co., Ltd., Class H*	26,499
3,380	Zhejiang Huayou Cobalt Co., Ltd., Class A	27,062
172,000	Zijin Mining Group Co., Ltd.	231,500
38,700	Zijin Mining Group Co., Ltd.	55,373

		7,454,300

Multiline Retail (0.3%):
72,375	Central Retail Corp. pcl	96,193
28,913	Lojas Renner SA	112,164
218	Lotte Shopping Co., Ltd.	15,574
84,931	Magazine Luiza SA*	44,081
2,007	Pepco Group NV*	18,019
22,077	S.A.C.I. Falabella	42,967
6,235	Trent, Ltd.	101,585
30,415	Woolworths Holdings, Ltd.	118,819

		549,402

Multi-Utilities (0.0%†):
16,879	Qatar Electricity & Water Co.	81,911

See accompanying notes to the financial statements.

12

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Oil, Gas & Consumable Fuels (4.8%):
24,317	Bharat Pertoleum Corp., Ltd.	$96,981
45,000	China Coal Energy Co., Ltd., Class H	36,425
19,100	China Merchants Energy Shipping Co., Ltd., Class A	15,337
34,000	China Petroleum & Chemical Corp., Class A	21,339
708,000	China Petroleum & Chemical Corp., Class H	342,192
10,100	China Shenhua Energy Co., Ltd.	40,001
97,500	China Shenhua Energy Co., Ltd.	280,692
38,180	Coal India, Ltd.	103,559
30,707	Cosan sa industria e Comercio	99,580
8,500	COSCO SHIPPING Energy Transportation Co., Ltd., Class A*	14,729
9,515	Empresas Copec SA	71,031
7,210	Exxaro Resources, Ltd.	91,969
31,000	Formosa Petrochemical Corp.	80,970
354,974	Gazprom PJSC(a)	5
14,700	Guanghui Energy Co., Ltd., Class A	19,089
16,415	Hindustan Petroleum Corp., Ltd.	46,541
1,660	Hyundai Heavy Industries Holdings Co., Ltd.	75,301
74,352	Indian Oil Corp., Ltd.	68,605
22,700	Inner Mongolia Yitai Coal Co., Ltd., Class B	30,009
12,219	LUKOIL PJSC(a)	—
13,557	MOL Hungarian Oil And Gas plc	94,911
27,220	Novatek PJSC(a)	—
75,771	Oil & Natural Gas Corp., Ltd.	134,006
20,015	Petro Rio SA*	141,074
45,900	PetroChina Co., Ltd., Class A	32,826
614,000	PetroChina Co., Ltd., Class H	281,089
107,298	Petroleo Brasileiro SA	569,904
133,421	Petroleo Brasileiro SA	619,188
11,400	Petronas Dagangan Berhad	59,584
21,431	Petronet LNG, Ltd.	55,694
16,784	Polski Koncern Naftowy Orlen SA	246,042
427,800	PT Adaro Energy Tbk	105,546
47,400	PT United Tractors Tbk	79,382
40,500	PTT Exploration & Production pcl	206,621
290,200	PTT pcl	278,921
14,235	Qatar Fuel QSC	70,303
46,623	Qatar Gas Transport Co., Ltd.	46,905
13,408	Rabigh Refining & Petrochemical Co.*	38,204
85,510	Reliance Industries, Ltd.	2,623,275
34,912	Rosneft Oil Co. PJSC(a)	1
66,559	Saudi Arabian Oil Co.	569,090
19,600	Shaanxi Coal Industry Co., Ltd.	52,408
10,600	Shanxi Coking Coal Energy Group Co., Ltd., Class A	17,773
7,400	Shanxi Lu’an Environmental Energy Development Co., Ltd., Class A	17,943
1,502	SK Innovation Co., Ltd.*	184,719
1,367	S-Oil Corp.	91,066
171,452	Surgutneftegas PJSC(a)	2
199,091	Surgutneftegas Prefernce(a)	3
43,241	Tatneft PJSC(a)	1
34,500	Thai Oil Public Co., Ltd.	56,140
4,521	Tupras-Turkiye Petrol Rafine*	128,250
21,910	Ultrapar Participacoes SA	52,335
50,000	Yankuang Energy Group Co., Ltd.	151,580

		8,539,141

Shares		Value
Common Stocks, continued
Paper & Forest Products (0.2%):
2,300	Chengxin Lithium Group Co., Ltd., Class A	$12,384
33,569	Empresas CMPC SA	56,063
49,000	Nine Dragons Paper Holdings, Ltd.	44,706
85,700	PT Indah Kiat Pulp & Paper Corp Tbk	48,044
21,464	Suzano SA	196,133

		357,330

Personal Products (0.4%):
819	Amorepacific Corp.	89,816
2,798	Colgate-Palmolive India, Ltd.	51,844
16,996	Dabur India, Ltd.	115,098
11,217	Godrej Consumer Products, Ltd.*	118,368
18,000	Hengan International Group Co., Ltd.	95,393
273	LG Household & Health Care, Ltd.	157,097
24,589	Natura & Co. Holding SA	54,076

		681,692

Pharmaceuticals (1.3%):
10,803	Aspen Pharmacare Holdings, Ltd.	86,831
700	Asymchem Laboratories Tianjin Co., Ltd., Class A	14,912
5,586	Aurobindo Pharma, Ltd.	29,540
4,000	Beijing Tongrentang Co., Ltd., Class A	25,683
900	Betta Pharmaceuticals Co., Ltd.	6,371
560	Celltrion Pharm, Inc.*	29,853
800	Changchun High & New Technology Industry Group, Inc., Class A	19,163
43,000	China Medical System Holdings, Ltd.	67,666
252,000	China Pharmaceutical Enterprise & Investment Corp.	264,807
44,000	China Resources Pharmaceutical Group, Ltd.	35,633
2,600	China Resources Sanjiu Medical & Pharmaceutical Co., Ltd., Class A	17,464
54,000	China Traditional Chinese Medicine Holdings Co., Ltd.	24,563
14,918	Cipla, Ltd.	194,053
3,142	Dr Reddy’s Laboratories, Ltd.	160,644
2,900	Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd., Class A	12,418
189	Hanmi Pharm Co., Ltd.	44,300
36,000	Hansoh Pharmaceutical Group Co., Ltd.	67,993
10,611	Hypera SA	90,850
10,927	Jiangsu Hengrui Medicine Co., Ltd.	60,585
2,556	Kangmei Pharmaceutical Co. A*(a)	—
5,585	Lupin, Ltd.	49,445
3,515	Nanjing King-Friend Biochemical Pharmaceutical Co., Ltd.	9,098
658,200	PT Kalbe Farma Tbk	88,386
3,821	Richter Gedeon Nyrt	85,085
17,000	Shanghai Fosun Pharmaceutical Group Co., Ltd.	54,467
3,300	Shanghai Fosun Pharmaceutical Group Co., Ltd.	16,741
3,620	Shijiazhuang Yiling Pharmaceutical Co., Ltd., Class A	15,574
282,750	Sino Biopharmaceutical, Ltd.	165,588
798	SK Biopharmaceuticals Co., Ltd.*	45,789
23,631	Sun Pharmaceutical Industries, Ltd.	286,102
2,428	Torrent Pharmaceuticals, Ltd.	45,399
1,750	Yuhan Corp.	79,468
3,080	Yunnan Baiyao Group Co., Ltd.	24,090
1,300	Zhangzhou Pientzehuang Pharmaceutical Co., Ltd.	53,960
6,380	Zhejiang Huahai Pharmaceutical Co., Ltd.	20,067
5,184	Zhejiang NHU Co., Ltd., Class A	13,972
500	Zhejiang Wolwo Bio-Pharmaceutical Co., Ltd.	3,964

		2,310,524

See accompanying notes to the financial statements.

13

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Real Estate Management & Development (1.8%):
112,361	Aldar Properties PJSC	$135,201
182,900	Ayala Land, Inc.	101,837
78,422	Barwa Real Estate Co.	61,963
18,000	C&D International Investment Group, Ltd.	52,477
58,200	Central Pattana pcl	119,193
60,000	China Everbright Environment Group, Ltd.*	7,662
166,000	China Jinmao Holdings Group, Ltd.	35,374
13,300	China Merchants Shekou Industrial Zone Holdings Co., Ltd., Class A	24,108
108,500	China Overseas Land & Investment, Ltd.	286,416
55,000	China Overseas Property Holdings, Ltd.	57,165
88,000	China Resources Land, Ltd.	399,718
14,200	China Resources Mixc Lifestyle Services, Ltd.	72,147
18,800	China Vanke Co., Ltd., Class A	49,041
50,600	China Vanke Co., Ltd., Class H	101,425
231,000	Country Garden Holdings Co., Ltd.^	78,031
55,000	Country Garden Services Holdings Co., Ltd.	136,211
14,300	Dar Al Arkan Real Estate Development Co.*	44,279
17,411	DLF, Ltd.	78,944
9,596	Emaar Economic City*	21,330
115,979	Emaar Properties PJSC	184,620
6,000	Future Land Holdings Co., Ltd.*	17,601
10,300	Gemdale Corp., Class A	15,099
3,334	Godrej Properties, Ltd.*	49,164
22,000	Greentown China Holdings, Ltd.	31,801
44,000	Greentown Service Group Co., Ltd.	28,859
18,264	KE Holdings, Inc., ADR*	254,965
227,100	Land & Houses Public Co., Ltd.	64,786
51,000	Longfor Group Holdings, Ltd.	156,308
15,107	Mabanee Co KPSC	41,784
13,626	NEPI Rockcastle NV	82,982
21,800	Poly Real Estate Group Co., Ltd., Class A	47,456
46,476	Ruentex Development Co., Ltd.	65,361
44,500	Shanghai Lujiazue	35,914
42,000	Shimao Property Holdings, Ltd.*^	9,631
294,200	SM Prime Holdings, Inc.	186,494
81,000	Sunac China Holdings, Ltd.*	16,510
37,600	Yuexiu Property Co., Ltd.	45,149

		3,197,006

Road & Rail (0.2%):
303,300	BTS Group Holdings pcl	73,552
7,427	Container Corp. of India, Ltd.	66,122
17,636	Localiza Rent a Car SA	177,723
36,591	Rumo SA	128,989

		446,386

Semiconductors & Semiconductor Equipment (8.2%):
885	Advanced Micro-Fabrication Equipment, Inc., Class A*	12,475
91,465	ASE Technology Holding Co., Ltd.	279,215
339	Daqo New Energy Corp., ADR*	13,081
2,000	eMemory Technology, Inc.	86,740
17,000	Flat Glass Group Co., Ltd., Class H	40,870
36,500	GCL System Integration Technology Co., Ltd.*	15,236
571,000	GCL Technology Holdings, Ltd.	144,892
756	Gigadevice Semiconductor Beijing, Inc., Class A	11,150
6,000	Globalwafers Co., Ltd.	83,360
3,192	Hangzhou First Applied Material Co., Ltd., Class A	30,519

Shares		Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
2,000	Hangzhou Silan Microelectronics Co., Ltd., Class A	$9,438
14,000	Hua Hong Semiconductor, Ltd.*	48,896
1,000	Ingenic Semiconductor Co., Ltd., Class A	10,142
4,200	JA Solar Technology Co., Ltd., Class A	36,320
5,300	JCET Group Co., Ltd., Class A	17,580
15,288	Longi Green Energy Technology Co., Ltd.	92,987
43,000	MediaTek, Inc.	873,519
2,000	Montage Technology Co., Ltd., Class A	18,016
38,000	Nanya Technology Corp.	63,257
16,000	Novatek Microelectronics Corp.	164,113
2,000	Parade Technologies, Ltd.	50,250
68,000	Powerchip Semiconductor Manufacturing Corp.	70,399
12,000	Realtek Semiconductor Corp.	109,630
900	SG Micro Corp., Class A	22,350
1,579	Shanghai Fudan Microelectronics Group Co., Ltd., Class A	15,821
7,000	Shanghai Fudan Microelectronics Group Co., Ltd., Class H	26,518
800	Shenzhen SC New Energy Technology Corp., Class A	13,128
9,000	Silergy Corp.	127,637
15,295	SK Hynix, Inc.	920,708
2,914	SK Square Co., Ltd.*	77,898
400	StarPower Semiconductor, Ltd., Class A	18,957
690,000	Taiwan Semiconductor Manufacturing Co., Ltd.	10,057,653
7,000	Tianjin Zhonghuan Semiconductor Co., Ltd.	37,753
10,600	Tianshui Huatian Technology Co., Ltd., Class A	12,646
4,078	Trina Solar Co., Ltd.	37,421
1,679	Unigroup Guoxin Microelectronics Co., Ltd., Class A	31,851
323,000	United Microelectronics Corp.	424,407
28,000	Vanguard International Semiconductor Corp.	70,533
2,565	Will Semiconductor, Ltd., Class A	28,460
10,000	Win Semiconductors Corp.	44,366
84,000	Winbond Electronics Corp.	53,522
136,000	Xinyi Solar Holdings, Ltd.	150,175
2,500	Zhejiang Jingsheng Mechanical & Electrical Co., Ltd., Class A	22,869

		14,476,758

Software (0.3%):
8,800	360 Security Technology, Inc., Class A	8,282
476	Beijing Kingsoft Office Software, Inc., Class A	18,068
1,960	Beijing Shiji Information Technology Co., Ltd., Class A	4,230
3,549	Hundsun Technologies, Inc.	20,664
4,600	Iflytek Co., Ltd.	21,730
75,000	Kingdee International Software Group Co., Ltd.*	159,670
13,100	NavInfo Co., Ltd.	20,751
700	Sangfor Technologies, Inc., Class A	11,338
5,746	Shanghai Baosight Software Co., Ltd.	37,040
16,250	Shanghai Baosight Software Co., Ltd., Class B	50,318
920	Tata Elxsi, Ltd.	69,665
15,698	TOTVS SA	82,130
7,150	Yonyou Network Technology Co., Ltd.	24,870

		528,756

Specialty Retail (0.6%):
69,603	Abu Dhabi National Oil Co. for Distribution PJSC	83,494
18,000	China Meidong Auto Holdings, Ltd.^	36,856
1,000	China Tourism Group Duty Free Corp., Ltd., Class H*	29,474

See accompanying notes to the financial statements.

14

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Specialty Retail, continued
51,000	Chow Tai Fook Jewellery Group, Ltd.	$104,046
2,316	FF Group*	—
172,900	Home Product Center Public Co., Ltd.	77,412
9,000	Hotai Motor Co., Ltd.	172,099
919	Hotel Shilla Co., Ltd.	60,787
1,757	Jarir Marketing Co.	70,231
3,482	Jumbo SA	59,432
7,531	Mr Price Group, Ltd.	70,536
47,563	Pepkor Holdings, Ltd.	55,977
12,600	Pop Mart International Group, Ltd.^	31,530
80,700	PTT Oil & Retail Business pcl, Class R	55,404
7,121	The Foschini Group, Ltd.	42,497
45,000	Topsports International Holdings, Ltd.	35,312
27,899	Vibra Energia SA	82,177
15,500	Zhongsheng Group Holdings, Ltd.	79,011

		1,146,275

Technology Hardware, Storage & Peripherals (4.5%):
77,000	Acer, Inc.	58,979
11,616	Advantech Co., Ltd.	124,961
16,000	Asustek Computer, Inc.	139,700
80,300	BOE Technology Group Co., Ltd., Class A	38,925
19,000	Catcher Technology Co., Ltd.	104,447
2,600	China Greatwall Technology Group Co., Ltd., Class A	3,817
113,000	Compal Electronics, Inc.	84,759
11,400	GRG Banking Equipment Co., Ltd., Class A	16,305
3,156	Inspur Electronic Information Industry Co., Ltd., Class A	9,779
70,000	Inventec Corp.	59,797
206,000	Lenovo Group, Ltd.	169,223
60,000	Lite-On Technology Corp.	124,510
18,000	Micro-Star International Co., Ltd.	69,943
5,000	Ninestar Corp.	37,155
57,000	Pegatron Corp.	117,718
80,000	Quanta Computer, Inc.	188,124
133,896	Samsung Electronics Co., Ltd.	5,905,024
943	Shenzhen Transsion Holdings Co., Ltd., Class A	10,793
2,000	Wiwynn Corp.	51,829
428,000	Xiaomi Corp., Class B*	595,703

		7,911,491

Textiles, Apparel & Luxury Goods (1.2%):
33,200	Anta Sports Products, Ltd.	435,298
116,000	Bosideng International Holdings, Ltd.	55,155
6,220	Eclat Textile Co., Ltd.	100,206
380	F&F Co., Ltd.	43,784
15,000	Feng Tay Enterprise Co., Ltd.	100,702
68,000	Li Ning Co., Ltd.	583,559
32	LPP SA	78,164
167	Page Industries, Ltd.	86,281
63,000	Pou Chen Corp.	70,072
23,000	Shenzhou International Group	258,830
10,688	Titan Co., Ltd.	334,530
34,500	Xtep International Holdings, Ltd.	38,423

		2,185,004

Thrifts & Mortgage Finance (0.9%):
48,558	Housing Development Finance Corp., Ltd.	1,546,222

Shares		Value
Common Stocks, continued
Tobacco (0.4%):
43,949	Eastern Co. SAE	$25,421
84,526	ITC, Ltd.	338,829
2,988	KT&G Corp.	216,074
52,000	Smoore International Holdings, Ltd.^	79,650

		659,974

Trading Companies & Distributors (0.3%):
8,010	Adani Enterprises, Ltd.	372,440
1,900	Beijing United Information Technology Co., Ltd., Class A	24,146
7,500	BOC Aviation, Ltd.	62,347

		458,933

Transportation Infrastructure (0.8%):
13,889	Adani Ports & Special Economic Zone, Ltd.	136,842
127,300	Airports of Thailand Public Co., Ltd.*	275,723
169,500	Bangkok Expressway & Metro	47,977
74,000	Beijing Capital International Airport Co., Ltd.*	54,143
31,993	CCR SA	65,571
47,228	China Merchants Port Holdings Co., Ltd.	68,843
38,000	COSCO SHIPPING Ports, Ltd.	30,189
5,725	Grupo Aeroportuario de Sur	133,606
10,726	Grupo Aeroporturaio del Pacifico SAB de C.V.	153,688
29,770	International Container Terminal Services, Inc.	107,218
36,000	Jiangsu Expressway Co., Ltd., Series H, Class H	32,779
28,300	Malaysia Airports Holdings Berhad*	42,143
6,504	Promotora Y Operadora de Infraestructura SAB de CV	53,268
3,000	Shanghai International Air*	24,915
35,399	Shanghai International Port Group Co., Ltd.	27,200
35,000	Shenzhen International Holdings, Ltd.	34,159
54,000	Taiwan High Speed Rail Corp.	50,503
42,000	Zhejiang Expressway Co., Ltd.	32,279

		1,371,046

Water Utilities (0.1%):
94,000	Beijing Enterprises Water Group, Ltd.	24,089
10,225	Cia Saneamento Basico Do Estado de Sao Paulo	110,710
92,000	Guangdong Investment, Ltd.	94,192

		228,991

Wireless Telecommunication Services (1.7%):
35,300	Advanced Info Service Public Co., Ltd.	198,562
755,432	America Movil SAB de C.V., Series L	685,554
91,800	Axiata Group Berhad	64,513
63,135	Bharti Airtel, Ltd.	613,758
57,500	China United Network Communications, Ltd., Class A	37,038
100,300	DIGI.com Berhad	91,221
12,139	Etihad Etisalat Co.	112,437
45,000	Far EasTone Telecommunications Co., Ltd.	96,472
1,080	Globe Telecom, Inc.	42,386
29,450	Intouch Holdings Public Co., Ltd.	65,636
66,900	Maxis Berhad	58,404
32,110	Mobile Telecommunications Co KSCP	59,183
29,884	Mobile TeleSystems PJSC(a)	—
48,659	MTN Group, Ltd.	364,716
2,760	PLDT, Inc.	65,464
49,000	Taiwan Mobile Co., Ltd.	150,966
27,636	TIM SA	64,913

See accompanying notes to the financial statements.

15

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Wireless Telecommunication Services, continued
40,565	Turkcell Iletisim Hizmetleri AS	$82,302
16,855	Vodacom Group, Ltd.	120,987

		2,974,512

Total Common Stocks (Cost $141,593,926)		174,759,165

Preferred Stocks (1.3%):
Automobiles (0.1%):
986	Hyundai Motor Co., 6/29/20	57,883

Banks (0.6%):
155,550	Banco Bradesco SA, 1.30%, 1/3/20	446,390
142,087	Itau Unibanco Holding SA, 0.06%, 1/5/21	672,863

		1,119,253

Chemicals (0.0%†):
5,513	Braskem SA, Class A, 7.14%, 10/7/20	24,812

Metals & Mining (0.1%):
32,282	Gerdau SA, 13.82%, 3/6/20	179,596

Technology Hardware, Storage & Peripherals (0.5%):
22,654	Samsung Electronics Co., Ltd., 3/30/20	911,621

Total Preferred Stocks (Cost $2,560,238)		2,293,165

Rights (0.0%†):
Chemicals (0.0%†):
108	Lotte Chemical Corp., Expires on 1/23/23*	3,032

Shares		Value
Rights, continued
Road & Rail (0.0%†):
77	Localiza Rent a Car SA, Expires on 2/1/23*	$157

Total Rights (Cost $—)		3,189

Short-Term Security Held as Collateral for Securities on Loan (0.2%):
422,943	BlackRock Liquidity FedFund, Institutional Class , 1.49%(b)(c)	422,943

Total Short-Term Security Held as Collateral for Securities on Loan (Cost $422,943)		422,943

Unaffiliated Investment Company (0.4%):
Money Markets (0.4%):
626,386	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 3.90%(c)	626,386

Total Unaffiliated Investment Company (Cost $626,386)		626,386

Total Investment Securities (Cost $145,203,493) — 100.3%(d)		178,104,848
Net other assets (liabilities) — (0.3)%		(548,719)

Net Assets — 100.0%		$177,556,129

Percentages indicated are based on net assets as of December 31, 2022.

ADR—American Depository Receipt

GDR—Global Depositary Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2022. The total value of securities on loan as of December 31, 2022 was $341,259.

†	Represents less than 0.05%.

(a)	Security was valued using significant unobservable inputs as of December 31, 2022.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2022.

(c)	The rate represents the effective yield at December 31, 2022.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts shown as “—“ are either 0 or round to less than 1.

See accompanying notes to the financial statements.

16

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2022

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total value of investments as of December 31, 2022:

Country	Percentage

Bermuda	0.1%

Brazil	5.2%

Cayman Islands	0.2%

Chile	0.6%

China	28.7%

Colombia	0.1%

Cyprus	— %†

Czech Republic	0.1%

Egypt	0.1%

Greece	0.3%

Hong Kong	2.9%

Hungary	0.2%

India	14.3%

Indonesia	1.9%

Kuwait	0.9%

Luxembourg	— %†

Malaysia	1.6%

Mexico	2.3%

Country	Percentage

Peru	— %†

Philippines	0.7%

Poland	0.7%

Qatar	1.0%

Republic of Korea (South)	11.4%

Romania	— %†

Russian Federation	— %†

Saudi Arabia	4.1%

Singapore	— %†

South Africa	3.6%

Switzerland	0.1%

Taiwan, Province Of China	13.5%

Thailand	2.2%

Turkey	0.7%

United Arab Emirates	1.4%

United Kingdom	— %†

United States	1.1%

100.0%

†	Represents less than 0.05%.

Futures Contracts

At December 31, 2022, the Fund’s open futures contracts were as follows:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

Mini MSCI Emerging Markets Index March Futures (U.S. Dollar)	3/17/23	36	$1,726,920	$(41,130)

				$(41,130)

See accompanying notes to the financial statements.

17

AZL MSCI Emerging Markets Equity Index Fund

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investment securities, at cost	$145,203,493

Investment securities, at value(a)	$178,104,848
Cash	134
Deposit at broker for futures contracts collateral	80,000
Interest and dividends receivable	439,167
Foreign currency, at value (cost $620,448)	625,878
Receivable for investments sold	4,036
Reclaims receivable	42,883
Prepaid expenses	673

Total Assets	179,297,619

Liabilities:
Payable for capital shares redeemed	33,758
Payable for collateral received on loaned securities	422,943
Payable for variation margin on futures contracts	27,672
Accrued foreign taxes	998,781
Management fees payable	68,558
Administration fees payable	17,595
Distribution fees payable	35,679
Custodian fees payable	58,093
Administrative and compliance services fees payable	905
Transfer agent fees payable	2,975
Trustee fees payable	2,260
Other accrued liabilities	72,271

Total Liabilities	1,741,490

Net Assets	$177,556,129

Net Assets Consist of:
Paid in capital	$150,102,703
Total distributable earnings	27,453,426

Net Assets	$177,556,129

Class 1
Net Assets	$11,226,941
Shares of beneficial interest (unlimited number of shares authorized, no par value)	1,862,094
Net Asset Value (offering and redemption price per share)	$6.03

Class 2
Net Assets	$166,329,188
Shares of beneficial interest (unlimited number of shares authorized, no par value)	27,527,725
Net Asset Value (offering and redemption price per share)	$6.04

(a)	Includes securities on loan of $341,259.

Statement of Operations

For the Year Ended December 31, 2022

Investment Income:
Dividends	$6,530,944
Income from securities lending	14,524
Foreign withholding tax	(744,706)

Total Investment Income	5,800,762

Expenses:
Management fees	1,652,456
Administration fees	48,365
Distribution fees — Class 2	454,746
Custodian fees	111,987
Administrative and compliance services fees	1,833
Transfer agent fees	7,735
Trustee fees	7,151
Professional fees	10,723
Licensing fees	37,754
Shareholder reports	9,435
Other expenses	33,163

Total expenses before reductions	2,375,348
Less Management fees contractually waived	(777,625)

Net expenses	1,597,723

Net Investment Income/(Loss)	4,203,039

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	(2,476,736)
Net realized gains/(losses) on futures contracts	(606,399)
Net realized gains/(losses) on foreign taxes	(35,639)
Change in net unrealized appreciation/depreciation on securities and foreign currencies	(49,117,176)
Change in net unrealized appreciation/depreciation on futures contracts	(41,045)
Change in net unrealized appreciation/depreciation on foreign taxes	82,603

Net realized and Change in net unrealized gains/losses on investments	(52,194,392)

Change in Net Assets Resulting From Operations	$(47,991,353)

See accompanying notes to the financial statements.

18

AZL MSCI Emerging Markets Equity Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021

Change In Net Assets:
Operations:
Net investment income/(loss)	$4,203,039	$3,310,055
Net realized gains/(losses) on investments	(3,118,774)	6,098,120
Change in unrealized appreciation/depreciation on investments	(49,075,618)	(17,502,996)

Change in net assets resulting from operations	(47,991,353)	(8,094,821)

Distributions to Shareholders:
Class 1	(486,568)	(553,353)
Class 2	(6,491,526)	(7,183,163)

Change in net assets resulting from distributions to shareholders	(6,978,094)	(7,736,516)

Capital Transactions:
Class 1
Proceeds from shares issued	51,683	20,268
Proceeds from dividends reinvested	486,569	553,353
Value of shares redeemed	(1,129,468)	(1,782,790)

Total Class 1 Shares	(591,216)	(1,209,169)

Class 2
Proceeds from shares issued	2,279,129	2,832,734
Proceeds from dividends reinvested	6,491,525	7,183,163
Value of shares redeemed	(12,333,442)	(33,445,770)

Total Class 2 Shares	(3,562,788)	(23,429,873)

Change in net assets resulting from capital transactions	(4,154,004)	(24,639,042)

Change in net assets	(59,123,451)	(40,470,379)
Net Assets:
Beginning of period	236,679,580	277,149,959

End of period	$177,556,129	$236,679,580

Share Transactions:
Class 1
Shares issued	7,722	2,395
Dividends reinvested	84,768	69,604
Shares redeemed	(167,823)	(207,387)

Total Class 1 Shares	(75,333)	(135,388)

Class 2
Shares issued	369,755	330,575
Dividends reinvested	1,128,961	902,407
Shares redeemed	(1,803,081)	(3,764,888)

Total Class 2 Shares	(304,365)	(2,531,906)

Change in shares	(379,698)	(2,667,294)

See accompanying notes to the financial statements.

19

AZL MSCI Emerging Markets Equity Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated. Does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.)

	Year Ended December 31,
	2022	2021	2020	2019	2018

Class 1

Net Asset Value, Beginning of Period	$7.94	$8.54	$7.85	$6.99	$8.78

Investment Activities:
Net Investment Income/(Loss)	0.16 (a)	0.13 (a)	0.10 (a)	0.15 (a)	0.16
Net Realized and Unrealized Gains/(Losses) on Investments	(1.80)	(0.44)	1.17	1.04	(1.50)

Total from Investment Activities	(1.64)	(0.31)	1.27	1.19	(1.34)

Distributions to Shareholders From:
Net Investment Income	(0.12)	(0.14)	(0.29)	(0.15)	(0.16)
Net Realized Gains	(0.15)	(0.15)	(0.29)	(0.18)	(0.29)

Total Dividends	(0.27)	(0.29)	(0.58)	(0.33)	(0.45)

Net Asset Value, End of Period	$6.03	$7.94	$8.54	$7.85	$6.99

Total Return(b)	(20.50)%	(3.68)%	17.26%	17.55%	(15.31)%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$11,227	$15,392	$17,703	$17,995	$17,072
Net Investment Income/(Loss)	2.39%	1.51%	1.32%	1.97%	1.89%
Expenses Before Reductions(c)	0.99%	1.09%	1.17%	1.10%	1.03%
Expenses Net of Reductions	0.59%	0.69%	0.77%	0.70%	0.63%
Portfolio Turnover Rate(d)	5%	7%	12%	25%	20%

Class 2
Net Asset Value, Beginning of Period	$7.95	$8.54	$7.85	$6.99	$8.77

Investment Activities:
Net Investment Income/(Loss)	0.14 (a)	0.11 (a)	0.08 (a)	0.12 (a)	0.14
Net Realized and Unrealized Gains/(Losses) on Investments	(1.81)	(0.44)	1.16	1.05	(1.49)

Total from Investment Activities	(1.67)	(0.33)	1.24	1.17	(1.35)

Distributions to Shareholders From:
Net Investment Income	(0.09)	(0.11)	(0.26)	(0.13)	(0.14)
Net Realized Gains	(0.15)	(0.15)	(0.29)	(0.18)	(0.29)

Total Dividends	(0.24)	(0.26)	(0.55)	(0.31)	(0.43)

Net Asset Value, End of Period	$6.04	$7.95	$8.54	$7.85	$6.99

Total Return(b)	(20.78)%	(3.83)%	16.92%	17.18%	(15.46)%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$166,329	$221,288	$259,447	$308,248	$297,839
Net Investment Income/(Loss)	2.15%	1.26%	1.06%	1.65%	1.61%
Expenses Before Reductions(c)	1.24%	1.34%	1.42%	1.35%	1.28%
Expenses Net of Reductions	0.84%	0.94%	1.02%	0.95%	0.88%
Portfolio Turnover Rate(d)	5%	7%	12%	25%	20%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to the financial statements.

20

AZL MSCI Emerging Markets Equity Index Fund

Notes to the Financial Statements

December 31, 2022

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services—Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL MSCI Emerging Markets Equity Index Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

On December 13, 2022, the Board unanimously approved a reorganization whereby the AZL International Index Fund will acquire all of the assets and liabilities of the Fund and costs related to the reorganization will be paid by the Manager.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance

21

AZL MSCI Emerging Markets Equity Index Fund

Notes to the Financial Statements

December 31, 2022

Products Trust, Allianz Variable Insurance Products Fund of Funds Trust, and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust.

This report does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred. All share classes have equal voting rights, except that voting with respect to matters that affect a single class is limited to shares of that class.

Securities Lending

To generate additional income, the Fund may lend up to 33 1⁄3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned on the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2022 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $1,435 during the year ended December 31, 2022. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $422,943 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2022. At December 31, 2022, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2022, the Fund did not engage in any Rule 17a-7 transactions.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2022, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”), if any, is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2022, the monthly average notional amount for long contracts was $2.0 million. There was no short contract activity during the period. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

22

AZL MSCI Emerging Markets Equity Index Fund

Notes to the Financial Statements

December 31, 2022

Summary of Derivative Instruments

The following is a summary of the values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2022:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Value	Statement of Assets and Liabilities Location	Total Value

Equity Risk

Futures Contracts	Receivable for variation margin on futures contracts*	$—	Payable for variation margin on futures contracts*	$41,130

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as “Variation margin on futures contracts”.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2022:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$(606,399)	$(41,045)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Management fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2024.

For the year ended December 31, 2022, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL MSCI Emerging Markets Equity Index Fund, Class 1	0.85%	0.85%

AZL MSCI Emerging Markets Equity Index Fund, Class 2	0.85%	1.10%

*

The Manager waived, prior to any application of expense limit, the management fee to 0.45% on all assets in order to maintain more competitive expense ratios. The Manager reserves the right to increase the management fee to the amount shown in the table above (i.e., discontinue the waiver) at any time after April 30, 2024.

Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager. At December 31, 2022, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

Management fees, which the Manager may waive in order to maintain more competitive expense ratios, are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations, as applicable.

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of combined average daily net assets of the Funds on the first $4 billion, 0.04% of combined average daily net assets of the Funds on the next $2 billion, 0.02% of combined average daily net assets of the Funds on the next $2 billion and 0.01% of combined average daily net assets of the Funds over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

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AZL MSCI Emerging Markets Equity Index Fund

Notes to the Financial Statements

December 31, 2022

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable to Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are determined pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations have become unreliable or are not readily available as defined in Rule 2a-5 under the 1940 Act are valued in accordance with valuation procedures approved by the Board. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with valuation procedures approved by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The Board has designated the Manager to perform the Fund’s fair value determinations in accordance with valuation procedures approved by the Board. The effect of using fair value pricing is that the Fund’s NAV will be subject to the judgment of the Manager. The Manager’s fair valuation process is subject to the oversight of the Board.

The following is a summary of the valuation inputs used as of December 31, 2022 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total
Common Stocks+	$18,383,347	$156,374,388	$1,430	$174,759,165
Preferred Stocks+	1,323,661	969,504	—	2,293,165
Rights+	157	3,032	—	3,189
Short-Term Security Held as Collateral for Securities on Loan	422,943	—	—	422,943
Unaffiliated Investment Company	626,386	—	—	626,386

Total Investment Securities	20,756,494	157,346,924	1,430	178,104,848

Other Financial Instruments:*
Futures Contracts	(41,130)	—	—	(41,130)

Total Investments	$20,715,364	$157,346,924	$1,430	$178,063,718

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2022, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL MSCI Emerging Markets Equity Index Fund	$8,858,794	$16,497,443

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AZL MSCI Emerging Markets Equity Index Fund

Notes to the Financial Statements

December 31, 2022

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk. The Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Fund.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may impair or otherwise limit the ability to invest in, receive, hold or sell the securities of such companies.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

7. Coronavirus (COVID-19) Pandemic

The global outbreak of the COVID-19 strain of the coronavirus has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may adversely impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objective(s).

8. Recent Regulatory Pronouncements

In December 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-06 “Reference Rate Reform (Topic 848)”. ASU No. 2022- 06 updates and clarifies ASU No. 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of LIBOR and other interbank-offered reference rates. The temporary relief provided by ASU No. 2022-06 is effective immediately for certain reference rate-related contract modifications that occur through December 31, 2024. Management does not expect ASU No. 2022-06 to have a material impact on the financial statements.

9. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2022 is $151,810,625. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$52,298,485
Unrealized (depreciation)	(26,004,262)

Net unrealized appreciation/(depreciation)	$26,294,223

As of the end of its tax year ended December 31, 2022, the Fund had capital loss carry forwards (“CLCFs”) as summarized in the table below. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset.

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AZL MSCI Emerging Markets Equity Index Fund

Notes to the Financial Statements

December 31, 2022

CLCFs not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total Amount

AZL MSCI Emerging Markets Equity Index Fund	$420,106	$3,032,247	$3,452,353

The tax character of dividends paid to shareholders during the year ended December 31, 2022 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MSCI Emerging Markets Equity Index Fund	$2,688,007	$4,290,087	$6,978,094

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2021, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MSCI Emerging Markets Equity Index Fund	$3,376,812	$4,359,704	$7,736,516

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2022, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL MSCI Emerging Markets Equity Index Fund	$5,604,981	$—	$(3,452,353)	$25,300,798	$27,453,426

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, foreign currency gains or losses, mark-to-market of passive foreign investment companies, and other miscellaneous differences.

10. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2022, the Fund had multiple shareholder accounts which are affiliated with the Manager representing ownership in excess of 70% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements, except as noted below.

The reorganization, as discussed in Note 1, whereby the AZL International Index Fund will acquire all of the assets and liabilities of the Fund, is expected to be completed on or about March 10, 2023.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL MSCI Emerging Markets Equity Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL MSCI Emerging Markets Equity Index Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 23, 2023

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2022, 0.43% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2022, the Fund declared net long-term capital gain distributions of $4,290,087.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2024 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s) and certain competitor or “peer group” funds), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall-out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2022. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 14 and 21, 2022, and September 13, 2022, as well as in various other meetings preceding those meetings. Accordingly, the Advisory Contracts were approved by the Board at an in-person meeting on September 13, 2022. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2024. Additionally, at a subsequent meeting held December 13, 2022, the Board considered and approved a recommendation to reduce, through at least April 30, 2024, the management fee of the AZL FIAM Total Bond Fund.

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In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for others to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2022 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 14 and 21, 2022, and September 13, 2022, the Manager reported that for the one-year period ended December 31, 2021, nine Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40% of their respective Lipper peer groups. For the three-year period ended December 31, 2021, six Funds were in the top 40%, six were in the middle 20% and seven were in the bottom 40% of their respective Lipper peer groups. For the five-year period ended December 31, 2021, seven Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40% of their respective Lipper peer groups. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Five Funds, the AZL Russell 1000 Value Index Fund, AZL MSCI Emerging Markets Equity Index Fund, AZL Enhanced Bond Index Fund, AZL MetWest Total Return Bond Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Russell 1000 Value Index Fund and the AZL MSCI Emerging Markets Equity Index Fund in December 2021, of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund in February 2022, and of the AZL MetWest Total Return Fund in September 2021, to receive and review enhanced reporting on each Fund’s current investment strategy, process and outlook. As a result of these discussions, the Board understood that the underperformance of these Funds was primarily a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board considered that the Funds that are index funds seek to track their respective indices and do not take defensive positions under any market conditions, including in periods of market decline. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by low short-term interest rates during the periods measured.

The Board considered that the AZL DFA Five-Year Global Fixed Income Fund, which was in the bottom 40% for the three- and five-year periods, had shown improved relative performance in more recent periods.

At the Board meeting held September 13, 2022, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2022.

Thus, at the Board meeting held September 13, 2022, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2022, 18 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2021 for the 19 Funds was as follows: (1) 18 of the Funds had management fee rankings at or below the 65th percentile (with 14 Funds at or below the 50th percentile); and (2) for the AZL MSCI Global Equity Index Fund, it was determined that there was poor peer group comparability due to there being only one other fund in the category. In addition, the Board also considered that the AZL Enhanced Bond Index Fund ranked at the 63rd percentile in the bond index category, but that the Fund’s enhanced bond strategy lacks direct peers.

31

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2019 through 2021. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. In considering profitability information, the Board considered the possible effect of any fall-out benefits to the Subadvisers and their affiliates. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds (other than AZL FIAM Multi-Strategy Fund, AZL FIAM Total Bond Fund, and AZL MSCI Global Equity Index Fund) do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of June 30, 2022, were approximately $14.8 billion, and that no single Fund had assets in excess of $2.5 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as Fund assets change. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

32

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the FOF Trust, and ETF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	50	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	50	Diamond Hill Funds (10 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	50	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	50	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019 - 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc. (a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	50	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	50	None

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	50	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.

(2)	Indefinite.

(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

33

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Associate General Counsel, Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the FOF Trust, 2014 to present, and the ETF Trust, 2020 to present.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.

(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

34

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1222 02/23

AZL® MSCI Global Equity Index Fund

Annual Report

December 31, 2022

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 20

Statement of Operations Page 20

Statements of Changes in Net Assets Page 21

Financial Highlights Page 22

Notes to the Financial Statements Page 23

Report of Independent Registered Public Accounting Firm Page 29

Other Federal Income Tax Information Page 30

Other Information Page 31

Approval of Investment Advisory and Subadvisory Agreements Page 32

Information about the Board of Trustees and Officers Page 35

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MSCI Global Equity Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MSCI Global Equity Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2022?*

For the year ended December 31, 2022, the AZL® MSCI Global Equity Index Fund (the “Fund”) returned (18.23)%. That compared to a (18.14)% total return for its benchmark, the MSCI World Index (net of withholding taxes).1

The Fund seeks investment results, before fees, expenses, and fair value adjustments to its portfolio at the close of the New York Stock Exchange, that correspond to the performance of the MSCI World Index. The Index is designed to provide a comprehensive measure of international equity markets. The Fund takes positions in securities that, in combination, should have similar return characteristics as the Index.

The year under review began with concern over rising inflation, a spike in commodity prices, and the financial and economic implications of the Russian invasion of Ukraine. Investor sentiment declined in the face of these challenges while global central banks shifted their focus toward bringing inflation under control. The Federal Reserve (the Fed) raised interest rates by 25 basis points in March and signaled its intent to raise rates throughout 2022. European markets declined for the quarter due to inflation concerns and the region’s dependence on Russian gas, while UK equity markets outperformed on their relatively higher exposure to the strongly performing energy and materials sectors.

Inflation and global growth concerns dominated the second quarter. Global geopolitical tensions intensified as the war in Ukraine continued with no sign of a resolution. Reduced gas supplies and higher gas prices pressured European countries, while fears of a recession increased due in part to the hawkish tone of central banks across developed markets. The Fed announced it would raise rates beyond neutral to manage inflation even at the expense of triggering higher unemployment and then proceeded raise rates by 75 basis points in June. The Bank of England (BoE) raised rates as well, while the European Central Bank (ECB) announced its first rate hike for 2022 in July. It also reaffirmed a plan to end its asset repurchasing in the third quarter. For its part, the Bank of Japan (BoJ) maintained its accommodative monetary policies in the face of ongoing weakness in the yen.

In the third quarter, fears of a recession continued to hinder performance in global equity markets, as did the hawkish tone from most central banks. In the eurozone, the intensifying energy crisis added fuel to geopolitical tensions and further weakened the euro. Inflation continued to rise, however, pushing the BoE and the ECB to raise rates again, although the latter chose not to end its bond repurchasing policy as originally planned. The BoJ left its interest rates unchanged once again. In the U.S., equity markets fared poorly as markets braced for continued monetary tightening, which was underscored by the Fed chair’s August comments at the Jackson Hole Economic Symposium.

Equity markets rallied at the start of the fourth quarter on hopes inflation had finally peaked, and that central banks would ease their tightening. But in December, central banks reiterated their plans for further tightening, pushing markets lower. Both the ECB and BoE raised interest rates over the quarter, as did the Fed. The BoJ surprised markets with an interest rate increase of 25 basis points. Japanese companies had reported strong earnings thanks to a weaker yen, and the country was dealing with its highest inflation in 40 years.

Sectors in the index posted mixed results for the year under review, with energy, utilities, and health care sectors outperforming and information technology, consumer discretionary, and consumer services lagging.

The Fund underperformed its benchmark primarily due to the impacts of fair value adjustments and expenses incurred by the Fund.

The Fund uses exchange traded equity index futures for the purpose of efficient portfolio management, and these derivatives did not have a significant impact on the Fund’s return in 2022. Futures contracts are purchased to provide immediate market exposure proportionate to cash accruals and investable cash within the portfolio.

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2022. Investors cannot invest directly in an index.

[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.

1

AZL® MSCI Global Equity Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the MSCI World Index as closely as possible. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the MSCI World Index (the “Underlying Index”) and in depositary receipts representing securities of the Underlying Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2022
	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
AZL® MSCI Global Equity Index Fund (Class 1 Shares)	6/21/2021	(18.08)%	—	—	—	(6.55)%
AZL® MSCI Global Equity Index Fund (Class 2 Shares)	5/1/2009	(18.23)%	4.56%	5.78%	4.02%	6.59%
MSCI World Index (gross of withholding taxes)	5/1/2009	(17.73)%	5.45%	6.69%	9.44%	10.81%
MSCI World Index (net of withholding taxes)	5/1/2009	(18.14)%	4.94%	6.14%	8.85%	10.21%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® MSCI Global Equity Index Fund (Class 1 Shares)	0.84%
AZL® MSCI Global Equity Index Fund (Class 2 Shares)	1.09%

The above expense ratios are based on the current Fund prospectus dated April 29, 2022. The Manager and the Fund have entered into a written agreement reducing the management fee to 0.31% through at least April 30, 2024. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.55% for Class 1 Shares and to 0.80% for Class 2 Shares through April 30, 2024. Additional information pertaining to the December 31, 2022 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International World Index (“MSCI World Index”), an unmanaged broad equity benchmark that represents large- and mid-cap equity performance across 23 developed markets countries. The Index noted as “gross of withholding taxes” reflects the maximum possible reinvestment of dividends with no adjustment for withholding tax deductions or tax credits. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MSCI Global Equity Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MSCI Global Equity Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL MSCI Global Equity Index Fund, Class 1	$1,000.00	$1,029.40	$1.94	0.38%

AZL MSCI Global Equity Index Fund, Class 2	$1,000.00	$1,027.90	$3.22	0.63%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL MSCI Global Equity Index Fund, Class 1	$1,000.00	$1,023.29	$1.94	0.38%

AZL MSCI Global Equity Index Fund, Class 2	$1,000.00	$1,022.03	$3.21	0.63%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Information Technology	20.1%

Health Care	14.5

Financials	14.2

Industrials	10.6

Consumer Discretionary	9.9

Consumer Staples	7.8

Communication Services	6.3

Energy	5.6

Materials	4.5

Utilities	3.2

Real Estate	2.7

Total Common Stocks and Preferred Stocks	99.4

Short-Term Security Held as Collateral for Securities on Loan	0.6

Unaffiliated Investment Company	0.3

Total Investment Securities	100.3

Net other assets (liabilities)	(0.3)

Net Assets	100.0%

3

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks (99.3%):
Aerospace & Defense (1.7%):
4,439	Airbus SE	$527,732
23,205	BAE Systems plc	239,777
4,143	Boeing Co. (The)*	789,200
2,614	CAE, Inc.*	50,569
196	Dassault Aviation SA	33,250
169	Elbit Systems, Ltd.	27,541
1,704	General Dynamics Corp.	422,780
277	HEICO Corp.	42,558
499	HEICO Corp., Class A	59,805
2,863	Howmet Aerospace, Inc.	112,831
271	Huntington Ingalls Industries, Inc.	62,514
700	Kongsberg Gruppen ASA	29,746
1,429	L3harris Technologies, Inc.	297,532
1,788	Lockheed Martin Corp.	869,844
368	MTU Aero Engines AG	79,639
1,072	Northrop Grumman Corp.	584,894
10,952	Raytheon Technologies Corp.	1,105,276
61,901	Rolls-Royce Holdings plc*	69,289
2,562	Safran SA	320,110
10,000	Singapore Technologies Engineering, Ltd.	25,033
1,476	Textron, Inc.	104,501
795	Thales SA	101,616
382	TransDigm Group, Inc.	240,526

		6,196,563

Air Freight & Logistics (0.5%):
964	C.H. Robinson Worldwide, Inc.	88,264
7,478	Deutsche Post AG	281,446
1,183	Expeditors International of Washington, Inc.	122,937
1,859	FedEx Corp.	321,979
1,800	SG Holdings Co., Ltd.	25,096
5,379	United Parcel Service, Inc., Class B	935,085
2,800	Yamato Holdings Co., Ltd.	44,519

		1,819,326

Airlines (0.1%):
990	Air Canada*	14,179
1,000	ANA Holdings, Inc.*	21,307
1,475	Delta Air Lines, Inc.*	48,469
2,412	Deutsche Lufthansa AG*	20,041
1,000	Japan Airlines Co., Ltd.*	20,517
5,489	Qantas Airways, Ltd.*	22,095
8,850	Singapore Airlines, Ltd.^	36,479
1,365	Southwest Airlines Co.*	45,960

		229,047

Auto Components (0.3%):
800	Aisin Sieki Co., Ltd.	21,312
1,981	Aptiv plc*	184,491
1,648	BorgWarner, Inc.	66,332
4,100	Bridgestone Corp.	145,989
4,891	Cie Generale des Etablissements Michelin SCA	135,984
819	Continental AG	48,925
3,200	Denso Corp.	156,893
2,000	Koito Manufacturing Co., Ltd.	29,796
419	Lear Corp.	51,964
1,989	Magna Internationl, Inc.	111,747
5,200	Sumitomo Electric Industries, Ltd.	58,996
1,100	Toyota Industries Corp.	59,982

Shares		Value
Common Stocks, continued
Auto Components, continued
2,122	Valeo SA	$37,819

		1,110,230

Automobiles (1.6%):
2,407	Bayerische Motoren Werke AG (BMW)	214,807
5,911	Daimler AG, Registered Shares	387,845
861	Dr Ing hc F Porsche AG*	87,341
943	Ferrari NV	201,732
28,847	Ford Motor Co.	335,491
10,328	General Motors Co.	347,434
12,400	Honda Motor Co., Ltd.	283,559
5,100	Isuzu Motors, Ltd.	59,577
3,397	Lucid Group, Inc.*^	23,201
3,600	Mazda Motor Corp.	27,217
16,900	Nissan Motor Co., Ltd.	53,180
1,243	Renault SA*	41,408
2,401	Rivian Automotive, Inc.*	44,250
16,003	Stellantis NV	226,837
4,300	Subaru Corp.	65,991
2,700	Suzuki Motor Corp.	86,881
19,687	Tesla, Inc.*	2,425,045
78,200	Toyota Motor Corp.	1,068,933
201	Volkswagen AG	31,771
4,663	Volvo Car AB, Class B*	21,315
2,600	Yamaha Motor Co., Ltd.	59,094

		6,092,909

Banks (6.1%):
2,602	ABN AMRO Group NV	35,933
22,179	ANZ Group Holdings, Ltd.*	357,200
45,320	Banco Bilbao Vizcaya Argentaria SA	273,638
125,328	Banco Santander SA	375,283
8,532	Bank Hapoalim BM	77,080
10,762	Bank Leumi Le-Israel BM	89,838
53,406	Bank of America Corp.	1,768,807
7,994	Bank of Ireland Group plc	75,786
4,966	Bank of Montreal	449,941
8,971	Bank of Nova Scotia^	439,604
121,567	Barclays plc	233,673
8,290	BNP Paribas SA	471,695
27,500	BOC Hong Kong Holdings, Ltd.	93,486
33,536	CaixaBank SA	131,620
6,576	Canadian Imperial Bank of Commerce	266,042
2,800	Chiba Bank, Ltd. (The)	20,524
14,516	Citigroup, Inc.	656,559
3,404	Citizens Financial Group, Inc.	134,016
9,260	Commerzbank AG*	87,550
12,623	Commonwealth Bank of Australia	880,902
8,400	Concordia Financial Group, Ltd.	35,153
8,923	Credit Agricole SA	94,044
5,146	Danske Bank A/S	101,397
14,200	DBS Group Holdings, Ltd.	359,574
6,459	DNB Bank ASA	128,036
2,582	Erste Group Bank AG	82,322
4,869	Fifth Third Bancorp	159,752
4,171	Finecobank Banca Fineco SpA	69,502
97	First Citizens BancShares, Inc., Class A	73,561
4,008	First Horizon Corp.	98,196

See accompanying notes to the financial statements.

4

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Banks, continued
1,332	First Republic Bank	$162,358
5,700	Hang Seng Bank, Ltd.	94,384
146,495	HSBC Holdings plc	913,417
10,443	Huntington Bancshares, Inc.	147,246
27,538	ING Groep NV	335,927
122,214	Intesa Sanpaolo SpA	272,619
7,605	Isreal Discount Bank	40,026
1,600	Japan Post Bank Co., Ltd.	13,750
21,784	JPMorgan Chase & Co.	2,921,234
1,998	KBC Group NV	128,268
6,790	KeyCorp	118,282
501,430	Lloyds Banking Group plc	275,293
1,325	M&T Bank Corp.	192,205
3,850	Mediobanca SpA	36,987
88,200	Mitsubishi UFJ Financial Group, Inc.	595,090
1,433	Mizrahi Tefahot Bank, Ltd.	46,489
18,650	Mizuho Financial Group, Inc.	263,634
23,726	National Australia Bank, Ltd.	480,679
2,466	National Bank of Canada	166,179
41,793	NatWest Group PLC	133,381
25,524	Nordea Bank AB	273,118
25,500	Oversea-Chinese Banking Corp., Ltd.	231,434
3,027	PNC Financial Services Group, Inc. (The)	478,084
6,770	Regions Financial Corp.	145,961
14,500	Resona Holdings, Inc.	79,668
10,317	Royal Bank of Canada	970,124
4,800	Shizuoka Financial Group, Inc.	38,586
509	Signature Bank	58,647
13,057	Skandinaviska Enskilda Banken AB, Class A	150,346
5,883	Societe Generale	147,584
17,670	Standard Chartered plc	132,598
10,000	Sumitomo Mitsui Financial Group, Inc.	403,004
2,300	Sumitomo Mitsui Trust Holdings, Inc.	80,265
432	SVB Financial Group*	99,421
11,088	Svenska Handelsbanken AB, Class A	111,632
7,027	Swedbank AB, Class A	119,446
13,451	Toronto-Dominion Bank (The)	871,066
9,882	Truist Financial Corp.	425,222
10,544	U.S. Bancorp	459,824
14,061	Unicredit SpA	199,922
9,604	United Overseas Bank, Ltd.	220,304
1,465	Webster Financial Corp.	69,353
28,035	Wells Fargo & Co.	1,157,565
25,861	Westpac Banking Corp.	406,651

		22,787,987

Beverages (1.9%):
6,327	Anheuser-Busch InBev NV	380,314
3,500	Asahi Breweries, Ltd.	108,998
2,234	Brown-Forman Corp., Class B	146,729
11,900	Budweiser Brewing Co. APAC, Ltd.	37,437
797	Carlsberg A/S, Class B	105,522
30,502	Coca-Cola Co. (The)	1,940,232
1,428	Coca-Cola European Partners plc	78,444
1,283	Coca-Cola HBC AG	30,617
1,177	Constellation Brands, Inc., Class A	272,770
4,937	David Campari-Milano NV	50,030
16,943	Diageo plc	748,032

Shares		Value
Common Stocks, continued
Beverages, continued
771	Heineken Holding NV	$59,358
1,959	Heineken NV	184,025
400	ITO EN, Ltd.	14,597
5,741	Keurig Dr Pepper, Inc.	204,724
6,100	Kirin Holdings Co., Ltd.	93,468
1,309	Molson Coors Brewing Co., Class B	67,440
2,913	Monster Beverage Corp.*	295,757
10,264	PepsiCo, Inc.	1,854,294
1,500	Pernod Ricard SA	294,797
125	Remy Cointreau SA	21,073
800	Suntory Beverage & Food, Ltd.	27,301
4,549	Treasury Wine Estates, Ltd.	42,025

		7,057,984

Biotechnology (2.1%):
13,047	AbbVie, Inc.	2,108,526
863	Alnylam Pharmaceuticals, Inc.*	205,092
3,958	Amgen, Inc.	1,039,529
423	Argenx SE*	159,373
1,054	Biogen, Inc.*	291,874
1,349	BioMarin Pharmaceutical, Inc.*	139,608
3,536	CSL, Ltd.	689,334
1,266	Exact Sciences Corp.*	62,680
491	Genmab A/S*	208,012
9,249	Gilead Sciences, Inc.	794,027
2,757	Grifols SA*	31,966
1,359	Incyte Corp.*	109,155
2,501	Moderna, Inc.*	449,230
660	Neurocrine Biosciences, Inc.*	78,830
804	Regeneron Pharmaceuticals, Inc.*	580,078
1,099	Seagen, Inc.*	141,232
1,322	Swedish Orphan Biovitrum AB*	27,329
1,889	Vertex Pharmaceuticals, Inc.*	545,505

		7,661,380

Building Products (0.6%):
953	A O Smith Corp.	54,550
1,800	AGC, Inc.	59,638
644	Allegion plc	67,787
7,028	ASSA Abloy AB, Class B	151,297
397	Carlisle Cos., Inc.	93,553
6,186	Carrier Global Corp.	255,173
3,568	Cie de Saint-Gobain	175,142
1,900	Daikin Industries, Ltd.	292,321
1,013	Fortune Brands Innovations, Inc.	57,852
269	Geberit AG, Registered Shares	127,417
5,204	Johnson Controls International plc	333,056
1,045	Kingspan Group plc	56,258
223	Lennox International, Inc.	53,348
2,500	Lixil Corp.	38,105
1,532	Masco Corp.	71,498
11,325	Nibe Industrier AB, Class B	105,959
729	Owens Corning	62,184
52	ROCKWOOL A/S, Class B	12,269
1,300	TOTO, Ltd.	43,999
1,679	Trane Technologies plc	282,223
13,000	Xinyi Glass Holdings, Ltd.	24,170

		2,417,799

See accompanying notes to the financial statements.

5

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Capital Markets (3.1%):
7,666	3i Group plc	$124,444
820	Ameriprise Financial, Inc.	255,323
375	Amundi SA	21,305
1,156	Ares Management Corp., Class A	79,117
1,391	ASX, Ltd.	63,775
5,446	Bank of New York Mellon Corp. (The)	247,902
1,103	BlackRock, Inc., Class A+	781,618
5,282	Blackstone, Inc., Class A	391,872
2,652	Brookfield Asset Managmt, Ltd.*	75,948
10,609	Brookfield Corp.	333,676
1,473	Carlyle Group, Inc. (The)	43,954
867	Cboe Global Markets, Inc.	108,783
10,849	Charles Schwab Corp. (The)	903,288
2,665	CME Group, Inc.	448,146
938	Coinbase Global, Inc.*^	33,196
24,183	Credit Suisse Group AG	72,677
8,900	Daiwa Securities Group, Inc.	39,461
14,723	Deutsche Bank AG	166,854
1,365	Deutsche Boerse AG	235,485
2,202	EQT AB	46,956
719	Euronext NV	53,288
295	FactSet Research Systems, Inc.	118,357
1,979	Franklin Resources, Inc.	52,206
458	Futu Holdings, Ltd., ADR*	18,618
2,511	Goldman Sachs Group, Inc. (The)	862,228
3,288	Hargreaves Lansdown plc	34,070
9,200	Hong Kong Exchanges & Clearing, Ltd.	397,602
217	IGM Financial, Inc.	6,059
4,213	Intercontinental Exchange, Inc.	432,212
2,555	Invesco, Ltd.	45,964
3,400	Japan Exchange Group, Inc.	49,146
1,702	Julius Baer Group, Ltd.	98,957
3,976	KKR & Co., Inc., Class A	184,566
2,521	London Stock Exchange Group plc	217,476
626	LPL Financial Holdings, Inc.	135,322
2,685	Macquarie Group, Ltd.	304,747
287	MarketAxess Holdings, Inc.	80,041
1,213	Moody’s Corp.	337,966
9,561	Morgan Stanley	812,876
589	MSCI, Inc.	273,985
2,486	Nasdaq, Inc.	152,516
23,000	Nomura Holdings, Inc.	85,621
1,388	Northern Trust Corp.	122,824
177	Partners Group Holding AG	157,376
1,455	Raymond James Financial, Inc.	155,467
2,544	S&P Global, Inc.	852,087
2,400	SBI Holdings, Inc.	46,021
6,758	Schroders PLC	35,517
757	SEI Investments Co.	44,133
3,200	Singapore Exchange, Ltd.	21,404
3,801	St. James Place plc	50,323
2,692	State Street Corp.	208,818
1,699	T. Rowe Price Group, Inc.	185,293
521	TMX Group, Ltd.	52,154
641	Tradeweb Markets, Inc., Class A	41,620
25,011	UBS Group AG	466,321

		11,666,961

Shares		Value
Common Stocks, continued
Chemicals (2.2%):
3,931	Air Liquide SA	$559,063
1,631	Air Products and Chemicals, Inc.	502,772
1,220	Akzo Nobel NV	81,394
874	Albemarle Corp.	189,536
413	Arkema SA	37,247
9,200	Asahi Kasei Corp.	65,385
6,672	BASF SE	331,179
715	Celanese Corp.	73,102
1,430	CF Industries Holdings, Inc.	121,836
801	Christian Hansen Holding A/S	57,756
2,080	Clariant AG	33,109
5,466	Corteva, Inc.	321,291
1,415	Covestro AG	55,351
1,096	Croda International plc	87,572
5,426	Dow, Inc.	273,416
3,678	DuPont de Nemours, Inc.	252,421
797	Eastman Chemical Co.	64,908
1,885	Ecolab, Inc.	274,381
62	EMS-Chemie Holding AG	41,916
1,938	Evonik Industries AG	37,204
949	FMC Corp.	118,435
66	Givaudan SA, Registered Shares	201,271
6,835	ICL Group, Ltd.	49,360
1,948	International Flavors & Fragrances, Inc.	204,228
975	Johnson Matthey plc	25,094
1,200	JSR Corp.	23,654
1,339	Koninklijke DSM NV	164,132
3,698	Linde plc	1,206,214
2,005	LyondellBasell Industries NV, Class A	166,475
8,000	Mitsubishi Chemical Holdings Corp.	41,339
1,700	Mitsui Chemicals, Inc.	38,128
2,710	Mosaic Co. (The)	118,888
6,600	Nippon Paint Holdings Co., Ltd.	52,232
1,100	Nippon Sanso Holdings Corp.	15,847
800	Nissan Chemical Corp.	35,220
1,000	Nitto Denko Corp.	57,533
1,580	Novozymes A/S, Class B	80,250
4,105	Nutrien, Ltd.	299,733
824	OCI NV	29,400
2,876	Orica, Ltd.	29,382
1,700	PPG Industries, Inc.	213,758
942	RPM International, Inc.	91,798
1,845	Sherwin-Williams Co. (The)	437,874
2,700	Shin-Etsu Chemical Co., Ltd.	329,006
1,096	Sika AG	264,525
451	Solvay SA	45,707
13,800	Sumitomo Chemical Co., Ltd.	49,420
979	Symrise AG	106,493
9,200	Toray Industries, Inc.	51,079
2,700	Tosoh Corp.	32,041
1,822	Umicore SA	67,210
301	Westlake Corp.	30,864
1,092	Yara International ASA	48,073

		8,185,502

Commercial Services & Supplies (0.5%):
10,643	Brambles, Ltd.	87,391

See accompanying notes to the financial statements.

6

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Commercial Services & Supplies, continued
657	Cintas Corp.	$296,714
3,198	Copart, Inc.*	194,726
1,800	Dai Nippon Printing Co., Ltd.	36,091
1,558	GFL Environmental, Inc.	45,504
18,835	Rentokil Initial plc	115,741
1,681	Republic Services, Inc.	216,832
1,016	Ritchie Bros Auctioneers, Inc.	58,695
1,460	Rollins, Inc.	53,348
1,500	Secom Co., Ltd.	85,581
2,601	Securitas AB, Class B	21,664
1,600	TOPPAN, INC.	23,625
1,893	Waste Connections, Inc.	250,936
3,026	Waste Management, Inc.	474,719

		1,961,567

Communications Equipment (0.7%):
1,856	Arista Networks, Inc.*	225,226
30,799	Cisco Systems, Inc.	1,467,264
438	F5, Inc.*	62,857
2,336	Juniper Networks, Inc.	74,659
1,261	Motorola Solutions, Inc.	324,972
38,601	Nokia OYJ	179,330
22,141	Telefonaktiebolaget LM Ericsson, Class B	129,738

		2,464,046

Construction & Engineering (0.3%):
1,642	ACS Actividades de Construccion y Servicios SA	47,041
1,522	Bouygues SA	45,653
542	Eiffage SA	53,437
3,697	Ferrovial SA	96,697
2,700	Kajima Corp.	31,413
4,900	Obayashi Corp.	37,051
1,125	Quanta Services, Inc.	160,312
5,900	Shimizu Corp.	31,437
3,144	Skanska AB, Class B	49,933
1,100	Taisei Corp.	35,442
4,010	Vinci SA	400,442
868	WSP Global, Inc.	100,719

		1,089,577

Construction Materials (0.2%):
5,591	CRH plc	221,331
993	HeidelbergCement AG	56,626
4,174	Holcim, Ltd.	215,300
3,417	James Hardie Industries SE	61,187
447	Martin Marietta Materials, Inc.	151,073
966	Vulcan Materials Co.	169,156

		874,673

Consumer Finance (0.4%):
2,642	Ally Financial, Inc.	64,597
4,668	American Express Co.	689,697
2,786	Capital One Financial Corp.	258,986
2,037	Discover Financial Services	199,280
1	Isracard, Ltd.	2
3,567	Synchrony Financial	117,212

		1,329,774

Shares		Value
Common Stocks, continued
Containers & Packaging (0.2%):
10,720	Amcor plc	$127,675
648	Avery Dennison Corp.	117,288
2,201	Ball Corp.	112,559
1,000	CCL Industries, Inc.	42,724
998	Crown Holdings, Inc.	82,046
2,770	International Paper Co.	95,925
682	Packaging Corp. of America	87,235
1,076	Sealed Air Corp.	53,671
2,350	SIG Group AB	51,518
1,807	Smurfit Kappa Group plc	66,940
1,935	Westrock Co.	68,035

		905,616

Distributors (0.1%):
195	D’ieteren Group	37,536
1,027	Genuine Parts Co.	178,195
1,796	LKQ Corp.	95,924
321	Pool Corp.	97,048

		408,703

Diversified Consumer Services (0.0%†):
1,753	IDP Education, Ltd.	32,388

Diversified Financial Services (1.1%):
2,836	Apollo Global Management, Inc.	180,908
9,603	Berkshire Hathaway, Inc., Class B*	2,966,367
2,947	Element Fleet Management Corp.	40,163
2,830	Equitable Holdings, Inc.	81,221
414	Eurazeo SE	25,838
740	EXOR NV*	54,010
823	Groupe Bruxelles Lambert SA	65,915
885	Industrivarden AB, Class A	21,584
1,476	Industrivarden AB, Class C	35,933
3,012	Investor AB	56,192
13,524	Investor AB, Class B	245,424
2,236	Kinnevik AB, Class B*	30,884
418	L E Lundbergforetagen AB	17,828
15,158	M&G plc	34,447
4,100	Mitsubishi HC Capital, Inc.	20,201
353	Onex Corp.	17,024
8,600	ORIX Corp.	138,694
142	Sofina SA	31,417
20,261	Standard Life Aberdeen plc	46,140
122	Wendel	11,432

		4,121,622

Diversified Telecommunication Services (1.2%):
52,860	AT&T, Inc.	973,153
692	BCE, Inc.^	30,408
15,935	Bezeq The Israeli Telecommunication Corp., Ltd.	27,530
54,369	BT Group plc	73,809
4,277	Cellnex Telecom SAU	142,214
23,758	Deutsche Telekom AG	473,821
937	Elisa OYJ	49,659
36,000	HKT Trust & HKT, Ltd.	44,005
2,027	Infrastrutture Wireless Italiane SpA	20,473
24,798	Koninklijke KPN NV	76,713
2,488	Liberty Global plc, Class C*	48,342
6,467	Lumen Technologies, Inc.	33,758
9,200	Nippon Telegraph & Telephone Corp.	262,645

See accompanying notes to the financial statements.

7

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Diversified Telecommunication Services, continued
14,205	Orange SA	$141,226
62,100	Singapore Telecommunications, Ltd.	119,250
17,116	Spark New Zealand, Ltd.	58,650
191	Swisscom AG	104,566
92,093	Telecom Italia SpA*	21,395
3,372	Telefonica Deutschland Holding AG	8,307
41,617	Telefonica SA	150,702
5,021	Telenor ASA	46,999
18,848	Telia Co AB	48,264
29,855	Telstra Corp., Ltd.	81,054
3,100	TELUS Corp.	59,834
476	United Internet AG, Registered Shares	9,622
31,002	Verizon Communications, Inc.	1,221,479

		4,327,878

Electric Utilities (1.9%):
193	Acciona SA	35,492
1,687	Alliant Energy Corp.	93,139
3,795	American Electric Power Co., Inc.	360,335
6,000	Chubu Electric Power Co., Inc.	62,099
7,000	CK Infrastructure Holdings, Ltd.	36,642
12,500	CLP Holdings, Ltd.	91,215
2,392	Constellation Energy Corp.	206,214
5,695	Duke Energy Corp.	586,528
2,781	Edison International	176,927
20,856	EDP – Energias de Portugal SA	103,886
4,958	Electricite de France	63,681
240	Elia Group SA/NV	34,098
1,880	Emera, Inc.	71,864
3,072	Endesa SA	57,959
59,130	Enel SpA	317,973
1,457	Entergy Corp.	163,912
1,705	Evergy, Inc.	107,296
2,630	Eversource Energy	220,499
7,537	Exelon Corp.	325,825
3,881	FirstEnergy Corp.	162,769
3,796	Fortis, Inc.	151,919
3,188	Fortum OYJ	53,098
7,500	HK Electric Investments, Ltd.	4,950
2,288	Hydro One, Ltd.	61,298
44,010	Iberdrola SA	514,734
6,500	Kansai Electric Power Co., Inc. (The)	63,106
4,873	Mercury NZ, Ltd.	17,193
14,660	NextEra Energy, Inc.	1,225,576
1,642	NRG Energy, Inc.	52,248
12,220	Origin Energy, Ltd.	64,143
1,522	Orsted A/S	138,110
11,217	PG&E Corp.*	182,388
10,000	Power Assets Holdings, Ltd.	54,778
5,489	PPL Corp.	160,389
1,850	Red Electrica Corp SA	32,131
7,497	Scottish & Southern Energy plc	154,600
8,004	Southern Co. (The)	571,566
10,285	Terna SpA	76,116
14,900	Tokyo Electric Power Co. Holdings, Inc.*	53,804
453	Verbund AG, Class A	38,201
3,984	Xcel Energy, Inc.	279,318

		7,228,019

Shares		Value
Common Stocks, continued
Electrical Equipment (0.9%):
11,741	ABB, Ltd.	$357,702
1,759	AMETEK, Inc.	245,768
2,958	Eaton Corp. plc	464,258
4,354	Emerson Electric Co.	418,245
1,200	Fuji Electric Co., Ltd.	45,704
515	Generac Holdings, Inc.*	51,840
401	Hubbell, Inc.	94,107
1,991	Legrand SA	160,287
14,900	Mitsubishi Electric Corp.	147,519
3,100	Nidec Corp.	161,463
3,798	Plug Power, Inc.*^	46,981
1,694	Prysmian SpA	62,701
833	Rockwell Automation, Inc.	214,556
4,089	Schneider Electric SA	574,993
977	Sensata Technologies Holding plc	39,451
3,694	Siemens Energy AG	69,493
7,084	Vestas Wind Systems A/S	207,003

		3,362,071

Electronic Equipment, Instruments & Components (0.8%):
4,344	Amphenol Corp., Class A	330,752
499	Arrow Electronics, Inc.*	52,180
800	Azbil Corp.	20,261
986	CDW Corp.	176,080
1,304	Cognex Corp.	61,431
5,855	Corning, Inc.	187,009
2,865	Halma plc	68,444
1,300	Hamamatsu Photonics KK	62,545
14,804	Hexagon AB, Class B	155,702
205	Hirose Electric Co., Ltd.	25,647
600	Ibiden Co., Ltd.	21,861
1,400	Keyence Corp.	548,190
1,314	Keysight Technologies, Inc.*	224,786
2,500	Kyocera Corp.	124,780
4,200	Murata Manufacturing Co., Ltd.	210,743
1,300	Omron Corp.	63,415
2,200	Shimadzu Corp.	62,759
2,900	TDK Corp.	94,180
2,387	TE Connectivity, Ltd.	274,028
370	Teledyne Technologies, Inc.*	147,967
2,027	Trimble, Inc.*	102,485
1,300	Venture Corp., Ltd.	16,577
1,000	Yokogawa Electric Corp.	15,846
416	Zebra Technologies Corp., Class A*	106,667

		3,154,335

Energy Equipment & Services (0.3%):
7,460	Baker Hughes Co.	220,294
6,654	Halliburton Co.	261,835
10,320	Schlumberger, Ltd.	551,707
3,045	Tenaris SA	53,431

		1,087,267

Entertainment (1.2%):
5,728	Activision Blizzard, Inc.	438,478
8,533	Bollore, Inc.	47,812
1,200	Capcom Co., Ltd.	38,491
2,124	Electronic Arts, Inc.	259,510
2,754	Embracer Group AB*	12,456

See accompanying notes to the financial statements.

8

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Entertainment, continued
780	Koei Tecmo Holdings Co., Ltd.	$14,060
900	Konami Holdings Corp.	40,931
1,414	Liberty Media Corp-Liberty Formula One, Class C*	84,529
1,290	Live Nation Entertainment, Inc.*	89,965
3,325	Netflix, Inc.*	980,476
3,600	Nexon Co., Ltd.	80,316
8,000	Nintendo Co., Ltd.	335,056
2,750	ROBLOX Corp., Class A*	78,265
924	Roku, Inc.*	37,607
2,586	Sea, Ltd., ADR*	134,550
400	Square Enix Holdings Co., Ltd.	18,574
1,181	Take-Two Interactive Software, Inc.*	122,978
600	Toho Co., Ltd.	23,221
856	UbiSoft Entertainment SA*	24,294
5,833	Universal Music Group NV	140,784
5,833	Vivendi Universal SA	55,809
13,485	Walt Disney Co. (The)*	1,171,577
17,412	Warner Bros Discovery, Inc.*	165,066

		4,394,805

Equity Real Estate Investment Trusts (2.2%):
1,112	Alexandria Real Estate Equities, Inc.	161,985
2,448	American Homes 4 Rent, Class A	73,783
3,432	American Tower Corp.	727,104
1,081	AvalonBay Communities, Inc.	174,603
1,147	Boston Properties, Inc.	77,514
8,137	British Land Co. plc	38,899
739	Camden Property Trust	82,679
815	Canadian Apartment Properties REIT	25,694
29,744	CapitaLand Ascendas REIT	60,911
31,506	CapitaLand Mall Trust	48,050
316	Covivio	18,813
3,175	Crown Castle, Inc.	430,657
18	Daiwahouse Residential Investment Corp.	40,181
6,460	Dexus	33,951
2,122	Digital Realty Trust, Inc.	212,773
677	Equinix, Inc.	443,455
1,394	Equity Lifestyle Properties, Inc.	90,053
2,712	Equity Residential	160,008
522	Essex Property Trust, Inc.	110,622
984	Extra Space Storage, Inc.	144,825
1,963	Gaming and Leisure Properties, Inc.	102,253
424	Gecina SA	43,193
28	GLP J-REIT	32,219
12,389	Goodman Group	145,521
11,976	GPT Group	34,198
2,942	Healthcare Realty Trust, Inc.	56,692
4,227	Healthpeak Properties, Inc.	105,971
5,303	Host Hotels & Resorts, Inc.	85,113
4,453	Invitation Homes, Inc.	131,987
2,113	Iron Mountain, Inc.	105,333
43	Japan Metropolitan Fund Invest	34,180
12	Japan Real Estate Investment Corp.	52,565
4,981	Kimco Realty Corp.	105,498
1,908	Klepierre	44,127
4,161	Land Securities Group plc	31,288
14,300	Link REIT (The)	105,004
21,123	Mapletree Logistics Trust	25,107

Shares		Value
Common Stocks, continued
Equity Real Estate Investment Trusts, continued
15,100	Mapletree Pan Asia Commercial Trust	$18,848
4,192	Medical Properties Trust, Inc.	46,699
802	Mid-America Apartment Communities, Inc.	125,906
36,393	Mirvac Group	52,708
10	Nippon Building Fund, Inc.	44,664
20	Nippon Prologis REIT, Inc.	46,847
39	Nomura Real Estate Master Fund, Inc.	48,441
6,918	Prologis, Inc.	779,866
1,168	Public Storage	327,262
4,569	Realty Income Corp.	289,812
1,170	Regency Centers Corp.	73,125
480	RioCan REIT	7,492
819	SBA Communications Corp.	229,574
36,788	Scentre Group	71,517
9,532	Segro plc	88,100
2,406	Simon Property Group, Inc.	282,657
22,062	Stockland	54,464
871	Sun Communities, Inc.	124,553
2,260	UDR, Inc.	87,530
812	Unibail-Rodamco-Westfield*^	42,364
3,011	Ventas, Inc.	135,645
7,034	VICI Properties, Inc.	227,902
24,703	Vicinity Centres	33,604
1,164	Warehouses De Pauw CVA	33,279
3,318	Welltower, Inc.	217,495
5,617	Weyerhaeuser Co.	174,127
1,287	WP Carey, Inc.	100,579

		8,161,869

Food & Staples Retailing (1.5%):
4,900	AEON Co., Ltd.	103,159
6,060	Alimentation Couche-Tard, Inc.	266,339
4,522	Carrefour SA	75,652
10,570	Coles Group, Ltd.	119,676
3,277	Costco Wholesale Corp.	1,495,951
848	Empire Co., Ltd., Class A	22,337
11,695	Endeavour Group, Ltd.	50,778
528	George Weston, Ltd.	65,518
1,243	HelloFresh SE*	27,247
15,420	J Sainsbury plc	40,469
2,416	Jeronimo Martins SGPS SA	52,234
2,524	Kesko Oyj, Class B	55,845
1,000	Kobe Bussan Co., Ltd.	28,870
7,534	Koninklijke Ahold Delhaize NV	216,450
5,167	Kroger Co. (The)	230,345
1,246	Loblaw Cos., Ltd.	110,187
1,796	Metro, Inc.	99,458
3,324	Ocado Group plc*	25,008
5,400	Seven & I Holdings Co., Ltd.	231,038
3,825	Sysco Corp.	292,421
57,561	Tesco plc	156,030
5,277	Walgreens Boots Alliance, Inc.	197,149
11,142	Walmart, Inc.	1,579,824
500	Welcia Holdings Co., Ltd.	11,649
9,047	Woolworths Group, Ltd.	206,552

		5,760,186

See accompanying notes to the financial statements.

9

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Food Products (1.8%):
3,400	Ajinomoto Co., Inc.	$103,686
4,175	Archer-Daniels-Midland Co.	387,649
3,293	Associated British Foods plc	62,723
33	Barry Callebaut AG, Registered Shares	65,399
1,032	Bunge, Ltd.	102,963
1,351	Campbell Soup Co.	76,669
3,715	Conagra Brands, Inc.	143,771
4,903	Danone SA	258,272
1,198	Darling Ingredients, Inc.*	74,983
4,341	General Mills, Inc.	363,993
1,108	Hershey Co. (The)	256,580
2,218	Hormel Foods Corp.	101,030
476	JDE Peet’s NV	13,756
815	JM Smucker Co. (The)	129,145
1,968	Kellogg Co.	140,200
1,279	Kerry Group plc, Class A	115,397
1,300	Kikkoman Corp.	68,727
5,513	Kraft Heinz Co. (The)	224,434
1,074	Lamb Weston Holdings, Inc.	95,973
7	Lindt & Spruengli AG	71,353
1,974	McCormick & Co.	163,625
800	Meiji Holdings Co., Ltd.	41,087
10,099	Mondelez International, Inc., Class A	673,098
3,271	Mowi ASA	55,917
20,541	Nestle SA	2,372,829
700	Nisshin Seifun Group, Inc.	8,777
300	Nissin Foods Holdings Co., Ltd.	23,756
5,748	Orkla ASA, Class A	41,581
461	Salmar ASA	18,150
2,279	Saputo, Inc.	56,428
2,173	Tyson Foods, Inc., Class A	135,269
68,033	WH Group, Ltd.	39,582
18,000	Wilmar International, Ltd.	56,091
900	Yakult Honsha Co., Ltd.	58,700

		6,601,593

Gas Utilities (0.1%):
1,545	AltaGas, Ltd.	26,682
8,525	APA Group	62,403
960	Atmos Energy Corp.	107,587
595	Enagas SA	9,891
83,117	Hong Kong & China Gas Co., Ltd.	79,027
985	Naturgy Energy Group SA	25,618
3,600	Osaka Gas Co., Ltd.	58,236
14,344	Snam SpA	69,633
3,500	Tokyo Gas Co., Ltd.	68,816
1,451	UGI Corp.	53,789

		561,682

Health Care Equipment & Supplies (2.9%):
12,962	Abbott Laboratories	1,423,098
3,712	Alcon, Inc.	255,026
536	Align Technology, Inc.*	113,042
1,400	Asahi Intecc Co., Ltd.	23,075
3,685	Baxter International, Inc.	187,824
2,120	Becton Dickinson and Co.	539,116
245	BioMerieux	25,761
10,614	Boston Scientific Corp.*	491,110

Shares		Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
372	Carl Zeiss Meditec AG	$46,945
451	Cochlear, Ltd.	62,605
934	Coloplast A/S, Class B	109,454
393	Cooper Cos., Inc. (The)	129,953
5,103	Danaher Corp.	1,354,438
1,001	Demant A/S*	27,840
1,576	DENTSPLY SIRONA, Inc.	50,180
2,837	Dexcom, Inc.*	321,262
233	DiaSorin SpA	32,645
4,717	Edwards Lifesciences Corp.*	351,935
2,119	EssilorLuxottica SA	385,807
4,138	Fisher & Paykel Healthcare Corp., Ltd.	58,881
1,920	Getinge AB, Class B	40,002
1,763	Hologic, Inc.*	131,890
2,600	Hoya Corp.	251,602
612	IDEXX Laboratories, Inc.*	249,672
494	Insulet Corp.*	145,429
2,671	Intuitive Surgical, Inc.*	708,750
7,129	Koninklijke Philips NV	106,986
395	Masimo Corp.*	58,440
9,868	Medtronic plc	766,941
595	Novocure, Ltd.*	43,643
9,700	Olympus Corp.	171,480
1,066	ResMed, Inc.	221,867
198	Sartorius AG	78,289
2,110	Siemens Healthineers AG	105,540
6,641	Smith & Nephew plc	88,703
367	Sonova Holding AG	87,347
703	STERIS plc	129,837
860	Straumann Holding AG, Class R	97,415
2,552	Stryker Corp.	623,938
1,100	Sysmex Corp.	67,012
354	Teleflex, Inc.	88,369
4,800	Terumo Corp.	135,759
551	West Pharmaceutical Services, Inc.	129,678
1,491	Zimmer Biomet Holdings, Inc.	190,103

		10,708,689

Health Care Providers & Services (2.4%):
1,101	AmerisourceBergen Corp.	182,447
845	Amplifon SpA	25,239
1,945	Cardinal Health, Inc.	149,512
4,180	Centene Corp.*	342,802
2,280	Cigna Corp.	755,455
9,681	CVS Health Corp.	902,172
457	DaVita, Inc.*	34,124
1,767	Elevance Health, Inc.	906,418
1,484	Fresenius Medical Care AG & Co., KGaA	48,532
3,378	Fresenius SE & Co. KGaA	95,026
1,683	HCA Healthcare, Inc.	403,853
997	Henry Schein, Inc.*	79,630
943	Humana, Inc.	482,995
647	Laboratory Corp. of America Holdings	152,355
1,060	McKesson Corp.	397,627
453	Molina Healthcare, Inc.*	149,590
904	Quest Diagnostics, Inc.	141,422
1,328	Ramsay Health Care, Ltd.	58,686
3,322	Sonic Healthcare, Ltd.	67,718

See accompanying notes to the financial statements.

10

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Health Care Providers & Services, continued
6,915	UnitedHealth Group, Inc.	$3,666,195
521	Universal Health Services, Inc., Class B	73,404

		9,115,202

Health Care Technology (0.1%):
3,600	M3, Inc.	98,083
1,069	Veeva Systems, Inc., Class A*	172,515

		270,598

Hotels, Restaurants & Leisure (1.8%):
1,592	Accor SA*	39,548
2,885	Airbnb, Inc., Class A*	246,667
1,529	Aramark	63,209
4,751	Aristocrat Leisure, Ltd.	98,092
290	Booking Holdings, Inc.*	584,431
1,690	Caesars Entertainment, Inc.*	70,304
6,658	Carnival Corp., Class A*	53,663
200	Chipotle Mexican Grill, Inc.*	277,498
13,191	Compass Group plc	304,739
888	Darden Restaurants, Inc.	122,837
260	Domino’s Pizza, Inc.	90,064
4,276	Entain plc	68,545
1,406	Evolution AB	137,391
1,136	Expedia Group, Inc.*	99,514
1,257	Flutter Entertainment plc*	172,215
16,000	Galaxy Entertainment Group, Ltd.	105,950
25,500	Genting Singapore, Ltd.	18,202
2,003	Hilton Worldwide Holdings, Inc.	253,099
1,297	InterContinental Hotels Group plc	74,638
883	La Francaise des Jeux SAEM	35,470
2,602	Las Vegas Sands Corp.*	125,078
14,501	Lottery Corp., Ltd. (The)*	44,187
2,035	Marriott International, Inc., Class A	302,991
5,445	McDonald’s Corp.	1,434,921
300	McDonald’s Holdings Co., Ltd.	11,416
2,452	MGM Resorts International	82,216
1,400	Oriental Land Co., Ltd.	203,993
2,135	Restaurant Brands International, Inc.	138,070
1,827	Royal Caribbean Cruises, Ltd.*	90,309
16,000	Sands China, Ltd.*	53,011
597	Sodexo SA	57,103
8,516	Starbucks Corp.	844,787
297	Vail Resorts, Inc.	70,790
1,244	Whitbread plc	38,692
739	Wynn Resorts, Ltd.*	60,945
2,057	Yum! Brands, Inc.	263,461

		6,738,046

Household Durables (0.5%):
6,179	Barratt Developments plc	29,665
618	Berkeley Group Holdings plc	28,132
2,337	DR Horton, Inc.	208,320
2,085	Electrolux AB, Class B	28,235
1,046	Garmin, Ltd.	96,535
600	Iida Group Holdings Co., Ltd.	9,071
1,999	Lennar Corp., Class A	180,909
380	Mohawk Industries, Inc.*	38,844
2,638	Newell Brands, Inc.	34,505
22	NVR, Inc.*	101,477

Shares		Value
Common Stocks, continued
Household Durables, continued
700	Open House Co., Ltd.	$25,394
15,600	Panasonic Holdings Corp.	130,658
2,260	Persimmon plc	33,353
1,687	PulteGroup, Inc.	76,809
256	SEB SA	21,515
3,500	Sekisui Chemical Co., Ltd.	48,710
4,500	Sekisui House, Ltd.	79,599
1,000	Sharp Corp.^	7,199
9,400	Sony Group Corp.	716,915
33,694	Taylor Wimpey plc	41,527
460	Whirlpool Corp.	65,072

		2,002,444

Household Products (1.2%):
1,709	Church & Dwight Co., Inc.	137,763
872	Clorox Co. (The)	122,368
5,768	Colgate-Palmolive Co.	454,461
4,830	Essity AB, Class B	126,847
644	Henkel AG & Co. KGaA	41,529
2,452	Kimberly-Clark Corp.	332,859
17,666	Procter & Gamble Co. (The)	2,677,459
5,357	Reckitt Benckiser Group plc	372,602
3,000	Unicharm Corp.	115,059

		4,380,947

Independent Power and Renewable Electricity Producers (0.1%):
4,828	AES Corp. (The)	138,853
787	Brookfield Renewable Corp., Class A	21,666
2,012	EDP Renovaveis SA	44,471
6,904	Meridian Energy, Ltd.	22,811
2,059	Northland Power, Inc.	56,471
3,098	Vistra Corp.	71,874

		356,146

Industrial Conglomerates (1.1%):
4,064	3M Co.	487,355
21,000	CK Hutchison Holdings, Ltd.	126,077
654	DCC plc	32,279
8,166	General Electric Co.	684,229
7,400	Hitachi, Ltd.	372,461
5,008	Honeywell International, Inc.	1,073,214
1,007	Investment AB Latour, Class B	19,128
1,100	Jardine Matheson Holdings, Ltd.	55,932
7,500	Keppel Corp., Ltd.	40,694
1,957	Lifco AB, Class B	32,593
29,985	Melrose Industries plc	48,737
340	Rheinmetall AG	67,713
5,633	Siemens AG	781,708
2,548	Smiths Group plc	49,113
3,100	Toshiba Corp.	108,680

		3,979,913

Insurance (3.5%):
957	Admiral Group plc	24,729
12,269	Aegon NV	62,230
4,499	Aflac, Inc.	323,658
1,180	Ageas NV	52,493
87,800	AIA Group, Ltd.	967,349

See accompanying notes to the financial statements.

11

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Insurance, continued
3,061	Allianz SE+	$658,102
2,054	Allstate Corp. (The)	278,522
506	American Financial Group, Inc.	69,464
5,619	American International Group, Inc.	355,346
1,535	Aon plc, Class A	460,715
2,711	Arch Capital Group, Ltd.*	170,197
1,535	Arthur J. Gallagher & Co.	289,409
8,867	Assicurazioni Generali SpA	157,450
407	Assurant, Inc.	50,899
20,405	Aviva plc	108,738
13,679	AXA SA	381,189
296	Baloise Holding AG	45,735
1,810	Brown & Brown, Inc.	103,116
3,087	Chubb, Ltd.	680,992
1,198	Cincinnati Financial Corp.	122,663
6,900	Dai-ichi Life Holdings, Inc.	156,713
116	Erie Indemnity Co., Class A	28,851
281	Everest Re Group, Ltd.	93,087
188	Fairfax Financial Holdings, Ltd.	111,382
1,917	Fidelity National Financial, Inc.	72,118
1,848	Gjensidige Forsikring ASA	36,310
676	Globe Life, Inc.	81,492
1,806	Great-West Lifeco, Inc.	41,755
437	Hannover Rueck SE	86,858
2,337	Hartford Financial Services Group, Inc. (The)	177,215
648	IA Financial Corp., Inc.	37,943
16,579	Insurance Australia Group, Ltd.	53,571
1,266	Intact Financial Corp.	182,269
18,100	Japan Post Holdings Co., Ltd.	152,616
1,700	Japan Post Insurance Co., Ltd.	29,923
41,740	Legal & General Group plc	126,034
1,326	Lincoln National Corp.	40,735
1,606	Loews Corp.	93,678
14,122	Manulife Financial Corp.	251,918
106	Markel Corp.*	139,654
3,674	Marsh & McLennan Cos., Inc.	607,973
25,594	Medibank Private, Ltd.	51,021
4,938	MetLife, Inc.	357,363
3,200	MS&AD Insurance Group Holdings, Inc.	102,435
1,058	Muenchener Rueckversicherungs-Gesellschaft AG	343,974
2,086	NN Group NV	85,183
6,201	Phoenix Group Holdings plc	45,657
4,829	Poste Italiane SpA	47,086
4,218	Power Corp. of Canada	99,234
1,871	Principal Financial Group, Inc.	157,014
4,322	Progressive Corp. (The)	560,607
2,777	Prudential Financial, Inc.	276,200
19,927	Prudential PLC	269,607
10,467	QBE Insurance Group, Ltd.	95,592
3,651	Sampo Oyj, Class A	190,877
2,300	Sompo Holdings, Inc.	102,142
4,504	Sun Life Financial, Inc.	209,098
9,098	Suncorp Group, Ltd.	74,588
244	Swiss Life Holding AG	125,990
2,253	Swiss Re AG	211,411
3,300	T&D Holdings, Inc.	47,503
13,500	Tokio Marine Holdings, Inc.	289,033

Shares		Value
Common Stocks, continued
Insurance, continued
1,770	Travelers Cos., Inc. (The)	$331,857
2,488	Tryg A/S	59,022
797	Willis Towers Watson plc	194,930
1,540	WR Berkley Corp.	111,758
1,116	Zurich Insurance Group AG	533,453

		12,937,726

Interactive Media & Services (2.7%):
1,569	Adevinta ASA*	10,376
44,394	Alphabet, Inc., Class A*	3,916,883
41,030	Alphabet, Inc., Class C*	3,640,592
6,294	Auto Trader Group plc	39,268
500	Kakaku.com, Inc.	8,043
2,194	Match Group, Inc.*	91,029
16,947	Meta Platforms, Inc., Class A*	2,039,402
3,939	Pinterest, Inc., Class A*	95,639
488	REA Group, Ltd.	36,740
483	Scout24 AG	24,264
3,100	Seek, Ltd.	44,123
8,297	Snap, Inc., Class A*	74,258
19,800	Z Holdings Corp.	50,064
1,887	ZoomInfo Technologies, Inc.*	56,817

		10,127,498

Internet & Direct Marketing Retail (1.9%):
67,901	Amazon.com, Inc.*	5,703,684
819	Chewy, Inc., Class A*	30,369
933	Delivery Hero SE*	44,691
1,488	DoorDash, Inc., Class A*	72,644
3,877	eBay, Inc.	160,779
883	Etsy, Inc.*	105,766
1,296	Just Eat Takeaway*	27,593
341	MercadoLibre, Inc.*	288,568
6,165	Prosus NV	423,201
8,000	Rakuten, Inc.	36,316
1,812	Zalando SE*	64,228
1,200	ZOZO, Inc.	29,798

		6,987,637

IT Services (3.6%):
4,702	Accenture plc, Class A	1,254,682
160	Adyen NV*	221,379
1,478	Affirm Holdings, Inc.*^	14,292
1,286	Akamai Technologies, Inc.*	108,410
3,441	Amadeus IT Group SA*	177,427
3,109	Automatic Data Processing, Inc.	742,616
589	Bechtle AG	20,839
1,147	Black Knight, Inc.*	70,827
3,943	Block, Inc.*	247,778
921	Broadridge Financial Solutions, Inc.	123,534
1,256	Capgemini SA	210,619
1,553	CGI, Inc.*	133,883
3,973	Cognizant Technology Solutions Corp., Class A	227,216
3,893	Computershare, Ltd.	69,435
1,792	Edenred	97,496
412	EPAM Systems, Inc.*	135,029
4,410	Fidelity National Information Services, Inc.	299,218
4,467	Fiserv, Inc.*	451,480
548	FleetCor Technologies, Inc.*	100,657

See accompanying notes to the financial statements.

12

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
IT Services, continued
1,500	Fujitsu, Ltd.	$198,672
584	Gartner, Inc.*	196,306
1,987	Global Payments, Inc.	197,349
200	GMO Payment Gateway, Inc.	16,632
1,211	GoDaddy, Inc., Class A*	90,607
6,667	International Business Machines Corp.	939,314
800	Itochu Techno-Solutions Corp.	18,740
546	Jack Henry & Associates, Inc.	95,856
6,412	Mastercard, Inc., Class A	2,229,645
523	MongoDB, Inc.*	102,947
4,062	Nexi SpA*	31,925
2,520	Nomura Research Institute, Ltd.	59,916
4,600	NTT Data Corp.	67,697
340	Nuvei Corp.*	8,642
400	Obic Co., Ltd.	59,145
1,193	Okta, Inc.*	81,518
1,100	Otsuka Corp.	34,817
2,420	Paychex, Inc.	279,655
8,255	PayPal Holdings, Inc.*	587,921
900	SCSK Corp.	13,586
8,478	Shopify, Inc., Class A*	294,394
1,688	Snowflake, Inc., Class A*	242,295
1,600	TIS, Inc.	42,417
1,365	Twilio, Inc., Class A*	66,830
709	VeriSign, Inc.*	145,657
12,108	Visa, Inc., Class A	2,515,558
2,632	Western Union Co. (The.)	36,243
514	Wix.com, Ltd.*	39,491
1,612	Worldline SA*	62,892

		13,463,484

Leisure Products (0.1%):
1,400	Bandai Namco Holdings, Inc.	87,809
298	BRP, Inc.	22,723
961	Hasbro, Inc.	58,631
600	Shimano, Inc.	95,611
1,200	Yamaha Corp.	44,279

		309,053

Life Sciences Tools & Services (1.1%):
2,227	Agilent Technologies, Inc.	333,270
4,207	Avantor, Inc.*	88,726
260	Bachem Holding AG, Registered B	22,683
171	Bio-Rad Laboratories, Inc., Class A*	71,904
1,220	Bio-Techne Corp.	101,113
403	Charles River Laboratories International, Inc.*	87,814
1,012	Eurofins Scientific SE	72,866
1,164	Illumina, Inc.*	235,361
1,388	IQVIA Holdings, Inc.*	284,387
567	Lonza Group AG	279,140
170	Mettler-Toledo International, Inc.*	245,726
894	PerkinElmer, Inc.	125,357
1,659	Qiagen NV*	83,483
394	Repligen Corp.*	66,708
206	Sartorius Stedim Biotech	67,104
2,888	Thermo Fisher Scientific, Inc.	1,590,393
450	Waters Corp.*	154,161

		3,910,196

Shares		Value
Common Stocks, continued
Machinery (2.0%):
2,154	Alfa Laval AB	$62,364
2,573	Alstom SA	63,164
19,923	Atlas Copco AB, Class A*	236,006
11,256	Atlas Copco AB, Class B	120,329
3,868	Caterpillar, Inc.	926,618
7,981	CNH Industrial NV	128,158
1,049	Cummins, Inc.	254,162
700	Daifuku Co., Ltd.	32,948
3,580	Daimler Truck Holding AG*	110,904
2,143	Deere & Co.	918,833
1,024	Dover Corp.	138,660
5,056	Epiroc AB, Class A	92,446
2,200	Epiroc AB, Class B	35,481
1,400	FANUC Corp.	208,971
2,617	Fortive Corp.	168,142
952	GEA Group AG	38,882
800	Hitachi Construction Machinery Co., Ltd.	18,031
600	Hoshizaki Corp.	21,129
2,525	Husqvarna AB, Class B	17,801
593	IDEX Corp.	135,400
2,279	Illinois Tool Works, Inc.	502,064
3,004	Ingersoll-Rand, Inc.	156,959
670	Knorr-Bremse AG	36,607
7,100	Komatsu, Ltd.	154,059
2,390	Kone Oyj, Class B	123,776
7,000	Kubota Corp.	96,442
1,000	Kurita Water Industries, Ltd.	41,519
1,500	Makita Corp.	35,126
3,400	MINEBEA MITSUMI, Inc.	51,036
2,600	Misumi Group, Inc.	57,002
2,300	Mitsubishi Heavy Industries, Ltd.	91,032
1,400	NGK Insulators, Ltd.	17,858
411	Nordson Corp.	97,703
3,212	Otis Worldwide Corp.	251,532
2,625	PACCAR, Inc.	259,796
982	Parker-Hannifin Corp.	285,762
1,194	Pentair PLC	53,706
32	Rational AG	18,963
8,277	Sandvik AB	149,526
275	Schindler Holding AG	51,650
187	Schindler Holding AG, Registered Shares	33,597
2,306	SKF AB, Class B	35,309
400	SMC Corp.	169,318
388	Snap-On, Inc.	88,654
556	Spirax-Sarco Engineering plc	71,426
1,129	Stanley Black & Decker, Inc.	84,811
10,500	Techtronic Industries Co., Ltd.	116,924
227	VAT Group AG	62,536
1,851	Volvo AB, Class A	35,256
11,010	Volvo AB, Class B	199,464
4,375	Wartsila Oyj Abp, Class B	36,965
1,189	Westinghouse Air Brake Technologies Corp.	118,674
1,271	Xylem, Inc.	140,534
1,500	Yaskawa Electric Corp.	48,266

		7,502,281

See accompanying notes to the financial statements.

13

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Marine (0.1%):
20	A.P. Moeller — Maersk A/S, Class A	$44,380
39	A.P. Moeller — Maersk A/S, Class B	87,611
408	Kuehne & Nagel International AG	94,838
2,700	Mitsui O.S.K. Lines, Ltd.	67,673
3,600	Nippon Yusen KK	85,298
12,000	SITC International Holdings Co., Ltd.	26,490
656	ZIM Integrated Shipping Services, Ltd.^	11,277

		417,567

Media (0.7%):
840	Charter Communications, Inc., Class A*	284,844
32,350	Comcast Corp., Class A	1,131,279
3,700	Cyberagent, Inc.	32,915
2,000	Dentsu Group, Inc.	63,149
2,260	DISH Network Corp., Class A*	31,730
2,345	Fox Corp., Class A	71,218
968	Fox Corp., Class B	27,540
1,700	Hakuhodo DY Holdings, Inc.	17,221
10,971	Informa plc	82,236
2,935	Interpublic Group of Cos., Inc. (The)	97,765
991	Liberty Broadband Corp., Class C*	75,583
914	Liberty Global plc, Class A*	17,302
1,069	Liberty Media Corp.-Liberty SiriusXM, Class C*	41,830
361	Liberty Media Corp-Liberty SiriusXM, Class A*	14,191
2,449	News Corp., Class A	44,572
1,573	Omnicom Group, Inc.	128,310
4,613	Paramount Global, Class B	77,867
4,820	Pearson plc	54,623
1,673	Publicis Groupe SA	106,222
675	Quebecor, Inc., Class B	15,058
3,346	Shaw Communications, Inc., Class B	96,416
6,283	Sirius XM Holdings, Inc.^	36,693
7,439	WPP plc	73,837

		2,622,401

Metals & Mining (1.7%):
3,422	Agnico Eagle Mines, Ltd.	177,849
1,443	Alcoa Corp.	65,613
9,258	Anglo American plc	362,028
3,645	Antofagasta plc	67,656
3,702	ArcelorMittal SA	96,778
12,771	Barrick Gold Corp.	218,950
37,510	BHP Group, Ltd.	1,161,096
2,969	BlueScope Steel, Ltd.	33,834
2,098	Boliden AB	78,938
4,103	Cleveland-Cliffs, Inc.*	66,099
4,279	First Quantum Minerals, Ltd.	89,417
1,429	Franco-Nevada Corp.	194,822
12,339	Fortescue Metals Group, Ltd.	171,983
10,614	Freeport-McMoRan, Inc.	403,332
71,702	Glencore plc	479,353
5,091	IGO, Ltd.	46,259
4,254	Ivanhoe Mines, Ltd., Class A*	33,622
3,100	JFE Holdings, Inc.	36,000
11,630	Kinross Gold Corp.	47,420
4,089	Lundin Mining Corp.	25,100
1,374	Mineral Resources, Ltd.	72,262
6,151	Newcrest Mining, Ltd.	85,738
5,797	Newmont Corp.	273,619

Shares		Value
Common Stocks, continued
Metals & Mining, continued
6,300	Nippon Steel Corp.	$109,706
10,117	Norsk Hydro ASA	75,866
10,215	Northern Star Resources, Ltd.	74,784
2,004	Nucor Corp.	264,147
1,988	Pan American Silver Corp.	32,453
18,950	Pilbara Minerals, Ltd.*	48,278
8,309	Rio Tinto plc	582,887
2,683	Rio Tinto, Ltd.	211,401
33,569	South32, Ltd.	90,848
1,344	Steel Dynamics, Inc.	131,309
1,800	Sumitomo Metal & Mining Co., Ltd.	64,045
3,432	Teck Cominco, Ltd., Class B	129,720
522	Voestalpine AG	13,777
3,566	Wheaton Precious Metals Corp.	139,342

		6,256,331

Mortgage Real Estate Investment Trusts (REITs) (0.0%†):
3,231	Annaly Capital Management, Inc.	68,109

Multiline Retail (0.5%):
380	Canadian Tire Corp., Class A	39,718
1,656	Dollar General Corp.	407,790
1,621	Dollar Tree, Inc.*	229,274
2,154	Dollarama, Inc.	125,997
1,084	Next plc	76,309
2,700	Pan Pacific International Holdings Corp.	50,129
3,445	Target Corp.	513,443
8,710	Wesfarmers, Ltd.	271,916

		1,714,576

Multi-Utilities (0.9%):
5,519	Algonquin Power & Utilities Corp.	35,956
1,818	Ameren Corp.	161,657
993	Canadian Utilities, Ltd., Class A	26,883
4,513	CenterPoint Energy, Inc.	135,345
2,272	CMS Energy Corp.	143,886
2,627	Consolidated Edison, Inc.	250,379
5,949	Dominion Energy, Inc.	364,793
1,419	DTE Energy Co.	166,775
16,775	E.ON SE	167,398
13,314	Engie Group	190,683
27,699	National Grid plc	332,632
2,801	NiSource, Inc.	76,803
3,719	Public Service Enterprise Group, Inc.	227,863
4,789	RWE AG	212,921
2,386	Sempra Energy	368,733
5,246	Veolia Environnement SA	134,753
2,413	WEC Energy Group, Inc.	226,243

		3,223,703

Oil, Gas & Consumable Fuels (5.4%):
2,453	Aker BP ASA	76,558
2,317	Ampol, Ltd.	44,465
2,300	APA Corp.	107,364
5,374	ARC Resources, Ltd.	72,445
139,588	BP plc	811,564
2,896	Cameco Corp.	65,651
8,377	Canadian Natural Resources, Ltd.	465,258
10,066	Cenovus Energy, Inc.	195,327
1,707	Cheniere Energy, Inc.	255,982

See accompanying notes to the financial statements.

14

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
767	Chesapeake Energy Corp.	$72,382
13,771	Chevron Corp.	2,471,757
9,474	ConocoPhillips	1,117,932
5,813	Coterra Energy, Inc.	142,825
4,680	Devon Energy Corp.	287,867
1,284	Diamondback Energy, Inc.	175,626
14,781	Enbridge, Inc.	577,789
22,150	ENEOS Holdings, Inc.	75,430
18,950	ENI SpA	270,648
4,358	EOG Resources, Inc.	564,448
2,651	EQT Corp.	89,683
7,020	Equinor ASA	252,110
30,766	Exxon Mobil Corp.	3,393,490
2,889	Galp Energia SGPS SA	39,087
2,111	Hess Corp.	299,382
1,215	HF Sinclair Corp.	63,046
1,482	Idemitsu Kosan Co., Ltd.	34,686
1,615	Imperial Oil, Ltd.	78,674
7,500	INPEX Corp.	80,042
2,058	Keyera Corp.	44,982
14,817	Kinder Morgan, Inc.	267,891
5,059	Marathon Oil Corp.	136,947
3,724	Marathon Petroleum Corp.	433,436
2,993	Neste Oyj	138,221
6,920	Occidental Petroleum Corp.	435,891
981	OMV AG	50,648
3,289	ONEOK, Inc.	216,087
1,899	Ovintiv, Inc.	96,298
1,471	Parkland Corp.	32,282
4,263	Pembina Pipeline Corp.	144,724
3,584	Phillips 66	373,023
1,647	Pioneer Natural Resources Co.	376,158
10,226	Repsol SA	162,993
24,668	Santos, Ltd.	120,932
53,587	Shell plc	1,522,496
10,007	Suncor Energy, Inc.	317,477
1,697	Targa Resources Corp.	124,730
7,383	TC Energy Corp.^	294,382
48	Texas Pacific Land Corp.	112,523
18,465	TotalEnergies SE^	1,152,332
2,246	Tourmaline Oil Corp.	113,345
3,011	Valero Energy Corp.	381,975
1,889	Washington H. Soul Pattinson & Co., Ltd.	35,535
8,886	Williams Cos., Inc.	292,349
14,440	Woodside Energy Group, Ltd.	348,410

		19,907,585

Paper & Forest Products (0.1%):
734	Holmen AB, B Shares	29,217
3,443	Mondi plc	58,462
8,500	Oji Holdings Corp.	34,389
4,244	Stora Enso Oyj, Class R	59,949
4,358	Svenska Cellulosa AB SCA, Class B	55,134
3,774	UPM-Kymmene Oyj	141,452
391	West Fraser Timber Co., Ltd.	28,238

		406,841

Shares		Value
Common Stocks, continued
Personal Products (0.7%):
702	Beiersdorf AG	$80,544
1,725	Estee Lauder Cos., Inc. (The), Class A	427,990
39,256	Haleon PLC*	156,986
3,500	Kao Corp.	140,128
200	Kobayashi Pharmaceutical Co., Ltd.	13,760
300	Kose Corp.	32,596
1,774	L’Oreal SA	636,319
3,200	Shiseido Co., Ltd.	157,722
18,810	Unilever plc	948,744

		2,594,789

Pharmaceuticals (6.0%):
14,300	Astellas Pharma, Inc.	216,980
11,474	AstraZeneca plc	1,556,867
7,191	Bayer AG, Registered Shares	371,236
15,874	Bristol-Myers Squibb Co.	1,142,134
1,386	Catalent, Inc.*	62,384
5,400	Chugai Pharmaceutical Co., Ltd.	137,235
12,900	Daiichi Sankyo Co., Ltd.	413,476
1,700	Eisai Co., Ltd.	111,365
3,147	Elanco Animal Health, Inc.*	38,456
5,963	Eli Lilly & Co.	2,181,504
30,172	GSK PLC	524,574
1,106	Hikma Pharmaceuticals plc	20,764
1,722	Horizon Therapeutics plc*	195,964
283	Ipsen SA	30,494
423	Jazz Pharmaceuticals plc*	67,388
19,439	Johnson & Johnson	3,433,899
2,500	Kyowa Kirin Co., Ltd.	57,519
18,777	Merck & Co., Inc.	2,083,308
999	Merck KGaA	193,439
200	Nippon Shinyaku Co., Ltd.	11,397
16,021	Novartis AG, Registered Shares	1,451,596
12,225	Novo Nordisk A/S, Class B	1,655,550
2,500	Ono Pharmaceutical Co., Ltd.	58,491
612	Orion Oyj, Class B	33,541
2,900	Otsuka Holdings Co., Ltd.	94,427
41,563	Pfizer, Inc.	2,129,688
990	Recordati SpA	41,146
5,247	Roche Holding AG	1,649,378
187	Roche Holding AG	72,495
2,394	Royalty Pharma plc, Class A	94,611
8,423	Sanofi	814,899
2,000	Shionogi & Co., Ltd.	99,512
11,050	Takeda Pharmacuetical Co., Ltd.	345,189
5,622	Teva Pharmaceutical Industries, Ltd., ADR*	51,273
950	UCB SA	74,816
9,546	Viatris, Inc.	106,247
3,531	Zoetis, Inc.	517,468

		22,140,710

Professional Services (0.8%):
1,432	Adecco Group AG	47,103
973	Booz Allen Hamilton Holding Corp.	101,698
1,956	Bureau Veritas SA	51,471
3,091	Clarivate plc*	25,779
2,990	CoStar Group, Inc.*	231,067
922	Equifax, Inc.	179,200

See accompanying notes to the financial statements.

15

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Professional Services, continued
6,700	Experian plc	$228,043
1,287	Intertek Group plc	62,802
867	Jacobs Solutions, Inc.	104,101
995	Leidos Holdings, Inc.	104,664
2,800	Nihon M&A Center, Inc.	34,736
1,300	Persol Holdings Co., Ltd.	27,612
710	Randstad NV	43,351
10,600	Recruit Holdings Co., Ltd.	337,172
14,545	RELX plc	402,895
825	Robert Half International, Inc.	60,910
47	SGS SA, Registered Shares	108,850
412	Teleperformance	98,300
1,201	Thomson Reuters Corp.	137,027
1,541	TransUnion	87,452
1,122	Verisk Analytics, Inc.	197,943
2,011	Wolters Kluwer NV	210,037

		2,882,213

Real Estate Management & Development (0.5%):
9,234	Aroundtown SA	21,553
116	Azrieli Group	7,718
24,400	Capitaland Investment, Ltd.	67,493
2,310	CBRE Group, Inc., Class A*	177,778
3,700	City Developments, Ltd.	22,662
14,000	CK Asset Holdings, Ltd.	86,200
200	Daito Trust Construction Co., Ltd.	20,558
4,200	Daiwa House Industry Co., Ltd.	96,387
18,800	ESR Cayman, Ltd.	39,463
3,858	Fastighets AB Balder, B Shares*	18,064
257	FirstService Corp.	31,477
11,000	Hang Lung Properties, Ltd.	21,358
13,324	Henderson Land Development Co., Ltd.	46,525
6,600	Hongkong Land Holdings, Ltd.	30,268
2,400	Hulic Co., Ltd.	18,891
666	LEG Immobilien SE	43,395
4,109	Lend Lease Group	21,900
9,300	Mitsubishi Estate Co., Ltd.	120,367
7,400	Mitsui Fudosan Co., Ltd.	135,211
8,827	New World Development Co., Ltd.	24,886
1,000	Nomura Real Estate Holdings, Inc.	21,382
1,352	Sagax AB, Class B	30,810
24,117	Sino Land Co., Ltd.	30,039
2,100	Sumitomo Realty & Development Co., Ltd.	49,454
10,000	Sun Hung Kai Properties, Ltd.	136,854
5,000	Swire Pacific, Ltd., Class A	43,855
9,200	Swire Properties, Ltd.	23,276
702	Swiss Prime Site AG	60,972
1,769	UOL Group, Ltd.	8,886
5,641	Vonovia SE	132,925
15,000	Wharf Real Estate Investment Co., Ltd.	87,457
1,442	Zillow Group, Inc., Class C*	46,447

		1,724,511

Road & Rail (1.2%):
11,052	Aurizon Holdings, Ltd.	27,870
4,338	Canadian National Railway Co.	515,382
6,840	Canadian Pacific Railway, Ltd.	510,196
1,100	Central Japan Railway Co.	135,345

Shares		Value
Common Stocks, continued
Road & Rail, continued
15,840	CSX Corp.	$490,723
1,371	DSV A/S	217,487
2,300	East Japan Railway Co.	131,251
8,772	Grab Holdings, Ltd.*	28,246
2,100	Hankyu Hanshin Holdings, Inc.	62,442
653	JB Hunt Transport Services, Inc.	113,857
1,000	Keio Corp.	36,773
900	Keisei Electric Railway Co., Ltd.	25,748
1,000	Kintetsu Group Holdings Co., Ltd.	33,151
1,035	Knight-Swift Transportation Holdings, Inc.	54,244
10,500	MTR Corp., Ltd.	55,635
700	Nippon Express Holdings Co., Ltd.	39,925
1,774	Norfolk Southern Corp.	437,149
2,700	Odakyu Electric Railway Co., Ltd.	35,197
673	Old Dominion Freight Line, Inc.	190,984
703	TFI International, Inc.	70,419
900	Tobu Railway Co., Ltd.	21,076
4,600	Tokyu Corp.	57,945
11,124	Uber Technologies, Inc.*	275,097
612	U-Haul Holding Co.	33,648
4,628	Union Pacific Corp.	958,320
1,500	West Japan Railway Co.	65,480

		4,623,590

Semiconductors & Semiconductor Equipment (4.2%):
12,078	Advanced Micro Devices, Inc.*	782,292
1,400	Advantest Corp.	90,398
3,849	Analog Devices, Inc.	631,352
6,450	Applied Materials, Inc.	628,101
312	ASM International NV	78,975
3,024	ASML Holding NV	1,636,667
2,977	Broadcom, Inc.	1,664,530
200	Disco Corp.	57,502
975	Enphase Energy, Inc.*	258,336
1,138	Entegris, Inc.	74,641
717	First Solar, Inc.*	107,399
9,771	Infineon Technologies AG	297,560
30,676	Intel Corp.	810,767
1,049	KLA Corp.	395,505
1,030	Lam Research Corp.	432,909
500	Lasertec Corp.	83,064
6,392	Marvell Technology, Inc.	236,760
4,040	Microchip Technology, Inc.	283,810
8,041	Micron Technology, Inc.	401,889
349	Monolithic Power Systems, Inc.	123,410
18,481	NVIDIA Corp.	2,700,813
1,996	NXP Semiconductors NV	315,428
3,139	ON Semiconductor Corp.*	195,779
710	Qorvo, Inc.*	64,354
8,315	Qualcomm, Inc.	914,151
8,700	Renesas Electronics Corp.*	78,638
800	ROHM Co., Ltd.	57,098
1,188	Skyworks Solutions, Inc.	108,262
385	SolarEdge Technologies, Inc.*	109,059
5,179	STMicroelectronics NV	184,087
2,600	SUMCO Corp.	34,795
1,093	Teradyne, Inc.	95,474
6,748	Texas Instruments, Inc.	1,114,905

See accompanying notes to the financial statements.

16

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
1,100	Tokyo Electron, Ltd.	$326,820
853	Tower Semiconductor, Ltd.*	37,275
928	Wolfspeed, Inc.*	64,069

		15,476,874

Software (6.3%):
3,491	Adobe, Inc.*	1,174,826
650	ANSYS, Inc.*	157,033
217	Aspen Technology, Inc.*	44,572
1,651	Autodesk, Inc.*	308,522
1,063	AVEVA Group plc	41,279
1,586	Bentley Systems, Inc., Class B	58,619
627	Bill.com Holdings, Inc.*	68,318
2,006	Cadence Design Systems, Inc.*	322,244
1,003	Ceridian HCM Holding, Inc.*	64,342
748	Check Point Software Technologies, Ltd.*	94,368
1,927	Cloudflare, Inc., Class A*	87,120
146	Constellation Software, Inc.	227,979
1,478	Crowdstrike Holdings, Inc., Class A*	155,619
382	CyberArk Software, Ltd.*	49,526
5,166	Dassault Systemes SE	186,296
1,767	Datadog, Inc., Class A*	129,874
633	Descartes Systems GRP The*	44,134
1,635	DocuSign, Inc.*	90,612
1,999	Dropbox, Inc., Class A*	44,738
1,323	Dynatrace, Inc.*	50,671
188	Fair Isaac Corp.*	112,533
4,868	Fortinet, Inc.*	237,996
4,346	Gen Digital, Inc.	93,135
370	HubSpot, Inc.*	106,978
1,968	Intuit, Inc.	765,985
52,469	Microsoft Corp.	12,583,116
423	Nemetschek SE	21,602
487	Nice, Ltd.*	94,541
2,016	Open Text Corp.	59,744
11,751	Oracle Corp.	960,527
300	Oracle Corp.	19,522
12,569	Palantir Technologies, Inc., Class A*	80,693
2,229	Palo Alto Networks, Inc.*	311,035
355	Paycom Software, Inc.*	110,160
310	Paylocity Holding Corp.*	60,221
818	PTC, Inc.*	98,193
767	Roper Technologies, Inc.	331,413
7,580	Sage Group plc (The)	68,060
7,465	Salesforce, Inc.*	989,784
7,757	SAP SE	800,404
1,476	ServiceNow, Inc.*	573,086
1,311	Splunk, Inc.*	112,864
1,810	SS&C Technologies Holdings, Inc.	94,229
1,109	Synopsys, Inc.*	354,093
617	Temenos AG	34,092
3,431	The Trade Desk, Inc., Class A*	153,812
800	Trend Micro, Inc.	37,415
326	Tyler Technologies, Inc.*	105,106
1,496	Unity Software, Inc.*^	42,771
1,648	VMware, Inc., Class A*	202,308
656	WiseTech Global, Ltd.	22,616
1,476	Workday, Inc., Class A*	246,979

Shares		Value
Common Stocks, continued
Software, continued
951	Xero, Ltd.*	$45,386
1,593	Zoom Video Communications, Inc., Class A*	107,910
663	Zscaler, Inc.*	74,190

		23,513,191

Specialty Retail (1.8%):
492	Advance Auto Parts, Inc.	72,339
145	AutoZone, Inc.*	357,596
1,673	Bath & Body Works, Inc.	70,500
1,401	Best Buy Co., Inc.	112,374
521	Burlington Stores, Inc.*	105,638
1,320	CarMax, Inc.*	80,375
400	Fast Retailing Co., Ltd.	242,439
5,397	Hennes & Mauritz AB, Class B	58,291
100	Hikari Tsushin, Inc.	14,070
7,577	Home Depot, Inc. (The)	2,393,271
8,388	Industria de Diseno Textil SA	223,325
17,355	JD Sports Fashion plc	26,486
12,728	Kingfisher plc	36,419
4,636	Lowe’s Cos., Inc.	923,677
700	Nitori Co., Ltd.	90,798
466	O’Reilly Automotive, Inc.*	393,318
2,619	Ross Stores, Inc.	303,987
8,557	TJX Cos., Inc. (The)	681,137
839	Tractor Supply Co.	188,750
379	Ulta Beauty, Inc.*	177,777
1,700	USS Co., Ltd.	26,945

		6,579,512

Technology Hardware, Storage & Peripherals (4.5%):
119,014	Apple, Inc.	15,463,489
2,300	Brother Industries, Ltd.	34,809
7,200	Canon, Inc.	155,709
2,057	Dell Technologies, Inc., Class C	82,732
2,500	FUJIFILM Holdings Corp.	126,152
9,133	Hewlett Packard Enterprise Co.	145,763
7,570	HP, Inc.	203,406
1,306	Logitech International SA, Class R	81,082
1,800	NEC Corp.	62,987
1,731	NetApp, Inc.	103,964
3,600	Ricoh Co., Ltd.	27,617
1,662	Seagate Technology Holdings plc	87,438
2,200	Seiko Epson Corp.	31,938
2,418	Western Digital Corp.*	76,288

		16,683,374

Textiles, Apparel & Luxury Goods (1.2%):
1,353	Adidas AG	184,672
2,664	Burberry Group plc	65,081
3,851	Cie Financiere Richemont SA	498,476
1,244	Gildan Activewear, Inc.	34,073
229	Hermes International SA	353,329
558	Kering	285,534
888	Lululemon Athletica, Inc.*	284,497
2,053	LVMH Moet Hennessy Louis Vuitton SA	1,491,179
1,545	Moncler SpA	82,230
9,301	NIKE, Inc., Class B	1,088,310
733	Pandora A/S	51,724
767	Puma SE	46,536

See accompanying notes to the financial statements.

17

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Textiles, Apparel & Luxury Goods, continued
116	Swatch Group AG (The)	$6,052
267	Swatch Group AG (The), Class B	75,821
2,243	VF Corp.	61,929

		4,609,443

Tobacco (0.7%):
13,296	Altria Group, Inc.	607,760
15,951	British American Tobacco plc	632,717
6,629	Imperial Brands plc, Class A	165,588
8,600	Japan Tobacco, Inc.	173,919
11,583	Philip Morris International, Inc.	1,172,315

		2,752,299

Trading Companies & Distributors (0.7%):
1,088	AerCap Holdings NV*	63,452
3,135	Ashtead Group plc	179,054
1,133	Brenntag AG	72,429
2,452	Bunzl plc	81,824
4,413	Fastenal Co.	208,823
1,574	Ferguson plc	198,822
478	IMCD NV	68,266
2,137	Indutrade AB	43,450
8,600	Itochu Corp.	268,936
11,600	Marubeni Corp.	132,582
9,600	Mitsubishi Corp.	310,624
10,200	Mitsui & Co., Ltd.	296,633
1,400	MonotaRo Co., Ltd.	19,800
1,239	Reece, Ltd.	11,913
9,000	Sumitomo Corp.	149,262
731	Toromont Industries, Ltd.	52,760
1,400	Toyota Tsushu Corp.	51,328
526	United Rentals, Inc.*	186,951
355	W.W. Grainger, Inc.	197,469

		2,594,378

Transportation Infrastructure (0.1%):
546	Aena SME SA*	68,754
215	Aeroports de Paris*	28,910
8,354	Auckland International Airport, Ltd.*	41,490
2,993	Getlink SE	47,955
23,513	Transurban Group	207,578

		394,687

Water Utilities (0.1%):
1,396	American Water Works Co., Inc.	212,778
1,666	Essential Utilities, Inc.	79,518

Shares		Value
Common Stocks, continued
Water Utilities, continued
2,208	Severn Trent plc	$70,795
4,770	United Utilities Group plc	57,187

		420,278

Wireless Telecommunication Services (0.5%):
11,800	KDDI Corp.	356,699
2,761	Rogers Communications, Inc., Class B	129,240
21,500	Softbank Corp.	243,132
9,000	SoftBank Group Corp.	381,191
4,629	Tele2 AB	37,738
4,667	T-Mobile US, Inc.*	653,380
187,324	Vodafone Group plc	189,844

		1,991,224

Total Common Stocks (Cost $351,911,058)		369,441,405

Preferred Stocks (0.1%):
Automobiles (0.1%):
526	Bayerische Motoren Werke AG (BMW), 7.32%, 5/15/20	44,791
1,151	Porsche Automobil Holding SE, 5.00%, 5/20/20	63,137
1,330	Volkswagen AG, 6.49%, 5/8/20	165,746

		273,674

Household Products (0.0%†):
1,314	Henkel AG & Co. KGaA, 2.84%, 4/21/20	91,460

Total Preferred Stocks (Cost $551,377)		365,134

Short-Term Security Held as Collateral for Securities on Loan (0.6%):
2,246,682	BlackRock Liquidity FedFund, Institutional Class, 1.49%(a)(b)	2,246,682

Total Short-Term Security Held as Collateral for Securities on Loan (Cost $2,246,682)		2,246,682

Unaffiliated Investment Company (0.3%):
Money Markets (0.3%):
1,059,186	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 3.90%(b)	1,059,186

Total Unaffiliated Investment Company (Cost $1,059,186)		1,059,186

Total Investment Securities (Cost $355,768,303) — 100.3%(c)		373,112,407
Net other assets (liabilities) — (0.3)%		(1,078,286)

Net Assets — 100.0%		$372,034,121

Percentages indicated are based on net assets as of December 31, 2022.

ADR—American Depository Receipt

REIT—Real Estate Investment Trust

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2022. The total value of securities on loan as of December 31, 2022 was $2,128,028.

+	Affiliated Securities

†	Represents less than 0.05%.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2022.

(b)	The rate represents the effective yield at December 31, 2022.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

18

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2022

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total value of investments as of December 31, 2022:

Country	Percentage

Argentina	0.1%

Australia	2.2%

Austria	— %†

Belgium	0.3%

Bermuda	0.1%

Canada	3.6%

China	— %†

Denmark	0.8%

Finland	0.4%

France	3.1%

Germany	2.3%

Hong Kong	0.8%

Ireland	0.9%

Isle of Man	— %†

Israel	0.2%

Italy	0.6%

Country	Percentage

Japan	6.2%

Jersey	— %†

Liberia	— %†

Luxembourg	0.1%

Netherlands	2.2%

New Zealand	0.1%

Norway	0.2%

Panama	— %†

Portugal	0.1%

Singapore	0.4%

Spain	0.7%

Sweden	0.9%

Switzerland	3.3%

United Kingdom	4.4%

United States	66.0%

100.0%

†	Represents less than 0.05%.

Futures Contracts

At December 31, 2022, the Fund’s open futures contracts were as follows:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

DJ EURO STOXX 50 March Futures (Euro)	3/17/23	6	$243,064	$(2,505)
FTSE 100 Index March Futures (British Pounds)	3/17/23	3	270,723	2,771
S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/17/23	9	1,737,450	(22,054)
SGX NIKKEI 225 Index March Futures (Japanese Yen)	3/9/23	2	198,102	(11,904)

				$(33,692)

See accompanying notes to the financial statements.

19

AZL MSCI Global Equity Index Fund

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investments in non-affiliates, at cost	$354,376,395
Investments in affiliates, at cost	1,391,908

Investments in non-affiliates, at value(a)	$371,672,687
Investments in affiliates, at value	1,439,720
Cash	17,385
Deposit at broker for futures contracts collateral	152,027
Interest and dividends receivable	351,616
Foreign currency, at value (cost $877,736)	902,781
Receivable for investments sold	12,844
Reclaims receivable	259,054
Prepaid expenses	1,240

Total Assets	374,809,354

Liabilities:
Payable for capital shares redeemed	292,187
Payable for collateral received on loaned securities	2,246,682
Payable for variation margin on futures contracts	15,262
Management fees payable	100,083
Administration fees payable	32,263
Distribution fees payable	72,075
Custodian fees payable	3,291
Administrative and compliance services fees payable	448
Transfer agent fees payable	806
Trustee fees payable	1,120
Other accrued liabilities	11,016

Total Liabilities	2,775,233

Net Assets	$372,034,121

Net Assets Consist of:
Paid in capital	$351,271,568
Total distributable earnings	20,762,553

Net Assets	$372,034,121

Class 1
Net Assets	$39,839,288
Shares of beneficial interest (unlimited number of shares authorized, no par value)	5,456,339
Net Asset Value (offering and redemption price per share)	$7.30

Class 2
Net Assets	$332,194,833
Shares of beneficial interest (unlimited number of shares authorized, no par value)	26,553,386
Net Asset Value (offering and redemption price per share)	$12.51

(a)	Includes securities on loan of $2,128,028.

Statement of Operations

For the Year Ended December 31, 2022

Investment Income:
Dividends from non-affiliates	$8,929,477
Dividends from affiliates	60,275
Income from securities lending	33,158
Foreign withholding tax	(508,960)

Total Investment Income	8,513,950

Expenses:
Management fees	2,922,910
Administration fees	93,769
Distribution fees — Class 2	933,419
Custodian fees	49,723
Administrative and compliance services fees	6,264
Transfer agent fees	13,620
Trustee fees	25,441
Professional fees	18,744
Licensing fees	127,049
Shareholder reports	6,158
Other expenses	12,133

Total expenses before reductions	4,209,230
Less Management fees contractually waived	(1,628,472)

Net expenses	2,580,758

Net Investment Income/(Loss)	5,933,192

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	703,914
Net realized gains/(losses) on affiliated transactions	(14,690)
Net realized gains/(losses) on futures contracts	(153,739)
Change in net unrealized appreciation/depreciation on securities and foreign currencies	(97,479,260)
Change in net unrealized appreciation/depreciation on affiliated transactions	(325,705)
Change in net unrealized appreciation/depreciation on futures contracts	(72,467)

Net realized and Change in net unrealized gains/losses on investments	(97,341,947)

Change in Net Assets Resulting From Operations	$(91,408,755)

See accompanying notes to the financial statements.

20

AZL MSCI Global Equity Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021

Change In Net Assets:
Operations:
Net investment income/(loss)	$5,933,192	$4,432,074
Net realized gains/(losses) on investments	535,485	30,434,123
Change in unrealized appreciation/depreciation on investments	(97,877,432)	46,241,084

Change in net assets resulting from operations	(91,408,755)	81,107,281

Distributions to Shareholders:
Class 1	(5,669,928)	(2,699,791)
Class 2	(29,626,829)	(14,913,892)

Change in net assets resulting from distributions to shareholders	(35,296,757)	(17,613,683)

Capital Transactions:
Class 1
Proceeds from shares issued	71,634	292,588
Proceeds from in-kind shares issued(a)	—	53,013,674
Proceeds from dividends reinvested	5,669,928	2,699,791
Value of shares redeemed	(5,131,647)	(3,968,036)

Total Class 1 Shares	609,915	52,038,017

Class 2
Proceeds from shares issued	5,426,058	1,424,827
Proceeds from in-kind shares issued(a)	—	162,355,745
Proceeds from dividends reinvested	29,626,829	14, 913,892
Value of shares redeemed	(54,949,045)	(97,837,065)

Total Class 2 Shares	(19,896,158)	80,857,399

Change in net assets resulting from capital transactions	(19,286,243)	132,895,416

Change in net assets	(145,991,755)	196,389,014
Net Assets:
Beginning of period	518,025,876	321,636,862

End of period	$372,034,121	$518,025,876

Share Transactions:
Class 1
Shares issued	7,887	28,178
Shares from in-kind transactions(a)	—	5,301,367
Dividends reinvested	809,990	277,471
Shares redeemed	(585,641)	(382,913)

Total Class 1 Shares	232,236	5,224,103

Class 2
Shares issued	398,125	80,110
Shares from in-kind transactions(a)	—	10,251,349
Dividends reinvested	2,468,902	949,325
Shares redeemed	(3,868,175)	(6,140,552)

Total Class 2 Shares	(1,001,148)	5,140,232

Change in shares	(768,912)	10,364,335

Amounts shown as “—” are either $0 or rounds to less than $1.

(a)	See Note 2 in Notes to the Financial Statements.

See accompanying notes to the financial statements.

21

AZL MSCI Global Equity Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated. Does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.)

	Year Ended December 31,
	2022	2021^		2020	2019	2018

Class 1

Net Asset Value, Beginning of Period	$10.43	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.14 (a)	0.06	(a)
Net Realized and Unrealized Gains/(Losses) on Investments	(2.07)	0.91

Total from Investment Activities	(1.93)	0.97

Distributions to Shareholders From:
Net Investment Income	(0.17)	(0.13)
Net Realized Gains	(1.03)	(0.41)

Total Dividends	(1.20)	(0.54)

Net Asset Value, End of Period	$7.30	$10.43

Total Return(b)	(18.08)%	10.00	%(c)

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$39,839	$54,468
Net Investment Income/(Loss)(d)	1.65%	1.06%
Expenses Before Reductions(d)(e)	0.79%	0.83%
Expenses Net of Reductions(d)	0.39%	0.44%
Portfolio Turnover Rate(f)	2%	49	%(g)

Class 2

Net Asset Value, Beginning of Period	$16.82	$14.35		$12.55	$10.03	$11.22

Investment Activities:
Net Investment Income/(Loss)	0.20 (a)	0.16	(a)	0.16 (a)	0.19 (a)	0.21
Net Realized and Unrealized Gains/(Losses) on Investments	(3.31)	2.85		1.75	2.52	(1.19)

Total from Investment Activities	(3.11)	3.01		1.91	2.71	(0.98)

Distributions to Shareholders From:
Net Investment Income	(0.17)	(0.13)		(0.11)	(0.19)	(0.21)
Net Realized Gains	(1.03)	(0.41)		—	—	—

Total Dividends	(1.20)	(0.54)		(0.11)	(0.19)	(0.21)

Net Asset Value, End of Period	$12.51	$16.82		$14.35	$12.55	$10.03

Total Return(b)	(18.23)%	21.18%		15.36%	27.25%	(8.94)%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$332,195	$463,557		$321,637	$331,138	$127,860
Net Investment Income/(Loss)	1.40%	1.03%		1.32%	1.68%	1.67%
Expenses Before Reductions(e)	1.04%	1.09%		1.08%	1.12%	1.14%
Expenses Net of Reductions	0.65%	0.70%		0.07%	0.73%	0.75%
Portfolio Turnover Rate(f)	2%	49	%(g)	13%	9%	4%

^	Class 1 activity is for the period June 21, 2021 (commencement of operations) to December 31, 2021.

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(g)	Excludes impact of in-kind transactions.

See accompanying notes to the financial statements.

22

AZL MSCI Global Equity Index Fund

Notes to the Financial Statements

December 31, 2022

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL MSCI Global Equity Index Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the period, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust.

This report does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.

23

AZL MSCI Global Equity Index Fund

Notes to the Financial Statements

December 31, 2022

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred. All share classes have equal voting rights, except that voting with respect to matters that affect a single class is limited to shares of that class.

Securities Lending

To generate additional income, the Fund may lend up to 33 1⁄3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned on the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2022 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $2,844 during the year ended December 31, 2022. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $2,246,682 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2022. At December 31, 2022, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2022, the Fund did not engage in any Rule 17a-7 transactions.

In-kind Subscriptions

During the period ended December 31, 2021, the Fund issued 5,301,367 shares valued at $53,013,674, and 10,251,349 shares valued at $162,355,745, of Class 1 and Class 2, respectively, in exchange for $22,088,755 in cash, and securities with a fair market value of $193,280,664, received from shareholders of the Templeton Growth VIP Fund. The Fund did not issue subscriptions in-kind for the year ended December 31, 2022.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2022, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”), if any, is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2022, the monthly average notional amount for long contracts was $2.9 million. There was no short contract activity during the period. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2022:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Value	Statement of Assets and Liabilities Location	Total Value
Equity Risk

Futures Contracts	Receivable for variation margin on futures contracts*	$2,771	Payable for variation margin on futures contracts*	$36,463

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as variation margin on futures contracts.

24

AZL MSCI Global Equity Index Fund

Notes to the Financial Statements

December 31, 2022

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2022:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized
Equity Risk

Futures Contracts	Net realized gains/(losses) on futures contracts/Change in net unrealized appreciation/depreciation on futures contracts	$(153,739)	$(72,467)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Management fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2024.

For the year ended December 31, 2022, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL MSCI Global Equity Index Fund, Class 1	0.70%	0.55%

AZL MSCI Global Equity Index Fund, Class 2	0.70%	0.80%

*

The annual rate due to the Manager is 0.70% of the first $5 billion of the Fund’s net assets, 0.65% of the next $5 billion of the Fund’s net assets, and 0.61% of the Fund’s assets over $10 billion. For the year ended December 31, 2022, the Manager waived, prior to any application of expense limit, the management fee to 0.31% on all assets in order to maintain more competitive expense ratios. The Manager reserves the right to increase the management fee to the amount shown in the table above (i.e., discontinue the waiver) at any time after April 30, 2024.

Any amounts waived or reimbursed by the Manager with respect to the annual expense limits in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2022, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

Management fees, which the Manager may waive in order to maintain more competitive expense ratios, are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations, as applicable.

At December 31, 2022, the following investments are noted as Affiliated Securities in the Fund’s Schedule of Portfolio Investments.

	Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gains(Losses)	Change in Net Unrealized Appreciation/ Depreciation	Value 12/31/2022	Shares as of 12/31/2022	Dividend Income	Capital Gains Distributions

Allianz SE, Registered Shares	$795,478	$—	$(61,825)	$(11,182)	$(64,369)	$658,102	3,061	$37,276	$—
BlackRock Inc., Class A	1,158,183	—	(111,721)	(3,508)	(261,336)	781,618	1,103	22,999	—

	$1,953,661	$—	$(173,546)	$(14,690)	$(325,705)	$1,439,720	4,164	$60,275	$—

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of combined average daily net assets of the Funds on the first $4 billion, 0.04% of combined average daily net assets of the Funds on the next $2 billion, 0.02% of combined average daily net assets of the Funds on the next $2 billion and 0.01% of combined average daily net assets of the Funds over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

25

AZL MSCI Global Equity Index Fund

Notes to the Financial Statements

December 31, 2022

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable to Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are determined pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations have become unreliable or are not readily available as defined in Rule 2a-5 under the 1940 Act are valued in accordance with valuation procedures approved by the Board. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with valuation procedures approved by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. These procedures include the Fund’s use of a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The Board has designated the Manager to perform the Fund’s fair value determinations in accordance with valuation procedures approved by the Board. The effect of using fair value pricing is that the Fund’s NAV will be subject to the judgment of the Manager. The Manager’s fair valuation process is subject to the oversight of the Board.

The following is a summary of the valuation inputs used as of December 31, 2022 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks+	$264,752,210	$104,689,195	$—	$369,441,405
Preferred Stocks+	—	365,134	—	365,134
Short-Term Security Held as Collateral for Securities on Loan	2,246,682	—	—	2,246,682
Unaffiliated Investment Company	1,059,186	—	—	1,059,186

Total Investment Securities	268,058,078	105,054,329	—	373,112,407

Other Financial Instruments:*
Futures Contracts	(33,692)	—	—	(33,692)

Total Investments	$268,024,386	$105,054,329	$—	$373,078,715

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2022, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL MSCI Global Equity Index Fund	$6,929,499	$55,140,252

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk. The Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Fund.

26

AZL MSCI Global Equity Index Fund

Notes to the Financial Statements

December 31, 2022

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may impair or otherwise limit the ability to invest in, receive, hold or sell the securities of such companies.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

7. Coronavirus (COVID-19) Pandemic

The global outbreak of the COVID-19 strain of the coronavirus has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may adversely impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objective(s).

8. Recent Regulatory Pronouncements

In December 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-06 “Reference Rate Reform (Topic 848)”. ASU No. 2022-06 updates and clarifies ASU No. 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of LIBOR and other interbank-offered reference rates. The temporary relief provided by ASU No. 2022-06 is effective immediately for certain reference rate-related contract modifications that occur through December 31, 2024. Management does not expect ASU No. 2022-06 to have a material impact on the financial statements.

9. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2022 is $358,602,087. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$53,152,897
Unrealized (depreciation)	(38,642,577)

Net unrealized appreciation/(depreciation)	$14,510,320

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MSCI Global Equity Index Fund	$29,139,384	$6,157,373	$35,296,757

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2021, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MSCI Global Equity Index Fund	$14,428,841	$3,184,842	$17,613,683

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

27

AZL MSCI Global Equity Index Fund

Notes to the Financial Statements

December 31, 2022

At December 31, 2022, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL MSCI Global Equity Index Fund	$6,245,628	$—	$—	$14,517,547	$20,763,175

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, foreign currency gains or losses, mark-to-market of passive foreign investment companies, straddles and other miscellaneous differences.

10. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2022, the Fund had multiple shareholder accounts which are affiliated with the Manager representing ownership in excess of 95% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL MSCI Global Equity Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL MSCI Global Equity Index Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 23, 2023

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

29

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2022, 12.03% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2022, the Fund declared net short-term capital gain distributions of $24,214,802.

During the year ended December 31, 2022, the Fund declared net long-term capital gain distributions of $6,157,373.

30

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

31

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2024 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s) and certain competitor or “peer group” funds), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall-out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2022. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 14 and 21, 2022, and September 13, 2022, as well as in various other meetings preceding those meetings. Accordingly, the Advisory Contracts were approved by the Board at an in-person meeting on September 13, 2022. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2024. Additionally, at a subsequent meeting held December 13, 2022, the Board considered and approved a recommendation to reduce, through at least April 30, 2024, the management fee of the AZL FIAM Total Bond Fund.

32

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for others to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2022 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 14 and 21, 2022, and September 13, 2022, the Manager reported that for the one-year period ended December 31, 2021, nine Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40% of their respective Lipper peer groups. For the three-year period ended December 31, 2021, six Funds were in the top 40%, six were in the middle 20% and seven were in the bottom 40% of their respective Lipper peer groups. For the five-year period ended December 31, 2021, seven Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40% of their respective Lipper peer groups. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Five Funds, the AZL Russell 1000 Value Index Fund, AZL MSCI Emerging Markets Equity Index Fund, AZL Enhanced Bond Index Fund, AZL MetWest Total Return Bond Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Russell 1000 Value Index Fund and the AZL MSCI Emerging Markets Equity Index Fund in December 2021, of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund in February 2022, and of the AZL MetWest Total Return Fund in September 2021, to receive and review enhanced reporting on each Fund’s current investment strategy, process and outlook. As a result of these discussions, the Board understood that the underperformance of these Funds was primarily a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board considered that the Funds that are index funds seek to track their respective indices and do not take defensive positions under any market conditions, including in periods of market decline. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by low short-term interest rates during the periods measured.

The Board considered that the AZL DFA Five-Year Global Fixed Income Fund, which was in the bottom 40% for the three- and five-year periods, had shown improved relative performance in more recent periods.

At the Board meeting held September 13, 2022, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2022.

Thus, at the Board meeting held September 13, 2022, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2022, 18 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2021 for the 19 Funds was as follows: (1) 18 of the Funds had management fee rankings at or below the 65th percentile (with 14 Funds at or below the 50th percentile); and (2) for the AZL MSCI Global Equity Index Fund, it was determined that there was poor peer group comparability due to there being only one other fund in the category. In addition, the Board also considered that the AZL Enhanced Bond Index Fund ranked at the 63rd percentile in the bond index category, but that the Fund’s enhanced bond strategy lacks direct peers.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

33

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2019 through 2021. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. In considering profitability information, the Board considered the possible effect of any fall-out benefits to the Subadvisers and their affiliates. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds (other than AZL FIAM Multi-Strategy Fund, AZL FIAM Total Bond Fund, and AZL MSCI Global Equity Index Fund) do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of June 30, 2022, were approximately $14.8 billion, and that no single Fund had assets in excess of $2.5 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as Fund assets change. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

34

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the FOF Trust, and ETF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	50	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	50	Diamond Hill Funds (10 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	50	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	50	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019 - 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc. (a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	50	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	50	None

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	50	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.

(2)	Indefinite.

(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

35

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Associate General Counsel, Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the FOF Trust, 2014 to present, and the ETF Trust, 2020 to present.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.

(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

36

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1222 02/23

AZL® Russell 1000 Growth Index Fund

Annual Report

December 31, 2022

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 11

Statement of Operations Page 11

Statements of Changes in Net Assets Page 12

Financial Highlights Page 13

Notes to the Financial Statements Page 14

Report of Independent Registered Public Accounting Firm Page 20

Other Federal Income Tax Information Page 21

Other Information Page 22

Approval of Investment Advisory and Subadvisory Agreements Page 23

Information about the Board of Trustees and Officers Page 26

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Russell 1000 Growth Index Fund Review (Unaudited)

Allianz Investment Management LLC

serves as the Manager for the AZL® Russell 1000 Growth Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the 12-month period ended December 31, 2022?*

For the year ended December 31, 2022, the AZL® Russell 1000 Growth Index Fund (Class 2 Shares) (the “Fund”) returned (29.59)%. That compared to a (29.14)% total return for its benchmark, the Russell 1000® Growth Index.1

The Fund seeks investment results, before fees and expenses, that correspond to the performance of the Russell 1000® Growth Index (“Index”). The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of large-cap stock performance. It is an unmanaged, market capitalization-weighted index composed of large-capitalization U.S. equities with growth characteristics.

In the first quarter of 2022, the Russian invasion of Ukraine added fuel to existing concerns over rising inflation, interest rate hikes, and rising commodity prices. U.S. economic data, including employment numbers and corporate earnings, remained strong, however. This dynamic complicated matters for the Federal Reserve (the Fed) as it announced a 25-basis-point increase in short-term rates in March to attempt to combat inflation. The Fed also signaled additional rate increases throughout the rest of the year.

During the second quarter, inflation continued to rise, and investors grew increasingly concerned the Fed would not be able to avoid a recession as it sought to check rising consumer prices. Consumer sentiment fell as both prices and the cost of borrowing rose, putting downward pressure on domestic equity market valuations. The Fed added to that pressure with an increasingly hawkish tone, indicating it was willing to accept higher unemployment rates if that was required to rein in inflation.

Equity markets staged a rally in the third quarter as the Fed initially softened its tone in recognition of the many obstacles that threatened economic growth. In support of this shift, data indicated that GDP growth had declined over the first two quarters of 2022. Other data, including employment and wage growth figures, indicated the economy remained resilient, but investors appeared to take the slowdown in GDP growth as a sign the Fed would ease its current policy-tightening trend. By the end of the quarter, however, the Fed’s tone shifted once again, this time toward a more hawkish stance. Inflation data remained stubbornly high during the summer, and Fed Chair Jerome Powell reaffirmed the Fed’s commitment to fighting inflation. The announcement pushed equity markets lower, erasing the gains from earlier in the quarter.

In the fourth quarter, stocks once again staged a rally despite tighter monetary policies. Markets posted gains in both October and November before giving up those gains during December. The Fed raised interest rates at its December meeting, bringing the total rate increase to 450 basis points for the year, and reiterated its plan to continue tightening into 2023. Equity markets fell in response, closing out the year posting their worst annual returns in over a decade.

The sectors within the Index posted mixed returns over the year, with the energy, utilities, and consumer staples sectors among the best performers, while the information technology, consumer discretionary, and communication services sectors lagged.

The Fund uses exchange-traded futures for the purpose of efficient portfolio management, and these derivatives did not have a significant impact on the Fund’s return in 2022. Futures are not used for speculative or leveraged positions in the portfolio and we hold cash to fully cover all outstanding futures positions. The Fund’s use of futures contracts provides immediate market exposure proportionate to cash accruals and investable cash within the portfolio. Skillful cash management and cash equitization are critical to minimizing the potential impact of cash drag and ensure tight tracking to the benchmark.

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2022.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® Russell 1000 Growth Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to match the total return of the Russell 1000® Growth Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all stocks in the Index in proportion to their weighting in the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be susceptible to rapid price savings or to adverse developments in certain sectors of the market.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2022
	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
AZL® Russell 1000 Growth Index Fund (Class 1 Shares)	10/17/2016	(29.45)%	7.64%	10.65%	—	13.55%
AZL® Russell 1000 Growth Index Fund (Class 2 Shares)	4/30/2010	(29.59)%	7.37%	10.38%	13.36%	12.55%
Russell 1000® Growth Index	4/30/2010	(29.14)%	7.79%	10.96%	14.10%	13.33%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® Russell 1000 Growth Index Fund (Class 1 Shares)	0.51%
AZL® Russell 1000 Growth Index Fund (Class 2 Shares)	0.76%

The above expense ratios are based on the current Fund prospectus dated April 29, 2022. The Manager and the Fund have entered into a written agreement reducing the management fee to 0.35% through at least April 30, 2024. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.59% for Class 1 Shares and 0.84% for Class 2 Shares through April 30, 2024. Additional information pertaining to the December 31, 2022 expense ratios can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Russell 1000 Growth Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Russell 1000 Growth Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL Russell 1000 Growth Index Fund, Class 1	$1,000.00	$982.80	$2.05	0.41%

AZL Russell 1000 Growth Index Fund, Class 2	$1,000.00	$982.10	$3.30	0.66%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL Russell 1000 Growth Index Fund, Class 1	$1,000.00	$1,023.14	$2.09	0.41%

AZL Russell 1000 Growth Index Fund, Class 2	$1,000.00	$1,021.88	$3.36	0.66%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Information Technology	43.3%

Consumer Discretionary	14.2

Health Care	13.4

Industrials	8.1

Communication Services	6.6

Consumer Staples	6.1

Financials	3.2

Energy	1.7

Real Estate	1.6

Materials	1.5

Utilities	0.1

Total Common Stocks	99.8

Unaffiliated Investment Company	0.2

Short-Term Security Held as Collateral for Securities on Loan	0.1

Total Investment Securities	100.1

Net other assets (liabilities)	(0.1)

Net Assets	100.0%

3

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks (99.8%):
Aerospace & Defense (1.2%):
2,083	Axon Enterprise, Inc.*	$345,632
6,926	Boeing Co. (The)*	1,319,334
1,504	BWX Technologies, Inc.	87,352
1,779	HEICO Corp.	273,326
2,943	HEICO Corp., Class A	352,719
1,541	Howmet Aerospace, Inc.	60,731
366	Huntington Ingalls Industries, Inc.	84,429
9,554	Lockheed Martin Corp.	4,647,925
681	Northrop Grumman Corp.	371,560
4,182	Spirit AeroSystems Holdings, Inc., Class A	123,787
819	TransDigm Group, Inc.	515,683

		8,182,478

Air Freight & Logistics (0.7%):
1,426	C.H. Robinson Worldwide, Inc.	130,565
1,982	Expeditors International of Washington, Inc.	205,969
486	GXO Logistics, Inc.*	20,747
26,752	United Parcel Service, Inc., Class B	4,650,568
329	XPO Logistics, Inc.*	10,952

		5,018,801

Airlines (0.1%):
26,272	Delta Air Lines, Inc.*	863,298

Auto Components (0.0%†):
2,867	Aptiv plc*	267,004

Automobiles (1.9%):
21,083	Lucid Group, Inc.*^	143,997
105,640	Tesla, Inc.*	13,012,735

		13,156,732

Banks (0.1%):
127	First Citizens BancShares, Inc., Class A	96,312
133	Signature Bank	15,324
1,522	SVB Financial Group*	350,273
2,796	Western Alliance Bancorp	166,530

		628,439

Beverages (2.6%):
332	Boston Beer Co., Inc. (The), Class A*	109,401
1,156	Brown-Forman Corp., Class A	76,018
4,558	Brown-Forman Corp., Class B	299,369
119,476	Coca-Cola Co. (The)	7,599,868
14,011	Monster Beverage Corp.*	1,422,537
47,660	PepsiCo, Inc.	8,610,256

		18,117,449

Biotechnology (3.4%):
72,242	AbbVie, Inc.	11,675,030
4,969	Alnylam Pharmaceuticals, Inc.*	1,180,883
18,300	Amgen, Inc.	4,806,312
1,336	Exact Sciences Corp.*	66,145
11,269	Exelixis, Inc.*	180,755
6,359	Incyte Corp.*	510,755
5,346	Ionis Pharmaceuticals, Inc.*	201,918
871	Moderna, Inc.*	156,449
3,097	Natera, Inc.*	124,407
3,807	Neurocrine Biosciences, Inc.*	454,708
3,179	Novavax, Inc.*^	32,680

Shares		Value
Common Stocks, continued
Biotechnology, continued
610	Regeneron Pharmaceuticals, Inc.*	$440,109
3,477	Sarepta Therapeutics, Inc.*	450,550
5,581	Seagen, Inc.*	717,214
2,197	Ultragenyx Pharmaceutical, Inc.*	101,787
9,848	Vertex Pharmaceuticals, Inc.*	2,843,905

		23,943,607

Building Products (0.3%):
1,305	A O Smith Corp.	74,698
2,455	Advanced Drainage Systems, Inc.	201,236
2,859	Allegion plc	300,938
1,167	Armstrong World Industries, Inc.	80,045
1,752	Carlisle Cos., Inc.	412,859
1,908	Fortune Brands Innovations, Inc.	108,966
518	Masco Corp.	24,175
1,908	Masterbrand, Inc.*	14,405
5,450	Trane Technologies plc	916,091
4,638	Trex Co., Inc.*	196,327

		2,329,740

Capital Markets (1.6%):
2,797	Ameriprise Financial, Inc.	870,902
6,082	Ares Management Corp., Class A	416,252
28,552	Blackstone, Inc., Class A	2,118,273
17,018	Blue Owl Capital, Inc.^	180,391
34,368	Charles Schwab Corp. (The)	2,861,480
1,547	FactSet Research Systems, Inc.	620,672
3,262	LPL Financial Holdings, Inc.	705,147
1,478	MarketAxess Holdings, Inc.	412,199
6,126	Moody’s Corp.	1,706,826
933	Morningstar, Inc.	202,078
2,413	MSCI, Inc.	1,122,455
660	Raymond James Financial, Inc.	70,521
2,874	Tradeweb Markets, Inc., Class A	186,609

		11,473,805

Chemicals (1.1%):
2,464	Albemarle Corp.	534,343
1,922	Axalta Coating Systems, Ltd.*	48,953
8,065	CF Industries Holdings, Inc.	687,138
3,496	Chemours Co. (The)	107,047
8,960	Ecolab, Inc.	1,304,218
1,819	FMC Corp.	227,011
9,136	Ginkgo Bioworks Holdings, Inc.*	15,440
4,301	Linde plc	1,402,900
1,878	Mosaic Co. (The)	82,388
5,099	PPG Industries, Inc.	641,148
275	RPM International, Inc.	26,799
583	Scotts Miracle-Gro Co. (The)	28,328
9,709	Sherwin-Williams Co. (The)	2,304,237
7,566	Valvoline, Inc.	247,030

		7,656,980

Commercial Services & Supplies (0.8%):
3,286	Cintas Corp.	1,484,023
17,264	Copart, Inc.*	1,051,205
4,686	IAA, Inc.*	187,440
510	MSA Safety, Inc.	73,537
558	Republic Services, Inc.	71,976

See accompanying notes to the financial statements.

4

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Commercial Services & Supplies, continued
8,640	Rollins, Inc.	$315,706
925	Tetra Tech, Inc.	134,301
15,829	Waste Management, Inc.	2,483,253

		5,801,441

Communications Equipment (0.2%):
9,973	Arista Networks, Inc.*	1,210,223
73	Ubiquiti, Inc.	19,968

		1,230,191

Construction & Engineering (0.1%):
349	AECOM	29,641
3,117	Quanta Services, Inc.	444,172
123	Valmont Industries, Inc.	40,672
4,318	WillScot Mobile Mini Holdings Corp.*	195,044

		709,529

Construction Materials (0.1%):
1,206	Eagle Materials, Inc.	160,217
231	Martin Marietta Materials, Inc.	78,071
2,589	Vulcan Materials Co.	453,360

		691,648

Consumer Finance (0.0%†):
1,604	American Express Co.	236,991
1	Credit Acceptance Corp.*	475
592	Upstart Holdings, Inc.*^	7,826

		245,292

Containers & Packaging (0.2%):
1,996	Avery Dennison Corp.	361,276
4,839	Ball Corp.	247,466
2,660	Berry Global Group, Inc.	160,744
4,151	Crown Holdings, Inc.	341,254
9,958	Graphic Packaging Holding Co.	221,566
6,156	Sealed Air Corp.	307,061

		1,639,367

Distributors (0.1%):
475	Genuine Parts Co.	82,417
1,577	Pool Corp.	476,775

		559,192

Diversified Consumer Services (0.0%†):
704	Bright Horizons Family Solutions, Inc.*	44,422
5,459	H&R Block, Inc.	199,308
1,541	Mister Car Wash, Inc.*	14,224

		257,954

Diversified Financial Services (0.1%):
15,048	Apollo Global Management, Inc.	959,912

Electrical Equipment (0.3%):
8,388	ChargePoint Holdings, Inc.*^	79,938
7,675	Emerson Electric Co.	737,260
2,589	Generac Holdings, Inc.*	260,609
10,902	Plug Power, Inc.*^	134,858
3,216	Rockwell Automation, Inc.	828,345
2,026	Vertiv Holdings Co.	27,675

		2,068,685

Shares		Value
Common Stocks, continued
Electronic Equipment, Instruments & Components (0.7%):
18,130	Amphenol Corp., Class A	$1,380,418
204	Arrow Electronics, Inc.*	21,332
5,452	CDW Corp.	973,618
6,832	Cognex Corp.	321,856
811	Coherent Corp.*	28,466
1,882	Corning, Inc.	60,111
4,343	Jabil, Inc.	296,193
6,811	Keysight Technologies, Inc.*	1,165,158
718	National Instruments Corp.	26,494
3,803	Vontier Corp.	73,512
826	Zebra Technologies Corp., Class A*	211,795

		4,558,953

Energy Equipment & Services (0.1%):
16,499	Halliburton Co.	649,236

Entertainment (0.8%):
734	Electronic Arts, Inc.	89,680
949	Liberty Media Corp-Liberty Formula One, Class C*	56,731
3,253	Live Nation Entertainment, Inc.*	226,864
402	Madison Square Garden Sports Corp., Class A	73,699
8,055	Netflix, Inc.*	2,375,258
3,454	Playtika Holding Corp.*	29,393
17,989	ROBLOX Corp., Class A*	511,967
1,431	Roku, Inc.*	58,242
5,888	Spotify Technology SA*	464,858
5,343	Take-Two Interactive Software, Inc.*	556,367
4,942	Walt Disney Co. (The)*	429,361
71,285	Warner Bros Discovery, Inc.*	675,782
1,818	World Wrestling Entertainment, Inc., Class A	124,569

		5,672,771

Equity Real Estate Investment Trusts (1.6%):
14,511	American Tower Corp.	3,074,301
552	Apartment Income REIT Corp.	18,939
368	Camden Property Trust	41,172
17,660	Crown Castle, Inc.	2,395,403
2,846	Equinix, Inc.	1,864,215
4,598	Equity Lifestyle Properties, Inc.	297,031
666	Extra Space Storage, Inc.	98,022
8,839	Iron Mountain, Inc.	440,624
3,163	Lamar Advertising Co., Class A	298,587
5,023	Public Storage	1,407,394
1,027	SBA Communications Corp.	287,878
6,437	Simon Property Group, Inc.	756,219

		10,979,785

Food & Staples Retailing (1.5%):
3,571	BJ’s Wholesale Club Holdings, Inc.*	236,257
18,064	Costco Wholesale Corp.	8,246,216
1,984	Performance Food Group Co.*	115,846
20,614	Sysco Corp.	1,575,940

		10,174,259

Food Products (0.3%):
451	Darling Ingredients, Inc.*	28,228
1,073	Freshpet, Inc.*	56,622
5,144	Hershey Co. (The)	1,191,196
5,539	Kellogg Co.	394,598
5,810	Lamb Weston Holdings, Inc.	519,182
1,200	Pilgrim’s Pride Corp.*	28,476

		2,218,302

See accompanying notes to the financial statements.

5

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Gas Utilities (0.0%†):
333	National Fuel Gas Co.	$21,079

Health Care Equipment & Supplies (2.3%):
9,344	Abbott Laboratories	1,025,878
2,388	Align Technology, Inc.*	503,629
3,318	Baxter International, Inc.	169,119
1,779	Danaher Corp.	472,182
15,874	Dexcom, Inc.*	1,797,572
25,056	Edwards Lifesciences Corp.*	1,869,428
93	Globus Medical, Inc.*	6,907
158	ICU Medical, Inc.*	24,882
3,391	IDEXX Laboratories, Inc.*	1,383,392
2,823	Insulet Corp.*	831,063
13,261	Intuitive Surgical, Inc.*	3,518,806
1,507	Masimo Corp.*	222,961
4,203	Novocure, Ltd.*	308,290
1,414	Penumbra, Inc.*	314,558
5,898	ResMed, Inc.	1,227,551
7,719	Stryker Corp.	1,887,218
2,461	Tandem Diabetes Care, Inc.*	110,622
3,048	West Pharmaceutical Services, Inc.	717,347

		16,391,405

Health Care Providers & Services (3.6%):
7,381	agilon health, Inc.*	119,129
6,314	AmerisourceBergen Corp.	1,046,293
220	Chemed Corp.	112,295
1,981	Cigna Corp.	656,384
2,211	DaVita, Inc.*	165,095
2,999	Elevance Health, Inc.	1,538,397
3,850	Guardant Health, Inc.*	104,720
582	HCA Healthcare, Inc.	139,657
3,635	Humana, Inc.	1,861,811
1,141	McKesson Corp.	428,012
1,828	Molina Healthcare, Inc.*	603,642
34,728	UnitedHealth Group, Inc.	18,412,091

		25,187,526

Health Care Technology (0.2%):
3,583	Certara, Inc.*	57,579
1,052	Definitive Healthcare Corp.*	11,561
1,887	Doximity, Inc., Class A*	63,328
708	Teladoc Health, Inc.*	16,744
5,650	Veeva Systems, Inc., Class A*	911,797

		1,061,009

Hotels, Restaurants & Leisure (2.3%):
15,332	Airbnb, Inc., Class A*	1,310,886
1,585	Booking Holdings, Inc.*	3,194,219
5,594	Caesars Entertainment, Inc.*	232,710
1,129	Chipotle Mexican Grill, Inc.*	1,566,476
1,379	Choice Hotels International, Inc.	155,331
1,532	Churchill Downs, Inc.	323,911
3,638	Darden Restaurants, Inc.	503,245
1,047	Domino’s Pizza, Inc.	362,681
13,465	DraftKings, Inc.*^	153,366
6,064	Expedia Group, Inc.*	531,206
8,009	Hilton Worldwide Holdings, Inc.	1,012,017
5,211	Las Vegas Sands Corp.*	250,493
10,844	Marriott International, Inc., Class A	1,614,563

Shares		Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
7,315	McDonald’s Corp.	$1,927,722
330	Norwegian Cruise Line Holdings, Ltd.*	4,039
2,576	Planet Fitness, Inc., Class A*	202,989
1,955	Six Flags Entertainment Corp.*	45,454
16,917	Starbucks Corp.	1,678,166
2,426	Travel + Leisure Co.	88,306
1,510	Vail Resorts, Inc.	359,909
7,225	Wendy’s Co. (The)	163,502
2,617	Wyndham Hotels & Resorts, Inc.	186,618
565	Wynn Resorts, Ltd.*	46,596
1,391	Yum! Brands, Inc.	178,159

		16,092,564

Household Durables (0.2%):
6,812	DR Horton, Inc.	607,222
91	NVR, Inc.*	419,745
3,417	PulteGroup, Inc.	155,576
2,437	Toll Brothers, Inc.	121,655
1,174	TopBuild Corp.*	183,719

		1,487,917

Household Products (1.4%):
4,367	Church & Dwight Co., Inc.	352,024
4,240	Clorox Co. (The)	594,999
20,643	Colgate-Palmolive Co.	1,626,462
8,076	Kimberly-Clark Corp.	1,096,317
41,103	Procter & Gamble Co. (The)	6,229,571

		9,899,373

Independent Power and Renewable Electricity Producers (0.1%):
5,072	AES Corp. (The)	145,871
9,458	Vistra Corp.	219,425

		365,296

Industrial Conglomerates (0.3%):
2,593	General Electric Co.	217,268
8,087	Honeywell International, Inc.	1,733,044

		1,950,312

Insurance (1.4%):
7,888	Aon plc, Class A	2,367,504
4,948	Arch Capital Group, Ltd.*	310,636
1,002	Arthur J. Gallagher & Co.	188,917
566	Brown & Brown, Inc.	32,245
718	Erie Indemnity Co., Class A	178,581
508	Everest Re Group, Ltd.	168,285
1,604	Lincoln National Corp.	49,275
129	Markel Corp.*	169,956
18,215	Marsh & McLennan Cos., Inc.	3,014,218
20,685	Progressive Corp. (The)	2,683,051
902	RenaissanceRe Holdings, Ltd.	166,176
3,473	Ryan Specialty Holdings, Inc.*	144,164

		9,473,008

Interactive Media & Services (5.6%):
213,908	Alphabet, Inc., Class A*	18,873,103
189,698	Alphabet, Inc., Class C*	16,831,903
10,812	Match Group, Inc.*	448,590
19,573	Meta Platforms, Inc., Class A*	2,355,415
5,117	Pinterest, Inc., Class A*	124,241
11,132	ZoomInfo Technologies, Inc.*	335,184

		38,968,436

See accompanying notes to the financial statements.

6

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Internet & Direct Marketing Retail (4.5%):
363,302	Amazon.com, Inc.*	$30,517,368
8,914	DoorDash, Inc., Class A*	435,182
3,076	eBay, Inc.	127,562
5,112	Etsy, Inc.*	612,315
1,972	Wayfair, Inc., Class A*	64,859

		31,757,286

IT Services (7.1%):
25,852	Accenture plc, Class A	6,898,348
15,638	Automatic Data Processing, Inc.	3,735,293
607	Black Knight, Inc.*	37,482
4,284	Broadridge Financial Solutions, Inc.	574,613
2,245	EPAM Systems, Inc.*	735,776
1,424	Euronet Worldwide, Inc.*	134,397
2,289	Fiserv, Inc.*	231,349
2,919	FleetCor Technologies, Inc.*	536,162
3,142	Gartner, Inc.*	1,056,152
4,026	Genpact, Ltd.	186,484
943	GoDaddy, Inc., Class A*	70,555
24,525	International Business Machines Corp.	3,455,327
2,947	Jack Henry & Associates, Inc.	517,375
34,781	Mastercard, Inc., Class A	12,094,397
2,655	MongoDB, Inc.*	522,610
713	Okta, Inc.*	48,719
13,237	Paychex, Inc.	1,529,668
14,581	PayPal Holdings, Inc.*	1,038,459
2,055	Shift4 Payments, Inc., Class A*	114,936
11,781	Snowflake, Inc., Class A*	1,691,045
2,386	Teradata Corp.*	80,313
3,595	Thoughtworks Holding, Inc.*	36,633
9,547	Toast, Inc., Class A*	172,133
2,739	Twilio, Inc., Class A*	134,102
433	VeriSign, Inc.*	88,956
67,292	Visa, Inc., Class A	13,980,586
4,426	Western Union Co. (The.)	60,946
1,271	WEX, Inc.*	207,999
1,764	Wix.com, Ltd.*	135,528

		50,106,343

Leisure Products (0.1%):
529	Brunswick Corp.	38,130
7,155	Mattel, Inc.*	127,645
1,627	Polaris, Inc.	164,327
3,789	YETI Holdings, Inc.*	156,524

		486,626

Life Sciences Tools & Services (1.2%):
3,558	10X Genomics, Inc., Class A*	129,654
11,025	Agilent Technologies, Inc.	1,649,891
22,879	Avantor, Inc.*	482,518
6,272	Bio-Techne Corp.	519,823
4,311	Bruker Corp.	294,657
1,884	Charles River Laboratories International, Inc.*	410,524
7,596	IQVIA Holdings, Inc.*	1,556,344
4,214	Maravai LifeSciences Holdings, Inc., Class A*	60,302
909	Mettler-Toledo International, Inc.*	1,313,914
1,663	Repligen Corp.*	281,563
4,272	Sotera Health Co.*	35,586
517	Syneos Health, Inc.*	18,964

Shares		Value
Common Stocks, continued
Life Sciences Tools & Services, continued
1,934	Thermo Fisher Scientific, Inc.	$1,065,034
2,468	Waters Corp.*	845,487

		8,664,261

Machinery (2.0%):
325	AGCO Corp.	45,074
3,283	Allison Transmission Holdings, Inc.	136,573
18,526	Caterpillar, Inc.	4,438,089
11,272	Deere & Co.	4,832,983
840	Donaldson Co., Inc.	49,451
4,706	Graco, Inc.	316,525
571	IDEX Corp.	130,376
11,326	Illinois Tool Works, Inc.	2,495,118
2,366	Lincoln Electric Holdings, Inc.	341,863
158	Middleby Corp. (The)*	21,156
572	Nordson Corp.	135,976
2,181	Otis Worldwide Corp.	170,794
1,150	Parker-Hannifin Corp.	334,650
4,302	Toro Co. (The)	486,986
1,059	Xylem, Inc.	117,094

		14,052,708

Media (0.3%):
154	Cable One, Inc.	109,626
4,382	Charter Communications, Inc., Class A*	1,485,936
409	Liberty Broadband Corp., Class A*	31,023
2,287	Liberty Broadband Corp., Class C*	174,430
1,817	Liberty Media Corp.-Liberty SiriusXM, Class C*	71,099
881	Liberty Media Corp-Liberty SiriusXM, Class A*	34,632
149	Nexstar Media Group, Inc.	26,080

		1,932,826

Metals & Mining (0.0%†):
3,832	MP Materials Corp.*	93,041
2,374	Southern Copper Corp.	143,366

		236,407

Multiline Retail (0.6%):
9,210	Dollar General Corp.	2,267,963
2,631	Dollar Tree, Inc.*	372,129
3,923	Nordstrom, Inc.	63,317
10,360	Target Corp.	1,544,054

		4,247,463

Oil, Gas & Consumable Fuels (1.6%):
7,427	Antero Resources Corp.*	230,163
5,873	Cheniere Energy, Inc.	880,715
5,404	Coterra Energy, Inc.	132,776
13,245	Devon Energy Corp.	814,700
4,098	Diamondback Energy, Inc.	560,524
1,293	Enviva, Inc.	68,490
17,484	EOG Resources, Inc.	2,264,528
8,954	Hess Corp.	1,269,856
2,035	New Fortress Energy, Inc.	86,325
26,790	Occidental Petroleum Corp.	1,687,502
2,122	ONEOK, Inc.	139,415
7,317	Ovintiv, Inc.	371,045
2,142	PDC Energy, Inc.	135,974
5,300	Pioneer Natural Resources Co.	1,210,467
6,538	Range Resources Corp.	163,581

See accompanying notes to the financial statements.

7

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
3,337	Southwestern Energy Co.*	$19,522
9,206	Targa Resources Corp.	676,641
231	Texas Pacific Land Corp.	541,517

		11,253,741

Paper & Forest Products (0.0%†):
167	Louisiana-Pacific Corp.	9,886

Personal Products (0.3%):
9,319	Estee Lauder Cos., Inc. (The), Class A	2,312,137
5,249	Olaplex Holdings, Inc.*	27,347

		2,339,484

Pharmaceuticals (2.7%):
2,300	Catalent, Inc.*	103,523
27,983	Eli Lilly & Co.	10,237,301
8,473	Horizon Therapeutics plc*	964,227
43,245	Merck & Co., Inc.	4,798,033
19,171	Zoetis, Inc.	2,809,510

		18,912,594

Professional Services (0.5%):
5,294	Booz Allen Hamilton Holding Corp.	553,329
2,374	CoStar Group, Inc.*	183,463
2,442	Equifax, Inc.	474,627
598	FTI Consulting, Inc.*	94,962
3,794	KBR, Inc.	200,323
3,919	Robert Half International, Inc.	289,340
5,796	TransUnion	328,923
6,314	Verisk Analytics, Inc.	1,113,916

		3,238,883

Real Estate Management & Development (0.1%):
6,501	CBRE Group, Inc., Class A*	500,317
3,598	Opendoor Technologies, Inc.*	4,174
422	Zillow Group, Inc., Class C*	13,592

		518,083

Road & Rail (1.4%):
21,706	CSX Corp.	672,452
2,986	JB Hunt Transport Services, Inc.	520,639
1,305	Landstar System, Inc.	212,585
10,356	Lyft, Inc., Class A*	114,123
4,128	Old Dominion Freight Line, Inc.	1,171,444
329	RXO, Inc.*	5,659
66,762	Uber Technologies, Inc.*	1,651,024
25,120	Union Pacific Corp.	5,201,598

		9,549,524

Semiconductors & Semiconductor Equipment (7.2%):
51,927	Advanced Micro Devices, Inc.*	3,363,312
1,997	Allegro MicroSystems, Inc.*	59,950
4,283	Analog Devices, Inc.	702,540
35,410	Applied Materials, Inc.	3,448,226
16,114	Broadcom, Inc.	9,009,821
5,357	Enphase Energy, Inc.*	1,419,391
6,169	Entegris, Inc.	404,625
639	GLOBALFOUNDRIES, Inc.*^	34,436
5,763	KLA Corp.	2,172,824
5,582	Lam Research Corp.	2,346,114
5,417	Lattice Semiconductor Corp.*	351,455
18,718	Microchip Technology, Inc.	1,314,939

Shares		Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
8,478	Micron Technology, Inc.	$423,730
1,858	Monolithic Power Systems, Inc.	657,007
98,436	NVIDIA Corp.	14,385,437
11,094	ON Semiconductor Corp.*	691,933
45,716	Qualcomm, Inc.	5,026,017
5,851	Teradyne, Inc.	511,085
25,408	Texas Instruments, Inc.	4,197,910
1,740	Universal Display Corp.	187,990

		50,708,742

Software (16.5%):
18,978	Adobe, Inc.*	6,386,666
2,283	Alteryx, Inc., Class A*	115,680
1,839	ANSYS, Inc.*	444,284
9,501	AppLovin Corp., Class A*	100,046
1,121	Aspen Technology, Inc.*	230,253
5,679	Atlassian Corp. plc, Class A*	730,774
8,852	Autodesk, Inc.*	1,654,173
7,120	Bentley Systems, Inc., Class B	263,155
11,121	Cadence Design Systems, Inc.*	1,786,477
2,771	CCC Intelligent Solutions Holdings, Inc.*	24,108
1,098	Ceridian HCM Holding, Inc.*	70,437
11,402	Cloudflare, Inc., Class A*	515,484
5,245	Confluent, Inc., Class A*	116,649
1,767	Coupa Software, Inc.*	139,893
8,501	Crowdstrike Holdings, Inc., Class A*	895,070
10,670	Datadog, Inc., Class A*	784,245
8,164	DocuSign, Inc.*	452,449
2,438	DoubleVerify Holdings, Inc.*	53,538
10,063	Dropbox, Inc., Class A*	225,210
8,070	Dynatrace, Inc.*	309,081
3,037	Elastic NV*	156,406
1,013	Fair Isaac Corp.*	606,362
2,879	Five9, Inc.*	195,369
26,380	Fortinet, Inc.*	1,289,718
8,536	Gen Digital, Inc.	182,927
1,680	Globant SA*	282,509
1,844	HubSpot, Inc.*	533,156
11,243	Intuit, Inc.	4,376,000
2,228	Jamf Holding Corp.*	47,456
1,616	Manhattan Associates, Inc.*	196,182
305,844	Microsoft Corp.	73,347,508
471	nCino, Inc.*	12,453
1,937	New Relic, Inc.*	109,344
4,633	Nutanix, Inc., Class A*	120,690
42,923	Oracle Corp.	3,508,526
73,811	Palantir Technologies, Inc., Class A*	473,867
11,989	Palo Alto Networks, Inc.*	1,672,945
2,085	Paycom Software, Inc.*	646,996
1,616	Paylocity Holding Corp.*	313,924
1,841	Pegasystems, Inc.	63,036
2,022	Procore Technologies, Inc.*	95,398
4,256	PTC, Inc.*	510,890
3,562	RingCentral, Inc., Class A*	126,095
8,428	Salesforce, Inc.*	1,117,469
5,090	SentinelOne, Inc., Class A*	74,263
8,168	ServiceNow, Inc.*	3,171,389
5,315	Smartsheet, Inc., Class A*	209,198

See accompanying notes to the financial statements.

8

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Software, continued
6,527	Splunk, Inc.*	$561,909
6,230	Synopsys, Inc.*	1,989,177
17,719	The Trade Desk, Inc., Class A*	794,343
1,451	Tyler Technologies, Inc.*	467,817
1,450	UiPath, Inc., Class A*	18,430
6,818	Unity Software, Inc.*	194,927
4,105	VMware, Inc., Class A*	503,930
8,086	Workday, Inc., Class A*	1,353,030
5,074	Zoom Video Communications, Inc., Class A*	343,713
3,379	Zscaler, Inc.*	378,110

		115,343,134

Specialty Retail (3.3%):
204	Advance Auto Parts, Inc.	29,994
703	AutoZone, Inc.*	1,733,725
2,454	Best Buy Co., Inc.	196,835
2,489	Burlington Stores, Inc.*	504,670
792	CarMax, Inc.*	48,225
4,510	Carvana Co.*^	21,377
2,224	Five Below, Inc.*	393,359
4,083	Floor & Decor Holdings, Inc., Class A*	284,299
24,451	Home Depot, Inc. (The)	7,723,093
5,011	Leslie’s, Inc.*	61,184
21,905	Lowe’s Cos., Inc.	4,364,352
1,037	O’Reilly Automotive, Inc.*	875,259
275	RH*	73,477
5,923	Ross Stores, Inc.	687,483
47,898	TJX Cos., Inc. (The)	3,812,681
4,604	Tractor Supply Co.	1,035,762
2,117	Ulta Beauty, Inc.*	993,021
2,239	Victoria’s Secret & Co.*	80,111
2,292	Williams-Sonoma, Inc.	263,397

		23,182,304

Technology Hardware, Storage & Peripherals (11.6%):
614,321	Apple, Inc.	79,818,728
1,728	Dell Technologies, Inc., Class C	69,500
19,573	HP, Inc.	525,926
279	NCR Corp.*	6,531
9,062	NetApp, Inc.	544,264
11,777	Pure Storage, Inc., Class A*	315,153

		81,280,102

Shares		Value
Common Stocks, continued
Textiles, Apparel & Luxury Goods (1.1%):
938	Deckers Outdoor Corp.*	$374,412
4,576	Lululemon Athletica, Inc.*	1,466,059
49,991	NIKE, Inc., Class B	5,849,447
734	Skechers U.S.A., Inc., Class A*	30,791
1,506	Tapestry, Inc.	57,349

		7,778,058

Thrifts & Mortgage Finance (0.0%†):
1,773	Rocket Cos., Inc., Class A^	12,411
318	UWM Holdings Corp.^	1,053

		13,464

Trading Companies & Distributors (0.4%):
211	Core & Main, Inc., Class A*	4,075
23,410	Fastenal Co.	1,107,761
1,070	SiteOne Landscape Supply, Inc.*	125,532
1,306	United Rentals, Inc.*	464,179
1,845	W.W. Grainger, Inc.	1,026,281
736	Watsco, Inc.	183,558
995	WESCO International, Inc.*	124,574

		3,035,960

Total Common Stocks (Cost $368,882,925)		699,600,654

Short-Term Security Held as Collateral for Securities on Loan (0.1%):
704,165	BlackRock Liquidity FedFund, Institutional Class , 1.49%(a)(b)	704,165

Total Short-Term Security Held as Collateral for Securities on Loan (Cost $704,165)		704,165

Unaffiliated Investment Company (0.2%):
Money Markets (0.2%):
1,548,659	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 3.90%(b)	1,548,659

Total Unaffiliated Investment Company (Cost $1,548,659)		1,548,659

Total Investment Securities (Cost $371,135,749) — 100.1%(c)		701,853,478
Net other assets (liabilities) — (0.1)%		(1,028,681)

Net Assets — 100.0%		$700,824,797

Percentages indicated are based on net assets as of December 31, 2022.

REIT—Real Estate Investment Trust

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2022. The total value of securities on loan as of December 31, 2022 was $697,431.

†	Represents less than 0.05%.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2022.

(b)	The rate represents the effective yield at December 31, 2022.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

9

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2022

Futures Contracts

At December 31, 2022, the Fund’s open futures contracts were as follows:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

NASDAQ 100 E-Mini March Futures (U.S. Dollar)	3/17/23	4	$881,780	$(26,072)
S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/17/23	4	772,200	(418)

				$(26,490)

See accompanying notes to the financial statements.

10

AZL Russell 1000 Growth Index Fund

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investment securities, at cost	$371,135,749

Investment securities, at value(a)	701,853,478
Deposit at broker for futures contracts collateral	150,200
Interest and dividends receivable	257,108
Reclaims receivable	982
Receivable from Manager	55,682
Prepaid expenses	4,620

Total Assets	702,322,070

Liabilities:
Cash overdraft	1
Payable for capital shares redeemed	245,408
Payable for collateral received on loaned securities	704,165
Payable for variation margin on futures contracts	9,442
Management fees payable	272,218
Administration fees payable	39,491
Distribution fees payable	143,516
Custodian fees payable	6,789
Administrative and compliance services fees payable	3,042
Transfer agent fees payable	2,654
Trustee fees payable	7,599
Other accrued liabilities	62,948

Total Liabilities	1,497,273

Net Assets	$700,824,797

Net Assets Consist of:
Paid in capital	$330,933,032
Total distributable earnings	369,891,765

Net Assets	$700,824,797

Class 1
Net Assets	$50,561,093
Shares of beneficial interest (unlimited number of shares authorized, no par value)	6,932,779
Net Asset Value (offering and redemption price per share)	$7.29

Class 2
Net Assets	$650,263,704
Shares of beneficial interest (unlimited number of shares authorized, no par value)	49,682,862
Net Asset Value (offering and redemption price per share)	$13.09

(a)	Includes securities on loan of $697,431.

Statement of Operations

For the Year Ended December 31, 2022

Investment Income:
Dividends	$7,885,302
Interest	2,395
Income from securities lending	35,208
Foreign withholding tax	(1,117)

Total Investment Income	7,921,788

Expenses:
Management fees	3,689,856
Administration fees	122,742
Distribution fees — Class 2	1,945,183
Custodian fees	24,821
Administrative and compliance services fees	11,671
Transfer agent fees	12,704
Trustee fees	47,035
Professional fees	35,483
Licensing fees	173,024
Shareholder reports	26,154
Other expenses	23,377

Total expenses before reductions	6,112,050
Less expense contractually waived/reimbursed by the Manager	(754,757)

Net expenses	5,357,293

Net Investment Income/(Loss)	2,564,495

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	40,388,195
Net realized gains/(losses) on futures contracts	(1,324,429)
Change in net unrealized appreciation/depreciation on securities and foreign currencies	(361,725,768)
Change in net unrealized appreciation/depreciation on futures contracts	(34,291)

Net realized and Change in net unrealized gains/losses on investments	(322,696,293)

Change in Net Assets Resulting From Operations	$(320,131,798)

See accompanying notes to the financial statements.

11

AZL Russell 1000 Growth Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021

Change In Net Assets:
Operations:
Net investment income/(loss)	$2,564,495	$826,724
Net realized gains/(losses) on investments	39,063,766	161,785,915
Change in unrealized appreciation/depreciation on investments	(361,760,059)	103,078,858

Change in net assets resulting from operations	(320,131,798)	265,691,497

Distributions to Shareholders:
Class 1	(17,707,517)	(13,301,296)
Class 2	(144,665,246)	(119,314,081)

Change in net assets resulting from distributions to shareholders	(162,372,763)	(132,615,377)

Capital Transactions:
Class 1
Proceeds from shares issued	347,832	184,490
Proceeds from dividends reinvested	17,707,517	13,301,296
Value of shares redeemed	(7,701,896)	(8,469,958)

Total Class 1 Shares	10,353,453	5,015,828

Class 2
Proceeds from shares issued	7,831,397	52,822,423
Proceeds from dividends reinvested	144,665,246	119,314,081
Value of shares redeemed	(97,282,257)	(258,720,459)

Total Class 2 Shares	55,214,386	(86,583,955)

Change in net assets resulting from capital transactions	65,567,839	(81,568,127)

Change in net assets	(416,936,722)	51,507,993
Net Assets:
Beginning of period	1,117,761,519	1,066,253,526

End of period	$700,824,797	$1,117,761,519

Share Transactions:
Class 1
Shares issued	28,219	12,137
Dividends reinvested	2,348,477	956,928
Shares redeemed	(704,447)	(539,566)

Total Class 1 Shares	1,672,249	429,499

Class 2
Shares issued	456,011	2,417,820
Dividends reinvested	10,684,287	5,601,600
Shares redeemed	(5,461,931)	(11,158,495)

Total Class 2 Shares	5,678,367	(3,139,075)

Change in shares	7,350,616	(2,709,576)

See accompanying notes to the financial statements.

12

AZL Russell 1000 Growth Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated. Does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.)

	Year Ended December 31,
	2022	2021	2020	2019	2018

Class 1

Net Asset Value, Beginning of Period	$15.38	$14.68	$11.46	$10.12	$11.74

Investment Activities:
Net Investment Income/(Loss)	0.06 (a)	0.05 (a)	0.07 (a)	0.10 (a)	0.13
Net Realized and Unrealized Gains/(Losses) on Investments	(4.46)	3.62	4.28	3.28	(0.20)

Total from Investment Activities	(4.40)	3.67	4.35	3.38	(0.07)

Distributions to Shareholders From:
Net Investment Income	(0.08)	(0.12)	(0.15)	(0.18)	(0.20)
Net Realized Gains	(3.61)	(2.85)	(0.98)	(1.86)	(1.35)

Total Dividends	(3.69)	(2.97)	(1.13)	(2.04)	(1.55)

Net Asset Value, End of Period	$7.29	$15.38	$14.68	$11.46	$10.12

Total Return(b)	(29.45)%	27.14%	39.03%	35.53%	(1.86)%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$50,561	$80,919	$70,903	$57,430	$48,665
Net Investment Income/(Loss)	0.54%	0.31%	0.56%	0.86%	0.96%
Expenses Before Reductions(c)	0.50%	0.51%	0.52%	0.51%	0.50%
Expenses Net of Reductions	0.41%	0.42%	0.43%	0.43%	0.43%
Portfolio Turnover Rate(d)	12%	18%	22%	15%	17%

Class 2

Net Asset Value, Beginning of Period	$23.56	$21.11	$16.10	$13.53	$15.21

Investment Activities:
Net Investment Income/(Loss)	0.05 (a)	0.01 (a)	0.06 (a)	0.10 (a)	0.15
Net Realized and Unrealized Gains/(Losses) on Investments	(6.90)	5.35	6.04	4.46	(0.33)

Total from Investment Activities	(6.85)	5.36	6.10	4.56	(0.18)

Distributions to Shareholders From:
Net Investment Income	(0.01)	(0.06)	(0.11)	(0.13)	(0.15)
Net Realized Gains	(3.61)	(2.85)	(0.98)	(1.86)	(1.35)

Total Dividends	(3.62)	(2.91)	(1.09)	(1.99)	(1.50)

Net Asset Value, End of Period	$13.09	$23.56	$21.11	$16.10	$13.53

Total Return(b)	(29.59)%	26.87%	38.58%	35.28%	(2.14)%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$650,264	$1,036,843	$995,350	$871,046	$775,621
Net Investment Income/(Loss)	0.29%	0.06%	0.31%	0.61%	0.71%
Expenses Before Reductions(c)	0.75%	0.76%	0.77%	0.76%	0.75%
Expenses Net of Reductions	0.66%	0.67%	0.68%	0.68%	0.68%
Portfolio Turnover Rate(d)	12%	18%	22%	15%	17%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to the financial statements.

13

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2022

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services—Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Russell 1000 Growth Index Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Private Placements

The Fund may invest in private placement securities which are securities issued by corporations without registration under the Securities Act of 1933, as amended (the “1933 Act”), in reliance on a “private placement” exemption. These unregistered securities may be restricted and generally are sold to institutional investors, such as the Fund, who agree that they are purchasing the securities for investment and not with a view to public distribution. Unregistered securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such securities.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

14

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2022

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust.

This report does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.    All share classes have equal voting rights, except that voting with respect to matters that affect a single class is limited to shares of that class.

Securities Lending

To generate additional income, the Fund may lend up to 33 1⁄3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned on the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2022 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $3,486 during the year ended December 31, 2022. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $704,165 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2022. At December 31, 2022, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2022, the Fund did not engage in any Rule 17a-7 transactions.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2022, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”), if any, is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2022, the monthly average notional amount for long contracts was $4.8 million. There was no short contract activity during the period. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

15

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2022

Summary of Derivative Instruments

The following is a summary of the values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2022:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Value	Statement of Assets and Liabilities Location	Total Value

Equity Risk

Futures Contracts	Receivable for variation margin on futures contracts*	$—	Payable for variation margin on futures contracts*	$26,490

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2022:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$(1,324,429)	$(34,291)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Management fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2024.

For the year ended December 31, 2022, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL Russell 1000 Growth Index Fund, Class 1	0.44%	0.59%

AZL Russell 1000 Growth Index Fund, Class 2	0.44%	0.84%

*

The Manager waived, prior to any application of expense limit, the management fee to 0.35% on all assets in order to maintain more competitive expense ratios. The Manager reserves the right to increase the management fee to the amount shown in the table above (i.e., discontinue the waiver) at any time after April 30, 2024.

Any amounts contractually waived or reimbursed by the Manager with respect to annual expense limits in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2022, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

Management fees, which the Manager may waive in order to maintain more competitive expense ratios, are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations, as applicable.

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of combined average daily net assets of the Funds on the first $4 billion, 0.04% of combined average daily net assets of the Funds on the next $2 billion, 0.02% of combined average daily net assets of the Funds on the next $2 billion and 0.01% of combined average daily net assets of the Funds over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

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AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2022

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable to Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are determined pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations have become unreliable or are not readily available as defined in Rule 2a-5 under the 1940 Act are valued in accordance with valuation procedures approved by the Board. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with valuation procedures approved by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. These procedures include the Fund’s use of a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The Board has designated the Manager to perform the Fund’s fair value determinations in accordance with valuation procedures approved by the Board. The effect of using fair value pricing is that the Fund’s NAV will be subject to the judgment of the Manager. The Manager’s fair valuation process is subject to the oversight of the Board.

The following is a summary of the valuation inputs used as of December 31, 2022 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total
Common Stocks+	$699,600,654	$—	$—	$699,600,654
Short-Term Security Held as Collateral for Securities on Loan	704,165	—	—	704,165
Unaffiliated Investment Company	1,548,659	—	—	1,548,659

Total Investment Securities	701,853,478	—	—	701,853,478

Other Financial Instruments:*
Futures Contracts	(26,490)	—	—	(26,490)

Total Investments	$701,826,988	$—	$—	$701,826,988

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.
*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2022, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Russell 1000 Growth Index Fund	$101,583,609	$191,091,286

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk. The Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Fund.

17

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2022

Concentration Risk: The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

Technology Sector Risk: Technology companies, including information technology companies, may have limited product lines, markets, financial resources or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

7. Coronavirus (COVID-19) Pandemic

The global outbreak of the COVID-19 strain of the coronavirus has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may adversely impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objective(s).

8. Recent Regulatory Pronouncements

In December 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-06 “Reference Rate Reform (Topic 848)”. ASU No. 2022-06 updates and clarifies ASU No. 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of LIBOR and other interbank-offered reference rates. The temporary relief provided by ASU No. 2022-06 is effective immediately for certain reference rate-related contract modifications that occur through December 31, 2024. Management does not expect ASU No. 2022-06 to have a material impact on the financial statements.

9. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2022 is $373,266,289. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$352,903,743
Unrealized (depreciation)	(24,316,554)

Net unrealized appreciation/(depreciation)	$328,587,189

The tax character of dividends paid to shareholders during the year ended December 31, 2022 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Russell 1000 Growth Index Fund	$4,773,902	$157,598,861	$162,372,763

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2021, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Russell 1000 Growth Index Fund	$3,119,928	$129,495,449	$132,615,377

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

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AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2022

At December 31, 2022, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL Russell 1000 Growth Index Fund	$2,570,698	$38,733,878	$—	$328,587,189	$369,891,765

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, investments in real estate investment trusts and other miscellaneous differences.

10. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2022, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 65% of the Fund. Investment activities of this shareholder could have a material impact to the Fund.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL Russell 1000 Growth Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Russell 1000 Growth Index Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 23, 2023

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2022, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2022, the Fund declared net short-term capital gain distributions of $3,958,466.

During the year ended December 31, 2022, the Fund declared net long-term capital gain distributions of $157,598,861.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2024 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s) and certain competitor or “peer group” funds), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall-out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2022. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 14 and 21, 2022, and September 13, 2022, as well as in various other meetings preceding those meetings. Accordingly, the Advisory Contracts were approved by the Board at an in-person meeting on September 13, 2022. At such meeting the Board also approved the Expense Limitation Agreement between the

23

Manager and the Trust for the period ending April 30, 2024. Additionally, at a subsequent meeting held December 13, 2022, the Board considered and approved a recommendation to reduce, through at least April 30, 2024, the management fee of the AZL FIAM Total Bond Fund.

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for others to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2022 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 14 and 21, 2022, and September 13, 2022, the Manager reported that for the one-year period ended December 31, 2021, nine Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40% of their respective Lipper peer groups. For the three-year period ended December 31, 2021, six Funds were in the top 40%, six were in the middle 20% and seven were in the bottom 40% of their respective Lipper peer groups. For the five-year period ended December 31, 2021, seven Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40% of their respective Lipper peer groups. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Five Funds, the AZL Russell 1000 Value Index Fund, AZL MSCI Emerging Markets Equity Index Fund, AZL Enhanced Bond Index Fund, AZL MetWest Total Return Bond Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Russell 1000 Value Index Fund and the AZL MSCI Emerging Markets Equity Index Fund in December 2021, of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund in February 2022, and of the AZL MetWest Total Return Fund in September 2021, to receive and review enhanced reporting on each Fund’s current investment strategy, process and outlook. As a result of these discussions, the Board understood that the underperformance of these Funds was primarily a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board considered that the Funds that are index funds seek to track their respective indices and do not take defensive positions under any market conditions, including in periods of market decline. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by low short-term interest rates during the periods measured.

The Board considered that the AZL DFA Five-Year Global Fixed Income Fund, which was in the bottom 40% for the three- and five-year periods, had shown improved relative performance in more recent periods.

At the Board meeting held September 13, 2022, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2022.

Thus, at the Board meeting held September 13, 2022, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2022, 18 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2021 for the 19 Funds was as follows: (1) 18 of the Funds had management fee rankings at or below the 65th percentile (with 14 Funds at or below the 50th percentile); and (2) for the AZL MSCI Global Equity Index Fund, it was determined that there was poor peer group comparability due to there being only one other fund in the category. In addition, the Board also considered that the AZL Enhanced Bond Index Fund ranked at the 63rd percentile in the bond index category, but that the Fund’s enhanced bond strategy lacks direct peers.

24

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2019 through 2021. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. In considering profitability information, the Board considered the possible effect of any fall-out benefits to the Subadvisers and their affiliates. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds (other than AZL FIAM Multi-Strategy Fund, AZL FIAM Total Bond Fund, and AZL MSCI Global Equity Index Fund) do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of June 30, 2022, were approximately $14.8 billion, and that no single Fund had assets in excess of $2.5 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as Fund assets change. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

25

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the FOF Trust, and ETF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	50	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	50	Diamond Hill Funds (10 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	50	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	50	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019 - 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc. (a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	50	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	50	None

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	50	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.

(2)	Indefinite.

(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

26

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Associate General Counsel, Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the FOF Trust, 2014 to present, and the ETF Trust, 2020 to present.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.

(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

27

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1222 02/23

AZL® Russell 1000 Value Index Fund

Annual Report

December 31, 2022

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 14

Statement of Operations Page 14

Statements of Changes in Net Assets Page 15

Financial Highlights Page 16

Notes to the Financial Statements Page 17

Report of Independent Registered Public Accounting Firm Page 23

Other Federal Income Tax Information Page 24

Other Information Page 25

Approval of Investment Advisory and Subadvisory Agreements Page 26

Information about the Board of Trustees and Officers Page 29

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Russell 1000 Value Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Russell 1000 Value Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2022?*

For the year ended December 31, 2022, the AZL® Russell 1000 Value Index Fund (Class 2 shares) (the “Fund”) returned (8.18)%. That compared to a (7.54)% total return for its benchmark, the Russell 1000® Value Index.1

The Fund seeks investment results, before fees and expenses, that correspond to the performance of the Russell 1000® Value Index (the “Index”). The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of large-cap stock performance. It is an unmanaged, market capitalization-weighted index composed of large-capitalization U.S. equities with value characteristics.

In the first quarter of 2022, the Russian invasion of Ukraine added fuel to existing concerns over rising inflation, interest rate hikes, and rising commodity prices. U.S. economic data, including employment numbers and corporate earnings, remained strong, however. This dynamic complicated matters for the Federal Reserve (the Fed) as it announced a 25-basis-point increase in short-term rates in March to attempt to combat inflation. The Fed also signaled additional rate increases throughout the rest of the year.

During the second quarter, inflation continued to rise, and investors grew increasingly concerned the Fed would not be able to avoid a recession as it sought to check rising consumer prices. Consumer sentiment fell as both prices and the cost of borrowing rose, putting downward pressure on domestic equity market valuations. The Fed added to that pressure with an increasingly hawkish tone, indicating it was willing to accept higher unemployment rates if that was required to rein in inflation.

Equity markets staged a rally in the third quarter as the Fed initially softened its tone in recognition of the many obstacles that threatened economic growth. In support of this shift, data indicated that GDP growth had declined over the first two quarters of 2022. Other data, including employment and wage growth figures, indicated the economy remained resilient, but investors appeared to take the slowdown in GDP growth as a sign the Fed would ease its current policy-tightening trend. By the end of the quarter, however, the Fed’s tone shifted once again, this time toward a more hawkish stance. Inflation data remained stubbornly high during the summer, and Fed Chair Jerome

Powell reaffirmed the Fed’s commitment to fighting

inflation. The announcement pushed equity markets lower, erasing the gains from earlier in the quarter.

In the fourth quarter, stocks once again staged a rally despite tighter monetary policies. Markets posted gains in both October and November before giving up those gains during December. The Fed raised interest rates at its December meeting, bringing the total rate increase to 450 basis points for the year, and reiterated its plan to continue tightening into 2023. Equity markets fell in response, closing out the year posting their worst annual returns in over a decade.

The sectors within the Index posted mixed returns over the year, with the energy, consumer staples, and utilities sectors among the best performers, while the information technology, communication services, and real estate sectors lagged.

The Fund uses exchange-traded futures for the purpose of efficient portfolio management, and these derivatives did not have a significant impact on the Fund’s return in 2022. Futures are not used for speculative or leveraged positions in the portfolio and we hold cash to fully cover all outstanding futures positions. The Fund’s use of futures contracts provides immediate market exposure proportionate to cash accruals and investable cash within the portfolio. Skillful cash management and cash equitization are critical to minimizing the potential impact of cash drag and ensure tight tracking to the benchmark.

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2022.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® Russell 1000 Value Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to match the total return of the Russell 1000® Value Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all stocks in the Index in proportion to their weighting in the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2022
	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
AZL® Russell 1000 Value Index Fund (Class 1 Shares)	10/17/2016	(7.88)%	5.47%	6.25%	—	8.46%
AZL® Russell 1000 Value Index Fund (Class 2 Shares)	4/30/2010	(8.18)%	5.19%	5.98%	9.53%	9.14%
Russell 1000® Value Index	4/30/2010	(7.54)%	5.96%	6.67%	10.29%	9.91%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® Russell 1000 Value Index Fund (Class 1 Shares)	0.52%
AZL® Russell 1000 Value Index Fund (Class 2 Shares)	0.77%

The above expense ratios are based on the current Fund prospectus dated April 29, 2022. The Manager and the Fund have entered into a written agreement reducing the management fee to 0.35% through at least April 30, 2024. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.59% for Class 1 Shares and 0.84% for Class 2 Shares through April 30, 2024. Additional information pertaining to the December 31, 2022 expense ratios can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Russell 1000 Value Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Russell 1000 Value Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL Russell 1000 Value Index Fund, Class 1	$1,000.00	$1,059.10	$2.13	0.41%

AZL Russell 1000 Value Index Fund, Class 2	$1,000.00	$1,057.30	$3.42	0.66%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL Russell 1000 Value Index Fund, Class 1	$1,000.00	$1,023.14	$2.09	0.41%

AZL Russell 1000 Value Index Fund, Class 2	$1,000.00	$1,021.88	$3.36	0.66%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Financials	20.0%

Health Care	17.3

Industrials	10.5

Energy	8.4

Information Technology	8.3

Consumer Staples	7.3

Communication Services	7.3

Consumer Discretionary	6.0

Utilities	5.8

Real Estate	4.5

Materials	4.3

Total Common Stocks	99.7

Unaffiliated Investment Company	0.2

Short-Term Security Held as Collateral for Securities on Loan	0.2

Total Investment Securities	100.1

Net other assets (liabilities)	(0.1)

Net Assets	100.0%

3

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks (99.7%):
Aerospace & Defense (2.5%):
814	Axon Enterprise, Inc.*	$135,067
19,024	Boeing Co. (The)*	3,623,882
2,970	BWX Technologies, Inc.	172,497
1,931	Curtiss-Wright Corp.	322,458
12,181	General Dynamics Corp.	3,022,228
151	HEICO Corp.	23,199
266	HEICO Corp., Class A	31,880
4,128	Hexcel Corp.	242,933
16,609	Howmet Aerospace, Inc.	654,561
1,532	Huntington Ingalls Industries, Inc.	353,402
9,682	L3harris Technologies, Inc.	2,015,889
2,886	Mercury Systems, Inc.*	129,120
6,473	Northrop Grumman Corp.	3,531,733
74,110	Raytheon Technologies Corp.	7,479,181
10,740	Textron, Inc.	760,392
1,578	TransDigm Group, Inc.	993,588

		23,492,010

Air Freight & Logistics (0.4%):
4,629	C.H. Robinson Worldwide, Inc.	423,831
5,602	Expeditors International of Washington, Inc.	582,160
12,046	FedEx Corp.	2,086,367
5,026	GXO Logistics, Inc.*	214,560
3,931	United Parcel Service, Inc., Class B	683,365
5,051	XPO Logistics, Inc.*	168,148

		4,158,431

Airlines (0.3%):
6,403	Alaska Air Group, Inc.*	274,945
31,815	American Airlines Group, Inc.*	404,687
1,589	Copa Holdings SA, Class A*	132,157
16,728	JetBlue Airways Corp.*	108,397
29,916	Southwest Airlines Co.*	1,007,272
16,275	United Airlines Holdings, Inc.*	613,567

		2,541,025

Auto Components (0.2%):
10,184	Aptiv plc*	948,436
11,590	BorgWarner, Inc.	466,498
11,782	Gentex Corp.	321,295
3,080	Lear Corp.	381,982
13,005	QuantumScape Corp.*^	73,738

		2,191,949

Automobiles (0.6%):
197,122	Ford Motor Co.	2,292,529
71,423	General Motors Co.	2,402,670
6,563	Harley-Davidson, Inc.	273,021
1,727	Lucid Group, Inc.*^	11,795
26,256	Rivian Automotive, Inc.*	483,898
2,810	Thor Industries, Inc.	212,127

		5,676,040

Banks (7.2%):
354,117	Bank of America Corp.	11,728,355
1,905	Bank of Hawaii Corp.	147,752
5,830	Bank OZK	233,550
1,587	BOK Financial Corp.	164,715
97,146	Citigroup, Inc.	4,393,914
24,625	Citizens Financial Group, Inc.	969,486

Shares		Value
Common Stocks, continued
Banks, continued
6,675	Comerica, Inc.	$446,224
5,932	Commerce Bancshares, Inc.	403,791
2,927	Cullen/Frost Bankers, Inc.	391,340
6,993	East West Bancorp, Inc.	460,839
18,027	F.N.B. Corp.	235,252
33,876	Fifth Third Bancorp	1,111,472
458	First Citizens BancShares, Inc., Class A	347,329
6,558	First Hawaiian, Inc.	170,770
26,034	First Horizon Corp.	637,833
9,125	First Republic Bank	1,112,246
71,792	Huntington Bancshares, Inc.	1,012,267
147,064	JPMorgan Chase & Co.	19,721,282
47,261	KeyCorp	823,287
8,797	M&T Bank Corp.	1,276,093
5,445	PacWest Bancorp	124,963
3,811	Pinnacle Financial Partners, Inc.	279,727
20,295	PNC Financial Services Group, Inc. (The)	3,205,392
3,613	Popular, Inc.	239,614
4,490	Prosperity Bancshares, Inc.	326,333
46,902	Regions Financial Corp.	1,011,207
2,964	Signature Bank	341,512
1,059	SVB Financial Group*	243,718
6,986	Synovus Financial Corp.	262,324
66,539	Truist Financial Corp.	2,863,173
67,065	U.S. Bancorp	2,924,705
10,460	Umpqua Holdings Corp.	186,711
8,682	Webster Financial Corp.	411,006
191,216	Wells Fargo & Co.	7,895,309
2,187	Western Alliance Bancorp	130,258
3,120	Wintrust Financial Corp.	263,702
7,581	Zions Bancorp	372,682

		66,870,133

Beverages (1.0%):
977	Brown-Forman Corp., Class A	64,248
3,622	Brown-Forman Corp., Class B	237,893
48,905	Coca-Cola Co. (The)	3,110,847
7,662	Constellation Brands, Inc., Class A	1,775,668
42,846	Keurig Dr Pepper, Inc.	1,527,888
8,722	Molson Coors Brewing Co., Class B	449,357
1,273	Monster Beverage Corp.*	129,248
10,821	PepsiCo, Inc.	1,954,922

		9,250,071

Biotechnology (1.8%):
4,331	Amgen, Inc.	1,137,494
7,286	Biogen, Inc.*	2,017,639
9,188	BioMarin Pharmaceutical, Inc.*	950,866
6,971	Exact Sciences Corp.*	345,134
1,631	Exelixis, Inc.*	26,161
62,999	Gilead Sciences, Inc.	5,408,464
1,234	Incyte Corp.*	99,115
498	Ionis Pharmaceuticals, Inc.*	18,810
2,285	Mirati Therapeutics, Inc.*	103,533
15,938	Moderna, Inc.*	2,862,784
243	Natera, Inc.*	9,761
4,428	Regeneron Pharmaceuticals, Inc.*	3,194,758
1,019	Ultragenyx Pharmaceutical, Inc.*	47,210

See accompanying notes to the financial statements.

4

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Biotechnology, continued
2,232	United Therapeutics Corp.*	$620,697
766	Vertex Pharmaceuticals, Inc.*	221,206

		17,063,632

Building Products (0.8%):
4,684	A O Smith Corp.	268,112
1,010	Allegion plc	106,313
1,116	Armstrong World Industries, Inc.	76,546
6,030	AZEK Co., Inc. (The)*	122,530
7,602	Builders FirstSource, Inc.*	493,218
431	Carlisle Cos., Inc.	101,565
42,406	Carrier Global Corp.	1,749,247
4,107	Fortune Brands Innovations, Inc.	234,551
2,751	Hayward Holdings, Inc.*	25,859
35,129	Johnson Controls International plc	2,248,256
1,593	Lennox International, Inc.	381,093
10,512	Masco Corp.	490,595
4,107	Masterbrand, Inc.*	31,008
4,853	Owens Corning	413,961
4,873	Trane Technologies plc	819,103

		7,561,957

Capital Markets (4.8%):
1,848	Affiliated Managers Group, Inc.	292,779
1,936	Ameriprise Financial, Inc.	602,812
36,567	Bank of New York Mellon Corp. (The)	1,664,530
7,531	BlackRock, Inc., Class A+	5,336,693
9,996	Carlyle Group, Inc. (The)	298,281
5,426	Cboe Global Markets, Inc.	680,800
33,828	Charles Schwab Corp. (The)	2,816,519
18,074	CME Group, Inc.	3,039,324
7,915	Coinbase Global, Inc.*^	280,112
1,943	Evercore, Inc., Class A	211,942
14,800	Franklin Resources, Inc.	390,424
16,536	Goldman Sachs Group, Inc. (The)	5,678,132
4,568	Interactive Brokers Group, Inc., Class A	330,495
27,690	Intercontinental Exchange, Inc.	2,840,717
18,155	Invesco, Ltd.	326,608
7,344	Janus Henderson Group plc	172,731
28,843	KKR & Co., Inc., Class A	1,338,892
4,096	Lazard, Ltd., Class A	142,008
469	Moody’s Corp.	130,673
62,158	Morgan Stanley	5,284,673
49	Morningstar, Inc.	10,613
974	MSCI, Inc.	453,076
17,448	Nasdaq, Inc.	1,070,435
10,222	Northern Trust Corp.	904,545
9,013	Raymond James Financial, Inc.	963,039
29,677	Robinhood Markets, Inc., Class A*	241,571
16,414	S&P Global, Inc.	5,497,705
4,933	SEI Investments Co.	287,594
18,397	State Street Corp.	1,427,055
5,047	Stifel Financial Corp.	294,593
11,220	T. Rowe Price Group, Inc.	1,223,653
2,116	Tradeweb Markets, Inc., Class A	137,392
4,556	Virtu Financial, Inc., Class A	92,988

		44,463,404

Shares		Value
Common Stocks, continued
Chemicals (2.6%):
11,110	Air Products and Chemicals, Inc.	$3,424,769
2,829	Albemarle Corp.	613,497
2,596	Ashland, Inc.	279,148
8,158	Axalta Coating Systems, Ltd.*	207,784
5,524	Celanese Corp.	564,774
2,946	Chemours Co. (The)	90,207
36,274	Corteva, Inc.	2,132,186
36,273	Dow, Inc.	1,827,796
24,976	DuPont de Nemours, Inc.	1,714,103
6,012	Eastman Chemical Co.	489,617
1,518	Ecolab, Inc.	220,960
10,691	Element Solutions, Inc.	194,469
4,186	FMC Corp.	522,413
34,772	Ginkgo Bioworks Holdings, Inc.*	58,765
9,566	Huntsman Corp.	262,874
12,745	International Flavors & Fragrances, Inc.	1,336,186
19,679	Linde plc	6,418,896
12,721	Lyondellbasell Industries NV	1,056,225
15,251	Mosaic Co. (The)	669,061
309	NewMarket Corp.	96,133
6,897	Olin Corp.	365,127
5,461	PPG Industries, Inc.	686,666
6,163	RPM International, Inc.	600,584
1,410	Scotts Miracle-Gro Co. (The)	68,512
1,756	Westlake Corp.	180,060

		24,080,812

Commercial Services & Supplies (0.3%):
262	Cintas Corp.	118,325
2,659	Clean Harbors, Inc.*	303,445
2,242	Driven Brands Holdings, Inc.*	61,229
1,218	IAA, Inc.*	48,720
1,095	MSA Safety, Inc.	157,888
9,709	Republic Services, Inc.	1,252,364
722	Rollins, Inc.	26,382
4,811	Stericycle, Inc.*	240,021
1,490	Tetra Tech, Inc.	216,333
1,398	Waste Management, Inc.	219,318

		2,644,025

Communications Equipment (1.5%):
7,404	Ciena Corp.*	377,456
207,201	Cisco Systems, Inc.	9,871,056
3,001	F5, Inc.*	430,673
16,064	Juniper Networks, Inc.	513,405
3,624	Lumentum Holdings, Inc.*	189,064
8,304	Motorola Solutions, Inc.	2,140,024
226	Ubiquiti, Inc.	61,818
3,355	ViaSat, Inc.*	106,186

		13,689,682

Construction & Engineering (0.2%):
6,123	AECOM	520,026
3,085	MasTec, Inc.*	263,243
10,311	MDU Resources Group, Inc.	312,836
3,251	Quanta Services, Inc.	463,268
872	Valmont Industries, Inc.	288,344
4,743	WillScot Mobile Mini Holdings Corp.*	214,241

		2,061,958

See accompanying notes to the financial statements.

5

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Construction Materials (0.2%):
356	Eagle Materials, Inc.	$47,295
2,857	Martin Marietta Materials, Inc.	965,580
3,452	Vulcan Materials Co.	604,480

		1,617,355

Consumer Finance (1.0%):
15,960	Ally Financial, Inc.	390,222
28,311	American Express Co.	4,182,950
18,965	Capital One Financial Corp.	1,762,986
271	Credit Acceptance Corp.*^	128,562
13,655	Discover Financial Services	1,335,869
5,753	OneMain Holdings, Inc.	191,633
12,247	SLM Corp.	203,300
42,461	SoFi Technologies, Inc.*^	195,745
22,614	Synchrony Financial	743,096
3,152	Upstart Holdings, Inc.*^	41,670

		9,176,033

Containers & Packaging (0.5%):
75,436	Amcor plc	898,443
3,323	AptarGroup, Inc.	365,464
3,918	Ardagh Metal Packaging SA	18,846
1,510	Avery Dennison Corp.	273,310
9,087	Ball Corp.	464,709
3,041	Berry Global Group, Inc.	183,768
750	Crown Holdings, Inc.	61,657
3,745	Graphic Packaging Holding Co.	83,326
18,318	International Paper Co.	634,352
4,620	Packaging Corp. of America	590,944
4,453	Silgan Holdings, Inc.	230,843
4,769	Sonoco Products Co.	289,526
12,986	Westrock Co.	456,588

		4,551,776

Distributors (0.2%):
6,462	Genuine Parts Co.	1,121,222
13,105	LKQ Corp.	699,938

		1,821,160

Diversified Consumer Services (0.1%):
11,118	ADT, Inc.^	100,840
2,253	Bright Horizons Family Solutions, Inc.*	142,165
1,626	Grand Canyon Education, Inc.*	171,803
1,320	H&R Block, Inc.	48,193
490	Mister Car Wash, Inc.*	4,523
7,893	Service Corp. International	545,722

		1,013,246

Diversified Financial Services (3.2%):
5,323	Apollo Global Management, Inc.	339,554
90,963	Berkshire Hathaway, Inc., Class B*	28,098,471
18,493	Equitable Holdings, Inc.	530,749
9,977	Jefferies Financial Group, Inc.	342,011
4,777	Voya Financial, Inc.	293,738

		29,604,523

Diversified Telecommunication Services (1.7%):
360,988	AT&T, Inc.	6,645,789
11,877	Frontier Communications Parent, Inc.*	302,626
53,059	Lumen Technologies, Inc.	276,968
211,914	Verizon Communications, Inc.	8,349,412

		15,574,795

Shares		Value
Common Stocks, continued
Electric Utilities (3.8%):
12,563	Alliant Energy Corp.	$693,603
25,666	American Electric Power Co., Inc.	2,436,987
3,771	Avangrid, Inc.	162,078
16,403	Constellation Energy Corp.	1,414,103
38,909	Duke Energy Corp.	4,007,238
18,753	Edison International	1,193,066
10,097	Entergy Corp.	1,135,912
11,122	Evergy, Inc.	699,907
17,334	Eversource Energy	1,453,283
49,484	Exelon Corp.	2,139,193
27,482	FirstEnergy Corp.	1,152,595
5,803	Hawaiian Electric Industries, Inc.	242,856
2,399	IDACORP, Inc.	258,732
100,130	NextEra Energy, Inc.	8,370,868
11,944	NRG Energy, Inc.	380,058
10,336	OGE Energy Corp.	408,789
82,938	PG&E Corp.*	1,348,572
5,734	Pinnacle West Capital Corp.	436,013
36,675	PPL Corp.	1,071,643
54,822	Southern Co. (The)	3,914,839
27,397	Xcel Energy, Inc.	1,920,804

		34,841,139

Electrical Equipment (1.0%):
1,588	Acuity Brands, Inc.	262,989
11,611	AMETEK, Inc.	1,622,289
20,002	Eaton Corp. plc	3,139,314
20,177	Emerson Electric Co.	1,938,202
2,709	Hubbell, Inc.	635,748
8,078	nVent Electric plc	310,761
13,954	Plug Power, Inc.*^	172,611
3,388	Regal Rexnord Corp.	406,492
1,907	Rockwell Automation, Inc.	491,186
7,726	Sensata Technologies Holding plc	311,976
10,183	Sunrun, Inc.*	244,596
13,572	Vertiv Holdings Co.	185,393

		9,721,557

Electronic Equipment, Instruments & Components (0.6%):
7,327	Amphenol Corp., Class A	557,878
3,025	Arrow Electronics, Inc.*	316,324
4,718	Avnet, Inc.	196,174
655	Cognex Corp.	30,857
4,977	Coherent Corp.*	174,693
35,420	Corning, Inc.	1,131,315
3,162	Dolby Laboratories, Inc., Class A	223,047
1,770	IPG Photonics Corp.	167,566
1,291	Jabil, Inc.	88,046
716	Keysight Technologies, Inc.*	122,486
1,209	Littelfuse, Inc.	266,222
5,745	National Instruments Corp.	211,991
2,018	TD SYNNEX Corp.	191,125
2,334	Teledyne Technologies, Inc.*	933,390
12,507	Trimble, Inc.*	632,354
3,234	Vontier Corp.	62,513
1,552	Zebra Technologies Corp., Class A*	397,948

		5,703,929

See accompanying notes to the financial statements.

6

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Energy Equipment & Services (0.7%):
48,230	Baker Hughes Co.	$1,424,232
24,528	Halliburton Co.	965,177
19,680	NOV, Inc.	411,115
70,790	Schlumberger, Ltd.	3,784,433

		6,584,957

Entertainment (1.9%):
38,973	Activision Blizzard, Inc.	2,983,383
27,602	AMC Entertainment Holdings, Inc., Class A*^	112,340
13,102	Electronic Arts, Inc.	1,600,802
941	Liberty Media Corp-Liberty Formula One, Class A*	50,278
9,053	Liberty Media Corp-Liberty Formula One, Class C*	541,188
3,744	Live Nation Entertainment, Inc.*	261,107
491	Madison Square Garden Sports Corp., Class A	90,015
12,117	Netflix, Inc.*	3,573,061
4,587	Roku, Inc.*	186,691
1,455	Take-Two Interactive Software, Inc.*	151,509
85,712	Walt Disney Co. (The)*	7,446,659
31,251	Warner Bros Discovery, Inc.*	296,259

		17,293,292

Equity Real Estate Investment Trusts (1.4%):
5,414	American Tower Corp.	1,147,010
6,890	Apartment Income REIT Corp.	236,396
14,858	Brixmor Property Group, Inc.	336,831
4,786	Camden Property Trust	535,458
7,559	Cousins Properties, Inc.	191,167
10,988	CubeSmart	442,267
8,303	Douglas Emmett, Inc.	130,191
2,016	EastGroup Properties, Inc.	298,489
4,018	EPR Properties	151,559
1,111	Equinix, Inc.	727,738
3,232	Equity Lifestyle Properties, Inc.	208,787
5,940	Extra Space Storage, Inc.	874,249
6,663	First Industrial Realty Trust, Inc.	321,556
19,344	Healthcare Realty Trust, Inc.	372,759
4,971	Highwoods Properties, Inc.	139,089
3,781	Iron Mountain, Inc.	188,483
5,429	JBG SMITH Properties	103,043
5,910	Kilroy Realty Corp.	228,540
436	Lamar Advertising Co., Class A	41,158
4,278	Life Storage, Inc.	421,383
29,182	Medical Properties Trust, Inc.	325,088
9,103	National Retail Properties, Inc.	416,553
4,516	National Storage Affiliates Trust	163,118
11,695	Omega Healthcare Investors, Inc.	326,875
11,750	Park Hotels & Resorts, Inc.	138,533
1,628	Public Storage	456,149
7,047	Rayonier, Inc.	232,269
9,249	Rexford Industrial Realty, Inc.	505,365
4,120	SBA Communications Corp.	1,154,877
8,434	Simon Property Group, Inc.	990,826
3,538	SL Green Realty Corp.	119,301
6,493	Spirit Realty Capital, Inc.	259,266
12,618	STORE Capital Corp.	404,533

		12,588,906

Shares		Value
Common Stocks, continued
Equity Real Estate Investment Trusts (REITs) (2.9%):
8,089	Alexandria Real Estate Equities, Inc.	$1,178,325
15,531	American Homes 4 Rent, Class A	468,104
13,743	Americold Realty Trust	389,064
7,007	AvalonBay Communities, Inc.	1,131,771
7,997	Boston Properties, Inc.	540,437
14,171	Digital Realty Trust, Inc.	1,420,926
18,530	Equity Residential	1,093,270
3,222	Essex Property Trust, Inc.	682,806
4,092	Federal Realty Investment Trust	413,456
12,183	Gaming and Leisure Properties, Inc.	634,612
26,642	Healthpeak Properties, Inc.	667,915
35,572	Host Hotels & Resorts, Inc.	570,931
8,064	Hudson Pacific Properties, Inc.	78,463
30,970	Invitation Homes, Inc.	917,951
30,697	Kimco Realty Corp.	650,162
5,796	Mid-America Apartment Communities, Inc.	909,914
46,434	Prologis, Inc.	5,234,505
31,616	Realty Income Corp.	2,005,403
8,515	Regency Centers Corp.	532,187
6,016	Sun Communities, Inc.	860,288
16,300	UDR, Inc.	631,299
20,067	Ventas, Inc.	904,018
48,499	VICI Properties, Inc.	1,571,368
8,458	Vornado Realty Trust	176,011
23,831	Welltower, Inc.	1,562,122
37,051	Weyerhaeuser Co.	1,148,581
10,385	WP Carey, Inc.	811,588

		27,185,477

Food & Staples Retailing (1.6%):
8,525	Albertsons Cos., Inc., Class A	176,809
2,625	BJ’s Wholesale Club Holdings, Inc.*	173,670
1,864	Casey’s General Stores, Inc.	418,188
4,377	Grocery Outlet Holding Corp.*	127,765
32,577	Kroger Co. (The)	1,452,283
5,064	Performance Food Group Co.*	295,687
9,709	US Foods Holding Corp.*	330,300
36,064	Walgreens Boots Alliance, Inc.	1,347,351
71,666	Walmart, Inc.	10,161,522

		14,483,575

Food Products (2.0%):
27,554	Archer-Daniels-Midland Co.	2,558,389
7,138	Bunge, Ltd.	712,158
9,796	Campbell Soup Co.	555,923
23,785	Conagra Brands, Inc.	920,480
7,561	Darling Ingredients, Inc.*	473,243
9,106	Flowers Foods, Inc.	261,706
1,066	Freshpet, Inc.*	56,253
29,881	General Mills, Inc.	2,505,522
938	Hershey Co. (The)	217,213
14,644	Hormel Foods Corp.	667,034
3,153	Ingredion, Inc.	308,773
5,091	JM Smucker Co. (The)	806,720
5,746	Kellogg Co.	409,345
34,927	Kraft Heinz Co. (The)	1,421,878
12,642	McCormick & Co.	1,047,895
69,340	Mondelez International, Inc., Class A	4,621,511

See accompanying notes to the financial statements.

7

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Food Products, continued
925	Pilgrim’s Pride Corp.*	$21,950
2,857	Post Holdings, Inc.*	257,873
7	Seaboard Corp.	26,427
14,387	Tyson Foods, Inc., Class A	895,591

		18,745,884

Gas Utilities (0.2%):
6,852	Atmos Energy Corp.	767,904
4,002	National Fuel Gas Co.	253,326
10,625	UGI Corp.	393,869

		1,415,099

Health Care Equipment & Supplies (4.1%):
75,044	Abbott Laboratories	8,239,081
1,048	Align Technology, Inc.*	221,023
21,182	Baxter International, Inc.	1,079,647
14,318	Becton Dickinson and Co.	3,641,067
71,605	Boston Scientific Corp.*	3,313,163
2,423	Cooper Cos., Inc. (The)	801,213
30,419	Danaher Corp.	8,073,811
10,613	DENTSPLY SIRONA, Inc.	337,918
2,558	Enovis Corp.*	136,904
8,576	Envista Holdings Corp.*	288,754
3,460	Globus Medical, Inc.*	256,974
12,296	Hologic, Inc.*	919,864
875	ICU Medical, Inc.*	137,795
3,766	Integra LifeSciences Holdings Corp.*	211,160
1,397	Intuitive Surgical, Inc.*	370,694
503	Masimo Corp.*	74,419
67,079	Medtronic plc	5,213,380
2,628	QuidelOrtho Corp.*	225,141
5,035	STERIS plc	929,914
8,204	Stryker Corp.	2,005,796
139	Tandem Diabetes Care, Inc.*	6,248
2,379	Teleflex, Inc.	593,870
10,470	Zimmer Biomet Holdings, Inc.	1,334,925

		38,412,761

Health Care Providers & Services (3.3%):
4,501	Acadia Healthcare Co., Inc.*	370,522
1,482	Amedisys, Inc.*	123,806
13,777	Cardinal Health, Inc.	1,059,038
28,611	Centene Corp.*	2,346,388
446	Chemed Corp.	227,652
12,634	Cigna Corp.	4,186,150
65,786	CVS Health Corp.	6,130,597
8,420	Elevance Health, Inc.	4,319,207
4,733	Encompass Health Corp.	283,081
2,615	Enhabit, Inc.*	34,413
10,321	HCA Healthcare, Inc.	2,476,627
6,859	Henry Schein, Inc.*	547,828
1,876	Humana, Inc.	960,869
4,577	Laboratory Corp. of America Holdings	1,077,792
5,851	McKesson Corp.	2,194,827
608	Molina Healthcare, Inc.*	200,774
6,185	Oak Street Health, Inc.*	133,039
5,791	Premier, Inc., Class A	202,569
5,881	Quest Diagnostics, Inc.	920,024
3,266	Signify Health, Inc., Class A*	93,604

Shares		Value
Common Stocks, continued
Health Care Providers & Services, continued
5,056	Tenet Healthcare Corp.*	$246,682
4,236	UnitedHealth Group, Inc.	2,245,843
3,111	Universal Health Services, Inc., Class B	438,309

		30,819,641

Health Care Technology (0.0%†):
2,568	Certara, Inc.*	41,268
2,719	Doximity, Inc., Class A*	91,250
7,602	Teladoc Health, Inc.*	179,787

		312,305

Hotels, Restaurants & Leisure (1.9%):
11,808	Aramark	488,143
3,766	Boyd Gaming Corp.	205,360
3,267	Caesars Entertainment, Inc.*	135,907
45,596	Carnival Corp., Class A*	367,504
1,592	Darden Restaurants, Inc.	220,221
515	Domino’s Pizza, Inc.	178,396
3,829	Hilton Worldwide Holdings, Inc.	483,832
2,578	Hyatt Hotels Corp., Class A*	233,180
10,421	Las Vegas Sands Corp.*	500,938
1,918	Marriott Vacations Worldwide Corp.	258,144
28,076	McDonald’s Corp.	7,398,868
16,278	MGM Resorts International	545,801
20,042	Norwegian Cruise Line Holdings, Ltd.*	245,314
7,591	Penn Entertainment, Inc.*	225,453
1,138	Planet Fitness, Inc., Class A*	89,674
11,143	Royal Caribbean Cruises, Ltd.*	550,799
1,620	Six Flags Entertainment Corp.*	37,665
37,002	Starbucks Corp.	3,670,598
1,043	Travel + Leisure Co.	37,965
126	Vail Resorts, Inc.	30,032
1,192	Wyndham Hotels & Resorts, Inc.	85,002
4,570	Wynn Resorts, Ltd.*	376,888
12,704	Yum! Brands, Inc.	1,627,128

		17,992,812

Household Durables (0.5%):
7,484	DR Horton, Inc.	667,124
7,905	Garmin, Ltd.	729,552
6,700	Leggett & Platt, Inc.	215,941
12,563	Lennar Corp., Class A	1,136,951
547	Lennar Corp., Class B	40,905
2,584	Mohawk Industries, Inc.*	264,136
19,864	Newell Brands, Inc.	259,821
43	NVR, Inc.*	198,341
6,947	PulteGroup, Inc.	316,297
8,185	Tempur Sealy International, Inc.	280,991
2,824	Toll Brothers, Inc.	140,974
242	TopBuild Corp.*	37,871
2,580	Whirlpool Corp.	364,967

		4,653,871

Household Products (1.4%):
6,750	Church & Dwight Co., Inc.	544,118
1,044	Clorox Co. (The)	146,505
15,947	Colgate-Palmolive Co.	1,256,464
6,866	Kimberly-Clark Corp.	932,059
68,315	Procter & Gamble Co. (The)	10,353,821

See accompanying notes to the financial statements.

8

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Household Products, continued
2,358	Reynolds Consumer Products, Inc.	$70,693
1,772	Spectrum Brands Holdings, Inc.	107,950

		13,411,610

Independent Power and Renewable Electricity Producers (0.1%):
27,178	AES Corp. (The)	781,639
6,810	Brookfield Renewable Corp., Class A	187,548
8,491	Vistra Corp.	196,991

		1,166,178

Industrial Conglomerates (1.4%):
27,793	3M Co.	3,332,936
51,880	General Electric Co.	4,347,025
24,012	Honeywell International, Inc.	5,145,772

		12,825,733

Insurance (3.7%):
31,282	Aflac, Inc.	2,250,427
13,598	Allstate Corp. (The)	1,843,889
3,416	American Financial Group, Inc.	468,949
38,126	American International Group, Inc.	2,411,088
652	Aon plc, Class A	195,691
11,914	Arch Capital Group, Ltd.*	747,961
9,224	Arthur J. Gallagher & Co.	1,739,093
2,389	Assurant, Inc.	298,768
2,923	Assured Guaranty, Ltd.	181,986
3,671	Axis Capital Holdings, Ltd.	198,858
3,384	Brighthouse Financial, Inc.*	173,498
10,892	Brown & Brown, Inc.	620,517
20,856	Chubb, Ltd.	4,600,834
7,780	Cincinnati Financial Corp.	796,594
1,529	CNA Financial Corp.	64,646
330	Erie Indemnity Co., Class A	82,078
1,337	Everest Re Group, Ltd.	442,908
901	F&G Annuities & Life, Inc.*	18,029
13,257	Fidelity National Financial, Inc.	498,728
4,907	First American Financial Corp.	256,832
4,546	Globe Life, Inc.	548,020
1,842	Hanover Insurance Group, Inc. (The)	248,910
15,997	Hartford Financial Services Group, Inc. (The)	1,213,053
3,342	Kemper Corp.	164,426
7,096	Lincoln National Corp.	217,989
10,196	Loews Corp.	594,733
524	Markel Corp.*	690,365
2,694	Marsh & McLennan Cos., Inc.	445,803
33,795	MetLife, Inc.	2,445,744
13,980	Old Republic International Corp.	337,617
1,957	Primerica, Inc.	277,542
12,387	Principal Financial Group, Inc.	1,039,517
3,839	Progressive Corp. (The)	497,957
18,895	Prudential Financial, Inc.	1,879,297
3,245	Reinsurance Group of America, Inc.	461,082
892	RenaissanceRe Holdings, Ltd.	164,333
11,911	Travelers Cos., Inc. (The)	2,233,193
9,978	Unum Group	409,397
145	White Mountains Insurance Group, Ltd.	205,078
5,518	Willis Towers Watson plc	1,349,592
10,463	WR Berkley Corp.	759,300

		34,074,322

Shares		Value
Common Stocks, continued
Interactive Media & Services (2.0%):
39,218	Alphabet, Inc., Class A*	$3,460,204
35,158	Alphabet, Inc., Class C*	3,119,569
4,169	IAC/InterActiveCorp.*	185,104
957	Match Group, Inc.*	39,706
89,206	Meta Platforms, Inc., Class A*	10,735,050
23,151	Pinterest, Inc., Class A*	562,106
4,993	TripAdvisor, Inc.*	89,774

		18,191,513

Internet & Direct Marketing Retail (0.1%):
1,530	DoorDash, Inc., Class A*	74,695
24,045	eBay, Inc.	997,146
1,406	Wayfair, Inc., Class A*	46,243

		1,118,084

IT Services (2.2%):
9,376	Affirm Holdings, Inc.*^	90,666
7,962	Akamai Technologies, Inc.*	671,197
6,214	Amdocs, Ltd.	564,853
1,773	Automatic Data Processing, Inc.	423,499
7,078	Black Knight, Inc.*	437,066
27,011	Block, Inc.*	1,697,371
492	Broadridge Financial Solutions, Inc.	65,992
26,149	Cognizant Technology Solutions Corp., Class A	1,495,461
2,170	Concentrix Corp.	288,957
11,264	DXC Technology Co.*	298,496
600	Euronet Worldwide, Inc.*	56,628
29,875	Fidelity National Information Services, Inc.	2,027,019
26,771	Fiserv, Inc.*	2,705,745
4,550	Genpact, Ltd.	210,756
13,780	Global Payments, Inc.	1,368,630
6,665	GoDaddy, Inc., Class A*	498,675
14,914	International Business Machines Corp.	2,101,233
10,465	Kyndryl Holdings, Inc.*	116,371
6,302	Okta, Inc.*	430,616
40,067	PayPal Holdings, Inc.*	2,853,572
1,022	Snowflake, Inc., Class A*	146,698
2,549	Teradata Corp.*	85,799
5,330	Twilio, Inc., Class A*	260,957
4,136	VeriSign, Inc.*	849,700
13,034	Western Union Co. (The.)	179,478
510	WEX, Inc.*	83,461
634	Wix.com, Ltd.*	48,710

		20,057,606

Leisure Products (0.1%):
2,986	Brunswick Corp.	215,231
6,792	Hasbro, Inc.	414,380
9,725	Mattel, Inc.*	173,494
15,815	Peloton Interactive, Inc., Class A*	125,571
796	Polaris, Inc.	80,396

		1,009,072

Life Sciences Tools & Services (1.5%):
1,442	Agilent Technologies, Inc.	215,795
2,309	Avantor, Inc.*	48,697
3,478	Azenta, Inc.*	202,489
1,097	Bio-Rad Laboratories, Inc., Class A*	461,278
212	Charles River Laboratories International, Inc.*	46,195
7,861	Illumina, Inc.*	1,589,494

See accompanying notes to the financial statements.

9

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Life Sciences Tools & Services, continued
6,344	PerkinElmer, Inc.	$889,556
11,125	Qiagen NV*	554,804
846	Repligen Corp.*	143,236
4,056	Syneos Health, Inc.*	148,774
17,321	Thermo Fisher Scientific, Inc.	9,538,501

		13,838,819

Machinery (2.0%):
2,644	AGCO Corp.	366,696
799	Allison Transmission Holdings, Inc.	33,238
3,394	Caterpillar, Inc.	813,067
2,423	Crane Holdings Co.	243,390
7,094	Cummins, Inc.	1,718,805
4,970	Donaldson Co., Inc.	292,584
7,271	Dover Corp.	984,566
2,557	Esab Corp.	119,974
6,325	Flowserve Corp.	194,051
17,859	Fortive Corp.	1,147,441
5,779	Gates Industrial Corp. plc*	65,938
2,810	Graco, Inc.	189,001
3,080	IDEX Corp.	703,256
1,508	Illinois Tool Works, Inc.	332,212
20,518	Ingersoll-Rand, Inc.	1,072,066
4,047	ITT, Inc.	328,212
2,493	Middleby Corp. (The)*	333,813
2,244	Nordson Corp.	533,444
3,431	Oshkosh Corp.	302,580
18,689	Otis Worldwide Corp.	1,463,536
17,219	PACCAR, Inc.	1,704,164
4,978	Parker-Hannifin Corp.	1,448,598
8,267	Pentair PLC	371,850
2,679	Snap-On, Inc.	612,125
7,339	Stanley Black & Decker, Inc.	551,306
3,308	Timken Co.	233,776
9,175	Westinghouse Air Brake Technologies Corp.	915,757
2,985	Woodward, Inc.	288,381
7,672	Xylem, Inc.	848,293

		18,212,120

Marine (0.0%†):
2,938	Kirby Corp.*	189,060

Media (1.3%):
11,130	Altice USA, Inc., Class A*	51,198
111	Cable One, Inc.	79,016
216,293	Comcast Corp., Class A	7,563,766
13,101	DISH Network Corp., Class A*	183,938
15,210	Fox Corp., Class A	461,928
7,094	Fox Corp., Class B	201,824
20,026	Interpublic Group of Cos., Inc. (The)	667,066
596	Liberty Broadband Corp., Class A*	45,207
3,386	Liberty Broadband Corp., Class C*	258,250
5,286	Liberty Media Corp.-Liberty SiriusXM, Class C*	206,841
2,887	Liberty Media Corp-Liberty SiriusXM, Class A*	113,488
7,975	New York Times Co. (The), Class A	258,869
19,819	News Corp., Class A	360,706
6,485	News Corp., Class B	119,583
1,659	Nexstar Media Group, Inc.	290,375
10,167	Omnicom Group, Inc.	829,322
28,261	Paramount Global, Class B	477,046
33,477	Sirius XM Holdings, Inc.^	195,506

		12,363,929

Shares		Value
Common Stocks, continued
Metals & Mining (1.0%):
9,216	Alcoa Corp.	$419,051
25,950	Cleveland-Cliffs, Inc.*	418,054
71,517	Freeport-McMoRan, Inc.	2,717,646
39,971	Newmont Corp.	1,886,631
13,194	Nucor Corp.	1,739,101
3,061	Reliance Steel & Aluminum Co.	619,669
3,164	Royal Gold, Inc.	356,646
1,558	Southern Copper Corp.	94,088
11,322	SSR Mining, Inc.	177,416
8,554	Steel Dynamics, Inc.	835,726
11,453	United States Steel Corp.	286,898

		9,550,926

Mortgage Real Estate Investment Trusts (REITs) (0.1%):
26,999	AGNC Investment Corp.	279,440
23,539	Annaly Capital Management, Inc.	496,202
20,843	New Residential Investment Corp.	170,287
14,723	Starwood Property Trust, Inc.	269,873

		1,215,802

Multiline Retail (0.3%):
7,268	Dollar Tree, Inc.*	1,027,986
5,875	Kohl’s Corp.	148,344
13,526	Macy’s, Inc.	279,312
779	Nordstrom, Inc.	12,573
3,212	Ollie’s Bargain Outlet Holdings, Inc.*	150,450
10,400	Target Corp.	1,550,016

		3,168,681

Multi-Utilities (1.6%):
13,059	Ameren Corp.	1,161,206
31,604	CenterPoint Energy, Inc.	947,804
14,508	CMS Energy Corp.	918,792
17,690	Consolidated Edison, Inc.	1,686,034
41,729	Dominion Energy, Inc.	2,558,822
9,619	DTE Energy Co.	1,130,521
19,859	NiSource, Inc.	544,534
24,998	Public Service Enterprise Group, Inc.	1,531,627
15,725	Sempra Energy	2,430,142
15,940	WEC Energy Group, Inc.	1,494,534

		14,404,016

Oil, Gas & Consumable Fuels (7.7%):
17,501	Antero Midstream Corp.	188,836
4,717	Antero Resources Corp.*	146,180
16,330	APA Corp.	762,284
5,392	Cheniere Energy, Inc.	808,584
5,953	Chesapeake Energy Corp.	561,785
97,513	Chevron Corp.	17,502,608
62,844	ConocoPhillips	7,415,592
33,283	Coterra Energy, Inc.	817,763
16,646	Devon Energy Corp.	1,023,895
3,674	Diamondback Energy, Inc.	502,530
4,754	DT Midstream, Inc.	262,706
7,962	EOG Resources, Inc.	1,031,238
18,399	EQT Corp.	622,438
207,779	Exxon Mobil Corp.	22,918,024
3,061	Hess Corp.	434,111
7,258	HF Sinclair Corp.	376,618
99,740	Kinder Morgan, Inc.	1,803,299

See accompanying notes to the financial statements.

10

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
31,886	Marathon Oil Corp.	$863,154
23,586	Marathon Petroleum Corp.	2,745,174
7,217	Occidental Petroleum Corp.	454,599
19,693	ONEOK, Inc.	1,293,830
3,411	Ovintiv, Inc.	172,972
2,331	PDC Energy, Inc.	147,972
24,119	Phillips 66	2,510,305
5,320	Pioneer Natural Resources Co.	1,215,035
4,747	Range Resources Corp.	118,770
50,903	Southwestern Energy Co.*	297,783
19,780	Valero Energy Corp.	2,509,291
61,343	Williams Cos., Inc.	2,018,185

		71,525,561

Paper & Forest Products (0.0%†):
3,139	Louisiana-Pacific Corp.	185,829

Personal Products (0.0%†):
15,558	Coty, Inc., Class A*	133,176

Pharmaceuticals (6.5%):
107,379	Bristol-Myers Squibb Co.	7,725,919
5,850	Catalent, Inc.*	263,308
23,446	Elanco Animal Health, Inc.*	286,510
7,844	Eli Lilly & Co.	2,869,649
840	Horizon Therapeutics plc*	95,592
3,093	Jazz Pharmaceuticals plc*	492,746
132,694	Johnson & Johnson	23,440,395
74,105	Merck & Co., Inc.	8,221,950
12,617	Organon & Co.	352,393
6,472	Perrigo Co. plc	220,630
284,969	Pfizer, Inc.	14,601,812
18,275	Royalty Pharma plc, Class A	722,228
60,915	Viatris, Inc.	677,984

		59,971,116

Professional Services (0.6%):
1,188	CACI International, Inc., Class A*	357,101
25,108	Clarivate plc*	209,401
17,412	CoStar Group, Inc.*	1,345,599
13,408	Dun & Bradstreet Holdings, Inc.	164,382
3,100	Equifax, Inc.	602,516
1,045	FTI Consulting, Inc.*	165,946
6,321	Jacobs Solutions, Inc.	758,962
2,591	KBR, Inc.	136,805
6,691	Leidos Holdings, Inc.	703,826
2,532	ManpowerGroup, Inc.	210,688
485	Robert Half International, Inc.	35,808
2,882	Science Applications International Corp.	319,700
2,720	TransUnion	154,360

		5,165,094

Real Estate (0.0%†):
6,914	WeWork, Inc.*	9,887

Real Estate Management & Development (0.2%):
8,281	CBRE Group, Inc., Class A*	637,306
1,663	Howard Hughes Corp. (The)*	127,086
2,375	Jones Lang LaSalle, Inc.*	378,504
14,363	Opendoor Technologies, Inc.*	16,661
2,902	Zillow Group, Inc., Class A*	90,571
7,419	Zillow Group, Inc., Class C*	238,966

		1,489,094

Shares		Value
Common Stocks, continued
Road & Rail (0.8%):
1,469	Avis Budget Group, Inc.*	$240,813
80,539	CSX Corp.	2,495,098
10,601	Hertz Global Holdings, Inc.*	163,150
423	JB Hunt Transport Services, Inc.	73,754
7,985	Knight-Swift Transportation Holdings, Inc.	418,494
115	Landstar System, Inc.	18,734
3,261	Lyft, Inc., Class A*	35,936
11,736	Norfolk Southern Corp.	2,891,985

5,051	RXO, Inc.*	86,877
2,460	Ryder System, Inc.	205,582
3,052	Schneider National, Inc., Class B	71,417
12,558	Uber Technologies, Inc.*	310,559
4,212	U-Haul Holding Co.	231,576
468	U-Haul Holding Co.	28,169

		7,272,144

Semiconductors & Semiconductor Equipment (2.2%):
17,154	Advanced Micro Devices, Inc.*	1,111,065
20,931	Analog Devices, Inc.	3,433,312
2,801	Cirrus Logic, Inc.*	208,618
5,272	First Solar, Inc.*	789,693
2,529	GLOBALFOUNDRIES, Inc.*^	136,288
205,375	Intel Corp.	5,428,061
42,799	Marvell Technology, Inc.	1,585,275
3,841	Microchip Technology, Inc.	269,830
45,020	Micron Technology, Inc.	2,250,100
2,964	MKS Instruments, Inc.	251,140
8,312	ON Semiconductor Corp.*	518,419
5,241	Qorvo, Inc.*	475,044
7,984	Skyworks Solutions, Inc.	727,582
794	Teradyne, Inc.	69,356
14,516	Texas Instruments, Inc.	2,398,334
6,201	Wolfspeed, Inc.*	428,117

		20,080,234

Software (1.5%):
2,085	ANSYS, Inc.*	503,715
5,011	Bill.com Holdings, Inc.*	545,999
5,505	CCC Intelligent Solutions Holdings, Inc.*	47,893
5,476	Ceridian HCM Holding, Inc.*	351,285
1,774	Coupa Software, Inc.*	140,448
18,099	Gen Digital, Inc.	387,862
3,960	Guidewire Software, Inc.*	247,738
1,601	Informatica, Inc.*^	26,080
1,282	Manhattan Associates, Inc.*	155,635
2,409	nCino, Inc.*	63,694
5,355	Nutanix, Inc., Class A*	139,498
23,762	Oracle Corp.	1,942,306
2,512	Paycor HCM, Inc.*	61,469
916	Procore Technologies, Inc.*	43,217
5,293	Roper Technologies, Inc.	2,287,052
38,175	Salesforce, Inc.*	5,061,623
2,715	SentinelOne, Inc., Class A*	39,612
11,422	SS&C Technologies Holdings, Inc.	594,629
271	Tyler Technologies, Inc.*	87,373
18,095	UiPath, Inc., Class A*	229,987
3,357	Unity Software, Inc.*	95,977
5,475	VMware, Inc., Class A*	672,111
6,407	Zoom Video Communications, Inc., Class A*	434,010

		14,159,213

See accompanying notes to the financial statements.

11

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Specialty Retail (1.5%):
2,834	Advance Auto Parts, Inc.	$416,683
1,848	AutoNation, Inc.*	198,290
85	AutoZone, Inc.*	209,625
11,234	Bath & Body Works, Inc.	473,401
6,979	Best Buy Co., Inc.	559,785
255	Burlington Stores, Inc.*	51,704
7,101	CarMax, Inc.*	432,380
2,669	Dick’s Sporting Goods, Inc.	321,054
13,276	GameStop Corp., Class A*^	245,075
9,083	Gap, Inc. (The)	102,456
21,880	Home Depot, Inc. (The)	6,911,017
558	Leslie’s, Inc.*	6,813
1,300	Lithia Motors, Inc.	266,162
4,412	Lowe’s Cos., Inc.	879,047
1,865	O’Reilly Automotive, Inc.*	1,574,116
1,362	Penske Automotive Group, Inc.	156,535
4,468	Petco Health & Wellness Co., Inc.*	42,357
578	RH*	154,436
10,005	Ross Stores, Inc.	1,161,280
1,388	Victoria’s Secret & Co.*	49,663
695	Williams-Sonoma, Inc.	79,869

		14,291,748

Technology Hardware, Storage & Peripherals (0.3%):
10,692	Dell Technologies, Inc., Class C	430,032
65,049	Hewlett Packard Enterprise Co.	1,038,182
28,403	HP, Inc.	763,189
6,436	NCR Corp.*	150,667
15,470	Western Digital Corp.*	488,078

		2,870,148

Textiles, Apparel & Luxury Goods (0.3%):
6,644	Capri Holdings, Ltd.*	380,834
1,784	Carter’s, Inc.	133,104
1,918	Columbia Sportswear Co.	167,978
169	Deckers Outdoor Corp.*	67,458
18,505	Hanesbrands, Inc.	117,692
3,459	PVH Corp.	244,171
2,058	Ralph Lauren Corp.	217,469
5,574	Skechers U.S.A., Inc., Class A*	233,829
11,027	Tapestry, Inc.	419,908
10,245	Under Armour, Inc., Class A*	104,089
10,506	Under Armour, Inc., Class C*	93,714
17,023	VF Corp.	470,005

		2,650,251

Shares		Value
Common Stocks, continued
Thrifts & Mortgage Finance (0.1%):
15,539	MGIC Investment Corp.	$202,007
32,627	New York Community Bancorp, Inc.	280,592
2,177	TFS Financial Corp.	31,371

		513,970

Tobacco (1.3%):
90,896	Altria Group, Inc.	4,154,856
77,768	Philip Morris International, Inc.	7,870,899

		12,025,755

Trading Companies & Distributors (0.2%):
5,441	Air Lease Corp.	209,043
1,012	Core & Main, Inc., Class A*	19,542
2,453	MSC Industrial Direct Co., Inc.	200,410
923	SiteOne Landscape Supply, Inc.*	108,287
1,881	United Rentals, Inc.*	668,545
7,884	Univar Solutions, Inc.*	250,711
828	Watsco, Inc.	206,503
1,114	WESCO International, Inc.*	139,473

		1,802,514

Water Utilities (0.2%):
9,105	American Water Works Co., Inc.	1,387,784
11,405	Essential Utilities, Inc.	544,361

		1,932,145

Wireless Telecommunication Services (0.5%):
29,898	T-Mobile US, Inc.*	4,185,720

Total Common Stocks (Cost $761,579,248)		924,920,292

Short-Term Security Held as Collateral for Securities on Loan (0.2%):
1,751,399	BlackRock Liquidity FedFund, Institutional Class, 1.49%(a)(b)	1,751,399

Total Short-Term Security Held as Collateral for Securities on Loan (Cost $1,751,399)		1,751,399

Unaffiliated Investment Company (0.2%):
Money Markets (0.2%):
1,988,631	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 3.90%(b)	1,988,631

Total Unaffiliated Investment Company (Cost $1,988,631)		1,988,631

Total Investment Securities (Cost $765,319,278) —100.1%(c)		928,660,322
Net other assets (liabilities) — (0.1)%		(1,101,556)

Net Assets — 100.0%		$927,558,766

REIT—Real Estate Investment Trust

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2022. The total value of securities on loan as of December 31, 2022 was $1,715,781.

+	Affiliated Securities

†	Represents less than 0.05%.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2022.

(b)	The rate represents the effective yield at December 31, 2022.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

Percentages indicated are based on net assets as of December 31, 2022.

See accompanying notes to the financial statements.

12

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2022

Futures Contracts

At December 31, 2022, the Fund’s open futures contracts were as follows:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/17/23	12	$2,316,600	$(80,251)

S&P Midcap 400 E-Mini September Futures (U.S. Dollar)	3/17/23	3	732,780	(13,884)

				$(94,135)

See accompanying notes to the financial statements.

13

AZL Russell 1000 Value Index Fund

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investments in non-affiliates, at cost	$761,730,988
Investments in affiliates, at cost	3,588,290

Investments in non-affiliates, at value(a)	$923,323,629
Investments in affiliates, at value	5,336,693
Cash	70,897
Deposit at broker for futures contracts collateral	205,200
Interest and dividends receivable	1,325,121
Reclaims receivable	17,125
Receivable from Manager	71,995
Prepaid expenses	6,071

Total Assets	930,356,731

Liabilities:
Payable for capital shares redeemed	367,647
Payable for collateral received on loaned securities	1,751,399
Payable for variation margin on futures contracts	9,721
Management fees payable	351,968
Administration fees payable	50,036
Distribution fees payable	161,083
Custodian fees payable	9,412
Administrative and compliance services fees payable	4,085
Transfer agent fees payable	2,756
Trustee fees payable	10,206
Other accrued liabilities	79,652

Total Liabilities	2,797,965

Net Assets	$927,558,766

Net Assets Consist of:
Paid in capital	$719,311,147
Total distributable earnings	208,247,619

Net Assets	$927,558,766

Class 1
Net Assets	$180,771,957
Shares of beneficial interest (unlimited number of shares authorized, no par value)	21,524,518
Net Asset Value (offering and redemption price per share)	$8.40

Class 2
Net Assets	$746,786,809
Shares of beneficial interest (unlimited number of shares authorized, no par value)	60,396,658
Net Asset Value (offering and redemption price per share)	$12.36

(a)	Includes securities on loan of $1,715,781.

Statement of Operations

For the Year Ended December 31, 2022

Investment Income:
Dividends from non-affiliates	$21,908,318
Dividends from affiliates	151,227
Interest	3,225
Income from securities lending	85,129
Foreign withholding tax	(3,274)

Total Investment Income	22,144,625

Expenses:
Management fees	4,518,710
Administration fees	145,842
Distribution fees — Class 2	2,081,504
Custodian fees	37,824
Administrative and compliance services fees	15,491
Transfer agent fees	13,627
Trustee fees	61,822
Professional fees	48,027
Licensing fees	222,502
Shareholder reports	31,788
Other expenses	29,793

Total expenses before reductions	7,206,930
Less Management fees contractually waived	(924,299)

Net expenses	6,282,631

Net Investment Income/(Loss)	15,861,994

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	40,463,284
Net realized gains/(losses) on affiliated transactions	62,247
Net realized gains/(losses) on futures contracts	(596,009)
Change in net unrealized appreciation/depreciation on securities and foreign currencies	(149,970,800)
Change in net unrealized appreciation/depreciation on affiliated transactions	(1,740,903)
Change in net unrealized appreciation/depreciation on futures contracts	(122,880)

Net realized and Change in net unrealized gains/losses on investments	(111,905,061)

Change in Net Assets Resulting From Operations	$(96,043,067)

See accompanying notes to the financial statements.

14

AZL Russell 1000 Value Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021

Change In Net Assets:
Operations:
Net investment income/(loss)	$15,861,994	$14,241,225
Net realized gains/(losses) on investments	39,929,522	104,726,700
Change in unrealized appreciation/depreciation on investments	(151,834,583)	107,385,792

Change in net assets resulting from operations	(96,043,067)	226,353,717

Distributions to Shareholders:
Class 1	(29,777,305)	(4,881,633)
Class 2	(86,902,859)	(14,354,281)

Change in net assets resulting from distributions to shareholders	(116,680,164)	(19,235,914)

Capital Transactions:
Class 1
Proceeds from shares issued	14,542	526,725
Proceeds from in-kind shares issued(a)	—	59,450,043
Proceeds from dividends reinvested	29,777,305	4,881,633
Value of shares redeemed	(23,577,132)	(24,412,101)

Total Class 1 Shares	6,214,715	40,446,300

Class 2
Proceeds from shares issued	8,911,501	12,882,008
Proceeds from in-kind shares issued(a)	—	265,078,553
Proceeds from dividends reinvested	86,902,859	14,354,271
Value of shares redeemed	(180,794,379)	(246,954,539)

Total Class 2 Shares	(84,980,019)	45,360,293

Change in net assets resulting from capital transactions	(78,765,304)	85,806,593

Change in net assets	(291,488,535)	292,924,396
Net Assets:
Beginning of period	1,219,047,301	926,122,905

End of period	$927,558,766	$1,219,047,301

Share Transactions:
Class 1
Shares issued	1,397	50,094
Shares from in-kind transactions(a)	—	5,794,012
Dividends reinvested	3,764,514	470,292
Shares redeemed	(2,428,108)	(2,360,216)

Total Class 1 Shares	1,337,803	3,954,182

Class 2
Shares issued	664,830	863,525
Shares from in-kind transactions(a)	—	18,696,734
Dividends reinvested	7,459,473	993,375
Shares redeemed	(12,986,670)	(17,752,163)

Total Class 2 Shares	(4,862,367)	2,801,471

Change in shares	(3,524,564)	6,755,653

Amounts shown as “—” are either $0 or rounds to less than $1.

(a)	See Note 2 in Notes to the Financial Statements.

See accompanying notes to the financial statements.

15

AZL Russell 1000 Value Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated. Does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.)

	Year Ended December 31,
	2022	2021		2020	2019	2018

Class 1

Net Asset Value, Beginning of Period	$10.98	$9.02		$9.75	$8.55	$10.65

Investment Activities:
Net Investment Income/(Loss)	0.17 (a)	0.16	(a)	0.18 (a)	0.21 (a)	0.24
Net Realized and Unrealized Gains/(Losses) on Investments	(1.14)	2.04		(0.06)	1.94	(1.02)

Total from Investment Activities	(0.97)	2.20		0.12	2.15	(0.78)

Distributions to Shareholders From:
Net Investment Income	(0.22)	(0.20)		(0.27)	(0.30)	(0.30)
Net Realized Gains	(1.39)	(0.04)		(0.58)	(0.65)	(1.02)

Total Dividends	(1.61)	(0.24)		(0.85)	(0.95)	(1.32)

Net Asset Value, End of Period	$8.40	$10.98		$9.02	$9.75	$8.55

Total Return(b)	(7.88)%	24.55%		2.25%	26.13%	(8.50)%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$180,772	$221,723		$146,474	$165,337	$148,796
Net Investment Income/(Loss)	1.75%	1.52%		2.08%	2.21%	2.10%
Expenses Before Reductions(c)	0.50%	0.52%		0.52%	0.51%	0.50%
Expenses Net of Reductions	0.41%	0.43%		0.43%	0.43%	0.43%
Portfolio Turnover Rate(d)	12%	38	%(e)	27%	15%	22%

Class 2

Net Asset Value, Beginning of Period	$15.28	$12.48		$13.13	$11.22	$13.56

Investment Activities:
Net Investment Income/(Loss)	0.21 (a)	0.18	(a)	0.21 (a)	0.25 (a)	0.28
Net Realized and Unrealized Gains/(Losses) on Investments	(1.56)	2.83		(0.04)	2.57	(1.34)

Total from Investment Activities	(1.35)	3.01		0.17	2.82	(1.06)

Distributions to Shareholders From:
Net Investment Income	(0.18)	(0.17)		(0.24)	(0.26)	(0.26)
Net Realized Gains	(1.39)	(0.04)		(0.58)	(0.65)	(1.02)

Total Dividends	(1.57)	(0.21)		(0.82)	(0.91)	(1.28)

Net Asset Value, End of Period	$12.36	$15.28		$12.48	$13.13	$11.22

Total Return(b)	(8.18)%	24.25%		2.01%	25.86%	(8.72)%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$746,787	$997,324		$779,649	$787,403	$720,365
Net Investment Income/(Loss)	1.50%	1.27%		1.83%	1.96%	1.85%
Expenses Before Reductions(c)	0.75%	0.77%		0.77%	0.76%	0.75%
Expenses Net of Reductions	0.66%	0.68%		0.68%	0.68%	0.68%
Portfolio Turnover Rate(d)	12%	38	%(e)	27%	15%	22%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e)	Excludes impact of in-kind transactions.

See accompanying notes to the financial statements.

16

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2022

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services—Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Russell 1000 Value Index Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance

17

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2022

Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust.

This report does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred. All share classes have equal voting rights, except that voting with respect to matters that affect a single class is limited to shares of that class.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned on the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2022 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $8,464 during the year ended December 31, 2022. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $1,751,399 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2022. At December 31, 2022, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2022, the Fund did not engage in any Rule 17a-7 transactions.

In-kind Subscriptions

During the year ended December 31, 2021, the Fund issued 5,794,012 shares valued at $59,450,043, and 18,696,734 shares valued at $265,078,553, of Class 1 and Class 2, respectively, in exchange for $34,180,067 in cash, and securities with a fair market value of $290,348,529, received from shareholders of the Franklin Mutual Shares VIP Fund. The Fund did not issue subscriptions in-kind for the year ended December 31, 2022.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2022, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”), if any, is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2022, the monthly average notional amount for long contracts was $5.7 million. There was no short contract activity during the period. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

18

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2022

Summary of Derivative Instruments

The following is a summary of the values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2022:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Value	Statement of Assets and Liabilities Location	Total Value

Equity Risk

Futures Contracts	Receivable for variation margin on futures contracts*	$—	Payable for variation margin on futures contracts*	$94,135

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2022:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$(596,009)	$(122,880)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Management fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2024.

For the year ended December 31, 2022, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL Russell 1000 Value Index Fund, Class 1	0.44%	0.59%

AZL Russell 1000 Value Index Fund, Class 2	0.44%	0.84%

*

The Manager waived, prior to any application of expense limit, the management fee to 0.35% on all assets in order to maintain more competitive expense ratios. The Manager reserves the right to increase the management fee to the amount shown in the table above (i.e., discontinue the waiver) at any time after April 30, 2024.

Any amounts waived or reimbursed by the Manager with respect to the annual expense limits in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2022, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

Management fees, which the Manager waived in order to maintain more competitive expense ratios, are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

At December 31, 2022, the following investments are noted as Affiliated Securities in the Fund’s Schedule of Portfolio Investments.

	Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Change in Net Unrealized Appreciation/ Depreciation	Value 12/31/2022	Shares as of 12/31/2022	Dividend Income	Capital Gains Distributions

BlackRock Inc., Class A	$7,519,494	$356,283	$(860,428)	$62,247	$(1,740,903)	$5,336,693	7,531	$151,227	$—

	$7,519,494	$356,283	$(860,428)	$62,247	$(1,740,903)	$5,336,693	7,531	$151,227	$—

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the

19

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2022

individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of combined average daily net assets of the Funds on the first $4 billion, 0.04% of combined average daily net assets of the Funds on the next $2 billion, 0.02% of combined average daily net assets of the Funds on the next $2 billion and 0.01% of combined average daily net assets of the Funds over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable to Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are determined pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations have become unreliable or are not readily available as defined in Rule 2a-5 under the 1940 Act are valued in accordance with valuation procedures approved by the Board. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with valuation procedures approved by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. These procedures include the Fund’s use of a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The Board has designated the Manager to perform the Fund’s fair value determinations in accordance with valuation procedures approved by the Board. The effect of using fair value pricing is that the Fund’s NAV will be subject to the judgment of the Manager. The Manager’s fair valuation process is subject to the oversight of the Board.

The following is a summary of the valuation inputs used as of December 31, 2022 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total
Common Stocks+	$924,920,292	$—	$—	$924,920,292
Short-Term Security Held as Collateral for Securities on Loan	1,751,399	—	—	1,751,399
Unaffiliated Investment Company	1,988,631	—	—	1,988,631

Total Investment Securities	928,660,322	—	—	928,660,322

Other Financial Instruments:*
Futures Contracts	(94,135)	—	—	(94,135)

Total Investments	$928,566,187	$—	$—	$928,566,187

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.
*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

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AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2022

5. Security Purchases and Sales

For the year ended December 31, 2022, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Russell 1000 Value Index Fund	$119,239,060	$294,618,895

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk. The Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Fund.

Concentration Risk: The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

7. Coronavirus (COVID-19) Pandemic

The global outbreak of the COVID-19 strain of the coronavirus has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may adversely impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objective(s).

8. Recent Regulatory Pronouncements

In December 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-06 “Reference Rate Reform (Topic 848)”. ASU No. 2022-06 updates and clarifies ASU No. 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of LIBOR and other interbank-offered reference rates. The temporary relief provided by ASU No. 2022-06 is effective immediately for certain reference rate-related contract modifications that occur through December 31, 2024. Management does not expect ASU No. 2022-06 to have a material impact on the financial statements.

9. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2022 is $775,935,827. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$217,654,189
Unrealized (depreciation)	(64,929,694)

Net unrealized appreciation/(depreciation)	$152,724,495

The tax character of dividends paid to shareholders during the year ended December 31, 2022 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Russell 1000 Value Index Fund	$33,190,347	$83,489,817	$116,680,164

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

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AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2022

The tax character of dividends paid to shareholders during the year ended December 31, 2021, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Russell 1000 Value Index Fund	$19,235,914	$—	$19,235,914

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2022, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL Russell 1000 Value Index Fund	$19,135,079	$36,388,045	$—	$152,724,495	$208,247,619

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation was attributable primarily to tax deferral of losses on wash sales.

10. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2022, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 70% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL Russell 1000 Value Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Russell 1000 Value Index Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 23, 2023

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2022, 56.60% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2022, the Fund declared net short-term capital gain distributions of $19,152,433.

During the year ended December 31, 2022, the Fund declared net long-term capital gain distributions of $83,489,817.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2024 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.
As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s) and certain competitor or “peer group” funds), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall-out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2022. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 14 and 21, 2022, and September 13, 2022, as well as in various other meetings preceding those meetings. Accordingly, the Advisory Contracts were approved by the Board at an in-person meeting on September 13, 2022. At such meeting the Board also approved the Expense Limitation Agreement between the

26

Manager and the Trust for the period ending April 30, 2024. Additionally, at a subsequent meeting held December 13, 2022, the Board considered and approved a recommendation to reduce, through at least April 30, 2024, the management fee of the AZL FIAM Total Bond Fund.

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for others to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2022 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 14 and 21, 2022, and September 13, 2022, the Manager reported that for the one-year period ended December 31, 2021, nine Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40% of their respective Lipper peer groups. For the three-year period ended December 31, 2021, six Funds were in the top 40%, six were in the middle 20% and seven were in the bottom 40% of their respective Lipper peer groups. For the five-year period ended December 31, 2021, seven Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40% of their respective Lipper peer groups. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Five Funds, the AZL Russell 1000 Value Index Fund, AZL MSCI Emerging Markets Equity Index Fund, AZL Enhanced Bond Index Fund, AZL MetWest Total Return Bond Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Russell 1000 Value Index Fund and the AZL MSCI Emerging Markets Equity Index Fund in December 2021, of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund in February 2022, and of the AZL MetWest Total Return Fund in September 2021, to receive and review enhanced reporting on each Fund’s current investment strategy, process and outlook. As a result of these discussions, the Board understood that the underperformance of these Funds was primarily a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board considered that the Funds that are index funds seek to track their respective indices and do not take defensive positions under any market conditions, including in periods of market decline. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by low short-term interest rates during the periods measured.

The Board considered that the AZL DFA Five-Year Global Fixed Income Fund, which was in the bottom 40% for the three- and five-year periods, had shown improved relative performance in more recent periods.

At the Board meeting held September 13, 2022, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2022.

Thus, at the Board meeting held September 13, 2022, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2022, 18 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

27

Based upon the information provided, the management fee ranking in 2021 for the 19 Funds was as follows: (1) 18 of the Funds had management fee rankings at or below the 65th percentile (with 14 Funds at or below the 50th percentile); and (2) for the AZL MSCI Global Equity Index Fund, it was determined that there was poor peer group comparability due to there being only one other fund in the category. In addition, the Board also considered that the AZL Enhanced Bond Index Fund ranked at the 63rd percentile in the bond index category, but that the Fund’s enhanced bond strategy lacks direct peers.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2019 through 2021. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. In considering profitability information, the Board considered the possible effect of any fall-out benefits to the Subadvisers and their affiliates. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds (other than AZL FIAM Multi-Strategy Fund, AZL FIAM Total Bond Fund, and AZL MSCI Global Equity Index Fund) do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of June 30, 2022, were approximately $14.8 billion, and that no single Fund had assets in excess of $2.5 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as Fund assets change. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

28

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the FOF Trust, and ETF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	50	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	50	Diamond Hill Funds (10 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	50	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	50	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019 - 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc. (a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	50	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	50	None

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	50	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.

(2)	Indefinite.

(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

29

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Associate General Counsel, Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the FOF Trust, 2014 to present, and the ETF Trust, 2020 to present.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.

(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

30

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1222 02/23

AZL® S&P 500 Index Fund

Annual Report

December 31, 2022

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 11

Statement of Operations Page 11

Statements of Changes in Net Assets Page 12

Financial Highlights Page 13

Notes to the Financial Statements Page 14

Report of Independent Registered Public Accounting Firm Page 19

Other Federal Income Tax Information Page 20

Other Information Page 21

Approval of Investment Advisory and Subadvisory Agreements Page 22

Information about the Board of Trustees and Officers Page 25

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® S&P 500 Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® S&P 500 Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2022?*

For the year ended December 31, 2022, the AZL® S&P 500 Index Fund (Class 2 Shares) (the “Fund”) returned (18.51)%. That compared to a (18.11)% return for its benchmark, the S&P 500® Index.1

The Fund seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® Index (the “Index”). The Fund takes positions in securities that, in combination, should have similar return characteristics as the Index. The Index is designed to provide a comprehensive measure of large-cap stock performance. It is an unmanaged, market capitalization-weighted index composed of large-capitalization U.S. equities.

In the first quarter of 2022, the Russian invasion of Ukraine added fuel to existing concerns over rising inflation, interest rate hikes, and rising commodity prices. U.S. economic data, including employment numbers and corporate earnings, remained strong, however. This dynamic complicated matters for the Federal Reserve (the Fed) as it announced a 25-basis-point increase in short-term rates in March to attempt to combat inflation. The Fed also signaled additional rate increases throughout the rest of the year.

During the second quarter, inflation continued to rise, and investors grew increasingly concerned the Fed would not be able to avoid a recession as it sought to check rising consumer prices. Consumer sentiment fell as both prices and the cost of borrowing rose, putting downward pressure on domestic equity market valuations. The Fed added to that pressure with an increasingly hawkish tone, indicating it was willing to accept higher unemployment rates if that was required to rein in inflation.

Equity markets staged a rally in the third quarter as the Fed initially softened its tone in recognition of the many obstacles that threatened economic growth. In support of this shift, data indicated that GDP growth had declined over the first two quarters of 2022. Other data, including employment and wage growth figures, indicated the economy remained resilient, but investors appeared to take the slowdown in GDP growth as a sign the Fed would ease its current policy-tightening trend. By the end of the quarter, however, the Fed’s tone shifted once again, this time toward a more hawkish stance. Inflation data remained stubbornly high during the summer, and Fed Chair Jerome Powell reaffirmed the Fed’s commitment to fighting inflation. The announcement pushed equity markets lower, erasing the gains from earlier in the quarter.

In the fourth quarter, stocks once again staged a rally despite tighter monetary policies. Markets posted gains in both October and November before giving up those gains during December. The Fed raised interest rates at its December meeting, bringing the total rate increase to 450 basis points for the year, and reiterated its plan to continue tightening into 2023. Equity markets fell in response, closing out the year posting their worst annual returns in over a decade.

The sectors within the Index posted mixed returns over the year, with the energy, utilities, and consumer staples sectors among the best performers, while the information technology, consumer discretionary, and communication services sectors lagged.

The Fund uses exchange-traded futures for the purpose of efficient portfolio management, and these derivatives did not have a significant impact on the Fund’s return in 2022. Futures are not used for speculative or leveraged positions in the portfolio and we hold cash to fully cover all outstanding futures positions. The Fund’s use of futures contracts provides immediate market exposure proportionate to cash accruals and investable cash within the portfolio. Successful implementation of cash management and cash equitization techniques is critical to minimizing the potential impact of cash drag and ensure tight tracking to the benchmark.

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2022.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® S&P 500 Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the total return of the Standard & Poor’s 500® Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all 500 stocks in the Index in proportion to their weighting in the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2022
	1 Year	3 Year	5 Year	10 Year
AZL® S&P 500 Index Fund (Class 1 Shares)	(18.31)%	7.32%	9.13%	12.29%
AZL® S&P 500 Index Fund (Class 2 Shares)	(18.51)%	7.05%	8.85%	12.00%
S&P 500® Index	(18.11)%	7.66%	9.42%	12.56%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® S&P 500 Index Fund (Class 1 Shares)	0.24%
AZL® S&P 500 Index Fund (Class 2 Shares)	0.49%

The above expense ratios are based on the current Fund prospectus dated April 29, 2022. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.46% for Class 1 Shares and 0.71% for Class 2 Shares through April 30, 2024. Additional information pertaining to the December 31, 2022 expense ratios can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500® Index (“S&P 500®”), which is an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL S&P 500 Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL S&P 500 Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL S&P 500 Index Fund, Class 1	$1,000.00	$1,021.80	$1.12	0.22%

AZL S&P 500 Index Fund, Class 2	$1,000.00	$1,020.70	$2.39	0.47%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL S&P 500 Index Fund, Class 1	$1,000.00	$1,024.10	$1.12	0.22%

AZL S&P 500 Index Fund, Class 2	$1,000.00	$1,022.84	$2.40	0.47%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Information Technology	25.6%

Health Care	15.7

Financials	11.6

Consumer Discretionary	9.7

Industrials	8.6

Communication Services	7.2

Consumer Staples	7.2

Energy	5.2

Utilities	3.2

Materials	2.7

Real Estate	2.7

Total Common Stocks	99.4

Unaffiliated Investment Company	0.5

Total Investment Securities	99.9

Net other assets (liabilities)	0.1

Net Assets	100.0%

3

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks (99.4%):
Aerospace & Defense (1.9%):
41,338	Boeing Co. (The)*	$7,874,476
16,800	General Dynamics Corp.	4,168,248
27,837	Howmet Aerospace, Inc.	1,097,056
2,885	Huntington Ingalls Industries, Inc.	665,512
14,077	L3harris Technologies, Inc.	2,930,972
17,339	Lockheed Martin Corp.	8,435,250
10,796	Northrop Grumman Corp.	5,890,406
109,094	Raytheon Technologies Corp.	11,009,766
15,863	Textron, Inc.	1,123,100
3,848	TransDigm Group, Inc.	2,422,893

		45,617,679

Air Freight & Logistics (0.6%):
8,750	C.H. Robinson Worldwide, Inc.	801,150
11,888	Expeditors International of Washington, Inc.	1,235,401
17,728	FedEx Corp.	3,070,490
54,473	United Parcel Service, Inc., Class B	9,469,586

		14,576,627

Airlines (0.2%):
9,806	Alaska Air Group, Inc.*	421,070
49,139	American Airlines Group, Inc.*	625,048
47,637	Delta Air Lines, Inc.*	1,565,352
44,615	Southwest Airlines Co.*	1,502,187
24,310	United Airlines Holdings, Inc.*	916,487

		5,030,144

Auto Components (0.1%):
20,452	Aptiv plc*	1,904,695
17,735	BorgWarner, Inc.	713,834

		2,618,529

Automobiles (1.3%):
294,953	Ford Motor Co.	3,430,303
105,609	General Motors Co.	3,552,687
199,524	Tesla, Inc.*	24,577,365

		31,560,355

Banks (3.8%):
518,038	Bank of America Corp.	17,157,418
144,526	Citigroup, Inc.	6,536,911
36,338	Citizens Financial Group, Inc.	1,430,627
9,769	Comerica, Inc.	653,058
51,728	Fifth Third Bancorp	1,697,196
13,850	First Republic Bank	1,688,176
105,542	Huntington Bancshares, Inc.	1,488,142
218,277	JPMorgan Chase & Co.	29,270,946
68,556	KeyCorp	1,194,245
12,687	M&T Bank Corp.	1,840,376
29,981	PNC Financial Services Group, Inc. (The)	4,735,199
68,809	Regions Financial Corp.	1,483,522
4,642	Signature Bank	534,851
4,455	SVB Financial Group*	1,025,274
98,357	Truist Financial Corp.	4,232,302
100,680	U.S. Bancorp	4,390,655
282,324	Wells Fargo & Co.	11,657,158
10,729	Zions Bancorp	527,438

		91,543,494

Shares		Value
Common Stocks, continued
Beverages (1.9%):
13,127	Brown-Forman Corp., Class B	$862,181
289,702	Coca-Cola Co. (The)	18,427,944
12,065	Constellation Brands, Inc., Class A	2,796,064
62,719	Keurig Dr Pepper, Inc.	2,236,560
13,901	Molson Coors Brewing Co., Class B	716,179
28,358	Monster Beverage Corp.*	2,879,188
102,315	PepsiCo, Inc.	18,484,228

		46,402,344

Biotechnology (2.5%):
131,603	AbbVie, Inc.	21,268,361
39,723	Amgen, Inc.	10,432,849
10,785	Biogen, Inc.*	2,986,582
93,030	Gilead Sciences, Inc.	7,986,626
13,664	Incyte Corp.*	1,097,492
24,560	Moderna, Inc.*	4,411,467
7,969	Regeneron Pharmaceuticals, Inc.*	5,749,554
19,141	Vertex Pharmaceuticals, Inc.*	5,527,538

		59,460,469

Building Products (0.4%):
9,760	A O Smith Corp.	558,662
6,778	Allegion plc	713,452
62,712	Carrier Global Corp.	2,586,870
51,739	Johnson Controls International plc	3,311,296
15,974	Masco Corp.	745,507
16,891	Trane Technologies plc	2,839,208

		10,754,995

Capital Markets (3.1%):
7,879	Ameriprise Financial, Inc.	2,453,284
54,243	Bank of New York Mellon Corp. (The)	2,469,141
11,223	BlackRock, Inc., Class A+	7,952,955
7,779	Cboe Global Markets, Inc.	976,031
113,546	Charles Schwab Corp. (The)	9,453,839
26,950	CME Group, Inc.	4,531,912
2,756	FactSet Research Systems, Inc.	1,105,735
22,367	Franklin Resources, Inc.	590,041
25,173	Goldman Sachs Group, Inc. (The)	8,643,906
41,537	Intercontinental Exchange, Inc.	4,261,281
34,577	Invesco, Ltd.	622,040
2,754	MarketAxess Holdings, Inc.	768,063
11,703	Moody’s Corp.	3,260,690
97,996	Morgan Stanley	8,331,620
5,944	MSCI, Inc.	2,764,970
24,808	Nasdaq, Inc.	1,521,971
15,155	Northern Trust Corp.	1,341,066
14,474	Raymond James Financial, Inc.	1,546,547
24,754	S&P Global, Inc.	8,291,105
26,880	State Street Corp.	2,085,082
16,607	T. Rowe Price Group, Inc.	1,811,159

		74,782,438

Chemicals (1.9%):
16,502	Air Products and Chemicals, Inc.	5,086,907
8,781	Albemarle Corp.	1,904,248
7,401	Celanese Corp.	756,678
14,411	CF Industries Holdings, Inc.	1,227,817

See accompanying notes to the financial statements.

4

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Chemicals, continued
52,887	Corteva, Inc.	$3,108,698
52,314	Dow, Inc.	2,636,102
36,795	DuPont de Nemours, Inc.	2,525,241
9,198	Eastman Chemical Co.	749,085
18,486	Ecolab, Inc.	2,690,822
9,400	FMC Corp.	1,173,120
18,857	International Flavors & Fragrances, Inc.	1,976,968
36,750	Linde plc	11,987,115
19,299	Lyondellbasell Industries NV	1,602,396
24,649	Mosaic Co. (The)	1,081,352
17,568	PPG Industries, Inc.	2,209,000
17,602	Sherwin-Williams Co. (The)	4,177,483

		44,893,032

Commercial Services & Supplies (0.5%):
6,399	Cintas Corp.	2,889,916
31,936	Copart, Inc.*	1,944,583
15,303	Republic Services, Inc.	1,973,934
17,773	Rollins, Inc.	649,426
27,674	Waste Management, Inc.	4,341,497

		11,799,356

Communications Equipment (0.9%):
18,184	Arista Networks, Inc.*	2,206,628
305,221	Cisco Systems, Inc.	14,540,729
4,606	F5, Inc.*	661,007
24,540	Juniper Networks, Inc.	784,299
12,382	Motorola Solutions, Inc.	3,190,965

		21,383,628

Construction & Engineering (0.1%):
10,719	Quanta Services, Inc.	1,527,457

Construction Materials (0.1%):
4,588	Martin Marietta Materials, Inc.	1,550,606
9,791	Vulcan Materials Co.	1,714,502

		3,265,108

Consumer Finance (0.5%):
44,604	American Express Co.	6,590,241
28,339	Capital One Financial Corp.	2,634,394
20,070	Discover Financial Services	1,963,448
33,120	Synchrony Financial	1,088,323

		12,276,406

Containers & Packaging (0.3%):
111,169	Amcor plc	1,324,023
5,932	Avery Dennison Corp.	1,073,692
23,819	Ball Corp.	1,218,104
26,957	International Paper Co.	933,521
6,763	Packaging Corp. of America	865,055
11,227	Sealed Air Corp.	560,003
19,064	Westrock Co.	670,290

		6,644,688

Distributors (0.2%):
10,268	Genuine Parts Co.	1,781,601
19,000	LKQ Corp.	1,014,790
2,902	Pool Corp.	877,361

		3,673,752

Diversified Financial Services (1.7%):
133,932	Berkshire Hathaway, Inc., Class B*	41,371,595

Shares		Value
Common Stocks, continued
Diversified Telecommunication Services (0.9%):
529,742	AT&T, Inc.	$9,752,550
67,685	Lumen Technologies, Inc.	353,316
312,593	Verizon Communications, Inc.	12,316,164

		22,422,030

Electric Utilities (2.1%):
18,652	Alliant Energy Corp.	1,029,777
38,505	American Electric Power Co., Inc.	3,656,050
24,361	Constellation Energy Corp.	2,100,162
57,148	Duke Energy Corp.	5,885,673
28,042	Edison International	1,784,032
15,183	Entergy Corp.	1,708,087
17,208	Evergy, Inc.	1,082,899
25,609	Eversource Energy	2,147,059
74,644	Exelon Corp.	3,226,860
39,485	FirstEnergy Corp.	1,656,001
147,717	NextEra Energy, Inc.	12,349,141
17,584	NRG Energy, Inc.	559,523
122,354	PG&E Corp.*	1,989,476
8,160	Pinnacle West Capital Corp.	620,486
55,372	PPL Corp.	1,617,970
80,927	Southern Co. (The)	5,778,997
40,603	Xcel Energy, Inc.	2,846,676

		50,038,869

Electrical Equipment (0.6%):
17,286	AMETEK, Inc.	2,415,200
29,756	Eaton Corp. plc	4,670,204
43,819	Emerson Electric Co.	4,209,253
4,823	Generac Holdings, Inc.*	485,483
8,534	Rockwell Automation, Inc.	2,198,103

		13,978,243

Electronic Equipment, Instruments & Components (0.6%):
44,397	Amphenol Corp., Class A	3,380,388
10,002	CDW Corp.	1,786,157
57,057	Corning, Inc.	1,822,401
13,368	Keysight Technologies, Inc.*	2,286,864
23,907	TE Connectivity, Ltd.	2,744,524
3,450	Teledyne Technologies, Inc.*	1,379,689
18,577	Trimble, Inc.*	939,253
3,733	Zebra Technologies Corp., Class A*	957,178

		15,296,454

Energy Equipment & Services (0.4%):
74,351	Baker Hughes Co.	2,195,585
66,776	Halliburton Co.	2,627,636
105,276	Schlumberger, Ltd.	5,628,055

		10,451,276

Entertainment (1.3%):
53,180	Activision Blizzard, Inc.	4,070,929
19,506	Electronic Arts, Inc.	2,383,243
10,709	Live Nation Entertainment, Inc.*	746,846
33,044	Netflix, Inc.*	9,744,015
11,751	Take-Two Interactive Software, Inc.*	1,223,631
135,694	Walt Disney Co. (The)*	11,789,095
163,263	Warner Bros Discovery, Inc.*	1,547,733

		31,505,492

See accompanying notes to the financial statements.

5

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Equity Real Estate Investment Trusts (1.2%):
34,652	American Tower Corp.	$7,341,373
8,170	Camden Property Trust	914,059
32,104	Crown Castle, Inc.	4,354,586
6,771	Equinix, Inc.	4,435,208
10,061	Extra Space Storage, Inc.	1,480,778
21,242	Iron Mountain, Inc.	1,058,914
11,772	Public Storage	3,298,397
7,964	SBA Communications Corp.	2,232,389
24,513	Simon Property Group, Inc.	2,879,787

		27,995,491

Equity Real Estate Investment Trusts (REITs) (1.4%):
10,819	Alexandria Real Estate Equities, Inc.	1,576,004
10,549	AvalonBay Communities, Inc.	1,703,874
10,624	Boston Properties, Inc.	717,970
21,637	Digital Realty Trust, Inc.	2,169,542
25,262	Equity Residential	1,490,458
4,856	Essex Property Trust, Inc.	1,029,084
5,376	Federal Realty Investment Trust	543,191
159	Gaming and Leisure Properties, Inc.	8,282
38,628	Healthpeak Properties, Inc.	968,404
54,807	Host Hotels & Resorts, Inc.	879,652
44,075	Invitation Homes, Inc.	1,306,383
46,879	Kimco Realty Corp.	992,897
8,675	Mid-America Apartment Communities, Inc.	1,361,888
68,356	Prologis, Inc.	7,705,772
45,643	Realty Income Corp.	2,895,135
11,891	Regency Centers Corp.	743,188
22,171	UDR, Inc.	858,683
30,195	Ventas, Inc.	1,360,285
72,553	VICI Properties, Inc.	2,350,717
12,354	Vornado Realty Trust	257,087
34,287	Welltower, Inc.	2,247,513
54,475	Weyerhaeuser Co.	1,688,725

		34,854,734

Food & Staples Retailing (1.5%):
32,971	Costco Wholesale Corp.	15,051,261
48,882	Kroger Co. (The)	2,179,160
38,024	Sysco Corp.	2,906,935
52,844	Walgreens Boots Alliance, Inc.	1,974,252
104,918	Walmart, Inc.	14,876,323

		36,987,931

Food Products (1.2%):
40,403	Archer-Daniels-Midland Co.	3,751,419
14,874	Campbell Soup Co.	844,099
34,386	Conagra Brands, Inc.	1,330,738
44,377	General Mills, Inc.	3,721,011
10,979	Hershey Co. (The)	2,542,407
22,068	Hormel Foods Corp.	1,005,197
8,067	JM Smucker Co. (The)	1,278,297
19,298	Kellogg Co.	1,374,790
58,593	Kraft Heinz Co. (The)	2,385,321
10,903	Lamb Weston Holdings, Inc.	974,292
18,875	McCormick & Co.	1,564,549
101,799	Mondelez International, Inc., Class A	6,784,903
21,771	Tyson Foods, Inc., Class A	1,355,245

		28,912,268

Shares		Value
Common Stocks, continued
Gas Utilities (0.0%†):
10,367	Atmos Energy Corp.	$1,161,830

Health Care Equipment & Supplies (3.4%):
129,610	Abbott Laboratories	14,229,882
5,479	Align Technology, Inc.*	1,155,521
37,034	Baxter International, Inc.	1,887,623
21,206	Becton Dickinson and Co.	5,392,686
105,995	Boston Scientific Corp.*	4,904,389
3,600	Cooper Cos., Inc. (The)	1,190,412
48,731	Danaher Corp.	12,934,182
16,949	DENTSPLY SIRONA, Inc.	539,656
28,713	Dexcom, Inc.*	3,251,460
46,404	Edwards Lifesciences Corp.*	3,462,202
18,808	Hologic, Inc.*	1,407,026
6,232	IDEXX Laboratories, Inc.*	2,542,407
26,269	Intuitive Surgical, Inc.*	6,970,479
98,373	Medtronic plc	7,645,550
10,936	ResMed, Inc.	2,276,110
7,436	STERIS plc	1,373,355
25,082	Stryker Corp.	6,132,298
3,465	Teleflex, Inc.	864,968
5,347	West Pharmaceutical Services, Inc.	1,258,416
15,430	Zimmer Biomet Holdings, Inc.	1,967,325

		81,385,947

Health Care Providers & Services (3.7%):
11,509	AmerisourceBergen Corp.	1,907,156
19,411	Cardinal Health, Inc.	1,492,124
42,520	Centene Corp.*	3,487,065
22,710	Cigna Corp.	7,524,731
98,101	CVS Health Corp.	9,142,032
3,967	DaVita, Inc.*	296,216
17,821	Elevance Health, Inc.	9,141,638
15,724	HCA Healthcare, Inc.	3,773,131
9,732	Henry Schein, Inc.*	777,295
9,350	Humana, Inc.	4,788,976
6,719	Laboratory Corp. of America Holdings	1,582,190
10,659	McKesson Corp.	3,998,404
4,298	Molina Healthcare, Inc.*	1,419,286
8,349	Quest Diagnostics, Inc.	1,306,118
69,456	UnitedHealth Group, Inc.	36,824,182
4,567	Universal Health Services, Inc., Class B	643,445

		88,103,989

Hotels, Restaurants & Leisure (2.0%):
2,883	Booking Holdings, Inc.*	5,810,052
15,488	Caesars Entertainment, Inc.*	644,301
64,958	Carnival Corp., Class A*	523,562
2,045	Chipotle Mexican Grill, Inc.*	2,837,417
9,274	Darden Restaurants, Inc.	1,282,872
2,600	Domino’s Pizza, Inc.	900,640
11,631	Expedia Group, Inc.*	1,018,876
20,039	Hilton Worldwide Holdings, Inc.	2,532,128
24,406	Las Vegas Sands Corp.*	1,173,196
20,001	Marriott International, Inc., Class A	2,977,949
54,445	McDonald’s Corp.	14,347,891
24,100	MGM Resorts International	808,073
31,090	Norwegian Cruise Line Holdings, Ltd.*	380,542
16,010	Royal Caribbean Cruises, Ltd.*	791,374

See accompanying notes to the financial statements.

6

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
85,724	Starbucks Corp.	$8,503,821
7,751	Wynn Resorts, Ltd.*	639,225
21,054	Yum! Brands, Inc.	2,696,596

		47,868,515

Household Durables (0.3%):
23,740	DR Horton, Inc.	2,116,184
11,032	Garmin, Ltd.	1,018,143
18,993	Lennar Corp., Class A	1,718,866
3,740	Mohawk Industries, Inc.*	382,303
27,332	Newell Brands, Inc.	357,502
222	NVR, Inc.*	1,023,993
17,083	PulteGroup, Inc.	777,789
4,058	Whirlpool Corp.	574,045

		7,968,825

Household Products (1.6%):
17,650	Church & Dwight Co., Inc.	1,422,767
9,274	Clorox Co. (The)	1,301,420
61,647	Colgate-Palmolive Co.	4,857,167
24,962	Kimberly-Clark Corp.	3,388,592
176,154	Procter & Gamble Co. (The)	26,697,900

		37,667,846

Independent Power and Renewable Electricity Producers (0.1%):
49,796	AES Corp. (The)	1,432,133

Industrial Conglomerates (0.9%):
40,857	3M Co.	4,899,571
81,298	General Electric Co.	6,811,959
50,102	Honeywell International, Inc.	10,736,859

		22,448,389

Insurance (2.4%):
41,599	Aflac, Inc.	2,992,632
19,925	Allstate Corp. (The)	2,701,830
55,230	American International Group, Inc.	3,492,745
15,377	Aon plc, Class A	4,615,253
27,865	Arch Capital Group, Ltd.*	1,749,365
15,627	Arthur J. Gallagher & Co.	2,946,315
4,143	Assurant, Inc.	518,123
17,606	Brown & Brown, Inc.	1,003,014
30,940	Chubb, Ltd.	6,825,364
11,599	Cincinnati Financial Corp.	1,187,622
2,813	Everest Re Group, Ltd.	931,862
6,907	Globe Life, Inc.	832,639
23,877	Hartford Financial Services Group, Inc. (The)	1,810,593
12,289	Lincoln National Corp.	377,518
14,145	Loews Corp.	825,078
36,948	Marsh & McLennan Cos., Inc.	6,114,155
48,895	MetLife, Inc.	3,538,531
17,186	Principal Financial Group, Inc.	1,442,249
43,688	Progressive Corp. (The)	5,666,770
27,034	Prudential Financial, Inc.	2,688,802
17,403	Travelers Cos., Inc. (The)	3,262,888
7,998	Willis Towers Watson plc	1,956,151
15,154	WR Berkley Corp.	1,099,726

		58,579,225

Shares		Value
Common Stocks, continued
Interactive Media & Services (4.0%):
444,008	Alphabet, Inc., Class A*	$39,174,826
393,595	Alphabet, Inc., Class C*	34,923,684
20,436	Match Group, Inc.*	847,890
167,157	Meta Platforms, Inc., Class A*	20,115,673

		95,062,073

Internet & Direct Marketing Retail (2.4%):
659,704	Amazon.com, Inc.*	55,415,136
40,043	eBay, Inc.	1,660,583
9,142	Etsy, Inc.*	1,095,029

		58,170,748

IT Services (4.4%):
46,828	Accenture plc, Class A	12,495,584
11,781	Akamai Technologies, Inc.*	993,138
30,760	Automatic Data Processing, Inc.	7,347,334
8,527	Broadridge Financial Solutions, Inc.	1,143,727
38,354	Cognizant Technology Solutions Corp., Class A	2,193,465
16,463	DXC Technology Co.*	436,269
4,379	EPAM Systems, Inc.*	1,435,173
44,109	Fidelity National Information Services, Inc.	2,992,796
47,158	Fiserv, Inc.*	4,766,259
5,479	FleetCor Technologies, Inc.*	1,006,383
5,861	Gartner, Inc.*	1,970,117
20,100	Global Payments, Inc.	1,996,332
67,107	International Business Machines Corp.	9,454,705
5,364	Jack Henry & Associates, Inc.	941,704
63,103	Mastercard, Inc., Class A	21,942,806
23,797	Paychex, Inc.	2,749,981
84,745	PayPal Holdings, Inc.*	6,035,539
6,744	VeriSign, Inc.*	1,385,487
121,697	Visa, Inc., Class A	25,283,769

		106,570,568

Leisure Products (0.0%†):
9,779	Hasbro, Inc.	596,617

Life Sciences Tools & Services (1.3%):
21,903	Agilent Technologies, Inc.	3,277,784
1,594	Bio-Rad Laboratories, Inc., Class A*	670,261
11,273	Bio-Techne Corp.	934,306
3,847	Charles River Laboratories International, Inc.*	838,261
11,756	Illumina, Inc.*	2,377,063
13,797	IQVIA Holdings, Inc.*	2,826,868
1,654	Mettler-Toledo International, Inc.*	2,390,774
9,422	PerkinElmer, Inc.	1,321,153
29,162	Thermo Fisher Scientific, Inc.	16,059,222
4,427	Waters Corp.*	1,516,602

		32,212,294

Machinery (1.9%):
38,685	Caterpillar, Inc.	9,267,379
10,577	Cummins, Inc.	2,562,701
20,417	Deere & Co.	8,753,993
10,372	Dover Corp.	1,404,473
26,357	Fortive Corp.	1,693,437
5,439	IDEX Corp.	1,241,887
20,811	Illinois Tool Works, Inc.	4,584,663
30,388	Ingersoll-Rand, Inc.	1,587,773

See accompanying notes to the financial statements.

7

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Machinery, continued
4,010	Nordson Corp.	$953,257
30,828	Otis Worldwide Corp.	2,414,141
26,115	PACCAR, Inc.	2,584,602
9,662	Parker-Hannifin Corp.	2,811,642
12,489	Pentair PLC	561,755
3,803	Snap-On, Inc.	868,947
10,876	Stanley Black & Decker, Inc.	817,005
13,708	Westinghouse Air Brake Technologies Corp.	1,368,196
13,495	Xylem, Inc.	1,492,142

		44,967,993

Media (0.8%):
7,985	Charter Communications, Inc., Class A*	2,707,714
320,682	Comcast Corp., Class A	11,214,250
20,778	DISH Network Corp., Class A*	291,723
23,080	Fox Corp., Class A	700,940
11,105	Fox Corp., Class B	315,937
28,640	Interpublic Group of Cos., Inc. (The)	953,998
27,741	News Corp., Class A	504,886
6,686	News Corp., Class B	123,290
15,106	Omnicom Group, Inc.	1,232,196
38,384	Paramount Global, Class B	647,922

		18,692,856

Metals & Mining (0.4%):
105,567	Freeport-McMoRan, Inc.	4,011,546
58,605	Newmont Corp.	2,766,156
19,013	Nucor Corp.	2,506,104
12,399	Steel Dynamics, Inc.	1,211,382

		10,495,188

Multiline Retail (0.5%):
16,851	Dollar General Corp.	4,149,559
15,589	Dollar Tree, Inc.*	2,204,908
34,046	Target Corp.	5,074,216

		11,428,683

Multi-Utilities (0.9%):
19,035	Ameren Corp.	1,692,592
47,923	CenterPoint Energy, Inc.	1,437,211
21,173	CMS Energy Corp.	1,340,886
26,453	Consolidated Edison, Inc.	2,521,236
62,060	Dominion Energy, Inc.	3,805,519
14,210	DTE Energy Co.	1,670,101
29,877	NiSource, Inc.	819,227
37,017	Public Service Enterprise Group, Inc.	2,268,032
23,478	Sempra Energy	3,628,290
23,465	WEC Energy Group, Inc.	2,200,078

		21,383,172

Oil, Gas & Consumable Fuels (4.8%):
24,180	APA Corp.	1,128,722
132,240	Chevron Corp.	23,735,758
92,628	ConocoPhillips	10,930,104
57,772	Coterra Energy, Inc.	1,419,458
48,803	Devon Energy Corp.	3,001,873
12,972	Diamondback Energy, Inc.	1,774,310
43,797	EOG Resources, Inc.	5,672,587
28,102	EQT Corp.	950,691
306,137	Exxon Mobil Corp.	33,766,911

Shares		Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
20,807	Hess Corp.	$2,950,849
148,185	Kinder Morgan, Inc.	2,679,185
47,208	Marathon Oil Corp.	1,277,921
34,838	Marathon Petroleum Corp.	4,054,795
54,052	Occidental Petroleum Corp.	3,404,735
33,724	ONEOK, Inc.	2,215,667
35,044	Phillips 66	3,647,380
17,532	Pioneer Natural Resources Co.	4,004,133
17,219	Targa Resources Corp.	1,265,596
28,658	Valero Energy Corp.	3,635,554
90,536	Williams Cos., Inc.	2,978,634

		114,494,863

Personal Products (0.2%):
17,273	Estee Lauder Cos., Inc. (The), Class A	4,285,604

Pharmaceuticals (4.9%):
157,961	Bristol-Myers Squibb Co.	11,365,294
13,617	Catalent, Inc.*	612,901
58,700	Eli Lilly & Co.	21,474,808
194,350	Johnson & Johnson	34,331,928
188,557	Merck & Co., Inc.	20,920,399
18,060	Organon & Co.	504,416
417,739	Pfizer, Inc.	21,404,946
90,778	Viatris, Inc.	1,010,359
34,594	Zoetis, Inc.	5,069,751

		116,694,802

Professional Services (0.4%):
29,176	CoStar Group, Inc.*	2,254,721
9,047	Equifax, Inc.	1,758,375
9,408	Jacobs Solutions, Inc.	1,129,619
9,849	Leidos Holdings, Inc.	1,036,016
8,628	Robert Half International, Inc.	637,005
11,823	Verisk Analytics, Inc.	2,085,814

		8,901,550

Real Estate Management & Development (0.1%):
23,168	CBRE Group, Inc., Class A*	1,783,009

Road & Rail (0.9%):
156,284	CSX Corp.	4,841,678
6,246	JB Hunt Transport Services, Inc.	1,089,053
17,210	Norfolk Southern Corp.	4,240,888
6,683	Old Dominion Freight Line, Inc.	1,896,502
45,702	Union Pacific Corp.	9,463,513

		21,531,634

Semiconductors & Semiconductor Equipment (5.1%):
119,564	Advanced Micro Devices, Inc.*	7,744,160
38,234	Analog Devices, Inc.	6,271,523
63,876	Applied Materials, Inc.	6,220,245
30,057	Broadcom, Inc.	16,805,770
9,989	Enphase Energy, Inc.*	2,646,685
7,370	First Solar, Inc.*	1,103,952
305,187	Intel Corp.	8,066,092
10,549	KLA Corp.	3,977,290
10,139	Lam Research Corp.	4,261,422
40,900	Microchip Technology, Inc.	2,873,225
80,816	Micron Technology, Inc.	4,039,184
3,381	Monolithic Power Systems, Inc.	1,195,555
185,096	NVIDIA Corp.	27,049,930

See accompanying notes to the financial statements.

8

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
19,519	NXP Semiconductors NV	$3,084,588
32,692	ON Semiconductor Corp.*	2,039,000
7,261	Qorvo, Inc.*	658,137
83,438	Qualcomm, Inc.	9,173,174
12,216	Skyworks Solutions, Inc.	1,113,244
4,044	SolarEdge Technologies, Inc.*	1,145,544
11,598	Teradyne, Inc.	1,013,085
67,465	Texas Instruments, Inc.	11,146,567

		121,628,372

Software (8.3%):
34,559	Adobe, Inc.*	11,630,140
6,416	ANSYS, Inc.*	1,550,041
15,964	Autodesk, Inc.*	2,983,193
20,204	Cadence Design Systems, Inc.*	3,245,571
10,915	Ceridian HCM Holding, Inc.*	700,197
48,166	Fortinet, Inc.*	2,354,836
42,980	Gen Digital, Inc.	921,061
20,916	Intuit, Inc.	8,140,926
554,134	Microsoft Corp.	132,892,416
113,063	Oracle Corp.	9,241,770
3,595	Paycom Software, Inc.*	1,115,564
8,131	PTC, Inc.*	976,045
7,875	Roper Technologies, Inc.	3,402,709
74,056	Salesforce, Inc.*	9,819,085
15,131	ServiceNow, Inc.*	5,874,913
11,278	Synopsys, Inc.*	3,600,953
3,188	Tyler Technologies, Inc.*	1,027,843

		199,477,263

Specialty Retail (2.4%):
4,392	Advance Auto Parts, Inc.	645,756
1,408	AutoZone, Inc.*	3,472,381
16,176	Bath & Body Works, Inc.	681,657
14,657	Best Buy Co., Inc.	1,175,638
12,189	CarMax, Inc.*	742,188
76,100	Home Depot, Inc. (The)	24,036,946
46,140	Lowe’s Cos., Inc.	9,192,933
4,652	O’Reilly Automotive, Inc.*	3,926,427
25,895	Ross Stores, Inc.	3,005,633
86,783	TJX Cos., Inc. (The)	6,907,927
8,175	Tractor Supply Co.	1,839,130
3,885	Ulta Beauty, Inc.*	1,822,337

		57,448,953

Shares		Value
Common Stocks, continued
Technology Hardware, Storage & Peripherals (6.3%):
1,111,590	Apple, Inc.	$144,428,889
96,647	Hewlett Packard Enterprise Co.	1,542,486
66,650	HP, Inc.	1,790,885
16,376	NetApp, Inc.	983,543
14,002	Seagate Technology Holdings plc	736,645
23,790	Western Digital Corp.*	750,575

		150,233,023

Textiles, Apparel & Luxury Goods (0.5%):
93,850	NIKE, Inc., Class B	10,981,388
2,861	Ralph Lauren Corp.	302,322
18,776	Tapestry, Inc.	714,990
24,457	VF Corp.	675,258

		12,673,958

Tobacco (0.7%):
132,932	Altria Group, Inc.	6,076,322
115,382	Philip Morris International, Inc.	11,677,812

		17,754,134

Trading Companies & Distributors (0.2%):
43,325	Fastenal Co.	2,050,139
5,113	United Rentals, Inc.*	1,817,263
3,285	W.W. Grainger, Inc.	1,827,281

		5,694,683

Water Utilities (0.1%):
13,464	American Water Works Co., Inc.	2,052,183

Wireless Telecommunication Services (0.3%):
44,221	T-Mobile US, Inc.*	6,190,940

Total Common Stocks (Cost $1,024,835,554)		2,388,666,746

Unaffiliated Investment Company (0.5%):
Money Markets (0.5%):
12,635,733	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 3.90%(a)	12,635,733

Total Unaffiliated Investment Company (Cost $12,635,733)		12,635,733

Total Investment Securities (Cost $1,037,471,287) — 99.9%(b)		2,401,302,479
Net other assets (liabilities) — 0.1%		1,726,373

Net Assets — 100.0%		$2,403,028,852

Percentages indicated are based on net assets as of December 31, 2022.

*	Non-income producing security.

+	Affiliated Securities

†	Represents less than 0.05%.

(a)	The rate represents the effective yield at December 31, 2022.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

9

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2022

Futures Contracts

At December 31, 2022, the Fund’s open futures contracts were as follows:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/17/23	76	$14,671,800	$(110,428)

				$(110,428)

See accompanying notes to the financial statements.

10

AZL S&P 500 Index Fund

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investments in non-affiliates, at cost	$1,033,964,421
Investments in affiliates, at cost	3,506,866

Investments in non-affiliates, at value	$2,393,349,524
Investments in affiliates, at value	7,952,955
Cash	307
Deposit at broker for futures contracts collateral	868,000
Interest and dividends receivable	2,098,886
Foreign currency, at value (cost $114,506)	110,286
Reclaims receivable	58,245
Prepaid expenses	6,552

Total Assets	2,404,444,755

Liabilities:
Payable for capital shares redeemed	103,710
Payable for variation margin on futures contracts	54,468
Management fees payable	355,047
Administration fees payable	160,171
Distribution fees payable	506,573
Custodian fees payable	8,176
Administrative and compliance services fees payable	7,899
Transfer agent fees payable	2,304
Trustee fees payable	19,735
Other accrued liabilities	197,820

Total Liabilities	1,415,903

Net Assets	$2,403,028,852

Net Assets Consist of:
Paid in capital	$944,184,351
Total distributable earnings	1,458,844,501

Net Assets	$2,403,028,852

Class 1
Net Assets	$71,530,320
Shares of beneficial interest (unlimited number of shares authorized, no par value)	4,178,180
Net Asset Value (offering and redemption price per share)	$17.12

Class 2
Net Assets	$2,331,498,532
Shares of beneficial interest (unlimited number of shares authorized, no par value)	137,624,950
Net Asset Value (offering and redemption price per share)	$16.94

Statement of Operations

For the Year Ended December 31, 2022

Investment Income:
Dividends from non-affiliates	$43,043,436
Dividends from affiliates	218,658
Interest	12,714
Income from securities lending	1,018
Foreign withholding tax	20,180

Total Investment Income	43,296,006

Expenses:
Management fees	4,612,365
Administration fees	342,085
Distribution fees — Class 2	6,582,102
Custodian fees	52,492
Administrative and compliance services fees	39,497
Transfer agent fees	14,842
Trustee fees	158,206
Professional fees	122,134
Licensing fees	566,727
Shareholder reports	53,074
Other expenses	76,309

Total expenses	12,619,833

Net Investment Income/(Loss)	30,676,173

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	101,349,114
Net realized gains/(losses) on affiliated transactions	56,612
Net realized gains/(losses) on futures contracts	(2,946,410)
Change in net unrealized appreciation/depreciation on securities and foreign currencies	(717,866,987)
Change in net unrealized appreciation/depreciation on affiliated transactions	(2,441,792)
Change in net unrealized appreciation/depreciation on futures contracts	(226,316)

Net realized and Change in net unrealized gains/losses on investments	(622,075,779)

Change in Net Assets Resulting From Operations	$(591,399,606)

See accompanying notes to the financial statements.

11

AZL S&P 500 Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021

Change In Net Assets:
Operations:
Net investment income/(loss)	$30,676,173	$28,291,652
Net realized gains/(losses) on investments	98,459,316	331,563,957
Change in unrealized appreciation/depreciation on investments	(720,535,095)	415,669,129

Change in net assets resulting from operations	(591,399,606)	775,524,738

Distributions to Shareholders:
Class 1	(10,776,208)	(6,066,971)
Class 2	(347,727,512)	(202,617,986)

Change in net assets resulting from distributions to shareholders	(358,503,720)	(208,684,957)

Capital Transactions:
Class 1
Proceeds from shares issued	78,441	357,240
Proceeds from dividends reinvested	10,776,208	6,066,971
Value of shares redeemed	(10,198,242)	(10,698,137)

Total Class 1 Shares	656,407	(4,273,926)

Class 2
Proceeds from shares issued	14,544,032	432,554,811
Proceeds from dividends reinvested	347,727,512	202,617,985
Value of shares redeemed	(343,033,400)	(702,400,057)

Total Class 2 Shares	19,238,144	(67,227,261)

Change in net assets resulting from capital transactions	19,894,551	(71,501,187)

Change in net assets	(930,008,775)	495,338,594
Net Assets:
Beginning of period	3,333,037,627	2,837,699,033

End of period	$2,403,028,852	$3,333,037,627

Share Transactions:
Class 1
Shares issued	3,882	15,874
Dividends reinvested	641,059	269,643
Shares redeemed	(490,267)	(465,681)

Total Class 1 Shares	154,674	(180,164)

Class 2
Shares issued	743,891	18,802,260
Dividends reinvested	20,897,086	9,090,084
Shares redeemed	(16,545,488)	(30,537,117)

Total Class 2 Shares	5,095,489	(2,644,773)

Change in shares	5,250,163	(2,824,937)

See accompanying notes to the financial statements.

12

AZL S&P 500 Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated. Does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.)

	Year Ended December 31,
	2022	2021	2020	2019	2018

Class 1

Net Asset Value, Beginning of Period	$24.64	$20.53	$18.39	$14.72	$16.25

Investment Activities:
Net Investment Income/(Loss)	0.28 (a)	0.26 (a)	0.28 (a)	0.31 (a)	0.29 (a)
Net Realized and Unrealized Gains/(Losses) on Investments	(4.84)	5.42	2.90	4.20	(0.96)

Total from Investment Activities	(4.56)	5.68	3.18	4.51	(0.67)

Distributions to Shareholders From:
Net Investment Income	(0.29)	(0.29)	(0.35)	(0.31)	(0.31)
Net Realized Gains	(2.67)	(1.28)	(0.69)	(0.53)	(0.55)

Total Dividends	(2.96)	(1.57)	(1.04)	(0.84)	(0.86)

Net Asset Value, End of Period	$17.12	$24.64	$20.53	$18.39	$14.72

Total Return(b)	(18.31)%	28.42%	17.82%	31.27%	(4.63)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$71,530	$99,137	$86,300	$70,738	$62,599
Net Investment Income/(Loss)	1.37%	1.15%	1.53%	1.81%	1.74%
Expenses Before Reductions(c)	0.22%	0.24%	0.25%	0.24%	0.23%
Expenses Net of Reductions	0.22%	0.24%	0.25%	0.24%	0.23%
Portfolio Turnover Rate(d)	2%	17%	10%	3%	4%

Class 2

Net Asset Value, Beginning of Period	$24.40	$20.35	$18.24	$14.61	$16.13

Investment Activities:
Net Investment Income/(Loss)	0.23 (a)	0.20 (a)	0.24 (a)	0.26 (a)	0.25 (a)
Net Realized and Unrealized Gains/(Losses) on Investments	(4.79)	5.37	2.86	4.17	(0.95)

Total from Investment Activities	(4.56)	5.57	3.10	4.43	(0.70)

Distributions to Shareholders From:
Net Investment Income	(0.23)	(0.24)	(0.30)	(0.27)	(0.27)
Net Realized Gains	(2.67)	(1.28)	(0.69)	(0.53)	(0.55)

Total Dividends	(2.90)	(1.52)	(0.99)	(0.80)	(0.82)

Net Asset Value, End of Period	$16.94	$24.40	$20.35	$18.24	$14.61

Total Return(b)	(18.51)%	28.12%	17.50%	30.89%	(4.84)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$2,331,499	$3,233,900	$2,751,399	$2,719,291	$2,370,547
Net Investment Income/(Loss)	1.12%	0.89%	1.31%	1.56%	1.49%
Expenses Before Reductions(c)	0.47%	0.49%	0.50%	0.49%	0.48%
Expenses Net of Reductions	0.47%	0.49%	0.50%	0.49%	0.48%
Portfolio Turnover Rate(d)	2%	17%	10%	3%	4%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to the financial statements.

13

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2022

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL S&P 500 Index Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the period, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust.

14

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2022

This report does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred. All share classes have equal voting rights, except that voting with respect to matters that affect a single class is limited to shares of that class.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned on the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2022 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $1,076 during the year ended December 31, 2022. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund did not have any securities lending transactions accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2022. At December 31, 2022, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2022, the Fund did not engage in any Rule 17a-7 transactions.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2022, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”), if any, is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2022, the monthly average notional amount for long contracts was $11.9 million. There was no short contract activity during the period. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

The following is a summary of the values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2022:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Value	Statement of Assets and Liabilities Location	Total Value

Equity Risk

Futures Contracts	Receivable for variation margin on futures contracts*	$—	Payable for variation margin on futures contracts*	$110,428

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as variation margin on futures contracts.

15

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2022

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2022:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$(2,946,410)	$(226,316)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Management fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2024.

For the year ended December 31, 2022, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL S&P 500 Index Fund, Class 1	0.17%	0.46%

AZL S&P 500 Index Fund, Class 2	0.17%	0.71%

Any amounts contractually waived or reimbursed by the Manager with respect to the annual expense limits in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2022, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

Management fees, which the Manager may waive in order to maintain more competitive expense ratios, are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations, as applicable. During the year ended December 31, 2022, there were no such waivers.

At December 31, 2022, the following investments are noted as Affiliated Securities in the Fund’s Schedule of Portfolio Investments.

	Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gains(Losses)	Change in Net Unrealized Appreciation/ Depreciation	Value 12/31/2022	Shares as of 12/31/2022	Dividend Income	Capital Gains Distributions

BlackRock Inc., Class A	$10,740,434	$371,663	$(773,962)	$56,612	$(2,441,792)	$7,952,955	11,223	$218,658	$—

	$10,740,434	$371,663	$(773,962)	$56,612	$(2,441,792)	$7,952,955	11,223	$218,658	$—

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of combined average daily net assets of the Funds on the first $4 billion, 0.04% of combined average daily net assets of the Funds on the next $2 billion, 0.02% of combined average daily net assets of the Funds on the next $2 billion and 0.01% of combined average daily net assets of the Funds over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

16

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2022

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable to Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are determined pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations have become unreliable or are not readily available as defined in Rule 2a-5 under the 1940 Act are valued in accordance with valuation procedures approved by the Board. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with valuation procedures approved by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. These procedures include the Fund’s use of a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The Board has designated the Manager to perform the Fund’s fair value determinations in accordance with valuation procedures approved by the Board. The effect of using fair value pricing is that the Fund’s NAV will be subject to the judgment of the Manager. The Manager’s fair valuation process is subject to the oversight of the Board.

The following is a summary of the valuation inputs used as of December 31, 2022 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total
Common Stocks+	$2,388,666,746	$—	$—	$2,388,666,746
Unaffiliated Investment Company	12,635,733	—	—	12,635,733

Total Investment Securities	2,401,302,479	—	—	2,401,302,479

Other Financial Instruments:*
Futures Contracts	(110,428)	—	—	(110,428)

Total Investments	$2,401,192,051	$—	$—	$2,401,192,051

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2022, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL S&P 500 Index Fund	$49,582,900	$355,707,523

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk. The Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Fund.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default.

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AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2022

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

7. Coronavirus (COVID-19) Pandemic

The global outbreak of the COVID-19 strain of the coronavirus has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may adversely impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objective(s).

8. Recent Regulatory Pronouncements

In December 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-06 “Reference Rate Reform (Topic 848)”. ASU No. 2022-06 updates and clarifies ASU No. 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of LIBOR and other interbank-offered reference rates. The temporary relief provided by ASU No. 2022-06 is effective immediately for certain reference rate-related contract modifications that occur through December 31, 2024. Management does not expect ASU No. 2022-06 to have a material impact on the financial statements.

9. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2022 is $1,068,661,040. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$1,383,592,688
Unrealized (depreciation)	(50,951,249)

Net unrealized appreciation/(depreciation)	$1,332,641,439

The tax character of dividends paid to shareholders during the year ended December 31, 2022 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL S&P 500 Index Fund	$31,749,280	$326,754,440	$358,503,720

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2021, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL S&P 500 Index Fund	$37,011,304	$171,673,653	$208,684,957

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2022, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL S&P 500 Index Fund	$30,893,950	$95,314,860	$—	$1,332,635,691	$1,458,844,501

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, foreign currency gains or losses, mark-to-market of passive foreign investment companies, and other miscellaneous differences.

10. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2022, the Fund had multiple shareholder accounts which are affiliated with the Manager representing ownership in excess of 55% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL S&P 500 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL S&P 500 Index Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 23, 2023

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2022, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2022, the Fund declared net short-term capital gain distributions of $3,603,972.

During the year ended December 31, 2022, the Fund declared net long-term capital gain distributions of $326,754,440.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2024 (the “Expense Limitation Agreement”)

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s) and certain competitor or “peer group” funds), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall-out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2022. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 14 and 21, 2022, and September 13, 2022, as well as in various other meetings preceding those meetings. Accordingly, the Advisory Contracts were approved by the Board at an in-person meeting on September 13, 2022. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2024. Additionally, at a subsequent meeting held December 13, 2022, the Board considered and approved a recommendation to reduce, through at least April 30, 2024, the management fee of the AZL FIAM Total Bond Fund.

22

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for others to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2022 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 14 and 21, 2022, and September 13, 2022, the Manager reported that for the one-year period ended December 31, 2021, nine Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40% of their respective Lipper peer groups. For the three-year period ended December 31, 2021, six Funds were in the top 40%, six were in the middle 20% and seven were in the bottom 40% of their respective Lipper peer groups. For the five-year period ended December 31, 2021, seven Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40% of their respective Lipper peer groups. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Five Funds, the AZL Russell 1000 Value Index Fund, AZL MSCI Emerging Markets Equity Index Fund, AZL Enhanced Bond Index Fund, AZL MetWest Total Return Bond Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Russell 1000 Value Index Fund and the AZL MSCI Emerging Markets Equity Index Fund in December 2021, of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund in February 2022, and of the AZL MetWest Total Return Fund in September 2021, to receive and review enhanced reporting on each Fund’s current investment strategy, process and outlook. As a result of these discussions, the Board understood that the underperformance of these Funds was primarily a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board considered that the Funds that are index funds seek to track their respective indices and do not take defensive positions under any market conditions, including in periods of market decline. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by low short-term interest rates during the periods measured.

The Board considered that the AZL DFA Five-Year Global Fixed Income Fund, which was in the bottom 40% for the three- and five-year periods, had shown improved relative performance in more recent periods.

At the Board meeting held September 13, 2022, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2022.

Thus, at the Board meeting held September 13, 2022, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2022, 18 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2021 for the 19 Funds was as follows: (1) 18 of the Funds had management fee rankings at or below the 65th percentile (with 14 Funds at or below the 50th percentile); and (2) for the AZL MSCI Global Equity Index Fund, it was determined that there was poor peer group comparability due to there being only one other fund in the category. In addition, the Board also considered that the AZL Enhanced Bond Index Fund ranked at the 63rd percentile in the bond index category, but that the Fund’s enhanced bond strategy lacks direct peers.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

23

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2019 through 2021. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. In considering profitability information, the Board considered the possible effect of any fall-out benefits to the Subadvisers and their affiliates. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds (other than AZL FIAM Multi-Strategy Fund, AZL FIAM Total Bond Fund, and AZL MSCI Global Equity Index Fund) do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of June 30, 2022, were approximately $14.8 billion, and that no single Fund had assets in excess of $2.5 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as Fund assets change. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

24

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the FOF Trust, and ETF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	50	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	50	Diamond Hill Funds (10 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	50	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	50	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019 - 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc. (a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	50	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	50	None

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	50	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.

(2)	Indefinite.

(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

25

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Associate General Counsel, Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the FOF Trust, 2014 to present, and the ETF Trust, 2020 to present.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.

(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

26

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1222 02/23

AZL® Small Cap Stock Index Fund

Annual Report

December 31, 2022

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 12

Statement of Operations Page 12

Statements of Changes in Net Assets Page 13

Financial Highlights Page 14

Notes to the Financial Statements Page 15

Report of Independent Registered Public Accounting Firm Page 21

Other Federal Income Tax Information Page 22

Other Information Page 23

Approval of Investment Advisory and Subadvisory Agreements Page 24

Information about the Board of Trustees and Officers Page 27

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Small Cap Stock Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Small Cap Stock Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2022?*

For the year ended December 31, 2022, the AZL® Small Cap Stock Index Fund (Class 2 Shares) (the “Fund”) returned (16.65)%. That compared to a (16.10)% total return for its benchmark, the S&P SmallCap 600 Index.1

The Fund seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600 Index (the “Index”). The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of small-cap stock performance. It is an unmanaged, market capitalization-weighted index composed of small capitalization U.S. equities.

In the first quarter of 2022, the Russian invasion of Ukraine added fuel to existing concerns over rising inflation, interest rate hikes, and rising commodity prices. U.S. economic data, including employment numbers and corporate earnings, remained strong, however. This dynamic complicated matters for the Federal Reserve (the Fed) as it announced a 25-basis-point increase in short-term rates in March to attempt to combat inflation. The Fed also signaled additional rate increases throughout the rest of the year.

During the second quarter, inflation continued to rise, and investors grew increasingly concerned the Fed would not be able to avoid a recession as it sought to check rising consumer prices. Consumer sentiment fell as both prices and the cost of borrowing rose, putting downward pressure on domestic equity market valuations. The Fed added to that pressure with an increasingly hawkish tone, indicating it was willing to accept higher unemployment rates if that was required to rein in inflation.

Equity markets staged a rally in the third quarter as the Fed initially softened its tone in recognition of the many obstacles that threatened economic growth. In support of this shift, data indicated that GDP growth had declined over the first two quarters of 2022. Other data, including employment and wage growth figures, indicated the economy remained resilient, but investors appeared to take the slowdown in GDP growth as a sign the Fed would ease its current policy-tightening trend. By the end of the quarter, however, the Fed’s tone shifted once again, this time toward a more hawkish stance. Inflation data remained stubbornly high during the summer, and Fed Chair Jerome Powell reaffirmed the Fed’s commitment to fighting inflation. The announcement pushed equity markets lower, erasing the gains from earlier in the quarter.

In the fourth quarter, stocks once again staged a rally despite tighter monetary policies. Markets posted gains in both October and November before giving up those gains during December. The Fed raised interest rates at its December meeting, bringing the total rate increase to 450 basis points for the year, and reiterated its plan to continue tightening into 2023. Equity markets fell in response, closing out the year posting their worst annual returns in over a decade.

The sectors within the Index posted mixed returns over the year, with the energy, utilities, and materials sectors among the best performers, while the consumer discretionary, real estate, and communication services sectors lagged.

The Fund uses exchange-traded futures for the purpose of efficient portfolio management, and these derivatives did not have a significant impact on the Fund’s return in 2022. Futures are not used for speculative or leveraged positions in the portfolio and we hold cash to fully cover all outstanding futures positions. The Fund’s use of futures contracts provides immediate market exposure proportionate to cash accruals and investable cash within the portfolio. Successful implementation of cash management and cash equitization techniques is critical to minimizing the potential impact of cash drag and ensure tight tracking to the benchmark.

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2022.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® Small Cap Stock Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the Standard & Poor’s SmallCap 600 Index (“S&P 600”). This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all of the stocks in the S&P 600 in proportion to their weighting in the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2022
	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
AZL® Small Cap Stock Index Fund (Class 1 Shares)	10/17/2016	(16.45)%	5.43%	5.57%	—	8.76%
AZL® Small Cap Stock Index Fund (Class 2 Shares)	5/1/2007	(16.65)%	5.17%	5.30%	10.22%	7.56%
S&P SmallCap 600 Index	5/1/2007	(16.10)%	5.80%	5.88%	10.82%	8.07%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® Small Cap Stock Index Fund (Class 1 Shares)	0.33%
AZL® Small Cap Stock Index Fund (Class 2 Shares)	0.58%

The above expense ratios are based on the current Fund prospectus dated April 29, 2022. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.46% for Class 1 Shares and 0.71% for Class 2 Shares through April 30, 2024. Additional information pertaining to the December 31, 2022 expense ratios can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s SmallCap 600 Index, an unmanaged index which covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Small Cap Stock Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Small Cap Stock Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL Small Cap Stock Index Fund, Class 1	$1,000.00	$1,033.40	$1.64	0.32%

AZL Small Cap Stock Index Fund, Class 2	$1,000.00	$1,032.40	$2.92	0.57%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL Small Cap Stock Index Fund, Class 1	$1,000.00	$1,023.59	$1.63	0.32%

AZL Small Cap Stock Index Fund, Class 2	$1,000.00	$1,022.33	$2.91	0.57%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Financials	18.0%

Industrials	16.7

Information Technology	13.1

Consumer Discretionary	12.7

Health Care	11.1

Real Estate	8.0

Materials	5.6

Consumer Staples	5.2

Energy	4.6

Utilities	2.6

Communication Services	1.8

Total Common Stocks	99.4

Unaffiliated Investment Company	0.5

Short-Term Security Held as Collateral for Securities on Loan	0.5

Total Investment Securities	100.4

Net other assets (liabilities)	(0.4)

Net Assets	100.0%

3

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks (99.4%):
Aerospace & Defense (1.3%):
23,623	AAR Corp.*	$1,060,673
53,781	Aerojet Rocketdyne Holdings, Inc.*	3,007,972
17,673	AeroVironment, Inc.*	1,513,869
20,725	Moog, Inc., Class A	1,818,826
3,515	National Presto Industries, Inc.	240,637
12,588	Park Aerospace Corp., Class C	168,805
46,466	Triumph Group, Inc.*	488,822

		8,299,604

Air Freight & Logistics (0.9%):
18,240	Atlas Air Worldwide Holdings, Inc.*	1,838,592
19,091	Forward Air Corp.	2,002,455
23,462	Hub Group, Inc., Class A*	1,864,994

		5,706,041

Airlines (0.3%):
11,395	Allegiant Travel Co.*	774,746
36,639	Hawaiian Holdings, Inc.*	375,916
36,782	SkyWest, Inc.*	607,271
23,220	Sun Country Airlines Holdings, Inc.*	368,269

		2,126,202

Auto Components (1.3%):
80,304	American Axle & Manufacturing Holdings, Inc.*	627,977
20,029	Dorman Products, Inc.	1,619,745
23,496	Gentherm, Inc.*	1,534,054
18,096	LCI Industries	1,672,975
13,387	Motorcar Parts of America, Inc.*	158,770
15,364	Patrick Industries, Inc.	931,058
13,187	Standard Motor Products, Inc.	458,908
13,735	XPEL, Inc.*	824,924

		7,828,411

Automobiles (0.2%):
21,525	Winnebago Industries, Inc.	1,134,367

Banks (10.2%):
46,539	Ameris Bancorp	2,193,848
39,473	Banc of California, Inc.	628,805
12,339	BancFirst Corp.	1,088,053
39,535	Bancorp, Inc. (The)*	1,122,003
55,547	BankUnited, Inc.	1,886,931
24,110	Banner Corp.	1,523,752
32,063	Berkshire Hills Bancorp, Inc.	958,684
53,943	Brookline Bancorp, Inc.	763,293
19,182	Central Pacific Financial Corp.	389,011
10,347	City Holding Co.	963,202
56,641	Columbia Banking System, Inc.	1,706,593
38,444	Community Bank System, Inc.	2,420,050
22,248	Customers Bancorp, Inc.*	630,508
92,753	CVB Financial Corp.	2,388,390
22,536	Dime Community Bancshares, Inc.	717,321
22,895	Eagle Bancorp, Inc.	1,008,983
25,141	FB Financial Corp.	908,596
131,199	First BanCorp	1,668,851
25,113	First Bancorp/Southern Pines NC	1,075,841
65,942	First Commonwealth Financial Corp.	921,210
67,843	First Financial Bancorp	1,643,836
91,432	First Hawaiian, Inc.	2,380,889
21,687	Hanmi Financial Corp.	536,753

Shares		Value
Common Stocks, continued
Banks, continued
24,268	Heritage Financial Corp.	$743,571
31,298	Hilltop Holdings, Inc.	939,253
85,207	Hope BanCorp, Inc.	1,091,502
32,553	Independent Bank Corp.	2,748,450
25,459	Independent Bank Group, Inc.	1,529,577
18,009	Lakeland Financial Corp.	1,314,117
24,256	National Bank Holdings Corp.	1,020,450
30,509	NBT Bancorp, Inc.	1,324,701
33,957	OFG Bancorp	935,855
68,102	Pacific Premier Bancorp, Inc.	2,149,299
10,336	Park National Corp.	1,454,792
7,851	Preferred Bank Los Angeles	585,842
39,660	Renasant Corp.	1,490,819
27,471	S&T Bancorp, Inc.	938,959
43,782	Seacoast Banking Corp of Florida	1,365,560
34,723	ServisFirst Bancshares, Inc.	2,392,762
91,310	Simmons First National Corp., Class A	1,970,470
21,339	Southside Bancshares, Inc.	767,991
31,326	Stellar Bancorp, Inc.	922,864
8,907	Tompkins Financial Corp.	691,005
16,520	Triumph Financial, Inc.*	807,332
44,021	Trustmark Corp.	1,536,773
75,555	United Community Banks, Inc.	2,553,759
38,723	Veritex Holdings, Inc.	1,087,342
18,962	Westamerica BanCorp	1,118,948

		63,007,396

Beverages (0.3%):
10,984	MGP Ingredients, Inc.	1,168,478
16,620	National Beverage Corp.*	773,329

		1,941,807

Biotechnology (2.7%):
37,069	Arcus Biosciences, Inc.*	766,587
43,963	Avid Bioservices, Inc.*	605,370
31,984	Cara Therapeutics, Inc.*	343,508
67,319	Catalyst Pharmaceuticals, Inc.*	1,252,133
46,018	Coherus Biosciences, Inc.*	364,463
66,834	Cytokinetics, Inc.*	3,062,334
83,529	Dynavax Technologies Corp.*	888,749
7,258	Eagle Pharmaceuticals, Inc.*	212,151
31,858	Emergent BioSolutions, Inc.*	376,243
13,896	Enanta Pharmaceuticals, Inc.*	646,442
94,777	Ironwood Pharmaceuticals, Inc.*	1,174,287
17,618	iTeos Therapeutics, Inc.*	344,080
11,389	Ligand Pharmaceuticals, Inc.*	760,785
57,628	Myriad Genetics, Inc.*	836,182
50,846	Organogenesis Holdings, Inc.*	136,776
26,907	REGENXBIO, Inc.*	610,251
29,123	Uniqure NV*	660,218
40,389	Vanda Pharmaceuticals, Inc.*	298,475
33,398	Vericel Corp.*	879,703
53,803	Vir Biotechnology, Inc.*	1,361,754
42,605	Xencor, Inc.*	1,109,434

		16,689,925

Building Products (2.1%):
29,729	AAON, Inc.	2,239,188
11,708	American Woodmark Corp.*	572,053

See accompanying notes to the financial statements.

4

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Building Products, continued
15,314	Apogee Enterprises, Inc.	$680,861
22,086	Gibraltar Industries, Inc.*	1,013,306
33,327	Griffon Corp.	1,192,773
13,848	Insteel Industries, Inc.	381,097
87,162	Masterbrand, Inc.*	658,073
41,919	PGT Innovations, Inc.*	752,865
22,856	Quanex Building Products Corp.	541,230
103,805	Resideo Technologies, Inc.*	1,707,592
43,693	UFP Industries, Inc.	3,462,670

		13,201,708

Capital Markets (1.0%):
11,384	B Riley Financial, Inc.	389,333
32,969	Blucora, Inc.*	841,699
29,713	Brightsphere Investment Group, Inc.	611,493
17,826	Donnelley Financial Solutions, Inc.*	688,975
10,039	Piper Sandler Cos.	1,306,977
12,064	StoneX Group, Inc.*	1,149,699
4,863	Virtus Investment Partners, Inc.	930,973
78,271	WisdomTree, Inc.	426,577

		6,345,726

Chemicals (2.9%):
19,646	AdvanSix, Inc.	746,941
19,136	American Vanguard Corp.	415,443
22,819	Balchem Corp.	2,786,428
20,399	Futurefuel Corp.	165,844
38,050	H.B. Fuller Co.	2,725,141
13,116	Hawkins, Inc.	506,278
17,614	Innospec, Inc.	1,811,776
14,703	Koppers Holdings, Inc.	414,625
126,742	Livent Corp.*	2,518,363
22,277	Minerals Technologies, Inc.	1,352,659
9,677	Quaker Chemical Corp.	1,615,091
44,999	Rayonier Advanced Materials, Inc.*	431,990
15,054	Stepan Co.	1,602,649
17,954	Tredegar Corp.	183,490
22,713	Trinseo PLC	515,812

		17,792,530

Commercial Services & Supplies (1.9%):
47,124	ABM Industries, Inc.	2,093,248
32,766	Brady Corp., Class A	1,543,279
30,947	Deluxe Corp.	525,480
53,263	Healthcare Services Group, Inc.	639,156
30,130	HNI Corp.	856,596
40,442	Interface, Inc.	399,163
77,568	KAR Auction Services, Inc.*	1,012,262
21,871	Matthews International Corp., Class A	665,753
53,820	MillerKnoll, Inc.	1,130,758
101,264	Pitney Bowes, Inc.	384,803
10,811	UniFirst Corp.	2,086,415
14,938	Viad Corp.*	364,338

		11,701,251

Communications Equipment (1.6%):
49,902	ADTRAN Holdings, Inc.	937,658
8,050	Clearfield, Inc.*	757,827
20,238	Comtech Telecommunications Corp.	245,689
24,536	Digi International, Inc.*	896,791

Shares		Value
Common Stocks, continued
Communications Equipment, continued
92,680	Extreme Networks, Inc.*	$1,696,971
73,866	Harmonic, Inc.*	967,645
19,981	InterDigital, Inc.	988,660
20,934	NETGEAR, Inc.*	379,115
49,078	NetScout Systems, Inc.*	1,595,526
160,748	Viavi Solutions, Inc.*	1,689,461

		10,155,343

Construction & Engineering (1.3%):
34,131	Arcosa, Inc.	1,854,678
25,061	Comfort Systems USA, Inc.	2,884,020
30,877	Granite Construction, Inc.	1,082,856
11,665	MYR Group, Inc.*	1,073,997
8,741	NV5 Global, Inc.*	1,156,609

		8,052,160

Consumer Finance (0.7%):
16,584	Encore Capital Group, Inc.*	795,037
22,954	Enova International, Inc.*	880,745
38,440	EZCORP, Inc., Class A*	313,286
33,751	Green Dot Corp., Class A*	533,941
27,674	PRA Group, Inc.*	934,827
35,902	PROG Holdings, Inc.*	606,385
2,401	World Acceptance Corp.*	158,322

		4,222,543

Containers & Packaging (0.4%):
25,743	Myers Industries, Inc.	572,267
109,803	O-I Glass, Inc.*	1,819,436

		2,391,703

Diversified Consumer Services (0.9%):
31,732	Adtalem Global Education, Inc.*	1,126,486
57,912	Frontdoor, Inc.*	1,204,569
57,034	Mister Car Wash, Inc.*	526,424
47,216	Perdoceo Education Corp.*	656,302
16,019	Strategic Education, Inc.	1,254,608
28,671	Stride, Inc.*	896,829
39,588	WW International, Inc.*	152,810

		5,818,028

Diversified Telecommunication Services (0.4%):
7,458	ATN International, Inc.	337,922
30,741	Cogent Communications Holdings, Inc.	1,754,696
51,086	Consolidated Communications Holdings, Inc.*	182,888

		2,275,506

Electrical Equipment (0.4%):
17,327	AZZ, Inc.	696,545
12,994	Encore Wire Corp.	1,787,455
6,399	Powell Industries, Inc.	225,117

		2,709,117

Electronic Equipment, Instruments & Components (4.2%):
26,594	Advanced Energy Industries, Inc.	2,281,233
61,922	Arlo Technologies, Inc.*	217,346
20,830	Badger Meter, Inc.	2,271,095
25,982	Benchmark Electronics, Inc.	693,460
22,539	CTS Corp.	888,487
19,424	ePlus, Inc.*	860,095
26,024	Fabrinet*	3,336,797

See accompanying notes to the financial statements.

5

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
13,286	FARO Technologies, Inc.*	$390,741
21,737	Insight Enterprises, Inc.*	2,179,569
32,425	Itron, Inc.*	1,642,326
65,618	Knowles Corp.*	1,077,448
26,307	Methode Electronics, Inc., Class A	1,167,242
11,343	OSI Systems, Inc.*	901,995
7,036	PC Connection, Inc.	329,988
19,775	Plexus Corp.*	2,035,441
13,334	Rogers Corp.*	1,591,280
41,108	Sanmina Corp.*	2,355,077
18,409	ScanSource, Inc.*	537,911
74,043	TTM Technologies, Inc.*	1,116,569

		25,874,100

Energy Equipment & Services (2.3%):
95,310	Archrock, Inc.	855,884
16,702	Bristow Group, Inc.*	453,125
32,870	Core Laboratories NV	666,275
13,037	DMC Global, Inc.*	253,439
23,892	Dril-Quip, Inc.*	649,146
100,266	Helix Energy Solutions Group, Inc.*	739,963
74,612	Helmerich & Payne, Inc.	3,698,517
6,259	Nabors Industries, Ltd.*	969,331
70,991	Oceaneering International, Inc.*	1,241,632
44,720	Oil States International, Inc.*	333,611
153,051	Patterson-UTI Energy, Inc.	2,577,379
67,178	Propetro Holding Corp.*	696,636
58,220	RPC, Inc.	517,576
53,158	U.S. Silica Holdings, Inc.*	664,475

		14,316,989

Entertainment (0.1%):
76,416	Cinemark Holdings, Inc.*	661,763
18,041	Marcus Corp.	259,610

		921,373

Equity Real Estate Investment Trusts (REITs) (7.5%):
68,096	Acadia Realty Trust	977,178
62,555	Agree Realty Corp.	4,437,026
51,216	Alexander & Baldwin, Inc.	959,276
36,684	American Assets Trust, Inc.	972,126
46,785	Armada Hoffler Properties, Inc.	538,028
126,740	Brandywine Realty Trust	779,451
68,912	CareTrust REIT, Inc.	1,280,385
10,822	Centerspace	634,927
33,641	Chatham Lodging Trust	412,775
16,521	Community Healthcare Trust, Inc.	591,452
81,129	CoreCivic, Inc.*	937,851
147,616	DiamondRock Hospitality Co.	1,208,975
63,886	Easterly Government Properties, Inc.^	911,653
101,591	Essential Properties Realty Trust, Inc.	2,384,341
59,163	Four Corners Property Trust, Inc.	1,534,097
47,896	Franklin Street Properties Corp.	130,756
87,679	GEO Group, Inc. (The)*^	960,085
29,536	Getty Realty Corp.	999,794
72,672	Global Net Lease, Inc.	913,487
22,058	Hersha Hospitality Trust	187,934
93,348	Hudson Pacific Properties, Inc.	908,276
48,991	Industrial Logistics Properties Trust	160,201

Shares		Value
Common Stocks, continued
Equity Real Estate Investment Trusts (REITs), continued
19,848	Innovative Industrial Properties, Inc.	$2,011,595
63,833	iStar, Inc.	487,046
28,369	LTC Properties, Inc.	1,007,951
197,558	LXP Industrial Trust	1,979,531
16,208	NexPoint Residential Trust, Inc.	705,372
34,831	Office Properties Income Trust	464,994
40,097	Orion Office REIT, Inc.	342,428
81,459	Outfront Media, Inc.	1,350,590
90,078	Retail Opportunity Investments Corp.	1,353,872
60,408	Rpt Realty	606,496
17,420	Safehold, Inc.	498,560
9,161	Saul Centers, Inc.	372,669
116,738	Service Properties Trust	851,020
133,047	SITE Centers Corp.	1,817,422
74,081	Summit Hotel Properties, Inc.	534,865
149,594	Sunstone Hotel Investors, Inc.	1,445,078
73,749	Tanger Factory Outlet Centers, Inc.	1,323,057
170,161	Uniti Group, Inc.	940,990
9,374	Universal Health Realty Income Trust	447,421
85,116	Urban Edge Properties	1,199,284
20,201	Urstadt Biddle Properties, Inc., Class A	382,809
55,850	Veris Residential, Inc.*	889,691
63,103	Washington Real Estate	1,123,233
31,678	Whitestone REIT	305,376
80,447	Xenia Hotels & Resorts, Inc.	1,060,291

		46,321,715

Food & Staples Retailing (0.8%):
17,585	PriceSmart, Inc.	1,068,816
24,539	SpartanNash Co.	742,059
22,081	The Andersons, Inc.	772,614
23,998	The Chefs’ Warehouse, Inc.*	798,654
41,333	United Natural Foods, Inc.*	1,600,001

		4,982,144

Food Products (2.1%):
51,534	B&G Foods, Inc.^	574,604
12,704	Calavo Growers, Inc.	373,498
26,809	Cal-Maine Foods, Inc.	1,459,750
21,908	Fresh Del Monte Produce, Inc.	573,771
64,375	Hain Celestial Group, Inc. (The)*	1,041,588
94,226	Hostess Brands, Inc.*	2,114,431
10,268	J & J Snack Foods Corp.	1,537,222
6,407	John B Sanfilippo & Son, Inc.	521,017
3,655	Seneca Foods Corp., Class A*	222,772
59,606	Simply Good Foods Co. (The)*	2,266,816
12,735	Tootsie Roll Industries, Inc.	542,129
35,834	TreeHouse Foods, Inc.*	1,769,483

		12,997,081

Gas Utilities (0.9%):
12,538	Chesapeake Utilities Corp.	1,481,741
25,269	Northwest Natural Holding Co.	1,202,552
86,676	South Jersey Industries, Inc.	3,079,598

		5,763,891

Health Care (0.0%†):
4,420	Omniab, Inc. – Vesting 12.5*(a)(b)	—
4,420	Omniab, Inc. – Vesting 15*(a)(b)	—

		—

See accompanying notes to the financial statements.

6

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Health Care Equipment & Supplies (3.0%):
27,559	AngioDynamics, Inc.*	$379,487
10,435	Anika Therapeutics, Inc.*	308,876
28,610	Artivion, Inc.*	346,753
32,936	Avanos Medical, Inc.*	891,248
24,384	BioLife Solutions, Inc.*	443,789
29,499	Cardiovascular Systems, Inc.*	401,776
21,825	CONMED Corp.	1,934,568
12,478	Cutera, Inc.*	551,777
41,020	Embecta Corp.	1,037,396
33,658	Glaukos Corp.*	1,470,182
7,240	Heska Corp.*	450,038
16,528	Inogen, Inc.*	325,767
23,537	Integer Holdings Corp.*	1,611,343
13,483	LeMaitre Vascular, Inc.	620,488
30,265	Meridian Bioscience, Inc.*	1,005,101
40,250	Merit Medical Systems, Inc.*	2,842,455
3,568	Mesa Laboratories, Inc.	593,037
36,643	NuVasive, Inc.*	1,511,157
51,875	OraSure Technologies, Inc.*	250,038
14,229	Orthofix Medical, Inc.*	292,121
10,010	Surmodics, Inc.*	341,541
27,735	Varex Imaging Corp.*	563,021
14,879	Zimvie, Inc.*	138,970
15,020	Zynex, Inc.	208,928

		18,519,857

Health Care Providers & Services (3.1%):
54,113	AdaptHealth Corp.*	1,040,052
11,349	Addus HomeCare Corp.*	1,129,112
23,124	Agiliti, Inc.*	377,153
30,605	AMN Healthcare Services, Inc.*	3,146,806
28,069	Apollo Medical Holdings, Inc.*	830,562
91,485	Community Health Systems, Inc.	395,215
6,437	CorVel Corp.*	935,489
24,897	Cross Country Healthcare, Inc.*	661,513
35,209	Enhabit, Inc.*	463,350
39,149	Ensign Group, Inc. (The)	3,703,887
14,172	Fulgent Genetics, Inc.*	422,042
10,257	Joint Corp. (The)*	143,393
8,962	ModivCare, Inc.*	804,160
54,060	Owens & Minor, Inc.*	1,055,792
58,306	Pediatrix Medical Group, Inc.*	866,427
34,488	RadNet, Inc.*	649,409
74,065	Select Medical Holdings Corp.	1,839,034
20,217	The Pennant Group, Inc.*	221,983
9,156	U.S. Physical Therapy, Inc.	741,911

		19,427,290

Health Care Technology (0.6%):
9,776	Computer Programs and Systems, Inc.*	266,103
17,360	HealthStream, Inc.*	431,222
39,422	NextGen Healthcare, Inc.*	740,345
12,582	OptimizeRx Corp.*	211,378
11,278	Simulations Plus, Inc.	412,436
77,607	Veradigm, Inc.*	1,368,988

		3,430,472

Hotels, Restaurants & Leisure (1.8%):
16,500	BJ’s Restaurants, Inc.*	435,270

Shares		Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
61,735	Bloomin’ Brands, Inc.	$1,242,108
31,284	Brinker International, Inc.*	998,272
33,717	Cheesecake Factory, Inc. (The)	1,069,166
12,477	Chuy’s Holdings, Inc.*	353,099
29,505	Dave & Buster’s Entertainment, Inc.*	1,045,657
10,986	Dine Brands Global, Inc.	709,696
12,947	El Pollo Loco Holdings, Inc.	128,952
15,635	Golden Entertainment, Inc.*	584,749
14,816	Jack in the Box, Inc.	1,010,896
9,395	Monarch Casino & Resort, Inc.*	722,382
21,212	Ruth’s Hospitality Group, Inc.	328,362
26,649	Shake Shack, Inc., Class A*	1,106,733
53,268	Six Flags Entertainment Corp.*	1,238,481

		10,973,823

Household Durables (2.4%):
5,821	Cavco Industries, Inc.*	1,317,001
19,917	Century Communities, Inc.	996,049
15,717	Ethan Allen Interiors, Inc.	415,243
18,169	Green Brick Partners, Inc.*	440,235
16,663	Installed Building Products, Inc.	1,426,353
19,251	iRobot Corp.*	926,551
30,549	La-Z-Boy, Inc.	697,128
14,468	LGI Homes, Inc.*	1,339,737
19,007	M/I Homes, Inc.*	877,743
41,130	MDC Holdings, Inc.	1,299,708
25,884	Meritage Homes Corp.*	2,386,505
90,896	Sonos, Inc.*	1,536,143
71,346	Tri Pointe Homes, Inc.*	1,326,322
8,610	Universal Electronics, Inc.*	179,174

		15,163,892

Household Products (0.5%):
7,070	Central Garden & Pet Co.*	264,772
29,669	Central Garden & Pet Co., Class A*	1,062,150
9,305	WD-40 Co.	1,500,059

		2,826,981

Insurance (2.7%):
31,445	AMBAC Financial Group, Inc.*	548,401
48,886	American Equity Investment Life Holding Co.	2,230,179
13,376	Amerisafe, Inc.	695,151
42,186	Assured Guaranty, Ltd.	2,626,500
19,037	Employers Holdings, Inc.	821,066
350,206	Genworth Financial, Inc., Class A*	1,852,590
4,977	HCI Group, Inc.	197,039
28,804	Horace Mann Educators Corp.	1,076,405
26,609	James River Group Holdings	556,394
18,957	Mercury General Corp.	648,329
17,734	Palomar Holdings, Inc.*	800,867
38,016	ProAssurance Corp.	664,140
10,275	Safety Insurance Group, Inc.	865,772
59,093	SiriusPoint, Ltd.*	348,649
19,469	Stewart Information Services Corp.	831,910
24,937	Trupanion, Inc.*	1,185,256
15,099	United Fire Group, Inc.	413,109
19,123	Universal Insurance Holdings, Inc.	202,513

		16,564,270

See accompanying notes to the financial statements.

7

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Interactive Media & Services (0.4%):
44,010	Cars.com, Inc.*	$606,018
35,933	QuinStreet, Inc.*	515,638
49,747	Yelp, Inc.*	1,360,083

		2,481,739

Internet & Direct Marketing Retail (0.2%):
19,380	Liquidity Services, Inc.*	272,483
15,499	PetMed Express, Inc.^	274,332
17,590	Shutterstock, Inc.	927,345

		1,474,160

IT Services (1.5%):
17,177	Bread Financial Holdings, Inc.	646,886
21,980	CSG Systems International, Inc.	1,257,256
46,495	Evertec, Inc.	1,505,508
47,951	LiveRamp Holdings, Inc.*	1,123,971
142,261	Payoneer Global, Inc.*	778,168
24,825	Perficient, Inc.*	1,733,530
235,038	Sabre Corp.*	1,452,535
12,527	TTEC Holdings, Inc.	552,816
50,001	Unisys Corp.*	255,505

		9,306,175

Leisure Products (0.7%):
56,335	Academy Sports & Outdoors, Inc.	2,959,841
12,489	Sturm, Ruger & Co., Inc.	632,193
40,057	Vista Outdoor, Inc.*	976,189

		4,568,223

Life Sciences Tools & Services (0.1%):
89,801	Neogenomics, Inc.*	829,761

Machinery (4.9%):
7,225	Alamo Group, Inc.	1,023,060
21,967	Albany International Corp., Class A	2,165,727
16,147	Astec Industries, Inc.	656,537
36,172	Barnes Group, Inc.	1,477,626
14,430	CIRCOR International, Inc.*	345,743
39,884	Enerpac Tool Group Corp.	1,015,048
14,639	EnPro Industries, Inc.	1,591,113
17,821	ESCO Technologies, Inc.	1,560,050
42,676	Federal Signal Corp.	1,983,154
27,542	Franklin Electric Co., Inc.	2,196,475
56,963	Harsco Corp.*	358,297
49,241	Hillenbrand, Inc.	2,101,113
22,695	John Bean Technologies Corp.	2,072,734
7,701	Lindsay Corp.	1,254,108
40,230	Mueller Industries, Inc.	2,373,570
19,326	Proto Labs, Inc.*	493,393
31,782	SPX Technologies, Inc.*	2,086,488
8,358	Standex International Corp.	855,943
13,193	Tennant Co.	812,293
23,111	The Greenbrier Cos., Inc.	774,912
35,365	Titan International, Inc.*	541,792
57,467	Trinity Industries, Inc.	1,699,299
33,532	Wabash National Corp.	757,823

		30,196,298

Marine (0.3%):
26,866	Matson, Inc.	1,679,394

Shares		Value
Common Stocks, continued
Media (0.5%):
21,160	AMC Networks, Inc., Class A*	$331,577
41,675	E.W. Scripps Co. (The), Class A*	549,693
105,156	Gannett Co, Inc.*	213,467
21,230	Scholastic Corp.	837,736
19,235	TechTarget, Inc.*	847,494
23,477	Thryv Holdings, Inc.*	446,063

		3,226,030

Metals & Mining (1.9%):
71,877	Arconic Corp.*	1,520,917
91,113	ATI, Inc.*	2,720,634
34,610	Carpenter Technology Corp.	1,278,493
36,930	Century Aluminum Co.*	302,088
24,157	Compass Minerals International, Inc.	990,437
8,497	Haynes International, Inc.	388,228
11,304	Kaiser Aluminum Corp.	858,652
14,561	Materion Corp.	1,274,233
6,567	Olympic Steel, Inc.	220,520
60,643	SunCoke Energy, Inc.	523,349
27,748	TimkenSteel Corp.*	504,181
36,742	Warrior Met Coal, Inc.	1,272,743

		11,854,475

Mortgage Real Estate Investment Trusts (REITs) (1.2%):
91,046	Apollo Commercial Real Estate Finance, Inc.	979,655
95,394	Armour Residential REIT, Inc.^	537,068
39,757	Ellington Financial, Inc.	491,794
57,649	Franklin BSP Realty Trust, Inc.^	743,672
37,073	Granite Point Mortgage Trust, Inc.	198,712
24,988	Invesco Mortgage Capital, Inc.	318,097
39,869	KKR Real Estate Finance Trust, Inc.	556,571
264,929	New York Mortgage Trust, Inc.	678,218
62,241	Pennymac Mortgage Investment Trust	771,166
68,170	Ready Capital Corp.	759,414
81,980	Redwood Trust, Inc.	554,185
61,054	Two Harbors Investment Corp.	962,822

		7,551,374

Multiline Retail (0.1%):
21,067	Big Lots, Inc.	309,685

Multi-Utilities (0.5%):
52,077	Avista Corp.	2,309,094
11,286	Unitil Corp.	579,649

		2,888,743

Oil, Gas & Consumable Fuels (2.3%):
36,578	Callon Petroleum Co.*	1,356,678
37,004	Civitas Resources, Inc.	2,143,642
23,221	CONSOL Energy, Inc.	1,509,365
21,771	Dorian LPG, Ltd.	412,560
35,914	Green Plains, Inc.*	1,095,377
11,977	Laredo Petroleum, Inc.*	615,857
37,326	PAR Pacific Holdings, Inc.*	867,830
13,684	Ranger Oil Corp.	553,244
11,840	REX American Resources Corp.*	377,222
87,331	SM Energy Co.	3,041,739
46,342	Talos Energy, Inc.*	874,937
44,855	World Fuel Services Corp.	1,225,887

		14,074,338

See accompanying notes to the financial statements.

8

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Paper & Forest Products (0.4%):
11,887	Clearwater Paper Corp.*	$449,448
38,877	Mativ Holdings, Inc.	812,529
29,147	Mercer International, Inc.	339,271
23,387	Sylvamo Corp.	1,136,374

		2,737,622

Personal Products (1.2%):
36,923	Edgewell Personal Care Co.	1,423,013
35,263	elf Beauty, Inc.*	1,950,044
12,736	Inter Parfums, Inc.	1,229,279
7,321	Medifast, Inc.	844,477
35,708	Nu Skin Enterprises, Inc., Class A	1,505,449
8,486	Usana Health Sciences, Inc.*	451,455

		7,403,717

Pharmaceuticals (1.6%):
26,375	Amphastar Pharmaceuticals, Inc.*	739,027
8,622	ANI Pharmaceuticals, Inc.*	346,863
23,582	Collegium Pharmaceutical, Inc.*	547,102
67,747	Corcept Therapeutics, Inc.*	1,375,942
20,886	Harmony Biosciences Holdings, Inc.*	1,150,819
44,518	Innoviva, Inc.*	589,864
135,137	Nektar Therapeutics*	305,410
32,581	Pacira BioSciences, Inc.*	1,257,952
14,664	Phibro Animal Health Corp., Class A	196,644
35,268	Prestige Consumer Healthcare, Inc.*	2,207,777
39,821	Supernus Pharmaceuticals, Inc.*	1,420,415

		10,137,815

Professional Services (1.2%):
35,981	Exponent, Inc.	3,565,357
8,519	Forrester Research, Inc.*	304,639
14,272	Heidrick & Struggles International, Inc.	399,188
24,644	Kelly Services, Inc., Class A	416,484
38,179	Korn Ferry	1,932,621
22,681	Resources Connection, Inc.	416,877
23,189	TrueBlue, Inc.*	454,041

		7,489,207

Real Estate Management & Development (0.6%):
86,101	Cushman & Wakefield plc*	1,072,819
49,301	Douglas Elliman, Inc.	200,655
17,701	Marcus & Millichap, Inc.	609,799
13,500	RE/MAX Holdings, Inc., Class A	251,640
78,936	Realogy Holdings Corp.*	504,401
24,041	The St Joe Co.	929,185

		3,568,499

Road & Rail (0.4%):
17,561	ArcBest Corp.	1,229,972
33,399	Heartland Express, Inc.	512,341
40,864	Marten Transport, Ltd.	808,290

		2,550,603

Semiconductors & Semiconductor Equipment (3.4%):
16,577	Alpha & Omega Semiconductor, Ltd.*	473,605
23,504	Axcelis Technologies, Inc.*	1,865,277
17,512	CEVA, Inc.*	447,957
34,388	Cohu, Inc.*	1,102,135
32,501	Diodes, Inc.*	2,474,626
55,413	FormFactor, Inc.*	1,231,831

Shares		Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
21,378	Ichor Holdings, Ltd.*	$573,358
41,703	Kulicke & Soffa Industries, Inc.	1,845,775
51,911	MaxLinear, Inc., Class A*	1,762,378
35,395	Onto Innovation, Inc.*	2,410,046
21,580	PDF Solutions, Inc.*	615,462
44,278	Photronics, Inc.*	745,199
76,197	Rambus, Inc.*	2,729,377
20,317	Semtech Corp.*	582,895
35,062	SMART Global Holdings, Inc.*	521,723
33,016	Ultra Clean Holdings, Inc.*	1,094,480
37,994	Veeco Instruments, Inc.*	705,928

		21,182,052

Software (2.1%):
80,578	8x8, Inc.*	348,097
45,629	A10 Networks, Inc.	758,810
74,151	Adeia, Inc.	702,951
14,031	Agilysys, Inc.*	1,110,413
35,771	Alarm.com Holdings, Inc.*	1,769,949
25,186	Cerence, Inc.*	466,697
12,641	Consensus Cloud Solutions, Inc.*	679,580
64,284	Digital Turbine, Inc.*	979,688
17,081	Ebix, Inc.^	340,937
50,441	LivePerson, Inc.*	511,472
25,986	OneSpan, Inc.*	290,783
31,008	Progress Software Corp.	1,564,354
25,709	SPS Commerce, Inc.*	3,301,807
30,280	Xperi, Inc.*	260,711

		13,086,249

Specialty Retail (4.2%):
22,098	Aaron’s Co., Inc. (The)	264,071
35,062	Abercrombie & Fitch Co., Class A*	803,270
123,784	American Eagle Outfitters, Inc.	1,728,025
4,152	America’s Car-Mart, Inc.*	300,023
15,622	Asbury Automotive Group, Inc.*	2,800,243
55,563	Bed Bath & Beyond, Inc.*^	139,463
21,153	Boot Barn Holdings, Inc.*	1,322,486
25,496	Caleres, Inc.	568,051
86,957	Chico’s FAS, Inc.*	427,828
35,381	Designer Brands, Inc., Class A	346,026
8,781	Genesco, Inc.*	404,102
10,308	Group 1 Automotive, Inc.	1,859,254
21,659	Guess?, Inc.	448,125
9,121	Haverty Furniture Cos., Inc.	272,718
8,983	Hibbett, Inc.	612,820
105,151	Leslie’s, Inc.*	1,283,894
15,278	MarineMax, Inc.*	476,979
22,130	Monro, Inc.	1,000,276
55,897	National Vision Holdings, Inc.*	2,166,568
28,410	ODP Corp. (The)*	1,293,791
35,529	Rent-A-Center, Inc.	801,179
75,810	Sally Beauty Holdings, Inc.*	949,141
12,029	Shoe Carnival, Inc.	287,613
32,732	Signet Jewelers, Ltd.	2,225,776
15,921	Sleep Number Corp.*	413,628
11,704	Sonic Automotive, Inc., Class A	576,656
20,816	The Buckle, Inc.	944,006
9,547	The Children’s Place, Inc.*	347,702

See accompanying notes to the financial statements.

9

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks, continued
Specialty Retail, continued
42,636	Urban Outfitters, Inc.*	$1,016,869
11,556	Zumiez, Inc.*	251,227

		26,331,810

Technology Hardware, Storage & Peripherals (0.3%):
96,193	3D Systems Corp.*	711,828
23,855	Avid Technology, Inc.*	634,305
27,891	Corsair Gaming, Inc.*	378,481

		1,724,614

Textiles, Apparel & Luxury Goods (0.9%):
30,274	G-III Apparel Group, Ltd.*	415,056
35,123	Kontoor Brands, Inc.	1,404,569
11,053	Movado Group, Inc.	356,459
10,537	Oxford Industries, Inc.	981,838
52,282	Steven Madden, Ltd.	1,670,933
55,579	Wolverine World Wide, Inc.	607,478

		5,436,333

Thrifts & Mortgage Finance (2.3%):
38,481	Axos Financial, Inc.*	1,470,744
90,742	Capitol Federal Financial, Inc.	784,918
12,842	HomeStreet, Inc.	354,182
8,033	LendingTree, Inc.*	171,344
50,111	Mr Cooper Group, Inc.*	2,010,954
58,910	NMI Holdings, Inc., Class A*	1,231,219
29,292	Northfield Bancorp, Inc.	460,763
90,295	Northwest Bancshares, Inc.	1,262,324
20,556	Pathward Financial, Inc.	884,936
54,107	Provident Financial Services, Inc.	1,155,726
13,295	TrustCo Bank Corp. NY	499,759
21,971	Walker & Dunlop, Inc.	1,724,284
44,081	WSFS Financial Corp.	1,998,633

		14,009,786

Tobacco (0.3%):
17,307	Universal Corp.	913,983
93,906	Vector Group, Ltd.	1,113,725

		2,027,708

Shares		Value
Common Stocks, continued
Trading Companies & Distributors (1.6%):
27,383	Applied Industrial Technologies, Inc.	$3,451,080
28,109	Boise Cascade Co.	1,930,245
10,977	DXP Enterprises, Inc.*	302,416
29,906	GMS, Inc.*	1,489,319
19,967	Kaman Corp., Class A	445,264
77,783	NOW, Inc.*	987,844
9,604	Veritiv Corp.	1,168,903

		9,775,071

Water Utilities (1.2%):
26,423	American States Water Co.	2,445,448
38,714	California Water Service Group	2,347,617
12,516	Middlesex Water Co.	984,634
18,699	SJW Group	1,518,172

		7,295,871

Wireless Telecommunication Services (0.3%):
45,928	Gogo, Inc.*	677,897
36,056	Shenandoah Telecommunications Co.	572,569
70,909	Telephone and Data Systems, Inc.	743,836

		1,994,302

Total Common Stocks (Cost $491,491,648)		616,674,900

Short-Term Security Held as Collateral for Securities on Loan (0.5%):
3,082,307	BlackRock Liquidity FedFund, Institutional Class, 1.49%(c)(d)	3,082,307

Total Short-Term Security Held as Collateral for Securities on Loan (Cost $3,082,307)		3,082,307

Unaffiliated Investment Company (0.5%):
Money Markets (0.5%):
2,909,879	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 3.90%(d)	2,909,879

Total Unaffiliated Investment Company (Cost $2,909,879)		2,909,879

Total Investment Securities (Cost $497,483,834) — 100.4%(e)		622,667,086
Net other assets (liabilities) — (0.4)%		(2,440,761)

Net Assets — 100.0%		$620,226,325

Percentages indicated are based on net assets as of December 31, 2022.

REIT—Real Estate Investment Trust

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2022. The total value of securities on loan as of December 31, 2022 was $2,974,199.

†	Represents less than 0.05%.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors.

(b)	Security was valued using significant unobservable inputs as of December 31, 2022.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2022.

(d)	The rate represents the effective yield at December 31, 2022.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts shown as “—“ are either 0 or round to less than 1.

See accompanying notes to the financial statements.

10

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2022

Futures Contracts

At December 31, 2022, the Fund’s open futures contracts were as follows:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

Russell 2000 Mini Index March Futures (U.S. Dollar)	3/17/23	42	$3,718,890	$(38,582)

				$(38,582)

See accompanying notes to the financial statements.

11

AZL Small Cap Stock Index Fund

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investment securities, at cost	$497,483,834

Investment securities, at value(a)	$622,667,086
Deposit at broker for futures contracts collateral	281,600
Interest and dividends receivable	841,044
Prepaid expenses	3,360

Total Assets	623,793,090

Liabilities:
Payable for capital shares redeemed	97,736
Payable for collateral received on loaned securities	3,082,307
Payable for variation margin on futures contracts	18,238
Management fees payable	140,526
Administration fees payable	26,214
Distribution fees payable	127,596
Custodian fees payable	4,381
Administrative and compliance services fees payable	2,171
Transfer agent fees payable	2,134
Trustee fees payable	5,423
Other accrued liabilities	60,039

Total Liabilities	3,566,765

Net Assets	$620,226,325

Net Assets Consist of:
Paid in capital	$470,531,026
Total distributable earnings	149,695,299

Net Assets	$620,226,325

Class 1
Net Assets	$34,524,906
Shares of beneficial interest (unlimited number of shares authorized, no par value)	4,782,664
Net Asset Value (offering and redemption price per share)	$7.22

Class 2
Net Assets	$585,701,419
Shares of beneficial interest (unlimited number of shares authorized, no par value)	51,255,613
Net Asset Value (offering and redemption price per share)	$11.43

(a)	Includes securities on loan of $2,974,199.

Statement of Operations

For the Year Ended December 31, 2022

Investment Income:
Dividends	$9,795,767
Interest	1,847
Income from securities lending	44,257
Foreign withholding tax	(10,616)

Total Investment Income	9,831,255

Expenses:
Management fees	1,837,199
Administration fees	106,808
Distribution fees — Class 2	1,670,313
Custodian fees	22,097
Administrative and compliance services fees	9,886
Transfer agent fees	12,516
Trustee fees	39,617
Professional fees	30,531
Licensing fees	145,646
Shareholder reports	26,456
Other expenses	19,830

Total expenses	3,920,899

Net Investment Income/(Loss)	5,910,356

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities	37,688,243
Net realized gains/(losses) on futures contracts	(457,629)
Change in net unrealized appreciation/depreciation on securities	(182,955,042)
Change in net unrealized appreciation/depreciation on futures contracts	(155,603)

Net realized and Change in net unrealized gains/losses on investments	(145,880,031)

Change in Net Assets Resulting From Operations	$(139,969,675)

See accompanying notes to the financial statements.

12

AZL Small Cap Stock Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021

Change In Net Assets:
Operations:
Net investment income/(loss)	$5,910,356	$6,317,869
Net realized gains/(losses) on investments	37,230,614	112,472,960
Change in unrealized appreciation/depreciation on investments	(183,110,645)	79,486,283

Change in net assets resulting from operations	(139,969,675)	198,277,112

Distributions to Shareholders:
Class 1	(9,156,857)	(2,166,192)
Class 2	(107,893,670)	(26,155,914)

Change in net assets resulting from distributions to shareholders	(117,050,527)	(28,322,106)

Capital Transactions:
Class 1
Proceeds from shares issued	47,960	86,410
Proceeds from dividends reinvested	9,156,857	2,166,192
Value of shares redeemed	(4,287,362)	(7,568,265)

Total Class 1 Shares	4,917,455	(5,315,663)

Class 2
Proceeds from shares issued	4,742,326	61,823,244
Proceeds from dividends reinvested	107,893,670	26,155,914
Value of shares redeemed	(111,921,820)	(195,522,153)

Total Class 2 Shares	714,176	(107,542,995)

Change in net assets resulting from capital transactions	5,631,631	(112,858,658)

Change in net assets	(251,388,571)	57,096,348
Net Assets:
Beginning of period	871,614,896	814,518,548

End of period	$620,226,325	$871,614,896

Share Transactions:
Class 1
Shares issued	5,161	7,506
Dividends reinvested	1,306,256	192,550
Shares redeemed	(458,726)	(660,924)

Total Class 1 Shares	852,691	(460,868)

Class 2
Shares issued	358,773	3,695,251
Dividends reinvested	9,720,151	1,627,624
Shares redeemed	(8,046,992)	(12,276,692)

Total Class 2 Shares	2,031,932	(6,953,817)

Change in shares	2,884,623	(7,414,685)

See accompanying notes to the financial statements.

13

AZL Small Cap Stock Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated. Does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.)

	Year Ended December 31,
	2022	2021	2020	2019	2018

Class 1

Net Asset Value, Beginning of Period	$11.75	$9.76	$9.65	$9.26	$11.68

Investment Activities:
Net Investment Income/(Loss)	0.10 (a)	0.11 (a)	0.09 (a)	0.12 (a)	0.16
Net Realized and Unrealized Gains/(Losses) on Investments	(2.11)	2.44	0.80	1.78	(0.93)

Total from Investment Activities	(2.01)	2.55	0.89	1.90	(0.77)

Distributions to Shareholders From:
Net Investment Income	(0.16)	(0.14)	(0.17)	(0.17)	(0.18)
Net Realized Gains	(2.36)	(0.42)	(0.61)	(1.34)	(1.47)

Total Dividends	(2.52)	(0.56)	(0.78)	(1.51)	(1.65)

Net Asset Value, End of Period	$7.22	$11.75	$9.76	$9.65	$9.26

Total Return(b)	(16.45)%	26.37%	10.98%	22.42%	(8.59)%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$34,525	$46,174	$42,848	$44,098	$41,285
Net Investment Income/(Loss)	1.08%	0.95%	1.11%	1.21%	1.17%
Expenses Before Reductions(c)	0.32%	0.33%	0.34%	0.33%	0.33%
Expenses Net of Reductions	0.32%	0.33%	0.34%	0.33%	0.33%
Portfolio Turnover Rate(d)	12%	20%	21%	14%	19%

Class 2

Net Asset Value, Beginning of Period	$16.77	$13.74	$13.23	$12.17	$14.88

Investment Activities:
Net Investment Income/(Loss)	0.12 (a)	0.12 (a)	0.10 (a)	0.13 (a)	0.15
Net Realized and Unrealized Gains/(Losses) on Investments	(2.98)	3.44	1.15	2.40	(1.25)

Total from Investment Activities	(2.86)	3.56	1.25	2.53	(1.10)

Distributions to Shareholders From:
Net Investment Income	(0.12)	(0.11)	(0.13)	(0.13)	(0.14)
Net Realized Gains	(2.36)	(0.42)	(0.61)	(1.34)	(1.47)

Total Dividends	(2.48)	(0.53)	(0.74)	(1.47)	(1.61)

Net Asset Value, End of Period	$11.43	$16.77	$13.74	$13.23	$12.17

Total Return(b)	(16.65)%	26.04%	10.71%	22.19%	(8.93)%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$585,701	$825,440	$771,671	$803,521	$713,258
Net Investment Income/(Loss)	0.82%	0.71%	0.86%	0.96%	0.93%
Expenses Before Reductions(c)	0.57%	0.58%	0.59%	0.58%	0.58%
Expenses Net of Reductions	0.57%	0.58%	0.59%	0.58%	0.58%
Portfolio Turnover Rate(d)	12%	20%	21%	14%	19%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to the financial statements.

14

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2022

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services —Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Small Cap Stock Index Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears

15

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2022

expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust.

This report does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred. All share classes have equal voting rights, except that voting with respect to matters that affect a single class is limited to shares of that class.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned on the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2022 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $4,377 during the year ended December 31, 2022. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $3,082,307 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2022. At December 31, 2022, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2022, the Fund did not engage in any Rule 17a-7 transactions.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2022, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”), if any, is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2022, the monthly average notional amount for long contracts was $5.2 million. There was no short contract activity during the period. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

16

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2022

Summary of Derivative Instruments

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Value	Statement of Assets and Liabilities Location	Total Value
Equity Risk

Futures Contracts	Receivable for variation margin on futures contracts*	$—	Payable for variation margin on futures contracts*	$38,582

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2022:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized
Equity Risk

Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$(457,629)	$(155,603)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Management fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2024.

For the year ended December 31, 2022, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL Small Cap Stock Index Fund, Class 1	0.26%	0.46%

AZL Small Cap Stock Index Fund, Class 2	0.26%	0.71%

Any amounts waived or reimbursed by the Manager with respect to the annual expense limits in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2022, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

Management fees, which the Manager may waive in order to maintain more competitive expense ratios, are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations, as applicable. During the year ended December 31, 2022, there were no such waivers.

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of combined average daily net assets of the Funds on the first $4 billion, 0.04% of combined average daily net assets of the Funds on the next $2 billion, 0.02% of combined average daily net assets of the Funds on the next $2 billion and 0.01% of combined average daily net assets of the Funds over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

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AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2022

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable to Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are determined pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations have become unreliable or are not readily available as defined in Rule 2a-5 under the 1940 Act are valued in accordance with valuation procedures approved by the Board. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with valuation procedures approved by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. These procedures include the Fund’s use of a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The Board has designated the Manager to perform the Fund’s fair value determinations in accordance with valuation procedures approved by the Board. The effect of using fair value pricing is that the Fund’s NAV will be subject to the judgment of the Manager. The Manager’s fair valuation process is subject to the oversight of the Board.

The following is a summary of the valuation inputs used as of December 31, 2022 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3		Total

Common Stocks+	$616,674,900	$—	$—	#	$616,674,900
Short-Term Security Held as Collateral for Securities on Loan	3,082,307	—	—		3,082,307
Unaffiliated Investment Company	2,909,879	—	—		2,909,879

Total Investment Securities	622,667,086	—	—		622,667,086

Other Financial Instruments:*
Futures Contracts	(38,582)	—	—		(38,582)

Total Investments	$622,628,504	$—	$—		$622,628,504

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

#	Represents the interest in securities that were determined to have a value of zero at December 31, 2022.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2022, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Small Cap Stock Index Fund	$85,888,927	$187,524,954

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AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2022

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk. The Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Fund.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

7. Coronavirus (COVID-19) Pandemic

The global outbreak of the COVID-19 strain of the coronavirus has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may adversely impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objective(s).

8. Recent Regulatory Pronouncements

In December 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-06 “Reference Rate Reform (Topic 848)”. ASU No. 2022-06 updates and clarifies ASU No. 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of LIBOR and other interbank-offered reference rates. The temporary relief provided by ASU No. 2022-06 is effective immediately for certain reference rate-related contract modifications that occur through December 31, 2024. Management does not expect ASU No. 2022-06 to have a material impact on the financial statements.

9. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2022 is $514,256,269. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$180,095,649
Unrealized (depreciation)	(71,684,832)

Net unrealized appreciation/(depreciation)	$108,410,817

19

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2022

The tax character of dividends paid to shareholders during the year ended December 31, 2022 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Small Cap Stock Index Fund	$20,947,176	$96,103,351	$117,050,527

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2021 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Small Cap Stock Index Fund	$10,191,642	$18,130,464	$28,322,106

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2022, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL Small Cap Stock Index Fund	$7,171,306	$34,113,176	$—	$108,410,817	$149,695,299

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, mark-to-market of future contracts, investments in real estate investment trusts and other miscellaneous differences.

10. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2022, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 55% of the Fund. Investment activities of this shareholder could have a material impact to the Fund.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL Small Cap Stock Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Small Cap Stock Index Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 23, 2023

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

21

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2022, 42.05% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2022, the Fund declared net short-term capital gain distributions of $15,290,341.

During the year ended December 31, 2022, the Fund declared net long-term capital gain distributions of $96,103,351.

22

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

23

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2024 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s) and certain competitor or “peer group” funds), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall-out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2022. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 14 and 21, 2022, and September 13, 2022, as well as in various other meetings preceding those meetings. Accordingly, the Advisory Contracts were approved by the Board at an in-person meeting on September 13, 2022. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2024. Additionally, at a subsequent meeting held December 13, 2022, the Board considered and approved a recommendation to reduce, through at least April 30, 2024, the management fee of the AZL FIAM Total Bond Fund.

24

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for others to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2022 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 14 and 21, 2022, and September 13, 2022, the Manager reported that for the one-year period ended December 31, 2021, nine Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40% of their respective Lipper peer groups. For the three-year period ended December 31, 2021, six Funds were in the top 40%, six were in the middle 20% and seven were in the bottom 40% of their respective Lipper peer groups. For the five-year period ended December 31, 2021, seven Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40% of their respective Lipper peer groups. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Five Funds, the AZL Russell 1000 Value Index Fund, AZL MSCI Emerging Markets Equity Index Fund, AZL Enhanced Bond Index Fund, AZL MetWest Total Return Bond Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Russell 1000 Value Index Fund and the AZL MSCI Emerging Markets Equity Index Fund in December 2021, of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund in February 2022, and of the AZL MetWest Total Return Fund in September 2021, to receive and review enhanced reporting on each Fund’s current investment strategy, process and outlook. As a result of these discussions, the Board understood that the underperformance of these Funds was primarily a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board considered that the Funds that are index funds seek to track their respective indices and do not take defensive positions under any market conditions, including in periods of market decline. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by low short-term interest rates during the periods measured.

The Board considered that the AZL DFA Five-Year Global Fixed Income Fund, which was in the bottom 40% for the three- and five-year periods, had shown improved relative performance in more recent periods.

At the Board meeting held September 13, 2022, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2022.

Thus, at the Board meeting held September 13, 2022, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2022, 18 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2021 for the 19 Funds was as follows: (1) 18 of the Funds had management fee rankings at or below the 65th percentile (with 14 Funds at or below the 50th percentile); and (2) for the AZL MSCI Global Equity Index Fund, it was determined that there was poor peer group comparability due to there being only one other fund in the category. In addition, the Board also considered that the AZL Enhanced Bond Index Fund ranked at the 63rd percentile in the bond index category, but that the Fund’s enhanced bond strategy lacks direct peers.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

25

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2019 through 2021. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. In considering profitability information, the Board considered the possible effect of any fall-out benefits to the Subadvisers and their affiliates. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds (other than AZL FIAM Multi-Strategy Fund, AZL FIAM Total Bond Fund, and AZL MSCI Global Equity Index Fund) do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of June 30, 2022, were approximately $14.8 billion, and that no single Fund had assets in excess of $2.5 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as Fund assets change. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

26

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the FOF Trust, and ETF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	50	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	50	Diamond Hill Funds (10 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	50	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	50	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019 - 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc. (a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	50	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	50	None

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	50	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.

(2)	Indefinite.

(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, duing which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

27

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Associate General Counsel, Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the FOF Trust, 2014 to present, and the ETF Trust, 2020 to present.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.

(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

28

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1222 02/23

AZL® T. Rowe Price Capital Appreciation Fund

Annual Report

December 31, 2022

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 11

Statement of Operations Page 11

Statements of Changes in Net Assets Page 12

Financial Highlights Page 13

Notes to the Financial Statements Page 14

Report of Independent Registered Public Accounting Firm Page 21

Other Federal Income Tax Information Page 22

Other Information Page 23

Approval of Investment Advisory and Subadvisory Agreements Page 24

Information about the Board of Trustees and Officers Page 27

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® T. Rowe Price Capital Appreciation Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® T. Rowe Price Capital Appreciation Fund and T. Rowe Price Associates, Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2022?*

For the year ended December 31, 2022, the AZL® T. Rowe Price Capital Appreciation Fund (the “Fund”) returned (12.09)%. That compared to a (18.11)%, (13.01)% and a (15.91)% total return for its benchmarks, the S&P 500 Index, the Bloomberg U.S. Aggregate Bond Index, and the Moderate Composite Index, respectively.1

Major U.S. stock indexes fell sharply in 2022, the worst year for equities since the 2008 global financial crisis. Investors shunned riskier assets in response to Russia’s invasion of Ukraine, elevated inflation exacerbated by rising commodity prices and global supply chain disruptions, surging U.S. Treasury yields and the Federal Reserve’s short-term interest rate increases starting in mid-March.

Although many indexes finished the year above their lowest levels of 2022, many investors remained concerned that ongoing Fed rate hikes would hurt corporate earnings and push the economy into a recession in 2023.

The equity portion of the Fund modestly outperformed the S&P 500 Index. Meanwhile, its fixed income holdings posted a negative return during the one-year period but strongly outperformed the Bloomberg U.S. Aggregate Bond Index. Within equities, stock selection in consumer discretionary and information technology contributed the most to the Fund’s relative performance. Conversely, energy detracted from the Fund’s relative results due to sector allocation effects.

Within fixed income, the Fund’s above-benchmark exposure to bank loans improved relative results, as the asset class was one of the best performing areas of the fixed income markets during the year.

Overall, the Fund’s exposure to equities decreased during the period, as the Fund trimmed select stocks in the consumer discretionary and utilities sectors. In contrast, the Fund’s overall weight in fixed income increased during the year, as the subadvisor started a position in U.S. Treasuries. The cash position declined compared to the beginning of the period as a result of these shifts.

During the year, the Fund maintained exposure to covered call options, a type of derivative that provides downside protection for the portfolio while offering the benefits of owning a stock, such as dividends and capital appreciation, so long as the stock remains below the option strike price. The Fund’s covered call strategy made a moderately positive contribution to returns.

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2022.

[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.

1

AZL® T. Rowe Price Capital Appreciation Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important intermediate-term objective. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 50% of its net assets in the common stock of established U.S. Companies that have above-average potential for capital growth. The remaining assets are generally invested in convertible securities, corporate and government debt, bank loans, and foreign securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

Debt securities held by the Fund may decline in value due to rising interest rates.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2022
	1 Year	3 Year	5 Year	10 Year
AZL® T. Rowe Price Capital Appreciation Fund	(12.09)%	6.85%	8.78%	11.17%
S&P 500® Index	(18.11)%	7.66%	9.42%	12.56%
Bloomberg U.S. Aggregate Bond Index	(13.01)%	(2.71)%	0.02%	1.06%
Moderate Composite Index	(15.91)%	4.00%	6.07%	8.14%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® T. Rowe Price Capital Appreciation Fund	1.05%

The above expense ratio is based on the current Fund prospectus dated April 29, 2022. The Manager and the Fund have entered into a written agreement reducing the management fee to 0.70% through at least April 30, 2024. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses such as interest expense and acquired fund fees and expenses, to 1.20% through April 30, 2024. Additional information pertaining to the December 31, 2022 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard and Poor’s 500 Index (“S&P 500®”), the Bloomberg U.S. Aggregate Bond Index and the Moderate Composite Index (“Composite”). The S&P 500® is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (60%) of the S&P 500® and (40%) of the Bloomberg U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL T. Rowe Price Capital Appreciation Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL T. Rowe Price Capital Appreciation Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL T. Rowe Price Capital Appreciation Fund	$1,000.00	$1,029.20	$5.01	0.98%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 - 12/31/22*	Annualized Expense Ratio During Period 7/1/22 - 12/31/22

AZL T. Rowe Price Capital Appreciation Fund	$1,000.00	$1,020.27	$4.99	0.98%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Common Stocks	61.9%

Bank Loans	14.5

U.S. Treasury Obligation	8.9

Corporate Bonds	8.5

Unaffiliated Investment Company	5.4

Preferred Stocks	0.5

Short-Term Security Held as Collateral for Securities on Loan	0.3

Asset Backed Securities	0.3

Yankee Debt Obligations	0.2

Convertible Bond	0.1

Total Investment Securities	100.6

Net other assets (liabilities)	(0.6)

Net Assets	100.0%

3

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Common Stocks (61.9%):
Auto Components (0.1%):
18,097	Mobileye Global, Inc., Class A*^	$634,481

Banks (2.9%):
196,716	PNC Financial Services Group, Inc. (The)	31,069,325

Beverages (0.3%):
101,584	Keurig Dr Pepper, Inc.	3,622,485

Biotechnology (0.7%):
49,626	AbbVie, Inc.	8,020,058

Capital Markets (3.2%):
196,538	Intercontinental Exchange, Inc.	20,162,834
192,946	KKR & Co., Inc., Class A	8,956,553
3,102	MSCI, Inc.	1,442,957
10,683	S&P Global, Inc.	3,578,164

		34,140,508

Chemicals (1.0%):
32,183	Linde plc	10,497,451

Commercial Services & Supplies (1.4%):
825,132	Aurora Innovation, Inc.*	998,409
105,062	Waste Connections, Inc.	13,927,019

		14,925,428

Electric Utilities (1.4%):
145,706	Exelon Corp.	6,298,870
123,700	Xcel Energy, Inc.	8,672,607

		14,971,477

Electronic Equipment, Instruments & Components (2.6%):
138,086	TE Connectivity, Ltd.	15,852,273
31,338	Teledyne Technologies, Inc.*	12,532,379

		28,384,652

Entertainment (0.1%):
4,927	Madison Square Garden Sports Corp., Class A	903,267

Health Care Equipment & Supplies (6.1%):
162,777	Alcon, Inc.	11,183,277
105,600	Baxter International, Inc.	5,382,432
54,161	Becton Dickinson and Co.	13,773,142
64,135	Danaher Corp.	17,022,712
24,335	GE HealthCare Technologies, Inc.*	1,420,677
18,875	Stryker Corp.	4,614,749
49,122	Teleflex, Inc.	12,262,325

		65,659,314

Health Care Providers & Services (2.0%):
40,244	UnitedHealth Group, Inc.	21,336,564

Hotels, Restaurants & Leisure (3.0%):
36,900	Hilton Worldwide Holdings, Inc.#	4,662,684
60,600	Starbucks Corp.#	6,011,520
165,705	Yum! Brands, Inc.#	21,223,496

		31,897,700

Industrial Conglomerates (1.7%):
218,394	General Electric Co.#	18,299,233

Insurance (0.7%):
48,476	Marsh & McLennan Cos., Inc.	8,021,808

Interactive Media & Services (1.8%):
174,960	Alphabet, Inc., Class A*#	15,436,721
33,686	Meta Platforms, Inc., Class A*	4,053,773

		19,490,494

Shares		Value
Common Stocks, continued
Internet & Direct Marketing Retail (2.1%):
267,466	Amazon.com, Inc.*#	$22,467,144

IT Services (1.9%):
90,895	Black Knight, Inc.*	5,612,766
22,800	Mastercard, Inc., Class A	7,928,244
32,800	Visa, Inc., Class A	6,814,528

		20,355,538

Life Sciences Tools & Services (4.9%):
609,276	Avantor, Inc.*	12,849,631
138,695	PerkinElmer, Inc.	19,447,813
36,639	Thermo Fisher Scientific, Inc.	20,176,731

		52,474,175

Machinery (3.5%):
322,067	Fortive Corp.	20,692,805
319,903	Ingersoll-Rand, Inc.	16,714,932

		37,407,737

Multi-Utilities (1.9%):
177,836	Ameren Corp.	15,813,177
68,800	Public Service Enterprise Group, Inc.	4,215,376

		20,028,553

Oil, Gas & Consumable Fuels (1.6%):
23,388	ConocoPhillips	2,759,784
76,853	EOG Resources, Inc.	9,954,001
21,000	Pioneer Natural Resources Co.	4,796,190

		17,509,975

Pharmaceuticals (0.9%):
67,372	Catalent, Inc.*	3,032,414
18,500	Eli Lilly & Co.	6,768,040

		9,800,454

Professional Services (2.6%):
73,574	Equifax, Inc.	14,299,843
241,487	TransUnion	13,704,387

		28,004,230

Semiconductors & Semiconductor Equipment (3.8%):
44,600	NVIDIA Corp.	6,517,844
121,980	NXP Semiconductors NV	19,276,500
93,146	Texas Instruments, Inc.	15,389,582

		41,183,926

Software (7.3%):
235,616	Microsoft Corp.	56,505,429
30,521	Roper Technologies, Inc.	13,187,819
71,632	Salesforce, Inc.*	9,497,687

		79,190,935

Technology Hardware, Storage & Peripherals (2.4%):
202,292	Apple, Inc.	26,283,800

Total Common Stocks (Cost $657,173,703)		666,580,712

Preferred Stocks (0.5%):
Capital Markets (0.0%†):
3,600	Charles Schwab Corp. (The), Series D, 25.22%, 11/14/19^	84,924

Electric Utilities (0.1%):
65,939	SCE Trust IV, Series J, 4.07%, 12/31/49	1,193,496

See accompanying notes to the financial statements.

4

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Preferred Stocks, continued
Multi-Utilities (0.4%):
72,280	CMS Energy Corp., 2.07%, 10/15/78	$1,603,170
89,341	CMS Energy Corp., 2.05%, 3/1/79	2,001,238
16,144	NiSource, Inc., Series B, 3.21%, 11/21/19	392,138

		3,996,546

Total Preferred Stocks (Cost $6,182,600)		5,274,966

Principal Amount		Value
Asset Backed Securities (0.3%):
$627,263	Domino’s Pizza Master Issuer LLC, Class A2, Series 2019-1A, 3.67%, 10/25/49, Callable 10/25/26 @ 100(a)	528,863
1,405,890	Domino’s Pizza Master Issuer LLC, Class A23, Series 2018-1A, 4.12%, 7/25/47, Callable 7/25/24 @ 100(a)	1,286,030
1,334,400	Domino’s Pizza Master Issuer LLC, Class A2I, Series 2018-1A, 4.12%, 7/25/48, Callable 1/25/23 @ 100(a)	1,257,464

Total Asset Backed Securities (Cost $3,353,697)		3,072,357

Convertible Bond (0.1%):
Media (0.1%):
1,144,000	Spotify USA, Inc., 7.00%, 3/15/26	921,080

Total Convertible Bond (Cost $1,026,258)		921,080

Bank Loans (14.5%):
Airlines (0.2%):
1,642,982	SkyMiles IP Ltd. Initial Term Loan, 8.07% (LIBOR+375bps ), 10/20/27	1,672,556

Building Products (0.5%):
1,571,767	Filtration Group Corporation 2021 Incremental Term Loan, 4.36% (Term SOFR+0bps ), 10/21/28	1,540,332
1,987,662	Filtration Group Corporation Initial Dollar Term Loan, 7.32% (LIBOR+300bps ), 3/31/25	1,963,651
1,514,598	Filtration Group Corporation Initial Euro Term Loan, 7.82% (LIBOR+350bps ), 3/31/25	1,460,330

		4,964,313

Capital Markets (0.8%):
8,597,157	Medline Borrower, LP Initial Dollar Term Loan, 7.57% (LIBOR+325bps ), 10/23/28	8,158,530
530,550	Woof Holdings, Inc. Initial Term Loan, 8.07% (LIBOR+375bps ), 12/21/27	497,831

		8,656,361

Chemicals (0.8%):
5,344,045	USI, Inc. 2021 New Term Loan, 7.57% (LIBOR+325bps ), 12/2/26	5,297,285
3,895,426	USI, Inc. 2022 New Term Loan, 8.11% (Term SOFR+375bps ), 11/22/29	3,850,628

		9,147,913

Diversified Consumer Services (0.7%):
4,656,442	Ascend Learning, LLC 2021 Initial Term Loan, 7.82% (LIBOR+350bps ), 12/11/28	4,394,517
3,621,059	Loire UK Midco 3 Limited Facility B, 7.32% (LIBOR+300bps ), 4/21/27	3,372,111
158,964	Loire UK Midco 3 Limited Facility B2, 7.82% (LIBOR+350bps ), 4/21/27	148,101

		7,914,729

Principal Amount		Value
Bank Loans, continued
Diversified Financial Services (0.1%):
$722,700	Acrisure, LLC 2021-1 Additional Term Loan, 8.07% (LIBOR+375bps ), 2/15/27	$684,982

Electric Utilities (1.1%):
2,096,314	Alliant Holdings I LLC 2019 New Term Loan, 7.57% (LIBOR+325bps ), 5/9/25	2,066,735
5,419,965	Alliant Holdings I LLC TLB-4 New Term Loan, 7.82% (LIBOR+350bps ), 11/5/27	5,290,265
4,297,495	Alliant Holdings Intermediate, LLC 2018 Initial Term Loan, 7.57% (LIBOR+325bps ), 5/9/25	4,236,256

		11,593,256

Health Care (0.0%†):
125,760	EyeCare Partners, LLC Amendment No. 1 Term Loan, 8.48% (LIBOR+375bps ), 11/15/28	105,450
272,229	EyeCare Partners, LLC Initial Term Loan, 8.07% (LIBOR+375bps ), 2/18/27	216,877

		322,327

Health Care Providers & Services (0.9%):
1,691,417	ADMI Corp. Amendment No. 4 Refinancing Term Loan, 7.69% (LIBOR+338bps ), 12/23/27	1,529,887
3,802,617	ADMI Corp. Amendment No. 5 Incremental Term Loan, 8.07% (LIBOR+350bps ), 12/23/27	3,453,270
401,169	Aspen Dental Term B Loan, 4.32% (LIBOR+375bps ), 4/30/25	376,786
571,018	Heartland Dental, LLC 2021 Incremental Term Loan, 8.32% (LIBOR+400bps ), 4/30/25	529,619
4,068,408	Heartland Dental, LLC Initial Term Loan, 8.07% (LIBOR+375bps ), 4/30/25	3,751,073

		9,640,635

Hotels, Restaurants & Leisure (0.5%):
39	Four Seasons Holdings Inc. 2013 First Lein Term Ln, 6.32% (LIBOR+200bps ), 11/30/23	39
494,102	Hilton Worldwide Refinanced Series B-2 Term Loan, 6.11% (Term SOFR+175bps ), 6/22/26	492,135
1,983,382	IRB Holding Corp. 2020 Replacement Term B Loan, 7.07% (LIBOR+275bps ), 2/5/25	1,963,231
1,977,933	IRB Holding Corp. 2022 Replacement Term B Loan, 7.36% (Term SOFR+300bps ), 12/15/27	1,917,111
604,972	Life Time, Inc. 2021 Refinancing Term Loan, 9.07% (LIBOR+475bps ), 12/16/24	601,003
165,925	Seaworld Parks & Entertainment, Inc. Term B Loan, 7.50% (PRIME+0bps ), 8/25/28	162,725

		5,136,244

Insurance (3.7%):
4,604,023	Howden (Hyperion) 2021 Dollar Refinancing Term Loan, 7.57% (LIBOR+325bps ), 11/12/27	4,476,583
1,050,612	Hub International Limited 2022 Incremental Term Loan, 8.36% (Term SOFR+400bps ), 11/10/29	1,038,068
20,272,186	Hub International Limited Initial Term Loan, 7.32% (LIBOR+300bps ), 4/25/25	20,027,298
13,548,190	Hub International LTD B-3 Incremental Term Loan, 7.57% (LIBOR+325bps ), 4/25/25	13,409,592
1,126,212	Ryan Specialty Group, LLC Initial Term Loan, 7.36% (Term SOFR+300bps ), 9/1/27	1,116,831

		40,068,372

See accompanying notes to the financial statements.

5

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Bank Loans, continued
IT Services (0.0%†):
$200,000	CoreLogic, Inc. Initial Term Loan, 10.82% (LIBOR+650bps ), 6/4/29	$140,100

Life Sciences Tools & Services (0.1%):
943,307	Avantor Funding, Inc. 2021 Incremental B-5 Dollar Term Loan, 6.57% (LIBOR+225bps ), 11/8/27	937,544

Machinery (0.2%):
1,727,729	TK Elevator Midco GmbH Facility B1, 7.82% (LIBOR+350bps ), 7/30/27	1,659,708

Media (0.0%†):
544,528	Charter Communications Operating, LLC Term B-1 Loan, 6.07% (LIBOR+175bps ), 4/30/25	540,868

Pharmaceuticals (0.3%):
3,631,212	Sunshine Luxembourg VII S.a r.l. Facility B3, 8.48% (LIBOR+375bps ), 10/1/26	3,471,838

Professional Services (0.1%):
703,502	Camelot U.S. Acquisition 1 Co. Amendment No. 2 Incremental Term Loan, 7.32% (LIBOR+300bps ), 10/30/26	692,070

Software (3.2%):
1,046,961	Applied Systems, Inc. 2021 Term Loan, 11.11% (Term SOFR+675bps ), 9/19/25	1,035,183
6,319,340	Applied Systems, Inc. 2026 Term Loan, 8.86% (Term SOFR+450bps ), 9/18/26	6,290,536
1,107,148	Azalea TopCo, Inc. 2021 Term Loan, 4.36% (Term SOFR+0bps ), 7/24/26	1,014,890
662,513	Azalea TopCo, Inc. 2022 Incremental Term Loan, 8.11% (Term SOFR+375bps ), 7/24/26	606,200
4,310,667	Azalea TopCo, Inc. Initial Term Loan, 8.11% (Term SOFR+375bps ), 7/24/26	3,938,872
4,452,565	RealPage, Inc. Initial First Lien Term Loan, 7.32% (LIBOR+300bps ), 4/24/28	4,225,484
200,000	RealPage, Inc. Initial Second Lien Loan, 10.82% (LIBOR+650bps ), 4/23/29	191,500
412,003	Sophia, L.P. 2022 Incremental Term B-1 Loan, 8.30% (SOFR+400bps ), 10/7/27	399,642
987,465	Sophia, L.P. Term Loan B, 7.82% (LIBOR+350bps ), 10/7/27	951,057
885,000	UKG Inc. 2021 Incremental Term Loan, 9.57% (LIBOR+525bps ), 5/3/27	810,217
16,370,745	UKG Inc. 2021-2 Incremental Term Loan, 7.00% (LIBOR+325bps ), 5/4/26	15,552,208

		35,015,789

Software & Tech Services (0.4%):
4,534,750	Athenahealth Group Inc. Initial Term Loan, 7.86% (Term SOFR+350bps ), 2/15/29	4,082,907
554,348	Athenahealth Group Inc. Initial Term Loan DDTL, 7.86% (Term SOFR+350bps ), 2/15/29+	499,113
272,938	Storable, Inc. Initial Term Loan, 7.86% (Term SOFR+350bps ), 4/17/28	259,291

		4,841,311

Sovereign Bond (0.5%):
5,296,035	Mileage Plus Holdings LLC Initial Term Loan, 9.57% (LIBOR+525bps ), 6/21/27	5,440,352

Principal Amount		Value
Bank Loans, continued
Specialty Retail (0.4%):
$1,418,700	PetVet Care Centers, LLC 2018 First Lien Term Loan, 7.57% (LIBOR+325bps ), 2/14/25	$1,323,378
2,162,472	PetVet Care Centers, LLC 2021 First Lien Replacement Term Loan, 7.82% (LIBOR+350bps ), 2/14/25	2,026,344
357,825	PetVet Care Centers, LLC Initial First Lien Term Loan, 7.07% (LIBOR+275bps ), 2/14/25	333,003
115,000	PetVet Care Centers, LLC Initial Second Lien Term Loan, 10.57% (LIBOR+625bps ), 2/13/26	105,704

		3,788,429

Telecommunications (0.0%†):
249,896	SBA Communications Term Loan B, 6.07% (LIBOR+175bps ), 4/11/25	248,786

Total Bank Loans (Cost $161,392,511)		156,578,483

Corporate Bonds (8.5%):
Aerospace & Defense (0.2%):
76,000	Howmet Aerospace, Inc., 5.90%, 2/1/27	76,000
570,000	Howmet Aerospace, Inc., 3.00%, 1/15/29, Callable 11/15/28 @ 100	491,625
250,000	TransDigm UK Holdings plc, 6.88%, 5/15/26, Callable 2/6/23 @ 103.44	245,625
809,000	TransDigm, Inc., 6.25%, 3/15/26, Callable 2/6/23 @ 103.13(a)	793,831
160,000	TransDigm, Inc., 6.38%, 6/15/26, Callable 2/6/23 @ 101.59	155,800
610,000	TransDigm, Inc., 5.50%, 11/15/27, Callable 2/6/23 @ 102.75	567,300

		2,330,181

Airlines (0.2%):
1,150,000	Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, 10/20/28(a)	1,081,179
1,187,500	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets, Ltd., 6.50%, 6/20/27, Callable 6/30/23 @ 103.25(a)	1,174,141
138,057	U.S. Airways Pass Through Trust, Series 2010-1A, 6.25%, 10/22/24	135,296

		2,390,616

Auto Components (0.3%):
467,000	Clarios Global LP, 6.75%, 5/15/25, Callable 2/6/23 @ 103.38(a)	468,751
643,000	Clarios Global LP / Clarios US Finance Co., 6.25%, 5/15/26, Callable 2/6/23 @ 103.13(a)	628,532
1,735,000	Clarios Global LP / Clarios US Finance Co., 8.50%, 5/15/27, Callable 2/6/23 @ 104.25(a)	1,695,963

		2,793,246

Building Products (0.0%†):
280,000	Lennox International, Inc., 3.00%, 11/15/23, Callable 9/15/23 @ 100	274,664

Capital Markets (0.4%):
152,000	Intercontinental Exchange, Inc., 4.00%, 9/15/27, Callable 8/15/27 @ 100	146,765
512,000	Intercontinental Exchange, Inc., 4.35%, 6/15/29, Callable 4/15/29 @ 100	496,332

See accompanying notes to the financial statements.

6

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Corporate Bonds, continued
Capital Markets, continued
$1,020,000	Intercontinental Exchange, Inc., 5.20%, 6/15/62, Callable 12/15/61 @ 100	$968,040
772,000	MSCI, Inc., 4.00%, 11/15/29, Callable 11/15/24 @ 102(a)	673,570
1,131,000	MSCI, Inc., 3.63%, 9/1/30, Callable 3/1/25 @ 101.81(a)	938,730
521,000	MSCI, Inc., 3.88%, 2/15/31, Callable 6/1/25 @ 101.94(a)	431,779
471,000	MSCI, Inc., 3.63%, 11/1/31, Callable 11/1/26 @ 101.81(a)	390,930
421,000	MSCI, Inc., 3.25%, 8/15/33, Callable 8/15/27 @ 101.63(a)	325,223

		4,371,369

Diversified Consumer Services (0.0%†):
605,000	Service Corp International/US, 3.38%, 8/15/30, Callable 8/15/25 @ 101.69	491,563

Diversified Financial Services (0.2%):
1,750,000	Acrisure LLC / Acrisure Finance, Inc., 7.00%, 11/15/25, Callable 2/6/23 @ 100(a)	1,605,625

Electric Utilities (0.2%):
1,819,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, 6.75%, 10/15/27, Callable 2/6/23 @ 103.38(a)	1,634,826
385,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 4.25%, 10/15/27, Callable 10/15/23 @ 102.13(a)	345,538
626,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 5.88%, 11/1/29, Callable 11/1/24 @ 102.94(a)	513,320

		2,493,684

Electrical Equipment (0.1%):
1,006,000	Sensata Technologies BV, 4.00%, 4/15/29, Callable 4/15/24 @ 102(a)	867,675
208,000	Sensata Technologies, Inc., 4.38%, 2/15/30, Callable 11/15/29 @ 100(a)	181,740
491,000	Sensata Technologies, Inc., 3.75%, 2/15/31, Callable 2/15/26 @ 101.88(a)	403,847

		1,453,262

Entertainment (0.0%†):
100,000	Live Nation Entertainment, Inc., 4.88%, 11/1/24, Callable 2/6/23 @ 100(a)	96,875

Equity Real Estate Investment Trusts (REITs) (0.2%):
885,000	SBA Communications Corp., 3.88%, 2/15/27, Callable 2/15/23 @ 101.94	803,138
1,165,000	SBA Communications Corp., 3.13%, 2/1/29, Callable 2/1/24 @ 101.56	968,406
63,000	SBA Tower Trust, 6.60%, 1/15/28, Callable 1/15/27 @ 100(a)	63,200

		1,834,744

Health Care Equipment & Supplies (0.1%):
574,000	Hologic, Inc., 3.25%, 2/15/29, Callable 9/28/23 @ 101.63(a)	493,640
745,000	Teleflex, Inc., 4.63%, 11/15/27, Callable 1/23/23 @ 102.31	705,887

Principal Amount		Value
Corporate Bonds, continued
Health Care Equipment & Supplies, continued
$130,000	Teleflex, Inc., 4.25%, 6/1/28, Callable 6/1/23 @ 102.13(a)	$119,600

		1,319,127

Health Care Providers & Services (0.3%):
1,775,000	Hadrian Merger Sub, Inc., 8.50%, 5/1/26, Callable 2/6/23 @ 102.13(a)	1,544,250
1,216,000	Surgery Center Holdings, Inc., 10.00%, 4/15/27, Callable 2/6/23 @ 105(a)	1,228,160

		2,772,410

Hotels, Restaurants & Leisure (2.7%):
2,088,000	Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op, 5.38%, 4/15/27, Callable 2/6/23 @ 102.69	1,986,210
1,301,000	Cedar Fair LP /Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op, 5.50%, 5/1/25, Callable 2/6/23 @ 102.75(a)	1,281,485
188,000	Hilton Domestic Operating Co., Inc., 5.75%, 5/1/28, Callable 5/1/23 @ 102.88(a)	181,890
491,000	Hilton Domestic Operating Co., Inc., 3.75%, 5/1/29, Callable 5/1/24 @ 101.88(a)	424,715
660,000	Hilton Domestic Operating Co., Inc., 4.88%, 1/15/30, Callable 1/15/25 @ 102.44	596,475
737,000	Six Flags Theme Parks, Inc., 7.00%, 7/1/25, Callable 2/6/23 @ 103.5(a)	740,685
1,838,000	Cedar Fair LP, 5.25%, 7/15/29, Callable 7/15/24 @ 102.63	1,649,605
1,584,000	Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op, 6.50%, 10/1/28, Callable 10/1/23 @ 103.25	1,518,660
269,000	Hilton Domestic Operating Co., Inc., 5.38%, 5/1/25, Callable 1/17/23 @ 102.69(a)	265,638
670,000	Hilton Domestic Operating Co., Inc., 4.00%, 5/1/31, Callable 5/1/26 @ 102(a)	562,800
910,000	Hilton Domestic Operating Co., Inc., 3.63%, 2/15/32, Callable 8/15/26 @ 101.81(a)	729,137
349,000	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 4.88%, 4/1/27, Callable 1/23/23 @ 102.44	331,986
3,236,000	KFC Holding Co. /Pizza Hut Holdings LLC /Taco Bell of America LLC, 4.75%, 6/1/27, Callable 2/6/23 @ 102.38(a)	3,106,560
1,273,000	Life Time, Inc., 5.75%, 1/15/26, Callable 2/6/23 @ 102.88(a)	1,177,525
4,419,000	Six Flags Entertainment Corp., 4.88%, 7/31/24, Callable 2/6/23 @ 100(a)	4,264,335
2,690,000	Six Flags Entertainment Corp., 5.50%, 4/15/27, Callable 2/6/23 @ 102.75^(a)	2,454,625
253,000	Vail Resorts, Inc., 6.25%, 5/15/25, Callable 2/6/23 @ 103.13(a)	253,000
664,000	Yum! Brands, Inc., 4.75%, 1/15/30, Callable 10/15/29 @ 100(a)	607,560
858,000	Yum! Brands, Inc., 3.63%, 3/15/31, Callable 12/15/30 @ 100	716,430
1,755,000	Yum! Brands, Inc., 4.63%, 1/31/32, Callable 10/1/26 @ 102.31	1,553,175

See accompanying notes to the financial statements.

7

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2022

Principal Amount		Value
Corporate Bonds, continued
Hotels, Restaurants & Leisure, continued
$1,354,000	Yum! Brands, Inc., 5.38%, 4/1/32, Callable 4/1/27 @ 102.69	$1,252,450
1,120,000	Yum! Brands, Inc., 6.88%, 11/15/37	1,134,000
2,080,000	Yum! Brands, Inc., 5.35%, 11/1/43, Callable 5/1/43 @ 100	1,718,600

		28,507,546

Industrial Conglomerates (0.3%):
3,602,000	General Electric Co., Series D, 8.10% (US0003M+333 bps), Callable 3/15/23 @ 100	3,586,689

Insurance (1.2%):
510,000	AmWINS Group, Inc., 4.88%, 6/30/29, Callable 6/30/24 @ 102.44(a)	436,688
174,000	BroadStreet Partners, Inc., 5.88%, 4/15/29, Callable 4/15/24 @ 102.94(a)	148,770
8,120,000	HUB International, Ltd., 7.00%, 5/1/26, Callable 1/17/23 @ 101.75(a)	7,947,450
484,000	HUB International, Ltd., 5.63%, 12/1/29, Callable 12/1/24 @ 102.81(a)	423,500
80,000	Ryan Specialty Group LLC, 4.38%, 2/1/30, Callable 2/1/25 @ 102.19(a)	69,500
3,463,000	USI, Inc., 6.88%, 5/1/25, Callable 2/6/23 @ 100(a)	3,389,411

		12,415,319

IT Services (0.2%):
5,000	Arches Buyer, Inc., 4.25%, 6/1/28, Callable 12/1/23 @ 102.13(a)	3,900
228,000	Black Knight InfoServ LLC, 3.63%, 9/1/28, Callable 9/1/23 @ 101.81(a)	197,790
291,000	Booz Allen Hamilton, Inc., 3.88%, 9/1/28, Callable 9/1/23 @ 101.94(a)	257,899
38,000	Booz Allen Hamilton, Inc., 4.00%, 7/1/29, Callable 7/1/24 @ 102(a)	33,487
180,000	Gartner, Inc., 4.50%, 7/1/28, Callable 7/1/23 @ 102.25(a)	167,400
724,000	Gartner, Inc., 3.63%, 6/15/29, Callable 6/15/24 @ 101.81(a)	634,405
341,000	Gartner, Inc., 3.75%, 10/1/30, Callable 10/1/25 @ 101.88(a)	293,686
35,000	Twilio, Inc., 3.63%, 3/15/29, Callable 3/15/24 @ 101.81	28,394

		1,616,961

Leisure Products (0.1%):
178,000	Mattel, Inc., 3.38%, 4/1/26, Callable 4/1/23 @ 101.69(a)	163,093
136,000	Mattel, Inc., 5.88%, 12/15/27, Callable 2/6/23 @ 104.41(a)	132,940
379,000	Mattel, Inc., 3.75%, 4/1/29, Callable 4/1/24 @ 101.88(a)	331,625

		627,658

Life Sciences Tools & Services (0.4%):
2,219,000	Avantor Funding, Inc., 4.63%, 7/15/28, Callable 7/15/23 @ 102.31(a)	2,016,516
1,502,000	Avantor Funding, Inc., 3.88%, 11/1/29, Callable 11/1/24 @ 101.94(a)	1,259,803

Principal Amount		Value
Corporate Bonds, continued
Life Sciences Tools & Services, continued
$155,000	Charles River Laboratories International, Inc., 4.25%, 5/1/28, Callable 5/1/23 @ 102.13(a)	$141,825
546,000	Charles River Laboratories International, Inc., 3.75%, 3/15/29, Callable 3/15/24 @ 101.88(a)	480,480
340,000	Charles River Laboratories International, Inc., 4.00%, 3/15/31, Callable 3/15/26 @ 102(a)	294,950
350,000	IQVIA, Inc., 5.00%, 5/15/27, Callable 2/6/23 @ 102.5(a)	330,750

		4,524,324

Media (1.3%):
350,000	CCO Holdings LLC / CCO Holdings Capital Corp., 5.50%, 5/1/26, Callable 2/6/23 @ 101.83(a)	338,625
7,600,000	CCO Holdings LLC / CCO Holdings Capital Corp., 5.13%, 5/1/27, Callable 2/6/23 @ 102.56(a)	7,001,500
6,136,000	CCO Holdings LLC / CCO Holdings Capital Corp., 5.00%, 2/1/28, Callable 1/23/23 @ 102.5(a)	5,522,400
700,000	Lamar Media Corp., 3.75%, 2/15/28, Callable 2/15/23 @ 101.88	624,750
120,000	Lamar Media Corp., 3.63%, 1/15/31, Callable 1/15/26 @ 101.81	98,400
370,000	Sirius XM Radio, Inc., 5.00%, 8/1/27, Callable 2/6/23 @ 102.5(a)	341,787

		13,927,462

Multi-Utilities (0.1%):
768,000	NiSource, Inc., 5.65% (H15T5Y+284 bps), Callable 6/15/23 @ 100	716,530

Professional Services (0.0%†):
405,000	Korn Ferry, 4.63%, 12/15/27, Callable 2/6/23 @ 102.31(a)	371,588

Semiconductors & Semiconductor Equipment (0.0%†):
415,000	Entegris Escrow Corp., 4.75%, 4/15/29, Callable 1/15/29 @ 100(a)	376,094

Software (0.0%†):
306,000	Clarivate Science Holdings Corp., 3.88%, 7/1/28, Callable 6/30/24 @ 101.94(a)	260,865
220,000	Clarivate Science Holdings Corp., 4.88%, 7/1/29, Callable 6/30/24 @ 102.44(a)	186,450
60,000	Crowdstrike Holdings, Inc., 3.00%, 2/15/29, Callable 2/15/24 @ 101.5	50,550

		497,865

Total Corporate Bonds (Cost $95,950,911)		91,395,402

Yankee Debt Obligations (0.2%):
Diversified Telecommunication Services (0.1%):
1,325,000	Altice France Holding SA, 10.50%, 5/15/27, Callable 1/17/23 @ 105.25(a)	1,007,000

Electrical Equipment (0.1%):
260,000	Sensata Technologies BV, 5.63%, 11/1/24(a)	256,750
565,000	Sensata Technologies BV, 5.00%, 10/1/25(a)	548,050

		804,800

Total Yankee Debt Obligations (Cost $2,201,844)		1,811,800

U.S. Treasury Obligation (8.9%):
U.S. Treasury Notes (8.9%):
105,732,000	2.75%, 8/15/32	96,546,532

Total U.S. Treasury Obligation (Cost $96,133,573)		96,546,532

See accompanying notes to the financial statements.

8

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2022

Shares		Value
Short-Term Security Held as Collateral for Securities on Loan (0.3%):
3,186,955	BlackRock Liquidity FedFund, Institutional Class, 1.49%(b)(c)	$3,186,955

Total Short-Term Security Held as Collateral for Securities on Loan (Cost $3,186,955)		3,186,955

Unaffiliated Investment Company (5.4%):
Money Markets (5.4%):
58,240,238	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 3.90%(c)	58,240,238
Total Unaffiliated Investment Company (Cost $58,240,238)		58,240,238

Total Investment Securities (Cost $1,084,842,290) — 100.6%(d)		1,083,608,525
Net other assets (liabilities) — (0.6)%		(6,731,790)

Net Assets — 100.0%		$1,076,876,735

H15T5Y—5 Year Treasury Constant Maturity Rate

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

US0003M—3 Month US Dollar LIBOR

*	Non-income producing security.
#	All or a portion of this security has been pledged as collateral for outstanding call options written.

^	This security or a partial position of this security was on loan as of December 31, 2022. The total value of securities on loan as of December 31, 2022 was $3,082,535.
+	This security, in part or entirely, represents an unfunded loan commitment.

†	Represents less than 0.05%.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2022.

(c)	The rate represents the effective yield at December 31, 2022.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts shown as “—“ are either 0 or round to less than 1.

Percentages indicated are based on net assets as of December 31, 2022.

Options Contracts

At December 31, 2022, the Fund’s over-the-counter options written were as follows:

Description	Counterparty	Put/ Call	Strike Price	Expiration Date	Contracts	Notional Amount(a)	Fair Value

Alphabet, Inc.	Goldman Sachs	Call	160.00 USD	1/20/23	60	$9,600	$(1)
Alphabet, Inc.	Goldman Sachs	Call	165.00 USD	1/20/23	60	9,900	(1)
Alphabet, Inc.	Goldman Sachs	Call	170.00 USD	1/20/23	60	10,200	—
Alphabet, Inc.	Goldman Sachs	Call	175.00 USD	1/20/23	80	14,000	—
Alphabet, Inc.	Wells Fargo	Call	120.00 USD	1/19/24	276	33,120	(113,792)
Amazon.com, Inc.	Wells Fargo	Call	175.00 USD	1/20/23	220	38,500	(3)
Amazon.com, Inc.	Goldman Sachs	Call	180.00 USD	1/20/23	60	10,800	—
Amazon.com, Inc.	Goldman Sachs	Call	185.00 USD	1/20/23	40	7,400	—
Amazon.com, Inc.	Goldman Sachs	Call	190.00 USD	1/20/23	40	7,600	—
Amazon.com, Inc.	Wells Fargo	Call	190.00 USD	1/20/23	80	15,200	—
Amazon.com, Inc.	Wells Fargo	Call	195.00 USD	1/20/23	80	15,600	—
Amazon.com, Inc.	Goldman Sachs	Call	200.00 USD	1/20/23	40	8,000	—
Amazon.com, Inc.	Wells Fargo	Call	200.00 USD	1/20/23	80	16,000	—
Amazon.com, Inc.	Goldman Sachs	Call	205.00 USD	1/20/23	40	8,200	—
Amazon.com, Inc.	Wells Fargo	Call	205.00 USD	1/20/23	80	16,400	—
Amazon.com, Inc.	Goldman Sachs	Call	210.00 USD	1/20/23	40	8,400	—
Amazon.com, Inc.	Wells Fargo	Call	210.00 USD	1/20/23	80	16,800	—
Amazon.com, Inc.	Goldman Sachs	Call	215.00 USD	1/20/23	40	8,600	—
Amazon.com, Inc.	Goldman Sachs	Call	220.00 USD	1/20/23	40	8,800	—
Amazon.com, Inc.	Citigroup	Call	225.00 USD	1/20/23	40	9,000	—
Amazon.com, Inc.	Goldman Sachs	Call	225.00 USD	1/20/23	20	4,500	—

See accompanying notes to the financial statements.

9

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2022

Description	Counterparty	Put/ Call	Strike Price	Expiration Date	Contracts	Notional Amount(a)	Fair Value
Amazon.com, Inc.	Citigroup	Call	230.00 USD	1/20/23	40	$9,200	$—
Amazon.com, Inc.	Citigroup	Call	235.00 USD	1/20/23	40	9,400	—
Amazon.com, Inc.	Citigroup	Call	240.00 USD	1/20/23	40	9,600	—
Amazon.com, Inc.	Citigroup	Call	245.00 USD	1/20/23	40	9,800	—
Amazon.com, Inc.	Citigroup	Call	250.00 USD	1/20/23	40	10,000	—
Amazon.com, Inc.	Citigroup	Call	255.00 USD	1/20/23	40	10,200	—
Apple, Inc.	JPMorgan Chase	Call	170.00 USD	1/20/23	128	21,760	(41)
Apple, Inc.	JPMorgan Chase	Call	175.00 USD	1/20/23	128	22,400	(18)
Apple, Inc.	JPMorgan Chase	Call	180.00 USD	1/20/23	128	23,040	(8)
General Electric Co.	Wells Fargo	Call	85.00 USD	1/20/23	181	15,385	(35,390)
General Electric Co.	Wells Fargo	Call	90.00 USD	1/20/23	181	16,290	(8,766)
General Electric Co.	Wells Fargo	Call	95.00 USD	1/20/23	181	17,195	(1,852)
General Electric Co.	Wells Fargo	Call	110.00 USD	1/20/23	251	27,610	(74)
Hilton Worldwide Holdings	Wells Fargo	Call	145.00 USD	1/19/24	71	10,295	(86,160)
Hilton Worldwide Holdings	Wells Fargo	Call	150.00 USD	1/19/24	72	10,800	(75,284)
Keurig Dr Pepper, Inc.	Citigroup	Call	40.00 USD	1/20/23	184	7,360	(259)
Keurig Dr Pepper, Inc.	Citigroup	Call	42.00 USD	1/20/23	184	7,728	(74)
Microsoft Corp.	Susquehanna	Call	320.00 USD	1/20/23	65	20,800	(10)
Microsoft Corp.	Citigroup	Call	325.00 USD	1/20/23	106	34,450	(10)
Microsoft Corp.	Susquehanna	Call	330.00 USD	1/20/23	65	21,450	(4)
Microsoft Corp.	Citigroup	Call	330.00 USD	1/20/23	61	20,130	(4)
Microsoft Corp.	Susquehanna	Call	340.00 USD	1/20/23	65	22,100	(2)
Microsoft Corp.	Citigroup	Call	340.00 USD	1/20/23	126	42,840	(4)
Microsoft Corp.	Susquehanna	Call	350.00 USD	1/20/23	65	22,750	(1)
Microsoft Corp.	JPMorgan Chase	Call	350.00 USD	1/20/23	64	22,400	(1)
Microsoft Corp.	Citigroup	Call	350.00 USD	1/20/23	126	44,100	(2)
Microsoft Corp.	JPMorgan Chase	Call	355.00 USD	1/20/23	64	22,720	(1)
Microsoft Corp.	JPMorgan Chase	Call	360.00 USD	1/20/23	64	23,040	—
Microsoft Corp.	Citigroup	Call	360.00 USD	1/20/23	65	23,400	—
Microsoft Corp.	Citigroup	Call	365.00 USD	1/20/23	44	16,060	—
Microsoft Corp.	JPMorgan Chase	Call	300.00 USD	1/19/24	223	66,900	(280,823)
PNC Financial Services Group, Inc. (The)	JPMorgan Chase	Call	190.00 USD	1/20/23	49	9,310	(105)
PNC Financial Services Group, Inc. (The)	JPMorgan Chase	Call	195.00 USD	1/20/23	49	9,555	(57)
PNC Financial Services Group, Inc. (The)	JPMorgan Chase	Call	200.00 USD	1/20/23	49	9,800	(33)
PNC Financial Services Group, Inc. (The)	Citigroup	Call	220.00 USD	1/20/23	88	19,360	(8)
PNC Financial Services Group, Inc. (The)	Citigroup	Call	230.00 USD	1/20/23	88	20,240	(3)
Starbucks Corp.	Goldman Sachs	Call	97.50 USD	1/20/23	144	14,040	(53,655)
Starbucks Corp.	Goldman Sachs	Call	100.00 USD	1/20/23	144	14,400	(32,921)
Starbucks Corp.	Goldman Sachs	Call	105.00 USD	1/20/23	144	15,120	(9,211)
Starbucks Corp.	Goldman Sachs	Call	100.00 USD	1/19/24	87	8,700	(118,914)
Starbucks Corp.	Goldman Sachs	Call	105.00 USD	1/19/24	87	9,135	(97,974)
TE Connectivity, Ltd.	JPMorgan Chase	Call	120.00 USD	1/20/23	137	16,440	(13,946)
Thermo Fisher Scientific, Inc.	Citigroup	Call	640.00 USD	1/20/23	25	16,000	(706)
UnitedHealth Group, Inc.	Citigroup	Call	540.00 USD	1/20/23	47	25,380	(39,314)
UnitedHealth Group, Inc.	Citigroup	Call	560.00 USD	1/20/23	26	14,560	(6,694)
UnitedHealth Group, Inc.	Citigroup	Call	580.00 USD	1/20/23	26	15,080	(1,475)
UnitedHealth Group, Inc.	Citigroup	Call	580.00 USD	1/19/24	49	28,420	(209,795)
UnitedHealth Group, Inc.	JPMorgan Chase	Call	600.00 USD	1/19/24	52	31,200	(182,403)
Yum! Brands, Inc.	Wells Fargo	Call	145.00 USD	1/20/23	55	7,975	(76)
Yum! Brands, Inc.	Wells Fargo	Call	150.00 USD	1/20/23	55	8,250	(21)
Yum! Brands, Inc.	Wells Fargo	Call	140.00 USD	1/19/24	211	29,540	(200,866)
Yum! Brands, Inc.	Citigroup	Call	145.00 USD	1/19/24	53	7,685	(40,726)
Yum! Brands, Inc.	Citigroup	Call	150.00 USD	1/19/24	53	7,950	(32,637)

Total (Premiums $6,306,917)							$(1,644,125)

(a)	Notional amount is expressed as the number of contracts multiplied by the strike price of the underlying asset.

Balances Reported in the Statement of Assets and Liabilities for Options Written

Value
Options Written	$(1,644,125)

See accompanying notes to the financial statements.

10

AZL T. Rowe Price Capital Appreciation Fund

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investment securities, at cost	$1,084,842,290

Investment securities, at value(a)	$1,083,608,525
Cash	442,622
Interest and dividends receivable	3,511,206
Foreign currency, at value (cost $97,345)	98,369
Receivable for capital shares issued	23,054
Receivable for investments sold	4,487,496
Reclaims receivable	18,153
Prepaid expenses	4,626

Total Assets	1,092,194,051

Liabilities:
Payable for investments purchased	9,432,854
Payable for capital shares redeemed	67,038
Payable for collateral received on loaned securities	3,186,955
Written Options (Premiums received $6,306,917)	1,644,125
Management fees payable	650,488
Administration fees payable	38,279
Distribution fees payable	232,318
Custodian fees payable	8,457
Administrative and compliance services fees payable	3,676
Transfer agent fees payable	1,170
Trustee fees payable	9,184
Other accrued liabilities	42,772

Total Liabilities	15,317,316

Net Assets	$1,076,876,735

Net Assets Consist of:
Paid in capital	$940,435,061
Total distributable earnings	136,441,674

Net Assets	$1,076,876,735

Shares of beneficial interest (unlimited number of shares authorized, no par value)	66,244,699
Net Asset Value (offering and redemption price per share)	$16.26

(a)	Includes securities on loan of $3,082,535.

Statement of Operations

For the Year Ended December 31, 2022

Investment Income:
Interest	$16,978,629
Dividends	9,289,513
Income from securities lending	46,108
Foreign withholding tax	(66,580)

Total Investment Income	26,247,670

Expenses:
Management fees	8,967,106
Administration fees	169,208
Distribution fees	2,989,035
Custodian fees	42,348
Administrative and compliance services fees	16,306
Transfer agent fees	6,762
Trustee fees	65,005
Professional fees	50,654
Shareholder reports	34,421
Other expenses	32,044

Total expenses before reductions	12,372,889
Less Management fees contractually waived	(597,825)

Net expenses	11,775,064

Net Investment Income/(Loss)	14,472,606

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	122,095,431
Net realized gains/(losses) on written options contracts	3,988,294
Change in net unrealized appreciation/depreciation on securities and foreign currencies	(327,058,457)
Change in net unrealized appreciation/depreciation on written options contracts	19,267,213

Net realized and Change in net unrealized gains/losses on investments	(181,707,519)

Change in Net Assets Resulting From Operations	$(167,234,913)

See accompanying notes to the financial statements.

11

AZL T. Rowe Price Capital Appreciation Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021

Change In Net Assets:
Operations:
Net investment income/(loss)	$14,472,606	$9,835,075
Net realized gains/(losses) on investments	126,083,725	168,205,277
Change in unrealized appreciation/depreciation on investments	(307,791,244)	54,954,011

Change in net assets resulting from operations	(167,234,913)	232,994,363

Distributions to Shareholders:
Distributions	(171,888,281)	(169,653,015)

Change in net assets resulting from distributions to shareholders	(171,888,281)	(169,653,015)

Capital Transactions:
Proceeds from shares issued	9,903,777	15,884,100
Proceeds from dividends reinvested	171,888,281	169,653,015
Value of shares redeemed	(189,545,650)	(161,378,519)

Change in net assets resulting from capital transactions	(7,753,592)	24,158,596

Change in net assets	(346,876,786)	87,499,944
Net Assets:
Beginning of period	1,423,753,521	1,336,253,577

End of period	$1,076,876,735	$1,423,753,521

Share Transactions:
Shares issued	525,081	710,118
Dividends reinvested	10,696,222	8,097,996
Shares redeemed	(9,869,718)	(7,118,225)

Change in shares	1,351,585	1,689,889

See accompanying notes to the financial statements.

12

AZL T. Rowe Price Capital Appreciation Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated. Does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.)

	Year Ended December 31,
	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Period	$21.94	$21.14	$19.66	$16.93	$18.03

Investment Activities:
Net Investment Income/(Loss)	0.23 (a)	0.16 (a)	0.19 (a)	0.26 (a)	0.41
Net Realized and Unrealized Gains/(Losses) on Investments	(2.92)	3.54	3.10	3.79	(0.31)

Total from Investment Activities	(2.69)	3.70	3.29	4.05	0.10

Distributions to Shareholders From:
Net Investment Income	(0.14)	(0.23)	(0.29)	(0.42)	(0.17)
Net Realized Gains	(2.85)	(2.67)	(1.52)	(0.90)	(1.03)

Total Dividends	(2.99)	(2.90)	(1.81)	(1.32)	(1.20)

Net Asset Value, End of Period	$16.26	$21.94	$21.14	$19.66	$16.93

Total Return(b)	(12.09)%	18.12%	17.48%	24.38%	0.38%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,076,877	$1,423,754	$1,336,254	$1,271,510	$1,079,607
Net Investment Income/(Loss)	1.21%	0.70%	0.97%	1.36%	2.25%
Expenses Before Reductions(c)	1.04%	1.05%	1.06%	1.05%	1.05%
Expenses Net of Reductions	0.99%	1.00%	1.01%	1.00%	1.00%
Portfolio Turnover Rate	86%	49%	87%	45%	70%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

13

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2022

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL T. Rowe Price Capital Appreciation Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the period, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust.

14

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2022

This report does not reflect fees or expenses associated with the separate accounts that invest in the Fund or in any variable annuity contracts or variable life insurance policy for which the Fund serves as an investment vehicle.

Bank Loans

The Fund may invest in bank loans, which generally have interest rates which are reset periodically by reference to a base lending rate plus a premium. These base rates are primarily the London-Interbank Offered Rate and, secondarily, the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. Bank loans often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the anticipated or actual maturity may be considerably earlier than the stated maturity shown in the Schedule of Portfolio of Investments. The Fund reflects both the funded portion of a bank loan, as well as its unfunded commitment in the Schedule of Portfolio Investments. All or a portion of any bank loans may be unfunded. The portfolio is obligated to fund any commitments at the borrower’s discretion. Therefore, the portfolio must have funds sufficient to cover its contractual obligation.

Securities Lending

To generate additional income, the Fund may lend up to 33 1⁄3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned on the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2022 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $4,589 during the year ended December 31, 2022. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $3,186,955 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2022. At December 31, 2022, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2022, the Fund participated in the following cross-trade transactions:

	Purchases	Sales	Realized Gains/(Losses)

AZL T. Rowe Price Capital Appreciation Fund	$802,050	$—	$—

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Options Contracts

The Fund may purchase or write put and call options on a security or an index of securities. During the year ended December 31, 2022, the Fund wrote call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums.

Purchased Options Contracts — The Fund pays a premium which is included in “Investments, at value” on the Statement of Assets and Liabilities and marked to market to reflect the current value of the option when purchasing options. Premiums paid for purchasing options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain/loss on the transaction. The Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract. There was no purchased option activity during the period.

Written Options Contracts — The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and is required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value. As of December 31, 2022, securities valued at $31,661,423 have been segregated as collateral as reported on the Fund’s Schedule of Portfolio Investments. For the year ended December 31, 2022, the monthly average notional amount for written options contracts was $1.1 million. Realized gains and losses are reported as “Net realized gains/(losses) on written options contracts” on the Statement of Operations.

15

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2022

Summary of Derivative Instruments

The following is a summary of the values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2022:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Value	Statement of Assets and Liabilities Location	Total Value
Equity Risk

Options Contracts		$—	Written Options contracts	$1,644,125

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2022:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized
Equity Risk

Options Contracts	Net Realized gains/(losses) on written options contracts/ Change in net unrealized appreciation/depreciation on written options contracts	$3,988,294	$19,267,213

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to transact net amounts in accordance with the master netting agreements at December 31, 2022. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Statement of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2022.

As of December 31, 2022, the Fund’s derivative assets and liabilities by type were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Written option contracts	$—	$1,644,125

Total derivative assets and liabilities in the Statement of Assets and Liabilities	—	1,644,125
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	—	—

Total assets and liabilities subject to a MNA	$—	$1,644,125

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under MNA and net of the related collateral received by the Fund as of December 31, 2022:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Derivative Liabilities

Citigroup	$331,711	$—	$—	$—	$331,711
Goldman Sachs	312,677	—	(312,677)	—	—
JPMorgan Chase	477,436	—	—	—	477,436
Susquehanna	17	—	—	—	17
Wells Fargo	522,284	—	(522,284)	—	—

Total	$1,644,125	$—	$(834,961)	$—	$809,164

*

The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to an amended and restated subadvisory agreement, effective November 15, 2013, with T. Rowe Price Associates, Inc. (“T. Rowe Price”), T. Rowe Price provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Management fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2024.

16

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2022

For the year ended December 31, 2022, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL T. Rowe Price Capital Appreciation Fund	0.75%	1.20%

*

The Manager waived, prior to any application of expense limit, the management fee to 0.70% on all assets in order to maintain a more competitive expense ratio. The Manager reserves the right to increase the management fee to the amount shown in the table above (i.e., discontinue the waiver) at any time after April 30, 2024.

Any amounts waived or reimbursed by the Manager with respect to the annual expense limit in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2022, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

Management fees, which the Manager waived may waive in order to maintain more competitive expense ratios, are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations, as applicable.

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of combined average daily net assets of the Funds on the first $4 billion, 0.04% of combined average daily net assets of the Funds on the next $2 billion, 0.02% of combined average daily net assets of the Funds on the next $2 billion and 0.01% of combined average daily net assets of the Funds over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are determined pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Options are generally valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, which are then typically categorized as Level 1 in the fair value hierarchy. For options where market quotations are not readily available, fair value procedures as described below may be applied.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source in accordance with valuation procedures approved by the Board. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations have become unreliable or are not readily available as defined in Rule 2a-5 under the 1940 Act are valued in accordance with valuation procedures approved by the Board. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

17

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2022

In accordance with valuation procedures approved by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. These procedures include the Fund’s use of a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The Board has designated the Manager to perform the Fund’s fair value determinations in accordance with valuation procedures approved by the Board. The effect of using fair value pricing is that the Fund’s NAV will be subject to the judgment of the Manager. The Manager’s fair valuation process is subject to the oversight of the Board.

The following is a summary of the valuation inputs used as of December 31, 2022 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks+	$655,397,435	$11,183,277	$—	$666,580,712
Preferred Stocks+	5,274,966	—	—	5,274,966
Asset Backed Securities	—	3,072,357	—	3,072,357
Convertible Bonds+	—	921,080	—	921,080
Bank Loans	—	156,578,483	—	156,578,483
Corporate Bonds+	—	91,395,402	—	91,395,402
Yankee Debt Obligations+	—	1,811,800	—	1,811,800
U.S. Treasury Obligations	—	96,546,532	—	96,546,532
Short-Term Security Held as Collateral for Securities on Loan	3,186,955	—	—	3,186,955
Unaffiliated Investment Company	58,240,238	—	—	58,240,238

Total Investment Securities	722,099,594	361,508,931	—	1,083,608,525

Other Financial Instruments:*
Written Options	—	(1,644,125)	—	(1,644,125)

Total Investments	$722,099,594	$359,864,806	$—	$1,081,964,400

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as written options.

5. Security Purchases and Sales

For the year ended December 31, 2022, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL T. Rowe Price Capital Appreciation Fund	$984,430,044	$1,089,158,935

For the year ended December 31, 2022, purchases and sales of long-term U.S. government securities were as follows:

	Purchases	Sales

AZL T. Rowe Price Capital Appreciation Fund	$228,967,976	$124,715,886

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk. The Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Fund.

Bank Loan Risk: There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default.

Foreign Securities Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition,

18

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2022

with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may impair or otherwise limit the ability to invest in, receive, hold or sell the securities of such companies.

Interest Rate Risk: Debt securities held by the Fund may decline in value due to rising interest rates. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

London Interbank Offering Rate (“LIBOR”) Risk: Certain investments held by the Fund may pay or receive interest at floating rates based on LIBOR. The United Kingdom Financial Conduct Authority ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. The transition away from LIBOR could result in increased volatility and uncertainty in markets tied to LIBOR. The elimination of LIBOR may adversely affect the market for, or value of, specific securities or payments linked to LIBOR rates, the availability or terms of borrowing or refinancing, or the effectiveness of hedging strategies. To the extent that the Fund’s investments have maturities which extend beyond the transition period, the applicable interest rates might be subject to change if there is a transition from the LIBOR reference rate. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor or SOFR) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

Mortgage-Related and Other Asset-Backed Securities Risk: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, investments in mortgage-related securities may cause the fund to exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If the Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

7. Coronavirus (COVID-19) Pandemic

The global outbreak of the COVID-19 strain of the coronavirus has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may adversely impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objective(s).

8. Recent Regulatory Pronouncements

In December 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-06 “Reference Rate Reform (Topic 848)”. ASU No. 2022-06 updates and clarifies ASU No. 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of LIBOR and other interbank-offered reference rates. The temporary relief provided by ASU No. 2022-06 is effective immediately for certain reference rate-related contract modifications that occur through December 31, 2024. Management does not expect ASU No. 2022-06 to have a material impact on the financial statements.

9. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2022 is $1,093,656,097. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$45,272,572
Unrealized (depreciation)	(56,964,269)

Net unrealized appreciation/(depreciation)	$(11,691,697)

19

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2022

The tax character of dividends paid to shareholders during the year ended December 31, 2022 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL T. Rowe Price Capital Appreciation Fund	$157,037,927	$14,850,354	$171,888,281

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2021, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL T. Rowe Price Capital Appreciation Fund	$157,670,065	$11,982,950	$169,653,015

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2022, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL T. Rowe Price Capital Appreciation Fund	$86,410,164	$67,544,746	$—	$(11,690,301)	$142,264,609

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, foreign currency gains or losses, straddles and other miscellaneous differences.

10. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2022, the Fund had multiple shareholder accounts which are affiliated with the Manager representing ownership in excess of 95% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL T. Rowe Price Capital Appreciation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL T. Rowe Price Capital Appreciation Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 23, 2023

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

21

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2022, 3.06% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2022, the Fund declared net short-term capital gain distributions of $148,809,134.

During the year ended December 31, 2022, the Fund declared net long-term capital gain distributions of $14,850,354.

22

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

23

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2024 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s) and certain competitor or “peer group” funds), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall-out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2022. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 14 and 21, 2022, and September 13, 2022, as well as in various other meetings preceding those meetings. Accordingly, the Advisory Contracts were approved by the Board at an in-person meeting on September 13, 2022. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2024. Additionally, at a subsequent meeting held December 13, 2022, the Board considered and approved a recommendation to reduce, through at least April 30, 2024, the management fee of the AZL FIAM Total Bond Fund.

24

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for others to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2022 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 14 and 21, 2022, and September 13, 2022, the Manager reported that for the one-year period ended December 31, 2021, nine Funds were in the top 40%, four were in the middle 20%, and six were in the bottom 40% of their respective Lipper peer groups. For the three-year period ended December 31, 2021, six Funds were in the top 40%, six were in the middle 20% and seven were in the bottom 40% of their respective Lipper peer groups. For the five-year period ended December 31, 2021, seven Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40% of their respective Lipper peer groups. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Five Funds, the AZL Russell 1000 Value Index Fund, AZL MSCI Emerging Markets Equity Index Fund, AZL Enhanced Bond Index Fund, AZL MetWest Total Return Bond Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Russell 1000 Value Index Fund and the AZL MSCI Emerging Markets Equity Index Fund in December 2021, of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund in February 2022, and of the AZL MetWest Total Return Fund in September 2021, to receive and review enhanced reporting on each Fund’s current investment strategy, process and outlook. As a result of these discussions, the Board understood that the underperformance of these Funds was primarily a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board considered that the Funds that are index funds seek to track their respective indices and do not take defensive positions under any market conditions, including in periods of market decline. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by low short-term interest rates during the periods measured.

The Board considered that the AZL DFA Five-Year Global Fixed Income Fund, which was in the bottom 40% for the three- and five-year periods, had shown improved relative performance in more recent periods.

At the Board meeting held September 13, 2022, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2022.

Thus, at the Board meeting held September 13, 2022, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2022, 18 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2021 for the 19 Funds was as follows: (1) 18 of the Funds had management fee rankings at or below the 65th percentile (with 14 Funds at or below the 50th percentile); and (2) for the AZL MSCI Global Equity Index Fund, it was determined that there was poor peer group comparability due to there being only one other fund in the category. In addition, the Board also considered that the AZL Enhanced Bond Index Fund ranked at the 63rd percentile in the bond index category, but that the Fund’s enhanced bond strategy lacks direct peers.

25

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2019 through 2021. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. In considering profitability information, the Board considered the possible effect of any fall-out benefits to the Subadvisers and their affiliates. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds (other than AZL FIAM Multi-Strategy Fund, AZL FIAM Total Bond Fund, and AZL MSCI Global Equity Index Fund) do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of June 30, 2022, were approximately $14.8 billion, and that no single Fund had assets in excess of $2.5 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as Fund assets change. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

26

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the FOF Trust, and ETF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	50	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	50	Diamond Hill Funds (10 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	50	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	50	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019 - 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc. (a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	50	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	50	None

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	50	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.

(2)	Indefinite.

(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, duing which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

27

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Associate General Counsel, Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the FOF Trust, 2014 to present, and the ETF Trust, 2020 to present.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.

(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

28

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1222 02/23

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b)

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)	The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2)	The audit committee financial expert is Tamara Lynn Fagely, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2022	2021
(a) Audit Fees	$337,653	$337,653
(b) Audit-Related Fees	$40,000	$0
Related to the consent on Form N-1A for the annual registration statement.
	2022	2021
(c) Tax Fees	$122,692	$122,692
Preparation of the funds’ federal income tax returns.
	2022	2021
(d) All Other Fees	$0	$0

4(e)(1)

The Audit Committee (“Committee”) of the Registrant is responsible for pre-approving all audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Before the Registrant engages the independent auditor to render a service, the engagement must be either specifically approved by the Committee or entered into pursuant to the pre-approval policy. The Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Committee at its next scheduled meeting. The Committee may not delegate to management the Committee’s responsibilities to pre-approve services performed by the independent auditor. The Committee has delegated pre-approval authority to its Chairman for any services not exceeding $10,000.

4(e)(2)

During the previous two fiscal years, the Registrant did not receive any non-audit services pursuant to a waiver from the audit committee approval or pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(f)	Not applicable.

4(g)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning were as follows:

2022	2021
$122,692	$122,692

4(h)	Not applicable.

4(i)	Not applicable.

4(j)	Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are furnished herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Allianz Variable Insurance Products Trust

By (Signature and Title)	/s/ Brian Muench
Brian Muench, Principal Executive Officer

Date February 24, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Brian Muench
Brian Muench, Principal Executive Officer

Date February 24, 2023

By (Signature and Title)	/s/ Bashir C. Asad
Bashir C. Asad, Principal Financial Officer & Principal Accounting Officer

Date February 24, 2023